As filed with the Securities and Exchange Commission on March 3, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-800-851-9777

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1:	Report(s) to Shareholders.

(a)	The Annual Report is attached.

Transamerica Series Trust Annual Report

December 31, 2021

1801 California St., Suite 5200

Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Contract Holder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report provides you with information about the investments of your Portfolio(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all contract holders invested in the Portfolio(s), and we believe it to be an important part of the investment process. This report provides detailed information about your Portfolio(s) for the 12-month period ended December 31, 2021.

We believe it is important to understand the market conditions over the last fiscal year of the Portfolios to provide context for reading this report. The period began with equity prices near all-time highs following the immense levels of economic and market volatility created during the first year of the COVID-19 global pandemic. As the year progressed vaccines displayed strong effectiveness in helping to reduce virus cases and the market benefitted from a combination of strong corporate earnings growth and continuing accommodative monetary policy from the Federal Reserve (“Fed”). This enabled major stock indexes to reach new highs throughout the year, and with the Fed providing large amounts of liquidity to the bond markets on a monthly basis, short term rates remained close to zero and the 10-year U.S. Treasury yield peaked at 1.74% at the end of March 2021 before declining to finish the year at 1.52%.

The U.S. economy exhibited strong economic growth in the first two quarters of 2021, and by mid-year aggregate real gross domestic product (“GDP”) had fully recovered to pre-pandemic levels. However, inflation began to emerge and by late spring the change in the Consumer Price Index (“CPI”) reached rates not seen in decades. In the summer months global supply chain constraints emerged, driven in part by worker shortages, further exacerbating inflation. By November, the CPI increase had risen to 6.9% on an annualized basis for its highest reading in 39 years.

Credit markets showed strong and continued improvement throughout the year, and by the fourth quarter high yield default rates had fallen to record low levels. This was reflected in narrowing credit spreads throughout the year, with differentials in yield between both high yield and investment grade credit to comparable maturity Treasury bonds declining to multi-year lows.

The year ended with the onset of the Omicron variant driving COVID-19 case trends dramatically higher and to record levels. This increase in virus cases was perceived to be inflationary due to its impact on worker shortages. At its December meeting the Fed changed perspective, admitting that inflation was not “transitory” and warranted tighter monetary policy, in terms of both interest rates and the removal of open market purchases in the year ahead. As a result, investors began to look forward to the New Year with expectations of continuing inflation and higher interest rates.

For the one-year period ended December 31, 2021, the S&P 500® Index returned 28.71% while the MSCI EAFE Index, representing international developed market equities, returned 11.78%. During the same period, the Bloomberg US Aggregate Bond Index returned -1.54%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Series Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica Series Trust

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Series Trust. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Series Trust. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica 60/40 Allocation VP

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2021 began with U.S. equities near all-time highs, spurred on by an economic recovery driven by historic monetary support from the U.S. Federal Reserve (“Fed”) in response to the COVID-19 pandemic which began in 2020. This broad stimulus supported risk assets like stocks, commodities and credit in the first quarter of 2021; however, it also took some part in fostering inflationary pressures which would show up later in the year.

Increasing COVID-19 vaccination rates and treatment regimens throughout the year led to continued improvement in the labor markets, supporting an already strong U.S. consumer. This kept a floor on equity prices throughout 2021 and set the stage for further credit spread tightening. The favorable spread environment for corporate debt coupled with rising rates led high yield corporate credit to positive returns in the fiscal year; however, Treasuries declined.

Global supply chain bottlenecks which developed during the pandemic combined with surging consumer demand for goods and services also pushed prices higher as the year progressed. The rising inflation and interest rate environment ushered in a market rotation within U.S. equities, as high growth sectors like technology gave up leadership to more cyclical, value-oriented sectors like energy and financials.

By summer, inflationary pressures had begun to show up in official economic releases, and by autumn annual inflation, as measured by the consumer price index, had spiked to 6.9%, the highest reading since 1982. This led to upward pressure on the 10-year U.S. Treasury yield in the second half of the fiscal year. Most of the yield curve steepened throughout the year.

The year 2021 closed with a policy shift by the Fed aimed at tightening monetary conditions in an attempt to reign in rising inflation. The Fed pivoted at the December 2021 meeting from primarily focusing on continued support for labor markets to fighting inflation. In the December meeting, the Fed announced plans to taper its monthly purchases of Treasury and Agency bonds while forecasting several policy rate hikes in 2022.

PERFORMANCE

For the year ended December 31, 2021, Transamerica 60/40 Allocation VP, Service Class returned 13.29%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica 60/40 Allocation VP Blended Benchmark, returned 28.71% and 13.36%, respectively.

STRATEGY REVIEW

The Portfolio is a fund of funds designed to strategically allocate approximately 45% of its net assets to U.S. stocks, 15% to foreign stocks and 40% to fixed income by investing in underlying Transamerica Funds. The Portfolio is aimed at providing investors in the Portfolio with a long-term risk profile that is similar to that of a balanced fund that takes on some international exposure. Should portfolio allocations to underlying Transamerica Funds drift away from our target allocations, we rebalance periodically to ensure that the investments remain within a reasonable range of our long-term targets.

The Portfolio’s equity fund holdings outperformed its fixed income fund holdings in the fiscal year, as risk assets continued to be supported by economic growth and policy support from the Fed. The top performing underlying fund holding in the period was Transamerica S&P 500 Index VP, which gained 28.50% in 2021 and had a target weight of 45% of the Portfolio’s net assets. This index Portfolio benefited as U.S. equities continued to outperform both fixed income and international equities, a trend that has been broadly in place for most of the last decade. Transamerica MSCI EAFE Index VP, with a target weighting of 15% of net assets, was the Portfolio’s weakest equity fund holding due to continued underperformance from international developed market stocks relative to the U.S. Even so, it achieved double-digit returns, gaining 11.26% in 2021.

The Portfolio’s fixed income fund holdings produced mixed returns in 2021. Transamerica Core Bond, which carried a target weight of 20% of net assets, returned -0.69% in 2021 and was held back by rising interest rates during the year, exceeding the benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -1.54% in 2021. It was the only underlying fund holding to produce a negative return during the year. The top performing fixed income fund in the Portfolio was Transamerica Short-Term Bond which returned 0.39% in 2021 and carried a 20% target allocation.

Christopher A. Staples, CFA

Kane Cotton, CFA

Rufat Garalov, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust	Annual Report 2021

Transamerica 60/40 Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	45.5%
U.S. Fixed Income Funds	39.3
International Equity Fund	15.2
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2021

Transamerica 60/40 Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	10 Year or Since Inception	Inception Date
Service Class	13.29%	9.39%	01/12/2018
S&P 500® (A)	28.71%	16.75%
Transamerica 60/40 Allocation VP Blended Benchmark (A) (B) (C) (D)	13.36%	10.05%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica 60/40 Allocation VP Blended Benchmark is composed of the following benchmarks: 45% S&P 500®, 40% Bloomberg US Aggregate Bond Index and 15% MSCI EAFE Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 45% S&P 500®, 40% Bloomberg Barclays US Aggregate Bond Index and 15% MSCI EAFE Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2021

Transamerica 60/40 Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,052.60	$2.33	$1,022.90	$2.29	0.45%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica 60/40 Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 15.2%
Transamerica MSCI EAFE Index VP (A)	625,584	$8,288,986

U.S. Equity Fund - 45.5%
Transamerica S&P 500 Index VP (A)	1,208,881	24,806,247

U.S. Fixed Income Funds - 39.3%
Transamerica Core Bond (A)	1,079,686	10,710,483
Transamerica Short-Term Bond (A)	1,058,293	10,688,763

		21,399,246

Total Investment Companies (Cost $45,997,427)		54,494,479

Total Investments (Cost $45,997,427)		54,494,479
Net Other Assets (Liabilities) - 0.0% (B)		11,690

Net Assets - 100.0%		$54,506,169

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$54,494,479	$—	$—	$54,494,479

Total Investments	$54,494,479	$—	$—	$54,494,479

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. Affiliated interest income, dividends income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica 60/40 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Affiliated investments, at value (cost $45,997,427)	$54,494,479
Receivables and other assets:
Affiliated investments sold	6,060
Shares of beneficial interest sold	49,950
Dividends	12,141

Total assets	54,562,630

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	12,141
Shares of beneficial interest redeemed	2,266
Due to custodian	6,060
Investment management fees	5,481
Distribution and service fees	11,419
Transfer agent costs	117
Trustees, CCO and deferred compensation fees	332
Audit and tax fees	14,696
Custody fees	893
Legal fees	215
Printing and shareholder reports fees	1,079
Other accrued expenses	1,762

Total liabilities	56,461

Net assets	$54,506,169

Net assets consist of:
Capital stock ($0.01 par value)	$40,000
Additional paid-in capital	43,364,756
Total distributable earnings (accumulated losses)	11,101,413

Net assets	$54,506,169

Shares outstanding	4,000,047

Net asset value and offering price per share	$13.63

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from affiliated investments	$752,669

Total investment income	752,669

Expenses:
Investment management fees	150,258
Distribution and service fees	125,215
Transfer agent costs	693
Trustees, CCO and deferred compensation fees	1,723
Audit and tax fees	20,414
Custody fees	2,277
Legal fees	2,901
Printing and shareholder reports fees	2,259
Other	10,375

Total expenses before waiver and/or reimbursement and recapture	316,115

Expense waived and/or reimbursed	(90,155)

Net expenses	225,960

Net investment income (loss)	526,709

Net realized gain (loss) on:
Affiliated investments	1,746,035
Capital gain distributions received from affiliated investment companies	438,765

Net realized gain (loss)	2,184,800

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	3,471,427

Net realized and change in unrealized gain (loss)	5,656,227

Net increase (decrease) in net assets resulting from operations	$6,182,936

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica 60/40 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$526,709	$448,208
Net realized gain (loss)	2,184,800	1,312,355
Net change in unrealized appreciation (depreciation)	3,471,427	2,878,321

Net increase (decrease) in net assets resulting from operations	6,182,936	4,638,884

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(1,826,782)	(315,491)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,826,782)	(315,491)

Capital share transactions:
Proceeds from shares sold	10,208,441	16,944,292
Dividends and/or distributions reinvested	1,826,782	315,491
Cost of shares redeemed	(5,138,786)	(4,621,305)

Net increase (decrease) in net assets resulting from capital share transactions	6,896,437	12,638,478

Net increase (decrease) in net assets	11,252,591	16,961,871

Net assets:
Beginning of year	43,253,578	26,291,707

End of year	$54,506,169	$43,253,578

Capital share transactions - shares:
Shares issued	781,939	1,511,371
Shares reinvested	137,559	27,221
Shares redeemed	(390,840)	(418,958)

Net increase (decrease) in shares outstanding	528,658	1,119,634

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$12.46	$11.18	$9.35	$10.00

Investment operations:
Net investment income (loss) (B)	0.14	0.15	0.12	0.10
Net realized and unrealized gain (loss)	1.51	1.24	1.74	(0.75)

Total investment operations	1.65	1.39	1.86	(0.65)

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.07)	(0.02)	—
Net realized gains	(0.36)	(0.04)	(0.01)	—

Total dividends and/or distributions to shareholders	(0.48)	(0.11)	(0.03)	—

Net asset value, end of period/year	$13.63	$12.46	$11.18	$9.35

Total return	13.29%	12.47%	20.13%	(6.70	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$54,506	$43,254	$26,292	$8,281
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.63%	0.66%	0.71%	2.02	%(E)
Including waiver and/or reimbursement and recapture (F)	0.45%	0.52%	0.63%	0.63	%(E)
Net investment income (loss) to average net assets	1.05%	1.36%	1.12%	1.03	%(E)
Portfolio turnover rate	28%	20%	14%	19	%(C)

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	TAM has contractually agreed to waive 0.18% of the average daily net assets from its management fee through May 1, 2022.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica 60/40 Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2021

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2021

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The investment manager’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2021

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM has contractually agreed to waive 0.18% of the average daily net assets from its management fee through May 1, 2022.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.63%	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 19,673,260	$ 13,999,180

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 46,104,275	$ 9,040,436	$ (650,232)	$ 8,390,204

Transamerica Series Trust	Annual Report 2021

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 447,241	$ 1,379,541	$ —	$ 219,946	$ 95,545	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 517,670	$ 2,193,539	$ —	$ —	$ —	$ 8,390,204

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica 60/40 Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica 60/40 Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from January 12, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period from January 12, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica 60/40 Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $1,379,541 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 108,822	$ 22,009

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

(unaudited)

MARKET ENVIRONMENT

The high yield rally persisted during the fiscal year ended December 31, 2021, amid the ongoing economic recovery and quest for yield. Although the pandemic and emergence of COVID-19 variants left investors grappling with many unknowns, improving COVID-19 vaccination rates combined with monetary and fiscal policy actions helped fuel the risk-on tone. Company fundamentals improved significantly as many high yield issuers reported strong quarterly earnings. Against this backdrop, default activity plummeted.

Despite these positive developments and the relentless high yield rally, increasing macro risks and concerns about inflationary pressures prompted bouts of volatility. Amid these elevated inflationary pressures, the U.S. Federal Reserve signaled a major policy shift, accelerating its tapering plans and clearing the way for interest rate hikes in 2022. Globally, investors assessed the potential severity and ripple effects of China’s political crackdowns and stressed property market. Despite the intensifying risks, high yield continued to demonstrate resilience as the market remained firm and outperformed most fixed income assets during 2021.

For the fiscal year ended December 31, 2021, the rally in CCCs and below continued with these lower rated credits achieving the strongest returns within high yield. Generally speaking, the higher the credit ratings, the lower the returns in 2021. The option-adjusted spread ended the year at 283 basis points and the yield to worst landed at 4.21%.

Technicals were generally supportive during most of 2021. The primary market remained active and wide open to issuers refinancing debt or bringing first-time deals. Total new issuance for 2021 landed at $484 billion, above 2020’s record high volume of $450 billion. Demand for new paper continued to outpace supply with many new deals multiple times oversubscribed. Flows were mixed during the year as sentiment swayed between risk-on and risk-off. To end the year 2021, US high yield funds reported net outflows of approximately $13.6 billion.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Aegon High Yield Bond VP, Initial Class returned 6.35%. By comparison, its benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 5.26%.

STRATEGY REVIEW

During the Portfolio’s fiscal year ended December 31, 2021, outperformance was driven primarily by strong security selection. By rating categories, the exposure to CCCs and below contributed the most given favorable selection versus the Portfolio’s benchmark. BBs also bolstered performance results, as did the modest off-index allocation to investment grade credit. Meanwhile, B-rated holdings moderately detracted. By sub-sector, the largest contributors included energy, transportation and real estate investment trusts, mainly due to strong security selection. The largest detractors by sub-sector included banking, consumer non-cyclicals and technology.

With respect to positioning, overweights included a number of sub-sectors within financials, basic industry and communications. This included banking, cable and satellite, wirelines, paper, packaging, building materials, metals and others. Examples of underweights included energy, various consumer cyclicals, such as retail, gaming and restaurants, as well as transportation and others. Underweights were largely due to some idiosyncratic fundamental concerns and what the portfolio managers viewed as relatively unattractive valuations.

In terms of ratings allocation, the Portfolio maintained a relatively neutral position across the spectrum during 2021. The underweight to BB-rated credit was partially offset by an allocation to investment grade credit. The Portfolio was modestly overweight B-rated exposure versus its benchmark. In terms of CCCs and below, the Portfolio closed 2021 slightly underweight. From a duration perspective, the Portfolio remained slightly short of its benchmark.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	95.7%
Other Investment Company	3.2
Common Stocks	1.2
Loan Assignments	1.1
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	4.79
Duration †	3.50

Credit Quality ‡	Percentage of Net Assets
AAA	0.6%
BBB	3.8
BB	47.3
B	38.0
CCC and Below	7.6
Not Rated	4.5
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	6.35%	6.01%	6.76%	06/01/1998
Bloomberg US Corporate High Yield 2% Issuer Capped Index (A)	5.26%	6.28%	6.82%
Service Class	6.25%	5.75%	6.50%	05/01/2003

(A) The Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which is included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,017.00	$3.15	$1,022.10	$3.16	0.62%
Service Class	1,000.00	1,016.80	4.42	1,020.80	4.43	0.87

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES - 95.7%
Aerospace & Defense - 0.8%
TransDigm, Inc.
4.88%, 05/01/2029	$822,000	$825,535
5.50%, 11/15/2027	417,000	429,510
Triumph Group, Inc.
7.75%, 08/15/2025	462,000	458,535
8.88%, 06/01/2024 (A)	135,000	147,150

		1,860,730

Airlines - 1.0%
American Airlines Group, Inc.
3.75%, 03/01/2025 (A) (B)	1,342,000	1,254,770
5.00%, 06/01/2022 (A) (B)	15,000	15,031
American Airlines, Inc. / AAdvantage Loyalty IP Ltd.
5.50%, 04/20/2026 (A)	214,000	222,533
5.75%, 04/20/2029 (A)	188,000	200,707
Continental Airlines Pass-Through Trust 6.90%, 10/19/2023	46,867	47,022
United Airlines Holdings, Inc. 4.88%, 01/15/2025 (B)	474,000	487,627
United Airlines Pass-Through Trust 4.63%, 03/03/2024	132,069	134,387

		2,362,077

Auto Components - 1.9%
Clarios Global LP / Clarios US Finance Co.
6.25%, 05/15/2026 (A)	462,000	483,368
8.50%, 05/15/2027 (A)	686,000	727,160
Dana, Inc.
4.50%, 02/15/2032	521,000	519,697
5.38%, 11/15/2027	369,000	386,968
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027	361,000	382,209
5.00%, 05/31/2026	412,000	422,815
5.00%, 07/15/2029 (A)	434,000	466,203
9.50%, 05/31/2025	350,000	378,347
Patrick Industries, Inc. 7.50%, 10/15/2027 (A)	761,000	810,465

		4,577,232

Banks - 2.2%
Barclays PLC
Fixed until 09/15/2023 (C), 7.75% (D)	1,041,000	1,117,118
Fixed until 06/15/2024 (C), 8.00% (D)	285,000	315,005
CIT Bank NA Fixed until 09/27/2024, 2.97% (D), 09/27/2025	250,000	257,500
CIT Group, Inc.
4.75%, 02/16/2024	149,000	157,567
5.00%, 08/15/2022	390,000	398,689
Citigroup, Inc. Fixed until 09/12/2024 (C), 5.00% (D)	996,000	1,025,880
Intesa Sanpaolo SpA
Fixed until 06/01/2031, 4.20% (D), 06/01/2032 (A)	200,000	201,950
5.71%, 01/15/2026 (A)	651,000	720,304
JPMorgan Chase & Co. Fixed until 02/01/2025 (C), 4.60% (D)	726,000	745,057
Lloyds Banking Group PLC Fixed until 06/27/2024 (C), 7.50% (D)	419,000	463,251

		5,402,321

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.5%
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (A)	$ 1,249,000	$ 1,236,510

Biotechnology - 0.3%
Grifols Escrow Issuer SA 4.75%, 10/15/2028 (A)	613,000	625,395

Building Products - 1.1%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 09/01/2025 (A)	574,000	611,999
Builders FirstSource, Inc.
4.25%, 02/01/2032 (A)	188,000	195,520
5.00%, 03/01/2030 (A)	104,000	111,540
6.75%, 06/01/2027 (A)	493,000	520,115
Cornerstone Building Brands, Inc. 6.13%, 01/15/2029 (A)	159,000	169,947
Standard Industries, Inc.
3.38%, 01/15/2031 (A)	358,000	344,858
4.38%, 07/15/2030 (A)	134,000	136,696
5.00%, 02/15/2027 (A)	609,000	626,904

		2,717,579

Capital Markets - 1.8%
Credit Suisse Group AG
Fixed until 02/11/2027 (C), 5.25% (A) (D)	200,000	206,500
Fixed until 12/18/2024 (C), 6.25% (A) (D)	166,000	176,790
Fixed until 08/21/2026 (C), 6.38% (A) (D)	387,000	417,109
Fixed until 09/12/2025 (C), 7.25% (A) (D)	465,000	510,979
Fixed until 07/17/2023 (C), 7.50% (A) (D)	345,000	364,838
Fixed until 12/11/2023 (C), 7.50% (A) (D)	655,000	707,400
Deutsche Bank AG
Fixed until 10/14/2030, 3.73% (D), 01/14/2032	299,000	305,995
Fixed until 10/30/2025 (C), 6.00% (D)	200,000	207,750
LPL Holdings, Inc. 4.00%, 03/15/2029 (A)	627,000	641,891
MSCI, Inc. 3.63%, 09/01/2030 (A)	936,000	957,060

		4,496,312

Chemicals - 1.8%
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.50%, 05/01/2025 (A)	836,000	757,082
Hexion, Inc. 7.88%, 07/15/2027 (A) (B)	776,000	818,680
NOVA Chemicals Corp.
4.88%, 06/01/2024 (A)	590,000	609,175
5.25%, 06/01/2027 (A)	1,112,000	1,184,280
Olin Corp.
5.13%, 09/15/2027	409,000	419,736
5.63%, 08/01/2029	223,000	241,498
Unifrax Escrow Issuer Corp.
5.25%, 09/30/2028 (A)	155,000	156,666
7.50%, 09/30/2029 (A)	175,000	176,750

		4,363,867

Commercial Services & Supplies - 2.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.38%, 03/01/2029 (A) (B)	160,000	168,771
5.75%, 07/15/2027 (A) (B)	711,000	737,662

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Covanta Holding Corp. 5.00%, 09/01/2030	$ 321,000	$ 327,420
Covert Mergeco, Inc. 4.88%, 12/01/2029 (A)	64,000	64,960
FXI Holdings, Inc. 12.25%, 11/15/2026 (A)	662,000	743,956
Garda World Security Corp.
4.63%, 02/15/2027 (A)	708,000	704,460
6.00%, 06/01/2029 (A)	485,000	463,175
9.50%, 11/01/2027 (A)	116,000	125,069
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, 07/15/2029 (A)	417,000	410,220
5.63%, 10/01/2028 (A)	664,000	685,580
5.88%, 10/01/2030 (A)	153,000	161,544
Stericycle, Inc. 5.38%, 07/15/2024 (A)	562,000	573,240

		5,166,057

Communications Equipment - 1.4%
Avaya, Inc. 6.13%, 09/15/2028 (A)	1,279,000	1,355,740
CommScope Technologies LLC 6.00%, 06/15/2025 (A)	839,000	839,000
CommScope, Inc.
4.75%, 09/01/2029 (A)	619,000	615,168
6.00%, 03/01/2026 (A)	317,000	326,510
8.25%, 03/01/2027 (A)	316,000	324,482

		3,460,900

Construction & Engineering - 0.6%
Abengoa Abenewco 2 SA
PIK Rate 1.50%, Cash Rate 0.00%, 10/26/2024 (A) (E)	311,830	3
PIK Rate 1.50%, Cash Rate 0.00%, 10/26/2024 (A) (E) (F)	311,830	0
Ashton Woods USA LLC / Ashton Woods Finance Co.
4.63%, 08/01/2029 - 04/01/2030 (A)	418,000	411,695
6.63%, 01/15/2028 (A)	310,000	327,050
Taylor Morrison Communities, Inc. 6.63%, 07/15/2027 (A)	624,000	656,760

		1,395,508

Consumer Finance - 1.7%
Altice Financing SA 5.00%, 01/15/2028 (A)	296,000	288,863
Ford Motor Credit Co. LLC
2.70%, 08/10/2026	245,000	247,144
3.38%, 11/13/2025	627,000	651,403
4.00%, 11/13/2030	625,000	672,375
4.38%, 08/06/2023	207,000	215,367
4.39%, 01/08/2026	676,000	728,390
Navient Corp.
5.00%, 03/15/2027	153,000	155,940
5.50%, 03/15/2029	210,000	209,475
5.88%, 10/25/2024	963,000	1,026,799

		4,195,756

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging - 4.7%
ARD Finance SA PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (A) (E)	$ 672,000	$ 692,160
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC
3.25%, 09/01/2028 (A)	442,000	437,039
4.00%, 09/01/2029 (A) (B)	274,000	270,970
Ball Corp. 2.88%, 08/15/2030	1,384,000	1,342,480
Canpack SA / Canpack US LLC 3.88%, 11/15/2029 (A)	811,000	791,739
Cascades, Inc. / Cascades USA, Inc. 5.38%, 01/15/2028 (A)	1,122,000	1,150,050
Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 02/01/2026	1,031,000	1,056,775
Flex Acquisition Co., Inc.
6.88%, 01/15/2025 (A)	522,000	522,626
7.88%, 07/15/2026 (A)	557,000	577,887
Graphic Packaging International LLC 3.50%, 03/15/2028 - 03/01/2029 (A)	1,003,000	999,238
Greif, Inc. 6.50%, 03/01/2027 (A)	796,000	825,850
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024 (A)	758,000	764,951
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A)	476,000	498,610
6.38%, 08/15/2025 (A)	178,000	191,795
Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC / Reynolds Group Issuer, Inc. 4.00%, 10/15/2027 (A)	580,000	564,050
Trivium Packaging Finance BV
5.50%, 08/15/2026 (A)	428,000	445,120
8.50%, 08/15/2027 (A)	345,000	364,837

		11,496,177

Diversified Consumer Services - 0.3%
WW International, Inc. 4.50%, 04/15/2029 (A)	786,000	752,399

Diversified Financial Services - 3.3%
Avation Capital SA PIK Rate 9.00%, Cash Rate 8.25%, 10/31/2026 (A) (E)	570,998	479,638
Dana Financing SARL 5.75%, 04/15/2025 (A)	1,328,000	1,359,540
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 3.37% (D), 12/21/2065 (A)	1,778,000	1,466,850
ILFC E-Capital Trust II 1.80% + Max of 3-Month LIBOR, 15-Year CMT or 30-Year CMT, 3.67% (D), 12/21/2065 (A)	256,000	218,240
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.25%, 02/01/2027 (A)	566,000	569,696
5.25%, 10/01/2025 (A)	511,000	516,110

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
United Wholesale Mortgage LLC
5.50%, 11/15/2025 - 04/15/2029 (A)	$ 1,017,000	$ 1,018,819
5.75%, 06/15/2027 (A)	450,000	451,125
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (A)	350,000	352,209
5.50%, 05/15/2029 (A)	1,439,000	1,514,547

		7,946,774

Diversified Telecommunication Services - 4.3%
Cablevision Lightpath LLC 3.88%, 09/15/2027 (A)	215,000	208,550
Frontier Communications Holdings LLC
5.00%, 05/01/2028 (A)	224,000	230,720
6.00%, 01/15/2030 (A)	565,000	567,825
6.75%, 05/01/2029 (A)	565,000	587,600
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	118,000	129,063
6.63%, 08/01/2026 (B)	432,000	483,516
Iliad Holding SASU
6.50%, 10/15/2026 (A)	459,000	482,285
7.00%, 10/15/2028 (A)	534,000	561,538
Intelsat Jackson Holdings SA 8.50%, 10/15/2024 (A) (G) (H)	305,000	139,777
Level 3 Financing, Inc.
3.63%, 01/15/2029 (A)	418,000	397,100
3.75%, 07/15/2029 (A)	621,000	589,950
4.25%, 07/01/2028 (A)	505,000	499,950
Lumen Technologies, Inc.
4.50%, 01/15/2029 (A)	479,000	463,433
5.13%, 12/15/2026 (A)	620,000	645,191
5.38%, 06/15/2029 (A) (B)	575,000	575,000
7.50%, 04/01/2024	1,208,000	1,322,760
Switch Ltd.
3.75%, 09/15/2028 (A)	452,000	455,390
4.13%, 06/15/2029 (A)	507,000	518,407
Telecom Italia Capital SA
6.00%, 09/30/2034	337,000	356,431
6.38%, 11/15/2033	335,000	360,728
Zayo Group Holdings, Inc. 4.00%, 03/01/2027 (A)	921,000	907,185

		10,482,399

Electric Utilities - 1.1%
Elwood Energy LLC 8.16%, 07/05/2026	556,830	573,535
NRG Energy, Inc.
3.38%, 02/15/2029 (A)	193,000	189,121
3.63%, 02/15/2031 (A)	275,000	268,125
3.88%, 02/15/2032 (A)	219,000	214,620
Vistra Operations Co. LLC
4.38%, 05/01/2029 (A)	517,000	517,843
5.00%, 07/31/2027 (A)	771,000	800,159
5.63%, 02/15/2027 (A)	67,000	69,010

		2,632,413

Electronic Equipment, Instruments & Components - 0.2%
Sensata Technologies BV 4.00%, 04/15/2029 (A)	212,000	216,505
Sensata Technologies, Inc.
3.75%, 02/15/2031 (A)	66,000	65,835

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components (continued)
Sensata Technologies, Inc. (continued)
4.38%, 02/15/2030 (A)	$ 295,000	$ 309,750

		592,090

Energy Equipment & Services - 1.2%
Archrock Partners LP / Archrock Partners Finance Corp. 6.25%, 04/01/2028 (A)	599,000	624,589
CSI Compressco LP / CSI Compressco Finance, Inc.
7.50%, 04/01/2025 (A) (B)	240,000	241,800
7.50%, 04/01/2025 (A)	233,000	234,748
PIK Rate 3.50%, Cash Rate 7.25%, 04/01/2026 (A) (E)	758,549	743,378
Sunnova Energy Corp. 5.88%, 09/01/2026 (A)	434,000	442,680
USA Compression PartnersLP / USA Compression Finance Corp. 6.88%, 09/01/2027	568,000	599,950

		2,887,145

Entertainment - 0.4%
Netflix, Inc.
4.88%, 04/15/2028	698,000	795,720
5.38%, 11/15/2029 (A)	159,000	188,812

		984,532

Equity Real Estate Investment Trusts - 3.1%
HAT Holdings I LLC / HAT Holdings II LLC
3.38%, 06/15/2026 (A)	836,000	844,360
6.00%, 04/15/2025 (A)	171,000	177,840
Iron Mountain Information Management Services, Inc. 5.00%, 07/15/2032 (A)	371,000	379,708
Iron Mountain, Inc.
4.50%, 02/15/2031 (A)	183,000	184,956
5.25%, 03/15/2028 (A)	938,000	975,520
iStar, Inc.
4.25%, 08/01/2025	654,000	668,715
5.50%, 02/15/2026	449,000	464,715
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
3.88%, 02/15/2029 (A) (I)	319,000	334,950
4.63%, 06/15/2025 (A) (I)	167,000	177,855
5.75%, 02/01/2027 (I)	480,000	542,400
MPT Operating Partnership LP / MPT Finance Corp. 3.50%, 03/15/2031	616,000	622,930
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
5.88%, 10/01/2028 (A)	293,000	304,720
7.50%, 06/01/2025 (A)	782,000	825,010
SBA Communications Corp.
3.13%, 02/01/2029 (A)	662,000	635,520
3.88%, 02/15/2027	425,000	437,750

		7,576,949

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing - 1.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP
3.25%, 03/15/2026 (A)	$ 157,000	$ 159,944
3.50%, 03/15/2029 (A) (B)	929,000	930,821
4.63%, 01/15/2027 (A)	394,000	413,479
7.50%, 03/15/2026 (A)	155,000	165,462
LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75%, 02/15/2026 (A)	699,000	706,808
Rite Aid Corp.
7.50%, 07/01/2025 (A)	516,000	530,448
8.00%, 11/15/2026 (A)	712,000	726,240

		3,633,202

Food Products - 2.4%
Kraft Heinz Foods Co.
3.88%, 05/15/2027	582,000	629,028
4.88%, 10/01/2049	324,000	407,528
5.00%, 07/15/2035 - 06/04/2042	551,000	677,416
6.88%, 01/26/2039	180,000	264,472
Pilgrim’s Pride Corp.
3.50%, 03/01/2032 (A)	427,000	431,270
5.88%, 09/30/2027 (A)	1,126,000	1,188,988
Post Holdings, Inc.
4.50%, 09/15/2031 (A)	339,000	336,458
4.63%, 04/15/2030 (A)	513,000	522,490
5.50%, 12/15/2029 (A)	1,012,000	1,062,853
5.63%, 01/15/2028 (A)	413,000	437,516

		5,958,019

Health Care Equipment & Supplies - 0.4%
Mozart Debt Merger Sub, Inc. 3.88%, 04/01/2029 (A)	886,000	882,872

Health Care Providers & Services - 5.5%
Acadia Healthcare Co., Inc. 5.00%, 04/15/2029 (A)	592,000	608,280
AdaptHealth LLC
4.63%, 08/01/2029 (A)	66,000	66,000
5.13%, 03/01/2030 (A)	146,000	148,555
6.13%, 08/01/2028 (A)	668,000	708,080
Centene Corp.
3.38%, 02/15/2030	76,000	77,536
4.25%, 12/15/2027	207,000	215,798
4.63%, 12/15/2029	187,000	201,672
CHS / Community Health Systems, Inc.
5.63%, 03/15/2027 (A)	319,000	337,607
6.63%, 02/15/2025 (A)	481,000	497,835
6.88%, 04/15/2029 (A)	63,000	64,181
8.00%, 03/15/2026 (A)	1,429,000	1,502,236
DaVita, Inc.
3.75%, 02/15/2031 (A)	943,000	917,067
4.63%, 06/01/2030 (A)	833,000	852,784
Encompass Health Corp.
4.50%, 02/01/2028	311,000	319,941
4.63%, 04/01/2031	60,000	61,050
4.75%, 02/01/2030	218,000	224,540
5.75%, 09/15/2025	778,000	795,505
HCA, Inc.
3.50%, 09/01/2030	599,000	633,068

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
HCA, Inc. (continued)
5.25%, 06/15/2026	$ 245,000	$ 275,652
5.88%, 02/15/2026 - 02/01/2029	1,570,000	1,804,184
Tenet Healthcare Corp.
4.25%, 06/01/2029 (A)	557,000	565,628
4.63%, 06/15/2028 (A)	28,000	28,770
4.88%, 01/01/2026 (A)	617,000	633,739
5.13%, 11/01/2027 (A)	317,000	330,076
6.13%, 10/01/2028 (A)	1,091,000	1,152,325
6.75%, 06/15/2023	369,000	394,369
7.50%, 04/01/2025 (A)	89,000	93,668

		13,510,146

Hotels, Restaurants & Leisure - 7.1%
1011778 BC ULC / New Red Finance, Inc.
3.88%, 01/15/2028 (A)	401,000	406,117
4.00%, 10/15/2030 (A)	625,000	614,062
Boyd Gaming Corp.
4.75%, 12/01/2027	18,000	18,360
4.75%, 06/15/2031 (A)	419,000	427,380
8.63%, 06/01/2025 (A)	86,000	92,151
Boyne USA, Inc. 4.75%, 05/15/2029 (A)	567,000	584,010
Caesars Entertainment, Inc. 4.63%, 10/15/2029 (A)	613,000	613,000
Carnival Corp.
6.00%, 05/01/2029 (A)	583,000	580,085
7.63%, 03/01/2026 (A)	192,000	201,264
10.50%, 02/01/2026 (A)	272,000	310,487
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	471,000	503,381
5.38%, 05/01/2025 (A)	37,000	38,502
5.75%, 05/01/2028 (A)	69,000	73,721
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc.
4.88%, 07/01/2031 (A)	621,000	621,000
5.00%, 06/01/2029 (A)	289,000	296,225
International Game Technology PLC
4.13%, 04/15/2026 (A)	227,000	233,826
6.25%, 01/15/2027 (A)	214,000	239,680
6.50%, 02/15/2025 (A)	328,000	355,880
Lions Gate Capital Holdings LLC 5.50%, 04/15/2029 (A)	643,000	654,252
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029 (A)	189,000	190,232
MGM Resorts International
4.75%, 10/15/2028	633,000	651,990
5.50%, 04/15/2027	321,000	341,865
5.75%, 06/15/2025	613,000	659,741
6.75%, 05/01/2025	156,000	163,020
NCL Corp. Ltd.
3.63%, 12/15/2024 (A)	463,000	436,956
5.88%, 03/15/2026 (A)	427,000	425,108
10.25%, 02/01/2026 (A)	196,000	227,850
12.25%, 05/15/2024 (A)	278,000	329,430
Royal Caribbean Cruises Ltd.
4.25%, 07/01/2026 (A) (B)	170,000	164,661
5.50%, 04/01/2028 (A) (B)	276,000	279,191
9.13%, 06/15/2023 (A)	107,000	113,153

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises Ltd. (continued)
10.88%, 06/01/2023 (A)	$ 191,000	$ 208,668
11.50%, 06/01/2025 (A)	124,000	138,880
Scientific Games International, Inc.
5.00%, 10/15/2025 (A) (I)	703,000	723,738
7.00%, 05/15/2028 (A) (I)	719,000	765,735
8.25%, 03/15/2026 (A) (I)	313,000	329,433
Station Casinos LLC 4.50%, 02/15/2028 (A)	746,000	750,252
Travel & Leisure Co.
4.50%, 12/01/2029 (A)	392,000	395,326
5.65%, 04/01/2024	823,000	874,437
6.00%, 04/01/2027	597,000	648,802
6.60%, 10/01/2025	8,000	8,900
Viking Cruises Ltd.
5.88%, 09/15/2027 (A)	803,000	764,617
6.25%, 05/15/2025 (A)	787,000	779,130

		17,234,498

Household Durables - 1.6%
Beazer Homes USA, Inc.
5.88%, 10/15/2027 (B)	396,000	414,315
6.75%, 03/15/2025	517,000	530,571
7.25%, 10/15/2029	588,000	655,444
Century Communities, Inc.
3.88%, 08/15/2029 (A)	892,000	898,690
6.75%, 06/01/2027	25,000	26,375
KB Home 7.63%, 05/15/2023	844,000	887,255
Meritage Homes Corp.
5.13%, 06/06/2027	289,000	318,281
6.00%, 06/01/2025	135,000	150,525

		3,881,456

Household Products - 0.4%
Central Garden & Pet Co. 4.13%, 04/30/2031 (A)	370,000	371,850
Spectrum Brands, Inc. 3.88%, 03/15/2031 (A)	529,000	522,388

		894,238

Independent Power & Renewable Electricity Producers - 1.4%
Calpine Corp.
3.75%, 03/01/2031 (A)	585,000	567,450
4.50%, 02/15/2028 (A)	1,203,000	1,245,105
5.00%, 02/01/2031 (A)	140,000	140,000
5.13%, 03/15/2028 (A)	472,000	479,156
Clearway Energy Operating LLC
3.75%, 02/15/2031 (A)	314,000	313,215
4.75%, 03/15/2028 (A)	573,000	602,366

		3,347,292

Insurance - 1.6%
Global Atlantic Finance Co. Fixed until 07/15/2026, 4.70% (D), 10/15/2051 (A)	620,000	629,174
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.28% (D), 02/12/2067 (A)	1,008,000	960,344

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Lincoln National Corp. 3-Month LIBOR + 2.36%, 2.52% (D), 05/17/2066	$ 1,669,000	$ 1,481,238
Ohio National Financial Services, Inc. 5.80%, 01/24/2030 (A)	761,000	862,456

		3,933,212

IT Services - 1.0%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029 (A)	728,000	717,575
Gartner, Inc.
3.63%, 06/15/2029 (A)	101,000	102,116
3.75%, 10/01/2030 (A)	211,000	215,726
4.50%, 07/01/2028 (A)	698,000	728,981
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A)	781,000	743,489

		2,507,887

Leisure Products - 0.2%
Mattel, Inc.
3.15%, 03/15/2023	228,000	231,990
5.45%, 11/01/2041	200,000	238,750

		470,740

Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc.
3.75%, 03/15/2029 (A)	128,000	129,280
4.00%, 03/15/2031 (A)	128,000	131,150

		260,430

Machinery - 1.4%
Allison Transmission, Inc. 3.75%, 01/30/2031 (A)	473,000	461,175
Madison IAQ LLC
4.13%, 06/30/2028 (A)	367,000	367,918
5.88%, 06/30/2029 (A)	110,000	110,000
Meritor, Inc.
4.50%, 12/15/2028 (A)	82,000	82,205
6.25%, 06/01/2025 (A)	154,000	160,545
SRM Escrow Issuer LLC 6.00%, 11/01/2028 (A)	1,130,000	1,207,608
Vertiv Group Corp. 4.13%, 11/15/2028 (A)	492,000	496,920
Wabash National Corp. 4.50%, 10/15/2028 (A)	540,000	545,400

		3,431,771

Media - 10.9%
Arches Buyer, Inc. 4.25%, 06/01/2028 (A)	544,000	543,510
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031 - 01/15/2034 (A)	671,000	665,738
4.50%, 08/15/2030 - 06/01/2033 (A)	934,000	954,014
4.50%, 05/01/2032	298,000	306,568
4.75%, 03/01/2030 (A)	985,000	1,024,400
5.00%, 02/01/2028 (A)	773,000	803,920
5.38%, 06/01/2029 (A)	290,000	312,949
5.50%, 05/01/2026 (A)	698,000	719,088

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Clear Channel Outdoor Holdings, Inc.
7.50%, 06/01/2029 (A)	$ 560,000	$ 597,800
7.75%, 04/15/2028 (A)	249,000	266,430
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (A)	584,000	604,300
CSC Holdings LLC
4.13%, 12/01/2030 (A)	248,000	242,110
4.50%, 11/15/2031 (A)	462,000	456,225
4.63%, 12/01/2030 (A)	1,957,000	1,851,811
5.38%, 02/01/2028 (A) (B)	400,000	414,148
6.50%, 02/01/2029 (A)	460,000	492,200
7.50%, 04/01/2028 (A)	250,000	268,125
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%, 08/15/2026 (A)	974,000	487,000
Directv Financing LLC / Directv Financing Co-Obligor, Inc. 5.88%, 08/15/2027 (A)	1,153,000	1,179,899
DISH DBS Corp.
5.00%, 03/15/2023	907,000	929,675
5.25%, 12/01/2026 (A)	444,000	450,838
5.75%, 12/01/2028 (A)	455,000	459,550
5.88%, 07/15/2022	219,000	222,559
7.38%, 07/01/2028	360,000	364,500
7.75%, 07/01/2026	409,000	431,495
Gray Escrow II, Inc. 5.38%, 11/15/2031 (A)	558,000	574,042
Gray Television, Inc.
4.75%, 10/15/2030 (A)	969,000	962,944
7.00%, 05/15/2027 (A)	857,000	915,919
iHeartCommunications, Inc. 8.38%, 05/01/2027	1,147,386	1,209,735
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (A)	430,000	432,150
6.75%, 10/15/2027 (A)	616,000	646,800
Scripps Escrow, Inc. 5.88%, 07/15/2027 (A)	290,000	304,663
Sinclair Television Group, Inc.
4.13%, 12/01/2030 (A)	319,000	302,253
5.50%, 03/01/2030 (A)	635,000	615,950
Sirius XM Radio, Inc.
3.13%, 09/01/2026 (A)	211,000	211,061
4.13%, 07/01/2030 (A)	474,000	474,000
5.00%, 08/01/2027 (A)	31,000	32,220
5.50%, 07/01/2029 (A)	357,000	384,667
TEGNA, Inc.
4.63%, 03/15/2028	370,000	373,992
4.75%, 03/15/2026 (A)	211,000	219,440
Univision Communications, Inc.
6.63%, 06/01/2027 (A)	541,000	582,927
9.50%, 05/01/2025 (A)	106,000	113,288
UPC Broadband Finco BV 4.88%, 07/15/2031 (A)	1,406,000	1,434,120
UPC Holding BV 5.50%, 01/15/2028 (A)	374,000	388,025
Virgin Media Finance PLC 5.00%, 07/15/2030 (A)	447,000	444,765
Ziggo Bond Co. BV 6.00%, 01/15/2027 (A)	500,000	515,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Ziggo BV 5.50%, 01/15/2027 (A)	$ 493,000	$ 506,557

		26,693,370

Metals & Mining - 3.3%
Big River Steel LLC / BRS Finance Corp. 6.63%, 01/31/2029 (A)	387,000	418,444
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026 (A)	285,000	301,744
Constellium SE 5.88%, 02/15/2026 (A)	1,656,000	1,676,864
First Quantum Minerals Ltd.
7.25%, 04/01/2023 (A)	427,000	431,910
7.50%, 04/01/2025 (A)	234,000	240,716
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	317,000	328,887
4.25%, 03/01/2030	341,000	359,755
4.38%, 08/01/2028	443,000	464,596
4.55%, 11/14/2024	281,000	301,092
4.63%, 08/01/2030 (B)	443,000	475,117
5.45%, 03/15/2043	437,000	549,348
Mineral Resources Ltd. 8.13%, 05/01/2027 (A)	705,000	760,117
New Gold, Inc.
6.38%, 05/15/2025 (A)	144,000	147,960
7.50%, 07/15/2027 (A)	906,000	962,625
Novelis Corp.
3.25%, 11/15/2026 (A)	70,000	70,613
3.88%, 08/15/2031 (A)	71,000	70,556
4.75%, 01/30/2030 (A)	463,000	486,729

		8,047,073

Oil, Gas & Consumable Fuels - 10.1%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.38%, 06/15/2029 (A)	603,000	630,135
7.88%, 05/15/2026 (A)	539,000	594,000
Antero Resources Corp. 8.38%, 07/15/2026 (A)	82,000	93,363
Apache Corp. 4.63%, 11/15/2025	220,000	236,225
Callon Petroleum Co.
6.13%, 10/01/2024	597,000	588,045
6.38%, 07/01/2026	180,000	171,000
8.00%, 08/01/2028 (A) (B)	329,000	332,290
8.25%, 07/15/2025	839,000	825,576
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	170,000	188,474
Cheniere Energy Partners LP 4.00%, 03/01/2031	600,000	630,000
Cheniere Energy, Inc. 4.63%, 10/15/2028	309,000	326,768
Civitas Resources, Inc.
5.00%, 10/15/2026 (A)	305,000	307,989
7.50%, 04/30/2026	117,288	117,874
Comstock Resources, Inc. 5.88%, 01/15/2030 (A)	259,000	265,475
CrownRock LP / CrownRock Finance, Inc.
5.00%, 05/01/2029 (A)	17,000	17,638
5.63%, 10/15/2025 (A)	1,568,000	1,603,280

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
DCP Midstream LP Fixed until 12/15/2022 (C), 7.38% (D)	$ 486,000	$ 479,925
DCP Midstream Operating LP 5.38%, 07/15/2025	591,000	645,667
DT Midstream, Inc.
4.13%, 06/15/2029 (A)	368,000	376,740
4.38%, 06/15/2031 (A)	92,000	95,680
eG Global Finance PLC
6.75%, 02/07/2025 (A)	701,000	709,762
8.50%, 10/30/2025 (A)	268,000	277,715
EQM Midstream Partners LP
6.00%, 07/01/2025 (A)	160,000	174,000
6.50%, 07/01/2027 (A)	314,000	351,680
Hess Midstream Operations LP
4.25%, 02/15/2030 (A)	31,000	30,768
5.13%, 06/15/2028 (A)	626,000	651,822
Kinder Morgan, Inc.
7.75%, 01/15/2032	245,000	344,522
8.05%, 10/15/2030	134,000	181,606
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/2026 (A)	115,000	107,525
10.50%, 05/15/2027 (A)	441,000	441,551
NuStar Logistics LP
5.63%, 04/28/2027	451,000	476,932
5.75%, 10/01/2025	115,000	123,754
6.00%, 06/01/2026	100,000	108,500
Oasis Midstream Partners LP / OMP Finance Corp. 8.00%, 04/01/2029 (A)	999,000	1,088,910
Oasis Petroleum, Inc. 6.38%, 06/01/2026 (A)	365,000	382,338
Occidental Petroleum Corp.
5.88%, 09/01/2025	455,000	501,637
6.13%, 01/01/2031	79,000	96,269
6.20%, 03/15/2040	359,000	441,570
6.45%, 09/15/2036	1,194,000	1,522,350
6.60%, 03/15/2046	193,000	250,418
6.63%, 09/01/2030	432,000	534,600
Ovintiv, Inc. 7.38%, 11/01/2031	276,000	360,138
Parkland Corp.
4.50%, 10/01/2029 (A)	217,000	217,171
4.63%, 05/01/2030 (A)	77,000	76,519
5.88%, 07/15/2027 (A)	531,000	560,205
PDC Energy, Inc. 6.13%, 09/15/2024	635,000	642,937
SM Energy Co.
5.63%, 06/01/2025	169,000	170,268
6.50%, 07/15/2028 (B)	56,000	57,960
6.63%, 01/15/2027	832,000	856,960
6.75%, 09/15/2026 (B)	222,000	228,105
Southwestern Energy Co.
4.75%, 02/01/2032	225,000	236,862
5.38%, 03/15/2030	277,000	296,800
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75%, 04/15/2025	343,000	310,415
8.50%, 10/15/2026 (A)	242,000	252,147

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Summit Midstream Partners LP Fixed until 12/15/2022 (C), 9.50% (D)	$ 672,000	$ 493,920
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
4.00%, 01/15/2032 (A)	250,000	261,250
4.88%, 02/01/2031	938,000	1,018,621
5.00%, 01/15/2028	450,000	474,164
5.50%, 03/01/2030	378,000	412,965
6.50%, 07/15/2027	255,000	273,360

		24,525,140

Paper & Forest Products - 0.6%
Domtar Corp. 6.75%, 10/01/2028 (A)	624,000	641,285
Glatfelter Corp. 4.75%, 11/15/2029 (A)	912,000	940,500

		1,581,785

Personal Products - 0.4%
Coty, Inc.
5.00%, 04/15/2026 (A)	572,000	589,177
6.50%, 04/15/2026 (A) (B)	436,000	449,625

		1,038,802

Pharmaceuticals - 2.4%
Bausch Health Americas, Inc.
8.50%, 01/31/2027 (A)	532,000	558,600
9.25%, 04/01/2026 (A)	336,000	354,900
Bausch Health Cos., Inc.
5.00%, 01/30/2028 - 02/15/2029 (A)	574,000	510,492
5.25%, 01/30/2030 - 02/15/2031 (A)	619,000	544,525
5.50%, 11/01/2025 (A)	278,000	282,518
6.13%, 04/15/2025 (A)	451,000	460,009
7.00%, 01/15/2028 (A)	161,000	160,195
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00%, 06/30/2028 (A)	567,000	422,415
9.50%, 07/31/2027 (A)	322,000	327,770
Endo Luxembourg Finance Co. I SARL / Endo US, Inc. 6.13%, 04/01/2029 (A)	458,000	448,840
Organon & Co. / Organon Foreign Debt Co-Issuer BV
4.13%, 04/30/2028 (A)	485,000	492,881
5.13%, 04/30/2031 (A)	245,000	255,947
Par Pharmaceutical, Inc. 7.50%, 04/01/2027 (A)	1,074,000	1,097,553

		5,916,645

Real Estate Management & Development - 0.2%
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (A)	502,000	537,140

Road & Rail - 1.5%
Avolon Holdings Funding Ltd. 5.13%, 10/01/2023 (A)	647,000	681,473
Hertz Corp.
4.63%, 12/01/2026 (A)	69,000	69,431
5.00%, 12/01/2029 (A)	141,000	141,121
Park Aerospace Holdings Ltd. 5.25%, 08/15/2022 (A)	183,000	187,011

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
Uber Technologies, Inc.
4.50%, 08/15/2029 (A)	$ 871,000	$ 886,974
6.25%, 01/15/2028 (A)	59,000	63,336
7.50%, 09/15/2027 (A)	1,134,000	1,234,127
8.00%, 11/01/2026 (A)	426,000	453,690

		3,717,163

Semiconductors & Semiconductor Equipment - 0.0% (J)
Ultratech, Inc.
6.88%, 04/15/2022 (F) (G) (H) (K) (L)	118,000	0
7.13%, 04/15/2025 (F) (K) (L)	587,000	0

		0

Software - 1.4%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029 (B)	663,000	654,712
Helios Software Holdings, Inc. / ION Corp. Solutions Finance SARL 4.63%, 05/01/2028 (A)	813,000	798,772
NCR Corp.
5.00%, 10/01/2028 (A)	203,000	209,090
5.13%, 04/15/2029 (A)	499,000	516,565
5.25%, 10/01/2030 (A)	481,000	494,228
5.75%, 09/01/2027 (A)	312,000	326,040
6.13%, 09/01/2029 (A)	348,000	371,888

		3,371,295

Specialty Retail - 1.3%
Bath & Body Works, Inc.
6.63%, 10/01/2030 (A)	214,000	242,355
6.75%, 07/01/2036	497,000	613,795
6.88%, 11/01/2035	325,000	403,813
7.50%, 06/15/2029	226,000	257,265
9.38%, 07/01/2025 (A)	56,000	68,320
Gap, Inc.
3.63%, 10/01/2029 (A)	121,000	119,681
3.88%, 10/01/2031 (A)	121,000	119,336
Sally Holdings LLC / Sally Capital, Inc. 8.75%, 04/30/2025 (A)	442,000	470,730
Staples, Inc. 7.50%, 04/15/2026 (A)	787,000	808,642

		3,103,937

Technology Hardware, Storage & Peripherals - 0.2%
Western Digital Corp. 4.75%, 02/15/2026	452,000	493,810

Trading Companies & Distributors - 1.1%
Boise Cascade Co. 4.88%, 07/01/2030 (A)	579,000	610,845
Herc Holdings, Inc. 5.50%, 07/15/2027 (A)	919,000	955,760
United Rentals North America, Inc.
3.75%, 01/15/2032	395,000	397,766
4.00%, 07/15/2030	444,000	456,210
5.50%, 05/15/2027	155,000	161,200

		2,581,781

Wireless Telecommunication Services - 1.9%
Altice France SA 5.50%, 10/15/2029 (A)	596,000	587,060

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Sprint Corp.
7.13%, 06/15/2024	$ 1,292,000	$ 1,450,470
7.63%, 03/01/2026	409,000	491,045
T-Mobile USA, Inc.
2.25%, 02/15/2026	130,000	130,325
2.63%, 02/15/2029	135,000	132,975
2.88%, 02/15/2031	134,000	132,338
3.38%, 04/15/2029 (A)	455,000	463,618
Vmed O2 Financing I PLC
4.25%, 01/31/2031 (A)	585,000	573,300
4.75%, 07/15/2031 (A)	779,000	788,738

		4,749,869

Total Corporate Debt Securities (Cost $226,218,950)		233,514,695

LOAN ASSIGNMENTS - 1.1%
Communications Equipment - 0.3%
Avaya, Inc. Term Loan B, 3-Month LIBOR + 4.25%, 4.36% (D), 12/15/2027	648,571	649,783

Diversified Telecommunication Services - 0.3%
Frontier Communications Corp. Term Loan B, 3-Month LIBOR + 3.75%, 4.50% (D), 05/01/2028	661,005	659,848

Hotels, Restaurants & Leisure - 0.4%
Connect Finco SARL Term Loan B, 1-Month LIBOR + 3.50%, 4.50% (D), 12/11/2026	982,500	981,886

Media - 0.1%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.50%, 3.63% (D), 08/21/2026	376,338	370,634

Total Loan Assignments (Cost $2,650,165)		2,662,151

	Shares	Value
COMMON STOCKS - 1.2%
Building Products - 0.9%
AMH New Finance, Inc. (H) (K) (L)	289,929	2,200,565

Chemicals - 0.2%
Hexion Holdings Corp., Class B (H) (L)	19,452	556,327

Electric Utilities - 0.0% (J)
Homer City Generation LLC (H) (I) (K) (L)	39,132	391

Oil, Gas & Consumable Fuels - 0.1%
Civitas Resources, Inc.	3,801	186,135

Total Common Stocks (Cost $4,108,542)		2,943,418

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
OTHER INVESTMENT COMPANY - 3.2%
Securities Lending Collateral - 3.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (M)	7,815,593	$ 7,815,593

Total Other Investment Company (Cost $7,815,593)		7,815,593

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.00% (M), dated 12/31/2021, to be repurchased at $1,421,493 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $1,450,002.	$1,421,493	1,421,493

Total Repurchase Agreement (Cost $1,421,493)		1,421,493

Total Investments (Cost $242,214,743)		248,357,350
Net Other Assets (Liabilities) - (1.8)%		(4,408,782)

Net Assets - 100.0%		$243,948,568

INVESTMENT VALUATION:

Valuation Inputs (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$233,514,695	$0	$233,514,695
Loan Assignments	—	2,662,151	—	2,662,151
Common Stocks	186,135	556,327	2,200,956	2,943,418
Other Investment Company	7,815,593	—	—	7,815,593
Repurchase Agreement	—	1,421,493	—	1,421,493

Total Investments	$8,001,728	$238,154,666	$2,200,956	$248,357,350

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $166,889,987, representing 68.4% of the Portfolio’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,164,087, collateralized by cash collateral of $7,815,593 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $523,323. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Securities deemed worthless.
(G)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2021, the total value of such securities is $139,777, representing 0.1% of the Portfolio’s net assets.
(H)	Non-income producing securities.
(I)	Restricted securities. At December 31, 2021, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 3.88%, 02/15/2029	11/17/2020	$319,000	$334,950	0.2%

Corporate Debt Securities	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 4.63%, 06/15/2025	06/02/2020	167,000	177,855	0.1

Corporate Debt Securities	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.75%, 02/01/2027	01/22/2019	480,000	542,400	0.2

Corporate Debt Securities	Scientific Games International, Inc. 5.00%, 10/15/2025	10/02/2017 - 01/31/2018	703,000	723,738	0.3

Corporate Debt Securities	Scientific Games International, Inc. 7.00%, 05/15/2028	11/12/2019 - 08/23/2021	745,061	765,735	0.3

Corporate Debt Securities	Scientific Games International, Inc. 8.25%, 03/15/2026	11/13/2019 - 12/11/2019	334,747	329,433	0.1

Common Stocks	Homer City Generation LLC	01/10/2011 - 04/01/2013	2,125,325	391	0.0	(J)

Total			$4,874,133	$2,874,502	1.2%

(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	Securities are Level 3 of the fair value hierarchy.
(L)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2021, the total value of securities is $2,757,283, representing 1.1% of the Portfolio’s net assets.
(M)	Rates disclosed reflect the yields at December 31, 2021.
(N)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(O)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $240,793,250) (including securities loaned of $8,164,087)	$246,935,857
Repurchase agreement, at value (cost $1,421,493)	1,421,493
Cash	11,155
Receivables and other assets:
Investments sold	4,273
When-issued, delayed-delivery, forward and TBA commitments sold	350,188
Net income from securities lending	6,821
Shares of beneficial interest sold	132,109
Interest	3,475,621

Total assets	252,337,517

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,815,593
Payables and other liabilities:
Investments purchased	8,239
When-issued, delayed-delivery, forward and TBA commitments purchased	253,465
Shares of beneficial interest redeemed	56,468
Investment management fees	114,845
Distribution and service fees	34,131
Transfer agent costs	549
Trustees, CCO and deferred compensation fees	2,572
Audit and tax fees	28,332
Custody fees	23,274
Legal fees	1,252
Printing and shareholder reports fees	45,340
Other accrued expenses	4,889

Total liabilities	8,388,949

Net assets	$243,948,568

Net assets consist of:
Capital stock ($0.01 par value)	$312,077
Additional paid-in capital	241,429,851
Total distributable earnings (accumulated losses)	2,206,640

Net assets	$243,948,568

Net assets by class:
Initial Class	$83,290,622
Service Class	160,657,946

Shares outstanding:
Initial Class	10,785,402
Service Class	20,422,321

Net asset value and offering price per share:
Initial Class	$7.72
Service Class	7.87

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$147,229
Interest income	13,381,154
Net income from securities lending	45,563

Total investment income	13,573,946

Expenses:
Investment management fees	1,418,952
Distribution and service fees:
Service Class	406,225
Transfer agent costs	3,512
Trustees, CCO and deferred compensation fees	10,229
Audit and tax fees	38,852
Custody fees	58,366
Legal fees	14,898
Printing and shareholder reports fees	34,006
Other	19,372

Total expenses	2,004,412

Net investment income (loss)	11,569,534

Net realized gain (loss) on:
Investments	2,371,337

Net change in unrealized appreciation (depreciation) on:
Investments	1,946,425

Net realized and change in unrealized gain (loss)	4,317,762

Net increase (decrease) in net assets resulting from operations	$15,887,296

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$11,569,534	$12,521,202
Net realized gain (loss)	2,371,337	(7,188,209)
Net change in unrealized appreciation (depreciation)	1,946,425	3,391,214

Net increase (decrease) in net assets resulting from operations	15,887,296	8,724,207

Dividends and/or distributions to shareholders:
Initial Class	(4,897,430)	(5,718,507)
Service Class	(8,025,776)	(9,001,328)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(12,923,206)	(14,719,835)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,311,007	12,984,400
Service Class	12,350,713	23,006,895

	20,661,720	35,991,295

Dividends and/or distributions reinvested:
Initial Class	4,897,430	5,718,507
Service Class	8,025,776	9,001,328

	12,923,206	14,719,835

Cost of shares redeemed:
Initial Class	(27,628,920)	(24,082,000)
Service Class	(22,187,088)	(34,396,427)

	(49,816,008)	(58,478,427)

Net increase (decrease) in net assets resulting from capital share transactions	(16,231,082)	(7,767,297)

Net increase (decrease) in net assets	(13,266,992)	(13,762,925)

Net assets:
Beginning of year	257,215,560	270,978,485

End of year	$243,948,568	$257,215,560

Capital share transactions - shares:
Shares issued:
Initial Class	1,069,283	1,784,347
Service Class	1,560,337	3,139,533

	2,629,620	4,923,880

Shares reinvested:
Initial Class	643,552	802,035
Service Class	1,034,249	1,239,852

	1,677,801	2,041,887

Shares redeemed:
Initial Class	(3,558,805)	(3,349,089)
Service Class	(2,805,313)	(4,821,172)

	(6,364,118)	(8,170,261)

Net increase (decrease) in shares outstanding:
Initial Class	(1,845,970)	(762,707)
Service Class	(210,727)	(441,787)

	(2,056,697)	(1,204,494)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$7.65	$7.78	$7.27	$7.94	$7.85

Investment operations:
Net investment income (loss) (A)	0.36	0.39	0.44	0.46	0.47
Net realized and unrealized gain (loss)	0.13	(0.04)	0.57	(0.63)	0.11

Total investment operations	0.49	0.35	1.01	(0.17)	0.58

Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.48)	(0.50)	(0.50)	(0.49)

Net asset value, end of year	$7.72	$7.65	$7.78	$7.27	$7.94

Total return	6.35%	5.04%	14.21%	(2.35)%	7.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$83,291	$96,601	$104,239	$97,618	$118,416
Expenses to average net assets	0.62%	0.63%	0.65%	0.64%	0.64%
Net investment income (loss) to average net assets	4.68%	5.34%	5.64%	5.96%	5.84%
Portfolio turnover rate	36%	40%	37%	32%	39%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$7.78	$7.91	$7.38	$8.06	$7.96

Investment operations:
Net investment income (loss) (A)	0.35	0.38	0.42	0.45	0.46
Net realized and unrealized gain (loss)	0.14	(0.05)	0.59	(0.65)	0.11

Total investment operations	0.49	0.33	1.01	(0.20)	0.57

Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.46)	(0.48)	(0.48)	(0.47)

Net asset value, end of year	$7.87	$7.78	$7.91	$7.38	$8.06

Total return	6.25%	4.68%	13.97%	(2.71)%	7.21%

Ratio and supplemental data:
Net assets end of year (000’s)	$160,658	$160,615	$166,739	$147,752	$170,000
Expenses to average net assets	0.87%	0.88%	0.90%	0.89%	0.89%
Net investment income (loss) to average net assets	4.42%	5.08%	5.39%	5.71%	5.59%
Portfolio turnover rate	36%	40%	37%	32%	39%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

The Portfolio held no unfunded loan participations at December 31, 2021. Open funded loan participations and assignments at December 31, 2021, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at December 31, 2021, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2021, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$7,815,593	$—	$—	$—	$7,815,593
Total Borrowings	$7,815,593	$—	$—	$—	$7,815,593

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Portfolio.

Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Interest rate risk: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The Portfolio faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instrument in which the Portfolio invests, and financial markets generally.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1.25 billion	0.554%
Over $1.25 billion up to $2 billion	0.544
Over $2 billion	0.520

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.70%	May 1, 2022
Service Class	0.95	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$90,829,704	$—	$102,920,988	$—

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization accruals, interest written off and added back and defaulted bond income accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$242,339,833	$10,713,895	$(4,696,378)	$6,017,517

As of December 31, 2021, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$—	$15,226,606

During the year ended December 31, 2021, the capital loss carryforwards utilized are $2,209,175.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$12,923,206	$—	$—	$14,719,835	$—	$—

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$11,485,096	$—	$(15,226,606)	$—	$(69,367)	$6,017,517

10. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect ASU 2021-01 to have a material impact on the financial statements.

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

11. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon High Yield Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon High Yield Bond VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

(unaudited)

MARKET ENVIRONMENT

Global equity markets recorded a year of strong gains in 2021. Sentiment was buoyed by the continued economic recovery from the COVID-19 pandemic, which in turn drove corporate earnings growth to multiyear highs.

Markets started strongly, as they continued to benefit from the momentum that started with the rollout of COVID-19 vaccines in late 2020. Allied to this, low interest rates and plentiful fiscal and monetary stimulus measures meant the backdrop was extremely positive for equities. This highly favorable backdrop resulted in the first signs of an increase in inflation expectations, which in turn caused a rise in the 10-year U.S. Treasury yield. These conditions caused a rotation in the market out of growth stocks and into value stocks, particularly deep-value areas of the market with low profitability and stretched balance sheets. Many of the areas of the market that had performed worst in 2020 such as energy, banks and airlines saw sharp rises in 2021.

In the spring, the Federal Reserve (“Fed”) was unequivocal in its view that the building inflation would be a temporary factor and that it intended to maintain its dovish policy for the time being. This helped halt the rise in yields in the opening months of 2021 and meant that growth stocks, which benefit from low or declining yields, were once again in favor over their value counterparts. In particular, large-cap technology stocks bounced back strongly.

It wasn’t until late in the third quarter of 2021 that the picture changed. U.S. equity markets were ahead over the quarter but only marginally, after a weak September 2021, almost wiped out the gains from July and August. A combination of factors had been building, namely concerns over peak growth rates being reached and stubbornly high inflation, which was exacerbated by supply-chain disruptions. Despite the Fed’s attempt to soothe markets with continued dovish rhetoric, equities fell into the quarter end.

The travails of September 2021 were quickly forgotten, as markets powered into the year end with further gains. The U.S. again outperformed international markets and closed out a year in which the S&P 500® Index posted a new all-time high in every month. The fourth quarter was notable though for an aggressive pivot in rhetoric from the Fed. Having stuck to the narrative that inflation would be ‘transitory’ up to this point, the central bank was forced to abandon this position due to stark data that showed the Consumer Price Index measure of inflation rising to its highest level in nearly 40 years. Instead, policymakers recognized that action would have to be taken to address this, with a winding down of government bond purchases and hikes in interest rates moving much closer into view. This change caused volatility within markets and there was once again a flip between growth and value from mid-November onwards. Deep-value areas were the top performers again.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Aegon Sustainable Equity Income VP, Initial Class returned 22.42%. By comparison, its benchmark, the Russell 1000® Value Index, returned 25.16%.

STRATEGY REVIEW

The Portfolio, which focuses on dividend-paying companies and that the sub-adviser views as having favorable sustainability profiles, underperformed its benchmark over its fiscal year ended December 31, 2021. While stock selection was actually positive, it was more than offset by a drag from sector allocation.

The underperformance was predominantly concentrated in the opening quarter of 2021 and the final month of the year. In both of these periods, the market environment was unfavorable for the Portfolio, as there was a sharp rally in lower-quality areas of the market, characterized by low returns on equity (“ROE”) and stretched balance sheets. Instead, the Portfolio focused on companies that had high ROEs and paid dividends that were well covered by earnings and free cash flow. The rally in this higher quality end of the market was less pronounced during these periods, which acted as a headwind.

Approximately half of the drag from sector allocation came from the Portfolio’s zero weighting in energy, which was the best performing sector in the benchmark index. The Portfolio’s sustainability criteria exclude any investments in oil and gas exploration and production companies, leading to the zero weighting. Outside of energy, the Portfolio’s overweight to consumer staples and underweight to real estate also hindered returns.

On the positive side, stock selection was strong in technology and basic materials, with a common theme among the Portfolio’s best-performing stocks being that they are cyclical businesses that benefited from the above-trend economic activity levels over the year.

Top individual contributors during the period ended December 31, 2021, were Steel Dynamics, Inc., Broadcom, Inc., Microsoft Corp., Walt Disney Co. and Albemarle Corp. Top detractors during the period were Merck & Co., Inc., Cummins Inc., Hanesbrands Inc., Verizon Communications, Inc. and Best Buy Co., Inc.

Mark Peden, CFA

Robin Black

Co-Portfolio Managers

Aegon Asset Management UK plc

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.1%
Repurchase Agreement	0.8
Other Investment Company	0.3
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	22.42%	7.69%	10.10%	05/01/1996
Russell 1000® Value Index (A)	25.16%	11.16%	12.97%
Service Class	22.12%	7.42%	9.84%	05/01/2003

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Dividend income may vary depending on market performance and is not guaranteed. A company’s future ability to pay dividends may be limited. Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the Portfolio. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued is actually appropriately priced. Applying the sub-advisers ESG criteria to its investment analysis for the portfolio may impact the sub-advisers investment decisions as to securities of certain issuers and therefore the portfolio may forgo some investment opportunities available to portfolios that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the portfolios performance may at times be better or worse than the performance of similar portfolios that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third-party data providers.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,071.40	$3.60	$1,021.70	$3.52	0.69%
Service Class	1,000.00	1,070.10	4.90	1,020.50	4.79	0.94

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 99.1%
Banks - 9.5%
Citizens Financial Group, Inc.	212,564	$10,043,649
First Republic Bank	92,077	19,014,821
Huntington Bancshares, Inc.	1,089,758	16,804,069
US Bancorp	334,647	18,797,122

		64,659,661

Biotechnology - 3.2%
Gilead Sciences, Inc.	298,021	21,639,305

Capital Markets - 8.1%
CME Group, Inc.	79,544	18,172,622
State Street Corp.	222,425	20,685,525
T. Rowe Price Group, Inc.	85,129	16,739,767

		55,597,914

Chemicals - 3.6%
Air Products & Chemicals, Inc.	50,901	15,487,138
Albemarle Corp.	40,200	9,397,554

		24,884,692

Commercial Services & Supplies - 3.2%
Republic Services, Inc.	155,112	21,630,368

Communications Equipment - 3.1%
Cisco Systems, Inc.	333,351	21,124,453

Containers & Packaging - 1.1%
Packaging Corp. of America	52,803	7,189,128

Diversified Telecommunication Services - 2.3%
Verizon Communications, Inc.	304,894	15,842,292

Electrical Equipment - 5.2%
Emerson Electric Co.	179,846	16,720,282
Schneider Electric SE, ADR (A)	486,165	19,062,530

		35,782,812

Equity Real Estate Investment Trusts - 3.2%
American Tower Corp.	37,148	10,865,790
Digital Realty Trust, Inc.	63,743	11,274,224

		22,140,014

Food Products - 1.6%
McCormick & Co., Inc.	115,636	11,171,594

Health Care Equipment & Supplies - 1.3%
Medtronic PLC	82,876	8,573,522

Household Durables - 2.0%
Garmin Ltd.	101,342	13,799,740

Household Products - 3.9%
Clorox Co.	41,617	7,256,340
Colgate-Palmolive Co.	137,271	11,714,707
Kimberly-Clark Corp.	54,590	7,802,003

		26,773,050

Insurance - 5.6%
Cincinnati Financial Corp.	113,032	12,877,736
MetLife, Inc.	204,736	12,793,953
Progressive Corp.	120,387	12,357,725

		38,029,414

IT Services - 2.6%
Automatic Data Processing, Inc.	71,052	17,520,002

Leisure Products - 1.4%
Hasbro, Inc.	96,699	9,842,024

	Shares	Value
COMMON STOCKS (continued)
Machinery - 6.5%
Cummins, Inc.	67,783	$ 14,786,184
Stanley Black & Decker, Inc.	75,249	14,193,466
Xylem, Inc.	128,014	15,351,439

		44,331,089

Media - 1.6%
Omnicom Group, Inc.	151,285	11,084,652

Metals & Mining - 2.7%
Steel Dynamics, Inc.	301,579	18,719,009

Multiline Retail - 2.2%
Target Corp.	64,724	14,979,723

Pharmaceuticals - 4.9%
AstraZeneca PLC, ADR	279,568	16,284,836
Merck & Co., Inc.	226,742	17,377,507

		33,662,343

Road & Rail - 2.2%
Union Pacific Corp.	58,159	14,651,997

Semiconductors & Semiconductor Equipment - 8.6%
Broadcom, Inc.	40,795	27,145,401
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	143,708	17,289,509
Texas Instruments, Inc.	77,499	14,606,237

		59,041,147

Software - 3.5%
Microsoft Corp.	70,217	23,615,381

Specialty Retail - 1.9%
Best Buy Co., Inc.	126,801	12,882,982

Textiles, Apparel & Luxury Goods - 1.6%
Hanesbrands, Inc.	648,737	10,846,883

Water Utilities - 2.5%
Essential Utilities, Inc.	317,061	17,023,005

Total Common Stocks (Cost $577,252,427)		677,038,196

OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	2,105,760	2,105,760

Total Other Investment Company (Cost $2,105,760)		2,105,760

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2021, to be repurchased at $5,581,811 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $5,693,527.	$5,581,811	5,581,811

Total Repurchase Agreement (Cost $5,581,811)		5,581,811

Total Investments (Cost $584,939,998)		684,725,767
Net Other Assets (Liabilities) - (0.2)%		(1,286,808)

Net Assets - 100.0%		$683,438,959

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$677,038,196	$—	$—	$677,038,196
Other Investment Company	2,105,760	—	—	2,105,760
Repurchase Agreement	—	5,581,811	—	5,581,811

Total Investments	$679,143,956	$5,581,811	$—	$684,725,767

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $2,997,369, collateralized by cash collateral of $2,105,760 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $952,000. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $579,358,187) (including securities loaned of $2,997,369)	$679,143,956
Repurchase agreement, at value (cost $5,581,811)	5,581,811
Cash	30
Receivables and other assets:
Net income from securities lending	155
Shares of beneficial interest sold	174,795
Dividends	1,840,388
Tax reclaims	44,435

Total assets	686,785,570

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,105,760
Payables and other liabilities:
Shares of beneficial interest redeemed	680,809
Investment management fees	366,431
Distribution and service fees	49,384
Transfer agent costs	1,491
Trustees, CCO and deferred compensation fees	7,574
Audit and tax fees	17,649
Custody fees	16,884
Legal fees	3,370
Printing and shareholder reports fees	84,630
Other accrued expenses	12,629

Total liabilities	3,346,611

Net assets	$683,438,959

Net assets consist of:
Capital stock ($0.01 par value)	$323,627
Additional paid-in capital	551,637,046
Total distributable earnings (accumulated losses)	131,478,286

Net assets	$683,438,959

Net assets by class:
Initial Class	$448,361,043
Service Class	235,077,916

Shares outstanding:
Initial Class	21,241,343
Service Class	11,121,382

Net asset value and offering price per share:
Initial Class	$21.11
Service Class	21.14

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$16,807,107
Net income from securities lending	15,798
Withholding taxes on foreign income	(119,686)

Total investment income	16,703,219

Expenses:
Investment management fees	4,480,659
Distribution and service fees:
Service Class	593,619
Transfer agent costs	9,537
Trustees, CCO and deferred compensation fees	27,980
Audit and tax fees	27,847
Custody fees	40,484
Legal fees	40,710
Printing and shareholder reports fees	138,900
Other	36,381

Total expenses	5,396,117

Net investment income (loss)	11,307,102

Net realized gain (loss) on:
Investments	32,793,557

Net change in unrealized appreciation (depreciation) on:
Investments	96,385,233

Net realized and change in unrealized gain (loss)	129,178,790

Net increase (decrease) in net assets resulting from operations	$140,485,892

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$11,307,102	$14,981,112
Net realized gain (loss)	32,793,557	(12,437,381)
Net change in unrealized appreciation (depreciation)	96,385,233	(69,566,300)

Net increase (decrease) in net assets resulting from operations	140,485,892	(67,022,569)

Dividends and/or distributions to shareholders:
Initial Class	(9,853,683)	(65,187,290)
Service Class	(4,440,010)	(32,112,264)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(14,293,693)	(97,299,554)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,583,330	4,365,041
Service Class	6,827,757	24,983,538

	18,411,087	29,348,579

Dividends and/or distributions reinvested:
Initial Class	9,853,683	65,187,290
Service Class	4,440,010	32,112,264

	14,293,693	97,299,554

Cost of shares redeemed:
Initial Class	(96,908,110)	(80,569,527)
Service Class	(44,612,434)	(35,542,464)

	(141,520,544)	(116,111,991)

Net increase (decrease) in net assets resulting from capital share transactions	(108,815,764)	10,536,142

Net increase (decrease) in net assets	17,376,435	(153,785,981)

Net assets:
Beginning of year	666,062,524	819,848,505

End of year	$683,438,959	$666,062,524

Capital share transactions - shares:
Shares issued:
Initial Class	598,486	251,444
Service Class	352,419	1,475,264

	950,905	1,726,708

Shares reinvested:
Initial Class	475,105	4,194,806
Service Class	213,565	2,061,121

	688,670	6,255,927

Shares redeemed:
Initial Class	(4,848,844)	(4,457,122)
Service Class	(2,247,045)	(2,026,848)

	(7,095,889)	(6,483,970)

Net increase (decrease) in shares outstanding:
Initial Class	(3,775,253)	(10,872)
Service Class	(1,681,061)	1,509,537

	(5,456,314)	1,498,665

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$17.60	$22.57	$22.22	$25.65	$22.58

Investment operations:
Net investment income (loss) (A)	0.34	0.43	0.57	0.57	0.49
Net realized and unrealized gain (loss)	3.60	(2.48)	4.29	(3.45)	3.16

Total investment operations	3.94	(2.05)	4.86	(2.88)	3.65

Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.58)	(0.63)	(0.55)	(0.58)
Net realized gains	—	(2.34)	(3.88)	—	—

Total dividends and/or distributions to shareholders	(0.43)	(2.92)	(4.51)	(0.55)	(0.58)

Net asset value, end of year	$21.11	$17.60	$22.57	$22.22	$25.65

Total return	22.42%	(7.35)%	23.91%	(11.50)%	16.43	%(B)

Ratio and supplemental data:
Net assets end of year (000’s)	$448,361	$440,332	$564,788	$523,815	$682,104
Expenses to average net assets	0.69%	0.74%	0.72%	0.71%	0.71%
Net investment income (loss) to average net assets	1.70%	2.40%	2.43%	2.26%	2.02%
Portfolio turnover rate	23%	135%	61%	29%	11%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$17.63	$22.59	$22.23	$25.65	$22.59

Investment operations:
Net investment income (loss) (A)	0.29	0.38	0.51	0.50	0.43
Net realized and unrealized gain (loss)	3.60	(2.47)	4.29	(3.43)	3.16

Total investment operations	3.89	(2.09)	4.80	(2.93)	3.59

Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.53)	(0.56)	(0.49)	(0.53)
Net realized gains	—	(2.34)	(3.88)	—	—

Total dividends and/or distributions to shareholders	(0.38)	(2.87)	(4.44)	(0.49)	(0.53)

Net asset value, end of year	$21.14	$17.63	$22.59	$22.23	$25.65

Total return	22.12%	(7.59)%	23.57%	(11.69)%	16.13	%(B)

Ratio and supplemental data:
Net assets end of year (000’s)	$235,078	$225,731	$255,061	$223,450	$288,560
Expenses to average net assets	0.94%	0.99%	0.97%	0.96%	0.96%
Net investment income (loss) to average net assets	1.45%	2.16%	2.17%	2.01%	1.77%
Portfolio turnover rate	23%	135%	61%	29%	11%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Sustainable Equity Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$2,105,760	$—	$—	$—	$2,105,760
Total Borrowings	$2,105,760	$—	$—	$—	$2,105,760

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Dividend paying stock risk: There can be no assurance that the issuers of the stocks held by the Portfolio will pay dividends in the future or that, if dividends are paid, they will not decrease. The Portfolio’s emphasis on dividend paying stocks could cause the Portfolio’s share price and total return to fluctuate more than, or cause the Portfolio to underperform, similar portfolios that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future.

Sustainability investing risk: Applying the sub-adviser’s sustainability assessment framework to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Securities of companies meeting the sub-adviser’s sustainability criteria may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. The sub-adviser monitors the Portfolio’s holdings based on the latest publicly available information. Any delay in obtaining public information regarding the Portfolio’s holdings could result in the Portfolio holding an investment that no longer meets the Portfolio’s sustainability investing principals. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessment.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

With respect to the Portfolio TAM has entered into a sub-advisory agreement with Aegon Asset Management UK plc (“AAM UK”), a wholly-owned subsidiary of Aegon NV. AAM UK provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.663%
Over $500 million up to $1 billion	0.580
Over $1 billion up to $1.5 billion	0.550
Over $1.5 billion	0.530

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.79%	May 1, 2022
Service Class	1.04	May 1, 2022
Prior to May 1, 2021
Initial Class	0.85
Service Class	1.10

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2021, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ —	$ 302,067	$ 32,342

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 157,349,242	$ —	$ 268,535,833	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 585,116,104	$ 109,884,526	$ (10,274,863)	$ 99,609,663

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the capital loss carryforwards utilized are $12,276,746.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,293,693	$ —	$ —	$ 28,623,710	$ 68,675,844	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 31,868,623	$ —	$ —	$ —	$ —	$ 99,609,663

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. LEGAL PROCEEDINGS (continued)

rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon Sustainable Equity Income VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Sustainable Equity Income VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon Sustainable Equity Income VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

(unaudited)

MARKET ENVIRONMENT

From a macro and markets perspective, 2021 was a path to normalization. While it was not a straight line, it displayed enormous gains in both economic activity and risk asset returns. This was mainly due to the very low starting point after a precipitous fall in both economic activity and risk asset returns due to the pandemic. The markets were discounting continued disaster and as modern medicine and natural immunity continued to rise, so did the confidence in economic recovery and the markets.

The first quarter of 2021 saw a tug of war between early cycle proclivities and more heightened concerns about inflation and interest rates amid massive fiscal and monetary support which increased volatility profiles and favored some asset classes over others. The second quarter started by riding the wave of fiscal stimulus, passed by Congress in mid-March via the $1.9 trillion American Rescue Plan Act. Along with the economic restart came numerous bottlenecks across supply chains, and the pressure release valve for this imbalance occurred through prices. The bloom came off the rose in the third quarter as fears of COVID-19 variants cast a pall on confidence and impacted growth. It first showed up in the soft data (surveys on consumer and business sentiment) and was followed by softening U.S. labor market trends in August (released in September).

Finally, the fourth quarter saw a continuation on the path to normalization. The U.S. Federal Reserve announced an acceleration of the wind-down of its quantitative easing purchases to wrap up by March 2022. Relative to their September dot plot projections, the Federal Open Market Committee’s (“FOMC”) newest plot indicated about three total interest rate hikes in 2022. This placed the FOMC’s newest dot plot very close to market expectations, even if it did reflect a very hawkish shift in the FOMC’s stance.

Overall, equity markets, as represented by the S&P 500® Index returned 28.71% in 2021. On the rates side, the 10-year Treasury had a bouncing ride over the year. While ultimately increasing from 2020’s exit rate of 0.92% up to 1.52% by year-end, the trip included two peaks at 1.74% and a mid-year low of 1.19%.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Aegon U.S. Government Securities VP, Initial Class returned -2.39%. By comparison, its benchmark, the Bloomberg Government Index, returned -2.28%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark, the Bloomberg Government Index for the fiscal year ended December 31, 2021, driven by duration and curve positioning over the period, which detracted from relative returns. Throughout the year, the portfolio management team maintained a modest overweight to risk-based assets in an effort to earn additional yield relative to the Portfolio’s benchmark. The team also believed the potential for spread tightening in risk-based assets presented an attractive risk-adjusted return opportunity versus government securities. This positioning benefited 2021 performance as spreads in many risk-based assets were supported by strong market technicals and generally improving fundamental outlooks. Compared to the Bloomberg Government Index, spread effects were the largest contributor to 2021 relative returns, followed by excess carry.

From an asset class perspective, positioning in Treasury securities and ex-index allocations to agency residential mortgage-backed securities and commercial mortgage-backed securities were the largest contributors to relative returns. Security selection within agency securities was the largest detractor. During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Tyler A. Knight, CFA

Calvin Norris, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agency Obligations	66.7%
U.S. Government Obligations	32.7
Other Investment Company	15.2
Repurchase Agreement	10.1
Mortgage-Backed Securities	8.9
Corporate Debt Securities	5.1
Short-Term U.S. Government Obligation	4.9
Asset-Backed Securities	2.3
Municipal Government Obligation	0.3
Net Other Assets (Liabilities) ^	(46.2)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	10.00
Duration †	6.91

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	104.3%
AAA	17.6
AA	4.0
A	1.6
BBB	3.2
BB	0.1
Not Rated	15.4
Net Other Assets (Liabilities) ^	(46.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(2.39)%	3.14%	2.34%	05/13/1994
Bloomberg Government Index (A)	(2.28)%	3.07%	2.14%
Service Class	(2.53)%	2.89%	2.10%	05/01/2003

(A) The Bloomberg Government Index is comprised of U.S. Treasuries and U.S. agency debentures.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Please keep in mind that U.S. government obligation guarantees apply only to the timely payment of principal and interest, and does not remove market risks when shares are redeemed. Any U.S. government guarantees of the securities held in this investment portfolio pertain only to those securities and not the Portfolio or its yield.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Derivatives involve special risks and costs and may result in losses to the Portfolio. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$997.40	$2.97	$1,022.20	$3.01	0.59%
Service Class	1,000.00	997.00	4.23	1,021.00	4.28	0.84

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 2.3%
Access to Loans for Learning Student Loan Corp. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 0.80% (A), 07/25/2036	$2,364,122	$2,358,319
Edsouth Indenture No. 3 LLC Series 2012-2, Class A, 1-Month LIBOR + 0.73%, 0.83% (A), 04/25/2039 (B)	1,095,904	1,092,941
SBA Small Business Investment Cos. Series 2012-10B, Class 1, 2.25%, 09/10/2022	96,602	97,271
SLM Student Loan Trust Series 2006-2, Class A6, 3-Month LIBOR + 0.17%, 0.29% (A), 01/25/2041	3,563,464	3,453,734

Total Asset-Backed Securities (Cost $6,927,619)		7,002,265

CORPORATE DEBT SECURITIES - 5.1%
Banks - 0.5%
Bank of America Corp. Fixed until 02/13/2030, 2.50% (A), 02/13/2031	1,500,000	1,505,336

Capital Markets - 1.2%
Goldman Sachs Group, Inc. 4.00%, 03/03/2024	1,645,000	1,744,288
Morgan Stanley
Fixed until 01/22/2030, 2.70% (A), 01/22/2031	1,500,000	1,536,153
3.75%, 02/25/2023	316,000	326,857

		3,607,298

Consumer Finance - 0.3%
Discover Financial Services 3.85%, 11/21/2022	485,000	497,785
Ford Motor Credit Co. LLC 4.25%, 09/20/2022	298,000	303,364

		801,149

Diversified Financial Services - 0.3%
Aviation Capital Group LLC 3.88%, 05/01/2023 (B)	208,000	214,125
Portmarnock Leasing LLC 1.74%, 10/22/2024	808,152	816,725

		1,030,850

Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc. 4.02%, 12/03/2029	1,000,000	1,122,131

Health Care Equipment & Supplies - 0.1%
Abbott Laboratories 3.40%, 11/30/2023	184,000	192,652

Health Care Providers & Services - 0.9%
CVS Health Corp. 3.75%, 04/01/2030	1,000,000	1,097,403
Humana, Inc. 4.88%, 04/01/2030	1,500,000	1,759,278

		2,856,681

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media - 0.4%
Comcast Corp. 3.40%, 04/01/2030	$ 1,000,000	$ 1,092,461

Multi-Utilities - 0.3%
Consolidated Edison Co. of New York, Inc. 3.35%, 04/01/2030	1,000,000	1,076,451

Semiconductors & Semiconductor Equipment - 0.3%
NVIDIA Corp. 2.85%, 04/01/2030	1,000,000	1,063,190

Specialty Retail - 0.4%
Lowe’s Cos., Inc. 4.50%, 04/15/2030	1,000,000	1,161,899

Total Corporate Debt Securities (Cost $14,481,706)		15,510,098

MORTGAGE-BACKED SECURITIES - 8.9%
COMM Mortgage Trust
Series 2012-CR4, Class A3, 2.85%, 10/15/2045	2,544,460	2,571,792
Series 2013-CR9, Class A4, 4.25% (A), 07/10/2045	3,000,000	3,112,939
Series 2013-WWP, Class A2, 3.42%, 03/10/2031 (B)	5,000,000	5,125,350
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.55% (A), 09/10/2035 (B)	5,000,000	5,227,768
GS Mortgage Securities Trust Series 2014-GC18, Class A4, 4.07%, 01/10/2047	3,000,000	3,133,157
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class A5, 3.66%, 07/15/2045	4,535,000	4,660,736
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class A4, 4.15% (A), 08/15/2046	3,500,000	3,608,987

Total Mortgage-Backed Securities (Cost $27,068,520)		27,440,729

MUNICIPAL GOVERNMENT OBLIGATION - 0.3%
Vermont - 0.3%
Vermont Student Assistance Corp., Certificate of Obligation, 1-Month LIBOR + 0.70%, 0.79% (A), 07/28/2034	1,056,808	1,052,468

Total Municipal Government Obligation (Cost $1,056,808)		1,052,468

U.S. GOVERNMENT AGENCY OBLIGATIONS - 66.7%
Federal Home Loan Banks
2.38%, 03/14/2025	25,000,000	26,052,283
3.25%, 11/16/2028 (C)	6,000,000	6,709,364
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.01%, 07/25/2025	5,000,000	5,275,272
3.19% (A), 09/25/2027	4,070,000	4,423,270
3.25% (A), 04/25/2023	7,266,293	7,455,170

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
0.88%, 08/05/2030 (C)	$ 8,300,000	$ 7,832,946
2.38%, 01/19/2023	18,500,000	18,879,978
2.63%, 09/06/2024 (C)	4,000,000	4,185,248
2.88%, 09/12/2023 (C)	2,000,000	2,073,956
Government National Mortgage Association
3.89% (A), 09/20/2061	168,785	174,408
4.26% (A), 06/20/2062	228,589	241,419
4.63% (A), 07/20/2061	10,489	10,613
4.70% (A), 10/20/2061 - 12/20/2061	14,383	15,129
Tennessee Valley Authority
1.50%, 09/15/2031 (C)	5,000,000	4,931,729
2.88%, 02/01/2027 (C)	6,000,000	6,419,368
3.50%, 12/15/2042	5,000,000	5,946,298
4.88%, 01/15/2048 (C)	5,000,000	7,420,701
Uniform Mortgage-Backed Security 2.00%, TBA (D)	97,000,000	96,749,922

Total U.S. Government Agency Obligations (Cost $201,164,404)		204,797,074

U.S. GOVERNMENT OBLIGATIONS - 32.7%
U.S. Treasury - 32.7%
U.S. Treasury Bond
1.13%, 05/15/2040	6,000,000	5,275,547
1.88%, 02/15/2051	16,980,000	16,876,528
2.00%, 02/15/2050	6,600,000	6,733,805
2.50%, 02/15/2045	1,000,000	1,103,789
2.88%, 05/15/2049	900,000	1,088,613
3.00%, 05/15/2042 - 11/15/2045	5,519,000	6,612,324
3.00%, 02/15/2048 (C)	2,000,000	2,450,703
3.38%, 11/15/2048	500,000	656,777
3.50%, 02/15/2039	1,414,500	1,779,010
3.63%, 08/15/2043	1,814,000	2,360,822
4.50%, 02/15/2036 (C)	3,340,000	4,599,024
U.S. Treasury Note
0.13%, 01/31/2023	5,000,000	4,982,813
0.38%, 11/30/2025	5,000,000	4,851,172
0.38%, 12/31/2025 (C)	13,000,000	12,606,445

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
0.63%, 12/31/2027	$ 2,000,000	$ 1,915,234
0.88%, 11/15/2030 (C)	7,000,000	6,662,578
1.25%, 11/30/2026 (C)	20,000,000	20,000,000

Total U.S. Government Obligations (Cost $99,067,926)		100,555,184

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 4.9%
U.S. Treasury Bill 0.10% (E), 06/02/2022	15,000,000	14,993,359

Total Short-Term U.S. Government Obligation (Cost $14,993,952)		14,993,359

	Shares	Value
OTHER INVESTMENT COMPANY - 15.2%
Securities Lending Collateral - 15.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (E)	46,737,149	46,737,149

Total Other Investment Company (Cost $46,737,149)		46,737,149

	Principal	Value
REPURCHASE AGREEMENT - 10.1%
Fixed Income Clearing Corp., 0.00% (E), dated 12/31/2021, to be repurchased at $30,956,807 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $31,576,026.	$30,956,807	30,956,807

Total Repurchase Agreement (Cost $30,956,807)		30,956,807

Total Investments (Cost $442,454,891)		449,045,133
Net Other Assets (Liabilities) - (46.2)%		(141,812,858)

Net Assets - 100.0%		$307,232,275

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	57	03/22/2022	$7,423,143	$7,436,719	$13,576	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	(50)	03/31/2022	$(10,908,877)	$(10,908,594)	$283	$—
10-Year U.S. Treasury Ultra Note	(54)	03/22/2022	(7,866,158)	(7,907,625)	—	(41,467)
30-Year U.S. Treasury Bond	(115)	03/22/2022	(18,456,200)	(18,450,313)	5,887	—
U.S. Treasury Ultra Bond	(30)	03/22/2022	(5,916,491)	(5,913,750)	2,741	—

Total					$8,911	$(41,467)

Total Futures Contracts					$22,487	$(41,467)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$7,002,265	$—	$7,002,265
Corporate Debt Securities	—	15,510,098	—	15,510,098
Mortgage-Backed Securities	—	27,440,729	—	27,440,729
Municipal Government Obligation	—	1,052,468	—	1,052,468
U.S. Government Agency Obligations	—	204,797,074	—	204,797,074
U.S. Government Obligations	—	100,555,184	—	100,555,184
Short-Term U.S. Government Obligation	—	14,993,359	—	14,993,359
Other Investment Company	46,737,149	—	—	46,737,149
Repurchase Agreement	—	30,956,807	—	30,956,807

Total Investments	$46,737,149	$402,307,984	$—	$449,045,133

Other Financial Instruments
Futures Contracts (G)	$22,487	$—	$—	$22,487

Total Other Financial Instruments	$22,487	$—	$—	$22,487

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(41,467)	$—	$—	$(41,467)

Total Other Financial Instruments	$(41,467)	$—	$—	$(41,467)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $11,660,184, representing 3.8% of the Portfolio’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $52,834,942, collateralized by cash collateral of $46,737,149 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $7,184,370. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2021. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Rates disclosed reflect the yields at December 31, 2021.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $411,498,084) (including securities loaned of $52,834,942)	$418,088,326
Repurchase agreement, at value (cost $30,956,807)	30,956,807
Cash collateral pledged at broker for:
TBA commitments	122,188
Futures contracts	702,975
Receivables and other assets:
Net income from securities lending	4,297
Shares of beneficial interest sold	208,046
Interest	1,392,332

Total assets	451,474,971

Liabilities:
Cash collateral received upon return of:
Securities on loan	46,737,149
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	96,943,417
Shares of beneficial interest redeemed	59,026
Investment management fees	143,788
Distribution and service fees	47,936
Transfer agent costs	694
Trustees, CCO and deferred compensation fees	3,733
Audit and tax fees	25,132
Custody fees	12,910
Legal fees	1,928
Printing and shareholder reports fees	40,049
Other accrued expenses	6,237
Variation margin payable on futures contracts	220,697

Total liabilities	144,242,696

Net assets	$307,232,275

Net assets consist of:
Capital stock ($0.01 par value)	$287,989
Additional paid-in capital	301,419,202
Total distributable earnings (accumulated losses)	5,525,084

Net assets	$307,232,275

Net assets by class:
Initial Class	$81,905,695
Service Class	225,326,580

Shares outstanding:
Initial Class	7,888,886
Service Class	20,909,973

Net asset value and offering price per share:
Initial Class	$10.38
Service Class	10.78

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Interest income	$5,777,425
Net income from securities lending	52,335

Total investment income	5,829,760

Expenses:
Investment management fees	1,940,339
Distribution and service fees:
Service Class	652,794
Transfer agent costs	4,652
Trustees, CCO and deferred compensation fees	13,761
Audit and tax fees	33,974
Custody fees	32,012
Legal fees	20,173
Printing and shareholder reports fees	33,191
Other	23,416

Total expenses	2,754,312

Net investment income (loss)	3,075,448

Net realized gain (loss) on:
Investments	(2,319,046)
Futures contracts	(34,328)

Net realized gain (loss)	(2,353,374)

Net change in unrealized appreciation (depreciation) on:
Investments	(11,167,533)
Futures contracts	(42,736)

Net change in unrealized appreciation (depreciation)	(11,210,269)

Net realized and change in unrealized gain (loss)	(13,563,643)

Net increase (decrease) in net assets resulting from operations	$(10,488,195)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$3,075,448	$5,401,946
Net realized gain (loss)	(2,353,374)	22,059,165
Net change in unrealized appreciation (depreciation)	(11,210,269)	8,791,738

Net increase (decrease) in net assets resulting from operations	(10,488,195)	36,252,849

Dividends and/or distributions to shareholders:
Initial Class	(8,098,796)	(1,817,578)
Service Class	(20,625,550)	(5,932,699)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(28,724,346)	(7,750,277)

Capital share transactions:
Proceeds from shares sold:
Initial Class	14,305,114	52,020,523
Service Class	38,009,020	502,251,304

	52,314,134	554,271,827

Dividends and/or distributions reinvested:
Initial Class	8,098,796	1,817,578
Service Class	20,625,550	5,932,699

	28,724,346	7,750,277

Cost of shares redeemed:
Initial Class	(35,065,756)	(34,701,726)
Service Class	(126,564,360)	(443,295,705)

	(161,630,116)	(477,997,431)

Net increase (decrease) in net assets resulting from capital share transactions	(80,591,636)	84,024,673

Net increase (decrease) in net assets	(119,804,177)	112,527,245

Net assets:
Beginning of year	427,036,452	314,509,207

End of year	$307,232,275	$427,036,452

Capital share transactions - shares:
Shares issued:
Initial Class	1,296,667	4,488,545
Service Class	3,319,701	42,237,446

	4,616,368	46,725,991

Shares reinvested:
Initial Class	772,049	155,748
Service Class	1,893,990	491,524

	2,666,039	647,272

Shares redeemed:
Initial Class	(3,177,917)	(2,979,018)
Service Class	(10,964,305)	(36,861,163)

	(14,142,222)	(39,840,181)

Net increase (decrease) in shares outstanding:
Initial Class	(1,109,201)	1,665,275
Service Class	(5,750,614)	5,867,807

	(6,859,815)	7,533,082

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$11.69	$10.92	$10.45	$10.75	$11.81

Investment operations:
Net investment income (loss) (A)	0.12	0.15	0.21	0.17	0.19
Net realized and unrealized gain (loss)	(0.39)	0.83	0.48	(0.15)	0.13

Total investment operations	(0.27)	0.98	0.69	0.02	0.32

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.20)	(0.22)	(0.32)	(0.45)
Net realized gains	(0.79)	(0.01)	—	—	(0.93)

Total dividends and/or distributions to shareholders	(1.04)	(0.21)	(0.22)	(0.32)	(1.38)

Net asset value, end of year	$10.38	$11.69	$10.92	$10.45	$10.75

Total return	(2.39)%	8.97%	6.60%	0.26%	2.66%

Ratio and supplemental data:
Net assets end of year (000’s)	$81,905	$105,166	$80,042	$78,801	$84,450
Expenses to average net assets	0.60%	0.59%	0.61%	0.62%	0.62%
Net investment income (loss) to average net assets	1.06%	1.32%	1.92%	1.60%	1.69%
Portfolio turnover rate	29%	128%	44%	85%	18%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$12.07	$11.28	$10.79	$11.07	$12.10

Investment operations:
Net investment income (loss) (A)	0.09	0.13	0.19	0.15	0.17
Net realized and unrealized gain (loss)	(0.39)	0.84	0.50	(0.15)	0.12

Total investment operations	(0.30)	0.97	0.69	—	0.29

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.17)	(0.20)	(0.28)	(0.39)
Net realized gains	(0.79)	(0.01)	—	—	(0.93)

Total dividends and/or distributions to shareholders	(0.99)	(0.18)	(0.20)	(0.28)	(1.32)

Net asset value, end of year	$10.78	$12.07	$11.28	$10.79	$11.07

Total return	(2.53)%	8.66%	6.35%	0.01%	2.36%

Ratio and supplemental data:
Net assets end of year (000’s)	$225,327	$321,870	$234,467	$398,566	$242,695
Expenses to average net assets	0.85%	0.84%	0.86%	0.87%	0.87%
Net investment income (loss) to average net assets	0.81%	1.04%	1.67%	1.37%	1.43%
Portfolio turnover rate	29%	128%	44%	85%	18%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2021, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
U.S. Government Agency Obligations	$21,739,928	$—	$—	$—	$21,739,928
U.S. Government Obligations	24,997,221	—	—	—	24,997,221
Total Securities Lending Transactions	$46,737,149	$—	$—	$—	$46,737,149
Total Borrowings	$46,737,149	$—	$—	$—	$46,737,149

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$22,487	$—	$—	$—	$—	$22,487
Total	$22,487	$—	$—	$—	$—	$22,487

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(41,467)	$—	$—	$—	$—	$(41,467)
Total	$(41,467)	$—	$—	$—	$—	$(41,467)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(34,328)	$—	$—	$—	$—	$(34,328)
Total	$(34,328)	$—	$—	$—	$—	$(34,328)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(42,736)	$—	$—	$—	$—	$(42,736)
Total	$(42,736)	$—	$—	$—	$—	$(42,736)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts — long	$11,851,112
Average notional value of contracts — short	(38,994,222)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Interest rate risk: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The Portfolio faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

U.S. government and agency obligations risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instrument in which the Portfolio invests, and financial markets generally.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/ principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.55%
Over $500 million up to $1.5 billion	0.51
Over $1.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.63%	May 1, 2022
Service Class	0.88	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 217,445	$ 93,358,486	$ 21,290,256	$ 170,388,662

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarilydue to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, premium amortization accruals and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 442,539,615	$ 9,686,604	$ (3,181,086)	$ 6,505,518

As of December 31, 2021, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 1,252,549	$ —

During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 26,229,337	$ 2,495,009	$ —	$ 7,750,277	$ —	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,082,829	$ —	$ (1,252,549)	$ —	$ (2,810,714)	$ 6,505,518

11. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

11. NEW ACCOUNTING PRONOUNCEMENT (continued)

amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect ASU 2021-01 to have a material impact on the financial statements.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon U.S. Government Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Aegon U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,495,009 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

(unaudited)

MARKET ENVIRONMENT

2021 was a strong year for global developed markets and a stellar one for U.S. stocks, bolstered by robust corporate earnings, strong economic activity, and historic fiscal and monetary stimuli. The rebound off the 2020 pandemic lows continued in 2021 despite headwinds from COVID-19 variants and supply chain disruptions (both hammering emerging markets), as well as increasing inflation and the need for accelerated Central Bank tapering (which especially affected domestic growth stocks). On a total return basis, the S&P 500® Index led the pack with a gain of 28.71% and reached new record highs 70 times in 2021. Moreover, it has now finished higher in 12 of the last 13 years and has doubled in value over the last three. The MSCI EAFE Index also performed well in 2021, closing the year with a gain of 11.78%, while the MSCI Emerging Markets Index proved to be more sensitive to the inflationary and supply chain pressures. Coupled with China’s economic slowdown, the Index had its weakest return since 2018, at -2.22%. Fixed income investments were also negatively impacted by the environment, with the Bloomberg US Aggregate Bond Index realizing a loss of 1.54% for the year.

The first quarter of 2021 saw a couple of whipsaw events as investors shifted focus from optimism (due to increasing anticipated fiscal stimulus) to the reality of looming inflation concerns, rising yields, and potential COVID-19 vaccine deployment delays. This uncertainty caused elevated volatility repeatedly through the quarter. However, equities rallied starting at the end of March 2021 and through the summer, as investors deemed these economic pressures largely transitory. The equity rally retreated in September (due to the same familiar concerns – supply chains, labor shortages, and persisting inflation), leaving most equity indices with net losses for the third quarter.

Nonetheless, investor sentiment recovered as markets hiked to new highs through most of November 2021. Starting after the Thanksgiving holiday however, the confluence of the new COVID-19 Omicron variant and the needed hawkish pivot from the Federal Reserve resulted in heightened volatility that continued into the third week of December. Equities rebounded to end the year with strong December returns, as data suggested Omicron was a less severe strain of COVID-19, and yearly rebalancing activity buoyed stocks.

PERFORMANCE

For the year ended December 31, 2021, Transamerica American Funds Managed Risk VP, Service Class returned 13.08%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica American Funds Managed Risk VP Blended Benchmark, returned 28.71% and 15.86%, respectively.

STRATEGY REVIEW

Transamerica American Funds Managed Risk VP Portfolio aims to invest most of its assets in the American Funds Insurance Series Asset Allocation fund, a highly diversified portfolio that targets approximately a 60/40 split between equities and bonds, with a primary focus on domestic assets. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™, a dynamic derivatives overlay strategy that aims to manage the Portfolio’s volatility and guard against severe, sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy aims to improve returns during sustained crises but detract from returns during highly volatile recoveries.

The Portfolio underperformed its benchmark by 2.78% during the fiscal year ended December 31, 2021. Having maintained full equity exposure during the rally at the start of the year, the Portfolio was able to participate in market gains as the market reached all-time highs. As the market experienced several drawdowns and elevated volatility in the first quarter, the Portfolio engaged in light hedging on and off to defend against this market environment. The Portfolio outperformed its benchmark by 0.97% for the first quarter, having benefitted from outperformance of the underlying holding relative to the benchmark. Later in the year, the Portfolio again engaged defensive futures positions in mid-May and briefly in December, amidst market drawdowns and rising volatility. Aside from these short periods, the Portfolio maintained full equity exposure the rest of the year. The Portfolio’s underperformance in the last three quarters of the year ended December 31, 2021 is mainly attributable to the underperformance of the underlying fund holdings.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Mixed Allocation Fund	97.9%
Repurchase Agreement	2.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	13.08%	8.44%	6.64%	05/01/2015
S&P 500® (A)	28.71%	18.47%	15.40%
Transamerica American Funds Managed Risk VP Blended Benchmark (A) (B) (C)	15.86%	12.62%	10.55%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica American Funds Managed Risk VP Blended Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% Bloomberg US Aggregate Bond Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 60% S&P 500® and 40% Bloomberg Barclays US Aggregate Bond Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. Investments in lower-rated debt securities present a greater risk to principal and income than investments in higher-quality securities.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,040.70	$4.22	$1,021.10	$4.18	0.82%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
INVESTMENT COMPANY - 97.9%
U.S. Mixed Allocation Fund - 97.9%
American Funds Insurance Series - Asset Allocation Fund	37,251,536	$1,083,274,660

Total Investment Company (Cost $850,218,008)		1,083,274,660

	Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp., 0.00% (A), dated 12/31/2021, to be repurchased at $24,576,206 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.38%, due 12/31/2028, and with a value of $25,067,759.	$24,576,206	24,576,206

Total Repurchase Agreement (Cost $24,576,206)		24,576,206

Total Investments (Cost $874,794,214)		1,107,850,866
Net Other Assets (Liabilities) - (0.1)%		(1,060,530)

Net Assets - 100.0%		$1,106,790,336

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$1,083,274,660	$—	$—	$1,083,274,660
Repurchase Agreement	—	24,576,206	—	24,576,206

Total Investments	$1,083,274,660	$24,576,206	$—	$1,107,850,866

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2021.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Unaffiliated investments, at value (cost $850,218,008)	$1,083,274,660
Repurchase agreement, at value (cost $24,576,206)	24,576,206
Receivables and other assets:
Shares of beneficial interest sold	119,886

Total assets	1,107,970,752

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	24,609
Investment management fees	491,087
Distribution and service fees	231,645
Transfer agent costs	2,398
Trustees, CCO and deferred compensation fees	4,075
Audit and tax fees	20,100
Custody fees	9,010
Legal fees	5,115
Printing and shareholder reports fees	374,704
Other accrued expenses	17,613
Variation margin payable on futures contracts	60

Total liabilities	1,180,416

Net assets	$1,106,790,336

Net assets consist of:
Capital stock ($0.01 par value)	$829,711
Additional paid-in capital	857,973,758
Total distributable earnings (accumulated losses)	247,986,867

Net assets	$1,106,790,336

Shares outstanding	82,971,095

Net asset value and offering price per share	$13.34

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from unaffiliated investments	$23,400,150

Total investment income	23,400,150

Expenses:
Investment management fees	5,790,087
Distribution and service fees	2,731,173
Transfer agent costs	14,869
Trustees, CCO and deferred compensation fees	32,064
Audit and tax fees	29,845
Custody fees	21,926
Legal fees	62,850
Printing and shareholder reports fees	264,403
Other	47,029

Total expenses	8,994,246

Net investment income (loss)	14,405,904

Net realized gain (loss) on:
Unaffiliated investments	26,343,075
Capital gain distributions received from unaffiliated investment companies	29,848,066
Futures contracts	(8,117,495)

Net realized gain (loss)	48,073,646

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	71,483,868
Translation of assets and liabilities denominated in foreign currencies	(700)

Net change in unrealized appreciation (depreciation)	71,483,168

Net realized and change in unrealized gain (loss)	119,556,814

Net increase (decrease) in net assets resulting from operations	$133,962,718

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$14,405,904	$9,620,142
Net realized gain (loss)	48,073,646	(46,877,646)
Net change in unrealized appreciation (depreciation)	71,483,168	83,334,384

Net increase (decrease) in net assets resulting from operations	133,962,718	46,076,880

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(9,565,023)	(42,806,196)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(9,565,023)	(42,806,196)

Capital share transactions:
Proceeds from shares sold	15,852,536	59,488,009
Dividends and/or distributions reinvested	9,565,023	42,806,196
Cost of shares redeemed	(104,262,830)	(60,025,275)

Net increase (decrease) in net assets resulting from capital share transactions	(78,845,271)	42,268,930

Net increase (decrease) in net assets	45,552,424	45,539,614

Net assets:
Beginning of year	1,061,237,912	1,015,698,298

End of year	$1,106,790,336	$1,061,237,912

Capital share transactions - shares:
Shares issued	1,243,288	5,294,993
Shares reinvested	735,771	3,849,478
Shares redeemed	(8,206,447)	(5,262,104)

Net increase (decrease) in shares outstanding	(6,227,388)	3,882,367

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$11.90	$11.91	$10.48	$11.59	$10.18

Investment operations:
Net investment income (loss) (A)	0.17	0.11	0.15	0.17	0.12
Net realized and unrealized gain (loss)	1.38	0.37	1.69	(0.81)	1.37

Total investment operations	1.55	0.48	1.84	(0.64)	1.49

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.14)	(0.14)	(0.10)	(0.07)
Net realized gains	—	(0.35)	(0.27)	(0.37)	(0.01)

Total dividends and/or distributions to shareholders	(0.11)	(0.49)	(0.41)	(0.47)	(0.08)

Net asset value, end of year	$13.34	$11.90	$11.91	$10.48	$11.59

Total return	13.08%	4.29%	17.81%	(5.82)%	14.62%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,106,790	$1,061,238	$1,015,698	$781,007	$703,398
Expenses to average net assets (B)	0.82%	0.84%	0.83%	0.84%	0.82%
Net investment income (loss) to average net assets	1.32%	0.96%	1.37%	1.46%	1.11%
Portfolio turnover rate	—%	9%	2%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Funds Managed Risk VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(26,861)	$(8,090,634)	$—	$—	$(8,117,495)
Total	$—	$(26,861)	$(8,090,634)	$—	$—	$(8,117,495)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts – short	$(2,823,385)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to negative events affecting those issuers.

7. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2021, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
American Funds Insurance Series – Asset Allocation Fund	97.77%

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2 billion	0.53%
Over $2 billion up to $4 billion	0.52
Over $4 billion up to $6 billion	0.50
Over $6 billion up to $8 billion	0.49
Over $8 billion up to $10 billion	0.48
Over $10 billion	0.46

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.85%	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ —	$ 100,268,570

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 878,399,722	$ 229,451,144	$ —	$ 229,451,144

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the capital loss carryforwards utilized are $43,892,251.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 9,565,023	$ —	$ —	$ 12,263,924	$ 30,542,272	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,355,028	$ 4,181,395	$ —	$ —	$ —	$ 229,450,444

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica American Funds Managed Risk VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica American Funds Managed Risk VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica American Funds Managed Risk VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

American Funds
Insurance Series®

Annual report
for the year ended
December 31, 2021

CAPITAL GROUP® | AMERICAN FUNDS®

Investing in global companies for the long term

American Funds Insurance Series, by Capital Group, is

the underlying investment vehicle for many variable

annuities and insurance products. For over 90 years,

Capital Group has invested with a long-term focus

based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

46	Global Growth Fund

50	Global Small Capitalization Fund

58	Growth Fund

65	International Fund

71	New World Fund®

84	Washington Mutual Investors FundSM

89	Capital World Growth and Income Fund®

98	Growth-Income Fund

104	International Growth and Income Fund

110	Capital Income Builder®

125	Asset Allocation Fund

155	Global Balanced Fund

169	The Bond Fund of America®

195	Capital World Bond Fund®

216	American High-Income Trust®

235	American Funds Mortgage Fund®

243	Ultra-Short Bond Fund

245	U.S. Government Securities Fund®

253	Managed Risk Growth Fund

255	Managed Risk International Fund

257	Managed Risk Washington Mutual Investors Fund

259	Managed Risk Growth-Income Fund

261	Managed Risk Asset Allocation Fund

263	Financial statements

Fellow investors:

Global stocks rallied for the third year in a row, rising 18.54% as measured by the MSCI ACWI (All Country World Index).1,2 Market optimism due to massive government stimulus measures and pent-up consumer demand was tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. Energy stocks generated the largest returns, rising more than 40% as oil prices rebounded from the pandemic lows of 2020. Information technology stocks also posted impressive gains, rising nearly 30%. All major sectors enjoyed positive returns but some traditionally defensive sectors, including utilities and consumer staples, trailed significantly behind the overall market gains.

U.S. equities surged as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020, with an increase of 26.67% recorded by the MSCI USA Index.1,3 Strong corporate earnings and accommodative fiscal and monetary policies supported markets with relatively low volatility. Massive stimulus measures helped boost market confidence. A $1.9 trillion coronavirus relief package signed by President Biden in March included direct payments of up to $1,400 to individuals, the extension of an unemployment insurance supplement and an expansion of the child tax credit. Most U.S. fixed income markets were slightly down as investors digested higher inflation and prospects for tighter monetary policy. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%.

European stocks rallied for some of the same reasons, though not as strongly as the U.S. All sectors registered positive gains for the year, supported by pent-up consumer demand and a strong rebound in manufacturing activity. Overall, the MSCI Europe Index rose 16.30%.1,4 Elsewhere among developed markets, Japanese equities lagged developed markets, weighed down by supply chain disruptions and the economic impact of COVID-19. The MSCI Japan Index1,5 rose 1.71% in U.S. dollar terms, held back partly by the weaker yen. The Japanese currency, which declined 10% against the U.S. dollar, lost appeal amid rising yields in the U.S. and Europe.

Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector. Overall, the MSCI Emerging Markets Investable Market Index finished essentially flat for the year.1,6 In China, a government crackdown in the technology, education and online gaming sectors led to a sweeping selloff.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[1]	Source: MSCI.
[2]

The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

[3]	The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market. Results reflect dividends net of withholding taxes.
[4]

MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.

[5]	MSCI Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market results of Japan. Results reflect dividends net of withholding taxes.
[6]

MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure results of the large-, mid-, and small-capitalization segments of more than 20 emerging equity markets. Results reflect dividends net of withholding taxes.

American Funds Insurance Series	1

Meanwhile, China’s economy decelerated amid a broad policy attempt to promote equality and stability, known as common prosperity.

Government bonds declined in the face of soaring inflation. U.S. Treasuries lost more than 2% while investment-grade corporates fell about 1%. Late in the year, central banks around the world started taking steps to tighten monetary policy, including the U.S. Federal Reserve, the European Central Bank and the Bank of England. Meanwhile, high-yield and inflation-protected bonds rallied. The Bloomberg U.S. Corporate Investment Grade Index7,8 lost 1.04% and the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index7,9 gained 5.26%. More broadly, the Bloomberg Global Aggregate Index7,10 was down 4.71%, while the Bloomberg U.S. Aggregate Index7,11 declined 1.54%. The J.P. Morgan Emerging Markets Bond Index – Global12 was down 1.51%.

In foreign exchange markets, a strong U.S. dollar continued to get stronger, particularly as the Fed indicated it might raise interest rates three times in 2022. For the year, the dollar posted significant gains against the euro, the yen and most other currencies.

Looking ahead

The future path for stocks remains difficult to anticipate, as always. Investors are counting on the economic recovery to continue, as vaccines and natural immunity reduce the impact of the coronavirus. Earnings growth will likely remain strong. Investors would also like to see a continuation of supportive fiscal and monetary policies from the government. This latter point has been thrown into question recently, as inflation experienced its largest 12-month increase in decades (nearly 7% as of November 30). In response, the Fed has said it will be as active as necessary to combat inflation that is not transitory, including by raising interest rates numerous times. A moderate rise in rates likely will be digested just fine, but if rates rise too much, we would expect to see a meaningful drop in valuation, particularly among high-multiple growth stocks that have done so well for a number of years now. Given our long investment horizon, we will continue to focus on finding those companies with the best fundamentals and the best risk versus return trade-offs, and remain confident that we will find plenty of attractive securities in this environment. If volatility rises in the coming year, we will remain committed to our process and look for opportunities.

Our time-tested process is based on extensive research, a long-term outlook and close attention to valuation, and has served investors well over time. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro

Co-President

February 14, 2022

[7]	Source: Bloomberg Index Services Ltd.
[8]

Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

[9]	Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[10]	Bloomberg Global Aggregate Index represents the global investment-grade fixed income markets.
[11]	Bloomberg U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[12]

JP Morgan Emerging Markets Bond Index – Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. This waiver will be in effect through at least May 1, 2022, for all funds except International Growth and Income Fund, which will be in effect through at least December 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. The waivers and reimbursements will be in effect through at least May 1, 2022, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series – Washington Mutual Investors FundSM and American Funds Insurance Series – U.S. Government Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund advanced 16.72% for the 12 months ended December 31, 2021, compared with an 18.54% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market gains were tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

Stock selection within the health care sector was the top driver of additive returns. Compared to the index, weightings in information technology sector firms ASML and Microsoft benefitted the fund and were among its top contributors to relative returns. The biggest drag on relative returns was PayPal, also in the information technology sector, where returns lagged the market for the year.

On a geographic basis, stocks of companies domiciled in the Netherlands and Japan were among the top contributors to results, while stocks of companies based in Hong Kong and the United States were among the top detractors.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high quality products and services, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[2]				Lifetime	Gross	Net
		1 year	5 years	10 years	(since April 30, 1997)	expense ratio	expense ratio

	Class 1	16.72%	20.00%	15.95%	11.24%	.55%	.42%
	Class 1A	16.45	19.71	15.67	10.96	.80	.67
	Class 2	16.42	19.70	15.66	10.96	.80	.67
	Class 4	16.14	19.39	15.41	10.70	1.05	.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2022. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 6.98% for the 12 months ended December 31, 2021. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 16.10%.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market gains were tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

Stock selection in the utilities sector contributed the most to relative returns. An investment in health care sector firm GW Pharmaceuticals was among the fund’s top individual contributors over the period, as the stock widely outpaced the broader market. On the downside, health care company Haemonetics lagged the broader market and the fund’s holdings in its stock detracted from returns.

Investments in companies domiciled in India and Taiwan were overall additive to returns, while investments in those domiciled in China and the United States were detractors, overall.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. The fund is supported by an unparalleled global research effort that carefully selects each holding based on careful analysis of companies and substantial interactions with their managements, suppliers and customers. As always, we maintain our commitment to investing for the long term.

6	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[2]				Lifetime	Gross	Net
		1 year	5 years	10 years	(since April 30, 1998)	expense ratio	expense ratio

	Class 1	6.98%	15.74%	12.79%	10.37%	.74%	.65%
	Class 1A	6.73	15.47	12.52	10.10	.99	.90
	Class 2	6.74	15.45	12.51	10.10	.99	.90
	Class 4	6.43	15.16	12.24	9.83	1.24	1.15

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2022. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 22.30% for the 12 months ended December 31, 2021, compared with a 28.71% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. Strong corporate earnings and accommodative fiscal and monetary policies supported markets with relatively low volatility. The energy sector soared nearly 55%, rebounding from a more than 33% decline in 2020. Massive stimulus measures helped boost market confidence. A $1.9 trillion coronavirus relief package signed by President Biden in March included direct payments of up to $1,400 to individuals, the extension of an unemployment insurance supplement and an expansion of the child tax credit.

The fund’s top contributors in relative terms were the consumer discretionary and consumer staples sectors. Investments in Tesla and ASML, both of which outpaced the broader market, were additive to relative results. On the downside, an investment in RingCentral and a lower-than-benchmark position in Nvidia, which outpaced the market, detracted from relative returns.

As both the pandemic and economic growth continue, portfolio managers and analysts are considering whether shortages of supplies and labor will continue to drive both prices and interest rates higher. For growth companies in this environment, the bigger the disconnect between sales and cash flow growth, the more vulnerable the securities. The fund’s managers and research team will continue to appraise this economic environment in search of attractive opportunities for capital appreciation.

8	American Funds Insurance Series

Growth Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[2]				Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio

	Class 1	22.30%	25.75%	20.01%	14.06%	.35%
	Class 1A	21.97	25.45	19.72	13.78	.60
	Class 2	21.97	25.43	19.71	13.78	.60
	Class 3	22.07	25.52	19.80	13.86	.53
	Class 4	21.69	25.12	19.44	13.50	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund declined 1.23% for the 12 months ended December 31, 2021. Its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), gained 7.82%.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market gains were tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

Regarding the fund, investments in the energy and utilities sectors boosted relative returns. Within individual securities, a higher-than-index position in ABN AMRO Bank was additive to returns as the stock outpaced the wider market. On the downside, some investments within the health care and financials sectors hindered relative returns. Among individual securities, Brazilian cloud technology platform StoneCo was a top detractor as its stock lagged the broader market.

Looking ahead, economic growth prospects are strong, particularly in developed markets, despite the continued rise in infection rates of COVID-19 led by the omicron variant. Fund managers note that while emerging markets were hit hard during the pandemic, the worst may be behind them, and economic recovery seems to be progressing well. Counter-balancing optimism for a global economic recovery is the potential for a further rise in inflation, which may dampen the real returns of financial assets. Given this backdrop, the portfolio managers have different views about how to position their portfolios, but as always, within the context of fundamental research behind each decision.

10	American Funds Insurance Series

International Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[2]				Lifetime	Expense
		1 year	5 years	10 years	(since May 1, 1990)	ratio

	Class 1	-1.23%	9.91%	8.40%	8.08%	.55%
	Class 1A	-1.47	9.64	8.14	7.81	.80
	Class 2	-1.49	9.63	8.13	7.81	.80
	Class 3	-1.39	9.71	8.20	7.89	.73
	Class 4	-1.71	9.37	7.88	7.55	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was up 5.16% for the 12 months ended December 31, 2021. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was up 18.54%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), declined by 2.54%.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market optimism was tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

Stock selection within the materials sector was beneficial to the fund. Taiwan-based technology firm Silergy was a top contributor, with its stock sharply outpacing the broader market. On the downside, stock selection within the financials and information technology sectors were the largest detractors from relative returns. Among individual security selection, a position in Brazil-based payments firm PagSeguro was a top detractor.

The fund’s portfolio managers remain focused on companies that could benefit from broader secular trends in emerging markets. These include a mix of faster growing companies in digital-oriented industries and those companies with dominant market positions and pricing power.

12	American Funds Insurance Series

New World Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since June 17, 1999)	expense ratio	expense ratio

	Class 1	5.16%	13.53%	8.94%	8.98%	.74%	.57%
	Class 1A	4.90	13.25	8.67	8.71	.99	.82
	Class 2	4.92	13.25	8.67	8.71	.99	.82
	Class 4	4.63	12.96	8.41	8.44	1.24	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	13

Washington Mutual Investors FundSM

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Washington Mutual Investors Fund gained 28.12% for the 12 months ended December 31, 2021, compared to the 28.71% return of its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. Strong corporate earnings and accommodative fiscal and monetary policies supported markets with relatively low volatility. The energy sector soared nearly 55%, rebounding from a more than 33% decline in 2020. Massive stimulus measures helped boost market confidence. A $1.9 trillion coronavirus relief package signed by President Biden in March included direct payments of up to $1,400 to individuals, the extension of an unemployment insurance supplement and an expansion of the child tax credit.

Regarding the fund, the energy and health care sectors were top contributors to relative returns. Within individual securities, information technology firm Broadcom was additive to results, with a higher-than-index position and returns that outpaced the broader market. On the downside, investments within the materials sector dragged on results. Among individual securities, media company Comcast hindered fund returns as its stock lagged the broader market.

Looking ahead, the fund’s portfolio managers are keeping a close watch on monetary policy, the path of the pandemic, inflation, and the resulting implications for the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Washington Mutual Investors FundSM  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[3]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since July 5, 2001)	expense ratio	expense ratio

	Class 1	28.12%	12.79%	14.04%	7.78%	.42%	.27%
	Class 1A	27.70	12.51	13.76	7.51	.67	.52
	Class 2	27.78	12.50	13.75	7.50	.67	.52
	Class 4	27.51	12.22	13.53	7.27	.92	.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Source: Refinitiv Lipper. Results for the Lipper indexes do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

[3]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	15

Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Growth and Income Fund advanced 15.03% for the 12 months ended December 31, 2021, compared with an 18.54% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market gains were tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

The relative results of the information technology sector benefitted from security selection. Semiconductor and wireless company Broadcom was the top contributor to results, with results that outpaced the broader market. On the downside, some investments in the financials sector hindered returns. A smaller-than-index position in Apple, which had strong returns for the year, dragged on relative results.

On a geographical basis, stocks domiciled in Japan and France contributed the most to relative returns, while holdings in Brazil and India dragged.

Looking ahead, strong economic recovery in developed markets followed by emerging markets is likely to lead to earnings and dividend support for stocks. Many of the companies that held back dividends are either reinstating or increasing payouts given the strong earnings backdrop. Against this optimistic scenario, the market is grappling with the prospect of sharply higher inflation, which could dampen real returns of financial assets. The portfolio managers work closely with the economic research team to keep abreast of developments in inflation and other macro-economic factors. But as ever, each portfolio manager endeavors to build the portfolio based on the fundamentals of each company.

16	American Funds Insurance Series

Capital World Growth and Income Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 1, 2006)	expense ratio	expense ratio

	Class 1	15.03%	13.55%	11.92%	8.11%	.63%	.42%
	Class 1A	14.71	13.30	11.66	7.85	.88	.67
	Class 2	14.78	13.27	11.63	7.84	.88	.67
	Class 4	14.46	12.99	11.39	7.59	1.13	.92

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 24.42% for the 12 months ended December 31, 2021, compared with a 28.71% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. Strong corporate earnings and accommodative fiscal and monetary policies supported markets with relatively low volatility. The energy sector soared nearly 55%, rebounding from a more than 33% decline in 2020. Massive stimulus measures helped boost market confidence. A $1.9 trillion coronavirus relief package signed by President Biden in March included direct payments of up to $1,400 to individuals, the extension of an unemployment insurance supplement and an expansion of the child tax credit.

Regarding the fund, investments in the energy and communication services sectors were additive to the fund’s relative returns. Within individual stock selection, a higher-than-index position in information technology firm Broadcom was a top contributor, as the stock outpaced the broader market.

On the downside, information technology and real estate sector investments were a drag on relative returns. An investment in media firm Comcast hindered results as its shares lagged the broader market over the period.

Looking forward, the fund’s portfolio managers are monitoring several crosscurrents in the investing environment. A further reduction in COVID-19 restrictions would be positive for economic activity in 2022. On the other hand, higher inflation is causing the Fed to plan for interest rate hikes, which might bring additional volatility to equity markets. The fund’s portfolio managers and analysts will look for good investments that could generate superior long term returns for shareholders.

18	American Funds Insurance Series

Growth-Income Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[2]				Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio

	Class 1	24.42%	16.68%	15.70%	11.84%	.29%
	Class 1A	24.08	16.41	15.42	11.57	.54
	Class 2	24.10	16.39	15.42	11.57	.54
	Class 3	24.18	16.48	15.50	11.64	.47
	Class 4	23.80	16.10	15.14	11.29	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund advanced 5.64% for the 12 months ended December 31, 2021, compared with a 7.82% increase in its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market optimism was tempered at times by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

Regarding the fund, stock selection in the consumer discretionary and consumer staples sectors was additive to relative results. Among individual securities, financials firm ING Groep of the Netherlands was a top contributor, thanks to returns that outpaced the broader market. On the downside, stock selection in the industrials and health care sectors detracted from the fund’s relative returns. An investment in Shanghai International Airport, in the industrials sector, dragged on results.

The fund’s portfolio managers follow global economic and geopolitical uncertainties with an aim to preserve value in any potential market correction while preparing to take advantage of buying opportunities as they arise.

20	American Funds Insurance Series

International Growth and Income Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since November 18, 2008)	expense ratio	expense ratio

	Class 1	5.64%	9.02%	7.22%	8.80%	.75%	.53%
	Class 1A	5.39	8.78	6.97	8.54	1.00	.78
	Class 2	5.37	8.76	6.95	8.53	1.00	.78
	Class 4	5.09	8.49	6.72	8.28	1.25	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least December 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, gained 15.31% for the 12 months ended December 31, 2021. During the same period, the index blend of 70%/30% MSCI ACWI (All Country World Index)/Bloomberg U.S. Aggregate Index1 gained 12.25%. The MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), gained 18.54%. The Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, declined 1.54%. The Lipper Global Equity Income Funds Average, 4 a measure of similar funds, was up 16.79%.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market optimism was at times tempered by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

U.S. fixed income markets were mixed as investors digested higher inflation and prospects for tighter monetary policy. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%. Within corporate credit, spreads on high-yield and investment-grade bonds tightened 77 bps and 4 bps, respectively.

In the equity portfolio, the top contributors in relative terms were the consumer discretionary and energy sectors. A higher-than-benchmark position in semiconductor and wireless company Broadcom was a top contributor to relative returns. On the downside, the utilities sector dragged on relative returns. Among the fund’s top individual detractors was its investment in health care firm Amgen, which lagged the broader market.

The fund’s fixed income portfolio added to relative returns, due primarily to duration, sector positioning and security selection.

The fund’s portfolio managers believe there will be ongoing progress toward a post-pandemic reality, despite the emergence of new variants, that will tend toward a normalization of monetary policies. Within this environment and the divergence in performance between the U.S. and global markets, the fund remains well positioned to use its geographic flexibility to pursue opportunities around the world. We believe the fund’s holdings should continue to benefit from the uptick in inflationary pressure, thanks to its exposure to energy and resource stocks. Against this backdrop, we remain loyal to the fund’s objective and optimistic about the dividend-paying companies with growing dividends we have selected for this portfolio through fundamental, bottom-up security selection.

22	American Funds Insurance Series

Capital Income Builder®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[5]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2014)	expense ratio	expense ratio

	Class 1	15.31%	8.53%	5.89%	.52%	.27%
	Class 1A	14.95	8.25	5.62	.77	.52
	Class 2	14.94	8.26	5.71	.77	.52
	Class 4	14.68	7.97	5.36	1.02	.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

¹Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.

[2]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[3]Source: Bloomberg Index Services Ltd.

[4]Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

[5]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 15.40% for the 12 months ended December 31, 2021. During the same period, the index blend of 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index1 gained 15.86%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was up 28.71%, while the Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, declined by 1.54%.

U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. Strong corporate earnings and accommodative fiscal and monetary policies supported markets with relatively low volatility. The energy sector soared nearly 55%, rebounding from a more than 33% decline in 2020. Massive stimulus measures helped boost market confidence. A $1.9 trillion coronavirus relief package signed by President Biden in March included direct payments of up to $1,400 to individuals, the extension of an unemployment insurance supplement and an expansion of the child tax credit.

U.S. fixed income markets were mixed as investors digested higher inflation and prospects for tighter monetary policy. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%. Within corporate credit, spreads on high-yield and investment-grade bonds tightened 77 bps and 4 bps, respectively.

Investments in the financials sector were additive to returns. Positions in Broadcom and ASML, in the information technology sector, were top contributors to relative results with returns that outpaced the general market. On the downside, stock selection in the health care sector dragged on returns, while a smaller-than-index position in Alphabet detracted from relative returns.

The fund’s fixed income investments were additive to relative returns due to sector positioning and security selection.

As ever, the portfolio managers are focused on finding outstanding long-term investment opportunities wherever they are. Perhaps more than ever before given the myriad challenges of the pandemic, Capital’s extensive and in-depth research capabilities help provide multi-faceted and high-quality perspectives on what we believe is happening at the company and industry level.

24	American Funds Insurance Series

Asset Allocation Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[4]
					Lifetime	Expense
		1 year	5 years	10 years	(since August 1, 1989)	ratio

	Class 1	15.40%	11.99%	11.60%	8.96%	.30%
	Class 1A	15.13	11.73	11.33	8.69	.55
	Class 2	15.10	11.71	11.33	8.69	.55
	Class 3	15.22	11.79	11.41	8.77	.48
	Class 4	14.84	11.43	11.10	8.43	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]  Data sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. The 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[2]  Source: S&P Dow Jones Indices LLC.

[3]  Source: Bloomberg Index Services Ltd.

[4]  Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund gained 11.05% for the 12 months ended December 31, 2021. During the same period, the index blend of 60%/40% MSCI ACWI (All Country World Index)/Bloomberg Global Aggregate Index1 gained 8.78%. The MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), increased 18.54%, while the Bloomberg Global Aggregate Index,3 a measure of global investment-grade bonds (rated BBB/Baa and above), declined 4.71%.

Global stocks rallied for the third year in a row, boosted by massive government stimulus measures and pent-up consumer demand. Market optimism was at times tempered by worries about rising inflation, higher interest rates and the spread of coronavirus variants. U.S. equities surged to new record highs as the COVID-19 vaccine rollout helped businesses and the economy rebound from lockdowns in 2020. European stocks rallied as widespread vaccine rollouts and massive government stimulus measures helped lift the eurozone economy out of a pandemic-induced downturn. Emerging markets stocks posted their weakest return since 2018, undercut by China’s economic slowdown and increased government intervention in the private sector.

Government bonds declined in the face of soaring inflation. U.S. Treasuries lost more than 2% while investment-grade corporates fell about 1%. Late in the year, central banks around the world started taking steps to tighten monetary policy, including the U.S. Federal Reserve, the European Central Bank and the Bank of England. Meanwhile, high-yield and inflation-protected bonds rallied.

In the fund’s equity portfolio, stock selection in the consumer discretionary sector was additive to relative results. Investments in information technology firms ASML and Broadcom were top contributors to results. On the downside, stock selection in the financials sector detracted from relative returns. An investment in Brazil-based payments company PagSeguro was a drag on results.

The fund’s fixed income investments detracted from relative returns overall, with currency hedging and duration positioning the primary factors. Within the fixed income portfolio, sector positioning and unhedged currency were additive to relative returns.

Global supply chain issues, the rising interest rate environment and the diminishing potential for further U.S. fiscal stimulus are among the issues fund managers are monitoring. In this environment, we continue to focus on global research and stock-by-stock, bottom-up fundamental analysis.

26	American Funds Insurance Series

Global Balanced Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[4]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 2, 2011)	expense ratio	expense ratio

	Class 1	11.05%	10.86%	8.44%	7.28%	.73%	.51%
	Class 1A	10.83	10.64	8.19	7.04	.98	.76
	Class 2	10.79	10.59	8.16	7.01	.98	.76
	Class 4	10.46	10.31	8.02	6.85	1.23	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2022. This waiver will be in effect through at least May 1, 2023. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[2] Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.

[3] Source: Bloomberg Index Services Ltd.

[4] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	27

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The Bond Fund of America declined 0.14% for the 12 months ended December 31, 2021. In comparison, the fund’s benchmark, the Bloomberg U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, declined 1.54%.

Fixed income markets were mixed as investors confronted higher inflation and prospects for tighter monetary policy. Global supply chain disruptions contributed to the fastest inflation rate since 1982, with the Consumer Price Index climbing 6.8% over the previous year in November. Excluding food and energy, core inflation was 4.9%. At its December meeting, the Federal Reserve noted that it expected to raise rates three times in 2022, an increase from its March meeting when it indicated no hikes were likely through at least 2023. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%. Within corporate credit, spreads on high-yield and investment-grade bonds tightened 77 bps and 4 bps, respectively.

Over the period, the largest contributions to relative results came from sector selection followed by security selection and duration positioning. Within sector selection, positions in Treasury Inflation Protected Securities (TIPS) and a modest position in high yield bonds helped relative results. Duration and curve positioning within MBS were detractors over the period.

Portfolio managers have begun reducing risk by upgrading the credit quality and improving the liquidity of the portfolio. This will enable managers to take advantage of future volatility by purchasing bonds when prices look more attractive at that time. Yields have moved higher in anticipation of the Federal Reserve hiking interest rates in the face of high inflation. If yields continue to move higher beyond what managers believe is a reasonable expectation for Fed hikes, managers will likely increase the portfolios’ interest rate exposure.

Managers expect the U.S. economy to maintain momentum on the back of strong consumer spending and business investment, even amid elevated inflation and the prospect of the Fed raising interest rates early in 2022. Although the portfolio is currently positioned toward further economic growth, managers anticipate a high level of uncertainty and a rise in market volatility over the coming year. As such, careful, research-driven security selection will continue to be an important driver of future investment results.

28	American Funds Insurance Series

The Bond Fund of America®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since January 2, 1996)	expense ratio	expense ratio

	Class 1	-0.14%	4.49%	3.52%	4.73%	.40%	.20%
	Class 1A	-0.36	4.25	3.27	4.47	.65	.45
	Class 2	-0.31	4.25	3.27	4.47	.65	.45
	Class 4	-0.59	3.96	3.02	4.21	.90	.70

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund declined 4.73% for the 12 months ended December 31, 2021. This is compared to the fund’s benchmark, the Bloomberg Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above) and was down 4.71%.

Government bonds declined in the face of soaring inflation. U.S. Treasuries lost more than 2% while investment-grade corporates fell about 1%. Late in the year, central banks around the world started taking steps to tighten monetary policy, including the U.S. Federal Reserve, the European Central Bank and the Bank of England. Meanwhile, high-yield and inflation-protected bonds rallied.

Sector and security selection contributed positively to the fund’s relative returns over the period. Government bonds from Japan and France were among the top individual contributors to returns, while a holding in Danish mortgage-backed securities was a top detractor.

As growth in the U.S. moderates, the fund’s portfolio managers will seek to identify long-term investments around the world such as in emerging markets where sovereign, corporate and high-yield debt may present opportunities. Given the fund’s core objective is to provide a high-level of total return over the long term, the fund’s portfolio managers will maintain a cautious approach to investing in different sectors of the bond market, such as high-yield debt.

30	American Funds Insurance Series

Capital World Bond Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[3]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since October 4, 2006)	expense ratio	expense ratio

	Class 1	-4.73%	3.74%	2.32%	3.85%	.60%	.50%
	Class 1A	-4.88	3.53	2.09	3.61	.85	.75
	Class 2[4]	-4.92	3.49	2.07	3.60	.85	.75
	Class 4	-5.18	3.24	1.85	3.37	1.10	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Source: Refinitiv Lipper. Results for the Lipper indexes do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

[3]Periods greater than one year are annualized.

[4]Capital  World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	31

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American High-Income Trust gained 8.74% for the 12 months ended December 31, 2021. In comparison, the fund’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, gained 5.26%.

Fixed income markets were mixed as investors confronted higher inflation and prospects for tighter monetary policy. Global supply chain disruptions contributed to the fastest inflation rate since 1982, with the Consumer Price Index climbing 6.8% over the previous year in November. Excluding food and energy, core inflation was 4.9%. At its December meeting, the Federal Reserve noted that it expected to raise rates three times in 2022, an increase from its March meeting when it indicated no hikes were likely through at least 2023. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%. Within corporate credit, spreads on high-yield and investment-grade bonds tightened 77 bps and 4 bps, respectively.

Regarding the fund, security selection contributed positively to relative returns over the period. In particular, security selection within the energy and consumer sectors were additive to results. Conversely, investments within electric utilities detracted from relative returns.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high-yield market and that fiscal and monetary support prompted by the pandemic — combined with synchronous global growth as economies gradually reopen — will help mitigate adverse impacts of the pandemic. We continue to monitor these themes and believe that high-yield bonds will be supported by stronger economic growth and low real interest rates.

32	American Funds Insurance Series

American High-Income Trust®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[3]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since February 8,1984)	expense ratio	expense ratio

	Class 1	8.74%	6.86%	6.49%	8.66%	.52%	.30%
	Class 1A	8.42	6.62	6.23	8.39	.77	.55
	Class 2	8.42	6.58	6.23	8.38	.77	.55
	Class 3	8.60	6.67	6.30	8.46	.70	.48
	Class 4	8.18	6.32	6.01	8.13	1.02	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Source: Refinitiv Lipper. Results for the Lipper averages do not reflect sales charges. Lipper averages track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

[3]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund declined 0.32% for the 12 months ended December 31, 2021, while the Bloomberg U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, declined 1.04%.

Fixed income markets were mixed as investors confronted higher inflation and prospects for tighter monetary policy. Global supply chain disruptions contributed to the fastest inflation rate since 1982, with the Consumer Price Index climbing 6.8% over the previous year in November. Excluding food and energy, core inflation was 4.9%. At its December meeting, the Federal Reserve noted that it expected to raise rates three times in 2022, an increase from its March meeting when it indicated no hikes were likely through at least 2023. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%. Within corporate credit, spreads on high-yield and investment-grade bonds tightened 77 bps and 4 bps, respectively.

Duration positioning and sector selection contributed to the fund’s relative returns over the period. In particular, the fund benefited from a lower duration than the benchmark, which more than offset losses due to the fund’s relative curve position. In addition, the fund benefitted from a lower-than-benchmark weighting in mortgages and U.S. Treasury Inflation Protected Securities (TIPS).

The portfolio managers remain focused on meeting the fund’s core objectives of providing current income and protecting capital. A series of rate hikes are expected to start in early 2022, as the Fed will want to restrain the inflationary dynamics currently building in the economy. In addition, the Fed will complete its quantitative easing purchase program in 2022 and will likely soon begin shrinking its balance sheet by allowing some of its mortgages and Treasuries to mature without replacement via reinvestment. The fund is positioned conservatively as the combination of rate hikes and a shrinking Fed balance sheet may be very disruptive to markets. More attractive valuations for mortgage investments are expected to emerge going forward amid a transition from our extended period of extremely low volatility to a more normal period of economic and asset price uncertainty.

34	American Funds Insurance Series

American Funds Mortgage Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 2, 2011)	expense ratio	expense ratio

	Class 1	-0.32%	2.76%	2.50%	2.79%	.49%	.26%
	Class 1A	-0.47	2.53	2.25	2.54	.74	.51
	Class 2	-0.57	2.51	2.25	2.54	.74	.51
	Class 4	-0.78	2.25	2.04	2.33	.99	.76

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund declined 0.35% for the 12 months ended December 31, 2021, compared with a 0.10% rise in the Bloomberg Short-Term Government/Corporate Index,1 which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector. With a focus on capital preservation and liquidity, the fund continues to be managed in a relatively conservative manner compared to the above-described index.

As a consequence of the conservative orientation of the fund, it typically invests in both shorter duration and higher quality securities relative to the index. Against the backdrop of the low interest rate environment that persisted throughout 2021, particularly in the front end of the U.S. government yield curve, the fund’s relatively shorter duration and higher quality investments, compared with the index, impacted its relative results.

Short-term interest rates are near zero and have been since the Federal Reserve cut rates in March 2020. The current low interest rate environment may persist, as uncertainty regarding the coronavirus continues even with positive news on the vaccine front.

36	American Funds Insurance Series

Ultra-Short Bond Fund  (continued)

Total returns based on a $1,000 investment	For periods ended December 31, 2021[2]
					Lifetime	Net
		1 year	5 years	10 years	(since February 8, 1984)	expense ratio

	Class 1	-0.35%	0.82%	0.33%	3.21%	.37%
	Class 1A	-0.27	0.84	0.21	2.99	.62
	Class 2	-0.55	0.58	0.08	2.96	.62
	Class 3	-0.45	0.67	0.15	3.03	.55
	Class 4	-0.72	0.34	-0.09	2.72	.87

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: Bloomberg Index Services Ltd.

[2]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s	Commercial paper	68.9%
assets were	U.S. Treasury bills	17.7
invested as of	Federal agency bills & notes	11.3
December 31, 2021	Other assets less liabilities	2.1

	Total	100.0%

American Funds Insurance Series	37

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government Securities Fund declined 0.44% for the 12 months ended December 31, 2021, while the Bloomberg U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, was down 1.77%.

Fixed income markets were mixed as investors confronted higher inflation and prospects for tighter monetary policy. Global supply chain disruptions contributed to the fastest inflation rate since 1982, with the Consumer Price Index climbing 6.8% over the previous year in November. Excluding food and energy, core inflation was 4.9%. At its December meeting, the Federal Reserve noted that it expected to raise rates three times in 2022, an increase from its March meeting when it indicated no hikes were likely through at least 2023. The 10-year U.S. Treasury yield increased 59 basis points to 1.51%. Within corporate credit, spreads on high-yield and investment-grade bonds tightened 77 bps and 4 bps, respectively.

Duration positioning and sector selection contributed to the fund’s relative returns over the period. In particular, the fund benefited from a lower duration than the benchmark which more than offset losses due to the fund’s curve position. In addition, the fund benefitted from its position in U.S. Treasury Inflation Protected Securities (TIPS) and a lower-than-benchmark weighting in mortgages.

A series of rate hikes are expected to start in early 2022, as the Fed will want to restrain the inflationary dynamics currently building in the economy. In addition, the Fed will complete its quantitative easing purchase program in 2022 and will likely soon begin shrinking its balance sheet by allowing some of its mortgages and Treasuries to mature without replacement via reinvestment. The fund is positioned conservatively as the combination of rate hikes and a shrinking Fed balance sheet may be very disruptive to markets. More attractive valuations for Treasury and mortgage investments are expected to emerge going forward amid a transition from our extended period of extremely low volatility to a more normal period of economic and asset price uncertainty.

38	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[2]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since December 2, 1985)	expense ratio	expense ratio

	Class 1	-0.44%	3.55%	2.55%	5.65%	.40%	.22%
	Class 1A	-0.65	3.32	2.31	5.39	.65	.47
	Class 2	-0.62	3.30	2.29	5.39	.65	.47
	Class 3	-0.62	3.37	2.37	5.46	.58	.40
	Class 4	-0.88	3.04	2.08	5.14	.90	.72

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
	[1] Source: Bloomberg Index Services Ltd. [2] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2021

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 13.08% for the 12 months ended December 31, 2021. S&P 500 Managed Risk Index

– Moderate Aggressive1 was up 20.66%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 28.71%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments in consumer discretionary and consumer staples sectors were top contributors to relative returns, while stock selection in the information technology and communication services sectors detracted. The return of the underlying The Bond Fund of America detracted from relative returns.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	13.08%	18.19%	12.70%	.74%	.69%
	Class P2	12.89	17.90	12.38	.99	.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2] Source: S&P Dow Jones Indices LLC.

[3] Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 3.92% for the 12 months ended December 31, 2021, compared to the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which rose 8.67%. The MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), increased 7.82%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investments in the energy sector were the top contributor to relative returns. Stock selection in the financials and health care sectors detracted from relative results, as did the return of the underlying The Bond Fund of America.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	-3.92%	6.31%	2.91%	.95%	.87%
	Class P2	-4.13	5.95	2.55	1.20	1.12

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2] Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

[3] Periods greater than one year are annualized.

	Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 17.46% for the 12 months ended December 31, 2021. S&P 500 Managed Risk Index – Moderate1 gained 17.71%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 28.71%

The fund pursues its objective by investing in shares of American Funds Insurance Series – Washington Mutual Investors FundSM and American Funds Insurance Series – U.S. Government Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Washington Mutual Investors Fund’s investments in the energy sector were the top contributor to relative returns due to their higher-than-index position. Investments in the health care sector were also additive, while stock selection in the materials sector detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	17.46%	7.37%	7.27%	.73%	.68%
	Class P2	17.11	7.01	6.91	.98	.93

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2] Source: S&P Dow Jones Indices LLC.

[3] Periods greater than one year are annualized.

	Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 15.32% for the 12 months ended December 31, 2021, compared to the S&P 500 Managed Risk Index – Moderate,1 which rose 17.71%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 28.71%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments in the energy sector were the top contributor to relative returns. Investments in the communication services sector also were a top contributor due to their higher-than-benchmark position, while the information technology and real estate sectors detracted from results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[3]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	15.32%	12.35%	9.78%	.68%	.63%
	Class P2	15.05%	12.08%	9.47%	.93	.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2] Source: S&P Dow Jones Indices LLC.

[3] Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 12.82% for the 12 months ended December 31, 2021. S&P 500 Managed Risk Index – Moderate Conservative1 was up 15.01%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 28.71%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investments in the financials sector were additive to relative returns due to their higher-than-benchmark position and stock selection, while stock selection in the health care and information technology sectors detracted. On a country level, the fund’s investments in the Netherlands were additive to relative returns.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2021[4]
				Lifetime	Gross	Net
		1 year	5 years	(since September 28, 2012)	expense ratio	expense ratio

	Class P1	12.82%	9.21%	8.30%	.70%	.65%
	Class P2	12.50	8.94	8.04	.95	.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2022 (unaudited). Refer to the Financial Highlights table in this report for details.

	Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2] Source: S&P Dow Jones Indices LLC.

[3] Source: Bloomberg Index Services Ltd.

[4] Periods greater than one year are annualized.

	Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Investment portfolio December 31, 2021

Common stocks 92.85%		Shares	Value (000)
Information technology 31.97%	ASML Holding NV	548,945	$ 441,669
	ASML Holding NV (New York registered) (ADR)	280,900	223,636
	Microsoft Corp.	1,862,700	626,462
	Taiwan Semiconductor Manufacturing Company, Ltd.	23,830,000	529,709
	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	140,000	16,843
	Adyen NV1	61,300	161,320
	PayPal Holdings, Inc.[1]	846,600	159,652
	Broadcom, Inc.	154,665	102,916
	Applied Materials, Inc.	520,137	81,849
	Adobe, Inc.[1]	135,000	76,553
	MongoDB, Inc., Class A1	139,000	73,580
	Amphenol Corp., Class A	747,000	65,333
	EPAM Systems, Inc.[1]	97,100	64,906
	Samsung Electronics Co., Ltd.	785,100	51,713
	Fiserv, Inc.[1]	465,403	48,304
	Hexagon AB, Class B	2,920,500	46,428
	Keyence Corp.	71,000	44,613
	Zendesk, Inc.[1]	419,500	43,750
	Advanced Micro Devices, Inc.[1]	272,800	39,256
	PagSeguro Digital, Ltd., Class A1	1,094,000	28,685
	Mastercard, Inc., Class A	62,500	22,457
	NVIDIA Corp.	67,000	19,705
	Shopify, Inc., Class A, subordinate voting shares[1]	14,000	19,283
	DocuSign, Inc.[1]	106,750	16,259
	Visa, Inc., Class A	70,197	15,212
	Network International Holdings PLC[1]	3,731,800	14,760
	Amadeus IT Group SA, Class A, non-registered shares[1]	177,201	12,032
	Sinch AB1	894,000	11,387
	Worldline SA, non-registered shares[1]	146,850	8,194

			3,066,466

Consumer discretionary 18.19%	Amazon.com, Inc.[1]	131,000	436,799
	Chipotle Mexican Grill, Inc.[1]	139,400	243,706
	LVMH Moët Hennessy-Louis Vuitton SE	158,900	131,520
	Floor & Decor Holdings, Inc., Class A1	914,698	118,920
	Domino’s Pizza, Inc.	196,700	111,004
	NIKE, Inc., Class B	400,000	66,668
	Prosus NV, Class N	760,993	63,706
	Booking Holdings, Inc.[1]	24,600	59,021
	Renault SA1	1,688,781	58,728
	D’Ieteren Group[1]	226,000	44,153
	Compagnie Financière Richemont SA, Class A	291,500	43,811
	Home Depot, Inc.	92,275	38,295
	Domino’s Pizza Enterprises, Ltd.	430,000	36,925
	Xpeng, Inc., Class A (ADR)[1]	671,711	33,807
	Coupang, Inc., Class A1	1,106,454	32,508
	MercadoLibre, Inc.[1]	21,200	28,586
	IDP Education, Ltd.	1,028,700	25,933
	Melco Resorts & Entertainment, Ltd. (ADR)[1]	2,127,000	21,653
	Stellantis NV	1,096,000	20,811
	EssilorLuxottica	94,200	20,081
	Evolution AB	140,000	19,927
	YUM! Brands, Inc.	120,000	16,663
	Moncler SpA	217,370	15,843
	Entain PLC[1]	665,250	15,155
	MGM China Holdings, Ltd.[1]	19,792,000	12,006
	Wynn Macau, Ltd.[1,2]	14,070,000	11,494
	Arrival Group[1,2]	1,253,000	9,297
	Farfetch, Ltd., Class A1	223,000	7,455

			1,744,475

46	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)		Shares	Value (000)
Health care 12.78%	DexCom, Inc.[1]	253,000	$ 135,848
	UnitedHealth Group, Inc.	259,600	130,356
	Mettler-Toledo International, Inc.[1]	65,000	110,319
	Pfizer, Inc.	1,479,000	87,335
	AstraZeneca PLC	646,300	75,915
	Cigna Corp.	330,319	75,851
	Regeneron Pharmaceuticals, Inc.[1]	95,036	60,017
	Tandem Diabetes Care, Inc.[1]	379,084	57,060
	Fisher & Paykel Healthcare Corp., Ltd.	2,188,000	49,093
	Merck & Co., Inc.	620,000	47,517
	CVS Health Corp.	371,000	38,272
	Danaher Corp.	97,700	32,144
	Silk Road Medical, Inc.[1]	702,000	29,912
	Zoetis, Inc., Class A	116,300	28,381
	NovoCure, Ltd.[1]	340,000	25,527
	Eli Lilly and Company	87,100	24,059
	Catalent, Inc.[1]	175,900	22,520
	Dechra Pharmaceuticals PLC	283,000	20,398
	Humana, Inc.	43,000	19,946
	Bayer AG	363,860	19,470
	Virbac SA1	37,800	18,269
	Genus PLC	270,000	18,046
	Coloplast A/S, Class B	93,950	16,555
	Bachem Holding AG, Class B	20,300	15,951
	Olympus Corp.	665,800	15,335
	Novartis AG	165,600	14,590
	Sanofi	135,000	13,615
	Vertex Pharmaceuticals, Inc.[1]	49,500	10,870
	Rede D’Or Sao Luiz SA	1,073,663	8,641
	Organon & Co.	62,000	1,888
	Viatris, Inc.	110,678	1,497
	Zai Lab, Ltd. (ADR)[1]	9,000	566

			1,225,763

Financials 8.56%	Tradeweb Markets, Inc., Class A	1,685,360	168,772
	AIA Group, Ltd.	10,109,600	101,906
	Kotak Mahindra Bank, Ltd.	2,915,200	70,437
	JPMorgan Chase & Co.	426,800	67,584
	Allfunds Group PLC[1]	2,890,300	56,914
	AXA SA	1,692,893	50,468
	Société Générale	1,011,450	34,782
	Prudential PLC	1,773,082	30,587
	Citigroup, Inc.	497,600	30,050
	Moscow Exchange MICEX-RTS PJSC	12,640,000	25,786
	Ping An Insurance (Group) Company of China, Ltd., Class H	3,254,000	23,432
	BlackRock, Inc.	23,900	21,882
	HDFC Life Insurance Company, Ltd.	2,289,515	20,006
	QBE Insurance Group, Ltd.	2,013,000	16,623
	Aon PLC, Class A	55,000	16,531
	Bank of America Corp.	355,100	15,798
	CME Group, Inc., Class A	69,087	15,784
	FinecoBank SpA	893,000	15,692
	Banco Santander, SA	4,347,024	14,553
	Macquarie Group, Ltd.	95,800	14,316
	Lufax Holding, Ltd. (ADR)[1]	966,000	5,439
	Jackson Financial, Inc., Class A2	44,327	1,854
	DBS Group Holdings, Ltd.	57,700	1,398

			820,594

American Funds Insurance Series	47

Global Growth Fund   (continued)

Common stocks (continued)		Shares	Value (000)
Communication services 7.95%	Alphabet, Inc., Class A1	95,500	$ 276,667
	Alphabet, Inc., Class C1	63,852	184,762
	Meta Platforms, Inc., Class A1	680,130	228,762
	Sea, Ltd., Class A (ADR)[1]	153,951	34,440
	Tencent Holdings, Ltd.	314,000	18,395
	Altice USA, Inc., Class A1	751,200	12,154
	Bumble, Inc., Class A1	217,500	7,365

			762,545

Consumer staples 6.12%	Kweichow Moutai Co., Ltd., Class A	340,909	109,654
	British American Tobacco PLC	2,585,800	95,673
	Philip Morris International, Inc.	919,500	87,352
	Ocado Group PLC[1]	2,881,000	65,435
	Keurig Dr Pepper, Inc.	1,624,000	59,861
	Altria Group, Inc.	1,248,500	59,166
	Nestlé SA	335,100	46,867
	Costco Wholesale Corp.	39,170	22,237
	Associated British Foods PLC	789,876	21,468
	Monster Beverage Corp.[1]	204,000	19,592

			587,305

Industrials 3.33%	DSV A/S	201,000	47,003
	NIBE Industrier AB, Class B	2,740,000	41,466
	Airbus SE, non-registered shares[1]	288,300	36,880
	Alliance Global Group, Inc.	156,400,700	36,192
	MTU Aero Engines AG	167,000	34,109
	GT Capital Holdings, Inc.	2,454,611	25,994
	Carrier Global Corp.	370,900	20,117
	Safran SA	164,000	20,102
	Nidec Corp.	143,000	16,807
	SMC Corp.	22,500	15,177
	General Electric Co.	157,500	14,879
	Boeing Company[1]	51,300	10,328

			319,054

Materials 2.12%	Sherwin-Williams Company	456,200	160,655
	Koninklijke DSM NV	98,100	22,114
	Shin-Etsu Chemical Co., Ltd.	119,500	20,694

			203,463

Energy 1.38%	Reliance Industries, Ltd.	1,601,273	51,013
	Gazprom PJSC (ADR)	4,173,000	38,558
	LUKOIL Oil Co. PJSC (ADR)	246,300	22,044
	BP PLC	4,635,000	20,735

			132,350

Real estate 0.45%	Goodman Logistics (HK), Ltd. REIT	1,206,000	23,252
	Country Garden Services Holdings Co., Ltd.	3,236,700	19,385

			42,637

	Total common stocks (cost: $4,332,233,000)		8,904,652

Preferred securities 3.26%
Health care 2.55%	Sartorius AG, nonvoting non-registered preferred shares	360,500	244,287

48	American Funds Insurance Series

Global Growth Fund (continued)

Preferred securities (continued)		Shares	Value (000)
Information technology 0.71%	Samsung Electronics Co., Ltd., nonvoting preferred shares	1,146,000	$68,640

	Total preferred securities (cost: $62,820,000)		312,927

Short-term securities 3.97%

Money market investments 3.93%
	Capital Group Central Cash Fund 0.09%[3,4]	3,766,759	376,714

Money market investments purchased with collateral from securities on loan 0.04%
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[3,5]	1,917,175	1,918
	Capital Group Central Cash Fund 0.09%[3,4,5]	18,078	1,808
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[3,5]	129,139	129

			3,855

	Total short-term securities (cost: $380,523,000)		380,569

	Total investment securities 100.08% (cost: $4,775,576,000)		9,598,148
	Other assets less liabilities (0.08)%		(7,568)

	Net assets 100.00%		$9,590,580

Investments in affiliates[4]

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)

Short-term securities 3.95%
Money market investments 3.93%
Capital Group Central Cash Fund 0.09%[3]	$125,696	$1,410,174	$1,159,165	$(19)	$28	$376,714	$229

Money market investments purchased with collateral from securities on loan 0.02%
Capital Group Central Cash Fund 0.09%[3,5]	—	1,8086				1,808	—	[7]

Total short-term securities						378,522

Total 3.95%				$(19)	$28	$378,522	$229

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $4,822,000, which represented ..05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Rate represents the seven-day yield at 12/31/2021.
[4]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	49

Global Small Capitalization Fund

Investment portfolio December 31, 2021

Common stocks 88.86%		Shares	Value (000)
Information technology 24.38%	Wolfspeed, Inc.[1]	1,031,556	$ 115,297
	Ceridian HCM Holding, Inc.[1]	629,935	65,803
	eMemory Technology, Inc.	750,080	59,373
	PAR Technology Corp.[1,2]	952,404	50,259
	Tanla Platforms, Ltd.	1,477,291	37,426
	AvidXchange Holdings, Inc.[1,3,4]	1,971,456	27,612
	AvidXchange Holdings, Inc.[1]	590,695	8,896
	Net One Systems Co., Ltd.	1,245,156	33,556
	Silergy Corp.	183,240	33,281
	Nordic Semiconductor ASA[1]	929,291	31,404
	Qorvo, Inc.[1]	181,818	28,435
	BE Semiconductor Industries NV	315,433	26,941
	SUMCO Corp.	1,299,500	26,537
	Smartsheet, Inc., Class A1	337,600	26,147
	Kingdee International Software Group Co., Ltd.[1]	7,717,074	23,752
	Gitlab, Inc., Class B1,3,4	297,916	23,586
	ON Semiconductor Corp.[1]	320,000	21,734
	Olo, Inc., Class A1,2	1,020,670	21,240
	Appfolio, Inc., Class A1	169,421	20,510
	ALTEN SA, non-registered shares	113,108	20,411
	MACOM Technology Solutions Holdings, Inc.[1]	260,000	20,358
	Globant SA1	64,640	20,303
	Rapid7, Inc.[1]	171,050	20,131
	Silicon Laboratories, Inc.[1]	95,000	19,610
	SHIFT, Inc.[1]	93,300	19,353
	Avalara, Inc.[1]	149,119	19,253
	Pegasystems, Inc.	169,591	18,964
	Euronet Worldwide, Inc.[1]	125,000	14,896
	Aspen Technology, Inc.[1]	93,100	14,170
	Keywords Studios PLC	342,640	13,644
	SINBON Electronics Co., Ltd.	1,271,000	13,047
	Asana, Inc., Class A1	174,770	13,029
	SimCorp AS	116,662	12,766
	Expensify, Inc., Class A1,2	288,328	12,686
	MongoDB, Inc., Class A1	23,300	12,334
	Extreme Networks, Inc.[1]	756,678	11,880
	INFICON Holding AG	7,397	10,862
	GlobalWafers Co., Ltd.	311,000	9,982
	OVH Groupe SAS[1]	343,236	9,926
	Network International Holdings PLC[1]	2,494,284	9,865
	Cognex Corp.	116,600	9,067
	Truecaller AB, Class B1,2	677,076	8,527
	Unimicron Technology Corp.	1,016,007	8,483
	Bentley Systems, Inc., Class B	173,643	8,392
	Digital Turbine, Inc.[1]	136,600	8,331
	Anaplan, Inc.[1]	163,300	7,487
	Hennge KK1,2	424,400	7,150
	Megaport, Ltd.[1]	500,000	6,752
	Okta, Inc., Class A1	25,463	5,708
	Linklogis, Inc., Class B1	5,923,115	5,545
	JFrog, Ltd.[1]	157,869	4,689
	CCC Intelligent Solutions Holdings, Inc.[1]	404,700	4,610
	Appier Group, Inc.[1]	385,200	4,464
	Semtech Corp.[1]	50,000	4,446
	Softcat PLC	152,430	3,722
	OneConnect Financial Technology Co., Ltd. (ADR)[1,2]	1,479,104	3,653
	BigCommerce Holdings, Inc., Series 1[1]	90,000	3,183
	Alkami Technology, Inc.[1]	156,207	3,134
	Bechtle AG, non-registered shares	40,587	2,908

50	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Information technology (continued)	Cvent Holding Corp.[1,3,4]	344,800	$ 2,676
	Copperleaf Technologies, Inc.[1]	119,300	2,249
	Yotpo, Ltd.[1,3,4,5,6]	678,736	1,493

			1,115,928

Consumer discretionary 15.82%	Mattel, Inc.[1]	2,100,069	45,277
	Wyndham Hotels & Resorts, Inc.	486,436	43,609
	Lands’ End, Inc.[1,7]	2,100,000	41,223
	Helen of Troy, Ltd.[1]	150,870	36,883
	Five Below, Inc.[1]	171,700	35,523
	Thor Industries, Inc.	329,500	34,192
	Entain PLC[1]	1,462,650	33,320
	Tube Investments of India, Ltd.	1,401,287	33,079
	YETI Holdings, Inc.[1]	332,225	27,518
	Evolution AB	182,215	25,936
	Everi Holdings, Inc.[1]	1,173,482	25,054
	Frontdoor, Inc.[1]	677,310	24,823
	Skechers USA, Inc., Class A1	550,000	23,870
	Warby Parker, Inc., Class A1,2	450,660	20,983
	Inchcape PLC	1,638,100	20,166
	Coursera, Inc.[1]	817,039	19,968
	Tongcheng Travel Holdings, Ltd.[1]	10,084,800	18,676
	Asbury Automotive Group, Inc.[1]	97,426	16,828
	SSP Group PLC[1]	4,933,458	16,033
	Scientific Games Corp.[1]	223,732	14,952
	Kindred Group PLC (SDR)	1,232,811	14,694
	Basic-Fit NV1	272,186	13,015
	Golden Entertainment, Inc.[1]	256,800	12,976
	Leslie’s, Inc.[1]	532,464	12,598
	Musti Group OYJ	354,300	12,488
	Melco International Development, Ltd.[1]	7,826,000	9,545
	DESCENTE, Ltd.[1]	258,825	9,529
	Cairn Homes PLC	6,502,137	8,379
	TopBuild Corp.[1]	27,200	7,505
	Zhongsheng Group Holdings, Ltd.	938,500	7,318
	Elior Group SA1	882,500	6,395
	Thule Group AB	102,200	6,198
	Compagnie Plastic Omnium SA	229,500	5,973
	Americanas SA, ordinary nominative shares[1]	1,010,093	5,727
	WH Smith PLC[1]	242,500	4,858
	Shoei Co., Ltd.	123,100	4,848
	Desenio Group AB1	1,506,833	4,045
	SiteMinder, Ltd.[1]	814,665	4,007
	IDP Education, Ltd.	150,966	3,806
	Arco Platform, Ltd., Class A1	158,600	3,313
	Chervon Holdings, Ltd.[1]	398,300	2,958
	Countryside Properties PLC[1]	405,700	2,471
	Cazoo Group, Ltd., Class A1	353,161	2,130
	Leifheit AG, non-registered shares	23,553	987
	China Zenix Auto International, Ltd. (ADR)[1]	372,108	353

			724,029

Industrials 15.62%	Visional, Inc.[1]	562,700	47,499
	International Container Terminal Services, Inc.	12,028,590	47,178
	IMCD NV	198,635	44,031
	Nihon M&A Center Holdings, Inc.	1,763,584	43,250
	Instalco AB	730,713	35,128
	Stericycle, Inc.[1]	571,050	34,057
	Interpump Group SpA	447,000	32,799
	Boyd Group Services, Inc.	205,355	32,407

American Funds Insurance Series	51

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Fasadgruppen Group AB	1,566,704	$ 29,544
	Alfen NV1	212,868	21,387
	Montrose Environmental Group, Inc.[1]	299,800	21,139
	Japan Elevator Service Holdings Co., Ltd.	905,800	16,914
	Vicor Corp., Class A1	131,328	16,676
	Wizz Air Holdings PLC[1]	273,883	15,526
	Cleanaway Waste Management, Ltd.	6,655,970	15,157
	Melrose Industries PLC	6,512,400	14,095
	DL E&C Co., Ltd.[1]	127,068	12,720
	Centre Testing International Group Co., Ltd.	2,985,669	12,588
	ITM Power PLC[1,2]	2,322,000	12,383
	VAT Group AG	23,611	11,774
	AirTAC International Group[1]	319,062	11,763
	Woodward, Inc.	105,000	11,493
	Guangzhou Baiyun International Airport Co., Ltd., Class A	5,998,639	11,351
	Cargotec OYJ, Class B, non-registered shares	218,700	10,916
	Japan Airport Terminal Co., Ltd.	255,000	10,641
	Nolato AB, Class B	828,200	9,889
	Marel hf.	1,331,932	8,979
	Addtech AB, Class B	353,050	8,439
	easyJet PLC[1]	1,114,505	8,388
	Controladora Vuela Compañía de Aviación, SAB de CV, ordinary participation certificates, Class A (ADR)[1]	460,200	8,270
	Kajaria Ceramics, Ltd.	450,000	7,809
	Carel Industries SpA	252,900	7,659
	Diploma PLC	161,300	7,366
	Atlas Corp.[2]	500,000	7,090
	Cummins India, Ltd.	550,000	6,968
	BELIMO Holding AG	10,460	6,658
	Shoals Technologies Group, Inc., Class A1	257,514	6,258
	ACV Auctions, Inc., Class A1	296,112	5,579
	SK, Inc.	25,876	5,464
	LIXIL Corp.	196,500	5,236
	SIS, Ltd.[1]	762,310	4,717
	Sitowise Group PLC[1]	512,300	4,695
	Sulzer AG1	40,042	3,948
	Granite Construction, Inc.	96,892	3,750
	Froy ASA[1,2]	631,400	3,728
	Howden Joinery Group PLC	292,536	3,568
	The AZEK Co., Inc., Class A1	54,400	2,516
	IAA, Inc.[1]	43,321	2,193
	KEI Industries, Ltd.[1]	135,603	2,131
	Matson, Inc.	8,674	781
	Rumo SA1	160,620	512

			715,007

Health care 13.50%	Insulet Corp.[1]	435,159	115,783
	CanSino Biologics, Inc., Class H1,2	1,984,600	45,864
	Health Catalyst, Inc.[1,2]	911,700	36,122
	Integra LifeSciences Holdings Corp.[1]	498,900	33,421
	Max Healthcare Institute, Ltd.[1]	4,772,559	28,435
	Globus Medical, Inc., Class A1	392,969	28,372
	Notre Dame Intermédica Participações SA	2,355,635	25,523
	AddLife AB, Class B	541,819	22,869
	Ocumension Therapeutics[1,2]	9,650,966	21,660
	CONMED Corp.	149,609	21,209
	Medmix AG1	350,942	17,393
	Mani, Inc.	1,166,831	16,179
	iRhythm Technologies, Inc.[1]	137,000	16,123
	Shandong Pharmaceutical Glass Co., Ltd., Class A	2,180,508	15,019
	Amplifon SpA	273,286	14,763

52	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	CompuGroup Medical SE & Co. KGaA	179,545	$ 14,544
	ICON PLC[1]	46,061	14,265
	Guardant Health, Inc.[1]	119,227	11,925
	Nevro Corp.[1]	132,603	10,750
	New Horizon Health, Ltd.[1]	3,507,844	9,942
	New Frontier Health Corp., Class A1,2	840,500	9,632
	Haemonetics Corp.[1]	180,610	9,580
	Medlive Technology Co., Ltd.[1]	2,681,000	9,352
	Medincell SA1,2	809,800	9,220
	Bachem Holding AG, Class B	9,667	7,596
	Angelalign Technology, Inc.[1,2]	229,600	7,344
	Ambu AS, Class B, non-registered shares[2]	266,155	7,049
	Amedisys, Inc.[1]	38,867	6,292
	Nordhealth AS, Class A1	1,279,999	5,814
	Arjo AB, Class B	422,850	5,185
	Encompass Health Corp.	79,000	5,156
	GVS SpA	395,919	4,755
	Antares Vision SpA[1]	281,100	3,808
	Amvis Holdings, Inc.	80,200	3,688
	Ultragenyx Pharmaceutical, Inc.[1]	40,000	3,364

			617,996

Financials 9.70%	Live Oak Bancshares, Inc.	800,250	69,854
	Star Health & Allied Insurance Co., Ltd.[1,3,4,6]	6,037,336	58,213
	Trupanion, Inc.[1]	300,000	39,609
	Janus Henderson Group PLC	925,000	38,794
	Marqeta, Inc., Class B1	1,859,092	31,921
	Cholamandalam Investment and Finance Co., Ltd.	3,684,053	25,791
	Eurobank Ergasias Services and Holdings SA1	25,119,028	25,492
	East West Bancorp, Inc.	287,300	22,605
	Stifel Financial Corp.	271,050	19,087
	Independent Bank Group, Inc.	252,500	18,218
	Indian Energy Exchange, Ltd.	3,300,000	11,223
	SouthState Corp.	139,550	11,179
	Aavas Financiers, Ltd.[1]	284,050	9,996
	IIFL Wealth Management, Ltd.	513,500	9,807
	PT Bank Raya Indonesia Tbk[1]	72,214,096	9,171
	SiriusPoint, Ltd.[1]	1,100,000	8,943
	Patria Investments, Ltd., Class A	508,200	8,233
	IIFL Finance, Ltd.[1]	1,459,000	5,484
	Bridgepoint Group PLC[1]	740,731	4,943
	Aptus Value Housing Finance India, Ltd.[1]	1,065,624	4,873
	Goosehead Insurance, Inc., Class A	32,751	4,260
	Multi Commodity Exchange of India, Ltd.	200,000	4,258
	Capitec Bank Holdings, Ltd.	15,161	1,941

			443,895

Consumer staples 2.60%	Shop Apotheke Europe NV, non-registered shares[1]	255,264	32,927
	Freshpet, Inc.[1]	271,205	25,838
	Monde Nissin Corp.[1]	71,882,400	22,837
	Grocery Outlet Holding Corp.[1]	465,200	13,156
	AAK AB	405,824	8,771
	Hilton Food Group PLC	552,055	8,518
	Dole PLC	372,685	4,964
	Vector Group, Ltd.	118,304	1,358
	Zur Rose Group AG1	3,131	809

			119,178

American Funds Insurance Series	53

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Materials 2.23%	PI Industries, Ltd.	537,999	$ 21,960
	Nanofilm Technologies International, Ltd.	5,397,550	15,300
	Navin Fluorine International, Ltd.	250,000	14,086
	Lundin Mining Corp.	1,643,904	12,840
	Perimeter Solutions SA1	721,454	10,021
	LANXESS AG	111,100	6,893
	ACC, Ltd.	230,000	6,856
	Vidrala, SA, non-registered shares	61,827	6,096
	MMG, Ltd.[1]	18,704,000	5,997
	Arkema SA	15,200	2,143

			102,192

Communication services 1.66%	Bandwidth, Inc., Class A1	284,506	20,416
	JCDecaux SA1	555,771	13,920
	Lions Gate Entertainment Corp., Class B1	652,976	10,049
	Boat Rocker Media, Inc.[1]	1,676,496	9,145
	VTEX, Class A1,2	580,000	6,218
	Trustpilot AS1	1,380,069	6,116
	Pearson PLC[1]	630,000	5,229
	Ubisoft Entertainment SA1	98,993	4,854

			75,947

Real estate 1.44%	Altus Group, Ltd.	436,402	24,484
	Embassy Office Parks REIT	3,656,800	16,708
	Macrotech Developers, Ltd.[1]	582,697	9,670
	JHSF Participações SA	8,620,906	8,636
	Mindspace Business Parks REIT	1,250,000	5,504
	Douglas Elliman, Inc.[1]	59,152	680

			65,682

Utilities 1.18%	ENN Energy Holdings, Ltd.	1,878,900	35,373
	AC Energy Corp.[1]	69,716,400	15,039
	Neoenergia SA	1,288,255	3,747

			54,159

Energy 0.73%	Pioneer Natural Resources Company	104,262	18,963
	Venture Global LNG, Inc., Series C1,3,4,5,6	2,760	14,064
	Helmerich & Payne, Inc.	7,700	183
			33,210

	Total common stocks (cost: $2,412,799,000)		4,067,223

Preferred securities 0.89%
Information technology 0.56%	SmartHR, Inc., Series D, preferred shares[1,3,5,6]	3,006	13,691
	Yotpo, Ltd., Series F, preferred shares[1,3,4,5,6]	2,158,609	4,748
	Yotpo, Ltd., Series B, preferred shares[1,3,4,5,6]	287,894	633
	Yotpo, Ltd., Series C, preferred shares[1,3,4,5,6]	274,070	603
	Yotpo, Ltd., Series A-1, preferred shares[1,3,4,5,6]	183,819	404
	Yotpo, Ltd., Series A, preferred shares[1,3,4,5,6]	89,605	197
	Yotpo, Ltd., Series C-1, preferred shares[1,3,4,5,6]	75,980	167
	Yotpo, Ltd., Series D, preferred shares[1,3,4,5,6]	42,368	93
	Yotpo, Ltd., Series B-1, preferred shares[1,3,4,5,6]	33,838	75
	Outreach Corp., Series G, preferred shares[1,3,5,6]	154,354	4,691

			25,302

54	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

Preferred securities (continued)		Shares	Value (000)
Industrials 0.24%	Azul SA, preferred nominative shares (ADR)[1]	800,316	$ 10,564
	Azul SA, preferred nominative shares[1]	109,500	479

			11,043

Health care 0.09%	PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3,5,6]	2,931,405	4,104

	Total preferred securities (cost: $42,519,000)		40,449

Rights & warrants 0.41%
Information technology 0.34%	OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 2023[3,4]	355,879	15,756

Consumer staples 0.07%	Qingdao Richen Food Co., Ltd., Class A, warrants, expire 2022[3,4]	345,000	3,085

	Total rights & warrants (cost: $22,692,000)		18,841

Short-term securities 11.51%	Weighted average yield at acquisition	Principal amount (000)

Commercial paper 5.57%
Bank of Montreal 1/31/2022	0.107%	$45,000	44,997
Canadian Imperial Bank of Commerce 1/14/2022[4]	0.125	25,000	24,999
LVMH Moët Hennessy-Louis Vuitton SE 2/15/2022[4]	0.098	35,000	34,996
LVMH Moët Hennessy-Louis Vuitton SE 2/22/2022[4]	0.118	50,000	49,992
Toronto-Dominion Bank 1/24/2022[4]	0.058	100,000	99,996
			254,980
		Shares

Money market investments 4.44%
Capital Group Central Cash Fund 0.09%[7,8]		2,030,670	203,087

Money market investments purchased with collateral from securities on loan 1.50%
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[8,9]	34,209,178	34,209
Capital Group Central Cash Fund 0.09%[7,8,9]		322,569	32,260
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[8,9]		2,304,298	2,305

			68,774

Total short-term securities (cost: $526,820,000)			526,841

Total investment securities 101.67% (cost: $3,004,830,000)			4,653,354
Other assets less liabilities (1.67)%			(76,433)

Net assets 100.00%			$4,576,921

American Funds Insurance Series	55

Global Small Capitalization Fund  (continued)

Investments in affiliates7

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized (loss) gain (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)

Common stocks 0.90%
Consumer discretionary 0.90%
Lands’ End, Inc.[1]	$45,297	$–		$–	$–	$(4,074)	$41,223	$–
Communication services 0.00%
Boat Rocker Media, Inc.[1,10]	–	13,602		1,216	(321)	(2,920)	–	–

Total common stocks							41,223

Short-term securities 5.14%
Money market investments 4.44%
Capital Group Central Cash Fund 0.09%[8]	15,136	1,978,017		1,790,088	6	16	203,087	149

Money market investments purchased with collateral from securities on loan 0.70%
Capital Group Central Cash Fund 0.09%[8,9]	–	32,260	[11]				32,260	–	[12]

Total short-term securities							235,347

Total 6.04%					$(315)	$(6,978)	$276,570	$149

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $85,086,000, which represented 1.86% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $175,891,000, which represented 3.84% of the net assets of the fund.
[4]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $363,388,000, which represented 7.94% of the net assets of the fund.

[5]	Value determined using significant unobservable inputs.
[6]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[7]	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
[8]	Rate represents the seven-day yield at 12/31/2021.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Affiliated issuer during the reporting period but no longer an affiliate at 12/31/2021. Refer to the investment portfolio for the security value at 12/31/2021.
[11]	Represents net activity. Refer to Note 5 for more information on securities lending.
[12]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Star Health & Allied Insurance Co., Ltd.	3/30/2021	$40,710	$58,213	1.27%
Venture Global LNG, Inc., Series C	5/1/2015	8,280	14,064	.31
SmartHR, Inc., Series D, preferred shares	5/28/2021	14,344	13,691	.30
Yotpo, Ltd., Series F, preferred shares	2/25/2021	4,748	4,748	.10
Yotpo, Ltd.	3/16/2021	1,418	1,493	.03
Yotpo, Ltd., Series B, preferred shares	3/16/2021	602	633	.01
Yotpo, Ltd., Series C, preferred shares	3/16/2021	573	603	.01
Yotpo, Ltd., Series A-1, preferred shares	3/16/2021	384	404	.01
Yotpo, Ltd., Series A, preferred shares	3/16/2021	187	197	.01
Yotpo, Ltd., Series C-1, preferred shares	3/16/2021	159	167	.01
Yotpo, Ltd., Series D, preferred shares	3/16/2021	89	93	.00
Yotpo, Ltd., Series B-1, preferred shares	3/16/2021	71	75	.00
Outreach Corp., Series G, preferred shares	5/27/2021	4,517	4,691	.10
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares	2/7/2020	6,000	4,104	.09

Total private placement securities		$82,082	$103,176	2.25%

56	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

Key to abbreviations

ADR = American Depositary Receipts

SDR = Swedish Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	57

Growth Fund

Investment portfolio December 31, 2021

Common stocks 96.28%		Shares	Value (000)
Information technology 23.83%	Microsoft Corp.	7,992,115	$2,687,908
	Broadcom, Inc.	1,777,138	1,182,525
	ASML Holding NV	635,000	510,907
	ASML Holding NV (New York registered) (ADR)	268,136	213,474
	Taiwan Semiconductor Manufacturing Company, Ltd.	14,872,000	330,585
	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,220,700	146,862
	RingCentral, Inc., Class A1	2,082,653	390,185
	Apple, Inc.	1,929,167	342,562
	Shopify, Inc., Class A, subordinate voting shares[1]	223,900	308,398
	Advanced Micro Devices, Inc.[1]	1,816,000	261,322
	Cloudflare, Inc., Class A1	1,764,000	231,966
	Wolfspeed, Inc.[1]	1,978,082	221,090
	Applied Materials, Inc.	1,392,012	219,047
	Micron Technology, Inc.	2,097,912	195,420
	MicroStrategy, Inc., Class A1,2	358,514	195,207
	Keyence Corp.	300,900	189,073
	MongoDB, Inc., Class A1	354,590	187,702
	Mastercard, Inc., Class A	510,964	183,600
	Unity Software, Inc.[1]	1,188,000	169,872
	Bill.com Holdings, Inc.[1]	649,600	161,848
	FleetCor Technologies, Inc.[1]	650,500	145,608
	ServiceNow, Inc.[1]	221,680	143,895
	Tyler Technologies, Inc.[1]	263,200	141,588
	NVIDIA Corp.	464,000	136,467
	Visa, Inc., Class A	531,131	115,101
	Block, Inc., Class A1	705,620	113,965
	Fidelity National Information Services, Inc.	884,718	96,567
	Zendesk, Inc.[1]	902,500	94,122
	HubSpot, Inc.[1]	130,000	85,689
	PayPal Holdings, Inc.[1]	429,800	81,052
	Trimble, Inc.[1]	840,920	73,320
	VeriSign, Inc.[1]	282,443	71,690
	Coupa Software, Inc.[1]	387,000	61,165
	Intel Corp.	1,136,000	58,504
	Genpact, Ltd.	1,041,500	55,283
	GoDaddy, Inc., Class A1	645,081	54,742
	Smartsheet, Inc., Class A1	694,281	53,772
	Intuit, Inc.	83,000	53,387
	MKS Instruments, Inc.	302,111	52,619
	Elastic NV, non-registered shares[1]	403,822	49,706
	NetApp, Inc.	527,540	48,528
	Silicon Laboratories, Inc.[1]	231,815	47,851
	Qualtrics International, Inc., Class A1	1,276,855	45,201
	Okta, Inc., Class A1	198,012	44,388
	Amadeus IT Group SA, Class A, non-registered shares[1]	635,696	43,164
	Flex, Ltd.[1]	2,234,300	40,955
	Adobe, Inc.[1]	69,034	39,146
	Concentrix Corp.	214,851	38,377
	Samsung Electronics Co., Ltd.	561,000	36,952
	SK hynix, Inc.	330,800	36,454
	EPAM Systems, Inc.[1]	52,839	35,320
	TE Connectivity, Ltd.	216,000	34,849
	Toast, Inc., Class A1,2	960,000	33,322
	Motorola Solutions, Inc.	109,000	29,615
	Lam Research Corp.	40,617	29,210
	Fiserv, Inc.[1]	247,500	25,688
	Keysight Technologies, Inc.[1]	102,000	21,064
	Ceridian HCM Holding, Inc.[1]	199,000	20,788
	Globant SA1	57,138	17,946
	Alteryx, Inc., Class A1	261,518	15,822
	TELUS International (Cda), Inc., subordinate voting shares[1]	396,024	13,093
	Enphase Energy, Inc.[1]	62,172	11,374

58	American Funds Insurance Series

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Information technology (continued)	SentinelOne, Inc., Class A1	220,600	$11,138
	Kulicke and Soffa Industries, Inc.	151,860	9,194
	Lightspeed Commerce, Inc., subordinate voting shares (CAD denominated)[1]	216,600	8,746
	Thoughtworks Holding, Inc.[1]	276,000	7,400
	Stripe, Inc., Class B1,3,4,5	168,598	6,798

			10,820,178

Consumer discretionary 19.94%	Tesla, Inc.[1]	3,770,000	3,984,061
	Amazon.com, Inc.[1]	306,823	1,023,052
	Dollar General Corp.	2,588,520	610,451
	Home Depot, Inc.	1,024,000	424,970
	LVMH Moët Hennessy-Louis Vuitton SE	330,000	273,138
	Las Vegas Sands Corp.[1]	5,500,000	207,020
	Royal Caribbean Cruises, Ltd.[1]	2,590,946	199,244
	Hermès International	97,299	170,150
	Chipotle Mexican Grill, Inc.[1]	90,300	157,867
	Booking Holdings, Inc.[1]	60,300	144,674
	Airbnb, Inc., Class A1	823,500	137,105
	Toll Brothers, Inc.	1,787,376	129,388
	D.R. Horton, Inc.	1,131,976	122,763
	Floor & Decor Holdings, Inc., Class A1	769,300	100,017
	Caesars Entertainment, Inc.[1]	997,785	93,323
	Burlington Stores, Inc.[1]	295,911	86,261
	O’Reilly Automotive, Inc.[1]	116,600	82,346
	NIKE, Inc., Class B	489,400	81,568
	NVR, Inc.[1]	13,430	79,356
	YETI Holdings, Inc.[1]	940,000	77,860
	Aramark	1,793,164	66,078
	Darden Restaurants, Inc.	433,876	65,359
	Domino’s Pizza, Inc.	112,700	63,600
	Etsy, Inc.[1]	202,000	44,226
	YUM! Brands, Inc.	306,700	42,588
	Hilton Worldwide Holdings, Inc.[1]	257,834	40,220
	Aptiv PLC[1]	234,400	38,664
	LGI Homes, Inc.[1]	248,150	38,334
	Dollar Tree Stores, Inc.[1]	260,059	36,543
	adidas AG	121,710	35,085
	Adient PLC[1]	722,000	34,569
	General Motors Company[1]	572,500	33,566
	Compagnie Financière Richemont SA, Class A	219,805	33,036
	Flutter Entertainment PLC[1]	194,737	30,817
	Polaris, Inc.	280,000	30,775
	VF Corp.	408,000	29,874
	Carvana Co., Class A1	125,000	28,974
	Wayfair, Inc., Class A1	152,000	28,875
	lululemon athletica, inc.[1]	70,000	27,402
	Norwegian Cruise Line Holdings, Ltd.[1]	1,249,496	25,915
	Helen of Troy, Ltd.[1]	99,420	24,305
	Marriott International, Inc., Class A1	137,100	22,654
	Arrival Group[1,2]	2,260,000	16,769
	Arrival Group[1]	449,469	3,335
	EssilorLuxottica	69,400	14,794
	Westwing Group AG, non-registered shares[1]	546,833	13,784

			9,054,755

Communication services 19.66%	Meta Platforms, Inc., Class A1	9,627,956	3,238,363
	Netflix, Inc.[1]	3,194,877	1,924,722
	Alphabet, Inc., Class C1	438,673	1,269,340
	Alphabet, Inc., Class A1	111,616	323,356
	Activision Blizzard, Inc.	7,356,113	489,402

American Funds Insurance Series	59

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Communication services (continued)	Charter Communications, Inc., Class A1	655,629	$ 427,450
	Snap, Inc., Class A, nonvoting shares[1]	8,494,104	399,478
	ZoomInfo Technologies, Inc., Class A1	2,918,600	187,374
	Comcast Corp., Class A	3,710,563	186,753
	Twitter, Inc.[1]	2,000,000	86,440
	Frontier Communications Parent, Inc.[1]	2,585,920	76,259
	T-Mobile US, Inc.[1]	652,940	75,728
	Live Nation Entertainment, Inc.[1]	517,000	61,880
	Pinterest, Inc., Class A1	1,386,811	50,410
	Tencent Holdings, Ltd.	605,000	35,442
	Bumble, Inc., Class A1	898,537	30,424
	Vimeo, Inc.[1]	1,415,033	25,414
	Iridium Communications, Inc.[1]	457,026	18,871
	Electronic Arts, Inc.	141,481	18,661
	Match Group, Inc.[1]	13,602	1,799

			8,927,566

Health care 11.15%	UnitedHealth Group, Inc.	1,617,751	812,337
	Intuitive Surgical, Inc.[1]	2,058,000	739,439
	Regeneron Pharmaceuticals, Inc.[1]	909,000	574,052
	Thermo Fisher Scientific, Inc.	674,500	450,053
	Centene Corp.[1]	4,864,730	400,854
	Vertex Pharmaceuticals, Inc.[1]	1,133,422	248,899
	NovoCure, Ltd.[1]	2,703,431	202,974
	Moderna, Inc.[1]	750,000	190,485
	Insulet Corp.[1]	467,000	124,255
	Edwards Lifesciences Corp.[1]	768,111	99,509
	Biohaven Pharmaceutical Holding Co., Ltd.[1]	720,492	99,291
	DexCom, Inc.[1]	158,238	84,966
	Seagen, Inc.[1]	527,217	81,508
	Danaher Corp.	235,935	77,625
	Gilead Sciences, Inc.	899,185	65,290
	Oak Street Health, Inc.[1]	1,628,199	53,958
	Abbott Laboratories	360,668	50,760
	Catalent, Inc.[1]	385,000	49,291
	Guardant Health, Inc.[1]	482,401	48,250
	Eli Lilly and Company	169,500	46,819
	Cigna Corp.	203,470	46,723
	Inari Medical, Inc.[1]	502,200	45,836
	Verily Life Sciences LLC[1,3,4,5]	300,178	44,928
	Molina Healthcare, Inc.[1]	128,807	40,971
	QIAGEN NV1	664,342	36,924
	Zimmer Biomet Holdings, Inc.	238,900	30,350
	AstraZeneca PLC	256,500	30,129
	Galapagos NV1	527,552	29,562
	Mettler-Toledo International, Inc.[1]	16,900	28,683
	Align Technology, Inc.[1]	38,800	25,499
	Pacific Biosciences of California, Inc.[1]	1,140,379	23,332
	R1 RCM, Inc.[1]	888,000	22,635
	Humana, Inc.	46,800	21,709
	Syneos Health, Inc., Class A1	210,000	21,563
	Exact Sciences Corp.[1]	259,400	20,189
	Chemed Corp.	37,667	19,927
	Fate Therapeutics, Inc.[1]	235,000	13,750
	Vir Biotechnology, Inc.[1]	282,975	11,848
	Novavax, Inc.[1,2]	59,500	8,513
	CRISPR Therapeutics AG1	86,706	6,571
	Ultragenyx Pharmaceutical, Inc.[1]	67,100	5,642
	Incyte Corp.[1]	70,900	5,204
	Neurocrine Biosciences, Inc.[1]	47,027	4,005
	Adaptive Biotechnologies Corp.[1]	141,048	3,958

60	American Funds Insurance Series

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Global Blood Therapeutics, Inc.[1]	125,000	$ 3,659
	TG Therapeutics, Inc.[1]	155,200	2,949
	Sana Biotechnology, Inc.[1,2]	179,600	2,780
	Cortexyme, Inc.[1,2]	177,897	2,245

			5,060,699

Industrials 7.19%	TransDigm Group, Inc.[1]	590,615	375,796
	Uber Technologies, Inc.[1]	8,166,767	342,432
	Carrier Global Corp.	6,049,761	328,139
	Jacobs Engineering Group, Inc.	2,169,000	301,990
	Delta Air Lines, Inc.[1]	7,215,000	281,962
	United Rentals, Inc.[1]	591,000	196,383
	Caterpillar, Inc.	748,000	154,641
	MTU Aero Engines AG	616,989	126,018
	Airbus SE, non-registered shares[1]	955,893	122,280
	Middleby Corp.[1]	449,500	88,444
	CSX Corp.	2,335,500	87,815
	Dun & Bradstreet Holdings, Inc.[1]	3,869,573	79,288
	Safran SA	567,867	69,604
	Ryanair Holdings PLC (ADR)[1]	634,951	64,975
	Ryanair Holdings PLC[1]	96,554	1,676
	TuSimple Holdings, Inc., Class A1,2	1,690,461	60,603
	Rockwell Automation	173,446	60,507
	HEICO Corp.	253,538	36,565
	HEICO Corp., Class A	148,813	19,126
	Norfolk Southern Corp.	176,000	52,397
	L3Harris Technologies, Inc.	245,000	52,244
	BWX Technologies, Inc.	902,600	43,216
	Northrop Grumman Corp.	98,700	38,204
	AMETEK, Inc.	253,600	37,289
	ITT, Inc.	343,000	35,051
	Boeing Company[1]	170,000	34,224
	Armstrong World Industries, Inc.	291,939	33,900
	Chart Industries, Inc.[1]	200,000	31,898
	Waste Connections, Inc.	222,159	30,274
	FedEx Corp.	99,600	25,761
	Kornit Digital, Ltd.[1]	132,500	20,173
	Generac Holdings, Inc.[1]	31,762	11,178
	Lockheed Martin Corp.	24,200	8,601
	Axon Enterprise, Inc.[1]	36,700	5,762
	Southwest Airlines Co.[1]	121,900	5,222
	Archer Aviation, Inc., Class A1	446,251	2,695

			3,266,333

Financials 6.67%	Bank of America Corp.	14,780,700	657,593
	First Republic Bank	1,770,808	365,690
	S&P Global, Inc.	524,936	247,733
	Capital One Financial Corp.	1,399,000	202,981
	SVB Financial Group[1]	282,815	191,816
	KKR & Co., Inc.	2,077,520	154,775
	BlackRock, Inc.	150,000	137,334
	Athene Holding, Ltd., Class A1	1,355,912	112,988
	Intercontinental Exchange, Inc.	751,752	102,817
	Western Alliance Bancorporation	932,501	100,384
	Marsh & McLennan Companies, Inc.	546,720	95,031
	MSCI, Inc.	117,900	72,236
	Tradeweb Markets, Inc., Class A	554,800	55,558
	Blackstone, Inc., nonvoting shares	360,000	46,580
	Moody’s Corp.	102,277	39,947
	Signature Bank[1]	122,111	39,499

American Funds Insurance Series	61

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	Trupanion, Inc.[1]	287,655	$ 37,979
	Wells Fargo & Company	756,000	36,273
	Brookfield Asset Management, Inc., Class A	585,103	35,329
	East West Bancorp, Inc.	443,509	34,895
	Aon PLC, Class A	110,000	33,062
	Blue Owl Capital, Inc., Class A	1,982,812	29,564
	Arch Capital Group, Ltd.[1]	634,000	28,181
	CME Group, Inc., Class A	121,648	27,792
	Goosehead Insurance, Inc., Class A	211,148	27,466
	American International Group, Inc.	458,394	26,064
	Ares Management Corp., Class A	310,500	25,234
	Ryan Specialty Group Holdings, Inc., Class A1	611,300	24,666
	Everest Re Group, Ltd.	66,500	18,216
	Berkshire Hathaway, Inc., Class A1	26	11,717
	Berkshire Hathaway, Inc., Class B1	17,400	5,203
	Hippo Holdings, Inc., Class A1	580,847	1,644
	Bright Health Group, Inc.[1]	386,894	1,331

			3,027,578

Consumer staples 2.68%	Costco Wholesale Corp.	491,000	278,741
	Kroger Co.	6,052,000	273,914
	Constellation Brands, Inc., Class A	745,500	187,098
	Philip Morris International, Inc.	1,339,929	127,293
	Altria Group, Inc.	2,349,349	111,336
	British American Tobacco PLC	2,844,350	105,239
	Estée Lauder Companies, Inc., Class A	158,486	58,671
	Monster Beverage Corp.[1]	429,000	41,201
	Molson Coors Beverage Company, Class B, restricted voting shares	724,320	33,572

			1,217,065

Materials 2.18%	Vale SA, ordinary nominative shares (ADR)	13,740,357	192,640
	Wheaton Precious Metals Corp.	3,674,000	157,725
	Linde PLC	347,292	120,312
	Grupo México, SAB de CV, Series B	25,356,800	110,576
	Barrick Gold Corp.	4,058,000	77,102
	CF Industries Holdings, Inc.	853,000	60,375
	Royal Gold, Inc.	517,000	54,394
	Franco-Nevada Corp.	390,000	53,936
	Sherwin-Williams Company	110,458	38,899
	Allegheny Technologies, Inc.[1]	2,070,860	32,989
	LyondellBasell Industries NV	343,500	31,681
	Summit Materials, Inc., Class A1	561,313	22,531
	Ball Corp.	194,200	18,696
	PPG Industries, Inc.	103,623	17,869

			989,725

Energy 2.05%	Halliburton Company	12,143,661	277,726
	Canadian Natural Resources, Ltd. (CAD denominated)	5,481,400	231,615
	Canadian Natural Resources, Ltd.	105,100	4,440
	Cenovus Energy, Inc.	14,694,800	180,178
	Pioneer Natural Resources Company	328,000	59,657
	EOG Resources, Inc.	516,283	45,861
	Suncor Energy, Inc.	1,747,125	43,714
	Coterra Energy, Inc.	1,759,197	33,425
	ConocoPhillips	326,011	23,532
	Chesapeake Energy Corp.	345,000	22,259
	Equitrans Midstream Corp.	936,942	9,688

			932,095

62	American Funds Insurance Series

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Utilities 0.75%	NextEra Energy, Inc.	2,052,930	$191,661
	PG&E Corp.[1]	7,364,569	89,406
	AES Corp.	1,540,683	37,439
	Ørsted AS	188,322	24,079

			342,585

Real estate 0.18%	Equinix, Inc. REIT	51,784	43,801
	UDR, Inc. REIT	609,000	36,534

			80,335

	Total common stocks (cost: $19,607,247,000)		43,718,914

Preferred securities 0.17%
Information technology 0.14%	Samsung Electronics Co., Ltd., nonvoting preferred shares	531,000	31,804
	PsiQuantum Corp., Series D, preferred shares[1,3,4,5]	906,761	23,781
	Tipalti Solutions, Ltd., Series F, preferred shares[1,3,4,5]	406,310	6,957
	Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4,5]	52,656	2,123

			64,665

Industrials 0.03%	ABL Space Systems Co., Series B2, preferred shares[1,3,4,5]	153,713	10,452

	Total preferred securities (cost: $65,451,000)		75,117

Convertible bonds & notes 0.07%		Principal amount (000)
Consumer staples 0.07%	JUUL Labs, Inc., convertible notes, 7.00% PIK 2025[3,4,5,6]	$ 43,344	32,231

	Total convertible bonds & notes (cost: $42,197,000)		32,231

Short-term securities 3.64%		Shares

Money market investments 3.55%
	Capital Group Central Cash Fund 0.09%[7,8]	16,100,266	1,610,187

Money market investments purchased with collateral from securities on loan 0.09%
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[7,9]	21,530,570	21,531
	Capital Group Central Cash Fund 0.09%[7,8,9]	203,019	20,304
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[7,9]	1,450,278	1,450

			43,285

	Total short-term securities (cost: $1,653,276,000)		1,653,472

	Total investment securities 100.16% (cost: $21,368,171,000)		45,479,734
	Other assets less liabilities (0.16)%		(73,988)

	Net assets 100.00%		$45,405,746

American Funds Insurance Series	63

Growth Fund  (continued)

Investments in affiliates[8]

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)

Short-term securities 3.59%
Money market investments 3.55%
Capital Group Central Cash Fund 0.09%[7]	$1,623,691	$5,463,963		$5,477,577	$20	$90	$1,610,187	$877

Money market investments purchased with collateral from securities on loan 0.04%
Capital Group Central Cash Fund 0.09%[7,9]	–	20,304	[10]				20,304	–	[11]

Total short-term securities							1,630,491

Total 3.59%					$20	$90	$1,630,491	$877

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $47,077,000, which represented ..10% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $127,270,000, which represented .28% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]	Rate represents the seven-day yield at 12/31/2021.
[8]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Verily Life Sciences LLC	12/21/2018	$37,000	$44,928	.10%
JUUL Labs, Inc., convertible notes, 7.00% PIK 2025	2/3/2020-11/3/2021	42,197	32,231	.07
PsiQuantum Corp., Series D, preferred shares	5/28/2021	23,781	23,781	.05
ABL Space Systems Co., Series B2, preferred shares	10/22/2021	10,452	10,452	.02
Stripe, Inc., Class B	5/6/2021	6,766	6,798	.02
Stripe, Inc., Series H, 6.00% noncumulative preferred shares	3/15/2021	2,113	2,123	.00
Tipalti Solutions, Ltd., Series F, preferred shares	12/1/2021	6,956	6,957	.02

Total private placement securities		$129,265	$127,270	.28%

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

64	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2021

Common stocks 89.00%		Shares	Value (000)
Financials 17.08%	ABN AMRO Bank NV	14,394,921	$ 211,675
	Kotak Mahindra Bank, Ltd.	7,793,107	188,297
	Banco Santander, SA	52,040,526	174,219
	Deutsche Bank AG1	11,620,682	145,770
	BNP Paribas SA	1,964,000	135,883
	HDFC Bank, Ltd.	5,417,070	107,809
	HDFC Bank, Ltd. (ADR)	277,000	18,024
	AIA Group, Ltd.	11,958,576	120,544
	Barclays PLC	46,610,000	117,976
	Aegon NV	12,263,736	61,336
	ING Groep NV	3,254,028	45,353
	Bajaj Finserv, Ltd.	174,730	38,564
	XP, Inc., Class A1	1,291,559	37,119
	KBC Groep NV	406,187	34,896
	Nu Holdings, Ltd., Class A1,2	3,593,839	33,710
	Bajaj Finance, Ltd.	348,060	32,670
	Allfunds Group PLC[1]	1,350,495	26,593
	FinecoBank SpA	1,211,135	21,283
	Lufax Holding, Ltd. (ADR)[1]	2,785,390	15,682
	Ping An Insurance (Group) Company of China, Ltd., Class H	898,500	6,470
	Ping An Insurance (Group) Company of China, Ltd., Class A	817,263	6,464
	PICC Property and Casualty Co., Ltd., Class H	15,044,000	12,290
	Futu Holdings, Ltd. (ADR)[1,2]	222,400	9,630
	B3 SA-Brasil, Bolsa, Balcao	4,413,000	8,826

			1,611,083

Industrials 12.53%	Airbus SE, non-registered shares[1]	1,821,975	233,071
	Recruit Holdings Co., Ltd.	3,344,709	202,724
	NIBE Industrier AB, Class B	6,178,856	93,508
	Ryanair Holdings PLC (ADR)[1]	787,400	80,575
	Ryanair Holdings PLC[1]	348,056	6,043
	Safran SA	669,400	82,049
	Melrose Industries PLC	36,613,980	79,245
	SMC Corp.	77,100	52,005
	ASSA ABLOY AB, Class B	1,452,142	44,386
	International Container Terminal Services, Inc.	10,343,240	40,568
	MTU Aero Engines AG	182,000	37,173
	Ashtead Group PLC	405,000	32,573
	Shenzhen Inovance Technology Co., Ltd., Class A	2,350,967	25,305
	Brenntag SE	222,191	20,131
	ZTO Express (Cayman), Inc., Class A (ADR)	685,354	19,341
	Kingspan Group PLC	153,796	18,385
	Nihon M&A Center Holdings, Inc.	657,010	16,112
	Diploma PLC	335,900	15,340
	Bureau Veritas SA	443,000	14,717
	Rumo SA1	4,301,900	13,717
	Fluidra, SA, non-registered shares	329,700	13,213
	LIXIL Corp.	441,700	11,769
	CCR SA, ordinary nominative shares	5,580,000	11,611
	Airports of Thailand PCL, foreign registered shares[1]	5,078,900	9,328
	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	2,073,434	8,231

			1,181,120

Information technology 12.46%	Taiwan Semiconductor Manufacturing Company, Ltd.	6,729,000	149,577
	ASML Holding NV	182,764	147,048
	Nice, Ltd. (ADR)[1]	397,150	120,575
	Nomura Research Institute, Ltd.	2,595,600	111,356
	Atlassian Corp. PLC, Class A1	232,500	88,650
	Fujitsu, Ltd.	345,900	59,329
	Delta Electronics, Inc.	5,200,409	51,690

American Funds Insurance Series	65

International Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Information technology (continued)	Samsung Electronics Co., Ltd.	631,500	$ 41,595
	Snowflake, Inc., Class A1	121,636	41,204
	Keyence Corp.	64,200	40,341
	NXP Semiconductors NV	173,200	39,452
	PagSeguro Digital, Ltd., Class A1	1,377,948	36,130
	Infineon Technologies AG	728,000	33,783
	StoneCo, Ltd., Class A1	1,940,700	32,720
	Silergy Corp.	176,000	31,966
	Suse SA1,2	593,940	27,183
	Shopify, Inc., Class A, subordinate voting shares[1]	14,000	19,283
	OBIC Co., Ltd.	83,700	15,717
	Hexagon AB, Class B	925,700	14,716
	ASM International NV	31,648	14,005
	TELUS International (Cda), Inc., subordinate voting shares[1]	411,700	13,611
	Okta, Inc., Class A1	53,850	12,072
	Xero, Ltd.[1]	95,031	9,779
	Canva, Inc.[1,3,4,5]	4,819	8,212
	Kingdee International Software Group Co., Ltd.[1]	2,600,000	8,003
	Afterpay, Ltd.[1]	120,994	7,307

			1,175,304

Health care 10.52%	Daiichi Sankyo Company, Ltd.	11,981,800	304,675
	Olympus Corp.	5,808,100	133,779
	WuXi Biologics (Cayman), Inc.[1]	10,754,800	127,650
	M3, Inc.	1,053,300	53,045
	WuXi AppTec Co., Ltd., Class A	2,367,360	44,046
	WuXi AppTec Co., Ltd., Class H	312,000	5,402
	Grifols, SA, Class A, non-registered shares	1,914,900	36,790
	Grifols, SA, Class B (ADR)	793,690	8,913
	Alcon, Inc.	439,639	38,956
	Aier Eye Hospital Group Co., Ltd., Class A	4,603,581	30,540
	Notre Dame Intermédica Participações SA	2,760,862	29,913
	HOYA Corp.	198,300	29,496
	Chugai Pharmaceutical Co., Ltd.	889,500	28,882
	Merck KGaA	110,400	28,532
	Hikma Pharmaceuticals PLC	578,400	17,372
	Guardant Health, Inc.[1]	173,400	17,343
	Ambu AS, Class B, non-registered shares[2]	476,200	12,612
	Insulet Corp.[1]	46,653	12,413
	Teva Pharmaceutical Industries, Ltd. (ADR)[1]	1,502,798	12,037
	CanSino Biologics, Inc., Class H1	440,000	10,168
	ResMed, Inc.	31,200	8,127
	Ping An Healthcare and Technology Co., Ltd., Class H1	267,400	972

			991,663

Consumer discretionary 10.42%	MercadoLibre, Inc.[1]	151,983	204,934
	Evolution AB	879,959	125,252
	Sony Group Corp.	920,500	115,833
	Delivery Hero SE1	682,387	76,136
	Ferrari NV (EUR denominated)[1]	254,543	65,929
	LVMH Moët Hennessy-Louis Vuitton SE	72,682	60,158
	Maruti Suzuki India, Ltd.	392,000	39,162
	Grab Holdings, Ltd., Class A1,2	2,851,251	20,329
	Grab Holdings, Ltd., Class A1,3,6	2,632,544	18,207
	Entain PLC[1]	1,560,453	35,548
	Meituan, Class B1	1,170,627	33,839
	Flutter Entertainment PLC[1]	158,674	25,110
	Coupang, Inc., Class A1	836,800	24,585
	Kering SA	29,296	23,578
	Americanas SA, ordinary nominative shares[1]	3,734,000	21,171

66	American Funds Insurance Series

International Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Galaxy Entertainment Group, Ltd.[1]	3,859,000	$ 19,994
	EssilorLuxottica	80,200	17,096
	Aptiv PLC[1]	84,000	13,856
	Just Eat Takeaway (GBP denominated)[1]	135,328	7,466
	Just Eat Takeaway (EUR denominated)[1]	34,295	1,893
	Bandai Namco Holdings, Inc.	108,742	8,502
	On Holding AG, Class A1	222,380	8,408
	Prosus NV, Class N	69,111	5,786
	Pan Pacific International Holdings Corp.	244,500	3,373
	Melco Resorts & Entertainment, Ltd. (ADR)[1]	317,900	3,236
	Naspers, Ltd., Class N	18,951	2,940

			982,321

Energy 7.58%	Reliance Industries, Ltd.	11,517,270	366,912
	Petróleo Brasileiro SA (Petrobras), ordinary nominative shares (ADR)	10,054,973	110,403
	Neste OYJ	1,756,952	86,732
	Cenovus Energy, Inc.	4,757,600	58,335
	TotalEnergies SE	1,147,298	58,296
	Canadian Natural Resources, Ltd. (CAD denominated)	818,700	34,594

			715,272

Materials 6.73%	First Quantum Minerals, Ltd.	10,694,500	255,917
	Vale SA, ordinary nominative shares (ADR)	7,391,607	103,630
	Vale SA, ordinary nominative shares	770,681	10,787
	Shin-Etsu Chemical Co., Ltd.	395,300	68,455
	Fortescue Metals Group, Ltd.	4,730,450	66,114
	Linde PLC (EUR denominated)	135,800	47,310
	Ivanhoe Mines Ltd., Class A1	3,403,051	27,764
	BASF SE	317,860	22,357
	Koninklijke DSM NV	55,354	12,478
	Akzo Nobel NV	107,048	11,761
	Yunnan Energy New Material Co., Ltd., Class A	196,300	7,712

			634,285

Communication services 5.26%	Sea, Ltd., Class A (ADR)[1]	546,678	122,297
	Bharti Airtel, Ltd.[1]	12,732,125	117,121
	Bharti Airtel, Ltd., interim shares[1]	836,308	3,967
	Bilibili, Inc., Class Z (ADR)[1,2]	516,206	23,952
	Bilibili, Inc., Class Z1	502,300	23,100
	Meta Platforms, Inc., Class A1	127,500	42,885
	Universal Music Group NV	1,312,633	37,032
	Tencent Holdings, Ltd.	507,687	29,742
	SoftBank Corp.	2,231,200	28,212
	Yandex NV, Class A1	313,000	18,937
	Ubisoft Entertainment SA1	277,800	13,622
	Vivendi SE	907,392	12,283
	Playtika Holding Corp.[1]	687,500	11,887
	SoftBank Group Corp.	224,200	10,591

			495,628

Consumer staples 3.56%	Kweichow Moutai Co., Ltd., Class A	224,223	72,122
	Danone SA	813,500	50,560
	Shiseido Company, Ltd.	840,700	46,877
	Treasury Wine Estates, Ltd.	4,601,735	41,448
	Swedish Match AB	3,167,673	25,247
	Heineken NV	201,973	22,732
	Kobe Bussan Co., Ltd.	572,700	22,180
	Inner Mongolia Yili Industrial Group Co., Ltd., Class A	2,653,503	17,262

American Funds Insurance Series	67

International Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples (continued)	CP ALL PCL, foreign registered shares	9,053,300	$ 16,083
	Chocoladefabriken Lindt & Sprüngli AG	97	13,008
	Dabur India, Ltd.	933,875	7,287
	Pernod Ricard SA	3,203	771

			335,577

Utilities 2.40%	ENN Energy Holdings, Ltd.	10,225,700	192,513
	China Gas Holdings, Ltd.	16,490,200	34,260

			226,773

Real estate 0.46%	ESR Cayman, Ltd.[1]	9,137,600	30,878
	Ayala Land, Inc.	17,500,000	12,595

			43,473

	Total common stocks (cost: $6,130,710,000)		8,392,499

Preferred securities 0.48%
Health care 0.28%	Grifols, SA, Class B, nonvoting non-registered preferred shares	2,274,930	26,185

Energy 0.19%	Petróleo Brasileiro SA (Petrobras), preferred nominative shares	3,516,231	17,960

Information technology 0.01%	Canva, Inc., Series A, noncumulative preferred shares[1,3,4,5]	422	719
	Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4,5]	18	30
	Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4,5]	1	2

			751

	Total preferred securities (cost: $60,867,000)		44,896

Rights & warrants 0.21%
Health care 0.21%	WuXi AppTec Co., Ltd., Class A, warrants, expire 2022[3,6]	896,000	16,671
	WuXi AppTec Co., Ltd., Class A, warrants, expire 2022[1,3,6]	179,200	3,334

	Total rights & warrants (cost: $20,683,000)		20,005

Short-term securities 11.14%
Money market investments 10.37%
	Capital Group Central Cash Fund 0.09%[7,8]	9,773,002	977,398

68	American Funds Insurance Series

International Fund  (continued)

Short-term securities (continued)	Shares	Value (000)

Money market investments purchased with collateral from securities on loan 0.77%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[7,9]	36,116,824	$ 36,116
Capital Group Central Cash Fund 0.09%[7,8,9]	340,557	34,059
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[7,9]	2,432,795	2,433

		72,608

Total short-term securities (cost: $1,049,900,000)		1,050,006

Total investment securities 100.83% (cost: $7,262,160,000)		9,507,406
Other assets less liabilities (0.83)%		(78,053)

Net assets 100.00%		$9,429,353

Investments in affiliates[8]
	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)

Short-term securities 10.73%
Money market investments 10.37%
Capital Group Central Cash Fund 0.09%[7]	$523,844	$3,582,752		$3,129,199	$(41)	$42	$ 977,398	$357
Money market investments purchased with collateral from securities on loan 0.36%
Capital Group Central Cash Fund 0.09%[7,9]	—	34,059	[10]				34,059	—	[11]

Total short-term securities							1,011,457

Total 10.73%					$(41)	$42	$1,011,457	$357

[1]	Security did not produce income during the last 12 months.

[2]

All or a portion of this security was on loan. The total value of all such securities was $77,301,000, which represented .82% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $47,175,000, which represented .50% of the net assets of the fund.

[4]	Value determined using significant unobservable inputs.

[5]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[6]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $38,212,000, which represented .41% of the net assets of the fund.

[7]	Rate represents the seven-day yield at 12/31/2021.

[8]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

[10]	Represents net activity. Refer to Note 5 for more information on securities lending.

[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Canva, Inc.	8/26/2021-11/4/2021	$8,215	$8,212	.09%

Canva, Inc., Series A, noncumulative preferred shares	11/4/2021	719	719	.01

Canva, Inc., Series A-3, noncumulative preferred shares	11/4/2021	31	30	.00

Canva, Inc., Series A-4, noncumulative preferred shares	11/4/2021	2	2	.00

Total private placement securities		$8,967	$8,963	.10%

American Funds Insurance Series	69

International Fund  (continued)

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

See notes to financial statements.

70	American Funds Insurance Series

New World Fund

Investment portfolio December 31, 2021

Common stocks 92.02%		Shares	Value (000)
Information technology 20.17%	Microsoft Corp.	420,372	$ 141,379
	Taiwan Semiconductor Manufacturing Company, Ltd.	4,075,000	90,582
	Silergy Corp.	348,094	63,222
	ASML Holding NV	57,498	46,262
	Adobe, Inc.[1]	73,627	41,751
	Broadcom, Inc.	60,139	40,017
	Keyence Corp.	61,500	38,644
	PagSeguro Digital, Ltd., Class A1	1,410,452	36,982
	Wolfspeed, Inc.[1]	304,599	34,045
	Micron Technology, Inc.	354,314	33,004
	Mastercard, Inc., Class A	68,940	24,772
	PayPal Holdings, Inc.[1]	121,076	22,833
	Apple, Inc.	125,754	22,330
	Tata Consultancy Services, Ltd.	352,077	17,706
	EPAM Systems, Inc.[1]	22,796	15,238
	Samsung Electronics Co., Ltd.	222,955	14,685
	NVIDIA Corp.	47,363	13,930
	Globant SA1	43,911	13,792
	Network International Holdings PLC[1]	2,759,352	10,913
	Nice, Ltd. (ADR)[1]	33,853	10,278
	Visa, Inc., Class A	45,183	9,792
	TELUS International (Cda), Inc., subordinate voting shares[1]	284,750	9,414
	Accenture PLC, Class A	22,622	9,378
	Advanced Micro Devices, Inc.[1]	64,798	9,324
	StoneCo, Ltd., Class A1	549,141	9,259
	Tokyo Electron, Ltd.	15,100	8,701
	MediaTek, Inc.	188,000	8,086
	Cognizant Technology Solutions Corp., Class A	87,827	7,792
	Kingdee International Software Group Co., Ltd.[1]	2,404,000	7,399
	Nokia Corp.[1]	1,085,362	6,888
	Atlassian Corp. PLC, Class A1	17,509	6,676
	Hexagon AB, Class B	363,645	5,781
	NXP Semiconductors NV	25,306	5,764
	Trimble, Inc.[1]	65,066	5,673
	Flat Glass Group Co., Ltd., Class H1	1,090,000	5,536
	Edenred SA	108,779	5,024
	Halma PLC	115,702	5,011
	ON Semiconductor Corp.[1]	51,169	3,475
	Logitech International SA	40,546	3,421
	Applied Materials, Inc.	20,087	3,161
	DLocal, Ltd., Class A1	84,459	3,014
	Amadeus IT Group SA, Class A, non-registered shares[1]	36,543	2,481
	KLA Corp.	5,471	2,353
	VeriSign, Inc.[1]	8,923	2,265
	Infosys Ltd.	80,946	2,056
	FleetCor Technologies, Inc.[1]	8,827	1,976
	Hamamatsu Photonics KK	29,000	1,850
	Hundsun Technologies Inc., Class A	166,577	1,624
	MKS Instruments, Inc.	9,065	1,579
	SAP SE	11,071	1,574
	Coforge, Ltd.	19,788	1,568
	Intel Corp.	29,635	1,526
	Infineon Technologies AG	28,823	1,338
	Aspen Technology, Inc.[1]	8,625	1,313
	Elastic NV, non-registered shares[1]	9,576	1,179
	Fabrinet, non-registered shares[1]	8,236	976
	Canva, Inc.[1,2,3,4]	385	656

			897,248

American Funds Insurance Series	71

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care 12.36%	Thermo Fisher Scientific, Inc.	84,675	$ 56,499
	Carl Zeiss Meditec AG, non-registered shares	188,815	39,736
	Abbott Laboratories	246,892	34,748
	WuXi Biologics (Cayman), Inc.[1]	2,774,600	32,932
	WuXi AppTec Co., Ltd., Class A	1,002,659	18,655
	WuXi AppTec Co., Ltd., Class H	526,300	9,112
	PerkinElmer, Inc.	123,409	24,813
	Jiangsu Hengrui Medicine Co., Ltd., Class A	2,454,512	19,529
	CanSino Biologics, Inc., Class H1,5	844,918	19,526
	Danaher Corp.	57,443	18,899
	BeiGene, Ltd. (ADR)[1]	59,844	16,214
	BeiGene, Ltd.[1]	49,700	1,026
	AstraZeneca PLC	141,480	16,618
	Eli Lilly and Company	54,577	15,075
	Shionogi & Co., Ltd.	198,200	14,000
	Laurus Labs, Ltd.	1,887,975	13,687
	Pharmaron Beijing Co., Ltd., Class H	420,600	6,489
	Pharmaron Beijing Co., Ltd., Class A	259,600	5,754
	CSL, Ltd.	53,148	11,241
	Zai Lab, Ltd. (ADR)[1]	176,391	11,086
	Angelalign Technology, Inc.[1,5]	334,600	10,702
	Novo Nordisk A/S, Class B	93,787	10,553
	Straumann Holding AG	4,857	10,325
	Olympus Corp.	430,700	9,920
	Notre Dame Intermédica Participações SA	840,623	9,108
	Hutchmed China, Ltd. (ADR)[1]	160,791	5,641
	Hutchmed China, Ltd.[1,5]	382,500	2,781
	Pfizer, Inc.	140,786	8,313
	Gland Pharma, Ltd.[1]	155,109	8,064
	Aier Eye Hospital Group Co., Ltd., Class A	1,159,131	7,689
	Medtronic PLC	71,546	7,401
	Zoetis, Inc., Class A	29,114	7,105
	Genus PLC	100,220	6,699
	Merck KGaA	22,956	5,933
	Hypera SA, ordinary nominative shares	1,113,589	5,652
	Alcon, Inc.	52,886	4,686
	Koninklijke Philips NV (EUR denominated)	109,015	4,067
	Hugel, Inc.[1]	27,502	3,551
	Hikma Pharmaceuticals PLC	111,853	3,360
	Grifols, SA, Class A, non-registered shares	170,956	3,284
	Rede D’Or Sao Luiz SA	394,309	3,174
	Asahi Intecc Co., Ltd.	138,900	2,984
	Align Technology, Inc.[1]	4,343	2,854
	Mettler-Toledo International, Inc.[1]	1,570	2,665
	HOYA Corp.	17,700	2,633
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A1	42,690	2,551
	bioMérieux SA	16,966	2,413
	Alibaba Health Information Technology, Ltd.[1]	2,324,000	1,964
	Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	106,133	1,855
	OdontoPrev SA, ordinary nominative shares	818,190	1,851
	Teva Pharmaceutical Industries, Ltd. (ADR)[1]	214,654	1,719
	Hangzhou Tigermed Consulting Co., Ltd., Class A	56,371	1,130
	Novartis AG	8,982	791
	Shandong Pharmaceutical Glass Co., Ltd., Class A	66,700	459

			549,516

Consumer discretionary 12.30%	MercadoLibre, Inc.[1]	44,884	60,522
	LVMH Moët Hennessy-Louis Vuitton SE	57,671	47,734
	General Motors Company[1]	676,073	39,638
	Li Ning Co., Ltd.	3,070,001	33,603
	Hermès International	18,779	32,839

72	American Funds Insurance Series

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Evolution AB	164,205	$ 23,373
	Xpeng, Inc., Class A (ADR)[1]	450,123	22,655
	EssilorLuxottica	92,076	19,628
	Pop Mart International Group, Ltd.	2,880,921	16,515
	YUM! Brands, Inc.	92,604	12,859
	PB Fintech, Ltd.[1]	926,770	11,848
	Midea Group Co., Ltd., Class A	1,021,982	11,836
	Booking Holdings, Inc.[1]	4,719	11,322
	Kering SA	13,841	11,139
	Grab Holdings, Ltd., Class A1,2,5,6	853,798	5,905
	Grab Holdings, Ltd., Class A1	729,973	5,205
	Compagnie Financière Richemont SA, Class A	66,042	9,926
	Trip.com Group, Ltd. (ADR)[1]	397,001	9,774
	NIKE, Inc., Class B	55,769	9,295
	China MeiDong Auto Holdings, Ltd.	1,784,000	9,197
	Galaxy Entertainment Group, Ltd.[1]	1,708,000	8,849
	Marriott International, Inc., Class A1	49,956	8,255
	JD.com, Inc., Class A1	219,200	7,702
	Zhongsheng Group Holdings, Ltd.	949,000	7,400
	Huazhu Group, Ltd. (ADR)[1]	194,464	7,261
	IDP Education, Ltd.	237,609	5,990
	Meituan, Class B1	205,500	5,940
	Lear Corp.	32,272	5,904
	Zomato, Ltd.[1]	3,016,710	5,576
	Industria de Diseño Textil, SA	170,304	5,532
	Americanas SA, ordinary nominative shares[1]	968,680	5,492
	Astra International Tbk PT	13,444,300	5,377
	Jumbo SA	367,791	5,276
	Tesla, Inc.[1]	4,687	4,953
	Aptiv PLC[1]	27,153	4,479
	Prosus NV, Class N	50,338	4,214
	Delivery Hero SE1	34,823	3,885
	adidas AG	12,069	3,479
	Airbnb, Inc., Class A1	19,887	3,311
	Melco Resorts & Entertainment, Ltd. (ADR)[1]	303,589	3,091
	Naspers, Ltd., Class N	19,719	3,059
	Lojas Americanas SA, ordinary nominative shares	2,808,200	2,980
	Entain PLC[1]	124,883	2,845
	Samsonite International SA1	1,399,200	2,842
	Maruti Suzuki India, Ltd.	27,362	2,734
	JD Health International, Inc.[1]	308,200	2,429
	Inchcape PLC	197,076	2,426
	Shangri-La Asia, Ltd.[1]	2,214,000	1,848
	Flutter Entertainment PLC[1]	11,607	1,837
	Alibaba Group Holding, Ltd.[1]	114,772	1,750
	Wynn Resorts, Ltd.[1]	17,044	1,449
	Stellantis NV	68,672	1,304
	Levi Strauss & Co., Class A	39,011	976
	Gree Electric Appliances, Inc. of Zhuhai, Class A	151,046	878
	Jiumaojiu International Holdings, Ltd.	239,000	420
	Cyrela Brazil Realty SA, ordinary nominative shares	119,389	338

			546,894

Financials 12.14%	Kotak Mahindra Bank, Ltd.	3,284,556	79,362
	Société Générale	1,170,149	40,240
	HDFC Bank, Ltd.	1,979,009	39,385
	HDFC Bank, Ltd. (ADR)	7,664	499
	AIA Group, Ltd.	3,837,600	38,683
	Ping An Insurance (Group) Company of China, Ltd., Class H	4,156,344	29,930
	Bajaj Finance, Ltd.	258,996	24,310
	Capitec Bank Holdings, Ltd.	176,311	22,569

American Funds Insurance Series	73

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	Sberbank of Russia PJSC (ADR)	1,393,147	$ 22,295
	UniCredit SpA	1,392,775	21,476
	B3 SA-Brasil, Bolsa, Balcao	10,710,109	21,420
	Banco Santander, SA	4,545,381	15,217
	S&P Global, Inc.	32,084	15,141
	ICICI Bank, Ltd. (ADR)	597,178	11,818
	ICICI Bank, Ltd.	144,197	1,436
	Bajaj Finserv, Ltd.	56,872	12,552
	HDFC Life Insurance Company, Ltd.	1,337,727	11,689
	Nu Holdings, Ltd., Class A1,2,5,6	971,370	8,109
	Nu Holdings, Ltd., Class A1	224,519	2,106
	Hong Kong Exchanges and Clearing, Ltd.	164,500	9,607
	Discovery, Ltd.[1]	997,261	8,985
	Moody’s Corp.	21,823	8,524
	Eurobank Ergasias Services and Holdings SA1	8,154,869	8,276
	TCS Group Holding PLC (GDR)	96,245	8,115
	China Merchants Bank Co., Ltd., Class H	868,000	6,740
	XP, Inc., Class A1	231,492	6,653
	AU Small Finance Bank, Ltd.[1]	472,800	6,593
	Fairfax Financial Holdings, Ltd., subordinate voting shares	12,724	6,259
	Industrial and Commercial Bank of China Ltd., Class H1	10,319,000	5,823
	Postal Savings Bank of China Co., Ltd., Class H	7,363,000	5,165
	DBS Group Holdings, Ltd.	184,073	4,461
	Banco Bilbao Vizcaya Argentaria, SA	738,810	4,416
	Lufax Holding, Ltd. (ADR)[1]	760,315	4,281
	Alpha Services and Holdings SA1	2,988,190	3,664
	Credicorp, Ltd.[1]	28,683	3,501
	Canara Bank[1]	1,280,630	3,445
	East Money Information Co., Ltd., Class A1	568,680	3,311
	Grupo Financiero Banorte, SAB de CV, Series O	413,062	2,683
	Futu Holdings, Ltd. (ADR)[1,5]	61,496	2,663
	Chubb, Ltd.	13,538	2,617
	Axis Bank, Ltd.[1]	210,286	1,920
	China Construction Bank Corp., Class H	2,259,000	1,564
	Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B	1,336,017	1,536
	Moscow Exchange MICEX-RTS PJSC	438,203	894

			539,933

Communication services 8.13%	Alphabet, Inc., Class C1	19,487	56,388
	Alphabet, Inc., Class A1	4,282	12,405
	Sea, Ltd., Class A (ADR)[1]	240,744	53,857
	Tencent Holdings, Ltd.	770,700	45,150
	Meta Platforms, Inc., Class A1	129,909	43,695
	Netflix, Inc.[1]	52,882	31,858
	América Móvil, SAB de CV, Series L (ADR)	1,213,470	25,616
	Yandex NV, Class A1	361,818	21,890
	Bharti Airtel, Ltd.[1]	1,730,201	15,916
	Bharti Airtel, Ltd., interim shares[1]	80,154	380
	Activision Blizzard, Inc.	151,781	10,098
	Vodafone Group PLC	6,525,800	9,916
	Bilibili, Inc., Class Z1	172,746	7,945
	Bilibili, Inc., Class Z (ADR)[1,5]	26,258	1,218
	MTN Group, Ltd.[1]	727,754	7,796
	NetEase, Inc.	163,100	3,295
	NetEase, Inc. (ADR)	29,800	3,033
	JCDecaux SA1	176,638	4,424

74	American Funds Insurance Series

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Communication services (continued)	Indus Towers, Ltd.	1,319,168	$ 4,406
	Informa PLC[1]	230,790	1,614
	SoftBank Group Corp.	14,000	661

			361,561

Industrials 7.80%	Airbus SE, non-registered shares[1]	352,550	45,099
	IMCD NV	105,137	23,305
	Contemporary Amperex Technology Co., Ltd., Class A	192,095	17,722
	Shenzhen Inovance Technology Co., Ltd., Class A	1,580,674	17,014
	Wizz Air Holdings PLC[1]	294,372	16,687
	Safran SA	129,764	15,905
	International Container Terminal Services, Inc.	4,031,020	15,810
	Larsen & Toubro Ltd.[1]	584,155	14,899
	DSV A/S	62,716	14,666
	Copa Holdings, SA, Class A1	168,055	13,891
	General Electric Co.	132,056	12,475
	Nidec Corp.	105,100	12,353
	Rumo SA1	3,555,478	11,337
	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	2,344,924	9,308
	Carrier Global Corp.	140,000	7,594
	Daikin Industries, Ltd.	33,200	7,530
	TransDigm Group, Inc.[1]	10,897	6,933
	SMC Corp.	10,100	6,813
	Ryanair Holdings PLC (ADR)[1]	64,996	6,651
	Spirax-Sarco Engineering PLC	27,742	6,027
	Interpump Group SpA	80,948	5,940
	InPost SA1	464,249	5,602
	CCR SA, ordinary nominative shares	2,373,378	4,938
	Boeing Company[1]	23,092	4,649
	Centre Testing International Group Co., Ltd.	1,045,396	4,407
	ZTO Express (Cayman), Inc., Class A (ADR)	148,533	4,192
	Havells India, Ltd.	196,876	3,700
	Raytheon Technologies Corp.	42,943	3,696
	Epiroc AB, Class B	173,137	3,673
	ABB, Ltd.	79,535	3,046
	Fluidra, SA, non-registered shares	74,576	2,989
	AirTAC International Group[1]	78,000	2,876
	Hitachi, Ltd.	52,900	2,865
	Atlas Copco AB, Class B	34,239	2,017
	Air Lease Corp., Class A	43,438	1,921
	Bharat Electronics Ltd.[1]	678,933	1,918
	Bureau Veritas SA	54,130	1,798
	China Merchants Port Holdings Co., Ltd.	768,000	1,399
	Experian PLC	27,683	1,361
	Haitian International Holdings, Ltd.	236,000	655
	United Airlines Holdings, Inc.[1]	14,717	644
	Hefei Meyer Optoelectronic Technology, Inc., Class A	97,000	570

			346,875

Materials 7.64%	Vale SA, ordinary nominative shares	2,398,005	33,564
	Vale SA, ordinary nominative shares (ADR)	2,372,563	33,263
	First Quantum Minerals, Ltd.	2,097,826	50,201
	Freeport-McMoRan, Inc.	756,454	31,567
	Sika AG	69,369	28,944
	Asian Paints, Ltd.	537,055	24,441
	Barrick Gold Corp.	514,267	9,771
	Fortescue Metals Group, Ltd.	679,678	9,499
	Linde PLC	26,140	9,056
	Albemarle Corp.	38,585	9,020
	Shin-Etsu Chemical Co., Ltd.	49,500	8,572

American Funds Insurance Series	75

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Materials (continued)	Shree Cement, Ltd.	22,299	$ 8,096
	Givaudan SA	1,501	7,894
	BASF SE	107,641	7,571
	Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	912,393	7,542
	Koninklijke DSM NV	32,787	7,391
	Wacker Chemie AG1	36,435	5,459
	Pidilite Industries, Ltd.[1]	144,558	4,789
	Ivanhoe Mines Ltd., Class A1	571,589	4,663
	LANXESS AG	73,268	4,546
	Yunnan Energy New Material Co., Ltd., Class A	107,800	4,235
	Shandong Sinocera Functional Material Co., Ltd., Class A	626,700	4,186
	Loma Negra Compania Industrial Argentina SA (ADR)[1]	565,048	3,769
	SKSHU Paint Co., Ltd., Class A1	148,265	3,237
	Arkema SA	21,254	2,997
	SIG Combibloc Group AG	98,307	2,747
	Alrosa PJSC	1,417,398	2,318
	CCL Industries, Inc., Class B, nonvoting shares	39,906	2,140
	Amcor PLC (CDI)	163,846	1,969
	Navin Fluorine International, Ltd.	25,041	1,411
	Celanese Corp.	7,800	1,311
	Umicore SA	29,864	1,215
	Impala Platinum Holdings, Ltd.	70,922	1,001
	Anglo American PLC	22,331	912
	Chr. Hansen Holding A/S	7,302	576

			339,873

Consumer staples 5.33%	Kweichow Moutai Co., Ltd., Class A	210,707	67,774
	Bunge, Ltd.	158,997	14,844
	Nestlé SA	101,606	14,211
	Constellation Brands, Inc., Class A	52,891	13,274
	Anheuser-Busch InBev SA/NV	188,368	11,403
	British American Tobacco PLC	270,437	10,006
	Carlsberg A/S, Class B	53,193	9,198
	Avenue Supermarts, Ltd.[1]	134,844	8,474
	Pernod Ricard SA	34,703	8,356
	Wuliangye Yibin Co., Ltd., Class A	213,271	7,451
	Raia Drogasil SA, ordinary nominative shares	1,495,270	6,523
	Reckitt Benckiser Group PLC	63,575	5,457
	ITC, Ltd.	1,831,504	5,372
	Foshan Haitian Flavouring and Food Co., Ltd., Class A	302,930	4,996
	Heineken NV	40,609	4,571
	Dabur India, Ltd.	537,445	4,194
	Inner Mongolia Yili Industrial Group Co., Ltd., Class A	526,400	3,424
	L’Oréal SA, non-registered shares	6,898	3,274
	Yihai International Holding, Ltd.	677,000	3,130
	Arca Continental, SAB de CV	466,800	2,976
	Monde Nissin Corp.[1]	8,712,500	2,768
	Mondelez International, Inc.	41,527	2,754
	Shiseido Company, Ltd.	45,000	2,509
	X5 Retail Group NV (GDR)	93,180	2,434
	Kimberly-Clark de México, SAB de CV, Class A	1,578,095	2,390
	Kimberly-Clark Corp.	16,061	2,295
	Monster Beverage Corp.[1]	21,924	2,106
	United Spirits, Ltd.[1]	167,058	2,019
	Fomento Económico Mexicano, SAB de CV	239,333	1,862
	Herbalife Nutrition, Ltd.[1]	42,822	1,753
	Unilever PLC (EUR denominated)	32,294	1,730
	Danone SA	23,668	1,471

76	American Funds Insurance Series

New World Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples (continued)	Uni-Charm Corp.	26,400	$ 1,147
	Diageo PLC	11,617	635
	Wal-Mart de México, SAB de CV, Series V	122,379	455

			237,236

Energy 3.21%	Reliance Industries, Ltd.	2,645,387	84,275
	Petróleo Brasileiro SA (Petrobras), ordinary nominative shares (ADR)	2,357,177	25,882
	Gazprom PJSC (ADR)	806,244	7,450
	TotalEnergies SE	132,741	6,745
	New Fortress Energy, Inc., Class A5	251,163	6,063
	Rosneft Oil Company PJSC (GDR)	612,982	4,929
	Royal Dutch Shell PLC, Class B	146,347	3,214
	Chevron Corp.	22,384	2,627
	BP PLC	333,742	1,493

			142,678

Utilities 1.54%	ENN Energy Holdings, Ltd.	2,017,300	37,979
	AES Corp.	543,971	13,218
	Engie SA	613,910	9,096
	China Gas Holdings, Ltd.	2,276,000	4,729
	Enel SpA	389,325	3,123
	China Resources Gas Group, Ltd.	100,000	565

			68,710

Real estate 1.40%	American Tower Corp. REIT	45,487	13,305
	Macrotech Developers, Ltd.[1]	766,547	12,720
	ESR Cayman, Ltd.[1]	2,925,400	9,886
	BR Malls Participacoes SA, ordinary nominative shares[1]	4,194,387	6,258
	CK Asset Holdings, Ltd.	914,000	5,761
	Shimao Services Holdings, Ltd.	6,485,187	4,508
	CTP NV	210,395	4,479
	China Overseas Land & Investment, Ltd.	967,000	2,289
	Sunac Services Holdings, Ltd.	1,548,496	1,579
	Longfor Group Holdings, Ltd.	296,000	1,393

			62,178

	Total common stocks (cost: $2,592,259,000)		4,092,702

Preferred securities 0.93%
Consumer discretionary 0.24%	Volkswagen AG, nonvoting preferred shares	34,472	6,965
	Getir BV, Series H, preferred shares[1,2,3,4]	7,768	3,500

			10,465

Materials 0.23%	Gerdau SA, preferred nominative shares	2,088,351	10,221

Industrials 0.20%	GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]	1,367,880	4,182
	GOL Linhas Aéreas Inteligentes SA, preferred nominative shares (ADR)[1,5]	72,525	439
	Azul SA, preferred nominative shares (ADR)[1]	337,989	4,461

			9,082

American Funds Insurance Series	77

New World Fund  (continued)

Preferred securities (continued)		Shares	Value (000)
Real estate 0.19%	QuintoAndar, Ltd., Series E, preferred shares[1,2,3,4]	32,657	$ 6,672
	QuintoAndar, Ltd., Series E-1, preferred shares[1,2,3,4]	8,400	1,716
	Ayala Land, Inc., preferred shares[2,3]	15,000,000	—	[7]

			8,388

Health care 0.05%	Grifols, SA, Class B, nonvoting non-registered preferred shares	179,977	2,072

Energy 0.02%	Petróleo Brasileiro SA (Petrobras), preferred nominative shares	189,783	969

Information technology 0.00%	Canva, Inc., Series A, noncumulative preferred shares[1,2,3,4]	34	58
	Canva, Inc., Series A-3, noncumulative preferred shares[1,2,3,4]	1	2

			60

	Total preferred securities (cost: $33,445,000)		41,257

Rights & warrants 0.02%
Materials 0.02%	Shandong Sinocera Functional Material Co., Ltd., Class A, warrants, expire 2022[1,2,6]	124,600	832

Consumer discretionary 0.00%	Compagnie Financière Richemont SA, Class A, warrants, expire 2023[1]	105,741	116

	Total rights & warrants (cost: $837,000)		948

Bonds, notes & other debt instruments 2.57%		Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 2.16%
	Abu Dhabi (Emirate of) 2.50% 2029[6]	$ 1,000	1,040
	Abu Dhabi (Emirate of) 1.70% 2031[6]	455	443
	Angola (Republic of) 8.00% 2029[6]	2,270	2,246
	Argentine Republic 1.00% 2029	385	140
	Argentine Republic 0.50% 2030 (0.75% on 7/9/2023)[8]	2,672	942
	Argentine Republic 1.125% 2035 (1.50% on 7/9/2022)[8]	4,190	1,346
	Argentine Republic 2.00% 2038 (3.875% on 7/9/2022)[8]	1,318	501
	Argentine Republic 2.50% 2041 (3.50% on 7/9/2022)[8]	5,900	2,092
	Armenia (Republic of) 7.15% 2025	490	548
	Bahrain (Kingdom of) 6.75% 2029[6]	500	540
	Belarus (Republic of) 6.875% 2023	1,775	1,760
	Belarus (Republic of) 5.875% 2026	230	204
	Belarus (Republic of) 7.625% 2027	335	309
	Colombia (Republic of) 4.50% 2026	280	294
	Colombia (Republic of) 3.25% 2032	900	811
	Colombia (Republic of) 7.375% 2037	1,090	1,273
	Colombia (Republic of) 4.125% 2051	350	285
	Costa Rica (Republic of) 6.125% 2031[6]	1,250	1,266
	Costa Rica (Republic of) 6.125% 2031	393	398
	Cote d’Ivoire (Republic of) 4.875% 2032	€ 150	165
	Dominican Republic 6.875% 2026	$ 370	422
	Dominican Republic 8.625% 2027[6]	575	687
	Dominican Republic 11.375% 2029	DOP12,800	278
	Dominican Republic 5.30% 2041[6]	$ 303	300
	Dominican Republic 7.45% 2044	1,400	1,661
	Dominican Republic 7.45% 2044[6]	1,125	1,335

78	American Funds Insurance Series

New World Fund  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
Dominican Republic 6.85% 2045	$ 320	$ 354
Dominican Republic 5.875% 2060[6]	280	270
Egypt (Arab Republic of) 5.75% 2024[6]	450	469
Egypt (Arab Republic of) 5.625% 2030	€ 260	268
Egypt (Arab Republic of) 5.875% 2031[6]	$ 365	324
Egypt (Arab Republic of) 7.625% 2032[6]	1,140	1,083
Egypt (Arab Republic of) 8.50% 2047	1,200	1,067
Egypt (Arab Republic of) 8.15% 2059[6]	900	771
Ethiopia (Federal Democratic Republic of) 6.625% 2024	1,430	975
Export-Import Bank of India 3.25% 2030	1,180	1,203
Georgia (Republic of) 2.75% 2026[6]	375	374
Ghana (Republic of) 8.125% 2026	315	292
Ghana (Republic of) 6.375% 2027	485	411
Ghana (Republic of) 7.875% 2027	200	176
Ghana (Republic of) 7.75% 2029[6]	1,125	945
Ghana (Republic of) 8.125% 2032	1,880	1,542
Honduras (Republic of) 6.25% 2027	1,600	1,736
Hungary (Republic of) 2.125% 2031[6]	770	759
Indonesia (Republic of) 6.625% 2037	700	979
Indonesia (Republic of) 5.25% 2042	840	1,056
Iraq (Republic of) 6.752% 2023	960	974
Jordan (Hashemite Kingdom of) 4.95% 2025[6]	600	621
Jordan (Hashemite Kingdom of) 5.75% 2027[6]	1,530	1,612
Jordan (Hashemite Kingdom of) 5.75% 2027	200	211
Kazakhstan (Republic of) 6.50% 2045[6]	800	1,149
Kenya (Republic of) 7.25% 2028	400	432
Kenya (Republic of) 8.25% 2048[6]	2,000	2,038
Malaysia (Federation of), Series 0419, 3.828% 2034	MYR430	103
Malaysia (Federation of), Series 0418, 4.893% 2038	1,150	302
Oman (Sultanate of) 4.875% 2025[6]	$ 202	211
Oman (Sultanate of) 5.375% 2027	750	787
Oman (Sultanate of) 6.25% 2031[6]	890	975
Pakistan (Islamic Republic of) 8.25% 2025[6]	410	445
Pakistan (Islamic Republic of) 6.00% 2026[6]	380	381
Pakistan (Islamic Republic of) 6.875% 2027[6]	1,050	1,062
Pakistan (Islamic Republic of) 7.875% 2036	400	388
Panama (Republic of) 3.75% 2026[6]	1,380	1,468
Panama (Republic of) 4.50% 2047	1,155	1,276
Panama (Republic of) 4.50% 2050	400	442
Panama (Republic of) 4.30% 2053	400	431
Paraguay (Republic of) 5.00% 2026[6]	500	556
Paraguay (Republic of) 4.70% 2027[6]	800	889
Paraguay (Republic of) 4.70% 2027	500	556
Paraguay (Republic of) 4.95% 2031	320	360
Peru (Republic of) 3.00% 2034	425	424
Peru (Republic of) 6.55% 2037	1,070	1,462
Peru (Republic of) 3.55% 2051	370	386
Peru (Republic of) 2.78% 2060	565	497
PETRONAS Capital, Ltd. 4.55% 2050[6]	400	497
Philippines (Republic of) 1.648% 2031	780	757
Philippines (Republic of) 6.375% 2034	820	1,141
Philippines (Republic of) 3.95% 2040	900	1,007
Philippines (Republic of) 2.95% 2045	790	781
PT Indonesia Asahan Aluminium Tbk 6.757% 2048	200	256
Qatar (State of) 4.50% 2028[6]	2,335	2,686
Qatar (State of) 4.50% 2028	800	920
Romania 2.00% 2032	€ 1,375	1,458
Romania 2.00% 2033	530	551
Romania 5.125% 2048[6]	$ 720	852
Russian Federation 4.25% 2027	1,000	1,083
Russian Federation 4.375% 2029[6]	800	883

American Funds Insurance Series	79

New World Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
	Russian Federation 5.10% 2035	$ 1,600	$ 1,890
	Russian Federation 5.25% 2047	1,000	1,269
	Senegal (Republic of) 4.75% 2028	€ 1,100	1,273
	Serbia (Republic of) 3.125% 2027	850	1,034
	South Africa (Republic of) 5.875% 2030	$ 1,710	1,910
	Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	650	591
	Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	450	239
	Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	700	364
	Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	1,270	651
	Sri Lanka (Democratic Socialist Republic of) 7.55% 2030	800	402
	Sri Lanka (Democratic Socialist Republic of) 7.55% 2030[6]	500	251
	Tunisia (Republic of) 6.75% 2023	€ 310	296
	Tunisia (Republic of) 6.75% 2023	215	205
	Tunisia (Republic of) 5.625% 2024	710	644
	Tunisia (Republic of) 5.75% 2025	$ 875	671
	Turkey (Republic of) 6.375% 2025	475	465
	Turkey (Republic of) 11.875% 2030	800	1,002
	Turkey (Republic of) 5.875% 2031	1,170	1,042
	Turkey (Republic of) 4.875% 2043	1,000	769
	Turkey (Republic of) 5.75% 2047	2,205	1,787
	Ukraine 8.994% 2024	200	200
	Ukraine 7.75% 2027	2,328	2,216
	Ukraine 9.75% 2028	700	710
	Ukraine 7.375% 2032	2,180	1,951
	United Mexican States 4.50% 2029	550	613
	United Mexican States 4.75% 2032	870	986
	United Mexican States 4.75% 2044	1,090	1,191
	United Mexican States 3.75% 2071	400	361
	United Mexican States, Series M, 7.50% 2027	MXN19,000	931
	Venezuela (Bolivarian Republic of) 7.00% 2018[9]	$ 64	4
	Venezuela (Bolivarian Republic of) 7.75% 2019[9]	1,149	75
	Venezuela (Bolivarian Republic of) 6.00% 2020[9]	950	62
	Venezuela (Bolivarian Republic of) 12.75% 2022[9]	85	6
	Venezuela (Bolivarian Republic of) 9.00% 2023[9]	1,383	90
	Venezuela (Bolivarian Republic of) 8.25% 2024[9]	299	19
	Venezuela (Bolivarian Republic of) 7.65% 2025[9]	129	8
	Venezuela (Bolivarian Republic of) 11.75% 2026[9]	64	4
	Venezuela (Bolivarian Republic of) 9.25% 2027[9]	170	11
	Venezuela (Bolivarian Republic of) 9.25% 2028[9]	319	21
	Venezuela (Bolivarian Republic of) 11.95% 2031[9]	106	7
	Venezuela (Bolivarian Republic of) 7.00% 2038[9]	107	7

			95,878

Corporate bonds, notes & loans 0.41%
Energy 0.12%	Oleoducto Central SA 4.00% 2027[6]	255	254
	Petrobras Global Finance Co. 5.60% 2031	780	828
	Petrobras Global Finance Co. 6.85% 2115	314	312
	Petróleos Mexicanos 6.875% 2026	755	831
	Petróleos Mexicanos 7.47% 2026	MXN2,800	124
	Petróleos Mexicanos 6.49% 2027	$ 1,490	1,590
	Petróleos Mexicanos 6.70% 2032[6]	622	630
	Sinopec Group Overseas Development (2018), Ltd. 3.10% 2051[6]	630	606

			5,175

Materials 0.08%	Braskem Idesa SAPI 7.45% 2029	775	804
	Braskem Idesa SAPI 7.45% 2029[6]	300	311
	Braskem Idesa SAPI 6.99% 2032[6]	350	352
	CSN Islands XI Corp. 6.75% 2028	600	633

80	American Funds Insurance Series

New World Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Materials (continued)	CSN Resources SA 7.625% 2026	$ 575	$ 604
	GC Treasury Center Co., Ltd. 2.98% 2031[6]	200	203
	Sasol Financing USA, LLC 5.875% 2024	500	522

			3,429

Financials 0.07%	Bangkok Bank PCL 3.733% 2034
	(5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[8]	1,140	1,167
	HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds
	(5-Year UST Yield Curve Rate T Note Constant Maturity on 2/25/2027)[6,8]	600	600
	Power Financial Corp., Ltd. 5.25% 2028	425	477
	Power Financial Corp., Ltd. 6.15% 2028	432	509
	Power Financial Corp., Ltd. 4.50% 2029	273	292
	Power Financial Corp., Ltd. 3.35% 2031	310	306

			3,351

Consumer discretionary 0.04%	Alibaba Group Holding, Ltd. 2.125% 2031	263	254
	Alibaba Group Holding, Ltd. 3.15% 2051	610	572
	Meituan Dianping 3.05% 2030[6]	700	649
	Sands China, Ltd. 4.375% 2030	220	225

			1,700

Communication services 0.03%	Axiata SPV5 Labuan, Ltd. 3.064% 2050	357	343
	PLDT, Inc. 2.50% 2031	210	209
	Tencent Holdings, Ltd. 3.975% 2029	400	435
	Tencent Holdings, Ltd. 3.24% 2050[6]	580	548

			1,535

Utilities 0.03%	AES Panama Generation Holdings SRL 4.375% 2030[6]	280	292
	Empresas Publicas de Medellin ESP 4.25% 2029[6]	412	392
	Empresas Publicas de Medellin ESP 4.375% 2031[6]	360	339
	Instituto Costarricense de Electricidad 6.75% 2031[6]	235	238

			1,261

Industrials 0.02%	Empresa de Transporte de Pasajeros Metro SA 4.70% 2050[6]	270	314
	Mexico City Airport Trust 4.25% 2026	675	716

			1,030

Consumer staples 0.02%	MARB BondCo PLC 3.95% 2031[6]	600	574
	Marfrig Global Foods SA 3.95% 2031	320	306
			880
	Total corporate bonds, notes & loans		18,361

	Total bonds, notes & other debt instruments (cost: $116,959,000)		114,239

Short-term securities 5.08%		Shares
Money market investments 4.87%
	Capital Group Central Cash Fund 0.09%[10,11]	2,167,420	216,764

American Funds Insurance Series	81

New World Fund  (continued)

Short-term securities (continued)	Shares	Value (000)

Money market investments purchased with collateral from securities on loan 0.21%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[10,12]	4,512,604	$4,513
Capital Group Central Cash Fund 0.09%[10,11,12]	42,551	4,255
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[10,12]	303,965	304

		9,072

Total short-term securities (cost: $225,820,000)		225,836

Total investment securities 100.62% (cost: $2,969,320,000)		4,474,982
Other assets less liabilities (0.62)%		(27,538)

Net assets 100.00%		$4,447,444

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2021 (000)
2 Year U.S. Treasury Note Futures	Short	20	March 2022	$(4,363)	$3
10 Year Ultra U.S. Treasury Note Futures	Short	89	March 2022	(13,033)	(175)
30 Year Ultra U.S. Treasury Bond Futures	Long	40	March 2022	7,885	136

					$(36)

Forward currency contracts

				Unrealized
Contract amount				depreciation
Currency purchased	Currency sold		Settlement	at 12/31/2021
(000)	(000)	Counterparty	date	(000)
USD 3,203	EUR 2,830	Morgan Stanley	1/20/2022		$(20)

Investments in affiliates[11]

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)

Short-term securities 4.97%
Money market investments 4.87%
Capital Group Central Cash Fund 0.09%[10]	$224,497	$672,312		$680,036	$(17)	$8	$216,764	$180

Money market investments purchased with collateral from securities on loan 0.10%
Capital Group Central Cash Fund 0.09%[10,12]	—	4,255	[13]				4,255	—	[14]

Total short-term securities							221,019

Total 4.97%					$(17)	$8	$221,019	$180

82	American Funds Insurance Series

New World Fund  (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $27,450,000, which represented .62% of the net assets of the fund.

[3]	Value determined using significant unobservable inputs.

[4]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[5]

All or a portion of this security was on loan. The total value of all such securities was $13,375,000, which represented .30% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[6]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $50,576,000, which represented 1.14% of the net assets of the fund.

[7]	Amount less than one thousand.

[8]	Step bond; coupon rate may change at a later date.

[9]	Scheduled interest and/or principal payment was not received.

10	Rate represents the seven-day yield at 12/31/2021.

11	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

12	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

13	Represents net activity. Refer to Note 5 for more information on securities lending.

14	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
QuintoAndar, Ltd., Series E, preferred shares	5/26/2021	$5,258	$6,672	.15%
QuintoAndar, Ltd., Series E-1, preferred shares	12/20/2021	1,716	1,716	.04
Getir BV, Series H, preferred shares	5/27/2021	3,500	3,500	.08
Canva, Inc.	8/26/2021 -11/4/2021	656	656	.01
Canva, Inc., Series A, noncumulative preferred shares	11/4/2021	58	58	.00
Canva, Inc., Series A-3, noncumulative preferred shares	11/4/2021	2	2	.00

Total private placement securities		$11,190	$12,604	.28%

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

DOP = Dominican pesos

EUR/€ = Euros

GDR = Global Depositary Receipts

MXN = Mexican pesos

MYR = Malaysian ringgits

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	83

Washington Mutual Investors Fund

(formerly Blue Chip Income and Growth Fund)

Investment portfolio December 31, 2021

Common stocks 96.23%		Shares	Value (000)
Information technology 19.89%	Microsoft Corp.	2,119,959	$ 712,985
	Broadcom, Inc.	1,065,092	708,723
	Intel Corp.	2,789,923	143,681
	Apple, Inc.	749,784	133,139
	ASML Holding NV (New York registered) (ADR)	153,042	121,843
	Fidelity National Information Services, Inc.	711,905	77,704
	Automatic Data Processing, Inc.	190,131	46,882
	Visa, Inc., Class A	216,121	46,836
	KLA Corp.	98,220	42,245
	TE Connectivity, Ltd.	261,752	42,231
	Applied Materials, Inc.	259,883	40,895
	NetApp, Inc.	309,233	28,446
	Paychex, Inc.	202,151	27,594
	Mastercard, Inc., Class A	64,786	23,279
	Motorola Solutions, Inc.	74,097	20,132
	Texas Instruments, Inc.	94,512	17,813
	QUALCOMM, Inc.	91,773	16,783
	SAP SE (ADR)	114,413	16,030
	EPAM Systems, Inc.[1]	9,314	6,226
	Analog Devices, Inc.	23,155	4,070
	Micron Technology, Inc.	26,591	2,477

			2,280,014

Health care 17.48%	UnitedHealth Group, Inc.	888,053	445,927
	Pfizer, Inc.	4,243,621	250,586
	CVS Health Corp.	2,273,753	234,560
	Johnson & Johnson	1,100,169	188,206
	Gilead Sciences, Inc.	1,685,700	122,399
	Humana, Inc.	219,366	101,755
	Abbott Laboratories	702,616	98,886
	AstraZeneca PLC (ADR)	1,578,818	91,966
	Eli Lilly and Company	280,377	77,446
	Anthem, Inc.	165,153	76,555
	Danaher Corp.	209,822	69,034
	Cigna Corp.	277,429	63,706
	Thermo Fisher Scientific, Inc.	60,232	40,189
	GlaxoSmithKline PLC (ADR)[2]	652,446	28,773
	Zimmer Biomet Holdings, Inc.	146,753	18,643
	Merck & Co., Inc.	213,407	16,355
	Novo Nordisk A/S, Class B (ADR)	145,965	16,348
	Zoetis, Inc., Class A	55,996	13,665
	Edwards Lifesciences Corp.[1]	89,412	11,583
	Molina Healthcare, Inc.[1]	34,690	11,034
	Baxter International, Inc.	119,734	10,278
	Roche Holding AG (ADR)	191,483	9,898
	Viatris, Inc.	309,977	4,194
	Novartis AG (ADR)	29,792	2,606

			2,004,592

Financials 17.07%	BlackRock, Inc.	280,862	257,146
	Marsh & McLennan Companies, Inc.	1,477,641	256,844
	CME Group, Inc., Class A	952,534	217,616
	JPMorgan Chase & Co.	1,276,682	202,163
	PNC Financial Services Group, Inc.	572,524	114,802
	Bank of America Corp.	2,241,996	99,746
	Intercontinental Exchange, Inc.	622,909	85,195
	Discover Financial Services	710,447	82,099
	Capital One Financial Corp.	534,375	77,532
	S&P Global, Inc.	132,929	62,733

84	American Funds Insurance Series

Washington Mutual Investors Fund  (continued)

(formerly Blue Chip Income and Growth Fund)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	Nasdaq, Inc.	280,604	$ 58,930
	Toronto-Dominion Bank	677,251	51,932
	Truist Financial Corp.	839,908	49,177
	Citizens Financial Group, Inc.	1,015,007	47,959
	Travelers Companies, Inc.	306,249	47,906
	Bank of Nova Scotia	639,317	45,833
	Carlyle Group, Inc.	618,714	33,967
	KeyCorp	1,344,377	31,095
	KKR & Co., Inc.	347,190	25,866
	Moody’s Corp.	65,889	25,735
	Citigroup, Inc.	401,962	24,274
	Wells Fargo & Company	431,515	20,704
	Brookfield Asset Management, Inc., Class A	265,562	16,035
	Fifth Third Bancorp	305,209	13,292
	Everest Re Group, Ltd.	31,161	8,536

			1,957,117

Industrials 9.41%	CSX Corp.	3,819,151	143,600
	Northrop Grumman Corp.	296,717	114,850
	Lockheed Martin Corp.	290,616	103,288
	L3Harris Technologies, Inc.	479,967	102,348
	Union Pacific Corp.	378,488	95,353
	Honeywell International, Inc.	368,630	76,863
	Norfolk Southern Corp.	241,487	71,893
	Caterpillar, Inc.	237,788	49,160
	United Parcel Service, Inc., Class B	219,625	47,075
	Raytheon Technologies Corp.	527,082	45,361
	ABB, Ltd. (ADR)	904,226	34,514
	PACCAR, Inc.	390,000	34,421
	Equifax, Inc.	117,351	34,359
	Waste Connections, Inc.	225,408	30,716
	Republic Services, Inc.	157,677	21,988
	Rockwell Automation	41,625	14,521
	Johnson Controls International PLC	138,993	11,302
	HEICO Corp.	71,986	10,382
	RELX PLC (ADR)	287,360	9,371
	Air Lease Corp., Class A	181,058	8,008
	Cummins, Inc.	31,699	6,915
	BAE Systems PLC (ADR)	169,388	5,045
	Nidec Corp. (ADR)	118,363	3,493
	Carrier Global Corp.	63,835	3,462

			1,078,288

Communication services 7.47%	Comcast Corp., Class A	7,950,389	400,143
	Alphabet, Inc., Class C1	43,510	125,900
	Alphabet, Inc., Class A1	23,911	69,271
	Meta Platforms, Inc., Class A1	298,493	100,398
	Verizon Communications, Inc.	1,546,894	80,377
	Activision Blizzard, Inc.	725,837	48,290
	AT&T, Inc.	1,106,412	27,218
	Electronic Arts, Inc.	40,638	5,360

			856,957

Consumer discretionary 6.26%	Home Depot, Inc.	616,054	255,669
	General Motors Company[1]	2,264,999	132,797
	Darden Restaurants, Inc.	479,164	72,181
	VF Corp.	800,122	58,585

American Funds Insurance Series	85

Washington Mutual Investors Fund (continued)

(formerly Blue Chip Income and Growth Fund)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Dollar General Corp.	159,611	$ 37,641
	Wynn Resorts, Ltd.[1]	372,936	31,714
	Amazon.com, Inc.[1]	6,764	22,553
	TJX Companies, Inc.	294,695	22,373
	Chipotle Mexican Grill, Inc.[1]	9,904	17,315
	Marriott International, Inc., Class A1	90,940	15,027
	NIKE, Inc., Class B	72,869	12,145
	YUM! Brands, Inc.	61,975	8,606
	Starbucks Corp.	64,559	7,551
	McDonald’s Corp.	27,667	7,417
	Target Corp.	27,747	6,422
	Royal Caribbean Cruises, Ltd.[1]	77,150	5,933
	Domino’s Pizza, Inc.	6,418	3,622

			717,551

Consumer staples 5.61%	Nestlé SA (ADR)	853,271	119,774
	Keurig Dr Pepper, Inc.	2,043,845	75,336
	Archer Daniels Midland Company	1,094,208	73,958
	Mondelez International, Inc.	1,071,593	71,057
	Conagra Brands, Inc.	1,241,167	42,386
	Hormel Foods Corp.	743,373	36,284
	Procter & Gamble Company	207,613	33,961
	Church & Dwight Co., Inc.	294,392	30,175
	Reckitt Benckiser Group PLC (ADR)	1,711,879	29,958
	Kraft Heinz Company	782,631	28,097
	Costco Wholesale Corp.	44,478	25,250
	General Mills, Inc.	372,233	25,081
	Unilever PLC (ADR)	375,851	20,217
	Walgreens Boots Alliance, Inc.	351,887	18,355
	Kimberly-Clark Corp.	59,250	8,468
	Danone (ADR)	426,506	5,284

			643,641

Energy 4.36%	Chevron Corp.	937,492	110,015
	Pioneer Natural Resources Company	446,017	81,121
	Baker Hughes Co., Class A	3,073,144	73,940
	ConocoPhillips	935,811	67,547
	EOG Resources, Inc.	684,148	60,773
	Exxon Mobil Corp.	511,484	31,298
	Coterra Energy, Inc.	1,132,982	21,527
	Enbridge, Inc.	496,460	19,401
	TC Energy Corp.	398,990	18,569
	Valero Energy Corp.	215,538	16,189

			500,380

Materials 3.38%	LyondellBasell Industries NV	884,714	81,597
	Dow, Inc.	1,362,977	77,308
	Nucor Corp.	564,327	64,418
	Rio Tinto PLC (ADR)[2]	669,108	44,790
	Linde PLC	124,156	43,011
	Air Products and Chemicals, Inc.	92,564	28,164
	Huntsman Corp.	488,698	17,046
	Sherwin-Williams Company	38,831	13,675
	Corteva, Inc.	221,486	10,472
	Celanese Corp.	39,510	6,640

			387,121

86	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

(formerly Blue Chip Income and Growth Fund)

Common stocks (continued)		Shares	Value (000)
Utilities 2.84%	Exelon Corp.	1,518,667	$ 87,718
	Sempra Energy	434,821	57,518
	Entergy Corp.	424,589	47,830
	NextEra Energy, Inc.	361,780	33,776
	CMS Energy Corp.	438,140	28,501
	Evergy, Inc.	295,519	20,275
	Public Service Enterprise Group, Inc.	268,764	17,935
	Edison International	173,784	11,861
	Dominion Energy, Inc.	150,784	11,845
	Xcel Energy, Inc.	116,833	7,910

			325,169

Real estate 2.46%	Digital Realty Trust, Inc. REIT	533,914	94,433
	Regency Centers Corp. REIT	764,675	57,618
	Alexandria Real Estate Equities, Inc. REIT	206,219	45,979
	Mid-America Apartment Communities, Inc. REIT	148,230	34,010
	American Tower Corp. REIT	71,386	20,881
	Boston Properties, Inc. REIT	129,978	14,971
	Extra Space Storage, Inc. REIT	63,512	14,400

			282,292

	Total common stocks (cost: $8,137,294,000)		11,033,122

Convertible stocks 0.98%
Information technology 0.40%	Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	22,140	45,949

Health care 0.24%	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]	10,121	17,592
	Becton, Dickinson and Company, Series B, convertible preferred shares, 6.00% 2023[2]	197,800	10,434

			28,026

Utilities 0.22%	NextEra Energy, Inc., convertible preferred units, 5.279% 2023	336,900	19,385
	NextEra Energy, Inc., convertible preferred units, 6.219% 2023	41,000	2,374
	American Electric Power Company, Inc., convertible preferred units, 6.125% 2023	56,400	2,967

			24,726

Financials 0.12%	KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 2023	144,500	13,460

	Total convertible stocks (cost: $92,500,000)		112,161

Short-term securities 2.98%

Money market investments 2.81%
Capital Group Central Cash Fund 0.09%[3,4]	3,218,378	321,870

American Funds Insurance Series	87

Washington Mutual Investors Fund  (continued)

(formerly Blue Chip Income and Growth Fund)

Short-term securities (continued)	Shares	Value (000)

Money market investments purchased with collateral from securities on loan 0.17%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[3,5]	9,833,226	$9,833
Capital Group Central Cash Fund 0.09%[3,4,5]	92,720	9,273
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[3,5]	662,357	663

		19,769

Total short-term securities (cost: $341,597,000)		341,639

Total investment securities 100.19% (cost: $8,571,391,000)		11,486,922
Other assets less liabilities (0.19)%		(21,785)

Net assets 100.00%		$11,465,137

Investments in affiliates[4]

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)

Short-term securities 2.89%
Money market investments 2.81%
Capital Group Central Cash Fund 0.09%[3]	$178,532	$2,747,857		$2,604,532	$5	$8	$321,870	$158

Money market investments purchased with collateral from securities on loan 0.08%
Capital Group Central Cash Fund 0.09%[3,5]	–	9,273	[6]				9,273	–	[7]

Total short-term securities							331,143

Total 2.89%					$5	$8	$331,143	$158

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $89,518,000, which represented ..78% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Rate represents the seven-day yield at 12/31/2021.
[4]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

88	American Funds Insurance Series

Capital World Growth and Income Fund

(formerly Global Growth and Income Fund)

Investment portfolio December 31, 2021

Common stocks 95.36%		Shares	Value (000)
Information technology 20.11%	Broadcom, Inc.	136,351	$ 90,729
	Microsoft Corp.	268,851	90,420
	Taiwan Semiconductor Manufacturing Company, Ltd.	3,255,800	72,372
	ASML Holding NV	51,729	41,620
	Tokyo Electron, Ltd.	58,900	33,938
	Apple, Inc.	118,634	21,066
	Accenture PLC, Class A	27,709	11,487
	MediaTek, Inc.	254,000	10,925
	Keyence Corp.	15,600	9,802
	Delta Electronics, Inc.	753,000	7,485
	EPAM Systems, Inc.[1]	9,246	6,180
	Logitech International SA	72,348	6,104
	Snowflake, Inc., Class A1	17,145	5,808
	Capgemini SE	22,716	5,573
	Fujitsu, Ltd.	31,700	5,437
	Applied Materials, Inc.	32,607	5,131
	Mastercard, Inc., Class A	13,216	4,749
	Hexagon AB, Class B	289,046	4,595
	Adobe, Inc.[1]	7,598	4,309
	GlobalWafers Co., Ltd.	127,000	4,076
	Advanced Micro Devices, Inc.[1]	27,570	3,967
	OBIC Co., Ltd.	16,600	3,117
	SK hynix, Inc.	26,182	2,885
	PagSeguro Digital, Ltd., Class A1	102,692	2,693
	Ceridian HCM Holding, Inc.[1]	25,738	2,689
	Worldline SA, non-registered shares[1]	47,988	2,678
	Micron Technology, Inc.	27,876	2,597
	ServiceNow, Inc.[1]	3,886	2,522
	Paycom Software, Inc.[1]	5,660	2,350
	TE Connectivity, Ltd.	14,501	2,340
	NortonLifeLock, Inc.	71,608	1,860
	Shopify, Inc., Class A, subordinate voting shares (CAD denominated)[1]	1,179	1,623
	Nomura Research Institute, Ltd.	36,900	1,583
	RingCentral, Inc., Class A1	7,468	1,399
	Samsung Electronics Co., Ltd.	20,872	1,375
	SS&C Technologies Holdings, Inc.	12,082	990
	Atlassian Corp. PLC, Class A1	2,187	834

			479,308

Financials 14.67%	Kotak Mahindra Bank, Ltd.	931,634	22,510
	Zurich Insurance Group AG	47,679	20,951
	AIA Group, Ltd.	2,050,799	20,672
	Toronto-Dominion Bank (CAD denominated)	264,826	20,303
	CME Group, Inc., Class A	80,532	18,398
	ING Groep NV	1,262,761	17,600
	Sberbank of Russia PJSC (ADR)	925,176	14,849
	JPMorgan Chase & Co.	92,806	14,696
	KBC Groep NV	131,857	11,328
	Nasdaq, Inc.	50,753	10,659
	HDFC Bank, Ltd.	468,575	9,325
	HDFC Bank, Ltd. (ADR)	16,964	1,104
	DNB Bank ASA	446,331	10,238
	HDFC Life Insurance Company, Ltd.	1,030,738	9,007
	PNC Financial Services Group, Inc.	43,101	8,643
	BlackRock, Inc.	9,083	8,316
	Ping An Insurance (Group) Company of China, Ltd., Class H	1,070,000	7,705
	Ping An Insurance (Group) Company of China, Ltd., Class A	31,800	252
	Blackstone, Inc., nonvoting shares	60,151	7,783
	B3 SA-Brasil, Bolsa, Balcao	3,886,144	7,772
	Intercontinental Exchange, Inc.	55,456	7,585

American Funds Insurance Series	89

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	Wells Fargo & Company	142,482	$ 6,836
	S&P Global, Inc.	13,267	6,261
	Macquarie Group, Ltd.	40,902	6,112
	Lufax Holding, Ltd. (ADR)[1]	1,084,885	6,108
	Discover Financial Services	49,680	5,741
	Banco Santander, SA	1,589,003	5,320
	Tradeweb Markets, Inc., Class A	51,782	5,185
	Hong Kong Exchanges and Clearing, Ltd.	83,300	4,865
	American International Group, Inc.	85,032	4,835
	Citigroup, Inc.	68,153	4,116
	Deutsche Bank AG1	307,073	3,852
	St. James’s Place PLC	163,292	3,721
	Bank of America Corp.	83,584	3,719
	Moody’s Corp.	7,587	2,963
	BNP Paribas SA	39,668	2,744
	Berkshire Hathaway, Inc., Class B1	8,739	2,613
	Legal & General Group PLC	643,174	2,590
	FinecoBank SpA	145,321	2,554
	Power Corporation of Canada, subordinate voting shares	75,066	2,480
	China Pacific Insurance (Group) Co., Ltd., Class H	796,200	2,160
	AXA SA	64,417	1,920
	Marsh & McLennan Companies, Inc.	11,030	1,917
	Morgan Stanley	19,050	1,870
	Blue Owl Capital, Inc., Class A	119,174	1,777
	Bajaj Finance, Ltd.	16,137	1,515
	DBS Group Holdings, Ltd.	61,800	1,498
	National Bank of Canada[2]	19,203	1,464
	Tryg A/S	48,816	1,207
	Swedbank AB, Class A	56,092	1,130
	Aegon NV	204,110	1,021

			349,790

Health care 12.03%	Abbott Laboratories	286,270	40,290
	UnitedHealth Group, Inc.	71,624	35,965
	Thermo Fisher Scientific, Inc.	34,587	23,078
	Gilead Sciences, Inc.	314,904	22,865
	Novartis AG	206,328	18,178
	Amgen, Inc.	62,337	14,024
	Daiichi Sankyo Company, Ltd.	521,900	13,271
	AstraZeneca PLC	89,259	10,485
	Stryker Corp.	38,863	10,393
	Pfizer, Inc.	140,643	8,305
	Eli Lilly and Company	29,163	8,055
	Centene Corp.[1]	86,477	7,126
	Sanofi	70,085	7,068
	PerkinElmer, Inc.	31,792	6,392
	Olympus Corp.	237,100	5,461
	Siemens Healthineers AG1	72,545	5,436
	Medtronic PLC	43,425	4,492
	Coloplast A/S, Class B	24,429	4,305
	Guardant Health, Inc.[1]	36,431	3,644
	Carl Zeiss Meditec AG, non-registered shares	16,485	3,469
	Zoetis, Inc., Class A	12,774	3,117
	Intuitive Surgical, Inc.[1]	8,085	2,905
	Insulet Corp.[1]	10,829	2,881
	DexCom, Inc.[1]	5,213	2,799
	Baxter International, Inc.	27,735	2,381
	Teva Pharmaceutical Industries, Ltd. (ADR)[1]	274,710	2,200
	Alcon, Inc.	24,235	2,147
	Chugai Pharmaceutical Co., Ltd.	63,700	2,068

90	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Merck KGaA	7,610	$ 1,967
	Illumina, Inc.[1]	4,940	1,879
	Cigna Corp.	7,371	1,693
	Novo Nordisk A/S, Class B	14,326	1,612
	Edwards Lifesciences Corp.[1]	12,324	1,597
	Vertex Pharmaceuticals, Inc.[1]	6,224	1,367
	GlaxoSmithKline PLC	42,120	916
	Hypera SA, ordinary nominative shares	179,438	911
	M3, Inc.	17,700	891
	CSL, Ltd.	2,472	523
	Agilon Health, Inc.[1]	14,065	380
	CanSino Biologics, Inc., Class H1	11,200	259

			286,795

Consumer discretionary 11.08%	LVMH Moët Hennessy-Louis Vuitton SE	44,206	36,589
	Amazon.com, Inc.[1]	9,604	32,023
	Home Depot, Inc.	74,629	30,972
	General Motors Company[1]	412,329	24,175
	Flutter Entertainment PLC[1]	63,146	9,993
	Rivian Automotive, Inc., Class A1	82,794	8,585
	Rivian Automotive, Inc., Class A1,3,4	11,070	1,044
	Stellantis NV	478,108	9,080
	Barratt Developments PLC	802,149	8,121
	Midea Group Co., Ltd., Class A	698,797	8,093
	MercadoLibre, Inc.[1]	5,656	7,627
	Marriott International, Inc., Class A1	42,874	7,085
	Sony Group Corp.	47,200	5,940
	Chipotle Mexican Grill, Inc.[1]	3,354	5,864
	Restaurant Brands International, Inc. (CAD denominated)	83,274	5,049
	Restaurant Brands International, Inc.	12,226	742
	Shimano, Inc.	21,600	5,757
	Booking Holdings, Inc.[1]	2,169	5,204
	Astra International Tbk PT	11,337,300	4,534
	Compagnie Financière Richemont SA, Class A	29,716	4,466
	Evolution AB	30,899	4,398
	Moncler SpA	47,558	3,466
	adidas AG	11,713	3,377
	NIKE, Inc., Class B	20,021	3,337
	EssilorLuxottica	13,676	2,915
	Nokian Renkaat OYJ	66,103	2,506
	Taylor Wimpey PLC	1,022,679	2,429
	Darden Restaurants, Inc.	15,588	2,348
	Industria de Diseño Textil, SA	56,688	1,841
	Kindred Group PLC (SDR)	145,423	1,733
	Target Corp.	5,981	1,384
	Prosus NV, Class N	16,460	1,378
	DraftKings, Inc., Class A1	49,904	1,371
	Pan Pacific International Holdings Corp.	98,500	1,359
	Tesla, Inc.[1]	1,209	1,278
	Wayfair, Inc., Class A1	6,644	1,262
	Kering SA	1,529	1,231
	Meituan, Class B1	29,100	841
	Just Eat Takeaway (GBP denominated)[1]	14,906	822
	Wynn Macau, Ltd.[1,2]	946,400	773
	Cazoo Group, Ltd., Class A1	117,813	710
	InterContinental Hotels Group PLC[1]	10,909	706
	Naspers, Ltd., Class N	4,292	666

American Funds Insurance Series	91

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Domino’s Pizza Enterprises, Ltd.	5,655	$ 486
	Aptiv PLC[1]	2,518	415
	Faurecia SA	984	47

			264,022

Industrials 9.01%	CSX Corp.	602,883	22,668
	General Electric Co.	239,731	22,647
	Airbus SE, non-registered shares[1]	161,342	20,639
	Safran SA	73,809	9,047
	Carrier Global Corp.	161,966	8,785
	LIXIL Corp.	323,500	8,620
	Deere & Company	24,478	8,393
	Raytheon Technologies Corp.	83,021	7,145
	BAE Systems PLC	913,120	6,795
	Lockheed Martin Corp.	18,634	6,623
	VINCI SA	57,984	6,133
	Melrose Industries PLC	2,819,112	6,102
	Compagnie de Saint-Gobain SA, non-registered shares	80,700	5,684
	Recruit Holdings Co., Ltd.	93,600	5,673
	Johnson Controls International PLC	58,928	4,791
	L3Harris Technologies, Inc.	22,049	4,702
	RELX PLC	133,116	4,328
	TransDigm Group, Inc.[1]	6,748	4,294
	Nidec Corp.	35,800	4,208
	Schneider Electric SE1	18,727	3,677
	ManpowerGroup, Inc.	33,145	3,226
	Bunzl PLC	77,229	3,016
	Caterpillar, Inc.	13,844	2,862
	Eiffage SA	25,514	2,628
	Stanley Black & Decker, Inc.	13,208	2,491
	Ryanair Holdings PLC (ADR)[1]	21,553	2,206
	Honeywell International, Inc.	10,330	2,154
	Rockwell Automation	6,028	2,103
	SMC Corp.	3,100	2,091
	ASSA ABLOY AB, Class B	68,318	2,088
	Daikin Industries, Ltd.	8,800	1,996
	Union Pacific Corp.	7,669	1,932
	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	439,500	1,745
	Ritchie Bros. Auctioneers, Inc.	27,952	1,711
	Adecco Group AG	32,531	1,664
	ACS, Actividades de Construcción y Servicios, SA1	61,429	1,648
	Atlas Copco AB, Class B	27,077	1,595
	Interpump Group SpA	20,048	1,471
	AB Volvo, Class B	59,393	1,378
	Wizz Air Holdings PLC[1]	22,268	1,262
	Brenntag SE	12,183	1,104
	InPost SA1	65,667	792
	Lilium NV, Class A1,2	59,454	412
	Otis Worldwide Corp.	4,082	355

			214,884

Communication services 8.26%	Alphabet, Inc., Class C1	13,294	38,467
	Alphabet, Inc., Class A1	6,704	19,422
	Netflix, Inc.[1]	55,837	33,638
	Meta Platforms, Inc., Class A1	70,173	23,603
	Comcast Corp., Class A	368,104	18,527
	SoftBank Corp.	1,296,103	16,389
	Yandex NV, Class A1	193,646	11,716
	NetEase, Inc.	380,300	7,681

92	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)		Shares	Value (000)
Communication services (continued)	Sea, Ltd., Class A (ADR)[1]	26,716	$ 5,977
	Tencent Holdings, Ltd.	80,700	4,728
	Universal Music Group NV	148,049	4,177
	Cellnex Telecom, SA, non-registered shares	53,156	3,097
	Bharti Airtel, Ltd.[1]	208,066	1,914
	Bharti Airtel, Ltd., interim shares[1]	13,994	66
	Omnicom Group, Inc.	24,376	1,786
	Activision Blizzard, Inc.	26,125	1,738
	ITV PLC[1]	1,096,106	1,640
	Bilibili, Inc., Class Z1	25,345	1,166
	Bilibili, Inc., Class Z (ADR)[1,2]	4,489	208
	SoftBank Group Corp.	19,800	935

			196,875

Consumer staples 7.08%	Philip Morris International, Inc.	283,612	26,943
	Nestlé SA	146,080	20,431
	Ocado Group PLC[1]	812,478	18,453
	Keurig Dr Pepper, Inc.	428,942	15,811
	Kweichow Moutai Co., Ltd., Class A	31,600	10,164
	British American Tobacco PLC	227,510	8,418
	British American Tobacco PLC (ADR)	9,738	364
	Swedish Match AB	1,042,224	8,307
	Kroger Co.	167,474	7,580
	Altria Group, Inc.	136,773	6,481
	Heineken NV	51,210	5,764
	Bunge, Ltd.	56,609	5,285
	Imperial Brands PLC	213,360	4,668
	Constellation Brands, Inc., Class A	18,117	4,547
	Treasury Wine Estates, Ltd.	474,087	4,270
	Danone SA	64,339	3,999
	Inner Mongolia Yili Industrial Group Co., Ltd., Class A	546,300	3,554
	PepsiCo, Inc.	17,432	3,028
	Arca Continental, SAB de CV	412,000	2,626
	Mondelez International, Inc.	36,482	2,419
	Ajinomoto Co., Inc.	69,100	2,101
	ITC, Ltd.	651,059	1,910
	Pernod Ricard SA	6,537	1,574

			168,697

Materials 4.92%	Vale SA, ordinary nominative shares	1,674,800	23,441
	Vale SA, ordinary nominative shares (ADR)	974,038	13,656
	Rio Tinto PLC	246,347	16,312
	Fortescue Metals Group, Ltd.	1,124,633	15,718
	Freeport-McMoRan, Inc.	203,451	8,490
	Linde PLC	22,166	7,679
	BHP Group PLC	151,886	4,522
	Shin-Etsu Chemical Co., Ltd.	23,300	4,035
	Albemarle Corp.	12,627	2,952
	HeidelbergCement AG	40,935	2,774
	Akzo Nobel NV	25,024	2,749
	Dow, Inc.	47,548	2,697
	Barrick Gold Corp. (CAD denominated)	138,973	2,642
	CRH PLC	49,376	2,615
	Amcor PLC (CDI)	165,731	1,992
	Koninklijke DSM NV	7,690	1,734

American Funds Insurance Series	93

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)		Shares	Value (000)
Materials (continued)	Lynas Rare Earths, Ltd.[1]	163,843	$ 1,212
	Air Liquide SA, non-registered shares	6,630	1,157
	Evonik Industries AG	28,154	913

			117,290

Energy 3.34%	Canadian Natural Resources, Ltd. (CAD denominated)	521,996	22,057
	EOG Resources, Inc.	117,171	10,408
	Gazprom PJSC (ADR)	1,084,575	10,022
	TotalEnergies SE	110,306	5,605
	TC Energy Corp. (CAD denominated)	111,856	5,202
	Baker Hughes Co., Class A	215,538	5,186
	Reliance Industries, Ltd.	161,241	5,137
	BP PLC	994,134	4,447
	ConocoPhillips	53,575	3,867
	Suncor Energy, Inc.	89,850	2,248
	Royal Dutch Shell PLC, Class B	98,951	2,173
	Tourmaline Oil Corp.	41,394	1,336
	Coterra Energy, Inc.	64,779	1,231
	Lundin Energy AB1	20,939	752

			79,671

Utilities 2.82%	China Resources Gas Group, Ltd.	1,444,000	8,157
	E.ON SE	544,715	7,561
	DTE Energy Company	56,345	6,735
	National Grid PLC	446,821	6,410
	Iberdrola SA, non-registered shares[1]	536,381	6,357
	Engie SA	418,841	6,206
	NextEra Energy, Inc.	47,963	4,478
	Enel SpA	551,606	4,425
	Edison International	58,822	4,015
	PG&E Corp.[1]	265,891	3,228
	Power Grid Corporation of India, Ltd.	721,893	1,985
	Entergy Corp.	16,397	1,847
	Endesa, SA	76,908	1,769
	Ørsted AS	11,362	1,453
	AES Corp.	52,478	1,275
	China Gas Holdings, Ltd.	578,200	1,201

			67,102

Real estate 2.04%	Crown Castle International Corp. REIT	76,898	16,052
	Longfor Group Holdings, Ltd.	1,614,500	7,599
	American Tower Corp. REIT	24,900	7,283
	VICI Properties, Inc. REIT	166,637	5,017
	Country Garden Services Holdings Co., Ltd.	772,968	4,629
	Boston Properties, Inc. REIT	20,698	2,384
	China Resources Mixc Lifestyle Services, Ltd.	417,600	1,947
	Equinix, Inc. REIT	2,288	1,935
	Sun Hung Kai Properties, Ltd.	81,500	989
	Iron Mountain, Inc. REIT	14,006	733

			48,568

	Total common stocks (cost: $1,660,965,000)		2,273,002

94	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Preferred securities 0.74%		Shares	Value (000)
Consumer discretionary 0.43%	Volkswagen AG, nonvoting preferred shares	51,509	$10,408

Financials 0.17%	Banco Bradesco SA, preferred nominative shares	1,048,670	3,617
	Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]	58,870	184
	Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]	61,516	176

			3,977

Information technology 0.11%	Samsung Electronics Co., Ltd., nonvoting preferred shares	42,831	2,565

Health care 0.03%	Grifols, SA, Class B, nonvoting non-registered preferred shares	72,318	832

	Total preferred securities (cost: $21,946,000)		17,782

Convertible stocks 0.18%
Information technology 0.14%	Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	1,566	3,250

Financials 0.04%	2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[4]	900	941

	Total convertible stocks (cost: $3,505,000)		4,191

Convertible bonds & notes 0.16%		Principal amount (000)
Communication services 0.16%	Sea, Ltd., convertible notes, 2.375% 2025	$ 1,500	3,844

	Total convertible bonds & notes (cost: $3,840,000)		3,844

Bonds, notes & other debt instruments 0.24%

Corporate bonds, notes & loans 0.20%
Health care 0.11%	Teva Pharmaceutical Finance Co. BV 6.00% 2024	1,600	1,678
	Teva Pharmaceutical Finance Co. BV 3.15% 2026	1,100	1,036

			2,714

Energy 0.05%	TransCanada PipeLines, Ltd. 5.10% 2049	800	1,057

Consumer discretionary 0.04%	General Motors Company 5.40% 2023	300	321
	Royal Caribbean Cruises, Ltd. 11.50% 2025[4]	477	535

			856

	Total corporate bonds, notes & loans		4,627

American Funds Insurance Series	95

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. 0.04%
United Mexican States, Series M, 8.00% 2023		MXN20,000	$991

Total bonds, notes & other debt instruments (cost: $5,624,000)			5,618

Short-term securities 3.12%	Weighted average yield at acquisition

Commercial paper 2.55%
Bank of Montreal 1/31/2022	0.107%	$ 10,000	9,999
Canadian Imperial Bank of Commerce 1/14/2022[4]	0.125	10,000	10,000
LVMH Moët Hennessy Louis Vuitton, Inc. 2/14/2022[4]	0.118	10,800	10,799
Toronto-Dominion Bank 1/24/2022[4]	0.058	30,000	29,998

			60,796

		Shares

Money market investments 0.54%
Capital Group Central Cash Fund 0.09%[5,6]		129,879	12,989

Money market investments purchased with collateral from securities on loan 0.03%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]		310,193	310
Capital Group Central Cash Fund 0.09%[5,6,7]		2,925	293
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[5,7]		20,894	21

			624

Total short-term securities (cost: $74,409,000)			74,409

Total investment securities 99.80% (cost: $1,770,289,000)			2,378,846
Other assets less liabilities 0.20%			4,809

Net assets 100.00%			$2,383,655

96	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Investments in affiliates[6]

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)

Short-term securities 0.55%
Money market investments 0.54%
Capital Group Central Cash Fund 0.09%[5]	$66,489	$566,964		$620,462	$5	$(7)	$12,989	$50

Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 0.09%[5,7]	–	293	[8]				293	–	[9]

Total short-term securities							13,282

Total 0.55%					$5	$(7)	$13,282	$50

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $2,444,000, which represented ..10% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $1,044,000, which represented .04% of the net assets of the fund.
[4]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $53,317,000, which represented 2.24% of the net assets of the fund.

[5]	Rate represents the seven-day yield at 12/31/2021.
[6]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Represents net activity. Refer to Note 5 for more information on securities lending.
[9]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

MXN = Mexican pesos

SDR = Swedish Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	97

Growth-Income Fund

Investment portfolio December 31, 2021

Common stocks 95.86%		Shares	Value (000)
Information technology 23.94%	Microsoft Corp.	10,125,024	$3,405,248
	Broadcom, Inc.	2,238,001	1,489,188
	Mastercard, Inc., Class A	1,656,021	595,042
	Apple, Inc.	2,608,900	463,262
	Accenture PLC, Class A	991,200	410,902
	Visa, Inc., Class A	1,567,091	339,604
	ASML Holding NV	254,068	204,418
	ASML Holding NV (New York registered) (ADR)	147,800	117,669
	Taiwan Semiconductor Manufacturing Company, Ltd.	13,692,000	304,355
	Automatic Data Processing, Inc.	845,000	208,360
	Concentrix Corp.	904,367	161,538
	Applied Materials, Inc.	950,400	149,555
	Fidelity National Information Services, Inc.	1,268,981	138,509
	ServiceNow, Inc.[1]	205,938	133,676
	Cognizant Technology Solutions Corp., Class A	1,489,400	132,140
	Global Payments, Inc.	973,628	131,615
	Ceridian HCM Holding, Inc.[1]	1,240,574	129,590
	QUALCOMM, Inc.	708,211	129,511
	GoDaddy, Inc., Class A1	1,402,444	119,011
	Analog Devices, Inc.	629,402	110,630
	Micron Technology, Inc.	1,140,549	106,242
	Adobe, Inc.[1]	175,373	99,447
	Intel Corp.	1,884,384	97,046
	FleetCor Technologies, Inc.[1]	420,507	94,126
	Euronet Worldwide, Inc.[1]	763,602	90,999
	MKS Instruments, Inc.	481,000	83,776
	Shopify, Inc., Class A, subordinate voting shares[1]	60,000	82,643
	Atlassian Corp. PLC, Class A1	199,100	75,915
	Affirm Holdings, Inc., Class A1	693,650	69,753
	KLA Corp.	155,000	66,667
	TELUS International (Cda), Inc., subordinate voting shares[1]	1,879,800	62,146
	Texas Instruments, Inc.	308,278	58,101
	Datadog, Inc., Class A1	314,200	55,962
	Fiserv, Inc.[1]	536,700	55,704
	Snowflake, Inc., Class A1	160,000	54,200
	Block, Inc., Class A1	301,422	48,683
	Dye & Durham, Ltd.	1,322,100	46,908
	Lam Research Corp.	62,390	44,868
	Samsung Electronics Co., Ltd.	570,000	37,545
	Trimble, Inc.[1]	413,300	36,036
	StoneCo, Ltd., Class A1	1,659,500	27,979
	VeriSign, Inc.[1]	61,000	15,483

			10,284,052

Communication services 14.77%	Alphabet, Inc., Class A1	393,780	1,140,796
	Alphabet, Inc., Class C1	352,067	1,018,738
	Meta Platforms, Inc., Class A1	4,489,266	1,509,964
	Netflix, Inc.[1]	2,288,284	1,378,554
	Comcast Corp., Class A	14,034,950	706,379
	Charter Communications, Inc., Class A1	440,020	286,880
	Electronic Arts, Inc.	1,168,000	154,059
	Tencent Holdings, Ltd.	1,782,100	104,400
	Activision Blizzard, Inc.	687,264	45,724

			6,345,494

Health care 11.58%	UnitedHealth Group, Inc.	2,508,200	1,259,468
	Abbott Laboratories	6,794,592	956,271
	Gilead Sciences, Inc.	5,288,700	384,012
	Novo Nordisk A/S, Class B	2,446,056	275,235
	Amgen, Inc.	1,036,000	233,069

98	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Thermo Fisher Scientific, Inc.	336,353	$224,428
	Anthem, Inc.	474,750	220,066
	Humana, Inc.	415,407	192,691
	AstraZeneca PLC	1,249,112	146,722
	AstraZeneca PLC (ADR)	721,200	42,010
	AbbVie, Inc.	1,296,036	175,483
	PerkinElmer, Inc.	769,600	154,736
	GlaxoSmithKline PLC	6,402,300	139,225
	Medtronic PLC	860,000	88,967
	Edwards Lifesciences Corp.[1]	604,506	78,314
	Eli Lilly and Company	248,703	68,697
	Guardant Health, Inc.[1]	555,900	55,601
	Royalty Pharma PLC, Class A	1,170,161	46,631
	Vertex Pharmaceuticals, Inc.[1]	192,000	42,163
	Stryker Corp.	148,897	39,818
	Roche Holding AG, nonvoting non-registered shares	93,081	38,726
	Seagen, Inc.[1]	215,292	33,284
	AmerisourceBergen Corp.	192,000	25,515
	Zimmer Biomet Holdings, Inc.	198,766	25,251
	NovoCure, Ltd.[1]	193,600	14,535
	Vir Biotechnology, Inc.[1]	258,400	10,819

			4,971,737

Consumer discretionary 10.39%	Amazon.com, Inc.[1]	433,108	1,444,129
	General Motors Company[1]	8,736,000	512,192
	MercadoLibre, Inc.[1]	250,000	337,100
	Home Depot, Inc.	667,661	277,086
	Royal Caribbean Cruises, Ltd.[1]	2,765,845	212,693
	Hilton Worldwide Holdings, Inc.[1]	1,337,320	208,609
	Wyndham Hotels & Resorts, Inc.	2,093,300	187,664
	Dollar Tree Stores, Inc.[1]	1,325,018	186,191
	Rivian Automotive, Inc., Class A1,2	1,075,659	111,535
	Rivian Automotive, Inc., Class A1,3,4	199,291	18,805
	NVR, Inc.[1]	15,904	93,975
	Chipotle Mexican Grill, Inc.[1]	53,110	92,850
	Lowe’s Companies, Inc.	345,000	89,176
	Dollar General Corp.	368,755	86,963
	Kering SA	101,695	81,845
	Ford Motor Co.[1]	3,848,000	79,923
	Aptiv PLC[1]	427,399	70,499
	Hasbro, Inc.	558,000	56,793
	McDonald’s Corp.	198,000	53,078
	DoorDash, Inc., Class A1	310,000	46,159
	Darden Restaurants, Inc.	296,000	44,589
	Starbucks Corp.	367,800	43,022
	CarMax, Inc.[1]	300,000	39,069
	Lear Corp.	188,000	34,395
	VF Corp.	390,000	28,556
	YUM! Brands, Inc.	196,630	27,304

			4,464,200

Industrials 10.29%	Raytheon Technologies Corp.	6,196,850	533,301
	Carrier Global Corp.	6,905,267	374,542
	Northrop Grumman Corp.	733,200	283,800
	TFI International, Inc.	2,436,287	273,132
	Woodward, Inc.	2,204,500	241,305
	General Electric Co.	2,551,781	241,067
	Airbus SE, non-registered shares[1]	1,617,590	206,925
	Waste Connections, Inc.	1,516,231	206,617
	TransDigm Group, Inc.[1]	302,520	192,487

American Funds Insurance Series	99

Growth-Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	General Dynamics Corp.	848,975	$ 176,986
	Union Pacific Corp.	697,700	175,771
	Norfolk Southern Corp.	482,759	143,722
	CSX Corp.	3,681,700	138,432
	Old Dominion Freight Line, Inc.	350,000	125,433
	ITT, Inc.	1,204,930	123,132
	Waste Management, Inc.	625,300	104,363
	Equifax, Inc.	354,108	103,679
	BWX Technologies, Inc.	2,159,505	103,397
	L3Harris Technologies, Inc.	446,960	95,310
	Air Lease Corp., Class A	2,097,300	92,764
	Honeywell International, Inc.	409,067	85,294
	Fortive Corp.	1,085,000	82,775
	Lockheed Martin Corp.	230,000	81,744
	Safran SA	539,713	66,153
	Ryanair Holdings PLC (ADR)[1]	445,550	45,593
	Ryanair Holdings PLC[1]	611,907	10,624
	Fastenal Co.	635,000	40,678
	Montana Aerospace AG1	658,516	24,463
	Otis Worldwide Corp.	268,100	23,343
	Cummins, Inc.	100,000	21,814

			4,418,646

Financials 9.36%	JPMorgan Chase & Co.	4,714,632	746,562
	Marsh & McLennan Companies, Inc.	1,744,801	303,281
	Chubb, Ltd.	1,239,153	239,541
	Aon PLC, Class A	702,062	211,012
	BlackRock, Inc.	205,800	188,422
	PNC Financial Services Group, Inc.	928,464	186,176
	Intercontinental Exchange, Inc.	1,346,662	184,183
	S&P Global, Inc.	357,338	168,638
	Moody’s Corp.	425,900	166,348
	Arthur J. Gallagher & Co.	966,650	164,011
	American International Group, Inc.	2,851,000	162,108
	Discover Financial Services	1,019,080	117,765
	KeyCorp	4,886,953	113,035
	Bank of America Corp.	2,445,755	108,812
	Nasdaq, Inc.	499,700	104,942
	State Street Corp.	1,077,260	100,185
	Hong Kong Exchanges and Clearing, Ltd.	1,659,500	96,920
	CME Group, Inc., Class A	409,200	93,486
	Webster Financial Corp.	1,601,139	89,408
	Power Corporation of Canada, subordinate voting shares	2,443,100	80,732
	B3 SA-Brasil, Bolsa, Balcao	39,829,500	79,659
	Charles Schwab Corp.	879,000	73,924
	Travelers Companies, Inc.	443,055	69,307
	Truist Financial Corp.	870,732	50,981
	Signature Bank[1]	139,521	45,131
	Morgan Stanley	431,267	42,333
	Citizens Financial Group, Inc.	728,750	34,433

			4,021,335

Materials 4.43%	Linde PLC	1,010,978	350,233
	Vale SA, ordinary nominative shares (ADR)	17,488,480	245,188
	Vale SA, ordinary nominative shares	3,404,848	47,656
	LyondellBasell Industries NV	2,760,446	254,596
	Air Products and Chemicals, Inc.	825,991	251,316
	Celanese Corp.	1,250,900	210,226
	International Flavors & Fragrances, Inc.	1,075,001	161,949
	Freeport-McMoRan, Inc.	3,803,000	158,699

100	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)		Shares	Value (000)
Materials (continued)	Dow, Inc.	1,650,000	$ 93,588
	Sherwin-Williams Company	162,300	57,156
	Barrick Gold Corp.	2,373,000	45,087
	Allegheny Technologies, Inc.[1]	1,769,447	28,187

			1,903,881

Consumer staples 3.19%	Philip Morris International, Inc.	5,517,126	524,127
	Keurig Dr Pepper, Inc.	5,357,676	197,484
	British American Tobacco PLC	4,663,859	172,559
	Nestlé SA	731,589	102,320
	Anheuser-Busch InBev SA/NV	1,358,211	82,218
	Molson Coors Beverage Company, Class B, restricted voting shares	1,620,313	75,102
	General Mills, Inc.	968,800	65,278
	Mondelez International, Inc.	945,300	62,683
	Church & Dwight Co., Inc.	424,500	43,511
	Constellation Brands, Inc., Class A	100,700	25,273
	Kraft Heinz Company	567,200	20,362

			1,370,917

Energy 3.14%	Canadian Natural Resources, Ltd. (CAD denominated)	7,948,000	335,840
	Chevron Corp.	1,813,200	212,779
	EOG Resources, Inc.	2,215,000	196,758
	ConocoPhillips	2,699,104	194,821
	Baker Hughes Co., Class A	7,686,224	184,931
	Equitrans Midstream Corp.	10,215,807	105,631
	TC Energy Corp. (CAD denominated)	1,821,019	84,692
	Exxon Mobil Corp.	500,000	30,595
	Weatherford International[1]	128,424	3,560

			1,349,607

Utilities 2.47%	Edison International	2,508,200	171,185
	AES Corp.	6,608,200	160,579
	Enel SpA	18,469,069	148,157
	Entergy Corp.	966,900	108,921
	PG&E Corp.[1]	8,919,700	108,285
	Sempra Energy	750,000	99,210
	Exelon Corp.	1,576,100	91,036
	CenterPoint Energy, Inc.	2,840,104	79,267
	CMS Energy Corp.	918,200	59,729
	Evergy, Inc.	463,246	31,783

			1,058,152

Real estate 2.30%	Equinix, Inc. REIT	514,777	435,419
	Crown Castle International Corp. REIT	883,033	184,324
	VICI Properties, Inc. REIT[2]	5,878,938	177,015
	MGM Growth Properties LLC REIT, Class A	3,996,000	163,237
	Digital Realty Trust, Inc. REIT	160,000	28,299

			988,294

	Total common stocks (cost: $22,026,883,000)		41,176,315

Convertible stocks 1.34%
Health care 0.65%	Danaher Corp., Series A, cumulative convertible preferred shares, 4.75% 2022	78,600	172,448
	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]	61,857	107,518

			279,966

American Funds Insurance Series	101

Growth-Income Fund (continued)

Convertible stocks (continued)		Shares	Value (000)
Information technology 0.50%	Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	102,783	$213,315

Consumer discretionary 0.10%	Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	238,475	43,901

Financials 0.08%	KKR & Co., Inc., Series C, convertible preferred shares, 6.00% 2023	390,600	36,384

Industrials 0.01%	Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022[2]	35,448	3,871

	Total convertible stocks (cost: $347,295,000)		577,437

Bonds, notes & other debt instruments 0.02%		Principal amount (000)

Corporate bonds, notes & loans 0.02%
Industrials 0.01%	Boeing Company 4.875% 2025	$ 4,706	5,152

Consumer discretionary 0.01%	General Motors Financial Co. 4.30% 2025	160	173
	General Motors Financial Co. 5.25% 2026	827	928

			1,101

Energy 0.00%	Weatherford International, Ltd. 11.00% 2024[4]	637	657

	Total corporate bonds, notes & loans		6,910

	Total bonds, notes & other debt instruments (cost: $6,212,000)		6,910

Short-term securities 3.04%		Shares

Money market investments 2.84%
	Capital Group Central Cash Fund 0.09%[5,6]	12,206,384	1,220,761

Money market investments purchased with collateral from securities on loan 0.20%
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]	41,513,132	41,513
	Capital Group Central Cash Fund 0.09%[5,6,7]	391,441	39,148
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[5,7]	2,796,285	2,796

			83,457

	Total short-term securities (cost: $1,304,022,000)		1,304,218

	Total investment securities 100.26% (cost: $23,684,412,000)		43,064,880
	Other assets less liabilities (0.26)%		(112,395)

	Net assets 100.00%		$42,952,485

102	American Funds Insurance Series

Growth-Income Fund (continued)

Investments in affiliates[6]
	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)

Short-term securities 2.93%
Money market investments 2.84%
Capital Group Central Cash Fund 0.09%[5]	$1,005,764	$6,747,287		$6,532,241	$(41)	$(8)	$1,220,761	$857

Money market investments purchased with collateral from securities on loan 0.09%
Capital Group Central Cash Fund 0.09%[5,7]	–	39,148	[8]				39,148	–	[9]

Total short-term securities							1,259,909

Total 2.93%					$(41)	$(8)	$1,259,909	$857

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $91,976,000, which represented ..21% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $18,805,000, which represented .04% of the net assets of the fund.
[4]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $19,462,000, which represented .05% of the net assets of the fund.

[5]	Rate represents the seven-day yield at 12/31/2021.
[6]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Represents net activity. Refer to Note 5 for more information on securities lending.
[9]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

American Funds Insurance Series	103

International Growth and Income Fund

Investment portfolio December 31, 2021

Common stocks 91.67%		Shares	Value (000)
Financials 17.66%	AXA SA	166,169	$ 4,954
	EQT AB	84,290	4,599
	Toronto-Dominion Bank (CAD denominated)	55,026	4,219
	Ping An Insurance (Group) Company of China, Ltd., Class H	544,500	3,921
	AIA Group, Ltd.	378,800	3,818
	HDFC Bank, Ltd.	162,019	3,224
	Hong Kong Exchanges and Clearing, Ltd.	42,500	2,482
	Sberbank of Russia PJSC (ADR)	150,727	2,419
	Société Générale	66,336	2,281
	Euronext NV	19,767	2,054
	KBC Groep NV	21,168	1,819
	DNB Bank ASA	74,495	1,709
	Partners Group Holding AG	989	1,642
	Prudential PLC	94,788	1,635
	Zurich Insurance Group AG	3,298	1,449
	HDFC Life Insurance Company, Ltd.	155,156	1,356
	UniCredit SpA	85,931	1,325
	Aon PLC, Class A	4,311	1,296
	Skandinaviska Enskilda Banken AB, Class A	85,756	1,194
	London Stock Exchange Group PLC	12,357	1,159
	UBS Group AG	61,966	1,117
	DBS Group Holdings, Ltd.	44,700	1,083
	3i Group PLC	52,180	1,023
	Banco Santander, SA	291,373	975
	Kotak Mahindra Bank, Ltd.	38,175	922
	Bank of Nova Scotia (CAD denominated)	12,583	891
	Fairfax Financial Holdings, Ltd., subordinate voting shares	1,686	829
	Brookfield Asset Management, Inc., Class A (CAD denominated)	13,447	812
	CaixaBank, SA1	294,385	809
	Banco Bilbao Vizcaya Argentaria, SA	128,854	770
	Banca Generali SpA	16,866	744
	Moscow Exchange MICEX-RTS PJSC	359,371	733
	QBE Insurance Group, Ltd.	78,766	650
	Aviva PLC	116,201	646
	Macquarie Group, Ltd.	4,195	627
	FinecoBank SpA	35,022	615
	Islandsbanki hf.[1]	608,273	592
	Investor AB, Class B	22,996	580
	Discovery, Ltd.[1]	58,697	529
	Intesa Sanpaolo SpA	202,500	524
	Allfunds Group PLC[1]	26,191	516
	Grupo Financiero Banorte, SAB de CV, Series O	70,936	461
	Postal Savings Bank of China Co., Ltd., Class H	636,000	446
	B3 SA-Brasil, Bolsa, Balcao	216,504	433
	ICICI Securities, Ltd.	34,073	363
	ING Groep NV	17,945	250
	China Merchants Bank Co., Ltd., Class H	23,000	179
	ICICI Bank, Ltd. (ADR)	8,627	171

			66,845

Information technology 15.82%	Taiwan Semiconductor Manufacturing Company, Ltd.	666,000	14,804
	ASML Holding NV	11,356	9,137
	Tokyo Electron, Ltd.	12,400	7,145
	Broadcom, Inc.	6,152	4,094
	MediaTek, Inc.	84,000	3,613
	Samsung Electronics Co., Ltd.	41,052	2,704
	Edenred SA	50,432	2,329
	Keyence Corp.	2,900	1,822
	SAP SE	9,669	1,375
	Kingdee International Software Group Co., Ltd.[1]	445,000	1,370
	Nokia Corp.[1]	198,935	1,263

104	American Funds Insurance Series

International Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Information technology (continued)	Logitech International SA	14,120	$ 1,191
	Vanguard International Semiconductor Corp.	206,000	1,176
	ITOCHU Techno-Solutions Corp.	32,800	1,055
	Amadeus IT Group SA, Class A, non-registered shares[1]	15,420	1,047
	TDK Corp.	25,200	984
	SK hynix, Inc.	5,419	597
	STMicroelectronics NV	10,769	532
	Halma PLC	11,655	505
	PagSeguro Digital, Ltd., Class A1	18,278	479
	Nexi SpA[1]	24,528	391
	Infosys, Ltd. (ADR)	13,724	347
	AVEVA Group PLC	7,355	339
	Worldline SA, non-registered shares[1]	5,273	294
	Nemetschek SE	1,820	234
	Nomura Research Institute, Ltd.	5,300	227
	Nice, Ltd. (ADR)[1]	745	226
	Fujitsu, Ltd.	1,000	172
	Lightspeed Commerce, Inc., subordinate voting shares[1]	2,166	88
	Lightspeed Commerce, Inc., subordinate voting shares (CAD denominated)[1]	1,792	72
	Otsuka Corp.	2,500	119
	Capita PLC[1]	177,406	88
	DLocal, Ltd., Class A1	2,309	82

			59,901

Industrials 12.05%	Airbus SE, non-registered shares[1]	49,147	6,287
	SMC Corp.	4,500	3,035
	BAE Systems PLC	365,430	2,719
	ABB, Ltd.	68,957	2,641
	Alliance Global Group, Inc.	7,814,200	1,808
	LIXIL Corp.	67,400	1,796
	SITC International Holdings Co., Ltd.	488,000	1,765
	Lifco AB, Class B	53,600	1,606
	Husqvarna AB, Class B	96,797	1,552
	RELX PLC	44,588	1,450
	Ryanair Holdings PLC (ADR)[1]	13,434	1,375
	CCR SA, ordinary nominative shares	659,442	1,372
	Deutsche Post AG	20,123	1,295
	IMCD NV	5,722	1,268
	Daikin Industries, Ltd.	5,500	1,247
	Bunzl PLC	27,867	1,088
	Cathay Pacific Airways, Ltd.[1]	1,317,000	1,079
	Storskogen Group AB, Class B1	148,922	1,004
	Safran SA	7,743	949
	Siemens AG1	5,132	892
	Kone OYJ, Class B	12,219	877
	InPost SA1	72,694	877
	Experian PLC	17,314	851
	Interpump Group SpA	11,310	830
	Epiroc AB, Class A	19,321	490
	Epiroc AB, Class B	10,286	218
	Waste Connections, Inc. (CAD denominated)	5,192	708
	BELIMO Holding AG	1,088	693
	Rheinmetall AG	7,289	689
	TFI International, Inc. (CAD denominated)	5,854	657
	Coor Service Management Holding AB	57,898	530
	Wizz Air Holdings PLC[1]	9,173	520
	Meggitt PLC[1]	38,316	383
	AB Volvo, Class B	15,927	370
	Contemporary Amperex Technology Co., Ltd., Class A	2,100	194

American Funds Insurance Series	105

International Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Daimler Truck Holding AG1	5,233	$ 192
	ACS, Actividades de Construcción y Servicios, SA1	6,430	173
	Hitachi, Ltd.	2,400	130

			45,610

Consumer discretionary 11.65%	Evolution AB	42,578	6,061
	LVMH Moët Hennessy-Louis Vuitton SE	5,756	4,764
	Coupang, Inc., Class A1	100,186	2,944
	Stellantis NV	151,469	2,877
	Renault SA1	74,525	2,592
	Prosus NV, Class N	22,234	1,861
	B&M European Value Retail SA	213,880	1,835
	Wynn Macau, Ltd.[1]	1,954,800	1,597
	Restaurant Brands International, Inc. (CAD denominated)	25,729	1,560
	Li Ning Co., Ltd.	124,000	1,357
	Sands China, Ltd.[1]	540,000	1,258
	InterContinental Hotels Group PLC[1]	19,112	1,237
	D’Ieteren Group[1]	6,180	1,207
	Valeo SA, non-registered shares	39,137	1,184
	EssilorLuxottica	5,466	1,165
	Barratt Developments PLC	101,945	1,032
	Sodexo SA	11,425	1,002
	OPAP SA	66,578	945
	Paltac Corp.	21,700	893
	Daimler AG1	10,900	839
	Industria de Diseño Textil, SA	24,641	800
	MGM China Holdings, Ltd.[1]	1,148,000	696
	Compagnie Financière Richemont SA, Class A	4,422	665
	Americanas SA, ordinary nominative shares[1]	96,134	545
	Kindred Group PLC (SDR)	44,778	534
	adidas AG	1,423	410
	Entain PLC[1]	17,515	399
	Domino’s Pizza Enterprises, Ltd.	4,056	348
	JD.com, Inc., Class A1	9,550	336
	Games Workshop Group PLC	2,455	331
	Kering SA	286	230
	Nitori Holdings Co., Ltd.	1,200	180
	Naspers, Ltd., Class N	816	127
	MercadoLibre, Inc.[1]	87	117
	Pop Mart International Group, Ltd.	19,000	109
	Grab Holdings, Ltd., Class A1	8,914	64

			44,101

Consumer staples 9.77%	British American Tobacco PLC	207,956	7,694
	Philip Morris International, Inc.	55,234	5,247
	Nestlé SA	30,215	4,226
	Kweichow Moutai Co., Ltd., Class A	12,100	3,892
	Associated British Foods PLC	84,235	2,289
	Anheuser-Busch InBev SA/NV	37,328	2,259
	Pernod Ricard SA	8,248	1,986
	Carlsberg A/S, Class B	11,155	1,929
	Ocado Group PLC[1]	67,396	1,531
	Wuliangye Yibin Co., Ltd., Class A	40,300	1,408
	Foshan Haitian Flavouring and Food Co., Ltd., Class A	65,104	1,074
	Reckitt Benckiser Group PLC	12,218	1,049
	L’Oréal SA, non-registered shares	1,160	551
	Unilever PLC (GBP denominated)	7,740	413
	Unilever PLC (EUR denominated)	1,561	84
	Yihai International Holding, Ltd.	67,000	310
	Arca Continental, SAB de CV	43,200	275

106	American Funds Insurance Series

International Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples (continued)	Danone SA	4,133	$ 257
	Dabur India, Ltd.	23,930	187
	Avenue Supermarts, Ltd.[1]	2,332	146
	X5 Retail Group NV (GDR)	4,521	120
	Shiseido Company, Ltd.	1,200	67

			36,994

Health care 7.25%	AstraZeneca PLC	70,219	8,248
	Sanofi	32,369	3,264
	Novo Nordisk A/S, Class B	20,737	2,333
	GlaxoSmithKline PLC	104,148	2,265
	Bayer AG	34,814	1,863
	Siemens Healthineers AG1	19,397	1,454
	Shionogi & Co., Ltd.	19,300	1,363
	Koninklijke Philips NV (EUR denominated)	24,141	900
	Novartis AG	8,954	789
	CanSino Biologics, Inc., Class H1,2	28,600	661
	Hutchmed China, Ltd. (ADR)[1]	17,864	627
	Mettler-Toledo International, Inc.[1]	350	594
	BioNTech SE (ADR)[1]	2,069	533
	Sonova Holding AG	1,311	515
	Grifols, SA, Class B (ADR)	39,407	443
	Genus PLC	6,606	441
	BeiGene, Ltd. (ADR)[1]	1,336	362
	Roche Holding AG, nonvoting non-registered shares	666	277
	Takeda Pharmaceutical Company, Ltd.	9,500	259
	Hypera SA, ordinary nominative shares	28,197	143
	M3, Inc.	2,500	126

			27,460

Materials 4.40%	Vale SA, ordinary nominative shares	279,305	3,909
	Vale SA, ordinary nominative shares (ADR)	108,286	1,518
	Koninklijke DSM NV	11,167	2,517
	Rio Tinto PLC	25,234	1,671
	Linde PLC	4,741	1,642
	Barrick Gold Corp.	60,673	1,153
	Barrick Gold Corp. (CAD denominated)	18,704	355
	Asahi Kasei Corp.	98,400	925
	LyondellBasell Industries NV	6,512	601
	Fortescue Metals Group, Ltd.	42,542	595
	Sika AG	1,210	505
	Shin-Etsu Chemical Co., Ltd.	1,900	329
	Verallia SAS[1]	9,168	323
	Givaudan SA	52	273
	Air Liquide SA, non-registered shares	1,516	265
	Alrosa PJSC	53,607	88

			16,669

Communication services 4.21%	Koninklijke KPN NV	927,344	2,882
	Tencent Holdings, Ltd.	39,600	2,320
	Vodafone Group PLC	1,203,294	1,828
	América Móvil, SAB de CV, Series L (ADR)	83,686	1,767
	BT Group PLC	682,159	1,565
	Publicis Groupe SA	17,526	1,181
	Nordic Entertainment Group AB, Class B1	19,101	992
	Indus Towers, Ltd.	253,129	845
	WPP PLC	49,010	743
	MTN Group, Ltd.[1]	51,303	550
	Sea, Ltd., Class A (ADR)[1]	1,730	387

American Funds Insurance Series	107

International Growth and Income Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Communication services (continued)	Playtika Holding Corp.[1]	17,302	$ 299
	NetEase, Inc.	10,700	216
	Universal Music Group NV	7,429	210
	Yandex NV, Class A1	2,342	142

			15,927

Energy 4.11%	TotalEnergies SE	89,779	4,562
	Gazprom PJSC (ADR)	399,825	3,694
	TC Energy Corp. (CAD denominated)	46,171	2,147
	Schlumberger, Ltd.	33,877	1,015
	Cameco Corp.	42,360	924
	LUKOIL Oil Co. PJSC (ADR)	10,043	899
	Reliance Industries, Ltd.	19,151	610
	Lundin Energy AB1	15,860	569
	Royal Dutch Shell PLC, Class B	15,745	346
	Royal Dutch Shell PLC, Class B (ADR)	3,296	143
	Sovcomflot PAO	356,717	348
	Canadian Natural Resources, Ltd. (CAD denominated)	6,652	281

			15,538

Utilities 2.89%	Engie SA	209,396	3,103
	Brookfield Infrastructure Partners LP	36,934	2,248
	Enel SpA	254,456	2,041
	ENN Energy Holdings, Ltd.	89,100	1,677
	Ørsted AS	7,274	930
	Guangdong Investment, Ltd.	392,000	498
	Iberdrola SA, non-registered shares[1]	36,164	429

			10,926

Real estate 1.86%	Longfor Group Holdings, Ltd.	553,000	2,603
	CK Asset Holdings, Ltd.	340,500	2,146
	Link Real Estate Investment Trust REIT	105,700	931
	Unibail-Rodamco-Westfield REIT, non-registered shares[1]	10,450	733
	Country Garden Services Holdings Co., Ltd.	55,000	329
	Sirius Real Estate, Ltd.	146,074	280

			7,022

	Total common stocks (cost: $303,007,000)		346,993

Preferred securities 1.70%
Information technology 1.15%	Samsung Electronics Co., Ltd., nonvoting preferred shares	72,570	4,347

Consumer discretionary 0.21%	Volkswagen AG, nonvoting preferred shares	3,447	697
	Lojas Americanas SA, preferred nominative	91,100	96

			793

Materials 0.18%	Gerdau SA, preferred nominative shares	139,449	682

Health care 0.16%	Sartorius AG, nonvoting non-registered preferred shares	920	623

	Total preferred securities (cost: $6,538,000)		6,445

108	American Funds Insurance Series

International Growth and Income Fund  (continued)

Short-term securities 5.73%	Shares	Value (000)

Money market investments 5.73%
Capital Group Central Cash Fund 0.09%[3,4]	216,965	$ 21,699

Total short-term securities (cost: $21,694,000)		21,699

Total investment securities 99.10% (cost: $331,239,000)		375,137
Other assets less liabilities 0.90%		3,405

Net assets 100.00%		$378,542

Investments in affiliates[4]
	Value of affiliate at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2021 (000)	Dividend income (000)

Short-term securities 5.73%
Money market investments 5.73%
Capital Group Central Cash Fund 0.09%[3]	$31,755	$1,405,200		$1,415,336	$82	$(2)	$21,699	$48

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 0.09%[3,5,6]	–	–	[7]				–	–	[8]

Total short-term securities							21,699

Total 5.73%					$82	$(2)	$21,699	$48

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $53,000, which represented ..01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Rate represents the seven-day yield at 12/31/2021.
[4]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Affiliated issuer during the reporting period but no longer held at 12/31/2021.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

SDR = Swedish Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	109

Capital Income Builder

Investment portfolio December 31, 2021

Common stocks 78.14%		Shares	Value (000)
Financials 16.16%	Toronto-Dominion Bank (CAD denominated)	203,225	$ 15,581
	Zurich Insurance Group AG	33,060	14,527
	JPMorgan Chase & Co.	83,345	13,198
	CME Group, Inc., Class A	51,062	11,666
	PNC Financial Services Group, Inc.	54,996	11,028
	Münchener Rückversicherungs-Gesellschaft AG	30,852	9,150
	DNB Bank ASA	270,938	6,215
	ING Groep NV	415,816	5,795
	Power Corporation of Canada, subordinate voting shares	169,417	5,598
	DBS Group Holdings, Ltd.	204,506	4,956
	Principal Financial Group, Inc.	64,158	4,641
	Hong Kong Exchanges and Clearing, Ltd.	77,400	4,520
	Great-West Lifeco, Inc. (CAD denominated)	149,064	4,473
	Intesa Sanpaolo SpA	1,636,720	4,237
	KBC Groep NV	46,906	4,030
	Ping An Insurance (Group) Company of China, Ltd., Class H	454,000	3,269
	Ping An Insurance (Group) Company of China, Ltd., Class A	86,557	685
	KeyCorp	169,905	3,930
	American International Group, Inc.	66,186	3,763
	Kaspi.kz JSC[1]	29,855	3,463
	Kaspi.kz JSC (GDR)	1,981	230
	Swedbank AB, Class A	178,598	3,599
	Morgan Stanley	36,080	3,542
	Truist Financial Corp.	50,999	2,986
	Tryg A/S	112,594	2,784
	Webster Financial Corp.	38,194	2,133
	East West Bancorp, Inc.	25,615	2,015
	B3 SA-Brasil, Bolsa, Balcao	973,825	1,948
	AIA Group, Ltd.	191,600	1,931
	Moscow Exchange MICEX-RTS PJSC	875,002	1,785
	Citizens Financial Group, Inc.	37,354	1,765
	China Pacific Insurance (Group) Co., Ltd., Class H	626,150	1,698
	Travelers Companies, Inc.	10,321	1,614
	BlackRock, Inc.	1,722	1,577
	National Bank of Canada[2]	20,610	1,571
	U.S. Bancorp	26,785	1,504
	OneMain Holdings, Inc.[3]	29,833	1,493
	PICC Property and Casualty Co., Ltd., Class H	1,748,000	1,428
	State Street Corp.	14,395	1,339
	China Merchants Bank Co., Ltd., Class H	172,500	1,339
	Franklin Resources, Inc.	38,834	1,301
	BNP Paribas SA	16,736	1,158
	Euronext NV	10,067	1,046
	Everest Re Group, Ltd.	3,339	915
	Citigroup, Inc.	15,041	908
	Sberbank of Russia PJSC (ADR)	55,569	892
	Marsh & McLennan Companies, Inc.	4,925	856
	Discover Financial Services	6,027	696
	UBS Group AG	34,827	628
	Banco Santander, SA	185,078	620
	EFG International AG	62,707	478
	Vontobel Holding AG3	5,278	463
	Wells Fargo & Company	9,185	441
	UniCredit SpA	23,741	366
	Blackstone, Inc., nonvoting shares	2,530	327
	Cullen/Frost Bankers, Inc.	2,053	259
	SouthState Corp.	2,873	230
	Skandinaviska Enskilda Banken AB, Class A	15,414	215
	IIFL Wealth Management, Ltd.	8,122	155

			184,960

110	American Funds Insurance Series

Capital Income Builder  (continued)

Common stocks (continued)		Shares	Value (000)
Information technology 10.82%	Broadcom, Inc.	63,785	$ 42,443
	Microsoft Corp.	77,968	26,222
	Taiwan Semiconductor Manufacturing Company, Ltd.	558,800	12,421
	Intel Corp.	97,838	5,039
	Vanguard International Semiconductor Corp.	761,700	4,350
	NetApp, Inc.	44,355	4,080
	MediaTek, Inc.	94,000	4,043
	Automatic Data Processing, Inc.	15,622	3,852
	GlobalWafers Co., Ltd.	100,938	3,240
	Paychex, Inc.	21,047	2,873
	Apple, Inc.	16,090	2,857
	KLA Corp.	6,181	2,659
	Texas Instruments, Inc.	11,173	2,106
	Tokyo Electron, Ltd.	3,200	1,844
	QUALCOMM, Inc.	9,463	1,731
	Western Union Company	60,329	1,076
	Fidelity National Information Services, Inc.	8,799	960
	Tripod Technology Corp.	129,000	581
	International Business Machines Corp.	2,373	317
	SAP SE	2,197	312
	SINBON Electronics Co., Ltd.	29,000	298
	BE Semiconductor Industries NV	3,388	289
	FDM Group (Holdings) PLC	12,913	222

			123,815

Consumer staples 9.36%	Philip Morris International, Inc.	286,657	27,232
	British American Tobacco PLC	415,750	15,382
	Nestlé SA	67,037	9,376
	PepsiCo, Inc.	48,016	8,341
	General Mills, Inc.	104,609	7,049
	Altria Group, Inc.	111,473	5,283
	Kimberly-Clark Corp.	35,087	5,015
	Unilever PLC (GBP denominated)	78,728	4,204
	Carlsberg A/S, Class B	19,938	3,448
	Danone SA	46,778	2,907
	Keurig Dr Pepper, Inc.	78,172	2,881
	Coca-Cola Company	48,578	2,876
	ITC, Ltd.	957,581	2,809
	Imperial Brands PLC	115,980	2,538
	Anheuser-Busch InBev SA/NV	25,288	1,531
	Kraft Heinz Company	29,820	1,071
	Procter & Gamble Company	6,140	1,004
	Mondelez International, Inc.	13,024	864
	Vector Group, Ltd.	63,092	724
	Inner Mongolia Yili Industrial Group Co., Ltd., Class A	86,900	565
	Wuliangye Yibin Co., Ltd., Class A	15,800	552
	Reckitt Benckiser Group PLC	6,108	524
	Viscofan, SA, non-registered shares	5,067	328
	Scandinavian Tobacco Group A/S	14,647	308
	Hilton Food Group PLC	18,201	281

			107,093

Health care 7.82%	Gilead Sciences, Inc.	265,401	19,271
	Amgen, Inc.	54,050	12,160
	AbbVie, Inc.	88,164	11,937
	GlaxoSmithKline PLC	381,113	8,288
	Abbott Laboratories	55,054	7,748
	Medtronic PLC	69,420	7,181
	Novartis AG	81,036	7,139
	AstraZeneca PLC	50,049	5,879

American Funds Insurance Series	111

Capital Income Builder  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	UnitedHealth Group, Inc.	7,100	$ 3,565
	Roche Holding AG, nonvoting non-registered shares	5,624	2,340
	Hikma Pharmaceuticals PLC	58,819	1,767
	Royalty Pharma PLC, Class A	38,140	1,520
	Merck & Co., Inc.	7,223	554
	Koninklijke Philips NV (EUR denominated)	2,984	111
	Organon & Co.	662	20

			89,480

Real estate 7.46%	Crown Castle International Corp. REIT	143,415	29,936
	VICI Properties, Inc. REIT	425,900	12,824
	Digital Realty Trust, Inc. REIT	48,695	8,613
	Gaming and Leisure Properties, Inc. REIT	94,171	4,582
	Link Real Estate Investment Trust REIT	514,766	4,532
	Federal Realty Investment Trust REIT	25,637	3,495
	MGM Growth Properties LLC REIT, Class A	75,918	3,101
	TAG Immobilien AG	76,901	2,155
	Charter Hall Group REIT	134,433	2,013
	CK Asset Holdings, Ltd.	286,500	1,806
	Equinix, Inc. REIT	2,059	1,742
	American Tower Corp. REIT	5,154	1,508
	Longfor Group Holdings, Ltd.	235,000	1,106
	Alexandria Real Estate Equities, Inc. REIT	4,708	1,050
	Embassy Office Parks REIT	222,914	1,018
	CTP NV	45,559	970
	Powergrid Infrastructure Investment Trust	586,900	955
	Americold Realty Trust REIT	28,933	949
	Mindspace Business Parks REIT	214,689	945
	Boston Properties, Inc. REIT	6,411	738
	Sun Hung Kai Properties, Ltd.	56,255	682
	Douglas Elliman, Inc.[3]	31,546	363
	PSP Swiss Property AG	2,270	283

			85,366

Utilities 6.51%	Enel SpA	918,498	7,368
	Dominion Energy, Inc.	87,473	6,872
	Exelon Corp.	112,263	6,484
	DTE Energy Company	51,344	6,138
	Iberdrola SA, non-registered shares[3]	501,288	5,941
	E.ON SE	419,072	5,817
	Power Grid Corporation of India, Ltd.	1,915,312	5,267
	National Grid PLC	307,128	4,406
	Southern Co.	58,113	3,985
	Duke Energy Corp.	30,576	3,207
	Entergy Corp.	24,505	2,760
	AES Corp.	112,543	2,735
	Public Service Enterprise Group, Inc.	39,699	2,649
	Edison International	38,475	2,626
	Engie SA	172,193	2,551
	SSE PLC	96,978	2,165
	Sempra Energy	7,254	960
	Centrica PLC[3]	676,986	655
	Power Assets Holdings, Ltd.	98,000	611
	CenterPoint Energy, Inc.	15,770	440
	China Gas Holdings, Ltd.	189,600	394
	CMS Energy Corp.	3,492	227

112	American Funds Insurance Series

Capital Income Builder  (continued)

Common stocks (continued)		Shares	Value (000)
Utilities (continued)	NextEra Energy, Inc.	1,381	$ 129
	Evergy, Inc.	1,770	121
	Endesa, SA	1,774	41

			74,549

Energy 4.86%	TC Energy Corp. (CAD denominated)	193,885	9,017
	TC Energy Corp.	48,616	2,263
	Canadian Natural Resources, Ltd. (CAD denominated)	226,854	9,586
	Chevron Corp.	81,551	9,570
	EOG Resources, Inc.	50,650	4,499
	Gazprom PJSC (ADR)	441,992	4,084
	ConocoPhillips	53,634	3,871
	TotalEnergies SE	58,897	2,993
	Equitrans Midstream Corp.	191,717	1,982
	Royal Dutch Shell PLC, Class B	72,254	1,587
	Royal Dutch Shell PLC, Class B (ADR)	8,003	347
	Enbridge, Inc. (CAD denominated)	45,628	1,782
	BP PLC	379,151	1,696
	Schlumberger, Ltd.	34,060	1,020
	Exxon Mobil Corp.	12,844	786
	Petronet LNG, Ltd.	107,402	313
	Baker Hughes Co., Class A	7,400	178

			55,574

Industrials 4.54%	Raytheon Technologies Corp.	189,283	16,290
	Lockheed Martin Corp.	10,756	3,823
	RELX PLC	105,768	3,439
	Singapore Technologies Engineering, Ltd.	1,015,900	2,835
	BAE Systems PLC	377,153	2,807
	VINCI SA	23,704	2,507
	ABB, Ltd.	58,287	2,232
	BOC Aviation, Ltd.	304,100	2,227
	Trinity Industries, Inc.	72,684	2,195
	Honeywell International, Inc.	10,050	2,096
	Waste Management, Inc.	12,220	2,040
	Kone OYJ, Class B	20,648	1,482
	Union Pacific Corp.	5,344	1,346
	LIXIL Corp.	38,500	1,026
	CCR SA, ordinary nominative shares	477,434	993
	Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	49,604	990
	United Parcel Service, Inc., Class B	4,120	883
	Ventia Services Group Pty, Ltd.[3]	490,862	714
	General Dynamics Corp.	2,281	476
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B3	27,200	375
	Norfolk Southern Corp.	938	279
	Melrose Industries PLC	122,162	264
	L3Harris Technologies, Inc.	1,207	257
	Sulzer AG3	2,347	231
	Atlas Corp.[2]	13,925	197

			52,004

Materials 3.81%	Vale SA, ordinary nominative shares (ADR)	466,117	6,535
	Vale SA, ordinary nominative shares	272,296	3,811
	BHP Group PLC	240,104	7,148
	Rio Tinto PLC	96,398	6,383
	LyondellBasell Industries NV	46,368	4,277
	Air Products and Chemicals, Inc.	13,138	3,997
	Fortescue Metals Group, Ltd.	153,397	2,144
	Dow, Inc.	36,312	2,060

American Funds Insurance Series	113

Capital Income Builder  (continued)

Common stocks (continued)		Shares	Value (000)
Materials (continued)	Evonik Industries AG	49,884	$ 1,617
	BASF SE	19,490	1,371
	Linde PLC	3,045	1,055
	Celanese Corp.	5,796	974
	Asahi Kasei Corp.	88,600	833
	UPM-Kymmene Oyj[3]	17,746	676
	Nexa Resources SA2	47,740	375
	WestRock Co.	6,230	276
	Amcor PLC (CDI)	8,656	104

			43,636

Communication services 3.76%	Comcast Corp., Class A	245,307	12,346
	SoftBank Corp.	556,700	7,039
	BCE, Inc.	115,182	5,993
	Verizon Communications, Inc.	75,874	3,942
	Koninklijke KPN NV	1,107,741	3,443
	HKT Trust and HKT, Ltd., units	1,949,240	2,620
	TELUS Corp.	85,285	2,009
	WPP PLC	105,342	1,596
	Nippon Telegraph and Telephone Corp.	37,400	1,024
	ITV PLC[3]	533,667	799
	Omnicom Group, Inc.	9,475	694
	Indus Towers, Ltd.	198,205	662
	ProSiebenSat.1 Media SE	36,197	577
	Vodafone Group PLC	125,093	190
	HKBN, Ltd.	119,500	147

			43,081

Consumer discretionary 3.04%	McDonald’s Corp.	17,808	4,774
	Home Depot, Inc.	11,495	4,771
	Midea Group Co., Ltd., Class A	320,675	3,714
	Industria de Diseño Textil, SA	96,881	3,147
	Compagnie Financière Richemont SA, Class A	16,434	2,470
	Starbucks Corp.	20,534	2,402
	Kering SA	2,624	2,112
	Taylor Wimpey PLC	874,257	2,077
	Hasbro, Inc.	20,103	2,046
	VF Corp.	24,377	1,785
	YUM! Brands, Inc.	11,295	1,568
	Darden Restaurants, Inc.	7,867	1,185
	LVMH Moët Hennessy-Louis Vuitton SE	1,379	1,141
	Sands China, Ltd.[3]	158,800	370
	Inchcape PLC	21,610	266
	Thule Group AB	4,141	251
	Fielmann AG3	3,646	246
	Kindred Group PLC (SDR)	19,169	228
	OPAP SA	15,105	214

			34,767

	Total common stocks (cost: $664,964,000)		894,325

Preferred securities 0.17%
Information technology 0.17%	Samsung Electronics Co., Ltd., nonvoting preferred shares	32,453	1,944

	Total preferred securities (cost: $1,292,000)		1,944

114	American Funds Insurance Series

Capital Income Builder  (continued)

Rights & warrants 0.00%		Shares	Value (000)
Consumer discretionary 0.00%	Compagnie Financière Richemont SA, Class A, warrants, expire 2023[3]	7,130	$ 8

	Total rights & warrants (cost: $0)		8

Convertible stocks 1.19%
Information technology 0.42%	Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	2,307	4,788

Utilities 0.41%	NextEra Energy, Inc., convertible preferred units, 4.872% 2022	29,485	2,008
	NextEra Energy, Inc., convertible preferred units, 6.219% 2023	8,500	492
	AES Corp., convertible preferred units, 6.875% 2024	8,659	831
	American Electric Power Company, Inc., convertible preferred units, 6.125% 2023[2]	9,704	510
	American Electric Power Company, Inc., convertible preferred shares, 6.125% 2022	4,100	206
	Dominion Energy, Inc., Series A, convertible preferred shares, 7.25% 2022	5,900	594

			4,641

Health care 0.26%	Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]	1,745	3,033

Industrials 0.07%	Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022[2]	7,000	764

Consumer discretionary 0.03%	Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	1,948	359

	Total convertible stocks (cost: $9,063,000)		13,585

Investment funds 2.65%
	Capital Group Central Corporate Bond Fund[4]	3,051,758	30,304

	Total investment funds (cost: $30,786,000)		30,304

Convertible bonds & notes 0.04%		Principal amount (000)
Consumer discretionary 0.04%	Royal Caribbean Cruises, Ltd., convertible notes, 4.25% 2023	$ 392	501

	Total convertible bonds & notes (cost: $394,000)		501

Bonds, notes & other debt instruments 15.01%

U.S. Treasury bonds & notes 9.30%
U.S. Treasury 6.57%	U.S. Treasury 0.125% 2022	4,875	4,873
	U.S. Treasury 0.125% 2022	3,750	3,750
	U.S. Treasury 0.125% 2022	1,625	1,620
	U.S. Treasury 0.125% 2023	2,200	2,193
	U.S. Treasury 0.125% 2023	1,025	1,021
	U.S. Treasury 0.375% 2023	875	870
	U.S. Treasury 0.625% 2024	11,900	11,806
	U.S. Treasury 0.75% 2024	5,965	5,933
	U.S. Treasury 0.375% 2025	507	496
	U.S. Treasury 0.75% 2026	4,903	4,808
	U.S. Treasury 0.75% 2026	3,850	3,773

American Funds Insurance Series	115

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 0.75% 2026	$ 1		$ 1
	U.S. Treasury 0.875% 2026	2,940		2,889
	U.S. Treasury 1.125% 2026	8,270		8,220
	U.S. Treasury 1.25% 2026	1,000		1,000
	U.S. Treasury 1.875% 2026	6,300		6,480
	U.S. Treasury 2.00% 2026[5]	2,800		2,899
	U.S. Treasury 0.50% 2027	2,900		2,783
	U.S. Treasury 1.25% 2028	1,350		1,339
	U.S. Treasury 1.375% 2031	967		955
	U.S. Treasury 1.125% 2040[5]	2,400		2,105
	U.S. Treasury 1.875% 2051	505		502
	U.S. Treasury 2.00% 2051	4,619		4,714
	U.S. Treasury 2.375% 2051[5]	197		217

				75,247

U.S. Treasury inflation-protected securities 2.73%	U.S. Treasury Inflation-Protected Security 0.125% 2023[6]	2,685		2,775
	U.S. Treasury Inflation-Protected Security 0.375% 2023[6]	1,687		1,775
	U.S. Treasury Inflation-Protected Security 0.625% 2023[6]	3,155		3,301
	U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	4,872		5,199
	U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	4,282		4,577
	U.S. Treasury Inflation-Protected Security 0.50% 2024[6]	574		612
	U.S. Treasury Inflation-Protected Security 0.625% 2024[6]	2,264		2,413
	U.S. Treasury Inflation-Protected Security 0.125% 2025[6]	1,178		1,261
	U.S. Treasury Inflation-Protected Security 0.125% 2025[6]	213		230
	U.S. Treasury Inflation-Protected Security 0.25% 2025[6]	501		537
	U.S. Treasury Inflation-Protected Security 0.375% 2025[6]	350		380
	U.S. Treasury Inflation-Protected Security 0.125% 2026[6]	1,524		1,645
	U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	1,988		2,210
	U.S. Treasury Inflation-Protected Security 0.125% 2031[6]	1,700		1,903
	U.S. Treasury Inflation-Protected Security 0.125% 2031[6]	129		145
	U.S. Treasury Inflation-Protected Security 0.125% 2051[6]	1,885		2,233

				31,196

	Total U.S. Treasury bonds & notes			106,443

Mortgage-backed obligations 3.13%
Federal agency mortgage-backed obligations 2.39%	Fannie Mae Pool #695412 5.00% 2033[7]	–	[8]	–	[8]
	Fannie Mae Pool #AD3566 5.00% 2035[7]	2		2
	Fannie Mae Pool #AC0794 5.00% 2039[7]	5		6
	Fannie Mae Pool #931768 5.00% 2039[7]	1		2
	Fannie Mae Pool #AE0311 3.50% 2040[7]	11		12
	Fannie Mae Pool #932606 5.00% 2040[7]	4		5
	Fannie Mae Pool #AJ1873 4.00% 2041[7]	7		8
	Fannie Mae Pool #AE1248 5.00% 2041[7]	10		11
	Fannie Mae Pool #AE1274 5.00% 2041[7]	8		9
	Fannie Mae Pool #AE1277 5.00% 2041[7]	5		5
	Fannie Mae Pool #AE1283 5.00% 2041[7]	3		3
	Fannie Mae Pool #AE1290 5.00% 2042[7]	5		6
	Fannie Mae Pool #AT3954 3.50% 2043[7]	3		3
	Fannie Mae Pool #AT0300 3.50% 2043[7]	2		2
	Fannie Mae Pool #AY1829 3.50% 2044[7]	2		2
	Fannie Mae Pool #AW8240 3.50% 2044[7]	1		1
	Fannie Mae Pool #BJ5015 4.00% 2047[7]	50		54
	Fannie Mae Pool #BH3122 4.00% 2047[7]	1		1
	Fannie Mae Pool #BK6840 4.00% 2048[7]	31		34
	Fannie Mae Pool #BK5232 4.00% 2048[7]	23		25
	Fannie Mae Pool #BK9743 4.00% 2048[7]	9		10
	Fannie Mae Pool #CA2804 4.50% 2048[7]	269		288
	Fannie Mae Pool #BK9761 4.50% 2048[7]	5		6

116	American Funds Insurance Series

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #CA5540 3.00% 2050[7]	$3,858		$ 4,057
	Fannie Mae Pool #BF0497 3.00% 2060[7]	382		403
	Freddie Mac Pool #Q15874 4.00% 2043[7]	2		2
	Freddie Mac Pool #G67711 4.00% 2048[7]	292		320
	Freddie Mac Pool #Q56599 4.00% 2048[7]	37		41
	Freddie Mac Pool #Q56175 4.00% 2048[7]	25		28
	Freddie Mac Pool #Q55971 4.00% 2048[7]	25		27
	Freddie Mac Pool #Q56576 4.00% 2048[7]	22		24
	Freddie Mac Pool #Q55970 4.00% 2048[7]	12		14
	Freddie Mac Pool #Q58411 4.50% 2048[7]	73		80
	Freddie Mac Pool #Q58436 4.50% 2048[7]	33		36
	Freddie Mac Pool #Q58378 4.50% 2048[7]	26		29
	Freddie Mac Pool #Q57242 4.50% 2048[7]	23		26
	Freddie Mac Pool #ZT1704 4.50% 2049[7]	1,581		1,733
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[7]	291		300
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[7,9]	287		296
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[7,9]	136		140
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[7,9]	113		119
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[7]	94		100
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[7]	25		26
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[7]	1,146		1,212
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[7]	779		812
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[7]	514		534
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 2058[7]	24		24
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[7]	12		12
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[7]	1,123		1,158
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 2029[7]	1,610		1,668
	Government National Mortgage Assn. 2.50% 2052[7,10]	2,106		2,157
	Government National Mortgage Assn. Pool #MA5764 4.50% 2049[7]	663		701
	Government National Mortgage Assn. Pool #MA5877 4.50% 2049[7]	75		79
	Government National Mortgage Assn. Pool #694836 5.636% 2059[7]	1		1
	Government National Mortgage Assn. Pool #765152 4.14% 2061[7]	–	[8]	–	[8]
	Government National Mortgage Assn. Pool #766525 4.70% 2062[7]	–	[8]	–	[8]
	Government National Mortgage Assn. Pool #725893 5.20% 2064[7]	–	[8]	–	[8]
	Government National Mortgage Assn. Pool #AA7554 6.64% 2064[7]	1		1
	Uniform Mortgage-Backed Security 2.50% 2037[7,10]	1,608		1,662
	Uniform Mortgage-Backed Security 2.00% 2052[7,10]	1,630		1,618
	Uniform Mortgage-Backed Security 2.00% 2052[7,10]	245		244
	Uniform Mortgage-Backed Security 2.50% 2052[7,10]	96		97
	Uniform Mortgage-Backed Security 2.50% 2052[7,10]	54		55
	Uniform Mortgage-Backed Security 3.00% 2052[7,10]	1,595		1,652
	Uniform Mortgage-Backed Security 3.50% 2052[7,10]	1,773		1,866
	Uniform Mortgage-Backed Security 4.00% 2052[7,10]	2,925		3,111
	Uniform Mortgage-Backed Security 4.50% 2052[7,10]	402		431

				27,391

American Funds Insurance Series	117

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 0.50%	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[1,7,9]	$ 202	$ 201
	Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[1,7,9]	135	135
	Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 2031[1,7,9]	177	177
	Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[1,7,9]	148	148
	Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[1,7,9]	21	21
	Connecticut Avenue Securities, Series 2021-R01, Class 1M1, (1-month USD-SOFR + 0.75%) 0.80% 2041[1,7,9]	20	20
	Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 2051[1,7,9]	290	291
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA5, Class B1, (1-month USD-SOFR + 3.05%) 3.10% 2034[1,7,9]	16	16
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA6, Class M2, (1-month USD-SOFR + 1.50%) 1.55% 2041[1,7,9]	130	130
	Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[1,7,9]	163	163
	Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[1,7,9]	129	129
	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 2061[1,7,9]	91	90
	Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 2067 (5.25% on 11/25/2024)[1,7,11]	156	156
	Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.902% 2053[1,7,9]	175	175
	Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.002% 2053[1,7,9]	279	279
	Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 0.952% 2055[1,7,9]	202	202
	MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.70%) 1.786% 2022[1,7,9]	1,057	1,058
	MRA Issuance Trust, Series 2021-16, Class A1, (1-month USD-LIBOR + 1.55%) 1.644% 2051[1,7,9]	523	523
	NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 0.852% 2055[1,7,9]	281	281
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 2031[1,7,9]	133	133
	Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[1,7,9]	50	51
	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[1,7,9]	59	60
	Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[1,7,9]	36	37
	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[1,7,9]	71	73
	Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 2058[1,7,9]	36	37
	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[1,7]	584	583
	Tricon Residential, Series 2021-SFR1, Class A, 1.943% 2038[1,7]	196	195
	Verus Securitization Trust, Series 2021-7, Class A1, 1.829% 2066[1,7,9]	246	246
	ZH Trust, Series 2021-2, Class A, 2.349% 2027[1,7]	100	100

			5,710

Commercial mortgage-backed securities 0.24%	BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 1.60% 2026[1,7,9]	100	100
	BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 0.81% 2036[1,7,9]	548	547
	BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 1.009% 2036[1,7,9]	266	266
	BX Trust, Series 2021-ARIA, Class C, (1-month USD-LIBOR + 1.646%) 1.756% 2036[1,7,9]	100	100
	BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.78% 2038[1,7,9]	174	173
	BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 1.51% 2038[1,7,9]	100	100
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.19% 2038[1,7,9]	99	100
	GS Mortgage Securities Trust, Series 2018-HULA, Class A, 1.03% 2025[1,7,9]	231	231
	Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 1.26% 2038[1,7,9]	300	300
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 1.16% 2038[1,7,9]	179	179

118	American Funds Insurance Series

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	Motel 6 Trust, Series 2021-MTL6, Class A, (1-month USD-LIBOR + 0.90%) 1.01% 2038[1,7,9]	$100	$ 100
	Multi Family Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 3.352% 2049[1,7,9]	150	148
	SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 0.841% 2038[1,7,9]	361	360

			2,704

	Total mortgage-backed obligations		35,805

Corporate bonds, notes & loans 1.93%
Energy 0.41%	Apache Corp. 4.25% 2030	385	418
	Baker Hughes, a GE Co. 2.061% 2026	8	8
	BP Capital Markets America, Inc. 3.633% 2030	360	398
	Cenovus Energy, Inc. 5.40% 2047	75	94
	Cheniere Energy, Inc. 3.70% 2029	201	215
	Enbridge Energy Partners LP 7.375% 2045	29	45
	Energy Transfer Operating LP 5.00% 2050	341	393
	Energy Transfer Partners LP 5.30% 2047	29	34
	Energy Transfer Partners LP 6.00% 2048	51	64
	Energy Transfer Partners LP 6.25% 2049	93	122
	EQT Corp. 5.00% 2029	35	39
	EQT Corp. 3.625% 2031[1]	20	21
	Equinor ASA 2.375% 2030	365	371
	Exxon Mobil Corp. 2.995% 2039	200	203
	MPLX LP 5.50% 2049	625	800
	New Fortress Energy, Inc. 6.50% 2026[1]	80	79
	NGL Energy Operating LLC 7.50% 2026[1]	80	83
	ONEOK, Inc. 3.10% 2030	42	43
	ONEOK, Inc. 4.95% 2047	51	59
	ONEOK, Inc. 7.15% 2051	97	140
	Pemex Project Funding Master Trust, Series 13, 6.625% 2035	150	144
	Petróleos Mexicanos 6.50% 2029	20	21
	Petróleos Mexicanos 7.69% 2050	75	73
	Sabine Pass Liquefaction, LLC 4.50% 2030	197	222
	Shell International Finance BV 2.00% 2024	420	431
	TransCanada PipeLines, Ltd. 5.10% 2049	150	198

			4,718

Health care 0.34%	AbbVie, Inc. 4.25% 2049	92	111
	AstraZeneca PLC 3.375% 2025	200	215
	AstraZeneca PLC 3.00% 2051	11	11
	Centene Corp. 4.625% 2029	530	572
	Centene Corp. 3.375% 2030	179	183
	Centene Corp. 2.625% 2031	40	39
	Merck & Co., Inc. 1.70% 2027	118	119
	Merck & Co., Inc. 3.40% 2029	110	120
	Merck & Co., Inc. 2.15% 2031	168	169
	Pfizer, Inc. 2.70% 2050	425	429
	Tenet Healthcare Corp. 7.50% 2025[1]	325	342
	Teva Pharmaceutical Finance Co. BV 6.00% 2024	700	734
	Teva Pharmaceutical Finance Co. BV 3.15% 2026	650	612
	Teva Pharmaceutical Finance Co. BV 4.10% 2046	300	254

			3,910

American Funds Insurance Series	119

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary 0.32%	Bayerische Motoren Werke AG 4.15% 2030[1]	$290	$ 329
	Daimler Trucks Finance North America, LLC 1.125% 2023[1]	495	495
	Daimler Trucks Finance North America, LLC 1.625% 2024[1]	175	176
	Daimler Trucks Finance North America, LLC 2.375% 2028[1]	150	151
	Daimler Trucks Finance North America, LLC 2.50% 2031[1]	150	150
	General Motors Company 5.95% 2049	90	124
	Grand Canyon University 4.125% 2024	200	205
	Marriott International, Inc. 2.85% 2031	50	50
	Royal Caribbean Cruises, Ltd. 10.875% 2023[1]	250	274
	Royal Caribbean Cruises, Ltd. 11.50% 2025[1]	325	364
	Toyota Motor Credit Corp. 2.15% 2022	505	511
	Toyota Motor Credit Corp. 2.60% 2022	856	856

			3,685

Communication services 0.23%	AT&T, Inc. 3.50% 2041	75	77
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[1]	360	364
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2034[1]	175	173
	SBA Tower Trust 1.631% 2026[1]	253	249
	Sprint Corp. 6.875% 2028	325	412
	Sprint Corp. 8.75% 2032	275	413
	T-Mobile US, Inc. 3.875% 2030	625	684
	Verizon Communications, Inc. 2.355% 2032[1]	126	124
	Walt Disney Company 4.625% 2040	120	149

			2,645

Utilities 0.16%	AEP Transmission Co., LLC 3.80% 2049	45	51
	Edison International 4.125% 2028	132	139
	FirstEnergy Corp. 2.25% 2030	107	103
	FirstEnergy Corp. 2.65% 2030	493	488
	Pacific Gas and Electric Co. 2.95% 2026	97	99
	Pacific Gas and Electric Co. 3.75% 2028	105	109
	Pacific Gas and Electric Co. 4.65% 2028	284	310
	Pacific Gas and Electric Co. 2.50% 2031	375	358
	Southern California Edison Co., Series C, 3.60% 2045	206	212

			1,869

Information technology 0.13%	Broadcom, Inc. 5.00% 2030	420	490
	Broadcom, Inc. 3.75% 2051[1]	91	95
	Lenovo Group, Ltd. 5.875% 2025	400	441
	Oracle Corp. 2.875% 2031	140	141
	Oracle Corp. 3.60% 2050	150	147
	ServiceNow, Inc. 1.40% 2030	130	121

			1,435

Industrials 0.12%	Boeing Company 2.70% 2022	300	302
	Boeing Company 2.75% 2026	91	94
	Boeing Company 5.15% 2030	284	331
	Boeing Company 5.805% 2050	95	129
	Canadian Pacific Railway, Ltd. 2.45% 2031	76	77
	Canadian Pacific Railway, Ltd. 3.10% 2051	69	71
	CSX Corp. 4.75% 2048	50	65
	Masco Corp. 3.125% 2051	10	10
	Norfolk Southern Corp. 3.00% 2022	224	224

			1,303

120	American Funds Insurance Series

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials 0.09%	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032	$150	$ 153
	Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[11]	231	221
	Goldman Sachs Group, Inc. 2.65% 2032 (USD-SOFR + 1.264% on 10/21/2031)[11]	75	76
	JPMorgan Chase & Co. 1.953% 2032 (USD-SOFR + 1.065% on 2/4/2031)[11]	227	219
	Navient Corp. 5.00% 2027	150	153
	New York Life Global Funding 3.00% 2028[1]	150	160
	SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[11]	38	39

			1,021

Consumer staples 0.08%	7-Eleven, Inc. 0.80% 2024[1]	50	49
	7-Eleven, Inc. 0.95% 2026[1]	60	58
	7-Eleven, Inc. 1.30% 2028[1]	45	43
	7-Eleven, Inc. 1.80% 2031[1]	325	308
	Altria Group, Inc. 3.70% 2051	25	23
	British American Tobacco PLC 4.54% 2047	73	77
	British American Tobacco PLC 4.758% 2049	130	140
	Kraft Heinz Company 3.00% 2026	93	97
	Kraft Heinz Company 5.50% 2050	75	102

			897

Materials 0.03%	Dow Chemical Co. 3.60% 2050	75	82
	International Flavors & Fragrances, Inc. 1.832% 2027[1]	100	98
	LYB International Finance III, LLC 4.20% 2050	49	57
	LYB International Finance III, LLC 3.625% 2051	102	108

			345

Real estate 0.02%	Equinix, Inc. 1.55% 2028	25	24
	Equinix, Inc. 3.20% 2029	144	152
	Equinix, Inc. 2.50% 2031	47	47

			223

	Total corporate bonds, notes & loans		22,051

Asset-backed obligations 0.56%
	Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[1,7]	197	200
	Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[1,7]	100	104
	CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[1,7]	359	356
	CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[1,7]	91	89
	CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[1,7]	92	92
	CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[1,7]	92	92
	CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[1,7]	323	317
	FREED ABS Trust, Series 2021-2, Class A, 0.68% 2028[1,7]	44	44
	GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[1,7]	604	606
	GCI Funding I LLC, Series 2021-1, Class A, 2.38% 2046[1,7]	94	94
	Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[1,7]	153	164
	Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[1,7]	247	245
	Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 2025[1,7]	100	99
	Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 2027[1,7]	268	265
	Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 2027[1,7]	100	99
	Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 2027[1,7]	100	100
	Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 2069[1,7]	63	62
	Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[1,7]	183	180
	Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 0.844% 2062[1,7,9]	289	290
	Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[1,7]	276	272

American Funds Insurance Series	121

Capital Income Builder  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Asset-backed obligations (continued)
	Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[1,7]	$ 554	$547
	New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[1,7]	935	918
	New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class B1, 2.41% 2061[1,7]	100	100
	OnDeck Asset Securitization Trust LLC, Series 2021-1A, Class A, 1.59% 2027[1,7]	100	100
	Oportun Funding LLC, Series 2021-B, Class A, 1.47% 2031[1,7]	100	99
	OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[1,7,9]	187	187
	SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 2053[1,7]	99	96
	Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2033[1,7]	236	234
	Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2034[1,7,9]	335	329

			6,380

Bonds & notes of governments & government agencies outside the U.S. 0.07%
	Peru (Republic of) 2.783% 2031	190	190
	Portuguese Republic 5.125% 2024	18	20
	Qatar (State of) 4.50% 2028	200	230
	Saudi Arabia (Kingdom of) 3.625% 2028	200	218
	United Mexican States 3.25% 2030	200	205

			863

Municipals 0.02%
California 0.00%	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034	15	15

Illinois 0.02%	G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	225	260

	Total municipals		275

	Total bonds, notes & other debt instruments (cost: $170,013,000)		171,817

Short-term securities 4.11%		Shares

Money market investments 3.75%
	Capital Group Central Cash Fund 0.09%[4,12]	428,875	42,892

Money market investments purchased with collateral from securities on loan 0.36%
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[12,13]	2,071,892	2,072
	Capital Group Central Cash Fund 0.09%[4,12,13]	19,536	1,954
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[12,13]	139,561	139

			4,165

	Total short-term securities (cost: $47,054,000)		47,057

	Total investment securities 101.31% (cost: $923,566,000)		1,159,541
	Other assets less liabilities (1.31)%		(15,014)

	Net assets 100.00%		$1,144,527

122	American Funds Insurance Series

Capital Income Builder  (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)

90 Day Euro Dollar Futures	Long	94	September 2022	$23,311	$(47)
2 Year U.S. Treasury Note Futures	Short	38	March 2022	(8,291)	2
5 Year U.S. Treasury Note Futures	Long	73	March 2022	8,831	43
10 Year U.S. Treasury Note Futures	Long	27	March 2022	3,523	37
10 Year Ultra U.S. Treasury Note Futures	Short	22	March 2022	(3,222)	(45)
20 Year U.S. Treasury Bond Futures	Long	4	March 2022	642	6
30 Year Ultra U.S. Treasury Bond Futures	Long	61	March 2022	12,025	236

					$232

Forward currency contracts
Contract amount						Unrealized appreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2021 (000)

MXN	2,000	USD	95	JPMorgan Chase	1/20/2022	$2

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay					Upfront	Unrealized
						Value at	premium	appreciation
	Payment		Payment	Expiration	Notional	12/31/2021	paid	at 12/31/2021
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)

3-month USD-LIBOR	Quarterly	0.337%	Semi-annual	5/18/2025	$18,500	$541	$–	$541
3-month USD-LIBOR	Quarterly	0.5935%	Semi-annual	5/18/2030	7,200	529	–	529
3-month USD-LIBOR	Quarterly	0.807%	Semi-annual	5/18/2050	1,800	381	–	381

							$–	$1,451

Credit default swaps

Centrally cleared credit default swaps on credit indices – sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2021 (000)

5.00%	Quarterly	CDX.NA.HY.37	12/20/2026	$2,975	$272	$286	$(14)

American Funds Insurance Series	123

Capital Income Builder  (continued)

Investments in affiliates[4]
	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)		Capital gain distributions received (000)

Investment funds 2.65%
Capital Group Central Corporate Bond Fund	$ –	$ 31,111		$ 321	$(3)	$(483)	$30,304	$381		$270

Short-term securities 3.92%
Money market investments 3.75%
Capital Group Central Cash Fund 0.09%[12]	56,762	229,039		242,907	(5)	3	42,892	41		–

Money market investments purchased with collateral from securities on loan 0.17%
Capital Group Central Cash Fund 0.09%[12,13]	–	1,954	[14]				1,954	–	[15]	–

Total short-term securities							44,846

Total 6.57%					$(8)	$(480)	$75,150	$422		$270

[1]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $22,442,000, which represented 1.96% of the net assets of the fund.

[2]

All or a portion of this security was on loan. The total value of all such securities was $6,084,000, which represented ..53% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Security did not produce income during the last 12 months.
[4]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,515,000, which represented .13% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Amount less than one thousand.
[9]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[10]	Purchased on a TBA basis.
[11]	Step bond; coupon rate may change at a later date.
[12]	Rate represents the seven-day yield at 12/31/2021.
[13]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[14]	Represents net activity. Refer to Note 5 for more information on securities lending.
[15]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

G.O. = General Obligation

GBP = British pounds

GDR = Global Depositary Receipts

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

SDR = Swedish Depositary Receipts

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

124	American Funds Insurance Series

Asset Allocation Fund

Investment portfolio December 31, 2021

Common stocks 71.88%		Shares	Value (000)
Information technology 17.18%	Microsoft Corp.	4,562,561	$1,534,480
	Broadcom, Inc.	1,676,447	1,115,525
	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	5,111,700	614,989
	ASML Holding NV (New York registered) (ADR)	695,900	554,034
	MKS Instruments, Inc.	1,700,000	296,089
	NVIDIA Corp.	665,393	195,699
	VeriSign, Inc.[1]	700,000	177,674
	Concentrix Corp.	949,617	169,620
	Shopify, Inc., Class A, subordinate voting shares[1]	89,000	122,588
	RingCentral, Inc., Class A1	648,389	121,476
	MicroStrategy, Inc., Class A1,2	203,897	111,020
	Okta, Inc., Class A1	174,680	39,158
	Mastercard, Inc., Class A	103,700	37,261
	DocuSign, Inc.[1]	242,000	36,859
	Paychex, Inc.	240,000	32,760
	Apple, Inc.	150,000	26,635
	GoDaddy, Inc., Class A1	281,000	23,846
	Applied Materials, Inc.	135,000	21,244
	KLA Corp.	49,000	21,075
	PayPal Holdings, Inc.[1]	70,000	13,201
	Adobe, Inc.[1]	15,500	8,789

			5,274,022

Financials 11.74%	First Republic Bank	1,480,000	305,635
	Capital One Financial Corp.	1,750,000	253,907
	JPMorgan Chase & Co.	1,505,000	238,317
	CME Group, Inc., Class A	977,200	223,251
	Synchrony Financial	4,750,000	220,352
	Bank of America Corp.	4,750,000	211,327
	Apollo Asset Management, Inc.	2,769,732	200,612
	Chubb, Ltd.	1,000,000	193,310
	KKR & Co., Inc.	2,277,000	169,636
	Blackstone, Inc., nonvoting shares	1,192,091	154,245
	Toronto-Dominion Bank (CAD denominated)	1,996,383	153,057
	Intercontinental Exchange, Inc.	1,076,000	147,164
	Western Alliance Bancorporation	1,182,849	127,334
	Nasdaq, Inc.	557,500	117,081
	Signature Bank[1]	271,435	87,801
	Webster Financial Corp.	1,478,124	82,538
	Ares Management Corp., Class A	1,015,403	82,522
	EQT AB	1,446,647	78,927
	Brookfield Asset Management, Inc., Class A	1,260,000	76,079
	Citigroup, Inc.	1,200,000	72,468
	SLM Corp.	2,960,000	58,223
	BlackRock, Inc.	62,000	56,765
	S&P Global, Inc.	118,700	56,018
	Antin Infrastructure Partners SA1	1,243,300	48,835
	Citizens Financial Group, Inc.	940,000	44,415
	Bridgepoint Group PLC[1]	5,809,554	38,767
	Aon PLC, Class A	87,000	26,149
	Blue Owl Capital, Inc., Class A	1,205,000	17,967
	The Bank of N.T. Butterfield & Son, Ltd.	421,585	16,067
	OneMain Holdings, Inc.[1]	300,000	15,012
	Progressive Corp.	105,000	10,778
	Hong Kong Exchanges and Clearing, Ltd.	170,000	9,928
	Islandsbanki hf.[1]	9,555,235	9,301
	Jonah Energy Parent LLC[1,3,4]	32,117	1,375

			3,605,163

American Funds Insurance Series	125

Asset Allocation Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care 9.15%	UnitedHealth Group, Inc.	1,311,800	$ 658,707
	Johnson & Johnson	2,750,000	470,443
	Cigna Corp.	1,100,000	252,593
	Humana, Inc.	522,000	242,135
	Abbott Laboratories	1,400,000	197,036
	CVS Health Corp.	1,638,000	168,976
	Vertex Pharmaceuticals, Inc.[1]	567,500	124,623
	Eli Lilly and Company	431,969	119,318
	Gilead Sciences, Inc.	1,600,000	116,176
	Daiichi Sankyo Company, Ltd.	3,873,900	98,506
	Regeneron Pharmaceuticals, Inc.[1]	150,000	94,728
	Thermo Fisher Scientific, Inc.	116,000	77,400
	IDEXX Laboratories, Inc.[1]	94,102	61,962
	AbCellera Biologics, Inc.[1]	2,345,741	33,544
	Rotech Healthcare, Inc.[1,3,4,5]	184,138	19,887
	Ultragenyx Pharmaceutical, Inc.[1]	217,400	18,281
	Centene Corp.[1]	190,000	15,656
	Viatris, Inc.	1,121,937	15,180
	Oak Street Health, Inc.[1,2]	311,768	10,332
	NuCana PLC (ADR)[1,2,6]	2,977,153	7,086
	Pfizer, Inc.	102,973	6,081

			2,808,650

Consumer discretionary 8.58%	Home Depot, Inc.	1,281,200	531,711
	Amazon.com, Inc.[1]	158,460	528,360
	Aramark	11,000,000	405,350
	General Motors Company[1]	3,750,000	219,862
	Dollar General Corp.	927,387	218,706
	LVMH Moët Hennessy-Louis Vuitton SE	256,896	212,630
	Lear Corp.	600,000	109,770
	Etsy, Inc.[1]	418,825	91,698
	Booking Holdings, Inc.[1]	32,700	78,455
	Royal Caribbean Cruises, Ltd.[1]	1,014,324	78,001
	Caesars Entertainment, Inc.[1]	828,892	77,526
	Xpeng, Inc., Class A (ADR)[1]	703,800	35,422
	Darden Restaurants, Inc.	142,000	21,391
	Dr. Martens PLC[1]	2,375,000	13,759
	Chipotle Mexican Grill, Inc.[1]	5,800	10,140

			2,632,781

Communication services 6.76%	Meta Platforms, Inc., Class A1	1,966,385	661,394
	Alphabet, Inc., Class C1	183,643	531,388
	Alphabet, Inc., Class A1	8,450	24,480
	Charter Communications, Inc., Class A1	721,000	470,070
	Comcast Corp., Class A	3,307,000	166,441
	Netflix, Inc.[1]	241,500	145,489
	Activision Blizzard, Inc.	1,075,500	71,553
	Electronic Arts, Inc.	35,000	4,616

			2,075,431

Consumer staples 5.75%	Philip Morris International, Inc.	8,467,421	804,405
	Nestlé SA	2,500,000	349,649
	Altria Group, Inc.	4,072,000	192,972
	Archer Daniels Midland Company	2,000,000	135,180
	British American Tobacco PLC (ADR)	1,927,543	72,109
	British American Tobacco PLC	1,390,000	51,429
	Mondelez International, Inc.	1,200,000	79,572

126	American Funds Insurance Series

Asset Allocation Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples (continued)	Avenue Supermarts, Ltd.[1]	970,539	$ 60,991
	Costco Wholesale Corp.	26,000	14,760
	Estée Lauder Companies, Inc., Class A	13,700	5,072

			1,766,139

Industrials 4.38%	Northrop Grumman Corp.	903,553	349,738
	CSX Corp.	6,455,369	242,722
	Lockheed Martin Corp.	595,000	211,469
	L3Harris Technologies, Inc.	971,000	207,056
	Storskogen Group AB, Class B1	19,218,526	129,631
	Waste Management, Inc.	249,000	41,558
	Boeing Company[1]	183,000	36,842
	Raytheon Technologies Corp.	395,000	33,994
	Cintas Corp.	60,000	26,590
	AMETEK, Inc.	140,000	20,586
	New AMI I, LLC[1,3,4]	1,588,250	12,007
	Copart, Inc.[1]	75,000	11,371
	Chart Industries, Inc.[1]	68,000	10,845
	Air Lease Corp., Class A	220,000	9,731

			1,344,140

Materials 3.46%	Dow, Inc.	3,500,000	198,520
	Vale SA, ordinary nominative shares	10,893,465	152,469
	LyondellBasell Industries NV	1,250,000	115,287
	Nucor Corp.	1,000,000	114,150
	Royal Gold, Inc.	845,000	88,902
	First Quantum Minerals, Ltd.	3,580,000	85,669
	Rio Tinto PLC	1,250,000	82,770
	Newmont Corp.	900,000	55,818
	Franco-Nevada Corp.	347,089	48,002
	Wheaton Precious Metals Corp.	970,000	41,642
	Allegheny Technologies, Inc.[1]	2,589,437	41,250
	Air Products and Chemicals, Inc.	84,000	25,558
	Sherwin-Williams Company	37,000	13,030

			1,063,067

Real estate 2.24%	MGM Growth Properties LLC REIT, Class A	4,216,800	172,256
	VICI Properties, Inc. REIT	5,165,000	155,518
	Gaming and Leisure Properties, Inc. REIT	2,595,400	126,292
	Alexandria Real Estate Equities, Inc. REIT	399,000	88,961
	American Tower Corp. REIT	183,000	53,528
	STORE Capital Corp. REIT	1,370,000	47,128
	Crown Castle International Corp. REIT	166,000	34,651
	Equinix, Inc. REIT	12,700	10,742

			689,076

Energy 1.79%	Canadian Natural Resources, Ltd. (CAD denominated)	7,210,100	304,660
	Pioneer Natural Resources Company	827,000	150,415
	Chevron Corp.	270,000	31,685
	ConocoPhillips	402,000	29,016
	Equitrans Midstream Corp.	1,060,000	10,960
	Chesapeake Energy Corp.	130,681	8,432
	Euronav NV	750,000	6,668
	Scorpio Tankers, Inc.	345,000	4,419
	Civitas Resources, Inc.	55,144	2,700

American Funds Insurance Series	127

Asset Allocation Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Energy (continued)	Diamond Offshore Drilling, Inc.[1]	247,104	$1,050
	Diamond Offshore Drilling, Inc.[1,3,7]	86,354	338
	McDermott International, Ltd.[1]	40,219	16

			550,359

Utilities 0.85%	Enel SpA	26,980,000	216,430
	Exelon Corp.	416,000	24,028
	Evergy, Inc.	298,000	20,446

			260,904

	Total common stocks (cost: $12,488,113,000)		22,069,732

Preferred securities 0.00%
Industrials 0.00%	ACR III LSC Holdings LLC, Series B, preferred shares[1,3,4,7]	450	317

	Total preferred securities (cost: $466,000)		317

Rights & warrants 0.00%
Energy 0.00%	Chesapeake Energy Corp., Class C, warrants, expire 2026[1]	1,480	48
	Sable Permian Resources, LLC, Class A, warrants, expire 2024[1,3,4]	4,392	–	[8]

	Total rights & warrants (cost: $446,000)		48

Convertible stocks 0.16%
Health care 0.16%	Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 2024[3,4,5]	50,000	50,000

	Total convertible stocks (cost: $50,000,000)		50,000

Investment funds 5.27%
	Capital Group Central Corporate Bond Fund[6]	162,866,206	1,617,261

	Total investment funds (cost: $1,643,007,000)		1,617,261

Bonds, notes & other debt instruments 20.82%		Principal amount (000)
U.S. Treasury bonds & notes 8.03%
U.S. Treasury 6.12%	U.S. Treasury 0.125% 2022	$83,545	83,516
	U.S. Treasury 0.125% 2022	10,000	10,000
	U.S. Treasury 1.375% 2022	5,000	5,005
	U.S. Treasury 1.375% 2022	280	282
	U.S. Treasury 1.50% 2022	9,407	9,488
	U.S. Treasury 1.625% 2022	94	95
	U.S. Treasury 1.875% 2022	80,000	80,226
	U.S. Treasury 0.125% 2023	44,825	44,651
	U.S. Treasury 0.125% 2023	3,425	3,396
	U.S. Treasury 0.25% 2023	7,232	7,198
	U.S. Treasury 0.25% 2023	1,229	1,221
	U.S. Treasury 0.375% 2023	100,089	99,524
	U.S. Treasury 2.25% 2023	5,000	5,150
	U.S. Treasury 2.375% 2023	5,000	5,104
	U.S. Treasury 2.75% 2023	15,000	15,440
	U.S. Treasury 0.25% 2024	15,000	14,827
	U.S. Treasury 0.375% 2024	40,000	39,443
	U.S. Treasury 1.50% 2024	22,500	22,856

128	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 1.50% 2024	$ 907	$ 921
	U.S. Treasury 2.125% 2024	5,000	5,148
	U.S. Treasury 2.25% 2024	5,000	5,154
	U.S. Treasury 2.375% 2024	70,000	72,705
	U.S. Treasury 2.50% 2024	225,000	233,056
	U.S. Treasury 2.50% 2024	700	727
	U.S. Treasury 0.25% 2025	43,812	42,630
	U.S. Treasury 2.50% 2025	3,500	3,660
	U.S. Treasury 2.75% 2025	3,229	3,414
	U.S. Treasury 3.00% 2025	10,000	10,697
	U.S. Treasury 0.375% 2026	75,000	72,604
	U.S. Treasury 0.50% 2026	53,869	52,358
	U.S. Treasury 0.75% 2026	49,333	48,377
	U.S. Treasury 0.75% 2026	52	51
	U.S. Treasury 0.875% 2026	565	555
	U.S. Treasury 1.125% 2026	471	468
	U.S. Treasury 1.50% 2026	500	506
	U.S. Treasury 1.625% 2026	60,000	61,057
	U.S. Treasury 1.625% 2026	27,000	27,475
	U.S. Treasury 1.625% 2026	7,000	7,124
	U.S. Treasury 1.625% 2026	1,500	1,526
	U.S. Treasury 0.50% 2027	36,300	34,747
	U.S. Treasury 0.50% 2027	20,000	19,158
	U.S. Treasury 0.625% 2027	7,109	6,805
	U.S. Treasury 1.125% 2027	762	757
	U.S. Treasury 2.25% 2027	78,250	82,027
	U.S. Treasury 2.375% 2027	880	929
	U.S. Treasury 1.25% 2028	3,142	3,107
	U.S. Treasury 1.50% 2028	50,000	50,222
	U.S. Treasury 2.875% 2028	5,217	5,687
	U.S. Treasury 0.625% 2030	20,225	18,916
	U.S. Treasury 0.875% 2030	6,640	6,315
	U.S. Treasury 1.50% 2030	36,651	36,853
	U.S. Treasury 1.375% 2031	92,870	91,716
	U.S. Treasury 1.125% 2040	62,775	55,060
	U.S. Treasury 1.375% 2040	52,695	48,026
	U.S. Treasury 1.75% 2041	47,854	46,388
	U.S. Treasury 2.50% 2046	3,755	4,155
	U.S. Treasury 3.00% 2047	9,355	11,371
	U.S. Treasury 3.00% 2048	336	411
	U.S. Treasury 2.25% 2049	15,000	16,082
	U.S. Treasury 2.375% 2049[9]	75,000	82,554
	U.S. Treasury 1.375% 2050	12,500	10,974
	U.S. Treasury 2.00% 2050	13,825	14,070
	U.S. Treasury 2.00% 2051[9]	127,770	130,415
	U.S. Treasury 2.375% 2051[9]	4,757	5,264

			1,879,644

U.S. Treasury inflation-protected securities 1.91%	U.S. Treasury Inflation-Protected Security 0.125% 2024[10]	91,610	97,916
	U.S. Treasury Inflation-Protected Security 0.625% 2024[10]	92,898	98,989
	U.S. Treasury Inflation-Protected Security 0.125% 2025[10]	24,622	26,360
	U.S. Treasury Inflation-Protected Security 0.125% 2025[10]	3,623	3,910
	U.S. Treasury Inflation-Protected Security 0.375% 2025[10]	4,314	4,694
	U.S. Treasury Inflation-Protected Security 0.125% 2026[10]	40,436	43,661
	U.S. Treasury Inflation-Protected Security 0.125% 2026[10]	7,589	8,260
	U.S. Treasury Inflation-Protected Security 0.75% 2028[10]	19,278	22,117
	U.S. Treasury Inflation-Protected Security 0.875% 2029[10]	21,732	25,171
	U.S. Treasury Inflation-Protected Security 0.125% 2030[10]	24,943	27,721

American Funds Insurance Series	129

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)	U.S. Treasury Inflation-Protected Security 0.125% 2031[10]	$41,268	$46,389
	U.S. Treasury Inflation-Protected Security 0.125% 2031[10]	25,122	28,129
	U.S. Treasury Inflation-Protected Security 1.00% 2049[10]	108,876	154,595

			587,912

	Total U.S. Treasury bonds & notes		2,467,556

Corporate bonds, notes & loans 6.48%
Financials 1.17%	ACE INA Holdings, Inc. 2.875% 2022	3,880	3,940
	ACE INA Holdings, Inc. 3.35% 2026	880	944
	ACE INA Holdings, Inc. 4.35% 2045	400	496
	Advisor Group Holdings, LLC 6.25% 2028[7]	4,255	4,421
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026	5,457	5,505
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.00% 2028	4,501	4,568
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032	2,838	2,894
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.40% 2033	1,781	1,815
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.85% 2041	1,970	2,056
	AG Merger Sub II, Inc. 10.75% 2027[7]	2,420	2,690
	Alliant Holdings Intermediate, LLC / Alliant Holdings 4.25% 2027[7]	2,100	2,102
	Alliant Holdings Intermediate, LLC / Alliant Holdings 5.875% 2029[7]	2,295	2,338
	Ally Financial, Inc. 8.00% 2031	3,000	4,128
	American International Group, Inc. 2.50% 2025	15,800	16,304
	American International Group, Inc. 4.20% 2028	565	631
	Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[11]	2,428	2,485
	Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[11]	6,000	6,180
	Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[11]	2,500	2,451
	Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[11]	1,565	1,554
	Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[11]	2,345	2,505
	Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[11]	1,500	1,437
	Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[11]	1,000	959
	Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[11]	5,000	4,921
	Bank of America Corp. 2.572% 2032 (USD-SOFR + 1.21% on 10/20/2031)[11]	1,953	1,964
	Bank of Nova Scotia 1.625% 2023	5,000	5,058
	Berkshire Hathaway Finance Corp. 4.20% 2048	6,570	7,992
	Berkshire Hathaway Finance Corp. 4.25% 2049	550	677
	Berkshire Hathaway, Inc. 2.75% 2023	1,615	1,649
	Berkshire Hathaway, Inc. 3.125% 2026	500	534
	BNP Paribas 3.375% 2025[7]	3,225	3,388
	BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[7,11]	2,400	2,355
	Castlelake Aviation Finance DAC 5.00% 2027[7]	3,370	3,348
	Citigroup, Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[11]	3,254	3,383
	CME Group, Inc. 3.75% 2028	3,425	3,813
	Coinbase Global, Inc. 3.375% 2028[7]	2,300	2,152
	Coinbase Global, Inc. 3.625% 2031[7]	1,900	1,751
	Commonwealth Bank of Australia 3.35% 2024	1,225	1,291
	Commonwealth Bank of Australia 3.35% 2024[7]	1,000	1,054
	Commonwealth Bank of Australia 2.688% 2031[7]	4,575	4,504
	Compass Diversified Holdings 5.25% 2029[7]	640	672
	Compass Diversified Holdings 5.00% 2032[7]	715	734
	Crédit Agricole SA 4.375% 2025[7]	850	914
	Credit Suisse Group AG 3.80% 2023	1,625	1,684
	Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[7,11]	800	857
	Danske Bank AS 2.70% 2022[7]	1,000	1,004
	Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 7.00% 2026[3,4,12,13]	816	773
	Digital Currency Group, Inc., Term Loan, 8.75% 2026[3,4,12]	1,089	1,031
	FS Energy and Power Fund 7.50% 2023[7]	1,995	2,083
	Goldman Sachs Group, Inc. 0.925% 2024 (USD-SOFR + 0.50% on 10/21/2023)[11]	5,000	4,980

130	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Goldman Sachs Group, Inc. 1.093% 2026 (USD-SOFR + 0.789% on 12/9/2025)[11]	$3,425	$3,339
	Goldman Sachs Group, Inc. 1.948% 2027 (USD-SOFR + 0.913% on 10/21/2026)[11]	4,396	4,379
	Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[11]	390	425
	Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[11]	4,036	4,069
	Goldman Sachs Group, Inc. 3.21% 2042 (USD-SOFR + 1.513% on 4/22/2041)[11]	2,000	2,078
	Groupe BPCE SA 2.75% 2023[7]	600	613
	Groupe BPCE SA 5.70% 2023[7]	2,250	2,420
	Groupe BPCE SA 5.15% 2024[7]	3,710	4,020
	Groupe BPCE SA 1.00% 2026[7]	3,000	2,905
	Groupe BPCE SA 2.277% 2032 (USD-SOFR + 1.312% on 1/20/2031)[7,11]	2,250	2,170
	Hightower Holding, LLC 6.75% 2029[7]	430	442
	HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)[11]	1,500	1,507
	HSBC Holdings PLC 4.25% 2024	3,000	3,170
	HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[11]	625	641
	HSBC Holdings PLC 2.099% 2026 (USD-SOFR + 1.929% on 6/4/2025)[11]	3,000	3,022
	HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[11]	1,500	1,629
	Icahn Enterprises Finance Corp. 5.25% 2027	1,185	1,220
	Icahn Enterprises Finance Corp. 4.375% 2029	2,200	2,148
	Intercontinental Exchange, Inc. 2.65% 2040	7,425	7,196
	Intesa Sanpaolo SpA 3.375% 2023[7]	750	767
	Intesa Sanpaolo SpA 3.25% 2024[7]	750	781
	Intesa Sanpaolo SpA 5.017% 2024[7]	1,730	1,855
	Intesa Sanpaolo SpA 3.875% 2027[7]	300	319
	JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[11]	4,725	4,884
	JPMorgan Chase & Co. 2.58% 2032 (USD-SOFR + 1.25% on 4/22/2031)[11]	3,101	3,144
	JPMorgan Chase & Co. 3.157% 2042 (USD-SOFR + 1.46% on 4/22/2041)[11]	5,325	5,569
	Kasikornbank PCL HK 3.343% 2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[11]	1,222	1,224
	Ladder Capital Corp. 4.25% 2027[7]	3,757	3,786
	Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[11]	750	762
	Lloyds Banking Group PLC 4.05% 2023	2,000	2,096
	Lloyds Banking Group PLC 1.627% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[11]	800	788
	Lloyds Banking Group PLC 4.375% 2028	2,150	2,414
	LPL Holdings, Inc. 4.625% 2027[7]	2,700	2,798
	LPL Holdings, Inc. 4.375% 2031[7]	1,805	1,849
	Marsh & McLennan Companies, Inc. 3.875% 2024	820	868
	Marsh & McLennan Companies, Inc. 4.375% 2029	1,705	1,945
	Marsh & McLennan Companies, Inc. 4.90% 2049	1,539	2,074
	MGIC Investment Corp. 5.25% 2028	1,175	1,235
	Mitsubishi UFJ Financial Group, Inc. 2.801% 2024	1,610	1,670
	Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[11]	300	310
	Morgan Stanley 1.164% 2025 (USD-SOFR + 0.56% on 10/21/2024)[11]	5,977	5,933
	Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[11]	3,766	3,655
	Morgan Stanley 3.125% 2026	325	345
	Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[11]	3,290	3,259
	Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[11]	2,000	2,048
	Morgan Stanley 2.511% 2032 (USD-SOFR + 1.20% on 10/20/2031)[11]	2,421	2,421
	Morgan Stanley 3.217% 2042 (USD-SOFR + 1.485% on 4/22/2041)[11]	856	898
	MSCI, Inc. 3.625% 2031[7]	2,225	2,312
	MSCI, Inc. 3.25% 2033[7]	1,350	1,367
	Navient Corp. 5.50% 2023	7,515	7,836
	Navient Corp. 7.25% 2023	435	469
	Navient Corp. 5.875% 2024	1,005	1,073
	Navient Corp. 6.125% 2024	8,030	8,570
	Navient Corp. 5.50% 2029	3,290	3,287
	New York Life Global Funding 2.35% 2026[7]	590	610
	Owl Rock Capital Corp. 3.75% 2025	2,874	2,980
	Owl Rock Capital Corp. 4.00% 2025	102	106

American Funds Insurance Series	131

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Owl Rock Capital Corp. 3.375% 2026	$1,290	$1,312
	Owl Rock Capital Corp. II 4.625% 2024[7]	2,305	2,416
	Owl Rock Capital Corp. III 3.125% 2027[7]	2,520	2,466
	PNC Financial Services Group, Inc. 2.854% 2022[11]	1,445	1,472
	PNC Financial Services Group, Inc. 3.90% 2024	2,000	2,120
	Power Financial Corp., Ltd. 5.25% 2028	383	430
	Power Financial Corp., Ltd. 6.15% 2028	350	413
	Power Financial Corp., Ltd. 4.50% 2029	554	592
	Power Financial Corp., Ltd. 3.95% 2030	1,213	1,256
	Prudential Financial, Inc. 4.35% 2050	7,000	8,754
	Quicken Loans, LLC 3.625% 2029[7]	1,505	1,513
	Rabobank Nederland 2.75% 2022	2,250	2,251
	Rabobank Nederland 4.375% 2025	4,500	4,879
	Rocket Mortgage / Rocket Mortgage Co-Issuer, Inc. 2.875% 2026[7]	2,110	2,097
	Royal Bank of Canada 1.15% 2025	4,711	4,674
	Skandinaviska Enskilda Banken AB 2.80% 2022	700	703
	Springleaf Finance Corp. 6.125% 2024	2,550	2,707
	Starwood Property Trust, Inc. 5.50% 2023[7]	1,160	1,202
	Swiss Re Finance (Luxembourg) SA 5.00% 2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[7,11]	2,800	3,143
	Toronto-Dominion Bank 2.65% 2024	625	649
	Toronto-Dominion Bank 0.75% 2025	5,375	5,236
	Toronto-Dominion Bank 1.25% 2026	4,000	3,933
	Travelers Companies, Inc. 4.00% 2047	860	1,030
	U.S. Bancorp 2.375% 2026	4,000	4,158
	UBS Group AG 4.125% 2025[7]	2,750	2,972
	UniCredit SpA 3.75% 2022[7]	5,725	5,769
	UniCredit SpA 6.572% 2022[7]	475	476
	UniCredit SpA 4.625% 2027[7]	625	686
	Wells Fargo & Company 2.164% 2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)[11]	8,000	8,124
	Wells Fargo & Company 2.879% 2030 (3-month USD-LIBOR + 1.17% on 10/30/2029)[11]	729	759
	Westpac Banking Corp. 2.75% 2023	1,750	1,788
	Westpac Banking Corp. 2.894% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[11]	3,000	3,065
	Westpac Banking Corp. 2.668% 2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[11]	3,325	3,243
	Westpac Banking Corp. 2.963% 2040	1,500	1,474

			360,431

Energy 0.84%	Antero Midstream Partners LP 5.375% 2029[7]	2,170	2,293
	Antero Resources Corp. 7.625% 2029[7]	1,634	1,816
	Ascent Resources - Utica LLC 5.875% 2029[7]	1,040	1,002
	Bonanza Creek Energy, Inc. 5.00% 2026[7]	480	485
	BP Capital Markets America, Inc. 2.772% 2050	681	643
	Canadian Natural Resources, Ltd. 2.95% 2023	1,935	1,972
	Canadian Natural Resources, Ltd. 2.05% 2025	961	971
	Canadian Natural Resources, Ltd. 2.95% 2030	3,142	3,186
	Canadian Natural Resources, Ltd. 4.95% 2047	1,559	1,918
	Cenovus Energy, Inc. 4.25% 2027	5,690	6,206
	Cheniere Energy Partners LP 4.50% 2029	1,085	1,152
	Cheniere Energy Partners LP 4.00% 2031	4,485	4,711
	Cheniere Energy Partners LP 3.25% 2032[7]	998	1,010
	Cheniere Energy, Inc. 4.625% 2028	4,645	4,949
	Chesapeake Energy Corp. 4.875% 2022[14]	7,225	145
	Chesapeake Energy Corp. 5.50% 2026[7]	685	722
	Chesapeake Energy Corp. 5.875% 2029[7]	2,240	2,399
	Chevron Corp. 1.995% 2027	2,631	2,672
	Chevron USA, Inc. 1.018% 2027	2,850	2,747

132	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	CNX Midstream Partners LP 4.75% 2030[7]	$ 580	$579
	CNX Resources Corp. 7.25% 2027[7]	1,725	1,832
	CNX Resources Corp. 6.00% 2029[7]	1,475	1,536
	Comstock Resources, Inc. 5.875% 2030[7]	450	462
	Constellation Oil Services Holding SA 10.00% PIK 2024[7,14,15]	1,084	339
	Continental Resources, Inc. 5.75% 2031[7]	1,430	1,686
	Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[7,13,15]	204	202
	Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[13,15]	185	183
	Diamondback Energy, Inc. 4.40% 2051	3,896	4,476
	DT Midstream, Inc. 4.375% 2031[7]	1,680	1,750
	Enbridge Energy Partners LP, Series B, 7.50% 2038	300	450
	Enbridge, Inc. 4.00% 2023	278	290
	Enbridge, Inc. 2.50% 2025	300	309
	Enbridge, Inc. 3.70% 2027	62	67
	Energy Transfer Operating LP 5.00% 2050	11,807	13,619
	Energy Transfer Partners LP 4.50% 2024	1,210	1,283
	Energy Transfer Partners LP 4.75% 2026	2,494	2,731
	Energy Transfer Partners LP 5.25% 2029	757	868
	Energy Transfer Partners LP 6.00% 2048	774	964
	Energy Transfer Partners LP 6.25% 2049	757	991
	Enterprise Products Operating LLC 4.90% 2046	500	606
	EQM Midstream Partners LP 4.125% 2026	686	704
	EQM Midstream Partners LP 6.50% 2027[7]	1,690	1,895
	EQM Midstream Partners LP 5.50% 2028	2,588	2,831
	EQM Midstream Partners LP 4.75% 2031[7]	1,635	1,732
	EQT Corp. 6.625% 2025[11]	795	897
	EQT Corp. 3.90% 2027	450	483
	EQT Corp. 5.00% 2029	340	377
	EQT Corp. 7.50% 2030[11]	1,110	1,428
	EQT Corp. 3.625% 2031[7]	400	416
	Equinor ASA 3.00% 2027	4,000	4,225
	Equinor ASA 3.625% 2028	3,685	4,052
	Exxon Mobil Corp. 2.019% 2024	643	659
	Exxon Mobil Corp. 2.44% 2029	1,963	2,015
	Genesis Energy, LP 6.50% 2025	3,572	3,531
	Genesis Energy, LP 6.25% 2026	905	883
	Genesis Energy, LP 8.00% 2027	2,690	2,775
	Halliburton Company 3.80% 2025	16	17
	Harvest Midstream I, LP 7.50% 2028[7]	850	911
	Hess Midstream Operations LP 4.25% 2030[7]	960	954
	Hess Midstream Partners LP 5.125% 2028[7]	2,155	2,247
	Hilcorp Energy I, LP 6.00% 2031[7]	460	477
	Kinder Morgan, Inc. 3.60% 2051	3,634	3,663
	Marathon Oil Corp. 4.40% 2027	1,005	1,102
	MPLX LP 4.125% 2027	500	547
	MPLX LP 2.65% 2030	4,273	4,258
	MPLX LP 4.50% 2038	750	841
	MPLX LP 4.70% 2048	1,101	1,273
	MPLX LP 5.50% 2049	4,491	5,749
	New Fortress Energy, Inc. 6.50% 2026[7]	235	234
	NGL Energy Operating LLC 7.50% 2026[7]	9,015	9,309
	NGL Energy Partners LP 6.125% 2025	3,222	2,758
	Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[7]	4,265	4,655
	Oasis Petroleum, Inc. 6.375% 2026[7]	1,865	1,961
	ONEOK, Inc. 5.85% 2026	2,469	2,834
	ONEOK, Inc. 5.20% 2048	2,500	3,029
	Parkland Corp. 4.625% 2030[7]	1,035	1,030
	Petróleos Mexicanos 6.875% 2025[7]	3,755	4,107
	Petróleos Mexicanos 5.35% 2028	1,870	1,862
	Phillips 66 Partners LP 3.55% 2026	160	170
	Phillips 66 Partners LP 4.68% 2045	400	471

American Funds Insurance Series	133

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Phillips 66 Partners LP 4.90% 2046	$ 275	$336
	Pioneer Natural Resources Company 1.125% 2026	1,053	1,023
	Pioneer Natural Resources Company 2.15% 2031	1,669	1,612
	Plains All American Pipeline LP 3.80% 2030	113	118
	Range Resources Corp. 4.875% 2025	565	584
	Range Resources Corp. 8.25% 2029	520	581
	Rockcliff Energy II LLC 5.50% 2029[7]	310	320
	Rockies Express Pipeline LLC 4.95% 2029[7]	2,689	2,867
	SA Global Sukuk, Ltd. 1.602% 2026[7]	13,915	13,717
	SA Global Sukuk, Ltd. 2.694% 2031[7]	4,825	4,862
	Sabine Pass Liquefaction, LLC 4.50% 2030	4,044	4,566
	Schlumberger BV 3.75% 2024[7]	495	520
	Schlumberger BV 4.00% 2025[7]	70	75
	Southwestern Energy Co. 7.75% 2027	2,450	2,645
	Southwestern Energy Co. 8.375% 2028	395	441
	Southwestern Energy Co. 5.375% 2029	1,355	1,435
	Southwestern Energy Co. 5.375% 2030	1,945	2,087
	Southwestern Energy Co. 4.75% 2032	960	1,013
	Statoil ASA 3.25% 2024	2,850	3,005
	Statoil ASA 4.25% 2041	2,000	2,412
	Suncor Energy, Inc. 3.10% 2025	3,687	3,856
	Suncor Energy, Inc. 3.75% 2051	142	153
	Sunoco Logistics Operating Partners LP 5.40% 2047	650	764
	Sunoco LP 4.50% 2029	1,050	1,068
	Sunoco LP 4.50% 2030[7]	1,255	1,288
	Targa Resources Partners LP 5.50% 2030	2,260	2,473
	Targa Resources Partners LP 4.875% 2031	1,665	1,811
	Targa Resources Partners LP 4.00% 2032[7]	1,750	1,832
	Teekay Offshore Partners LP 8.50% 2023[3,4,7]	3,550	3,231
	Total SE 2.986% 2041	4,544	4,613
	TransCanada PipeLines, Ltd. 4.25% 2028	1,090	1,217
	TransCanada PipeLines, Ltd. 4.10% 2030	1,821	2,033
	TransCanada PipeLines, Ltd. 4.75% 2038	2,000	2,394
	TransCanada PipeLines, Ltd. 4.875% 2048	700	892
	Valero Energy Corp. 4.00% 2029	4,000	4,357
	Venture Global Calcasieu Pass, LLC 4.125% 2031[7]	840	892
	Weatherford International, Ltd. 11.00% 2024[7]	1,196	1,233
	Weatherford International, Ltd. 6.50% 2028[7]	2,380	2,522
	Weatherford International, Ltd. 8.625% 2030[7]	4,355	4,528
	Western Gas Partners LP 4.50% 2028	4,468	4,873
	Western Midstream Operating, LP 5.30% 2030 (5.05% on 2/1/2022)[11]	1,925	2,120
	Williams Companies, Inc. 3.50% 2030	6,129	6,522
	Williams Partners LP 4.30% 2024	85	90

			258,565

Health care 0.73%	Abbott Laboratories 3.75% 2026	1,811	2,003
	AbbVie, Inc. 2.60% 2024	3,000	3,115
	AbbVie, Inc. 3.80% 2025	206	219
	AbbVie, Inc. 2.95% 2026	1,445	1,524
	AdaptHealth, LLC 5.125% 2030[7]	830	846
	AmerisourceBergen Corp. 0.737% 2023	2,918	2,911
	Amgen, Inc. 2.20% 2027	2,429	2,488
	Anthem, Inc. 2.375% 2025	818	844
	AstraZeneca Finance LLC 1.20% 2026	3,786	3,741
	AstraZeneca Finance LLC 1.75% 2028	1,871	1,862
	AstraZeneca Finance LLC 2.25% 2031	146	147
	AstraZeneca PLC 3.375% 2025	1,140	1,225
	AstraZeneca PLC 3.00% 2051	573	602
	Bausch Health Companies, Inc. 4.875% 2028[7]	2,125	2,171

134	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	Bausch Health Companies, Inc. 5.00% 2028[7]	$ 1,735	$1,599
	Bausch Health Companies, Inc. 5.25% 2031[7]	3,910	3,442
	Baxter International, Inc. 1.322% 2024[7]	7,109	7,103
	Baxter International, Inc. 1.915% 2027[7]	4,739	4,759
	Baxter International, Inc. 2.272% 2028[7]	3,180	3,206
	Bayer US Finance II LLC 3.875% 2023[7]	1,685	1,762
	Becton, Dickinson and Company 3.363% 2024	198	207
	Boston Scientific Corp. 3.45% 2024	715	748
	Boston Scientific Corp. 3.85% 2025	1,780	1,915
	Boston Scientific Corp. 3.75% 2026	645	694
	Boston Scientific Corp. 4.00% 2029	1,550	1,723
	Centene Corp. 4.25% 2027	565	590
	Centene Corp. 2.45% 2028	1,325	1,307
	Centene Corp. 4.625% 2029	4,785	5,169
	Centene Corp. 3.00% 2030	5,865	5,972
	Cigna Corp. 3.75% 2023	245	255
	Cigna Corp. 4.80% 2038	2,692	3,317
	CVS Health Corp. 4.30% 2028	588	660
	DaVita, Inc. 4.625% 2030[7]	1,025	1,051
	Eli Lilly and Company 3.375% 2029	1,353	1,492
	Endo International PLC 5.75% 2022[7]	6,945	6,329
	Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[7]	560	550
	GlaxoSmithKline PLC 3.625% 2025	3,585	3,864
	HCA, Inc. 5.375% 2025	515	567
	HCA, Inc. 3.50% 2030	4,050	4,288
	Jazz Securities DAC 4.375% 2029[7]	1,975	2,048
	Medtronic, Inc. 3.50% 2025	467	498
	Merck & Co., Inc. 1.90% 2028	2,611	2,625
	Merck & Co., Inc. 2.15% 2031	2,309	2,317
	Merck & Co., Inc. 2.75% 2051	1,103	1,094
	Molina Healthcare, Inc. 3.875% 2030[7]	2,899	3,012
	Molina Healthcare, Inc. 3.875% 2032[7]	1,820	1,834
	Novant Health, Inc. 3.168% 2051	3,750	3,945
	Novartis Capital Corp. 1.75% 2025	1,250	1,268
	Novartis Capital Corp. 2.00% 2027	2,386	2,426
	Owens & Minor, Inc. 4.375% 2024	5,615	5,974
	Owens & Minor, Inc. 4.50% 2029[7]	3,685	3,782
	Par Pharmaceutical, Inc. 7.50% 2027[7]	7,828	8,011
	Pfizer, Inc. 2.95% 2024	825	859
	Rotech Healthcare, Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% PIK 2023[3,4,12,13,15]	4,649	4,649
	Shire PLC 2.875% 2023	3,413	3,512
	Summa Health 3.511% 2051	1,655	1,750
	Tenet Healthcare Corp. 4.875% 2026[7]	13,225	13,604
	Tenet Healthcare Corp. 4.25% 2029[7]	2,060	2,096
	Tenet Healthcare Corp. 4.375% 2030[7]	1,925	1,954
	Teva Pharmaceutical Finance Co. BV 6.00% 2024	12,016	12,606
	Teva Pharmaceutical Finance Co. BV 7.125% 2025	1,935	2,073
	Teva Pharmaceutical Finance Co. BV 3.15% 2026	17,790	16,751
	Teva Pharmaceutical Finance Co. BV 5.125% 2029	5,895	5,789
	Teva Pharmaceutical Finance Co. BV 4.10% 2046	3,550	3,005
	Thermo Fisher Scientific, Inc. 1.75% 2028	2,252	2,239
	Thermo Fisher Scientific, Inc. 2.00% 2031	5,159	5,088
	UnitedHealth Group, Inc. 1.15% 2026	2,610	2,584
	UnitedHealth Group, Inc. 2.30% 2031	2,286	2,328
	UnitedHealth Group, Inc. 3.05% 2041	3,875	4,061
	UnitedHealth Group, Inc. 3.25% 2051	2,504	2,714
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[7]	7,602	7,753
	Zimmer Holdings, Inc. 3.15% 2022	4,070	4,078

			224,594

American Funds Insurance Series	135

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services 0.60%	Alphabet, Inc. 1.998% 2026	$ 3,000	$3,095
	Alphabet, Inc. 1.90% 2040	1,375	1,255
	Alphabet, Inc. 2.25% 2060	1,265	1,131
	AT&T, Inc. 2.25% 2032	1,000	967
	AT&T, Inc. 2.55% 2033	1,348	1,320
	AT&T, Inc. 3.30% 2052	1,825	1,792
	AT&T, Inc. 3.50% 2053	6,050	6,115
	AT&T, Inc. 3.55% 2055	1,125	1,131
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	500	551
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[7]	3,500	3,588
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[7]	2,500	2,604
	CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	3,996	3,959
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[7]	4,075	4,119
	CCO Holdings LLC and CCO Holdings Capital Corp. 2.30% 2032	2,500	2,376
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032	2,710	2,792
	Comcast Corp. 2.35% 2027	4,000	4,146
	Comcast Corp. 3.20% 2036	375	401
	Comcast Corp. 3.90% 2038	250	283
	Comcast Corp. 2.80% 2051	791	764
	Comcast Corp. 2.887% 2051[7]	2,571	2,493
	CSC Holdings, LLC 3.375% 2031[7]	1,875	1,759
	Deutsche Telekom International Finance BV 9.25% 2032	3,570	5,709
	DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 5.875% 2027[7]	2,205	2,261
	Embarq Corp. 7.995% 2036	4,575	5,132
	Fox Corp. 4.03% 2024	1,120	1,183
	Frontier Communications Corp. 5.875% 2027[7]	2,225	2,356
	Frontier Communications Corp. 5.00% 2028[7]	5,550	5,727
	Frontier Communications Corp. 6.75% 2029[7]	3,550	3,697
	Frontier Communications Holdings, LLC 5.875% 2029	1,850	1,853
	Frontier Communications Holdings, LLC 6.00% 2030[7]	1,900	1,913
	Gray Escrow II, Inc. 5.375% 2031[7]	900	928
	iHeartCommunications, Inc. 5.25% 2027[7]	3,093	3,220
	Intelsat Jackson Holding Co. 8.00% 2024[7]	7,275	7,398
	Intelsat Jackson Holding Co. 8.50% 2024[7,14]	845	388
	Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 4.75%) 5.75% 2022[12,13]	1,727	1,733
	Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[12]	1,400	1,403
	Ligado Networks LLC 15.50% PIK 2023[7,15]	2,583	2,096
	Live Nation Entertainment, Inc. 3.75% 2028[7]	1,350	1,343
	Midas OpCo Holdings LLC 5.625% 2029[7]	3,205	3,286
	News Corp. 3.875% 2029[7]	875	885
	Nexstar Broadcasting, Inc. 4.75% 2028[7]	3,175	3,240
	SBA Tower Trust 1.631% 2026[7]	8,707	8,577
	Scripps Escrow II, Inc. 3.875% 2029[7]	2,325	2,326
	Sinclair Television Group, Inc. 4.125% 2030[7]	1,175	1,115
	Sirius XM Radio, Inc. 4.00% 2028[7]	3,075	3,098
	Sirius XM Radio, Inc. 4.125% 2030[7]	950	952
	Sirius XM Radio, Inc. 3.875% 2031[7]	1,975	1,940
	Sprint Corp. 7.625% 2026	3,625	4,357
	Sprint Corp. 6.875% 2028	7,550	9,563
	TEGNA, Inc. 4.75% 2026[7]	2,350	2,447
	TEGNA, Inc. 5.00% 2029	1,500	1,536
	T-Mobile US, Inc. 1.50% 2026	500	494
	T-Mobile US, Inc. 2.05% 2028	325	323
	T-Mobile US, Inc. 3.375% 2029[7]	2,200	2,246
	Trilogy International South Pacific LLC / TISP Finance, Inc. 8.875% 2023[7]	13,597	13,288
	Univision Communications, Inc. 6.625% 2027[7]	5,800	6,255
	Univision Communications, Inc. 4.50% 2029[7]	3,475	3,516
	Verizon Communications, Inc. 2.10% 2028	1,835	1,840
	Verizon Communications, Inc. 2.875% 2050	2,500	2,379
	Virgin Media O2 4.25% 2031[7]	5,025	4,933

136	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services (continued)	Virgin Media Secured Finance PLC 4.50% 2030[7]	$2,115	$2,132
	VMED O2 UK Financing I PLC 4.75% 2031[7]	225	228
	Vodafone Group PLC 4.375% 2028	350	394
	Vodafone Group PLC 5.25% 2048	500	653
	Vodafone Group PLC 4.25% 2050	4,350	5,034
	Ziggo Bond Co. BV 5.125% 2030[7]	1,775	1,787
	Ziggo Bond Finance BV 4.875% 2030[7]	725	745

			184,550

Consumer discretionary 0.59%	Allied Universal Holdco LLC 4.625% 2028[7]	1,660	1,662
	Amazon.com, Inc. 2.70% 2060	2,765	2,673
	American Honda Finance Corp. 3.50% 2028	750	820
	Asbury Automotive Group, Inc. 4.625% 2029[7]	640	653
	Atlas LuxCo 4 SARL 4.625% 2028[7]	1,065	1,047
	Bayerische Motoren Werke AG 2.25% 2023[7]	300	307
	Bayerische Motoren Werke AG 3.45% 2023[7]	1,870	1,929
	Bayerische Motoren Werke AG 0.80% 2024[7]	1,532	1,523
	Caesars Entertainment, Inc. 6.25% 2025[7]	2,815	2,958
	Carnival Corp. 4.00% 2028[7]	3,875	3,854
	Carvana Co. 5.625% 2025[7]	600	601
	Carvana Co. 5.50% 2027[7]	2,496	2,474
	Carvana Co. 5.875% 2028[7]	3,474	3,466
	Carvana Co. 4.875% 2029[7]	2,150	2,051
	Daimler Trucks Finance North America, LLC 2.00% 2026[7]	2,400	2,412
	Daimler Trucks Finance North America, LLC 2.375% 2028[7]	1,350	1,357
	First Student Bidco, Inc. / First Transit Parent, Inc. 4.00% 2029[7]	1,300	1,266
	Ford Motor Credit Company LLC 3.375% 2025	4,475	4,655
	Ford Motor Credit Company LLC 5.125% 2025	8,355	9,097
	Ford Motor Credit Company LLC 2.70% 2026	2,110	2,131
	Ford Motor Credit Company LLC 4.542% 2026	2,455	2,669
	Ford Motor Credit Company LLC 3.815% 2027	250	265
	General Motors Financial Co. 3.50% 2024	4,145	4,354
	General Motors Financial Co. 4.30% 2025	400	432
	General Motors Financial Co. 2.70% 2027	467	475
	Hanesbrands, Inc. 4.875% 2026[7]	2,700	2,889
	Hilton Grand Vacations Borrower 5.00% 2029[7]	3,580	3,675
	Hilton Worldwide Holdings, Inc. 4.00% 2031[7]	1,885	1,930
	Home Depot, Inc. 1.50% 2028	3,000	2,963
	Home Depot, Inc. 3.90% 2028	825	930
	Home Depot, Inc. 2.95% 2029	4,000	4,265
	Home Depot, Inc. 1.875% 2031	3,000	2,954
	Home Depot, Inc. 4.25% 2046	2,000	2,495
	Home Depot, Inc. 4.50% 2048	428	555
	Hyundai Capital America 3.25% 2022[7]	480	489
	Hyundai Capital America 1.00% 2024[7]	3,025	2,975
	Hyundai Capital America 1.50% 2026[7]	850	827
	Hyundai Capital America 1.65% 2026[7]	3,075	3,017
	Hyundai Capital America 2.375% 2027[7]	2,579	2,567
	Hyundai Capital America 2.10% 2028[7]	3,075	2,990
	International Game Technology PLC 6.50% 2025[7]	3,555	3,862
	International Game Technology PLC 5.25% 2029[7]	5,675	6,022
	Kontoor Brands, Inc. 4.125% 2029[7]	910	912
	Lithia Motors, Inc. 3.875% 2029[7]	675	690
	Lithia Motors, Inc. 4.375% 2031[7]	1,025	1,096
	Lowe’s Companies, Inc. 1.70% 2030	966	919
	Marriott International, Inc. 2.75% 2033	2,500	2,428
	Melco International Development, Ltd. 5.75% 2028[7]	1,485	1,495
	MGM Growth Properties LLC 5.625% 2024	775	829
	MGM Growth Properties LLC 4.625% 2025[7]	1,050	1,121

American Funds Insurance Series	137

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	MGM Growth Properties LLC 3.875% 2029[7]	$2,225	$2,339
	MGM Resorts International 4.50% 2026	600	646
	Neiman Marcus Group, LLC 7.125% 2026[7]	1,345	1,430
	Penske Automotive Group, Inc., 3.75% 2029	1,375	1,365
	Premier Entertainment Sub LLC 5.625% 2029[7]	1,690	1,679
	Premier Entertainment Sub LLC 5.875% 2031[7]	1,690	1,698
	Royal Caribbean Cruises, Ltd. 11.50% 2025[7]	2,023	2,268
	Royal Caribbean Cruises, Ltd. 4.25% 2026[7]	3,120	3,025
	Sally Holdings LLC and Sally Capital, Inc. 5.625% 2025	2,705	2,768
	Sally Holdings LLC and Sally Capital, Inc. 8.75% 2025[7]	1,347	1,436
	Sands China, Ltd. 2.30% 2027[7]	2,075	1,956
	Scientific Games Corp. 8.25% 2026[7]	6,905	7,276
	Scientific Games Corp. 7.25% 2029[7]	1,615	1,803
	Sonic Automotive, Inc. 4.625% 2029[7]	2,435	2,462
	Stellantis Finance US, Inc. 1.711% 2027[7]	2,200	2,164
	Stellantis Finance US, Inc. 2.691% 2031[7]	2,150	2,117
	Tempur Sealy International, Inc. 4.00% 2029[7]	1,070	1,090
	Tempur Sealy International, Inc. 3.875% 2031[7]	1,205	1,209
	The Gap, Inc. 3.625% 2029[7]	486	481
	The Gap, Inc. 3.875% 2031[7]	323	319
	Toyota Motor Credit Corp. 0.80% 2026	2,265	2,204
	Toyota Motor Credit Corp. 3.05% 2028	2,430	2,609
	Travel + Leisure Co. 4.50% 2029[7]	2,100	2,121
	VICI Properties LP 4.625% 2029[7]	995	1,061
	VICI Properties LP / VICI Note Co., Inc. 3.50% 2025[7]	1,100	1,118
	VICI Properties LP / VICI Note Co., Inc. 3.75% 2027[7]	450	465
	VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[7]	3,100	3,284
	Volkswagen Group of America Finance, LLC 4.25% 2023[7]	3,770	3,983
	Volkswagen Group of America Finance, LLC 4.625% 2025[7]	3,845	4,239
	Volkswagen Group of America Finance, LLC 3.20% 2026[7]	3,201	3,370
	Wyndham Destinations, Inc. 4.625% 2030[7]	1,300	1,310
	Wyndham Worldwide Corp. 4.375% 2028[7]	2,255	2,326
	Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[7]	2,193	2,212

			179,859

Industrials 0.55%	ADT Security Corp. 4.125% 2029[7]	1,630	1,609
	Allison Transmission Holdings, Inc. 3.75% 2031[7]	3,965	3,873
	Associated Materials, LLC 9.00% 2025[7]	3,749	4,015
	Avis Budget Car Rental, LLC 5.75% 2027[7]	1,025	1,067
	Avis Budget Group, Inc. 5.375% 2029[7]	2,450	2,588
	Avolon Holdings Funding, Ltd. 3.625% 2022[7]	1,254	1,262
	Avolon Holdings Funding, Ltd. 3.95% 2024[7]	1,587	1,664
	Avolon Holdings Funding, Ltd. 4.25% 2026[7]	1,126	1,194
	Avolon Holdings Funding, Ltd. 4.375% 2026[7]	1,975	2,118
	Boeing Company 4.875% 2025	1,555	1,703
	Boeing Company 3.10% 2026	251	262
	Boeing Company 3.25% 2028	4,000	4,171
	Boeing Company 5.15% 2030	1,100	1,283
	Boeing Company 3.625% 2031	2,950	3,149
	Boeing Company 3.60% 2034	6,250	6,559
	Boeing Company 5.805% 2050	4,000	5,427
	Bombardier, Inc. 7.50% 2024[7]	950	991
	Bombardier, Inc. 7.125% 2026[7]	2,900	3,012
	Bombardier, Inc. 7.875% 2027[7]	5,245	5,446
	Bombardier, Inc. 6.00% 2028[7]	1,010	1,015
	Burlington Northern Santa Fe LLC 4.40% 2042	5,000	6,105
	BWX Technologies, Inc. 4.125% 2029[7]	1,025	1,039
	Canadian National Railway Company 3.20% 2046	930	975
	Canadian Pacific Railway, Ltd. 1.75% 2026	1,385	1,391

138	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	Canadian Pacific Railway, Ltd. 2.45% 2031	$ 1,738	$ 1,774
	Canadian Pacific Railway, Ltd. 3.10% 2051	1,829	1,884
	Clarivate Science Holdings Corp. 3.875% 2028[7]	590	594
	Clarivate Science Holdings Corp. 4.875% 2029[7]	520	528
	CoreLogic, Inc. 4.50% 2028[7]	6,075	6,061
	Covert Mergeco, Inc. 4.875% 2029[7]	680	691
	CSX Corp. 4.25% 2029	1,062	1,195
	CSX Corp. 4.30% 2048	1,125	1,377
	CSX Corp. 2.50% 2051	1,125	1,043
	General Electric Capital Corp. 4.418% 2035	649	776
	Honeywell International, Inc. 2.30% 2024	2,640	2,729
	Honeywell International, Inc. 1.35% 2025	5,947	5,975
	Honeywell International, Inc. 2.70% 2029	1,470	1,541
	Icahn Enterprises Finance Corp. 4.75% 2024	2,090	2,171
	L3Harris Technologies, Inc. 1.80% 2031	2,625	2,509
	LSC Communications, Inc. 8.75% 2023[3,4,7,14]	4,063	39
	Masco Corp. 1.50% 2028	774	750
	Masco Corp. 2.00% 2031	497	477
	Masco Corp. 3.125% 2051	230	229
	MasTec, Inc. 4.50% 2028[7]	1,425	1,482
	Meritor, Inc. 4.50% 2028[7]	1,025	1,029
	Norfolk Southern Corp. 3.05% 2050	2,746	2,805
	Northrop Grumman Corp. 2.93% 2025	1,820	1,897
	Northrop Grumman Corp. 3.25% 2028	3,495	3,744
	Otis Worldwide Corp. 2.293% 2027	2,135	2,177
	Raytheon Technologies Corp. 1.90% 2031	2,615	2,526
	Raytheon Technologies Corp. 2.82% 2051	3,000	2,904
	Roller Bearing Company of America, Inc. 4.375% 2029[7]	195	199
	Rolls-Royce PLC 5.75% 2027[7]	765	847
	Siemens AG 1.20% 2026[7]	3,887	3,827
	Siemens AG 1.70% 2028[7]	3,700	3,671
	SkyMiles IP, Ltd. 4.75% 2028[7]	3,475	3,797
	The Brink’s Co. 4.625% 2027[7]	2,385	2,459
	TransDigm, Inc. 6.25% 2026[7]	3,476	3,617
	TransDigm, Inc. 5.50% 2027	2,200	2,270
	Triumph Group, Inc. 6.25% 2024[7]	970	977
	Triumph Group, Inc. 8.875% 2024[7]	1,002	1,094
	Triumph Group, Inc. 7.75% 2025[7]	875	869
	Union Pacific Corp. 3.15% 2024	1,133	1,182
	Union Pacific Corp. 2.15% 2027	2,318	2,382
	Union Pacific Corp. 2.40% 2030	2,414	2,463
	Union Pacific Corp. 2.375% 2031	650	663
	Union Pacific Corp. 2.891% 2036	1,650	1,732
	Union Pacific Corp. 2.95% 2052	4,719	4,787
	Union Pacific Corp. 3.75% 2070	546	621
	Union Pacific Corp. 3.799% 2071	545	633
	United Airlines Holdings, Inc. 6.50% 2027[7]	2,200	2,352
	United Airlines, Inc. 4.625% 2029[7]	2,225	2,299
	United Rentals, Inc. 3.875% 2031	2,050	2,084
	United Technologies Corp. 3.65% 2023	52	54
	United Technologies Corp. 3.95% 2025	3,155	3,424
	United Technologies Corp. 4.125% 2028	1,075	1,204
	Vertical U.S. Newco, Inc. 5.25% 2027[7]	2,000	2,105
	Vinci SA 3.75% 2029[7]	1,167	1,276
	WESCO Distribution, Inc. 7.125% 2025[7]	1,210	1,284

			166,997

American Funds Insurance Series	139

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities 0.49%	AEP Transmission Co. LLC 3.75% 2047	$ 2,390	$ 2,696
	Ameren Corp. 2.50% 2024	969	996
	American Electric Power Company, Inc. 2.95% 2022	3,020	3,069
	Calpine Corp. 3.75% 2031[7]	1,975	1,906
	CenterPoint Energy, Inc. 3.85% 2024	1,638	1,717
	Comisión Federal de Electricidad 4.75% 2027[7]	645	715
	Commonwealth Edison Co. 4.35% 2045	1,085	1,320
	Commonwealth Edison Co. 4.00% 2048	2,600	3,044
	Consolidated Edison Company of New York, Inc. 3.60% 2061	5,380	5,694
	Consumers Energy Co. 4.05% 2048	3,017	3,608
	Dominion Resources, Inc. 2.85% 2026	750	783
	Dominion Resources, Inc., junior subordinated, 3.071% 2024[11]	1,775	1,838
	Duke Energy Carolinas, LLC 3.95% 2028	1,250	1,396
	Duke Energy Florida, LLC 3.20% 2027	1,445	1,538
	Duke Energy Indiana, Inc. 3.25% 2049	1,225	1,272
	Duke Energy Progress, LLC 3.70% 2046	457	512
	Duke Energy Progress, LLC 2.50% 2050	202	187
	Duke Energy Progress, LLC 2.90% 2051	91	90
	Edison International 3.55% 2024	2,200	2,303
	EDP Finance BV 3.625% 2024[7]	4,100	4,305
	Electricité de France SA 4.75% 2035[7]	1,250	1,476
	Electricité de France SA 4.875% 2038[7]	2,750	3,337
	Electricité de France SA 5.60% 2040	525	691
	Emera US Finance LP 3.55% 2026	320	341
	Enersis Américas SA 4.00% 2026	245	261
	Entergy Corp. 2.80% 2030	3,325	3,388
	Entergy Texas, Inc. 1.75% 2031	3,650	3,427
	Eversource Energy 3.80% 2023	2,730	2,867
	Exelon Corp., junior subordinated, 3.497% 2022[11]	1,075	1,085
	FirstEnergy Corp. 3.40% 2050	6,975	6,853
	FirstEnergy Transmission LLC 2.866% 2028[7]	675	677
	Northern States Power Co. 4.125% 2044	6,000	7,186
	NRG Energy, Inc. 3.625% 2031[7]	2,600	2,539
	Pacific Gas and Electric Co. 1.75% 2022	1,575	1,575
	Pacific Gas and Electric Co. 2.10% 2027	125	121
	Pacific Gas and Electric Co. 2.50% 2031	4,750	4,530
	Pacific Gas and Electric Co. 3.30% 2040	100	93
	Pacific Gas and Electric Co. 4.20% 2041	9,100	9,174
	Pacific Gas and Electric Co. 3.50% 2050	2,500	2,322
	PacifiCorp, First Mortgage Bonds, 4.125% 2049	4,000	4,624
	PG&E Corp. 5.00% 2028	3,750	3,951
	PG&E Corp. 5.25% 2030	3,400	3,572
	Public Service Company of Colorado 1.875% 2031	2,775	2,701
	Public Service Electric and Gas Co. 3.60% 2047	548	617
	Public Service Electric and Gas Co. 3.15% 2050	2,451	2,577
	Public Service Enterprise Group, Inc. 2.65% 2022	1,900	1,927
	Southern California Edison Co. 2.85% 2029	4,450	4,608
	Southern California Edison Co. 6.00% 2034	2,500	3,247
	Southern California Edison Co. 5.35% 2035	3,000	3,741
	Southern California Edison Co. 5.75% 2035	675	870
	Southern California Edison Co. 4.00% 2047	456	504
	Southern California Edison Co. 3.65% 2050	3,652	3,874
	Talen Energy Corp. 7.25% 2027[7]	4,775	4,231
	Talen Energy Supply, LLC 7.625% 2028[7]	3,030	2,701
	Union Electric Co. 2.625% 2051	5,625	5,407
	Venture Global Calcasieu Pass, LLC 3.875% 2029[7]	1,030	1,070
	Virginia Electric and Power Co. 3.80% 2028	2,000	2,191
	Virginia Electric and Power Co. 4.60% 2048	2,650	3,389
	Xcel Energy, Inc. 2.60% 2029	1,950	1,995

			148,729

140	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Materials 0.43%	Alcoa Netherlands Holding BV 4.125% 2029[7]	$ 950	$ 980
	Allegheny Technologies, Inc. 4.875% 2029	490	491
	Allegheny Technologies, Inc. 5.125% 2031	875	883
	Anglo American Capital PLC 2.25% 2028[7]	484	476
	Anglo American Capital PLC 2.625% 2030[7]	5,000	4,909
	Anglo American Capital PLC 3.95% 2050[7]	2,281	2,428
	Arconic Rolled Products Corp. 6.125% 2028[7]	750	799
	Ball Corp. 3.125% 2031	3,520	3,481
	Canpack SA / Canpack US, LLC 3.875% 2029[7]	935	914
	Chevron Phillips Chemical Co. LLC 3.30% 2023[7]	595	613
	Cleveland-Cliffs, Inc. 5.875% 2027	10,500	10,944
	Cleveland-Cliffs, Inc. 4.625% 2029[7]	1,825	1,864
	Cleveland-Cliffs, Inc. 4.875% 2031[7]	2,051	2,134
	CVR Partners LP 9.25% 2023[7]	236	238
	CVR Partners LP 6.125% 2028[7]	745	787
	Dow Chemical Co. 3.625% 2026	1,884	2,032
	Dow Chemical Co. 3.60% 2050	1,328	1,442
	First Quantum Minerals, Ltd. 6.50% 2024[7]	3,704	3,754
	First Quantum Minerals, Ltd. 7.50% 2025[7]	11,350	11,690
	First Quantum Minerals, Ltd. 6.875% 2026[7]	3,625	3,770
	First Quantum Minerals, Ltd. 6.875% 2027[7]	3,240	3,491
	Freeport-McMoRan, Inc. 4.25% 2030	2,125	2,245
	FXI Holdings, Inc. 7.875% 2024[7]	726	740
	FXI Holdings, Inc. 12.25% 2026[7]	4,392	4,947
	Glencore Funding LLC 4.125% 2024[7]	945	994
	Hexion, Inc. 7.875% 2027[7]	2,045	2,159
	International Flavors & Fragrances, Inc. 1.832% 2027[7]	5,400	5,305
	International Flavors & Fragrances, Inc. 3.468% 2050[7]	2,285	2,399
	International Paper Co. 7.30% 2039	2,005	3,078
	Joseph T. Ryerson & Son, Inc. 8.50% 2028[7]	765	833
	LSB Industries, Inc. 6.25% 2028[7]	860	896
	LYB International Finance III, LLC 2.25% 2030	1,198	1,193
	LYB International Finance III, LLC 3.375% 2040	5,848	6,104
	LYB International Finance III, LLC 3.625% 2051	5,787	6,141
	LYB International Finance III, LLC 3.80% 2060	1,186	1,257
	Methanex Corp. 5.125% 2027	6,000	6,306
	Mosaic Co. 3.25% 2022	1,125	1,147
	Mosaic Co. 4.05% 2027	1,050	1,160
	Nova Chemicals Corp. 4.25% 2029[7]	1,875	1,885
	Novelis Corp. 3.875% 2031[7]	1,115	1,110
	Praxair, Inc. 1.10% 2030	2,938	2,748
	Rio Tinto Finance (USA), Ltd. 2.75% 2051	1,837	1,825
	SCIH Salt Holdings, Inc. 4.875% 2028[7]	1,185	1,139
	SCIH Salt Holdings, Inc. 6.625% 2029[7]	1,230	1,152
	Sherwin-Williams Company 2.75% 2022	29	29
	Sherwin-Williams Company 3.125% 2024	275	287
	Sherwin-Williams Company 3.80% 2049	5,208	5,882
	Venator Materials Corp. 5.75% 2025[7]	5,845	5,617
	Venator Materials Corp. 9.50% 2025[7]	1,495	1,636
	Warrior Met Coal, Inc. 7.875% 2028[7]	2,900	2,977
	Westlake Chemical Corp. 4.375% 2047	500	589

			131,900

Real estate 0.41%	Alexandria Real Estate Equities, Inc. 3.80% 2026	315	341
	Alexandria Real Estate Equities, Inc. 3.95% 2028	1,220	1,348
	Alexandria Real Estate Equities, Inc. 2.75% 2029	1,940	2,003
	Alexandria Real Estate Equities, Inc. 3.375% 2031	1,320	1,423
	Alexandria Real Estate Equities, Inc. 1.875% 2033	4,095	3,854
	Alexandria Real Estate Equities, Inc. 4.85% 2049	410	531

American Funds Insurance Series	141

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Real estate (continued)	American Campus Communities, Inc. 3.75% 2023	$ 3,055	$ 3,139
	American Campus Communities, Inc. 4.125% 2024	2,075	2,218
	American Campus Communities, Inc. 3.625% 2027	9,545	10,205
	American Campus Communities, Inc. 3.875% 2031	331	367
	American Tower Corp. 1.45% 2026	2,369	2,321
	American Tower Corp. 1.60% 2026	2,347	2,325
	American Tower Corp. 3.55% 2027	1,425	1,523
	American Tower Corp. 1.50% 2028	2,500	2,394
	American Tower Corp. 3.60% 2028	1,000	1,078
	American Tower Corp. 2.30% 2031	3,249	3,159
	American Tower Corp. 2.95% 2051	3,250	3,087
	Brandywine Operating Partnership LP 3.95% 2023	1,070	1,096
	Brookfield Property REIT, Inc. 5.75% 2026[7]	2,575	2,668
	Diversified Healthcare Trust 4.375% 2031	2,750	2,645
	Equinix, Inc. 1.45% 2026	2,787	2,734
	Equinix, Inc. 2.90% 2026	1,144	1,186
	Equinix, Inc. 1.80% 2027	1,295	1,275
	Equinix, Inc. 1.55% 2028	3,175	3,057
	Equinix, Inc. 2.00% 2028	2,234	2,194
	Equinix, Inc. 3.20% 2029	1,552	1,633
	Equinix, Inc. 2.50% 2031	1,710	1,711
	Equinix, Inc. 3.00% 2050	912	875
	Equinix, Inc. 3.40% 2052	2,731	2,791
	Essex Portfolio LP 3.875% 2024	1,000	1,053
	Essex Portfolio LP 3.50% 2025	6,825	7,211
	Extra Space Storage, Inc. 2.35% 2032	1,385	1,348
	Gaming and Leisure Properties, Inc. 3.35% 2024	1,263	1,309
	Host Hotels & Resorts LP 4.50% 2026	355	383
	Howard Hughes Corp. 5.375% 2028[7]	1,450	1,546
	Howard Hughes Corp. 4.125% 2029[7]	1,860	1,887
	Howard Hughes Corp. 4.375% 2031[7]	2,615	2,645
	Invitation Homes Operating Partnership LP 2.00% 2031	2,401	2,264
	Iron Mountain, Inc. 5.25% 2030[7]	3,785	3,995
	Iron Mountain, Inc. 4.50% 2031[7]	2,650	2,683
	Kennedy-Wilson Holdings, Inc. 4.75% 2029	2,645	2,709
	Kennedy-Wilson Holdings, Inc. 4.75% 2030	1,140	1,157
	Kennedy-Wilson Holdings, Inc. 5.00% 2031	2,260	2,331
	Park Intermediate Holdings LLC 4.875% 2029[7]	2,280	2,335
	Public Storage 2.37% 2022	565	572
	Public Storage 0.875% 2026	592	577
	Public Storage 1.50% 2026	2,724	2,719
	Public Storage 1.85% 2028	2,490	2,487
	Public Storage 1.95% 2028	2,027	2,022
	Public Storage 2.30% 2031	2,493	2,518
	Realogy Corp. 5.75% 2029[7]	2,260	2,320
	RHP Hotel Properties LP / RHP Finance Corp. 4.50% 2029[7]	1,300	1,302
	RLJ Lodging Trust, LP 4.00% 2029[7]	1,240	1,229
	Scentre Group 3.25% 2025[7]	1,000	1,053
	Scentre Group 3.50% 2025[7]	3,075	3,240
	Scentre Group 3.75% 2027[7]	2,430	2,619
	Sun Communities Operating LP 2.30% 2028	1,845	1,844
	Sun Communities Operating LP 2.70% 2031	876	870
	UDR, Inc. 2.95% 2026	760	791

			126,200

Information technology 0.34%	Adobe, Inc. 1.90% 2025	366	375
	Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[12,13]	4,150	4,151
	Analog Devices, Inc. 1.70% 2028	1,286	1,283
	Analog Devices, Inc. 2.10% 2031	1,212	1,216

142	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Information technology (continued)	Analog Devices, Inc. 2.80% 2041	$ 2,961	$ 3,001
	Analog Devices, Inc. 2.95% 2051	1,955	2,013
	Apple, Inc. 3.00% 2024	625	651
	Apple, Inc. 0.70% 2026	2,500	2,451
	Apple, Inc. 3.35% 2027	40	43
	Apple, Inc. 1.20% 2028	5,000	4,859
	Apple, Inc. 1.65% 2031	2,500	2,443
	Avaya, Inc. 6.125% 2028[7]	1,600	1,699
	Booz Allen Hamilton, Inc. 4.00% 2029[7]	1,000	1,034
	Broadcom, Inc. 1.95% 2028[7]	1,407	1,392
	Broadcom, Inc. 2.45% 2031[7]	2,452	2,407
	Broadcom, Inc. 2.60% 2033[7]	2,524	2,464
	Broadcom, Inc. 3.469% 2034[7]	5,181	5,430
	Broadcom, Inc. 3.50% 2041[7]	3,948	4,059
	Broadcom, Inc. 3.75% 2051[7]	2,604	2,729
	Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 2.875% 2023[12,13]	1,325	1,314
	Diebold Nixdorf, Inc. 9.375% 2025[7]	5,675	6,117
	Diebold, Inc. 8.50% 2024	1,400	1,402
	Fidelity National Information Services, Inc. 3.10% 2041	302	306
	Fiserv, Inc. 3.50% 2029	1,030	1,109
	Fiserv, Inc. 2.65% 2030	7,348	7,465
	Gartner, Inc. 4.50% 2028[7]	650	680
	Intuit, Inc. 0.95% 2025	1,530	1,509
	Intuit, Inc. 1.35% 2027	1,395	1,365
	Intuit, Inc. 1.65% 2030	1,845	1,782
	Mastercard, Inc. 2.00% 2031	3,874	3,866
	Microsoft Corp. 2.921% 2052	4,814	5,124
	MoneyGram International, Inc. 5.375% 2026[7]	750	762
	Oracle Corp. 3.65% 2041	2,250	2,278
	Oracle Corp. 3.95% 2051	1,826	1,899
	PayPal Holdings, Inc. 2.65% 2026	2,364	2,483
	PayPal Holdings, Inc. 2.30% 2030	2,200	2,237
	Sabre GLBL, Inc. 7.375% 2025[7]	728	762
	Sabre Holdings Corp. 9.25% 2025[7]	1,197	1,354
	salesforce.com, inc. 1.50% 2028	3,200	3,163
	salesforce.com, inc. 1.95% 2031	1,625	1,611
	salesforce.com, inc. 2.70% 2041	1,875	1,876
	Square, Inc. 3.50% 2031[7]	2,325	2,387
	Synaptics, Inc. 4.00% 2029[7]	875	889
	Unisys Corp. 6.875% 2027[7]	725	786
	VeriSign, Inc. 2.70% 2031	625	629
	Veritas Holdings, Ltd. 7.50% 2025[7]	2,860	2,964
	Viavi Solutions, Inc. 3.75% 2029[7]	725	726
	Xerox Corp. 5.00% 2025[7]	2,425	2,573

			105,118

Consumer staples 0.33%	7-Eleven, Inc. 0.80% 2024[7]	1,700	1,681
	7-Eleven, Inc. 0.95% 2026[7]	825	800
	7-Eleven, Inc. 1.30% 2028[7]	2,500	2,383
	Albertsons Companies, Inc. 3.50% 2029[7]	1,385	1,390
	Altria Group, Inc. 4.40% 2026	231	255
	Altria Group, Inc. 5.80% 2039	2,820	3,395
	Altria Group, Inc. 3.40% 2041	1,500	1,386
	Altria Group, Inc. 4.50% 2043	3,000	3,116
	Altria Group, Inc. 5.95% 2049	490	613
	Altria Group, Inc. 3.70% 2051	1,500	1,401
	Anheuser-Busch InBev NV 4.00% 2028	845	940
	Anheuser-Busch InBev NV 5.45% 2039	5,000	6,555
	Anheuser-Busch InBev NV 4.35% 2040	2,500	2,944

American Funds Insurance Series	143

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer staples (continued)	Anheuser-Busch InBev NV 4.60% 2048	$ 1,500	$ 1,838
	British American Tobacco PLC 3.222% 2024	2,826	2,939
	British American Tobacco PLC 3.215% 2026	3,323	3,462
	British American Tobacco PLC 4.39% 2037	3,109	3,281
	British American Tobacco PLC 4.54% 2047	940	985
	Central Garden & Pet Co. 4.125% 2031[7]	1,395	1,404
	Coca-Cola Company 1.00% 2028	940	904
	Conagra Brands, Inc. 1.375% 2027	4,615	4,411
	Constellation Brands, Inc. 3.20% 2023	1,029	1,051
	Constellation Brands, Inc. 3.60% 2028	625	675
	Constellation Brands, Inc. 2.25% 2031	1,487	1,455
	Coty, Inc. 4.75% 2029[7]	1,220	1,242
	Imperial Tobacco Finance PLC 3.50% 2023[7]	4,000	4,075
	Keurig Dr Pepper, Inc. 4.985% 2038	3,351	4,153
	Kimberly-Clark Corp. 3.10% 2030	329	355
	Kraft Heinz Company 3.875% 2027	1,475	1,595
	Kraft Heinz Company 4.375% 2046	560	657
	Kraft Heinz Company 4.875% 2049	3,760	4,732
	Kronos Acquisition Holdings, Inc. 5.00% 2026[7]	1,695	1,676
	Lamb Weston Holdings, Inc. 4.125% 2030[7]	2,210	2,272
	PepsiCo, Inc. 1.95% 2031	3,001	3,003
	PepsiCo, Inc. 2.625% 2041	5,000	5,069
	PepsiCo, Inc. 2.75% 2051	2,500	2,569
	Philip Morris International, Inc. 2.375% 2022	1,960	1,979
	Philip Morris International, Inc. 2.625% 2022	1,670	1,672
	Philip Morris International, Inc. 2.875% 2024	788	820
	Philip Morris International, Inc. 3.25% 2024	2,000	2,117
	Philip Morris International, Inc. 0.875% 2026	2,990	2,885
	Philip Morris International, Inc. 3.375% 2029	788	850
	Philip Morris International, Inc. 1.75% 2030	2,956	2,816
	Post Holdings, Inc. 4.625% 2030[7]	2,886	2,945
	Prestige Brands International, Inc. 3.75% 2031[7]	1,115	1,083
	Reckitt Benckiser Group PLC 2.375% 2022[7]	1,125	1,134
	Reynolds American, Inc. 5.85% 2045	2,030	2,472
	Simmons Foods, Inc. 4.625% 2029[7]	560	553

			101,988

	Total corporate bonds, notes & loans		1,988,931

Mortgage-backed obligations 4.67%
Federal agency mortgage-backed obligations 4.17%	Fannie Mae Pool #AD7072 4.00% 2025[16]	3	3
	Fannie Mae Pool #AE3069 4.00% 2025[16]	2	2
	Fannie Mae Pool #AE2321 4.00% 2025[16]	1	1
	Fannie Mae Pool #AH6431 4.00% 2026[16]	280	295
	Fannie Mae Pool #890329 4.00% 2026[16]	45	47
	Fannie Mae Pool #AH5618 4.00% 2026[16]	3	3
	Fannie Mae Pool #AH0829 4.00% 2026[16]	2	2
	Fannie Mae Pool #MA1109 4.00% 2027[16]	4	4
	Fannie Mae Pool #MA3653 3.00% 2029[16]	33	35
	Fannie Mae Pool #AL8347 4.00% 2029[16]	324	341
	Fannie Mae Pool #254767 5.50% 2033[16]	253	287
	Fannie Mae Pool #555956 5.50% 2033[16]	165	187
	Fannie Mae Pool #BN1085 4.00% 2034[16]	486	512
	Fannie Mae Pool #BN3172 4.00% 2034[16]	173	181
	Fannie Mae Pool #AS8554 3.00% 2036[16]	7,252	7,616
	Fannie Mae Pool #929185 5.50% 2036[16]	412	470
	Fannie Mae Pool #893641 6.00% 2036[16]	924	1,071
	Fannie Mae Pool #893688 6.00% 2036[16]	200	232
	Fannie Mae Pool #907239 6.00% 2036[16]	57	66
	Fannie Mae Pool #AD0249 5.50% 2037[16]	137	155

144	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #190379 5.50% 2037[16]	$ 69	$ 79
	Fannie Mae Pool #924952 6.00% 2037[16]	989	1,146
	Fannie Mae Pool #888292 6.00% 2037[16]	693	804
	Fannie Mae Pool #928031 6.00% 2037[16]	83	96
	Fannie Mae Pool #888637 6.00% 2037[16]	12	14
	Fannie Mae Pool #AD0119 6.00% 2038[16]	1,190	1,381
	Fannie Mae Pool #AD0095 6.00% 2038[16]	870	1,009
	Fannie Mae Pool #995674 6.00% 2038[16]	403	467
	Fannie Mae Pool #AE0021 6.00% 2038[16]	351	408
	Fannie Mae Pool #AL7164 6.00% 2038[16]	226	256
	Fannie Mae Pool #AB0538 6.00% 2038[16]	147	170
	Fannie Mae Pool #995391 6.00% 2038[16]	23	27
	Fannie Mae Pool #889983 6.00% 2038[16]	23	26
	Fannie Mae Pool #995224 6.00% 2038[16]	10	12
	Fannie Mae Pool #AD0833 6.00% 2039[16]	1	1
	Fannie Mae Pool #AL0013 6.00% 2040[16]	225	261
	Fannie Mae Pool #AL0309 6.00% 2040[16]	77	89
	Fannie Mae Pool #MA4387 2.00% 2041[16]	8,492	8,632
	Fannie Mae Pool #AB4536 6.00% 2041[16]	537	619
	Fannie Mae Pool #AL7228 6.00% 2041[16]	304	344
	Fannie Mae Pool #AP2131 3.50% 2042[16]	3,668	3,948
	Fannie Mae Pool #AU8813 4.00% 2043[16]	2,596	2,886
	Fannie Mae Pool #AU9348 4.00% 2043[16]	1,463	1,627
	Fannie Mae Pool #AU9350 4.00% 2043[16]	1,214	1,334
	Fannie Mae Pool #AL8773 3.50% 2045[16]	6,332	6,826
	Fannie Mae Pool #AL8354 3.50% 2045[16]	1,629	1,753
	Fannie Mae Pool #BC4764 3.00% 2046[16]	13,533	14,210
	Fannie Mae Pool #AS8310 3.00% 2046[16]	431	459
	Fannie Mae Pool #AL8522 3.50% 2046[16]	3,405	3,664
	Fannie Mae Pool #BD9699 3.50% 2046[16]	1,686	1,804
	Fannie Mae Pool #BD9307 4.00% 2046[16]	1,531	1,657
	Fannie Mae Pool #BC7611 4.00% 2046[16]	221	240
	Fannie Mae Pool #BM1179 3.00% 2047[16]	553	587
	Fannie Mae Pool #BE1290 3.50% 2047[16]	2,539	2,716
	Fannie Mae Pool #CA0770 3.50% 2047[16]	1,927	2,042
	Fannie Mae Pool #MA3211 4.00% 2047[16]	3,617	3,875
	Fannie Mae Pool #257036 7.00% 2047[16]	6	7
	Fannie Mae Pool #256975 7.00% 2047[16]	2	2
	Fannie Mae Pool #FM3278 3.50% 2048[16]	21,298	22,558
	Fannie Mae Pool #BK7655 3.931% 2048[13,16]	449	465
	Fannie Mae Pool #CA2377 4.00% 2048[16]	8,224	8,762
	Fannie Mae Pool #BK6971 4.00% 2048[16]	112	120
	Fannie Mae Pool #BK5255 4.00% 2048[16]	17	18
	Fannie Mae Pool #MA3277 4.00% 2048[16]	14	15
	Fannie Mae Pool #CA2493 4.50% 2048[16]	987	1,061
	Fannie Mae Pool #CA4756 3.00% 2049[16]	2,048	2,152
	Fannie Mae Pool #BK8767 4.00% 2049[16]	97	105
	Fannie Mae Pool #CB2375 2.50% 2051[16]	8,608	8,854
	Fannie Mae Pool #CB2319 2.50% 2051[16]	209	216
	Fannie Mae Pool #CB2372 2.50% 2051[16]	100	103
	Fannie Mae Pool #BT9510 2.50% 2051[16]	100	103
	Fannie Mae Pool #BT9483 2.50% 2051[16]	100	103
	Fannie Mae Pool #FM8453 3.00% 2051[16]	5,445	5,768
	Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[16]	102	116
	Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[16]	29	34
	Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 2022[13,16]	808	815
	Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 2022[16]	547	549
	Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 2022[16]	59	59
	Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.123% 2023[13,16]	4,068	4,183
	Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 2023[13,16]	2,921	3,038
	Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[13,16]	5,268	5,474

American Funds Insurance Series	145

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.489% 2024[13,16]	$ 2,456	$ 2,555
	Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.466% 2026[13,16]	8,957	9,340
	Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[13,16]	2,891	3,063
	Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[16]	51	46
	Freddie Mac Pool #C91912 3.00% 2037[16]	13,210	13,890
	Freddie Mac Pool #G03978 5.00% 2038[16]	516	585
	Freddie Mac Pool #G04553 6.50% 2038[16]	62	70
	Freddie Mac Pool #G08347 4.50% 2039[16]	82	90
	Freddie Mac Pool #C03518 5.00% 2040[16]	702	789
	Freddie Mac Pool #Q05807 4.00% 2042[16]	2,034	2,236
	Freddie Mac Pool #Q23185 4.00% 2043[16]	1,551	1,725
	Freddie Mac Pool #Q23190 4.00% 2043[16]	944	1,034
	Freddie Mac Pool #760014 2.843% 2045[13,16]	239	248
	Freddie Mac Pool #Q37988 4.00% 2045[16]	7,064	7,738
	Freddie Mac Pool #G60344 4.00% 2045[16]	6,100	6,717
	Freddie Mac Pool #Z40130 3.00% 2046[16]	5,192	5,515
	Freddie Mac Pool #Q41090 4.50% 2046[16]	344	375
	Freddie Mac Pool #Q41909 4.50% 2046[16]	338	366
	Freddie Mac Pool #760015 2.627% 2047[13,16]	581	599
	Freddie Mac Pool #Q46021 3.50% 2047[16]	1,181	1,258
	Freddie Mac Pool #SI2002 4.00% 2048[16]	3,139	3,356
	Freddie Mac Pool #SD7507 3.00% 2049[16]	2,269	2,388
	Freddie Mac Pool #SD7528 2.00% 2050[16]	20,064	20,116
	Freddie Mac Pool #SD7545 2.50% 2051[16]	7,793	8,046
	Freddie Mac Pool #RA6483 2.50% 2051[16]	7,454	7,675
	Freddie Mac Pool #QD3220 2.50% 2051[16]	100	103
	Freddie Mac Pool #RA5971 3.00% 2051[16]	7,519	7,929
	Freddie Mac, Series T041, Class 3A, 4.718% 2032[13,16]	208	227
	Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[16]	4,265	4,452
	Freddie Mac, Series K047, Class A2, Multi Family, 3.329% 2025[16]	4,000	4,254
	Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 2025[13,16]	9,778	10,541
	Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 2026[16]	10,050	10,545
	Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2026[16]	7,370	7,868
	Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[16]	4,755	5,132
	Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[16]	3,237	3,670
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[16]	6,325	6,534
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[13,16]	6,251	6,449
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[13,16]	3,128	3,226
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 2056[13,16]	1,358	1,404
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[13,16]	1,066	1,121
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[16]	2,318	2,405
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[16]	2,256	2,386
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[16]	882	938
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[16]	11,751	12,263
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[16]	6,547	6,762
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[16]	2,621	2,704
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[16]	3,395	3,505
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 2029[16]	5,162	5,368

146	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 2029[16]	$ 2,455	$ 2,600
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 3.402% 2027[13,16]	473	481
	Government National Mortgage Assn. 2.00% 2052[16,17]	63,224	63,799
	Government National Mortgage Assn. 2.00% 2052[16,17]	16,310	16,429
	Government National Mortgage Assn. 2.50% 2052[16,17]	4,876	4,973
	Government National Mortgage Assn. 2.50% 2052[16,17]	990	1,014
	Government National Mortgage Assn. 3.00% 2052[16,17]	35,782	37,025
	Government National Mortgage Assn. 3.50% 2052[16,17]	26,752	27,858
	Government National Mortgage Assn. 4.00% 2052[16,17]	9,238	9,728
	Government National Mortgage Assn. Pool #BD7245 4.00% 2048[16]	628	666
	Government National Mortgage Assn. Pool #MA5652 4.50% 2048[16]	489	518
	Government National Mortgage Assn. Pool #MA5876 4.00% 2049[16]	7,322	7,727
	Government National Mortgage Assn. Pool #MA5986 4.00% 2049[16]	940	991
	Government National Mortgage Assn. Pool #MA5764 4.50% 2049[16]	13,796	14,585
	Government National Mortgage Assn. Pool #MA5877 4.50% 2049[16]	4,622	4,886
	Government National Mortgage Assn. Pool #MA6092 4.50% 2049[16]	3,048	3,222
	Government National Mortgage Assn. Pool #MA5711 4.50% 2049[16]	839	888
	Government National Mortgage Assn. Pool #MA6602 4.50% 2050[16]	293	310
	Government National Mortgage Assn. Pool #MA7419 3.00% 2051[16]	28,849	29,893
	Government National Mortgage Assn. Pool #MA7259 4.50% 2051[16]	2,634	2,797
	Government National Mortgage Assn. Pool #MA7316 4.50% 2051[16]	766	813
	Uniform Mortgage-Backed Security 1.50% 2037[16,17]	11,973	11,985
	Uniform Mortgage-Backed Security 1.50% 2037[16,17]	7,822	7,844
	Uniform Mortgage-Backed Security 2.00% 2037[16,17]	27,501	28,161
	Uniform Mortgage-Backed Security 2.00% 2037[16,17]	24,668	25,217
	Uniform Mortgage-Backed Security 2.50% 2037[16,17]	638	659
	Uniform Mortgage-Backed Security 3.00% 2037[16,17]	16,342	17,088
	Uniform Mortgage-Backed Security 2.00% 2052[16,17]	133,694	132,713
	Uniform Mortgage-Backed Security 2.00% 2052[16,17]	12,473	12,408
	Uniform Mortgage-Backed Security 2.50% 2052[16,17]	105,086	106,716
	Uniform Mortgage-Backed Security 2.50% 2052[16,17]	40,552	41,273
	Uniform Mortgage-Backed Security 3.00% 2052[16,17]	162,650	168,512
	Uniform Mortgage-Backed Security 3.50% 2052[16,17]	85,313	89,818
	Uniform Mortgage-Backed Security 4.00% 2052[16,17]	10,520	11,190
	Uniform Mortgage-Backed Security 4.50% 2052[16,17]	41,792	44,776

			1,280,828

Commercial mortgage-backed securities 0.33%	Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[16]	2,909	2,968
	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC, Class A, 0.96% 2036[7,13,16]	2,000	2,001
	Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2051[16]	1,000	1,080
	Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 2053[16]	2,960	2,983
	BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 0.95% 2026[7,13,16]	5,254	5,255
	BX Trust, Series 2021-SDMF, Class A, (1-month USD-LIBOR + 0.589%) 0.699% 2034[7,13,16]	5,954	5,893
	BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 0.81% 2036[7,13,16]	4,505	4,496
	BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 1.009% 2036[7,13,16]	7,968	7,965
	BX Trust, Series 2021-VOLT, Class B, (1-month USD-LIBOR + 0.95%) 1.06% 2036[7,13,16]	679	676
	BX Trust, Series 2021-ARIA, Class B,
	(1-month USD-LIBOR + 1.297%) 1.407% 2036[7,13,16]	5,968	5,964
	BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.78% 2038[7,13,16]	7,538	7,506
	BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 0.98% 2038[7,13,16]	1,361	1,355
	BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 1.21% 2038[7,13,16]	1,229	1,224
	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[16]	748	766
	Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[16]	4,735	5,050
	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 2048[16]	1,065	1,107

American Funds Insurance Series	147

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.19% 2038[7,13,16]	$ 1,566	$ 1,570
	Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 1.49% 2038[7,13,16]	1,429	1,432
	Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 1.81% 2038[7,13,16]	1,493	1,496
	Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[7,16]	3,795	3,798
	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[16]	2,489	2,527
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 2042[7,16]	1,431	1,435
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 1.16% 2038[7,13,16]	3,572	3,576
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD-LIBOR + 1.40%) 1.51% 2038[7,13,16]	1,904	1,905
	Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 2039[7,16]	13,772	13,747
	MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 0.911% 2026[7,13,16]	3,950	3,948
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[16]	768	798
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[16]	815	835
	SLG Office Trust, Series 2021-OVA, Class A, 2.585% 2041[7,16]	3,987	4,090
	SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 0.841% 2038[7,13,16]	4,808	4,793

			102,239

Collateralized mortgage-backed obligations (privately originated) 0.17%	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[7,13,16]	1,574	1,567
	Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 1.702% 2029[7,13,16]	3,251	3,253
	Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 2068[7,13,16]	1,560	1,603
	Connecticut Avenue Securities, Series 2021-R01, Class 1M1, (1-month USD-SOFR + 0.75%) 0.80% 2041[7,13,16]	1,013	1,013
	Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[7,16]	4,191	4,229
	Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[7,13,16]	2,557	2,572
	CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[16]	172	182
	Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[7,16]	7,810	8,559
	Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[7,16]	2,724	3,036
	Home Partners of America Trust, Series 2021-2, Class A, 1.901% 2026[7,16]	4,491	4,449
	Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[7,13,16]	4,138	4,152
	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 2059[7,13,16]	1,216	1,221
	Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[7,13,16]	531	532
	MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2034[16]	352	366
	Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 0.952% 2055[7,13,16]	4,040	4,037
	Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.101% 2023[7,13,16]	2,862	2,865
	MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.70%) 1.786% 2022[7,13,16]	5,219	5,224
	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[7,13,16]	566	567
	Station Place Securitization Trust, Series 2021-WL2, Class A, (1-month USD-LIBOR + 0.70%) 0.802% 2054[7,13,16]	1,300	1,301

			50,728

	Total mortgage-backed obligations		1,433,795

148	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations 1.29%
Aesop Funding LLC, Series 2017-2A, Class A, 2.97% 2024[7,16]	$ 1,920	$ 1,960
Aesop Funding LLC, Series 2018-1A, Class A, 3.70% 2024[7,16]	1,114	1,156
Aesop Funding LLC, Series 2018-2A, Class A, 4.00% 2025[7,16]	3,100	3,271
Aesop Funding LLC, Series 2021-1A, Class A, 1.38% 2027[7,16]	13,378	13,166
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[7,16]	539	546
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[7,16]	138	143
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 2026[7,16]	2,248	2,240
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 1.074% 2030[7,13,16]	2,538	2,538
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 1.072% 2030[7,13,16]	1,639	1,639
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 1.048% 2028[7,13,16]	3,510	3,510
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.16% 2030[7,13,16]	3,660	3,660
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 2033[7,16]	784	779
Castlelake Aircraft Securitization Trust, Series 2021-2A, Class A, 2.868% 2037[7,16]	5,062	5,026
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 2041[7,16]	881	871
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 1.105% 2030[7,13,16]	5,185	5,183
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[7,16]	5,261	5,223
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[7,16]	1,783	1,754
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[7,16]	911	911
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[7,16]	170	170
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[7,16]	6,175	6,066
CF Hippolyta LLC, Series 2021-1, Class B1, 1.98% 2061[7,16]	793	782
CLI Funding VI LLC, Series 2020-2A, Class A, 2.03% 2045[7,16]	1,648	1,638
CLI Funding VI LLC, Series 2020-3A, Class A, 2.07% 2045[7,16]	1,348	1,341
CLI Funding VI LLC, Series 2020-1A, Class A, 2.08% 2045[7,16]	6,077	6,057
CLI Funding VI LLC, Series 2020-3A, Class B, 3.30% 2045[7,16]	858	864
CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64% 2046[7,16]	1,813	1,774
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 2022[7,13,16]	27	27
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[7,16]	2,964	2,988
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[16]	643	649
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 2026[16]	2,262	2,280
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[7,16]	70	70
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.104% 2028[7,13,16]	5,478	5,477
EDvestinU Private Education Loan LLC, Series 2021-A, Class A, 1.80% 2045[7,16]	431	424
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[7,16]	6,049	5,902
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[7,16]	4,825	5,015
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[7,16]	6,000	6,293
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[7,16]	8,861	9,029
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[7,16]	9,605	10,127
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[7,16]	816	819
GCI Funding I LLC, Series 2020-1, Class B, 3.81% 2045[7,16]	328	331
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[7,16]	2,810	3,001
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[7,16]	11,791	11,784
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[7,16]	14,893	14,934
Global SC Finance VII SRL, Series 2020-2A, Class B, 3.32% 2040[7,16]	616	620
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 2041[7,16]	4,545	4,480
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 2041[7,16]	6,744	6,673
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 2041[7,16]	534	527
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 2023[3,7,16]	5,930	5,917
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[7,16]	8,452	8,380
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 2025[7,16]	634	629
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 2025[7,16]	405	401
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 2027[7,16]	9,163	9,047
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 2027[7,16]	685	680
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 2027[7,16]	429	427
Honda Auto Receivables Owner Trust, Series 2019-2, Class A3, 2.52% 2023[16]	1,011	1,019

American Funds Insurance Series	149

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.124% 2029[7,13,16]	$3,028	$ 3,028
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636% 2046[7,16]	3,884	3,872
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 1.13% 2030[7,13,16]	5,545	5,542
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 1.274% 2029[7,13,16]	3,533	3,533
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54% 2026[7,16]	4,700	4,698
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 2026[7,16]	1,900	1,888
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[7,16]	6,496	6,405
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 2070[7,16]	6,977	6,957
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 2046[7,16]	6,817	6,809
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 2062[7,16]	13,885	13,682
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[7,16]	7,716	7,588
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[7,16]	13,129	12,954
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[7,16]	23,051	22,638
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class B1, 2.41% 2061[7,16]	5,200	5,220
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.094% 2030[7,13,16]	1,765	1,765
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD-LIBOR + 0.80%) 0.928% 2029[7,13,16]	10,000	9,995
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD-LIBOR + 1.40%) 1.528% 2029[7,13,16]	5,378	5,379
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.18% 2028[7,13,16]	2,043	2,044
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.032% 2029[7,13,16]	609	609
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 1.064% 2030[7,13,16]	4,634	4,633
Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.03% 2024[16]	9	9
Santander Drive Auto Receivables Trust, Series 2020-1, Class B, 3.03% 2024[16]	345	347
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 2025[16]	1,000	1,030
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD-LIBOR + 0.73%) 0.84% 2053[7,13,16]	7,547	7,588
Sound Point CLO, Ltd., Series 2017-3A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.112% 2030[7,13,16]	5,530	5,531
Sound Point CLO, Ltd., Series 2017-2A, Class AR, (3-month USD-LIBOR + 0.98%) 1.112% 2030[7,13,16]	3,233	3,233
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.204% 2030[7,13,16]	2,985	2,985
Sprite, Ltd., Series 2021-1, Class A, 3.75% 2046[7,16]	5,306	5,226
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 2041[7,16]	4,998	4,972
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2033[7,16]	2,779	2,754
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2033[7,16]	2,271	2,264
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 2075[7,16]	4,127	4,077
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[7,16]	2,070	2,060
TAL Advantage V LLC, Series 2020-1A, Class B, 3.29% 2045[7,16]	232	233
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 2045[7,16]	901	897
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2046[7,16]	1,011	985
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 2046[7,16]	4,828	4,820
TIF Funding II LLC, Series 2021-1A, Class A, 1.65% 2046[7,16]	811	788
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[7,16]	3,250	3,358
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 2033[7,16]	889	887
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2034[7,13,16]	7,257	7,128
Triton Container Finance VIII LLC, Series 2020-1, Class A, 2.11% 2045[7,16]	11,432	11,363
Triton Container Finance VIII LLC, Series 2021-1, Class A, 1.86% 2046[7,16]	3,081	3,025
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84% 2024[7,16]	1,035	1,040

		396,057

150	American Funds Insurance Series

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Municipals 0.12%
California 0.02%	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 2026	$1,200	$ 1,208
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 2027	1,660	1,672
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034	495	499
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 2042	1,170	1,193
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 2046	2,795	2,867

			7,439

Connecticut 0.00%	Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	20	21
	Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	15	15

			36

Florida 0.04%	Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 2027	5,335	5,324
	Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 2030	5,365	5,357

			10,681

Guam 0.00%	A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 2036	240	246
	A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 2043	315	328

			574

Illinois 0.02%	G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 2033	4,125	4,818

Maryland 0.00%	Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	25	25

Minnesota 0.00%	Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 2038	45	47

Nebraska 0.00%	Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	15	15

New York 0.02%	Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 2026	2,865	2,827
	Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 2028	4,745	4,736

			7,563

Ohio 0.02%	Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 2031	5,170	5,446

American Funds Insurance Series	151

Asset Allocation Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Municipals (continued)
South Carolina 0.00%	Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 2041	$ 10	$ 11

South Dakota 0.00%	Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	5	5

Tennessee 0.00%	Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	5	5

	Total municipals		36,665

Federal agency bonds & notes 0.12%
	Fannie Mae 1.875% 2026	13,000	13,366
	Fannie Mae 0.875% 2030	23,958	22,606

			35,972

Bonds & notes of governments & government agencies outside the U.S. 0.11%
	CPPIB Capital, Inc. 2.25% 2022[7]	4,286	4,291
	CPPIB Capital, Inc. 2.75% 2027[7]	6,600	7,058
	European Investment Bank 0.75% 2026	6,194	6,031
	KfW 2.125% 2022	375	376
	Peru (Republic of) 1.862% 2032	2,525	2,310
	Peru (Republic of) 2.78% 2060	3,775	3,322
	Qatar (State of) 3.375% 2024[7]	2,315	2,427
	Qatar (State of) 4.00% 2029[7]	745	841
	Qatar (State of) 4.817% 2049[7]	750	986
	Saudi Arabia (Kingdom of) 3.25% 2030[7]	1,750	1,884
	Saudi Arabia (Kingdom of) 5.25% 2050[7]	1,000	1,319
	United Mexican States 2.659% 2031	2,703	2,644
	United Mexican States 3.771% 2061	1,528	1,412

			34,901

	Total bonds, notes & other debt instruments (cost: $6,243,430,000)		6,393,877

Short-term securities 4.67%		Shares

Money market investments 4.61%
	Capital Group Central Cash Fund 0.09%[6,18]	14,171,922	1,417,334

Money market investments purchased with collateral from securities on loan 0.06%
	Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[18,19]	9,005,168	9,005
	Capital Group Central Cash Fund 0.09%[6,18,19]	84,913	8,492
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[18,19]	606,579	607

			18,104

	Total short-term securities (cost: $1,435,153,000)		1,435,438

	Total investment securities 102.80% (cost: $21,860,615,000)		31,566,673
	Other assets less liabilities (2.80)%		(860,753)

	Net assets 100.00%		$30,705,920

152	American Funds Insurance Series

Asset Allocation Fund  (continued)

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
90 Day Euro Dollar Futures	Long	5,758	December 2022	$1,424,457	$(4,139)
2 Year U.S. Treasury Note Futures	Short	213	March 2022	(46,471)	11
5 Year U.S. Treasury Note Futures	Short	6,473	March 2022	(783,081)	(2,215)
10 Year U.S. Treasury Note Futures	Short	2,173	March 2022	(283,509)	(3,092)
10 Year Ultra U.S. Treasury Note Futures	Short	2,190	March 2022	(320,698)	(5,218)
20 Year U.S. Treasury Bond Futures	Long	677	March 2022	108,616	959
30 Year Ultra U.S. Treasury Bond Futures	Long	198	March 2022	39,031	(542)

					$(14,236)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection
Reference index	Financing rate paid	Payment frequency	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium received (000)	Unrealized depreciation at 12/31/2021 (000)
CDX.NA.IG.37	1.00%	Quarterly	12/20/2026	$82,121	$(1,995)	$(1,947)	$(48)

Investments in affiliates[6]
	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)		Capital gain distributions received (000)

Common stocks 0.02%
Health care 0.02%
NuCana PLC (ADR)[1,2]	$13,367	$–		$–	$–	$(6,281)	$7,086	$–		$–

Consumer discretionary 0.00%
Kontoor Brands, Inc.[20]	150,072	–		207,653	106,939	(49,358)	–	4,000		–

Total common stocks							7,086

Investment funds 5.27%
Capital Group Central Corporate Bond Fund	–	1,712,809		69,984	182	(25,746)	1,617,261	20,735		14,433

Short-term securities 4.64%

Money market investments 4.61%
Capital Group Central Cash Fund 0.09%[18]	2,273,691	6,182,455		7,038,774	31	(69)	1,417,334	1,583		–

Money market investments purchased with collateral from securities on loan 0.03%
Capital Group Central Cash Fund 0.09%[18,19]	–	8,492	[21]				8,492	–	[22]	–

Total short-term securities							1,425,826

Total 9.93%					$107,152	$(81,454)	$3,050,173	$26,318		$14,433

American Funds Insurance Series	153

Asset Allocation Fund  (continued)

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $19,643,000, which represented ..06% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $99,564,000, which represented .32% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[6]	Affiliate of the fund or part of the same “group of investment companies’’ as the fund, as defined under the Investment Company Act of 1940, as amended.
[7]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,289,651,000, which represented 4.20% of the net assets of the fund.

[8]	Amount less than one thousand.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $13,414,000, which represented .04% of the net assets of the fund.
[10]	Index-linked bond whose principal amount moves with a government price index.
[11]	Step bond; coupon rate may change at a later date.
[12]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $15,054,000, which represented .05% of the net assets of the fund.

[13]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[14]	Scheduled interest and/or principal payment was not received.
[15]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[16]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[17]	Purchased on a TBA basis.
[18]	Rate represents the seven-day yield at 12/31/2021.
[19]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[20]	Affiliated issuer during the reporting period but no longer held at 12/31/2021.
[21]	Represents net activity. Refer to Note 5 for more information on securities lending.
[22]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Carbon Health Technologies, Inc., convertible preferred shares, 1.00% 2024	7/9/2021	$50,000	$50,000	.16%

Rotech Healthcare, Inc.	9/26/2013	6,949	19,887	.07

Total private placement securities		$56,949	$69,887	.23%

Key to abbreviations and symbol
ADR = American Depositary Receipts	Dev. = Development
Agcy. = Agency	Fin. = Finance
AMT = Alternative Minimum Tax	G.O. = General Obligation
Auth. = Authority	LIBOR = London Interbank Offered Rate
CAD = Canadian dollars	Ref. = Refunding
CLO = Collateralized Loan Obligations	Rev. = Revenue
CMO = Collateralized Mortgage Obligations	SOFR = Secured Overnight Financing Rate
DAC = Designated Activity Company	TBA = To-be-announced
Dept. = Department	USD/$ = U.S. dollars

See notes to financial statements.

154	American Funds Insurance Series

Global Balanced Fund

Investment portfolio December 31, 2021

Common stocks 62.99%		Shares	Value (000)
Information technology 15.11%	Microsoft Corp.	40,763	$13,709
	Taiwan Semiconductor Manufacturing Company, Ltd.	615,000	13,671
	Broadcom, Inc.	16,646	11,076
	ASML Holding NV	9,827	7,907
	Tokyo Electron, Ltd.	9,800	5,647
	MediaTek, Inc.	122,000	5,247
	Motorola Solutions, Inc.	9,740	2,646
	Amadeus IT Group SA, Class A, non-registered shares[1]	31,003	2,105
	PagSeguro Digital, Ltd., Class A1	78,715	2,064
	Keyence Corp.	3,200	2,011
	Amphenol Corp., Class A	21,959	1,921
	Edenred SA	30,661	1,416
	Murata Manufacturing Co., Ltd.	14,900	1,186

			70,606

Health care 9.88%	Pfizer, Inc.	165,507	9,773
	UnitedHealth Group, Inc.	12,898	6,477
	AstraZeneca PLC	47,747	5,608
	Danaher Corp.	12,009	3,951
	Humana, Inc.	7,099	3,293
	Thermo Fisher Scientific, Inc.	4,831	3,224
	Mettler-Toledo International, Inc.[1]	1,657	2,812
	Coloplast A/S, Class B	13,823	2,436
	Merck & Co., Inc.	26,629	2,041
	Cigna Corp.	7,731	1,775
	Carl Zeiss Meditec AG, non-registered shares	8,038	1,692
	Gilead Sciences, Inc.	20,605	1,496
	Novartis AG	10,489	924
	Bayer AG	11,799	631
	Organon & Co.	1,695	52

			46,185

Consumer discretionary 8.10%	Home Depot, Inc.	30,508	12,661
	LVMH Moët Hennessy-Louis Vuitton SE	5,833	4,828
	Domino’s Pizza, Inc.	7,896	4,456
	Darden Restaurants, Inc.	15,874	2,391
	Amazon.com, Inc.[1]	713	2,377
	D’Ieteren Group[1]	10,856	2,121
	Compagnie Financière Richemont SA, Class A	12,809	1,925
	Restaurant Brands International, Inc. (CAD denominated)	27,862	1,689
	General Motors Company[1]	27,867	1,634
	Booking Holdings, Inc.[1]	661	1,586
	Industria de Diseño Textil, SA	30,437	989
	Stellantis NV	45,067	856
	Wynn Resorts, Ltd.[1]	4,077	347

			37,860

Financials 7.27%	JPMorgan Chase & Co.	48,427	7,669
	Berkshire Hathaway, Inc., Class A1	13	5,859
	Berkshire Hathaway, Inc., Class B1	396	118
	Brookfield Asset Management, Inc., Class A (CAD denominated)	54,939	3,318
	Aon PLC, Class A	9,975	2,998
	Zurich Insurance Group AG	5,606	2,463
	S&P Global, Inc.	4,694	2,215
	BlackRock, Inc.	2,403	2,200
	Hong Kong Exchanges and Clearing, Ltd.	34,500	2,015
	AIA Group, Ltd.	164,000	1,653

American Funds Insurance Series	155

Global Balanced Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	Legal & General Group PLC	371,225	$ 1,495
	FinecoBank SpA	70,697	1,242
	B3 SA-Brasil, Bolsa, Balcao	363,556	727

			33,972

Consumer staples 7.05%	Nestlé SA	72,056	10,078
	Philip Morris International, Inc.	56,450	5,363
	Kweichow Moutai Co., Ltd., Class A	12,821	4,124
	Altria Group, Inc.	66,224	3,138
	Keurig Dr Pepper, Inc.	78,316	2,887
	British American Tobacco PLC	70,634	2,613
	British American Tobacco PLC (ADR)	3,765	141
	Ocado Group PLC[1]	73,424	1,668
	Procter & Gamble Company	7,504	1,227
	Coca-Cola Europacific Partners PLC	16,379	916
	Budweiser Brewing Co. APAC, Ltd.	296,400	777

			32,932

Industrials 5.17%	SITC International Holdings Co., Ltd.	880,000	3,183
	Airbus SE, non-registered shares[1]	20,920	2,676
	Lockheed Martin Corp.	7,077	2,515
	Spirax-Sarco Engineering PLC	10,174	2,210
	SMC Corp.	2,900	1,956
	Watsco, Inc.	5,265	1,647
	Nidec Corp.	14,000	1,646
	CSX Corp.	38,123	1,433
	MTU Aero Engines AG	6,895	1,408
	BAE Systems PLC	188,486	1,403
	United Parcel Service, Inc., Class B	5,782	1,239
	Rockwell Automation	3,193	1,114
	Union Pacific Corp.	3,852	971
	Boeing Company[1]	3,799	765

			24,166

Materials 2.68%	Croda International PLC	24,938	3,416
	Givaudan SA	521	2,740
	Koninklijke DSM NV	6,905	1,557
	Vale SA, ordinary nominative shares	97,077	1,359
	Akzo Nobel NV	11,668	1,282
	LyondellBasell Industries NV	13,775	1,270
	Rio Tinto PLC	13,653	904

			12,528

Communication services 2.28%	Alphabet, Inc., Class C1	1,367	3,956
	Verizon Communications, Inc.	46,574	2,420
	SoftBank Corp.	140,700	1,779
	Nintendo Co., Ltd.	3,600	1,679
	América Móvil, SAB de CV, Series L (ADR)	38,489	812

			10,646

156	American Funds Insurance Series

Global Balanced Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Energy 2.20%	TC Energy Corp. (CAD denominated)	56,072	$ 2,608
	BP PLC	506,765	2,267
	Baker Hughes Co., Class A	68,451	1,647
	Pioneer Natural Resources Company	8,353	1,519
	Chevron Corp.	12,420	1,458
	Petróleo Brasileiro SA (Petrobras), ordinary nominative shares (ADR)	72,976	801

			10,300

Real estate 2.20%	Crown Castle International Corp. REIT	14,772	3,083
	Equinix, Inc. REIT	2,740	2,318
	American Tower Corp. REIT	6,194	1,812
	Gaming and Leisure Properties, Inc. REIT	33,941	1,651
	Longfor Group Holdings, Ltd.	298,500	1,405

			10,269

Utilities 1.05%	National Grid PLC	208,445	2,990
	Brookfield Infrastructure Partners LP	17,894	1,089
	Enel SpA	106,113	852

			4,931

	Total common stocks (cost: $174,532,000)		294,395

Preferred securities 0.31%
Information technology 0.31%	Samsung Electronics Co., Ltd., nonvoting preferred shares	24,146	1,446

	Total preferred securities (cost: $1,229,000)		1,446

Convertible stocks 0.29%
Utilities 0.29%	AES Corp., convertible preferred units, 6.875% 2024	14,300	1,373

	Total convertible stocks (cost: $1,430,000)		1,373

Bonds, notes & other debt instruments 29.03%		Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 12.77%
	Abu Dhabi (Emirate of) 2.50% 2022[2]	$ 200	203
	Abu Dhabi (Emirate of) 0.75% 2023[2]	275	274
	Agricultural Development Bank of China 3.75% 2029	CNY550	90
	Agricultural Development Bank of China 2.96% 2030	4,350	675
	Australia (Commonwealth of), Series 152, 2.75% 2028	A$710	559
	Australia (Commonwealth of), Series 163, 1.00% 2031	660	452
	Australia (Commonwealth of), Series 156, 2.75% 2041	260	204
	Brazil (Federative Republic of) 6.00% 2024[3]	BRL3,176	581
	Canada 2.25% 2025	C$1,400	1,148
	Canada 0.25% 2026	570	433
	Canada 2.25% 2029	1,265	1,067
	Chile (Republic of) 4.50% 2026	CLP5,000	6
	Chile (Republic of) 5.00% 2028	60,000	68
	Chile (Republic of) 4.70% 2030	70,000	77
	China (People’s Republic of), Series 1916, 3.12% 2026	CNY6,650	1,067
	China (People’s Republic of), Series INBK, 2.85% 2027	10,000	1,585
	China (People’s Republic of), Series INBK, 3.28% 2027	800	130
	China (People’s Republic of), Series INBK, 2.91% 2028	1,800	284
	China (People’s Republic of), Series 1906, 3.29% 2029	5,500	887
	China (People’s Republic of), Series 1910, 3.86% 2049	4,110	695

American Funds Insurance Series	157

Global Balanced Fund  (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
China (People’s Republic of), Series INBK, 3.39% 2050	CNY200	$ 31
China (People’s Republic of), Series INBK, 3.81% 2050	9,680	1,628
China Development Bank Corp., Series 2008, 2.89% 2025	3,240	511
China Development Bank Corp., Series 2004, 3.43% 2027	1,060	170
China Development Bank Corp., Series 1805, 4.04% 2028	8,230	1,371
China Development Bank Corp., Series 1805, 4.88% 2028	2,040	354
China Development Bank Corp., Series 1905, 3.48% 2029	5,000	806
Colombia (Republic of), Series B, 5.75% 2027	COP2,198,800	489
Colombia (Republic of), Series B, 7.00% 2031	988,600	225
Czech Republic 0% 2024	CZK2,800	117
Czech Republic 1.25% 2025	13,000	558
French Republic O.A.T. 0% 2030	€ 1,320	1,489
French Republic O.A.T. 3.25% 2045	160	281
Germany (Federal Republic of) 0% 2025	742	863
Germany (Federal Republic of) 0.25% 2029	600	713
Germany (Federal Republic of) 0% 2030	589	686
Germany (Federal Republic of) 0% 2031	875	1,014
Germany (Federal Republic of) 0% 2036	160	182
Germany (Federal Republic of) 0% 2050	540	589
Greece (Hellenic Republic of) 3.375% 2025	300	377
Greece (Hellenic Republic of) 3.75% 2028	280	377
Greece (Hellenic Republic of) 3.875% 2029	270	366
Hungary (Republic of) 2.125% 2031[2]	$ 460	454
Hungary (Republic of) 3.125% 2051[2]	200	197
India (Republic of) 5.15% 2025	INR28,000	370
Indonesia (Republic of), Series 78, 8.25% 2029	IDR4,301,000	337
Indonesia (Republic of), Series 82, 7.00% 2030	1,000,000	73
Indonesia (Republic of), Series 87, 6.50% 2031	2,010,000	143
Israel (State of) 2.875% 2024	€ 200	242
Israel (State of) 1.50% 2027	100	122
Italy (Republic of) 0.10% 2023[3]	805	946
Italy (Republic of) 0.95% 2027	246	286
Italy (Republic of) 0.25% 2028	820	911
Italy (Republic of) 1.35% 2030	660	777
Japan, Series 17, 0.10% 2023[3]	¥ 10,540	93
Japan, Series 19, 0.10% 2024[3]	30,570	271
Japan, Series 18, 0.10% 2024[3]	20,940	185
Japan, Series 145, 0.10% 2025	89,400	783
Japan, Series 21, 0.10% 2026[3]	40,800	365
Japan, Series 346, 0.10% 2027	173,250	1,520
Japan, Series 22, 0.10% 2027[3]	25,574	234
Japan, Series 24, 0.10% 2029[3]	25,674	232
Japan, Series 360, 0.10% 2030	341,700	2,996
Japan, Series 363, 0.10% 2031	56,000	489
Japan, Series 152, 1.20% 2035	264,400	2,589
Japan, Series 42, 1.70% 2044	94,100	1,019
Japan, Series 37, 0.60% 2050	26,950	230
Japan, Series 70, 0.70% 2051	56,350	493
Malaysia (Federation of), Series 0316, 3.90% 2026	MYR500	124
Malaysia (Federation of), Series 0119, 3.906% 2026	1,380	342
Malaysia (Federation of), Series 0417, 3.899% 2027	600	149
Malaysia (Federation of), Series 0219, 3.885% 2029	520	127
Malaysia (Federation of), Series 0318, 4.642% 2033	400	103
Malaysia (Federation of), Series 0418, 4.893% 2038	2,800	734
Malaysia (Federation of), Series 0519, 3.757% 2040	1,650	378
Malaysia (Federation of), Series 0216, 4.736% 2046	409	104
Malaysia (Federation of), Series 0518, 4.921% 2048	278	73
Malaysia (Federation of), Series 0519, 4.638% 2049	378	93
Malaysia (Federation of), Series 0120, 4.065% 2050	389	91
Morocco (Kingdom of) 3.50% 2024	€ 100	122
Morocco (Kingdom of) 1.50% 2031	100	105

158	American Funds Insurance Series

Global Balanced Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
	Netherlands (Kingdom of the) 5.50% 2028	€100	$ 155
	Norway (Kingdom of) 1.75% 2025	NKr3,500	400
	Nova Scotia (Province of) 3.15% 2051	C$170	153
	Peru (Republic of) 2.392% 2026	$90	92
	Philippines (Republic of) 0.001% 2024	¥100,000	864
	Philippines (Republic of) 0.25% 2025	€ 100	114
	Philippines (Republic of) 1.648% 2031	$ 200	194
	Poland (Republic of), Series 0725, 3.25% 2025	PLN1,900	465
	Poland (Republic of), Series 1029, 2.75% 2029	410	95
	Qatar (State of) 3.40% 2025[2]	$ 200	212
	Romania 1.75% 2030	€ 210	224
	Romania 3.624% 2030	517	639
	Romania 2.00% 2032	100	106
	Romania 2.00% 2033	200	208
	Romania 3.50% 2034	65	78
	Romania 3.375% 2038	80	92
	Romania 4.625% 2049	39	50
	Romania 3.375% 2050	73	79
	Russian Federation 7.00% 2023	RUB16,600	217
	Russian Federation 2.875% 2025	€ 200	245
	Russian Federation 4.25% 2027	$ 200	217
	Russian Federation 4.375% 2029	200	221
	Russian Federation 6.90% 2029	RUB28,250	348
	Russian Federation 7.65% 2030	38,320	493
	Russian Federation 5.90% 2031	5,620	64
	Russian Federation 6.90% 2031	18,200	221
	Russian Federation 8.50% 2031	5,530	75
	Russian Federation 7.70% 2033	23,030	295
	Russian Federation 7.25% 2034	8,140	100
	Saudi Arabia (Kingdom of) 2.894% 2022[2]	$ 200	202
	Serbia (Republic of) 3.125% 2027	€ 640	778
	Serbia (Republic of) 3.125% 2027	125	152
	Serbia (Republic of) 2.05% 2036	185	193
	South Korea (Republic of), Series 2209, 2.00% 2022	KRW560,000	473
	Spain (Kingdom of) 1.25% 2030	€ 480	586
	Spain (Kingdom of) 0.50% 2031	325	368
	Tunisia (Republic of) 6.75% 2023	150	143
	Ukraine 6.876% 2029[2]	$ 250	222
	United Kingdom 1.75% 2022	£ 280	383
	United Kingdom 0.125% 2024	375	502
	United Kingdom 1.00% 2024	1,120	1,529
	United Kingdom 2.75% 2024	50	71
	United Kingdom 0.375% 2030	730	943
	United Kingdom 4.75% 2030	285	513
	United Kingdom 4.25% 2032	230	412
	United Kingdom 0.875% 2033	380	505
	United Kingdom 3.25% 2044	250	473
	United Kingdom 0.625% 2050	95	113
	United Kingdom 1.25% 2051	114	158
	United Mexican States, Series M, 7.50% 2027	MXN13,000	637
	United Mexican States, Series M20, 8.50% 2029	11,500	595
	United Mexican States, Series M, 7.75% 2031	5,000	247
	United Mexican States, Series M, 8.00% 2047	4,000	194

			59,692

U.S. Treasury bonds & notes 10.88%
U.S. Treasury 10.81%	U.S. Treasury 0.125% 2022	$ 6,681	6,667
	U.S. Treasury 1.875% 2022	700	701
	U.S. Treasury 0.125% 2023	516	515
	U.S. Treasury 0.25% 2025	1,704	1,652

American Funds Insurance Series	159

Global Balanced Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 0.375% 2025	$ 8,572	$ 8,317
	U.S. Treasury 0.625% 2026	500	486
	U.S. Treasury 0.75% 2026	2,075	2,036
	U.S. Treasury 0.875% 2026	500	491
	U.S. Treasury 0.875% 2026	454	447
	U.S. Treasury 1.125% 2026	1,000	994
	U.S. Treasury 2.875% 2028	1,275	1,390
	U.S. Treasury 2.875% 2028	700	765
	U.S. Treasury 0.625% 2030	2,223	2,079
	U.S. Treasury 0.625% 2030	650	606
	U.S. Treasury 0.875% 2030[4]	11,507	10,944
	U.S. Treasury 1.25% 2031	575	562
	U.S. Treasury 1.625% 2031	375	380
	U.S. Treasury 1.875% 2041	1,145	1,134
	U.S. Treasury 2.25% 2041	525	552
	U.S. Treasury 2.875% 2046	400	474
	U.S. Treasury 1.25% 2050	140	119
	U.S. Treasury 1.375% 2050[4]	6,137	5,388
	U.S. Treasury 2.00% 2051	3,191	3,257
	U.S. Treasury 2.375% 2051	490	542

			50,498

U.S. Treasury inflation- protected securities 0.07%	U.S. Treasury Inflation-Protected Security 1.00% 2049[3]	231	328

	Total U.S. Treasury bonds & notes		50,826

Corporate bonds, notes & loans 4.39%
Financials 1.33%	ACE INA Holdings, Inc. 2.875% 2022	10	10
	ACE INA Holdings, Inc. 3.35% 2026	10	11
	ACE INA Holdings, Inc. 4.35% 2045	20	25
	Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[5]	€ 100	123
	Bank of America Corp. 0.976% 2025 (USD-SOFR + 0.69% on 4/22/2024)[5]	$ 200	198
	Bank of America Corp. 1.319% 2026 (USD-SOFR + 1.15% on 6/19/2025)[5]	500	495
	Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[5]	160	159
	Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[5]	236	252
	Bank of America Corp. 2.496% 2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[5]	20	20
	Citigroup, Inc. 0.981% 2025 (USD-SOFR + 0.669% on 5/1/2024)[5]	103	102
	Citigroup, Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[5]	175	184
	Citigroup, Inc. 1.462% 2027 (USD-SOFR + 0.67% on 6/9/2026)[5]	310	305
	Commonwealth Bank of Australia 2.688% 2031[2]	225	221
	Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[5]	130	131
	Goldman Sachs Group, Inc. 3.50% 2025	207	219
	Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[5]	130	131
	Goldman Sachs Group, Inc. 1.00% 2033[2]	€ 210	236
	Goldman Sachs Group, Inc. 4.017% 2038 (3-month USD-LIBOR + 1.373% on 10/31/2037)[5]	$ 78	89
	Groupe BPCE SA 0.64% 2022	¥100,000	870
	Groupe BPCE SA 5.70% 2023[2]	$ 200	215
	Groupe BPCE SA 1.00% 2025	€ 100	117
	HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[5]	$ 200	216
	JPMorgan Chase & Co. 3.25% 2022	28	29
	JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[5]	186	184
	JPMorgan Chase & Co. 4.493% 2031 (USD-SOFR + 3.79% on 3/24/2030)[5]	160	185
	Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[5]	200	194
	Morgan Stanley 3.125% 2026	110	117
	Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[5]	126	125
	Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[5]	72	74

160	American Funds Insurance Series

Global Balanced Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	New York Life Insurance Company 3.75% 2050[2]	$ 23	$ 26
	PNC Financial Services Group, Inc. 2.854% 2022[5]	100	102
	Royal Bank of Canada 1.20% 2026	175	172
	Skandinaviska Enskilda Banken AB 2.80% 2022	250	251
	Wells Fargo & Company 2.393% 2028 (USD-SOFR + 2.10% on 6/2/2027)[5]	400	407

			6,195

Utilities 0.88%	Alabama Power Co. 3.00% 2052	250	250
	Berkshire Hathaway Energy Company 3.70% 2030	25	28
	Berkshire Hathaway Energy Company 1.65% 2031	175	166
	CMS Energy Corp. 3.00% 2026	150	157
	Duke Energy Carolinas, LLC 3.05% 2023	280	287
	Duke Energy Progress, LLC 3.70% 2028	75	82
	Edison International 4.125% 2028	160	169
	Enel Finance International SA 3.50% 2028[2]	200	214
	Enersis Américas SA 4.00% 2026	35	37
	Exelon Corp. 3.40% 2026	150	160
	Exelon Corp., junior subordinated, 3.497% 2022[5]	25	25
	FirstEnergy Corp. 3.50% 2028[2]	35	37
	Florida Power & Light Company 2.875% 2051	120	122
	Interstate Power and Light Co. 2.30% 2030	50	50
	NextEra Energy Capital Holdings, Inc. 2.75% 2029	234	241
	NextEra Energy Capital Holdings, Inc. 2.25% 2030	478	476
	Niagara Mohawk Power Corp. 3.508% 2024[2]	85	89
	Pacific Gas and Electric Co. 2.95% 2026	25	25
	Pacific Gas and Electric Co. 2.10% 2027	100	97
	Pacific Gas and Electric Co. 3.00% 2028	140	141
	Pacific Gas and Electric Co. 4.65% 2028	114	124
	Pacific Gas and Electric Co. 4.55% 2030	31	34
	Pacific Gas and Electric Co. 2.50% 2031	600	572
	Pacific Gas and Electric Co. 3.25% 2031	50	50
	Pacific Gas and Electric Co. 3.50% 2050	137	127
	State Grid Overseas Investment, Ltd. 1.25% 2022	€ 100	115
	Xcel Energy, Inc. 3.35% 2026	$ 216	230

			4,105

Communication services 0.54%	AT&T, Inc. 2.75% 2031	375	383
	AT&T, Inc. 2.55% 2033	64	63
	Comcast Corp. 0% 2026	€ 100	113
	Comcast Corp. 0.25% 2029	100	111
	Deutsche Telekom International Finance BV 9.25% 2032	$ 45	72
	KT Corp. 0.22% 2022	¥100,000	869
	Orange SA 9.00% 2031[5]	$ 65	100
	T-Mobile US, Inc. 2.05% 2028	200	199
	Verizon Communications, Inc. 0.375% 2029	€ 140	157
	Verizon Communications, Inc. 2.55% 2031	$ 325	328
	Verizon Communications, Inc. 0.75% 2032	€ 100	111

			2,506

Energy 0.40%	Canadian Natural Resources, Ltd. 2.95% 2030	$ 161	163
	Enbridge, Inc. 4.25% 2026	70	77
	Enbridge, Inc. 3.70% 2027	45	48
	Enbridge, Inc. 3.40% 2051	39	40
	Energy Transfer Operating LP 5.00% 2050	136	157
	Halliburton Company 3.80% 2025	3	3
	Kinder Morgan, Inc. 3.60% 2051	120	121
	MPLX LP 2.65% 2030	75	75

American Funds Insurance Series	161

Global Balanced Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	MPLX LP 5.50% 2049	$ 215	$ 275
	Petróleos Mexicanos 7.19% 2024	MXN3,363	156
	Petróleos Mexicanos 7.47% 2026	5,330	237
	Qatar Petroleum 3.125% 2041[2]	$ 270	274
	SA Global Sukuk, Ltd. 2.694% 2031[2]	200	201
	Statoil ASA 3.70% 2024	50	53

			1,880

Consumer discretionary 0.30%	Amazon.com, Inc. 2.80% 2024	45	47
	Amazon.com, Inc. 1.20% 2027	50	50
	Amazon.com, Inc. 2.50% 2050	305	291
	Bayerische Motoren Werke AG 3.90% 2025[2]	70	75
	Bayerische Motoren Werke AG 4.15% 2030[2]	70	79
	General Motors Financial Co. 2.40% 2028	150	151
	Hyundai Capital America 3.25% 2022[2]	65	66
	Hyundai Capital America 1.50% 2026[2]	250	243
	Hyundai Capital America 2.375% 2027[2]	109	109
	Hyundai Capital Services, Inc. 3.75% 2023[2]	250	258
	Toyota Motor Credit Corp. 3.375% 2030	33	36

			1,405

Consumer staples 0.24%	Altria Group, Inc. 2.20% 2027	€ 270	328
	Anheuser-Busch InBev NV 4.00% 2028	$ 100	111
	Anheuser-Busch InBev NV 4.75% 2029	220	256
	British American Tobacco PLC 3.215% 2026	62	65
	British American Tobacco PLC 3.557% 2027	105	110
	British American Tobacco PLC 3.462% 2029	75	78
	Keurig Dr Pepper, Inc. 4.597% 2028	175	199

			1,147

Health care 0.24%	Aetna, Inc. 2.80% 2023	10	10
	Amgen, Inc. 1.90% 2025	40	41
	Amgen, Inc. 2.20% 2027	30	31
	AstraZeneca Finance LLC 2.25% 2031	9	9
	AstraZeneca PLC 3.50% 2023	150	156
	AstraZeneca PLC 3.00% 2051	36	38
	Becton, Dickinson and Company 3.734% 2024	10	11
	Becton, Dickinson and Company 3.70% 2027	43	47
	Becton, Dickinson and Company 2.823% 2030	28	29
	Cigna Corp. 4.125% 2025	80	87
	EMD Finance LLC 3.25% 2025[2]	250	263
	Medtronic, Inc. 3.50% 2025	31	33
	Stryker Corp. 0.75% 2029	€ 210	241
	Takeda Pharmaceutical Company, Ltd. 2.25% 2026	100	124

			1,120

Real estate 0.18%	American Campus Communities, Inc. 3.75% 2023	$ 100	103
	American Campus Communities, Inc. 4.125% 2024	90	96
	American Tower Corp. 0.875% 2029	€ 250	282
	Equinix, Inc. 2.15% 2030	$ 197	192
	Essex Portfolio LP 3.50% 2025	120	127
	Essex Portfolio LP 3.375% 2026	40	42

			842

162	American Funds Insurance Series

Global Balanced Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Information technology 0.14%	Broadcom, Inc. 3.15% 2025	$ 17	$ 18
	Broadcom, Inc. 4.15% 2030	70	78
	Broadcom, Inc. 3.419% 2033[2]	53	55
	Mastercard, Inc. 2.00% 2031	102	102
	Microsoft Corp. 2.40% 2026	187	196
	Oracle Corp. 2.65% 2026	216	222

			671

Industrials 0.12%	Canadian Pacific Railway, Ltd. 3.10% 2051	113	116
	Carrier Global Corp. 2.242% 2025	36	37
	Carrier Global Corp. 2.493% 2027	30	31
	CSX Corp. 3.80% 2050	6	7
	CSX Corp. 2.50% 2051	75	70
	Lima Metro Line 2 Finance, Ltd. 5.875% 2034[2]	100	115
	United Technologies Corp. 4.125% 2028	170	190

			566

Materials 0.02%	Vale Overseas, Ltd. 3.75% 2030	94	97

	Total corporate bonds, notes & loans		20,534

Mortgage-backed obligations 0.93%
Other mortgage-backed securities 0.71%	Nordea Kredit 0.50% 2040[6]	DKr1,717	250
	Nykredit Realkredit AS, Series 01E, 1.50% 2037[6]	576	91
	Nykredit Realkredit AS, Series 01E, 0.50% 2040[6]	7,659	1,113
	Nykredit Realkredit AS, Series 01E, 1.50% 2040[6]	1,460	229
	Nykredit Realkredit AS, Series 01E, 0.50% 2043[6]	8,365	1,202
	Nykredit Realkredit AS, Series 01E, 0.50% 2050[6]	1,417	199
	Nykredit Realkredit AS, Series 01E, 1.00% 2053[6]	890	128
	Nykredit Realkredit AS, Series CCE, 1.00% 2050[6]	610	89
	Realkredit Danmark AS 1.00% 2053[6]	200	29

			3,330

Federal agency mortgage- backed obligations 0.22%	Government National Mortgage Assn. Pool #MA5986 4.00% 2049[6]	$ 7	8
	Uniform Mortgage-Backed Security 2.50% 2052[6,7]	713	724
	Uniform Mortgage-Backed Security 2.50% 2052[6,7]	277	282

			1,014

	Total mortgage-backed obligations		4,344

Municipals 0.04%
Ohio 0.02%	Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048	100	102

Texas 0.02%	Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	80	81

	Total municipals		183

Asset-backed obligations 0.02%
	OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[2,6,8]	77	76

	Total bonds, notes & other debt instruments (cost: $136,946,000)		135,655

American Funds Insurance Series	163

Global Balanced Fund  (continued)

Short-term securities 7.44%	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Commercial paper 5.13%
Canadian Imperial Bank of Commerce 1/14/2022[2]	0.125%	$ 5,000	$ 5,000
LVMH Moët Hennessy-Louis Vuitton SE 2/15/2022[2]	0.098	5,000	4,999
NRW.Bank 1/20/2022[2]	0.053	4,000	4,000
Toronto-Dominion Bank 1/24/2022[2]	0.058	10,000	9,999

			23,998

U.S. Treasury bills 1.93%
U.S. Treasury 4/21/2022	0.047	9,000	8,998

		Shares

Money market investments 0.24%
Capital Group Central Cash Fund 0.09%[9,10]		11,268	1,127

		Principal amount (000)

Bills & notes of governments & government agencies outside the U.S. 0.14%
Egyptian Treasury 1/4/2022	12.011	EGP1,700	108
Egyptian Treasury 4/19/2022	11.506	3,000	185
Egyptian Treasury 4/26/2022	11.484	6,100	375

			668

Total short-term securities (cost: $34,790,000)			34,791

Total investment securities 100.06% (cost: $348,927,000)			467,660
Other assets less liabilities (0.06)%			(284)

Net assets 100.00%			$467,376

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
90 Day Euro Dollar Futures	Long	31	December 2022	$ 7,669	$(15)
5 Year U.S. Treasury Note Futures	Short	51	March 2022	(6,170)	(2)
10 Year Italy Government Bond Futures	Short	9	March 2022	(1,506)	26
10 Year Euro-Bund Futures	Short	22	March 2022	(4,292)	81
10 Year U.S. Treasury Note Futures	Short	2	March 2022	(261)	(3)
10 Year Ultra U.S. Treasury Note Futures	Short	14	March 2022	(2,050)	(28)
20 Year U.S. Treasury Bond Futures	Long	2	March 2022	321	3
30 Year Ultra U.S. Treasury Bond Futures	Long	5	March 2022	985	19
					$ 81

164	American Funds Insurance Series

Global Balanced Fund  (continued)

Forward currency contracts

						Unrealized (depreciation) appreciation
Contract amount
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2021 (000)

CAD	110	USD	87	UBS AG	1/6/2022	$ – [11]
EUR	1,016	USD	1,158	Citibank	1/6/2022	– [11]
USD	43	JPY	4,930	Goldman Sachs	1/6/2022	– [11]
USD	486	GBP	360	Citibank	1/6/2022	(1)
SEK	1,830	USD	206	Bank of America	1/7/2022	(4)
KRW	947,000	USD	806	Citibank	1/7/2022	(9)
GBP	390	USD	520	Goldman Sachs	1/10/2022	8
USD	100	AUD	140	Goldman Sachs	1/10/2022	(2)
USD	414	INR	31,100	HSBC Bank	1/10/2022	(3)
EUR	114	PLN	540	Citibank	1/10/2022	(4)
USD	583	BRL	3,300	Standard Chartered Bank	1/10/2022	(9)
USD	249	MXN	5,320	Goldman Sachs	1/10/2022	(11)
USD	383	MXN	8,260	Goldman Sachs	1/10/2022	(20)
CAD	10	USD	8	HSBC Bank	1/11/2022	– [11]
EUR	214	DKK	1,592	Goldman Sachs	1/11/2022	– [11]
USD	113	AUD	160	Standard Chartered Bank	1/11/2022	(4)
USD	570	CAD	730	Citibank	1/11/2022	(7)
CZK	11,700	EUR	459	Citibank	1/13/2022	12
GBP	200	EUR	233	Standard Chartered Bank	1/13/2022	5
USD	600	ILS	1,860	Goldman Sachs	1/13/2022	2
CNH	1,300	USD	203	Barclays Bank PLC	1/13/2022	1
EUR	1,766	DKK	13,140	Goldman Sachs	1/13/2022	(1)
USD	139	NZD	204	Morgan Stanley	1/13/2022	(1)
EUR	544	CZK	13,860	Citibank	1/13/2022	(14)
USD	520	CZK	11,700	JPMorgan Chase	1/13/2022	(14)
USD	561	MXN	11,865	Citibank	1/13/2022	(17)
JPY	156,380	USD	1,379	Bank of New York Mellon	1/13/2022	(19)
KRW	1,421,430	USD	1,202	Citibank	1/14/2022	(7)
JPY	7,400	USD	65	Goldman Sachs	1/18/2022	(1)
JPY	56,270	USD	495	Bank of New York Mellon	1/18/2022	(6)
JPY	73,800	USD	651	UBS AG	1/18/2022	(9)
JPY	100,700	USD	902	Goldman Sachs	1/18/2022	(26)
MYR	1,100	USD	262	HSBC Bank	1/19/2022	2
USD	988	MYR	4,170	HSBC Bank	1/19/2022	(13)
USD	1,252	JPY	142,600	Morgan Stanley	1/20/2022	12
AUD	340	USD	245	Standard Chartered Bank	1/20/2022	3
USD	238	JPY	27,300	HSBC Bank	1/20/2022	1
USD	500	JPY	57,400	Goldman Sachs	1/20/2022	1
NOK	2,145	EUR	214	UBS AG	1/20/2022	(1)
USD	589	EUR	520	Morgan Stanley	1/20/2022	(4)
EUR	309	NOK	3,150	Morgan Stanley	1/20/2022	(5)
JPY	101,800	USD	895	Bank of New York Mellon	1/20/2022	(9)
JPY	136,530	USD	1,204	HSBC Bank	1/20/2022	(17)
USD	252	COP	987,300	Goldman Sachs	2/14/2022	10
JPY	45,590	USD	404	Morgan Stanley	2/14/2022	(8)
						$(189)

American Funds Insurance Series	165

Global Balanced Fund  (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay				Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional (000)	12/31/2021 (000)	paid (000)	at 12/31/2021 (000)

1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZ$375	$ (3)	$–	$ (3)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	3,197	(28)	–	(28)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023	1,178	(10)	–	(10)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023	2,945	(25)	–	(25)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023	486	(4)	–	(4)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023	486	(4)	–	(4)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023	533	(4)	–	(4)
3-month USD-LIBOR	Quarterly	0.3302%	Semi-annual	9/21/2023	$ 643	5	–	5
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023	NZ$1,001	(7)	–	(7)
3-month USD-LIBOR	Quarterly	0.3792%	Semi-annual	9/28/2023	$ 697	5	–	5
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023	NZ$1,000	(7)	–	(7)
3-month USD-LIBOR	Quarterly	0.3842%	Semi-annual	9/29/2023	$ 697	5	–	5
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023	NZ$1,019	(7)	–	(7)
3-month USD-LIBOR	Quarterly	0.3975%	Semi-annual	9/30/2023	$ 708	5	–	5
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023	NZ$1,024	(8)	–	(8)
3-month USD-LIBOR	Quarterly	0.4557%	Semi-annual	10/14/2023	$ 697	5	–	5
3-month USD-LIBOR	Quarterly	0.4562%	Semi-annual	10/14/2023	697	5	–	5
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	NZ$904	(6)	–	(6)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	1,031	(7)	–	(7)
3-month USD-LIBOR	Quarterly	0.4692%	Semi-annual	10/15/2023	$ 697	5	–	5
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023	NZ$1,029	(6)	–	(6)
3-month USD-LIBOR	Quarterly	0.4917%	Semi-annual	10/18/2023	$ 699	4	–	4
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023	NZ$1,029	(6)	–	(6)
3-month USD-LIBOR	Quarterly	0.4997%	Semi-annual	10/19/2023	$ 894	5	–	5
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023	NZ$1,144	(6)	–	(6)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	1,463	3	–	3
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	1,463	3	–	3
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023	123	– [11]	–	– [11]
0.3653%	Semi-annual	3-month USD-LIBOR	Quarterly	3/5/2024	$1,230	(16)	–	(16)
6.14%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026	MXN2,600	(6)	–	(6)
6.115%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026	2,600	(6)	–	(6)
6.12%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026	4,000	(10)	–	(10)
6.13%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026	9,200	(22)	–	(22)
6.16%	28-Day	28-day MXN-TIIE	28-Day	6/9/2026	5,200	(12)	–	(12)
6.15%	28-Day	28-day MXN-TIIE	28-Day	6/9/2026	5,300	(13)	–	(13)
6.195%	28-Day	28-day MXN-TIIE	28-Day	6/10/2026	2,700	(6)	–	(6)
6.23%	28-Day	28-day MXN-TIIE	28-Day	6/10/2026	2,700	(6)	–	(6)
6.36%	28-Day	28-day MXN-TIIE	28-Day	6/12/2026	2,300	(5)	–	(5)
6.59%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026	2,000	(3)	–	(3)
6.585%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026	2,600	(4)	–	(4)
6.64%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026	3,200	(5)	–	(5)
6.633%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026	8,900	(13)	–	(13)
6.6175%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026	8,600	(13)	–	(13)
6.58%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026	11,300	(18)	–	(18)
7.235%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026	900	– [11]	–	– [11]
7.22%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026	900	– [11]	–	– [11]
7.20%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026	1,840	(1)	–	(1)
7.205%	28-Day	28-day MXN-TIIE	28-Day	10/7/2026	2,060	(1)	–	(1)
7.66%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026	6,100	3	–	3
7.64%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026	6,000	3	–	3
7.62%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026	3,701	1	–	1
7.59%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026	2,500	1	–	1

166	American Funds Insurance Series

Global Balanced Fund  (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay					Upfront	Unrealized (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional (000)	Value at 12/31/2021 (000)	premium paid (000)	appreciation at 12/31/2021 (000)
7.52%	28-Day	28-day MXN-TIIE	28-Day	10/30/2026	MXN7,639	$ 1	$–	$ 1
3-month USD-LIBOR	Quarterly	1.4822%	Semi-annual	3/5/2031	$ 450	2	–	2
							$–	$(237)

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium received (000)	Unrealized depreciation at 12/31/2021 (000)
CDX.NA.IG.37	1.00%	Quarterly	12/20/2026	$1,410	$(34)	$(33)	$(1)
ITRAX.EUR.IG.36	1.00%	Quarterly	12/20/2026	1,270	(37)	(36)	(1)
						$(69)	$(2)

Investments in affiliates[10]

	Value of			Net	Net	Value of
	affiliate at			realized	unrealized	affiliate at	Dividend
	1/1/2021	Additions	Reductions	gain	depreciation	12/31/2021	income

	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Short-term securities 0.24%
Money market investments 0.24%
Capital Group Central Cash Fund 0.09%[9]	$24,329	$138,399	$161,601	$2	$(2)	$1,127	$20

[1]Security did not produce income during the last 12 months.

[2]Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $28,614,000, which represented 6.12% of the net assets of the fund.

[3]Index-linked bond whose principal amount moves with a government price index.
[4]All or a portion of this security was pledged as collateral. The total value of pledged collateral was $548,000, which represented .12% of the net assets of the fund.
[5]Step bond; coupon rate may change at a later date.
[6]Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]Purchased on a TBA basis.

[8]Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[9]Rate represents the seven-day yield at 12/31/2021.
[10]Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[11]Amount less than one thousand.

American Funds Insurance Series	167

Global Balanced Fund  (continued)

Key to abbreviations and symbols
ADR = American Depositary Receipts	INR = Indian rupees
AUD/A$ = Australian dollars	JPY/¥ = Japanese yen
BBR = Bank Base Rate	KRW = South Korean won
BRL = Brazilian reais	MXN = Mexican pesos
CAD = Canadian dollars	MYR = Malaysian ringgits
CNH/CNY = Chinese yuan renminbi	NOK/NKr = Norwegian kroner
COP = Colombian pesos	NZD = New Zealand dollars
CZK = Czech korunas	PLN = Polish zloty
DKK/DKr = Danish kroner	Ref. = Refunding
EGP = Egyptian pounds	Rev. = Revenue
EUR/€ = Euros	RUB = Russian rubles
EURIBOR = Euro Interbank Offered Rate	SEK = Swedish kronor
FRA = Forward Rate Agreement	SOFR = Secured Overnight Financing Rate
GBP/£ = British pounds	TBA = To-be-announced
IDR = Indonesian rupiah	TIIE = Equilibrium Interbank Interest Rate
ILS = Israeli shekels	USD/$ = U.S. dollars

See notes to financial statements.

168	American Funds Insurance Series

The Bond Fund of America

(formerly Bond Fund)

Investment portfolio December 31, 2021

Bonds, notes & other debt instruments 97.12%		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes 44.09%
U.S. Treasury 32.45%	U.S. Treasury 0.125% 2023	$ 39,035	$ 38,805
	U.S. Treasury 0.125% 2023	28,515	28,272
	U.S. Treasury 0.25% 2023	10,969	10,893
	U.S. Treasury 0.25% 2024	250,000	247,108
	U.S. Treasury 0.25% 2024	155,500	153,253
	U.S. Treasury 0.375% 2024[1]	654,655	648,190
	U.S. Treasury 0.375% 2024	77,000	76,058
	U.S. Treasury 0.375% 2024	47,205	46,548
	U.S. Treasury 0.375% 2024	26,455	26,111
	U.S. Treasury 2.125% 2024	72,100	74,490
	U.S. Treasury 2.125% 2024[1]	72,100	74,417
	U.S. Treasury 0.375% 2025	200,000	193,932
	U.S. Treasury 2.875% 2025[1]	96,200	102,271
	U.S. Treasury 2.875% 2025	72,100	76,395
	U.S. Treasury 0.375% 2026	40,000	38,722
	U.S. Treasury 0.75% 2026	121,805	119,444
	U.S. Treasury 0.75% 2026	78,035	76,470
	U.S. Treasury 0.75% 2026	26,766	26,179
	U.S. Treasury 1.25% 2026	4,880	4,880
	U.S. Treasury 1.375% 2026[1]	75,000	75,490
	U.S. Treasury 0.50% 2027	165,625	158,930
	U.S. Treasury 0.50% 2027	136,920	130,717
	U.S. Treasury 2.25% 2027[1]	120,200	126,271
	U.S. Treasury 2.25% 2027[1]	72,100	75,580
	U.S. Treasury 6.125% 2027	24,000	30,504
	U.S. Treasury 1.25% 2028	79,480	78,735
	U.S. Treasury 2.875% 2028	72,100	78,778
	U.S. Treasury 1.375% 2031	301,095	297,352
	U.S. Treasury 1.625% 2031	1,630	1,651
	U.S. Treasury 1.125% 2040	124,213	108,948
	U.S. Treasury 1.375% 2040	40,000	36,456
	U.S. Treasury 1.75% 2041	16,261	15,763
	U.S. Treasury 1.875% 2041	79,700	78,902
	U.S. Treasury 3.00% 2049[1]	150,000	184,727
	U.S. Treasury 1.25% 2050	21,285	18,108
	U.S. Treasury 1.375% 2050	32,062	28,147
	U.S. Treasury 1.875% 2051	37,365	37,112
	U.S. Treasury 2.00% 2051[1]	619,330	632,147
	U.S. Treasury 2.375% 2051[1]	20,208	22,358

			4,279,114

U.S. Treasury inflation-protected securities 11.64%	U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	55,972	57,393
	U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	54,276	55,110
	U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	194,903	201,468
	U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	13,212	13,905
	U.S. Treasury Inflation-Protected Security 0.625% 2023[2]	79,739	83,428
	U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	192,200	205,089
	U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	93,313	99,737
	U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	56,274	59,963
	U.S. Treasury Inflation-Protected Security 0.125% 2025[2]	13,215	14,260
	U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	26,179	28,066
	U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	92,614	100,778
	U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	169,481	184,450
	U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	117,580	126,957
	U.S. Treasury Inflation-Protected Security 0.375% 2027[1,2]	79,671	88,614
	U.S. Treasury Inflation-Protected Security 0.50% 2028[1,2]	84,076	94,248

American Funds Insurance Series	169

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)	U.S. Treasury Inflation-Protected Security 0.125% 2031[2]	$73,312	$ 82,410
	U.S. Treasury Inflation-Protected Security 0.125% 2031[2]	18,754	20,999
	U.S. Treasury Inflation-Protected Security 0.125% 2051[2]	15,704	18,599

			1,535,474

	Total U.S. Treasury bonds & notes		5,814,588

Corporate bonds, notes & loans 32.85%
Financials 7.91%	ACE INA Holdings, Inc. 2.875% 2022	3,625	3,681
	ACE INA Holdings, Inc. 3.35% 2026	2,025	2,173
	ACE INA Holdings, Inc. 4.35% 2045	2,220	2,752
	AerCap Holdings NV 6.50% 2025	1,798	2,056
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.15% 2023	3,130	3,118
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.65% 2024	5,996	5,988
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026	10,289	10,379
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.00% 2028	12,359	12,543
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032	12,595	12,842
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.40% 2033	5,120	5,219
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.85% 2041	1,254	1,309
	Ally Financial, Inc. 5.125% 2024	1,500	1,640
	Ally Financial, Inc. 8.00% 2031	8,479	11,668
	Ally Financial, Inc. 8.00% 2031	7,070	10,020
	American International Group, Inc. 4.20% 2028	9,875	11,025
	Arthur J. Gallagher & Co. 3.50% 2051	1,073	1,136
	ASB Bank, Ltd. 2.375% 2031[3]	1,575	1,567
	Banco Santander, SA 1.722% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[4]	1,400	1,375
	Bank of America Corp. 1.53% 2025 (USD-SOFR + 0.65% on 12/6/2024)[4]	6,200	6,214
	Bank of America Corp. 1.658% 2027 (USD-SOFR + 0.91% on 3/11/2026)[4]	981	975
	Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[4]	7,989	7,935
	Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[4]	10,129	10,821
	Bank of America Corp. 2.087% 2029 (USD-SOFR + 1.06% on 6/14/2028)[4]	682	678
	Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[4]	21,177	20,299
	Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[4]	49,520	48,742
	Bank of America Corp. 2.572% 2032 (USD-SOFR + 1.21% on 10/20/2031)[4]	2,226	2,238
	Bank of America Corp. 2.687% 2032 (USD-SOFR + 1.32% on 4/22/2031)[4]	10,318	10,482
	Bank of China, Ltd. (Hong Kong Branch) 3.875% 2025	236	254
	Bank of China, Ltd. (Hong Kong Branch) 4.00% 2028	200	221
	Bank of Nova Scotia 1.35% 2026	3,345	3,309
	Berkshire Hathaway Finance Corp. 4.20% 2048	8,720	10,607
	BNP Paribas 3.80% 2024[3]	18,775	19,703
	BNP Paribas 2.819% 2025 (3-month USD-LIBOR + 1.111% on 11/19/2024)[3,4]	2,875	2,961
	BNP Paribas 3.375% 2025[3]	6,425	6,750
	BNP Paribas 2.219% 2026 (USD-SOFR + 2.074% on 6/9/2025)[3,4]	12,000	12,122
	BNP Paribas 1.323% 2027 (USD-SOFR + 1.004% on 1/13/2026)[3,4]	8,425	8,203
	BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[3,4]	3,375	3,311
	BNP Paribas 2.871% 2032 (USD-SOFR + 1.387% on 4/19/2031)[3,4]	3,475	3,527
	Capital One Financial Corp. 1.343% 2024 (USD-SOFR + 0.69% on 12/6/2023)[4]	6,200	6,240
	China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 2031	1,126	1,081
	CIT Group, Inc. 3.929% 2024 (USD-SOFR + 3.827% on 6/19/2023)[4]	5,410	5,591
	CIT Group, Inc. 4.75% 2024	2,066	2,187
	Citigroup, Inc. 4.60% 2026	1,800	1,987
	Citigroup, Inc. 1.462% 2027 (USD-SOFR + 0.67% on 6/9/2026)[4]	8,740	8,595
	Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[3,4]	4,450	4,462
	Crédit Agricole SA 1.247% 2027 (USD-SOFR + 0.892% on 1/26/2026)[3,4]	3,400	3,310
	Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[3,4]	12,000	12,196
	Credit Suisse Group AG 3.80% 2023	12,925	13,396
	Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[3,4]	500	520

170	American Funds Insurance Series

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Credit Suisse Group AG 2.593% 2025 (USD-SOFR + 1.56% on 9/11/2024)[3,4]	$ 850	$ 869
	Credit Suisse Group AG 2.193% 2026 (USD-SOFR + 2.044% on 6/5/2025)[3,4]	5,750	5,787
	Credit Suisse Group AG 1.305% 2027 (USD-SOFR + 0.98% on 2/2/2026)[3,4]	10,950	10,590
	Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[3,4]	3,096	3,418
	Credit Suisse Group AG 3.091% 2032 (USD-SOFR + 1.73% on 5/14/2031)[3,4]	7,369	7,506
	Danske Bank AS 1.549% 2027 (UST Yield Curve Rate T Note Constant Maturity 1-year + 0.73% on 9/10/2026)[3,4]	2,990	2,923
	Deutsche Bank AG 3.30% 2022	2,695	2,751
	Deutsche Bank AG 5.00% 2022	2,675	2,687
	Deutsche Bank AG 3.95% 2023	6,350	6,550
	Deutsche Bank AG 0.898% 2024	2,500	2,479
	Deutsche Bank AG 2.222% 2024 (USD-SOFR + 2.159% on 9/18/2023)[4]	10,475	10,614
	Deutsche Bank AG 3.70% 2024	7,700	8,095
	Deutsche Bank AG 3.961% 2025 (USD-SOFR + 2.581% on 11/26/2024)[4]	8,586	9,073
	Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[4]	42,264	42,211
	Deutsche Bank AG 4.10% 2026	8,162	8,723
	Deutsche Bank AG 2.311% 2027 (USD-SOFR + 1.219% on 11/16/2026)[4]	3,825	3,826
	Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[4]	2,900	3,056
	Deutsche Bank AG 3.035% 2032 (USD-SOFR + 1.718% on 5/28/2031)[4]	2,100	2,118
	Deutsche Bank AG 3.729% 2032 (USD-SOFR + 2.757% on 1/14/2031)[4]	4,000	4,094
	DNB Bank ASA 1.535% 2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[3,4]	1,200	1,184
	Goldman Sachs Group, Inc. 5.75% 2022	4,800	4,815
	Goldman Sachs Group, Inc. 1.217% 2023	6,030	6,047
	Goldman Sachs Group, Inc. 1.431% 2027 (USD-SOFR + 0.795% on 3/9/2026)[4]	3,030	2,970
	Goldman Sachs Group, Inc. 1.542% 2027 (USD-SOFR + 0.818% on 9/10/2026)[4]	13,275	13,014
	Goldman Sachs Group, Inc. 1.948% 2027 (USD-SOFR + 0.913% on 10/21/2026)[4]	15,695	15,633
	Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[4]	9,600	10,451
	Goldman Sachs Group, Inc. 2.383% 2032 (USD-SOFR + 1.248% on 7/21/2031)[4]	19,697	19,410
	Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[4]	7,605	7,668
	Goldman Sachs Group, Inc. 2.65% 2032 (USD-SOFR + 1.264% on 10/21/2031)[4]	6,075	6,119
	Goldman Sachs Group, Inc. 2.908% 2042 (USD-SOFR + 1.40% on 7/21/2041)[4]	3,160	3,148
	Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds (3-month USD-LIBOR + 3.834% on 11/10/2026)[4]	1,750	1,910
	Groupe BPCE SA 2.75% 2023[3]	6,875	7,019
	Groupe BPCE SA 5.70% 2023[3]	28,166	30,291
	Groupe BPCE SA 5.15% 2024[3]	5,481	5,939
	Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[3,4]	6,350	6,268
	Hartford Financial Services Group, Inc. 2.90% 2051	713	704
	HSBC Holdings PLC 2.251% 2027 (USD-SOFR + 1.10% on 11/22/2026)[4]	5,270	5,284
	HSBC Holdings PLC 2.206% 2029 (USD-SOFR + 1.285% on 8/17/2028)[4]	2,628	2,579
	HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[4]	9,525	10,679
	HSBC Holdings PLC 2.804% 2032 (USD-SOFR + 1.187% on 5/24/2031)[4]	6,490	6,517
	Huarong Finance 2017 Co., Ltd. 4.25% 2027	6,335	6,417
	Huarong Finance 2017 Co., Ltd. 4.75% 2027	669	692
	Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 1.295% 2023[5]	2,000	1,960
	Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 1.43% 2025[5]	397	379
	Huarong Finance II Co., Ltd. 5.00% 2025	480	500
	Huarong Finance II Co., Ltd. 5.50% 2025	6,669	7,011
	Huarong Finance II Co., Ltd. 4.625% 2026	200	207
	Huarong Finance II Co., Ltd. 4.875% 2026	2,106	2,188
	Intesa Sanpaolo SpA 3.375% 2023[3]	10,035	10,256
	Intesa Sanpaolo SpA 3.25% 2024[3]	770	802
	Intesa Sanpaolo SpA 5.017% 2024[3]	68,143	73,061
	Intesa Sanpaolo SpA 5.71% 2026[3]	15,400	17,049
	Intesa Sanpaolo SpA 3.875% 2027[3]	6,250	6,635
	Intesa Sanpaolo SpA 3.875% 2028[3]	1,986	2,103
	Iron Mountain Information Management Services, Inc. 5.00% 2032[3]	2,060	2,112

American Funds Insurance Series	171

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	JPMorgan Chase & Co. 0.969% 2025 (USD-SOFR + 0.58% on 6/23/2024)[4]	$ 5,870	$ 5,816
	JPMorgan Chase & Co. 1.561% 2025 (USD-SOFR + 0.605% on 12/10/2024)[4]	14,395	14,418
	JPMorgan Chase & Co. 1.47% 2027 (USD-SOFR + 0.765% on 9/22/2026)[4]	5,965	5,850
	JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[4]	1,832	1,811
	JPMorgan Chase & Co. 2.069% 2029 (USD-SOFR + 1.015% on 6/1/2028)[4]	2,453	2,434
	JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[4]	9,600	10,292
	JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[4]	11,980	13,412
	JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[4]	1,766	1,787
	JPMorgan Chase & Co. 2.545% 2032 (USD-SOFR + 1.18% on 11/8/2031)[4]	7,826	7,879
	JPMorgan Chase & Co. 2.58% 2032 (USD-SOFR + 1.25% on 4/22/2031)[4]	4,802	4,869
	Lloyds Banking Group PLC 2.438% 2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[4]	2,675	2,729
	Lloyds Banking Group PLC 4.375% 2028	8,825	9,908
	Marsh & McLennan Companies, Inc. 2.375% 2031	367	371
	Marsh & McLennan Companies, Inc. 2.90% 2051	505	505
	MetLife Capital Trust IV, junior subordinated, 7.875% 2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[3,4]	1,405	1,921
	MetLife, Inc. 3.60% 2025	3,490	3,767
	Mitsubishi UFJ Financial Group, Inc. 0.962% 2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[4]	2,960	2,921
	Mitsubishi UFJ Financial Group, Inc. 1.538% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[4]	6,200	6,093
	Mitsubishi UFJ Financial Group, Inc. 1.64% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[4]	2,225	2,197
	Mizuho Financial Group, Inc. 1.554% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[4]	4,615	4,543
	Morgan Stanley 0.791% 2025 (USD-SOFR + 0.509% on 1/22/2024)[4]	3,065	3,035
	Morgan Stanley 1.164% 2025 (USD-SOFR + 0.56% on 10/21/2024)[4]	3,083	3,061
	Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)[4]	2,300	2,372
	Morgan Stanley 1.512% 2027 (USD-SOFR + 0.858% on 7/20/2026)[4]	10,488	10,327
	Morgan Stanley 2.239% 2032 (USD-SOFR + 1.178% on 7/21/2031)[4]	33,694	32,991
	Morgan Stanley 2.511% 2032 (USD-SOFR + 1.20% on 10/20/2031)[4]	3,951	3,952
	MSCI, Inc. 3.25% 2033[3]	2,750	2,785
	Navient Corp. 6.75% 2025	425	468
	OneMain Holdings, Inc. 7.125% 2026	250	285
	PNC Financial Services Group, Inc. 2.854% 2022[4]	5,850	5,961
	PNC Funding Corp. 3.30% 2022	8,700	8,724
	Rede D’Or Finance SARL 4.50% 2030[3]	1,572	1,533
	Santander Holdings USA, Inc. 3.50% 2024	8,325	8,682
	SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[4]	1,530	1,577
	Synchrony Financial 2.85% 2022	5,400	5,456
	Synchrony Financial 4.375% 2024	3,640	3,842
	Synchrony Financial 2.875% 2031	1,730	1,728
	Toronto-Dominion Bank 2.00% 2031	3,510	3,464
	Travelers Companies, Inc. 2.55% 2050	768	732
	UBS Group AG 1.49% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[3,4]	4,000	3,904
	UniCredit SpA 3.75% 2022[3]	2,545	2,564
	UniCredit SpA 6.572% 2022[3]	11,295	11,312
	UniCredit SpA 4.625% 2027[3]	1,395	1,530
	UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[3,4]	16,130	17,708
	Vigorous Champion International, Ltd. 4.25% 2029	462	488
	Wells Fargo & Company 2.406% 2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[4]	20,480	21,005
	Westpac Banking Corp. 1.953% 2028	4,305	4,291

			1,043,099

172	American Funds Insurance Series

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities 4.54%	Abu Dhabi National Energy Company PJSC (TAQA) 4.375% 2025[3]	$10,500	$11,432
	AEP Texas, Inc. 3.45% 2051	1,475	1,489
	Alabama Power Co. 3.00% 2052	3,880	3,880
	Alfa Desarrollo SpA 4.55% 2051[3]	1,005	994
	Ameren Corp. 4.50% 2049	2,875	3,670
	Berkshire Hathaway Energy Company 4.50% 2045	5,895	7,155
	Comisión Federal de Electricidad 3.348% 2031[3]	6,000	5,894
	Comisión Federal de Electricidad 3.875% 2033[3]	1,340	1,319
	Comisión Federal de Electricidad 4.677% 2051[3]	6,050	5,704
	Connecticut Light and Power Co. 2.05% 2031	1,775	1,751
	Consumers Energy Co. 4.05% 2048	8,270	9,890
	Consumers Energy Co. 3.75% 2050	5,625	6,476
	Dominion Energy, Inc. 2.25% 2031	3,925	3,837
	Duke Energy Corp. 3.75% 2024	3,826	4,020
	Duke Energy Florida, LLC 3.40% 2046	5,669	5,996
	Duke Energy Florida, LLC 3.00% 2051	711	718
	Duke Energy Progress, LLC 3.70% 2028	3,750	4,113
	Duke Energy Progress, LLC 2.00% 2031	1,775	1,736
	Duke Energy Progress, LLC 2.50% 2050	644	597
	Edison International 3.125% 2022	2,900	2,946
	Edison International 3.55% 2024	6,850	7,169
	Edison International 4.95% 2025	175	190
	Edison International 5.75% 2027	3,181	3,629
	Edison International 4.125% 2028	3,644	3,849
	Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[4]	€ 7,600	8,700
	Emera US Finance LP 0.833% 2024	$ 600	589
	Emera US Finance LP 2.639% 2031	4,400	4,330
	Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[4]	1,425	1,644
	Enel Società per Azioni 8.75% 2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[3,4]	1,000	1,116
	ENN Clean Energy International Investment, Ltd. 3.375% 2026[3]	1,310	1,304
	Entergy Louisiana, LLC 4.20% 2048	6,325	7,542
	Eversource Energy 2.75% 2022	527	528
	Eversource Energy 3.80% 2023	5,000	5,251
	FirstEnergy Corp. 1.60% 2026	20,066	19,414
	FirstEnergy Corp. 3.50% 2028[3]	2,400	2,560
	FirstEnergy Corp. 4.10% 2028[3]	425	467
	FirstEnergy Corp. 2.25% 2030	13,707	13,215
	FirstEnergy Corp. 2.65% 2030	12,524	12,399
	FirstEnergy Corp., Series A, 3.35% 2022[4]	13,398	13,456
	FirstEnergy Corp., Series B, 4.40% 2027 (4.15% on 1/15/2022)[4]	12,178	13,126
	FirstEnergy Transmission LLC 2.866% 2028[3]	4,000	4,010
	Florida Power & Light Company 2.875% 2051	6,900	7,016
	Georgia Power Co. 3.70% 2050	275	293
	Interchile SA 4.50% 2056[3]	465	495
	Israel Electric Corp., Ltd. 4.25% 2028[3]	5,870	6,461
	Jersey Central Power & Light Co. 2.75% 2032[3]	525	533
	MidAmerican Energy Holdings Co. 2.70% 2052	1,053	1,025
	Mississippi Power Co. 4.25% 2042	5,020	5,774
	Monongahela Power Co. 3.55% 2027[3]	1,700	1,819
	NextEra Energy Capital Holdings, Inc. 1.875% 2027	3,000	3,020
	NextEra Energy Capital Holdings, Inc. 1.90% 2028	3,575	3,540
	NextEra Energy Capital Holdings, Inc. 2.44% 2032	5,875	5,893
	Oncor Electric Delivery Company, LLC 2.70% 2051[3]	300	289
	Pacific Gas and Electric Co. 1.75% 2022	13,000	13,000
	Pacific Gas and Electric Co. 1.367% 2023	11,550	11,481
	Pacific Gas and Electric Co. 3.25% 2023	5,615	5,721
	Pacific Gas and Electric Co. 3.40% 2024	2,000	2,070

American Funds Insurance Series	173

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	Pacific Gas and Electric Co. 2.95% 2026	$10,850	$ 11,046
	Pacific Gas and Electric Co. 3.15% 2026	27,543	28,180
	Pacific Gas and Electric Co. 3.30% 2027	12,289	12,500
	Pacific Gas and Electric Co. 3.30% 2027	5,850	5,957
	Pacific Gas and Electric Co. 3.75% 2028	13,075	13,608
	Pacific Gas and Electric Co. 4.65% 2028	7,900	8,624
	Pacific Gas and Electric Co. 4.55% 2030	35,299	38,201
	Pacific Gas and Electric Co. 2.50% 2031	19,695	18,784
	Pacific Gas and Electric Co. 3.25% 2031	1,300	1,306
	Pacific Gas and Electric Co. 3.30% 2040	8,898	8,266
	Pacific Gas and Electric Co. 3.75% 2042	9,466	8,851
	Pacific Gas and Electric Co. 4.75% 2044	336	349
	Pacific Gas and Electric Co. 3.50% 2050	6,836	6,350
	Public Service Electric and Gas Co. 3.20% 2029	6,000	6,458
	Public Service Electric and Gas Co. 1.90% 2031	775	755
	Puget Energy, Inc. 5.625% 2022	8,004	8,114
	Puget Energy, Inc. 3.65% 2025	300	317
	San Diego Gas & Electric Co. 3.32% 2050	748	790
	San Diego Gas & Electric Co. 2.95% 2051	6,804	6,865
	Southern California Edison Co. 2.85% 2029	8,200	8,491
	Southern California Edison Co. 4.20% 2029	11,000	12,278
	Southern California Edison Co. 2.50% 2031	5,149	5,174
	Southern California Edison Co. 5.35% 2035	6,450	8,043
	Southern California Edison Co. 5.75% 2035	4,549	5,861
	Southern California Edison Co. 5.625% 2036	7,051	8,895
	Southern California Edison Co. 5.55% 2037	3,844	4,797
	Southern California Edison Co. 5.95% 2038	5,121	6,632
	Southern California Edison Co. 4.00% 2047	9,402	10,390
	Southern California Edison Co. 4.125% 2048	8,048	9,049
	Southern California Edison Co. 4.875% 2049	916	1,121
	Southern California Edison Co. 3.65% 2050	7,331	7,777
	Southern California Edison Co. 3.65% 2051	6,978	7,579
	Southern California Edison Co., Series C, 3.60% 2045	2,717	2,790
	Southwestern Electric Power Co. 1.65% 2026	3,550	3,524
	Southwestern Electric Power Co. 3.25% 2051	2,270	2,256
	Union Electric Co. 2.15% 2032	3,175	3,120
	Virginia Electric and Power Co. 2.30% 2031	2,425	2,446
	WEC Energy Group, Inc. 2.20% 2028	1,575	1,574
	Wisconsin Electric Power Co. 2.85% 2051	375	369
	Wisconsin Power and Light Co. 1.95% 2031	525	511
	Wisconsin Power and Light Co. 3.65% 2050	1,075	1,211
	Xcel Energy, Inc. 3.30% 2025	5,650	5,936
	Xcel Energy, Inc. 1.75% 2027	5,660	5,613
	Xcel Energy, Inc. 2.60% 2029	2,925	2,993
	Xcel Energy, Inc. 2.35% 2031	8,500	8,467

			598,753

Energy 4.39%	Antero Resources Corp. 5.375% 2030[3]	280	300
	Apache Corp. 4.625% 2025	645	693
	Apache Corp. 4.25% 2030	2,465	2,679
	Apache Corp. 5.35% 2049	800	915
	Baker Hughes, a GE Co. 2.061% 2026	1,136	1,147
	Canadian Natural Resources, Ltd. 2.05% 2025	754	762
	Canadian Natural Resources, Ltd. 3.85% 2027	1,151	1,234
	Canadian Natural Resources, Ltd. 2.95% 2030	1,113	1,128
	Cenovus Energy, Inc. 5.375% 2025	2,763	3,052
	Cenovus Energy, Inc. 4.25% 2027	18,067	19,707
	Cenovus Energy, Inc. 2.65% 2032	2,969	2,908

174	American Funds Insurance Series

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Cenovus Energy, Inc. 5.25% 2037	$ 770	$ 911
	Cenovus Energy, Inc. 5.40% 2047	15,180	18,942
	Cheniere Energy Partners LP 3.25% 2032[3]	937	948
	Cheniere Energy, Inc. 7.00% 2024	410	454
	Cheniere Energy, Inc. 3.70% 2029	6,511	6,980
	Chevron Corp. 2.355% 2022	4,800	4,861
	Chevron Corp. 2.954% 2026	3,365	3,566
	Chevron Corp. 3.078% 2050	692	737
	Columbia Pipeline Partners LP 5.80% 2045	1,410	1,869
	DCP Midstream Operating LP 4.95% 2022	500	500
	Devon Energy Corp. 4.50% 2030	5,197	5,582
	Diamondback Energy, Inc. 4.40% 2051	2,016	2,316
	DT Midstream, Inc. 4.125% 2029[3]	555	569
	Enbridge Energy Partners LP 7.375% 2045	11,183	17,502
	Enbridge, Inc. 4.00% 2023	1,500	1,567
	Energy Transfer Operating LP 5.875% 2024	294	317
	Energy Transfer Operating LP 2.90% 2025	4,402	4,551
	Energy Transfer Operating LP 3.75% 2030	7,707	8,175
	Energy Transfer Operating LP 5.00% 2050	14,895	17,181
	Energy Transfer Partners LP 4.20% 2023	2,860	2,988
	Energy Transfer Partners LP 4.50% 2024	4,915	5,212
	Energy Transfer Partners LP 4.75% 2026	1,506	1,649
	Energy Transfer Partners LP 4.95% 2028	4,559	5,133
	Energy Transfer Partners LP 5.25% 2029	1,275	1,462
	Energy Transfer Partners LP 6.125% 2045	8,946	11,152
	Energy Transfer Partners LP 5.30% 2047	10,459	12,148
	Energy Transfer Partners LP 6.00% 2048	1,241	1,545
	Energy Transfer Partners LP 6.25% 2049	1,104	1,445
	Energy Transfer Partners LP 6.25% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.028% on 2/15/2023)[4]	7,850	6,840
	Energy Transfer Partners LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[4]	500	476
	Enterprise Products Operating LLC 3.20% 2052	3,031	2,981
	Enterprise Products Operating LLC 3.30% 2053	2,358	2,350
	EQT Corp. 3.00% 2022	6,700	6,776
	EQT Corp. 7.50% 2030[4]	7,500	9,649
	EQT Corp. 3.625% 2031[3]	425	442
	Equinor ASA 3.625% 2028	4,928	5,418
	Equinor ASA 3.125% 2030	20,000	21,508
	Equinor ASA 3.25% 2049	5,687	6,040
	Exxon Mobil Corp. 3.043% 2026	4,625	4,897
	Exxon Mobil Corp. 2.61% 2030	1,040	1,079
	Kinder Morgan, Inc. 3.60% 2051	4,154	4,187
	MPLX LP 1.75% 2026	5,557	5,507
	MPLX LP 4.00% 2028	4,665	5,059
	MPLX LP 2.65% 2030	2,404	2,396
	MPLX LP 5.50% 2049	8,081	10,344
	Odebrecht Drilling Norbe 1.00% PIK and 6.35% Cash 2026[3,6]	39	21
	Odebrecht Drilling Norbe 0% perpetual bonds[3]	1,150	11
	Oleoducto Central SA 4.00% 2027[3]	1,715	1,707
	Oleoducto Central SA 4.00% 2027	350	348
	ONEOK, Inc. 2.20% 2025	193	195
	ONEOK, Inc. 5.85% 2026	896	1,028
	ONEOK, Inc. 4.55% 2028	1,610	1,779
	ONEOK, Inc. 3.10% 2030	540	551
	ONEOK, Inc. 6.35% 2031	984	1,237
	ONEOK, Inc. 5.20% 2048	10,168	12,317
	ONEOK, Inc. 4.45% 2049	440	487
	ONEOK, Inc. 4.50% 2050	1,266	1,406

American Funds Insurance Series	175

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	ONEOK, Inc. 7.15% 2051	$ 3,275	$ 4,737
	Petróleos Mexicanos 4.875% 2022	1,000	1,003
	Petróleos Mexicanos 6.875% 2025[3]	3,663	4,007
	Petróleos Mexicanos 6.875% 2025	1,337	1,462
	Petróleos Mexicanos 6.875% 2026	43,810	48,228
	Petróleos Mexicanos 6.50% 2027	31,829	33,997
	Petróleos Mexicanos 6.50% 2029	3,409	3,543
	Petróleos Mexicanos 6.70% 2032[3]	18,259	18,478
	Petróleos Mexicanos 7.69% 2050	285	276
	Qatar Petroleum 1.375% 2026[3]	16,725	16,422
	Qatar Petroleum 2.25% 2031[3]	18,400	18,273
	Qatar Petroleum 3.125% 2041[3]	7,310	7,407
	Qatar Petroleum 3.30% 2051[3]	2,185	2,257
	SA Global Sukuk, Ltd. 0.946% 2024[3]	9,410	9,278
	SA Global Sukuk, Ltd. 1.602% 2026[3]	25,336	24,975
	SA Global Sukuk, Ltd. 2.694% 2031[3]	4,680	4,716
	Sabine Pass Liquefaction, LLC 5.625% 2023[4]	1,000	1,046
	Sabine Pass Liquefaction, LLC 5.75% 2024	8,000	8,705
	Sabine Pass Liquefaction, LLC 5.625% 2025	10,000	11,110
	Sabine Pass Liquefaction, LLC 5.875% 2026	15,700	18,030
	Saudi Arabian Oil Co. 2.875% 2024[3]	4,885	5,049
	Shell International Finance BV 3.875% 2028	9,410	10,525
	Shell International Finance BV 2.75% 2030	1,186	1,240
	Sinopec Group Overseas Development (2018), Ltd. 2.95% 2029	3,743	3,911
	Sinopec Group Overseas Development (2018), Ltd. 2.95% 2029[3]	3,419	3,563
	Sinopec Group Overseas Development (2018), Ltd. 2.95% 2029	460	479
	Sinopec Group Overseas Development (2018), Ltd. 2.95% 2029[3]	1,183	1,236
	Southwestern Energy Co. 6.45% 2025 (6.20% on 1/23/2022)[4]	495	545
	Suncor Energy, Inc. 3.75% 2051	552	594
	Sunoco Logistics Operating Partners LP 5.40% 2047	5,641	6,634
	Targa Resources Partners LP 5.375% 2027	175	181
	Total Capital Canada, Ltd. 2.75% 2023	2,140	2,200
	Total Capital International 3.455% 2029	885	960
	TransCanada PipeLines, Ltd. 4.10% 2030	1,578	1,762
	Western Midstream Operating, LP 4.35% 2025 (4.10% on 2/1/2022)[4]	2,782	2,911
	Western Midstream Operating, LP 5.30% 2030 (5.05% on 2/1/2022)[4]	2,202	2,424
	Western Midstream Operating, LP 6.50% 2050 (6.25% on 2/1/2022)[4]	3,079	3,646
	Williams Partners LP 4.50% 2023	500	527
	Williams Partners LP 4.30% 2024	595	628

			578,788

Consumer discretionary 3.99%	Allied Universal Holdco LLC 4.625% 2028[3]	335	335
	Amazon.com, Inc. 1.65% 2028	6,855	6,871
	Amazon.com, Inc. 2.10% 2031	7,155	7,259
	Amazon.com, Inc. 2.875% 2041	1,480	1,540
	Amazon.com, Inc. 3.10% 2051	9,380	10,039
	Amazon.com, Inc. 3.25% 2061	4,100	4,426
	Atlas LuxCo 4 SARL 4.625% 2028[3]	255	251
	Bayerische Motoren Werke AG 1.25% 2026[3]	100	99
	Bayerische Motoren Werke AG 1.95% 2031[3]	620	604
	Daimler Trucks Finance North America, LLC 1.125% 2023[3]	3,015	3,017
	Daimler Trucks Finance North America, LLC 1.625% 2024[3]	4,950	4,990
	Daimler Trucks Finance North America, LLC 2.00% 2026[3]	2,460	2,472
	Daimler Trucks Finance North America, LLC 2.375% 2028[3]	3,975	3,996
	Daimler Trucks Finance North America, LLC 2.50% 2031[3]	9,625	9,631
	DaimlerChrysler North America Holding Corp. 1.75% 2023[3]	8,000	8,082
	DaimlerChrysler North America Holding Corp. 3.35% 2023[3]	2,000	2,056
	Ford Motor Credit Company LLC 5.125% 2025	3,870	4,214

176	American Funds Insurance Series

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Ford Motor Credit Company LLC 3.815% 2027	$ 3,790	$ 4,013
	Ford Motor Credit Company LLC 4.125% 2027	39,080	42,231
	Ford Motor Credit Company LLC 4.271% 2027	18,542	19,954
	Ford Motor Credit Company LLC 5.113% 2029	4,205	4,785
	General Motors Company 5.40% 2023	421	451
	General Motors Company 4.35% 2025	11,358	12,229
	General Motors Company 6.125% 2025	28,743	33,046
	General Motors Company 6.80% 2027	1,030	1,265
	General Motors Company 5.40% 2048	7,200	9,208
	General Motors Financial Co. 3.55% 2022	3,703	3,757
	General Motors Financial Co. 3.25% 2023	964	985
	General Motors Financial Co. 1.05% 2024	4,200	4,180
	General Motors Financial Co. 3.50% 2024	9,945	10,447
	General Motors Financial Co. 3.95% 2024	3,969	4,179
	General Motors Financial Co. 5.10% 2024	1,081	1,160
	General Motors Financial Co. 2.75% 2025	3,819	3,944
	General Motors Financial Co. 2.90% 2025	1,032	1,068
	General Motors Financial Co. 1.25% 2026	5,450	5,338
	General Motors Financial Co. 2.70% 2027	6,079	6,188
	General Motors Financial Co. 2.40% 2028	13,909	13,977
	General Motors Financial Co. 2.40% 2028	464	463
	General Motors Financial Co. 3.60% 2030	465	496
	General Motors Financial Co. 2.35% 2031	6,075	5,920
	General Motors Financial Co. 2.70% 2031	6,075	6,060
	Grand Canyon University 4.125% 2024	4,190	4,289
	Home Depot, Inc. 2.95% 2029	6,081	6,484
	Home Depot, Inc. 4.50% 2048	1,915	2,482
	Hyundai Capital America 2.85% 2022[3]	4,118	4,190
	Hyundai Capital America 3.00% 2022[3]	4,500	4,547
	Hyundai Capital America 3.25% 2022[3]	1,521	1,550
	Hyundai Capital America 3.95% 2022[3]	8,000	8,019
	Hyundai Capital America 1.25% 2023[3]	3,150	3,149
	Hyundai Capital America 2.375% 2023[3]	9,977	10,118
	Hyundai Capital America 0.875% 2024[3]	2,780	2,728
	Hyundai Capital America 1.00% 2024[3]	2,750	2,704
	Hyundai Capital America 3.40% 2024[3]	8,180	8,535
	Hyundai Capital America 1.80% 2025[3]	12,714	12,656
	Hyundai Capital America 2.65% 2025[3]	13,054	13,387
	Hyundai Capital America 1.30% 2026[3]	6,000	5,834
	Hyundai Capital America 1.50% 2026[3]	8,310	8,086
	Hyundai Capital America 1.65% 2026[3]	7,275	7,138
	Hyundai Capital America 2.375% 2027[3]	6,264	6,236
	Hyundai Capital America 3.00% 2027[3]	10,408	10,777
	Hyundai Capital America 1.80% 2028[3]	6,000	5,803
	Hyundai Capital America 2.00% 2028[3]	5,900	5,757
	Hyundai Capital America 2.10% 2028[3]	4,400	4,278
	Hyundai Capital Services, Inc. 1.25% 2026[3]	3,695	3,608
	Limited Brands, Inc. 6.875% 2035	740	921
	Marriott International, Inc. 5.75% 2025	330	372
	Marriott International, Inc. 3.125% 2026	410	426
	Marriott International, Inc. 2.75% 2033	850	826
	McDonald’s Corp. 2.125% 2030	2,482	2,473
	McDonald’s Corp. 4.45% 2047	3,535	4,323
	McDonald’s Corp. 3.625% 2049	2,938	3,257
	Meituan Dianping 3.05% 2030[3]	3,200	2,965
	MGM Resorts International 7.75% 2022	2,000	2,028
	NIKE, Inc. 3.25% 2040	6,171	6,727
	NIKE, Inc. 3.875% 2045	1,560	1,876
	Nissan Motor Co., Ltd. 2.60% 2022[3]	1,415	1,430

American Funds Insurance Series	177

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Nissan Motor Co., Ltd. 3.043% 2023[3]	$ 240	$ 246
	Nissan Motor Co., Ltd. 3.522% 2025[3]	800	839
	Nissan Motor Co., Ltd. 2.00% 2026[3]	12,000	11,832
	Nissan Motor Co., Ltd. 4.345% 2027[3]	1,790	1,934
	Nissan Motor Co., Ltd. 2.75% 2028[3]	11,200	11,130
	Nissan Motor Co., Ltd. 4.81% 2030[3]	17,533	19,629
	Sands China, Ltd. 2.30% 2027[3]	2,368	2,232
	Starbucks Corp. 3.75% 2047	3,785	4,178
	Stellantis Finance US, Inc. 1.711% 2027[3]	3,500	3,442
	Stellantis Finance US, Inc. 2.691% 2031[3]	4,280	4,213
	Toyota Motor Credit Corp. 3.375% 2030	6,664	7,311
	VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[3]	425	450
	Volkswagen Group of America Finance, LLC 4.25% 2023[3]	15,000	15,847
	Volkswagen Group of America Finance, LLC 2.85% 2024[3]	2,996	3,100
	Volkswagen Group of America Finance, LLC 1.25% 2025[3]	1,150	1,126
	Volkswagen Group of America Finance, LLC 3.35% 2025[3]	2,636	2,775
	Wyndham Destinations, Inc. 6.625% 2026[3]	675	749
	Wynn Resorts, Ltd. 5.125% 2029[3]	410	417

			526,655

Health care 3.53%	Abbott Laboratories 3.75% 2026	2,244	2,481
	Abbott Laboratories 4.75% 2036	4,565	5,835
	AbbVie, Inc. 3.20% 2022	9,600	9,764
	AbbVie, Inc. 3.20% 2029	23,754	25,424
	Amgen, Inc. 2.45% 2030	10,000	10,189
	Anthem, Inc. 2.375% 2025	1,534	1,583
	AstraZeneca Finance LLC 1.75% 2028	1,429	1,422
	AstraZeneca Finance LLC 2.25% 2031	2,087	2,104
	AstraZeneca PLC 4.00% 2029	5,920	6,692
	AstraZeneca PLC 3.00% 2051	1,437	1,510
	Bausch Health Companies, Inc. 4.875% 2028[3]	830	848
	Baxter International, Inc. 2.539% 2032[3]	3,906	3,950
	Bayer US Finance II LLC 4.25% 2025[3]	17,570	19,021
	Boston Scientific Corp. 3.375% 2022	350	354
	Boston Scientific Corp. 3.85% 2025	255	274
	Centene Corp. 4.25% 2027	14,860	15,517
	Centene Corp. 2.45% 2028	12,410	12,243
	Centene Corp. 4.625% 2029	14,945	16,143
	Centene Corp. 3.375% 2030	15,718	16,033
	Centene Corp. 2.50% 2031	8,550	8,338
	Centene Corp. 2.625% 2031	2,510	2,464
	Cigna Corp. 4.375% 2028	6,843	7,782
	Danaher Corp. 2.80% 2051	1,090	1,078
	EMD Finance LLC 2.95% 2022[3]	2,100	2,102
	GlaxoSmithKline PLC 3.375% 2023	16,800	17,401
	Kaiser Foundation Hospitals 2.81% 2041	910	917
	Laboratory Corporation of America Holdings 1.55% 2026	1,210	1,197
	Laboratory Corporation of America Holdings 2.70% 2031	805	818
	Laboratory Corporation of America Holdings 4.70% 2045	4,160	5,075
	Merck & Co., Inc. 1.70% 2027	3,093	3,113
	Merck & Co., Inc. 2.15% 2031	5,845	5,866
	Merck & Co., Inc. 2.75% 2051	808	801
	Merck & Co., Inc. 2.90% 2061	1,275	1,271
	Novartis Capital Corp. 1.75% 2025	2,361	2,396
	Novartis Capital Corp. 2.20% 2030	5,446	5,533
	Roche Holdings, Inc. 1.93% 2028[3]	7,845	7,898
	Roche Holdings, Inc. 2.076% 2031[3]	14,737	14,706
	Roche Holdings, Inc. 2.607% 2051[3]	3,525	3,468

178	American Funds Insurance Series

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	Shire PLC 3.20% 2026	$14,673	$ 15,581
	Teva Pharmaceutical Finance Co. BV 7.125% 2025	45,000	48,202
	Teva Pharmaceutical Finance Co. BV 3.15% 2026	68,853	64,830
	Teva Pharmaceutical Finance Co. BV 6.75% 2028	26,824	28,608
	Teva Pharmaceutical Finance Co. BV 4.10% 2046	46,666	39,506
	Thermo Fisher Scientific, Inc. 1.75% 2028	398	396
	Thermo Fisher Scientific, Inc. 2.00% 2031	1,235	1,218
	Thermo Fisher Scientific, Inc. 2.80% 2041	689	698
	UnitedHealth Group, Inc. 3.35% 2022	4,385	4,456
	UnitedHealth Group, Inc. 3.75% 2025	5,410	5,871
	UnitedHealth Group, Inc. 2.30% 2031	1,626	1,656
	UnitedHealth Group, Inc. 3.05% 2041	1,300	1,362
	UnitedHealth Group, Inc. 3.25% 2051	1,887	2,046
	Zimmer Holdings, Inc. 3.15% 2022	7,845	7,861

			465,902

Industrials 2.72%	ADT Security Corp. 4.125% 2029[3]	510	503
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.75% 2026	2,841	2,789
	Aeropuerto International de Tocume SA 4.00% 2041[3]	730	745
	Aeropuerto International de Tocume SA 5.125% 2061[3]	565	594
	Air Lease Corp. 0.80% 2024	3,175	3,112
	Air Lease Corp. 2.875% 2026	11,453	11,824
	Air Lease Corp. 2.10% 2028	2,450	2,365
	Avolon Holdings Funding, Ltd. 3.625% 2022[3]	2,810	2,828
	Avolon Holdings Funding, Ltd. 3.95% 2024[3]	12,514	13,120
	Avolon Holdings Funding, Ltd. 2.125% 2026[3]	8,333	8,186
	Avolon Holdings Funding, Ltd. 4.25% 2026[3]	3,302	3,503
	Avolon Holdings Funding, Ltd. 2.528% 2027[3]	2,142	2,082
	Avolon Holdings Funding, Ltd. 3.25% 2027[3]	8,000	8,062
	BNSF Funding Trust I, junior subordinated, 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[4]	1,680	1,871
	Boeing Company 4.508% 2023	11,358	11,866
	Boeing Company 1.95% 2024	5,646	5,713
	Boeing Company 2.80% 2024	500	514
	Boeing Company 4.875% 2025	34,682	37,974
	Boeing Company 2.196% 2026	16,571	16,581
	Boeing Company 2.75% 2026	16,588	17,079
	Boeing Company 3.10% 2026	649	677
	Boeing Company 2.70% 2027	6,473	6,586
	Boeing Company 5.04% 2027	15,716	17,709
	Boeing Company 3.25% 2028	11,379	11,867
	Boeing Company 3.25% 2028	1,925	1,996
	Boeing Company 5.15% 2030	42,874	49,993
	Boeing Company 3.625% 2031	1,602	1,710
	Boeing Company 3.90% 2049	1,411	1,483
	Boeing Company 5.805% 2050	4,122	5,592
	Canadian Pacific Railway, Ltd. 1.75% 2026	1,982	1,990
	Canadian Pacific Railway, Ltd. 2.45% 2031	3,080	3,144
	Canadian Pacific Railway, Ltd. 3.00% 2041	1,234	1,264
	Canadian Pacific Railway, Ltd. 3.10% 2051	2,432	2,506
	Carrier Global Corp. 3.377% 2040	15,000	15,705
	Dun & Bradstreet Corp. 5.00% 2029[3]	2,798	2,867
	General Dynamics Corp. 3.625% 2030	675	751
	General Electric Capital Corp. 4.418% 2035	2,377	2,841
	Lockheed Martin Corp. 1.85% 2030	1,159	1,140
	Lockheed Martin Corp. 3.60% 2035	528	591
	Lockheed Martin Corp. 4.50% 2036	440	539
	Lockheed Martin Corp. 4.07% 2042	260	307

American Funds Insurance Series	179

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	Lockheed Martin Corp. 2.80% 2050	$ 1,464	$ 1,463
	Lockheed Martin Corp. 4.09% 2052	174	215
	Mexico City Airport Trust 5.50% 2046	1,959	1,959
	Mexico City Airport Trust 5.50% 2047	5,909	5,927
	Mexico City Airport Trust 5.50% 2047[3]	1,132	1,135
	Northrop Grumman Corp. 3.25% 2028	10,845	11,616
	Raytheon Technologies Corp. 1.90% 2031	3,087	2,982
	Raytheon Technologies Corp. 2.375% 2032	1,321	1,321
	Raytheon Technologies Corp. 2.82% 2051	665	644
	Raytheon Technologies Corp. 3.03% 2052	1,190	1,198
	Republic Services, Inc. 2.375% 2033	1,635	1,629
	Summit Digitel Infrastructure Private, Ltd. 2.875% 2031[3]	2,550	2,460
	Triton Container International, Ltd. 1.15% 2024[3]	1,609	1,587
	Triton Container International, Ltd. 3.15% 2031[3]	2,482	2,506
	Union Pacific Corp. 2.15% 2027	2,213	2,274
	Union Pacific Corp. 2.40% 2030	4,454	4,544
	Union Pacific Corp. 2.375% 2031	5,554	5,667
	Union Pacific Corp. 3.25% 2050	7,000	7,524
	Union Pacific Corp. 2.95% 2052	1,405	1,425
	United Rentals, Inc. 5.50% 2027	5,000	5,206
	United Technologies Corp. 3.125% 2027	4,551	4,836
	United Technologies Corp. 4.125% 2028	4,974	5,569
	Vinci SA 3.75% 2029[3]	2,000	2,187

			358,443

Communication services 2.50%	AT&T, Inc. 0.90% 2024	13,000	12,948
	AT&T, Inc. 1.70% 2026	19,000	18,920
	AT&T, Inc. 1.65% 2028	4,700	4,604
	AT&T, Inc. 4.30% 2030	15,940	17,959
	AT&T, Inc. 2.55% 2033	15,003	14,691
	AT&T, Inc. 3.30% 2052	1,200	1,178
	AT&T, Inc. 3.50% 2053	24,595	24,860
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[3]	4,800	4,950
	CCO Holdings LLC and CCO Holdings Capital Corp. 2.25% 2029	2,970	2,900
	CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	5,642	5,590
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2034[3]	3,875	3,819
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	5,000	6,249
	CenturyLink, Inc. 4.00% 2027[3]	21,434	21,773
	Comcast Corp. 3.15% 2028	7,200	7,735
	Comcast Corp. 2.65% 2030	7,500	7,786
	Comcast Corp. 4.00% 2048	5,000	5,774
	Netflix, Inc. 4.875% 2028	5,053	5,769
	Netflix, Inc. 5.875% 2028	9,175	11,048
	Netflix, Inc. 5.375% 2029[3]	8,758	10,415
	Netflix, Inc. 4.875% 2030[3]	4,225	4,935
	SBA Tower Trust 1.631% 2026[3]	6,741	6,640
	Sirius XM Radio, Inc. 4.00% 2028[3]	675	680
	Sprint Corp. 7.625% 2025	6,665	7,673
	Tencent Holdings, Ltd. 2.39% 2030[3]	10,000	9,808
	T-Mobile US, Inc. 3.50% 2025	3,275	3,472
	T-Mobile US, Inc. 2.25% 2026[3]	1,954	1,962
	T-Mobile US, Inc. 2.25% 2026	434	436
	T-Mobile US, Inc. 2.625% 2026	9,691	9,752
	T-Mobile US, Inc. 3.75% 2027	5,000	5,417
	T-Mobile US, Inc. 2.40% 2029[3]	1,224	1,237
	T-Mobile US, Inc. 2.625% 2029	3,117	3,076
	T-Mobile US, Inc. 3.875% 2030	4,500	4,926
	T-Mobile US, Inc. 2.875% 2031	7,913	7,829

180	American Funds Insurance Series

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services (continued)	T-Mobile US, Inc. 3.50% 2031	$ 9,000	$ 9,379
	T-Mobile US, Inc. 3.50% 2031[3]	629	655
	T-Mobile US, Inc. 3.00% 2041	2,100	2,054
	T-Mobile US, Inc. 3.40% 2052[3]	12,280	12,246
	Verizon Communications, Inc. 2.10% 2028	8,975	8,999
	Verizon Communications, Inc. 4.329% 2028	1,539	1,750
	Verizon Communications, Inc. 1.75% 2031	3,300	3,127
	Verizon Communications, Inc. 2.55% 2031	8,375	8,458
	Verizon Communications, Inc. 2.355% 2032[3]	4,743	4,679
	Verizon Communications, Inc. 3.40% 2041	2,050	2,150
	Verizon Communications, Inc. 2.875% 2050	3,000	2,855
	Verizon Communications, Inc. 3.55% 2051	1,975	2,132
	Vodafone Group PLC 4.375% 2028	10,000	11,262
	Vodafone Group PLC 4.25% 2050	3,050	3,530

			330,087

Consumer staples 1.57%	7-Eleven, Inc. 1.80% 2031[3]	5,013	4,749
	7-Eleven, Inc. 2.80% 2051[3]	5,000	4,649
	Altria Group, Inc. 4.40% 2026	4,585	5,055
	Altria Group, Inc. 4.50% 2043	1,585	1,646
	Altria Group, Inc. 5.95% 2049	9,039	11,304
	Anheuser-Busch InBev NV 4.75% 2029	7,500	8,737
	Anheuser-Busch InBev NV 5.55% 2049	5,000	6,934
	Anheuser-Busch InBev NV 4.50% 2050	1,355	1,674
	British American Tobacco International Finance PLC 3.95% 2025[3]	16,879	17,942
	British American Tobacco International Finance PLC 1.668% 2026	4,070	4,000
	British American Tobacco PLC 3.557% 2027	10,991	11,536
	British American Tobacco PLC 2.259% 2028	4,348	4,241
	British American Tobacco PLC 4.39% 2037	1,500	1,583
	British American Tobacco PLC 4.54% 2047	12,786	13,403
	British American Tobacco PLC 4.758% 2049	23,659	25,466
	Conagra Brands, Inc. 5.30% 2038	436	552
	Conagra Brands, Inc. 5.40% 2048	57	77
	Constellation Brands, Inc. 3.50% 2027	7,500	8,075
	Constellation Brands, Inc. 2.875% 2030	620	637
	Constellation Brands, Inc. 2.25% 2031	1,487	1,455
	Imperial Tobacco Finance PLC 3.50% 2023[3]	2,335	2,379
	JBS Luxembourg SARL 2.50% 2027[3]	3,880	3,841
	JBS Luxembourg SARL 3.625% 2032[3]	1,430	1,438
	JBS USA Lux SA 5.50% 2030[3]	435	474
	JBS USA Lux SA 3.00% 2032[3]	3,430	3,434
	Keurig Dr Pepper, Inc. 4.057% 2023	3,112	3,245
	Keurig Dr Pepper, Inc. 4.597% 2028	10,752	12,238
	Kraft Heinz Company 5.50% 2050	2,725	3,697
	Molson Coors Brewing Co. 4.20% 2046	2,390	2,656
	PepsiCo, Inc. 1.95% 2031	6,979	6,983
	Philip Morris International, Inc. 4.25% 2044	9,550	10,928
	PT Indofood CBP Sukses Makmur Tbk 3.398% 2031	3,110	3,144
	PT Indofood CBP Sukses Makmur Tbk 4.745% 2051	685	706
	Reynolds American, Inc. 4.45% 2025	14,570	15,748
	Reynolds American, Inc. 5.85% 2045	1,970	2,399

			207,025

Information technology 1.02%	Analog Devices, Inc. 1.70% 2028	1,962	1,957
	Analog Devices, Inc. 2.10% 2031	5,485	5,503
	Analog Devices, Inc. 2.80% 2041	521	528
	Analog Devices, Inc. 2.95% 2051	4,464	4,596

American Funds Insurance Series	181

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Information technology (continued)	Apple, Inc. 2.70% 2051	$ 7,080	$ 7,017
	Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875% 2027	7,027	7,623
	Broadcom, Inc. 3.469% 2034[3]	34,812	36,483
	Broadcom, Inc. 3.137% 2035[3]	1,164	1,172
	Broadcom, Inc. 3.187% 2036[3]	4,803	4,802
	Global Payments, Inc. 2.90% 2031	2,145	2,178
	Microsoft Corp. 2.525% 2050	10,000	9,780
	Oracle Corp. 1.65% 2026	8,417	8,359
	Oracle Corp. 2.30% 2028	6,875	6,857
	Oracle Corp. 2.875% 2031	7,393	7,446
	Oracle Corp. 3.95% 2051	4,869	5,063
	PayPal Holdings, Inc. 1.65% 2025	6,989	7,080
	PayPal Holdings, Inc. 2.30% 2030	330	336
	salesforce.com, inc. 1.95% 2031	3,775	3,743
	salesforce.com, inc. 2.70% 2041	875	876
	salesforce.com, inc. 2.90% 2051	8,295	8,463
	salesforce.com, inc. 3.05% 2061	265	273
	Square, Inc. 2.75% 2026[3]	1,975	1,980
	Square, Inc. 3.50% 2031[3]	825	847
	VeriSign, Inc. 2.70% 2031	1,494	1,504

			134,466

Real estate 0.53%	Alexandria Real Estate Equities, Inc. 3.95% 2028	1,425	1,575
	Alexandria Real Estate Equities, Inc. 4.50% 2029	150	173
	American Campus Communities, Inc. 3.75% 2023	2,900	2,979
	American Campus Communities, Inc. 3.875% 2031	620	688
	American Tower Corp. 1.45% 2026	657	644
	American Tower Corp. 2.30% 2031	1,180	1,147
	American Tower Corp. 2.70% 2031	1,100	1,104
	Corporacion Inmobiliaria Vesta, SAB de CV 3.625% 2031[3]	395	388
	Corporate Office Properties LP 2.00% 2029	1,139	1,096
	Corporate Office Properties LP 2.75% 2031	1,547	1,540
	Corporate Office Properties LP 2.90% 2033	564	552
	Crown Castle International Corp. 2.50% 2031	5,218	5,185
	Equinix, Inc. 2.90% 2026	3,287	3,407
	Equinix, Inc. 3.20% 2029	3,846	4,046
	Equinix, Inc. 2.50% 2031	7,760	7,763
	Equinix, Inc. 3.40% 2052	1,201	1,227
	Essex Portfolio LP 3.25% 2023	335	343
	Essex Portfolio LP 3.875% 2024	1,000	1,053
	Essex Portfolio LP 2.55% 2031	4,338	4,356
	Extra Space Storage, Inc. 2.35% 2032	698	679
	Fibra SOMA 4.375% 2031[3]	1,475	1,416
	Hospitality Properties Trust 5.00% 2022	1,270	1,270
	Hospitality Properties Trust 4.50% 2025	855	834
	Hospitality Properties Trust 3.95% 2028	1,710	1,568
	Howard Hughes Corp. 4.375% 2031[3]	675	683
	Invitation Homes Operating Partnership LP 2.30% 2028	767	759
	Invitation Homes Operating Partnership LP 2.00% 2031	2,048	1,931
	Invitation Homes Operating Partnership LP 2.70% 2034	660	648
	Iron Mountain, Inc. 4.875% 2027[3]	1,605	1,667
	Iron Mountain, Inc. 5.25% 2028[3]	3,500	3,646
	Iron Mountain, Inc. 5.25% 2030[3]	675	713
	Kimco Realty Corp. 3.40% 2022	1,045	1,064
	Omega Healthcare Investors, Inc. 4.375% 2023	186	194
	Piedmont Operating Partnership LP 4.45% 2024	1,000	1,055
	Public Storage 1.50% 2026	766	765
	Public Storage 1.95% 2028	993	990

182	American Funds Insurance Series

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Real estate (continued)	Public Storage 2.25% 2031	$ 699	$ 703
	Scentre Group 3.50% 2025[3]	4,565	4,810
	Sun Communities Operating LP 2.30% 2028	1,026	1,026
	Sun Communities Operating LP 2.70% 2031	3,877	3,850

			69,537

Materials 0.15%	Air Products and Chemicals, Inc. 2.70% 2040	2,911	2,942
	Ecolab, Inc. 1.65% 2027	835	839
	Ecolab, Inc. 2.125% 2032	2,580	2,562
	Ecolab, Inc. 2.70% 2051	335	330
	Glencore Funding LLC 2.625% 2031[3]	790	769
	Glencore Funding LLC 3.375% 2051[3]	370	357
	Huntsman International LLC 2.95% 2031	741	752
	International Flavors & Fragrances, Inc. 2.30% 2030[3]	3,536	3,470
	LYB International Finance III, LLC 2.25% 2030	3,802	3,786
	LYB International Finance III, LLC 3.625% 2051	2,617	2,777
	Methanex Corp. 5.125% 2027	510	536
	Nova Chemicals Corp. 4.25% 2029[3]	425	427

			19,547

	Total corporate bonds, notes & loans		4,332,302

Mortgage-backed obligations 13.19%
Federal agency mortgage-backed obligations 10.58%	Fannie Mae Pool #976945 5.50% 2023[7]	12	12
	Fannie Mae Pool #AB1068 4.50% 2025[7]	68	71
	Fannie Mae Pool #256133 4.50% 2026[7]	97	103
	Fannie Mae Pool #AB5236 3.00% 2027[7]	19	19
	Fannie Mae Pool #AO0800 3.00% 2027[7]	15	16
	Fannie Mae Pool #AL3802 3.00% 2028[7]	646	677
	Fannie Mae Pool #AR3058 3.00% 2028[7]	92	96
	Fannie Mae Pool #AL8241 3.00% 2029[7]	648	679
	Fannie Mae Pool #AL9573 3.00% 2031[7]	74	78
	Fannie Mae Pool #AS8018 3.00% 2031[7]	58	61
	Fannie Mae Pool #BM4741 3.00% 2032[7]	39	41
	Fannie Mae Pool #924866 1.515% 2037[5,7]	694	702
	Fannie Mae Pool #945680 6.00% 2037[7]	586	679
	Fannie Mae Pool #913966 6.00% 2037[7]	36	41
	Fannie Mae Pool #889982 5.50% 2038[7]	1,138	1,304
	Fannie Mae Pool #988588 5.50% 2038[7]	213	244
	Fannie Mae Pool #AB1297 5.00% 2040[7]	219	246
	Fannie Mae Pool #AI1862 5.00% 2041[7]	1,202	1,363
	Fannie Mae Pool #AH9479 5.00% 2041[7]	1,023	1,155
	Fannie Mae Pool #AH8144 5.00% 2041[7]	983	1,103
	Fannie Mae Pool #AI3510 5.00% 2041[7]	740	839
	Fannie Mae Pool #AJ0704 5.00% 2041[7]	629	714
	Fannie Mae Pool #AJ5391 5.00% 2041[7]	400	453
	Fannie Mae Pool #BM6240 2.05% 2044[5,7]	2,327	2,445
	Fannie Mae Pool #AZ3904 4.00% 2045[7]	65	71
	Fannie Mae Pool #AL8522 3.50% 2046[7]	1,087	1,170
	Fannie Mae Pool #BD1968 4.00% 2046[7]	1,464	1,578
	Fannie Mae Pool #BE0592 4.00% 2046[7]	400	427
	Fannie Mae Pool #BD5477 4.00% 2046[7]	182	196
	Fannie Mae Pool #CA0770 3.50% 2047[7]	5,944	6,300
	Fannie Mae Pool #CA0706 4.00% 2047[7]	124	133
	Fannie Mae Pool #MA3058 4.00% 2047[7]	55	59
	Fannie Mae Pool #BM4413 4.50% 2047[7]	3,923	4,242
	Fannie Mae Pool #BF0293 3.00% 2048[7]	8,572	9,056
	Fannie Mae Pool #FM4891 3.50% 2048[7]	26,213	28,005

American Funds Insurance Series	183

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #BF0318 3.50% 2048[7]	$ 7,480		$ 8,024
	Fannie Mae Pool #CA1189 3.50% 2048[7]	1,766		1,870
	Fannie Mae Pool #MA3384 4.00% 2048[7]	142		152
	Fannie Mae Pool #BJ9169 4.00% 2048[7]	90		96
	Fannie Mae Pool #BJ5749 4.00% 2048[7]	22		24
	Fannie Mae Pool #BM4676 4.00% 2048[7]	16		18
	Fannie Mae Pool #CA2493 4.50% 2048[7]	925		994
	Fannie Mae Pool #CA3807 3.00% 2049[7]	1,609		1,696
	Fannie Mae Pool #CA3806 3.00% 2049[7]	984		1,039
	Fannie Mae Pool #FM0007 3.50% 2049[7]	18,754		19,993
	Fannie Mae Pool #FM1954 3.50% 2049[7]	8,665		9,245
	Fannie Mae Pool #FM1589 3.50% 2049[7]	5,396		5,740
	Fannie Mae Pool #FM1262 4.00% 2049[7]	30,031		32,195
	Fannie Mae Pool #FM5507 3.00% 2050[7]	19,793		20,828
	Fannie Mae Pool #BF0145 3.50% 2057[7]	14,350		15,549
	Fannie Mae Pool #BF0264 3.50% 2058[7]	10,884		11,741
	Fannie Mae Pool #BF0332 3.00% 2059[7]	23,948		25,375
	Fannie Mae Pool #BF0497 3.00% 2060[7]	20,048		21,164
	Fannie Mae, Series 2001-4, Class GA, 9.00% 2025[5,7]	–	[8]	–	[8]
	Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[7]	9		10
	Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[7]	21		25
	Fannie Mae, Series 2002-W1, Class 2A, 5.199% 2042[5,7]	25		27
	Freddie Mac Pool #ZK4277 3.00% 2027[7]	338		355
	Freddie Mac Pool #ZK3970 3.00% 2027[7]	115		120
	Freddie Mac Pool #ZS6521 3.00% 2027[7]	83		87
	Freddie Mac Pool #ZK4162 3.00% 2027[7]	30		31
	Freddie Mac Pool #ZS8463 3.00% 2027[7]	4		4
	Freddie Mac Pool #ZK4039 3.00% 2027[7]	4		4
	Freddie Mac Pool #ZS8507 3.00% 2028[7]	154		162
	Freddie Mac Pool #ZK7590 3.00% 2029[7]	3,361		3,542
	Freddie Mac Pool #ZK7593 3.00% 2029[7]	170		178
	Freddie Mac Pool #ZT1931 3.00% 2033[7]	198		208
	Freddie Mac Pool #A15120 5.50% 2033[7]	58		64
	Freddie Mac Pool #QN1073 3.00% 2034[7]	69		73
	Freddie Mac Pool #G05196 5.50% 2038[7]	62		72
	Freddie Mac Pool #G05267 5.50% 2038[7]	47		54
	Freddie Mac Pool #G06020 5.50% 2039[7]	88		101
	Freddie Mac Pool #A93948 4.50% 2040[7]	193		214
	Freddie Mac Pool #G05860 5.50% 2040[7]	324		371
	Freddie Mac Pool #G06868 4.50% 2041[7]	209		231
	Freddie Mac Pool #G06841 5.50% 2041[7]	527		603
	Freddie Mac Pool #841039 2.186% 2043[5,7]	2,047		2,160
	Freddie Mac Pool #Z40130 3.00% 2046[7]	24,229		25,737
	Freddie Mac Pool #G61733 3.00% 2047[7]	5,974		6,309
	Freddie Mac Pool #ZT2100 3.00% 2047[7]	1,123		1,178
	Freddie Mac Pool #G08789 4.00% 2047[7]	846		908
	Freddie Mac Pool #G67709 3.50% 2048[7]	16,342		17,592
	Freddie Mac Pool #G61628 3.50% 2048[7]	425		457
	Freddie Mac Pool #Q58494 4.00% 2048[7]	1,459		1,563
	Freddie Mac Pool #QA4673 3.00% 2049[7]	34,864		36,775
	Freddie Mac Pool #SD7507 3.00% 2049[7]	1,945		2,047
	Freddie Mac Pool #SD7508 3.50% 2049[7]	13,533		14,594
	Freddie Mac Pool #RA1369 3.50% 2049[7]	2,499		2,664
	Freddie Mac Pool #ZN4842 3.50% 2049[7]	955		1,021
	Freddie Mac, Series 3061, Class PN, 5.50% 2035[7]	71		80
	Freddie Mac, Series 3318, Class JT, 5.50% 2037[7]	175		198
	Freddie Mac, Series K020, Class A2, Multi Family, 2.373% 2022[7]	3,995		4,009
	Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 2022[7]	200		200
	Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[7]	149		137

184	American Funds Insurance Series

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[7]	$ 144	$ 130
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[7]	10,631	11,032
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[7]	2,387	2,491
	Government National Mortgage Assn. 2.00% 2052[7,9]	26,184	26,423
	Government National Mortgage Assn. 2.00% 2052[7,9]	18,106	18,238
	Government National Mortgage Assn. 2.50% 2052[7,9]	35,056	35,902
	Government National Mortgage Assn. Pool #MA5817 4.00% 2049[7]	17,229	18,253
	Government National Mortgage Assn. Pool #MA5876 4.00% 2049[7]	2,420	2,554
	Government National Mortgage Assn. Pool #MA6221 4.50% 2049[7]	7,791	8,243
	Government National Mortgage Assn. Pool #MA5764 4.50% 2049[7]	859	908
	Government National Mortgage Assn. Pool #MA6042 5.00% 2049[7]	52	56
	Uniform Mortgage-Backed Security 1.50% 2037[7,9]	2,389	2,391
	Uniform Mortgage-Backed Security 1.50% 2037[7,9]	1,561	1,565
	Uniform Mortgage-Backed Security 2.00% 2037[7,9]	4,072	4,170
	Uniform Mortgage-Backed Security 2.00% 2037[7,9]	3,653	3,734
	Uniform Mortgage-Backed Security 3.00% 2037[7,9]	4,006	4,189
	Uniform Mortgage-Backed Security 2.00% 2052[7,9]	85,780	85,150
	Uniform Mortgage-Backed Security 2.00% 2052[7,9]	14,875	14,797
	Uniform Mortgage-Backed Security 2.50% 2052[7,9]	419,953	426,467
	Uniform Mortgage-Backed Security 2.50% 2052[7,9]	172,750	175,821
	Uniform Mortgage-Backed Security 3.00% 2052[7,9]	146,150	151,417
	Uniform Mortgage-Backed Security 3.50% 2052[7,9]	20,035	21,093
	Uniform Mortgage-Backed Security 4.50% 2052[7,9]	15,000	16,071

			1,395,381

Collateralized mortgage-backed obligations (privately originated) 1.41%	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[3,5,7]	4,092	4,074
	Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 2055[3,7]	233	233
	Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 1.702% 2029[3,5,7]	2,709	2,711
	BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 2059[3,5,7]	1,118	1,120
	BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 2059[3,5,7]	816	825
	Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[3,5,7]	809	810
	Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 2031[3,5,7]	3,936	3,927
	Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[3,5,7]	2,413	2,412
	Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[3,5,7]	410	413
	COLT Funding, LLC, Series 2021-5, Class A1, 1.726% 2061[3,5,7]	3,108	3,103
	Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[3,7]	1,612	1,626
	Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[3,5,7]	1,980	1,992
	Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[3,7]	3,254	3,566
	Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[3,7]	2,725	3,036
	Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 2051[3,5,7]	8,254	8,269
	Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 2051[3,5,7]	2,433	2,435
	Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 2051[3,5,7]	2,315	2,329
	Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 2051[3,5,7]	2,261	2,261
	Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 2051[3,5,7]	2,160	2,159
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M2, (1-month USD-SOFR + 2.30%) 2.35% 2033[3,5,7]	600	612
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA5, Class M2, (1-month USD-SOFR + 1.65%) 1.70% 2034[3,5,7]	248	249
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA7, Class M1, (1-month USD-SOFR + 0.85%) 0.90% 2041[3,5,7]	387	387
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA6, Class M2, (1-month USD-SOFR + 1.50%) 1.55% 2041[3,5,7]	3,243	3,244

American Funds Insurance Series	185

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA7, Class M2, (1-month USD-SOFR + 1.80%) 1.85% 2041[3,5,7]	$ 275	$ 276
	GCAT, Series 2021-NQM6, Class A1, 1.855% 2066[3,5,7]	4,923	4,907
	Home Partners of America Trust, Series 2021-2, Class A, 1.901% 2026[3,7]	5,613	5,561
	Home Partners of America Trust, Series 2021-2, Class B, 2.302% 2026[3,7]	999	988
	Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 2051[3,5,7]	982	986
	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 2050[7]	240	258
	Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[3,5,7]	1,062	1,064
	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 2061[3,5,7]	998	991
	Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 2067 (5.25% on 11/25/2024)[3,4,7]	3,131	3,125
	Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 0.952% 2055[3,5,7]	16,160	16,149
	MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 2060[3,5,7]	3,993	3,932
	Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.101% 2023[3,5,7]	11,402	11,415
	MRA Issuance Trust, Series 2020-10, Class A2, (1-month USD-LIBOR + 1.70%) 1.786% 2022[3,5,7]	25,588	25,621
	MRA Issuance Trust, Series 2021-16, Class A1, (1-month USD-LIBOR + 1.55%) 1.644% 2051[3,5,7]	20,357	20,360
	PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 2056[3,5,7]	4,000	3,993
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 2031[3,5,7]	6,722	6,713
	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[3,7]	13,275	13,257
	Tricon Residential, Series 2021-SFR1, Class A, 1.943% 2038[3,7]	5,043	5,028
	Verus Securitization Trust, Series 2021-7, Class A1, 1.829% 2066[3,5,7]	6,626	6,617
	ZH Trust, Series 2021-2, Class A, 2.349% 2027[3,7]	2,295	2,294

			185,328

Commercial mortgage-backed securities 0.96%	Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 2052[7]	100	111
	Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2052[7]	770	865
	Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 2061[7]	1,018	1,092
	Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2061[7]	130	139
	Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2061[7]	205	225
	Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 2061[5,7]	2,444	2,761
	Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[7]	295	301
	Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 2052[7]	2,541	2,880
	Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 2053[5,7]	781	899
	BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 0.95% 2026[3,5,7]	9,979	9,980
	BX Trust, Series 2021-ACNT, Class B, (1-month USD-LIBOR + 1.25%) 1.35% 2026[3,5,7]	339	338
	BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 1.60% 2026[3,5,7]	100	100
	BX Trust, Series 2021-ACNT, Class D, (1-month USD-LIBOR + 1.85%) 1.95% 2026[3,5,7]	151	151
	BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 0.81% 2036[3,5,7]	14,727	14,697
	BX Trust, Series 2021-RISE, Class A, (1-month USD-LIBOR + 0.74%) 0.848% 2036[3,5,7]	12,622	12,627
	BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 1.009% 2036[3,5,7]	5,292	5,290
	BX Trust, Series 2021-VOLT, Class B, (1-month USD-LIBOR + 0.95%) 1.06% 2036[3,5,7]	570	567
	BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 1.407% 2036[3,5,7]	995	994
	BX Trust, Series 2021-ARIA, Class C, (1-month USD-LIBOR + 1.646%) 1.756% 2036[3,5,7]	996	994
	BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.78% 2038[3,5,7]	3,769	3,753
	BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 0.98% 2038[3,5,7]	436	434
	BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 1.21% 2038[3,5,7]	295	294
	BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 1.51% 2038[3,5,7]	746	743
	CIM Retail Portfolio Trust, Series 2021-RETL, Class A, (1-month USD-LIBOR + 1.40%) 1.51% 2036[3,5,7]	1,350	1,349
	Citigroup Commercial Mortgage Trust, Series 2016-C1, Class AS, 3.514% 2049[7]	250	264
	Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2049[7]	610	651

186	American Funds Insurance Series

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	Commercial Mortgage Trust, Series 2013-LC13, Class B, 5.009% 2046[3,5,7]	$ 312	$ 326
	Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 2047[7]	350	368
	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class C, 4.561% 2048[5,7]	204	213
	CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 2057[7]	1,332	1,377
	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 2049[7]	200	211
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.19% 2038[3,5,7]	2,865	2,873
	Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 1.49% 2038[3,5,7]	654	655
	Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 1.81% 2038[3,5,7]	891	893
	Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 2.36% 2038[3,5,7]	682	684
	Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[3,7]	1,897	1,898
	GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 2050[7]	400	429
	GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2052[7]	100	112
	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[7]	1,536	1,559
	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2047[7]	3,280	3,439
	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 2050[7]	640	691
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class A, 3.735% 2031[3,7]	785	802
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 2049[5,7]	2,040	2,199
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 1.16% 2038[3,5,7]	4,555	4,560
	MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 0.911% 2026[3,5,7]	154	154
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 2047[7]	5,446	5,716
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 2048[7]	410	429
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 2049[7]	245	266
	Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 2048[7]	730	778
	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class C, 4.761% 2049[5,7]	208	216
	Motel 6 Trust, Series 2021-MTL6, Class A, (1-month USD-LIBOR + 0.90%) 1.01% 2038[3,5,7]	818	818
	Motel 6 Trust, Series 2021-MTL6, Class B, (1-month USD-LIBOR + 1.20%) 1.31% 2038[3,5,7]	524	524
	Motel 6 Trust, Series 2021-MTL6, Class C, (1-month USD-LIBOR + 1.50%) 1.61% 2038[3,5,7]	157	157
	SLG Office Trust, Series 2021-OVA, Class A, 2.585% 2041[3,7]	4,674	4,795
	SREIT Trust, Series 2021-FLWR, Class A, (1-month USD-LIBOR + 0.577%) 0.686% 2036[3,5,7]	9,351	9,252
	SREIT Trust, Series 2021-FLWR, Class B, (1-month USD-LIBOR + 0.926%) 1.036% 2036[3,5,7]	1,000	990
	SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 0.841% 2038[3,5,7]	8,739	8,711
	SREIT Trust, Series 2021-MFP, Class B, (1-month USD-LIBOR + 1.079%) 1.19% 2038[3,5,7]	263	262
	SREIT Trust, Series 2021-MFP, Class C, (1-month USD-LIBOR + 1.329%) 1.439% 2038[3,5,7]	141	140
	Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A-4, 3.789% 2048[7]	2,413	2,542
	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class C, 4.093% 2048[5,7]	220	227
	Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 2049[7]	2,550	2,777

American Funds Insurance Series	187

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 2052[7]	$ 1,019	$ 1,091
	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class AS, 3.988% 2059[7]	250	266
	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 2060[7]	205	222

			126,121

Other mortgage-backed securities 0.24%	Nykredit Realkredit AS, Series 01E, 1.00% 2053[7]	DKr110,520	15,947
	Nykredit Realkredit AS, Series CCE, 1.00% 2050[7]	79,480	11,614
	Realkredit Danmark AS 1.00% 2053[7]	30,000	4,332

			31,893

	Total mortgage-backed obligations		1,738,723

Asset-backed obligations 4.17%
	Aesop Funding LLC, Series 2019-2A, Class A, 3.35% 2025[3,7]	$ 2,210	2,317
	Aesop Funding LLC, Series 2018-2A, Class A, 4.00% 2025[3,7]	2,755	2,906
	Aesop Funding LLC, Series 2020-1A, Class A, 2.33% 2026[3,7]	7,689	7,885
	Aesop Funding LLC, Series 2021-1A, Class A, 1.38% 2027[3,7]	3,445	3,390
	Aesop Funding LLC, Series 2021-1A, Class B, 1.63% 2027[3,7]	531	522
	Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[3,7]	2,427	2,458
	Aesop Funding LLC, Series 2021-1A, Class C, 2.13% 2027[3,7]	193	190
	Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[3,7]	623	647
	Aesop Funding LLC, Series 2020-2A, Class C, 4.25% 2027[3,7]	1,279	1,362
	Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.03% 2026[3,7]	701	697
	Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 2026[3,7]	1,439	1,434
	American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 2026[3,7]	2,602	2,621
	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 2026[3,7]	2,500	2,533
	American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 2027[3,7]	1,465	1,459
	American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 2027[3,7]	806	800
	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 2027[7]	997	985
	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 2027[7]	1,109	1,091
	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 2027[7]	2,613	2,573
	Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.16% 2030[3,5,7]	575	575
	Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 2034[3,7]	300	299
	Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 2034[3,7]	269	265
	Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 2046[3,7]	4,518	4,469
	Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 2046[3,7]	518	513
	CarMaxAuto Owner Trust, Series 2019-2, Class C, 3.16% 2025[7]	400	410
	CarMaxAuto Owner Trust, Series 2021-1, Class C, 0.94% 2026[7]	210	206
	CarMaxAuto Owner Trust, Series 2021-1, Class D, 1.28% 2027[7]	206	203
	Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 2028[7]	538	538
	Carvana Auto Receivables Trust, Series 2021-N4, Class A2, 1.80% 2028[7]	884	887
	Castlelake Aircraft Securitization Trust, Series 2021-2A, Class A, 2.868% 2037[3,7]	16,798	16,678
	Castlelake Aircraft Securitization Trust, Series 2021-2A, Class C, 3.602% 2037[3,7]	6,497	6,534
	Castlelake Aircraft Securitization Trust, Series 2021-2A, Class C, 5.75% 2037[3,7]	698	703
	Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 2041[3,7]	1,062	1,050
	CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[3,7]	18,930	18,796
	CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[3,7]	1,992	1,960
	CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[3,7]	3,441	3,441
	CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[3,7]	373	372
	CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[3,7]	6,134	6,026
	CF Hippolyta LLC, Series 2021-1, Class B1, 1.98% 2061[3,7]	1,943	1,916
	CLI Funding VI LLC, Series 2020-2A, Class A, 2.03% 2045[3,7]	2,618	2,603
	CLI Funding VI LLC, Series 2020-3A, Class A, 2.07% 2045[3,7]	5,530	5,501
	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64% 2046[3,7]	4,376	4,283
	CLI Funding VIII LLC, Series 2021-1A, Class B, 2.38% 2046[3,7]	491	484

188	American Funds Insurance Series

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
CPS Auto Receivables Trust, Series 2019-B, Class C, 3.35% 2024[3,7]	$ 58	$ 58
CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84% 2025[3,7]	284	285
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 2025[3,7]	1,125	1,142
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 2025[3,7]	3,045	3,079
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.83% 2026[3,7]	694	689
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 2026[3,7]	590	584
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[3,7]	7,411	7,471
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00% 2030[3,7]	1,900	1,886
Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65% 2025[7]	2,524	2,521
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[7]	3,851	3,884
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 2025[7]	2,220	2,236
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 2026[7]	4,020	4,104
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 2027[7]	5,369	5,371
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 2029[7]	4,053	4,036
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[3,7]	558	562
Drivetime Auto Owner Trust, Series 2019-3, Class D, 2.96% 2025[3,7]	1,915	1,956
Drivetime Auto Owner Trust, Series 2019-2A, Class C, 3.18% 2025[3,7]	1,392	1,401
Drivetime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2025[3,7]	4,250	4,347
Drivetime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 2026[3,7]	825	819
Drivetime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 2026[3,7]	449	443
Drivetime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 2026[3,7]	817	819
Drivetime Auto Owner Trust, Series 2021-2A, Class B, 0.81% 2027[3,7]	1,179	1,177
Drivetime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2027[3,7]	1,231	1,222
Drivetime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2027[3,7]	832	824
Dryden Senior Loan Fund, CLO, Series 2014-33A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.124% 2029[3,5,7]	389	389
EDvestinU Private Education Loan LLC, Series 2021-A, Class A, 1.80% 2045[3,7]	525	517
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[3,7]	2,755	2,770
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30% 2024[3,7]	789	792
Exeter Automobile Receivables Trust, Series 2021-2, Class B, 0.57% 2025[7]	1,663	1,658
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 2025[7]	780	784
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 2025[3,7]	900	919
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 2025[3,7]	5,000	5,116
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 2025[3,7]	6,000	6,148
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 2026[7]	1,807	1,801
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 2026[7]	1,012	1,020
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 2027[7]	2,612	2,586
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[3,7]	18,109	17,671
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 2038[3,7]	1,395	1,395
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[3,7]	17,675	18,371
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[3,7]	30,070	31,706
Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1, 2.23% 2024[7]	2,625	2,657
FREED ABS Trust, Series 2021-2, Class A, 0.68% 2028[3,7]	785	784
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[3,7]	2,466	2,477
GCI Funding I LLC, Series 2021-1, Class A, 2.38% 2046[3,7]	1,579	1,569
GCI Funding I LLC, Series 2021-1, Class B, 3.04% 2046[3,7]	176	174
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[3,7]	3,329	3,338
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 2041[3,7]	11,074	10,915
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 2041[3,7]	3,083	3,050
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 2041[3,7]	241	238
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 2024[7]	301	307
GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 2024[7]	425	436
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 2023[3,7,10]	8,590	8,571
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[3,7]	18,033	17,879
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 2025[3,7]	1,171	1,161
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 2025[3,7]	810	803
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 2027[3,7]	19,539	19,292
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 2027[3,7]	1,264	1,255
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 2027[3,7]	859	854

American Funds Insurance Series	189

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 2026[3,7]	$ 1,935	$ 1,932
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 2026[3,7]	304	304
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636% 2046[3,7]	2,692	2,684
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 1.13% 2030[3,5,7]	900	900
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 1.274% 2029[3,5,7]	877	877
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 2026[3,7]	1,242	1,234
Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.24% 2026[3,7]	230	229
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 2069[3,7]	3,091	3,041
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[3,7]	5,177	5,105
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 2070[3,7]	1,046	1,043
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 2046[3,7]	4,724	4,718
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 0.844% 2062[3,5,7]	5,353	5,372
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 2062[3,7]	417	411
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[3,7]	7,044	6,927
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[3,7]	16,153	15,938
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[3,7]	50,765	49,855
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.094% 2030[3,5,7]	275	275
Oportun Funding LLC, Series 2021-A, Class A, 1.21% 2028[3,7]	240	240
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 1.102% 2027[3,5,7]	733	733
Palmer Square Loan Funding, CLO, Series 2019-1A, Class A1, (3-month USD-LIBOR + 1.05%) 1.182% 2027[3,5,7]	1,304	1,305
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.18% 2028[3,5,7]	1,682	1,683
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.032% 2029[3,5,7]	356	356
PFS Financing Corp., Series 2021-B, Class A, 0.775% 2026[3,7]	7,884	7,767
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 2024[3,7]	2,190	2,209
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 2025[3,7]	1,355	1,374
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD-LIBOR + 1.25%) 1.352% 2051[3,5,7]	1,020	1,020
Santander Drive Auto Receivables Trust, Series 2021-2, Class B, 0.59% 2025[7]	1,510	1,507
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 2025[7]	3,110	3,172
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 2026[7]	2,812	2,805
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 2026[7]	3,344	3,354
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 2026[7]	2,211	2,227
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 2027[7]	1,677	1,662
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 2027[7]	2,236	2,209
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 2027[7]	1,802	1,793
Slam, Ltd., Series 2021-1, Class A, 2.434% 2046[3,7]	2,823	2,775
Slam, Ltd., Series 2021-1, Class B, 3.422% 2046[3,7]	520	514
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.204% 2030[3,5,7]	475	475
Sprite, Ltd., Series 2021-1, Class A, 3.75% 2046[3,7]	3,559	3,505
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 2041[3,7]	472	469
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2033[3,7]	1,393	1,381
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2033[3,7]	1,598	1,593
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 2075[3,7]	2,889	2,854
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[3,7]	3,379	3,362
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 2045[3,7]	2,500	2,491
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 2045[3,7]	5,003	5,024
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2046[3,7]	6,770	6,599
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 2046[3,7]	5,680	5,671
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2046[3,7]	404	399
TIF Funding II LLC, Series 2020-1A, Class A, 2.09% 2045[3,7]	4,784	4,756

190	American Funds Insurance Series

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Asset-backed obligations (continued)
	TIF Funding II LLC, Series 2021-1A, Class A, 1.65% 2046[3,7]	$ 3,926	$ 3,813
	TIF Funding II LLC, Series 2021-1A, Class B, 2.54% 2046[3,7]	142	140
	Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[3,7]	6,000	6,199
	Triton Container Finance VIII LLC, Series 2020-1, Class A, 2.11% 2045[3,7]	11,512	11,443
	Triton Container Finance VIII LLC, Series 2021-1, Class A, 1.86% 2046[3,7]	4,621	4,536
	Triton Container Finance VIII LLC, Series 2021-1A, Class B, 2.58% 2046[3,7]	381	376
	Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 2025[3,7]	1,557	1,561
	Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 2026[3,7]	1,690	1,677
	Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 2026[3,7]	2,181	2,162
	Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 2026[3,7]	1,446	1,424
	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2026[3,7]	3,023	3,032

			549,393

Municipals 1.63%
California 0.06%	G.O. Bonds, Series 2009, 7.50% 2034	2,100	3,217
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034	650	655
	High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-A, 2.367% 2022	3,775	3,796

			7,668

Illinois 1.49%	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029	65	77
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	30,835	38,117
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	8,945	11,383
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 2025	2,500	2,391
	G.O. Bonds, Series 2013-B, 4.11% 2022	750	756
	G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,206
	G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	11,625	12,071
	G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	107,000	123,760
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,390
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,386

			196,537

New York 0.05%	Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 2.202% 2034	6,390	6,309

Texas 0.03%	Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	4,075	4,126

	Total municipals		214,640

Bonds & notes of governments & government agencies outside the U.S. 1.10%
	Chile (Republic of) 3.10% 2041	2,340	2,294
	China (People’s Republic of), Series INBK, 3.81% 2050	CNY13,380	2,251
	China (People’s Republic of), Series INBK, 3.72% 2051	48,340	8,051
	Colombia (Republic of) 4.125% 2051	$ 3,120	2,543
	Colombia (Republic of), Series B, 5.75% 2027	COP24,813,800	5,515
	Dominican Republic 5.95% 2027[3]	$ 8,100	9,032
	Hungary (Republic of) 2.125% 2031[3]	2,135	2,106
	Israel (State of) 3.375% 2050	4,750	5,148
	Israel (State of) 3.875% 2050	4,775	5,585

American Funds Insurance Series	191

The Bond Fund of America  (continued)

(formerly Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
Panama (Republic of) 3.87% 2060	$ 7,500	$7,528
Panama Bonos Del Tesoro 3.362% 2031	15,625	15,742
Paraguay (Republic of) 5.00% 2026	1,250	1,390
Peru (Republic of) 6.35% 2028	PEN5,840	1,541
Peru (Republic of) 5.94% 2029	6,005	1,542
Peru (Republic of) 2.783% 2031	$ 3,790	3,781
Peru (Republic of) 6.15% 2032	PEN12,950	3,260
Peru (Republic of) 3.00% 2034	$ 2,400	2,396
Philippines (Republic of) 3.20% 2046	4,900	4,995
Portuguese Republic 5.125% 2024	24,775	27,482
PT Indonesia Asahan Aluminium Tbk 5.71% 2023[3]	1,020	1,095
PT Indonesia Asahan Aluminium Tbk 4.75% 2025[3]	1,270	1,352
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[3]	340	388
PT Indonesia Asahan Aluminium Tbk 5.80% 2050[3]	1,150	1,332
Qatar (State of) 4.50% 2028[3]	5,100	5,866
Qatar (State of) 5.103% 2048[3]	3,400	4,609
Saudi Arabia (Kingdom of) 3.628% 2027[3]	5,000	5,427
Saudi Arabia (Kingdom of) 3.625% 2028[3]	11,435	12,474

		144,725

Federal agency bonds & notes 0.09%
Fannie Mae 2.125% 2026	11,910	12,363

	Total bonds, notes & other debt instruments (cost: $12,540,692,000)	12,806,734

Short-term securities 9.94%	Shares

Money market investments 9.94%
Capital Group Central Cash Fund 0.09%[11,12]	13,111,257	1,311,257

Total short-term securities (cost: $1,311,135,000)		1,311,257

Total investment securities 107.06% (cost: $13,851,827,000)		14,117,991
Other assets less liabilities (7.06)%		(931,412)

Net assets 100.00%		$13,186,579

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
90 Day Euro Dollar Futures	Long	2,771	September 2022	$ 687,173	$(1,383)
2 Year U.S. Treasury Note Futures	Long	227	March 2022	49,525	(16)
5 Year Euro-Bobl Futures	Short	70	March 2022	(10,619)	89
5 Year U.S. Treasury Note Futures	Short	2,794	March 2022	(338,008)	(321)
10 Year Euro-Bund Futures	Short	158	March 2022	(30,826)	594
10 Year U.S. Treasury Note Futures	Long	201	March 2022	26,224	(18)
10 Year Ultra U.S. Treasury Note Futures	Short	4,989	March 2022	(730,577)	(11,986)
20 Year U.S. Treasury Bond Futures	Long	1,948	March 2022	312,532	2,731
30 Year Ultra U.S. Treasury Bond Futures	Long	2,886	March 2022	568,903	10,333

					$23

192	American Funds Insurance Series

The Bond Fund of America  (continued)

(formerly Bond Fund)

Forward currency contracts

						Unrealized appreciation
Contract amount						(depreciation)
Currency purchased		Currency sold			Settlement	at 12/31/2021
(000)		(000)		Counterparty	date	(000)
USD	6,217	COP	24,638,500	Citibank	1/7/2022	$ 162
USD	6,982	EUR	6,167	Morgan Stanley	1/10/2022	(41)
USD	3,204	PEN	13,100	UBS AG	1/10/2022	(76)
USD	6,180	JPY	700,950	Bank of New York Mellon	1/13/2022	86
USD	14,857	EUR	13,145	Morgan Stanley	1/13/2022	(112)
USD	1,628	PEN	6,625	Citibank	1/14/2022	(31)
USD	30,955	DKK	203,975	JPMorgan Chase	1/18/2022	(284)
EUR	1,140	USD	1,290	Morgan Stanley	1/20/2022	8
KRW	25,803,000	USD	21,724	Citibank	1/21/2022	(39)
USD	643	PEN	2,650	Morgan Stanley	8/26/2022	(10)
USD	830	PEN	3,440	Citibank	8/26/2022	(18)
						$(355)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Unrealized
Receive		Pay					Upfront	appreciation
						Value at	premium	(depreciation)
	Payment		Payment	Expiration	Notional	12/31/2021	paid	at 12/31/2021
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)
SOFR	Annual	0.471%	Annual	10/26/2023	$87,775	$ 317	$–	$317
0.45801%	Annual	SOFR	Annual	10/26/2023	85,775	(330)	–	(330)
3-month USD-LIBOR	Quarterly	1.972%	Semi-annual	4/26/2051	23,200	(1,450)	–	(1,450)
3-month USD-LIBOR	Quarterly	1.9855%	Semi-annual	4/26/2051	34,500	(2,268)	–	(2,268)
3-month USD-LIBOR	Quarterly	1.953%	Semi-annual	4/27/2051	23,100	(1,339)	–	(1,339)
3-month USD-LIBOR	Quarterly	1.9895%	Semi-annual	4/27/2051	35,700	(2,381)	–	(2,381)
3-month USD-LIBOR	Quarterly	1.9778%	Semi-annual	4/28/2051	13,500	(862)	–	(862)
3-month USD-LIBOR	Quarterly	2.0295%	Semi-annual	5/5/2051	30,800	(2,351)	–	(2,351)
3-month USD-LIBOR	Quarterly	1.759%	Semi-annual	6/24/2051	27,250	(321)	–	(321)

							$–	$(10,985)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium received (000)	Unrealized appreciation at 12/31/2021 (000)
CDX.NA.HY.37	5.00%	Quarterly	12/20/2026	$30,400	$(2,779)	$(2,826)	$47

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2021 (000)
1.00%	Quarterly	CDX.NA.IG.37	12/20/2026	$47,440	$1,153	$1,126	$27

American Funds Insurance Series	193

The Bond Fund of America  (continued)

(formerly Bond Fund)

Investments in affiliates[12]

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2021 (000)	Dividend income (000)

Short-term securities 9.94%
Money market investments 9.94%
Capital Group Central Cash Fund 0.09%[11]	$2,690,045	$5,412,096	$6,790,830	$(158)	$104	$1,311,257	$1,432

[1]All or a portion of this security was pledged as collateral. The total value of pledged collateral was $44,674,000, which represented .34% of the net assets of the fund.
[2]Index-linked bond whose principal amount moves with a government price index.

 [3]Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,829,363,000, which represented 13.87% of the net assets of the fund.

[4]Step bond; coupon rate may change at a later date.

 [5]Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[6]Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[7]Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]Amount less than one thousand.
[9]Purchased on a TBA basis.
[10]Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $8,571,000, which represented .06% of the net assets of the fund.
[11]Rate represents the seven-day yield at 12/31/2021.
[12]Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations and symbols

Auth. = Authority

CLO = Collateralized Loan Obligations

CMO = Collateralized Mortgage Obligations

CNY = Chinese yuan renminbi

COP = Colombian pesos

DAC = Designated Activity Company

DKK/DKr = Danish kroner

EUR/€ = Euros

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

PEN = Peruvian nuevos soles

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

194	American Funds Insurance Series

Capital World Bond Fund

Investment portfolio December 31, 2021

Bonds, notes & other debt instruments 92.93%		Principal amount (000)	Value (000)
Euros 16.19%	Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]	€ 4,200	$ 5,164
	Altria Group, Inc. 1.00% 2023	1,020	1,173
	Altria Group, Inc. 1.70% 2025	1,600	1,894
	Altria Group, Inc. 2.20% 2027	2,900	3,516
	American Honda Finance Corp. 1.60% 2022	620	710
	American Honda Finance Corp. 1.95% 2024	560	673
	American Tower Corp. 0.45% 2027	2,525	2,844
	American Tower Corp. 0.875% 2029	1,470	1,657
	AT&T, Inc. 1.60% 2028	2,350	2,831
	Bank of America Corp. 3.648% 2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]	5,000	6,719
	Barclays Bank PLC 6.625% 2022	1,070	1,237
	CaixaBank, SA 2.25% 2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]	2,400	2,840
	Comcast Corp. 0% 2026	2,365	2,658
	Comcast Corp. 0.25% 2027	1,250	1,414
	Comcast Corp. 0.25% 2029	955	1,064
	Cote d’Ivoire (Republic of) 5.25% 2030	900	1,049
	Cote d’Ivoire (Republic of) 5.875% 2031	840	985
	Deutsche Telekom International Finance BV 7.50% 2033	200	388
	Dow Chemical Co. 0.50% 2027	1,110	1,260
	Egypt (Arab Republic of) 5.625% 2030	745	768
	Equinor ASA 1.375% 2032	2,550	3,090
	European Financial Stability Facility 0.40% 2025	6,000	6,996
	European Union 0% 2031	1,905	2,155
	European Union 0% 2035	220	240
	European Union 0.20% 2036	1,500	1,672
	French Republic O.A.T. 0% 2030	27,070	30,535
	French Republic O.A.T. 0.50% 2040	2,080	2,315
	French Republic O.A.T. 0.75% 2052	5,930	6,460
	Germany (Federal Republic of) 0% 2030	14,570	16,997
	Germany (Federal Republic of) 0% 2031	9,425	10,925
	Germany (Federal Republic of) 0% 2031	1,240	1,441
	Germany (Federal Republic of) 0% 2050	3,290	3,588
	Germany (Federal Republic of) 0% 2052	230	248
	Goldman Sachs Group, Inc. 3.375% 2025[2]	5,000	6,276
	Goldman Sachs Group, Inc. 1.00% 2033[2]	2,705	3,034
	Greece (Hellenic Republic of) 3.375% 2025	8,725	10,952
	Greece (Hellenic Republic of) 0.75% 2031	1,660	1,796
	Groupe BPCE SA 4.625% 2023	1,200	1,463
	Groupe BPCE SA 1.00% 2025	2,900	3,392
	Highland Holdings SARL 0.318% 2026	205	233
	Honeywell International, Inc. 0.75% 2032	370	419
	Intesa Sanpaolo SpA 6.625% 2023	510	640
	Ireland (Republic of) 0.20% 2030	900	1,032
	Ireland (Republic of) 0% 2031	1,500	1,668
	Israel (State of) 2.875% 2024	1,180	1,431
	Italy (Republic of) 1.85% 2025	21,390	25,759
	Italy (Republic of) 0.95% 2027	1,745	2,029
	Italy (Republic of) 0.25% 2028	15,970	17,735
	Italy (Republic of) 2.80% 2028	5,828	7,571
	Italy (Republic of) 1.35% 2030	1,657	1,950
	Italy (Republic of) 1.65% 2030	7,400	8,864
	JPMorgan Chase & Co. 0.389% 2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]	3,208	3,630
	Lloyds Banking Group PLC 1.75% 2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]	2,400	2,807
	Morocco (Kingdom of) 3.50% 2024	1,400	1,707
	Morocco (Kingdom of) 1.50% 2031	4,100	4,301
	Petroleos Mexicanos 5.50% 2025	2,520	3,115
	Philippines (Republic of) 0.25% 2025	1,470	1,670
	Philippines (Republic of) 0.70% 2029	940	1,063
	Portuguese Republic 0.475% 2030	1,610	1,863

American Funds Insurance Series	195

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Euros (continued)	Quebec (Province of) 0.25% 2031	€920	$ 1,030
	Romania 1.75% 2030	2,560	2,726
	Romania 3.624% 2030	3,660	4,527
	Romania 2.00% 2032	1,605	1,701
	Romania 2.00% 2033	2,900	3,017
	Russian Federation 2.875% 2025	3,000	3,673
	Russian Federation 2.875% 2025	1,500	1,837
	Serbia (Republic of) 3.125% 2027	11,497	13,983
	Serbia (Republic of) 1.50% 2029	4,943	5,455
	Serbia (Republic of) 2.05% 2036	2,235	2,336
	Spain (Kingdom of) 2.75% 2024	2,310	2,873
	Spain (Kingdom of) 0.80% 2027	10,570	12,559
	Spain (Kingdom of) 1.45% 2029	1,890	2,344
	Spain (Kingdom of) 1.25% 2030	4,740	5,787
	Spain (Kingdom of) 0.50% 2031	4,645	5,260
	Spain (Kingdom of) 2.70% 2048	850	1,272
	State Grid Europe Development PLC 1.50% 2022	194	221
	State Grid Overseas Investment, Ltd. 1.25% 2022	765	877
	State Grid Overseas Investment, Ltd. 1.375% 2025	441	521
	State Grid Overseas Investment, Ltd. 2.125% 2030	200	247
	Stryker Corp. 0.25% 2024	480	549
	Stryker Corp. 0.75% 2029	980	1,124
	Stryker Corp. 1.00% 2031	450	519
	Toyota Motor Credit Corp. 0.125% 2027	1,850	2,077
	Tunisia (Republic of) 6.75% 2023	5,209	4,975
	Turkey (Republic of) 4.375% 2027	950	1,014
	Ukraine 6.75% 2026	3,119	3,390
	Ukraine 6.75% 2026	1,225	1,331
	Ukraine 4.375% 2030	2,705	2,489
	Verizon Communications, Inc. 0.375% 2029	3,470	3,889

			337,509

Chinese yuan renminbi 8.73%	Agricultural Development Bank of China 3.75% 2029	CNY9,850	1,612
	Agricultural Development Bank of China 2.96% 2030	90,980	14,112
	China (People’s Republic of), Series INBK, 3.03% 2026	29,900	4,778
	China (People’s Republic of), Series 1916, 3.12% 2026	70,970	11,387
	China (People’s Republic of), Series INBK, 2.85% 2027	98,450	15,604
	China (People’s Republic of), Series INBK, 3.28% 2027	11,860	1,921
	China (People’s Republic of), Series INBK, 2.91% 2028	26,280	4,154
	China (People’s Republic of), Series 1906, 3.29% 2029	73,800	11,905
	China (People’s Republic of), Series INBK, 2.68% 2030	36,630	5,664
	China (People’s Republic of), Series INBK, 3.27% 2030	58,490	9,494
	China (People’s Republic of), Series 1910, 3.86% 2049	191,540	32,395
	China (People’s Republic of), Series INBK, 3.39% 2050	8,370	1,307
	China (People’s Republic of), Series INBK, 3.81% 2050	24,370	4,099
	China Development Bank Corp., Series 1814, 4.15% 2025	20,900	3,433
	China Development Bank Corp., Series 1909, 3.50% 2026	10,400	1,672
	China Development Bank Corp., Series 1904, 3.68% 2026	11,700	1,895
	China Development Bank Corp., Series 2009, 3.39% 2027	11,130	1,784
	China Development Bank Corp., Series 2004, 3.43% 2027	26,540	4,263
	China Development Bank Corp., Series 1805, 4.04% 2028	131,350	21,884
	China Development Bank Corp., Series 1805, 4.88% 2028	33,380	5,791
	China Development Bank Corp., Series 1905, 3.48% 2029	66,100	10,652
	China Development Bank Corp., Series 2005, 3.07% 2030	78,250	12,226

			182,032

Japanese yen 8.56%	Export-Import Bank of India 0.59% 2022	¥400,000	3,475
	Goldman Sachs Group, Inc. 2.80% 2022[2]	100,000	871
	Groupe BPCE SA 0.64% 2022	400,000	3,478
	Indonesia (Republic of) 0.54% 2022	100,000	871

196	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Japanese yen (continued)	Intesa Sanpaolo SpA 1.36% 2022	¥600,000	$ 5,227
	Japan, Series 18, 0.10% 2024[3]	1,029,096	9,099
	Japan, Series 19, 0.10% 2024[3]	448,462	3,979
	Japan, Series 21, 0.10% 2026[3]	994,500	8,896
	Japan, Series 346, 0.10% 2027	2,525,700	22,163
	Japan, Series 356, 0.10% 2029	3,529,000	31,021
	Japan, Series 24, 0.10% 2029[3]	359,439	3,248
	Japan, Series 116, 2.20% 2030	576,100	5,924
	Japan, Series 26, 0.005% 2031[3]	509,959	4,608
	Japan, Series 362, 0.10% 2031	737,200	6,450
	Japan, Series 363, 0.10% 2031	657,300	5,741
	Japan, Series 145, 1.70% 2033	1,851,000	18,905
	Japan, Series 152, 1.20% 2035	987,100	9,664
	Japan, Series 21, 2.30% 2035	720,000	8,008
	Japan, Series 173, 0.40% 2040	492,000	4,250
	Japan, Series 37, 0.60% 2050	694,500	5,919
	Japan, Series 70, 0.70% 2051	925,450	8,090
	Philippines (Republic of) 0.001% 2024	900,000	7,780
	United Mexican States 0.62% 2022	100,000	870

			178,537

British pounds 3.84%	American Honda Finance Corp. 0.75% 2026	£ 1,420	1,858
	France Télécom 5.375% 2050	300	663
	Lloyds Banking Group PLC 7.625% 2025	655	1,052
	United Kingdom 0.125% 2024	4,400	5,890
	United Kingdom 1.00% 2024	14,820	20,229
	United Kingdom 2.75% 2024	1,210	1,727
	United Kingdom 0.125% 2026	425	561
	United Kingdom 4.25% 2027	1,120	1,818
	United Kingdom 0.375% 2030	4,970	6,423
	United Kingdom 4.75% 2030	11,320	20,372
	United Kingdom 0.875% 2033	2,765	3,677
	United Kingdom 0.875% 2046	6,030	7,617
	United Kingdom 0.625% 2050	2,805	3,340
	United Kingdom 1.25% 2051	3,560	4,944

			80,171

Danish kroner 3.05%	Nordea Kredit 0.50% 2040[4]	DKr18,573	2,701
	Nykredit Realkredit AS, Series 01E, 0.50% 2040[4]	140,271	20,390
	Nykredit Realkredit AS, Series 01E, 0.50% 2043[4]	180,173	25,894
	Nykredit Realkredit AS, Series 01E, 1.00% 2053[4]	90,474	13,054
	Nykredit Realkredit AS, Series CCE, 1.00% 2050[4]	7,240	1,058
	Realkredit Danmark AS 1.00% 2053[4]	2,800	404

			63,501

Canadian dollars 2.48%	Canada 1.00% 2022	C$1,050	833
	Canada 2.25% 2025	15,900	13,033
	Canada 0.25% 2026	5,800	4,405
	Canada 2.25% 2029	35,740	30,140
	Canada 2.75% 2048	3,500	3,407

			51,818

Mexican pesos 1.83%	Petróleos Mexicanos 7.19% 2024	MXN83,847	3,894
	Petróleos Mexicanos 7.47% 2026	95,267	4,231
	United Mexican States, Series M, 7.50% 2027	328,420	16,096
	United Mexican States, Series M20, 8.50% 2029	140,400	7,262

American Funds Insurance Series	197

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mexican pesos (continued)	United Mexican States, Series M, 7.75% 2031	MXN58,000	$ 2,866
	United Mexican States, Series M30, 8.50% 2038	21,100	1,086
	United Mexican States, Series M, 8.00% 2047	56,500	2,739

			38,174

Russian rubles 1.68%	Russian Federation 7.00% 2023	RUB430,300	5,627
	Russian Federation 6.90% 2029	403,750	4,976
	Russian Federation 7.65% 2030	712,330	9,160
	Russian Federation 5.90% 2031	79,600	902
	Russian Federation 6.90% 2031	212,995	2,591
	Russian Federation 8.50% 2031	475,380	6,450
	Russian Federation 7.70% 2033	295,840	3,796
	Russian Federation 7.25% 2034	121,920	1,504

			35,006

Malaysian ringgits 1.52%	Malaysia (Federation of), Series 0316, 3.90% 2026	MYR5,900	1,464
	Malaysia (Federation of), Series 0219, 3.885% 2029	24,615	6,035
	Malaysia (Federation of), Series 0418, 4.893% 2038	45,447	11,922
	Malaysia (Federation of), Series 0519, 3.757% 2040	40,283	9,238
	Malaysia (Federation of), Series 0518, 4.921% 2048	3,322	870
	Malaysia (Federation of), Series 0519, 4.638% 2049	4,521	1,110
	Malaysia (Federation of), Series 0120, 4.065% 2050	4,652	1,092

			31,731

Australian dollars 1.05%	Australia (Commonwealth of), Series 163, 1.00% 2031	A$31,864	21,812

Indonesian rupiah 0.74%	Indonesia (Republic of), Series 84, 7.25% 2026	IDR22,733,000	1,730
	Indonesia (Republic of), Series 56, 8.375% 2026	6,725,000	533
	Indonesia (Republic of), Series 59, 7.00% 2027	51,565,000	3,885
	Indonesia (Republic of), Series 78, 8.25% 2029	53,220,000	4,170
	Indonesia (Republic of), Series 82, 7.00% 2030	39,572,000	2,882
	Indonesia (Republic of), Series 68, 8.375% 2034	27,353,000	2,157

			15,357

Colombian pesos 0.71%	Colombia (Republic of), Series B, 5.75% 2027	COP16,096,300	3,577
	Colombia (Republic of), Series B, 7.00% 2031	19,961,800	4,536
	Colombia (Republic of), Series B, 7.25% 2050	31,167,000	6,604

			14,717

Brazilian reais 0.46%	Brazil (Federative Republic of) 6.00% 2024[3]	BRL52,110	9,535

South Korean won 0.42%	South Korea (Republic of), Series 2503, 1.50% 2025	KRW5,183,670	4,315
	South Korea (Republic of), Series 2712, 2.375% 2027	5,158,930	4,395

			8,710

Czech korunas 0.38%	Czech Republic 0% 2024	CZK87,290	3,633
	Czech Republic 1.25% 2025	102,510	4,402

			8,035

198	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Polish zloty 0.30%	Poland (Republic of), Series 0725, 3.25% 2025	PLN21,220	$5,189
	Poland (Republic of), Series 1029, 2.75% 2029	4,900	1,137

			6,326

Peruvian nuevos soles 0.26%	Peru (Republic of) 5.94% 2029	PEN15,395	3,952
	Peru (Republic of) 6.15% 2032	5,980	1,506

			5,458

Norwegian kroner 0.25%	Norway (Kingdom of) 1.75% 2025	NKr45,475	5,200

Indian rupees 0.24%	India (Republic of) 5.15% 2025	INR331,570	4,385
	National Highways Authority of India 7.27% 2022	50,000	681

			5,066

Ukrainian hryvnia 0.24%	Ukraine 16.06% 2022	UAH86,536	3,293
	Ukraine 17.25% 2022	47,384	1,738

			5,031

Chilean pesos 0.18%	Chile (Republic of) 1.50% 2026[3]	CLP713,154	823
	Chile (Republic of) 4.50% 2026	50,000	57
	Chile (Republic of) 5.00% 2028	955,000	1,087
	Chile (Republic of) 1.90% 2030[3]	682,148	776
	Chile (Republic of) 4.70% 2030	940,000	1,032

			3,775

South African rand 0.10%	South Africa (Republic of), Series R-2030, 8.00% 2030	ZAR7,920	459
	South Africa (Republic of), Series R-2048, 8.75% 2048	30,850	1,611

			2,070

Romanian leu 0.06%	Romania 4.75% 2025	RON5,000	1,156

U.S. dollars 39.66%	7-Eleven, Inc. 0.95% 2026[2]	$ 520	504
	7-Eleven, Inc. 1.30% 2028[2]	2,180	2,078
	7-Eleven, Inc. 1.80% 2031[2]	2,015	1,909
	AbbVie, Inc. 2.90% 2022	1,170	1,192
	AbbVie, Inc. 3.20% 2022	200	203
	Abu Dhabi (Emirate of) 2.50% 2025[2]	2,195	2,281
	ACE INA Holdings, Inc. 2.875% 2022	195	198
	ACE INA Holdings, Inc. 3.35% 2026	195	209
	ACE INA Holdings, Inc. 4.35% 2045	425	527
	Advisor Group Holdings, LLC 6.25% 2028[2]	425	442
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026	2,102	2,120
	Aeropuerto International de Tocume SA 5.125% 2061[2]	660	693
	Aetna, Inc. 2.80% 2023	340	348
	AG Merger Sub II, Inc. 10.75% 2027[2]	311	346
	Alabama Power Co. 3.00% 2052	980	980
	Albertsons Companies, Inc. 3.50% 2029[2]	125	125
	Alcoa Netherlands Holding BV 4.125% 2029[2]	75	77
	Alexandria Real Estate Equities, Inc. 1.875% 2033	2,047	1,926
	Allegheny Technologies, Inc. 4.875% 2029	70	70
	Allegheny Technologies, Inc. 5.125% 2031	53	53

American Funds Insurance Series	199

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Alliant Holdings Intermediate, LLC 6.75% 2027[2]	$ 410	$ 426
	Alliant Holdings Intermediate, LLC / Alliant Holdings 5.875% 2029[2]	95	97
	Allied Universal Holdco LLC 9.75% 2027[2]	235	251
	Allied Universal Holdco LLC 6.00% 2029[2]	300	292
	Allstate Corp. 0.75% 2025	1,563	1,524
	Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[5,6]	650	650
	Altice France SA 5.125% 2029[2]	200	195
	Altria Group, Inc. 5.95% 2049	131	164
	Amazon.com, Inc. 1.50% 2030	2,040	1,979
	Amazon.com, Inc. 2.50% 2050	2,500	2,387
	American Airlines, Inc. 5.50% 2026[2]	135	141
	American Airlines, Inc. 5.75% 2029[2]	135	145
	American Campus Communities, Inc. 3.75% 2023	1,810	1,860
	American Campus Communities, Inc. 4.125% 2024	1,195	1,277
	American Electric Power Company, Inc. 1.00% 2025	250	245
	Amgen, Inc. 1.90% 2025	580	591
	Amgen, Inc. 2.20% 2027	445	456
	Amipeace, Ltd. 2.50% 2024	4,100	4,226
	AmWINS Group, Inc. 4.875% 2029[2]	45	46
	Anglo American Capital PLC 2.25% 2028[2]	454	446
	Anglo American Capital PLC 3.95% 2050[2]	521	554
	Angola (Republic of) 9.50% 2025	2,400	2,576
	Anheuser-Busch InBev NV 4.75% 2029	2,535	2,953
	Anheuser-Busch InBev NV 4.50% 2050	2,250	2,780
	Apache Corp. 4.375% 2028	126	137
	Apple, Inc. 3.35% 2027	1,075	1,167
	Apple, Inc. 2.40% 2050	1,100	1,036
	Ardagh Group SA 6.50% Cash 2027[2,7]	210	217
	Aretec Escrow Issuer, Inc. 7.50% 2029[2]	270	277
	Argentine Republic 0.50% 2030 (0.75% on 7/9/2023)[1]	1,921	677
	Argentine Republic 1.125% 2035 (1.50% on 7/9/2022)[1]	3,025	972
	Artera Services, LLC 9.033% 2025[2]	200	212
	Arthur J. Gallagher & Co. 3.50% 2051	34	36
	Asbury Automotive Group, Inc. 4.625% 2029[2]	25	25
	Asbury Automotive Group, Inc. 5.00% 2032[2]	35	36
	Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[5,6]	120	120
	Ascent Resources - Utica LLC 8.25% 2028[2]	230	240
	Ascent Resources - Utica LLC 5.875% 2029[2]	100	96
	Associated Materials, LLC 9.00% 2025[2]	400	428
	AssuredPartners, Inc. 7.00% 2025[2]	200	202
	AssuredPartners, Inc. 5.625% 2029[2]	230	224
	AstraZeneca Finance LLC 1.75% 2028	685	682
	AstraZeneca Finance LLC 2.25% 2031	100	101
	AstraZeneca PLC 3.50% 2023	2,700	2,819
	AstraZeneca PLC 3.00% 2051	657	690
	AT&T, Inc. 3.50% 2053	2,070	2,092
	Atkore, Inc. 4.25% 2031[2]	25	26
	Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 3.50% 2028[5,6]	150	150
	Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 6.25% 2029[5,6]	260	264
	Avantor Funding, Inc. 3.875% 2029[2]	125	127
	Axiata SPV2 Bhd. 2.163% 2030	651	645
	Baidu, Inc. 3.425% 2030	675	709
	Bank of America Corp. 1.53% 2025 (USD-SOFR + 0.65% on 12/6/2024)[1]	6,260	6,274
	Bank of America Corp. 2.456% 2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[1]	847	870
	Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[1]	3,745	3,720
	Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[1]	4,780	4,705
	Bausch Health Companies, Inc. 9.25% 2026[2]	275	291
	Bausch Health Companies, Inc. 5.75% 2027[2]	200	208
	Bausch Health Companies, Inc. 4.875% 2028[2]	185	189
	Bausch Health Companies, Inc. 5.25% 2031[2]	210	185
	Bayer AG 3.375% 2024[2]	840	879
	Bayer US Finance II LLC 4.25% 2025[2]	203	220

200	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Bayerische Motoren Werke AG 2.95% 2022[2]	$3,675	$3,701
	Bayerische Motoren Werke AG 3.90% 2025[2]	900	969
	Bayerische Motoren Werke AG 4.15% 2030[2]	900	1,020
	Beasley Mezzanine Holdings, LLC 8.625% 2026[2]	30	30
	Belarus (Republic of) 6.875% 2023	4,955	4,912
	Belarus (Republic of) 7.625% 2027	2,100	1,940
	Berkshire Hathaway Energy Company 2.85% 2051	300	289
	Black Knight, Inc. 3.625% 2028[2]	195	195
	Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[2]	120	127
	Bluestar Finance Holdings, Ltd. 3.10% junior subordinated perpetual bonds (3-year UST Yield Curve Rate T Note Constant Maturity + 5.634% on 7/12/2024)[1]	575	579
	BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 2026[5,6]	25	25
	BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[1,2]	700	687
	BNP Paribas 2.871% 2032 (USD-SOFR + 1.387% on 4/19/2031)[1,2]	1,275	1,294
	Boeing Company 5.15% 2030	4,000	4,664
	Bombardier, Inc. 7.125% 2026[2]	175	182
	Bombardier, Inc. 7.875% 2027[2]	125	130
	Bombardier, Inc. 6.00% 2028[2]	90	90
	Bombardier, Inc. 7.45% 2034[2]	125	154
	Bonanza Creek Energy, Inc. 5.00% 2026[2]	30	30
	Boyd Gaming Corp. 4.75% 2027	170	174
	Brandywine Operating Partnership LP 3.95% 2023	190	195
	Braskem SA 4.50% 2030[2]	745	794
	Brightstar Escrow Corp. 9.75% 2025[2]	180	193
	British American Tobacco PLC 2.789% 2024	1,150	1,186
	British American Tobacco PLC 3.215% 2026	955	995
	British American Tobacco PLC 3.557% 2027	1,545	1,622
	British American Tobacco PLC 3.462% 2029	1,150	1,193
	British American Tobacco PLC 4.758% 2049	894	962
	Broadcom, Inc. 3.15% 2025	212	222
	Broadcom, Inc. 4.15% 2030	1,450	1,609
	Broadcom, Inc. 3.419% 2033[2]	698	732
	Broadcom, Inc. 3.469% 2034[2]	48	50
	Broadcom, Inc. 3.75% 2051[2]	926	970
	BWX Technologies, Inc. 4.125% 2029[2]	185	188
	CA Magnum Holdings 5.375% 2026[2]	200	207
	Caesars Entertainment, Inc. 6.25% 2025[2]	50	53
	Caesars Entertainment, Inc. 4.625% 2029[2]	40	40
	California Resources Corp. 7.125% 2026[2]	100	104
	Canadian Natural Resources, Ltd. 2.95% 2030	2,343	2,375
	Canadian Pacific Railway, Ltd. 2.45% 2031	774	790
	Canadian Pacific Railway, Ltd. 3.10% 2051	941	970
	Canpack SA / Canpack US, LLC 3.875% 2029[2]	90	88
	Carnival Corp. 4.00% 2028[2]	175	174
	Carnival Corp. 6.00% 2029[2]	120	120
	Carrier Global Corp. 2.242% 2025	530	543
	Carvana Co. 5.50% 2027[2]	10	10
	Carvana Co. 4.875% 2029[2]	145	138
	Castlelake Aviation Finance DAC 5.00% 2027[2]	175	174
	CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	2,650	2,841
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[2]	575	589
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[2]	165	172
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[2]	200	202
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2033[2]	282	288
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2034[2]	125	123
	CEC Entertainment, Inc. 6.75% 2026[2]	135	132
	Centene Corp. 2.45% 2028	40	39
	Centene Corp. 4.625% 2029	375	405
	Centene Corp. 2.50% 2031	155	151
	Centene Corp. 2.625% 2031	25	25
	Centerfield Media Parent, Inc. 6.625% 2026[2]	125	125
	Central Garden & Pet Co. 4.125% 2030	99	100

American Funds Insurance Series	201

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Central Garden & Pet Co. 4.125% 2031[2]	$ 120	$ 121
	Charles River Laboratories International, Inc. 4.25% 2028[2]	80	83
	Cheniere Energy Partners LP 4.50% 2029	210	223
	Cheniere Energy Partners LP 4.00% 2031	100	105
	Cheniere Energy Partners LP 3.25% 2032[2]	66	67
	Chesapeake Energy Corp. 4.875% 2022[8]	915	18
	Chesapeake Energy Corp. 5.50% 2026[2]	100	105
	Chesapeake Energy Corp. 5.875% 2029[2]	35	37
	China Construction Bank Corp. (Hong Kong Branch) 1.00% 2023	6,000	5,988
	Cigna Corp. 4.125% 2025	741	811
	Cigna Corp. 2.375% 2031	1,571	1,581
	Citigroup, Inc. 0.981% 2025 (USD-SOFR + 0.669% on 5/1/2024)[1]	808	802
	Citigroup, Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[1]	4,500	4,721
	Clarivate Science Holdings Corp. 3.875% 2028[2]	65	65
	Cleveland-Cliffs, Inc. 9.875% 2025[2]	171	194
	Cleveland-Cliffs, Inc. 6.75% 2026[2]	105	111
	Cleveland-Cliffs, Inc. 4.875% 2031[2]	140	146
	CMS Energy Corp. 3.875% 2024	100	105
	CMS Energy Corp. 3.00% 2026	1,200	1,253
	CNX Resources Corp. 7.25% 2027[2]	210	223
	CNX Resources Corp. 6.00% 2029[2]	120	125
	Cogent Communications Group, Inc. 3.50% 2026[2]	260	264
	Coinbase Global, Inc. 3.375% 2028[2]	125	117
	Coinbase Global, Inc. 3.625% 2031[2]	125	115
	Colombia (Republic of) 3.875% 2027	350	353
	Comcast Corp. 3.95% 2025	2,610	2,852
	Commonwealth Bank of Australia 2.688% 2031[2]	4,650	4,578
	Compass Diversified Holdings 5.25% 2029[2]	270	283
	Compass Diversified Holdings 5.00% 2032[2]	65	67
	Comstock Resources, Inc. 6.75% 2029[2]	140	152
	Comstock Resources, Inc. 5.875% 2030[2]	85	87
	Constellation Oil Services Holding SA 10.00% PIK 2024[2,7,8]	2,741	858
	Constellium SE 3.75% 2029[2]	125	123
	Consumers Energy Co. 3.375% 2023	345	357
	Convey Park Energy LLC 7.50% 2025[2]	125	129
	CoreLogic, Inc. 4.50% 2028[2]	304	303
	CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[5,6]	100	101
	Corporate Office Properties LP 2.75% 2031	1,212	1,206
	Costa Rica (Republic of) 6.125% 2031[2]	640	648
	Coty, Inc. 4.75% 2029[2]	50	51
	Covert Mergeco, Inc. 4.875% 2029[2]	20	20
	CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50% 2031[2]	400	418
	Crédit Agricole SA 4.375% 2025[2]	1,100	1,183
	Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]	2,675	2,682
	Credit Suisse Group AG 2.95% 2025	875	917
	Credit Suisse Group AG 3.091% 2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]	1,000	1,019
	Crestwood Midstream Partners LP 6.00% 2029[2]	85	88
	Crown Castle International Corp. 2.50% 2031	767	762
	CSX Corp. 3.80% 2050	75	86
	CSX Corp. 2.50% 2051	1,075	996
	CVR Partners LP 9.25% 2023[2]	23	23
	CVR Partners LP 6.125% 2028[2]	120	127
	CVS Health Corp. 3.50% 2022	430	435
	Dana, Inc. 4.25% 2030	10	10
	Danske Bank AS 2.70% 2022[2]	1,400	1,405
	Danske Bank AS 3.875% 2023[2]	1,675	1,743
	DaVita, Inc. 4.625% 2030[2]	90	92
	Dell International LLC / EMC Corp. 8.10% 2036	27	41
	Deluxe Corp. 8.00% 2029[2]	20	21
	Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	850	849
	Deutsche Telekom International Finance BV 9.25% 2032	930	1,487
	Development Bank of Mongolia LLC 7.25% 2023	1,980	2,089

202	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[2,6,7]	$ 30	$ 30
	Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[6,7]	27	27
	Diamond Sports Group LLC 6.625% 2027[2]	385	109
	Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 2.875% 2023[5,6]	107	106
	Diebold Nixdorf, Inc. 9.375% 2025[2]	320	345
	Diebold, Inc. 8.50% 2024	150	150
	Digital Currency Group, Inc., Term Loan,
	(3-month USD-LIBOR + 7.00%) 7.00% 2026[5,6,9,10]	19	18
	Digital Currency Group, Inc., Term Loan, 8.75% 2026[5,9,10]	26	24
	DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 5.75% 2027[5,6]	112	113
	DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 5.875% 2027[2]	180	185
	Discovery Communications, Inc. 3.625% 2030	468	501
	DISH DBS Corp. 5.25% 2026[2]	65	66
	Dominican Republic 5.50% 2025[2]	1,375	1,490
	Dominican Republic 8.625% 2027[2]	225	269
	Dominican Republic 6.40% 2049[2]	1,613	1,698
	DT Midstream, Inc. 4.125% 2029[2]	105	108
	Duke Energy Corp. 3.75% 2024	550	578
	Duke Energy Progress, LLC 2.00% 2031	2,360	2,308
	Dun & Bradstreet Corp. 5.00% 2029[2]	77	79
	Edison International 5.75% 2027	370	422
	Edison International 4.125% 2028	2,390	2,525
	Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[1]	100	102
	Egypt (Arab Republic of) 7.50% 2027[2]	2,200	2,296
	Electricité de France SA 4.875% 2038[2]	795	965
	EMD Finance LLC 2.95% 2022[2]	225	225
	EMD Finance LLC 3.25% 2025[2]	2,924	3,079
	Empresas Publicas de Medellin ESP 4.25% 2029[2]	1,030	979
	Enbridge, Inc. 4.00% 2023	600	627
	Endo DAC / Endo Finance LLC / Endo Finco 6.00% 2028[2]	292	218
	Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[2]	225	221
	Enel Finance International SA 3.625% 2027[2]	2,375	2,568
	Energy Transfer Operating LP 5.00% 2050	3,408	3,931
	Energy Transfer Partners LP 6.00% 2048	47	59
	Energy Transfer Partners LP 6.25% 2049	565	739
	ENN Energy Holdings, Ltd. 2.625% 2030[2]	2,982	2,967
	Entergy Corp. 0.90% 2025	750	727
	Entergy Texas, Inc. 1.75% 2031	525	493
	EQM Midstream Partners LP 6.50% 2027[2]	220	247
	EQT Corp. 7.50% 2030[1]	50	64
	Equinix, Inc. 1.80% 2027	1,145	1,127
	Equinix, Inc. 2.15% 2030	9,390	9,139
	Essex Portfolio LP 3.50% 2025	2,835	2,995
	Essex Portfolio LP 3.375% 2026	885	940
	European Investment Bank 2.25% 2022	700	703
	Exelon Corp., junior subordinated, 3.497% 2022[1]	525	530
	Export-Import Bank of India 3.25% 2030	3,489	3,558
	Fair Isaac Corp. 4.00% 2028[2]	150	154
	Fannie Mae, Series 2012-M17, Class A2, Multi Family, 2.184% 2022[4]	745	751
	Fannie Mae Pool #MA2754 3.00% 2026[4]	98	102
	Fannie Mae Pool #AP7888 3.50% 2042[4]	404	437
	Fannie Mae Pool #AQ0770 3.50% 2042[4]	140	151
	Fannie Mae Pool #AO4151 3.50% 2042[4]	129	139
	Fertitta Entertainment, Inc. 6.75% 2024[2]	150	150
	First Quantum Minerals, Ltd. 6.875% 2026[2]	325	338
	First Quantum Minerals, Ltd. 6.875% 2027[2]	440	474
	First Student Bidco, Inc. / First Transit Parent, Inc. 4.00% 2029[2]	155	151
	FirstEnergy Corp., Series B, 4.40% 2027 (4.15% on 1/15/2022)[1]	1,800	1,940
	FirstEnergy Transmission LLC 2.866% 2028[2]	2,325	2,331
	Florida Power & Light Company 2.875% 2051	1,465	1,490
	FMG Resources 4.375% 2031[2]	220	231

American Funds Insurance Series	203

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Ford Motor Co. 3.25% 2032	$ 100	$ 103
	Ford Motor Credit Company LLC 3.81% 2024	290	301
	Ford Motor Credit Company LLC 5.125% 2025	835	909
	Ford Motor Credit Company LLC 3.815% 2027	275	291
	Ford Motor Credit Company LLC 2.90% 2028	200	201
	Ford Motor Credit Company LLC 4.00% 2030	125	135
	Freddie Mac Pool #ZS8588 3.00% 2030[4]	63	66
	Freedom Mortgage Corp. 7.625% 2026[2]	90	92
	Freeport-McMoRan, Inc. 5.45% 2043	100	126
	Fresnillo PLC 4.25% 2050[2]	973	1,021
	Front Range BidCo, Inc. 6.125% 2028[2]	200	197
	Frontier Communications Corp. 5.875% 2027[2]	125	132
	Frontier Communications Corp. 5.00% 2028[2]	90	93
	Frontier Communications Holdings, LLC 5.875% 2029	370	371
	FS Energy and Power Fund 7.50% 2023[2]	230	240
	FXI Holdings, Inc. 7.875% 2024[2]	150	153
	FXI Holdings, Inc. 12.25% 2026[2]	522	588
	General Motors Company 6.125% 2025	117	135
	General Motors Financial Co. 1.05% 2024	725	722
	General Motors Financial Co. 2.40% 2028	2,250	2,261
	Genesis Energy, LP 8.00% 2027	175	181
	GeoPark, Ltd. 6.50% 2024	404	415
	Georgia (Republic of) 2.75% 2026[2]	400	399
	Glencore Funding LLC 1.625% 2026[2]	2,838	2,787
	Global Payments, Inc. 2.90% 2030	683	696
	Gol Finance SA 8.00% 2026[2]	70	66
	Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[1]	1,200	1,214
	Goldman Sachs Group, Inc. 1.542% 2027 (USD-SOFR + 0.818% on 9/10/2026)[1]	1,080	1,059
	Goldman Sachs Group, Inc. 2.383% 2032 (USD-SOFR + 1.248% on 7/21/2031)[1]	726	715
	Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[1]	2,510	2,531
	GPC Merger Sub, Inc. 7.125% 2028[2]	75	78
	GPS Hospitality Holding Co. LLC 7.00% 2028[2]	30	27
	Gray Escrow II, Inc. 5.375% 2031[2]	50	52
	Group 1 Automotive, Inc. 4.00% 2028[2]	45	45
	Groupe BPCE SA 5.15% 2024[2]	1,800	1,951
	Grupo Energia Bogota SA ESP 4.875% 2030[2]	660	712
	Guara Norte SARL 5.198% 2034[2]	192	189
	Harsco Corp. 5.75% 2027[2]	235	240
	Harvest Midstream I, LP 7.50% 2028[2]	60	64
	HCA, Inc. 5.625% 2028	210	246
	HCA, Inc. 5.25% 2049	170	219
	Hexion, Inc. 7.875% 2027[2]	320	338
	Hightower Holding, LLC 6.75% 2029[2]	285	293
	Hilcorp Energy I, LP 5.75% 2029[2]	45	46
	Hilton Grand Vacations Borrower 5.00% 2029[2]	350	359
	Hilton Worldwide Holdings, Inc. 4.00% 2031[2]	85	87
	Howard Hughes Corp. 5.375% 2028[2]	395	421
	Howard Hughes Corp. 4.125% 2029[2]	205	208
	Howard Hughes Corp. 4.375% 2031[2]	130	131
	Howard Midstream Energy Partners, LLC 6.75% 2027[2]	60	62
	HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[1]	430	438
	HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[1]	305	313
	HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[1]	4,172	4,508
	HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[1]	1,032	1,009
	Huarong Finance 2017 Co., Ltd. (3-month USD-LIBOR + 1.85%) 1.985% 2022[6]	5,390	5,380
	Huarong Finance 2017 Co., Ltd. 4.75% 2027	1,448	1,497
	Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.125%) 1.295% 2023[6]	1,843	1,806
	Huarong Finance 2019 Co., Ltd. (3-month USD-LIBOR + 1.25%) 1.43% 2025[6]	363	347
	Huarong Finance II Co., Ltd. 5.00% 2025	1,007	1,049
	Huarong Finance II Co., Ltd. 5.50% 2025	880	925
	Huarong Finance II Co., Ltd. 4.875% 2026	771	801

204	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	HUB International, Ltd. 7.00% 2026[2]	$ 275	$ 283
	Hungary (Republic of) 2.125% 2031[2]	2,910	2,870
	Hungary (Republic of) 3.125% 2051[2]	1,255	1,238
	Hyundai Capital America 3.25% 2022[2]	250	255
	Hyundai Capital America 0.875% 2024[2]	1,200	1,177
	Hyundai Capital America 1.50% 2026[2]	2,375	2,311
	Hyundai Capital America 1.65% 2026[2]	1,800	1,766
	Hyundai Capital America 2.375% 2027[2]	1,284	1,278
	Hyundai Capital America 2.00% 2028[2]	600	585
	Hyundai Capital Services, Inc. 3.75% 2023[2]	2,450	2,522
	II-VI, Inc. 5.00% 2029[2]	75	77
	II-VI, Inc., Term Loan B, (3-month USD-LIBOR + 2.75%) 3.25% 2028[5,6]	25	25
	Imperial Tobacco Finance PLC 3.50% 2023[2]	2,000	2,038
	Independence Energy Finance LLC 7.25% 2026[2]	150	156
	Ingles Markets, Inc. 4.00% 2031[2]	170	172
	Intesa Sanpaolo SpA 5.017% 2024[2]	3,270	3,506
	Iraq (Republic of) 6.752% 2023[2]	545	553
	Iron Mountain Information Management Services, Inc. 5.00% 2032[2]	110	113
	Iron Mountain, Inc. 5.25% 2030[2]	175	185
	Israel (State of) 3.375% 2050	1,470	1,593
	Israel (State of) 3.875% 2050	795	930
	JPMorgan Chase & Co. 1.045% 2026 (USD-SOFR + 0.80% on 11/19/2025)[1]	6,710	6,540
	JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[1]	1,722	1,703
	Kantar Group LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 5.25% 2026[5,6]	65	65
	KB Home 6.875% 2027	50	59
	Kennedy-Wilson Holdings, Inc. 4.75% 2029	205	210
	Kennedy-Wilson Holdings, Inc. 4.75% 2030	120	122
	Kennedy-Wilson Holdings, Inc. 5.00% 2031	80	83
	Kenya (Republic of) 6.875% 2024	1,300	1,377
	Keurig Dr Pepper, Inc. 4.597% 2028	2,740	3,119
	Keurig Dr Pepper, Inc. 3.20% 2030	146	155
	Keurig Dr Pepper, Inc. 5.085% 2048	1,075	1,406
	Kimberly-Clark Corp. 1.05% 2027	770	746
	Kimberly-Clark Corp. 3.10% 2030	110	119
	Kinder Morgan, Inc. 3.60% 2051	1,500	1,512
	Kraft Heinz Company 3.875% 2027	110	119
	Kraft Heinz Company 5.00% 2042	250	312
	Kraft Heinz Company 4.375% 2046	740	868
	Kronos Acquisition Holdings, Inc. 5.00% 2026[2]	95	94
	Kronos Acquisition Holdings, Inc. 7.00% 2027[2]	225	212
	Kuwait (State of) 2.75% 2022[2]	3,550	3,571
	Labl Escrow Issuer, LLC 10.50% 2027[2]	55	58
	Labl, Inc. 8.25% 2029[2]	250	252
	Lamb Weston Holdings, Inc. 4.125% 2030[2]	125	128
	Lamb Weston Holdings, Inc. 4.375% 2032[2]	75	77
	LCM Investments Holdings II, LLC 4.875% 2029[2]	9	9
	Ligado Networks LLC 15.50% PIK 2023[2,7]	262	213
	Lima Metro Line 2 Finance, Ltd. 5.875% 2034[2]	1,001	1,152
	Lima Metro Line 2 Finance, Ltd. 5.875% 2034	685	789
	Lima Metro Line 2 Finance, Ltd. 4.35% 2036[2]	615	650
	Limited Brands, Inc. 6.625% 2030[2]	75	85
	Limited Brands, Inc. 6.875% 2035	25	31
	Lloyds Banking Group PLC 1.326% 2023 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 6/15/2022)[1]	1,825	1,828
	Lloyds Banking Group PLC 1.627% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]	7,000	6,895
	LPL Holdings, Inc. 4.625% 2027[2]	270	280
	LPL Holdings, Inc. 4.375% 2031[2]	110	113
	LSB Industries, Inc. 6.25% 2028[2]	170	177
	LSC Communications, Inc. 8.75% 2023[2,8,9,10]	430	4
	LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75% 2026[2]	60	61
	Mallinckrodt PLC 10.00% 2025[2]	960	1,019

American Funds Insurance Series	205

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Masco Corp. 1.50% 2028	$ 791	$ 766
	Mastercard, Inc. 2.00% 2031	600	599
	Medtronic, Inc. 3.50% 2025	1,091	1,162
	Meituan Dianping 2.125% 2025	1,730	1,668
	Meituan Dianping 3.05% 2030[2]	3,095	2,868
	Mercer International, Inc. 5.125% 2029	130	133
	Methanex Corp. 5.65% 2044	80	80
	Mexico City Airport Trust 5.50% 2047	432	433
	MicroStrategy, Inc. 6.125% 2028[2]	50	50
	Midas Intermediate Holdco II, LLC 7.875% 2022[2]	15	15
	Midas OpCo Holdings LLC 5.625% 2029[2]	140	144
	Mohegan Gaming & Entertainment 8.00% 2026[2]	285	300
	Molina Healthcare, Inc. 3.875% 2030[2]	75	78
	MoneyGram International, Inc. 5.375% 2026[2]	60	61
	Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[1]	2,164	2,144
	Morgan Stanley 1.928% 2032 (USD-SOFR + 1.02% on 4/28/2031)[1]	1,396	1,335
	Mozart Debt Merger Sub, Inc. 3.875% 2029[2]	60	60
	Mozart Debt Merger Sub, Inc. 5.25% 2029[2]	185	188
	MPLX LP 2.65% 2030	837	834
	MPLX LP 5.50% 2049	1,900	2,432
	MSCI, Inc. 3.625% 2031[2]	150	156
	MSCI, Inc. 3.875% 2031[2]	265	276
	Nabors Industries, Inc. 7.375% 2027[2]	65	67
	National Financial Partners Corp. 6.875% 2028[2]	210	211
	Nationstar Mortgage Holdings, Inc. 5.125% 2030[2]	135	133
	Navient Corp. 5.50% 2023	375	391
	Navient Corp. 5.875% 2024	530	566
	Navient Corp. 6.125% 2024	100	107
	Navient Corp. 4.875% 2028	80	80
	NCL Corp., Ltd. 3.625% 2024[2]	280	265
	NCL Corp., Ltd. 5.875% 2026[2]	115	115
	NCR Corp. 5.125% 2029[2]	220	228
	Neiman Marcus Group, LLC 7.125% 2026[2]	190	202
	Nestlé Holdings, Inc. 1.50% 2028[2]	4,330	4,222
	Netflix, Inc. 4.875% 2028	150	171
	Netflix, Inc. 4.875% 2030[2]	225	263
	New Fortress Energy, Inc. 6.75% 2025[2]	50	51
	New Fortress Energy, Inc. 6.50% 2026[2]	500	497
	New York Life Global Funding 1.20% 2030[2]	2,725	2,546
	Newcrest Finance Pty, Ltd. 3.25% 2030[2]	909	953
	Newell Brands, Inc. 5.875% 2036[1]	100	123
	Newell Rubbermaid, Inc. 4.70% 2026	100	109
	Nexstar Broadcasting, Inc. 4.75% 2028[2]	125	128
	Nexstar Escrow Corp. 5.625% 2027[2]	100	106
	NGL Energy Operating LLC 7.50% 2026[2]	275	284
	NGL Energy Partners LP 7.50% 2023	300	296
	Niagara Mohawk Power Corp. 3.508% 2024[2]	180	188
	Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[2]	210	217
	NIKE, Inc. 3.375% 2050	602	682
	Northern Oil and Gas, Inc. 8.125% 2028[2]	240	254
	NorthRiver Midstream Finance LP 5.625% 2026[2]	105	109
	Nova Chemicals Corp. 5.25% 2027[2]	20	21
	Nova Chemicals Corp. 4.25% 2029[2]	5	5
	Novelis Corp. 3.25% 2026[2]	15	15
	Novelis Corp. 4.75% 2030[2]	145	153
	Novelis Corp. 3.875% 2031[2]	20	20
	Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[2]	120	131
	Oasis Petroleum, Inc. 6.375% 2026[2]	35	37
	Occidental Petroleum Corp. 5.875% 2025	240	265
	Occidental Petroleum Corp. 6.375% 2028	234	278
	Occidental Petroleum Corp. 6.125% 2031	50	61

206	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048	$1,410	$1,438
	Oleoducto Central SA 4.00% 2027[2]	2,535	2,524
	Oleoducto Central SA 4.00% 2027	630	627
	ONEOK, Inc. 4.95% 2047	111	129
	ONEOK, Inc. 5.20% 2048	858	1,039
	ONEOK, Inc. 4.45% 2049	3,510	3,888
	Option Care Health, Inc. 4.375% 2029[2]	30	30
	Oracle Corp. 2.65% 2026	2,327	2,394
	Oracle Corp. 3.25% 2027	1,880	1,981
	Oracle Corp. 3.60% 2050	980	961
	Oracle Corp. 3.95% 2051	22	23
	Orange SA 9.00% 2031[1]	2,434	3,734
	OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[2,4,6]	514	514
	Owens & Minor, Inc. 4.375% 2024	360	383
	Pacific Gas and Electric Co. 2.95% 2026	590	601
	Pacific Gas and Electric Co. 2.10% 2027	9,935	9,599
	Pacific Gas and Electric Co. 3.30% 2027	659	671
	Pacific Gas and Electric Co. 4.65% 2028	542	592
	Pacific Gas and Electric Co. 3.25% 2031	930	934
	Pacific Gas and Electric Co. 3.30% 2040	6,850	6,364
	Pacific Gas and Electric Co. 3.50% 2050	931	865
	Pakistan (Islamic Republic of) 5.625% 2022	6,900	7,047
	Panama (Republic of) 3.75% 2026[2]	1,440	1,532
	Panther BF Aggregator 2, LP 6.25% 2026[2]	49	51
	Panther BF Aggregator 2, LP 8.50% 2027[2]	100	106
	Park Intermediate Holdings LLC 4.875% 2029[2]	80	82
	Parkland Corp. 4.625% 2030[2]	40	40
	Party City Holdings, Inc. 8.75% 2026[2]	75	78
	Pearl Merger Sub, Inc. 6.75% 2028[2]	75	77
	Peru (Republic of) 2.392% 2026	500	508
	Petróleos Mexicanos 4.625% 2023	1,200	1,232
	Petróleos Mexicanos 6.875% 2025[2]	1,340	1,466
	Petróleos Mexicanos 6.875% 2026	4,260	4,690
	Petróleos Mexicanos 6.50% 2027	2,203	2,353
	Petróleos Mexicanos 6.50% 2029	85	88
	Petróleos Mexicanos 6.70% 2032[2]	1,644	1,664
	Petróleos Mexicanos 7.69% 2050	75	73
	Petróleos Mexicanos 6.95% 2060	201	180
	PETRONAS Capital, Ltd. 3.50% 2030[2]	605	655
	PG&E Corp. 5.00% 2028	85	90
	PG&E Corp. 5.25% 2030	125	131
	PGT Innovations, Inc. 4.375% 2029[2]	20	20
	Philip Morris International, Inc. 2.10% 2030	634	621
	Post Holdings, Inc. 4.625% 2030[2]	474	484
	Power Financial Corp., Ltd. 3.35% 2031	1,870	1,847
	Procter & Gamble Company 3.00% 2030	338	368
	PT Bank Negara Indonesia (Persero) Tbk 3.75% 2026	2,940	2,989
	PT Indofood CBP Sukses Makmur Tbk 3.398% 2031	1,795	1,815
	PT Indonesia Asahan Aluminium Tbk 5.71% 2023	960	1,031
	PT Indonesia Asahan Aluminium Tbk 5.45% 2030[2]	500	571
	PTT Exploration and Production PCL 2.587% 2027[2]	200	204
	Public Service Electric and Gas Co. 2.05% 2050	415	352
	Puget Energy, Inc. 5.625% 2022	480	487
	Qatar (State of) 3.40% 2025[2]	4,805	5,106
	Qatar (State of) 5.103% 2048[2]	530	718
	Qatar Petroleum 1.375% 2026[2]	1,325	1,301
	Qatar Petroleum 3.125% 2041[2]	3,255	3,298
	Qatar Petroleum 3.30% 2051[2]	1,045	1,080
	Radiology Partners, Inc. 9.25% 2028[2]	220	231
	Range Resources Corp. 8.25% 2029	55	61
	Raptor Acquisition Corp. 4.875% 2026[2]	180	182

American Funds Insurance Series	207

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Real Hero Merger Sub 2, Inc. 6.25% 2029[2]	$ 25	$ 25
	Realogy Corp. 5.75% 2029[2]	160	164
	Reynolds American, Inc. 4.45% 2025	2,115	2,286
	Ritchie Bros. Holdings, Inc. 4.75% 2031[2]	30	31
	RLJ Lodging Trust, LP 4.00% 2029[2]	35	35
	Rockcliff Energy II LLC 5.50% 2029[2]	25	26
	Roller Bearing Company of America, Inc. 4.375% 2029[2]	20	20
	Royal Bank of Canada 0.875% 2026	4,660	4,538
	Royal Bank of Canada 1.20% 2026	2,200	2,163
	Royal Caribbean Cruises, Ltd. 11.50% 2025[2]	57	64
	RP Escrow Issuer, LLC 5.25% 2025[2]	150	151
	Russian Federation 4.25% 2027	1,400	1,516
	SA Global Sukuk, Ltd. 0.946% 2024[2]	1,530	1,509
	SA Global Sukuk, Ltd. 1.602% 2026[2]	835	823
	SA Global Sukuk, Ltd. 2.694% 2031[2]	1,725	1,738
	Sabine Pass Liquefaction, LLC 4.50% 2030	49	55
	Santander Holdings USA, Inc. 3.244% 2026	3,750	3,917
	Saudi Arabia (Kingdom of) 2.894% 2022[2]	1,900	1,915
	Saudi Arabia (Kingdom of) 2.90% 2025	2,000	2,099
	Saudi Arabia (Kingdom of) 3.628% 2027[2]	1,900	2,062
	Saudi Arabia (Kingdom of) 3.625% 2028[2]	3,840	4,189
	Saudi Arabia (Kingdom of) 2.25% 2031[2]	2,735	2,716
	Saudi Arabian Oil Co. 1.625% 2025[2]	430	428
	Scentre Group 3.50% 2025[2]	210	221
	Scentre Group 3.75% 2027[2]	110	119
	Scientific Games Corp. 8.25% 2026[2]	375	395
	Scientific Games Corp. 7.25% 2029[2]	75	84
	SCIH Salt Holdings, Inc. 4.875% 2028[2]	115	111
	SCIH Salt Holdings, Inc. 6.625% 2029[2]	65	61
	Scotts Miracle-Gro Co. 4.50% 2029	115	120
	Scotts Miracle-Gro Co. 4.375% 2032[2]	75	75
	ServiceNow, Inc. 1.40% 2030	1,830	1,705
	Simmons Foods, Inc. 4.625% 2029[2]	160	158
	Sinopec Group Overseas Development (2018), Ltd. 1.45% 2026	1,465	1,448
	Sirius XM Radio, Inc. 4.00% 2028[2]	195	196
	Sirius XM Radio, Inc. 3.875% 2031[2]	100	98
	SK hynix, Inc. 1.50% 2026[2]	1,343	1,315
	Skandinaviska Enskilda Banken AB 2.80% 2022	2,100	2,109
	SM Energy Co. 6.50% 2028	50	52
	Sonic Automotive, Inc. 4.625% 2029[2]	70	71
	Sonic Automotive, Inc. 4.875% 2031[2]	25	25
	Southern California Edison Co. 2.85% 2029	200	207
	Southwestern Energy Co. 6.45% 2025 (6.20% on 1/23/2022)[1]	130	143
	Southwestern Energy Co. 7.75% 2027	25	27
	Southwestern Energy Co. 8.375% 2028	40	45
	Southwestern Energy Co. 5.375% 2030	155	166
	Southwestern Energy Co. 4.75% 2032	55	58
	Sprint Corp. 7.625% 2026	180	216
	Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	8,643	7,860
	Sri Lanka (Democratic Socialist Republic of) 5.75% 2023	2,890	1,631
	State Grid Overseas Investment, Ltd. 3.50% 2027[2]	5,600	6,052
	Stellantis Finance US, Inc. 1.711% 2027[2]	1,900	1,869
	Stellantis Finance US, Inc. 2.691% 2031[2]	225	221
	Stericycle, Inc. 3.875% 2029[2]	225	222
	Summit Midstream Holdings / Summit Midstream Finance Corp. 8.50% 2026[2]	75	78
	Sunoco LP 4.50% 2029	145	147
	Sunoco LP 4.50% 2030[2]	75	77
	Surgery Center Holdings 10.00% 2027[2]	210	223
	SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1]	77	79
	Swiss Re Finance (Luxembourg) SA 5.00% 2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,2]	800	898

208	American Funds Insurance Series

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Talen Energy Corp. 10.50% 2026[2]	$ 125	$ 54
	Talen Energy Corp. 7.25% 2027[2]	335	297
	Targa Resources Partners LP 5.50% 2030	210	230
	Targa Resources Partners LP 4.875% 2031	90	98
	Teekay Offshore Partners LP 8.50% 2023[2,9,10]	555	505
	Tencent Holdings, Ltd. 3.24% 2050[2]	3,450	3,262
	Tencent Music Entertainment Group 2.00% 2030	610	571
	Tenet Healthcare Corp. 4.875% 2026[2]	240	247
	Teva Pharmaceutical Finance Co. BV 6.00% 2024	4,600	4,826
	Teva Pharmaceutical Finance Co. BV 7.125% 2025	3,710	3,974
	Teva Pharmaceutical Finance Co. BV 3.15% 2026	2,900	2,731
	Teva Pharmaceutical Finance Co. BV 5.125% 2029	200	196
	State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	1,780	1,802
	T-Mobile US, Inc. 2.40% 2029[2]	1,079	1,090
	TopBuild Corp. 4.125% 2032[2]	70	72
	Toronto-Dominion Bank 1.25% 2026	2,836	2,789
	Total Capital International 3.127% 2050	804	826
	Toyota Motor Credit Corp. 3.375% 2030	453	497
	TransCanada PipeLines, Ltd. 4.10% 2030	444	496
	TransDigm, Inc. 5.50% 2027	65	67
	TransDigm, Inc. 4.625% 2029	115	115
	Transocean Guardian, Ltd. 5.875% 2024[2]	37	35
	Transocean Poseidon, Ltd. 6.875% 2027[2]	130	126
	Transocean, Inc. 7.25% 2025[2]	90	69
	Transocean, Inc. 8.00% 2027[2]	80	58
	Truck Hero, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.00% 2028[5,6]	25	25
	Turkey (Republic of) 6.25% 2022	1,880	1,898
	Turkey (Republic of) 5.75% 2024	2,500	2,449
	Turkey (Republic of) 6.35% 2024	2,220	2,189
	U.S. Treasury 0.125% 2022	12,340	12,321
	U.S. Treasury 0.125% 2023	12,320	12,279
	U.S. Treasury 2.625% 2023	6,900	7,071
	U.S. Treasury 0.375% 2024	12,920	12,752
	U.S. Treasury 1.875% 2024	4,515	4,630
	U.S. Treasury 0.25% 2025	30,740	29,789
	U.S. Treasury 2.875% 2025	5,400	5,758
	U.S. Treasury 0.50% 2026	7,453	7,244
	U.S. Treasury 0.75% 2026	4,361	4,265
	U.S. Treasury 0.875% 2026	24,418	23,999
	U.S. Treasury 1.125% 2026	1,698	1,688
	U.S. Treasury 1.375% 2031[11]	21,464	21,197
	U.S. Treasury 1.125% 2040	9,170	8,043
	U.S. Treasury 1.75% 2041	6,050	5,865
	U.S. Treasury 1.875% 2041[11]	21,440	21,225
	U.S. Treasury 2.75% 2047	1,625	1,896
	U.S. Treasury 3.00% 2048	5,045	6,184
	U.S. Treasury 1.25% 2050	2,100	1,787
	U.S. Treasury 1.625% 2050	2,580	2,408
	U.S. Treasury 2.00% 2051	7,115	7,262
	U.S. Treasury Inflation-Protected Security 0.125% 2022[3]	10,576	10,738
	U.S. Treasury Inflation-Protected Security 0.125% 2022[3]	10,267	10,528
	U.S. Treasury Inflation-Protected Security 0.125% 2051[3]	3,972	4,705
	UBS Group AG 1.008% 2024 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 7/30/2023)[1,2]	1,950	1,944
	UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 3.75% 2026[5,6]	60	60
	UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 5.75% 2027[5,6]	75	75
	Ukraine 7.75% 2022	4,460	4,431
	Ukraine 7.75% 2024	1,570	1,527
	UniCredit SpA 3.75% 2022[2]	1,750	1,763
	Uniform Mortgage-Backed Security 1.50% 2037[4,12]	2,962	2,965
	Uniform Mortgage-Backed Security 1.50% 2037[4,12]	1,935	1,940

American Funds Insurance Series	209

Capital World Bond Fund  (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Uniform Mortgage-Backed Security 3.00% 2037[4,12]	$ 17	$ 18
	Uniform Mortgage-Backed Security 2.50% 2052[4,12]	16,805	17,066
	Uniform Mortgage-Backed Security 2.50% 2052[4,12]	6,534	6,651
	Uniform Mortgage-Backed Security 3.00% 2052[4,12]	6,797	7,042
	Uniform Mortgage-Backed Security 3.00% 2052[4,12]	3,493	3,614
	Unifrax Escrow Issuer Corp. 5.25% 2028[2]	35	35
	Unifrax Escrow Issuer Corp. 7.50% 2029[2]	100	101
	United Technologies Corp. 4.125% 2028	1,900	2,127
	Univision Communications, Inc. 6.625% 2027[2]	85	92
	Univision Communications, Inc. 4.50% 2029[2]	290	293
	US Foods, Inc. 4.625% 2030[2]	45	46
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[2]	51	52
	Valvoline, Inc. 3.625% 2031[2]	130	126
	Venator Materials Corp. 5.75% 2025[2]	190	183
	Venator Materials Corp. 9.50% 2025[2]	225	246
	Venture Global Calcasieu Pass, LLC 3.875% 2029[2]	215	223
	Venture Global Calcasieu Pass, LLC 4.125% 2031[2]	200	212
	Venture Global Calcasieu Pass, LLC 3.875% 2033[2]	65	68
	Verizon Communications, Inc. 3.15% 2030	575	609
	Verizon Communications, Inc. 2.55% 2031	2,100	2,121
	Verizon Communications, Inc. 3.40% 2041	3,460	3,629
	Viavi Solutions, Inc. 3.75% 2029[2]	17	17
	VICI Properties LP 4.625% 2029[2]	45	48
	VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[2]	390	413
	Virtusa Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 4.50% 2028[5,6]	25	25
	Volkswagen Group of America Finance, LLC 4.625% 2025[2]	1,280	1,411
	W. R. Grace Holdings LLC 5.625% 2029[2]	65	67
	Warrior Met Coal, Inc. 7.875% 2028[2]	200	205
	WASH Multifamily Acquisition, Inc. 5.75% 2026[2]	200	210
	WEA Finance LLC 3.75% 2024[2]	535	562
	Weatherford International, Ltd. 11.00% 2024[2]	12	12
	Weatherford International, Ltd. 8.625% 2030[2]	50	52
	WESCO Distribution, Inc. 7.125% 2025[2]	195	207
	WESCO Distribution, Inc. 7.25% 2028[2]	215	236
	Western Global Airlines LLC 10.375% 2025[2]	15	17
	Western Midstream Operating, LP 4.35% 2025 (4.10% on 2/1/2022)[1]	85	89
	Western Midstream Operating, LP 4.75% 2028	70	77
	Westpac Banking Corp. 2.894% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]	2,900	2,963
	WeWork Companies, LLC 5.00% 2025[2]	50	43
	Williams Companies, Inc. 3.50% 2030	893	950
	Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[2]	38	38
	Xcel Energy, Inc. 3.35% 2026	2,581	2,745
	Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 6.25% 2027[5,6]	135	135
	Ziggo Bond Co. BV 5.125% 2030[2]	200	201
	Ziggo Bond Finance BV 4.875% 2030[2]	300	308
	Zimmer Holdings, Inc. 3.15% 2022	790	792

			826,862

	Total bonds, notes & other debt instruments (cost: $1,930,539,000)		1,937,589

Preferred securities 0.00%		Shares
U.S. dollars 0.00%	ACR III LSC Holdings LLC, Series B, preferred shares[2,9,10,13]	48	34

	Total preferred securities (cost: $49,000)		34

210	American Funds Insurance Series

Capital World Bond Fund  (continued)

Common stocks 0.09%		Shares	Value (000)

U.S. dollars 0.09%	New AMI I, LLC[9,10,13]	174,911	$ 1,322
	Chesapeake Energy Corp.	6,577	424
	Diamond Offshore Drilling, Inc.[13]	36,338	154
	Diamond Offshore Drilling, Inc.[2,9,13]	12,700	50
	McDermott International, Ltd.[13]	4,287	2

	Total common stocks (cost: $2,106,000)		1,952

Rights & warrants 0.00%

U.S. dollars 0.00%	Chesapeake Energy Corp., Class C, warrants, expire 2026[13]	187	6
	Sable Permian Resources, LLC, Class A, warrants, expire 2024[9,10,13]	531	–	[14]

	Total rights & warrants (cost: $58,000)		6

Short-term securities 8.07%

Money market investments 6.91%

Capital Group Central Cash Fund 0.09%[15,16]		1,440,655	144,080

	Weighted average yield at acquisition	Principal amount (000)

Bills & notes of governments & government agencies outside the U.S. 1.16%

Egyptian Treasury 1/4/2022	12.077%	EGP69,125	4,399
Egyptian Treasury 1/18/2022	11.246	82,900	5,255
Egyptian Treasury 4/19/2022	11.506	31,100	1,915
Egyptian Treasury 4/26/2022	11.461	204,150	12,545

			24,114

Total short-term securities (cost: $168,175,000)			168,194

Total investment securities 101.09% (cost: $2,100,927,000)			2,107,775
Other assets less liabilities (1.09)%			(22,767)

Net assets 100.00%			$2,085,008

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
90 Day Euro Dollar Futures	Long	515	December 2022	$127,405	$(251)
2 Year U.S. Treasury Note Futures	Long	12	March 2022	2,618	(2)
5 Year U.S. Treasury Note Futures	Short	367	March 2022	(44,398)	(66)
10 Year Euro-Bund Futures	Short	157	March 2022	(30,631)	573
10 Year Italy Government Bond Futures	Short	213	March 2022	(35,650)	614
10 Year Japanese Government Bond Futures	Long	24	March 2022	31,628	(97)
10 Year U.S. Treasury Note Futures	Short	159	March 2022	(20,745)	(226)
10 Year Ultra U.S. Treasury Note Futures	Short	252	March 2022	(36,902)	(514)
10 Year UK Gilt Futures	Long	208	March 2022	35,164	(80)
20 Year U.S. Treasury Bond Futures	Long	153	March 2022	24,547	214

American Funds Insurance Series	211

Capital World Bond Fund  (continued)

Futures contracts (continued)
Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
30 Year Euro-Buxl Futures	Long	62	March 2022	$ 14,593	$(757)
30 Year Ultra U.S. Treasury Bond Futures	Long	116	March 2022	22,866	416

					$(176)

Forward currency contracts

						Unrealized appreciation (depreciation) at 12/31/2021 (000)
Contract amount
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date

USD	2,089	JPY	236,280	JPMorgan Chase	1/6/2022	$35
USD	4,572	JPY	524,790	Goldman Sachs	1/6/2022	10
USD	1,480	CAD	1,871	UBS AG	1/6/2022	1
JPY	259,830	USD	2,299	Bank of America	1/6/2022	(40)
JPY	1,568,780	USD	13,690	Goldman Sachs	1/6/2022	(51)
AUD	3,250	USD	2,338	Citibank	1/7/2022	27
GBP	12,800	USD	17,056	Goldman Sachs	1/10/2022	269
GBP	2,680	USD	3,542	Bank of America	1/10/2022	85
GBP	4,410	USD	5,895	Goldman Sachs	1/10/2022	74
EUR	8,130	USD	9,225	JPMorgan Chase	1/10/2022	33
MYR	13,980	USD	3,335	HSBC Bank	1/10/2022	25
USD	1,537	NZD	2,240	HSBC Bank	1/10/2022	3
USD	1,266	AUD	1,770	Goldman Sachs	1/10/2022	(22)
USD	17,453	DKK	114,240	BNP Paribas	1/10/2022	(40)
USD	6,757	BRL	38,280	Standard Chartered Bank	1/10/2022	(101)
USD	13,645	MYR	57,690	Standard Chartered Bank	1/10/2022	(221)
USD	6,315	MXN	135,010	Goldman Sachs	1/10/2022	(268)
EUR	4,940	USD	5,582	Morgan Stanley	1/11/2022	43
USD	1,561	CAD	2,000	Citibank	1/11/2022	(20)
USD	4,682	RUB	346,336	Citibank	1/12/2022	75
CNH	27,100	USD	4,239	Barclays Bank PLC	1/13/2022	20
PLN	4,950	EUR	1,074	BNP Paribas	1/13/2022	5
EUR	17,710	DKK	131,740	Goldman Sachs	1/13/2022	(6)
EUR	4,991	CZK	127,210	Citibank	1/13/2022	(132)
USD	14,872	MXN	314,310	Citibank	1/13/2022	(445)
USD	3,323	JPY	381,060	HSBC Bank	1/18/2022	10
JPY	597,660	USD	5,268	UBS AG	1/18/2022	(71)
JPY	712,220	USD	6,267	Bank of New York Mellon	1/18/2022	(74)
JPY	1,263,200	USD	11,099	Bank of New York Mellon	1/18/2022	(116)
CHF	800	USD	870	Bank of America	1/20/2022	9
EUR	0	USD	0	Morgan Stanley	1/20/2022	– [14]
EUR	13,366	DKK	99,400	Morgan Stanley	1/20/2022	(1)
SEK	23,400	USD	2,595	HSBC Bank	1/20/2022	(5)
NOK	34,920	EUR	3,489	UBS AG	1/20/2022	(10)
EUR	5,355	NOK	54,550	Morgan Stanley	1/20/2022	(93)
JPY	8,221,018	USD	72,438	Morgan Stanley	1/20/2022	(958)
INR	155,700	USD	2,083	UBS AG	1/21/2022	2
USD	2,239	IDR	32,232,353	Citibank	1/21/2022	(25)
KRW	33,705,640	USD	28,377	Citibank	1/21/2022	(51)
USD	1,711	COP	6,884,150	Morgan Stanley	1/24/2022	23
USD	3,446	PEN	14,010	UBS AG	1/24/2022	(60)
USD	3,159	COP	12,396,140	Goldman Sachs	2/14/2022	126
USD	11,661	BRL	61,700	Citibank	6/15/2022	1,080

212	American Funds Insurance Series

Capital World Bond Fund  (continued)

Forward currency contracts (continued)
						Unrealized appreciation (depreciation) at 12/31/2021 (000)
Contract amount
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date

BRL	61,700	USD	11,125	JPMorgan Chase	6/15/2022	$(545)
USD	13,962	BRL	77,286	Citibank	7/1/2022	773
USD	6,024	BRL	33,600	Citibank	7/1/2022	290
BRL	110,886	USD	19,160	Citibank	7/1/2022	(238)
USD	13,967	BRL	77,966	Citibank	8/10/2022	823
USD	11,219	BRL	63,000	JPMorgan Chase	8/10/2022	598
BRL	140,966	USD	24,130	Citibank	8/10/2022	(364)

						$482

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay				Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional (000)	12/31/2021 (000)	paid (000)	at 12/31/2021 (000)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZ$ 4,428	$ (38)	$–	$ (38)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	37,736	(328)	–	(328)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023	13,908	(121)	–	(121)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023	34,765	(293)	–	(293)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023	5,734	(49)	–	(49)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023	5,734	(48)	–	(48)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023	6,295	(52)	–	(52)
3-month USD-LIBOR	Quarterly	0.3302%	Semi-annual	9/21/2023	$ 7,599	64	–	64
1.4975%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/21/2023	NZ$11,830	(76)	–	(76)
3-month USD-LIBOR	Quarterly	0.3792%	Semi-annual	9/28/2023	$ 8,240	65	–	65
1.445%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/28/2023	NZ$11,817	(86)	–	(86)
3-month USD-LIBOR	Quarterly	0.3842%	Semi-annual	9/29/2023	$ 8,240	64	–	64
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/29/2023	NZ$12,043	(87)	–	(87)
3-month USD-LIBOR	Quarterly	0.3975%	Semi-annual	9/30/2023	$ 8,367	63	–	63
1.4475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/30/2023	NZ$12,093	(88)	–	(88)
3-month USD-LIBOR	Quarterly	0.4557%	Semi-annual	10/14/2023	$ 8,240	57	–	57
3-month USD-LIBOR	Quarterly	0.4562%	Semi-annual	10/14/2023	8,240	57	–	57
1.5125%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	NZ$10,675	(73)	–	(73)
1.53%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/14/2023	12,176	(80)	–	(80)
3-month USD-LIBOR	Quarterly	0.4692%	Semi-annual	10/15/2023	$ 8,240	55	–	55
1.5625%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/15/2023	NZ$12,163	(76)	–	(76)
3-month USD-LIBOR	Quarterly	0.4917%	Semi-annual	10/18/2023	$ 8,254	52	–	52
1.59%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/18/2023	NZ$12,163	(72)	–	(72)
3-month USD-LIBOR	Quarterly	0.4997%	Semi-annual	10/19/2023	$10,569	66	–	66
1.62%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	10/19/2023	NZ$13,521	(75)	–	(75)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	17,111	33	–	33
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	17,111	30	–	30
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023	1,440	2	–	2
0.3653%	Semi-annual	3-month USD-LIBOR	Quarterly	3/5/2024	$13,710	(180)	–	(180)
3-month SEK-STIBOR	Quarterly	0.175%	Annual	2/9/2026	SKr56,800	113	–	113
3-month SEK-STIBOR	Quarterly	0.179%	Annual	2/9/2026	28,400	56	–	56
3-month SEK-STIBOR	Quarterly	0.189%	Annual	2/11/2026	28,500	55	–	55
3-month SEK-STIBOR	Quarterly	0.185%	Annual	2/11/2026	28,500	55	–	55
6.21%	28-Day	28-day MXN-TIIE	28-Day	5/21/2026	MXN72,300	(162)	–	(162)
6.255%	28-Day	28-day MXN-TIIE	28-Day	5/22/2026	47,800	(103)	–	(103)

American Funds Insurance Series	213

Capital World Bond Fund  (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay				Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional (000)	12/31/2021 (000)	paid (000)	at 12/31/2021 (000)
6.21%	28-Day	28-day MXN-TIIE	28-Day	5/22/2026	MXN47,800	$(107)	$–	$ (107)
6.19%	28-Day	28-day MXN-TIIE	28-Day	5/22/2026	48,400	(111)	–	(111)
6.15%	28-Day	28-day MXN-TIIE	28-Day	5/25/2026	47,800	(113)	–	(113)
6.14%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026	29,400	(71)	–	(71)
6.115%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026	29,400	(72)	–	(72)
6.12%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026	44,400	(108)	–	(108)
6.13%	28-Day	28-day MXN-TIIE	28-Day	6/8/2026	103,200	(250)	–	(250)
6.16%	28-Day	28-day MXN-TIIE	28-Day	6/9/2026	58,800	(139)	–	(139)
6.15%	28-Day	28-day MXN-TIIE	28-Day	6/9/2026	58,800	(140)	–	(140)
6.23%	28-Day	28-day MXN-TIIE	28-Day	6/10/2026	30,100	(67)	–	(67)
6.195%	28-Day	28-day MXN-TIIE	28-Day	6/10/2026	30,100	(69)	–	(69)
6.36%	28-Day	28-day MXN-TIIE	28-Day	6/12/2026	26,040	(52)	–	(52)
6.5375%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026	14,000	(23)	–	(23)
6.50%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026	13,900	(24)	–	(24)
6.47%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026	14,200	(25)	–	(25)
6.55%	28-Day	28-day MXN-TIIE	28-Day	6/17/2026	43,000	(70)	–	(70)
6.55%	28-Day	28-day MXN-TIIE	28-Day	6/18/2026	14,100	(23)	–	(23)
6.50%	28-Day	28-day MXN-TIIE	28-Day	6/18/2026	27,800	(48)	–	(48)
6.59%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026	38,700	(61)	–	(61)
6.58%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026	41,600	(66)	–	(66)
6.585%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026	50,900	(80)	–	(80)
6.64%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026	62,600	(92)	–	(92)
6.6175%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026	165,900	(251)	–	(251)
6.633%	28-Day	28-day MXN-TIIE	28-Day	6/25/2026	172,500	(256)	–	(256)
6.63%	28-Day	28-day MXN-TIIE	28-Day	6/26/2026	176,800	(263)	–	(263)
6.605%	28-Day	28-day MXN-TIIE	28-Day	7/6/2026	105,000	(163)	–	(163)
7.235%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026	17,500	(7)	–	(7)
7.22%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026	17,500	(7)	–	(7)
7.20%	28-Day	28-day MXN-TIIE	28-Day	10/5/2026	34,940	(15)	–	(15)
7.205%	28-Day	28-day MXN-TIIE	28-Day	10/7/2026	38,540	(17)	–	(17)
7.66%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026	70,800	34	–	34
7.64%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026	70,800	31	–	31
7.62%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026	43,375	17	–	17
7.59%	28-Day	28-day MXN-TIIE	28-Day	10/29/2026	28,900	10	–	10
7.52%	28-Day	28-day MXN-TIIE	28-Day	10/30/2026	89,445	18	–	18
3-month USD-LIBOR	Quarterly	1.4822%	Semi-annual	3/5/2031	$ 5,120	24	–	24
							$–	$(3,856)

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium received (000)	Unrealized depreciation at 12/31/2021 (000)
ITRAX.EUR.IG.36	1.00%	Quarterly	12/20/2026	$ 2,430	$ (72)	$ (69)	$ (3)
CDX.NA.HY.37	5.00%	Quarterly	12/20/2026	22,302	(2,038)	(1,949)	(89)
						$(2,018)	$(92)

214	American Funds Insurance Series

Capital World Bond Fund  (continued)

Swap contracts (continued)

Credit default swaps (continued)

Centrally cleared credit default swaps on credit indices – sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2021 (000)
1.00%	Quarterly	CDX.NA.IG.37	12/20/2026	$30,400	$738	$728	$10

Investments in affiliates[16]

	Value of			Net	Net	Value of
	affiliate at			realized	unrealized	affiliate at	Dividend
	1/1/2021	Additions	Reductions	loss	appreciation	12/31/2021	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Short-term securities 6.91%
Money market investments 6.91%
Capital Group Central Cash Fund 0.09%[15]	$147,017	$810,222	$813,160	$(10)	$11	$144,080	$128

[1]	Step bond; coupon rate may change at a later date.
[2]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $211,518,000, which represented 10.14% of the net assets of the fund.

[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,981,000, which represented .10% of the net assets of the fund.

[6]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,957,000, which represented .09% of the net assets of the fund.
[10]	Value determined using significant unobservable inputs.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,137,000, which represented .49% of the net assets of the fund.
[12]	Purchased on a TBA basis.
[13]	Security did not produce income during the last 12 months.
[14]	Amount less than one thousand.
[15]	Rate represents the seven-day yield at 12/31/2021.
[16]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations and symbols

AUD/A$ = Australian dollars

BBR = Bank Base Rate

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK/DKr = Danish kroner

EGP = Egyptian pounds

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward Rate Agreement

GBP/£ = British pounds

IDR = Indonesian rupiah

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

NZD/NZ$ = New Zealand dollars

PEN = Peruvian nuevos soles

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

SEK/SKr = Swedish kronor

SOFR = Secured Overnight Financing Rate

STIBOR = Stockholm Interbank Offered Rate

TBA = To-be-announced

TIIE = Equilibrium Interbank Interest Rate

UAH = Ukrainian hryvnia

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series	215

American High-Income Trust

(formerly High-Income Bond Fund)

Investment portfolio December 31, 2021

Bonds, notes & other debt instruments 91.04%		Principal amount (000)	Value (000)

Corporate bonds, notes & loans 91.01%
Consumer discretionary 13.59%	Adient US LLC 9.00% 2025[1]	$ 500	$ 532
	Allied Universal Holdco LLC 6.625% 2026[1]	858	901
	Allied Universal Holdco LLC 9.75% 2027[1]	976	1,044
	Allied Universal Holdco LLC 4.625% 2028[1]	490	491
	Allied Universal Holdco LLC 6.00% 2029[1]	1,390	1,354
	Asbury Automotive Group, Inc. 4.625% 2029[1]	795	811
	Asbury Automotive Group, Inc. 5.00% 2032[1]	725	753
	Atlas LuxCo 4 SARL 4.625% 2028[1]	280	275
	Boyd Gaming Corp. 8.625% 2025[1]	60	64
	Boyd Gaming Corp. 4.75% 2027	621	635
	Boyd Gaming Corp. 4.75% 2031[1]	895	914
	Boyne USA, Inc. 4.75% 2029[1]	235	242
	Caesars Entertainment, Inc. 6.25% 2025[1]	1,085	1,140
	Caesars Entertainment, Inc. 4.625% 2029[1]	550	551
	Caesars Resort Collection, LLC 5.75% 2025[1]	345	361
	Carnival Corp. 7.625% 2026[1]	975	1,023
	Carnival Corp. 10.50% 2026[1]	1,130	1,291
	Carnival Corp. 4.00% 2028[1]	3,000	2,984
	Carnival Corp. 6.00% 2029[1]	950	947
	Carvana Co. 5.625% 2025[1]	150	150
	Carvana Co. 5.50% 2027[1]	1,671	1,656
	Carvana Co. 5.875% 2028[1]	2,189	2,184
	Carvana Co. 4.875% 2029[1]	2,110	2,013
	CEC Entertainment, Inc. 6.75% 2026[1]	1,150	1,128
	Dana, Inc. 5.625% 2028	345	367
	Empire Communities Corp. 7.00% 2025[1]	475	492
	Empire Resorts, Inc. 7.75% 2026[1]	870	875
	Everi Holdings, Inc. 5.00% 2029[1]	155	157
	Fertitta Entertainment, Inc. 6.75% 2024[1]	2,671	2,674
	First Student Bidco, Inc. / First Transit Parent, Inc. 4.00% 2029[1]	2,985	2,906
	Foot Locker, Inc. 4.00% 2029[1]	535	537
	Ford Motor Co. 3.25% 2032	1,130	1,159
	Ford Motor Co. 5.291% 2046	70	82
	Ford Motor Credit Company LLC 3.664% 2024	500	520
	Ford Motor Credit Company LLC 5.584% 2024	350	378
	Ford Motor Credit Company LLC 3.375% 2025	1,115	1,160
	Ford Motor Credit Company LLC 5.125% 2025	3,835	4,176
	Ford Motor Credit Company LLC 2.70% 2026	750	758
	Ford Motor Credit Company LLC 4.542% 2026	1,460	1,587
	Ford Motor Credit Company LLC 3.815% 2027	2,125	2,250
	Ford Motor Credit Company LLC 4.125% 2027	835	902
	Ford Motor Credit Company LLC 4.271% 2027	525	565
	Ford Motor Credit Company LLC 2.90% 2028	550	552
	Ford Motor Credit Company LLC 5.113% 2029	200	228
	Ford Motor Credit Company LLC 4.00% 2030	1,820	1,961
	Ford Motor Credit Company LLC 3.625% 2031	400	422
	Full House Resorts, Inc. 8.25% 2028[1]	160	168
	GPS Hospitality Holding Co. LLC 7.00% 2028[1]	240	218
	Group 1 Automotive, Inc. 4.00% 2028[1]	485	484
	Hanesbrands, Inc. 4.625% 2024[1]	1,945	2,039
	Hanesbrands, Inc. 4.875% 2026[1]	2,024	2,166
	Hilton Grand Vacations Borrower 5.00% 2029[1]	2,455	2,520
	Hilton Worldwide Holdings, Inc. 5.375% 2025[1]	100	104
	Hilton Worldwide Holdings, Inc. 3.75% 2029[1]	300	303
	Hilton Worldwide Holdings, Inc. 4.875% 2030	508	544
	Hilton Worldwide Holdings, Inc. 4.00% 2031[1]	1,720	1,761
	International Game Technology PLC 6.50% 2025[1]	1,383	1,502
	International Game Technology PLC 4.125% 2026[1]	335	345
	International Game Technology PLC 5.25% 2029[1]	3,380	3,587

216	American Funds Insurance Series

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	KB Home 6.875% 2027	$ 330	$ 387
	Kontoor Brands, Inc. 4.125% 2029[1]	370	371
	Landry’s Finance Acquisition Co., Term Loan, (3-month USD-LIBOR + 12.00%) 13.00% 2023[2,3]	17	19
	Lennar Corp. 4.50% 2024	40	43
	Levi Strauss & Co. 3.50% 2031[1]	430	439
	Limited Brands, Inc. 6.625% 2030[1]	370	420
	Limited Brands, Inc. 6.875% 2035	786	978
	Limited Brands, Inc. 6.75% 2036	655	810
	Lithia Motors, Inc. 4.625% 2027[1]	100	105
	Lithia Motors, Inc. 3.875% 2029[1]	505	516
	Lithia Motors, Inc. 4.375% 2031[1]	475	508
	LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75% 2026[1]	195	197
	M.D.C. Holdings, Inc. 6.00% 2043	823	1,042
	Marriott Ownership Resorts, Inc. 4.50% 2029[1]	490	494
	Melco International Development, Ltd. 5.75% 2028[1]	1,370	1,380
	Melco International Development, Ltd. 5.375% 2029[1]	1,956	1,900
	Melco Resorts Finance, Ltd. 5.25% 2026[1]	300	297
	Merlin Entertainment 5.75% 2026[1]	792	825
	MGM Growth Properties LLC 5.625% 2024	557	596
	MGM Growth Properties LLC 4.625% 2025[1]	900	961
	MGM Growth Properties LLC 3.875% 2029[1]	1,400	1,472
	MGM Resorts International 6.00% 2023	281	294
	MGM Resorts International 5.50% 2027	401	427
	Midas Intermediate Holdco II, LLC 7.875% 2022[1]	160	161
	Midas Intermediate Holdco II, LLC, Term Loan B, (3-month USD-LIBOR + 6.75%) 4.00% PIK and 4.50% Cash 2025[2,3,4]	2,345	2,247
	Mohegan Gaming & Entertainment 8.00% 2026[1]	1,340	1,409
	Motel 6 Operating LP, Term Loan B, (1-month USD-LIBOR + 5.00%) 5.75% 2026[2,3]	613	619
	NCL Corp., Ltd. 3.625% 2024[1]	650	614
	NCL Corp., Ltd. 5.875% 2026[1]	475	474
	Neiman Marcus Group, LLC 7.125% 2026[1]	2,905	3,088
	Newell Brands, Inc. 5.875% 2036[5]	30	37
	Newell Rubbermaid, Inc. 4.875% 2025	445	486
	Norwegian Cruise Line Holdings, Ltd. 10.25% 2026[1]	179	208
	Panther BF Aggregator 2, LP 6.25% 2026[1]	140	147
	Panther BF Aggregator 2, LP 8.50% 2027[1]	340	361
	Party City Holdings, Inc. 6.625% 2026[1]	500	428
	Party City Holdings, Inc. 8.75% 2026[1]	3,600	3,721
	Penske Automotive Group, Inc., 3.75% 2029	340	338
	Playa Resorts Holding BV, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.75% 2024[2,3]	822	803
	Premier Entertainment Sub LLC 5.625% 2029[1]	2,000	1,987
	Premier Entertainment Sub LLC 5.875% 2031[1]	1,905	1,915
	QVC, Inc. 4.375% 2028	200	199
	Raptor Acquisition Corp. 4.875% 2026[1]	690	698
	Real Hero Merger Sub 2, Inc. 6.25% 2029[1]	430	430
	Royal Caribbean Cruises, Ltd. 10.875% 2023[1]	325	355
	Royal Caribbean Cruises, Ltd. 11.50% 2025[1]	1,881	2,109
	Royal Caribbean Cruises, Ltd. 4.25% 2026[1]	2,110	2,046
	Royal Caribbean Cruises, Ltd. 5.50% 2026[1]	545	555
	Royal Caribbean Cruises, Ltd. 3.70% 2028	60	56
	Royal Caribbean Cruises, Ltd. 5.50% 2028[1]	70	71
	Sally Holdings LLC and Sally Capital, Inc. 8.75% 2025[1]	1,959	2,088
	Scientific Games Corp. 5.00% 2025[1]	91	94
	Scientific Games Corp. 8.625% 2025[1]	1,675	1,790
	Scientific Games Corp. 8.25% 2026[1]	2,409	2,539
	Scientific Games Corp. 7.00% 2028[1]	455	485
	Scientific Games Corp. 7.25% 2029[1]	1,980	2,211
	Sonic Automotive, Inc. 4.625% 2029[1]	1,725	1,744

American Funds Insurance Series	217

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Sonic Automotive, Inc. 4.875% 2031[1]	$1,380	$ 1,395
	Staples, Inc. 7.50% 2026[1]	421	433
	Studio City Finance, Ltd. 5.00% 2029[1]	650	583
	Tempur Sealy International, Inc. 4.00% 2029[1]	485	494
	Tempur Sealy International, Inc. 3.875% 2031[1]	1,460	1,465
	The Gap, Inc. 3.625% 2029[1]	170	168
	The Gap, Inc. 3.875% 2031[1]	108	107
	The Home Co., Inc. 7.25% 2025[1]	725	742
	Thor Industries, Inc. 4.00% 2029[1]	420	416
	TopBuild Corp. 4.125% 2032[1]	500	514
	Travel + Leisure Co. 6.60% 2025[5]	50	56
	Travel + Leisure Co. 6.00% 2027	350	382
	Travel + Leisure Co. 4.50% 2029[1]	1,980	2,000
	Truck Hero, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.00% 2028[2,3]	529	528
	Universal Entertainment Corp. 8.50% 2024[1]	2,595	2,736
	Vail Resorts, Inc. 6.25% 2025[1]	315	328
	VICI Properties LP 4.25% 2026[1]	962	1,003
	VICI Properties LP 4.625% 2029[1]	1,385	1,476
	VICI Properties LP / VICI Note Co., Inc. 3.50% 2025[1]	851	865
	VICI Properties LP / VICI Note Co., Inc. 3.75% 2027[1]	379	392
	VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[1]	3,124	3,309
	WASH Multifamily Acquisition, Inc. 5.75% 2026[1]	405	426
	Wheel Pros, Inc. 6.50% 2029[1]	820	788
	Wheel Pros, Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 5.25% 2028[2,3]	958	957
	Wyndham Destinations, Inc. 6.625% 2026[1]	525	583
	Wyndham Destinations, Inc. 4.625% 2030[1]	400	403
	Wyndham Worldwide Corp. 4.375% 2028[1]	1,490	1,537
	Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]	861	868
	Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[1]	200	206
	Wynn Macau, Ltd. 5.125% 2029[1]	750	683
	Wynn Resorts, Ltd. 7.75% 2025[1]	494	519
	Wynn Resorts, Ltd. 5.125% 2029[1]	852	866
	Yahoo Holdings, Inc., Term Loan B, (1-month USD-LIBOR + 5.50%) 6.25% 2027[2,3]	925	928

			143,043

Energy 13.36%	Aethon United BR LP / Aethon United Finance Corp. 8.25% 2026[1]	425	457
	Antero Midstream Partners LP 5.375% 2029[1]	570	602
	Antero Resources Corp. 7.625% 2029[1]	417	464
	Antero Resources Corp. 5.375% 2030[1]	720	771
	Apache Corp. 4.625% 2025	420	451
	Apache Corp. 4.875% 2027	875	955
	Apache Corp. 6.00% 2037	165	202
	Apache Corp. 5.10% 2040	695	786
	Apache Corp. 4.75% 2043	265	292
	Ascent Resources - Utica LLC 7.00% 2026[1]	1,640	1,665
	Ascent Resources - Utica LLC 9.00% 2027[1]	170	228
	Ascent Resources - Utica LLC 8.25% 2028[1]	271	283
	Ascent Resources - Utica LLC 5.875% 2029[1]	1,105	1,065
	Ascent Resources - Utica LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 10.00% 2025[1,2,3]	228	247
	Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[1]	676	717
	Bonanza Creek Energy, Inc. 5.00% 2026[1]	735	743
	California Resources Corp. 7.125% 2026[1]	290	302
	Cenovus Energy, Inc. 5.375% 2025	246	272
	Cenovus Energy, Inc. 5.40% 2047	400	499
	Centennial Resource Production, LLC 6.875% 2027[1]	440	449
	Cheniere Energy Partners LP 4.50% 2029	938	996
	Cheniere Energy Partners LP 4.00% 2031	2,323	2,440

218	American Funds Insurance Series

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Cheniere Energy Partners LP 3.25% 2032[1]	$1,105	$1,118
	Cheniere Energy, Inc. 7.00% 2024	319	353
	Cheniere Energy, Inc. 5.875% 2025	495	549
	Cheniere Energy, Inc. 4.625% 2028	5,311	5,658
	Chesapeake Energy Corp. 4.875% 2022[6]	4,300	86
	Chesapeake Energy Corp. 5.50% 2026[1]	1,185	1,249
	Chesapeake Energy Corp. 5.875% 2029[1]	1,020	1,093
	CNX Midstream Partners LP 4.75% 2030[1]	210	210
	CNX Resources Corp. 7.25% 2027[1]	1,478	1,569
	CNX Resources Corp. 6.00% 2029[1]	1,345	1,401
	Comstock Resources, Inc. 6.75% 2029[1]	785	853
	Comstock Resources, Inc. 5.875% 2030[1]	1,120	1,150
	Constellation Oil Services Holding SA 10.00% PIK 2024[1,4,6]	7,784	2,436
	Continental Resources, Inc. 5.75% 2031[1]	865	1,020
	Convey Park Energy LLC 7.50% 2025[1]	417	432
	CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50% 2031[1]	2,860	2,990
	Crestwood Midstream Partners LP 6.00% 2029[1]	575	598
	Devon Energy Corp. 5.875% 2028	202	219
	Devon Energy Corp. 4.50% 2030	493	529
	Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[1,3,4]	68	67
	Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[3,4]	62	61
	DT Midstream, Inc. 4.125% 2029[1]	1,750	1,794
	DT Midstream, Inc. 4.375% 2031[1]	785	818
	Encino Acquisition Partners Holdings, LLC 8.50% 2028[1]	50	52
	Endeavor Energy Resources LP 6.625% 2025[1]	850	900
	Energean Israel Finance, Ltd. 4.50% 2024[1]	945	952
	Energean Israel Finance, Ltd. 4.875% 2026[1]	800	796
	Energean PLC 6.50% 2027[1]	580	578
	Energy Transfer Operating LP 5.00% 2050	1,529	1,764
	EnLink Midstream Partners, LLC 5.625% 2028[1]	660	687
	EQM Midstream Partners LP 4.75% 2023	400	416
	EQM Midstream Partners LP 4.125% 2026	127	130
	EQM Midstream Partners LP 6.50% 2027[1]	2,365	2,652
	EQM Midstream Partners LP 5.50% 2028	1,231	1,347
	EQM Midstream Partners LP 4.50% 2029[1]	835	870
	EQM Midstream Partners LP 4.75% 2031[1]	1,155	1,223
	EQM Midstream Partners LP 6.50% 2048	100	122
	EQT Corp. 6.625% 2025[5]	630	711
	EQT Corp. 3.90% 2027	125	134
	EQT Corp. 5.00% 2029	480	532
	EQT Corp. 7.50% 2030[5]	400	515
	EQT Corp. 3.625% 2031[1]	500	520
	Genesis Energy, LP 5.625% 2024	120	119
	Genesis Energy, LP 6.50% 2025	1,735	1,715
	Genesis Energy, LP 6.25% 2026	180	176
	Genesis Energy, LP 8.00% 2027	2,663	2,747
	Guara Norte SARL 5.198% 2034[1]	579	569
	Harbour Energy PLC 5.50% 2026[1]	1,295	1,287
	Harvest Midstream I, LP 7.50% 2028[1]	1,867	2,000
	Hess Midstream Operations LP 4.25% 2030[1]	1,400	1,392
	Hess Midstream Partners LP 5.125% 2028[1]	687	716
	Hilcorp Energy I, LP 6.25% 2028[1]	145	153
	Hilcorp Energy I, LP 5.75% 2029[1]	790	815
	Hilcorp Energy I, LP 6.00% 2031[1]	650	674
	Howard Midstream Energy Partners, LLC 6.75% 2027[1]	460	472
	Independence Energy Finance LLC 7.25% 2026[1]	500	520
	Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 3.00%) 3.09% 2024[2,3]	12	7

American Funds Insurance Series	219

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 1.00%) 3.00% PIK and 1.09% Cash 2025[2,3,4]	$ 151	$ 68
	Murphy Oil Corp. 6.875% 2024	335	342
	Murphy Oil Corp. 5.75% 2025	250	257
	Murphy Oil Corp. 6.375% 2028	415	442
	Murphy Oil USA, Inc. 3.75% 2031[1]	200	199
	Nabors Industries, Inc. 5.75% 2025	355	329
	Nabors Industries, Inc. 7.375% 2027[1]	1,470	1,523
	Neptune Energy Group Holdings, Ltd. 6.625% 2025[1]	850	870
	New Fortress Energy, Inc. 6.75% 2025[1]	1,290	1,305
	New Fortress Energy, Inc. 6.50% 2026[1]	3,395	3,373
	NGL Energy Operating LLC 7.50% 2026[1]	7,705	7,956
	NGL Energy Partners LP 7.50% 2023	414	408
	NGL Energy Partners LP 6.125% 2025	2,229	1,908
	Northern Oil and Gas, Inc. 8.125% 2028[1]	2,055	2,171
	NorthRiver Midstream Finance LP 5.625% 2026[1]	625	651
	NuStar Logistics LP 6.00% 2026	286	311
	Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[1]	1,845	2,014
	Oasis Petroleum, Inc. 6.375% 2026[1]	1,087	1,143
	Occidental Petroleum Corp. 5.875% 2025	710	784
	Occidental Petroleum Corp. 8.00% 2025	1,400	1,636
	Occidental Petroleum Corp. 3.50% 2029	310	319
	Occidental Petroleum Corp. 6.625% 2030	810	1,004
	Occidental Petroleum Corp. 8.875% 2030	300	405
	Occidental Petroleum Corp. 6.125% 2031	530	645
	Occidental Petroleum Corp. 4.20% 2048	165	165
	Parkland Corp. 4.625% 2030[1]	835	831
	PDC Energy, Inc. 5.75% 2026	1,100	1,138
	Petróleos Mexicanos 6.875% 2025[1]	350	383
	Petróleos Mexicanos 5.35% 2028	449	447
	Petróleos Mexicanos 7.69% 2050	651	629
	Petrorio Luxembourg SARL 6.125% 2026[1]	320	321
	Precision Drilling Corp. 6.875% 2029[1]	160	163
	Range Resources Corp. 4.875% 2025	642	664
	Range Resources Corp. 8.25% 2029	850	949
	Rattler Midstream Partners LP 5.625% 2025[1]	955	994
	Rockcliff Energy II LLC 5.50% 2029[1]	440	454
	Rockies Express Pipeline LLC 4.95% 2029[1]	1,000	1,066
	Sabine Pass Liquefaction, LLC 4.50% 2030	586	662
	Sanchez Energy Corp. 7.25% 2023[1,6]	739	29
	SM Energy Co. 6.50% 2028	220	228
	Southwestern Energy Co. 6.45% 2025 (6.20% on 1/23/2022)[5]	715	787
	Southwestern Energy Co. 7.75% 2027	272	294
	Southwestern Energy Co. 8.375% 2028	565	631
	Southwestern Energy Co. 5.375% 2029	340	360
	Southwestern Energy Co. 5.375% 2030	2,220	2,383
	Southwestern Energy Co. 4.75% 2032	1,255	1,324
	Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.00% 2031[1]	335	339
	Summit Midstream Holdings / Summit Midstream Finance Corp. 8.50% 2026[1]	555	579
	Sunoco LP 6.00% 2027	547	571
	Sunoco LP 4.50% 2029	1,680	1,709
	Sunoco LP 4.50% 2030[1]	1,680	1,724
	Superior Plus LP and Superior General Partner, Inc. 4.50% 2029[1]	690	710
	Tallgrass Energy Partners, LP 7.50% 2025[1]	230	249
	Targa Resources Partners LP 5.875% 2026	171	179
	Targa Resources Partners LP 6.50% 2027	133	143
	Targa Resources Partners LP 6.875% 2029	985	1,103
	Targa Resources Partners LP 5.50% 2030	802	878
	Targa Resources Partners LP 4.875% 2031	1,620	1,762

220	American Funds Insurance Series

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Targa Resources Partners LP 4.00% 2032[1]	$ 550	$576
	Teekay Corp. 9.25% 2022[1]	683	701
	Teekay Offshore Partners LP 8.50% 2023[1,7,8]	2,009	1,828
	Transocean Guardian, Ltd. 5.875% 2024[1]	379	359
	Transocean Poseidon, Ltd. 6.875% 2027[1]	385	372
	Transocean, Inc. 7.25% 2025[1]	500	386
	Transocean, Inc. 8.00% 2027[1]	550	397
	USA Compression Partners, LP 6.875% 2026	264	275
	USA Compression Partners, LP 6.875% 2027	247	261
	Venture Global Calcasieu Pass, LLC 4.125% 2031[1]	2,695	2,861
	Venture Global Calcasieu Pass, LLC 3.875% 2033[1]	650	682
	Weatherford International, Ltd. 11.00% 2024[1]	445	459
	Weatherford International, Ltd. 6.50% 2028[1]	1,960	2,077
	Weatherford International, Ltd. 8.625% 2030[1]	2,120	2,204
	Western Gas Partners LP 4.50% 2028	1,374	1,498
	Western Midstream Operating, LP 4.35% 2025 (4.10% on 2/1/2022)[5]	369	386
	Western Midstream Operating, LP 4.75% 2028	160	177
	Western Midstream Operating, LP 5.30% 2030 (5.05% on 2/1/2022)[5]	400	440
	Western Midstream Operating, LP 6.50% 2050 (6.25% on 2/1/2022)[5]	290	343

			140,595

Communication services 12.70%	Allen Media, LLC 10.50% 2028[1]	50	52
	Altice France SA 5.125% 2029[1]	2,547	2,489
	Beasley Mezzanine Holdings, LLC 8.625% 2026[1]	475	470
	Brightstar Escrow Corp. 9.75% 2025[1]	1,095	1,176
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[1]	132	136
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[1]	96	100
	CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2029[1]	100	108
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[1]	3,604	3,695
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[1]	3,137	3,268
	CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	140	139
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[1]	3,285	3,321
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032	1,024	1,055
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2033[1]	1,210	1,236
	CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2034[1]	750	739
	Centerfield Media Parent, Inc. 6.625% 2026[1]	1,160	1,164
	CenturyLink, Inc. 6.75% 2023	1,480	1,600
	CenturyLink, Inc. 4.00% 2027[1]	750	762
	Cinemark USA, Inc. 5.875% 2026[1]	188	191
	Clear Channel Worldwide Holdings, Inc. 7.75% 2028[1]	570	611
	Clear Channel Worldwide Holdings, Inc. 7.50% 2029[1]	380	406
	Cogent Communications Group, Inc. 3.50% 2026[1]	700	712
	Consolidated Communications, Inc. 5.00% 2028[1]	225	228
	CSC Holdings, LLC 3.375% 2031[1]	500	469
	Diamond Sports Group LLC 5.375% 2026[1]	1,573	788
	Diamond Sports Group LLC 6.625% 2027[1]	1,056	298
	DIRECTV Financing, LLC, Term Loan, (3-month USD-LIBOR + 5.00%) 5.75% 2027[2,3]	1,823	1,827
	DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 5.875% 2027[1]	2,920	2,994
	DISH DBS Corp. 5.25% 2026[1]	490	499
	DISH DBS Corp. 5.125% 2029	900	820
	Embarq Corp. 7.995% 2036	2,102	2,358
	Epicor Software Corp., Term Loan C, (3-month USD-LIBOR + 3.25%) 4.00% 2027[2,3]	74	74
	Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 8.75% 2028[2,3]	525	539
	Front Range BidCo, Inc. 6.125% 2028[1]	839	828
	Frontier Communications Corp. 5.875% 2027[1]	1,550	1,642
	Frontier Communications Corp. 5.00% 2028[1]	4,030	4,158
	Frontier Communications Corp. 6.75% 2029[1]	2,010	2,093
	Frontier Communications Holdings, LLC 5.875% 2029	1,390	1,392

American Funds Insurance Series	221

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services (continued)	Frontier Communications Holdings, LLC 6.00% 2030[1]	$ 750	$755
	Gannett Holdings, LLC 6.00% 2026[1]	500	511
	Gray Escrow II, Inc. 5.375% 2031[1]	1,350	1,391
	Gray Television, Inc. 7.00% 2027[1]	828	886
	Gray Television, Inc. 4.75% 2030[1]	250	249
	iHeartCommunications, Inc. 5.25% 2027[1]	1,445	1,504
	Inmarsat PLC 6.75% 2026[1]	1,475	1,553
	Intelsat Jackson Holding Co. 8.00% 2024[1]	1,675	1,703
	Intelsat Jackson Holding Co. 8.50% 2024[1,6]	1,050	482
	Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 4.75%) 5.75% 2022[2,3]	1,010	1,014
	Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[2]	3,900	3,908
	Kantar Group LLC, Term Loan B2, (3-month USD-LIBOR + 4.50%) 5.25% 2026[2,3]	389	389
	Lamar Media Corp. 3.75% 2028	61	61
	Lamar Media Corp. 4.875% 2029	300	314
	Lamar Media Corp. 4.00% 2030	260	264
	Lamar Media Corp. 3.625% 2031	125	122
	Level 3 Financing, Inc. 3.75% 2029[1]	550	523
	Ligado Networks LLC 15.50% PIK 2023[1,4]	1,649	1,338
	Ligado Networks LLC 17.50% PIK 2024[1,4]	267	126
	Live Nation Entertainment, Inc. 3.75% 2028[1]	425	423
	Mav Acquisition Corp. 5.75% 2028[1]	520	516
	Midas OpCo Holdings LLC 5.625% 2029[1]	3,300	3,384
	Netflix, Inc. 4.875% 2028	635	725
	Netflix, Inc. 5.375% 2029[1]	50	59
	Netflix, Inc. 4.875% 2030[1]	674	787
	News Corp. 3.875% 2029[1]	1,200	1,214
	Nexstar Broadcasting, Inc. 4.75% 2028[1]	2,400	2,449
	Nexstar Escrow Corp. 5.625% 2027[1]	789	833
	Qwest Capital Funding, Inc. 6.875% 2028	860	916
	Scripps Escrow II, Inc. 3.875% 2029[1]	750	750
	Sinclair Television Group, Inc. 5.125% 2027[1]	195	189
	Sinclair Television Group, Inc. 4.125% 2030[1]	1,550	1,471
	Sirius XM Radio, Inc. 3.125% 2026[1]	2,100	2,103
	Sirius XM Radio, Inc. 4.00% 2028[1]	2,475	2,493
	Sirius XM Radio, Inc. 4.125% 2030[1]	445	446
	Sirius XM Radio, Inc. 3.875% 2031[1]	2,400	2,357
	Sprint Corp. 7.625% 2026	1,450	1,743
	Sprint Corp. 6.875% 2028	7,396	9,368
	Sprint Corp. 8.75% 2032	5,791	8,696
	Summer (BC) BidCo B LLC 5.50% 2026[1]	365	374
	TEGNA, Inc. 4.75% 2026[1]	650	677
	TEGNA, Inc. 4.625% 2028	478	484
	TEGNA, Inc. 5.00% 2029	936	959
	T-Mobile US, Inc. 2.625% 2026	1,000	1,006
	T-Mobile US, Inc. 3.375% 2029[1]	1,750	1,786
	T-Mobile US, Inc. 2.875% 2031	460	455
	Trilogy International South Pacific LLC / TISP Finance, Inc. 8.875% 2023[1]	5,096	4,980
	Univision Communications, Inc. 5.125% 2025[1]	3,195	3,231
	Univision Communications, Inc. 6.625% 2027[1]	3,050	3,289
	Univision Communications, Inc. 4.50% 2029[1]	5,000	5,059
	UPC Broadband Finco BV 4.875% 2031[1]	650	664
	Virgin Media O2 4.25% 2031[1]	2,625	2,577
	Virgin Media Secured Finance PLC 4.50% 2030[1]	990	998
	VMED O2 UK Financing I PLC 4.75% 2031[1]	200	203
	Warner Music Group 3.75% 2029[1]	700	699
	Warner Music Group 3.875% 2030[1]	850	865

222	American Funds Insurance Series

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services (continued)	Ziggo Bond Co. BV 5.125% 2030[1]	$ 419	$422
	Ziggo Bond Finance BV 5.50% 2027[1]	824	848
	Ziggo Bond Finance BV 4.875% 2030[1]	1,550	1,592

			133,620

Health care 11.16%	AdaptHealth, LLC 5.125% 2030[1]	725	739
	Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 3.854% 2026[2,3]	836	831
	Avantor Funding, Inc. 4.625% 2028[1]	1,910	1,994
	Avantor Funding, Inc. 3.875% 2029[1]	500	506
	Bausch Health Companies, Inc. 9.25% 2026[1]	2,644	2,796
	Bausch Health Companies, Inc. 5.75% 2027[1]	1,000	1,039
	Bausch Health Companies, Inc. 4.875% 2028[1]	2,445	2,498
	Bausch Health Companies, Inc. 5.00% 2028[1]	987	910
	Bausch Health Companies, Inc. 7.00% 2028[1]	553	551
	Bausch Health Companies, Inc. 5.00% 2029[1]	375	332
	Bausch Health Companies, Inc. 6.25% 2029[1]	815	776
	Bausch Health Companies, Inc. 7.25% 2029[1]	260	258
	Bausch Health Companies, Inc. 5.25% 2030[1]	852	751
	Bausch Health Companies, Inc. 5.25% 2031[1]	3,615	3,182
	Catalent Pharma Solutions, Inc. 5.00% 2027[1]	53	55
	Catalent Pharma Solutions, Inc. 3.125% 2029[1]	285	282
	Catalent Pharma Solutions, Inc. 3.50% 2030[1]	670	669
	Centene Corp. 4.25% 2027	584	610
	Centene Corp. 2.45% 2028	3,890	3,838
	Centene Corp. 4.625% 2029	4,305	4,650
	Centene Corp. 3.00% 2030	2,530	2,576
	Centene Corp. 3.375% 2030	842	859
	Centene Corp. 2.50% 2031	1,485	1,448
	Centene Corp. 2.625% 2031	970	952
	Charles River Laboratories International, Inc. 4.25% 2028[1]	241	251
	Charles River Laboratories International, Inc. 3.75% 2029[1]	680	688
	Community Health Systems, Inc. 5.625% 2027[1]	730	773
	Community Health Systems, Inc. 6.00% 2029[1]	653	697
	DaVita, Inc. 4.625% 2030[1]	1,200	1,231
	Encompass Health Corp. 4.50% 2028	496	511
	Encompass Health Corp. 4.75% 2030	285	294
	Endo DAC / Endo Finance LLC / Endo Finco 9.50% 2027[1]	954	972
	Endo DAC / Endo Finance LLC / Endo Finco 6.00% 2028[1]	1,558	1,163
	Endo International PLC 5.75% 2022[1]	2,777	2,531
	Endo International PLC 5.875% 2024[1]	1,300	1,281
	Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[1]	1,390	1,365
	Grifols Escrow Issuer SA 4.75% 2028[1]	700	715
	HCA, Inc. 5.875% 2026	321	362
	HCA, Inc. 5.625% 2028	1,565	1,831
	HCA, Inc. 5.875% 2029	750	895
	HCA, Inc. 3.50% 2030	1,650	1,747
	HCA, Inc. 5.50% 2047	128	168
	HCA, Inc. 5.25% 2049	475	611
	HCA, Inc. 7.50% 2095	250	366
	HealthEquity, Inc. 4.50% 2029[1]	730	724
	IMS Health Holdings, Inc. 5.00% 2026[1]	823	846
	Jazz Securities DAC 4.375% 2029[1]	1,256	1,303
	Mallinckrodt International Finance SA 5.50% 2025[1,6]	1,118	610
	Mallinckrodt PLC 5.75% 2022[1,6]	325	173
	Mallinckrodt PLC 10.00% 2025[1]	1,144	1,214
	ModivCare Escrow Issuer, Inc. 5.00% 2029[1]	570	583
	Molina Healthcare, Inc. 4.375% 2028[1]	920	949

American Funds Insurance Series	223

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	Molina Healthcare, Inc. 3.875% 2030[1]	$ 1,999	$2,077
	Molina Healthcare, Inc. 3.875% 2032[1]	1,490	1,502
	Mozart Debt Merger Sub, Inc. 3.875% 2029[1]	1,100	1,098
	Mozart Debt Merger Sub, Inc. 5.25% 2029[1]	2,435	2,473
	Option Care Health, Inc. 4.375% 2029[1]	580	582
	Organon Finance 1 LLC 4.125% 2028[1]	475	484
	Organon Finance 1 LLC 5.125% 2031[1]	240	251
	Owens & Minor, Inc. 4.375% 2024	1,935	2,059
	Owens & Minor, Inc. 4.50% 2029[1]	1,980	2,032
	Par Pharmaceutical, Inc. 7.50% 2027[1]	4,375	4,478
	Radiology Partners, Inc. 9.25% 2028[1]	1,213	1,276
	Rotech Healthcare, Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% PIK 2023[2,3,4,7,8]	4,387	4,388
	RP Escrow Issuer, LLC 5.25% 2025[1]	1,335	1,348
	Select Medical Holdings Corp. 6.25% 2026[1]	554	588
	Surgery Center Holdings 10.00% 2027[1]	416	442
	Syneos Health, Inc. 3.625% 2029[1]	530	524
	Team Health Holdings, Inc. 6.375% 2025[1]	899	847
	Team Health Holdings, Inc., Term Loan B, 3.75% 2024[2,3]	312	300
	Tenet Healthcare Corp. 4.625% 2024	130	132
	Tenet Healthcare Corp. 4.875% 2026[1]	5,280	5,431
	Tenet Healthcare Corp. 5.125% 2027[1]	710	740
	Tenet Healthcare Corp. 6.25% 2027[1]	500	518
	Tenet Healthcare Corp. 4.625% 2028[1]	550	566
	Tenet Healthcare Corp. 6.125% 2028[1]	500	529
	Tenet Healthcare Corp. 4.25% 2029[1]	990	1,007
	Tenet Healthcare Corp. 4.375% 2030[1]	1,450	1,472
	Tenet Healthcare Corp. 6.875% 2031	100	114
	Teva Pharmaceutical Finance Co. BV 6.00% 2024	3,879	4,069
	Teva Pharmaceutical Finance Co. BV 7.125% 2025	2,209	2,366
	Teva Pharmaceutical Finance Co. BV 3.15% 2026	2,134	2,009
	Teva Pharmaceutical Finance Co. BV 4.75% 2027	350	347
	Teva Pharmaceutical Finance Co. BV 6.75% 2028	2,238	2,387
	Teva Pharmaceutical Finance Co. BV 5.125% 2029	4,935	4,846
	Teva Pharmaceutical Finance Co. BV 4.10% 2046	672	569
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	4,446	4,534
	Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]	581	613
	Valeant Pharmaceuticals International, Inc. 8.50% 2027[1]	502	528

			117,482

Materials 10.20%	Alcoa Netherlands Holding BV 5.50% 2027[1]	510	546
	Alcoa Netherlands Holding BV 4.125% 2029[1]	430	444
	Allegheny Technologies, Inc. 4.875% 2029	1,600	1,604
	Allegheny Technologies, Inc. 5.125% 2031	745	752
	ArcelorMittal 4.25% 2029	372	408
	ArcelorMittal 7.00% 2039	558	770
	ArcelorMittal 6.75% 2041	1,025	1,387
	Arconic Corp. 6.00% 2025[1]	810	848
	Arconic Rolled Products Corp. 6.125% 2028[1]	200	213
	Ardagh Group SA 6.50% Cash 2027[1,4]	622	641
	Ardagh Metal Packaging Finance USA LLC 4.00% 2029[1]	650	645
	Ardagh Packaging Finance 5.25% 2025[1]	495	512
	Axalta Coating Systems LLC 4.75% 2027[1]	460	480
	Ball Corp. 3.125% 2031	1,330	1,315
	Braskem Idesa SAPI 6.99% 2032[1]	515	518
	BWAY Parent Co., Inc. 5.50% 2024[1]	1,619	1,636
	Canpack SA / Canpack US, LLC 3.875% 2029[1]	2,120	2,073
	Cleveland-Cliffs, Inc. 9.875% 2025[1]	204	231

224	American Funds Insurance Series

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Materials (continued)	Cleveland-Cliffs, Inc. 6.75% 2026[1]	$ 462	$490
	Cleveland-Cliffs, Inc. 5.875% 2027	2,880	3,002
	Cleveland-Cliffs, Inc. 7.00% 2027	297	309
	Cleveland-Cliffs, Inc. 4.625% 2029[1]	2,300	2,349
	Cleveland-Cliffs, Inc. 4.875% 2031[1]	2,475	2,575
	Consolidated Energy Finance SA 6.50% 2026[1]	600	612
	Consolidated Energy Finance SA 5.625% 2028[1]	1,555	1,522
	Constellium SE 3.75% 2029[1]	350	345
	CVR Partners LP 9.25% 2023[1]	236	238
	CVR Partners LP 6.125% 2028[1]	2,525	2,668
	Diamond (BC) BV 4.625% 2029[1]	205	204
	Element Solutions, Inc. 3.875% 2028[1]	620	624
	First Quantum Minerals, Ltd. 7.25% 2023[1]	1,282	1,298
	First Quantum Minerals, Ltd. 7.50% 2025[1]	3,893	4,010
	First Quantum Minerals, Ltd. 6.875% 2026[1]	3,276	3,407
	First Quantum Minerals, Ltd. 6.875% 2027[1]	5,240	5,645
	FMG Resources 4.375% 2031[1]	585	615
	Freeport-McMoRan, Inc. 4.25% 2030	637	673
	Freeport-McMoRan, Inc. 5.40% 2034	512	624
	Freeport-McMoRan, Inc. 5.45% 2043	801	1,008
	FXI Holdings, Inc. 7.875% 2024[1]	2,805	2,861
	FXI Holdings, Inc. 12.25% 2026[1]	5,615	6,324
	GPC Merger Sub, Inc. 7.125% 2028[1]	534	553
	Hexion, Inc. 7.875% 2027[1]	2,061	2,176
	Joseph T. Ryerson & Son, Inc. 8.50% 2028[1]	620	675
	Labl, Inc. 5.875% 2028[1]	500	516
	Labl, Inc. 8.25% 2029[1]	1,300	1,310
	LSB Industries, Inc. 6.25% 2028[1]	2,160	2,249
	Mercer International, Inc. 5.125% 2029	400	409
	Methanex Corp. 5.125% 2027	3,915	4,115
	Methanex Corp. 5.25% 2029	1,300	1,373
	Methanex Corp. 5.65% 2044	1,225	1,232
	Neon Holdings, Inc. 10.125% 2026[1]	840	896
	Nova Chemicals Corp. 4.875% 2024[1]	495	512
	Nova Chemicals Corp. 5.00% 2025[1]	295	309
	Nova Chemicals Corp. 5.25% 2027[1]	2,536	2,703
	Nova Chemicals Corp. 4.25% 2029[1]	2,980	2,996
	Novelis Corp. 3.25% 2026[1]	335	338
	Novelis Corp. 4.75% 2030[1]	1,013	1,067
	Novelis Corp. 3.875% 2031[1]	1,057	1,052
	Olin Corp. 5.625% 2029	200	217
	Olin Corp. 5.00% 2030	180	189
	Olympus Water US Holding Corp. 4.25% 2028[1]	1,340	1,334
	Olympus Water US Holding Corp. 6.25% 2029[1]	200	195
	Owens-Illinois, Inc. 5.875% 2023[1]	420	440
	Owens-Illinois, Inc. 6.375% 2025[1]	265	286
	Pearl Merger Sub, Inc. 6.75% 2028[1]	470	483
	Rayonier A.M. Products, Inc. 7.625% 2026[1]	285	302
	SCIH Salt Holdings, Inc. 4.875% 2028[1]	4,375	4,207
	SCIH Salt Holdings, Inc. 6.625% 2029[1]	1,605	1,503
	SCIL IV LLC 5.375% 2026[1]	500	514
	Scotts Miracle-Gro Co. 4.50% 2029	639	667
	Scotts Miracle-Gro Co. 4.375% 2032[1]	455	455
	Sealed Air Corp. 4.00% 2027[1]	316	330
	Silgan Holdings, Inc. 4.125% 2028	377	386
	Summit Materials, Inc. 6.50% 2027[1]	360	374
	Summit Materials, Inc. 5.25% 2029[1]	955	1,002
	TPC Group Inc. 10.50% 2024[1]	190	138
	Trivium Packaging BV 5.50% 2026[1]	530	552

American Funds Insurance Series	225

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Materials (continued)	Trivium Packaging BV 8.50% 2027[1]	$ 403	$427
	Tronox, Ltd. 4.625% 2029[1]	730	730
	Unifrax Escrow Issuer Corp. 5.25% 2028[1]	1,189	1,204
	Unifrax Escrow Issuer Corp. 7.50% 2029[1]	760	769
	Valvoline, Inc. 4.25% 2030[1]	353	361
	Valvoline, Inc. 3.625% 2031[1]	620	601
	Venator Materials Corp. 5.75% 2025[1]	3,896	3,744
	Venator Materials Corp. 9.50% 2025[1]	1,155	1,264
	W. R. Grace Holdings LLC 4.875% 2027[1]	655	674
	W. R. Grace Holdings LLC 5.625% 2029[1]	790	811
	Warrior Met Coal, Inc. 7.875% 2028[1]	2,270	2,330

			107,396

Industrials 8.73%	ADT Security Corp. 4.125% 2029[1]	1,635	1,613
	Allison Transmission Holdings, Inc. 3.75% 2031[1]	1,720	1,680
	American Airlines, Inc. 5.50% 2026[1]	1,960	2,041
	American Airlines, Inc. 5.75% 2029[1]	750	803
	Artera Services, LLC 9.033% 2025[1]	1,060	1,123
	Associated Materials, LLC 9.00% 2025[1]	2,156	2,309
	Atkore, Inc. 4.25% 2031[1]	385	395
	Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 3.50% 2028[2,3]	550	549
	Atlantic Aviation FBO, Inc., Term Loan, (3-month USD-LIBOR + 5.75%) 6.25% 2029[2,3]	1,700	1,726
	ATS Automation Tooling Systems, Inc. 4.125% 2028[1]	275	278
	Avis Budget Car Rental, LLC 5.75% 2027[1]	885	921
	Avis Budget Group, Inc. 5.375% 2029[1]	1,150	1,215
	Avolon Holdings Funding, Ltd. 5.25% 2024[1]	660	708
	Avolon Holdings Funding, Ltd. 2.528% 2027[1]	2,098	2,039
	Azul Investments LLP 7.25% 2026[1]	670	615
	BlueLinx Holdings, Inc. 6.00% 2029[1]	500	498
	Boeing Company 3.625% 2031	500	534
	Bohai Financial Investment Holding Co., Ltd. 4.50% 2023[1]	132	136
	Bombardier, Inc. 7.50% 2024[1]	600	626
	Bombardier, Inc. 7.50% 2025[1]	1,601	1,633
	Bombardier, Inc. 7.125% 2026[1]	2,120	2,202
	Bombardier, Inc. 7.875% 2027[1]	2,903	3,014
	Bombardier, Inc. 6.00% 2028[1]	1,615	1,622
	Bombardier, Inc. 7.45% 2034[1]	700	861
	Builders FirstSource, Inc. 4.25% 2032[1]	1,230	1,276
	BWX Technologies, Inc. 4.125% 2028[1]	515	524
	BWX Technologies, Inc. 4.125% 2029[1]	770	781
	Clarivate Science Holdings Corp. 3.875% 2028[1]	1,515	1,526
	Clarivate Science Holdings Corp. 4.875% 2029[1]	1,265	1,285
	Clean Harbors, Inc. 4.875% 2027[1]	766	790
	CoreLogic, Inc. 4.50% 2028[1]	4,439	4,429
	CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[2,3]	750	759
	Covanta Holding Corp. 5.00% 2030	1,195	1,222
	Covert Mergeco, Inc. 4.875% 2029[1]	855	869
	Dun & Bradstreet Corp. 6.875% 2026[1]	703	732
	Dun & Bradstreet Corp. 5.00% 2029[1]	1,275	1,307
	Electricidad Firme de Mexico Holdings, SA de CV, 4.90% 2026[1]	505	501
	Fortress Transportation and Infrastructure Investors LLC 9.75% 2027[1]	445	499
	Fortress Transportation and Infrastructure Investors LLC 5.50% 2028[1]	440	449
	Garda World Security Corp. 6.00% 2029[1]	150	144
	GFL Environmental, Inc. 3.50% 2028[1]	780	770
	GFL Environmental, Inc. 4.00% 2028[1]	140	137
	Global Infrastructure Solutions, Inc. 5.625% 2029[1]	500	513
	Gol Finance SA 8.00% 2026[1]	410	386
	Harsco Corp. 5.75% 2027[1]	650	663

226	American Funds Insurance Series

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	Herc Holdings, Inc. 5.50% 2027[1]	$ 200	$208
	Icahn Enterprises Finance Corp. 4.75% 2024	1,080	1,122
	JELD-WEN Holding, Inc. 4.875% 2027[1]	1,033	1,062
	Kratos Defense & Security Solutions, Inc. 6.50% 2025[1]	1,450	1,493
	Labl Escrow Issuer, LLC 6.75% 2026[1]	850	877
	Labl Escrow Issuer, LLC 10.50% 2027[1]	1,170	1,228
	LSC Communications, Inc. 8.75% 2023[1,6,7,8]	8,933	87
	LSC Communications, Inc., Term Loan B, (USD Prime Rate + 4.50%) 7.75% 2022[2,3,6,7,8]	301	3
	MasTec, Inc. 4.50% 2028[1]	1,250	1,300
	Meritor, Inc. 4.50% 2028[1]	1,025	1,029
	Mueller Water Products, Inc. 4.00% 2029[1]	275	278
	NESCO Holdings II, Inc. 5.50% 2029[1]	155	160
	Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[1]	250	259
	Nielsen Finance LLC and Nielsen Finance Co. 5.875% 2030[1]	1,400	1,480
	Park River Holdings, Inc. 5.625% 2029[1]	775	741
	PGT Innovations, Inc. 4.375% 2029[1]	725	730
	Pitney Bowes, Inc. 6.875% 2027[1]	750	780
	PM General Purchaser LLC 9.50% 2028[1]	1,050	1,065
	Prime Security Services Borrower, LLC 3.375% 2027[1]	475	459
	Prime Security Services Borrower, LLC 6.25% 2028[1]	627	655
	R.R. Donnelley & Sons Co. 6.125% 2026[1]	375	413
	R.R. Donnelley & Sons Co., Term Loan B, (3-month USD-LIBOR + 5.00%) 5.104% 2024[2,3]	368	368
	Ritchie Bros. Holdings, Inc. 4.75% 2031[1]	600	627
	Roller Bearing Company of America, Inc. 4.375% 2029[1]	430	439
	Rolls-Royce PLC 5.75% 2027[1]	415	459
	Sensata Technologies, Inc. 3.75% 2031[1]	500	499
	SkyMiles IP, Ltd. 4.75% 2028[1]	2,095	2,289
	SRS Distribution, Inc. 4.625% 2028[1]	480	483
	SRS Distribution, Inc. 6.00% 2029[1]	470	473
	SRS Distribution, Inc. 6.125% 2029[1]	305	311
	Stericycle, Inc. 5.375% 2024[1]	1,135	1,159
	Stericycle, Inc. 3.875% 2029[1]	890	878
	The Brink’s Co. 4.625% 2027[1]	719	741
	The Hertz Corp. 4.625% 2026[1]	100	101
	Titan International, Inc. 7.00% 2028	750	800
	TransDigm, Inc. 6.25% 2026[1]	1,438	1,496
	TransDigm, Inc. 5.50% 2027	855	882
	TransDigm, Inc. 4.625% 2029	875	874
	TransDigm, Inc. 4.875% 2029	360	362
	Triumph Group, Inc. 6.25% 2024[1]	1,955	1,969
	Triumph Group, Inc. 8.875% 2024[1]	226	247
	Triumph Group, Inc. 7.75% 2025[1]	270	268
	Uber Technologies, Inc. 8.00% 2026[1]	498	531
	United Airlines Holdings, Inc. 6.50% 2027[1]	4,095	4,378
	United Airlines, Inc. 4.375% 2026[1]	250	261
	United Airlines, Inc. 4.625% 2029[1]	1,330	1,374
	United Rentals, Inc. 3.875% 2031	525	534
	United Rentals, Inc. 3.75% 2032	450	454
	Vertical Holdco GMBH 7.625% 2028[1]	235	252
	Vertical U.S. Newco, Inc. 5.25% 2027[1]	1,125	1,184
	WESCO Distribution, Inc. 7.125% 2025[1]	1,375	1,459
	WESCO Distribution, Inc. 7.25% 2028[1]	665	730
	Western Global Airlines LLC 10.375% 2025[1]	535	596
	XPO Logistics, Inc. 6.25% 2025[1]	300	314

			91,924

American Funds Insurance Series	227

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials 7.01%	Advisor Group Holdings, LLC 6.25% 2028[1]	$ 1,926	$2,001
	AG Merger Sub II, Inc. 10.75% 2027[1]	4,240	4,713
	Albion Financing 1 SARL / Aggreko Holdings, Inc. 6.125% 2026[1]	550	556
	Albion Financing 2 SARL 8.75% 2027[1]	400	407
	Alliant Holdings Intermediate, LLC 6.75% 2027[1]	1,566	1,626
	Alliant Holdings Intermediate, LLC / Alliant Holdings 4.25% 2027[1]	890	891
	Alliant Holdings Intermediate, LLC / Alliant Holdings 5.875% 2029[1]	1,950	1,987
	Ally Financial, Inc. 8.00% 2031	466	658
	AmWINS Group, Inc. 4.875% 2029[1]	705	713
	Aretec Escrow Issuer, Inc. 7.50% 2029[1]	2,165	2,224
	Ascensus, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[2,3]	1,245	1,250
	AssuredPartners, Inc. 8.00% 2027[1]	437	454
	AssuredPartners, Inc. 5.625% 2029[1]	365	356
	BroadStreet Partners, Inc. 5.875% 2029[1]	575	566
	Castlelake Aviation Finance DAC 5.00% 2027[1]	2,150	2,136
	Cobra AcquisitionCo LLC 6.375% 2029[1]	500	494
	Coinbase Global, Inc. 3.375% 2028[1]	2,085	1,951
	Coinbase Global, Inc. 3.625% 2031[1]	1,765	1,627
	Compass Diversified Holdings 5.25% 2029[1]	3,670	3,851
	Compass Diversified Holdings 5.00% 2032[1]	1,230	1,263
	Credit Acceptance Corp. 5.125% 2024[1]	765	785
	Digital Currency Group, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 7.00% 2026[2,3,7,8]	947	897
	Digital Currency Group, Inc., Term Loan, 8.75% 2026[2,7,8]	1,263	1,196
	Freedom Mortgage Corp. 7.625% 2026[1]	625	639
	FS Energy and Power Fund 7.50% 2023[1]	3,774	3,939
	Hightower Holding, LLC 6.75% 2029[1]	650	669
	HUB International, Ltd. 7.00% 2026[1]	1,550	1,595
	HUB International, Ltd. 5.625% 2029[1]	240	248
	Icahn Enterprises Finance Corp. 5.25% 2027	277	285
	Icahn Enterprises Finance Corp. 4.375% 2029	675	659
	Iron Mountain Information Management Services, Inc. 5.00% 2032[1]	965	989
	Ladder Capital Corp. 4.25% 2027[1]	1,689	1,702
	LPL Holdings, Inc. 4.625% 2027[1]	962	997
	LPL Holdings, Inc. 4.00% 2029[1]	1,270	1,302
	LPL Holdings, Inc. 4.375% 2031[1]	1,060	1,086
	MGIC Investment Corp. 5.25% 2028	525	552
	MidCap Financial Issuer Trust 6.50% 2028[1]	750	783
	MidCap Financial Issuer Trust 5.625% 2030[1]	265	266
	MSCI, Inc. 4.00% 2029[1]	900	942
	MSCI, Inc. 3.625% 2030[1]	66	68
	MSCI, Inc. 3.625% 2031[1]	1,625	1,688
	MSCI, Inc. 3.875% 2031[1]	1,450	1,512
	MSCI, Inc. 3.25% 2033[1]	1,425	1,443
	National Financial Partners Corp. 6.875% 2028[1]	639	642
	Navient Corp. 5.50% 2023	2,701	2,816
	Navient Corp. 5.875% 2024	1,720	1,836
	Navient Corp. 6.125% 2024	1,267	1,352
	Navient Corp. 5.00% 2027	2,883	2,943
	Navient Corp. 4.875% 2028	320	320
	Navient Corp. 5.50% 2029	830	829
	Navient Corp. 5.625% 2033	1,778	1,696
	OneMain Holdings, Inc. 7.125% 2026	1,335	1,524
	Owl Rock Capital Corp. 3.75% 2025	900	933
	Owl Rock Capital Corp. 3.375% 2026	390	397
	Owl Rock Capital Corp. II 4.625% 2024[1]	750	786
	Owl Rock Capital Corp. III 3.125% 2027[1]	600	587
	Owl Rock Core Income Corp. 3.125% 2026[1]	550	532
	PRA Group, Inc. 5.00% 2029[1]	450	452

228	American Funds Insurance Series

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Quicken Loans, LLC 3.625% 2029[1]	$ 455		$457
	Rocket Mortgage / Rocket Mortgage Co-Issuer, Inc. 2.875% 2026[1]	900		894
	Springleaf Finance Corp. 6.125% 2024	367		389
	Springleaf Finance Corp. 6.625% 2028	190		213
	Springleaf Finance Corp. 5.375% 2029	183		199
	Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 1.50%) 7.25% PIK and 2.50% Cash 2025[2,3,4]	–	[9]	–	[9]

				73,763

Information technology 4.23%	Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[2,3]	3,574		3,575
	Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.25% 2025[2,3]	822		831
	Avaya, Inc. 6.125% 2028[1]	490		520
	Black Knight, Inc. 3.625% 2028[1]	1,315		1,315
	BMC Software, Inc. 7.125% 2025[1]	225		236
	BMC Software, Inc. 9.125% 2026[1]	240		251
	BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.128% 2026[2,3]	1,850		1,869
	Booz Allen Hamilton, Inc. 3.875% 2028[1]	1,240		1,264
	Booz Allen Hamilton, Inc. 4.00% 2029[1]	815		843
	CA Magnum Holdings 5.375% 2026[1]	200		207
	Conduent Business Services, LLC 6.00% 2029[1]	500		494
	Dell, Inc. 5.40% 2040	300		340
	Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 2.875% 2023[2,3]	639		633
	Diebold Nixdorf, Inc. 9.375% 2025[1]	4,700		5,066
	Diebold, Inc. 8.50% 2024	1,534		1,536
	Elastic NV 4.125% 2029[1]	350		347
	Fair Isaac Corp. 4.00% 2028[1]	1,575		1,622
	Gartner, Inc. 4.50% 2028[1]	1,635		1,710
	Gartner, Inc. 3.75% 2030[1]	250		256
	II-VI, Inc. 5.00% 2029[1]	525		537
	II-VI, Inc., Term Loan B, (3-month USD-LIBOR + 2.75%) 3.25% 2028[2,3]	225		225
	Imola Merger Corp. 4.75% 2029[1]	300		308
	MicroStrategy, Inc. 6.125% 2028[1]	625		627
	MoneyGram International, Inc. 5.375% 2026[1]	1,575		1,600
	NCR Corp. 5.125% 2029[1]	2,675		2,774
	Rocket Software, Inc. 6.50% 2029[1]	1,465		1,431
	Sabre GLBL, Inc. 7.375% 2025[1]	48		50
	Sabre Holdings Corp. 9.25% 2025[1]	548		620
	Solera Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 4.00%) 4.50% 2028[2,3]	599		599
	Square, Inc. 2.75% 2026[1]	2,180		2,186
	Square, Inc. 3.50% 2031[1]	1,540		1,581
	Synaptics, Inc. 4.00% 2029[1]	375		381
	UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 3.75% 2026[2,3]	470		468
	UKG, Inc., Term Loan, (3-month USD-LIBOR + 5.25%) 5.75% 2027[2,3]	2,200		2,214
	Unisys Corp. 6.875% 2027[1]	1,695		1,837
	VeriSign, Inc. 5.25% 2025	132		146
	Veritas Holdings, Ltd. 7.50% 2025[1]	2,140		2,218
	Viavi Solutions, Inc. 3.75% 2029[1]	450		451
	Virtusa Corp., Term Loan B, (3-month USD-LIBOR + 3.75%) 4.50% 2028[2,3]	50		50
	Xerox Corp. 5.00% 2025[1]	595		631
	Xerox Corp. 5.50% 2028[1]	585		618

				44,467

Consumer staples 3.85%	Albertsons Companies, Inc. 3.50% 2029[1]	2,398		2,407
	Albertsons Companies, Inc. 4.875% 2030[1]	335		362
	B&G Foods, Inc. 5.25% 2025	612		626
	B&G Foods, Inc. 5.25% 2027	1,428		1,478
	Central Garden & Pet Co. 4.125% 2030	420		424

American Funds Insurance Series	229

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer staples (continued)	Central Garden & Pet Co. 4.125% 2031[1]	$1,005	$1,012
	Coty, Inc. 5.00% 2026[1]	700	722
	Coty, Inc. 6.50% 2026[1]	520	537
	Coty, Inc. 4.75% 2029[1]	1,675	1,705
	Darling Ingredients, Inc. 5.25% 2027[1]	459	474
	Edgewell Personal Care Co. 5.50% 2028[1]	275	292
	Energizer Holdings, Inc. 4.375% 2029[1]	545	533
	Fresh Market, Inc. 9.75% 2023[1]	120	124
	Ingles Markets, Inc. 4.00% 2031[1]	345	348
	Kraft Heinz Company 3.875% 2027	725	784
	Kraft Heinz Company 5.00% 2042	500	623
	Kraft Heinz Company 5.20% 2045	330	421
	Kraft Heinz Company 4.375% 2046	1,701	1,996
	Kraft Heinz Company 4.875% 2049	2,120	2,668
	Kraft Heinz Company 5.50% 2050	1,210	1,642
	Kronos Acquisition Holdings, Inc. 5.00% 2026[1]	1,740	1,721
	Kronos Acquisition Holdings, Inc. 7.00% 2027[1]	2,900	2,738
	Lamb Weston Holdings, Inc. 4.125% 2030[1]	2,880	2,960
	Lamb Weston Holdings, Inc. 4.375% 2032[1]	550	568
	Nestle Skin Health SA, Term Loan B3, (3-month USD-LIBOR + 3.75%) 4.50% 2026[2,3]	1,792	1,796
	Performance Food Group, Inc. 4.25% 2029[1]	483	480
	Post Holdings, Inc. 5.625% 2028[1]	569	604
	Post Holdings, Inc. 5.50% 2029[1]	811	853
	Post Holdings, Inc. 4.625% 2030[1]	3,605	3,678
	Post Holdings, Inc. 4.50% 2031[1]	1,350	1,342
	Prestige Brands International, Inc. 5.125% 2028[1]	103	107
	Prestige Brands International, Inc. 3.75% 2031[1]	1,275	1,239
	Simmons Foods, Inc. 4.625% 2029[1]	993	980
	United Natural Foods, Inc. 6.75% 2028[1]	1,700	1,823
	US Foods, Inc. 4.625% 2030[1]	460	466

			40,533

Real estate 3.15%	Brookfield Property REIT, Inc. 5.75% 2026[1]	2,284	2,366
	Diversified Healthcare Trust 4.375% 2031	725	697
	Howard Hughes Corp. 5.375% 2028[1]	1,447	1,543
	Howard Hughes Corp. 4.125% 2029[1]	2,643	2,682
	Howard Hughes Corp. 4.375% 2031[1]	2,218	2,243
	Iron Mountain, Inc. 4.875% 2027[1]	1,616	1,678
	Iron Mountain, Inc. 5.00% 2028[1]	617	635
	Iron Mountain, Inc. 5.25% 2028[1]	1,214	1,265
	Iron Mountain, Inc. 5.25% 2030[1]	2,610	2,755
	Iron Mountain, Inc. 4.50% 2031[1]	1,050	1,063
	Kennedy-Wilson Holdings, Inc. 4.75% 2029	2,905	2,975
	Kennedy-Wilson Holdings, Inc. 4.75% 2030	2,515	2,553
	Kennedy-Wilson Holdings, Inc. 5.00% 2031	2,565	2,646
	Ladder Capital Corp. 5.25% 2025[1]	1,040	1,053
	Ladder Capital Corp. 4.75% 2029[1]	100	103
	Medical Properties Trust, Inc. 5.00% 2027	638	668
	Medical Properties Trust, Inc. 3.50% 2031	239	242
	Park Intermediate Holdings LLC 4.875% 2029[1]	1,440	1,475
	Realogy Corp. 9.375% 2027[1]	740	800
	Realogy Corp. 5.75% 2029[1]	740	760
	Realogy Group LLC 7.625% 2025[1]	260	276
	RHP Hotel Properties LP / RHP Finance Corp. 4.50% 2029[1]	635	636
	RLJ Lodging Trust, LP 4.00% 2029[1]	800	793
	WeWork Companies, Inc. 7.875% 2025[1]	140	134
	WeWork Companies, LLC 5.00% 2025[1]	1,260	1,095

			33,136

230	American Funds Insurance Series

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities 3.03%	Alfa Desarrollo SpA 4.55% 2051[1]	$ 295	$292
	AmeriGas Partners LP 5.75% 2027	297	329
	Calpine Corp. 4.50% 2028[1]	150	156
	Calpine Corp. 5.125% 2028[1]	518	527
	Calpine Corp. 3.75% 2031[1]	500	483
	Calpine Corp. 5.00% 2031[1]	1,000	1,001
	DPL, Inc. 4.125% 2025	765	800
	Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[5]	1,155	1,333
	FirstEnergy Corp. 2.25% 2030	1,170	1,128
	FirstEnergy Corp. 2.65% 2030	624	618
	FirstEnergy Corp. 7.375% 2031	734	992
	FirstEnergy Corp. 3.40% 2050	1,710	1,680
	FirstEnergy Corp., Series C, 5.35% 2047[5]	550	655
	FirstEnergy Transmission LLC 2.866% 2028[1]	325	326
	FirstEnergy Transmission LLC 4.55% 2049[1]	100	114
	Instituto Costarricense de Electricidad 6.75% 2031[1]	750	761
	Inversiones Latin America Power 5.125% 2033[1]	310	298
	NextEra Energy Partners LP 4.25% 2024[1]	122	127
	NextEra Energy Partners LP 3.875% 2026[1]	92	98
	NGL Energy Partners LP 7.50% 2026	1,150	987
	NRG Energy, Inc. 3.375% 2029[1]	355	348
	NRG Energy, Inc. 3.625% 2031[1]	1,130	1,104
	Pacific Gas and Electric Co. 4.55% 2030	623	674
	Pacific Gas and Electric Co. 3.95% 2047	500	483
	Pacific Gas and Electric Co. 3.50% 2050	400	371
	Pacific Gas and Electric Co. 4.95% 2050	350	382
	PG&E Corp. 5.00% 2028	3,205	3,377
	PG&E Corp. 5.25% 2030	3,280	3,446
	PG&E Corp., Term Loan, (3-month USD-LIBOR + 3.00%) 3.50% 2025[2,3]	251	249
	Talen Energy Corp. 6.50% 2025	220	88
	Talen Energy Corp. 10.50% 2026[1]	3,887	1,675
	Talen Energy Corp. 7.25% 2027[1]	3,353	2,971
	Talen Energy Corp. 6.625% 2028[1]	130	114
	Talen Energy Supply, LLC 7.625% 2028[1]	1,849	1,648
	Venture Global Calcasieu Pass, LLC 3.875% 2029[1]	1,970	2,047
	Vistra Operations Co. LLC 3.55% 2024[1]	231	238

			31,920

	Total corporate bonds, notes & loans		957,879

Asset-backed obligations 0.03%
	Castlelake Aircraft Securitization Trust, Series 2017-1R, Class C, 6.50% 2041[1,10]	295	292

	Total bonds, notes & other debt instruments (cost: $948,481,000)		958,171

Convertible bonds & notes 0.06%
Communication services 0.05%	DISH DBS Corp., convertible notes, 3.375% 2026	635	602

Energy 0.01%	Mesquite Energy, Inc., convertible notes, 15.19% PIK 2023[1,4,7,8]	76	76

	Total convertible bonds & notes (cost: $715,000)		678

American Funds Insurance Series	231

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Convertible stocks 0.08%		Shares	Value (000)
Financials 0.04%	2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[1]	411	$430

Utilities 0.04%	PG&E Corp., convertible preferred units, 5.50% 2023	3,350	387

	Total convertible stocks (cost: $697,000)		817

Common stocks 5.33%
Health care 2.07%	Rotech Healthcare, Inc.[7,8,11,12]	201,793	21,794

Energy 1.61%	Chesapeake Energy Corp.	97,857	6,314
	Oasis Petroleum, Inc.	32,568	4,103
	Denbury, Inc.[11]	25,380	1,944
	Weatherford International[11]	52,159	1,446
	Civitas Resources, Inc.	25,725	1,260
	California Resources Corp.	17,202	734
	Ascent Resources - Utica LLC, Class A7,8,11,12	6,297,894	567
	Diamond Offshore Drilling, Inc.[11]	82,188	349
	Diamond Offshore Drilling, Inc.[1,7,11]	28,784	113
	McDermott International, Ltd.[11]	107,875	44
	Mesquite Energy, Inc.[7,8,11]	3,558	21

			16,895

Industrials 0.68%	New AMI I, LLC[7,8,11]	949,277	7,177

Consumer discretionary 0.48%	MYT Holding Co., Class B7,11	608,846	2,587
	NMG Parent LLC[11]	15,965	2,427

			5,014

Materials 0.22%	Hexion Holdings Corp., Class B11	81,939	2,328

Financials 0.20%	Jonah Energy Parent LLC[7,8,11]	38,716	1,658
	Navient Corp.	20,000	424

			2,082

Communication services 0.04%	iHeartMedia, Inc., Class A11	22,639	476

Information technology 0.03%	MoneyGram International, Inc.[11]	41,400	327

	Total common stocks (cost: $28,466,000)		56,093

Preferred securities 0.28%
Consumer discretionary 0.21%	MYT Holdings LLC, Series A, preferred shares, 10.00% 2029	2,095,904	2,264

232	American Funds Insurance Series

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Preferred securities (continued)		Shares	Value (000)
Industrials 0.07%	ACR III LSC Holdings LLC, Series B, preferred shares[1,7,8,11]	1,022	$719

	Total preferred securities (cost: $2,933,000)		2,983

Rights & warrants 0.16%
Energy 0.08%	Chesapeake Energy Corp., Class B, warrants, expire 2026[11]	11,862	426
	Chesapeake Energy Corp., Class A, warrants, expire 2026[11]	6,365	254
	Chesapeake Energy Corp., Class C, warrants, expire 2026[11]	5,257	170

			850

Consumer discretionary 0.08%	NMG Parent LLC, warrants, expire 2027[7,11]	27,111	801

	Total rights & warrants (cost: $1,983,000)		1,651

Short-term securities 1.64%
Money market investments 1.64%
	Capital Group Central Cash Fund 0.09%[13,14]	172,360	17,238

	Total short-term securities (cost: $17,234,000)		17,238

	Total investment securities 98.59% (cost: $1,000,509,000)		1,037,631
	Other assets less liabilities 1.41%		14,804

	Net assets 100.00%		$1,052,435

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized depreciation at 12/31/2021 (000)

5 Year U.S. Treasury Note Futures	Short	24	March 2022	$(2,903)	$(12)
10 Year U.S. Treasury Note Futures	Short	120	March 2022	(15,656)	(184)
30 Year Ultra U.S. Treasury Bond Futures	Short	4	March 2022	(789)	(15)

					$(211)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium received (000)	Unrealized appreciation (depreciation) at 12/31/2021 (000)

CDX.NA.HY.37	5.00%	Quarterly	12/20/2026	$8,014	$(733)	$(743)	$10
CDX.NA.IG.37	1.00%	Quarterly	12/20/2031	2,250	(22)	(18)	(4)

						$(761)	$6

American Funds Insurance Series	233

American High-Income Trust  (continued)

(formerly High-Income Bond Fund)

Investments in affiliates[14]

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2021 (000)	Dividend income (000)

Short-term securities 1.64%
Money market investments 1.64%
Capital Group Central Cash Fund 0.09%[13]	$33,493	$435,466	$451,723	$3	$(1)	$17,238	$20

[1]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $684,751,000, which represented 65.06% of the net assets of the fund.

[2]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $38,950,000, which represented 3.70% of the net assets of the fund.

[3]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[5]	Step bond; coupon rate may change at a later date.
[6]	Scheduled interest and/or principal payment was not received.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $43,912,000, which represented 4.17% of the net assets of the fund.
[8]	Value determined using significant unobservable inputs.
[9]	Amount less than one thousand.
[10]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[11]	Security did not produce income during the last 12 months.
[12]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the following page.

[13]	Rate represents the seven-day yield at 12/31/2021.
[14]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Rotech Healthcare, Inc.	9/26/2013	$ 4,331	$ 21,794	2.07%

Ascent Resources - Utica LLC, Class A	11/15/2016	302	567	.05

Total private placement securities		$4,633	$22,361	2.12%

Key to abbreviations and symbol
DAC = Designated Activity Company
LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars

See notes to financial statements.

234	American Funds Insurance Series

American Funds Mortgage Fund

Investment portfolio December 31, 2021

Bonds, notes & other debt instruments 77.77%		Principal amount (000)		Value (000)

Mortgage-backed obligations 53.22%
Federal agency mortgage-backed obligations 45.88%	Fannie Mae Pool #695412 5.00% 2033[1]	$ –	[2]	$ –	[2]
	Fannie Mae Pool #AD3566 5.00% 2035[1]	2		2
	Fannie Mae Pool #256583 5.00% 2036[1,3]	34		35
	Fannie Mae Pool #889101 1.549% 2038[1,4]	31		32
	Fannie Mae Pool #964279 2.095% 2038[1,4]	30		31
	Fannie Mae Pool #964708 2.265% 2038[1,4]	4		4
	Fannie Mae Pool #AC0794 5.00% 2039[1]	5		6
	Fannie Mae Pool #931768 5.00% 2039[1]	1		2
	Fannie Mae Pool #AL9335 2.07% 2040[1,4]	1,054		1,109
	Fannie Mae Pool #932606 5.00% 2040[1]	4		4
	Fannie Mae Pool #MA4387 2.00% 2041[1]	21		21
	Fannie Mae Pool #AL9326 2.107% 2041[1,4]	1,189		1,252
	Fannie Mae Pool #AL9327 2.108% 2041[1,4]	906		955
	Fannie Mae Pool #AJ1873 4.00% 2041[1]	7		7
	Fannie Mae Pool #AE1248 5.00% 2041[1]	10		11
	Fannie Mae Pool #AE1274 5.00% 2041[1]	8		9
	Fannie Mae Pool #AE1277 5.00% 2041[1]	5		5
	Fannie Mae Pool #AE1283 5.00% 2041[1]	3		3
	Fannie Mae Pool #AE1290 5.00% 2042[1]	5		6
	Fannie Mae Pool #AT3954 3.50% 2043[1]	3		3
	Fannie Mae Pool #AT0300 3.50% 2043[1]	2		2
	Fannie Mae Pool #AY1829 3.50% 2044[1]	2		2
	Fannie Mae Pool #AW8240 3.50% 2044[1]	1		1
	Fannie Mae Pool #BJ5015 4.00% 2047[1]	50		54
	Fannie Mae Pool #BH3122 4.00% 2047[1]	1		1
	Fannie Mae Pool #BM4488 3.376% 2048[1,4]	442		457
	Fannie Mae Pool #BK6840 4.00% 2048[1]	31		34
	Fannie Mae Pool #BK5232 4.00% 2048[1]	23		25
	Fannie Mae Pool #BK9743 4.00% 2048[1]	9		10
	Fannie Mae Pool #BK9761 4.50% 2048[1]	5		6
	Fannie Mae Pool #BJ8402 3.456% 2049[1,4]	73		76
	Fannie Mae Pool #CA5496 3.00% 2050[1]	1,621		1,711
	Fannie Mae Pool #FM9492 2.50% 2051[1]	499		515
	Fannie Mae Pool #FM9804 2.50% 2051[1]	271		280
	Fannie Mae Pool #FM9694 2.50% 2051[1]	249		258
	Fannie Mae Pool #CB0041 3.00% 2051[1]	232		246
	Fannie Mae Pool #BF0379 3.50% 2059[1]	181		196
	Fannie Mae Pool #BF0497 3.00% 2060[1]	62		66
	Fannie Mae Pool #BF0481 3.50% 2060[1]	211		229
	Freddie Mac Pool #A18781 5.00% 2034[1]	787		889
	Freddie Mac Pool #C91883 4.00% 2036[1,3]	2,511		2,734
	Freddie Mac Pool #840222 2.13% 2040[1,4]	288		303
	Freddie Mac Pool #Q15874 4.00% 2043[1]	2		2
	Freddie Mac Pool #760014 2.843% 2045[1,4]	449		465
	Freddie Mac Pool #760012 3.113% 2045[1,4]	43		44
	Freddie Mac Pool #760013 3.169% 2045[1,4]	31		33
	Freddie Mac Pool #760015 2.627% 2047[1,4]	83		86
	Freddie Mac Pool #Q52069 3.50% 2047[1]	36		39
	Freddie Mac Pool #Q47615 3.50% 2047[1]	21		23
	Freddie Mac Pool #Q56599 4.00% 2048[1]	37		41
	Freddie Mac Pool #Q56175 4.00% 2048[1]	25		27
	Freddie Mac Pool #Q55971 4.00% 2048[1]	25		27
	Freddie Mac Pool #Q55970 4.00% 2048[1]	12		14
	Freddie Mac Pool #Q58411 4.50% 2048[1]	73		80
	Freddie Mac Pool #Q58436 4.50% 2048[1]	33		36
	Freddie Mac Pool #Q58378 4.50% 2048[1]	26		29
	Freddie Mac Pool #RA1339 3.00% 2049[1]	1,865		1,956
	Freddie Mac Pool #QA2748 3.50% 2049[1]	24		26
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	938		969

American Funds Insurance Series	235

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,4]	$ 927	$ 956
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,4]	725	748
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]	111	118
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]	603	632
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,4]	3,482	3,664
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]	1,851	1,921
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	1,570	1,669
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	868	918
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]	35	37
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]	21	23
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	4,493	4,635
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	1,246	1,280
	Government National Mortgage Assn. 2.50% 2052[1,5]	5,001	5,100
	Government National Mortgage Assn. 2.50% 2052[1,5]	1,015	1,040
	Government National Mortgage Assn. 3.00% 2052[1,5]	2,967	3,070
	Government National Mortgage Assn. 3.50% 2052[1,5]	37	39
	Government National Mortgage Assn. Pool #AH5894 3.75% 2034[1]	808	868
	Government National Mortgage Assn. Pool #AD0028 3.75% 2038[1]	564	597
	Government National Mortgage Assn. Pool #AH5897 3.75% 2039[1]	569	603
	Government National Mortgage Assn. Pool #004410 4.00% 2039[1]	57	58
	Government National Mortgage Assn. Pool #783690 6.00% 2039[1]	106	120
	Government National Mortgage Assn. Pool #004823 4.00% 2040[1]	86	88
	Government National Mortgage Assn. Pool #005142 4.50% 2041[1]	12	13
	Government National Mortgage Assn. Pool #005104 5.00% 2041[1]	175	188
	Government National Mortgage Assn. Pool #005165 6.50% 2041[1]	85	90
	Government National Mortgage Assn. Pool #MA0366 3.50% 2042[1]	204	207
	Government National Mortgage Assn. Pool #AA5326 3.50% 2042[1]	139	141
	Government National Mortgage Assn. Pool #AF0140 3.50% 2043[1]	230	240
	Government National Mortgage Assn. Pool #AD4360 3.50% 2043[1]	93	97
	Government National Mortgage Assn. Pool #AH5882 3.75% 2044[1]	518	558
	Government National Mortgage Assn. Pool #AH5884 4.25% 2044[1]	1,272	1,406
	Government National Mortgage Assn. Pool #MA3727 4.00% 2046[1]	208	217
	Government National Mortgage Assn. Pool #MA7419 3.00% 2051[1,3]	2,928	3,034
	Government National Mortgage Assn. Pool #AO0409 4.615% 2065[1]	164	172
	Government National Mortgage Assn. Pool #AN1825 4.631% 2065[1]	294	308
	Government National Mortgage Assn. Pool #AO0461 4.625% 2065[1]	85	89
	Government National Mortgage Assn. Pool #AO0385 4.512% 2066[1]	675	711
	Government National Mortgage Assn. Pool #725897 5.20% 2066[1]	2	2
	Uniform Mortgage-Backed Security 1.50% 2037[1,5]	414	415
	Uniform Mortgage-Backed Security 1.50% 2037[1,5]	271	271
	Uniform Mortgage-Backed Security 2.00% 2037[1,5]	772	791
	Uniform Mortgage-Backed Security 2.00% 2037[1,5]	693	708
	Uniform Mortgage-Backed Security 2.50% 2037[1,5]	300	310
	Uniform Mortgage-Backed Security 2.00% 2052[1,5]	22,285	22,122
	Uniform Mortgage-Backed Security 2.00% 2052[1,5]	18,496	18,399
	Uniform Mortgage-Backed Security 2.50% 2052[1,5]	26,254	26,662
	Uniform Mortgage-Backed Security 2.50% 2052[1,5]	11,911	12,123

236	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Uniform Mortgage-Backed Security 3.00% 2052[1,5]	$ 4,968	$ 5,140
	Uniform Mortgage-Backed Security 3.50% 2052[1,5]	11,555	12,165
	Uniform Mortgage-Backed Security 4.50% 2052[1,5]	2,938	3,148

			153,400

Collateralized mortgage-backed obligations (privately originated) 5.66%	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[1,4,6]	675	672
	Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[1,4,6]	505	506
	Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 2031[1,4,6]	423	422
	Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[1,4,6]	1,384	1,383
	COLT Funding, LLC, Series 2021-5, Class A1, 1.726% 2061[1,4,6]	159	159
	Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[1,4,6]	594	597
	Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 2051[1,4,6]	701	703
	GCAT, Series 2021-NQM6, Class A1, 1.855% 2066[1,4,6]	471	469
	Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.902% 2053[1,4,6]	583	581
	Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.002% 2053[1,4,6]	809	809
	Mello Warehouse Securitization Trust, Series 2021-2, Class A, (1-month USD-LIBOR + 0.75%) 0.852% 2055[1,4,6]	210	210
	Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 0.952% 2055[1,4,6]	2,925	2,923
	Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.101% 2023[1,4,6]	750	751
	MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.70%) 1.786% 2022[1,4,6]	2,250	2,252
	MRA Issuance Trust, Series 2021-16, Class A1, (1-month USD-LIBOR + 1.55%) 1.644% 2051[1,4,6]	1,177	1,177
	NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 0.852% 2055[1,4,6]	1,021	1,020
	Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.70%) 0.802% 2055[1,4,6]	768	765
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 2031[1,4,6]	620	619
	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[1,4,6]	464	465
	Station Place Securitization Trust, Series 2021-WL1, Class A, (1-month USD-LIBOR + 0.65%) 0.752% 2054[1,4,6]	1,317	1,318
	Station Place Securitization Trust, Series 2021-WL2, Class A, (1-month USD-LIBOR + 0.70%) 0.802% 2054[1,4,6]	375	375
	Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[1,4,6]	206	208
	Towd Point Mortgage Trust, Series 2017-5, Class A1, 0.702% 2057[1,4,6]	18	18
	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[1,6]	536	535

			18,937

Commercial mortgage-backed securities 1.68%	BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 0.81% 2036[1,4,6]	1,215	1,212
	BX Trust, Series 2021-RISE, Class A, (1-month USD-LIBOR + 0.74%) 0.848% 2036[1,4,6]	255	255
	BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 1.009% 2036[1,4,6]	1,006	1,006
	BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.78% 2038[1,4,6]	1,174	1,169
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.19% 2038[1,4,6]	368	369
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 1.16% 2038[1,4,6]	575	576

American Funds Insurance Series	237

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 0.911% 2026[1,4,6]	$ 273	$ 273
	Motel 6 Trust, Series 2021-MTL6, Class A, (1-month USD-LIBOR + 0.90%) 1.01% 2038[1,4,6]	100	100
	SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 0.841% 2038[1,4,6]	664	662

			5,622

	Total mortgage-backed obligations		177,959

U.S. Treasury bonds & notes 20.45%
U.S. Treasury 14.63%	U.S. Treasury 0.125% 2023	650	647
	U.S. Treasury 0.125% 2023	560	556
	U.S. Treasury 0.125% 2023	190	188
	U.S. Treasury 0.125% 2023	175	174
	U.S. Treasury 0.375% 2023	5,235	5,205
	U.S. Treasury 0.50% 2023	625	623
	U.S. Treasury 0.375% 2025	490	475
	U.S. Treasury 0.375% 2025	200	194
	U.S. Treasury 0.50% 2026	1,750	1,701
	U.S. Treasury 0.75% 2026[3]	7,592	7,451
	U.S. Treasury 0.75% 2026	560	548
	U.S. Treasury 0.875% 2026	485	477
	U.S. Treasury 1.25% 2026	1,955	1,955
	U.S. Treasury 1.00% 2028	375	365
	U.S. Treasury 1.125% 2028	2,000	1,972
	U.S. Treasury 1.25% 2028	5,975	5,925
	U.S. Treasury 1.25% 2028	415	411
	U.S. Treasury 1.50% 2028	150	151
	U.S. Treasury 0.625% 2030	1,000	933
	U.S. Treasury 1.125% 2031	2,525	2,451
	U.S. Treasury 1.25% 2031	713	698
	U.S. Treasury 1.375% 2031	930	918
	U.S. Treasury 1.375% 2040	380	346
	U.S. Treasury 1.875% 2041	1,750	1,732
	U.S. Treasury 1.25% 2050	1,730	1,472
	U.S. Treasury 1.375% 2050	6,000	5,267
	U.S. Treasury 1.625% 2050[3]	5,095	4,754
	U.S. Treasury 1.875% 2051	55	55
	U.S. Treasury 2.00% 2051	1,250	1,276

			48,920

U.S. Treasury inflation-protected securities 5.82%	U.S. Treasury Inflation-Protected Security 0.125% 2023[7]	2,909	3,007
	U.S. Treasury Inflation-Protected Security 0.375% 2023[7]	1,922	2,023
	U.S. Treasury Inflation-Protected Security 0.625% 2023[7]	719	753
	U.S. Treasury Inflation-Protected Security 0.125% 2024[7]	1,169	1,248
	U.S. Treasury Inflation-Protected Security 0.125% 2024[7]	315	337
	U.S. Treasury Inflation-Protected Security 0.50% 2024[7]	892	952
	U.S. Treasury Inflation-Protected Security 0.625% 2024[7]	1,114	1,187
	U.S. Treasury Inflation-Protected Security 0.125% 2025[7]	171	184
	U.S. Treasury Inflation-Protected Security 0.375% 2025[7]	391	425
	U.S. Treasury Inflation-Protected Security 0.125% 2026[7]	941	1,024
	U.S. Treasury Inflation-Protected Security 0.125% 2031[7]	3,983	4,460
	U.S. Treasury Inflation-Protected Security 2.125% 2041[7]	139	215
	U.S. Treasury Inflation-Protected Security 0.75% 2042[3,7]	1,375	1,738
	U.S. Treasury Inflation-Protected Security 1.00% 2049[7]	1,346	1,911

			19,464

	Total U.S. Treasury bonds & notes		68,384

238	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations 3.72%
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 1.074% 2030[1,4,6]	$ 221	$ 221
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 1.048% 2028[1,4,6]	250	250
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.16% 2030[1,4,6]	250	250
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 2033[1,6]	80	79
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 2034[1,6]	91	90
Carvana Auto Receivables Trust, Series 2021-P1, Class A3, 0.54% 2025[1]	195	195
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 1.105% 2030[1,4,6]	250	250
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[1,6]	520	516
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[1,6]	100	98
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[1,6]	812	798
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00% 2030[1,6]	275	273
Dryden Senior Loan Fund, CLO, Series 2014-33A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.124% 2029[1,4,6]	243	243
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[1,6]	551	554
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[1,6]	536	531
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 2027[1,6]	285	281
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.124% 2029[1,4,6]	187	187
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 2069[1,6]	159	157
Navient Student Loan Trust, Series 2021-B, Class A, 0.94% 2069[1,6]	182	181
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[1,6]	378	373
Navient Student Loan Trust, Series 2021-FA, Class A, 1.11% 2070[1,6]	244	240
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 2070[1,6]	298	297
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 0.844% 2062[1,4,6]	690	693
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[1,6]	466	459
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[1,6]	1,361	1,343
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[1,6]	1,430	1,404
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.094% 2030[1,4,6]	250	250
OnDeck Asset Securitization Trust LLC, Series 2021-1A, Class A, 1.59% 2027[1,6]	594	591
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[1,4,6]	105	106
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 1.102% 2027[1,4,6]	246	246
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.032% 2029[1,4,6]	198	198
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 1.064% 2030[1,4,6]	250	250
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 2053[1,6]	98	95
Sound Point CLO, Ltd., Series 2017-2A, Class AR, (3-month USD-LIBOR + 0.98%) 1.112% 2030[1,4,6]	250	250
Sound Point CLO, Ltd., Series 2017-3A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.112% 2030[1,4,6]	250	250
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.204% 2030[1,4,6]	250	250

		12,449

Bonds & notes of governments & government agencies outside the U.S. 0.22%
CPPIB Capital, Inc. 0.875% 2026[6]	320	310
Oesterreichische Kontrollbank AG 0.50% 2024	195	192
Ontario Teachers’ Finance Trust 0.875% 2026[6]	250	244

		746

Federal agency bonds & notes 0.09%
Fannie Mae 0.875% 2030	300	283

American Funds Insurance Series	239

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)			Principal amount (000)	Value (000)

Corporate bonds, notes & loans 0.07%
Communication services 0.07%	SBA Tower Trust 1.631% 2026[6]		$ 253	$249

	Total bonds, notes & other debt instruments (cost: $259,300,000)			260,070

Short-term securities 52.63%		Weighted average yield at acquisition

Federal agency bills & notes 31.70%
	Fannie Mae 3/9/2022	0.053%	2,500	2,500
	Federal Farm Credit Banks 1/24/2022	0.040	5,000	5,000
	Federal Farm Credit Banks 2/23/2022	0.050	2,000	2,000
	Federal Farm Credit Banks 2/28/2022	0.050	8,000	7,999
	Federal Farm Credit Banks 4/11/2022	0.050	3,000	2,999
	Federal Farm Credit Banks 5/18/2022	0.050	5,000	4,997
	Federal Farm Credit Banks 5/25/2022	0.070	1,600	1,599
	Federal Farm Credit Banks 6/7/2022	0.060	5,000	4,996
	Federal Home Loan Bank 1/21/2022	0.045	11,000	10,999
	Federal Home Loan Bank 1/28/2022	0.048	8,000	7,999
	Federal Home Loan Bank 2/2/2022	0.050	5,000	5,000
	Federal Home Loan Bank 2/9/2022	0.049	20,000	19,999
	Federal Home Loan Bank 2/16/2022	0.050	8,000	7,999
	Federal Home Loan Bank 3/3/2022	0.050	1,900	1,900
	Federal Home Loan Bank 3/11/2022	0.045	6,000	5,999
	Federal Home Loan Bank 3/16/2022	0.050	3,000	2,999
	Federal Home Loan Bank 3/23/2022	0.040	2,000	2,000
	Federal Home Loan Bank 3/25/2022	0.062	2,000	2,000
	Tennessee Valley Authority 1/12/2022	0.036	7,000	7,000

				105,984

Commercial paper 17.82%
	Amazon.com, Inc. 1/10/2022[6]	0.049	9,000	9,000
	Apple, Inc. 1/4/2022[6]	0.050	5,000	5,000
	Apple, Inc. 1/13/2022[6]	0.050	3,000	3,000
	BofA Securities, Inc. 2/1/2022[6]	0.120	3,000	3,000
	Chariot Funding, LLC 1/24/2022[6]	0.130	1,000	1,000
	Cisco Systems, Inc. 3/8/2022[6]	0.120	6,000	5,998
	Cisco Systems, Inc. 3/10/2022[6]	0.120	2,800	2,799
	Coca-Cola Co. 2/16/2022[6]	0.070	4,800	4,800
	Coca-Cola Co. 4/5/2022[6]	0.080	5,000	4,999
	CRC Funding, LLC 1/14/2022[6]	0.100	9,000	9,000
	Paccar Financial Corp. 1/21/2022	0.090	2,000	2,000
	Procter & Gamble Co. 1/7/2022[6]	0.070	8,000	8,000
	Victory Receivables Corp. 1/3/2022[6]	0.050	1,000	1,000

				59,596

240	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)

U.S. Treasury bills 3.11%
U.S. Treasury 5/12/2022	0.061%	$4,500	$4,498
U.S. Treasury 5/19/2022	0.060	5,900	5,898

			10,396

Total short-term securities (cost: $175,985,000)			175,976

Total investment securities 130.40% (cost: $435,285,000)			436,046
Other assets less liabilities (30.40)%			(101,648)

Net assets 100.00%			$334,398

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2021 (000)
2 Year U.S. Treasury Note Futures	Long	1	March 2022	$ 218	$–	[2]
5 Year U.S. Treasury Note Futures	Long	18	March 2022	2,178	11
10 Year U.S. Treasury Note Futures	Long	84	March 2022	10,959	82
10 Year Ultra U.S. Treasury Note Futures	Short	50	March 2022	(7,322)	(109)
20 Year U.S. Treasury Bond Futures	Long	8	March 2022	1,284	11
30 Year Ultra U.S. Treasury Bond Futures	Long	2	March 2022	394	9

					$4

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay		Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium	Unrealized appreciation

Rate	Payment frequency	Rate	Payment frequency				paid (000)	at 12/31/2021 (000)

3-month USD-LIBOR	Quarterly	0.243%	Semi-annual	5/2/2024	$33,400	$598	$22	$576
3-month USD-LIBOR	Quarterly	0.32%	Semi-annual	9/23/2025	3,600	123	–	123
3-month USD-LIBOR	Quarterly	0.81%	Semi-annual	7/28/2045	5,700	1,057	16	1,041
3-month USD-LIBOR	Quarterly	0.811%	Semi-annual	7/27/2050	3,000	635	–	635

							$38	$2,375

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,311,000, which represented .39% of the net assets of the fund.
[4]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

[5]	Purchased on a TBA basis.
[6]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $95,212,000, which represented 28.47% of the net assets of the fund.

[7]	Index-linked bond whose principal amount moves with a government price index.

American Funds Insurance Series	241

American Funds Mortgage Fund (continued)

Key to abbreviations and symbol

CLO = Collateralized Loan Obligations

CMO = Collateralized Mortgage Obligations

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

242	American Funds Insurance Series

Ultra-Short Bond Fund

Investment portfolio December 31, 2021

Short-term securities 97.89%	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Commercial paper 68.84%
Amazon.com, Inc. 1/26/2022[1]	0.050%	$ 9,700	$ 9,700
Apple, Inc. 1/4/2022[1]	0.050	4,000	4,000
Atlantic Asset Securitization, LLC 1/20/2022[1]	0.116	9,000	8,999
British Columbia (Province of) 1/10/2022	0.070	700	700
British Columbia (Province of) 1/18/2022	0.070	7,000	7,000
CAFCO, LLC 3/7/2022[1]	0.150	10,000	9,996
Caisse d’Amortissement de la Dette Sociale 2/8/2022	0.120	2,900	2,900
Caisse des Dépôts et Consignations 1/10/2022	0.100	2,000	2,000
Canadian Imperial Bank of Commerce 1/7/2022[1]	0.059	9,500	9,500
Coca-Cola Co. 2/15/2022[1]	0.070	9,500	9,499
DBS Bank, Ltd. 4/1/2022[1]	0.198	9,000	8,994
Equinor ASA 1/3/2022[1]	0.070	4,700	4,700
Equinor ASA 2/23/2022[1]	0.150	5,000	4,999
FMS Wertmanagement 2/18/2022[1]	0.114	5,000	4,999
KfW 2/10/2022[1]	0.135	1,202	1,202
Komatsu Finance America, Inc. 1/20/2022[1]	0.130	7,000	7,000
Longship Funding, LLC 1/14/2022[1]	0.080	1,300	1,300
LVMH Moët Hennessy Louis Vuitton, Inc. 1/21/2022[1]	0.078	9,000	9,000
Manhattan Asset Funding Company, LLC 2/28/2022[1]	0.200	9,000	8,997
Mizuho Bank, Ltd. 1/19/2022[1]	0.115	9,000	9,000
Nestlé Capital Corp. 1/6/2022[1]	0.070	4,450	4,450
Nestlé Finance International, Ltd. 1/21/2022[1]	0.070	3,000	3,000
Oesterreichische Kontrollbank AG 1/18/2022	0.105	5,000	5,000
OMERS Finance Trust 1/20/2022	0.090	9,170	9,169
OMERS Finance Trust 1/25/2022	0.120	3,906	3,906
Oversea-Chinese Banking Corp., Ltd. 1/27/2022[1]	0.140	7,000	6,999
Procter & Gamble Co. 1/4/2022[1]	0.050	10,000	10,000
Québec (Province of) 1/18/2022[1]	0.070	10,000	10,000
Starbird Funding Corp. 1/3/2022[1]	0.060	2,200	2,200
Sumitomo Mitsui Trust Bank, Ltd. 2/16/2022[1]	0.170	7,300	7,299
TotalEnergies Capital Canada, Ltd. 2/28/2022[1]	0.140	9,500	9,498
Toyota Industries Commercial Finance, Inc. 1/12/2022[1]	0.096	9,000	9,000
Toyota Motor Credit Corp. 2/22/2022	0.157	5,000	4,999
United Overseas Bank, Ltd. 3/10/2022[1]	0.175	10,000	9,997
Victory Receivables Corp. 2/9/2022[1]	0.150	9,000	8,998

			229,000

U.S. Treasury bills 17.73%
U.S. Treasury 2/3/2022	0.050	20,000	19,999
U.S. Treasury 3/3/2022	0.051	5,000	5,000
U.S. Treasury 3/8/2022	0.051	5,000	5,000
U.S. Treasury 3/22/2022	0.053	10,000	9,999
U.S. Treasury 4/21/2022	0.064	9,000	8,998
U.S. Treasury 4/26/2022	0.101	10,000	9,998

			58,994

Federal agency bills & notes 11.32%
Federal Farm Credit Banks 3/4/2022	0.050	5,000	4,999
Federal Home Loan Bank 1/12/2022	0.043	2,700	2,700
Federal Home Loan Bank 1/26/2022	0.040	15,000	14,999
Federal Home Loan Bank 2/9/2022	0.040	3,400	3,400

American Funds Insurance Series	243

Ultra-Short Bond Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Federal agency bills & notes (continued)
Federal Home Loan Bank 2/25/2022	0.044%	$5,000	$5,000
Federal Home Loan Bank 3/2/2022	0.049	2,900	2,900
Federal Home Loan Bank 3/23/2022	0.065	3,650	3,649

			37,647

Total short-term securities (cost: $325,639,000)			325,641
Total investment securities 97.89% (cost: $325,639,000)			325,641
Other assets less liabilities 2.11%			7,020

Net assets 100.00%			$332,661

 1 Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $193,327,000, which represented 58.12% of the net assets of the fund.

See notes to financial statements.

244	American Funds Insurance Series

U.S. Government Securities Fund

(formerly U.S. Government/AAA-Rated Securities Fund)

Investment portfolio December 31, 2021

Bonds, notes & other debt instruments 74.13%		Principal amount (000)		Value (000)

U.S. Treasury bonds & notes 50.24%
U.S. Treasury inflation-protected securities 26.42%	U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	$ 71,956		$ 73,784
	U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	22,300		22,642
	U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	6,475		6,492
	U.S. Treasury Inflation-Protected Security 0.125% 2023[1]	27,843		28,781
	U.S. Treasury Inflation-Protected Security 0.375% 2023[1]	30,460		32,057
	U.S. Treasury Inflation-Protected Security 0.625% 2023[1]	61,487		64,331
	U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	45,202		48,314
	U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	32,535		34,717
	U.S. Treasury Inflation-Protected Security 0.50% 2024[1]	5,313		5,669
	U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	17,446		18,589
	U.S. Treasury Inflation-Protected Security 0.125% 2025[1]	16,973		18,316
	U.S. Treasury Inflation-Protected Security 0.125% 2025[1]	11,026		11,805
	U.S. Treasury Inflation-Protected Security 0.375% 2025[1]	54,760		59,587
	U.S. Treasury Inflation-Protected Security 0.125% 2026[1]	33,827		36,815
	U.S. Treasury Inflation-Protected Security 0.125% 2026[1]	25,892		27,957
	U.S. Treasury Inflation-Protected Security 0.625% 2026[1]	22,693		24,967
	U.S. Treasury Inflation-Protected Security 0.125% 2030[1]	6,768		7,572
	U.S. Treasury Inflation-Protected Security 0.125% 2031[1]	9,038		10,120
	U.S. Treasury Inflation-Protected Security 0.125% 2031[1]	841		945
	U.S. Treasury Inflation-Protected Security 2.125% 2041[1]	391		606
	U.S. Treasury Inflation-Protected Security 0.75% 2042[1,2]	8,799		11,121
	U.S. Treasury Inflation-Protected Security 0.625% 2043[1]	4,931		6,133
	U.S. Treasury Inflation-Protected Security 1.00% 2049[1]	5,165		7,333
	U.S. Treasury Inflation-Protected Security 0.25% 2050[1]	339		411
	U.S. Treasury Inflation-Protected Security 0.125% 2051[1]	10,998		13,026

				572,090

U.S. Treasury 23.82%	U.S. Treasury 0.50% 2023	2,160		2,152
	U.S. Treasury 2.125% 2023	–	[3]	–	[3]
	U.S. Treasury 0.375% 2024	28,000		27,610
	U.S. Treasury 0.375% 2024	4,500		4,441
	U.S. Treasury 0.625% 2024	37,735		37,437
	U.S. Treasury 0.75% 2024	44,280		44,041
	U.S. Treasury 0.25% 2025	10,042		9,741
	U.S. Treasury 0.25% 2025	4,000		3,875
	U.S. Treasury 0.375% 2025	2,190		2,124
	U.S. Treasury 0.375% 2025	1,017		987
	U.S. Treasury 0.875% 2026	31,816		31,270
	U.S. Treasury 1.125% 2026	15,060		14,969
	U.S. Treasury 1.25% 2026	7,885		7,883
	U.S. Treasury 1.25% 2026	1,595		1,595
	U.S. Treasury 1.625% 2026	10,000		10,176
	U.S. Treasury 0.50% 2027	54		52
	U.S. Treasury 1.125% 2028	450		444
	U.S. Treasury 1.25% 2028	12,328		12,224
	U.S. Treasury 0.625% 2030	1,175		1,096
	U.S. Treasury 1.25% 2031	35,733		34,949
	U.S. Treasury 1.375% 2031	4,245		4,192
	U.S. Treasury 1.125% 2040	9,875		8,625
	U.S. Treasury 1.125% 2040	7,000		6,140
	U.S. Treasury 1.75% 2041	37,690		36,536
	U.S. Treasury 2.25% 2041	900		945
	U.S. Treasury 2.50% 2046	5,400		5,980
	U.S. Treasury 2.50% 2046	3,900		4,316
	U.S. Treasury 2.875% 2046	2,700		3,201
	U.S. Treasury 2.25% 2049	1,635		1,753
	U.S. Treasury 2.375% 2049	11,925		13,126
	U.S. Treasury 2.875% 2049	26,000		31,374

American Funds Insurance Series	245

U.S. Government Securities Fund  (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 1.25% 2050	$27,680	$ 23,549
	U.S. Treasury 1.375% 2050	12,605	11,066
	U.S. Treasury 1.625% 2050[2]	55,205	51,515
	U.S. Treasury 1.875% 2051	17,152	17,001
	U.S. Treasury 1.875% 2051	2,794	2,775
	U.S. Treasury 2.00% 2051[2]	44,898	45,827
	U.S. Treasury 2.375% 2051	780	863

			515,850

	Total U.S. Treasury bonds & notes		1,087,940

Federal agency bonds & notes 12.75%
	Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026	395	409
	Fannie Mae 2.875% 2023	36,000	37,341
	Fannie Mae 0.625% 2025	10,000	9,862
	Fannie Mae 0.75% 2027	2,900	2,805
	Fannie Mae 0.875% 2030	8,600	8,115
	Fannie Mae 7.125% 2030	2,000	2,837
	Federal Farm Credit Banks 0.375% 2022	1,500	1,501
	Federal Home Loan Bank 0.50% 2023	35,000	34,854
	Federal Home Loan Bank 3.375% 2023	16,715	17,462
	Federal Home Loan Bank 3.25% 2028	6,500	7,262
	Federal Home Loan Bank 5.50% 2036	300	437
	Private Export Funding Corp. 3.55% 2024	3,190	3,367
	Private Export Funding Corp. 1.40% 2028	3,000	2,960
	Tennessee Valley Authority 1.875% 2022	14,017	14,158
	Tennessee Valley Authority 0.75% 2025	3,700	3,657
	Tennessee Valley Authority 2.875% 2027	5,000	5,379
	Tennessee Valley Authority 1.50% 2031	7,000	6,904
	Tennessee Valley Authority 4.65% 2035	1,780	2,311
	Tennessee Valley Authority 5.88% 2036	875	1,274
	Tennessee Valley Authority, Series A, 4.625% 2060	250	378
	TVA Southaven 3.846% 2033	1,002	1,105
	U.S. Agency for International Development, Iraq (State of) 2.149% 2022	3,370	3,373
	U.S. Agency for International Development, Israel (State of), Class 1A, 5.50% 2023	1,250	1,351
	U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	41,500	41,934
	U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	14,779	15,625
	U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	2,303	2,622
	U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	6,000	6,074
	U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	1,500	1,549
	U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	2,250	2,359
	U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	2,640	2,768
	U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	2,625	2,758
	U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	11,482	12,055
	U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	3,856	4,049
	U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	2,650	2,785
	U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	2,482	2,660
	U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	2,475	2,619
	U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	2,377	2,518
	U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	2,059	2,185
	U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034	651	692
	U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.82% 2032	790	887
	U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.938% 2032	646	741

			275,982

246	American Funds Insurance Series

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations 11.14%
Federal agency mortgage-backed obligations 11.14%	Fannie Mae Pool #695412 5.00% 2033[4]	$ 1		$ 1
	Fannie Mae Pool #AD3566 5.00% 2035[4]	8		8
	Fannie Mae Pool #MA2746 4.00% 2036[4]	1,762		1,918
	Fannie Mae Pool #MA2588 4.00% 2036[4]	867		940
	Fannie Mae Pool #256860 6.50% 2037[4]	13		15
	Fannie Mae Pool #888698 7.00% 2037[4]	24		28
	Fannie Mae Pool #256828 7.00% 2037[4]	3		3
	Fannie Mae Pool #970343 6.00% 2038[4]	15		15
	Fannie Mae Pool #AC0794 5.00% 2039[4]	21		23
	Fannie Mae Pool #931768 5.00% 2039[4]	6		6
	Fannie Mae Pool #932606 5.00% 2040[4]	16		18
	Fannie Mae Pool #AJ1873 4.00% 2041[4]	27		30
	Fannie Mae Pool #AI1862 5.00% 2041[4]	470		532
	Fannie Mae Pool #AI3510 5.00% 2041[4]	289		328
	Fannie Mae Pool #AJ0704 5.00% 2041[4]	246		279
	Fannie Mae Pool #AJ5391 5.00% 2041[4]	156		177
	Fannie Mae Pool #AE1248 5.00% 2041[4]	39		44
	Fannie Mae Pool #AE1277 5.00% 2041[4]	19		21
	Fannie Mae Pool #AE1283 5.00% 2041[4]	10		11
	Fannie Mae Pool #AE1290 5.00% 2042[4]	22		25
	Fannie Mae Pool #AT7161 3.50% 2043[4]	52		56
	Fannie Mae Pool #AT3954 3.50% 2043[4]	12		13
	Fannie Mae Pool #AT0300 3.50% 2043[4]	7		8
	Fannie Mae Pool #BM6240 2.05% 2044[4,5]	607		638
	Fannie Mae Pool #AY1829 3.50% 2044[4]	8		8
	Fannie Mae Pool #AW8240 3.50% 2044[4]	4		4
	Fannie Mae Pool #BE5017 3.50% 2045[4]	69		74
	Fannie Mae Pool #BE8740 3.50% 2047[4]	65		69
	Fannie Mae Pool #BE8742 3.50% 2047[4]	20		22
	Fannie Mae Pool #BH2846 3.50% 2047[4]	8		9
	Fannie Mae Pool #BH2848 3.50% 2047[4]	7		8
	Fannie Mae Pool #BH2847 3.50% 2047[4]	5		6
	Fannie Mae Pool #BJ5015 4.00% 2047[4]	199		217
	Fannie Mae Pool #BH3122 4.00% 2047[4]	5		6
	Fannie Mae Pool #BM3788 3.50% 2048[4]	3,895		4,192
	Fannie Mae Pool #BJ4901 3.50% 2048[4]	48		52
	Fannie Mae Pool #BK6840 4.00% 2048[4]	126		138
	Fannie Mae Pool #BK5232 4.00% 2048[4]	92		100
	Fannie Mae Pool #BK9743 4.00% 2048[4]	37		40
	Fannie Mae Pool #CA1909 4.50% 2048[4]	28		30
	Fannie Mae Pool #BK9761 4.50% 2048[4]	21		22
	Fannie Mae Pool #CA4151 3.50% 2049[4]	673		730
	Fannie Mae Pool #FM1062 3.50% 2049[4]	541		585
	Fannie Mae Pool #FM1443 3.50% 2049[4]	399		430
	Fannie Mae Pool #BJ8411 3.50% 2049[4]	133		143
	Fannie Mae Pool #FM2179 3.00% 2050[4]	4,998		5,260
	Fannie Mae Pool #FM3834 4.50% 2050[4]	1,225		1,313
	Fannie Mae, Series 2001-4, Class GA, 9.00% 2025[4,5]	–	[3]	–	[3]
	Fannie Mae, Series 2001-4, Class NA, 9.00% 2025[4,5]	–	[3]	–	[3]
	Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 2022[4]	2		2
	Fannie Mae, Series 2012-M3, Class 1A2, Multi Family, 3.044% 2022[4]	128		128
	Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.123% 2023[4,5]	457		470
	Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.489% 2024[4,5]	675		702
	Freddie Mac Pool #1H1354 2.34% 2036[4,5]	88		94
	Freddie Mac Pool #C03518 5.00% 2040[4]	342		385
	Freddie Mac Pool #G06459 5.00% 2041[4]	856		971
	Freddie Mac Pool #841039 2.186% 2043[4,5]	557		587
	Freddie Mac Pool #Q19133 3.50% 2043[4]	37		40
	Freddie Mac Pool #Q17696 3.50% 2043[4]	35		37

American Funds Insurance Series	247

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #Q23190 4.00% 2043[4]	$ 181	$ 198
	Freddie Mac Pool #Q15874 4.00% 2043[4]	7	7
	Freddie Mac Pool #Q28558 3.50% 2044[4]	229	247
	Freddie Mac Pool #760014 2.843% 2045[4,5]	359	372
	Freddie Mac Pool #Q52069 3.50% 2047[4]	99	106
	Freddie Mac Pool #Q47615 3.50% 2047[4]	57	61
	Freddie Mac Pool #Q54701 3.50% 2048[4]	66	71
	Freddie Mac Pool #Q54709 3.50% 2048[4]	61	65
	Freddie Mac Pool #Q54700 3.50% 2048[4]	49	53
	Freddie Mac Pool #Q54781 3.50% 2048[4]	47	51
	Freddie Mac Pool #Q54782 3.50% 2048[4]	47	50
	Freddie Mac Pool #Q56590 3.50% 2048[4]	33	35
	Freddie Mac Pool #Q54699 3.50% 2048[4]	26	28
	Freddie Mac Pool #Q56589 3.50% 2048[4]	24	25
	Freddie Mac Pool #Q54831 3.50% 2048[4]	19	21
	Freddie Mac Pool #Q54698 3.50% 2048[4]	20	21
	Freddie Mac Pool #G67711 4.00% 2048[4]	1,754	1,920
	Freddie Mac Pool #Q56599 4.00% 2048[4]	149	164
	Freddie Mac Pool #Q56175 4.00% 2048[4]	101	110
	Freddie Mac Pool #Q55971 4.00% 2048[4]	98	107
	Freddie Mac Pool #Q58411 4.50% 2048[4]	292	321
	Freddie Mac Pool #Q58436 4.50% 2048[4]	132	146
	Freddie Mac Pool #Q58378 4.50% 2048[4]	105	114
	Freddie Mac Pool #ZT0522 4.50% 2048[4]	30	32
	Freddie Mac Pool #ZS4774 4.50% 2048[4]	28	30
	Freddie Mac Pool #RA1463 3.50% 2049[4]	473	513
	Freddie Mac Pool #QA0284 3.50% 2049[4]	256	276
	Freddie Mac Pool #RA1580 3.50% 2049[4]	238	258
	Freddie Mac Pool #QA2748 3.50% 2049[4]	66	71
	Freddie Mac Pool #RA2236 4.50% 2049[4]	364	391
	Freddie Mac Pool #SD0726 2.50% 2051[4]	15,847	16,330
	Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 0.510% 2023[4,5]	3	3
	Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 2022[4]	86	87
	Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[4]	701	708
	Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2023[4]	194	199
	Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 2023[4,5]	2,565	2,660
	Freddie Mac, Series K034, Class A2, Multi Family, 3.531% 2023[4]	2,745	2,845
	Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 2024[4]	1,363	1,433
	Freddie Mac, Series K038, Class A2, Multi Family, 3.389% 2024[4]	4,698	4,915
	Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[4]	736	802
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[4]	6,240	6,447
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[4,5]	5,584	5,761
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[4,5]	5,576	5,751
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 2056[4]	1,815	1,878
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[4]	365	388
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[4]	1,977	2,072
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[4,5]	3,334	3,508
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[4]	5,853	6,191
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[4]	3,976	4,126

248	American Funds Insurance Series

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[4]	$ 2,116	$ 2,251
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 2057[4]	805	834
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[4]	3,566	3,721
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[4]	2,171	2,297
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[4]	1,006	1,046
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[4]	834	882
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[4]	461	487
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[4]	4,009	4,140
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[4]	25,841	26,654
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[4]	6,099	6,269
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[4]	7,504	7,746
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 2030[4]	2,491	2,509
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 2030[4]	535	522
	Government National Mortgage Assn. 2.50% 2052[4,6]	12,966	13,224
	Government National Mortgage Assn. 2.50% 2052[4,6]	2,632	2,695
	Government National Mortgage Assn. 4.50% 2052[4,6]	3,000	3,169
	Government National Mortgage Assn. Pool #698668 5.50% 2038[4]	63	69
	Government National Mortgage Assn. Pool #700778 5.50% 2038[4]	25	28
	Government National Mortgage Assn. Pool #782365 6.00% 2038[4]	112	130
	Government National Mortgage Assn. Pool #004269 6.50% 2038[4]	197	233
	Government National Mortgage Assn. Pool #698406 5.00% 2039[4]	233	270
	Government National Mortgage Assn. Pool #783690 6.00% 2039[4]	106	120
	Government National Mortgage Assn. Pool #783689 5.50% 2040[4]	3,345	3,820
	Government National Mortgage Assn. Pool #783687 4.50% 2041[4]	636	685
	Government National Mortgage Assn. Pool #783688 5.00% 2041[4]	1,124	1,239
	Government National Mortgage Assn. Pool #MA0533 3.00% 2042[4]	23	24
	Government National Mortgage Assn. Pool #MA1012 3.50% 2043[4]	781	837
	Uniform Mortgage-Backed Security 1.50% 2037[4,6]	5,937	5,942
	Uniform Mortgage-Backed Security 1.50% 2037[4,6]	3,878	3,889
	Uniform Mortgage-Backed Security 2.00% 2037[4,6]	1,713	1,755
	Uniform Mortgage-Backed Security 2.00% 2037[4,6]	1,537	1,571
	Uniform Mortgage-Backed Security 2.00% 2052[4,6]	2,860	2,845
	Uniform Mortgage-Backed Security 2.00% 2052[4,6]	1,991	1,976
	Uniform Mortgage-Backed Security 2.50% 2052[4,6]	8,337	8,467
	Uniform Mortgage-Backed Security 2.50% 2052[4,6]	3,961	4,032
	Uniform Mortgage-Backed Security 3.00% 2052[4,6]	1,102	1,140
	Uniform Mortgage-Backed Security 3.50% 2052[4,6]	27,398	28,845
	Uniform Mortgage-Backed Security 4.50% 2052[4,6]	800	857

			241,199

	Total bonds, notes & other debt instruments (cost: $1,586,413,000)		1,605,121

American Funds Insurance Series	249

U.S. Government Securities Fund  (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Short-term securities 26.59%	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Commercial paper 17.68%
Amazon.com, Inc. 1/24/2022[7]	0.048%	$18,000	$17,999
Amazon.com, Inc. 1/26/2022[7]	0.050	10,600	10,600
Apple, Inc. 1/5/2022[7]	0.050	14,000	14,000
Apple, Inc. 1/12/2022[7]	0.060	20,000	20,000
Apple, Inc. 1/13/2022[7]	0.050	10,100	10,100
Chariot Funding, LLC 1/14/2022[7]	0.120	10,000	10,000
Chariot Funding, LLC 1/20/2022[7]	0.100	25,000	24,999
Chariot Funding, LLC 1/24/2022[7]	0.130	4,000	4,000
Chariot Funding, LLC 2/1/2022[7]	0.130	10,000	9,999
CHARTA, LLC 1/18/2022[7]	0.100	20,000	19,999
Cisco Systems, Inc. 3/8/2022[7]	0.120	30,100	30,093
Cisco Systems, Inc. 3/10/2022[7]	0.120	14,100	14,097
Coca-Cola Co. 2/15/2022[7]	0.070	5,500	5,499
Coca-Cola Co. 2/16/2022[7]	0.070	8,500	8,499
Coca-Cola Co. 4/5/2022[7]	0.100	25,000	24,995
CRC Funding, LLC 3/3/2022[7]	0.130	20,000	19,993
Manhattan Asset Funding Company LLC 3/16/2022[7]	0.210	21,112	21,102
Procter & Gamble Co. 1/21/2022[7]	0.060	30,000	29,999
Procter & Gamble Co. 2/23/2022[7]	0.070	19,000	18,998
Starbird Funding Corp. 1/3/2022[7]	0.060	53,800	53,800
Victory Receivables Corp. 1/3/2022[7]	0.050	14,000	14,000

			382,771

Federal agency bills & notes 8.91%
Federal Farm Credit Bank 3/2/2022	0.050	6,000	5,999
Federal Farm Credit Bank 4/1/2022	0.060	25,000	24,994
Federal Farm Credit Bank 4/6/2022	0.050	5,000	4,999
Federal Farm Credit Bank 4/8/2022	0.060	20,000	19,994
Federal Home Loan Bank 1/21/2022	0.045	10,000	9,999
Federal Home Loan Bank 2/2/2022	0.050	25,000	24,999
Federal Home Loan Bank 2/4/2022	0.050	40,000	39,998
Federal Home Loan Bank 2/9/2022	0.049	25,000	24,998
Federal Home Loan Bank 3/4/2022	0.047	11,100	11,099
Federal Home Loan Bank 3/23/2022	0.040	26,000	25,996

			193,075

Total short-term securities (cost: $575,856,000)			575,846

Total investment securities 100.72% (cost: $2,162,269,000)			2,180,967
Other assets less liabilities (0.72)%			(15,668)

Net assets 100.00%			$2,165,299

250	American Funds Insurance Series

U.S. Government Securities Fund  (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2021 (000)
90 Day Euro Dollar Futures	Short	5	September 2022	$(1,240)	$7
90 Day Euro Dollar Futures	Long	471	December 2022	116,520	(121)
90 Day Euro Dollar Futures	Short	21	June 2023	(5,178)	36
90 Day Euro Dollar Futures	Long	2,183	September 2023	537,509	(3,518)
90 Day Euro Dollar Futures	Short	1,396	December 2023	(343,451)	2,110
90 Day Euro Dollar Futures	Short	1,601	December 2024	(393,406)	664
2 Year U.S. Treasury Note Futures	Short	577	March 2022	(125,885)	241
5 Year U.S. Treasury Note Futures	Long	1,490	March 2022	180,255	221
10 Year U.S. Treasury Note Futures	Long	473	March 2022	61,712	530
10 Year Ultra U.S. Treasury Note Futures	Long	27	March 2022	3,954	(11)
20 Year U.S. Treasury Bond Futures	Long	357	March 2022	57,276	501
30 Year Ultra U.S. Treasury Bond Futures	Short	33	March 2022	(6,505)	(51)

					$609

Swap contracts

Interest rate swaps

        Centrally cleared interest rate swaps

Receive		Pay				Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional (000)	12/31/2021 (000)	paid (000)	at 12/31/2021 (000)
2.5775%	Annual	U.S. EFFR	Annual	7/16/2022	$181,639	$ 2,338	$–	$2,338
SOFR	Annual	0.471%	Annual	10/26/2023	30,500	110	–	110
0.45801%	Annual	SOFR	Annual	10/26/2023	30,500	(118)	–	(118)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024	119,400	(1,428)	–	(1,428)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	97,600	1,109	–	1,109
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	20,100	615	–	615
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	20,100	613	–	613
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	22,492	707	–	707
3-month USD-LIBOR	Quarterly	1.867%	Semi-annual	7/11/2025	49,400	(683)	–	(683)
2.91%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028	16,000	1,005	–	1,005
2.908%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028	16,000	1,003	–	1,003
2.925%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028	12,800	813	–	813
2.92%	Semi-annual	3-month USD-LIBOR	Quarterly	2/2/2028	12,200	772	–	772
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	49,000	2,771	–	2,771
0.913%	Semi-annual	3-month USD-LIBOR	Quarterly	6/9/2030	31,000	(1,501)	–	(1,501)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	15,500	793	–	793
3-month USD-LIBOR	Quarterly	2.986%	Semi-annual	2/1/2038	7,800	(730)	–	(730)
3-month USD-LIBOR	Quarterly	2.963%	Semi-annual	2/1/2038	9,800	(897)	–	(897)
0.833%	Semi-annual	3-month USD-LIBOR	Quarterly	4/3/2040	15,800	(2,287)	–	(2,287)
1.731%	Semi-annual	3-month USD-LIBOR	Quarterly	12/1/2041	7,575	(16)	–	(16)
3-month USD-LIBOR	Quarterly	0.811%	Semi-annual	7/27/2050	52,500	11,104	–	11,104

							$–	$16,093

American Funds Insurance Series	251

U.S. Government Securities Fund  (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $9,263,000, which represented .43% of the net assets of the fund.
[3]	Amount less than one thousand.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[6]	Purchased on a TBA basis.
[7]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $382,771,000, which represented 17.68% of the net assets of the fund.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

252	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2021

Growth funds 84.63%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,957,627	$504,914

Total growth funds (cost: $364,803,000)		504,914

Fixed income funds 9.93%
American Funds Insurance Series – The Bond Fund of America, Class 1	5,284,186	59,236

Total fixed income funds (cost: $61,496,000)		59,236

Short-term securities 4.40%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	26,275,190	26,275

Total short-term securities (cost: $26,275,000)		26,275

Options purchased 0.44%
Options purchased*		2,602

Total options purchased (cost: $4,012,000)		2,602

Total investment securities 99.40% (cost: $456,586,000)		593,027
Other assets less liabilities 0.60%		3,566

Net assets 100.00%		$596,593

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2021 (000)
S&P 500 Index	15	$7,149	$2,800.00	3/18/2022	$6
S&P 500 Index	3	1,430	2,825.00	3/18/2022	1
S&P 500 Index	23	10,962	2,850.00	3/18/2022	10
S&P 500 Index	32	15,252	2,875.00	3/18/2022	14
S&P 500 Index	22	10,486	2,925.00	3/18/2022	10
S&P 500 Index	24	11,439	2,975.00	3/18/2022	12
S&P 500 Index	12	5,719	3,050.00	3/18/2022	7
S&P 500 Index	30	14,299	2,925.00	6/17/2022	54
S&P 500 Index	116	55,288	2,950.00	6/17/2022	214
S&P 500 Index	10	4,766	3,000.00	6/17/2022	20
S&P 500 Index	15	7,149	3,050.00	6/17/2022	31
S&P 500 Index	20	9,532	3,075.00	6/17/2022	43
S&P 500 Index	986	469,945	3,100.00	6/17/2022	2,180

					$2,602

American Funds Insurance Series	253

Managed Risk Growth Fund  (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
5 Year U.S. Treasury Note Futures	Long	926	March 2022	$112,024	$(99)
Japanese Yen Currency Contracts	Short	3	March 2022	(326)	4
British Pound Currency Contracts	Short	4	March 2022	(338)	(7)
FTSE 100 Index Contracts	Short	4	March 2022	(397)	(7)
Nikkei 225 Index Contracts	Short	2	March 2022	(500)	(11)
Mini MSCI Emerging Market Index Contracts	Short	22	March 2022	(1,349)	(5)
Russell 2000 Mini Index Contracts	Short	21	March 2022	(2,355)	(52)
Euro Stoxx 50 Index Contracts	Short	55	March 2022	(2,685)	(82)
Euro Currency Contracts	Short	19	March 2022	(2,708)	(21)
S&P Mid 400 E-mini Index Contracts	Short	12	March 2022	(3,405)	(108)
S&P 500 E-mini Index Contracts	Short	158	March 2022	(37,592)	(951)

					$(1,339)

Investments in affiliates2

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth funds 84.63%
American Funds Insurance Series – Growth Fund, Class 1	$452,559	$138,184	$119,110	$48,983	$(15,702)	$504,914	$2,279	$63,763

Fixed income funds 9.93%
American Funds Insurance Series – The Bond Fund of America, Class 13	84,922	43,055	64,950	(820)	(2,971)	59,236	945	2,342
Total 94.56%				$48,163	$(18,673)	$564,150	$3,224	$66,105

[1]	Rate represents the seven-day yield at 12/31/2021.
[2]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	This fund changed its name during the reporting period.

See notes to financial statements.

254	American Funds Insurance Series

Managed Risk International Fund

Investment portfolio December 31, 2021

Growth funds 84.91%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,034,676	$136,987

Total growth funds (cost: $111,823,000)		136,987

Fixed income funds 9.96%
American Funds Insurance Series – The Bond Fund of America, Class 1	1,433,641	16,071

Total fixed income funds (cost: $16,737,000)		16,071

Short-term securities 3.65%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	5,895,411	5,895

Total short-term securities (cost: $5,895,000)		5,895

Options purchased 0.37%
Options purchased*		590

Total options purchased (cost: $1,147,000)		590

Total investment securities 98.89% (cost: $135,602,000)		159,543
Other assets less liabilities 1.11%		1,792

Net assets 100.00%		$161,335

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2021 (000)
MSCI EAFE Index	53	$12,381	$1,675.00	3/18/2022	$17
MSCI EAFE Index	630	147,173	1,550.00	6/17/2022	573

					$590

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
5 Year U.S. Treasury Note Futures	Long	349	March 2022	$42,221	$(70)
S&P 500 E-mini Index Contracts	Short	24	March 2022	(5,710)	(124)
Mini MSCI Emerging Market Index Contracts	Short	149	March 2022	(9,136)	68
MSCI EAFE Index Contracts	Short	83	March 2022	(9,636)	(257)

					$(383)

American Funds Insurance Series	255

Managed Risk International Fund  (continued)

Investments in affiliates2

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth funds 84.91%
American Funds Insurance Series – International Fund, Class 1	$135,744	$27,423	$21,140	$3,428	$(8,468)	$136,987	$3,772	$ –

Fixed income funds 9.96%
American Funds Insurance Series – The Bond Fund of America, Class 1[3]	25,472	10,358	18,641	(260)	(858)	16,071	257	694
Total 94.87%				$3,168	$(9,326)	$153,058	$4,029	$694

[1]	Rate represents the seven-day yield at 12/31/2021.
[2]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	This fund changed its name during the reporting period.

See notes to financial statements.

256	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

(formerly Managed Risk Blue Chip Income and Growth Fund)

Investment portfolio December 31, 2021

Growth-and-income funds 84.69%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	17,465,266	$315,947

Total growth-and-income funds (cost: $211,906,000)		315,947

Fixed income funds 9.94%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,176,210	37,066

Total fixed income funds (cost: $40,177,000)		37,066

Short-term securities 4.86%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	18,146,869	18,147

Total short-term securities (cost: $18,147,000)		18,147

Options purchased 0.48%
Options purchased*		1,778

Total options purchased (cost: $2,809,000)		1,778

Total investment securities 99.97% (cost: $273,039,000)		372,938
Other assets less liabilities 0.03%		99

Net assets 100.00%		$373,037

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2021 (000)
S&P 500 Index	22	$10,486	$2,725.00	3/18/2022	$8
S&P 500 Index	2	953	2,775.00	3/18/2022	1
S&P 500 Index	30	14,299	2,800.00	3/18/2022	12
S&P 500 Index	15	7,149	2,825.00	3/18/2022	6
S&P 500 Index	12	5,719	2,875.00	3/18/2022	5
S&P 500 Index	12	5,719	2,925.00	3/18/2022	6
S&P 500 Index	11	5,243	2,975.00	3/18/2022	5
S&P 500 Index	4	1,907	3,025.00	3/18/2022	2
S&P 500 Index	16	7,626	3,050.00	3/18/2022	9
S&P 500 Index	10	4,766	2,800.00	6/17/2022	15
S&P 500 Index	52	24,784	2,950.00	6/17/2022	96
S&P 500 Index	15	7,149	3,000.00	6/17/2022	30
S&P 500 Index	30	14,299	3,050.00	6/17/2022	63
S&P 500 Index	55	26,214	3,075.00	6/17/2022	118
S&P 500 Index	634	302,176	3,100.00	6/17/2022	1,402

					$1,778

American Funds Insurance Series	257

Managed Risk Washington Mutual Investors Fund  (continued)

(formerly Managed Risk Blue Chip Income and Growth Fund)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized depreciation at 12/31/2021 (000)
5 Year U.S. Treasury Note Futures	Long	219	March 2022	$26,494	$(28)
S&P 500 E-mini Index Contracts	Long	49	March 2022	11,658	(50)
Euro Currency Contracts	Short	1	March 2022	(143)	(1)
British Pound Currency Contracts	Short	2	March 2022	(169)	(4)
Euro Stoxx 50 Index Contracts	Short	5	March 2022	(244)	(8)
S&P Mid 400 E-mini Index Contracts	Short	1	March 2022	(284)	(7)
FTSE 100 Index Contracts	Short	3	March 2022	(297)	(5)

					$(103)

Investments in affiliates2

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth-and-income funds 84.69%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1[3]	$285,450	$34,322	$73,498	$27,698	$41,975	$315,947	$5,035	$ —

Fixed income funds 9.94%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1[3]	53,565	20,752	33,027	(1,832)	(2,392)	37,066	553	3,183
Total 94.63%				$25,866	$39,583	$353,013	$5,588	$3,183

[1]	Rate represents the seven-day yield at 12/31/2021.
[2]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	This fund changed its name during the reporting period.

See notes to financial statements.

258	American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2021

Growth-and-income funds 79.67%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	31,554,445	$2,125,192

Total growth-and-income funds (cost: $1,480,505,000)		2,125,192

Fixed income funds 14.95%
American Funds Insurance Series – The Bond Fund of America, Class 1	35,574,396	398,789

Total fixed income funds (cost: $413,197,000)		398,789

Short-term securities 4.68%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	124,761,468	124,761

Total short-term securities (cost: $124,761,000)		124,761

Options purchased 0.55%
Options purchased*		14,711

Total options purchased (cost: $33,399,000)		14,711

Total investment securities 99.85% (cost: $2,051,862,000)		2,663,453
Other assets less liabilities 0.15%		4,119

Net assets 100.00%		$2,667,572

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2021 (000)
S&P 500 Index	403	$192,077	$2,800.00	3/18/2022	$159
S&P 500 Index	150	71,493	2,825.00	3/18/2022	62
S&P 500 Index	375	178,732	2,850.00	3/18/2022	159
S&P 500 Index	294	140,126	2,875.00	3/18/2022	129
S&P 500 Index	268	127,734	2,900.00	3/18/2022	123
S&P 500 Index	211	100,566	2,925.00	3/18/2022	99
S&P 500 Index	150	71,493	2,950.00	3/18/2022	73
S&P 500 Index	177	84,361	2,975.00	3/18/2022	89
S&P 500 Index	3,560	1,696,760	3,000.00	3/18/2022	1,780
S&P 500 Index	142	67,680	3,025.00	3/18/2022	75
S&P 500 Index	46	21,924	3,050.00	3/18/2022	25
S&P 500 Index	100	47,662	2,725.00	6/17/2022	143
S&P 500 Index	135	64,343	2,750.00	6/17/2022	198
S&P 500 Index	240	114,388	2,800.00	6/17/2022	368
S&P 500 Index	510	243,075	2,900.00	6/17/2022	888
S&P 500 Index	60	28,597	2,925.00	6/17/2022	108
S&P 500 Index	11	5,243	2,950.00	6/17/2022	20
S&P 500 Index	41	19,541	3,000.00	6/17/2022	82
S&P 500 Index	60	28,597	3,050.00	6/17/2022	125
S&P 500 Index	310	147,752	3,075.00	6/17/2022	665
S&P 500 Index	3,167	1,509,449	3,100.00	6/17/2022	7,002
S&P 500 Index	640	305,036	2,975.00	9/16/2022	2,339

					$14,711

American Funds Insurance Series	259

Managed Risk Growth-Income Fund  (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized depreciation at 12/31/2021 (000)
5 Year U.S. Treasury Note Futures	Long	1,346	March 2022	$162,834	$ (61)
S&P 500 E-mini Index Contracts	Long	575	March 2022	136,807	(618)
British Pound Currency Contracts	Short	3	March 2022	(254)	(5)
Euro Currency Contracts	Short	4	March 2022	(570)	(4)
					$(688)

Investments in affiliates2

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth-and-income funds 79.67%
American Funds Insurance Series – Growth-Income Fund, Class 1	$1,938,260	$136,575	$351,326	$92,299	$309,384	$2,125,192	$27,669	$19,790

Fixed income funds 14.95%
American Funds Insurance Series – The Bond Fund of America, Class 1[3]	363,712	179,173	122,342	5,435	(27,189)	398,789	6,324	15,522
Total 94.62%				$97,734	$282,195	$2,523,981	$33,993	$35,312

[1]	Rate represents the seven-day yield at 12/31/2021.
[2]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	This fund changed its name during the reporting period.

See notes to financial statements.

260	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2021

Asset allocation funds 95.00%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	92,092,691	$2,678,055

Total asset allocation funds (cost: $2,102,003,000)		2,678,055

Short-term securities 4.87%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	137,381,639	137,382

Total short-term securities (cost: $137,382,000)		137,382

Options purchased 0.13%
Options purchased*		3,532

Total options purchased (cost: $5,432,000)		3,532

Total investment securities 100.00% (cost: $2,244,817,000)		2,818,969
Other assets less liabilities 0.00%		51

Net assets 100.00%		$2,819,020

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2021 (000)
S&P 500 Index	15	$7,149	$2,725.00	3/18/2022	$5
S&P 500 Index	12	5,719	2,775.00	3/18/2022	5
S&P 500 Index	39	18,588	2,825.00	3/18/2022	16
S&P 500 Index	76	36,223	2,850.00	3/18/2022	32
S&P 500 Index	56	26,691	2,875.00	3/18/2022	25
S&P 500 Index	2	953	2,900.00	3/18/2022	1
S&P 500 Index	58	27,644	2,925.00	3/18/2022	27
S&P 500 Index	18	8,579	2,950.00	3/18/2022	9
S&P 500 Index	42	20,018	2,975.00	3/18/2022	21
S&P 500 Index	13	6,196	3,000.00	3/18/2022	6
S&P 500 Index	10	4,766	3,025.00	3/18/2022	5
S&P 500 Index	25	11,916	3,050.00	3/18/2022	14
S&P 500 Index	7	3,336	2,800.00	6/17/2022	11
S&P 500 Index	30	14,299	2,825.00	6/17/2022	48
S&P 500 Index	20	9,532	3,075.00	6/17/2022	43
S&P 500 Index	970	462,320	3,100.00	6/17/2022	2,145
S&P 500 Index	270	128,687	2,950.00	9/16/2022	958
S&P 500 Index	44	20,971	2,975.00	9/16/2022	161

					$3,532

American Funds Insurance Series	261

Managed Risk Asset Allocation Fund  (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
5 Year U.S. Treasury Note Futures	Long	1,401	March 2022	$169,488	$(107)
S&P 500 E-mini Index Contracts	Long	125	March 2022	29,741	(125)
Japanese Yen Currency Contracts	Short	1	March 2022	(109)	1
British Pound Currency Contracts	Short	2	March 2022	(169)	(4)
Euro Currency Contracts	Short	4	March 2022	(570)	(6)
					$(241)

Investments in affiliates2

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2021 (000)	Dividend income (000)	Capital gain distributions received (000)

Asset allocation funds 95.00%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$2,646,718	$138,416	$357,415	$78,189	$172,147	$2,678,055	$46,260	$88,212

[1]	Rate represents the seven-day yield at 12/31/2021.
[2]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

See notes to financial statements.

262	American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2021	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund	International Fund	New World Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$9,219,626		$4,376,784		$43,849,243	$8,495,949	$4,253,963
Affiliated issuers	378,522		276,570		1,630,491	1,011,457	221,019
Cash	780		178		3,232	145	773
Cash collateral received for securities on loan	428		7,641		4,809	8,068	1,008
Cash collateral pledged for futures contracts	–		–		–	–	161
Cash collateral pledged for swap contracts	–		–		–	–	–
Cash denominated in currencies other than U.S. dollars	–		2,256		453	47	386
Unrealized appreciation on open forward currency contracts	–		–		–	–	–
Receivables for:
Sales of investments	–		435		21,940	4,847	1,899
Sales of fund’s shares	6,219		9,093		20,056	26,783	3,599
Dividends and interest	11,251		6,065		14,335	5,490	4,079
Variation margin on futures contracts	–		–		–	–	62
Variation margin on centrally cleared swap contracts	–		–		–	–	–
Securities lending income	–	[1]	4		1	1	1
Currency translations	480		138		12	424	2,022
Other	–		–	[1]	–	–	–

	9,617,306		4,679,164		45,544,572	9,553,211	4,488,972

Liabilities:
Collateral for securities on loan	4,283		76,415		48,094	80,676	10,080
Unrealized depreciation on open forward currency contracts	–		–		–	–	20
Unrealized depreciation on unfunded commitments	–		–		–	–	–
Payables for:
Purchases of investments	788		474		8,887	1,883	7,895
Repurchases of fund’s shares	7,561		2,413		60,134	2,009	5,595
Investment advisory services	3,959		2,659		11,615	3,858	1,847
Insurance administrative fees	456		218		2,027	294	568
Services provided by related parties	1,333		709		6,384	1,196	519
Trustees’ deferred compensation	95		62		535	193	46
Variation margin on futures contracts	–		–		–	–	24
Variation margin on centrally cleared swap contracts	–		–		–	–	–
Non-U.S. taxes	7,895		19,049		934	33,209	14,603
Currency translations	–		–		–	–	–
Custody fees	336		244		216	540	300
Other	20		–		–	–	31

	26,726		102,243		138,826	123,858	41,528

Net assets at December 31, 2021	$9,590,580		$4,576,921		$45,405,746	$9,429,353	$4,447,444

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,931,297		$1,859,410		$16,269,659	$6,198,523	$2,653,089
Total distributable earnings (accumulated loss)	5,659,283		2,717,511		29,136,087	3,230,830	1,794,355

Net assets at December 31, 2021	$9,590,580		$4,576,921		$45,405,746	$9,429,353	$4,447,444

Investment securities on loan, at value	$ 4,822		$ 85,086		$ 47,077	$ 77,301	$ 13,375
Investment securities, at cost
Unaffiliated issuers	4,397,099		2,754,697		19,737,875	6,250,809	2,748,317
Affiliated issuers	378,477		250,133		1,630,296	1,011,351	221,003
Cash denominated in currencies other than U.S. dollars, at cost	–		2,250		452	47	386

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

American Funds Insurance Series	263

Financial statements  (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund[2]	Capital World Growth and Income Fund[3]		Growth- Income Fund	International Growth and Income Fund		Capital Income Builder

Assets:
Investment securities, at value:
Unaffiliated issuers	$11,155,779	$2,365,564		$41,804,971	$353,438		$1,084,391
Affiliated issuers	331,143	13,282		1,259,909	21,699		75,150
Cash	1,733	806		667	92		745
Cash collateral received for securities on loan	2,196	69		9,273	–		463
Cash collateral pledged for futures contracts	–	–		–	–		–
Cash collateral pledged for swap contracts	–	–		–	–		–
Cash denominated in currencies other than U.S. dollars	30	1,062		1,069	1,205		278
Unrealized appreciation on open forward currency contracts	–	–		–	–		2
Receivables for:
Sales of investments	653	2,189		20,176	238		4,317
Sales of fund’s shares	5,336	386		3,926	289		882
Dividends and interest	9,726	5,414		43,351	2,249		3,897
Variation margin on futures contracts	–	–		–	–		106
Variation margin on centrally cleared swap contracts	–	–		–	–		3
Securities lending income	1	–	[1]	1	–	[1]	–	[1]
Currency translations	6	379		155	67		26
Other	–	–		–	–		–

	11,506,603	2,389,151		43,143,498	379,277		1,170,260

Liabilities:
Collateral for securities on loan	21,965	693		92,730	–		4,628
Unrealized depreciation on open forward currency contracts	–	–		–	–		–
Unrealized depreciation on unfunded commitments	–	–		–	–		–
Payables for:
Purchases of investments	7,936	277		78	10		17,978
Repurchases of fund’s shares	7,246	2,329		81,365	103		1,950
Investment advisory services	2,118	699		8,889	184		211
Insurance administrative fees	748	139		1,175	83		343
Services provided by related parties	1,217	385		4,658	81		144
Trustees’ deferred compensation	112	28		593	16		8
Variation margin on futures contracts	–	–		–	–		8
Variation margin on centrally cleared swap contracts	–	–		–	–		22
Non-U.S. taxes	116	858		1,293	178		417
Currency translations	–	–		–	–		–
Custody fees	8	88		232	80		24
Other	–	–		–	–		–

	41,466	5,496		191,013	735		25,733

Net assets at December 31, 2021	$11,465,137	$2,383,655		$42,952,485	$378,542		$1,144,527

Net assets consist of:
Capital paid in on shares of beneficial interest	$ 6,294,050	$1,357,033		$20,012,192	$189,526		$ 923,131
Total distributable earnings (accumulated loss)	5,171,087	1,026,622		22,940,293	189,016		221,396

Net assets at December 31, 2021	$11,465,137	$2,383,655		$42,952,485	$378,542		$1,144,527

Investment securities on loan, at value	$ 89,518	$ 2,444		$ 91,976	$ 53		$ 6,084
Investment securities, at cost
Unaffiliated issuers	8,240,289	1,757,008		22,424,700	309,545		847,938
Affiliated issuers	331,102	13,281		1,259,712	21,694		75,628
Cash denominated in currencies other than U.S. dollars, at cost	30	1,061		1,069	1,205		277

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

264	American Funds Insurance Series

Financial statements  (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars in thousands)

	Asset Allocation Fund	Global Balanced Fund	The Bond Fund of America[4]		Capital World Bond Fund		American High-Income Trust[5]

Assets:
Investment securities, at value:
Unaffiliated issuers	$28,516,500	$466,533	$12,806,734		$1,963,695		$ 1,020,393
Affiliated issuers	3,050,173	1,127	1,311,257		144,080		17,238
Cash	1,108	142	2,390		88		1,089
Cash collateral received for securities on loan	2,011	–	–		–		–
Cash collateral pledged for futures contracts	–	–	–		–		277
Cash collateral pledged for swap contracts	–	–	–		–		481
Cash denominated in currencies other than U.S. dollars	147	23	1		59		–
Unrealized appreciation on open forward currency contracts	–	57	256		4,439		–
Receivables for:
Sales of investments	700,865	1,570	2,017,338		39,152		1,868
Sales of fund’s shares	11,185	27	6,482		1,997		273
Dividends and interest	88,237	1,510	61,345		15,656		14,032
Variation margin on futures contracts	690	15	5,691		458		–
Variation margin on centrally cleared swap contracts	–	7	1		109		–
Securities lending income	–	–	–		–		–
Currency translations	71	3	22		–		–
Other	–	–	–		–		2

	32,370,987	471,014	16,211,517		2,169,733		1,055,653

Liabilities:
Collateral for securities on loan	20,115	–	–		–		–
Unrealized depreciation on open forward currency contracts	–	246	611		3,957		–
Unrealized depreciation on unfunded commitments	2	–	–		–	[1]	1
Payables for:
Purchases of investments	1,611,332	2,432	3,007,831		78,621		2,386
Repurchases of fund’s shares	13,395	465	9,402		165		262
Investment advisory services	6,713	258	1,860		768		260
Insurance administrative fees	3,838	85	549		41		59
Services provided by related parties	3,207	82	1,315		287		189
Trustees’ deferred compensation	345	4	143		29		36
Variation margin on futures contracts	1,183	8	1,522		181		15
Variation margin on centrally cleared swap contracts	20	14	1,678		239		9
Non-U.S. taxes	4,797	24	3		63		—
Currency translations	–	–	–		134		–
Custody fees	120	20	24		196		1
Other	–	–	–	[1]	44		–	[1]

	1,665,067	3,638	3,024,938		84,725		3,218

Net assets at December 31, 2021	$30,705,920	$467,376	$13,186,579		$2,085,008		$ 1,052,435

Net assets consist of:
Capital paid in on shares of beneficial interest	$18,200,412	$347,665	$12,814,664		$2,057,721		$ 1,263,068
Total distributable earnings (accumulated loss)	12,505,508	119,711	371,915		27,287		(210,633)

Net assets at December 31, 2021	$30,705,920	$467,376	$13,186,579		$2,085,008		$ 1,052,435

Investment securities on loan, at value	$ 19,643	$ –	$ –		$ –		$ –
Investment securities, at cost
Unaffiliated issuers	18,775,106	347,800	12,540,693		1,956,858		983,275
Affiliated issuers	3,085,509	1,127	1,311,134		144,069		17,234
Cash denominated in currencies other than U.S. dollars, at cost	147	22	1		59		–

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

American Funds Insurance Series	265

Financial statements  (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars in thousands)

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund[6]	Managed Risk Growth Fund	Managed Risk International Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$436,046		$325,641		$2,180,967	$ 28,877	$ 6,485
Affiliated issuers	–		–		–	564,150	153,058
Cash	9,041		9,056		55,451	–	–
Cash collateral received for securities on loan	–		–		–	–	–
Cash collateral pledged for futures contracts	–		–		–	3,930	1,845
Cash collateral pledged for swap contracts	–		–		–	–	–
Cash denominated in currencies other than U.S. dollars	–		–		–	–	–
Unrealized appreciation on open forward currency contracts	–		–		–	–	–
Receivables for:
Sales of investments	136,409		–		124,289	423	–
Sales of fund’s shares	93		397		1,480	554	107
Dividends and interest	427		1		4,587	1	–	[1]
Variation margin on futures contracts	14		–		420	184	92
Variation margin on centrally cleared swap contracts	–		–		215	–	–
Securities lending income	–		–		–	–	–
Currency translations	–		–		–	–	–
Other	–		–		–	–	–

	582,030		335,095		2,367,409	598,119	161,587

Liabilities:
Collateral for securities on loan	–		–		–	–	–
Unrealized depreciation on open forward currency contracts	–		–		–	–	–
Unrealized depreciation on unfunded commitments	–		–		–	–	–
Payables for:
Purchases of investments	247,323		–		197,166	840	101
Repurchases of fund’s shares	117		2,228		3,170	115	1
Investment advisory services	60		92		357	50	13
Insurance administrative fees	28		29		152	376	102
Services provided by related parties	30		72		404	120	32
Trustees’ deferred compensation	3		13		49	4	1
Variation margin on futures contracts	13		–		180	21	2
Variation margin on centrally cleared swap contracts	58		–		630	–	–
Non-U.S. taxes	–		–		–	–	–
Currency translations	–		–		–	–	–
Custody fees	–	[1]	–	[1]	2	–	–
Other	–	[1]	–		–	–	–

	247,632		2,434		202,110	1,526	252

Net assets at December 31, 2021	$334,398		$332,661		$2,165,299	$ 596,593	$ 161,335

Net assets consist of:
Capital paid in on shares of beneficial interest	$331,373		$332,673		$2,145,433	$ 374,736	$ 154,889
Total distributable earnings (accumulated loss)	3,025		(12)		19,866	221,857	6,446

Net assets at December 31, 2021	$334,398		$332,661		$2,165,299	$ 596,593	$ 161,335

Investment securities on loan, at value	$ –		$ –		$ –	$ –	$ –
Investment securities, at cost
Unaffiliated issuers	435,285		325,639		2,162,269	30,287	7,042
Affiliated issuers	–		–		–	426,299	128,560
Cash denominated in currencies other than U.S. dollars, at cost	–		–		–	–	–

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

266	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund[7]		Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$ 19,925		$ 139,472	$ 140,914
Affiliated issuers	353,013		2,523,981	2,678,055
Cash	–		–	–
Cash collateral received for securities on loan	–		–	–
Cash collateral pledged for futures contracts	473		7,873	2,748
Cash collateral pledged for swap contracts	–		–	–
Cash denominated in currencies other than U.S. dollars	–		–	–
Unrealized appreciation on open forward currency contracts	–		–	–
Receivables for:
Sales of investments	311		28,156	1,707
Sales of fund’s shares	122		16	186
Dividends and interest	–	[1]	3	4
Variation margin on futures contracts	18		95	98
Variation margin on centrally cleared swap contracts	–		–	–
Securities lending income	–		–	–
Currency translations	–		–	–
Other	–		–	–

	373,862		2,699,596	2,823,712
Liabilities:
Collateral for securities on loan	–		–	–
Unrealized depreciation on open forward currency contracts	–		–	–
Unrealized depreciation on unfunded commitments	–		–	–
Payables for:
Purchases of investments	112		–	–
Repurchases of fund’s shares	332		29,654	1,983
Investment advisory services	31		224	235
Insurance administrative fees	230		1,661	1,770
Services provided by related parties	76		70	583
Trustees’ deferred compensation	3		16	32
Variation margin on futures contracts	41		399	89
Variation margin on centrally cleared swap contracts	–		–	–
Non-U.S. taxes	–		–	–
Currency translations	–		–	–
Custody fees	–		–	–
Other	–		–	–

	825		32,024	4,692

Net assets at December 31, 2021	$373,037		$2,667,572	$2,819,020

Net assets consist of:
Capital paid in on shares of beneficial interest	$322,953		$1,989,799	$2,138,433
Total distributable earnings (accumulated loss)	50,084		677,773	680,587

Net assets at December 31, 2021	$373,037		$2,667,572	$2,819,020

Investment securities on loan, at value	$ –		$ –	$ –
Investment securities, at cost
Unaffiliated issuers	20,956		158,160	142,814
Affiliated issuers	252,083		1,893,702	2,102,003
Cash denominated in currencies other than U.S. dollars, at cost	–		–	–

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

American Funds Insurance Series	267

Financial statements (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$4,270,015	$1,706,646	$19,783,368	$4,746,661	$2,442,787
	Shares outstanding	93,924	49,945	155,063	209,093	76,738
	Net asset value per share	$45.46	$34.17	$127.58	$22.70	$31.83
Class 1A:	Net assets	$17,858	$5,190	$120,731	$11,745	$11,764
	Shares outstanding	395	153	953	520	371
	Net asset value per share	$45.28	$33.93	$126.70	$22.61	$31.70
Class 2:	Net assets	$4,558,481	$2,520,876	$21,985,548	$4,190,587	$1,086,675
	Shares outstanding	101,428	76,539	174,097	185,390	34,525
	Net asset value per share	$44.94	$32.94	$126.28	$22.60	$31.48
Class 3:	Net assets			$301,618	$21,072
	Shares outstanding	Not applicable	Not applicable	2,344	926	Not applicable
	Net asset value per share			$128.68	$22.76

Class 4:	Net assets	$744,226	$344,209	$3,214,481	$459,288	$906,218
	Shares outstanding	16,697	10,442	25,967	20,589	29,006
	Net asset value per share	$44.57	$32.96	$123.79	$22.31	$31.24

		Washington Mutual Investors Fund[2]	Capital World Growth and Income Fund[3]	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$6,765,816	$812,024	$25,507,634	$30,201	$563,175
	Shares outstanding	374,044	44,087	378,721	1,539	46,293
	Net asset value per share	$18.09	$18.42	$67.35	$19.62	$12.17
Class 1A:	Net assets	$168,690	$6,393	$32,207	$5,561	$9,496
	Shares outstanding	9,391	349	481	287	781
	Net asset value per share	$17.96	$18.34	$67.02	$19.39	$12.15
Class 2:	Net assets	$3,426,685	$1,340,086	$15,318,769	$210,888	$12,521
	Shares outstanding	192,152	72,923	230,562	10,882	1,030
	Net asset value per share	$17.83	$18.38	$66.44	$19.38	$12.16
Class 3:	Net assets			$166,175
	Shares outstanding	Not applicable	Not applicable	2,462	Not applicable	Not applicable
	Net asset value per share			$67.48
Class 4:	Net assets	$1,103,946	$225,152	$1,927,700	$131,892	$559,335
	Shares outstanding	62,348	12,483	29,401	6,859	46,076
	Net asset value per share	$17.71	$18.04	$65.57	$19.23	$12.14

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

268	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	Global Balanced Fund	The Bond Fund of America[4]	Capital World Bond Fund	American High-Income Trust[5]

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$18,835,999	$120,569	$8,555,042	$988,131	$277,549
	Shares outstanding	647,633	8,185	762,915	83,789	27,242
	Net asset value per share	$29.08	$14.73	$11.21	$11.79	$10.19
Class 1A:	Net assets	$24,142	$3,738	$12,240	$1,541	$1,456
	Shares outstanding	833	254	1,097	131	143
	Net asset value per share	$28.97	$14.70	$11.16	$11.76	$10.16
Class 2:	Net assets	$5,472,510	$207,652	$3,728,530	$1,029,688	$673,228
	Shares outstanding	190,399	14,126	337,262	88,037	67,457
	Net asset value per share	$28.74	$14.70	$11.06	$11.70	$9.98
Class 3:	Net assets	$36,255				$10,352
	Shares outstanding	1,245	Not applicable	Not applicable	Not applicable	1,011
	Net asset value per share	$29.12				$10.24
Class 4:	Net assets	$6,337,014	$135,417	$890,767	$65,648	$89,850
	Shares outstanding	221,878	9,317	80,887	5,674	8,179
	Net asset value per share	$28.56	$14.53	$11.01	$11.57	$10.99

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund[6]	Managed Risk Growth Fund	Managed Risk International Fund

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$231,257	$37,003	$522,162
	Shares outstanding	21,751	3,283	44,738	Not applicable	Not applicable
	Net asset value per share	$10.63	$11.27	$11.67
Class 1A:	Net assets	$2,216	$10	$4,762
	Shares outstanding	209	1	409	Not applicable	Not applicable
	Net asset value per share	$10.59	$11.28	$11.63
Class 2:	Net assets	$58,069	$244,948	$1,390,807
	Shares outstanding	5,473	22,408	120,637	Not applicable	Not applicable
	Net asset value per share	$10.61	$10.93	$11.53
Class 3:	Net assets		$4,619	$9,693
	Shares outstanding	Not applicable	417	829	Not applicable	Not applicable
	Net asset value per share		$11.07	$11.70
Class 4:	Net assets	$42,856	$46,081	$237,875
	Shares outstanding	4,085	4,190	20,654	Not applicable	Not applicable
	Net asset value per share	$10.49	$11.00	$11.52
Class P1:	Net assets				$12,560	$1,812
	Shares outstanding	Not applicable	Not applicable	Not applicable	678	172
	Net asset value per share				$18.53	$10.55
Class P2:	Net assets				$584,033	$159,523
	Shares outstanding	Not applicable	Not applicable	Not applicable	31,712	15,224
	Net asset value per share				$18.42	$10.48

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

American Funds Insurance Series	269

Financial statements (continued)

Statements of assets and liabilities at December 31, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund[7]	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class P1:	Net assets	$2,464	$2,327,641	$7,248
	Shares outstanding	190	148,007	473
	Net asset value per share	$12.95	$15.73	$15.33
Class P2:	Net assets	$370,573	$339,931	$2,811,772
	Shares outstanding	28,765	21,733	188,391
	Net asset value per share	$12.88	$15.64	$14.93

1 Amount less than one thousand.

2 Formerly Blue Chip Income and Growth Fund.

3 Formerly Global Growth and Income Fund.

4 Formerly Bond Fund.

5 Formerly High-Income Bond Fund.

6 Formerly U.S. Government/AAA-Rated Securities Fund.

7 Formerly Managed Risk Blue Chip Income and Growth Fund.

See notes to financial statements.

270	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2021	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ 96,498	$ 34,696	$ 297,072	$ 209,153	$ 56,779
Affiliated issuers	229	149	877	357	180
	96,727	34,845	297,949	209,510	56,959
Interest from unaffiliated issuers	3,255	15	1,929	5,837	6,978
Securities lending income (net of fees)	828	1,076	730	742	305

	100,810	35,936	300,608	216,089	64,242
Fees and expenses[1]:
Investment advisory services	45,364	36,199	129,405	49,637	30,185
Distribution services	13,010	7,481	61,137	12,154	5,000
Insurance administrative services	1,646	813	7,217	1,145	2,232
Transfer agent services	1	1	6	1	1
Administrative services	2,738	1,583	12,633	3,035	1,336
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	208	133	902	252	102
Registration statement and prospectus	134	136	709	173	65
Trustees’ compensation	37	23	171	44	19
Auditing and legal	73	87	87	82	99
Custodian	1,215	750	674	2,244	1,158
Other	4	66	18	5	53

Total fees and expenses before waivers/reimbursements	64,430	47,272	212,959	68,772	40,250
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	28	–	15	–	8,018
Miscellaneous fee reimbursements	–	–	–	–	–

Total waivers/reimbursements of fees and expenses	28	–	15	–	8,018

Total fees and expenses after waivers/reimbursements	64,402	47,272	212,944	68,772	32,232

Net investment income (loss)	36,408	(11,335)	87,664	147,317	32,010

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	848,663	1,100,321	5,060,779	1,275,846	318,182
Affiliated issuers	(19)	(315)	20	(41)	(17)
Futures contracts	–	–	–	–	95
Forward currency contracts	–	–	–	(86)	228
Swap contracts	–	–	–	–	–
Currency transactions	(1,709)	(1,170)	379	(2,236)	(470)
Capital gain distributions received from affiliated issuers	–	–	–	–	–

	846,935	1,098,836	5,061,178	1,273,483	318,018
Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	486,026	(703,894)	3,147,373	(1,501,578)	(136,353)
Affiliated issuers	28	(6,978)	90	42	8
Futures contracts	–	–	–	–	(26)
Forward currency contracts	–	–	–	86	34
Swap contracts	–	–	–	–	–
Currency translations	(102)	215	(118)	266	209

	485,952	(710,657)	3,147,345	(1,501,184)	(136,128)

Net realized gain (loss) and unrealized appreciation (depreciation)	1,332,887	388,179	8,208,523	(227,701)	181,890

Net increase (decrease) in net assets resulting from operations	$1,369,295	$376,844	$8,296,187	$(80,384)	$ 213,900

See end of statements of operations for footnotes.

See notes to financial statements.

American Funds Insurance Series	271

Financial statements (continued)

Statements of operations for the year ended December 31, 2021 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund[2]	Capital World Growth and Income Fund[3]	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ 218,139	$ 56,211	$ 638,220	$ 43,310	$ 34,545
Affiliated issuers	158	50	857	48	422
	218,297	56,261	639,077	43,358	34,967
Interest from unaffiliated issuers	113	2,780	3,410	944	3,356
Securities lending income (net of fees)	111	580	731	243	57

	218,521	59,621	643,218	44,545	38,380
Fees and expenses[1]:
Investment advisory services	39,958	13,427	102,401	8,064	5,244
Distribution services	10,579	3,883	41,617	851	1,315
Insurance administrative services	2,610	507	4,251	315	1,308
Transfer agent services	2	– [4]	6	– [4]	– [4]
Administrative services	3,114	691	12,323	397	332
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	177	31	893	23	20
Registration statement and prospectus	112	33	597	24	59
Trustees’ compensation	42	10	169	6	5
Auditing and legal	47	62	84	68	61
Custodian	170	332	735	334	110
Other	4	1	17	1	4

Total fees and expenses before waivers/reimbursements	56,815	18,977	163,093	10,083	8,458
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	11,310	3,624	–	48	2,808
Miscellaneous fee reimbursements	–	–	–	–	–

Total waivers/reimbursements of fees and expenses	11,310	3,624	–	48	2,808

Total fees and expenses after waivers/reimbursements	45,505	15,353	163,093	10,035	5,650

Net investment income (loss)	173,016	44,268	480,125	34,510	32,730

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	2,286,037	410,526	3,514,635	358,108	44,857
Affiliated issuers	5	5	(41)	82	(8)
Futures contracts	–	–	–	–	(702)
Forward currency contracts	–	–	–	–	(20)
Swap contracts	–	–	–	–	665
Currency transactions	(9)	(474)	(1,966)	(345)	(64)
Capital gain distributions received from affiliated issuers	–	–	–	–	270

	2,286,033	410,057	3,512,628	357,845	44,998
Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	81,421	(139,921)	4,889,187	(342,695)	80,801
Affiliated issuers	8	(7)	(8)	(2)	(480)
Futures contracts	–	–	–	–	282
Forward currency contracts	–	–	–	–	24
Swap contracts	–	–	–	–	716
Currency translations	2	(52)	(521)	(118)	(41)

	81,431	(139,980)	4,888,658	(342,815)	81,302

Net realized gain (loss) and unrealized appreciation (depreciation)	2,367,464	270,077	8,401,286	15,030	126,300

Net increase (decrease) in net assets resulting from operations	$2,540,480	$ 314,345	$8,881,411	$ 49,540	$159,030

See end of statements of operations for footnotes.

See notes to financial statements.

272	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2021 (continued)	(dollars in thousands)

	Asset Allocation Fund	Global Balanced Fund	The Bond Fund of America[5]	Capital World Bond Fund	American High-Income Trust[6]

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ 416,196	$ 6,575	$ –	$ 26	$ 1,243
Affiliated issuers	26,318	20	1,432	128	20
	442,514	6,595	1,432	154	1,263
Interest from unaffiliated issuers	188,565	2,435	260,679	56,348	51,919
Securities lending income (net of fees)	1,121	3	–	–	–

	632,200	9,033	262,111	56,502	53,182
Fees and expenses[1]:
Investment advisory services	82,192	3,005	44,685	11,735	4,750
Distribution services	28,066	830	11,552	2,787	1,935
Insurance administrative services	14,480	315	2,054	157	221
Transfer agent services	4	– [4]	2	– [4]	– [4]
Administrative services	9,446	137	3,751	662	295
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	587	6	221	51	21
Registration statement and prospectus	359	12	188	39	17
Trustees’ compensation	130	2	50	10	4
Auditing and legal	67	52	53	48	46
Custodian	772	91	112	624	18
Other	20	1	5	10	12

Total fees and expenses before waivers/reimbursements	136,123	4,451	62,673	16,123	7,319
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	–	–	16,515	2,207	1,313
Miscellaneous fee reimbursements	–	–	–	–	–

Total waivers/reimbursements of fees and expenses	–	–	16,515	2,207	1,313

Total fees and expenses after waivers/reimbursements	136,123	4,451	46,158	13,916	6,006

Net investment income (loss)	496,078	4,583	215,953	42,586	47,176

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	2,861,608	24,495	110,756	41,471	8,994
Affiliated issuers	107,152	2	(158)	(10)	3
Futures contracts	(990)	166	29,652	(1,188)	818
Forward currency contracts	–	(627)	8,119	(23,989)	–
Swap contracts	(264)	69	(19,136)	(257)	(2,330)
Currency transactions	584	17	(1)	(15)	–
Capital gain distributions received from affiliated issuers	14,433	–	–	–	–

	2,982,523	24,122	129,232	16,012	7,485
Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	1,086,498	18,029	(362,751)	(164,796)	20,853
Affiliated issuers	(81,454)	(2)	104	11	(1)
Futures contracts	(13,464)	78	(6,784)	(329)	(192)
Forward currency contracts	–	(187)	2,252	126	–
Swap contracts	(844)	(260)	14,150	(3,207)	728
Currency translations	(279)	(56)	(122)	(597)	(2)

	990,457	17,602	(353,151)	(168,792)	21,386

Net realized gain (loss) and unrealized appreciation (depreciation)	3,972,980	41,724	(223,919)	(152,780)	28,871

Net increase (decrease) in net assets resulting from operations	$4,469,058	$46,307	$ (7,966)	$(110,194)	$76,047

See end of statements of operations for footnotes.

See notes to financial statements.

American Funds Insurance Series	273

Financial statements (continued)

Statements of operations for the year ended December 31, 2021 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund[7]	Managed Risk Growth Fund	Managed Risk International Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ –	$ –	$ –	$ 8	$ 2
Affiliated issuers	–	–	–	3,224	4,029
	–	–	–	3,232	4,031
Interest from unaffiliated issuers	2,869	299	37,310	–	–
Securities lending income (net of fees)	–	–	–	–	–

	2,869	299	37,310	3,232	4,031
Fees and expenses[1]:
Investment advisory services	1,392	1,128	7,451	886	250
Distribution services	248	781	4,208	1,448	413
Insurance administrative services	106	108	624	1,476	417
Transfer agent services	– [4]	– [4]	– [4]	– [4]	– [4]
Administrative services	99	106	629	–	–
Accounting and administrative services	–	–	–	74	63
Reports to shareholders	5	7	39	7	4
Registration statement and prospectus	66	8	31	8	4
Trustees’ compensation	2	2	9	2	1
Auditing and legal	43	41	44	15	15
Custodian	17	1	28	6	6
Other	– [4]	– [4]	1	1	1

Total fees and expenses before waivers/reimbursements	1,978	2,182	13,064	3,923	1,174
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	664	–	2,236	299	84
Miscellaneous fee reimbursements	–	–	–	–	43

Total waivers/reimbursements of fees and expenses	664	–	2,236	299	127

Total fees and expenses after waivers/reimbursements	1,314	2,182	10,828	3,624	1,047

Net investment income (loss)	1,555	(1,883)	26,482	(392)	2,984

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(970)	– [4]	(29,283)	(2,843)	(634)
Affiliated issuers	–	–	–	48,163	3,168
Futures contracts	638	–	(2,118)	(18,120)	(2,576)
Forward currency contracts	–	–	–	–	–
Swap contracts	242	–	26,182	–	–
Currency transactions	–	–	–	7	2
Capital gain distributions received from affiliated issuers	–	–	–	66,105	694

	(90)	– [4]	(5,219)	93,312	654
Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	(3,940)	(4)	(26,082)	(1,410)	(557)
Affiliated issuers	–	–	–	(18,673)	(9,326)
Futures contracts	(29)	–	649	(1,408)	(404)
Forward currency contracts	–	–	–	–	–
Swap contracts	1,161	–	(11,387)	–	–
Currency translations	–	–	–	–	–

	(2,808)	(4)	(36,820)	(21,491)	(10,287)

Net realized gain (loss) and unrealized appreciation (depreciation)	(2,898)	(4)	(42,039)	71,821	(9,633)

Net increase (decrease) in net assets resulting from operations	$(1,343)	$(1,887)	$(15,557)	$ 71,429	$ (6,649)

See end of statements of operations for footnotes.

See notes to financial statements.

274	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2021 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund[8]	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$ 4	$ 33	$ 38
Affiliated issuers	5,588	33,993	46,260
	5,592	34,026	46,298
Interest from unaffiliated issuers	–	–	–
Securities lending income (net of fees)	–	–	–

	5,592	34,026	46,298
Fees and expenses[1]:
Investment advisory services	547	3,883	4,241
Distribution services	907	829	7,054
Insurance administrative services	911	6,471	7,069
Transfer agent services	– [4]	– [4]	– [4]
Administrative services	–	–	–
Accounting and administrative services	68	124	132
Reports to shareholders	5	23	40
Registration statement and prospectus	7	35	36
Trustees’ compensation	2	10	12
Auditing and legal	15	17	18
Custodian	6	7	7
Other	1	2	2

Total fees and expenses before waivers/reimbursements	2,469	11,401	18,611
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	185	1,313	1,434
Miscellaneous fee reimbursements	12	–	–

Total waivers/reimbursements of fees and expenses	197	1,313	1,434

Total fees and expenses after waivers/reimbursements	2,272	10,088	17,177

Net investment income (loss)	3,320	23,938	29,121

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)[1] on:
Investments in:
Unaffiliated issuers	(1,894)	(82,892)	(3,106)
Affiliated issuers	25,866	97,734	78,189
Futures contracts	(11,309)	(802)	(29,566)
Forward currency contracts	–	–	–
Swap contracts	–	–	–
Currency transactions	2	25	9
Capital gain distributions received from affiliated issuers	3,183	35,312	88,212

	15,848	49,377	133,738
Net unrealized appreciation (depreciation)[1] on:
Investments in:
Unaffiliated issuers	(1,031)	13,665	(1,900)
Affiliated issuers	39,583	282,195	172,147
Futures contracts	(141)	(3,666)	(599)
Forward currency contracts	–	–	–
Swap contracts	–	–	–
Currency translations	–	–	–

	38,411	292,194	169,648

Net realized gain (loss) and unrealized appreciation (depreciation)	54,259	341,571	303,386

Net increase (decrease) in net assets resulting from operations	$57,579	$365,509	$332,507

1 Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.

2 Formerly Blue Chip Income and Growth Fund.

3 Formerly Global Growth and Income Fund.

4 Amount less than one thousand.

5 Formerly Bond Fund.

6 Formerly High-Income Bond Fund.

7 Formerly U.S. Government/AAA-Rated Securities Fund.

8 Formerly Managed Risk Blue Chip Income and Growth Fund.

See notes to financial statements.

American Funds Insurance Series	275

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$ 36,408	$ 29,220	$ (11,335)	$ (9,129)	$ 87,664	$ 91,314
Net realized gain (loss)	846,935	459,151	1,098,836	113,700	5,061,178	5,289,028
Net unrealized appreciation (depreciation)	485,952	1,447,946	(710,657)	1,179,633	3,147,345	8,444,178

Net increase (decrease) in net assets resulting from operations	1,369,295	1,936,317	376,844	1,284,204	8,296,187	13,824,520

Distributions paid to shareholders	(486,343)	(224,589)	(123,155)	(284,490)	(5,437,958)	(865,145)

Net capital share transactions	466,658	(271,205)	(989,509)	(307,246)	3,623,473	(2,504,990)

Total increase (decrease) in net assets	1,349,610	1,440,523	(735,820)	692,468	6,481,702	10,454,385
Net assets:
Beginning of year	8,240,970	6,800,447	5,312,741	4,620,273	38,924,044	28,469,659

End of year	$9,590,580	$8,240,970	$4,576,921	$5,312,741	$45,405,746	$38,924,044

	International Fund		New World Fund		Washington Mutual Investors Fund[1]

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$ 147,317	$ 53,872	$ 32,010	$ 15,078	$ 173,016	$ 162,025
Net realized gain (loss)	1,273,483	40,022	318,018	132,645	2,286,033	(75,133)
Net unrealized appreciation (depreciation)	(1,501,184)	1,257,012	(136,128)	658,628	81,431	717,522

Net increase (decrease) in net assets resulting from operations	(80,384)	1,350,906	213,900	806,351	2,540,480	804,414

Distributions paid to shareholders	(249,096)	(71,715)	(185,700)	(43,949)	(166,149)	(265,213)

Net capital share transactions	(832,025)	(763,764)	176,091	(279,660)	(488,260)	(242,496)

Total increase (decrease) in net assets	(1,161,505)	515,427	204,291	482,742	1,886,071	296,705

Net assets:
Beginning of year	10,590,858	10,075,431	4,243,153	3,760,411	9,579,066	9,282,361

End of year	$ 9,429,353	$10,590,858	$4,447,444	$4,243,153	$11,465,137	$9,579,066

See end of statements of changes in net assets for footnotes.

See notes to financial statements.

276	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund[2]		Growth-Income Fund		International Growth and Income Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$ 44,268	$ 25,233	$ 480,125	$ 485,987	$ 34,510	$ 21,504
Net realized gain (loss)	410,057	49,687	3,512,628	359,138	357,845	(43,217)
Net unrealized appreciation (depreciation)	(139,980)	113,216	4,888,658	3,849,348	(342,815)	123,625

Net increase (decrease) in net assets resulting from operations	314,345	188,136	8,881,411	4,694,473	49,540	101,912

Distributions paid to shareholders	(90,172)	(77,584)	(915,114)	(1,429,478)	(14,532)	(21,467)

Net capital share transactions	(14,968)	(74,585)	(3,505,347)	(799,726)	(1,112,349)	(124,648)

Total increase (decrease) in net assets	209,205	35,967	4,460,950	2,465,269	(1,077,341)	(44,203)
Net assets:
Beginning of year	2,174,450	2,138,483	38,491,535	36,026,266	1,455,883	1,500,086

End of year	$2,383,655	$2,174,450	$42,952,485	$38,491,535	$ 378,542	$1,455,883

	Capital Income Builder		Asset Allocation Fund		Global Balanced Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$ 32,730	$ 27,894	$ 496,078	$ 449,205	$ 4,583	$ 4,425
Net realized gain (loss)	44,998	(42,055)	2,982,523	808,394	24,122	18,255

Net unrealized appreciation (depreciation)	81,302	60,666	990,457	2,005,628	17,602	18,683

Net increase (decrease) in net assets resulting from operations	159,030	46,505	4,469,058	3,263,227	46,307	41,363

Distributions paid to shareholders	(29,764)	(28,997)	(1,541,316)	(606,436)	(29,247)	(21,373)

Net capital share transactions	(81,691)	80,728	(1,879,473)	(418,795)	(4,816)	(1,808)

Total increase (decrease) in net assets	47,575	98,236	1,048,269	2,237,996	12,244	18,182

Net assets:
Beginning of year	1,096,952	998,716	29,657,651	27,419,655	455,132	436,950

End of year	$1,144,527	$1,096,952	$30,705,920	$29,657,651	$467,376	$455,132

See end of statements of changes in net assets for footnotes.

See notes to financial statements.

American Funds Insurance Series	277

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America[3]		Capital World Bond Fund		American High-Income Trust[4]

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$ 215,953	$ 202,752	$ 42,586	$ 41,768	$ 47,176	$ 56,258
Net realized gain (loss)	129,232	480,282	16,012	45,840	7,485	(51,887)
Net unrealized appreciation (depreciation)	(353,151)	299,487	(168,792)	116,992	21,386	19,323

Net increase (decrease) in net assets resulting from operations	(7,966)	982,521	(110,194)	204,600	76,047	23,694

Distributions paid to shareholders	(687,442)	(339,511)	(91,748)	(64,860)	(43,416)	(69,840)

Net capital share transactions	2,474,568	213,249	(51,795)	70,361	152,225	(352,568)

Total increase (decrease) in net assets	1,779,160	856,259	(253,737)	210,101	184,856	(398,714)
Net assets:
Beginning of year	11,407,419	10,551,160	2,338,745	2,128,644	867,579	1,266,293

End of year	$13,186,579	$11,407,419	$2,085,008	$2,338,745	$1,052,435	$ 867,579

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund[6]

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$ 1,555	$ 2,446	$ (1,883)	$ (171)	$ 26,482	$ 20,216
Net realized gain (loss)	(90)	12,009	– [5]	–	(5,219)	187,696
Net unrealized appreciation (depreciation)	(2,808)	5,064	(4)	(1)	(36,820)	61,889

Net increase (decrease) in net assets resulting from operations	(1,343)	19,519	(1,887)	(172)	(15,557)	269,801

Distributions paid to shareholders	(13,157)	(4,820)	–	(737)	(209,728)	(77,781)

Net capital share transactions	29,279	10,410	(41,201)	92,028	236,927	(934,697)

Total increase (decrease) in net assets	14,779	25,109	(43,088)	91,119	11,642	(742,677)

Net assets:
Beginning of year	319,619	294,510	375,749	284,630	2,153,657	2,896,334

End of year	$334,398	$319,619	$332,661	$375,749	$2,165,299	$2,153,657

See end of statements of changes in net assets for footnotes.

See notes to financial statements.

278	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund[7]

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income (loss)	$ (392)	$ 962	$ 2,984	$ 662	$ 3,320	$ 4,092
Net realized gain (loss)	93,312	27,752	654	(13,879)	15,848	(64,328)
Net unrealized appreciation (depreciation)	(21,491)	110,658	(10,287)	19,066	38,411	56,976

Net increase (decrease) in net assets resulting from operations	71,429	139,372	(6,649)	5,849	57,579	(3,260)

Distributions paid to shareholders	(27,384)	(25,274)	(931)	(3,247)	(6,019)	(16,900)

Net capital share transactions	(11,898)	10,698	(654)	1,198	(34,883)	11,085

Total increase (decrease) in net assets	32,147	124,796	(8,234)	3,800	16,677	(9,075)
Net assets:
Beginning of year	564,446	439,650	169,569	165,769	356,360	365,435

End of year	$596,593	$564,446	$161,335	$169,569	$373,037	$356,360

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund

	Year ended December 31,		Year ended December 31,
	2021	2020	2021	2020

Operations:
Net investment income (loss)	$ 23,938	$ 27,259	$ 29,121	$ 30,915
Net realized gain (loss)	49,377	38,669	133,738	(41,687)
Net unrealized appreciation (depreciation)	292,194	145,694	169,648	161,153

Net increase (decrease) in net assets resulting from operations	365,509	211,622	332,507	150,381

Distributions paid to shareholders	(68,168)	(160,767)	(38,227)	(146,678)

Net capital share transactions	(64,385)	114,037	(254,031)	(57,436)

Total increase (decrease) in net assets	232,956	164,892	40,249	(53,733)
Net assets:
Beginning of year	2,434,616	2,269,724	2,778,771	2,832,504

End of year	$2,667,572	$2,434,616	$2,819,020	$2,778,771

[1]	Formerly Blue Chip Income and Growth Fund.
[2]	Formerly Global Growth and Income Fund.
[3]	Formerly Bond Fund.
[4]	Formerly High-Income Bond Fund.
[5]	Amount less than one thousand.
[6]	Formerly U.S. Government/AAA-Rated Securities Fund.
[7]	Formerly Managed Risk Blue Chip Income and Growth Fund.

See notes to financial statements.

American Funds Insurance Series	279

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds (“the funds”), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments – primarily exchange-traded options and futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund – To provide long-term growth of capital.

Global Small Capitalization Fund – To provide long-term growth of capital.

Growth Fund – To provide growth of capital.

International Fund – To provide long-term growth of capital.

New World Fund – To provide long-term capital appreciation.

Washington Mutual Investors Fund (formerly Blue Chip Income and Growth Fund) – To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund (formerly Global Growth and Income Fund) – To provide long-term growth of capital while providing current income.

Growth-Income Fund – To achieve long-term growth of capital and income.

International Growth and Income Fund – To provide long-term growth of capital while providing current income.

Capital Income Builder – The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund – To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Global Balanced Fund – Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America (formerly Bond Fund) – To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund – To provide, over the long term, a high level of total return consistent with prudent investment management.

280	American Funds Insurance Series

American High-Income Trust (formerly High-Income Bond Fund) – The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

American Funds Mortgage Fund – To provide current income and preservation of capital.

Ultra-Short Bond Fund – To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund (formerly U.S. Government/AAA-Rated Securities Fund) – To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund – To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund – To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund (formerly Managed Risk Blue Chip Income and Growth Fund) – To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund – To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund – To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash – Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses – The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

American Funds Insurance Series	281

Class allocations – Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders – Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs – The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

282	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds“), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications – The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2021 (dollars in thousands):

American Funds Insurance Series	283

Global Growth Fund

At December 31, 2021, all of the fund’s investment securities were classified as Level 1.

Global Small Capitalization Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$1,060,561	$ 53,874	$ 1,493	$1,115,928
Consumer discretionary	724,029	–	–	724,029
Industrials	715,007	–	–	715,007
Health care	617,996	–	–	617,996
Financials	385,682	58,213	–	443,895
Consumer staples	119,178	–	–	119,178
Materials	102,192	–	–	102,192
Communication services	75,947	–	–	75,947
Real estate	65,682	–	–	65,682
Utilities	54,159	–	–	54,159
Energy	19,146	–	14,064	33,210
Preferred securities	11,043	–	29,406	40,449
Rights & warrants	–	18,841	–	18,841
Short-term securities	271,861	254,980	–	526,841
Total	$4,222,483	$385,908	$44,963	$4,653,354

Growth Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$10,813,380	$–	$ 6,798	$10,820,178
Consumer discretionary	9,054,755	–	–	9,054,755
Communication services	8,927,566	–	–	8,927,566
Health care	5,015,771	–	44,928	5,060,699
Industrials	3,266,333	–	–	3,266,333
Financials	3,027,578	–	–	3,027,578
Consumer staples	1,217,065	–	–	1,217,065
Materials	989,725	–	–	989,725
Energy	932,095	–	–	932,095
Utilities	342,585	–	–	342,585
Real estate	80,335	–	–	80,335
Preferred securities	31,804	–	43,313	75,117
Convertible bonds & notes	–	–	32,231	32,231
Short-term securities	1,653,472	–	–	1,653,472
Total	$45,352,464	$–	$127,270	$45,479,734

284	American Funds Insurance Series

International Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$1,611,083	$ –	$ –	$1,611,083
Industrials	1,181,120	–	–	1,181,120
Information technology	1,167,092	–	8,212	1,175,304
Health care	991,663	–	–	991,663
Consumer discretionary	964,114	18,207	–	982,321
Energy	715,272	–	–	715,272
Materials	634,285	–	–	634,285
Communication services	495,628	–	–	495,628
Consumer staples	335,577	–	–	335,577
Utilities	226,773	–	–	226,773
Real estate	43,473	–	–	43,473
Preferred securities	44,145	–	751	44,896
Rights & warrants	–	20,005	–	20,005
Short-term securities	1,050,006	–	–	1,050,006
Total	$9,460,231	$38,212	$8,963	$9,507,406

New World Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$ 896,592	$ –	$ 656	$ 897,248
Health care	549,516	–	–	549,516
Consumer discretionary	540,989	5,905	–	546,894
Financials	531,824	8,109	–	539,933
Communication services	361,561	–	–	361,561
Industrials	346,875	–	–	346,875
Materials	339,873	–	–	339,873
Consumer staples	237,236	–	–	237,236
Energy	142,678	–	–	142,678
Utilities	68,710	–	–	68,710
Real estate	62,178	–	–	62,178
Preferred securities	29,309	–	11,948	41,257
Rights & warrants	116	832	–	948
Bonds, notes & other debt instruments	–	114,239	–	114,239
Short-term securities	225,836	–	–	225,836
Total	$4,333,293	$129,085	$12,604	$4,474,982

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 139	$ –	$–	$ 139
Liabilities:
Unrealized depreciation on futures contracts	(175)	–	–	(175)
Unrealized depreciation on open forward currency contracts	–	(20)	–	(20)
Total	$ (36)	$(20)	$–	$ (56)

*Futures contracts and forward currency contracts are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

At December 31, 2021, all of the fund’s investment securities were classified as Level 1.

American Funds Insurance Series	285

Capital World Growth and Income Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$ 479,308	$ –	$–	$ 479,308
Financials	349,790	–	–	349,790
Health care	286,795	–	–	286,795
Consumer discretionary	262,978	1,044	–	264,022
Industrials	214,884	–	–	214,884
Communication services	196,875	–	–	196,875
Consumer staples	168,697	–	–	168,697
Materials	117,290	–	–	117,290
Energy	79,671	–	–	79,671
Utilities	67,102	–	–	67,102
Real estate	48,568	–	–	48,568
Preferred securities	17,782	–	–	17,782
Convertible stocks	3,250	941	–	4,191
Convertible bonds & notes	–	3,844	–	3,844
Bonds, notes & other debt instruments	–	5,618	–	5,618
Short-term securities	13,613	60,796	–	74,409
Total	$2,306,603	$72,243	$–	$2,378,846

Growth-Income Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$10,284,052	$ –	$–	$10,284,052
Communication services	6,345,494	–	–	6,345,494
Health care	4,971,737	–	–	4,971,737
Consumer discretionary	4,445,395	18,805	–	4,464,200
Industrials	4,418,646	–	–	4,418,646
Financials	4,021,335	–	–	4,021,335
Materials	1,903,881	–	–	1,903,881
Consumer staples	1,370,917	–	–	1,370,917
Energy	1,349,607	–	–	1,349,607
Utilities	1,058,152	–	–	1,058,152
Real estate	988,294	–	–	988,294
Convertible stocks	577,437	–	–	577,437
Bonds, notes & other debt instruments	–	6,910	–	6,910
Short-term securities	1,304,218	–	–	1,304,218
Total	$43,039,165	$25,715	$–	$43,064,880

International Growth and Income Fund

At December 31, 2021, all of the fund’s investment securities were classified as Level 1.

286	American Funds Insurance Series

Capital Income Builder

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$184,960	$ –	$–	$ 184,960
Information technology	123,815	–	–	123,815
Consumer staples	107,093	–	–	107,093
Health care	89,480	–	–	89,480
Real estate	85,366	–	–	85,366
Utilities	74,549	–	–	74,549
Energy	55,574	–	–	55,574
Industrials	52,004	–	–	52,004
Materials	43,636	–	–	43,636
Communication services	43,081	–	–	43,081
Consumer discretionary	34,767	–	–	34,767
Preferred securities	1,944	–	–	1,944
Rights & warrants	8	–	–	8
Convertible stocks	13,585	–	–	13,585
Investment funds	30,304	–	–	30,304
Convertible bonds & notes	–	501	–	501
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	106,443	–	106,443
Mortgage-backed obligations	–	35,805	–	35,805
Corporate bonds, notes & loans	–	22,051	–	22,051
Asset-backed obligations	–	6,380	–	6,380
Bonds & notes of governments & government agencies outside the U.S.	–	863	–	863
Municipals	–	275	–	275
Short-term securities	47,057	–	–	47,057
Total	$987,223	$172,318	$–	$1,159,541

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$324	$ –	$–	$ 324
Unrealized appreciation on open forward currency contracts	–	2	–	2
Unrealized appreciation on centrally cleared interest rate swaps	–	1,451	–	1,451
Liabilities:
Unrealized depreciation on futures contracts	(92)	–	–	(92)
Unrealized depreciation on credit default swaps	–	(14)	–	(14)
Total	$232	$1,439	$–	$1,671

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	287

Asset Allocation Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$ 5,274,022	$ –	$ –	$ 5,274,022
Financials	3,603,788	–	1,375	3,605,163
Health care	2,788,763	–	19,887	2,808,650
Consumer discretionary	2,632,781	–	–	2,632,781
Communication services	2,075,431	–	–	2,075,431
Consumer staples	1,766,139	–	–	1,766,139
Industrials	1,332,133	–	12,007	1,344,140
Materials	1,063,067	–	–	1,063,067
Real estate	689,076	–	–	689,076
Energy	548,971	1,388	–	550,359
Utilities	260,904	–	–	260,904
Preferred securities	–	–	317	317
Rights & warrants	48	–	– *	48
Convertible stocks	–	–	50,000	50,000
Investment funds	1,617,261	–	–	1,617,261
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	2,467,556	–	2,467,556
Corporate bonds, notes & loans	–	1,979,208	9,723	1,988,931
Mortgage-backed obligations	–	1,433,795	–	1,433,795
Asset-backed obligations	–	396,057	–	396,057
Municipals	–	36,665	–	36,665
Federal agency bonds & notes	–	35,972	–	35,972
Bonds & notes of governments & government agencies outside the U.S.	–	34,901	–	34,901
Short-term securities	1,435,438	–	–	1,435,438
Total	$25,087,822	$6,385,542	$93,309	$31,566,673

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 970	$ –	$–	$ 970
Liabilities:
Unrealized depreciation on futures contracts	(15,206)	–	–	(15,206)
Unrealized depreciation on credit default swaps	–	(48)	–	(48)
Total	$(14,236)	$(48)	$–	$(14,284)

*Amount less than one thousand.

†Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

288	American Funds Insurance Series

Global Balanced Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$ 70,606	$ –	$–	$ 70,606
Health care	46,185	–	–	46,185
Consumer discretionary	37,860	–	–	37,860
Financials	33,972	–	–	33,972
Consumer staples	32,932	–	–	32,932
Industrials	24,166	–	–	24,166
Materials	12,528	–	–	12,528
Communication services	10,646	–	–	10,646
Energy	10,300	–	–	10,300
Real estate	10,269	–	–	10,269
Utilities	4,931	–	–	4,931
Preferred securities	1,446	–	–	1,446
Convertible stocks	1,373	–	–	1,373
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	–	59,692	–	59,692
U.S. Treasury bonds & notes	–	50,826	–	50,826
Corporate bonds, notes & loans	–	20,534	–	20,534
Mortgage-backed obligations	–	4,344	–	4,344
Municipals	–	183	–	183
Asset-backed obligations	–	76	–	76
Short-term securities	1,127	33,664	–	34,791
Total	$298,341	$169,319	$–	$467,660

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$129	$ –	$–	$ 129
Unrealized appreciation on open forward currency contracts	–	57	–	57
Unrealized appreciation on centrally cleared interest rate swaps	–	61	–	61
Liabilities:
Unrealized depreciation on futures contracts	(48)	–	–	(48)
Unrealized depreciation on open forward currency contracts	–	(246)	–	(246)
Unrealized depreciation on centrally cleared interest rate swaps	–	(298)	–	(298)
Unrealized depreciation on credit default swaps	–	(2)	–	(2)
Total	$ 81	$(428)	$–	$(347)

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

The Bond Fund of America

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$ –	$ 5,814,588	$–	$ 5,814,588
Corporate bonds, notes & loans	–	4,332,302	–	4,332,302
Mortgage-backed obligations	–	1,738,723	–	1,738,723
Asset-backed obligations	–	549,393	–	549,393
Municipals	–	214,640	–	214,640
Bonds & notes of governments & government agencies outside the U.S.	–	144,725	–	144,725
Federal agency bonds & notes	–	12,363	–	12,363
Short-term securities	1,311,257	–	–	1,311,257
Total	$1,311,257	$12,806,734	$–	$14,117,991

American Funds Insurance Series	289

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 13,747	$ –	$–	$ 13,747
Unrealized appreciation on open forward currency contracts	–	256	–	256
Unrealized appreciation on centrally cleared interest rate swaps	–	317	–	317
Unrealized appreciation on credit default swaps	–	74	–	74
Liabilities:
Unrealized depreciation on futures contracts	(13,724)	–	–	(13,724)
Unrealized depreciation on open forward currency contracts	–	(611)	–	(611)
Unrealized depreciation on centrally cleared interest rate swaps	–	(11,302)	–	(11,302)
Total	$ 23	$(11,266)	$–	$(11,243)

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Capital World Bond Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Bonds, notes & other debt instruments:
Euros	$ –	$ 337,509	$ –		$ 337,509
Chinese yuan renminbi	–	182,032	–		182,032
Japanese yen	–	178,537	–		178,537
British pounds	–	80,171	–		80,171
Danish kroner	–	63,501	–		63,501
Canadian dollars	–	51,818	–		51,818
Mexican pesos	–	38,174	–		38,174
Russian rubles	–	35,006	–		35,006
Malaysian ringgits	–	31,731	–		31,731
Australian dollars	–	21,812	–		21,812
Indonesian rupiah	–	15,357	–		15,357
Colombian pesos	–	14,717	–		14,717
Brazilian reais	–	9,535	–		9,535
South Korean won	–	8,710	–		8,710
Czech korunas	–	8,035	–		8,035
Polish zloty	–	6,326	–		6,326
Peruvian nuevos soles	–	5,458	–		5,458
Norwegian kroner	–	5,200	–		5,200
Indian rupees	–	5,066	–		5,066
Ukrainian hryvnia	–	5,031	–		5,031
Chilean pesos	–	3,775	–		3,775
South African rand	–	2,070	–		2,070
Romanian leu	–	1,156	–		1,156
U.S. dollars	–	826,311	551		826,862
Preferred securities	–	–	34		34
Common stocks	426	204	1,322		1,952
Rights & warrants	6	–	–	*	6
Short-term securities	144,080	24,114	–		168,194
Total	$144,512	$1,961,356	$1,907		$2,107,775

See end of tables for footnotes.

290	American Funds Insurance Series

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 1,817	$ –	$–	$ 1,817
Unrealized appreciation on open forward currency contracts	–	4,439	–	4,439
Unrealized appreciation on centrally cleared interest rate swaps	–	1,021	–	1,021
Unrealized appreciation on credit default swaps	–	10	–	10
Liabilities:
Unrealized depreciation on futures contracts	(1,993)	–	–	(1,993)
Unrealized depreciation on open forward currency contracts	–	(3,957)	–	(3,957)
Unrealized depreciation on centrally cleared interest rate swaps	–	(4,877)	–	(4,877)
Unrealized depreciation on credit default swaps	–	(92)	–	(92)
Total	$ (176)	$(3,456)	$–	$(3,632)

*Amount less than one thousand.

†Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American High-Income Trust

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$–	$949,480	$8,399	$957,879
Asset-backed obligations	–	292	–	292
Convertible bonds & notes	–	602	76	678
Convertible stocks	387	430	–	817
Common stocks	19,400	5,476	31,217	56,093
Preferred securities	–	2,264	719	2,983
Rights & warrants	850	801	–	1,651
Short-term securities	17,238	–	–	17,238
Total	$37,875	$959,345	$40,411	$1,037,631

	Other investments[1]

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on credit default swaps	$–	$10	$–	$10
Liabilities:
Unrealized depreciation on futures contracts	(211)	–	–	(211)
Unrealized depreciation on credit default swaps	–	(4)	–	(4)
Total	$(211)	$6	$–	$(205)

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2021 (dollars in thousands):

	Beginning value at 1/1/2021	Transfers into Level 3	[2]	Purchases	Sales	Net realized loss	[3]	Unrealized appreciation	[3]	Transfers out of Level 3	[2]	Ending value at 12/31/2021
Investment securities	$28,783	$1,848		$11,864	$(9,677)	$(6,949)		$15,170			$(628)	$40,411

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2021												$ (261)

[2]

Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

[3]	Net realized loss and unrealized appreciation are included in the related amounts on investments in the fund’s statement of operations.

American Funds Insurance Series	291

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2021	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
			Expected proceeds	N/A	N/A	N/A
Bonds, notes & other		Estimated recovery	Vendor price	N/A	N/A	N/A
debt instruments	$ 8,399	value	Par value	N/A	N/A	N/A
			Call price	N/A	N/A	N/A
		Yield analysis	YTM risk premium	104 - 200 bps	169 bps	Decrease
Convertible bonds &
notes	76	Transaction price	N/A	N/A	N/A	N/A
			Exchange terms	N/A	N/A	N/A
			Risk discount	90%	90%	Decrease
		Estimated recovery	Par value	N/A	N/A	N/A
		value	Adjustment based on market decline	20%	20%	Decrease
			Expected proceeds	N/A	N/A	N/A
Common stocks	31,217		EV/EBITDA multiple	4.1x	4.1x	Increase
			Discount to EV/EBITDA multiple	50%	50%	Decrease
		Market comparable	EV/EBITDA less CapEx multiple	12.5x	12.5x	Increase
		companies	Discount to EV/EBITDA less CapEx multiple	18%	18%	Decrease
			Discount for uncertainty	5%	5%	Decrease
			DLOM	20% - 21%	20.25%	Decrease
			EV/EBITDA multiple	4.9x	4.9x	Increase
Preferred securities	719	Market comparable	Discount to EV/EBITDA multiple	29%	29%	Decrease
		companies	DLOM	30%	30%	Decrease
Total	$40,411

*	Weighted average is by relative fair value.
†

This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

YTM = Yield to maturity

292	American Funds Insurance Series

American Funds Mortgage Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$–	$177,959	$–	$177,959
U.S. Treasury bonds & notes	–	68,384	–	68,384
Asset-backed obligations	–	12,449	–	12,449
Bonds & notes of governments & government agencies outside the U.S.	–	746	–	746
Federal agency bonds & notes	–	283	–	283
Corporate bonds, notes & loans	–	249	–	249
Short-term securities	–	175,976	–	175,976
Total	$–	$436,046	$–	$436,046

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 113	$ –	$–	$ 113
Unrealized appreciation on centrally cleared interest rate swaps	–	2,375	–	2,375
Liabilities:
Unrealized depreciation on futures contracts	(109)	–	–	(109)
Total	$ 4	$2,375	$–	$2,379

*Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

At December 31, 2021, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$–	$1,087,940	$–	$1,087,940
Federal agency bonds & notes	–	275,982	–	275,982
Mortgage-backed obligations	–	241,199	–	241,199
Short-term securities	–	575,846	–	575,846
Total	$–	$2,180,967	$–	$2,180,967

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 4,310	$ –	$–	$ 4,310
Unrealized appreciation on centrally cleared interest rate swaps	–	23,753	–	23,753
Liabilities:
Unrealized depreciation on futures contracts	(3,701)	–	–	(3,701)
Unrealized depreciation on centrally cleared interest rate swaps	–	(7,660)	–	(7,660)
Total	$ 609	$16,093	$–	$16,702

*Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

At December 31, 2021, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2021, all of the fund’s investments were classified as Level 1.

American Funds Insurance Series	293

Managed Risk Washington Mutual Investors Fund

At December 31, 2021, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2021, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2021, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks – The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks – The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks – Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies – Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

294	American Funds Insurance Series

Investing outside the U.S. – Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets – Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to a fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments – The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

American Funds Insurance Series	295

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments – Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Currency – The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Currency transactions – In addition to the risks generally associated with investing in derivative instruments, the use of forward currency contracts involves the risk that currency movements will not be accurately predicted by the investment adviser, which could result in losses to a fund. While entering into forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Additionally, the adviser may use forward currency contracts to increase exposure to a certain currency or to shift exposure to currency fluctuations from one country to another. Forward currency contracts may expose a fund to potential gains and losses in excess of the initial amount invested.

Investing in mortgage-related and other asset-backed securities – Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts – A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

296	American Funds Insurance Series

Investing in inflation-linked bonds – The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government – Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements – Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk – The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support – Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation – A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk – As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk – Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

American Funds Insurance Series	297

Management – The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure – The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Management – The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks – Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts – In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging – There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

298	American Funds Insurance Series

Short positions – The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending – Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received

Funds	Value of securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Growth Fund	$ 4,822	$ 4,283	$ 1,028	$ 3,855
Global Small Capitalization Fund	85,086	76,415	13,589	68,774
Growth Fund	47,077	48,094	–	43,285
International Fund	77,301	80,676	–	72,608
New World Fund	13,375	10,080	3,844	9,072
Washington Mutual Investors Fund	89,518	21,965	69,824	19,769
Capital World Growth and Income Fund	2,444	693	1,903	624
Growth-Income Fund	91,976	92,730	1,091	83,457
International Growth and Income Fund	53	–	83	–
Capital Income Builder	6,084	4,628	1,639	4,165
Asset Allocation Fund	19,643	20,115	–	18,104

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds – Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

American Funds Insurance Series	299

Mortgage dollar rolls – Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions – Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities – The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments – Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2021, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $3,349,000, $28,000 and $263,000, respectively, which would represent 0.01%, less than 0.01% and less than 0.01%, respectively, of the net assets of each fund should such commitments become due. Unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $2,000, less than $1,000 and $1,000, respectively, which is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities and is included in net unrealized depreciation on investments in unaffiliated issuers in each fund’s statement of operations.

Options contracts – The managed risk funds have entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of their managed risk strategy, the funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the funds obtain the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the funds pay the current market price, or the option premium, for the option.

The funds may terminate their position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the funds will lose the entire premium. If the option is exercised, the funds complete the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The funds may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in each fund’s statement of operations.

Futures contracts – Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

300	American Funds Insurance Series

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts – Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap Contracts – Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps – Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

American Funds Insurance Series	301

Credit default swap indices – Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options contracts purchased	Futures contracts	Forward currency contracts	Interest rate swaps		Credit default swaps
New World Fund	Not applicable	$16,516	$ 3,352	Not applicable		Not applicable
Capital Income Builder	Not applicable	49,368	121	$ 33,408		$ 3,143
Asset Allocation Fund	Not applicable	2,337,536	Not applicable	53,834	*	164,515
Global Balanced Fund	Not applicable	41,862	25,526	18,289		2,659
The Bond Fund of America	Not applicable	4,598,971	190,802	442,745		90,199
Capital World Bond Fund	Not applicable	742,006	570,630	245,088		61,989
American High-Income Trust	Not applicable	71,113	Not applicable	Not applicable		34,157
American Funds Mortgage Fund	Not applicable	33,443	Not applicable	50,217		Not applicable
U.S. Government Securities Fund	Not applicable	2,025,976	Not applicable	1,348,044		Not applicable
Managed Risk Growth Fund	590,826	54,345	Not applicable	Not applicable		Not applicable
Managed Risk International Fund	140,070	43,618	Not applicable	Not applicable		Not applicable
Managed Risk Washington Mutual Investors Fund	410,827	25,404	Not applicable	Not applicable		Not applicable
Managed Risk Growth-Income Fund	5,489,892	143,240	Not applicable	Not applicable		Not applicable
Managed Risk Asset Allocation Fund	706,058	152,266	Not applicable	Not applicable		Not applicable

*No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

302	American Funds Insurance Series

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2021 (dollars in thousands):

International Fund

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized loss on forward currency contracts	$(86)	Net unrealized appreciation on forward currency contracts	$86

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$139	Unrealized depreciation[1]	$175

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	–	Unrealized depreciation on open forward currency contracts	20
			$139		$195

		Net realized gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$ 95	Net unrealized depreciation on futures contracts	$(26)

Forward currency	Currency	Net realized gain on forward currency contracts	228	Net unrealized appreciation on forward currency contracts	34
			$323		$ 8

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 324	Unrealized depreciation[1]	$ 92

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	2	Unrealized depreciation on open forward currency contracts	–

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	1,451	Unrealized depreciation[1]	–

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	–	Unrealized depreciation[1]	14
			$1,777		$106

See end of tables for footnotes.

American Funds Insurance Series	303

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(702)	Net unrealized appreciation on futures contracts	$ 282

Forward currency	Currency	Net realized loss on forward currency contracts	(20)	Net unrealized appreciation on forward currency contracts	24

Swap	Interest	Net realized gain on swap contracts	331	Net unrealized appreciation on swap contracts	882

Swap	Credit	Net realized gain on swap contracts	334	Net unrealized depreciation on swap contracts	(166)
			$ (57)		$1,022

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$970	Unrealized depreciation[1]	$15,206

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	–	Unrealized depreciation[1]	48
			$970		$15,254

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$ (990)	Net unrealized depreciation on futures contracts	$(13,464)

Swap	Interest	Net realized gain on swap contracts	1,750	Net unrealized depreciation on swap contracts	(796)

Swap	Credit	Net realized loss on swap contracts	(2,014)	Net unrealized depreciation on swap contracts	(48)
			$(1,254)		$(14,308)

Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$129	Unrealized depreciation[1]	$ 48

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	57	Unrealized depreciation on open forward currency contracts	246

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	61	Unrealized depreciation[1]	298

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	–	Unrealized depreciation[1]	2
			$247		$594

See end of tables for footnotes.

304	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$ 166	Net unrealized appreciation on futures contracts	$ 78

Forward currency	Currency	Net realized loss on forward currency contracts	(627)	Net unrealized depreciation on forward currency contracts	(187)

Swap	Interest	Net realized gain on swap contracts	98	Net unrealized depreciation on swap contracts	(258)

Swap	Credit	Net realized loss on swap contracts	(29)	Net unrealized depreciation on swap contracts	(2)
			$(392)		$(369)

The Bond Fund of America

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$13,747	Unrealized depreciation[1]	$13,724

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	256	Unrealized depreciation on open forward currency contracts	611

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	317	Unrealized depreciation[1]	11,302

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	74	Unrealized depreciation[1]	—
			$14,394		$25,637

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$29,652	Net unrealized depreciation on futures contracts	$(6,784)

Forward currency	Currency	Net realized gain on forward currency contracts	8,119	Net unrealized appreciation on forward currency contracts	2,252

Swap	Interest	Net realized loss on swap contracts	(18,971)	Net unrealized appreciation on swap contracts	14,076

Swap	Credit	Net realized loss on swap contracts	(165)	Net unrealized appreciation on swap contracts	74
			$18,635		$ 9,618

See end of tables for footnotes.

American Funds Insurance Series	305

Capital World Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$1,817	Unrealized depreciation[1]	$ 1,993

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	4,439	Unrealized depreciation on open forward currency contracts	3,957

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	1,021	Unrealized depreciation[1]	4,877

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	10	Unrealized depreciation[1]	92
			$7,287		$10,919

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$ (1,188)	Net unrealized depreciation on futures contracts	$ (329)

Forward currency	Currency	Net realized loss on forward currency contracts	(23,989)	Net unrealized appreciation on forward currency contracts	126

Swap	Interest	Net realized gain on swap contracts	1,239	Net unrealized depreciation on swap contracts	(3,792)

Swap	Credit	Net realized loss on swap contracts	(1,496)	Net unrealized appreciation on swap contracts	585
			$(25,434)		$(3,410)

American High-Income Trust

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ –	Unrealized depreciation[1]	$211

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	10	Unrealized depreciation[1]	4
			$10		$215

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$ 818	Net unrealized depreciation on futures contracts	$(192)

Swap	Credit	Net realized loss on swap contracts	(2,330)	Net unrealized appreciation on swap contracts	728
			$(1,512)		$ 536

See end of tables for footnotes.

306	American Funds Insurance Series

American Funds Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 113	Unrealized depreciation[1]	$109

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	2,375	Unrealized depreciation[1]	–
			$2,488		$109

		Net realized gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$638	Net unrealized depreciation on futures contracts	$ (29)

Swap	Interest	Net realized gain on swap contracts	242	Net unrealized appreciation on swap contracts	1,161
			$880		$1,132

U.S. Government Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 4,310	Unrealized depreciation[1]	$ 3,701

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	23,753	Unrealized depreciation[1]	7,660
			$28,063		$11,361

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$ (2,118)	Net unrealized appreciation on futures contracts	$ 649

Swap	Interest	Net realized gain on swap contracts	26,182	Net unrealized depreciation on swap contracts	(11,387)
			$24,064		$(10,738)

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$2,602	Investment securities from unaffiliated issuers[3]	$ –

Futures	Currency	Unrealized appreciation[1]	4	Unrealized depreciation[1]	28

Futures	Equity	Unrealized appreciation[1]	–	Unrealized depreciation[1]	1,216

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	99
			$2,606		$1,343

See end of tables for footnotes.

American Funds Insurance Series	307

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$ (2,843)	Net unrealized depreciation on investments in unaffiliated issuers	$(1,410)

Futures	Currency	Net realized gain on futures contracts	33	Net unrealized depreciation on futures contracts	(24)

Futures	Equity	Net realized loss on futures contracts	(16,517)	Net unrealized depreciation on futures contracts	(1,216)

Futures	Interest	Net realized loss on futures contracts	(1,636)	Net unrealized depreciation on futures contracts	(168)
			$(20,963)		$(2,818)

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$590	Investment securities from unaffiliated issuers[3]	$ –

Futures	Equity	Unrealized appreciation[1]	68	Unrealized depreciation[1]	381

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	70
			$658		$451

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$ (634)	Net unrealized depreciation on investments in unaffiliated issuers	$(557)

Futures	Currency	Net realized gain on futures contracts	130	Net unrealized depreciation on futures contracts	–

Futures	Equity	Net realized loss on futures contracts	(2,276)	Net unrealized depreciation on futures contracts	(313)

Futures	Interest	Net realized loss on futures contracts	(430)	Net unrealized depreciation on futures contracts	(91)
			$(3,210)		$(961)

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$1,778	Investment securities from unaffiliated issuers[3]	$ –

Futures	Currency	Unrealized appreciation[1]	–	Unrealized depreciation[1]	5

Futures	Equity	Unrealized appreciation[1]	–	Unrealized depreciation[1]	70

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	28
			$1,778		$103

See end of tables for footnotes.

308	American Funds Insurance Series

		Net realized loss		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$ (1,894)	Net unrealized depreciation on investments in unaffiliated issuers	$(1,031)

Futures	Currency	Net realized loss on futures contracts	(28)	Net unrealized depreciation on futures contracts	(5)

Futures	Equity	Net realized loss on futures contracts	(10,071)	Net unrealized depreciation on futures contracts	(70)

Futures	Interest	Net realized loss on futures contracts	(1,210)	Net unrealized depreciation on futures contracts	(66)
			$(13,203)		$(1,172)

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$14,711	Investment securities from unaffiliated issuers[3]	$ –

Futures	Currency	Unrealized appreciation[1]	–	Unrealized depreciation[1]	9

Futures	Equity	Unrealized appreciation[1]	–	Unrealized depreciation[1]	618

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	61
			$14,711		$688

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(82,892)	Net unrealized appreciation on investments in unaffiliated issuers	$13,665

Futures	Currency	Net realized gain on futures contracts	46	Net unrealized depreciation on futures contracts	(9)

Futures	Equity	Net realized gain on futures contracts	4,310	Net unrealized depreciation on futures contracts	(3,255)

Futures	Interest	Net realized loss on futures contracts	(5,158)	Net unrealized depreciation on futures contracts	(402)
			$(83,694)		$ 9,999

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$3,532	Investment securities from unaffiliated issuers[3]	$ –

Futures	Currency	Unrealized appreciation[1]	1	Unrealized depreciation[1]	10

Futures	Equity	Unrealized appreciation[1]	–	Unrealized depreciation[1]	125

Futures	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	107
			$3,533		$242

See end of tables for footnotes.

American Funds Insurance Series	309

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$ (3,106)	Net unrealized depreciation on investments in unaffiliated issuers	$(1,900)

Futures	Currency	Net realized gain on futures contracts	159	Net unrealized depreciation on futures contracts	(9)

Futures	Equity	Net realized loss on futures contracts	(25,320)	Net unrealized depreciation on futures contracts	(125)

Futures	Interest	Net realized loss on futures contracts	(4,405)	Net unrealized depreciation on futures contracts	(465)
			$(36,672)		$(2,499)

[1]

Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.

[2]	Amount less than one thousand.
[3]	Includes options purchased as reported in the fund’s investment portfolio.

Collateral – Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, centrally cleared interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

310	American Funds Insurance Series

Rights of offset – Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2021, if close-out netting was exercised (dollars in thousands):

New World Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Liabilities:
Morgan Stanley	$20	$–	$–	$–	$20

Capital Income Builder

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
JPMorgan Chase	$2	$–	$–	$–	$2

Global Balanced Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Barclays Bank PLC	$ 1	$ –	$–	$–	$ 1
Citibank	12	(12)	–	–	–
Goldman Sachs	21	(21)	–	–	–
HSBC Bank	3	(3)	–	–	–
Morgan Stanley	12	(12)	–	–	–
Standard Chartered Bank	8	(8)	–	–	–

Total	$ 57	$(56)	$–	$–	$ 1

Liabilities:
Bank of America	$ 4	$ –	$–	$–	$ 4
Bank of New York Mellon	34	–	–	–	34
Citibank	59	(12)	–	–	47
Goldman Sachs	61	(21)	–	–	40
HSBC Bank	33	(3)	–	–	30
JPMorgan Chase	14	–	–	–	14
Morgan Stanley	18	(12)	–	–	6
Standard Chartered Bank	13	(8)	–	–	5
UBS AG	10	–	–	–	10

Total	$246	$(56)	$–	$–	$190

See end of tables for footnote.

American Funds Insurance Series	311

The Bond Fund of America
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Bank of New York Mellon	$ 86	$ –	$ –	$–	$ 86
Citibank	162	(88)	–	–	74
Morgan Stanley	8	(8)	–	–	–

Total	$256	$(96)	$ –	$–	$160

Liabilities:
Citibank	$ 88	$(88)	$ –	$–	$ –
JPMorgan Chase	284	–	–	–	284
Morgan Stanley	163	(8)	–	–	155
UBS AG	76	–	(25)	–	51

Total	$611	$(96)	$(25)	$–	$490

Capital World Bond Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Bank of America	$ 94	$ (40)	$ –	$ –	$ 54
Barclays Bank PLC	20	–	–	–	20
BNP Paribas	5	(5)	–	–	–
Citibank	3,068	(1,275)	–	(1,781)	12
Goldman Sachs	479	(347)	–	–	132
HSBC Bank	38	(5)	–	–	33
JPMorgan Chase	666	(545)	–	(50)	71
Morgan Stanley	66	(66)	–	–	–
UBS AG	3	(3)	–	–	–

Total	$4,439	$(2,286)	$ –	$(1,831)	$322

Liabilities:
Bank of America	$ 40	$ (40)	$ –	$ –	$ –
Bank of New York Mellon	190	–	–	–	190
BNP Paribas	40	(5)	–	–	35
Citibank	1,275	(1,275)	–	–	–
Goldman Sachs	347	(347)	–	–	–
HSBC Bank	5	(5)	–	–	–
JPMorgan Chase	545	(545)	–	–	–
Morgan Stanley	1,052	(66)	(952)	–	34
Standard Chartered Bank	322	–	–	–	322
UBS AG	141	(3)	–	–	138

Total	$3,957	$(2,286)	$(952)	$ –	$719

*Collateral is shown on a settlement basis.

312	American Funds Insurance Series

6. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2021, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation – Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2021, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Interest
Global Growth Fund	$11,398	$3,241
Global Small Capitalization Fund	145	–
Growth Fund	394	76
International Fund	22,708	5,821
New World Fund	1,778	454
Capital World Growth and Income Fund	5,436	1,535
Growth-Income Fund	9,219	1,714
International Growth and Income Fund	2,557	332
Asset Allocation Fund	1,935	285

The reclaims and interest are included in dividend income and interest income, respectively, in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

American Funds Insurance Series	313

Additional tax basis disclosures for each fund as of December 31, 2021, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund

Undistributed ordinary income	$ 35,090	$ 155,910	$ 575,141	$ 91,536	$ 79,588	$ 436,702
Undistributed long-term capital gains	815,909	935,195	4,457,096	955,085	247,561	1,827,154
Capital loss carryforward utilized	–	–	–	136,440	–	63,496

Gross unrealized appreciation on investments	5,085,913	1,808,660	24,730,869	2,617,683	1,605,994	3,055,222
Gross unrealized depreciation on investments	(270,913)	(162,301)	(626,372)	(400,787)	(126,281)	(147,888)
Net unrealized appreciation on investments	4,815,000	1,646,359	24,104,497	2,216,896	1,479,713	2,907,334

Cost of investments	4,783,148	3,006,995	21,375,237	7,290,510	2,995,213	8,579,588

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	–	(1)	–	–	–	(3)

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund

Undistributed ordinary income	$ 66,586	$ 578,031	$ 753	$ 7,363	$ 333,342	$ 282
Late year ordinary loss deferral*	–	–	–	–	–	(110)
Undistributed long-term capital gains	354,484	2,984,322	145,163	–	2,509,013	1,947
Capital loss carryforward†	–	–	–	(20,560)	–	–
Capital loss carryforward utilized	–	–	76,870	42,385	–	–

Gross unrealized appreciation on investments	673,004	19,796,736	48,613	245,885	10,046,493	124,598
Gross unrealized depreciation on investments	(67,109)	(418,359)	(5,435)	(10,783)	(345,123)	(6,843)
Net unrealized appreciation on investments	605,895	19,378,377	43,178	235,102	9,701,370	117,755

Cost of investments	1,772,951	23,686,503	331,959	925,824	21,852,966	349,627

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(113)	2	156,806	(1)	(2)	(1)

See end of tables for footnote.

314	American Funds Insurance Series

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund

Undistributed ordinary income	$ 95,270	$ 4,353	$ 9,517	$ 499	$ –	$ 7,641
Undistributed long-term capital gains	97,219	26,459	–	–	–	–
Capital loss carryforward†	–	–	(247,812)	(496)	(1)	(14,302)

Gross unrealized appreciation on investments	363,416	62,753	60,485	4,831	6	57,102
Gross unrealized depreciation on investments	(111,177)	(62,330)	(31,726)	(1,732)	(4)	(23,294)
Net unrealized appreciation on investments	252,239	423	28,759	3,099	2	33,808

Cost of investments	13,856,209	2,105,009	1,009,428	435,288	325,639	2,163,861

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(1)	–	(1)	–	(1,885)	–

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Undistributed ordinary income	$ 1,846	$ 3,367	$ 3,923	$ 23,113	$ 34,460
Undistributed long-term capital gains	83,454	–	–	50,937	87,163
Capital loss carryforward†	–	(12,234)	(23,718)	–	–
Capital loss carryforward utilized	–	–	–	–	31,551

Gross unrealized appreciation on investments	142,849	26,107	105,174	664,064	578,194
Gross unrealized depreciation on investments	(6,293)	(10,794)	(35,295)	(60,340)	(19,230)
Net unrealized appreciation on investments	136,556	15,313	69,879	603,724	558,964

Cost of investments	455,132	143,847	302,956	2,059,041	2,259,764

*	This deferral is considered incurred in the subsequent year.
†

Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$23,870	$193,074	$216,944	$16,383	$ 73,033	$ 89,416
Class 1A	55	645	700	29	205	234
Class 2	15,210	221,402	236,612	13,463	109,286	122,749
Class 4	1,339	30,748	32,087	653	11,537	12,190

Total	$40,474	$445,869	$486,343	$30,528	$194,061	$224,589

American Funds Insurance Series	315

Global Small Capitalization Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$–	$ 55,655	$ 55,655	$ 5,414	$120,074	$125,488
Class 1A	–	39	39	2	42	44
Class 2	–	60,246	60,246	5,373	140,495	145,868
Class 4	–	7,215	7,215	408	12,682	13,090

Total	$–	$123,155	$123,155	$11,197	$273,293	$284,490

Growth Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$181,380	$2,073,422	$2,254,802	$ 68,600	$285,315	$353,915
Class 1A	701	9,031	9,732	141	547	688
Class 2	167,439	2,610,409	2,777,848	53,722	404,657	458,379
Class 3	2,435	35,107	37,542	860	5,433	6,293
Class 4	17,483	340,551	358,034	3,629	42,241	45,870

Total	$369,438	$5,068,520	$5,437,958	$126,952	$738,193	$865,145

International Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$131,730	$–	$131,730	$44,223	$–	$44,223
Class 1A	281	–	281	56	–	56
Class 2	105,815	–	105,815	25,688	–	25,688
Class 3	545	–	545	157	–	157
Class 4	10,725	–	10,725	1,591	–	1,591

Total	$249,096	$–	$249,096	$71,715	$–	$71,715

New World Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$26,785	$78,257	$105,042	$16,847	$ 8,752	$25,599
Class 1A	77	273	350	48	26	74
Class 2	9,450	36,498	45,948	6,570	4,233	10,803
Class 4	5,794	28,566	34,360	4,454	3,019	7,473

Total	$42,106	$143,594	$185,700	$27,919	$16,030	$43,949

316	American Funds Insurance Series

Washington Mutual Investors Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$104,666	$–	$104,666	$100,756	$ 61,517	$162,273
Class 1A	2,211	–	2,211	350	134	484
Class 2	46,652	–	46,652	48,936	34,662	83,598
Class 4	12,620	–	12,620	10,866	7,992	18,858

Total	$166,149	$–	$166,149	$160,908	$104,305	$265,213

Capital World Growth and Income Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$14,543	$16,997	$31,540	$ 8,987	$15,679	$24,666
Class 1A	99	67	166	28	53	81
Class 2	20,948	29,988	50,936	15,537	32,112	47,649
Class 4	3,094	4,436	7,530	1,576	3,612	5,188

Total	$38,684	$51,488	$90,172	$26,128	$51,456	$77,584

Growth-Income Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$328,564	$239,575	$568,139	$381,174	$482,142	$ 863,316
Class 1A	308	185	493	211	265	476
Class 2	164,258	145,765	310,023	207,651	305,445	513,096
Class 3	1,864	1,578	3,442	2,378	3,413	5,791
Class 4	16,599	16,418	33,017	17,727	29,072	46,799

Total	$511,593	$403,521	$915,114	$609,141	$820,337	$1,429,478

International Growth and Income Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 4,585	$–	$ 4,585	$17,264	$–	$17,264
Class 1A	140	–	140	38	–	38
Class 2	6,218	–	6,218	2,910	–	2,910
Class 4	3,589	–	3,589	1,255	–	1,255

Total	$14,532	$–	$14,532	$21,467	$–	$21,467

Capital Income Builder

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$16,222	$–	$16,222	$17,286	$–	$17,286
Class 1A	218	–	218	161	–	161
Class 2	315	–	315	181	–	181
Class 4	13,009	–	13,009	11,369	–	11,369

Total	$29,764	$–	$29,764	$28,997	$–	$28,997

American Funds Insurance Series	317

Asset Allocation Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$424,814	$579,353	$1,004,167	$333,238	$ 79,610	$412,848
Class 1A	423	457	880	213	51	264
Class 2	108,045	154,751	262,796	80,906	22,747	103,653
Class 3	717	976	1,693	520	141	661
Class 4	107,752	164,028	271,780	67,789	21,221	89,010

Total	$641,751	$899,565	$1,541,316	$482,666	$123,770	$606,436

Global Balanced Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$1,680	$ 6,058	$ 7,738	$1,746	$ 5,085	$ 6,831
Class 1A	45	189	234	29	99	128
Class 2	2,431	10,638	13,069	2,128	7,631	9,759
Class 4	1,305	6,901	8,206	844	3,811	4,655

Total	$5,461	$23,786	$29,247	$4,747	$16,626	$21,373

The Bond Fund of America

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$301,454	$133,858	$435,312	$185,412	$25,238	$210,650
Class 1A	408	193	601	224	31	255
Class 2	138,464	69,578	208,042	96,166	14,478	110,644
Class 4	28,710	14,777	43,487	15,659	2,303	17,962

Total	$469,036	$218,406	$687,442	$297,461	$42,050	$339,511

Capital World Bond Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$34,401	$10,279	$44,680	$30,575	$4,335	$34,910
Class 1A	34	7	41	16	3	19
Class 2	33,715	10,855	44,570	24,602	3,871	28,473
Class 4	1,845	612	2,457	1,252	206	1,458

Total	$69,995	$21,753	$91,748	$56,445	$8,415	$64,860

318	American Funds Insurance Series

American High-Income Trust

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$11,054	$–	$11,054	$10,071		$–	$10,071
Class 1A	59	–	59	78		–	78
Class 2	28,636	–	28,636	54,086		–	54,086
Class 3	429	–	429	799		–	799
Class 4	3,238	–	3,238	4,806		–	4,806

Total	$43,416	$–	$43,416	$69,840		$–	$69,840

American Funds Mortgage Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$6,294	$3,087	$ 9,381	$3,288		$263	$3,551
Class 1A	39	18	57	13		1	14
Class 2	1,448	784	2,232	722		75	797
Class 4	936	551	1,487	406		52	458

Total	$8,717	$4,440	$13,157	$4,429		$391	$4,820

Ultra-Short Bond Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$–	$–	$–	$104		$–	$104
Class 1A	–	–	–	–	*	–	–	*
Class 2	–	–	–	558		–	558
Class 3	–	–	–	8		–	8
Class 4	–	–	–	67		–	67

Total	$–	$–	$–	$737		$–	$737

U.S. Government Securities Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$ 30,987	$ 9,355	$ 40,342	$12,901		$ 3,231	$16,132
Class 1A	389	129	518	107		29	136
Class 2	108,143	36,124	144,267	40,852		11,067	51,919
Class 3	714	234	948	318		89	407
Class 4	17,596	6,057	23,653	7,195		1,992	9,187

Total	$157,829	$51,899	$209,728	$61,373		$16,408	$77,781

See end of tables for footnote.

American Funds Insurance Series	319

Managed Risk Growth Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 106	$ 409	$ 515	$ 64	$ 374	$ 438
Class P2	3,159	23,710	26,869	3,441	21,395	24,836

Total	$3,265	$24,119	$27,384	$3,505	$21,769	$25,274

Managed Risk International Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 14	$–	$ 14	$ 21	$ 10	$ 31
Class P2	917	–	917	1,913	1,303	3,216

Total	$931	$–	$931	$1,934	$1,313	$3,247

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 40	$–	$ 40	$ 29	$ 37	$ 66
Class P2	5,979	–	5,979	6,006	10,828	16,834

Total	$6,019	$–	$6,019	$6,035	$10,865	$16,900

Managed Risk Growth-Income Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$30,716	$29,380	$60,096	$37,519	$103,175	$140,694
Class P2	3,713	4,359	8,072	4,874	15,199	20,073

Total	$34,429	$33,739	$68,168	$42,393	$118,374	$160,767

Managed Risk Asset Allocation Fund

	Year ended December 31, 2021			Year ended December 31, 2020
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 114	$–	$ 114	$ 58	$ 146	$ 204
Class P2	38,113	–	38,113	40,641	105,833	146,474

Total	$38,227	$–	$38,227	$40,699	$105,979	$146,678

*Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

320	American Funds Insurance Series

Investment advisory services – The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers – CRMC is waiving a portion of its investment advisory services fees for some of the funds. During the year ended December 31, 2021, CRMC waived $28,000 in fees for Global Growth Fund in advance of the investment advisory and service agreement effective May 1, 2021. In addition, CRMC waived $15,000 in fees for Growth Fund in advance of the next investment advisory and service agreement that will become effective on May 1, 2022.

At the beginning of the year, CRMC waived a portion of its investment advisory services fees at the rates of 0.18%, 0.26%, 0.10% and 0.18% of the daily net assets of New World Fund, Capital Income Builder, Capital World Bond Fund and American Funds Mortgage Fund, respectively. Effective May 1, 2021, CRMC revised the waiver rates to 0.25% and 0.21% of the daily net assets of Capital Income Builder and American Funds Mortgage Fund, respectively. The waiver rates for New World Fund and Capital World Bond Fund were not changed.

Effective May 1, 2021, CRMC began to waive a portion of its investment advisory services fees at the rates of 0.16%, 0.23%, 0.19%, 0.19% and 0.16% of the daily net assets of Washington Mutual Investors Fund, Capital World Growth and Income Fund, The Bond Fund of America, American High-Income Trust and U.S. Government Securities Fund, respectively. Effective December 1, 2021, CRMC began to waive a portion of its investment advisory services fees at the rate of 0.14% of the daily net assets of International Growth and Income Fund. During the year ended December 31, 2021, CRMC also waived a portion of its investment advisory services fees at the rate of

0.05% of the daily net assets of each of the managed risk funds.

The waiver rates for each fund, except Global Growth Fund and Growth Fund, will be in effect through at least May 1, 2022, and may only be modified or terminated with the approval of the series’ board. For the year ended December 31, 2021, total investment advisory services fees waived by CRMC were $52,101,000. CRMC does not intend to recoup these waivers. Investment advisory services fees in each fund’s statement of operations are presented gross of the waivers from CRMC.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31,	For the year ended December 31,
Fund	Beginning with	Ending with	Up to	In excess of	2021, before waiver	2021, after waiver

Global Growth Fund	.690%	.445%	$ .6	$ 8.0	.497%	.497%
Global Small Capitalization Fund	.800	.635	.6	5.0	.686	.686
Growth Fund	.500	.280	.6	34.0	.307	.307
International Fund	.690	.430	.5	21.0	.491	.491
New World Fund	.850	.580	.5	4.0	.678	.498
Washington Mutual Investors Fund	.500	.350	.6	10.5	.385	.276
Capital World Growth and Income Fund	.690	.480	.6	3.0	.583	.426
Growth-Income Fund	.500	.219	.6	34.0	.249	.249
International Growth and Income Fund	.690	.500	.5	1.5	.610	.606
Capital Income Builder	.500	.410	.6	1.0	.473	.220
Asset Allocation Fund	.500	.240	.6	21.0	.261	.261
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
The Bond Fund of America	.480	.320	.6	13.0	.357	.225
Capital World Bond Fund	.570	.450	1.0	3.0	.532	.432
American High-Income Trust	.500	.420	.6	2.0	.484	.350
American Funds Mortgage Fund	.420	.290	.6	3.0	.420	.220
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government Securities Fund	.420	.290	.6	3.0	.355	.249
Managed Risk Growth Fund	.150		all		.150	.099
Managed Risk International Fund	.150		all		.150	.099
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.099
Managed Risk Growth-Income Fund	.150		all		.150	.099
Managed Risk Asset Allocation Fund	.150		all		.150	.099

American Funds Insurance Series	321

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services – The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services – The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services – The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services – The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon“) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

322	American Funds Insurance Series

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,173
Class 1A	$ –	$ 36	4
Class 2	11,400	Not applicable	1,368
Class 4	1,610	1,610	193

Total class-specific expenses	$13,010	$1,646	$2,738

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 5,245
Class 1A	$ –	$ 221	27
Class 2	53,611	Not applicable	6,433
Class 3	530	Not applicable	88
Class 4	6,996	6,996	840

Total class-specific expenses	$61,137	$7,217	$12,633

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 732
Class 1A	$ –	$ 37	4
Class 2	2,805	Not applicable	337
Class 4	2,195	2,195	263

Total class-specific expenses	$5,000	$2,232	$1,336

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$223
Class 1A	$ –	$ 11	1
Class 2	3,387	Not applicable	407
Class 4	496	496	60

Total class-specific expenses	$3,883	$507	$691

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 684
Class 1A	$ –	$ 7	1
Class 2	6,675	Not applicable	801
Class 4	806	806	97

Total class-specific expenses	$7,481	$813	$1,583

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,572
Class 1A	$ –	$ 26	3
Class 2	10,993	Not applicable	1,319
Class 3	42	Not applicable	7
Class 4	1,119	1,119	134

Total class-specific expenses	$12,154	$1,145	$3,035

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,816
Class 1A	$ –	$ 241	29
Class 2	8,210	Not applicable	985
Class 4	2,369	2,369	284

Total class-specific expenses	$10,579	$2,610	$3,114

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 7,308
Class 1A	$ –	$ 57	7
Class 2	37,130	Not applicable	4,456
Class 3	293	Not applicable	49
Class 4	4,194	4,194	503

Total class-specific expenses	$41,617	$4,251	$12,323

American Funds Insurance Series	323

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$293
Class 1A	$ –	$ 10	1
Class 2	546	Not applicable	66
Class 4	305	305	37

Total class-specific expenses	$851	$315	$397

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$6,070
Class 1A	$ –	$ 45	5
Class 2	13,568	Not applicable	1,628
Class 3	63	Not applicable	11
Class 4	14,435	14,435	1,732

Total class-specific expenses	$28,066	$14,480	$9,446

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2,361
Class 1A	$ –	$ 27	4
Class 2	9,525	Not applicable	1,143
Class 4	2,027	2,027	243

Total class-specific expenses	$11,552	$2,054	$3,751

American High-Income Trust

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 61
Class 1A	$ –	$ 3	1
Class 2	1,698	Not applicable	204
Class 3	19	Not applicable	3
Class 4	218	218	26

Total class-specific expenses	$1,935	$221	$295

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$172
Class 1A	$ –	$ 19	2
Class 2	26	Not applicable	3
Class 4	1,289	1,289	155

Total class-specific expenses	$1,315	$1,308	$332

Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 36
Class 1A	$ –	$ 9	1
Class 2	524	Not applicable	63
Class 4	306	306	37

Total class-specific expenses	$830	$315	$137

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$327
Class 1A	$ –	$ 2	–	*
Class 2	2,632	Not applicable	316
Class 4	155	155	19

Total class-specific expenses	$2,787	$157	$662

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$69
Class 1A	$ –	$ 4	–	*
Class 2	146	Not applicable	18
Class 4	102	102	12

Total class-specific expenses	$248	$106	$99

See end of tables for footnote.

324	American Funds Insurance Series

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 12
Class 1A	$ –	$ –	–	*
Class 2	665	Not applicable	80
Class 3	8	Not applicable	1
Class 4	108	108	13

Total class-specific expenses	$781	$108	$106

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 122
Class 1A	$ –	$ 11	1
Class 2	3,577	Not applicable	429
Class 3	18	Not applicable	3
Class 4	613	613	74

Total class-specific expenses	$4,208	$624	$629

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 28
Class P2	$1,448	1,448

Total class-specific expenses	$1,448	$1,476

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 4
Class P2	$907	907

Total class-specific expenses	$907	$911

Managed Risk Asset Allocation Fund
Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 15
Class P2	$7,054	7,054

Total class-specific expenses	$7,054	$7,069

*Amount less than one thousand.

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 4
Class P2	$413	413

Total class-specific expenses	$413	$417

Managed Risk Growth-Income Fund
Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$5,642
Class P2	$829	829

Total class-specific expenses	$829	$6,471

Miscellaneous fee reimbursements – CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2021, total fees and expenses reimbursed by CRMC were $55,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

American Funds Insurance Series	325

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$21	$16		$ 37
Global Small Capitalization Fund	13	10		23
Growth Fund	99	72		171
International Fund	25	19		44
New World Fund	11	8		19
Washington Mutual Investors Fund	24	18		42
Capital World Growth and Income Fund	6	4		10
Growth-Income Fund	97	72		169
International Growth and Income Fund	3	3		6
Capital Income Builder	3	2		5
Asset Allocation Fund	75	55		130
Global Balanced Fund	1	1		2
The Bond Fund of America	29	21		50
Capital World Bond Fund	6	4		10
American High-Income Trust	2	2		4
American Funds Mortgage Fund	1	1		2
Ultra-Short Bond Fund	1	1		2
U.S. Government Securities Fund	5	4		9
Managed Risk Growth Fund	1	1		2
Managed Risk International Fund	1	—	*	1
Managed Risk Washington Mutual Investors Fund	1	1		2
Managed Risk Growth-Income Fund	5	5		10
Managed Risk Asset Allocation Fund	7	5		12

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF – Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds – The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

326	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of December 31, 2021 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$ 67,688	$ 88,387	$ 28,015
Global Small Capitalization Fund	18,836	337,580	129,186
Growth Fund	298,201	240,867	42,811
International Fund	521,624	197,872	34,444
New World Fund	31,819	38,822	3,304
Washington Mutual Investors Fund	944,889	941,271	178,528
Capital World Growth and Income Fund	332,329	191,108	37,528
Growth-Income Fund	314,184	826,544	176,648
International Growth and Income Fund	17,486	304,447	104,029
Capital Income Builder	16,216	49,627	3,282
Asset Allocation Fund	492,325	2,107,286	174,824
Global Balanced Fund	266	377	273
The Bond Fund of America	66,389	52,591	2,838
Capital World Bond Fund	291	13,247	2,044
American High-Income Trust	14,013	10,560	(924)

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2021.

American Funds Insurance Series	327

10. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$683,154	15,421	$216,944	5,062	$(307,264)	(6,960)	$592,834	13,523
Class 1A	6,731	151	700	17	(2,591)	(58)	4,840	110
Class 2	69,770	1,607	236,612	5,601	(588,817)	(13,514)	(282,435)	(6,306)
Class 4	167,855	3,876	32,087	766	(48,523)	(1,127)	151,419	3,515

Total net increase (decrease)	$927,510	21,055	$486,343	11,446	$(947,195)	(21,659)	$466,658	10,842

Year ended December 31, 2020
Class 1	$402,110	11,550	$89,416	2,661	$(365,952)	(11,056)	$125,574	3,155
Class 1A	4,330	121	234	7	(2,564)	(87)	2,000	41
Class 2	46,502	1,410	122,749	3,738	(613,644)	(18,242)	(444,393)	(13,094)
Class 4	96,748	2,812	12,190	377	(63,324)	(1,924)	45,614	1,265

Total net increase (decrease)	$549,690	15,893	$224,589	6,783	$(1,045,484)	(31,309)	$(271,205)	(8,633)

Global Small Capitalization Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$216,763	6,235	$55,510	1,581	$(1,077,292)	(31,128)	$(805,019)	(23,312)
Class 1A	4,095	118	39	1	(153)	(4)	3,981	115
Class 2	59,596	1,785	60,246	1,778	(374,611)	(11,071)	(254,769)	(7,508)
Class 4	89,704	2,662	7,215	212	(30,621)	(901)	66,298	1,973

Total net increase (decrease)	$370,158	10,800	$123,010	3,572	$(1,482,677)	(43,104)	$(989,509)	(28,732)

Year ended December 31, 2020
Class 1	$223,000	10,191	$125,091	5,146	$(466,963)	(18,580)	$(118,872)	(3,243)
Class 1A	627	24	43	2	(268)	(10)	402	16
Class 2	60,922	2,877	145,869	6,194	(409,129)	(15,839)	(202,338)	(6,768)
Class 4	35,430	1,424	13,089	554	(34,957)	(1,396)	13,562	582

Total net increase (decrease)	$319,979	14,516	$284,092	11,896	$(911,317)	(35,825)	$(307,246)	(9,413)

See end of tables for footnotes.

328	American Funds Insurance Series

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$2,916,865	22,963	$2,251,516	19,653	$(2,207,142)	(17,684)	$ 2,961,239	24,932
Class 1A	68,640	560	9,733	86	(25,312)	(198)	53,061	448
Class 2	432,245	3,495	2,777,848	24,558	(3,289,822)	(26,755)	(79,729)	1,298
Class 3	1,972	15	37,541	326	(37,449)	(298)	2,064	43
Class 4	553,762	4,582	358,034	3,232	(224,958)	(1,864)	686,838	5,950

Total net increase (decrease)	$3,973,484	31,615	$5,434,672	47,855	$(5,784,683)	(46,799)	$ 3,623,473	32,671

Year ended December 31, 2020
Class 1	$2,322,779	26,334	$353,232	3,917	$(2,999,100)	(33,591)	$ (323,089)	(3,340)
Class 1A	33,301	338	688	8	(5,835)	(64)	28,154	282
Class 2	437,349	4,937	458,379	5,218	(3,162,923)	(34,505)	(2,267,195)	(24,350)
Class 3	1,333	17	6,293	70	(37,446)	(395)	(29,820)	(308)
Class 4	325,002	3,612	45,870	534	(283,912)	(3,180)	86,960	966

Total net increase (decrease)	$3,119,764	35,238	$864,462	9,747	$(6,489,216)	(71,735)	$(2,504,990)	(26,750)

International Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$366,681	15,339	$131,729	5,782	$(1,253,303)	(51,135)	$(754,893)	(30,014)
Class 1A	4,570	192	281	13	(2,479)	(103)	2,372	102
Class 2	264,867	11,161	105,815	4,673	(502,502)	(20,818)	(131,820)	(4,984)
Class 3	125	5	546	24	(3,534)	(146)	(2,863)	(117)
Class 4	95,888	4,069	10,725	480	(51,434)	(2,169)	55,179	2,380

Total net increase (decrease)	$732,131	30,766	$249,096	10,972	$(1,813,252)	(74,371)	$(832,025)	(32,633)

Year ended December 31, 2020
Class 1	$535,603	30,721	$44,223	2,049	$(963,355)	(50,229)	$(383,529)	(17,459)
Class 1A	2,754	147	56	2	(1,389)	(70)	1,421	79
Class 2	271,356	15,425	25,688	1,204	(667,572)	(33,696)	(370,528)	(17,067)
Class 3	226	12	157	7	(3,148)	(157)	(2,765)	(138)
Class 4	52,233	2,881	1,591	76	(62,187)	(3,226)	(8,363)	(269)

Total net increase (decrease)	$862,172	49,186	$71,715	3,338	$(1,697,651)	(87,378)	$(763,764)	(34,854)

See end of tables for footnotes.

American Funds Insurance Series	329

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$180,001	5,517	$104,795	3,183	$(165,865)	(5,053)	$118,931	3,647
Class 1A	14,137	436	350	11	(21,114)	(642)	(6,627)	(195)
Class 2	82,347	2,547	45,947	1,410	(159,868)	(4,915)	(31,574)	(958)
Class 4	135,084	4,224	34,360	1,061	(74,083)	(2,295)	95,361	2,990

Total net increase (decrease)	$411,569	12,724	$185,452	5,665	$(420,930)	(12,905)	$176,091	5,484

Year ended December 31, 2020
Class 1	$ 80,299	3,402	$25,570	1,027	$(337,036)	(13,731)	$(231,167)	(9,302)
Class 1A	12,129	461	73	3	(1,703)	(71)	10,499	393
Class 2	102,697	3,915	10,803	447	(184,643)	(7,218)	(71,143)	(2,856)
Class 4	89,140	3,662	7,473	310	(84,462)	(3,316)	12,151	656

Total net increase (decrease)	$284,265	11,440	$43,919	1,787	$(607,844)	(24,336)	$(279,660)	(11,109)

Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$740,227	42,419	$104,068	6,017	$(1,150,862)	(70,448)	$(306,567)	(22,012)
Class 1A	128,020	7,779	2,211	129	(4,020)	(244)	126,211	7,664
Class 2	51,950	3,263	46,652	2,739	(508,810)	(31,581)	(410,208)	(25,579)
Class 4	156,222	9,709	12,620	746	(66,538)	(4,145)	102,304	6,310

Total net increase (decrease)	$1,076,419	63,170	$165,551	9,631	$(1,730,230)	(106,418)	$(488,260)	(33,617)

Year ended December 31, 2020
Class 1	$474,186	41,847	$161,061	11,902	$(825,919)	(67,505)	$(190,672)	(13,756)
Class 1A	15,517	1,215	484	35	(2,556)	(194)	13,445	1,056
Class 2	75,893	6,771	83,599	6,287	(337,510)	(26,379)	(178,018)	(13,321)
Class 4	148,645	12,358	18,858	1,428	(54,754)	(4,444)	112,749	9,342

Total net increase (decrease)	$714,241	62,191	$264,002	19,652	$(1,220,739)	(98,522)	$(242,496)	(16,679)

Capital World Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$171,552	9,531	$30,555	1,698	$(117,328)	(6,578)	$84,779	4,651
Class 1A	4,092	231	166	9	(605)	(34)	3,653	206
Class 2	21,440	1,205	50,935	2,838	(216,241)	(12,206)	(143,866)	(8,163)
Class 4	49,326	2,833	7,530	427	(16,390)	(939)	40,466	2,321

Total net increase (decrease)	$246,410	13,800	$89,186	4,972	$(350,564)	(19,757)	$(14,968)	(985)

Year ended December 31, 2020
Class 1	$274,643	21,210	$23,674	1,607	$(306,092)	(22,650)	$(7,775)	167
Class 1A	474	35	81	6	(266)	(18)	289	23
Class 2	48,178	3,670	47,647	3,258	(175,562)	(11,876)	(79,737)	(4,948)
Class 4	26,989	1,950	5,189	362	(19,540)	(1,418)	12,638	894

Total net increase (decrease)	$350,284	26,865	$76,591	5,233	$(501,460)	(35,962)	$(74,585)	(3,864)

See end of tables for footnotes.

330	American Funds Insurance Series

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$ 778,306	12,603	$ 567,351	8,928	$(3,472,494)	(56,343)	$(2,126,837)	(34,812)
Class 1A	14,065	224	493	8	(2,433)	(39)	12,125	193
Class 2	143,239	2,361	310,023	4,964	(2,027,406)	(33,135)	(1,574,144)	(25,810)
Class 3	1,007	16	3,442	54	(23,575)	(379)	(19,126)	(309)
Class 4	302,016	4,995	33,018	536	(132,399)	(2,191)	202,635	3,340

Total net increase (decrease)	$1,238,633	20,199	$ 914,327	14,490	$(5,658,307)	(92,087)	$(3,505,347)	(57,398)

Year ended December 31, 2020
Class 1	$1,892,111	42,172	$ 862,018	17,198	$(2,883,447)	(61,087)	$(129,318)	(1,717)
Class 1A	4,637	94	476	9	(1,475)	(30)	3,638	73
Class 2	252,743	5,452	513,097	10,416	(1,497,209)	(30,770)	(731,369)	(14,902)
Class 3	2,002	41	5,790	116	(23,231)	(465)	(15,439)	(308)
Class 4	174,576	3,682	46,799	965	(148,613)	(3,153)	72,762	1,494

Total net increase (decrease)	$2,326,069	51,441	$1,428,180	28,704	$(4,553,975)	(95,505)	$(799,726)	(15,360)

International Growth and Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$ 48,015	2,368	$ 4,294	210	$(1,169,382)	(59,936)	$(1,117,073)	(57,358)
Class 1A	2,986	152	141	7	(561)	(28)	2,566	131
Class 2	8,004	401	6,218	322	(29,755)	(1,507)	(15,533)	(784)
Class 4	27,229	1,381	3,589	188	(13,127)	(671)	17,691	898

Total net increase (decrease)	$ 86,234	4,302	$14,242	727	$(1,212,825)	(62,142)	$(1,112,349)	(57,113)

Year ended December 31, 2020
Class 1	$ 78,373	5,478	$17,128	948	$(179,914)	(10,267)	$(84,413)	(3,841)
Class 1A	977	66	38	2	(791)	(49)	224	19
Class 2	13,943	970	2,909	161	(63,267)	(3,635)	(46,415)	(2,504)
Class 4	17,701	1,130	1,255	70	(13,000)	(825)	5,956	375

Total net increase (decrease)	$110,994	7,644	$21,330	1,181	$(256,972)	(14,776)	$(124,648)	(5,951)

See end of tables for footnotes.

American Funds Insurance Series	331

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$107,711	9,192	$16,222	1,379	$(252,397)	(21,377)	$(128,464)	(10,806)
Class 1A	2,434	206	218	19	(451)	(39)	2,201	186
Class 2	5,007	428	315	27	(1,572)	(134)	3,750	321
Class 4	70,040	6,029	13,009	1,105	(42,227)	(3,629)	40,822	3,505

Total net increase (decrease)	$185,192	15,855	$29,764	2,530	$(296,647)	(25,179)	$ (81,691)	(6,794)

Year ended December 31, 2020
Class 1	$237,195	24,206	$17,285	1,757	$(178,753)	(18,572)	$ 75,727	7,391
Class 1A	809	80	161	16	(340)	(34)	630	62
Class 2	2,017	200	181	18	(286)	(28)	1,912	190
Class 4	49,099	4,860	11,369	1,158	(58,009)	(5,855)	2,459	163

Total net increase (decrease)	$289,120	29,346	$28,996	2,949	$(237,388)	(24,489)	$ 80,728	7,806

Asset Allocation Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$1,077,099	38,077	$1,004,165	35,557	$(4,395,063)	(151,941)	$(2,313,799)	(78,307)
Class 1A	8,925	315	880	31	(1,749)	(63)	8,056	283
Class 2	117,974	4,243	262,797	9,420	(649,009)	(23,286)	(268,238)	(9,623)
Class 3	1,030	36	1,693	60	(2,340)	(83)	383	13
Class 4	687,105	24,820	271,781	9,809	(264,761)	(9,619)	694,125	25,010

Total net increase (decrease)	$1,892,133	67,491	$1,541,316	54,877	$(5,312,922)	(184,992)	$(1,879,473)	(62,624)

Year ended December 31, 2020
Class 1	$1,817,230	79,909	$412,849	16,378	$(2,437,918)	(107,604)	$(207,839)	(11,317)
Class 1A	4,177	174	264	10	(1,862)	(81)	2,579	103
Class 2	109,553	4,668	103,653	4,169	(595,244)	(25,445)	(382,038)	(16,608)
Class 3	914	38	661	26	(4,390)	(184)	(2,815)	(120)
Class 4	410,135	17,490	89,009	3,606	(327,826)	(14,043)	171,318	7,053

Total net increase (decrease)	$2,342,009	102,279	$606,436	24,189	$(3,367,240)	(147,357)	$(418,795)	(20,889)

See end of tables for footnotes.

332	American Funds Insurance Series

Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$ 9,259	623	$ 7,739	533	$(40,506)	(2,798)	$(23,508)	(1,642)
Class 1A	925	63	233	16	(252)	(17)	906	62
Class 2	5,621	383	13,069	902	(27,137)	(1,828)	(8,447)	(543)
Class 4	28,503	1,957	8,206	572	(10,476)	(713)	26,233	1,816

Total net increase (decrease)	$44,308	3,026	$29,247	2,023	$(78,371)	(5,356)	$ (4,816)	(307)

Year ended December 31, 2020
Class 1	$29,379	2,319	$ 6,831	491	$(35,963)	(2,860)	$ 247	(50)
Class 1A	379	27	127	9	(183)	(13)	323	23
Class 2	10,289	792	9,760	704	(28,821)	(2,185)	(8,772)	(689)
Class 4	11,783	881	4,655	339	(10,044)	(767)	6,394	453

Total net increase (decrease)	$51,830	4,019	$21,373	1,543	$(75,011)	(5,825)	$ (1,808)	(263)

The Bond Fund of America

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$2,441,954	212,866	$432,376	38,456	$ (737,146)	(64,100)	$2,137,184	187,222
Class 1A	5,329	464	601	54	(2,565)	(223)	3,365	295
Class 2	204,371	17,879	208,042	18,765	(302,247)	(26,735)	110,166	9,909
Class 4	240,539	21,228	43,487	3,939	(60,173)	(5,327)	223,853	19,840

Total net increase (decrease)	$2,892,193	252,437	$684,506	61,214	$(1,102,131)	(96,385)	$2,474,568	217,266

Year ended December 31, 2020
Class 1	$1,499,439	128,201	$208,932	17,767	$(1,735,112)	(150,736)	$ (26,741)	(4,768)
Class 1A	3,563	306	255	22	(1,431)	(124)	2,387	204
Class 2	397,055	34,256	110,645	9,541	(449,029)	(39,506)	58,671	4,291
Class 4	242,089	20,999	17,962	1,553	(81,119)	(7,132)	178,932	15,420

Total net increase (decrease)	$2,142,146	183,762	$337,794	28,883	$(2,266,691)	(197,498)	$ 213,249	15,147

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$129,119	10,361	$44,414	3,661	$(305,638)	(24,399)	$(132,105)	(10,377)
Class 1A	1,155	95	40	3	(261)	(21)	934	77
Class 2	83,201	6,733	44,570	3,700	(58,585)	(4,813)	69,186	5,620
Class 4	19,357	1,604	2,457	206	(11,624)	(951)	10,190	859

Total net increase (decrease)	$232,832	18,793	$91,481	7,570	$(376,108)	(30,184)	$ (51,795)	(3,821)

Year ended December 31, 2020
Class 1	$279,297	22,900	$34,711	2,801	$(244,497)	(20,428)	$ 69,511	5,273
Class 1A	323	26	18	1	(135)	(11)	206	16
Class 2	104,127	8,595	28,474	2,321	(140,860)	(11,802)	(8,259)	(886)
Class 4	21,389	1,754	1,457	120	(13,943)	(1,171)	8,903	703

Total net increase (decrease)	$405,136	33,275	$64,660	5,243	$(399,435)	(33,412)	$ 70,361	5,106

See end of tables for footnotes.

American Funds Insurance Series	333

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$160,559	15,547	$10,757	1,060	$ (19,514)	(1,906)	$ 151,802	14,701
Class 1A	915	89	59	5	(548)	(53)	426	41
Class 2	20,019	2,003	28,636	2,874	(66,675)	(6,630)	(18,020)	(1,753)
Class 3	908	88	429	42	(1,328)	(129)	9	1
Class 4	143,656	13,002	3,238	295	(128,886)	(11,648)	18,008	1,649

Total net increase (decrease)	$326,057	30,729	$43,119	4,276	$(216,951)	(20,366)	$ 152,225	14,639

Year ended December 31, 2020
Class 1	$ 18,985	2,117	$ 9,529	992	$(390,999)	(43,725)	$(362,485)	(40,616)
Class 1A	408	43	78	8	(220)	(23)	266	28
Class 2	18,520	1,972	54,086	5,739	(68,277)	(7,320)	4,329	391
Class 3	733	76	799	83	(1,434)	(151)	98	8
Class 4	103,183	9,989	4,806	465	(102,765)	(9,921)	5,224	533

Total net increase (decrease)	$141,829	14,197	$69,298	7,287	$(563,695)	(61,140)	$(352,568)	(39,656)

Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$ 35,679	3,267	$ 9,382	880	$(27,270)	(2,517)	$17,791	1,630
Class 1A	1,498	139	57	5	(436)	(40)	1,119	104
Class 2	6,415	588	2,232	210	(5,928)	(547)	2,719	251
Class 4	11,056	1,029	1,486	142	(4,892)	(457)	7,650	714

Total net increase (decrease)	$ 54,648	5,023	$13,157	1,237	$(38,526)	(3,561)	$29,279	2,699

Year ended December 31, 2020
Class 1	$ 68,523	6,189	$ 3,551	321	$(68,907)	(6,295)	$ 3,167	215
Class 1A	899	81	14	1	(274)	(24)	639	58
Class 2	7,728	703	797	72	(9,799)	(891)	(1,274)	(116)
Class 4	24,189	2,227	458	42	(16,769)	(1,535)	7,878	734

Total net increase (decrease)	$101,339	9,200	$ 4,820	436	$(95,749)	(8,745)	$10,410	891

See end of tables for footnotes.

334	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$ 16,242	1,439	$ –		–		$ (22,707)	(2,011)	$ (6,465)	(572)
Class 1A	–	–	–		–		–	–	–	–
Class 2	86,233	7,864	–		–		(127,622)	(11,640)	(41,389)	(3,776)
Class 3	1,253	113	–		–		(915)	(83)	338	30
Class 4	35,704	3,232	–		–		(29,389)	(2,660)	6,315	572

Total net increase (decrease)	$139,432	12,648	$ –		–		$(180,633)	(16,394)	$(41,201)	(3,746)

Year ended December 31, 2020
Class 1	$ 32,173	2,840	$104		9		$ (17,960)	(1,586)	$ 14,317	1,263
Class 1A	–	–	–	†	–	†	–	–	– †	– †
Class 2	162,780	14,772	558		50		(104,954)	(9,527)	58,384	5,295
Class 3	2,553	229	8		1		(1,439)	(129)	1,122	101
Class 4	51,028	4,586	67		6		(32,890)	(2,958)	18,205	1,634

Total net increase (decrease)	$248,534	22,427	$737		66		$(157,243)	(14,200)	$ 92,028	8,293

U.S. Government Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class 1	$213,039	17,786	$ 38,963		3,337		$ (115,497)	(9,263)	$ 136,505	11,860
Class 1A	4,388	354	518		44		(3,192)	(265)	1,714	133
Class 2	91,122	7,303	144,267		12,514		(129,818)	(10,810)	105,571	9,007
Class 3	1,023	86	948		81		(1,549)	(126)	422	41
Class 4	87,885	7,227	23,653		2,055		(118,823)	(9,719)	(7,285)	(437)

Total net increase (decrease)	$397,457	32,756	$208,349		18,031		$ (368,879)	(30,183)	$ 236,927	20,604

Year ended December 31, 2020
Class 1	$194,142	14,793	$ 15,787		1,214		$(1,305,241)	(98,066)	$(1,095,312)	(82,059)
Class 1A	3,400	259	136		11		(2,557)	(195)	979	75
Class 2	211,715	16,419	51,919		4,038		(245,761)	(18,789)	17,873	1,668
Class 3	2,382	183	407		31		(1,812)	(139)	977	75
Class 4	301,535	23,299	9,187		715		(169,936)	(13,051)	140,786	10,963

Total net increase (decrease)	$713,174	54,953	$ 77,436		6,009		$(1,725,307)	(130,240)	$ (934,697)	(69,278)

Managed Risk Growth Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class P1	$ 3,593	199	$ 515		30		$ (3,079)	(172)	$ 1,029	57
Class P2	39,055	2,202	26,869		1,558		(78,851)	(4,405)	(12,927)	(645)

Total net increase (decrease)	$42,648	2,401	$27,384		1,588		$(81,930)	(4,577)	$ (11,898)	(588)

Year ended December 31, 2020
Class P1	$ 3,987	282	$ 438		32		$ (1,595)	(110)	$ 2,830	204
Class P2	54,142	3,714	24,836		1,828		(71,110)	(4,841)	7,868	701

Total net increase (decrease)	$58,129	3,996	$25,274		1,860		$(72,705)	(4,951)	$ 10,698	905

See end of tables for footnotes.

American Funds Insurance Series	335

Managed Risk International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class P1	$ 887	80	$ 14	1	$ (531)	(48)	$ 370	33
Class P2	12,803	1,181	917	80	(14,744)	(1,323)	(1,024)	(62)

Total net increase (decrease)	$13,690	1,261	$ 931	81	$(15,275)	(1,371)	$ (654)	(29)

Year ended December 31, 2020
Class P1	$ 1,063	104	$ 31	3	$ (311)	(30)	$ 783	77
Class P2	14,905	1,575	3,216	348	(17,706)	(1,759)	415	164

Total net increase (decrease)	$15,968	1,679	$3,247	351	$(18,017)	(1,789)	$ 1,198	241

Managed Risk Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class P1	$ 971	80	$ 40	3	$ (343)	(29)	$ 668	54
Class P2	9,743	800	5,979	487	(51,273)	(4,254)	(35,551)	(2,967)

Total net increase (decrease)	$10,714	880	$ 6,019	490	$(51,616)	(4,283)	$ (34,883)	(2,913)

Year ended December 31, 2020
Class P1	$ 947	85	$ 66	7	$ (241)	(23)	$ 772	69
Class P2	24,832	2,333	16,834	1,640	(31,353)	(2,866)	10,313	1,107

Total net increase (decrease)	$25,779	2,418	$16,900	1,647	$(31,594)	(2,889)	$ 11,085	1,176

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class P1	$ 64,192	4,303	$ 60,096	4,023	$(175,764)	(11,680)	$ (51,476)	(3,354)
Class P2	14,838	1,008	8,072	546	(35,819)	(2,404)	(12,909)	(850)

Total net increase (decrease)	$ 79,030	5,311	$ 68,168	4,569	$(211,583)	(14,084)	$ (64,385)	(4,204)

Year ended December 31, 2020
Class P1	$ 92,644	6,852	$140,694	11,020	$(143,917)	(10,953)	$ 89,421	6,919
Class P2	24,533	1,843	20,073	1,584	(19,990)	(1,489)	24,616	1,938

Total net increase (decrease)	$117,177	8,695	$160,767	12,604	$(163,907)	(12,442)	$114,037	8,857

See end of tables for footnotes.

336	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2021
Class P1	$ 2,097	141	$ 114	8	$ (899)	(60)	$ 1,312	89
Class P2	57,616	4,016	38,113	2,632	(351,072)	(24,507)	(255,343)	(17,859)

Total net increase (decrease)	$59,713	4,157	$ 38,227	2,640	$(351,971)	(24,567)	$(254,031)	(17,770)

Year ended December 31, 2020
Class P1	$ 3,275	256	$ 204	16	$ (622)	(45)	$ 2,857	227
Class P2	73,918	5,805	146,474	12,155	(280,685)	(21,952)	(60,293)	(3,992)

Total net increase (decrease)	$77,193	6,061	$146,678	12,171	$(281,307)	(21,997)	$ (57,436)	(3,765)

*Includes exchanges between share classes of the fund.

†Amount less than one thousand.

11. Ownership concentration

At December 31, 2021, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 20% and 16% of the outstanding shares of American Funds Insurance Series - Capital Income Builder and American Funds Insurance Series -Capital World Growth and Income Fund, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 26% of the outstanding shares of American Funds Insurance Series - Global Balanced Fund.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2021 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$1,587,009	$1,452,819	$10,247,271	$4,214,342	$1,858,677	$8,962,433
Sales of investment securities*	1,668,572	2,886,282	11,870,775	5,688,226	1,777,055	9,576,883
Non-U.S. taxes paid on dividend income	2,058	2,351	8,054	11,433	3,517	1,458
Non-U.S. taxes paid on interest income	–	–	–	9	52	–
Non-U.S. taxes paid (refunded) on realized gains	588	6,228	–	15,511	3,353	–
Non-U.S. taxes provided on unrealized appreciation	7,100	20,035	–	32,918	14,493	–

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$1,869,564	$ 9,600,767	$ 483,259	$816,295	$34,921,384	$138,405
Sales of investment securities*	1,932,434	13,672,341	1,580,251	884,488	37,362,054	162,557
Non-U.S. taxes paid on dividend income	2,980	9,656	2,196	1,594	9,130	314
Non-U.S. taxes paid on interest income	–	–	–	–	–	10
Non-U.S. taxes paid (refunded) on realized gains	2,560	(4)	1,766	112	1,639	4
Non-U.S. taxes provided on unrealized appreciation	696	–	130	299	3,762	–

See end of tables for footnotes.

American Funds Insurance Series	337

	The Bond Fund of America		Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Purchases of investment securities*	$46,432,818		$1,495,705	$694,551	$2,415,925	$ –	$4,831,338
Sales of investment securities*	47,502,780		1,725,555	527,096	2,445,297	–	5,410,660
Non-U.S. taxes paid on interest income	55		264	10	–	–	–
Non-U.S. taxes paid (refunded) on realized gains	–	†	167	–	–	–	–

	Managed Risk Growth Fund		Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$181,239		$37,781	$ 55,074	$315,748	$138,416
Sales of investment securities*	184,059		39,781	106,525	473,669	357,415

*Excludes short-term securities and U.S. government obligations, if any.

†Amount less than one thousand.

338	American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Global Growth Fund

Class 1:
12/31/2021	$41.16	$.25	$6.48	$6.73	$(.26)	$(2.17)	$(2.43)	$45.46	16.72%	$4,270	.55%		.54%		.56%
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56		.56		.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56		.56		1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942	.55		.55		.98
12/31/2017	24.05	.26	7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010	.55		.55		.94

Class 1A:
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80		.79		.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81		.81		.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81		.81		.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5	.80		.80		.77
12/31/2017[4,5]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [6]	2	.80	[7]	.80	[7]	.39	[7]

Class 2:
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80		.80		.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81		.81		.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81		.81		.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306	.80		.80		.73
12/31/2017	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012	.80		.80		.69

Class 4:
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05		1.04		.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06		1.06		.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06		1.06		.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249	1.05		1.05		.47
12/31/2017	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211	1.05		1.05		.37
See end of tables for footnotes.

American Funds Insurance Series	339

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net (loss) income to average net assets

Global Small Capitalization Fund

Class 1:
12/31/2021	$32.64	$(.02)	$2.32	$2.30	$–	$(.77)	$(.77)	$34.17	6.98%	$1,707		.74%		(.07)%
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391		.75		(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050		.75		.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73		.42
12/31/2017	20.24	.12	5.17	5.29	(.15)	–	(.15)	25.38	26.22	1,639		.73		.54
Class 1A:
12/31/2021	32.49	(.07)	2.28	2.21	–	(.77)	(.77)	33.93	6.73	5		.99		(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1		.99		(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99		.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	–	[8]	.98		.21
12/31/2017[4,5]	20.70	.08	4.71	4.79	(.13)	–	(.13)	25.36	23.19 [6]	–	[8]	.96	[7]	.35 [7]
Class 2:
12/31/2021	31.56	(.10)	2.25	2.15	–	(.77)	(.77)	32.94	6.74	2,521		.99		(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653		1.00		(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00		.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.17
12/31/2017	19.72	.06	5.04	5.10	(.10)	–	(.10)	24.72	25.89	2,551		.98		.27
Class 4:
12/31/2021	31.67	(.18)	2.24	2.06	–	(.77)	(.77)	32.96	6.43	344		1.24		(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268		1.25		(.56)
12/31/2019	21.28	(.01)	6.47	6.46	– [9]	(1.58)	(1.58)	26.16	31.24	206		1.25		(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	– [9]	5.09	5.09	(.09)	–	(.09)	24.91	25.62	125		1.23		– [10]

See end of tables for footnotes.

340	American Funds Insurance Series

Financial highlights  (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/2021	$120.22	$.46	$24.29	$24.75	$(.58)	$(16.81)	$(17.39)	$127.58	22.30%	$19,783	.34%		.37%
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35		.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35		1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34		.81
12/31/2017	67.29	.55	17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
Class 1A:
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59		.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60		.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60		.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[4,5]	68.84	.35	16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [6]	3	.59	[7]	.47 [7]
Class 2:
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59		.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60		.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60		.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37	17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
Class 3:
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52		.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53		.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53		.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42	17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
Class 4:
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84		(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85		(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85		.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18	17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25

See end of tables for footnotes.

American Funds Insurance Series	341

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets

International Fund

Class 1:
12/31/2021	$23.64	$.38	$(.67)	$(.29)	$(.65)	$–	$(.65)	$22.70	(1.23)%	$4,747	.55%		1.57%
12/31/2020	20.86	.14	2.82	2.96	(.18)	–	(.18)	23.64	14.28	5,652	.55		.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54		1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53		1.62
12/31/2017	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
Class 1A:
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	–	(.60)	22.61	(1.47)	12	.80		1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	–	(.14)	23.55	13.96	10	.80		.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79		1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[4,5]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [6]	2	.77	[7]	.43	[7]
Class 2:
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	–	(.59)	22.60	(1.49)	4,190	.80		1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	–	(.13)	23.54	13.97	4,481	.80		.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79		1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
Class 3:
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	–	(.60)	22.76	(1.39)	21	.73		1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	–	(.14)	23.69	14.00	25	.73		.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72		1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
Class 4:
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	–	(.54)	22.31	(1.71)	459	1.05		1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	–	(.09)	23.25	13.66	423	1.05		.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04		1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55

See end of tables for footnotes.

342	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

New World Fund

Class 1:
12/31/2021	$31.59	$.29	$1.38	$1.67	$(.36)	$(1.07)	$(1.43)	$31.83	5.16%	$2,443	.74%		.56%		.88%
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76		.64		.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76		.76		1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77		.77		1.11
12/31/2017	19.72	.26	5.59	5.85	(.27)	–	(.27)	25.30	29.73	2,050	.77		.77		1.14
Class 1A:
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99		.81		.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01		.87		.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01		1.01		.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		1.02		.91
12/31/2017[4,5]	20.14	.13	5.24	5.37	(.26)	–	(.26)	25.25	26.72 [6]	1	1.00	[7]	1.00	[7]	.53	[7]
Class 2:
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99		.81		.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01		.89		.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01		1.01		.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		1.02		.85
12/31/2017	19.54	.20	5.55	5.75	(.22)	–	(.22)	25.07	29.44	1,055	1.02		1.02		.89
Class 4:
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24		1.06		.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26		1.14		.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26		1.26		.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		1.27		.61
12/31/2017	19.51	.14	5.52	5.66	(.18)	–	(.18)	24.99	29.06	427	1.27		1.27		.61

See end of tables for footnotes.

American Funds Insurance Series	343

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Washington Mutual Investors Fund

Class 1:
12/31/2021	$14.35	$.29	$3.73	$4.02	$(.28)	$–	$(.28)	$18.09	28.12%	$6,766	.42%		.31%		1.79%
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43		.43		2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42		.42		2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810	.41		.41		2.13
12/31/2017	13.53	.32	1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581	.41		.41		2.27
Class 1A:
12/31/2021	14.28	.27	3.67	3.94	(.26)	–	(.26)	17.96	27.70	169	.67		.53		1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67		.67		1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67		.67		2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3	.66		.66		1.84
12/31/2017[4,5]	13.75	.28	1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [6]	1	.65	[7]	.65	[7]	2.01	[7]
Class 2:
12/31/2021	14.15	.25	3.67	3.92	(.24)	–	(.24)	17.83	27.78	3,426	.67		.56		1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68		.68		1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67		.67		2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850	.66		.66		1.88
12/31/2017	13.39	.28	1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551	.66		.66		2.02
Class 4:
12/31/2021	14.06	.21	3.65	3.86	(.21)	–	(.21)	17.71	27.51	1,104	.92		.81		1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93		.93		1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92		.92		1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368	.91		.91		1.62
12/31/2017	13.39	.25	1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247	.91		.91		1.76

See end of tables for footnotes.

344	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Capital World Growth and Income Fund

Class 1:
12/31/2021	$16.67	$.38	$2.10	$2.48	$(.33)	$(.40)	$(.73)	$18.42	15.03%	$812		.63%		.47%		2.14%
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657		.66		.66		1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625		.65		.65		2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492		.63		.63		1.94
12/31/2017	13.02	.35	3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		.63		2.43
Class 1A:
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7		.88		.70		2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2		.90		.90		1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2		.90		.90		1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		.88		1.74
12/31/2017[4,5]	13.21	.18	3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [6]	–	[8]	.84	[7]	.84	[7]	1.20	[7]
Class 2:
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340		.88		.73		1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349		.91		.91		1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366		.90		.90		1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		.88		1.70
12/31/2017	13.00	.31	3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		.88		2.11
Class 4:
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225		1.13		.97		1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166		1.16		1.16		.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145		1.15		1.15		1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.13		1.43
12/31/2017	12.89	.22	3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.14		1.49

See end of tables for footnotes.

American Funds Insurance Series	345

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets

Growth-Income Fund

Class 1:
12/31/2021	$55.38	$.79	$12.64	$13.43	$(.86)	$(.60)	$(1.46)	$67.35	24.42%	$25,507	.29%		1.28%
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29		1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29		2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28		1.65
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
Class 1A:
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53		1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54		1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54		1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[4,5]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [6]	2	.52	[7]	1.41	[7]
Class 2:
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54		1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54		1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53		1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
Class 3:
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47		1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47		1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46		1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
Class 4:
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79		.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79		1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79		1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19

See end of tables for footnotes.

346	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

International Growth and Income Fund

Class 1:
12/31/2021	$19.01	$.54	$.53	$1.07	$(.46)	$–	$(.46)	$19.62	5.64%	$30	.67%		.67%		2.70%
12/31/2020	18.18	.27	.85	1.12	(.29)	–	(.29)	19.01	6.24	1,120	.68		.68		1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66		.66		2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	–	(.43)	15.35	(11.00)	1,034	.65		.65		2.62
12/31/2017	14.48	.46	3.20	3.66	(.42)	–	(.42)	17.72	25.31	1,121	.66		.66		2.75
Class 1A:
12/31/2021	18.97	.50	.52	1.02	(.60)	–	(.60)	19.39	5.39	6	.94		.92		2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	–	(.25)	18.97	5.98	3	.93		.93		1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91		.91		2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	–	(.39)	15.33	(11.24)	2	.90		.90		2.35
12/31/2017[4,5]	14.69	.34	3.08	3.42	(.41)	–	(.41)	17.70	23.36 [6]	2	.91	[7]	.91	[7]	1.99	[7]
Class 2:
12/31/2021	18.95	.48	.53	1.01	(.58)	–	(.58)	19.38	5.37	211	.93		.92		2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	–	(.25)	18.95	6.01	221	.93		.93		1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91		.91		2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	–	(.39)	15.30	(11.23)	230	.90		.90		2.38
12/31/2017	14.43	.43	3.17	3.60	(.37)	–	(.37)	17.66	25.03	276	.91		.91		2.60
Class 4:
12/31/2021	18.82	.44	.51	.95	(.54)	–	(.54)	19.23	5.09	132	1.18		1.17		2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	–	(.21)	18.82	5.73	112	1.18		1.18		1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16		1.16		2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	–	(.36)	15.22	(11.46)	71	1.15		1.15		2.10
12/31/2017	14.38	.37	3.18	3.55	(.35)	–	(.35)	17.58	24.72	63	1.16		1.16		2.24

See end of tables for footnotes.

American Funds Insurance Series	347

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Capital Income Builder

Class 1:
12/31/2021	$10.87	$.37	$1.28	$1.65	$(.35)	$–	$(.35)	$12.17	15.31%	$563	.53%		.27%		3.19%
12/31/2020	10.73	.31	.15	.46	(.32)	–	(.32)	10.87	4.64	621	.53		.35		3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	–	(.32)	10.73	18.16	533	.53		.53		3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317	.54		.54		3.08
12/31/2017	9.46	.32	.93	1.25	(.31)	–	(.31)	10.40	13.29	254	.54		.54		3.21
Class 1A:
12/31/2021	10.86	.34	1.27	1.61	(.32)	–	(.32)	12.15	14.95	10	.78		.52		2.94
12/31/2020	10.72	.28	.16	.44	(.30)	–	(.30)	10.86	4.38	6	.78		.60		2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	–	(.30)	10.72	17.90	6	.78		.78		2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2	.79		.79		2.82
12/31/2017[4,5]	9.57	.27	.84	1.11	(.29)	–	(.29)	10.39	11.72 [6]	1	.79	[7]	.79	[7]	2.63	[7]
Class 2:
12/31/2021	10.87	.34	1.27	1.61	(.32)	–	(.32)	12.16	14.94	13	.78		.52		2.93
12/31/2020	10.72	.29	.16	.45	(.30)	–	(.30)	10.87	4.48	8	.78		.60		2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	–	(.29)	10.72	17.89	6	.78		.78		2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4	.79		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	–	(.28)	10.40	13.04	1	.79		.79		2.82
Class 4:
12/31/2021	10.85	.31	1.27	1.58	(.29)	–	(.29)	12.14	14.68	559	1.03		.77		2.69
12/31/2020	10.71	.26	.15	.41	(.27)	–	(.27)	10.85	4.11	462	1.03		.85		2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	–	(.27)	10.71	17.62	454	1.03		1.03		2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352	1.04		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	–	(.26)	10.38	12.65	338	1.04		1.04		2.72

See end of tables for footnotes.

348	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[3]		Ratio of net income to average net assets

Asset Allocation Fund

Class 1:
12/31/2021	$26.50	$.48	$3.54	$4.02	$(.50)	$(.94)	$(1.44)	$29.08	15.40%	$18,836	.30%		1.71%
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30		1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29		2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28		2.04
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556	.29		1.90
Class 1A:
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55		1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55		1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54		1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53		1.82
12/31/2017[4,5]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [6]	4	.53	[7]	1.69	[7]
Class 2:
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55		1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55		1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54		1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480	.54		1.64
Class 3:
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48		1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48		1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47		2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38	.47		1.72
Class 4:
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80		1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80		1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79		1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582	.79		1.40
See end of tables for footnotes.

American Funds Insurance Series	349

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets

Global Balanced Fund

Class 1:
12/31/2021	$14.19	$.18	$1.37	$1.55	$(.19)	$(.82)	$(1.01)	$14.73	11.05%	$120		.73%		1.24%
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139		.72		1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134		.72		1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110		.72		1.82
12/31/2017	11.08	.21	1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
Class 1A:
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4		.98		1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3		.97		1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2		.97		1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[4,5]	11.18	.16	1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [6]	—	[8]	.94	[7]	1.27	[7]
Class 2:
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208		.98		1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208		.97		1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207		.97		1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18	1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
Class 4:
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135		1.23		.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105		1.22		.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94		1.22		1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13	1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07

See end of tables for footnotes.

350	American Funds Insurance Series

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

The Bond Fund of America

Class 1:
12/31/2021	$11.89	$.21	$(.23)	$(.02)	$(.19)	$(.47)	$(.66)	$11.21	(.14)%	$8,555	.39%		.26%		1.84%
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40		.40		2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	–	(.31)	11.17	9.70	6,481	.39		.39		2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962	.38		.38		2.70
12/31/2017	10.80	.24	.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434	.38		.38		2.19
Class 1A:
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64		.51		1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65		.65		1.74
12/31/2019	10.45	.27	.71	.98	(.30)	–	(.30)	11.13	9.36	7	.64		.64		2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3	.63		.63		2.50
12/31/2017[4,5]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [6]	1	.62	[7]	.62	[7]	2.01	[7]
Class 2:
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64		.52		1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65		.65		1.75
12/31/2019	10.34	.27	.70	.97	(.29)	–	(.29)	11.02	9.36	3,561	.64		.64		2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524	.63		.63		2.45
12/31/2017	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966	.63		.63		1.94
Class 4:
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89		.76		1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90		.90		1.48
12/31/2019	10.33	.24	.70	.94	(.27)	–	(.27)	11.00	9.08	502	.89		.89		2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366	.88		.88		2.22
12/31/2017	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297	.88		.88		1.72

See end of tables for footnotes.

American Funds Insurance Series	351

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

Capital World Bond Fund

Class 1:
12/31/2021	$12.94	$.25	$(.85)	$(.60)	$(.24)	$(.31)	$(.55)	$11.79	(4.73)%	$988		.60%		.50%		2.06%
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219		.59		.52		2.08
12/31/2019	11.42	.31	.61	.92	(.22)	–	(.22)	12.12	8.08	1,077		.58		.58		2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015		.57		.57		2.56
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		.56		2.37
Class 1A:
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1		.85		.75		1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1		.83		.76		1.83
12/31/2019	11.41	.28	.60	.88	(.19)	–	(.19)	12.10	7.75	1		.83		.83		2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		.82		2.36
12/31/2017[4,5]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [6]	–	[8]	.72	[7]	.72	[7]	2.27	[7]
Class 2:
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030		.85		.75		1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058		.84		.77		1.83
12/31/2019	11.34	.28	.60	.88	(.19)	–	(.19)	12.03	7.77	1,002		.83		.83		2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		.81		2.12
Class 4:
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66		1.10		1.00		1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61		1.09		1.02		1.58
12/31/2019	11.24	.24	.60	.84	(.16)	–	(.16)	11.92	7.54	49		1.08		1.08		2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.06		1.89

See end of tables for footnotes.

352	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[3]		Ratio of expenses to average net assets after waivers[2,3]		Ratio of net income to average net assets[2]

American High-Income Trust

Class 1:
12/31/2021	$9.80	$.51	$.34	$.85	$(.46)	$–	$(.46)	$10.19	8.74%	$278		.53%		.37%		4.95%
12/31/2020	9.87	.61	.17	.78	(.85)	–	(.85)	9.80	8.21	123		.52		.52		6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	–	(.66)	9.87	12.85	525		.51		.51		6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	–	(.65)	9.34	(2.15)	501		.50		.50		6.32
12/31/2017	10.18	.63	.10	.73	(.72)	–	(.72)	10.19	7.25	632		.49		.49		5.98
Class 1A:
12/31/2021	9.78	.49	.33	.82	(.44)	–	(.44)	10.16	8.42	1		.78		.64		4.75
12/31/2020	9.86	.56	.20	.76	(.84)	–	(.84)	9.78	7.94	1		.78		.78		5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	–	(.63)	9.86	12.61	1		.75		.75		6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	–	(.63)	9.33	(2.35)	1		.75		.75		6.11
12/31/2017[4,5]	10.28	.60	.02	.62	(.72)	–	(.72)	10.18	6.02 [6]	–	[8]	.72	[7]	.72	[7]	5.74	[7]
Class 2:
12/31/2021	9.61	.48	.33	.81	(.44)	–	(.44)	9.98	8.42	673		.78		.65		4.80
12/31/2020	9.70	.55	.19	.74	(.83)	–	(.83)	9.61	7.94	665		.78		.78		5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	–	(.63)	9.70	12.55	667		.76		.76		6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	–	(.62)	9.19	(2.34)	661		.75		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	–	(.70)	10.03	6.89	776		.74		.74		5.72
Class 3:
12/31/2021	9.84	.50	.34	.84	(.44)	–	(.44)	10.24	8.60	10		.71		.58		4.86
12/31/2020	9.92	.57	.19	.76	(.84)	–	(.84)	9.84	7.93	10		.71		.71		5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	–	(.64)	9.92	12.70	10		.69		.69		6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	–	(.63)	9.38	(2.33)	10		.68		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	–	(.70)	10.23	7.02	12		.67		.67		5.79
Class 4:
12/31/2021	10.54	.50	.36	.86	(.41)	–	(.41)	10.99	8.18	90		1.03		.89		4.52
12/31/2020	10.56	.57	.22	.79	(.81)	–	(.81)	10.54	7.74	69		1.03		1.03		5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	–	(.61)	10.56	12.27	63		1.01		1.01		6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	–	(.59)	9.96	(2.64)	31		1.00		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	–	(.68)	10.82	6.63	34		.99		.99		5.46

See end of tables for footnotes.

American Funds Insurance Series	353

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[2]		Ratio of net income to average net assets[2]

American Funds Mortgage Fund

Class 1:
12/31/2021	$11.11	$.06	$(.09)	$(.03)	$(.08)	$(.37)	$(.45)	$10.63	(.32)%	$231		.49%		.29%		.58%
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224		.48		.36		.93
12/31/2019	10.30	.24	.30	.54	(.28)	–	(.28)	10.56	5.30	210		.47		.47		2.26
12/31/2018	10.47	.20	(.14)	.06	(.23)	–	(.23)	10.30	.58	209		.48		.48		1.97
12/31/2017	10.56	.16	– [9]	.16	(.18)	(.07)	(.25)	10.47	1.47	265		.47		.47		1.52
Class 1A:
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2		.74		.54		.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1		.73		.59		.61
12/31/2019	10.28	.22	.30	.52	(.25)	–	(.25)	10.55	5.09	1		.71		.71		2.04
12/31/2018	10.46	.18	(.14)	.04	(.22)	–	(.22)	10.28	.36	1		.73		.73		1.77
12/31/2017[4,5]	10.55	.14	– [9]	.14	(.16)	(.07)	(.23)	10.46	1.31 [6]	–	[8]	.70	[7]	.70	[7]	1.38	[7]
Class 2:
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58		.74		.54		.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58		.73		.60		.68
12/31/2019	10.28	.21	.31	.52	(.26)	–	(.26)	10.54	5.04	56		.72		.72		2.01
12/31/2018	10.45	.18	(.15)	.03	(.20)	–	(.20)	10.28	.32	57		.73		.73		1.72
12/31/2017	10.54	.14	(.01)	.13	(.15)	(.07)	(.22)	10.45	1.22	63		.72		.72		1.27
Class 4:
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43		.99		.79		.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37		.98		.85		.41
12/31/2019	10.19	.18	.31	.49	(.24)	–	(.24)	10.44	4.80	28		.97		.97		1.71
12/31/2018	10.38	.15	(.15)	– [9]	(.19)	–	(.19)	10.19	.07	24		.98		.98		1.49
12/31/2017	10.48	.11	– [9]	.11	(.14)	(.07)	(.21)	10.38	.97	12		.97		.97		1.03

See end of tables for footnotes.

354	American Funds Insurance Series

Financial highlights  (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net (loss) income to average net assets

Ultra-Short Bond Fund

Class 1:
12/31/2021	$11.31	$(.03)	$(.01)		$(.04)	$–	$–	$–	$11.27	(.35)%	$37		.37%		(.28)%
12/31/2020	11.30	.02	.02		.04	(.03)	–	(.03)	11.31	.34	44		.37		.16
12/31/2019	11.31	.22	–	[9]	.22	(.23)	–	(.23)	11.30	1.92	30		.36		1.92
12/31/2018	11.29	.18	–	[9]	.18	(.16)	–	(.16)	11.31	1.58	37		.35		1.60
12/31/2017	11.27	.08	(.01)		.07	(.05)	–	(.05)	11.29	.66	37		.35		.68
Class 1A:
12/31/2021	11.31	(.03)	–	[9]	(.03)	–	–	–	11.28	(.27)	–	[8]	.36		(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	–	(.03)	11.31	.32	–	[8]	.35		.26
12/31/2019	11.31	.22	–	[9]	.22	(.23)	–	(.23)	11.30	1.92	–	[8]	.37		1.90
12/31/2018	11.29	.18	–	[9]	.18	(.16)	–	(.16)	11.31	1.58	–	[8]	.35		1.60
12/31/2017[4,5]	11.27	.08	–	[9]	.08	(.06)	–	(.06)	11.29	.67 [6]	–	[8]	.34	[7]	.69 [7]
Class 2:
12/31/2021	10.99	(.06)	–	[9]	(.06)	–	–	–	10.93	(.55)	245		.62		(.53)
12/31/2020	11.01	– [9]	–	[9]	– [9]	(.02)	–	(.02)	10.99	.03	288		.62		(.05)
12/31/2019	11.03	.18	–	[9]	.18	(.20)	–	(.20)	11.01	1.62	230		.61		1.66
12/31/2018	11.01	.15	–	[9]	.15	(.13)	–	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	–	[9]	.05	(.03)	–	(.03)	11.01	.46	249		.60		.42
Class 3:
12/31/2021	11.12	(.05)	–	[9]	(.05)	–	–	–	11.07	(.45)	5		.55		(.46)
12/31/2020	11.13	– [9]	.02		.02	(.03)	–	(.03)	11.12	.13	4		.55		.03
12/31/2019	11.14	.20	–	[9]	.20	(.21)	–	(.21)	11.13	1.76	3		.54		1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	–	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	–	[9]	.06	(.04)	–	(.04)	11.12	.54	4		.53		.50
Class 4:
12/31/2021	11.08	(.09)	.01		(.08)	–	–	–	11.00	(.72)	46		.87		(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	–	(.02)	11.08	(.25)	40		.87		(.35)
12/31/2019	11.15	.16	–	[9]	.16	(.18)	–	(.18)	11.13	1.40	22		.86		1.40
12/31/2018	11.13	.12	.01		.13	(.11)	–	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	–	[9]	.02	(.01)	–	(.01)	11.13	.16	15		.85		.19

See end of tables for footnotes.

American Funds Insurance Series	355

Financial highlights  (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[2]		Ratio of net income to average net assets[2]

U.S. Government Securities Fund

Class 1:
12/31/2021	$13.04	$.18	$(.26)	$(.08)	$(.18)	$(1.11)	$(1.29)	$11.67	(.44)%	$522		.39%		.29%		1.50%
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429		.38		.38		1.21
12/31/2019	11.94	.25	.43	.68	(.28)	–	(.28)	12.34	5.69	1,418		.37		.37		2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	–	(.25)	11.94	.91	1,445		.36		.36		2.02
12/31/2017	12.05	.21	.01	.22	(.19)	–	(.19)	12.08	1.83	1,558		.36		.36		1.68
Class 1A:
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5		.64		.53		1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4		.64		.64		.69
12/31/2019	11.93	.22	.43	.65	(.26)	–	(.26)	12.32	5.42	2		.62		.62		1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	–	(.23)	11.93	.70	1		.61		.61		1.82
12/31/2017[4,5]	12.05	.18	.03	.21	(.18)	–	(.18)	12.08	1.73 [6]	–	[8]	.58	[7]	.58	[7]	1.53	[7]
Class 2:
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391		.64		.54		1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439		.64		.64		.73
12/31/2019	11.82	.22	.42	.64	(.25)	–	(.25)	12.21	5.31	1,343		.62		.62		1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	–	(.21)	11.82	.73	1,323		.61		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	–	(.16)	11.96	1.59	1,473		.61		.61		1.43
Class 3:
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9		.57		.47		1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10		.57		.57		.78
12/31/2019	11.97	.23	.43	.66	(.26)	–	(.26)	12.37	5.49	9		.55		.55		1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	–	(.22)	11.97	.71	9		.54		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	–	(.17)	12.11	1.72	10		.54		.54		1.50
Class 4:
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238		.89		.79		.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272		.89		.89		.42
12/31/2019	11.84	.19	.42	.61	(.23)	–	(.23)	12.22	5.14	124		.87		.87		1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	–	(.20)	11.84	.50	91		.86		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	–	(.13)	11.98	1.28	62		.86		.86		1.18

See end of tables for footnotes.

356	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions							Ratio of expenses to average net assets before waivers/ reimburse- ments[11]		Ratio of expenses to average net assets after waivers/ reimburse- ments[2,11]				Ratio of net income (loss) to average net assets[2]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)						Net effective expense ratio[2,12,13]

Managed Risk Growth Fund

Class P1:
12/31/2021	$17.25	$.04	$2.16	$2.20	$(.18)	$(.74)	$(.92)	$18.53	13.08%	$13		.41%		.36%		.69%		.19%
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11		.42		.37		.72		.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6		.42		.37		.73		1.19
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[14]	3		.42	[14]	.37	[14]	.71	[14]	.82	[14]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [14]	2		.42	[14]	.36	[14]	.70	[14]	.69	[14]

Class P2:
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584		.67		.62		.95		(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554		.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34

Managed Risk International Fund

Class P1:
12/31/2021	$11.07	$.24	$(.67)	$(.43)	$(.09)	$–	$(.09)	$10.55	(3.92)%[14]	$2		.44%[14]		.36%[14]		.87%[14]		2.12%[14]
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [14]	2		.43	[14]	.35	[14]	.86	[14]	.82	[14]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [14]	1		.41	[14]	.33	[14]	.84	[14]	1.64	[14]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[14]	–	[8]	.33	[14]	.28	[14]	.77	[14]	3.02	[14]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [14]	–	[8]	.28	[14]	.20	[14]	.69	[14]	1.13	[14]

Class P2:
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	–	(.06)	10.48	(4.13)	160		.71		.63		1.14		1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168		.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03

Managed Risk Washington Mutual Investors Fund

Class P1:
12/31/2021	$11.24	$.16	$1.79	$1.95	$(.24)	$–	$(.24)	$12.95	17.46%[14]	$2		.41%[14]		.36%[14]		.77%[14]		1.33%[14]
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[14]	2		.40	[14]	.35	[14]	.76	[14]	1.66	[14]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [14]	1		.38	[14]	.33	[14]	.74	[14]	2.14	[14]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[14]	–	[8]	.33	[14]	.28	[14]	.67	[14]	3.21	[14]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [14]	–	[8]	.30	[14]	.25	[14]	.64	[14]	1.59	[14]

Class P2:
12/31/2021	11.18	.11	1.79	1.90	(.20)	–	(.20)	12.88	17.11	371		.68		.62		1.03		.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355		.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43

See end of tables for footnotes.

American Funds Insurance Series	357

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[11]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,11]		Ratio of net income (loss) to average net assets[2]
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)			Net effective expense ratio[2,12,13]

Managed Risk Growth-Income Fund

Class P1:
12/31/2021	$14.01	$.14	$1.99	$2.13	$(.21)	$(.20)	$(.41)	$15.73	15.32%	$2,328	.41%	.36%	.66%	.96%
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41	.36	.66	1.24
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42	.37	.67	1.71
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662	.40	.35	.64	(.20)
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [14]	2	.44 [14]	.37 [14]	.66 [14]	1.61 [14]
Class P2:
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66	.61	.91	.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66	.61	.91	1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67	.62	.92	1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230	.69	.64	.93	1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206	.70	.63	.92	1.08

Managed Risk Asset Allocation Fund
Class P1:
12/31/2021	$13.84	$.21	$1.55	$1.76	$(.27)	$–	$(.27)	$15.33	12.82%	$7	.41%	.36%	.66%	1.43%
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41	.36	.66	1.91
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41	.36	.65	2.01
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37	.32	.59	1.67
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656	.43	.38	.66	1.45
Class P2:
12/31/2021	13.45	.15	1.53	1.68	(.20)	–	(.20)	14.93	12.50	2,812	.66	.61	.91	1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66	.61	.91	1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62	.57	.84	1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68	.63	.91	1.13

See end of tables for footnotes.

358	American Funds Insurance Series

Financial highlights  (continued)

Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions[15,16]	Year ended December 31,
	2021	2020	2019	2018	2017

Capital Income Builder	60%	110%	44%	42%	59%
Asset Allocation Fund	45	49	47	34	39
Global Balanced Fund	36	68	60	30	28
The Bond Fund of America	87	72	146	98	153
Capital World Bond Fund	64	88	110	78	74
American Funds Mortgage Fund	38	123	84	60	98
U.S. Government Securities Fund	126	112	103	76	120

Portfolio turnover rate for all share classes including mortgage dollar roll transactions, if any[15,16]	Year ended December 31,
	2021	2020	2019	2018	2017

Global Growth Fund	18%	17%	14%	25%	31%
Global Small Capitalization Fund	29	38	50	43	33
Growth Fund	25	32	21	35	24
International Fund	44	40	32	29	29
New World Fund	43	70	38	58	56
Washington Mutual Investors Fund	90	40	37	49	34
Capital World Growth and Income Fund	85	36	29	49	41
Growth-Income Fund	24	33	27	39	27
International Growth and Income Fund	41	56	28	38	51
Capital Income Builder	93	184	72	98	88
Asset Allocation Fund	124	145	79	86	85
Global Balanced Fund	39	86	74	51	41
The Bond Fund of America	456	461	373	514	502
Capital World Bond Fund	91	145	159	125	105
American High-Income Trust	56	78	58	67	78
American Funds Mortgage Fund	975	1143	350	811	680
U.S. Government Securities Fund	433	867	277	446	551
Ultra-Short Bond Fund	– [17]	– [17]	– [17]	– [17]	– [17]
Managed Risk Growth Fund	32	80	10	7	25
Managed Risk International Fund	24	71	8	8	25
Managed Risk Washington Mutual Investors Fund	16	101	13	11	32
Managed Risk Growth-Income Fund	13	38	6	14	26
Managed Risk Asset Allocation Fund	5	30	8	12	1

[1]	Based on average shares outstanding.

[2]

This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the periods shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the periods shown CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.

[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.

[4]	Based on operations for a period that is less than a full year.

[5]	Class 1A shares began investment operations on January 6, 2017.

[6]	Not annualized.

[7]	Annualized.

[8]	Amount less than $1 million.

[9]	Amount less than $.01.

[10]	Amount less than .01%.

[11]	This column does not include expenses of the underlying funds in which each fund invests.

[12]

This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.

[13]	Unaudited.

[14]

All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[15]	Refer to Note 5 for further information on mortgage doller rolls.

[16]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.

[17]	Amount is either less than 1% or there is no turnover.

See notes to financial statements.

American Funds Insurance Series	359

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors FundSM, Capital World Growth and Income Fund®, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, The Bond Fund of America®, Capital World Bond Fund®, American High-Income Trust®, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund®, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Washington Mutual Investors FundSM (formerly Blue Chip Income and Growth Fund), Capital World Growth and Income Fund® (formerly Global Growth and Income Fund), Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, The Bond Fund of America® (formerly Bond Fund), Capital World Bond Fund®, American High Income Trust® (formerly High-Income Bond Fund), American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government Securities Fund® (formerly U.S. Government/ AAA-Rated Securities Fund), Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund (formerly Managed Risk Blue Chip Income and Growth Fund), Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds“) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

February 14, 2022

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

360	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2021, through December 31, 2021).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	361

Expense example (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period[1]	Annualized expense ratio

Global Growth Fund
Class 1 – actual return	$1,000.00	$1,044.35	$2.78	.54%
Class 1 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 1A – actual return	1,000.00	1,043.30	4.07	.79
Class 1A – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 2 – actual return	1,000.00	1,043.19	4.07	.79
Class 2 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 4 – actual return	1,000.00	1,041.82	5.35	1.04
Class 4 – assumed 5% return	1,000.00	1,019.96	5.30	1.04
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$ 964.99	$3.67	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A – actual return	1,000.00	963.92	4.90	.99
Class 1A – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 2 – actual return	1,000.00	963.99	4.90	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	962.63	6.13	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Growth Fund
Class 1 – actual return	$1,000.00	$1,082.01	$1.78	.34%
Class 1 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 1A – actual return	1,000.00	1,080.62	3.09	.59
Class 1A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 2 – actual return	1,000.00	1,080.70	3.09	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 – actual return	1,000.00	1,081.17	2.73	.52
Class 3 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,079.33	4.40	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84
International Fund
Class 1 – actual return	$1,000.00	$ 943.19	$2.69	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	941.93	3.92	.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 – actual return	1,000.00	941.65	3.92	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 3 – actual return	1,000.00	942.13	3.57	.73
Class 3 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	940.79	5.14	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05
New World Fund
Class 1 – actual return	$1,000.00	$ 954.20	$2.76	.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 1A – actual return	1,000.00	953.19	3.99	.81
Class 1A – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 2 – actual return	1,000.00	953.09	3.99	.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 – actual return	1,000.00	951.85	5.21	1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40	1.06

See end of tables for footnotes.

362	American Funds Insurance Series

Expense example  (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period[1]	Annualized expense ratio

Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,112.70	$1.38	.26%
Class 1 – assumed 5% return	1,000.00	1,023.89	1.33	.26
Class 1A – actual return	1,000.00	1,110.45	2.71	.51
Class 1A – assumed 5% return	1,000.00	1,022.63	2.60	.51
Class 2 – actual return	1,000.00	1,110.86	2.71	.51
Class 2 – assumed 5% return	1,000.00	1,022.63	2.60	.51
Class 4 – actual return	1,000.00	1,109.99	4.04	.76
Class 4 – assumed 5% return	1,000.00	1,021.37	3.87	.76
Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,045.13	$2.06	.40%
Class 1 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 1A – actual return	1,000.00	1,043.44	3.35	.65
Class 1A – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 2 – actual return	1,000.00	1,043.58	3.35	.65
Class 2 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 4 – actual return	1,000.00	1,042.28	4.63	.90
Class 4 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,088.44	$1.47	.28%
Class 1 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A – actual return	1,000.00	1,087.17	2.79	.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 – actual return	1,000.00	1,087.22	2.79	.53
Class 2 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 – actual return	1,000.00	1,087.58	2.42	.46
Class 3 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 4 – actual return	1,000.00	1,085.90	4.10	.78
Class 4 – assumed 5% return	1,000.00	1,021.27	3.97	.78
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$ 985.45	$3.40	.68%
Class 1 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 1A – actual return	1,000.00	984.18	4.65	.93
Class 1A – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 2 – actual return	1,000.00	984.50	4.65	.93
Class 2 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 4 – actual return	1,000.00	983.27	5.90	1.18
Class 4 – assumed 5% return	1,000.00	1,019.26	6.01	1.18
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,049.72	$1.45	.28%
Class 1 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 1A – actual return	1,000.00	1,047.66	2.74	.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 2 – actual return	1,000.00	1,047.62	2.74	.53
Class 2 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	1,046.38	4.02	.78
Class 4 – assumed 5% return	1,000.00	1,021.27	3.97	.78

See end of tables for footnotes.

American Funds Insurance Series	363

Expense example  (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period[1]	Annualized expense ratio

Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,046.97	$1.55	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,045.67	2.84	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,045.76	2.84	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,046.17	2.48	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,044.27	4.12	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,046.58	$3.77	.73%
Class 1 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 1A – actual return	1,000.00	1,045.80	5.05	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	1,045.42	5.05	.98
Class 2 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 4 – actual return	1,000.00	1,043.85	6.34	1.23
Class 4 – assumed 5% return	1,000.00	1,019.00	6.26	1.23
The Bond Fund of America
Class 1 – actual return	$1,000.00	$1,005.34	$1.01	.20%
Class 1 – assumed 5% return	1,000.00	1,024.20	1.02	.20
Class 1A – actual return	1,000.00	1,004.41	2.27	.45
Class 1A – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 2 – actual return	1,000.00	1,005.09	2.27	.45
Class 2 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 4 – actual return	1,000.00	1,003.44	3.53	.70
Class 4 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$ 984.22	$2.50	.50%
Class 1 – assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 1A – actual return	1,000.00	983.09	3.75	.75
Class 1A – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 2 – actual return	1,000.00	982.87	3.75	.75
Class 2 – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 4 – actual return	1,000.00	981.73	5.00	1.00
Class 4 – assumed 5% return	1,000.00	1,020.16	5.09	1.00
American High-Income Trust
Class 1 – actual return	$1,000.00	$1,019.91	$1.73	.34%
Class 1 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 1A – actual return	1,000.00	1,018.15	3.00	.59
Class 1A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 2 – actual return	1,000.00	1,018.05	3.00	.59
Class 2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 – actual return	1,000.00	1,019.15	2.65	.52
Class 3 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,017.92	4.27	.84
Class 4 – assumed 5% return	1,000.00	1,020.97	4.28	.84

See end of tables for footnotes.

364	American Funds Insurance Series

Expense example  (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period[1]	Annualized expense ratio

American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$1,002.52	$1.36	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,001.31	2.62	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,001.35	2.62	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	999.57	3.88	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$ 998.23	$1.91	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	999.11	1.86	.37
Class 1A – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 2 – actual return	1,000.00	997.26	3.17	.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 3 – actual return	1,000.00	998.19	2.82	.56
Class 3 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 4 – actual return	1,000.00	996.38	4.43	.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48	.88
U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$1,008.77	$1.16	.23%
Class 1 – assumed 5% return	1,000.00	1,024.05	1.17	.23
Class 1A – actual return	1,000.00	1,007.74	2.43	.48
Class 1A – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 2 – actual return	1,000.00	1,007.51	2.43	.48
Class 2 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 3 – actual return	1,000.00	1,008.04	2.08	.41
Class 3 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 4 – actual return	1,000.00	1,007.18	3.69	.73
Class 4 – assumed 5% return	1,000.00	1,021.53	3.72	.73

See end of tables for footnotes.

American Funds Insurance Series	365

Expense example  (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period	[1,2]	Annualized expense ratio [2]	Effective expenses paid during period	[3]	Effective annualized expense ratio [4]

Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,051.28	$1.86		.36%	$3.57		.69%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84		.36	3.52		.69
Class P2 – actual return	1,000.00	1,049.88	3.20		.62	4.91		.95
Class P2 – assumed 5% return	1,000.00	1,022.08	3.16		.62	4.84		.95
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$ 935.28	$1.76		.36%	$4.24		.87%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84		.36	4.43		.87
Class P2 – actual return	1,000.00	934.05	3.07		.63	5.56		1.14
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	5.80		1.14
Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,076.75	$1.88		.36%	$4.03		.77%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84		.36	3.92		.77
Class P2 – actual return	1,000.00	1,074.57	3.29		.63	5.39		1.03
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	5.24		1.03
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,059.70	$1.87		.36%	$3.43		.66%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84		.36	3.36		.66
Class P2 – actual return	1,000.00	1,057.89	3.16		.61	4.72		.91
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11		.61	4.63		.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,038.67	$1.85		.36%	$3.39		.66%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84		.36	3.36		.66
Class P2 – actual return	1,000.00	1,037.31	3.13		.61	4.67		.91
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11		.61	4.63		.91

[1]

The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]

The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).

[4]

The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

366	American Funds Insurance Series

Liquidity Risk Management Program

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2020, through September 30, 2021. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	367

Board of trustees and other officers

Independent trustees[1]
Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper, 1946	2010	Private investor	91	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)
Interested trustees[4,5]
Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President and Trustee	1998	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company[6]	35	None
Michael C. Gitlin, 1970	2019	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

368	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company[6]; Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[6]; Senior Vice President and Director, Capital Group International, Inc.[6]; Director, Capital Group Investment Management Limited[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Martin Jacobs, 1962 Vice President	2016	Partner – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Carl M. Kawaja, 1964 Vice President	2008	Partner – Capital World Investors, Capital Research and Management Company; Partner – Capital World Investors, Capital Bank and Trust Company[6]; Chairman and Director, Capital Research and Management Company
Sung Lee, 1966 Vice President	2008	Partner – Capital Research Global Investors, Capital International, Inc.[6]; Director, The Capital Group Companies, Inc.[6]
Keiko McKibben, 1969 Vice President	2010	Partner – Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner – Capital Research Global Investors, Capital International, Inc.[6]
Steven I. Koszalka, 1964 Secretary	2003	Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President – Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President – Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]

This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.

[4]

The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).

[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	369

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370	American Funds Insurance Series

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372	American Funds Insurance Series

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American Funds Insurance Series	375

Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

376	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2022, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success	The Capital System	American Funds Insurance Series’ superior outcomes

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 27 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 91% of 10-year periods and 100% of 20-year periods.[2] Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[4]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2021.

[2]

Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth-Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.

[3]

Based on Class 1 share results as of December 31, 2020. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.

[4]	Based on management fees for the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

  Lit. No. INGEARX-998-0222P Printed in USA RCG/PHX/8074-S85048 © 2022 Capital Group. All rights reserved.

Transamerica BlackRock Global Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

2021 was a positive albeit turbulent year for listed real estate. While COVID-19 variants and breakouts remained key risk factors, rising immunity levels, development and distribution of effective therapeutics, and behavioral adaptation led to progressively milder human and economic tolls. In this environment, both macro factors and company-level micro factors drove investment returns. The first half of the year saw a broader rollout of vaccines in developed markets and a rollback of pandemic restrictions. Pent up demand benefited mobility dependent sectors while the secular trends of migration, demographics and digitization continued at pace. The emergence of the Delta and Omicron variants in the second half of 2021 added uncertainty to the economic outlook. This combined with a growing discussion of central bank tightening and rising global inflation drove more volatility and a lower return in the second half of the year.

Historically, rising rates are viewed as a negative for real estate, though actual results offer some contradictory evidence to that claim. There is no historical framework for our current environment. If rising rates are a result of rising economic activity and increased utilization, then that may benefit real estate. Our preference in this environment is to take a portfolio approach that consists of securities that offer durable value and reliable income paired with growth whether that be cyclical or secular.

PERFORMANCE

For the year ended December 31, 2021, Transamerica BlackRock Global Real Estate Securities VP, Initial Class returned 26.22%. By comparison, its benchmark, the S&P Developed Property Net Total Return Index, returned 25.69%.

STRATEGY REVIEW

For the fiscal year ended December 31, 2021, Transamerica BlackRock Global Estate Securities VP (the “Portfolio”) outperformed the S&P Developed Property Net Total Return Index (the “benchmark”).

Alpha was driven by our stock selection decisions, while sector allocation decisions detracted from results. On a regional level, our stock selection decisions were mixed across the regions: Americas (U.S. and Canada) and EMEA (Europe, Middle East, and Africa) helped, while APAC (Asia-Pacific) detracted. At a sector level, the main drivers were U.S. Triple Net, U.S. Communications, Hong Kong Developers and Singapore real estate investment trusts. The main detractors included were Chinese Communications, Chinese Developers, Eurozone Office, and Australian Developers.

Extra Space Storage, Inc., REIT, Rexford Industrial Realty, Inc., REIT, Mitsui Fudosan Logistics Park, Inc., REIT, EPR Properties, REIT and Outfront Media, Inc., REIT helped results during 2021, while Shimao Group Holdings Ltd., GDS Holdings Ltd., Mitsubishi Estate CO. Ltd., Public Storage and ESR Cayman Ltd. detracted from performance. Chinese equities saw material volatility and underperformance in 2021 as increased government intervention led to a spike in risk premium and a material reduction in stock prices. The Portfolio’s exposure is measured and in two companies (Shimao Group Holdings Ltd. and GDS Holdings Ltd.) where we have confidence in our bottom-up analysis and our view of relative value in the context of the global real estate securities universe.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Alastair Gillespie, CFA

Mark Howard-Johnson, CFA

James Wilkinson

Co-Portfolio Managers

BlackRock Investment Management, LLC

BlackRock International Limited

BlackRock (Singapore) Limited

Asset Allocation	Percentage of Net Assets
Common Stocks	97.6%
Repurchase Agreement	2.1
Other Investment Company	1.4
Net Other Assets (Liabilities) ^	(1.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 year	10 year or Since Inception	Inception Date
Initial Class	26.22%	9.53%	8.83%	05/01/1998
S&P Developed Property Net Total Return Index (A)	25.69%	8.21%	9.04%
Service Class	25.85%	9.25%	8.57%	05/01/2003

(A) The S&P Developed Property Net Total Return Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in real estate poses certain risks related to overall and specific economic conditions, credit risk, interest rate fluctuations, as well as risks related to an individual property due to extended vacancies and uninsured damage losses from natural disasters.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portion of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility. The Portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the Portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,081.20	$4.14	$1,021.20	$4.02	0.79%
Service Class	1,000.00	1,079.40	5.40	1,020.00	5.24	1.03

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 97.6%
Australia - 3.4%
Centuria Capital Group (A)	3,447,258	$8,778,184
Goodman Group, REIT	808,129	15,580,788
Lendlease Corp. Ltd.	1,573,552	12,238,315

		36,597,287

Belgium - 1.9%
Aedifica SA, REIT	67,543	8,835,544
Warehouses de Pauw CVA, REIT	245,474	11,788,131

		20,623,675

Canada - 1.2%
Allied Properties, REIT	214,965	7,468,842
Summit Industrial Income, REIT	311,105	5,779,649

		13,248,491

China - 2.2%
GDS Holdings Ltd., ADR (B)	21,288	1,003,942
GDS Holdings Ltd., Class A (A) (B)	3,842,791	22,324,760

		23,328,702

France - 1.4%
Covivio, REIT	109,870	9,031,278
Klepierre SA, REIT (B)	270,029	6,409,872

		15,441,150

Germany - 3.8%
Vonovia SE	737,602	40,643,462

Hong Kong - 4.4%
CK Asset Holdings Ltd.	1,357,500	8,556,678
ESR Cayman Ltd. (B) (C)	6,720,700	22,711,037
New World Development Co. Ltd.	1,914,250	7,573,483
Shimao Group Holdings Ltd. (A)	10,612,000	6,940,795
Wharf Holdings Ltd.	445,000	1,366,808

		47,148,801

Japan - 11.1%
Daito Trust Construction Co. Ltd.	37,600	4,313,513
Daiwa House Industry Co. Ltd.	338,200	9,719,557
Hankyu Hanshin, Inc., REIT	1,061	1,461,915
Heiwa Real Estate Co. Ltd.	15,000	505,566
Heiwa Real Estate, Inc., REIT	1,073	1,458,648
Hulic Co. Ltd.	1,883,600	17,912,066
Katitas Co. Ltd.	24,300	935,294
Keihanshin Building Co. Ltd.	177,800	2,415,355
Kenedix Office Investment Corp., REIT	2,442	15,091,140
Mitsubishi Estate Co. Ltd.	2,044,800	28,366,453
Mitsui Fudosan Logistics Park, Inc., REIT	1,560	8,747,283
Nippon Building Fund, Inc., REIT	3,048	17,753,530
ORIX J-REIT, Inc.	5,341	8,349,303
Tokyu Fudosan Holdings Corp.	289,700	1,623,020

		118,652,643

Luxembourg - 1.9%
Aroundtown SA	3,349,863	20,207,601

Republic of Korea - 0.8%
ESR Kendall Square Co. Ltd., REIT	1,470,861	7,826,525
LOTTE Co. Ltd., REIT	265,707	1,240,585

		9,067,110

Singapore - 1.8%
Capitaland Investment Ltd. (B)	3,326,700	8,417,963
Cromwell European, REIT	1,927,422	5,551,754

	Shares	Value
COMMON STOCKS (continued)
Singapore (continued)
Digital Core Management Pte Ltd., REIT (B)	4,545,400	$ 5,272,664

		19,242,381

Spain - 0.9%
Cellnex Telecom SA (C)	156,868	9,086,987

Sweden - 2.1%
Castellum AB (A)	510,999	13,740,879
Samhallsbyggnadsbolaget i Norden AB	1,223,800	8,973,828

		22,714,707

United Kingdom - 4.1%
Assura PLC, REIT	7,560,656	7,143,140
Big Yellow Group PLC, REIT	389,935	9,009,486
Derwent London PLC, REIT	207,373	9,585,554
Grainger PLC	1,625,192	6,929,302
Segro PLC, REIT	575,755	11,194,834

		43,862,316

United States - 56.6%
Agree Realty Corp., REIT	166,745	11,898,923
Alexandria Real Estate Equities, Inc., REIT	51,069	11,386,344
AvalonBay Communities, Inc., REIT	123,667	31,237,048
Boston Properties, Inc., REIT	149,190	17,183,704
CareTrust, Inc., REIT	196,644	4,489,383
Cousins Properties, Inc., REIT	267,682	10,782,231
CubeSmart, REIT	149,026	8,481,070
Digital Realty Trust, Inc., REIT	110,685	19,576,856
EPR Properties, REIT	373,765	17,750,100
Equinix, Inc., REIT	49,533	41,896,993
Extra Space Storage, Inc., REIT	119,461	27,085,393
Federal Realty Investment Trust, REIT	42,053	5,732,665
Hilton Grand Vacations, Inc. (B)	209,580	10,921,214
Hudson Pacific Properties, Inc., REIT	245,639	6,069,740
Invitation Homes, Inc., REIT	279,478	12,671,532
Medical Properties Trust, Inc., REIT	1,177,603	27,826,759
Mid-America Apartment Communities, Inc., REIT	100,919	23,154,855
Outfront Media, Inc., REIT	1,066,148	28,594,089
Prologis, Inc., REIT	403,368	67,911,036
Regency Centers Corp., REIT	102,753	7,742,439
Rexford Industrial Realty, Inc., REIT	315,968	25,628,164
RLJ Lodging Trust, REIT	648,635	9,035,486
SBA Communications Corp., REIT	29,519	11,483,481
Simon Property Group, Inc., REIT	167,618	26,780,328
SL Green Realty Corp., REIT	122,103	8,754,785
Spirit Realty Capital, Inc., REIT	309,006	14,890,999
STAG Industrial, Inc., REIT	247,905	11,889,524
Sun Communities, Inc., REIT	132,258	27,770,212
UDR, Inc., REIT	425,318	25,514,827
VICI Properties, Inc., REIT (A)	743,012	22,372,091
Welltower, Inc., REIT	357,030	30,622,463

		607,134,734

Total Common Stocks (Cost $944,387,507)		1,047,000,047

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
OTHER INVESTMENT COMPANY - 1.4%
Securities Lending Collateral - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (D)	15,332,491	$ 15,332,491

Total Other Investment Company (Cost $15,332,491)		15,332,491

	Principal	Value
REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp., 0.00% (D), dated 12/31/2021, to be repurchased at $22,024,576 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $22,465,155.	$22,024,576	$ 22,024,576

Total Repurchase Agreement (Cost $22,024,576)		22,024,576

Total Investments (Cost $981,744,574)		1,084,357,114
Net Other Assets (Liabilities) - (1.1)%		(12,076,332)

Net Assets - 100.0%		$1,072,280,782

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements
Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Net Unrealized Appreciation (Depreciation)
Contracts for Difference (“CFD”)
Equity Securities Long (E)	GSI	Pay	01/20/2022	USD	7,015,678	0.7%	$7,346,610	$330,932

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/14/2022	USD	178,315	EUR	154,000	$2,935	$—
BNP	01/14/2022	USD	511,060	GBP	372,000	7,556	—
BNP	01/14/2022	USD	761,073	HKD	5,933,000	176	—
BNP	01/14/2022	USD	2,278,465	JPY	258,961,000	26,977	—
BNP	01/14/2022	SEK	26,839,000	USD	3,059,635	—	(89,134)
BNP	01/14/2022	ZAR	2,166,000	USD	144,846	—	(9,190)
BNP	01/14/2022	AUD	1,898,000	USD	1,351,226	29,723	—
BNP	01/14/2022	JPY	3,548,000	USD	31,409	—	(561)
BNP	01/14/2022	EUR	29,000	USD	32,812	214	—
BNP	01/14/2022	HKD	2,022,000	USD	259,183	135	—
BOA	01/14/2022	USD	259,548	EUR	223,000	5,591	—
BOA	01/14/2022	USD	721,174	GBP	544,000	—	(15,133)
BOA	01/14/2022	CAD	40,000	USD	32,275	—	(654)
BOA	01/14/2022	GBP	2,772,000	USD	3,693,264	58,655	—
BOA	01/14/2022	ILS	2,872,000	USD	924,071	—	(245)
BOA	01/14/2022	JPY	41,593,000	USD	368,863	—	(7,240)
BOA	01/14/2022	AUD	5,700,000	USD	4,068,362	78,852	—
BOA	01/14/2022	EUR	51,000	USD	57,718	362	—
CITI	01/14/2022	USD	1,104,621	HKD	8,596,000	2,198	—
CITI	01/14/2022	USD	2,079,350	KRW	2,464,841,000	6,571	—
GSI	01/14/2022	USD	7,435,690	EUR	6,571,000	—	(47,513)
GSI	01/14/2022	USD	827,786	JPY	94,876,000	2,905	—
GSI	01/14/2022	CHF	8,533,000	USD	9,286,365	81,621	—
GSI	01/14/2022	ILS	33,782,000	USD	10,493,182	373,354	—
GSI	01/14/2022	AUD	2,834,000	USD	1,996,085	65,880	—
GSI	01/14/2022	SEK	966,000	USD	106,776	139	—
GSI	01/14/2022	JPY	109,000	USD	950	—	(3)
HSBC	01/14/2022	USD	1,701,477	EUR	1,497,000	—	(3,341)
HSBC	01/14/2022	USD	987,977	GBP	728,000	2,626	—
HSBC	01/14/2022	USD	27,068,806	HKD	210,535,000	68,038	—
HSBC	01/14/2022	USD	521,600	JPY	59,651,000	2,976	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC	01/14/2022	USD	86,998	SEK	771,000	$1,665	$—
HSBC	01/14/2022	USD	167,434	SGD	229,000	—	(2,483)
HSBC	01/14/2022	JPY	530,207,103	USD	4,676,520	—	(66,734)
HSBC	01/14/2022	NZD	3,943,000	USD	2,771,456	—	(71,359)
HSBC	01/14/2022	HKD	29,992,000	USD	3,852,074	—	(5,650)
HSBC	01/14/2022	GBP	505,000	USD	673,114	10,407	—
HSBC	01/14/2022	SEK	4,483,000	USD	521,651	—	(25,479)
JPM	01/14/2022	USD	1,076,496	EUR	946,000	—	(831)
JPM	01/14/2022	USD	636,462	HKD	4,957,000	735	—
JPM	01/14/2022	USD	2,564,951	JPY	294,336,000	5,901	—
JPM	01/14/2022	USD	5,391,841	KRW	6,459,371,000	—	(40,092)
JPM	01/14/2022	USD	1,681,550	SEK	15,329,000	—	(15,042)
JPM	01/14/2022	THB	3,297,000	USD	98,904	—	(217)
JPM	01/14/2022	NOK	16,908,000	USD	2,000,300	—	(80,867)
JPM	01/14/2022	CAD	5,463,000	USD	4,411,297	—	(92,602)
JPM	01/14/2022	AUD	16,366,000	USD	12,019,111	—	(111,515)
JPM	01/14/2022	GBP	19,000	USD	26,179	—	(462)
JPM	01/14/2022	SEK	9,406,000	USD	1,099,238	—	(58,196)
JPM	01/14/2022	HKD	21,596,000	USD	2,773,199	—	(3,547)
JPM	01/14/2022	EUR	6,395,000	USD	7,239,402	43,369	—
JPM	01/14/2022	JPY	46,005,000	USD	405,579	—	(5,597)
SSB	01/14/2022	USD	1,036,274	AUD	1,401,000	16,932	—
SSB	01/14/2022	USD	25,936,219	EUR	22,330,000	506,311	—
SSB	01/14/2022	USD	326,873	GBP	243,000	—	(2,030)
SSB	01/14/2022	USD	6,708,521	HKD	52,184,000	16,009	—
SSB	01/14/2022	USD	2,822	JPY	320,000	40	—
SSB	01/14/2022	USD	190,721	SGD	257,000	28	—
SSB	01/14/2022	GBP	2,225,000	USD	2,970,770	40,781	—
SSB	01/14/2022	AUD	4,769,000	USD	3,512,491	—	(42,655)
SSB	01/14/2022	CAD	39,000	USD	31,119	—	(288)
SSB	01/14/2022	JPY	7,556,000	USD	66,297	—	(602)
SSB	01/14/2022	HKD	53,607,000	USD	6,872,433	2,577	—
UBS	01/14/2022	USD	10,636,982	EUR	9,156,000	209,922	—
UBS	01/14/2022	USD	7,059,202	HKD	55,031,000	1,568	—
UBS	01/14/2022	USD	1,166,055	SGD	1,598,000	—	(19,652)
UBS	01/14/2022	SGD	31,467,000	USD	23,327,370	20,968	—
UBS	01/14/2022	EUR	475,000	USD	535,981	4,959	—
UBS	01/14/2022	JPY	13,472,000	USD	118,307	—	(1,177)
UBS	01/14/2022	AUD	1,569,000	USD	1,120,904	20,672	—
UBS	01/14/2022	CAD	38,000	USD	29,743	297	—
UBS	01/14/2022	HKD	7,910,000	USD	1,017,736	—	(3,292)

Total						$1,720,625	$(823,383)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	71.9%	$779,572,169
Real Estate Management & Development	20.7	224,090,975
IT Services	2.2	23,328,702
Hotels, Restaurants & Leisure	1.0	10,921,214
Diversified Telecommunication Services	0.8	9,086,987

Investments	96.6	1,047,000,047
Short-Term Investments	3.4	37,357,067

Total Investments	100.0%	$1,084,357,114

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$621,387,167	$425,612,880	$—	$1,047,000,047
Other Investment Company	15,332,491	—	—	15,332,491
Repurchase Agreement	—	22,024,576	—	22,024,576

Total Investments	$636,719,658	$447,637,456	$—	$1,084,357,114

Other Financial Instruments
Over-the-Counter Total Return Swap Agreements - CFD (G)	$—	$330,932	$—	$330,932
Forward Foreign Currency Contracts (G)	—	1,720,625	—	1,720,625

Total Other Financial Instruments	$—	$2,051,557	$—	$2,051,557

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (G)	$—	$(823,383)	$—	$(823,383)

Total Other Financial Instruments	$—	$(823,383)	$—	$(823,383)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $34,202,795, collateralized by cash collateral of $15,332,491 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $20,225,011. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $31,798,024, representing 3.0% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2021.
(E)	The Portfolio receives or pays the total return on a portfolio of long positions underlying the total return swap. In addition, the Portfolio pays or receives a variable rate of interest, based on a specific benchmark, with an average spread of 20 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest is the Federal Funds Rate.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
ILS	Israel New Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
J-REIT	Japan-Real Estate Investment Trust
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $959,719,998) (including securities loaned of $34,202,795)	$1,062,332,538
Repurchase agreement, at value (cost $22,024,576)	22,024,576
Foreign currency, at value (cost $10,172)	10,187
Receivables and other assets:
Investments sold	38,530
Net income from securities lending	6,301
Shares of beneficial interest sold	87,628
Dividends	3,614,617
Tax reclaims	81,867
Unrealized appreciation on OTC swap agreements - CFD	330,932
Unrealized appreciation on forward foreign currency contracts	1,720,625

Total assets	1,090,247,801

Liabilities:
Cash collateral received upon return of:
Securities on loan	15,332,491
Cash collateral at broker for:
OTC derivatives (A)	350,000
Payables and other liabilities:
Investments purchased	44,025
Dividends, interest and fees for borrowings from CFD	868
Shares of beneficial interest redeemed	66,114
Due to custodian	486,316
Investment management fees	639,124
Distribution and service fees	22,064
Transfer agent costs	2,266
Trustees, CCO and deferred compensation fees	6,589
Audit and tax fees	21,622
Custody fees	81,977
Legal fees	1,946
Printing and shareholder reports fees	72,718
Other accrued expenses	15,516
Unrealized depreciation on forward foreign currency contracts	823,383

Total liabilities	17,967,019

Net assets	$1,072,280,782

Net assets consist of:
Capital stock ($0.01 par value)	$809,413
Additional paid-in capital	1,011,384,106
Total distributable earnings (accumulated losses)	60,087,263

Net assets	$1,072,280,782

Net assets by class:
Initial Class	$965,695,309
Service Class	106,585,473

Shares outstanding:
Initial Class	73,351,602
Service Class	7,589,674

Net asset value and offering price per share:
Initial Class	$13.17
Service Class	14.04

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$26,887,413
Net income from securities lending	64,117
Withholding taxes on foreign income	(631,786)

Total investment income	26,319,744

Expenses:
Investment management fees	5,373,667
Distribution and service fees:
Service Class	252,337
Transfer agent costs	10,099
Trustees, CCO and deferred compensation fees	31,145
Audit and tax fees	32,363
Custody fees	196,536
Legal fees	37,941
Printing and shareholder reports fees	54,385
Dividends, interest and fees for borrowings from CFD	17,293
Other	37,638

Total expenses	6,043,404

Net investment income (loss)	20,276,340

Net realized gain (loss) on:
Investments	47,427,497
Swap agreements	(646,287)
Forward foreign currency contracts	848,974
Foreign currency transactions	185,272

Net realized gain (loss)	47,815,456

Net change in unrealized appreciation (depreciation) on:
Investments	70,611,427
Swap agreements	342,585
Forward foreign currency contracts	406,116
Translation of assets and liabilities denominated in foreign currencies	(20,411)

Net change in unrealized appreciation (depreciation)	71,339,717

Net realized and change in unrealized gain (loss)	119,155,173

Net increase (decrease) in net assets resulting from operations	$139,431,513

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$20,276,340	$11,369,049
Net realized gain (loss)	47,815,456	(85,376,278)
Net change in unrealized appreciation (depreciation)	71,339,717	(35,400,978)

Net increase (decrease) in net assets resulting from operations	139,431,513	(109,408,207)

Dividends and/or distributions to shareholders:
Initial Class	(22,236,504)	(62,472,382)
Service Class	(2,158,245)	(15,706,919)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(24,394,749)	(78,179,301)

Capital share transactions:
Proceeds from shares sold:
Initial Class	622,749,896	14,094,529
Service Class	10,489,341	11,130,483

	633,239,237	25,225,012

Dividends and/or distributions reinvested:
Initial Class	22,236,504	62,472,382
Service Class	2,158,245	15,706,919

	24,394,749	78,179,301

Cost of shares redeemed:
Initial Class	(117,160,066)	(470,380,536)
Service Class	(17,934,259)	(15,664,076)

	(135,094,325)	(486,044,612)

Net increase (decrease) in net assets resulting from capital share transactions	522,539,661	(382,640,299)

Net increase (decrease) in net assets	637,576,425	(570,227,807)

Net assets:
Beginning of year	434,704,357	1,004,932,164

End of year	$1,072,280,782	$434,704,357

Capital share transactions - shares:
Shares issued:
Initial Class	48,908,734	1,082,418
Service Class	804,641	932,542

	49,713,375	2,014,960

Shares reinvested:
Initial Class	1,771,833	6,480,538
Service Class	161,063	1,527,910

	1,932,896	8,008,448

Shares redeemed:
Initial Class	(9,479,979)	(43,159,364)
Service Class	(1,381,678)	(1,352,683)

	(10,861,657)	(44,512,047)

Net increase (decrease) in shares outstanding:
Initial Class	41,200,588	(35,596,408)
Service Class	(415,974)	1,107,769

	40,784,614	(34,488,639)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$10.69	$13.40	$10.80	$13.15	$12.26

Investment operations:
Net investment income (loss) (A)	0.36	0.23	0.27	0.24	0.22
Net realized and unrealized gain (loss)	2.43	(0.53)	2.44	(1.48)	1.14

Total investment operations	2.79	(0.30)	2.71	(1.24)	1.36

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(1.51)	(0.11)	(1.11)	(0.47)
Net realized gains	—	(0.90)	—	—	—

Total dividends and/or distributions to shareholders	(0.31)	(2.41)	(0.11)	(1.11)	(0.47)

Net asset value, end of year	$13.17	$10.69	$13.40	$10.80	$13.15

Total return	26.22%	(0.31)%	25.19%	(10.09)%	11.32%

Ratio and supplemental data:
Net assets end of year (000’s)	$965,695	$343,554	$907,719	$353,992	$177,075
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.82%	0.78%	0.92%	0.92%
Including waiver and/or reimbursement and recapture	0.79%	0.82%	0.78%	0.91%	0.92%
Net investment income (loss) to average net assets	2.88%	2.03%	2.17%	2.03%	1.66%
Portfolio turnover rate	62%	107%	93%	241%	119%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$11.39	$14.09	$11.35	$13.76	$12.81

Investment operations:
Net investment income (loss) (A)	0.28	0.21	0.24	0.26	0.16
Net realized and unrealized gain (loss)	2.65	(0.53)	2.58	(1.60)	1.23

Total investment operations	2.93	(0.32)	2.82	(1.34)	1.39

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(1.48)	(0.08)	(1.07)	(0.44)
Net realized gains	—	(0.90)	—	—	—

Total dividends and/or distributions to shareholders	(0.28)	(2.38)	(0.08)	(1.07)	(0.44)

Net asset value, end of year	$14.04	$11.39	$14.09	$11.35	$13.76

Total return	25.85%	(0.51)%	24.88%	(10.33)%	11.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$106,586	$91,150	$97,213	$77,284	$99,725
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.06%	1.03%	1.17%	1.17%
Including waiver and/or reimbursement and recapture	1.04%	1.06%	1.03%	1.16%	1.17%
Net investment income (loss) to average net assets	2.16%	1.82%	1.82%	2.06%	1.23%
Portfolio turnover rate	62%	107%	93%	241%	119%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Real Estate Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$15,332,491	$—	$—	$—	$15,332,491
Total Borrowings	$15,332,491	$—	$—	$—	$15,332,491

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2021, if any, are listed within the Schedule of Investments.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2021, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
OTC swaps:
OTC swap agreements, at value	$—	$—	$330,932	$—	$—	$330,932
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	1,720,625	—	—	—	1,720,625
Total	$—	$1,720,625	$330,932	$—	$—	$2,051,557

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(823,383)	$—	$—	$—	$(823,383)
Total	$—	$(823,383)	$—	$—	$—	$(823,383)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$(646,287)	$—	$—	$(646,287)
Forward foreign currency contracts	—	848,974	—	—	—	848,974
Total	$—	$848,974	$(646,287)	$—	$—	$202,687

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$342,585	$—	$—	$342,585
Forward foreign currency contracts	—	406,116	—	—	—	406,116
Total	$—	$406,116	$342,585	$—	$—	$748,701

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Total return swaps:
Average notional value — long	$5,925,862
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	98,167,569
Average contract amounts sold — in USD	94,693,476

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$143,460	$(23,272)	$—	$120,188	$23,272	$(23,272)	$—	$—
BNP Paribas	67,716	(67,716)	—	—	98,885	(67,716)	—	31,169
Citibank, N.A.	8,769	—	—	8,769	—	—	—	—
Goldman Sachs International	854,831	(47,516)	(340,000)	467,315	47,516	(47,516)	—	—
HSBC Bank USA	85,712	(85,712)	—	—	175,046	(85,712)	—	89,334

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Counterparty	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
JPMorgan Chase Bank, N.A.	$50,005	$(50,005)	$—	$—	$408,968	$(50,005)	$—	$358,963
State Street Bank & Trust Co.	582,678	(45,575)	—	537,103	45,575	(45,575)	—	—
UBS AG	258,386	(24,121)	—	234,265	24,121	(24,121)	—	—

Total	$2,051,557	$(343,917)	$(340,000)	$1,367,640	$823,383	$(343,917)	$—	$479,466

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS (continued)

resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

Real estate securities risk: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the Portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the Portfolio will also be subject to the risks associated with that one area or property type. The value of the Portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.77%
Over $250 million up to $500 million	0.75
Over $500 million up to $750 million	0.70
Over $750 million	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2022
Service Class	1.15	May 1, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 937,697,915	$ —	$ 441,227,524	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, CFD swap mark-to-market and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,003,666,568	$ 119,851,899	$ (39,083,761)	$ 80,768,138

As of December 31, 2021, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 33,880,442	$ 11,531,848

During the year ended December 31, 2021, the capital loss carryforwards utilized are $34,525,981.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 24,394,749	$ —	$ —	$ 72,986,513	$ 5,192,788	$ —

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 24,733,841	$ —	$ (45,412,290)	$ —	$ —	$ 80,765,712

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Real Estate Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Real Estate Securities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Global Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	38.8%
Short-Term U.S. Government Agency Obligations	23.8
Short-Term U.S. Government Obligations	23.4
U.S. Government Agency Obligations	8.9
U.S. Government Obligations	7.3
Net Other Assets (Liabilities)	(2.2)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	0.26
Duration †	0.12

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond's interest rate sensitivity, based on the weighted average of the time periods over which a bond's cash flows accrue to the bondholder.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,000.00	$0.35	$1,024.90	$0.36	0.07%
Service Class	1,000.00	1,000.00	0.30	1,024.90	0.31	0.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.9%
Federal Farm Credit Banks Funding Corp.
SOFR + 0.05%, 0.10% (A), 08/22/2023 - 09/28/2023	$7,120,000	$7,120,000
SOFR + 0.06%, 0.11% (A), 11/22/2023	5,250,000	5,250,000
SOFR + 0.08%, 0.13% (A), 11/03/2022	4,510,000	4,510,000
SOFR + 0.09%, 0.14% (A), 10/07/2022	3,055,000	3,055,000
3-Month Treasury Money Market Yield + 0.12%, 0.21% (A), 05/02/2022	1,165,000	1,164,977
SOFR + 0.18%, 0.23% (A), 01/14/2022	2,435,000	2,435,000
SOFR + 0.19%, 0.24% (A), 07/14/2022	2,505,000	2,505,000
FFR + 0.18%, 0.26% (A), 07/20/2022	8,530,000	8,529,537
Federal Home Loan Banks
SOFR + 0.01%, 0.06% (A), 09/06/2022	4,500,000	4,500,000
SOFR + 0.02%, 0.07% (A), 12/16/2022	9,075,000	9,075,000
SOFR + 0.07%, 0.12% (A), 04/28/2022	1,470,000	1,470,000
SOFR + 0.12%, 0.17% (A), 02/28/2022	3,450,000	3,450,000
Federal Home Loan Mortgage Corp.
SOFR + 0.07%, 0.12% (A), 11/10/2022	1,990,000	1,990,000
0.13%, 07/25/2022	3,260,000	3,260,809
Federal National Mortgage Association
SOFR + 0.35%, 0.40% (A), 04/07/2022	3,960,000	3,960,000
SOFR + 0.39%, 0.44% (A), 04/15/2022	4,380,000	4,380,000

Total U.S. Government Agency Obligations (Cost $66,655,323)		66,655,323

U.S. GOVERNMENT OBLIGATIONS - 7.3%
U.S. Treasury - 7.3%
U.S. Treasury Floating Rate Note
3-Month Treasury Money Market Yield + 0.04%, 0.12% (A), 10/31/2023	8,000,000	8,000,000
3-Month Treasury Money Market Yield + 0.05%, 0.13% (A), 01/31/2023	32,000,000	32,000,855
3-Month Treasury Money Market Yield + 0.06%, 0.14% (A), 07/31/2022	4,918,100	4,918,100
U.S. Treasury Note
0.13%, 06/30/2022	650,000	650,173
1.38%, 01/31/2022	6,410,000	6,416,903
1.75%, 05/15/2022 - 06/15/2022	1,110,000	1,117,084
2.13%, 05/15/2022	1,465,000	1,476,046

Total U.S. Government Obligations (Cost $54,579,161)		54,579,161

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 23.8%
Federal Farm Credit Banks Funding Corp. 0.07% (B), 08/10/2022	10,685,000	10,684,678
Federal Farm Credit Discount Notes
0.05% (B), 01/07/2022 - 04/19/2022	7,155,000	7,154,138
0.06% (B), 06/21/2022	3,505,000	3,504,001
Federal Home Loan Bank Discount Notes
0.04% (B), 01/12/2022 - 04/01/2022	25,680,000	25,678,227
0.05% (B), 01/14/2022 - 03/11/2022	68,060,000	68,055,554
0.06% (B), 02/14/2022 - 04/22/2022	16,520,000	16,517,972
Federal Home Loan Banks
0.04% (B), 01/12/2022 - 02/01/2022	25,715,000	25,714,819
0.05% (B), 01/28/2022 - 02/07/2022	6,010,000	6,009,995
0.06% (B), 03/22/2022 - 05/23/2022	11,055,000	11,054,880
SOFR + 0.01%, 0.06% (A), 03/28/2022 - 03/30/2022	1,595,000	1,595,000

	Principal	Value

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association Discount Notes 0.05% (B), 03/02/2022	$ 2,630,000	$ 2,629,781

Total Short-Term U.S. Government Agency Obligations (Cost $178,599,045)		178,599,045

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 23.4%
U.S. Cash Management Bill
0.07% (B), 04/05/2022	435,000	434,921
0.08% (B), 04/05/2022	825,000	824,838
0.11% (B), 04/26/2022	24,425,000	24,416,417
0.12% (B), 05/03/2022	1,085,000	1,084,561
0.13% (B), 05/03/2022	16,270,000	16,263,277
U.S. Treasury Bill
0.05% (B), 02/24/2022 - 03/03/2022	38,350,000	38,346,983
0.06% (B), 03/10/2022	31,720,000	31,716,705
0.08% (B), 03/24/2022 - 09/08/2022	8,219,200	8,217,032
0.09% (B), 03/31/2022	16,690,000	16,686,493
0.13% (B), 06/16/2022	15,055,000	15,045,975
0.15% (B), 06/23/2022	9,060,000	9,053,687
0.16% (B), 06/23/2022	4,875,000	4,871,252
0.18% (B), 06/30/2022	1,080,000	1,079,028
0.21% (B), 06/30/2022	6,005,000	5,998,695
0.40% (B), 12/29/2022	1,520,000	1,514,039

Total Short-Term U.S. Government Obligations (Cost $175,553,903)		175,553,903

REPURCHASE AGREEMENTS - 38.8%
Barclays Capital, Inc., 0.05% (B), dated 12/31/2021, to be repurchased at $27,000,113 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.75%, due 06/30/2022, and with a value of $27,540,092.	27,000,000	27,000,000
BNP Paribas SA, 0.05% (B), dated 12/31/2021, to be repurchased at $45,000,188 on 01/03/2022. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.00% - 5.63%, due 01/27/2022 - 02/15/2051, and with a total value of $45,900,002.	45,000,000	45,000,000
Citigroup Global Markets, Inc., 0.05% (B), dated 12/31/2021, to be repurchased at $35,000,146 on 01/03/2022. Collateralized by U.S. Government Obligations, 0.25% - 6.88%, due 07/31/2025 - 08/15/2025, and with a total value of $35,700,018.	35,000,000	35,000,000
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2021, to be repurchased at $824,275 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.00%, due 07/31/2028, and with a value of $840,808.	824,275	824,275

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

REPURCHASE AGREEMENTS (continued)

Goldman Sachs & Co., 0.05% (B), dated 12/31/2021, to be repurchased at $48,000,200 on 01/03/2022. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.13% - 4.50%, due 07/15/2023 - 02/20/2051, and with a total value of $48,960,243.

	$ 48,000,000	$ 48,000,000
JPMorgan Chase & Co., 0.05% (B), dated 12/31/2021, to be repurchased at $45,000,188 on 01/03/2022. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.00% - 7.00%, due 11/15/2022 - 12/20/2051, and with a total value of $45,900,140.	45,000,000	45,000,000
Merrill Lynch & Co., Inc., 0.05% (B), dated 12/31/2021, to be repurchased at $40,000,167 on 01/03/2022. Collateralized by U.S. Government Obligations, 1.25% - 2.63%, due 02/15/2029 - 08/15/2031, and with a total value of $40,800,097.	40,000,000	40,000,000

Principal	Value

REPURCHASE AGREEMENTS (continued)

Toronto-Dominion Bank, 0.05% (B), dated 12/31/2021, to be repurchased at $50,000,208 on 01/03/2022. Collateralized by U.S. Government Obligations, 0.13% - 2.25%, due 04/15/2022 - 07/31/2023, and with a total value of $51,000,046.

$ 50,000,000	$ 50,000,000

Total Repurchase Agreements (Cost $290,824,275)	290,824,275

Total Investments (Cost $766,211,707)	766,211,707
Net Other Assets (Liabilities) - (2.2)%	(16,525,542)

Net Assets - 100.0%	$749,686,165

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$66,655,323	$—	$66,655,323
U.S. Government Obligations	—	54,579,161	—	54,579,161
Short-Term U.S. Government Agency Obligations	—	178,599,045	—	178,599,045
Short-Term U.S. Government Obligations	—	175,553,903	—	175,553,903
Repurchase Agreements	—	290,824,275	—	290,824,275

Total Investments	$—	$766,211,707	$—	$766,211,707

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Rates disclosed reflect the yields at December 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

FFR	Federal Funds Rate
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $475,387,432)	$475,387,432
Repurchase agreement, at value (cost $290,824,275)	290,824,275
Receivables and other assets:
Shares of beneficial interest sold	1,405,125
Interest	79,749
Due from investment manager	130,495
Other assets from distributor	118,234

Total assets	767,945,310

Liabilities:
Payables and other liabilities:
Investments purchased	17,347,838
Shares of beneficial interest redeemed	464,286
Investment management fees	155,702
Distribution and service fees	118,234
Transfer agent costs	1,751
Trustees, CCO and deferred compensation fees	7,363
Audit and tax fees	16,996
Custody fees	53,902
Legal fees	20,044
Printing and shareholder reports fees	52,812
Other accrued expenses	20,217

Total liabilities	18,259,145

Net assets	$749,686,165

Net assets consist of:
Capital stock ($0.01 par value)	$7,496,939
Additional paid-in capital	742,195,836
Total distributable earnings (accumulated losses)	(6,610)

Net assets	$749,686,165

Net assets by class:
Initial Class	$197,487,386
Service Class	552,198,779

Shares outstanding:
Initial Class	197,490,215
Service Class	552,203,642

Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Interest income	$654,053

Total investment income	654,053

Expenses:
Investment management fees	2,024,999
Distribution and service fees:
Service Class	1,549,979
Transfer agent costs	11,486
Trustees, CCO and deferred compensation fees	33,024
Audit and tax fees	25,578
Custody fees	139,096
Legal fees	135,690
Printing and shareholder reports fees	49,379
Other	52,473

Total expenses before waiver and/or reimbursement and recapture	4,021,704

Expenses waived and/or reimbursed:
Initial Class	(489,368)
Service Class	(2,906,250)

Net expenses	626,086

Net investment income (loss)	27,967

Net increase (decrease) in net assets resulting from operations	$27,967

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$27,967	$1,526,001

Net increase (decrease) in net assets resulting from operations	27,967	1,526,001

Dividends and/or distributions to shareholders:
Initial Class	(7,402)	(512,537)
Service Class	(20,566)	(1,013,463)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(27,968)	(1,526,000)

Capital share transactions:
Proceeds from shares sold:
Initial Class	128,565,664	156,104,772
Service Class	184,445,034	556,632,487

	313,010,698	712,737,259

Dividends and/or distributions reinvested:
Initial Class	7,440	512,559
Service Class	20,774	1,013,591

	28,214	1,526,150

Cost of shares redeemed:
Initial Class	(159,201,278)	(104,968,422)
Service Class	(304,222,426)	(271,815,506)

	(463,423,704)	(376,783,928)

Net increase (decrease) in net assets resulting from capital share transactions	(150,384,792)	337,479,481

Net increase (decrease) in net assets	(150,384,793)	337,479,482

Net assets:
Beginning of year	900,070,958	562,591,476

End of year	$749,686,165	$900,070,958

Capital share transactions - shares:
Shares issued:
Initial Class	128,565,664	156,104,772
Service Class	184,445,034	556,632,487

	313,010,698	712,737,259

Shares reinvested:
Initial Class	7,440	512,559
Service Class	20,774	1,013,591

	28,214	1,526,150

Shares redeemed:
Initial Class	(159,201,278)	(104,968,422)
Service Class	(304,222,426)	(271,815,506)

	(463,423,704)	(376,783,928)

Net increase (decrease) in shares outstanding:
Initial Class	(30,628,174)	51,648,909
Service Class	(119,756,618)	285,830,572

	(150,384,792)	337,479,481

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021		December 31, 2020		December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)	0.02	0.02		0.00	(B)
Net realized and unrealized gain (loss)	—		—		—	(0.00	)(B)	0.00	(B)

Total investment operations	0.00	(B)	0.00	(B)	0.02	0.02		0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.02)	(0.02)		(0.00	)(B)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00

Total return	0.00%		0.29%		1.95%	1.72%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$197,487		$228,116		$176,468	$204,590		$178,217
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.29%		0.37%		0.29%	0.32%		0.33%
Including waiver and/or reimbursement and recapture	0.07	%(C)	0.25	%(C)	0.29%	0.32	%(D)	0.73	%(D)
Net investment income (loss) to average net assets	0.00	%(E)	0.25%		1.96%	1.58%		0.22%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(D)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of June 30, 2018. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021		December 31, 2020		December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)	0.02	0.01		0.00	(B)
Net realized and unrealized gain (loss)	—		—		—	(0.00	)(B)	0.00	(B)

Total investment operations	0.00	(B)	0.00	(B)	0.02	0.01		0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.02)	(0.01)		(0.00	)(B)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00

Total return	0.00%		0.25%		1.70%	0.78%		0.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$552,199		$671,955		$386,123	$370,614		$328,857
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%		0.62%		0.54%	0.57%		0.58%
Including waiver and/or reimbursement and recapture	0.07	%(C)	0.27	%(C)	0.54%	1.05	%(D)	0.94	%(D)
Net investment income (loss) to average net assets	0.00	%(E)	0.17%		1.70%	0.84%		0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(D)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of June 30, 2018. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Government Money Market VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Government money market fund risk: The Portfolio operates as a “government” money market portfolio under applicable federal regulations. The Portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Portfolio will be able to maintain a $1.00 share price. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Portfolio to impose such fees and gates in the future.

Repurchase agreements risk: In a repurchase agreement, the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specified price. The securities purchased serve as the Portfolio’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Portfolio is entitled to sell the securities, but the Portfolio may not

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.24%
Over $1 billion up to $3 billion	0.22
Over $3 billion	0.21

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.38%	May 1, 2022
Service Class	0.63	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Additionally, TAM or any of its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the Portfolio to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the Portfolio’s yield from falling below zero. Any such voluntary waiver or expense reimbursement is in addition to any contractual expense limitation arrangements in effect from time to time and may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the Portfolio of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to the Portfolio or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the Portfolio. There can be no assurance that the Portfolio will be able to prevent a negative yield.

Voluntarily waived and/or reimbursed expenses related to the maintenance of the yield are included in “Expenses waived and/or reimbursed,” and amounts recaptured by TAM under the voluntary yield waiver are included in “Recapture of previously waived and/or reimbursed fees,” in each case included in the Statement of Operations included in this shareholder report. The actual expense ratio of each class of the Portfolio, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the “Ratio and supplemental data” section in the Portfolio’s Financial Highlights in this shareholder report.

For the years ended December 31, 2019, December 31, 2020 and December 31, 2021, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived
	2019	2020	2021	Total
Initial Class	$—	$245,822	$489,368	$735,190
Service Class	—	743,940	1,356,271	2,100,211

As of December 31, 2021, the balances available for recapture by TAM due to the maintenance of the yield are as follows:

	Amounts Available
	2019	2020	2021	Total
Initial Class	$—	$244,584	$489,318	$733,902
Service Class	—	740,950	1,356,261	2,097,211

For the years ended December 31, 2020 and December 31, 2021, the amounts waived from financial intermediaries are as follows:

	Amounts Available
	2020 (A)	2021 (A)	Total
Service Class	$1,329,949	$1,549,979	$2,879,928

(A)	Not subject to recapture.

For the years ended December 31, 2019, December 31, 2020 and December 31, 2021, the amounts waived by TAM due to the operating expense limitation is as follows:

	Amounts Waived
	2019	2020	2021	Total
Initial Class	$—	$21,688	$—	$21,688
Service Class	—	57,862	—	57,862

As of December 31, 2021, there are no amounts available for recapture by TAM due to the operating expense limitation.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 766,211,707	$ —	$ —	$ —

As of December 31, 2021, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 6,632	$ —

During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 27,968	$ —	$ —	$ 1,526,000	$ —	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 22	$ —	$ (6,632)	$ —	$ —	$ —

8. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Government Money Market VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Government Money Market VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Government Money Market VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

(unaudited)

MARKET ENVIRONMENT

BlackRock Investment Management, LLC (11/1/2021 – 12/31/2021)

Throughout 2021, the U.S. Federal Reserve kept rates near-zero and continued its monthly asset purchases – monetary measures that supported risk assets but limited the rise in yields. Equities recorded double-digit gains for the third year in a row, whereas fixed income mostly fell, with treasury inflation-protected securities and high-yield being the exception. 2021’s performance was marked by an unprecedented monetary-fiscal coordination and a powerful economic recovery, further fueled by the highly-anticipated rollout of COVID-19 vaccines. The labor market recovery was particularly notable, with the unemployment rate falling to the pandemic-era low of 3.9% in December 2021. At its December 2021 meeting, the Federal Open Market Committee announced doubling the pace of its tapering program and signaled plans to join other central banks in raising interest rates, leaving the yield curve at its flattest level since the beginning of the year.

Despite a few brief corrections throughout 2021, markets largely brushed off news that could have derailed the rally: rising inflation, ongoing supply chain disruptions, novel central bank frameworks, and the late 2021 surge in infections stemming from the spread of the new and more transmissible COVID-19 variants, to name a few. In fact, all 11 S&P 500® Index sectors posted double-digit gains during the year. Other developed markets also rose on the back of the cyclical recovery. In contrast, emerging market equities fell in 2021, largely due to continued supply chain disruptions, disparate vaccine rollout, and a sell-off in Chinese assets amid worries about the Evergrande debt crisis and increased regulations.

Franklin Advisers, Inc. (1/1/2021 – 10/31/2021)

Global equity markets overall rose during the 10-month period ended October 31, 2021, as vaccine development and distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions. Stocks advanced although rising inflation raised concerns about central banks pulling back on stimulus and turning more hawkish.

Broad U.S. equity market indexes closed the period at or near new highs, supported by robust corporate earnings, stimulus and infrastructure spending, and a broad drop in COVID-19 cases, despite heightened concerns surrounding inflation.

Yields on most short-dated U.S. Treasury (“UST”) bills rose during the period, while yields on longer-dated UST notes and bonds finished the period sharply higher as inflationary pressures grew and investors anticipated future interest-rate increases. Broadly speaking, spreads in many fixed income credit sectors tightened during the period, and lower-rated credits outperformed their higher-rated counterparts.

Commodity prices also ended the period at or near multi-year highs. Brent crude front-month futures, the global benchmark, rose as a shortage production failed to keep pace with demand and an emerging shortfall in global energy supplies spilled into crude oil markets.

Gold prices, which reached record highs in 2020, were largely range-bound during the period as investors weighed inflation pressures, central bank purchases and strong jewelry sales against a strong U.S. dollar and equity markets, plus concerns that major central banks could pull back on stimulus and tighten monetary policy.

PERFORMANCE

For the year ended December 31, 2021, Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Initial Class returned 5.98%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg US Aggregate Bond Index, the Russell 3000® Index and the Transamerica BlackRock iShares Active Asset Allocation – Conservative VP Blended Benchmark, returned -1.54%, 25.66% and 6.16%, respectively.

STRATEGY REVIEW

BlackRock Investment Management, LLC (11/1/2021 – 12/31/2021)

The Portfolio follows an integrated investment approach focused on managing the volatility of the total portfolio while utilizing tactical asset allocation in an effort to add value through a full market cycle. This approach is designed to limit the volatility experienced by investors during periods of high stress in global markets, and as market volatility increases above the predefined ceiling, we may seek to reduce risk in the Portfolio. The process is based on a regime-aware volatility forecast that incorporates our forward-looking views in re-allocation decisions. The Portfolio has a target allocation of approximately 35% equities and 65% fixed income.

Since we began sub-advising the Portfolio on November 1, 2021, the Portfolio slightly underperformed its benchmark. Long positions in U.K. equity contributed modestly to returns. Overweight positions in European and Japanese equity detracted. The short duration position in the U.S. also detracted from performance over the period. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

(unaudited)

STRATEGY REVIEW (continued)

while holistically analyzing market risk in an effort to effectively size active trades. This process seeks to ensure the Portfolio is diversified across a range of geographies and asset classes.

We feel there were two competing narratives in the markets for 2021: one of policy normalization in the face of a pandemic (challenging for both stocks and bonds) versus one of withdrawal of emergency stimulus as COVID-19 becomes endemic and less disruptive (challenging for bonds & likely positive for stocks). As we probability weight these two scenarios, we enter 2022 materially underweight duration and moderately overweight stocks.

Franklin Advisers, Inc. (1/1/2021 – 10/31/2021)

Franklin Advisers, Inc. served as sub-adviser to the Portfolio through October 31, 2021, when the Portfolio was named Transamerica QS Investors Active Asset Allocation – Conservative VP.

The Portfolio was designed to enable investor participation during risk-on markets, while protecting investors from drawdowns in trending down-markets through investing in all passive exchange traded funds (“ETFs”). During the period, the Portfolio implemented a Two-Way Dynamic Rebalancing which allowed it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategic target during trending up markets. The Portfolio sought to participate in market returns in trending up markets and, to outperform in trending down markets. The Portfolio’s performance lagged in oscillating market conditions. The Portfolio had a target equity allocation of 35% and 65% fixed income during the period.

Underlying performance of all equity ETF holdings was positive during the period, particularly within the U.S. equity sector. The best performing holdings were the Vanguard Small Cap Value ETF, iShares Core S&P 500 ETF, and iShares Russell 1000 ETF. Fixed income returns were overall negative during the period, with underlying holding returns being mixed.

Relative to the benchmark, the Portfolio outperformed during the period. Asset allocation effects were the largest contributor to outperformance during the period, with the overweight to U.S. equity and underweight to fixed income being the main positive contributors. Sub-asset class selection contributed to returns during the period, particularly within fixed income, as the allocation to convertible bonds strongly outperformed the broader fixed income benchmark.

Through the Portfolio’s Two-Way Dynamic Rebalancing mechanism, the Portfolio began 2021 allocated just above its target equity weight. It continued to fluctuate near the target weight before de-risking in March 2021. The equity weighting began increasing in mid-March, reaching the maximum allocation of 50% in mid-April. It fluctuated near this level until the end of September 2021, when it de-risked as equity market volatility increased. In October 2021, risk was then increased as volatility retreated.

Philip Green

Michael Pensky

Co-Portfolio Managers

BlackRock Investment Management, LLC

Laura Green, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	54.0%
U.S. Equity Funds	27.2
International Equity Funds	17.8
Other Investment Company	13.0
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(13.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	5.98%	6.62%	5.17%	05/01/2011
Bloomberg US Aggregate Bond Index (A)	(1.54)%	3.57%	2.90%
Russell 3000® Index (B)	25.66%	17.97%	16.30%
Transamerica BlackRock iShares Active Asset Allocation - Conservative VP Blended Benchmark (A) (C) (D) (E) (F) (G)	6.16%	8.05%	6.90%
Service Class	5.74%	6.35%	4.91%	05/01/2011

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica BlackRock iShares Active Asset Allocation – Conservative VP Blended Benchmark is composed of the following benchmarks: 47% Bloomberg US Aggregate Bond Index, 20% S&P 500®, 18% Bloomberg US Treasury 7-10 Year Index, 11% MSCI EAFE Index and 4% Russell 2000® Index. Prior to November 1, 2021, the blended benchmark consisted of the following: 65% Bloomberg Barclays US Aggregate Bond Index, 25% Russell 3000® Index and 10% FTSE All-World Index ex-U.S.

(D) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(E) The Bloomberg US Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-10 years to maturity.

(F) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,024.20	$2.81	$1,022.40	$2.80	0.55%
Service Class	1,000.00	1,022.60	4.08	1,021.20	4.08	0.80

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.0%
International Equity Funds - 17.8%
iShares Core MSCI EAFE ETF	248,325	$18,534,978
iShares MSCI EAFE ETF (A)	297,312	23,392,508
iShares MSCI Eurozone ETF	55,541	2,722,065
iShares MSCI Japan ETF	145,743	9,758,951
iShares MSCI UK ETF (A)	102,695	3,403,312

		57,811,814

U.S. Equity Funds - 27.2%
iShares Core S&P 500 ETF	154,723	73,776,938
iShares Russell 2000 ETF (A)	66,302	14,748,880

		88,525,818

U.S. Fixed Income Funds - 54.0%
iShares 7-10 Year Treasury Bond ETF	343,781	39,534,815
iShares Core U.S. Aggregate Bond ETF	846,354	96,552,064
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)	116,498	15,438,315
iShares Short Treasury Bond ETF	29,958	3,307,963
iShares US Treasury Bond ETF	771,868	20,593,438

		175,426,595

Total Exchange-Traded Funds (Cost $319,850,687)		321,764,227

	Shares	Value
OTHER INVESTMENT COMPANY - 13.0%
Securities Lending Collateral - 13.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	42,151,227	$ 42,151,227

Total Other Investment Company (Cost $42,151,227)		42,151,227

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2021, to be repurchased at $3,422,801 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.38%, due 12/31/2028, and with a value of $3,491,261.	$3,422,801	3,422,801

Total Repurchase Agreement (Cost $3,422,801)		3,422,801

Total Investments (Cost $365,424,715)		367,338,255
Net Other Assets (Liabilities) - (13.1)%		(42,416,661)

Net Assets - 100.0%		$324,921,594

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$321,764,227	$—	$—	$321,764,227
Other Investment Company	42,151,227	—	—	42,151,227
Repurchase Agreement	—	3,422,801	—	3,422,801

Total Investments	$363,915,454	$3,422,801	$—	$367,338,255

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $47,375,611, collateralized by cash collateral of $42,151,227 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $6,272,882. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Unaffiliated investments, at value (cost $362,001,914) (including securities loaned of $47,375,611)	$363,915,454
Repurchase agreement, at value (cost $3,422,801)	3,422,801
Receivables and other assets:
Net income from securities lending	16,710
Shares of beneficial interest sold	11,305
Dividends	82,468

Total assets	367,448,738

Liabilities:
Cash collateral received upon return of:
Securities on loan	42,151,227
Payables and other liabilities:
Shares of beneficial interest redeemed	128,541
Investment management fees	123,872
Distribution and service fees	67,862
Transfer agent costs	723
Trustees, CCO and deferred compensation fees	3,505
Audit and tax fees	14,603
Custody fees	1,867
Legal fees	1,636
Printing and shareholder reports fees	26,481
Other accrued expenses	6,827

Total liabilities	42,527,144

Net assets	$324,921,594

Net assets consist of:
Capital stock ($0.01 par value)	$282,891
Additional paid-in capital	284,094,964
Total distributable earnings (accumulated losses)	40,543,739

Net assets	$324,921,594

Net assets by class:
Initial Class	$5,045,504
Service Class	319,876,090

Shares outstanding:
Initial Class	436,309
Service Class	27,852,837

Net asset value and offering price per share:
Initial Class	$11.56
Service Class	11.48

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from unaffiliated investments	$6,164,989
Net income from securities lending	70,060

Total investment income	6,235,049

Expenses:
Investment management fees	1,844,310
Distribution and service fees:
Service Class	828,723
Transfer agent costs	4,560
Trustees, CCO and deferred compensation fees	13,259
Audit and tax fees	20,610
Custody fees	4,521
Legal fees	22,871
Printing and shareholder reports fees	21,506
Other	27,268

Total expenses before waiver and/or reimbursement and recapture	2,787,628

Expenses waived and/or reimbursed:
Initial Class	(429)
Service Class	(27,250)

Net expenses	2,759,949

Net investment income (loss)	3,475,100

Net realized gain (loss) on:
Unaffiliated investments	39,266,774

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(23,836,014)

Net realized and change in unrealized gain (loss)	15,430,760

Net increase (decrease) in net assets resulting from operations	$18,905,860

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

STATEMENT OF CHANGES IN NET ASSETS For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$3,475,100	$3,619,378
Net realized gain (loss)	39,266,774	8,979,371
Net change in unrealized appreciation (depreciation)	(23,836,014)	9,201,354

Net increase (decrease) in net assets resulting from operations	18,905,860	21,800,103

Dividends and/or distributions to shareholders:
Initial Class	(143,694)	(159,296)
Service Class	(8,754,826)	(11,671,266)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(8,898,520)	(11,830,562)

Capital share transactions:
Proceeds from shares sold:
Initial Class	713,386	788,874
Service Class	4,250,724	6,848,577

	4,964,110	7,637,451

Dividends and/or distributions reinvested:
Initial Class	143,694	159,296
Service Class	8,754,826	11,671,266

	8,898,520	11,830,562

Cost of shares redeemed:
Initial Class	(582,983)	(944,818)
Service Class	(46,719,318)	(51,457,950)

	(47,302,301)	(52,402,768)

Net increase (decrease) in net assets resulting from capital share transactions	(33,439,671)	(32,934,755)

Net increase (decrease) in net assets	(23,432,331)	(22,965,214)

Net assets:
Beginning of year	348,353,925	371,319,139

End of year	$324,921,594	$348,353,925

Capital share transactions - shares:
Shares issued:
Initial Class	62,404	73,975
Service Class	376,727	647,938

	439,131	721,913

Shares reinvested:
Initial Class	12,506	14,832
Service Class	766,622	1,092,815

	779,128	1,107,647

Shares redeemed:
Initial Class	(51,079)	(87,779)
Service Class	(4,112,710)	(4,830,430)

	(4,163,789)	(4,918,209)

Net increase (decrease) in shares outstanding:
Initial Class	23,831	1,028
Service Class	(2,969,361)	(3,089,677)

	(2,945,530)	(3,088,649)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$11.23		$10.89	$10.82	$11.32	$10.32

Investment operations:
Net investment income (loss) (A)	0.15		0.14	0.23	0.23	0.19
Net realized and unrealized gain (loss)	0.52		0.60	0.97	(0.52)	1.03

Total investment operations	0.67		0.74	1.20	(0.29)	1.22

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.24)	(0.26)	(0.21)	(0.22)
Net realized gains	(0.18)		(0.16)	(0.87)	—	—

Total dividends and/or distributions to shareholders	(0.34)		(0.40)	(1.13)	(0.21)	(0.22)

Net asset value, end of year	$11.56		$11.23	$10.89	$10.82	$11.32

Total return	5.98%		6.99%	11.47%	(2.61)%	11.92%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,046		$4,631	$4,481	$4,195	$4,218
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.58%		0.59%	0.59%	0.58%	0.58%
Including waiver and/or reimbursement and recapture	0.57	%(C)	0.59%	0.59%	0.58%	0.58%
Net investment income (loss) to average net assets	1.31%		1.31%	2.06%	2.07%	1.73%
Portfolio turnover rate	146%		82%	151%	135%	3%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$11.15		$10.82	$10.75	$11.25	$10.25

Investment operations:
Net investment income (loss) (A)	0.12		0.11	0.20	0.20	0.16
Net realized and unrealized gain (loss)	0.52		0.59	0.97	(0.52)	1.03

Total investment operations	0.64		0.70	1.17	(0.32)	1.19

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.21)	(0.23)	(0.18)	(0.19)
Net realized gains	(0.18)		(0.16)	(0.87)	—	—

Total dividends and/or distributions to shareholders	(0.31)		(0.37)	(1.10)	(0.18)	(0.19)

Net asset value, end of year	$11.48		$11.15	$10.82	$10.75	$11.25

Total return	5.74%		6.65%	11.23%	(2.89)%	11.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$319,876		$343,723	$366,838	$374,831	$444,820
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.83%		0.84%	0.84%	0.83%	0.83%
Including waiver and/or reimbursement and recapture	0.82	%(C)	0.84%	0.84%	0.83%	0.83%
Net investment income (loss) to average net assets	1.03%		1.04%	1.80%	1.78%	1.47%
Portfolio turnover rate	146%		82%	151%	135%	3%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (formerly, Transamerica QS Investors Active Asset Allocation – Conservative VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

1. ORGANIZATION (continued)

of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$42,151,227	$—	$—	$—	$42,151,227
Total Borrowings	$42,151,227	$—	$—	$—	$42,151,227

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Fixed-income securities risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
Effective November 1, 2021
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Breakpoints (A)	Rate
Over $1 billion up to $2.5 billion	0.4725%
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
Prior to November 1, 2021
First $50 million	0.5800
Over $50 million up to $250 million	0.5600
Over $250 million up to $1 billion	0.5400
Over $1 billion up to $1.5 billion	0.5200
Over $1.5 billion up to $2.5 billion	0.5100
Over $2.5 billion	0.5000

(A)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective November 1, 2021
Initial Class	0.55%	May 1, 2023
Service Class	0.80	May 1, 2023
Prior to November 1, 2021
Initial Class	0.61
Service Class	0.86

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 488,036,047	$ 528,792,869

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.Therefore, distributions determined in accordance with tax

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 365,501,804	$ 5,124,303	$ (3,287,852)	$ 1,836,451

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,950,520	$ 4,948,000	$ —	$ 9,368,051	$ 2,462,511	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 28,380,018	$ 10,327,270	$ —	$ —	$ —	$ 1,836,451

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (formerly, Transamerica QS Investors Active Asset Allocation – Conservative VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $4,948,000 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 935,664	$ 61,078

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

BlackRock Investment Management, LLC (11/1/2021 – 12/31/2021)

Throughout 2021, the U.S. Federal Reserve kept rates near-zero and continued its monthly asset purchases – monetary measures that supported risk assets but limited the rise in yields. Equities recorded double-digit gains for the third year in a row, whereas fixed income mostly fell, with treasury inflation-protected securities and high-yield being the exception. 2021’s performance was marked by an unprecedented monetary-fiscal coordination and a powerful economic recovery, further fueled by the highly-anticipated rollout of COVID-19 vaccines. The labor market recovery was particularly notable, with the unemployment rate falling to the pandemic-era low of 3.9% in December 2021. At its December 2021 meeting, the Federal Open Market Committee announced doubling the pace of its tapering program and signaled plans to join other central banks in raising interest rates, leaving the yield curve at its flattest level since the beginning of the year.

Despite a few brief corrections throughout 2021, markets largely brushed off news that could have derailed the rally: rising inflation, ongoing supply chain disruptions, novel central bank frameworks, and the late 2021 surge in infections stemming from the spread of the new and more transmissible COVID-19 variants, to name a few. In fact, all 11 S&P 500® Index sectors posted double-digit gains during the year. Other developed markets also rose on the back of the cyclical recovery. In contrast, emerging market equities fell in 2021, largely due to continued supply chain disruptions, disparate vaccine rollout, and a sell-off in Chinese assets amid worries about the Evergrande debt crisis and increased regulations.

Franklin Advisers, Inc. (1/1/2021 – 10/31/2021)

Global equity markets overall rose during the 10-month period ended October 31, 2021, as vaccine development and distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions. Stocks advanced although rising inflation raised concerns about central banks pulling back on stimulus and turning more hawkish.

Broad U.S. equity market indexes closed the period at or near new highs, supported by robust corporate earnings, stimulus and infrastructure spending, and a broad drop in COVID-19 cases, despite heightened concerns surrounding inflation.

Yields on most short-dated U.S. Treasury (“UST”) bills rose during the period, while yields on longer-dated UST notes and bonds finished the period sharply higher as inflationary pressures grew and investors anticipated future interest-rate increases. Broadly speaking, spreads in many fixed income credit sectors tightened during the period, and lower-rated credits outperformed their higher-rated counterparts.

Commodity prices also ended the period at or near multi-year highs. Brent crude front-month futures, the global benchmark, rose as a shortage production failed to keep pace with demand and an emerging shortfall in global energy supplies spilled into crude oil markets.

Gold prices, which reached record highs in 2020, were largely range-bound during the period as investors weighed inflation pressures, central bank purchases and strong jewelry sales against a strong U.S. dollar and equity markets, plus concerns that major central banks could pull back on stimulus and tighten monetary policy.

PERFORMANCE

For the year ended December 31, 2021, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, Initial Class returned 7.94%. By comparison, its primary, secondary and additional benchmarks, the Russell 3000® Index, the Bloomberg US Aggregate Bond Index and the Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP Blended Benchmark, returned 25.66%, -1.54% and 14.07%, respectively.

STRATEGY REVIEW

BlackRock Investment Management, LLC (11/1/2021 – 12/31/2021)

The Portfolio follows an integrated investment approach focused on managing the volatility of the total Portfolio while utilizing tactical asset allocation in an effort to add value through a full market cycle. This approach is designed to limit the volatility experienced by investors during periods of high stress in global markets, and as market volatility increases above the predefined ceiling, we may seek to reduce risk in the Portfolio. The process is based on a regime-aware volatility forecast that incorporates our forward-looking views in re-allocation decisions. The Portfolio has a target allocation of approximately 70% equities and 30% fixed income.

Since we began sub-advising the Portfolio on November 1, 2021, the Portfolio slightly underperformed its benchmark. Long positions in U.K. equity contributed modestly to returns. Overweight positions in European and Japanese equity detracted. The short duration position in the U.S. also detracted from performance over the period. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

(unaudited)

STRATEGY REVIEW (continued)

while holistically analyzing market risk in an effort to effectively size active trades. This process seeks to ensure the Portfolio is diversified across a range of geographies and asset classes.

We feel there were two competing narratives in the markets for 2021: one of policy normalization in the face of a pandemic (challenging for both stocks and bonds) versus one of withdrawal of emergency stimulus as COVID-19 becomes endemic and less disruptive (challenging for bonds & likely positive for stocks). As we probability weight these two scenarios, we enter 2022 materially underweight duration and moderately overweight stocks.

Franklin Advisers, Inc. (1/1/2021 – 10/31/2021)

Franklin Advisers, Inc. served as sub-adviser to the Portfolio through October 31, 2021, when the Portfolio was named Transamerica QS Investors Active Asset Allocation – Moderate Growth VP.

The Portfolio was designed to enable investor participation during risk-on markets while protecting investors from drawdowns in trending down-markets through investing in all passive exchange traded funds (“ETFs”). During the period, the Portfolio implemented a Two-Way Dynamic Rebalancing which allowed it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategic target during trending up markets. The Portfolio sought to participate in market returns in trending up markets and, to outperform in trending down markets. The Portfolio’s performance lagged in oscillating market conditions. The Portfolio had a target allocation of approximately 70% equities and 30% fixed income during the period.

Underlying performance of all equity ETF holdings was positive during the period, particularly within the U.S. equity sector. The best performing holdings were the Vanguard Small Cap Value ETF, iShares Core S&P 500 ETF, and iShares Russell 1000 ETF. Fixed income returns were overall negative during the period, with underlying holding returns being mixed.

Relative to the benchmark, the Portfolio underperformed during the period. Cash was a detractor as the Portfolio was de-risked during periods of strong market performance. Asset Allocation effects were also a detractor as the Portfolio was underweight equities during periods of strong equity market performance. Sub-asset class selection contributed to returns during the period, particularly within fixed income, as the allocation to convertible bonds strongly outperformed the broader fixed income benchmark.

Through the Portfolio’s Two-Way Dynamic Rebalancing mechanism, the Portfolio began 2021 just above its minimum target equity weight. The Portfolio increased its equity allocation through the next few months, reaching its neutral target weight in May 2021. Risk was increased during the period, reaching the maximum equity allocation at the end of July 2021, continuing to fluctuate near this level until the second week of September 2021. As volatility reentered the market, the Portfolio de-risked in September 2021. In October 2021, risk was then increased as volatility retreated.

Philip Green

Michael Pensky

Co-Portfolio Managers

BlackRock Investment Management, LLC

Laura Green, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	53.4%
International Equity Funds	26.5
U.S. Fixed Income Funds	19.9
Other Investment Company	9.4
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(9.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	7.94%	6.10%	5.65%	05/01/2011
Russell 3000® Index (A)	25.66%	17.97%	16.30%
Bloomberg US Aggregate Bond Index (B)	(1.54)%	3.57%	2.90%
Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP Blended Benchmark (B) (C) (D) (E) (F) (G)	14.07%	12.29%	10.70%
Service Class	7.62%	5.83%	5.38%	05/01/2011

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP Blended Benchmark is composed of the following benchmarks: 43% S&P 500®, 20% MSCI EAFE Index, 20% Bloomberg US Aggregate Bond Index, 10% Bloomberg US Treasury 7-10 Year Index and 7% Russell 2000® Index. Prior to November 1, 2021, the blended benchmark consisted of the following: 49% Russell 3000® Index, 30% Bloomberg Barclays US Aggregate Bond Index and 21% FTSE All-World Index ex-U.S.

(D) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Bloomberg US Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-10 years to maturity.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,042.00	$2.83	$1,022.40	$2.80	0.55%
Service Class	1,000.00	1,040.50	4.11	1,021.20	4.08	0.80

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.8%
International Equity Funds - 26.5%
iShares Core MSCI EAFE ETF	629,659	$46,997,748
iShares MSCI EAFE ETF (A)	739,007	58,145,071
iShares MSCI Eurozone ETF	79,425	3,892,619
iShares MSCI Japan ETF	213,266	14,280,291
iShares MSCI UK ETF (A)	150,725	4,995,026

		128,310,755

U.S. Equity Funds - 53.4%
iShares Core S&P 500 ETF	465,568	221,997,904
iShares Russell 2000 ETF (A)	163,476	36,365,236

		258,363,140

U.S. Fixed Income Funds - 19.9%
iShares 7-10 Year Treasury Bond ETF	160,527	18,460,605
iShares Core U.S. Aggregate Bond ETF	447,839	51,089,473
iShares iBoxx $ Investment Grade Corporate Bond ETF	73,482	9,737,835
iShares Short Treasury Bond ETF (A)	44,406	4,903,310
iShares US Treasury Bond ETF	446,172	11,903,869

		96,095,092

Total Exchange-Traded Funds (Cost $479,854,415)		482,768,987

	Shares	Value
OTHER INVESTMENT COMPANY - 9.4%
Securities Lending Collateral - 9.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	45,595,042	$ 45,595,042

Total Other Investment Company (Cost $45,595,042)		45,595,042

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2021, to be repurchased at $1,522,309 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.38%, due 12/31/2028, and with a value of $1,552,767.	$1,522,309	1,522,309

Total Repurchase Agreement (Cost $1,522,309)		1,522,309

Total Investments (Cost $526,971,766)		529,886,338
Net Other Assets (Liabilities) - (9.5)%		(45,969,841)

Net Assets - 100.0%		$483,916,497

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$482,768,987	$—	$—	$482,768,987
Other Investment Company	45,595,042	—	—	45,595,042
Repurchase Agreement	—	1,522,309	—	1,522,309

Total Investments	$528,364,029	$1,522,309	$—	$529,886,338

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $95,379,481, collateralized by cash collateral of $45,595,042 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $51,900,021. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Unaffiliated investments, at value (cost $525,449,457) (including securities loaned of $95,379,481)	$528,364,029
Repurchase agreement, at value (cost $1,522,309)	1,522,309
Receivables and other assets:
Net income from securities lending	23,741
Shares of beneficial interest sold	1,617
Dividends	199,250

Total assets	530,110,946

Liabilities:
Cash collateral received upon return of:
Securities on loan	45,595,042
Payables and other liabilities:
Shares of beneficial interest redeemed	236,590
Investment management fees	183,025
Distribution and service fees	96,115
Transfer agent costs	1,062
Trustees, CCO and deferred compensation fees	5,435
Audit and tax fees	15,732
Custody fees	3,032
Legal fees	2,422
Printing and shareholder reports fees	46,737
Other accrued expenses	9,257

Total liabilities	46,194,449

Net assets	$483,916,497

Net assets consist of:
Capital stock ($0.01 par value)	$419,081
Additional paid-in capital	458,994,882
Total distributable earnings (accumulated losses)	24,502,534

Net assets	$483,916,497

Net assets by class:
Initial Class	$27,300,648
Service Class	456,615,849

Shares outstanding:
Initial Class	2,347,184
Service Class	39,560,899

Net asset value and offering price per share:
Initial Class	$11.63
Service Class	11.54

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from unaffiliated investments	$8,886,108
Net income from securities lending	183,837

Total investment income	9,069,945

Expenses:
Investment management fees	2,702,458
Distribution and service fees:
Service Class	1,176,750
Transfer agent costs	6,725
Trustees, CCO and deferred compensation fees	19,634
Audit and tax fees	22,650
Custody fees	6,238
Legal fees	32,219
Printing and shareholder reports fees	35,911
Other	36,744

Total expenses before waiver and/or reimbursement and recapture	4,039,329

Expenses waived and/or reimbursed:
Initial Class	(2,319)
Service Class	(38,732)

Net expenses	3,998,278

Net investment income (loss)	5,071,667

Net realized gain (loss) on:
Unaffiliated investments	53,938,722

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(22,570,235)

Net realized and change in unrealized gain (loss)	31,368,487

Net increase (decrease) in net assets resulting from operations	$36,440,154

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$5,071,667	$2,825,983
Net realized gain (loss)	53,938,722	(24,395,782)
Net change in unrealized appreciation (depreciation)	(22,570,235)	5,225,008

Net increase (decrease) in net assets resulting from operations	36,440,154	(16,344,791)

Dividends and/or distributions to shareholders:
Initial Class	(212,216)	(1,051,954)
Service Class	(2,507,563)	(18,862,890)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,719,779)	(19,914,844)

Capital share transactions:
Proceeds from shares sold:
Initial Class	959,540	1,124,687
Service Class	3,309,084	3,362,314

	4,268,624	4,487,001

Dividends and/or distributions reinvested:
Initial Class	212,216	1,051,954
Service Class	2,507,563	18,862,890

	2,719,779	19,914,844

Cost of shares redeemed:
Initial Class	(1,866,478)	(2,824,013)
Service Class	(70,369,563)	(73,353,982)

	(72,236,041)	(76,177,995)

Net increase (decrease) in net assets resulting from capital share transactions	(65,247,638)	(51,776,150)

Net increase (decrease) in net assets	(31,527,263)	(88,035,785)

Net assets:
Beginning of year	515,443,760	603,479,545

End of year	$483,916,497	$515,443,760

Capital share transactions - shares:
Shares issued:
Initial Class	86,034	104,937
Service Class	299,760	325,740

	385,794	430,677

Shares reinvested:
Initial Class	18,632	101,052
Service Class	221,516	1,824,264

	240,148	1,925,316

Shares redeemed:
Initial Class	(167,192)	(265,763)
Service Class	(6,348,478)	(6,993,826)

	(6,515,670)	(7,259,589)

Net increase (decrease) in shares outstanding:
Initial Class	(62,526)	(59,774)
Service Class	(5,827,202)	(4,843,822)

	(5,889,728)	(4,903,596)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$10.86		$11.54	$11.32	$12.19	$10.27

Investment operations:
Net investment income (loss) (A)	0.14		0.08	0.21	0.21	0.18
Net realized and unrealized gain (loss)	0.72		(0.31)	1.05	(0.89)	1.91

Total investment operations	0.86		(0.23)	1.26	(0.68)	2.09

Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.23)	(0.24)	(0.19)	(0.17)
Net realized gains	—		(0.22)	(0.80)	—	—

Total dividends and/or distributions to shareholders	(0.09)		(0.45)	(1.04)	(0.19)	(0.17)

Net asset value, end of year	$11.63		$10.86	$11.54	$11.32	$12.19

Total return	7.94%		(1.85)%	11.59%	(5.67)%	20.55%

Ratio and supplemental data:
Net assets end of year (000’s)	$27,300		$26,178	$28,494	$27,579	$31,642
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.58%		0.58%	0.58%	0.57%	0.57%
Including waiver and/or reimbursement and recapture	0.57	%(C)	0.58%	0.58%	0.57%	0.57%
Net investment income (loss) to average net assets	1.29%		0.79%	1.79%	1.72%	1.57%
Portfolio turnover rate	268%		105%	205%	323%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$10.78		$11.45	$11.23	$12.10	$10.19

Investment operations:
Net investment income (loss) (A)	0.11		0.06	0.18	0.17	0.15
Net realized and unrealized gain (loss)	0.71		(0.31)	1.04	(0.88)	1.91

Total investment operations	0.82		(0.25)	1.22	(0.71)	2.06

Dividends and/or distributions to shareholders:
Net investment income	(0.06)		(0.20)	(0.20)	(0.16)	(0.15)
Net realized gains	—		(0.22)	(0.80)	—	—

Total dividends and/or distributions to shareholders	(0.06)		(0.42)	(1.00)	(0.16)	(0.15)

Net asset value, end of year	$11.54		$10.78	$11.45	$11.23	$12.10

Total return	7.62%		(2.08)%	11.36%	(5.95)%	20.30%

Ratio and supplemental data:
Net assets end of year (000’s)	$456,616		$489,266	$574,986	$593,734	$713,059
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.83%		0.83%	0.83%	0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.82	%(C)	0.83%	0.83%	0.82%	0.82%
Net investment income (loss) to average net assets	1.00%		0.53%	1.54%	1.45%	1.31%
Portfolio turnover rate	268%		105%	205%	323%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (formerly, Transamerica QS Investors Active Asset Allocation – Moderate Growth VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

1. ORGANIZATION (continued)

of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$45,595,042	$—	$—	$—	$45,595,042
Total Borrowings	$45,595,042	$—	$—	$—	$45,595,042

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
Effective November 1, 2021
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
Prior to November 1, 2021
First $50 million	0.5800
Over $50 million up to $250 million	0.5600
Over $250 million up to $1 billion	0.5400
Over $1 billion up to $1.5 billion	0.5200
Over $1.5 billion up to $2.5 billion	0.5100
Over $2.5 billion	0.5000

(A)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective November 1, 2021
Initial Class	0.55%	May 1, 2023
Service Class	0.80	May 1, 2023
Prior to November 1, 2021
Initial Class	0.67
Service Class	0.92

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,325,336,311	$ 1,387,910,708

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 527,462,163	$ 8,508,914	$ (6,084,739)	$ 2,424,175

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the capital loss carryforwards utilized are $33,519,157.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,719,779	$ —	$ —	$ 13,512,134	$ 6,402,710	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,018,881	$ 17,059,478	$ —	$ —	$ —	$ 2,424,175

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (formerly, Transamerica QS Investors Active Asset Allocation – Moderate Growth VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,368,076	$ 148,455

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate VP

(unaudited)

MARKET ENVIRONMENT

BlackRock Investment Management, LLC (11/1/2021 – 12/31/2021)

Throughout 2021, the U.S. Federal Reserve kept rates near-zero and continued its monthly asset purchases — monetary measures that supported risk assets but limited the rise in yields. Equities recorded double-digit gains for the third year in a row, whereas fixed income mostly fell, with treasury inflation-protected securities and high-yield being the exception. 2021’s performance was marked by an unprecedented monetary-fiscal coordination and a powerful economic recovery, further fueled by the highly-anticipated rollout of COVID-19 vaccines. The labor market recovery was particularly notable, with the unemployment rate falling to the pandemic-era low of 3.9% in December 2021. At its December 2021 meeting, the Federal Open Market Committee announced doubling the pace of its tapering program and signaled plans to join other central banks in raising interest rates, leaving the yield curve at its flattest level since the beginning of the year.

Despite a few brief corrections throughout 2021, markets largely brushed off news that could have derailed the rally: rising inflation, ongoing supply chain disruptions, novel central bank frameworks, and the late 2021 surge in infections stemming from the spread of the new and more transmissible COVID-19 variants, to name a few. In fact, all 11 S&P 500® Index sectors posted double-digit gains during the year. Other developed markets also rose on the back of the cyclical recovery. In contrast, emerging market equities fell in 2021, largely due to continued supply chain disruptions, disparate vaccine rollout, and a sell-off in Chinese assets amid worries about the Evergrande debt crisis and increased regulations.

Franklin Advisers, Inc. (1/1/2021 – 10/31/2021)

Global equity markets overall rose during the 10-month period ended October 31, 2021, as vaccine development and distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions. Stocks advanced although rising inflation raised concerns about central banks pulling back on stimulus and turning more hawkish.

Broad U.S. equity market indexes closed the period at or near new highs, supported by robust corporate earnings, stimulus and infrastructure spending, and a broad drop in COVID-19 cases, despite heightened concerns surrounding inflation.

Yields on most short-dated U.S. Treasury (“UST”) bills rose during the period, while yields on longer-dated UST notes and bonds finished the period sharply higher as inflationary pressures grew and investors anticipated future interest-rate increases. Broadly speaking, spreads in many fixed income credit sectors tightened during the period, and lower-rated credits outperformed their higher-rated counterparts.

Commodity prices also ended the period at or near multi-year highs. Brent crude front-month futures, the global benchmark, rose as a shortage production failed to keep pace with demand and an emerging shortfall in global energy supplies spilled into crude oil markets.

Gold prices, which reached record highs in 2020, were largely range-bound during the period as investors weighed inflation pressures, central bank purchases and strong jewelry sales against a strong U.S. dollar and equity markets, plus concerns that major central banks could pull back on stimulus and tighten monetary policy.

PERFORMANCE

For the year ended December 31, 2021, Transamerica BlackRock iShares Active Asset Allocation – Moderate VP, Initial Class returned 8.52%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg US Aggregate Bond Index, the Russell 3000® Index and the Transamerica BlackRock iShares Active Asset Allocation – Moderate VP Blended Benchmark, returned -1.54%, 25.66% and 9.48%, respectively.

STRATEGY REVIEW

BlackRock Investment Management, LLC (11/1/2021 – 12/31/2021)

The Portfolio follows an integrated investment approach focused on managing the volatility of the total Portfolio while utilizing tactical asset allocation in an effort to add value through a full market cycle. This approach is designed to limit the volatility experienced by investors during periods of high stress in global markets, and as market volatility increases above the predefined ceiling, we may seek to reduce risk in the Portfolio. The process is based on a regime-aware volatility forecast that incorporates our forward-looking views in re-allocation decisions. The Portfolio has a target allocation of approximately 50% equities and 50% fixed income.

Since we began sub-advising the Portfolio on November 1, 2021, the Portfolio slightly underperformed its benchmark. Long positions in U.K. equity contributed modestly to returns. Overweight positions in European and Japanese equity detracted. The short duration position in the U.S. also detracted from performance over the period. Our process focuses on developing insights on the

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate VP

(unaudited)

STRATEGY REVIEW (continued)

macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views while holistically analyzing market risk in an effort to effectively size active trades. This process seeks to ensure the Portfolio is diversified across a range of geographies and asset classes.

We feel there were two competing narratives in the markets for 2021: one of policy normalization in the face of a pandemic (challenging for both stocks and bonds) versus one of withdrawal of emergency stimulus as COVID-19 becomes endemic and less disruptive (challenging for bonds & likely positive for stocks). As we probability weight these two scenarios, we enter 2022 materially underweight duration and moderately overweight stocks.

Franklin Advisers, Inc. (1/1/2021 – 10/31/2021)

Franklin Advisers, Inc. served as sub-adviser to the Portfolio through October 31, 2021, when the Portfolio was named Transamerica QS Investors Active Asset Allocation – Moderate VP.

The Portfolio was designed to enable investor participation during risking markets, while protecting investors from drawdowns in trending down markets through investing in all passive exchange traded funds (“ETFs”). During the period, the Portfolio implemented a Two-Way Dynamic Rebalancing which allowed it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategic target during trending up markets. The Portfolio’s performance lagged in oscillating market conditions. The Portfolio had a target allocation of approximately 50% equities and 50% fixed income during the period.

Underlying performance of all equity ETF holdings was positive during the period, particularly within the U.S. equity sector. The best performing holdings were the Vanguard Small Cap Value ETF, iShares Core S&P 500 ETF, and iShares Russell 1000 ETF. Fixed income returns were overall negative during the period, with underlying holding returns being mixed.

Relative to the benchmark, the Portfolio underperformed during the period. Cash was a detractor as the Portfolio was de-risked during periods of strong market performance. Asset Allocation was positive for the period with the underweight to fixed income being the main contributor. Sub-asset class selection contributed to returns during the period, particularly within fixed income, as the allocation to convertible bonds strongly outperformed the broader fixed income benchmark.

Through the Portfolio’s Two-Way Dynamic Rebalancing mechanism, the Fund began 2021 allocated just below its target equity weight. It continued to fluctuate near the target weight before de-risking in March 2021. The equity weighting began increasing in mid-March, reaching the maximum allocation of 70% in early April. It fluctuated near this level until mid-September 2021, when it was de-risked as equity market volatility increased. In October 2021, risk was then increased as volatility retreated.

Philip Green

Michael Pensky

Co-Portfolio Managers

BlackRock Investment Management, LLC

Laura Green, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	39.5%
U.S. Equity Funds	38.4
International Equity Funds	21.7
Other Investment Company	8.8
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(8.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	8.52%	6.84%	5.57%	05/01/2011
Bloomberg US Aggregate Bond Index (A)	(1.54)%	3.57%	2.90%
Russell 3000® Index (B)	25.66%	17.97%	16.30%
Transamerica BlackRock iShares Active Asset Allocation - Moderate VP Blended Benchmark (A) (C) (D) (E) (F) (G)	9.48%	9.87%	8.52%
Service Class	8.33%	6.58%	5.31%	05/01/2011

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica BlackRock iShares Active Asset Allocation – Moderate VP Blended Benchmark is composed of the following benchmarks: 35% Bloomberg US Aggregate Bond Index, 30% S&P 500®, 15% MSCI EAFE Index, 15% Bloomberg US Treasury 7-10 Year Index and 5% Russell 2000® Index. Prior to November 1, 2021, the blended benchmark consisted of the following: 50% Bloomberg Barclays US Aggregate Bond Index, 35% Russell 3000® Index and 15% FTSE All-World Index ex-U.S.

(D) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Bloomberg US Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-10 years to maturity.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation –  Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,032.70	$2.72	$1,022.50	$2.70	0.53%
Service Class	1,000.00	1,031.30	3.99	1,021.30	3.97	0.78

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.6%
International Equity Funds - 21.7%
iShares Core MSCI EAFE ETF	1,222,091	$91,216,872
iShares MSCI EAFE ETF (A)	1,525,036	119,989,833
iShares MSCI Eurozone ETF (A)	219,630	10,764,066
iShares MSCI Japan ETF (A)	557,631	37,338,972
iShares MSCI UK ETF (A)	393,550	13,042,247

		272,351,990

U.S. Equity Funds - 38.4%
iShares Core S&P 500 ETF	864,423	412,184,888
iShares Russell 2000 ETF (A)	307,404	68,382,020

		480,566,908

U.S. Fixed Income Funds - 39.5%
iShares 7-10 Year Treasury Bond ETF (A)	976,849	112,337,635
iShares Core U.S. Aggregate Bond ETF	2,351,259	268,231,627
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)	334,217	44,290,437
iShares Short Treasury Bond ETF (A)	115,412	12,743,793
iShares US Treasury Bond ETF (A)	2,170,058	57,897,147

		495,500,639

Total Exchange-Traded Funds (Cost $1,241,269,557)		1,248,419,537

	Shares	Value
OTHER INVESTMENT COMPANY - 8.8%
Securities Lending Collateral - 8.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	110,270,091	$ 110,270,091

Total Other Investment Company (Cost $110,270,091)		110,270,091

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2021, to be repurchased at $5,325,679 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.38%, due 12/31/2028, and with a value of $5,432,244.	$5,325,679	5,325,679

Total Repurchase Agreement (Cost $5,325,679)		5,325,679

Total Investments (Cost $1,356,865,327)		1,364,015,307
Net Other Assets (Liabilities) - (8.8)%		(110,888,991)

Net Assets - 100.0%		$1,253,126,316

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,248,419,537	$—	$—	$1,248,419,537
Other Investment Company	110,270,091	—	—	110,270,091
Repurchase Agreement	—	5,325,679	—	5,325,679

Total Investments	$1,358,689,628	$5,325,679	$—	$1,364,015,307

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $256,861,576, collateralized by cash collateral of $110,270,091 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $152,296,203. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Unaffiliated investments, at value (cost $1,351,539,648) (including securities loaned of $256,861,576)	$1,358,689,628
Repurchase agreement, at value (cost $5,325,679)	5,325,679
Receivables and other assets:
Net income from securities lending	70,764
Shares of beneficial interest sold	261
Dividends	409,445

Total assets	1,364,495,777

Liabilities:
Cash collateral received upon return of:
Securities on loan	110,270,091
Payables and other liabilities:
Shares of beneficial interest redeemed	230,487
Investment management fees	465,964
Distribution and service fees	264,293
Transfer agent costs	2,776
Trustees, CCO and deferred compensation fees	13,271
Audit and tax fees	21,321
Custody fees	8,498
Legal fees	6,249
Printing and shareholder reports fees	65,219
Other accrued expenses	21,292

Total liabilities	111,369,461

Net assets	$1,253,126,316

Net assets consist of:
Capital stock ($0.01 par value)	$1,014,856
Additional paid-in capital	1,106,837,951
Total distributable earnings (accumulated losses)	145,273,509

Net assets	$1,253,126,316

Net assets by class:
Initial Class	$2,731,879
Service Class	1,250,394,437

Shares outstanding:
Initial Class	219,180
Service Class	101,266,428

Net asset value and offering price per share:
Initial Class	$12.46
Service Class	12.35
STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from unaffiliated investments	$23,375,389
Net income from securities lending	390,105

Total investment income	23,765,494

Expenses:
Investment management fees	6,862,126
Distribution and service fees:
Service Class	3,218,644
Transfer agent costs	17,505
Trustees, CCO and deferred compensation fees	50,887
Audit and tax fees	31,738
Custody fees	16,082
Legal fees	77,946
Printing and shareholder reports fees	59,675
Other	63,096

Total expenses before waiver and/or reimbursement and recapture	10,397,699

Expenses waived and/or reimbursed:
Initial Class	(232)
Service Class	(106,367)

Net expenses	10,291,100

Net investment income (loss)	13,474,394

Net realized gain (loss) on:
Unaffiliated investments	174,346,205

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(85,115,877)

Net realized and change in unrealized gain (loss)	89,230,328

Net increase (decrease) in net assets resulting from operations	$102,704,722

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$13,474,394	$11,380,359
Net realized gain (loss)	174,346,205	(21,952,404)
Net change in unrealized appreciation (depreciation)	(85,115,877)	48,355,410

Net increase (decrease) in net assets resulting from operations	102,704,722	37,783,365

Dividends and/or distributions to shareholders:
Initial Class	(28,817)	(97,934)
Service Class	(11,250,231)	(48,861,678)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(11,279,048)	(48,959,612)

Capital share transactions:
Proceeds from shares sold:
Initial Class	377,649	350,202
Service Class	4,285,993	5,094,402

	4,663,642	5,444,604

Dividends and/or distributions reinvested:
Initial Class	28,817	97,934
Service Class	11,250,231	48,861,678

	11,279,048	48,959,612

Cost of shares redeemed:
Initial Class	(349,779)	(640,660)
Service Class	(176,128,314)	(145,063,710)

	(176,478,093)	(145,704,370)

Net increase (decrease) in net assets resulting from capital share transactions	(160,535,403)	(91,300,154)

Net increase (decrease) in net assets	(69,109,729)	(102,476,401)

Net assets:
Beginning of year	1,322,236,045	1,424,712,446

End of year	$1,253,126,316	$1,322,236,045

Capital share transactions - shares:
Shares issued:
Initial Class	30,863	31,335
Service Class	354,908	461,476

	385,771	492,811

Shares reinvested:
Initial Class	2,345	8,863
Service Class	922,906	4,458,182

	925,251	4,467,045

Shares redeemed:
Initial Class	(28,982)	(57,399)
Service Class	(14,740,824)	(13,135,465)

	(14,769,806)	(13,192,864)

Net increase (decrease) in shares outstanding:
Initial Class	4,226	(17,201)
Service Class	(13,463,010)	(8,215,807)

	(13,458,784)	(8,233,008)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$11.61		$11.67	$11.50	$12.18	$10.72

Investment operations:
Net investment income (loss) (A)	0.16		0.12	0.23	0.23	0.19
Net realized and unrealized gain (loss)	0.83		0.27	1.04	(0.71)	1.48

Total investment operations	0.99		0.39	1.27	(0.48)	1.67

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.24)	(0.26)	(0.20)	(0.21)
Net realized gains	—		(0.21)	(0.84)	—	—

Total dividends and/or distributions to shareholders	(0.14)		(0.45)	(1.10)	(0.20)	(0.21)

Net asset value, end of year	$12.46		$11.61	$11.67	$11.50	$12.18

Total return	8.52%		3.59%	11.43%	(3.98)%	15.71%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,732		$2,496	$2,710	$2,454	$2,582
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.56%		0.56%	0.56%	0.56%	0.56%
Including waiver and/or reimbursement and recapture	0.55	%(C)	0.56%	0.56%	0.56%	0.56%
Net investment income (loss) to average net assets	1.32%		1.11%	1.98%	1.95%	1.65%
Portfolio turnover rate	196%		99%	179%	214%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$11.50		$11.57	$11.41	$12.08	$10.63

Investment operations:
Net investment income (loss) (A)	0.12		0.10	0.20	0.20	0.16
Net realized and unrealized gain (loss)	0.84		0.25	1.02	(0.70)	1.47

Total investment operations	0.96		0.35	1.22	(0.50)	1.63

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.21)	(0.22)	(0.17)	(0.18)
Net realized gains	—		(0.21)	(0.84)	—	—

Total dividends and/or distributions to shareholders	(0.11)		(0.42)	(1.06)	(0.17)	(0.18)

Net asset value, end of year	$12.35		$11.50	$11.57	$11.41	$12.08

Total return	8.33%		3.25%	11.13%	(4.17)%	15.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,250,394		$1,319,740	$1,422,002	$1,420,675	$1,613,733
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.81%		0.81%	0.81%	0.81%	0.81%
Including waiver and/or reimbursement and recapture	0.80	%(C)	0.81%	0.81%	0.81%	0.81%
Net investment income (loss) to average net assets	1.04%		0.87%	1.72%	1.68%	1.42%
Portfolio turnover rate	196%		99%	179%	214%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation—Moderate VP (formerly, “Transamerica QS Investors Active Asset Allocation—Moderate VP”) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

1. ORGANIZATION (continued)

of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$110,270,091	$—	$—	$—	$110,270,091
Total Borrowings	$110,270,091	$—	$—	$—	$110,270,091

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
Effective November 1, 2021
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
Prior to November 1, 2021
First $50 million	0.5800
Over $50 million up to $250 million	0.5600
Over $250 million up to $1 billion	0.5400
Over $1 billion up to $1.5 billion	0.5200
Over $1.5 billion up to $2.5 billion	0.5100
Over $2.5 billion	0.5000

(A)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective November 1, 2021
Initial Class	0.55%	May 1, 2023
Service Class	0.80	May 1, 2023
Prior to November 1, 2021
Initial Class	0.68
Service Class	0.93

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 2,514,051,040	$ 2,674,726,211

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,357,330,146	$ 20,646,225	$ (13,961,064)	$ 6,685,161

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the capital loss carryforwards utilized are $41,312,857.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 11,279,048	$ —	$ —	$ 32,427,067	$ 16,532,545	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 112,633,543	$ 25,954,805	$ —	$ —	$ —	$ 6,685,161

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation – Moderate VP (formerly, Transamerica QS Investors Active Asset Allocation – Moderate VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 5,511,536	$ 358,375

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

(unaudited)

MARKET ENVIRONMENT

BlackRock Investment Management, LLC (11/1/2021 – 12/31/2021)

Throughout 2021, the U.S. Federal Reserve kept rates near-zero and continued its monthly asset purchases – monetary measures that supported risk assets but limited the rise in yields. Equities recorded double-digit gains for the third year in a row, whereas fixed income mostly fell, with treasury inflation-protected securities and high-yield being the exception. 2021’s performance was marked by an unprecedented monetary-fiscal coordination and a powerful economic recovery, further fueled by the highly-anticipated rollout of COVID-19 vaccines. The labor market recovery was particularly notable, with the unemployment rate falling to the pandemic-era low of 3.9% in December 2021. At its December 2021 meeting, the Federal Open Market Committee announced doubling the pace of its tapering program and signaled plans to join other central banks in raising interest rates, leaving the yield curve at its flattest level since the beginning of the year.

Despite a few brief corrections throughout 2021, markets largely brushed off news that could have derailed the rally: rising inflation, ongoing supply chain disruptions, novel central bank frameworks, and the late 2021 surge in infections stemming from the spread of the new and more transmissible COVID-19 variants, to name a few. In fact, all 11 S&P 500® Index sectors posted double-digit gains during the year. Other developed markets also rose on the back of the cyclical recovery. In contrast, emerging market equities fell in 2021, largely due to continued supply chain disruptions, disparate vaccine rollout, and a sell-off in Chinese assets amid worries about the Evergrande debt crisis and increased regulations.

Franklin Advisers, Inc. (1/1/2021 – 10/31/2021)

Global equity markets overall rose during the 10-month period ended October 31, 2021, as vaccine development and distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions. Stocks advanced although rising inflation raised concerns about central banks pulling back on stimulus and turning more hawkish.

Broad U.S. equity market indexes closed the period at or near new highs, supported by robust corporate earnings, stimulus and infrastructure spending, and a broad drop in COVID-19 cases, despite heightened concerns surrounding inflation.

Yields on most short-dated U.S. Treasury (“UST”) bills rose during the period, while yields on longer-dated UST notes and bonds finished the period sharply higher as inflationary pressures grew and investors anticipated future interest-rate increases. Broadly speaking, spreads in many fixed income credit sectors tightened during the period, and lower-rated credits outperformed their higher-rated counterparts.

Commodity prices also ended the period at or near multi-year highs. Brent crude front-month futures, the global benchmark, rose as a shortage production failed to keep pace with demand and an emerging shortfall in global energy supplies spilled into crude oil markets.

Gold prices, which reached record highs in 2020, were largely range-bound during the period as investors weighed inflation pressures, central bank purchases and strong jewelry sales against a strong U.S. dollar and equity markets, plus concerns that major central banks could pull back on stimulus and tighten monetary policy.

PERFORMANCE

For the year ended December 31, 2021, Transamerica BlackRock iShares Dynamic Allocation – Balanced VP, Service Class returned 9.17%. By comparison, its primary, secondary and additional benchmarks, the S&P 500®, the Bloomberg US Aggregate Bond Index and the Transamerica BlackRock iShares Dynamic Allocation – Balanced VP Blended Benchmark, returned 28.71%, -1.54% and 10.87%, respectively.

STRATEGY REVIEW

BlackRock Investment Management, LLC (11/1/2021 – 12/31/2021)

The Portfolio follows an integrated investment approach focused on managing the volatility of the total Portfolio, while utilizing tactical asset allocation in an effort to add value through a full market cycle. This approach is designed to limit the volatility experienced by investors during periods of high stress in global markets, and as market volatility increases above the predefined ceiling, we may seek to reduce risk in the Portfolio. The process is based on a regime-aware volatility forecast that incorporates our forward-looking views in re-allocation decisions. The Portfolio has a target allocation of approximately 50% equities and 50% fixed income.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

Since we began sub-advising the Portfolio on November 1, 2021, the Portfolio slightly underperformed its benchmark. Within the Portfolio, our short duration position in fixed income was the main detractor against the benchmark. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views while holistically analyzing market risk to effectively size active trades. This process seeks to ensure the Portfolio is diversified across a range of geographies and asset classes.

We feel there were two competing narratives in the markets for 2021: one of policy normalization in the face of a pandemic (challenging for both stocks and bonds) versus one of withdrawal of emergency stimulus as COVID-19 becomes endemic and less disruptive (challenging for bonds & likely positive for stocks). As we probability weight these two scenarios, we enter 2022 materially underweight duration and moderately overweight stocks.

Franklin Advisers, Inc. (1/1/2021 – 10/31/2021)

Franklin Advisers, Inc. served as sub-adviser to the Portfolio through October 31, 2021, when the Portfolio was named Transamerica Legg Mason Dynamic Allocation – Balanced VP.

During the period, the Portfolio utilized Dynamic Risk Management, which was comprised of Dynamic Rebalancing and Event Risk Management. Dynamic Rebalancing was applied to the full Portfolio and the Portfolio moved in and out of risk assets (i.e., equity and fixed income) based on the market environment to attempt to limit losses to a floor set at 15% below a high-water mark. The Event Risk Management component of the strategy invested in long dated put options to help protect against sudden, significant market shocks. During the period, the Portfolio sought to outperform during secular down markets, participate in upward trending markets, and be challenged in an environment with high volatility and oscillating markets. The Portfolio had a target equity allocation of 50% equities and 50% fixed income.

All the underlying equity holdings had positive performance during the period led by U.S. Large Cap, with the SPDR S&P 500 ETF Trust being the top performer. Fixed income posted negative returns during the period across all holdings, with iShares 20+ Year Treasury Bond ETF being the largest detractor. In addition, the Event Risk Management detracted for the period due to its inverse performance relationship with the S&P 500® Index, which had strong gains during the period.

Relative to the Portfolio’s benchmark, the Portfolio underperformed during the period. The Portfolio’s tail risk component was the main detractor due to the strong performance of the S&P 500® Index. Asset allocation added to relative performance during the period, with the overweight to U.S. Large Cap being the largest contributor. Sub asset allocation was also positive, as U.S fixed income contributed to performance during the period. The Portfolio’s Dynamic Rebalancing mechanism was not active during the period as volatility was relatively stable.

Philip Green

Michael Pensky

Co-Portfolio Managers

BlackRock Investment Management, LLC

Laura Green, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	44.6%
U.S. Equity Fund	36.0
International Equity Funds	15.4
Repurchase Agreement	4.1
Other Investment Company	2.2
Net Other Assets (Liabilities)	(2.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	9.17%	6.12%	4.86%	05/01/2012
S&P 500® (A)	28.71%	18.47%	15.81%
Bloomberg US Aggregate Bond Index (B)	(1.54)%	3.57%	2.85%
Transamerica BlackRock iShares Dynamic Allocation - Balanced VP Blended Benchmark (A) (B) (C) (D) (E)	10.87%	11.02%	9.31%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica BlackRock iShares Dynamic Allocation - Balanced VP Blended Benchmark is composed of the following benchmarks: 35% S&P 500®, 25% Bloomberg US Aggregate Bond Index, 25% Bloomberg US Treasury 7-10 Year Index and 15% MSCI EAFE Index. Prior to November 1, 2021, the blended benchmark consisted of the following: 40% S&P 500®, 35% Bloomberg Barclays US Aggregate Bond Index, 15% Bloomberg Barclays Long Treasury Index, 5% MSCI EAFE Index and 5% Russell 2000® Index.

(D) The Bloomberg US Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-10 years to maturity.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a Portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk.

The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity indexes. The underlying fixed income ETFs include ETFs that are based on short/intermediate and long term fixed income indexes.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,043.40	$4.17	$1,021.10	$4.13	0.81%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 96.0%
International Equity Funds - 15.4%
iShares Core MSCI EAFE ETF	1,045,311	$78,022,013
iShares MSCI EAFE ETF (A)	985,671	77,552,594

		155,574,607

U.S. Equity Fund - 36.0%
iShares Core S&P 500 ETF	763,723	364,167,866

U.S. Fixed Income Funds - 44.6%
iShares 7-10 Year Treasury Bond ETF	1,780,352	204,740,480
iShares Core U.S. Aggregate Bond ETF	1,563,139	178,322,897
iShares iBoxx $ Investment Grade Corporate Bond ETF	191,487	25,375,857
iShares Short Treasury Bond ETF (A)	92,574	10,222,021
iShares US Treasury Bond ETF	1,219,608	32,539,142

		451,200,397

Total Exchange-Traded Funds (Cost $870,861,100)		970,942,870

OTHER INVESTMENT COMPANY - 2.2%
Securities Lending Collateral - 2.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	22,236,181	22,236,181

Total Other Investment Company (Cost $22,236,181)		22,236,181

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2021, to be repurchased at $40,986,263 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.38%, due 12/31/2028, and with a value of $41,805,991.	$40,986,263	$ 40,986,263

Total Repurchase Agreement (Cost $40,986,263)		40,986,263

Total Investments (Cost $934,083,544)		1,034,165,314
Net Other Assets (Liabilities) - (2.3)%		(22,981,766)

Net Assets - 100.0%		$1,011,183,548

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$970,942,870	$—	$—	$970,942,870
Other Investment Company	22,236,181	—	—	22,236,181
Repurchase Agreement	—	40,986,263	—	40,986,263

Total Investments	$993,179,051	$40,986,263	$—	$1,034,165,314

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $80,568,570, collateralized by cash collateral of $22,236,181 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $60,188,376. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Unaffiliated investments, at value (cost $893,097,281) (including securities loaned of $80,568,570)	$993,179,051
Repurchase agreement, at value (cost $40,986,263)	40,986,263
Receivables and other assets:
Net income from securities lending	18,590
Dividends	275,472

Total assets	1,034,459,376

Liabilities:
Cash collateral received upon return of:
Securities on loan	22,236,181
Payables and other liabilities:
Shares of beneficial interest redeemed	310,521
Investment management fees	379,937
Distribution and service fees	213,859
Transfer agent costs	2,235
Trustees, CCO and deferred compensation fees	10,203
Audit and tax fees	18,285
Custody fees	20,103
Legal fees	4,930
Printing and shareholder reports fees	60,289
Other accrued expenses	19,285

Total liabilities	23,275,828

Net assets	$1,011,183,548

Net assets consist of:
Capital stock ($0.01 par value)	$819,530
Additional paid-in capital	911,102,095
Total distributable earnings (accumulated losses)	99,261,923

Net assets	$1,011,183,548

Shares outstanding	81,953,006

Net asset value and offering price per share	$12.34

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from unaffiliated investments	$17,796,342
Net income from securities lending	321,980

Total investment income	18,118,322

Expenses:
Investment management fees	5,708,138
Distribution and service fees	2,569,782
Transfer agent costs	13,963
Trustees, CCO and deferred compensation fees	40,621
Audit and tax fees	27,223
Custody fees	49,438
Legal fees	65,175
Printing and shareholder reports fees	50,278
Other	68,688

Total expenses before waiver and/or reimbursement and recapture	8,593,306

Expense waived and/or reimbursed	(85,763)

Net expenses	8,507,543

Net investment income (loss)	9,610,779

Net realized gain (loss) on:
Unaffiliated investments	45,363,298

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	35,307,676

Net realized and change in unrealized gain (loss)	80,670,974

Net increase (decrease) in net assets resulting from operations	$90,281,753

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$9,610,779	$5,749,247
Net realized gain (loss)	45,363,298	86,240,030
Net change in unrealized appreciation (depreciation)	35,307,676	(100,682,628)

Net increase (decrease) in net assets resulting from operations	90,281,753	(8,693,351)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(102,021,662)	(30,553,800)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(102,021,662)	(30,553,800)

Capital share transactions:
Proceeds from shares sold	1,548,974	8,325,166
Dividends and/or distributions reinvested	102,021,662	30,553,800
Cost of shares redeemed	(124,193,182)	(90,504,224)

Net increase (decrease) in net assets resulting from capital share transactions	(20,622,546)	(51,625,258)

Net increase (decrease) in net assets	(32,362,455)	(90,872,409)

Net assets:
Beginning of year	1,043,546,003	1,134,418,412

End of year	$1,011,183,548	$1,043,546,003

Capital share transactions - shares:
Shares issued	121,546	682,912
Shares reinvested	8,424,580	2,523,022
Shares redeemed	(9,907,938)	(7,304,844)

Net increase (decrease) in shares outstanding	(1,361,812)	(4,098,910)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$12.53		$12.98	$11.66	$12.23	$11.20

Investment operations:
Net investment income (loss) (A)	0.12		0.07	0.20	0.19	0.15
Net realized and unrealized gain (loss)	1.00		(0.15)	1.66	(0.59)	1.02

Total investment operations	1.12		(0.08)	1.86	(0.40)	1.17

Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.21)	(0.21)	(0.17)	(0.14)
Net realized gains	(1.24)		(0.16)	(0.33)	—	—

Total dividends and/or distributions to shareholders	(1.31)		(0.37)	(0.54)	(0.17)	(0.14)

Net asset value, end of year	$12.34		$12.53	$12.98	$11.66	$12.23

Total return	9.17%		(0.55)%	16.06%	(3.31)%	10.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,011,184		$1,043,546	$1,134,418	$1,069,755	$1,229,743
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.84%		0.85%	0.84%	0.84%	0.86%
Including waiver and/or reimbursement and recapture	0.83	%(C)	0.85%	0.84%	0.84%	0.86%
Net investment income (loss) to average net assets	0.95%		0.58%	1.56%	1.53%	1.32%
Portfolio turnover rate	55%		127%	14%	6%	10%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Dynamic Allocation—Balanced VP (formerly, Transamerica Legg Mason Dynamic Allocation—Balanced VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$22,236,181	$—	$—	$—	$22,236,181
Total Borrowings	$22,236,181	$—	$—	$—	$22,236,181

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2021, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(13,876,752)	$—	$—	$(13,876,752)
Total	$—	$—	$(13,876,752)	$—	$—	$(13,876,752)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$4,353,698	$—	$—	$4,353,698
Total	$—	$—	$4,353,698	$—	$—	$4,353,698

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Options:
Average value of option contracts purchased	$4,306,212

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
Effective November 1, 2021
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
Prior to November 1, 2021
First $750 million	0.5700
Over $750 million up to $1.5 billion	0.5600
Over $1.5 billion up to $2.5 billion	0.5400
Over $2.5 billion up to $3 billion	0.5200
Over $3 billion	0.5100

(A)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective November 1, 2021 Service Class	0.80%	May 1, 2023
Prior to November 1, 2021 Service Class	0.97

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 560,639,151	$ 711,548,441

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 934,861,133	$ 105,441,043	$ (6,136,862)	$ 99,304,181

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 67,683,118	$ 34,338,544	$ —	$ 30,553,800	$ —	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 45,392,736	$ 26,041,442	$ —	$ —	$ (71,476,436)	$ 99,304,181

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (formerly, Transamerica Legg Mason Dynamic Allocation – Balanced VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $34,338,544 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,148,092	$ 31,167

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

BlackRock Investment Management, LLC (11/1/2021 – 12/31/2021)

Throughout 2021, the U.S. Federal Reserve kept rates near-zero and continued its monthly asset purchases – monetary measures that supported risk assets but limited the rise in yields. Equities recorded double-digit gains for the third year in a row, whereas fixed income mostly fell, with treasury inflation-protected securities and high-yield being the exception. 2021’s performance was marked by an unprecedented monetary-fiscal coordination and a powerful economic recovery, further fueled by the highly-anticipated rollout of COVID-19 vaccines. The labor market recovery was particularly notable, with the unemployment rate falling to the pandemic-era low of 3.9% in December 2021. At its December 2021 meeting, the Federal Open Market Committee announced doubling the pace of its tapering program and signaled plans to join other central banks in raising interest rates, leaving the yield curve at its flattest level since the beginning of the year.

Despite a few brief corrections throughout 2021, markets largely brushed off news that could have derailed the rally: rising inflation, ongoing supply chain disruptions, novel central bank frameworks, and the late 2021 surge in infections stemming from the spread of the new and more transmissible COVID-19 variants, to name a few. In fact, all 11 S&P 500® Index sectors posted double-digit gains during the year. Other developed markets also rose on the back of the cyclical recovery. In contrast, emerging market equities fell in 2021, largely due to continued supply chain disruptions, disparate vaccine rollout, and a sell-off in Chinese assets amid worries about the Evergrande debt crisis and increased regulations.

Franklin Advisers, Inc. (1/1/2021 – 10/31/2021)

Global equity markets overall rose during the 10-month period ended October 31, 2021, as vaccine development and distribution, improving global growth and stimulus measures supported strong demand amid tight supply conditions. Stocks advanced although rising inflation raised concerns about central banks pulling back on stimulus and turning more hawkish.

Broad U.S. equity market indexes closed the period at or near new highs, supported by robust corporate earnings, stimulus and infrastructure spending, and a broad drop in COVID-19 cases, despite heightened concerns surrounding inflation.

Yields on most short-dated U.S. Treasury (“UST”) bills rose during the period, while yields on longer-dated UST notes and bonds finished the period sharply higher as inflationary pressures grew and investors anticipated future interest-rate increases. Broadly speaking, spreads in many fixed income credit sectors tightened during the period, and lower-rated credits outperformed their higher-rated counterparts.

Commodity prices also ended the period at or near multi-year highs. Brent crude front-month futures, the global benchmark, rose as a shortage production failed to keep pace with demand and an emerging shortfall in global energy supplies spilled into crude oil markets.

Gold prices, which reached record highs in 2020, were largely range-bound during the period as investors weighed inflation pressures, central bank purchases and strong jewelry sales against a strong U.S. dollar and equity markets, plus concerns that major central banks could pull back on stimulus and tighten monetary policy.

PERFORMANCE

For the year ended December 31, 2021, Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP, Service Class returned 14.41%. By comparison, its primary, secondary and additional benchmarks, the S&P 500®, the Bloomberg US Aggregate Bond Index and the Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP Blended Benchmark, returned 28.71%, -1.54% and 16.58%, respectively.

STRATEGY REVIEW

BlackRock Investment Management, LLC (11/1/2021 – 12/31/2021)

The Portfolio follows an integrated investment approach focused on managing the volatility of the total Portfolio, while utilizing tactical asset allocation to work to add value through a full market cycle. This approach is designed to limit the volatility experienced by investors during periods of high stress in global markets, and as market volatility increases above the predefined ceiling, we may seek to reduce risk in the Portfolio. The process is based on a regime-aware volatility forecast that incorporates our forward-looking views in re-allocation decisions. The Portfolio has a target allocation of approximately 70% equities and 30% fixed income.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

(unaudited)

STRATEGY REVIEW (continued)

Since we began sub-advising the Portfolio on November 1, 2021, the Portfolio slightly underperformed its benchmark. Within the Portfolio, our short duration position in fixed income was the main detractor against the benchmark. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views while holistically analyzing market risk to effectively size active trades. This process seeks to ensure the Portfolio is diversified across a range of geographies and asset classes.

We feel there were two competing narratives in the markets for 2021: one of policy normalization in the face of a pandemic (challenging for both stocks and bonds) versus one of withdrawal of emergency stimulus as COVID-19 becomes endemic and less disruptive (challenging for bonds & likely positive for stocks). As we probability weight these two scenarios, we enter 2022 underweight duration.

Franklin Advisers, Inc. (1/1/2021 – 10/31/2021)

Franklin Advisers, Inc. served as sub-adviser to the Portfolio through October 31, 2021, when the Portfolio was named Transamerica Legg Mason Dynamic Allocation – Growth VP.

During the period, the Portfolio utilized Dynamic Risk Management, which was comprised of Dynamic Rebalancing and Event Risk Management. Dynamic Rebalancing was applied to the full Portfolio and the Portfolio moved in and out of risk assets (i.e., equity and fixed income) based on the market environment to attempt to limit losses to a floor set at 15% below high-water mark. The Event Risk Management component of the strategy invested in long dated put options to help protect against sudden, significant market shocks. During the period, the Portfolio sought to outperform during secular down markets, participate in upward trending markets, and be challenged in an environment with high volatility and oscillating markets. The Portfolio had a target allocation of approximately 70% equities and 30% fixed income during the period.

All the underlying equity holdings had positive performance during the period, led by U.S Large Cap, with the SPDR S&P 500 ETF Trust being the top performer. Fixed income posted negative returns during the period across all holdings, with iShares 20+ Year Treasury Bond ETF being the largest detractor. In addition, the Event Risk Management detracted for the period due to its inverse performance relationship with the S&P 500® Index, which had strong gains during the period.

Relative to the Portfolio’s benchmark, the Portfolio underperformed during the period. The Portfolio’s tail risk component was the main detractor due to the strong performance of the S&P 500® Index. Asset allocation added to relative performance during the period, with the overweight to U.S. Large Cap being the largest contributor. Sub asset allocation was also positive during the period, as U.S fixed income contributed the most during the period. The Portfolio’s Dynamic Rebalancing mechanism was not active during the period as volatility was relatively stable.

Philip Green

Michael Pensky

Co-Portfolio Managers

BlackRock Investment Management, LLC

Laura Green, CFA

Thomas Picciochi

Co-Portfolio Managers

Franklin Advisers, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	50.9%
U.S. Fixed Income Funds	25.0
International Equity Funds	20.3
Other Investment Company	5.4
Repurchase Agreement	3.9
Net Other Assets (Liabilities)	(5.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 year	10 year or Since Inception	Inception Date
Service Class	14.41%	7.12%	5.76%	05/01/2012
S&P 500® (A)	28.71%	18.47%	15.81%
Bloomberg US Aggregate Bond Index (B)	(1.54)%	3.57%	2.85%
Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP Blended Benchmark (A) (B) (C) (D) (E)	16.58%	13.49%	11.53%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500®, 20% MSCI EAFE Index, 15% Bloomberg US Aggregate Bond Index and 15% Bloomberg US Treasury 7-10 Year Index. Prior to November 1, 2021, the blended benchmark consisted of the following: 56% S&P 500®, 21% Bloomberg Barclays US Aggregate Bond Index, 9% Bloomberg Barclays Long Treasury Index, 7% MSCI EAFE Index and 7% Russell® Index.

(D) The Bloomberg US Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-10 years to maturity.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a Portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity indexes. The underlying fixed income ETFs include ETFs that are based on short/intermediate and long term fixed income indexes.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,060.30	$4.26	$1,021.10	$4.18	0.82%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 96.2%
International Equity Funds - 20.3%
iShares Core MSCI EAFE ETF	582,032	$43,442,868
iShares MSCI EAFE ETF (A)	616,666	48,519,281

		91,962,149

U.S. Equity Fund - 50.9%
iShares Core S&P 500 ETF	482,661	230,148,400

U.S. Fixed Income Funds - 25.0%
iShares 7-10 Year Treasury Bond ETF	410,071	47,158,165
iShares Core U.S. Aggregate Bond ETF	417,697	47,650,874
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)	51,168	6,780,783
iShares Short Treasury Bond ETF	41,229	4,552,506
iShares US Treasury Bond ETF	250,957	6,695,533

		112,837,861

Total Exchange-Traded Funds (Cost $378,807,152)		434,948,410

OTHER INVESTMENT COMPANY - 5.4%
Securities Lending Collateral - 5.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	24,596,247	24,596,247

Total Other Investment Company (Cost $24,596,247)		24,596,247

	Principal	Value
REPURCHASE AGREEMENT - 3.9%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2021, to be repurchased at $17,823,727 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.38%, due 12/31/2028, and with a value of $18,180,251.	$17,823,727	$ 17,823,727

Total Repurchase Agreement (Cost $17,823,727)		17,823,727

Total Investments (Cost $421,227,126)		477,368,384
Net Other Assets (Liabilities) - (5.5)%		(24,829,051)

Net Assets - 100.0%		$452,539,333

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$434,948,410	$—	$—	$434,948,410
Other Investment Company	24,596,247	—	—	24,596,247
Repurchase Agreement	—	17,823,727	—	17,823,727

Total Investments	$459,544,657	$17,823,727	$—	$477,368,384

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $53,940,416, collateralized by cash collateral of $24,596,247 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $30,576,935. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Unaffiliated investments, at value (cost $403,403,399) (including securities loaned of $53,940,416)	$459,544,657
Repurchase agreement, at value (cost $17,823,727)	17,823,727
Receivables and other assets:
Net income from securities lending	9,328
Shares of beneficial interest sold	752
Dividends	164,451

Total assets	477,542,915

Liabilities:
Cash collateral received upon return of:
Securities on loan	24,596,247
Payables and other liabilities:
Shares of beneficial interest redeemed	64,702
Investment management fees	171,210
Distribution and service fees	95,263
Transfer agent costs	991
Trustees, CCO and deferred compensation fees	4,787
Audit and tax fees	16,035
Custody fees	8,772
Legal fees	2,148
Printing and shareholder reports fees	32,807
Other accrued expenses	10,620

Total liabilities	25,003,582

Net assets	$452,539,333

Net assets consist of:
Capital stock ($0.01 par value)	$333,350
Additional paid-in capital	386,083,128
Total distributable earnings (accumulated losses)	66,122,855

Net assets	$452,539,333

Shares outstanding	33,335,025

Net asset value and offering price per share	$13.58

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from unaffiliated investments	$7,870,498
Net income from securities lending	117,523

Total investment income	7,988,021

Expenses:
Investment management fees	2,570,155
Distribution and service fees	1,133,895
Transfer agent costs	6,160
Trustees, CCO and deferred compensation fees	18,187
Audit and tax fees	22,715
Custody fees	22,022
Legal fees	32,131
Printing and shareholder reports fees	26,774
Other	47,246

Total expenses before waiver and/or reimbursement and recapture	3,879,285

Expense waived and/or reimbursed	(38,271)

Net expenses	3,841,014

Net investment income (loss)	4,147,007

Net realized gain (loss) on:
Unaffiliated investments	23,043,818

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	33,613,886

Net realized and change in unrealized gain (loss)	56,657,704

Net increase (decrease) in net assets resulting from operations	$60,804,711

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$4,147,007	$1,314,840
Net realized gain (loss)	23,043,818	44,761,231
Net change in unrealized appreciation (depreciation)	33,613,886	(57,991,347)

Net increase (decrease) in net assets resulting from operations	60,804,711	(11,915,276)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(41,437,410)	(12,179,685)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(41,437,410)	(12,179,685)

Capital share transactions:
Proceeds from shares sold	2,174,225	7,247,839
Dividends and/or distributions reinvested	41,437,410	12,179,685
Cost of shares redeemed	(60,963,918)	(48,882,832)

Net increase (decrease) in net assets resulting from capital share transactions	(17,352,283)	(29,455,308)

Net increase (decrease) in net assets	2,015,018	(53,550,269)

Net assets:
Beginning of year	450,524,315	504,074,584

End of year	$452,539,333	$450,524,315

Capital share transactions - shares:
Shares issued	158,764	559,833
Shares reinvested	3,146,349	966,642
Shares redeemed	(4,514,830)	(3,770,136)

Net increase (decrease) in shares outstanding	(1,209,717)	(2,243,661)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$13.04		$13.70	$12.32	$13.09	$11.68

Investment operations:
Net investment income (loss) (A)	0.12		0.04	0.19	0.17	0.15
Net realized and unrealized gain (loss)	1.72		(0.35)	1.85	(0.78)	1.38

Total investment operations	1.84		(0.31)	2.04	(0.61)	1.53

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.21)	(0.19)	(0.16)	(0.12)
Net realized gains	(1.26)		(0.14)	(0.47)	—	—

Total dividends and/or distributions to shareholders	(1.30)		(0.35)	(0.66)	(0.16)	(0.12)

Net asset value, end of year	$13.58		$13.04	$13.70	$12.32	$13.09

Total return	14.41%		(2.17)%	16.83%	(4.73)%	13.21%

Ratio and supplemental data:
Net assets end of year (000’s)	$452,539		$450,524	$504,075	$483,146	$563,131
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.86%		0.87%	0.86%	0.86%	0.89%
Including waiver and/or reimbursement and recapture	0.85	%(C)	0.87%	0.86%	0.86%	0.89%
Net investment income (loss) to average net assets	0.92%		0.31%	1.47%	1.27%	1.17%
Portfolio turnover rate	43%		173%	16%	8%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Dynamic Allocation—Moderate Growth VP (formerly, Transamerica Legg Mason Dynamic Allocation—Growth VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$24,596,247	$—	$—	$—	$24,596,247
Total Borrowings	$24,596,247	$—	$—	$—	$24,596,247

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2021, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(8,535,248)	$—	$—	$(8,535,248)
Total	$—	$—	$(8,535,248)	$—	$—	$(8,535,248)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$2,682,143	$—	$—	$2,682,143
Total	$—	$—	$2,682,143	$—	$—	$2,682,143

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Options:
Average value of option contracts purchased	$2,649,814

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
Effective November 1, 2021
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
Prior to November 1, 2021
First $750 million	0.5800
Over $750 million up to $1.5 billion	0.5700
Over $1.5 billion up to $2.5 billion	0.5500
Over $2.5 billion up to $3 billion	0.5300
Over $3 billion	0.5200

(A)	TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective November 1, 2021
Service Class	0.80%	May 1, 2023
Prior to November 1, 2021
Service Class	0.99

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 191,403,873	$ 262,684,502

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, straddle loss deferrals and organizational expenses.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 421,369,344	$ 58,573,169	$ (2,574,129)	$ 55,999,040

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 32,936,644	$ 8,500,766	$ —	$ 12,179,685	$ —	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 34,858,844	$ 3,493,298	$ —	$ —	$ (28,228,327)	$ 55,999,040

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (formerly, Transamerica Legg Mason Dynamic Allocation – Growth VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $8,500,766 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 627,656	$ 17,039

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

MARKET ENVIRONMENT

In 2021 there was no escaping the impact of COVID-19 pandemic. First the surge, then vaccine rollout, a short Jubilee, and then the rise of the variants. Getting back to normal has remained elusive. Despite COVID-19’s continued domination of daily life, developed equity markets, commodities, and crypto saw strong returns in the fiscal year ended December 31, 2021. With rising global inflation and concerns about the U.S. Federal Reserve reducing its monetary support, bond investors saw slightly lower returns across asset classes. Treasuries, corporate investment grade bonds and mortgages all ended the year lower. The most rate sensitive fixed income assets fared the worst while high yield bonds squeaked out slight gains due to spread compression. Overall, 2021 was a strong year for investors in balanced portfolios.

U.S. equities, as represented by the S&P 500® Index (“S&P 500®”) ended the fiscal year 2021 28.71% higher, continuing the momentum from the previous two years. While the year began with value and small caps outpacing other equities, the script flipped back to the longer-term trend favoring large growth stocks over value in the U.S. While volatility levels stayed well below the peaks reached in 2020, levels have stayed stubbornly above pre-pandemic levels.

Outside of the U.S., developed market equities as represented by the MSCI EAFE Index performed well, ending the year with a 11.78% return. Across the board, European equities experienced strong returns on the back on an anticipated reopening. Emerging equities fared less well. Emerging markets were directionally positive into mid-year but began to unravel with the unfolding debt crisis of Chinese property developers, the rise of COVID-19 variants and the continued zero tolerance COVID-19 policy of China, which accounts for approximately one-third of the MSCI Emerging Markets Index. Emerging markets stocks ended the year down 2.22%.

U.S. equity factors posted strong absolute returns overall for 2021 but generally lagged the S&P 500®. The value factor managed to squeak out a small excess return in 2021, largely from an outsized first quarter. Quality led the remainder, posting a 27.22% return followed by low size, momentum, and minimum volatility. While minimum volatility underperformed in developed markets, posting a 7.58% return with broader markets hitting 11.78%, it outperformed in emerging markets. Emerging markets minimum volatility delivered a 5.92% return compared to broader emerging markets being down 2.22%. The Bloomberg U.S. Aggregate Bond Index returned -1.54% in 2021.

PERFORMANCE

For the year ended December 31, 2021, Transamerica BlackRock iShares Edge 40 VP, Initial Class returned 6.09%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Conservative Portfolio Index and the Transamerica BlackRock iShares Edge 40 VP Blended Benchmark, returned 4.76% and 7.30%, respectively.

STRATEGY REVIEW

The Portfolio outperformed its primary benchmark in the fiscal year ended December 31, 2021, driven primarily by the overweight to U.S. and dollar denominated fixed income securities relative to its benchmark. Overweights to U.S. and large cap equities relative to benchmark also contributed to performance. The primary detractors from performance were exposures to minimum volatility and momentum factors within equities.

The equity allocation of this fund of funds is comprised entirely of “smart beta” or factor-based equity exchange-traded funds (“ETFs”). The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia historically have shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are quality, value, (smaller) size, momentum and low volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., only the minimum volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is lower than the benchmark.

Alan Mason

Greg Savage

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	100.0%
Other Investment Company	6.1
Common Stock	0.0 *
Net Other Assets (Liabilities)	(6.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	6.09%	7.13%	5.64%	05/01/2002
Dow Jones Moderately Conservative Portfolio Index (A)	4.76%	7.17%	6.14%
Transamerica BlackRock iShares Edge 40 VP Blended Benchmark (B) (C) (D) (E) (F) (G) (H)	7.30%	8.86%	7.56%
Service Class	5.78%	6.88%	5.37%	05/01/2003

(A) The Dow Jones Moderately Conservative Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(B) The Transamerica BlackRock iShares Edge 40 VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg US Aggregate Bond Index, 23.50% MSCI USA Diversified Multi-Factor Index, 10% ICE BofAML US Corporate Index, 7.80% MSCI EAFE Minimum Volatility Index, 6.50% MSCI USA Minimum Volatility Index and 2.20% MSCI EM Minimum Volatility Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 50% Bloomberg Barclays US Aggregate Bond Index, 23.50% MSCI USA Diversified Multi-Factor Index, 10% ICE BofAML US Corporate Index, 7.80% MSCI EAFE Minimum Volatility Index, 6.50% MSCI USA Minimum Volatility Index and 2.20% MSCI EM Minimum Volatility Index. Prior to May 1, 2021, the blended benchmark consisted of the following: 50% Bloomberg Barclays US Aggregate Bond Index, 30% MSCI USA Index, 10% ICE BOfAML US Corporate Index and 10% MSCI All Country World Index ex-U.S.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Diversified Multi-Factor Index aims to maximize exposure to four factors, Value, Momentum, Quality and Low size, while maintaining a risk profile similar to that of the underlying parent index.

(E) The ICE BofAML US Corporate Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

(F) The MSCI EAFE Minimum Volatility Index measures the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across developed countries, excluding the U.S. and Canada.

(G) The MSCI USA Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe.

(H) The MSCI EM Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,023.00	$1.48	$1,023.70	$1.48	0.29%
Service Class	1,000.00	1,022.70	2.75	1,022.50	2.75	0.54

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCK - 0.0%
Banks - 0.0%
Banco Espirito Santo SA (A) (B) (C) (D)	8,203	$0

Total Common Stock (Cost $9,697)		0

EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 10.0%
iShares MSCI EAFE Min Vol Factor ETF (E)	340,985	26,177,418
iShares MSCI Emerging Markets Min Vol Factor ETF	116,203	7,299,873

		33,477,291

U.S. Equity Funds - 30.4%
iShares MSCI USA Min Vol Factor ETF	271,311	21,949,060
iShares MSCI USA Momentum Factor ETF (E)	119,804	21,782,763
iShares MSCI USA Quality Factor ETF	150,150	21,855,834
iShares MSCI USA Size Factor ETF (E)	99,250	13,623,055
iShares MSCI USA Value Factor ETF	200,167	21,912,282

		101,122,994

U.S. Fixed Income Funds - 59.6%
iShares Broad USD Investment Grade Corporate Bond ETF (E)	544,218	32,511,583
iShares Core U.S. Aggregate Bond ETF	1,454,553	165,935,406

		198,446,989

Total Exchange-Traded Funds (Cost $278,795,912)		333,047,274

	Shares	Value
OTHER INVESTMENT COMPANY - 6.1%
Securities Lending Collateral - 6.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (F)	20,292,917	$ 20,292,917

Total Other Investment Company (Cost $20,292,917)		20,292,917

Total Investments (Cost $299,098,526)		353,340,191
Net Other Assets (Liabilities) - (6.1)%		(20,207,594)

Net Assets - 100.0%		$333,132,597

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (H)	Value
ASSETS
Investments
Common Stock	$—	$—	$0	$0
Exchange-Traded Funds	333,047,274	—	—	333,047,274
Other Investment Company	20,292,917	—	—	20,292,917

Total Investments	$353,340,191	$—	$0	$353,340,191

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is Level 3 of the fair value hierarchy.
(B)	Non-income producing security.
(C)	Security deemed worthless.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2021, the value of the security is $0, representing less than 0.1% of the Portfolio’s net assets.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $42,987,041, collateralized by cash collateral of $20,292,917 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $23,610,050. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Rate disclosed reflects the yield at December 31, 2021.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Level 3 securities were not considered significant to the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $299,098,526) (including securities loaned of $42,987,041)	$353,340,191
Foreign currency, at value (cost $666)	716
Receivables and other assets:
Investments sold	5,863,809
Net income from securities lending	12,207
Shares of beneficial interest sold	19,318
Tax reclaims	19,340

Total assets	359,255,581

Liabilities:
Cash collateral received upon return of:
Securities on loan	20,292,917
Payables and other liabilities:
Investments purchased	5,579,689
Shares of beneficial interest redeemed	22,262
Due to custodian	18,125
Investment management fees	70,725
Distribution and service fees	65,279
Transfer agent costs	745
Trustees, CCO and deferred compensation fees	3,513
Audit and tax fees	19,696
Custody fees	11,989
Legal fees	1,665
Printing and shareholder reports fees	30,165
Other accrued expenses	6,214

Total liabilities	26,122,984

Net assets	$333,132,597

Net assets consist of:
Capital stock ($0.01 par value)	$328,956
Additional paid-in capital	263,149,418
Total distributable earnings (accumulated losses)	69,654,223

Net assets	$333,132,597

Net assets by class:
Initial Class	$25,370,496
Service Class	307,762,101

Shares outstanding:
Initial Class	2,486,218
Service Class	30,409,414

Net asset value and offering price per share:
Initial Class	$10.20
Service Class	10.12

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$6,042,281
Net income from securities lending	152,848
Withholding taxes on foreign income	(268)

Total investment income	6,194,861

Expenses:
Investment management fees	1,033,830
Distribution and service fees:
Service Class	792,903
Transfer agent costs	4,695
Trustees, CCO and deferred compensation fees	13,727
Audit and tax fees	29,855
Custody fees	30,764
Legal fees	19,925
Printing and shareholder reports fees	23,784
Other	21,753

Total expenses before waiver and/or reimbursement and recapture	1,971,236

Expenses waived and/or reimbursed:
Initial Class	(13,725)
Service Class	(158,580)

Net expenses	1,798,931

Net investment income (loss)	4,395,930

Net realized gain (loss) on:
Investments	11,257,436
Foreign currency transactions	694

Net realized gain (loss)	11,258,130

Net change in unrealized appreciation (depreciation) on:
Investments	3,892,738
Translation of assets and liabilities denominated in foreign currencies	(4,634)

Net change in unrealized appreciation (depreciation)	3,888,104

Net realized and change in unrealized gain (loss)	15,146,234

Net increase (decrease) in net assets resulting from operations	$19,542,164

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$4,395,930	$5,380,361
Net realized gain (loss)	11,258,130	6,719,673
Net change in unrealized appreciation (depreciation)	3,888,104	18,151,621

Net increase (decrease) in net assets resulting from operations	19,542,164	30,251,655

Dividends and/or distributions to shareholders:
Initial Class	(1,030,888)	(811,424)
Service Class	(11,082,234)	(9,020,707)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(12,113,122)	(9,832,131)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,079,012	4,503,161
Service Class	5,861,204	19,179,475

	7,940,216	23,682,636

Dividends and/or distributions reinvested:
Initial Class	1,030,888	811,424
Service Class	11,082,234	9,020,707

	12,113,122	9,832,131

Cost of shares redeemed:
Initial Class	(6,327,714)	(4,431,865)
Service Class	(38,612,952)	(40,629,163)

	(44,940,666)	(45,061,028)

Net increase (decrease) in net assets resulting from capital share transactions	(24,887,328)	(11,546,261)

Net increase (decrease) in net assets	(17,458,286)	8,873,263

Net assets:
Beginning of year	350,590,883	341,717,620

End of year	$333,132,597	$350,590,883

Capital share transactions - shares:
Shares issued:
Initial Class	206,034	479,832
Service Class	582,394	2,059,359

	788,428	2,539,191

Shares reinvested:
Initial Class	101,465	85,323
Service Class	1,099,428	955,583

	1,200,893	1,040,906

Shares redeemed:
Initial Class	(624,880)	(471,312)
Service Class	(3,837,593)	(4,396,277)

	(4,462,473)	(4,867,589)

Net increase (decrease) in shares outstanding:
Initial Class	(317,381)	93,843
Service Class	(2,155,771)	(1,381,335)

	(2,473,152)	(1,287,492)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$9.98	$9.39	$9.61	$10.22	$9.48

Investment operations:
Net investment income (loss) (A)	0.15	0.17	0.24	0.20	0.14
Net realized and unrealized gain (loss)	0.45	0.72	1.18	(0.62)	0.78

Total investment operations	0.60	0.89	1.42	(0.42)	0.92

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.23)	(0.24)	(0.19)	(0.18)
Net realized gains	(0.20)	(0.07)	(1.40)	—	—

Total dividends and/or distributions to shareholders	(0.38)	(0.30)	(1.64)	(0.19)	(0.18)

Net asset value, end of year	$10.20	$9.98	$9.39	$9.61	$10.22

Total return	6.09%	9.65%	15.31%	(4.14)%	9.74%

Ratio and supplemental data:
Net assets end of year (000’s)	$25,371	$27,992	$25,439	$24,134	$28,215
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.34%	0.34%	0.34%	0.79%	0.86%
Including waiver and/or reimbursement and recapture (C)	0.29%	0.29%	0.30%	0.77%	0.86%
Net investment income (loss) to average net assets	1.50%	1.84%	2.42%	2.04%	1.46%
Portfolio turnover rate	6%	13%	4%	136%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$9.91	$9.32	$9.54	$10.15	$9.41

Investment operations:
Net investment income (loss) (A)	0.13	0.15	0.21	0.18	0.12
Net realized and unrealized gain (loss)	0.44	0.72	1.18	(0.62)	0.77

Total investment operations	0.57	0.87	1.39	(0.44)	0.89

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.21)	(0.21)	(0.17)	(0.15)
Net realized gains	(0.20)	(0.07)	(1.40)	—	—

Total dividends and/or distributions to shareholders	(0.36)	(0.28)	(1.61)	(0.17)	(0.15)

Net asset value, end of year	$10.12	$9.91	$9.32	$9.54	$10.15

Total return	5.78%	9.45%	15.10%	(4.43)%	9.52%

Ratio and supplemental data:
Net assets end of year (000’s)	$307,762	$322,599	$316,279	$299,266	$349,097
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.59%	0.59%	0.59%	1.04%	1.11%
Including waiver and/or reimbursement and recapture (C)	0.54%	0.54%	0.55%	1.02%	1.11%
Net investment income (loss) to average net assets	1.26%	1.58%	2.17%	1.79%	1.21%
Portfolio turnover rate	6%	13%	4%	136%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$20,292,917	$—	$—	$—	$20,292,917
Total Borrowings	$20,292,917	$—	$—	$—	$20,292,917

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM has contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.31%	May 1, 2022
Service Class	0.56	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 21,298,400	$ 53,590,562

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 299,283,723	$ 54,066,165	$ (9,697)	$ 54,056,468

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,330,871	$ 6,782,251	$ —	$ 8,912,112	$ 920,019	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,359,298	$ 11,239,341	$ —	$ —	$ —	$ 54,055,584

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 40 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 40 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $6,782,251 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 828,473	$ 131,971

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

MARKET ENVIRONMENT

In 2021 there was no escaping the impact of COVID-19 pandemic. First the surge, then vaccine rollout, a short Jubilee, and then the rise of the variants. Getting back to normal has remained elusive. Despite COVID-19’s continued domination of daily life, developed equity markets, commodities, and crypto saw strong returns in the fiscal year ended December 31, 2021. With rising global inflation and concerns about the U.S. Federal Reserve reducing its monetary support, bond investors saw slightly lower returns across asset classes. Treasuries, corporate investment grade bonds and mortgages all ended the year lower. The most rate sensitive fixed income assets fared the worst while high yield bonds squeaked out slight gains due to spread compression. Overall, 2021 was a strong year for investors in balanced portfolios.

U.S. equities, as represented by the S&P 500® Index (“S&P 500®”) ended the fiscal year 2021, 28.71% higher, continuing the momentum from the previous two years. While the year began with value and small caps outpacing other equities, the script flipped back to the longer-term trend favoring large growth stocks over value in the U.S. While volatility levels stayed well below the peaks reached in 2020, levels have stayed stubbornly above pre-pandemic levels.

Outside of the U.S., developed market equities as represented by the MSCI EAFE Index performed well, ending the year with a 11.78% return. Across the board, European equities experienced strong returns on the back on an anticipated reopening. Emerging equities fared less well. Emerging markets were directionally positive into mid-year but began to unravel with the unfolding debt crisis of Chinese property developers, the rise of COVID-19 variants and the continued zero tolerance COVID-19 policy of China, which accounts for approximately one-third of the MSCI Emerging Markets Index. Emerging markets stocks ended the year down 2.22%.

U.S. equity factors posted strong absolute returns overall for 2021 but generally lagged the S&P 500®. The value factor managed to squeak out a small excess return in 2021, largely from an outsized first quarter. Quality led the remainder, posting a 27.22% return followed by low size, momentum, and minimum volatility. While minimum volatility underperformed in developed markets, posting a 7.58% return with broader markets hitting 11.78%, it outperformed in emerging markets. Emerging markets minimum volatility delivered a 5.92% return compared to broader emerging markets being down 2.22%. The Bloomberg U.S. Aggregate Bond Index returned -1.54% in 2021.

PERFORMANCE

For the year ended December 31, 2021, Transamerica BlackRock iShares Edge 50 VP, Service Class returned 7.74%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderate Portfolio Index and the Transamerica BlackRock iShares Edge 50 VP Blended Benchmark, returned 9.40% and 9.56%, respectively.

STRATEGY REVIEW

The equity allocation of this fund of funds is comprised entirely of “smart beta” or factor-based equity exchange-traded funds (“ETFs”). Over the fiscal year ended December 31, 2021, the Portfolio’s underperformance was predominantly driven by exposure to minimum volatility and momentum factors. This was offset by a positive contribution to performance driven by exposure to the value factor in equities and a positive contribution from an overweight to U.S. and dollar denominated fixed income securities relative to the benchmark.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have historically shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are quality, value, (smaller) size, momentum and low volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., only the minimum volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is lower than the benchmark.

Alan Mason

Greg Savage

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	49.8%
U.S. Equity Funds	37.9
International Equity Funds	12.2
Other Investment Company	5.6
Net Other Assets (Liabilities)	(5.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	7.74%	8.55%	7.85%	03/21/2016
Dow Jones Moderate Portfolio Index (A)	9.40%	9.71%	9.39%
Transamerica BlackRock iShares Edge 50 VP Blended Benchmark (B) (C) (D) (E) (F) (G)	9.56%	9.95%	9.42%

(A) The Dow Jones Moderate Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderate investor risk profile.

(B) The Transamerica BlackRock iShares Edge 50 VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg US Aggregate Bond Index, 29.40% MSCI USA Diversified Multi-Factor Index, 9.40% MSCI EAFE Minimum Volatility Index, 8.60% MSCI USA Minimum Volatility Index and 2.60% MSCI EM Minimum Volatility Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 50% Bloomberg Barclays US Aggregate Bond Index, 29.40% MSCI USA Diversified Multi-Factor Index, 9.40% MSCI EAFE Minimum Volatility Index, 8.60% MSCI USA Minimum Volatility Index and 2.60% MSCI EM Minimum Volatility Index. Prior to May 1, 2021, the blended benchmark consisted of the following: 50% Bloomberg Barclays US Aggregate Bond Index, 38% MSCI USA Index and 12% MSCI All Country World Index ex-U.S.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Diversified Multi-Factor Index aims to maximize exposure to four factors, Value, Momentum, Quality and Low size, while maintaining a risk profile similar to that of the underlying parent index.

(E) The MSCI EAFE Minimum Volatility Index measures the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across developed countries, excluding the U.S. and Canada.

(F) The MSCI USA Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe.

(G) The MSCI EM Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,028.60	$2.71	$1,022.50	$2.70	0.53%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 12.2%
iShares MSCI EAFE Min Vol Factor ETF (A)	669,662	$51,409,951
iShares MSCI Emerging Markets Min Vol Factor ETF	231,507	14,543,270

		65,953,221

U.S. Equity Funds - 37.9%
iShares MSCI USA Min Vol Factor ETF	549,201	44,430,361
iShares MSCI USA Momentum Factor ETF (A)	242,805	44,146,805
iShares MSCI USA Quality Factor ETF	304,193	44,278,333
iShares MSCI USA Size Factor ETF	200,779	27,558,926
iShares MSCI USA Value Factor ETF	405,422	44,381,546

		204,795,971

U.S. Fixed Income Fund - 49.8%
iShares Core U.S. Aggregate Bond ETF	2,359,294	269,148,260

Total Exchange-Traded Funds (Cost $465,207,906)		539,897,452

	Shares	Value
OTHER INVESTMENT COMPANY - 5.6%
Securities Lending Collateral - 5.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	30,230,950	$ 30,230,950

Total Other Investment Company (Cost $30,230,950)		30,230,950

Total Investments (Cost $495,438,856)		570,128,402
Net Other Assets (Liabilities) - (5.5)%		(29,768,449)

Net Assets - 100.0%		$540,359,953

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$539,897,452	$—	$—	$539,897,452
Other Investment Company	30,230,950	—	—	30,230,950

Total Investments	$570,128,402	$—	$—	$570,128,402

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $29,573,552, collateralized by cash collateral of $30,230,950 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $7,977. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Unaffiliated investments, at value (cost $495,438,856) (including securities loaned of $29,573,552)	$570,128,402
Cash	689,174
Receivables and other assets:
Investments sold	8,901,729
Net income from securities lending	2,437
Shares of beneficial interest sold	9,683

Total assets	579,731,425

Liabilities:
Cash collateral received upon return of:
Securities on loan	30,230,950
Payables and other liabilities:
Investments purchased	8,867,031
Shares of beneficial interest redeemed	472
Investment management fees	113,689
Distribution and service fees	113,689
Transfer agent costs	1,170
Trustees, CCO and deferred compensation fees	1,315
Audit and tax fees	16,450
Custody fees	2,604
Legal fees	2,360
Printing and shareholder reports fees	12,892
Other accrued expenses	8,850

Total liabilities	39,371,472

Net assets	$540,359,953

Net assets consist of:
Capital stock ($0.01 par value)	$375,329
Additional paid-in capital	448,129,657
Total distributable earnings (accumulated losses)	91,854,967

Net assets	$540,359,953

Shares outstanding	37,532,882

Net asset value and offering price per share	$14.40

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from unaffiliated investments	$8,829,091
Net income from securities lending	58,080

Total investment income	8,887,171

Expenses:
Investment management fees	1,557,574
Distribution and service fees	1,297,979
Transfer agent costs	7,131
Trustees, CCO and deferred compensation fees	15,362
Audit and tax fees	23,701
Custody fees	6,611
Legal fees	30,167
Printing and shareholder reports fees	14,021
Other	28,533

Total expenses before waiver and/or reimbursement and recapture	2,981,079

Expense waived and/or reimbursed	(259,596)

Net expenses	2,721,483

Net investment income (loss)	6,165,688

Net realized gain (loss) on:
Unaffiliated investments	11,314,529

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	21,234,149

Net realized and change in unrealized gain (loss)	32,548,678

Net increase (decrease) in net assets resulting from operations	$38,714,366

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$6,165,688	$5,885,281
Net realized gain (loss)	11,314,529	7,158,132
Net change in unrealized appreciation (depreciation)	21,234,149	29,424,784

Net increase (decrease) in net assets resulting from operations	38,714,366	42,468,197

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(12,987,077)	(6,445,441)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(12,987,077)	(6,445,441)

Capital share transactions:
Proceeds from shares sold	38,532,515	129,011,743
Dividends and/or distributions reinvested	12,987,077	6,445,441
Cost of shares redeemed	(25,855,212)	(10,824,780)

Net increase (decrease) in net assets resulting from capital share transactions	25,664,380	124,632,404

Net increase (decrease) in net assets	51,391,669	160,655,160

Net assets:
Beginning of year	488,968,284	328,313,124

End of year	$540,359,953	$488,968,284

Capital share transactions - shares:
Shares issued	2,755,658	10,187,458
Shares reinvested	908,823	497,717
Shares redeemed	(1,828,541)	(876,131)

Net increase (decrease) in shares outstanding	1,835,940	9,809,044

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$13.70	$12.68	$11.04	$11.49	$10.27

Investment operations:
Net investment income (loss) (A)	0.17	0.19	0.27	0.23	0.18
Net realized and unrealized gain (loss)	0.89	1.03	1.50	(0.52)	1.14

Total investment operations	1.06	1.22	1.77	(0.29)	1.32

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.16)	(0.11)	(0.10)	(0.08)
Net realized gains	(0.20)	(0.04)	(0.02)	(0.06)	(0.02)

Total dividends and/or distributions to shareholders	(0.36)	(0.20)	(0.13)	(0.16)	(0.10)

Net asset value, end of year	$14.40	$13.70	$12.68	$11.04	$11.49

Total return	7.74%	9.72%	16.04%	(2.62)%	12.85%

Ratio and supplemental data:
Net assets end of year (000’s)	$540,360	$488,968	$328,313	$149,894	$71,329
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.57%	0.58%	0.58%	0.60%	0.61%
Including waiver and/or reimbursement and recapture (C)	0.52%	0.53%	0.54%	0.56%	0.56%
Net investment income (loss) to average net assets	1.19%	1.48%	2.21%	2.03%	1.65%
Portfolio turnover rate	7%	11%	2%	6%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$30,230,950	$—	$—	$—	$30,230,950
Total Borrowings	$30,230,950	$—	$—	$—	$30,230,950

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM has contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 57,222,684	$ 38,122,136

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 495,687,617	$ 74,440,785	$ —	$ 74,440,785

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,885,733	$ 7,101,344	$ —	$ 5,048,715	$ 1,396,726	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 6,112,533	$ 11,301,649	$ —	$ —	$ —	$ 74,440,785

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 50 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 50 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $7,101,344 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,538,658	$ 249,093

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

MARKET ENVIRONMENT

In 2021 there was no escaping the impact of COVID-19 pandemic. First the surge, then vaccine rollout, a short Jubilee, and then the rise of the variants. Getting back to normal has remained elusive. Despite COVID-19’s continued domination of daily life, developed equity markets, commodities, and crypto saw strong returns in the fiscal year ended December 31, 2021. With rising global inflation and concerns about the U.S. Federal Reserve reducing its monetary support, bond investors saw slightly lower returns across asset classes. Treasuries, corporate investment grade bonds and mortgages all ended the year lower. The most rate sensitive fixed income assets fared the worst while high yield bonds squeaked out slight gains due to spread compression. Overall, 2021 was a strong year for investors in balanced portfolios.

U.S. equities, as represented by the S&P 500® Index (“S&P 500®”) ended the fiscal year 2021 28.71% higher, continuing the momentum from the previous two years. While the year began with value and small caps outpacing other equities, the script flipped back to the longer-term trend favoring large growth stocks over value in the U.S. While volatility levels stayed well below the peaks reached in 2020, levels have stayed stubbornly above pre-pandemic levels.

Outside of the U.S., developed market equities as represented by the MSCI EAFE Index performed well, ending the year with a 11.78% return. Across the board, European equities experienced strong returns on the back on an anticipated reopening. Emerging equities fared less well. Emerging markets were directionally positive into mid-year but began to unravel with the unfolding debt crisis of Chinese property developers, the rise of COVID-19 variants and the continued zero tolerance COVID-19 policy of China, which accounts for approximately one-third of the MSCI Emerging Markets Index. Emerging markets stocks ended the year down 2.22%.

U.S. equity factors posted strong absolute returns overall for 2021 but generally lagged the S&P 500®. The value factor managed to squeak out a small excess return in 2021, largely from an outsized first quarter. Quality led the remainder, posting a 27.22% return followed by low size, momentum, and minimum volatility. While minimum volatility underperformed in developed markets, posting a 7.58% return with broader markets hitting 11.78%, it outperformed in emerging markets. Emerging markets minimum volatility delivered a 5.92% return compared to broader emerging markets being down 2.22%. The Bloomberg U.S. Aggregate Bond Index returned -1.54% in 2021.

PERFORMANCE

For the year ended December 31, 2021, Transamerica BlackRock iShares Edge 75 VP, Service Class returned 12.94%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Aggressive Portfolio Index and the Transamerica

BlackRock Smart Beta 75 VP Blended Benchmark, returned 14.05% and 15.29%, respectively.

STRATEGY REVIEW

The equity allocation of this fund of funds is comprised entirely of “smart beta” or factor-based equity exchange-traded funds (“ETFs”). Over the fiscal year ended December 31, 2021, the Portfolio’s underperformance was predominantly driven by exposure to minimum volatility and momentum factors. This was slightly offset by exposure to the value factor in equities.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have historically shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are quality, value, (smaller) size, momentum and low volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., only the minimum volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is lower than the benchmark.

Alan Mason

Greg Savage

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	56.9%
U.S. Fixed Income Fund	24.9
International Equity Funds	18.2
Other Investment Company	0.7
Net Other Assets (Liabilities)	(0.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	12.94%	11.17%	10.22%	03/21/2016
Dow Jones Moderately Aggressive Portfolio Index (A)	14.05%	12.03%	11.85%
Transamerica BlackRock Smart Beta 75 VP Blended Benchmark (B) (C) (D) (E) (F) (G)	15.29%	12.96%	12.42%

(A) The Dow Jones Moderately Aggressive Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(B) The Transamerica BlackRock iShares Edge 75 VP Blended Benchmark is composed of the following benchmarks: 25% Bloomberg US Aggregate Bond Index, 44% MSCI USA Diversified Multi-Factor Index, 14.80% MSCI EAFE Minimum Volatility Index, 12% MSCI USA Minimum Volatility Index and 4.20% MSCI EM Minimum Volatility Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 25% Bloomberg Barclays US Aggregate Bond Index, 44% MSCI USA Diversified Multi-Factor Index, 14.80% MSCI EAFE Minimum Volatility Index, 12% MSCI USA Minimum Volatility Index and 4.20% MSCI EM Minimum Volatility Index. Prior to May 1, 2021, the blended benchmark consisted of the following: 25% Bloomberg Barclays US Aggregate Bond Index, 56% MSCI USA Index and 19% MSCI All Country World Index ex-U.S.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Diversified Multi-Factor Index aims to maximize exposure to four factors, Value, Momentum, Quality and Low size, while maintaining a risk profile similar to that of the underlying parent index.

(E) The MSCI EAFE Minimum Volatility Index measures the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across developed countries, excluding the U.S. and Canada.

(F) The MSCI USA Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe.

(G) The MSCI EM Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,044.00	$2.73	$1,022.50	$2.70	0.53%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 18.2%
iShares MSCI EAFE Min Vol Factor ETF (A)	409,003	$31,399,160
iShares MSCI Emerging Markets Min Vol Factor ETF	135,062	8,484,595

		39,883,755

U.S. Equity Funds - 56.9%
iShares MSCI USA Min Vol Factor ETF	335,230	27,120,107
iShares MSCI USA Momentum Factor ETF	146,259	26,592,811
iShares MSCI USA Quality Factor ETF	185,326	26,976,053
iShares MSCI USA Size Factor ETF	122,707	16,842,763
iShares MSCI USA Value Factor ETF	247,183	27,059,123

		124,590,857

U.S. Fixed Income Fund - 24.9%
iShares Core U.S. Aggregate Bond ETF	476,657	54,377,030

Total Exchange-Traded Funds (Cost $176,860,288)		218,851,642

	Shares	Value
OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	1,632,800	$ 1,632,800

Total Other Investment Company (Cost $1,632,800)		1,632,800

Total Investments (Cost $178,493,088)		220,484,442
Net Other Assets (Liabilities) - (0.7)%		(1,495,911)

Net Assets - 100.0%		$218,988,531

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$218,851,642	$—	$—	$218,851,642
Other Investment Company	1,632,800	—	—	1,632,800

Total Investments	$220,484,442	$—	$—	$220,484,442

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $1,596,816, collateralized by cash collateral of $1,632,800. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Unaffiliated investments, at value (cost $178,493,088) (including securities loaned of $1,596,816)	$220,484,442
Cash	311,200
Receivables and other assets:
Investments sold	3,179,707
Net income from securities lending	831

Total assets	223,976,180

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,632,800
Payables and other liabilities:
Investments purchased	3,200,564
Shares of beneficial interest redeemed	35,965
Investment management fees	45,864
Distribution and service fees	45,864
Transfer agent costs	477
Trustees, CCO and deferred compensation fees	636
Audit and tax fees	14,306
Custody fees	1,789
Legal fees	964
Printing and shareholder reports fees	4,187
Other accrued expenses	4,233

Total liabilities	4,987,649

Net assets	$218,988,531

Net assets consist of:
Capital stock ($0.01 par value)	$135,154
Additional paid-in capital	166,779,063
Total distributable earnings (accumulated losses)	52,074,314

Net assets	$218,988,531

Shares outstanding	13,515,433

Net asset value and offering price per share	$16.20

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from unaffiliated investments	$3,541,009
Net income from securities lending	34,172

Total investment income	3,575,181

Expenses:
Investment management fees	634,864
Distribution and service fees	529,054
Transfer agent costs	2,906
Trustees, CCO and deferred compensation fees	6,330
Audit and tax fees	20,174
Custody fees	5,549
Legal fees	12,261
Printing and shareholder reports fees	5,251
Other	16,713

Total expenses before waiver and/or reimbursement and recapture	1,233,102

Expense waived and/or reimbursed	(105,811)

Net expenses	1,127,291

Net investment income (loss)	2,447,890

Net realized gain (loss) on:
Unaffiliated investments	7,784,550

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	15,386,735

Net realized and change in unrealized gain (loss)	23,171,285

Net increase (decrease) in net assets resulting from operations	$25,619,175

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$2,447,890	$2,266,766
Net realized gain (loss)	7,784,550	4,406,237
Net change in unrealized appreciation (depreciation)	15,386,735	12,737,180

Net increase (decrease) in net assets resulting from operations	25,619,175	19,410,183

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(6,612,514)	(3,218,830)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(6,612,514)	(3,218,830)

Capital share transactions:
Proceeds from shares sold	24,464,911	54,103,397
Dividends and/or distributions reinvested	6,612,514	3,218,830
Cost of shares redeemed	(26,149,119)	(17,774,872)

Net increase (decrease) in net assets resulting from capital share transactions	4,928,306	39,547,355

Net increase (decrease) in net assets	23,934,967	55,738,708

Net assets:
Beginning of year	195,053,564	139,314,856

End of year	$218,988,531	$195,053,564

Capital share transactions - shares:
Shares issued	1,576,303	4,117,964
Shares reinvested	414,838	236,158
Shares redeemed	(1,665,736)	(1,364,289)

Net increase (decrease) in shares outstanding	325,405	2,989,833

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$14.79	$13.66	$11.50	$12.13	$10.34

Investment operations:
Net investment income (loss) (A)	0.18	0.18	0.27	0.24	0.19
Net realized and unrealized gain (loss)	1.73	1.20	2.06	(0.70)	1.66

Total investment operations	1.91	1.38	2.33	(0.46)	1.85

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.18)	(0.12)	(0.11)	(0.05)
Net realized gains	(0.33)	(0.07)	(0.05)	(0.06)	(0.01)

Total dividends and/or distributions to shareholders	(0.50)	(0.25)	(0.17)	(0.17)	(0.06)

Net asset value, end of year	$16.20	$14.79	$13.66	$11.50	$12.13

Total return	12.94%	10.26%	20.28%	(3.91)%	17.96%

Ratio and supplemental data:
Net assets end of year (000’s)	$218,989	$195,054	$139,315	$74,474	$39,053
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.58%	0.59%	0.60%	0.62%	0.67%
Including waiver and/or reimbursement and recapture (C)	0.53%	0.56%	0.56%	0.56%	0.56%
Net investment income (loss) to average net assets	1.16%	1.37%	2.11%	1.94%	1.70%
Portfolio turnover rate	14%	13%	4%	9%	10%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$1,632,800	$—	$—	$—	$1,632,800
Total Borrowings	$1,632,800	$—	$—	$—	$1,632,800

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM has contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 29,953,914	$ 29,291,771

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 178,576,309	$ 41,908,133	$ —	$ 41,908,133

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,260,700	$ 4,351,814	$ —	$ 2,300,267	$ 918,563	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,403,231	$ 7,762,950	$ —	$ —	$ —	$ 41,908,133

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 75 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 75 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $4,351,814 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 937,877	$ 149,864

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

MARKET ENVIRONMENT

In 2021 there was no escaping the impact of COVID-19 pandemic. First the surge, then vaccine rollout, a short Jubilee, and then the rise of the variants. Getting back to normal has remained elusive. Despite COVID-19’s continued domination of daily life, developed equity markets, commodities, and crypto saw strong returns in the fiscal year ended December 31, 2021. With rising global inflation and concerns about the U.S. Federal Reserve reducing its monetary support, bond investors saw slightly lower returns across asset classes. Treasuries, corporate investment grade bonds and mortgages all ended the year lower. The most rate sensitive fixed income assets fared the worst while high yield bonds squeaked out slight gains due to spread compression. Overall, 2021 was a strong year for investors in balanced portfolios.

U.S. equities, as represented by the S&P 500® Index (“S&P 500®”) ended the fiscal year 2021 28.71% higher, continuing the momentum from the previous two years. While the year began with value and small caps outpacing other equities, the script flipped back to the longer-term trend favoring large growth stocks over value in the U.S. While volatility levels stayed well below the peaks reached in 2020, levels have stayed stubbornly above pre-pandemic levels.

Outside of the U.S., developed market equities as represented by the MSCI EAFE Index performed well, ending the year with a 11.78% return. Across the board, European equities experienced strong returns on the back on an anticipated reopening. Emerging equities fared less well. Emerging markets were directionally positive into mid-year but began to unravel with the unfolding debt crisis of Chinese property developers, the rise of COVID-19 variants and the continued zero tolerance COVID-19 policy of China, which accounts for approximately one-third of the MSCI Emerging Markets Index. Emerging markets stocks ended the year down 2.22%.

U.S. equity factors posted strong absolute returns overall for 2021 but generally lagged the S&P 500®. The value factor managed to squeak out a small excess return in 2021, largely from an outsized first quarter. Quality led the remainder, posting a 27.22% return followed by low size, momentum, and minimum volatility. While minimum volatility underperformed in developed markets, posting a 7.58% return with broader markets hitting 11.78%, it outperformed in emerging markets. Emerging markets minimum volatility delivered a 5.92% return compared to broader emerging markets being down 2.22%. The Bloomberg U.S. Aggregate Bond Index returned -1.54% in 2021.

PERFORMANCE

For the year ended December 31, 2021, Transamerica BlackRock iShares Edge 100 VP, Service Class returned 18.36%. By comparison, its primary and secondary benchmarks, the MSCI USA Index and the Transamerica BlackRock iShares Edge 100 VP Blended Benchmark, returned 26.45% and 21.36%, respectively.

STRATEGY REVIEW

The equity allocation of this fund of funds is comprised entirely of “smart beta” or factor-based equity exchange-traded funds (”ETFs”). Over the past fiscal year ended December 31, 2021, the Portfolio’s underperformance was predominantly driven by exposure to minimum volatility and momentum factors. This was slightly offset by exposure to the value factor in equities.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have historically shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are quality, value, (smaller) size, momentum and low volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., only the minimum volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is lower than the benchmark.

Alan Mason

Greg Savage

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	75.4%
International Equity Funds	24.5
Other Investment Company	7.7
Net Other Assets (Liabilities)	(7.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	18.36%	13.58%	12.75%	03/21/2016
MSCI USA Index (A)	26.45%	18.12%	17.53%
Transamerica BlackRock iShares Edge 100 VP Blended Benchmark (B) (C) (D) (E) (F)	21.36%	15.95%	15.41%

(A) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(B) The Transamerica BlackRock iShares Edge 100 VP Blended Benchmark is composed of the following benchmarks: 58.70% MSCI USA Diversified Multi-Factor Index, 19.50% MSCI EAFE Minimum Volatility Index, 16.30% MSCI USA Minimum Volatility Index and 5.50% MSCI EM Minimum Volatility Index. Prior to May 1, 2021, the blended benchmark consisted of the following: 75% MSCI USA Index and 25% MSCI All Country World Index ex-U.S.

(C) The MSCI USA Diversified Multi-Factor Index aims to maximize exposure to four factors, Value, Momentum, Quality and Low size, while maintaining a risk profile similar to that of the underlying parent index.

(D) The MSCI EAFE Minimum Volatility Index measures the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across developed countries, excluding the U.S. and Canada.

(E) The MSCI USA Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe.

(F) The MSCI EM Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,060.50	$2.91	$1,022.40	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 24.5%
iShares MSCI EAFE Min Vol Factor ETF (A)	263,850	$20,255,764
iShares MSCI Emerging Markets Min Vol Factor ETF	88,607	5,566,292

		25,822,056

U.S. Equity Funds - 75.4%
iShares MSCI USA Min Vol Factor ETF	215,282	17,416,314
iShares MSCI USA Momentum Factor ETF (A)	91,879	16,705,440
iShares MSCI USA Quality Factor ETF	119,001	17,321,786
iShares MSCI USA Size Factor ETF	78,725	10,805,793
iShares MSCI USA Value Factor ETF (A)	156,571	17,139,827

		79,389,160

Total Exchange-Traded Funds (Cost $75,330,524)		105,211,216

	Shares	Value
OTHER INVESTMENT COMPANY - 7.7%
Securities Lending Collateral - 7.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	8,076,150	$ 8,076,150

Total Other Investment Company (Cost $8,076,150)		8,076,150

Total Investments (Cost $83,406,674)		113,287,366
Net Other Assets (Liabilities) - (7.6)%		(7,983,360)

Net Assets - 100.0%		$105,304,006

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$105,211,216	$—	$—	$105,211,216
Other Investment Company	8,076,150	—	—	8,076,150

Total Investments	$113,287,366	$—	$—	$113,287,366

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,953,554, collateralized by cash collateral of $8,076,150 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $55,875. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Unaffiliated investments, at value (cost $83,406,674) (including securities loaned of $7,953,554)	$113,287,366
Cash	168,476
Receivables and other assets:
Investments sold	1,137,132
Net income from securities lending	986

Total assets	114,593,960

Liabilities:
Cash collateral received upon return of:
Securities on loan	8,076,150
Payables and other liabilities:
Investments purchased	1,140,718
Shares of beneficial interest redeemed	6,620
Investment management fees	24,240
Distribution and service fees	21,846
Transfer agent costs	223
Trustees, CCO and deferred compensation fees	379
Audit and tax fees	13,497
Custody fees	1,351
Legal fees	433
Printing and shareholder reports fees	2,004
Other accrued expenses	2,493

Total liabilities	9,289,954

Net assets	$105,304,006

Net assets consist of:
Capital stock ($0.01 par value)	$60,579
Additional paid-in capital	71,049,518
Total distributable earnings (accumulated losses)	34,193,909

Net assets	$105,304,006

Shares outstanding	6,057,860

Net asset value and offering price per share	$17.38

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from unaffiliated investments	$1,611,404
Net income from securities lending	29,671

Total investment income	1,641,075

Expenses:
Investment management fees	293,302
Distribution and service fees	244,418
Transfer agent costs	1,342
Trustees, CCO and deferred compensation fees	2,952
Audit and tax fees	18,892
Custody fees	3,930
Legal fees	5,633
Printing and shareholder reports fees	2,733
Other	12,306

Total expenses before waiver and/or reimbursement and recapture	585,508

Expense waived and/or reimbursed	(48,947)
Recapture of previously waived and/or reimbursed fees	11,025

Net expenses	547,586

Net investment income (loss)	1,093,489

Net realized gain (loss) on:
Unaffiliated investments	3,293,820

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	11,846,444

Net realized and change in unrealized gain (loss)	15,140,264

Net increase (decrease) in net assets resulting from operations	$16,233,753

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$1,093,489	$954,076
Net realized gain (loss)	3,293,820	2,305,427
Net change in unrealized appreciation (depreciation)	11,846,444	5,070,035

Net increase (decrease) in net assets resulting from operations	16,233,753	8,329,538

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(3,204,951)	(2,737,353)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,204,951)	(2,737,353)

Capital share transactions:
Proceeds from shares sold	7,461,905	14,482,825
Dividends and/or distributions reinvested	3,204,951	2,737,353
Cost of shares redeemed	(7,056,643)	(9,390,030)

Net increase (decrease) in net assets resulting from capital share transactions	3,610,213	7,830,148

Net increase (decrease) in net assets	16,639,015	13,422,333

Net assets:
Beginning of year	88,664,991	75,242,658

End of year	$105,304,006	$88,664,991

Capital share transactions - shares:
Shares issued	450,688	1,100,415
Shares reinvested	189,083	200,833
Shares redeemed	(428,922)	(714,314)

Net increase (decrease) in shares outstanding	210,849	586,934

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$15.16	$14.30	$12.01	$12.97	$10.59

Investment operations:
Net investment income (loss) (A)	0.19	0.17	0.26	0.20	0.19
Net realized and unrealized gain (loss)	2.58	1.19	2.64	(0.86)	2.26

Total investment operations	2.77	1.36	2.90	(0.66)	2.45

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.23)	(0.21)	(0.15)	(0.06)
Net realized gains	(0.39)	(0.27)	(0.40)	(0.15)	(0.01)

Total dividends and/or distributions to shareholders	(0.55)	(0.50)	(0.61)	(0.30)	(0.07)

Net asset value, end of year	$17.38	$15.16	$14.30	$12.01	$12.97

Total return	18.36%	9.88%	24.58%	(5.32)%	23.23%

Ratio and supplemental data:
Net assets end of year (000’s)	$105,304	$88,665	$75,243	$55,102	$60,984
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.60%	0.61%	0.61%	0.61%	0.63%
Including waiver and/or reimbursement and recapture (C)	0.56%	0.56%	0.56%	0.56%	0.56%
Net investment income (loss) to average net assets	1.12%	1.27%	1.95%	1.54%	1.58%
Portfolio turnover rate	9%	13%	12%	14%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$8,076,150	$—	$—	$—	$8,076,150
Total Borrowings	$8,076,150	$—	$—	$—	$8,076,150

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
First $1 billion	0.30%
Over $1 billion	0.28

(A)	TAM has contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the years ended December 31, 2019, December 31, 2020 and December 31, 2021, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available (A)
2019	2020	2021	Total
$ —	$ 1,863	$ 63	$ 1,926

(A)	Certain fees are not available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 10,584,684	$ 9,059,373

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 83,460,093	$ 29,827,273	$ —	$ 29,827,273

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 922,036	$ 2,282,915	$ —	$ 1,248,907	$ 1,488,446	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,075,047	$ 3,291,589	$ —	$ —	$ —	$ 29,827,273

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 100 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock iShares Edge 100 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,282,915 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 552,971	$ 89,124

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

Throughout 2021, the U.S. Federal Reserve kept rates near-zero and continued its monthly asset purchases – monetary measures that supported risk assets but limited the rise in yields. Equities recorded double-digit gains for the third year in a row, whereas fixed income mostly fell, with treasury inflation-protected securities and high-yield being the exception. 2021’s performance was marked by an unprecedented monetary-fiscal coordination and a powerful economic recovery, further fueled by the highly-anticipated rollout of COVID-19 vaccines. The labor market recovery was particularly notable, with the unemployment rate falling to the pandemic-era low of 3.9% in December 2021. At its December 2021 meeting, the Federal Open Market Committee announced doubling the pace of its tapering program and signaled plans to join other central banks in raising interest rates, leaving the yield curve at its flattest level since the beginning of 2021.

Despite a few brief corrections throughout 2021, markets largely brushed off news that could have derailed the rally: rising inflation, ongoing supply chain disruptions, novel central bank frameworks, and the late 2021 surge in infections stemming from the spread of the new and more transmissible COVID-19 variants, to name a few. In fact, all 11 S&P 500® Index sectors posted double-digit gains during the year. Other developed markets also rose on the back of the cyclical recovery. In contrast, emerging market equities fell in 2021, largely due to continued supply chain disruptions, disparate vaccine rollout, and a sell-off in Chinese assets amid worries about the Evergrande debt crisis and increased regulations.

PERFORMANCE

For the year ended December 31, 2021, Transamerica BlackRock Tactical Allocation VP, Service Class returned 7.63%. By comparison, its primary, secondary and additional benchmarks, the Russell 3000® Index, the Bloomberg US Aggregate Bond Index and the MSCI EAFE Index, returned 25.66%, -1.54% and 11.78%, respectively.

STRATEGY REVIEW

Transamerica BlackRock Tactical Allocation VP Portfolio is a global multi-asset fund-of-funds consisting of exposures to both equities and fixed income. The Portfolio management team seeks to generate alpha in two principal ways: 1) via tactical asset allocation across and within asset classes, and 2) by allocating capital to underlying funds with sub-advisers that seek to generate alpha via sector and security selection.

The Portfolio underperformed its benchmark on a net basis for the 12-month period ended December 31, 2021. The tactical asset allocation was slightly additive to performance, however underlying fund selection detracted for the year. For most of the period, we maintained a preference for equities, expressed primarily through Japan and the European peripheral. These positions were additive to performance. The Portfolio was short U.S. duration for the period, which was also a positive contributor.

Underlying fund selection was challenged over 2021. Transamerica JP Morgan Enhanced Index VP Portfolio and Transamerica PIMCO Total Return VP Portfolio were among the largest contributors to performance, while the Transamerica WMC US Growth VP Portfolio and Transamerica Morgan Stanley Capital Growth VP Portfolio were notable detractors.

Philip Green

Michael Pensky

Co-Portfolio Managers

BlackRock Investment Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Mixed Allocation Fund	34.5%
U.S. Equity Fund	33.6
U.S. Fixed Income Fund	20.3
International Equity Funds	11.1
Repurchase Agreement	0.6
Other Investment Company	0.3
International Alternative Fund	0.0 *
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 year	10 year or Since Inception	Inception Date
Initial Class	7.91%	9.05%	7.81%	05/01/2011
Service Class	7.63%	8.77%	7.55%	05/01/2009
Russell 3000® Index (A)	25.66%	17.97%	16.30%
Bloomberg US Aggregate Bond Index (B)	(1.54)%	3.57%	2.90%
MSCI EAFE Index (C)	11.78%	10.07%	8.53%

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,028.10	$0.77	$1,024.40	$0.77	0.15%
Service Class	1,000.00	1,027.20	2.04	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 4.5%
International Equity Funds - 2.1%
Vanguard FTSE Europe ETF (A)	107,113	$7,309,391
WisdomTree Japan Hedged Equity Fund (A)	309,618	19,363,510

		26,672,901

U.S. Equity Fund - 0.6%
SPDR S&P 500 ETF Trust	17,964	8,532,181

U.S. Fixed Income Fund - 1.8%
Vanguard Total Bond Market ETF	273,454	23,175,227

Total Exchange-Traded Funds (Cost $58,522,283)		58,380,309

INVESTMENT COMPANIES - 95.0%
International Alternative Fund - 0.0% (B)
Transamerica Global Allocation Liquidating Trust (C) (D) (E) (F)	13,521	31,133

International Equity Funds - 9.0%
Transamerica International Focus VP (D)	6,679,464	71,937,823
Transamerica TS&W International Equity VP (D)	2,684,106	43,053,064

		114,990,887

U.S. Equity Funds - 33.0%
Transamerica Aegon Sustainable Equity Income VP (D)	1,878,786	39,661,175
Transamerica JPMorgan Enhanced Index VP (D)	4,877,736	134,966,946
Transamerica JPMorgan Mid Cap Value VP (D)	1,350,493	26,658,727
Transamerica Large Cap Value (D)	2,356,728	33,324,139
Transamerica Morgan Stanley Capital Growth VP (D)	839,772	24,546,537
Transamerica T. Rowe Price Small Cap VP (D)	2,904,384	55,212,338
Transamerica WMC US Growth VP (D)	2,405,204	109,340,595

		423,710,457

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 18.5%
Transamerica Bond (D)	16,601,200	$ 157,545,392
Transamerica JPMorgan Core Bond VP (D)	6,215,746	78,504,867
Transamerica Short-Term Bond (D)	63,254	638,863

		236,689,122

U.S. Mixed Allocation Fund - 34.5%
Transamerica PIMCO Total Return VP (D)	39,931,532	442,441,372

Total Investment Companies (Cost $1,105,412,828)		1,217,862,971

OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (G)	4,383,469	4,383,469

Total Other Investment Company (Cost $4,383,469)		4,383,469

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.00% (G), dated 12/31/2021, to be repurchased at $7,212,048 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $7,356,381.	$7,212,048	7,212,048

Total Repurchase Agreement (Cost $7,212,048)		7,212,048

Total Investments (Cost $1,175,530,628)		1,287,838,797
Net Other Assets (Liabilities) - (0.4)%		(5,480,508)

Net Assets - 100.0%		$1,282,358,289

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$58,380,309	$—	$—	$58,380,309
Investment Companies	1,217,831,838	—	—	1,217,831,838
Other Investment Company	4,383,469	—	—	4,383,469
Repurchase Agreement	—	7,212,048	—	7,212,048

Total	$1,280,595,616	$7,212,048	$—	$1,287,807,664

Investment Companies Measured at Net Asset Value (F)				31,133

Total Investments				$1,287,838,797

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,567,635, collateralized by cash collateral of $4,383,469 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,312,000. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Non-income producing security.
(D)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Sustainable Equity Income VP	$41,236,121	$895,874	$(10,000,000)	$(502,575)	$8,031,755	$39,661,175	1,878,786	$895,874	$—
Transamerica Bond	166,481,854	21,342,494	(26,000,000)	2,716,424	(6,995,380)	157,545,392	16,601,200	4,032,914	810,849
Transamerica Global Allocation Liquidating Trust	40,182	—	—	—	(9,049)	31,133	13,521	—	—
Transamerica International Focus VP	80,049,272	892,117	(16,000,000)	2,524,399	4,472,035	71,937,823	6,679,464	892,117	—
Transamerica JPMorgan Core Bond VP	83,293,157	13,560,436	(13,000,000)	1,320,089	(6,668,815)	78,504,867	6,215,746	2,509,449	2,050,987
Transamerica JPMorgan Enhanced Index VP	154,292,026	16,223,346	(55,750,000)	11,247,949	8,953,625	134,966,946	4,877,736	1,293,482	14,929,864
Transamerica JPMorgan Mid Cap Value VP	15,588,353	11,641,943	(6,750,000)	1,183,186	4,995,245	26,658,727	1,350,493	221,070	420,873
Transamerica Large Cap Value	33,505,441	819,535	(9,950,000)	348,575	8,600,588	33,324,139	2,356,728	819,535	—
Transamerica Morgan Stanley Capital Growth VP	30,789,851	6,895,099	(6,500,000)	3,804,232	(10,442,645)	24,546,537	839,772	3,021,877	3,873,222
Transamerica PIMCO Total Return VP	430,001,979	67,925,853	(19,000,000)	(113,899)	(36,372,561)	442,441,372	39,931,532	26,042,655	6,883,198
Transamerica Short-Term Bond	29,634,192	68,391,441	(97,000,000)	161,058	(547,828)	638,863	63,254	391,441	—
Transamerica T. Rowe Price Small Cap VP	63,115,483	5,246,388	(14,300,000)	1,717,421	(566,954)	55,212,338	2,904,384	348,746	4,897,642
Transamerica TS&W International Equity VP	42,619,433	760,306	(4,750,000)	733,439	3,689,886	43,053,064	2,684,106	760,306	—
Transamerica WMC US Growth VP	109,354,334	15,802,683	(20,850,000)	10,236,889	(5,203,311)	109,340,595	2,405,204	1,106,593	14,696,090

Total	$1,280,001,678	$230,397,515	$(299,850,000)	$35,377,187	$ (28,063,409)	$1,217,862,971	88,801,926	$42,336,059	$48,562,725

(E)	Restricted security. At December 31, 2021, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$139,107	$$31,133	0.0	%(B)

(F)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(G)	Rates disclosed reflect the yields at December 31, 2021.
(H)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Affiliated investments, at value (cost $1,105,412,828)	$1,217,862,971
Unaffiliated investments, at value (cost $62,905,752) (including securities loaned of $5,567,635)	62,763,778
Repurchase agreement, at value (cost $7,212,048)	7,212,048
Receivables and other assets:
Investments sold	9,593,032
Net income from securities lending	3,075
Shares of beneficial interest sold	2,189
Dividends	400,435

Total assets	1,297,837,528

Liabilities:
Cash collateral received upon return of:
Securities on loan	4,383,469
Payables and other liabilities:
Investments purchased	9,961,607
Shares of beneficial interest redeemed	573,307
Investment management fees	136,422
Distribution and service fees	265,280
Transfer agent costs	2,864
Trustees, CCO and deferred compensation fees	13,957
Audit and tax fees	21,781
Custody fees	6,134
Legal fees	6,532
Printing and shareholder reports fees	85,908
Other accrued expenses	21,978

Total liabilities	15,479,239

Net assets	$1,282,358,289

Net assets consist of:
Capital stock ($0.01 par value)	$772,660
Additional paid-in capital	1,064,291,354
Total distributable earnings (accumulated losses)	217,294,275

Net assets	$1,282,358,289

Net assets by class:
Initial Class	$29,319,172
Service Class	1,253,039,117

Shares outstanding:
Initial Class	3,447,602
Service Class	73,818,420

Net asset value and offering price per share:
Initial Class	$8.50
Service Class	16.97

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from affiliated investments	$42,336,059
Dividend income from unaffiliated investments	2,075,045
Net income from securities lending	41,243

Total investment income	44,452,347

Expenses:
Investment management fees	1,671,389
Distribution and service fees:
Service Class	3,271,659
Transfer agent costs	18,200
Trustees, CCO and deferred compensation fees	53,146
Audit and tax fees	32,825
Custody fees	11,253
Legal fees	77,413
Printing and shareholder reports fees	59,944
Other	55,352

Total expenses	5,251,181

Net investment income (loss)	39,201,166

Net realized gain (loss) on:
Affiliated investments	35,377,187
Unaffiliated investments	7,185,513
Capital gain distributions received from affiliated investment companies	48,562,725

Net realized gain (loss)	91,125,425

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(28,063,409)
Unaffiliated investments	(3,211,089)

Net change in unrealized appreciation (depreciation)	(31,274,498)

Net realized and change in unrealized gain (loss)	59,850,927

Net increase (decrease) in net assets resulting from operations	$99,052,093

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$39,201,166	$33,583,393
Net realized gain (loss)	91,125,425	36,233,428
Net change in unrealized appreciation (depreciation)	(31,274,498)	92,495,881

Net increase (decrease) in net assets resulting from operations	99,052,093	162,312,702

Dividends and/or distributions to shareholders:
Initial Class	(3,309,739)	(3,549,764)
Service Class	(74,955,587)	(93,486,011)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(78,265,326)	(97,035,775)

Capital share transactions:
Proceeds from shares sold:
Initial Class	994,379	1,850,729
Service Class	5,880,839	6,789,823

	6,875,218	8,640,552

Dividends and/or distributions reinvested:
Initial Class	3,309,739	3,549,764
Service Class	74,955,587	93,486,011

	78,265,326	97,035,775

Cost of shares redeemed:
Initial Class	(2,402,633)	(3,109,270)
Service Class	(198,535,318)	(180,133,653)

	(200,937,951)	(183,242,923)

Net increase (decrease) in net assets resulting from capital share transactions	(115,797,407)	(77,566,596)

Net increase (decrease) in net assets	(95,010,640)	(12,289,669)

Net assets:
Beginning of year	1,377,368,929	1,389,658,598

End of year	$1,282,358,289	$1,377,368,929

Capital share transactions - shares:
Shares issued:
Initial Class	111,323	209,290
Service Class	345,953	428,652

	457,276	637,942

Shares reinvested:
Initial Class	393,548	428,715
Service Class	4,461,642	5,985,020

	4,855,190	6,413,735

Shares redeemed:
Initial Class	(271,408)	(361,621)
Service Class	(11,658,906)	(11,486,437)

	(11,930,314)	(11,848,058)

Net increase (decrease) in shares outstanding:
Initial Class	233,463	276,384
Service Class	(6,851,311)	(5,072,765)

	(6,617,848)	(4,796,381)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$8.87	$8.99	$8.68	$9.97	$9.40

Investment operations:
Net investment income (loss) (A)	0.29	0.25	0.17	0.22	0.12
Net realized and unrealized gain (loss)	0.40	0.87	1.29	(0.58)	0.98

Total investment operations	0.69	1.12	1.46	(0.36)	1.10

Dividends and/or distributions to shareholders:
Net investment income	(0.48)	(0.33)	(0.40)	(0.20)	(0.27)
Net realized gains	(0.58)	(0.91)	(0.75)	(0.73)	(0.26)

Total dividends and/or distributions to shareholders	(1.06)	(1.24)	(1.15)	(0.93)	(0.53)

Net asset value, end of year	$8.50	$8.87	$8.99	$8.68	$9.97

Total return	7.91%	13.40%	17.43%	(4.21)%	12.02%

Ratio and supplemental data:
Net assets end of year (000’s)	$29,319	$28,518	$26,400	$24,853	$28,202
Expenses to average net assets (B)	0.15%	0.15%	0.15%	0.14%	0.14%
Net investment income (loss) to average net assets	3.22%	2.83%	1.91%	2.29%	1.18%
Portfolio turnover rate	33%	67%	36%	72%	15%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$16.72	$15.90	$14.57	$16.11	$14.89

Investment operations:
Net investment income (loss) (A)	0.50	0.40	0.26	0.32	0.15
Net realized and unrealized gain (loss)	0.76	1.62	2.17	(0.97)	1.56

Total investment operations	1.26	2.02	2.43	(0.65)	1.71

Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.29)	(0.35)	(0.16)	(0.23)
Net realized gains	(0.58)	(0.91)	(0.75)	(0.73)	(0.26)

Total dividends and/or distributions to shareholders	(1.01)	(1.20)	(1.10)	(0.89)	(0.49)

Net asset value, end of year	$16.97	$16.72	$15.90	$14.57	$16.11

Total return	7.63%	13.19%	17.05%	(4.41)%	11.68%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,253,039	$1,348,851	$1,363,259	$1,336,475	$1,603,269
Expenses to average net assets (B)	0.40%	0.40%	0.40%	0.39%	0.39%
Net investment income (loss) to average net assets	2.92%	2.53%	1.65%	2.02%	0.93%
Portfolio turnover rate	33%	67%	36%	72%	15%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2021, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$4,383,469	$—	$—	$—	$4,383,469
Total Borrowings	$4,383,469	$—	$—	$—	$4,383,469

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.130%
Over $1 billion up to $2 billion	0.110
Over $2 billion up to $3 billion	0.105
Over $3 billion	0.100

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2022
Service Class	0.50	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 442,087,549	$ 639,831,168

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,199,808,789	$ 99,561,678	$ (11,531,670)	$ 88,030,008

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 33,518,453	$ 44,746,873	$ —	$ 26,563,532	$ 70,472,243	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 47,804,964	$ 81,459,303	$ —	$ —	$ —	$ 88,030,008

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $44,746,873 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$1,797,796	$ 216,046

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended December 31, 2021, significant positive performance from risk assets was supported by the unprecedented monetary and fiscal policy response to the COVID-19 crisis as well as the rollout of vaccines. Global economic activity remained resilient through a peak in COVID-19 cases at the beginning of 2021 and even through the later emergence of more infectious variants. Emerging markets were the only major equity index down, due in large part to China-specific risks that emerged. Rates rose, leading to negative returns from interest-rate sensitive government debt, while more credit-sensitive fixed income securities performed well on overall optimistic economic recovery and growth expectations.

Increased COVID-19 vaccination rates led to U.S. consumer behavior beginning to normalize in the first half of 2021 after a long period of collective social distancing measures. Inflation pressures began to emerge around this time, too, due to the rapid pace and vigor of the rebound. Though largely believed by market participants to be “transitory”, inflation pressures remained through the rest of the year and the Federal Reserve’s (“Fed”) narrative on inflation shifted from “transitory” to “more persistent” during the fourth quarter. A rotation into value equities and then back to growth equities occurred throughout 2021, as optimism about re-opening drove value stocks higher before growth came back toward the end of the year.

Despite the sharp increase in COVID-19 infections and persistent levels of elevated inflation in the fourth quarter of 2021, U.S. gross domestic product growth tracked well above-trend and corporate earnings consistently surprised to the upside. U.S. consumption of goods and services remained strong into year-end and risk assets performed well, recovering from a weaker third quarter.

As we prepare to embark on the year 2022, market behavior across the board supports the notion that we are in mid-cycle. Decisive actions and coordination from global policy makers have successfully put many economies back on track. However, the unprecedented liquidity injection and the subsequent “Great Inflation Debate” will remain a key driver for macroeconomic uncertainties in 2022. With price stability currently being the top Fed policy priority given the improvements in the labor market over the past year, Goldman Sachs Asset Management, L.P. expects the central bank to be highly data dependent and its policy uncertainty to add to the overall market volatility, underscoring some of the challenges characterizing the investment environment ahead.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Goldman Sachs 70/30 Allocation VP, Service Class returned 13.09%. By comparison, its primary and secondary benchmarks, the Russell 3000® Index and the Transamerica 70/30 Allocation VP Blended Benchmark, returned 25.66% and 13.85%, respectively.

STRATEGY REVIEW

The Portfolio is a multi-asset fund-of-funds that seeks long-term capital appreciation with current income as a secondary objective through its strategic allocation to approximately 70% equity and 30% fixed income asset classes. Over the fiscal year ended December 31, 2021, the Portfolio posted double-digit returns, but underperformed its benchmark. Positive performance was seen from most underlying equity funds. Transamerica Emerging Markets Equity Opportunities was the only negative performing equity fund, reflecting the asset class’s weakness. Within fixed income, off-benchmark allocations to high yield and inflation-protected debt helped fixed income allocations to overall outperform the fixed income component of the benchmark, though an emerging market debt allocation detracted.

Security selection from underlying funds was the primary driver of relative underperformance, though underperformance was mostly concentrated in two underlying funds – Transamerica WMC US Growth VP and Transamerica Aegon Sustainable Equity Income VP. Some other underlying funds, particularly within fixed income, beat their respective benchmarks helping to partially offset security selection detraction.

The portfolio managers monitored and rebalanced the Portfolio to maintain the 70% equity and 30% fixed income target within a +/- 2% range. They adjusted allocations over the year by adding high-yield exposure and reducing emerging markets equity, which were beneficial to returns, as well as tweaked manager allocations to better reflect a balance of equity styles.

Michael Carapucci

Neill Nuttall

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	48.6%
U.S. Fixed Income Funds	28.1
International Equity Funds	21.7
International Fixed Income Fund	1.2
Net Other Assets (Liabilities)	0.4
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	10 Year or Since Inception	Inception Date
Service Class	13.09%	24.13%	05/01/2020
Russell 3000® Index (A)	25.66%	37.17%
Transamerica 70/30 Allocation VP Blended Benchmark (A) (B) (C) (D) (E)	13.85%	22.98%

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Transamerica 70/30 Allocation VP Blended Benchmark is composed of the following benchmarks: 49% Russell 3000® Index, 30% Bloomberg US Aggregate Bond Index, 18.90% MSCI EAFE Index and 2.10% MSCI Emerging Markets Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 49% Russell 3000® Index, 30% Bloomberg Barclays US Aggregate Bond Index, 18.90% MSCI EAFE Index and 2.10% MSCI Emerging Markets Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Portfolio’s benchmarks are an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other portfolios. An investment in the Portfolio is subject to the risks associated with the underlying portfolios.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Investments in small- and medium-sized companies presents additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expense		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,044.40	$0.21	$1,025.00	$0.20	0.50%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 99.4%
International Equity Funds - 21.7%
Transamerica Emerging Markets Opportunities (A)	10,505	$106,835
Transamerica International Equity (A)	30,547	645,451
Transamerica International Small Cap Value (A)	4,623	71,978

		824,264

International Fixed Income Fund - 1.2%
Transamerica Emerging Markets Debt (A)	4,513	46,572

U.S. Equity Funds - 48.5%
Transamerica Aegon Sustainable Equity Income VP (A)	10,294	217,296
Transamerica Large Cap Value (A)	46,759	661,177
Transamerica Small Cap Growth (A)	5,082	44,065
Transamerica Small Cap Value (A)	7,797	57,929
Transamerica WMC US Growth VP (A)	19,021	864,701

		1,845,168

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 28.0%
Transamerica Bond (A)	57,253	$ 543,327
Transamerica High Yield Bond (A)	7,585	70,164
Transamerica Intermediate Bond (A)	8,593	87,302
Transamerica Pinebridge Inflation Opportunities VP (A)	15,106	171,755
Transamerica Total Return (A)	19,053	194,723

		1,067,271

Total Investment Companies (Cost $3,554,673)		3,783,275

Total Investments (Cost $3,554,673)		3,783,275
Net Other Assets (Liabilities) - 0.6%		23,327

Net Assets - 100.0%		$ 3,806,602

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$3,783,275	$—	$—	$3,783,275

Total Investments	$3,783,275	$—	$—	$3,783,275

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. Affiliated interest income, dividends income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Affiliated investments, at value (cost $3,554,673)	$3,783,275
Cash	25,370
Receivables and other assets:
Shares of beneficial interest sold	4,009
Dividends	1,421
Due from investment manager	12,582

Total assets	3,826,657

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	1,421
Shares of beneficial interest redeemed	17
Distribution and service fees	789
Transfer agent costs	7
Trustees, CCO and deferred compensation fees	3
Audit and tax fees	14,366
Custody fees	1,475
Legal fees	10
Printing and shareholder reports fees	170
Other accrued expenses	1,797

Total liabilities	20,055

Net assets	$3,806,602

Net assets consist of:
Capital stock ($0.01 par value)	$2,712
Additional paid-in capital	3,256,295
Total distributable earnings (accumulated losses)	547,595

Net assets	$3,806,602

Shares outstanding	271,194

Net asset value and offering price per share	$14.04

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from affiliated investments	$99,023

Total investment income	99,023

Expenses:
Investment management fees	3,142
Distribution and service fees	7,552
Transfer agent costs	43
Trustees, CCO and deferred compensation fees	96
Audit and tax fees	19,884
Custody fees	3,702
Legal fees	171
Printing and shareholder reports fees	1,205
Index fees	7,402
Filing fees	8,665
Other	82

Total expenses before waiver and/or reimbursement and recapture	51,944

Expense waived and/or reimbursed	(37,766)
Recapture of previously waived and/or reimbursed fees	927

Net expenses	15,105

Net investment income (loss)	83,918

Net realized gain (loss) on:
Affiliated investments	120,874
Capital gain distributions received from affiliated investment companies	124,787

Net realized gain (loss)	245,661

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	30,889

Net realized and change in unrealized gain (loss)	276,550

Net increase (decrease) in net assets resulting from operations	$360,468

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2021	December 31, 2020 (A)
From operations:
Net investment income (loss)	$83,918	$19,374
Net realized gain (loss)	245,661	52,264
Net change in unrealized appreciation (depreciation)	30,889	197,713

Net increase (decrease) in net assets resulting from operations	360,468	269,351

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(82,350)	—

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(82,350)	—

Capital share transactions:
Proceeds from shares sold	2,199,709	1,020,199
Dividends and/or distributions reinvested	82,350	—
Cost of shares redeemed	(50,775)	(216)
Contribution from investment manager	7,866	—

Net increase (decrease) in net assets resulting from capital share transactions	2,239,150	1,019,983

Net increase (decrease) in net assets	2,517,268	1,289,334

Net assets:
Beginning of period/year	1,289,334	—

End of period/year	$3,806,602	$1,289,334

Capital share transactions - shares:
Shares issued	167,280	101,622
Shares reinvested	6,015	—
Shares redeemed	(3,702)	(21)

Net increase (decrease) in shares outstanding	169,593	101,601

(A)	Commenced operations on May 1, 2020.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:

	Service Class
	December 31, 2021		December 31, 2020 (A)
Net asset value, beginning of period/year	$12.69		$10.00

Investment operations:
Net investment income (loss) (B)	0.38		0.19
Net realized and unrealized gain (loss)	1.28		2.50

Total investment operations	1.66		2.69

Contribution from investment manager	0.03		—
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		—
Net realized gains	(0.22)		—

Total dividends and/or distributions to shareholders	(0.34)		—

Net asset value, end of period/year	$14.04		$12.69

Total return	13.33	%(C)	26.90	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,807		$1,289
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.72	%(F)	6.01	%(G)
Including waiver and/or reimbursement and recapture	0.50	%(F)	1.15	%(G)
Net investment income (loss) to average net assets	2.78%		2.54	%(G)
Portfolio turnover rate	23%		4	%(C)

(A)	Commenced operations on May 1, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return includes the contribution from investment manager. If the investment manager had not made the contribution, total return would have decreased by 0.24%.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETF. If the expenses incurred by the Underlying ETF were included in these ratios they would have increased by 0.65% for the year ended December 31, 2021.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

Asset class variation risk: The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the Portfolio’s assets invested in various underlying portfolios, the Portfolio’s actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.15%	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the period ended December 31, 2020 and the year ended December 31, 2021, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2020 (A)	2021	Total
$ 36,086	$ 37,766	$ 73,852

(A)	The Portfolio commenced operations on May 1, 2020.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 3,064,302	$ 691,000

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 3,554,681	$ 248,197	$ (19,603)	$ 228,594

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 33,841	$ 48,509	$ —	$ —	$ —	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 122,516	$ 196,485	$ —	$ —	$ —	$ 228,594

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

10. SUBSEQUENT EVENT

TAM made a contribution to the Portfolio in the amount of $7,866 on February 23, 2022 related to an error in the calculation of net asset value during the fiscal years 2020 and 2021, which has been recorded as a contribution receivable within the Due from investment manager balance as of December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs 70/30 Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statements of operations and changes in net assets and the financial highlights for the year ended December 31, 2021 and the period from May 1, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, and the results of its operations, changes in its net assets and its financial highlights for the year ended December 31, 2021 and the period from May 1, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Goldman Sachs 70/30 Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $48,509 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 22,388	$ 1,438

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

(unaudited)

MARKET ENVIRONMENT

International equity markets advanced strongly in 2021; however, the majority of the returns were achieved in the first half of the period, when Europe’s economy mostly normalized from the COVID-19 lockdowns. The market was relatively range-bound in the second half of 2021, with periods of volatility, due to a plethora of headlines, including sporadic pandemic resurgences, slowing Chinese growth, supply-chain disruptions, and differing central banks’ monetary actions.

All regions of the MSCI EAFE Index produced positive returns with the U.K. producing the strongest performance. Nine out of eleven sectors produced positive but diverging returns during the year. Energy was the strongest performing sector in 2021, helped by the recovery in crude prices. Information technology finished a close second; semiconductor equipment maker ASML Holding produced almost half of the sector’s contribution to returns due to its heavy weight and strong performance. Defensive sectors utilities and communication services had negative returns in 2021.

PERFORMANCE

For the year ended December 31, 2021, Transamerica International Focus VP, Initial Class returned 10.82%. By comparison, its benchmark, the MSCI EAFE Index, returned 11.78%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark, the MSCI EAFE Index, during the fiscal year ended December 31, 2021, largely due to its out-of-index exposure to emerging markets. Other than Airtac International Group and Taiwan Semiconductor Manufacturing Co., Ltd., ADR, the allocation’s holdings produced weak performance. Chinese holdings Ping An Insurance Company of China, Ltd., Alibaba Group Holding Ltd. and Tencent Holdings Ltd. were sold as fundamentals deteriorated. The Portfolio’s emerging markets exposure was reduced from an average of 14.30% in the first quarter of 2021 to 8.63% at year-end. We redeployed capital to what we view as more attractive companies with improving earnings momentum. Holdings in Japan were the top regional contributors.

On a sector basis, consumer discretionary holdings detracted the most from performance in 2021 followed by holdings in utilities. Japanese holdings, Nitori Holdings Co. Ltd. and Pan Pacific International Holdings Corp., along with Alibaba Group Holdings Ltd., were the largest detractors in consumer discretionary. In utilities, Enel SpA and Iberdrola SA were the largest detractors. Both companies suffered from a sudden and substantial spike in energy prices in Europe, which attracted governments’ hawkish and unfavorable policy response. Their operations in Latin America were also weak. An overweight and holdings in information technology were the largest contributors in 2021, followed by holdings in industrials.

At the stock level, the best-performing holding in 2021 was Lasertec Corp., a semiconductor equipment manufacturer that benefited from robust demand growth. Along with a strong order book, the company’s backlog reached a record high. Our research team continued to favor the holding as of the close of 2021. Detracting the most was not owning ASML Holding N.V.; however, our investment in Lasertec Corp., which is a close competitor, more than offset the detraction. Nitori Holdings Co., Ltd., a Japanese furniture retailer, was the largest detractor in 2021. The company reported weak same-store-sales growth year-over-year in November 2021 from a high base in November 2020.

Michael E. Brown, CFA

Alfred Li, CFA

Jeff Tiefenbach, CFA

Co-Portfolio Managers

TDAM USA Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.9%
Repurchase Agreement	0.9
Other Investment Company	0.6
Net Other Assets (Liabilities)	0.6
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 year	10 year or Since Inception	Inception Date
Initial Class	10.82%	12.37%	9.39%	01/02/1997
MSCI EAFE Index (A)	11.78%	10.07%	8.53%
Service Class	10.63%	12.11%	9.13%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,031.60	$4.25	$1,021.00	$4.23	0.83%
Service Class	1,000.00	1,031.20	5.53	1,019.80	5.50	1.08

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 97.9%
Australia - 1.4%
Northern Star Resources Ltd.	1,026,984	$7,030,985

Austria - 2.9%
Erste Group Bank AG	310,417	14,552,462

China - 3.4%
Airtac International Group	233,602	8,577,573
ANTA Sports Products Ltd.	546,000	8,185,571

		16,763,144

Finland - 1.1%
Neste OYJ	112,346	5,529,194

France - 8.0%
Sanofi	116,504	11,749,230
TotalEnergies SE	268,523	13,643,986
Vinci SA	133,821	14,155,318

		39,548,534

Germany - 2.8%
Bayerische Motoren Werke AG	140,333	14,039,225

Ireland - 9.3%
ICON PLC (A)	49,871	15,445,049
Kingspan Group PLC	128,301	15,337,417
Smurfit Kappa Group PLC	274,252	15,124,702

		45,907,168

Israel - 2.4%
Nice Ltd., ADR (A) (B)	38,867	11,800,021

Italy - 5.1%
Amplifon SpA	171,547	9,230,627
Enel SpA	1,278,789	10,225,296
Interpump Group SpA	78,831	5,774,436

		25,230,359

Japan - 21.4%
Asahi Group Holdings Ltd.	310,300	12,079,600
Food & Life Cos. Ltd.	227,900	8,605,200
Haseko Corp.	476,300	5,908,134
Koito Manufacturing Co. Ltd.	11,790	624,446
Lasertec Corp.	45,800	14,028,606
Nidec Corp.	65,700	7,771,935
Nitori Holdings Co. Ltd.	56,900	8,510,618
Open House Co. Ltd.	178,500	9,327,787
Pan Pacific International Holdings Corp.	291,600	4,019,365
SoftBank Group Corp.	90,000	4,314,612
Taiyo Yuden Co. Ltd.	220,300	12,669,968
Tokyo Electron Ltd.	31,300	18,015,414

		105,875,685

Netherlands - 2.2%
Euronext NV (C)	104,155	10,820,464

Norway - 5.6%
DnB Bank ASA	649,043	14,846,034
Equinor ASA	482,934	12,787,748

		27,633,782

Republic of Korea - 2.6%
Samsung Electronics Co. Ltd.	198,525	13,038,112

Singapore - 2.8%
DBS Group Holdings Ltd.	566,403	13,727,161

	Shares	Value
COMMON STOCKS (continued)
Spain - 1.8%
Iberdrola SA	745,781	$ 8,830,029

Sweden - 3.8%
Epiroc AB, Class A	107,968	2,730,056
Epiroc AB, Class B	475,209	10,049,343
Thule Group AB (C)	97,076	5,862,650

		18,642,049

Switzerland - 7.7%
Lonza Group AG	17,330	14,428,749
Roche Holding AG	34,155	14,169,582
Swiss Life Holding AG	16,105	9,839,781

		38,438,112

Taiwan - 2.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	106,875	12,858,131

United Kingdom - 11.0%
Ashtead Group PLC	167,498	13,471,519
Beazley PLC (A)	1,046,246	6,603,490
British American Tobacco PLC	223,439	8,267,084
Legal & General Group PLC	3,335,439	13,431,183
Rio Tinto PLC, ADR (B)	190,471	12,750,128

		54,523,404

Total Common Stocks (Cost $359,690,314)		484,788,021

OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (D)	2,828,708	2,828,708

Total Other Investment Company (Cost $2,828,708)		2,828,708

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 0.00% (D), dated 12/31/2021, to be repurchased at $4,452,996 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $4,542,097.	$4,452,996	4,452,996

Total Repurchase Agreement (Cost $4,452,996)		4,452,996

Total Investments (Cost $366,972,018)		492,069,725
Net Other Assets (Liabilities) - 0.6%		2,878,561

Net Assets - 100.0%		$494,948,286

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Semiconductors & Semiconductor Equipment	9.1%	$44,902,151
Banks	8.8	43,125,657
Oil, Gas & Consumable Fuels	6.5	31,960,928
Insurance	6.1	29,874,454
Life Sciences Tools & Services	6.1	29,873,798
Machinery	5.5	27,131,408
Pharmaceuticals	5.3	25,918,812
Metals & Mining	4.0	19,781,113
Electric Utilities	3.9	19,055,325
Building Products	3.1	15,337,417
Household Durables	3.1	15,235,921
Containers & Packaging	3.1	15,124,702
Construction & Engineering	2.9	14,155,318
Automobiles	2.8	14,039,225
Trading Companies & Distributors	2.7	13,471,519
Technology Hardware, Storage & Peripherals	2.6	13,038,112
Electronic Equipment, Instruments & Components	2.6	12,669,968
Beverages	2.4	12,079,600
Software	2.4	11,800,021
Capital Markets	2.2	10,820,464
Health Care Providers & Services	1.9	9,230,627
Hotels, Restaurants & Leisure	1.7	8,605,200
Specialty Retail	1.7	8,510,618
Tobacco	1.7	8,267,084
Textiles, Apparel & Luxury Goods	1.7	8,185,571
Electrical Equipment	1.6	7,771,935
Leisure Products	1.2	5,862,650
Wireless Telecommunication Services	0.9	4,314,612
Multiline Retail	0.8	4,019,365
Auto Components	0.1	624,446

Investments	98.5	484,788,021
Short-Term Investments	1.5	7,281,704

Total Investments	100.0%	$492,069,725

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$52,853,329	$431,934,692	$—	$484,788,021
Other Investment Company	2,828,708	—	—	2,828,708
Repurchase Agreement	—	4,452,996	—	4,452,996

Total Investments	$55,682,037	$436,387,688	$—	$492,069,725

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $21,392,907, collateralized by cash collateral of $2,828,708 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $19,027,148. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $16,683,114, representing 3.4% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2021.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $362,519,022) (including securities loaned of $21,392,907)	$487,616,729
Repurchase agreement, at value (cost $4,452,996)	4,452,996
Foreign currency, at value (cost $4,517,767)	4,518,541
Receivables and other assets:
Investments sold	611,452
Net income from securities lending	5,166
Shares of beneficial interest sold	55,932
Dividends	406,094
Tax reclaims	969,065

Total assets	498,635,975

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,828,708
Payables and other liabilities:
Investments purchased	248,696
Shares of beneficial interest redeemed	132,019
Investment management fees	315,911
Distribution and service fees	28,273
Transfer agent costs	1,071
Trustees, CCO and deferred compensation fees	4,955
Audit and tax fees	19,171
Custody fees	40,964
Legal fees	2,501
Printing and shareholder reports fees	56,619
Other accrued expenses	8,801

Total liabilities	3,687,689

Net assets	$494,948,286

Net assets consist of:
Capital stock ($0.01 par value)	$462,483
Additional paid-in capital	343,702,995
Total distributable earnings (accumulated losses)	150,782,808

Net assets	$494,948,286

Net assets by class:
Initial Class	$357,374,475
Service Class	137,573,811

Shares outstanding:
Initial Class	33,178,223
Service Class	13,070,106

Net asset value and offering price per share:
Initial Class	$10.77
Service Class	10.53

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$14,243,006
Net income from securities lending	206,243
Withholding taxes on foreign income	(1,487,386)

Total investment income	12,961,863

Expenses:
Investment management fees	3,925,407
Distribution and service fees:
Service Class	334,932
Transfer agent costs	6,958
Trustees, CCO and deferred compensation fees	20,226
Audit and tax fees	29,666
Custody fees	117,352
Legal fees	29,635
Printing and shareholder reports fees	44,404
Other	64,111

Total expenses	4,572,691

Net investment income (loss)	8,389,172

Net realized gain (loss) on:
Investments	30,235,966
Foreign currency transactions	(196,806)

Net realized gain (loss)	30,039,160

Net change in unrealized appreciation (depreciation) on:
Investments	14,289,641
Translation of assets and liabilities denominated in foreign currencies	(216,135)

Net change in unrealized appreciation (depreciation)	14,073,506

Net realized and change in unrealized gain (loss)	44,112,666

Net increase (decrease) in net assets resulting from operations	$52,501,838

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$8,389,172	$6,386,886
Net realized gain (loss)	30,039,160	1,868,299
Net change in unrealized appreciation (depreciation)	14,073,506	77,936,372

Net increase (decrease) in net assets resulting from operations	52,501,838	86,191,557

Dividends and/or distributions to shareholders:
Initial Class	(4,592,029)	(7,782,240)
Service Class	(1,394,786)	(2,275,861)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,986,815)	(10,058,101)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,518,793	47,203,394
Service Class	14,190,642	9,713,417

	22,709,435	56,916,811

Dividends and/or distributions reinvested:
Initial Class	4,592,029	7,782,240
Service Class	1,394,786	2,275,861

	5,986,815	10,058,101

Cost of shares redeemed:
Initial Class	(73,710,493)	(94,098,738)
Service Class	(19,182,669)	(16,431,084)

	(92,893,162)	(110,529,822)

Net increase (decrease) in net assets resulting from capital share transactions	(64,196,912)	(43,554,910)

Net increase (decrease) in net assets	(17,681,889)	32,578,546

Net assets:
Beginning of year	512,630,175	480,051,629

End of year	$494,948,286	$512,630,175

Capital share transactions - shares:
Shares issued:
Initial Class	823,586	6,105,719
Service Class	1,385,314	1,279,306

	2,208,900	7,385,025

Shares reinvested:
Initial Class	441,541	922,066
Service Class	137,147	275,528

	578,688	1,197,594

Shares redeemed:
Initial Class	(7,050,223)	(11,997,437)
Service Class	(1,882,949)	(2,198,204)

	(8,933,172)	(14,195,641)

Net increase (decrease) in shares outstanding:
Initial Class	(5,785,096)	(4,969,652)
Service Class	(360,488)	(643,370)

	(6,145,584)	(5,613,022)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$9.84	$8.32	$8.01	$9.91	$7.89

Investment operations:
Net investment income (loss) (A)	0.18	0.12	0.18	0.15	0.10
Net realized and unrealized gain (loss)	0.88	1.59	1.81	(1.88)	2.04

Total investment operations	1.06	1.71	1.99	(1.73)	2.14

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.19)	(0.15)	(0.12)	(0.12)
Net realized gains	—	—	(1.53)	(0.05)	—

Total dividends and/or distributions to shareholders	(0.13)	(0.19)	(1.68)	(0.17)	(0.12)

Net asset value, end of year	$10.77	$9.84	$8.32	$8.01	$9.91

Total return	10.82%	20.90%	27.68%	(17.70)%	27.24%

Ratio and supplemental data:
Net assets end of year (000’s)	$357,374	$383,396	$365,486	$346,289	$433,218
Expenses to average net assets	0.83%	0.82%	0.82%	0.93%	1.00%
Net investment income (loss) to average net assets	1.71%	1.46%	2.10%	1.60%	1.12%
Portfolio turnover rate	20%	30%	26%	131%	13%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$9.62	$8.14	$7.86	$9.73	$7.75

Investment operations:
Net investment income (loss) (A)	0.15	0.09	0.15	0.13	0.09
Net realized and unrealized gain (loss)	0.87	1.56	1.78	(1.86)	1.99

Total investment operations	1.02	1.65	1.93	(1.73)	2.08

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.17)	(0.12)	(0.09)	(0.10)
Net realized gains	—	—	(1.53)	(0.05)	—

Total dividends and/or distributions to shareholders	(0.11)	(0.17)	(1.65)	(0.14)	(0.10)

Net asset value, end of year	$10.53	$9.62	$8.14	$7.86	$9.73

Total return	10.63%	20.58%	27.40%	(17.95)%	26.98%

Ratio and supplemental data:
Net assets end of year (000’s)	$137,574	$129,234	$114,566	$95,537	$145,400
Expenses to average net assets	1.08%	1.07%	1.07%	1.18%	1.25%
Net investment income (loss) to average net assets	1.45%	1.18%	1.83%	1.42%	1.06%
Portfolio turnover rate	20%	30%	26%	131%	13%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Focus VP (formerly, Transamerica International Growth VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders”.

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$2,828,708	$—	$—	$—	$2,828,708
Total Borrowings	$2,828,708	$—	$—	$—	$2,828,708

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.770%
Over $500 million up to $1 billion	0.760
Over $1 billion up to $2 billion	0.710
Over $2 billion up to $3 billion	0.695
Over $3 billion	0.680

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.89%	May 1, 2022
Service Class	1.14	May 1, 2022
Prior to May 1, 2021
Initial Class	1.00
Service Class	1.25

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 100,366,314	$ —	$ 164,128,326	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no classifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 373,267,844	$ 129,104,946	$ (10,303,065)	$ 118,801,881

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the capital loss carryforwards utilized are $5,813,530.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,986,815	$ —	$ —	$ 10,058,101	$ —	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 11,383,118	$ 20,571,805	$ —	$ —	$ —	$ 118,827,885

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. LEGAL PROCEEDINGS (continued)

The settlement had no impact on the Portfolio’s financial statements.

10. SUBSEQUENT EVENT

Effective January 1, 2022, TDAM USA Inc. (“TDAM USA”) merged with and into Epoch Investment Partners, Inc. (“Epoch”) and Epoch will assume the sub-advisory agreement with Transamerica Asset Management Inc. with respect to Transamerica International Focused VP. TDAM USA and Epoch are each indirect wholly-owned subsidiaries of The Toronto-Dominion Bank.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica International Focus VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica International Focus VP (formerly, Transamerica International Growth VP) (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica International Focus VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$9,707,844	$808,518

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

(unaudited)

MARKET ENVIRONMENT

2021 began with many economically-damaging, social-distancing measures still in place to mitigate the spread of COVID-19. However, U.S. equity markets continued to gain as significant monetary and fiscal stimulus supported markets and vaccine developments created optimism around the potential for an economic re-opening. Indeed, vaccines were distributed at a faster-than-expected rate, contributing to strong economic growth. Equities finished the year with robust gains, but performance across sectors varied significantly. Energy was the top-performing sector in 2021, benefiting from the strong rebound in oil prices. Real estate stocks, which were pummeled amid 2020’s lockdown phase, rebounded strongly in 2021 alongside the broader economic re-opening. Traditionally defensive sectors such as utilities and consumer staples lagged in 2021, though they still generated double-digit returns.

Amid the economic recovery, the yield on the 10-year Treasury ended 2021 at 1.51%, up from 0.93% one year ago. The recovery, as is typical, brought both higher inflation expectations and the realization that the U.S. Federal Reserve (“Fed”) would reduce monetary stimulus and eventually increase policy rates. Despite intra-year volatility, corporate credit spreads ultimately tightened with the improving economic outlook. However, investment-grade corporates were negatively impacted by rising interest rates and ended the year with negative returns. Mortgage-backed securities similarly outperformed Treasuries in 2021 but generated negative total returns. Treasury inflation-protected securities (“TIPS”) and high-yield corporates generated positive gains in 2021 – the former aided by increasing inflation expectations; and the latter aided by their relatively lower degree of interest rate sensitivity and investors’ continued quest for yield.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Janus Balanced VP, Initial Class returned 15.71%. By comparison, its primary, secondary and additional benchmarks, the S&P 500®, the Bloomberg US Aggregate Bond Index and the Transamerica Janus Balanced VP Blended Benchmark, returned 28.71%, -1.54% and 14.32%, respectively.

STRATEGY REVIEW

The Portfolio underperformed the S&P 500® Index for the fiscal year ended December 31, 2021, but outperformed the Transamerica Janus Balanced VP Blended Benchmark, a blended benchmark of the S&P 500® Index (55%) and the Bloomberg US Aggregate Bond Index (45%). The equity-to-fixed-income allocation ended the fiscal year at approximately 60% equity, 39% fixed income and the remainder in cash.

The Portfolio’s equity allocation outperformed the S&P 500® Index during the fiscal year. Stock selection drove the relative outperformance, particularly in the health care and consumer staples sectors. Stock selection in technology was also positive, as was our overweight exposure.

Technology holding Nvidia Corp. was the largest individual equity contributor to relative returns during the fiscal year. As large technology platform companies continue to increase capital spending on network data centers and infrastructure, Nvidia Corp. – a leading producer of graphics processing units used in data centers – benefited. The company’s products are also critical to the development of virtual and augmented reality platforms, in our view.

Microsoft Corp. also contributed to relative performance during the fiscal year. The COVID-19 pandemic radically accelerated the transformation to a digital economy, and companies offering services and products relevant to this shift in technology and capital spending continued to be rewarded by the market. The company’s Azure cloud platform and subscription-based Office 365 suite continued to grow, and the demand outlook for these products remains robust.

Detracting from relative results was sector positioning, largely due to our lack of exposure to energy – the best-performing benchmark sector in 2021 – and an underweight to the strong-performing real estate sector.

Credit card service provider Mastercard Inc. was the top relative detractor in the equity allocation during the fiscal year. The Delta and Omicron variants dashed investor optimism that cross-border travel spending would see a sizable recovery in the near term. Concerns around the introduction of new payment methods also weighed on credit card stocks during 2021. While we are monitoring potential disruptors to the credit-card network, we believe these firms are resilient and their growth outlook remains positive.

Videogame company Activision Blizzard, Inc. also detracted from relative results during the fiscal year. The pandemic and staff turnover related to a recent lawsuit have led to development delays, pushing the planned release of two games from 2022 to 2023. The stock was also pressured on fears that the economic re-opening could lead to lower engagement with their gaming franchises.

The Portfolio’s fixed income allocation outperformed the Bloomberg US Aggregate Bond Index during the fiscal year. Although we consistently trimmed the fixed income portion’s allocation to corporate bonds during the fiscal year, our overall favorable view on the

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

U.S. economy led us to maintain the fixed income portion’s overweight exposure to corporate bonds (including high-yield) and securitized credit such as asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). We maintained underweight exposures to U.S. Treasuries and mortgage-backed securities (“MBS”).

Our decision to reduce corporate credit exposure was primarily a result of credit spreads narrowing as the fiscal year progressed. While we maintain a positive outlook on the underlying fundamentals for corporate bonds, going forward, we expect the bulk of investment-grade bond returns to be determined by their yield. Thus, corporate bond sales were largely focused on the investment-grade market. Within high yield, we adjusted positions, emphasizing names we believed to have the potential to be “rising stars” – securities that could see sufficient rating improvement to push them into the investment-grade market. As we reduced corporate exposure, our aim was to identify opportunities within the securitized asset markets that provided an attractive yield while increasing Portfolio diversification. We added floating rate products such as bank loans as well as AAA/AA collateralized loan obligations (CLOs) for the first time, believing the underlying bank loans had attractive valuations and their securitization into CLOs added additional value. We also added ABS exposure and were active within the CMBS allocation during the fiscal year, focusing on relative-value opportunities identified through individual security analysis. We were also active in the TIPS market. We maintained a duration underweight for much of the fiscal year, closing December 2021 at 5.86 years or approximately 88% of the index.

Our asset allocation decisions drove relative outperformance versus the Bloomberg US Aggregate Bond Index during the fiscal year. The Portfolio’s out-of-index allocation to high-yield corporate bonds performed particularly well as the economic outlook continued to improve and investors’ demand for yield remained intact. Out-of-index exposure to TIPS was also a strong contributor during the fiscal year, as we adjusted positioning with the ebb and flow of inflation expectations. An underweight to MBS and strong security selection further benefited relative performance during the fiscal year. The Portfolio’s positioning relative to the U.S. Treasury yield curve ultimately detracted during the fiscal year, as did a lack of exposure to government-related securities.

Jeremiah Buckley, CFA

Michael Keough

Greg Wilensky, CFA

Co-Portfolio Managers

Janus Capital Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	59.8%
U.S. Government Obligations	12.5
Corporate Debt Securities	12.3
U.S. Government Agency Obligations	6.8
Repurchase Agreement	5.0
Mortgage-Backed Securities	3.3
Asset-Backed Securities	3.1
Other Investment Company	1.8
Loan Assignments	1.3
Net Other Assets (Liabilities)	(5.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	15.71%	13.68%	11.20%	07/01/2009
S&P 500® (A)	28.71%	18.47%	16.55%
Bloomberg US Aggregate Bond Index (B)	(1.54)%	3.57%	2.90%
Transamerica Janus Balanced VP Blended Benchmark (A) (B) (C)	14.32%	11.87%	10.46%
Service Class	15.44%	13.39%	10.93%	07/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Janus Balanced VP Blended Benchmark is composed of the following benchmarks: 55% S&P 500® and 45% Bloomberg US Aggregate Bond Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 55% S&P 500® and 45% Bloomberg Barclays US Aggregate Bond Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,073.50	$3.92	$1,021.40	$3.82	0.75%
Service Class	1,000.00	1,072.40	5.22	1,020.20	5.09	1.00

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 59.8%
Aerospace & Defense - 1.0%
General Dynamics Corp.	37,113	$7,736,947
L3 Harris Technologies, Inc.	21,975	4,685,949

		12,422,896

Air Freight & Logistics - 1.1%
United Parcel Service, Inc., Class B	65,494	14,037,984

Airlines - 0.1%
Southwest Airlines Co. (A)	45,539	1,950,891

Auto Components - 0.4%
Aptiv PLC (A)	28,628	4,722,189

Banks - 1.4%
Bank of America Corp.	401,446	17,860,332

Beverages - 1.1%
Constellation Brands, Inc., Class A	14,492	3,637,057
Monster Beverage Corp. (A)	107,131	10,288,861

		13,925,918

Biotechnology - 0.7%
AbbVie, Inc.	69,929	9,468,387

Building Products - 0.2%
Trane Technologies PLC	15,506	3,132,677

Capital Markets - 2.7%
Charles Schwab Corp.	67,800	5,701,980
CME Group, Inc.	43,196	9,868,558
Morgan Stanley	167,658	16,457,309
S&P Global, Inc.	5,818	2,745,689

		34,773,536

Chemicals - 0.4%
Sherwin-Williams Co.	16,380	5,768,381

Communications Equipment - 0.4%
Motorola Solutions, Inc.	18,407	5,001,182

Consumer Finance - 0.9%
American Express Co.	70,044	11,459,198

Electrical Equipment - 0.4%
Rockwell Automation, Inc.	16,669	5,814,981

Electronic Equipment, Instruments & Components - 0.3%
Corning, Inc.	100,568	3,744,147

Entertainment - 1.4%
Activision Blizzard, Inc.	60,019	3,993,064
Netflix, Inc. (A)	6,774	4,080,928
Walt Disney Co. (A)	61,548	9,533,170

		17,607,162

Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	29,963	17,009,995
Sysco Corp.	42,591	3,345,523

		20,355,518

Food Products - 0.4%
Hershey Co.	27,431	5,307,076

Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	87,404	12,301,239
Align Technology, Inc. (A)	6,138	4,033,771
Edwards Lifesciences Corp. (A)	50,069	6,486,439
Intuitive Surgical, Inc. (A)	9,157	3,290,110
Medtronic PLC	35,874	3,711,165
Stryker Corp.	13,182	3,525,131

		33,347,855

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 2.2%
UnitedHealth Group, Inc.	55,838	$ 28,038,493

Hotels, Restaurants & Leisure - 3.0%
Booking Holdings, Inc. (A)	2,613	6,269,188
Hilton Worldwide Holdings, Inc. (A)	54,882	8,561,043
McDonald’s Corp.	58,883	15,784,766
Starbucks Corp.	62,584	7,320,450

		37,935,447

Household Products - 1.0%
Procter & Gamble Co.	75,179	12,297,781

Industrial Conglomerates - 0.9%
Honeywell International, Inc.	52,918	11,033,932

Insurance - 0.9%
Progressive Corp.	114,556	11,759,173

Interactive Media & Services - 3.4%
Alphabet, Inc., Class C (A)	15,210	44,011,504

Internet & Direct Marketing Retail - 2.7%
Amazon.com, Inc. (A)	10,343	34,487,079

IT Services - 2.9%
Accenture PLC, Class A	22,529	9,339,397
Fidelity National Information Services, Inc.	35,454	3,869,804
Mastercard, Inc., Class A	66,307	23,825,431

		37,034,632

Leisure Products - 0.4%
Hasbro, Inc.	53,005	5,394,849

Life Sciences Tools & Services - 1.2%
Illumina, Inc. (A)	8,821	3,355,861
Thermo Fisher Scientific, Inc.	17,210	11,483,201

		14,839,062

Machinery - 1.2%
Deere & Co.	32,775	11,238,220
Parker-Hannifin Corp.	12,080	3,842,889

		15,081,109

Media - 1.1%
Comcast Corp., Class A	273,530	13,766,765

Multiline Retail - 0.9%
Dollar General Corp.	49,054	11,568,405

Personal Products - 0.3%
Estee Lauder Cos., Inc., Class A	9,008	3,334,762

Pharmaceuticals - 2.1%
AstraZeneca PLC, ADR	50,824	2,960,498
Eli Lilly & Co.	54,996	15,190,995
Merck & Co., Inc.	95,278	7,302,106
Zoetis, Inc.	6,944	1,694,544

		27,148,143

Real Estate Management & Development - 0.3%
CBRE Group, Inc., Class A (A)	36,236	3,931,968

Semiconductors & Semiconductor Equipment - 4.7%
Advanced Micro Devices, Inc. (A)	41,779	6,011,998
Lam Research Corp.	26,781	19,259,556
Marvell Technology, Inc.	34,353	3,005,544
NVIDIA Corp.	76,642	22,541,179
Texas Instruments, Inc.	51,538	9,713,367

		60,531,644

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Software - 7.9%
Adobe, Inc. (A)	35,813	$ 20,308,120
Cadence Design Systems, Inc. (A)	31,996	5,962,455
Microsoft Corp.	202,608	68,141,122
salesforce.com, Inc. (A)	27,056	6,875,741

		101,287,438

Specialty Retail - 1.2%
Home Depot, Inc.	37,789	15,682,813

Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	256,692	45,580,798

Textiles, Apparel & Luxury Goods - 0.8%
NIKE, Inc., Class B	63,537	10,589,712

Total Common Stocks (Cost $426,535,503)		766,035,819

	Principal	Value
ASSET-BACKED SECURITIES - 3.1%
Affirm Asset Securitization Trust Series 2021-B, Class A, 1.03%, 08/17/2026 (B)	$565,000	561,142
Aqua Finance Trust Series 2021-A, Class A, 1.54%, 07/17/2046 (B)	363,946	360,703
Arbys Funding LLC Series 2020-1A, Class A2, 3.24%, 07/30/2050 (B)	1,176,113	1,199,629
BVRT Financing Trust 0.01%, 11/10/2032 (C) (D)	32,893	32,893
Carvana Auto Receivables Trust Series 2021-P4, Class A2, 0.82%, 04/10/2025	583,000	582,941
CBAM Ltd.
Series 2019-11RA, Class A1,
3-Month LIBOR + 1.18%, 1.30% (E), 01/20/2035 (B)	1,210,000	1,211,447
Series 2019-11RA, Class B,
3-Month LIBOR + 1.75%, 1.87% (E), 01/20/2035 (B)	617,000	617,102
CF Hippolyta LLC
Series 2021-1A, Class A1,
1.53%, 03/15/2061 (B)	796,681	781,882
Series 2021-1A, Class B1,
1.98%, 03/15/2061 (B)	300,926	296,494
CIFC Funding Ltd.
Series 2016-1A, Class BRR,
3-Month LIBOR + 1.70%, 0.00% (E), 10/21/2031 (B)	495,000	489,017
Series 2021-7A, Class A1,
3-Month LIBOR + 1.13%, 1.26% (E), 01/23/2035 (B)	884,000	883,468
Series 2021-7A, Class B,
3-Month LIBOR + 1.60%, 1.73% (E), 01/23/2035 (B)	502,000	498,246
Conn’s Receivables Funding LLC Series 2021-A, Class A, 1.05%, 05/15/2026 (B)	710,623	710,116

	Principal	Value
ASSET-BACKED SECURITIES (continued)
DB Master Finance LLC
Series 2019-1A, Class A23,
4.35%, 05/20/2049 (B)	$ 310,845	$ 332,690
Series 2019-1A, Class A2II,
4.02%, 05/20/2049 (B)	215,050	222,593
Diamond Infrastructure Funding LLC Series 2021-1A, Class A, 1.76%, 04/15/2049 (B)	821,000	805,571
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23,
4.12%, 07/25/2047 (B)	176,138	184,322
Series 2018-1A, Class A2I,
4.12%, 07/25/2048 (B)	765,330	782,248
Series 2018-1A, Class A2II,
4.33%, 07/25/2048 (B)	446,200	469,288
Series 2019-1A, Class A2,
3.67%, 10/25/2049 (B)	1,525,823	1,605,936
Drive Auto Receivables Trust Series 2017-3, Class D, 3.53%, 12/15/2023 (B)	5,395	5,403
Exeter Automobile Receivables Trust
Series 2019-1A, Class E,
5.20%, 01/15/2026 (B)	380,000	397,191
Series 2021-1A, Class C,
0.74%, 01/15/2026	176,000	175,496
Series 2021-1A, Class D,
1.08%, 11/16/2026	562,000	555,054
HPS Loan Management Ltd.
Series 2021-16A, Class A1,
3-Month LIBOR + 1.14%, 1.40% (E), 01/23/2035 (B)	1,324,000	1,323,202
Series 2021-16A, Class B,
3-Month LIBOR + 1.70%, 1.96% (E), 01/23/2035 (B)	471,000	470,646
Jack in the Box Funding LLC
Series 2019-1A, Class A23,
4.97%, 08/25/2049 (B)	834,693	887,121
Series 2019-1A, Class A2I,
3.98%, 08/25/2049 (B)	834,693	838,751
Series 2019-1A, Class A2II,
4.48%, 08/25/2049 (B)	834,693	866,396
JPMorgan Chase Bank NA - Chase Auto Credit Linked Notes
Series 2021-1, Class B,
0.88%, 09/25/2028 (B)	312,566	311,495
Series 2021-2, Class B,
0.89%, 12/26/2028 (B)	661,330	657,949
LAD Auto Receivables Trust Series 2021-1A, Class A, 1.30%, 08/17/2026 (B)	621,518	620,298
Logan CLO II Ltd.
Series 2021-2A, Class A,
3-Month LIBOR + 1.15%, 1.40% (E), 01/20/2035 (B)	1,191,000	1,190,270
Series 2021-2A, Class B,
3-Month LIBOR + 1.70%, 1.95% (E), 01/20/2035 (B)	477,000	476,632
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 03/20/2026 (B)	688,000	687,374

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Newday Funding Master Issuer PLC
Series 2021-1A, Class A2,
SOFR + 1.10%, 1.15% (E), 03/15/2029 (B)	$ 660,000	$ 663,878
Series 2021-2A, Class A2,
SOFR + 0.95%, 1.00% (E), 07/15/2029 (B)	355,000	355,750
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A,
3.84%, 12/25/2025 (B)	280,842	282,051
Series 2021-FHT1, Class A,
3.10%, 07/25/2026 (B)	594,341	592,388
Oak Street Investment Grade Net Lease Fund Series 2020-1A, Class A1, 1.85%, 11/20/2050 (B)	696,586	690,107
Octagon Investment Partners 48 Ltd. Series 2020-3A, Class AR, 3-Month LIBOR + 1.15%, 1.28% (E), 10/20/2034 (B)	876,000	874,971
OneMain Direct Auto Receivables Trust
Series 2018-1A, Class C,
3.85%, 10/14/2025 (B)	148,000	148,319
Series 2018-1A, Class D,
4.40%, 01/14/2028 (B)	147,000	147,313
Planet Fitness Master Issuer LLC
Series 2018-1A, Class A2I,
4.26%, 09/05/2048 (B)	517,613	517,807
Series 2019-1A, Class A2,
3.86%, 12/05/2049 (B)	729,120	749,392
PRPM LLC Series 2020-4, Class A1, 2.95% (E), 10/25/2025 (B)	592,499	591,013
Regatta XII Funding Ltd.
Series 2021-4A, Class A1,
3-Month LIBOR + 1.15%, 1.26% (E), 01/20/2035 (B)	1,315,789	1,314,993
Series 2021-4A, Class B,
3-Month LIBOR + 1.70%, 1.81% (E), 01/20/2035 (B)	529,000	528,601
Santander Bank NA - SBCLN Series 2021-1A, Class B, 1.83%, 12/15/2031 (B)	300,000	299,648
Santander Drive Auto Receivables Trust Series 2020-3, Class D, 1.64%, 11/16/2026	1,359,000	1,368,257
Taco Bell Funding LLC
Series 2016-1A, Class A23,
4.97%, 05/25/2046 (B)	401,100	418,489
Series 2018-1A, Class A2II,
4.94%, 11/25/2048 (B)	689,670	748,104
Series 2021-1A, Class A2I,
1.95%, 08/25/2051 (B)	505,000	495,032
Series 2021-1A, Class A2II,
2.29%, 08/25/2051 (B)	607,000	600,032
Tesla Auto Lease Trust
Series 2021-B, Class A3,
0.60%, 09/22/2025 (B)	394,000	389,227
Series 2021-B, Class B,
0.91%, 09/22/2025 (B)	202,000	199,204

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (B)	$ 454,129	$ 453,234
Upstart Securitization Trust
Series 2021-4, Class A,
0.84%, 09/20/2031 (B)	605,436	599,476
Series 2021-5, Class A,
1.31%, 11/20/2031 (B)	375,000	373,636
Vantage Data Centers LLC
Series 2020-1A, Class A2,
1.65%, 09/15/2045 (B)	1,368,000	1,337,321
Series 2020-2A, Class A2,
1.99%, 09/15/2045 (B)	596,000	584,611
VCAT LLC Series 2021-NPL1, Class A1, 2.29% (E), 12/26/2050 (B)	263,747	263,326
Wendy’s Funding LLC
Series 2018-1A, Class A2II,
3.88%, 03/15/2048 (B)	73,920	76,743
Series 2019-1A, Class A2I,
3.78%, 06/15/2049 (B)	406,640	421,292
Series 2021-1A, Class A2II,
2.78%, 06/15/2051 (B)	406,955	405,965
Westlake Automobile Receivables Trust Series 2020-1A, Class D, 2.80%, 06/16/2025 (B)	615,000	627,141
Wingstop Funding LLC Series 2020-1A, Class A2, 2.84%, 12/05/2050 (B)	688,540	687,476
ZAXBY’S FUNDING LLC Series 2021-1A, Class A2, 3.24%, 07/30/2051 (B)	492,765	500,198

Total Asset-Backed Securities (Cost $40,392,037)		40,396,001

CORPORATE DEBT SECURITIES - 12.3%
Aerospace & Defense - 0.3%
Boeing Co.
2.20%, 02/04/2026	375,000	375,014
3.25%, 02/01/2028	400,000	417,115
3.63%, 02/01/2031	220,000	234,850
3.95%, 08/01/2059	563,000	587,166
4.88%, 05/01/2025	393,000	430,141
General Dynamics Corp. 3.50%, 04/01/2027	402,000	437,912
TransDigm, Inc. 4.63%, 01/15/2029	759,000	756,480

		3,238,678

Air Freight & Logistics - 0.1%
GXO Logistics, Inc.
1.65%, 07/15/2026 (B)	802,000	782,543
2.65%, 07/15/2031 (B)	530,000	523,460

		1,306,003

Automobiles - 0.1%
Ford Motor Co. 3.25%, 02/12/2032	1,347,000	1,379,328

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks - 1.9%
Bank of America Corp.
Fixed until 06/14/2028, 2.09% (E), 06/14/2029	$ 1,385,000	$ 1,376,442
Fixed until 04/29/2030, 2.59% (E), 04/29/2031	2,849,000	2,880,944
Fixed until 04/24/2027, 3.71% (E), 04/24/2028	652,000	708,023
Fixed until 03/05/2028, 3.97% (E), 03/05/2029	456,000	499,645
Fixed until 06/01/2023 (F), 5.20% (E)	393,000	405,773
Fixed until 09/05/2024 (F), 6.25% (E)	993,000	1,068,716
BNP Paribas SA Fixed until 08/12/2030, 2.59% (E), 08/12/2035 (B)	1,510,000	1,448,122
Citigroup, Inc.
Fixed until 01/10/2027, 3.89% (E), 01/10/2028	1,705,000	1,849,624
Fixed until 03/31/2030, 4.41% (E), 03/31/2031	1,312,000	1,499,829
Fixed until 05/15/2023 (F), 5.35% (E)	478,000	486,962
Fixed until 01/30/2023 (F), 5.95% (E)	505,000	520,150
Fixed until 05/15/2025 (F), 5.95% (E)	496,000	530,720
Fixed until 05/15/2024 (F), 6.30% (E)	109,000	114,246
Citizens Financial Group, Inc. 3.75%, 07/01/2024	188,000	196,488
First Republic Bank 4.63%, 02/13/2047 (G)	385,000	478,432
JPMorgan Chase & Co.
Fixed until 04/22/2025, 2.08% (E), 04/22/2026	466,000	473,174
Fixed until 05/13/2030, 2.96% (E), 05/13/2031	1,189,000	1,232,314
Fixed until 01/29/2026, 3.96% (E), 01/29/2027	1,052,000	1,137,237
Fixed until 02/01/2025 (F), 4.60% (E)	414,000	424,867
Fixed until 08/01/2024 (F), 5.00% (E)	392,000	402,780
National Australia Bank Ltd. 2.99%, 05/21/2031 (B)	1,369,000	1,374,514
SVB Financial Group
Fixed until 02/15/2031 (F), 4.10% (E) (G)	1,033,000	1,021,637
Fixed until 11/15/2026 (F), 4.25% (E)	2,090,000	2,119,260
US Bancorp Fixed until 11/03/2031, 2.49% (E), 11/03/2036	1,272,000	1,268,610
Westpac Banking Corp. Fixed until 11/15/2030, 2.67% (E), 11/15/2035	1,096,000	1,068,807

		24,587,316

Beverages - 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%, 02/01/2046	756,000	958,497
Diageo Capital PLC
1.38%, 09/29/2025	643,000	639,746
2.00%, 04/29/2030	606,000	600,228
2.13%, 04/29/2032	486,000	482,655

		2,681,126

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Building Products - 0.0% (H)
Standard Industries, Inc. 4.38%, 07/15/2030 (B)	$ 290,000	$ 295,835

Capital Markets - 1.4%
Bank of New York Mellon Corp. Fixed until 09/20/2025 (F), 4.70% (E)	1,487,000	1,586,257
Charles Schwab Corp.
Fixed until 12/01/2030 (F), 4.00% (E)	613,000	619,130
Fixed until 06/01/2025 (F), 5.38% (E)	2,968,000	3,235,120
Goldman Sachs Group, Inc.
3.50%, 04/01/2025	1,900,000	2,009,761
Fixed until 02/10/2025 (F), 4.95% (E)	327,000	339,263
Morgan Stanley
Fixed until 05/04/2026, 1.59% (E), 05/04/2027	632,000	625,592
Fixed until 02/13/2031, 1.79% (E), 02/13/2032	1,104,000	1,046,184
Fixed until 04/28/2025, 2.19% (E), 04/28/2026	1,359,000	1,386,243
Fixed until 07/21/2031, 2.24% (E), 07/21/2032	1,699,000	1,663,697
Fixed until 09/16/2031, 2.48% (E), 09/16/2036	1,982,000	1,908,373
3.95%, 04/23/2027	1,344,000	1,478,711
4.35%, 09/08/2026	79,000	87,269
MSCI, Inc.
3.63%, 09/01/2030 (B)	1,365,000	1,395,712
3.88%, 02/15/2031 (B)	962,000	1,001,683
4.00%, 11/15/2029 (B)	88,000	91,960

		18,474,955

Chemicals - 0.3%
Axalta Coating Systems LLC 3.38%, 02/15/2029 (B)	1,496,000	1,447,380
CF Industries, Inc.
4.95%, 06/01/2043	669,000	806,908
5.15%, 03/15/2034	69,000	83,145
5.38%, 03/15/2044	150,000	189,165
Element Solutions, Inc. 3.88%, 09/01/2028 (B)	1,136,000	1,141,680

		3,668,278

Commercial Services & Supplies - 0.1%
Aramark Services, Inc. 6.38%, 05/01/2025 (B)	1,141,000	1,192,345

Distributors - 0.1%
Performance Food Group, Inc. 4.25%, 08/01/2029 (B)	1,684,000	1,670,629

Diversified Financial Services - 0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.00%, 10/29/2028	655,000	664,828
3.30%, 01/30/2032	671,000	684,959
3.40%, 10/29/2033	492,000	501,570
3.85%, 10/29/2041	374,000	390,630
4.63%, 10/15/2027	1,039,000	1,150,279
BVRT Financing Trust 0.01%, 01/10/2033 (C)	132,271	132,601

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
2.88%, 10/15/2026 (B)	$ 993,000	$ 985,553
3.63%, 03/01/2029 (B)	633,000	635,374
3.88%, 03/01/2031 (B)	1,304,000	1,323,560
4.00%, 10/15/2033 (B)	1,015,000	1,027,687

		7,497,041

Diversified Telecommunication Services - 0.1%
AT&T, Inc.
3.65%, 09/15/2059	109,000	110,539
3.80%, 12/01/2057	660,000	689,886
Lumen Technologies, Inc. 5.80%, 03/15/2022	356,000	358,670

		1,159,095

Electric Utilities - 0.4%
Duquesne Light Holdings, Inc. 2.78%, 01/07/2032 (B)	909,000	899,207
NextEra Energy Capital Holdings, Inc.
1.88%, 01/15/2027	1,364,000	1,372,090
2.44%, 01/15/2032	405,000	406,369
NRG Energy, Inc.
3.38%, 02/15/2029 (B)	938,000	919,146
3.63%, 02/15/2031 (B)	1,058,000	1,031,550
6.63%, 01/15/2027	295,000	306,663

		4,935,025

Electronic Equipment, Instruments & Components - 0.1%
Trimble, Inc.
4.75%, 12/01/2024	853,000	924,916
4.90%, 06/15/2028	645,000	734,117

		1,659,033

Equity Real Estate Investment Trusts - 0.6%
Agree LP
2.00%, 06/15/2028	630,000	617,679
2.60%, 06/15/2033	472,000	463,557
2.90%, 10/01/2030	313,000	318,310
Equinix, Inc. 2.15%, 07/15/2030	533,000	518,218
Invitation Homes Operating Partnership LP 2.00%, 08/15/2031	1,018,000	958,737
Iron Mountain Information Management Services, Inc. 5.00%, 07/15/2032 (B)	1,736,000	1,776,744
MPT Operating Partnership LP / MPT Finance Corp. 3.50%, 03/15/2031	1,138,000	1,150,802
Rexford Industrial Realty LP 2.15%, 09/01/2031	1,233,000	1,165,583
Sun Communities Operating LP 2.70%, 07/15/2031	1,163,000	1,154,863

		8,124,493

Food Products - 0.7%
JBS Finance Luxembourg SARL 3.63%, 01/15/2032 (B)	712,000	714,677
JBS USA LUX SA / JBS USA Finance, Inc. 6.75%, 02/15/2028 (B)	528,000	569,585

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
3.00%, 05/15/2032 (B)	$ 695,000	$ 695,000
3.75%, 12/01/2031 (B)	678,000	688,170
5.50%, 01/15/2030 (B)	1,003,000	1,090,763
6.50%, 04/15/2029 (B)	1,416,000	1,557,614
Kraft Heinz Foods Co.
3.88%, 05/15/2027	898,000	970,563
4.38%, 06/01/2046	172,000	201,696
4.88%, 10/01/2049	403,000	506,894
5.00%, 06/04/2042	388,000	482,479
Mondelez International, Inc. 2.75%, 04/13/2030	146,000	150,602
Pilgrim’s Pride Corp. 3.50%, 03/01/2032 (B)	1,134,000	1,145,340

		8,773,383

Health Care Providers & Services - 1.1%
Centene Corp.
2.45%, 07/15/2028	919,000	905,215
2.50%, 03/01/2031	268,000	260,902
2.63%, 08/01/2031	400,000	392,000
3.00%, 10/15/2030	967,000	982,965
4.25%, 12/15/2027	922,000	961,185
CVS Health Corp. 5.05%, 03/25/2048	399,000	523,368
DaVita, Inc.
3.75%, 02/15/2031 (B)	1,098,000	1,067,805
4.63%, 06/01/2030 (B)	902,000	923,423
HCA, Inc.
3.50%, 09/01/2030 - 07/15/2051	3,031,000	3,169,778
5.25%, 06/15/2049	282,000	363,362
5.38%, 02/01/2025 - 09/01/2026	648,000	716,780
5.50%, 06/15/2047	188,000	246,765
5.63%, 09/01/2028	264,000	308,481
5.88%, 02/15/2026 - 02/01/2029	650,000	759,314
Molina Healthcare, Inc. 4.38%, 06/15/2028 (B)	2,430,000	2,502,900

		14,084,243

Hotels, Restaurants & Leisure - 0.3%
1011778 BC ULC / New Red Finance, Inc. 4.00%, 10/15/2030 (B)	2,042,000	2,006,265
GLP Capital LP / GLP Financing II, Inc.
3.25%, 01/15/2032	981,000	986,287
5.25%, 06/01/2025	310,000	339,528
5.30%, 01/15/2029	73,000	82,870
5.38%, 04/15/2026	593,000	660,347
MGM Resorts International 7.75%, 03/15/2022	148,000	149,850

		4,225,147

Industrial Conglomerates - 0.1%
General Electric Co. 3-Month LIBOR + 3.33%, 3.53% (E), 03/15/2022 (F)	850,000	845,750

Insurance - 0.4%
Athene Global Funding
1.73%, 10/02/2026 (B)	1,767,000	1,735,319
2.65%, 10/04/2031 (B)	1,666,000	1,645,672

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (E), 10/01/2050	$ 1,542,000	$ 1,561,426

		4,942,417

IT Services - 0.3%
Broadridge Financial Solutions, Inc. 2.60%, 05/01/2031	991,000	995,808
Global Payments, Inc.
2.15%, 01/15/2027	570,000	572,620
2.90%, 11/15/2031	854,000	867,197
4.80%, 04/01/2026	513,000	569,793
PayPal Holdings, Inc. 1.65%, 06/01/2025	451,000	456,706

		3,462,124

Leisure Products - 0.2%
Hasbro, Inc.
3.90%, 11/19/2029	1,346,000	1,485,372
5.10%, 05/15/2044	183,000	228,409
6.35%, 03/15/2040	347,000	479,897

		2,193,678

Machinery - 0.1%
Westinghouse Air Brake Technologies Corp. 4.95%, 09/15/2028	612,000	696,203

Media - 0.8%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031 (B)	1,294,000	1,305,361
4.50%, 05/01/2032	1,687,000	1,735,501
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80%, 04/01/2031	937,000	927,007
4.80%, 03/01/2050	460,000	516,720
6.48%, 10/23/2045	221,000	302,641
Comcast Corp. 3.75%, 04/01/2040	307,000	344,595
CSC Holdings LLC
3.38%, 02/15/2031 (B)	786,000	735,893
4.13%, 12/01/2030 (B)	1,154,000	1,126,592
4.63%, 12/01/2030 (B)	274,000	259,273
5.00%, 11/15/2031 (B) (G)	541,000	521,389
Fox Corp. 4.03%, 01/25/2024	362,000	382,364
GCI LLC 4.75%, 10/15/2028 (B)	1,648,000	1,691,260

		9,848,596

Metals & Mining - 0.1%
Allegheny Technologies, Inc. 5.88%, 12/01/2027 (G)	646,000	673,455
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	396,000	409,927

		1,083,382

Multi-Utilities - 0.0% (H)
Dominion Energy, Inc. Fixed until 01/15/2027 (F), 4.35% (E)	546,000	563,745

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multiline Retail - 0.1%
Dollar General Corp. 4.13%, 04/03/2050	$ 641,000	$ 742,495

Oil, Gas & Consumable Fuels - 0.4%
Cheniere Energy Partners LP
3.25%, 01/31/2032 (B)	852,000	860,520
4.00%, 03/01/2031	737,000	773,850
Continental Resources, Inc. 5.75%, 01/15/2031 (B)	1,085,000	1,277,718
Energy Transfer LP 4.95%, 06/15/2028 (G)	78,000	87,807
Hess Midstream Operations LP
4.25%, 02/15/2030 (B)	313,000	310,653
5.13%, 06/15/2028 (B)	1,071,000	1,115,179
Southwestern Energy Co. 4.75%, 02/01/2032	770,000	810,594

		5,236,321

Pharmaceuticals - 0.3%
Elanco Animal Health, Inc. 5.27%, 08/28/2023	704,000	749,067
Royalty Pharma PLC
2.15%, 09/02/2031	853,000	806,751
3.35%, 09/02/2051	425,000	408,069
3.55%, 09/02/2050 (G)	782,000	778,174
Teva Pharmaceutical Finance BV
4.75%, 05/09/2027	312,000	308,880
5.13%, 05/09/2029	398,000	390,163

		3,441,104

Professional Services - 0.0% (H)
IHS Markit Ltd. 4.75%, 02/15/2025 (B)	530,000	577,038

Semiconductors & Semiconductor Equipment - 0.7%
Analog Devices, Inc. 2.95%, 04/01/2025	534,000	560,983
Broadcom, Inc.
3.42%, 04/15/2033 (B)	980,000	1,028,538
3.47%, 04/15/2034 (B)	1,472,000	1,541,719
4.30%, 11/15/2032	603,000	678,444
Marvell Technology, Inc.
1.65%, 04/15/2026	732,000	723,740
4.88%, 06/22/2028	599,000	686,590
Microchip Technology, Inc. 2.67%, 09/01/2023	1,296,000	1,323,732
Micron Technology, Inc. 2.70%, 04/15/2032	753,000	753,851
SK Hynix, Inc.
1.50%, 01/19/2026 (B)	968,000	947,149
2.38%, 01/19/2031 (B)	450,000	433,365

		8,678,111

Specialty Retail - 0.1%
Lithia Motors, Inc. 3.88%, 06/01/2029 (B)	1,480,000	1,510,932

Technology Hardware, Storage & Peripherals - 0.1%
Seagate HDD Cayman
3.13%, 07/15/2029	196,000	191,318
4.09%, 06/01/2029	433,000	448,155
4.13%, 01/15/2031	964,000	1,002,946

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Seagate HDD Cayman (continued)
4.88%, 06/01/2027	$ 40,000	$ 43,600

		1,686,019

Trading Companies & Distributors - 0.1%
Air Lease Corp.
1.88%, 08/15/2026	817,000	803,941
3.00%, 02/01/2030	412,000	411,618

		1,215,559

Wireless Telecommunication Services - 0.1%
T-Mobile USA, Inc.
3.50%, 04/15/2025	631,000	668,795
3.75%, 04/15/2027	769,000	833,263

		1,502,058

Total Corporate Debt Securities (Cost $154,317,833)		157,177,485

LOAN ASSIGNMENTS - 1.3%
Aerospace & Defense - 0.2%
Castlelake Aviation Ltd.
Delayed Draw Term Loan,
TBD, 10/07/2026 (I) (J)	255,934	254,654
Term Loan B,
3-Month LIBOR + 2.75%, 3.25% (E), 10/22/2026 (J)	2,760,307	2,746,506

		3,001,160

Biotechnology - 0.1%
HCRX Investments Holdco LP Term Loan B, TBD, 07/14/2028 (I) (J)	929,309	922,340

Building Products - 0.1%
Standard Industries, Inc. Term Loan B, 3-Month LIBOR + 2.50%, 3.00% (E), 09/22/2028	675,802	675,708

Chemicals - 0.1%
Atotech BV Term Loan B, 1-Month LIBOR + 2.50%, 3-Month LIBOR + 2.50%, 3.00% (E), 03/18/2028	767,145	765,364

Diversified Financial Services - 0.1%
TransUnion LLC Term Loan B6, 1-Month LIBOR + 2.25%, 2.75% (E), 12/01/2028 (J)	1,595,000	1,590,126

Health Care Equipment & Supplies - 0.1%
Medline Borrower LP Term Loan B, 1-Month LIBOR + 3.25%, 3.75% (E), 10/23/2028 (J)	1,009,683	1,008,630

Health Care Providers & Services - 0.2%
ICON Luxembourg SARL Term Loan, 3-Month LIBOR + 2.25%, 2.75% (E), 07/03/2028	2,020,359	2,019,517

	Principal	Value

LOAN ASSIGNMENTS (continued)
Household Products - 0.1%
Diamond BV Term Loan B, 3-Month LIBOR + 3.00%, 3.50% (E), 09/29/2028	$ 1,431,000	$ 1,420,625

Machinery - 0.1%
Madison IAQ LLC Term Loan, 6-Month LIBOR + 3.25%, 3.75% (E), 06/21/2028	1,958,916	1,956,467

Pharmaceuticals - 0.1%
Elanco Animal Health, Inc. Term Loan B, 3-Month LIBOR + 1.75%, 1.85% (E), 08/01/2027	2,038,022	2,009,575

Semiconductors & Semiconductor Equipment - 0.1%
MKS Instruments, Inc. Term Loan, TBD, 10/21/2028 (I) (J)	1,086,000	1,083,059

Total Loan Assignments (Cost $16,471,885)		16,452,571

MORTGAGE-BACKED SECURITIES - 3.3%
280 Park Avenue Mortgage Trust Series 2017-280P, Class A, 1-Month LIBOR + 0.88%, 0.99% (E), 09/15/2034 (B)	592,515	591,794
Angel Oak Mortgage Trust
Series 2019-5, Class A1,
2.59% (E), 10/25/2049 (B)	197,739	197,238
Series 2019-6, Class A1,
2.62% (E), 11/25/2059 (B)	153,450	153,264
Series 2020-3, Class A2,
2.41% (E), 04/25/2065 (B)	296,719	298,030
Bayview MSR Opportunity Master Fund Trust Series 2021-5, Class AF, SOFRA + 0.85%, 0.90% (E), 11/25/2051 (B)	784,220	782,133
BBCMS Mortgage Trust Series 2017-DELC, Class A, 1-Month LIBOR + 0.85%, 0.96% (E), 08/15/2036 (B)	422,000	421,612
BBCMS Trust Series 2015-SRCH, Class A2, 4.20%, 08/10/2035 (B)	715,000	790,893
BVRT Financing Trust Series 2021-2F, Class M1, 1.57%, 01/10/2032 (C) (D)	77,019	77,019
BX Commercial Mortgage Trust
Series 2019-XL, Class A,
1-Month LIBOR + 0.92%, 1.03% (E), 10/15/2036 (B)	835,906	836,137
Series 2019-XL, Class B,
1-Month LIBOR + 1.08%, 1.19% (E), 10/15/2036 (B)	137,700	137,527
Series 2020-FOX, Class A,
1-Month LIBOR + 1.00%, 1.11% (E), 11/15/2032 (B)	1,174,868	1,174,513

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust (continued)
Series 2020-FOX, Class B,
1-Month LIBOR + 1.35%, 1.46% (E), 11/15/2032 (B)	$ 201,430	$ 201,370
Series 2020-FOX, Class C,
1-Month LIBOR + 1.55%, 1.66% (E), 11/15/2032 (B)	201,430	201,370
Series 2021-VOLT, Class A,
1-Month LIBOR + 0.70%, 0.81% (E), 09/15/2036 (B)	358,000	356,779
Series 2021-VOLT, Class B,
1-Month LIBOR + 0.95%, 1.06% (E), 09/15/2036 (B)	733,000	728,455
Series 2021-VOLT, Class D,
1-Month LIBOR + 1.65%, 1.76% (E), 09/15/2036 (B)	770,000	763,199
BX Trust
Series 2019-OC11, Class A,
3.20%, 12/09/2041 (B)	481,000	506,858
Series 2019-OC11, Class B,
3.61%, 12/09/2041 (B)	242,000	260,221
Series 2019-OC11, Class C,
3.86%, 12/09/2041 (B)	481,000	494,987
Series 2021-LBA, Class AJV,
1-Month LIBOR + 0.80%, 0.91% (E), 02/15/2036 (B)	820,000	816,865
Series 2021-LBA, Class AV,
1-Month LIBOR + 0.80%, 0.91% (E), 02/15/2036 (B)	932,000	928,437
BXP Trust Series 2017-GM, Class A, 3.38%, 06/13/2039 (B)	324,000	342,281
Chase Mortgage Finance Corp. Series 2021-CL1, Class M1, SOFRA + 1.20%, 1.25% (E), 02/25/2050 (B)	926,452	928,863
CHT Mortgage Trust Series 2017-CSMO, Class A, 1-Month LIBOR + 0.93%, 1.04% (E), 11/15/2036 (B)	526,491	526,168
CIM Trust Series 2021-NR1, Class A1, 2.57% (E), 07/25/2055 (B)	645,247	643,273
Cold Storage Trust
Series 2020-ICE5, Class A,
1-Month LIBOR + 0.90%, 1.01% (E), 11/15/2037 (B)	1,316,224	1,315,033
Series 2020-ICE5, Class B,
1-Month LIBOR + 1.30%, 1.41% (E), 11/15/2037 (B)	585,862	584,744
Series 2020-ICE5, Class C,
1-Month LIBOR + 1.65%, 1.76% (E), 11/15/2037 (B)	587,828	585,998
COLT Mortgage Loan Trust
Series 2020-2, Class A1,
1.85% (E), 03/25/2065 (B)	104,819	104,971
Series 2020-3, Class A1,
1.51% (E), 04/27/2065 (B)	121,459	121,447

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2,
1-Month LIBOR + 2.40%, 2.50% (E), 04/25/2031 (B)	$ 224,061	$ 224,986
Series 2019-R02, Class 1M2,
1-Month LIBOR + 2.30%, 2.40% (E), 08/25/2031 (B)	78,183	78,506
Series 2019-R03, Class 1M2,
1-Month LIBOR + 2.15%, 2.25% (E), 09/25/2031 (B)	198,927	199,688
Series 2019-R04, Class 2M2,
1-Month LIBOR + 2.10%, 2.20% (E), 06/25/2039 (B)	90,832	90,889
Series 2019-R05, Class 1M2,
1-Month LIBOR + 2.00%, 2.10% (E), 07/25/2039 (B)	86,434	86,517
Series 2019-R07, Class 1M2,
1-Month LIBOR + 2.10%, 2.20% (E), 10/25/2039 (B)	188,133	188,549
Series 2020-R02, Class 2M2,
1-Month LIBOR + 2.00%, 2.10% (E), 01/25/2040 (B)	468,260	469,435
Credit Suisse Mortgage Capital Certificates
1-Month LIBOR + 3.67%, 4.17% (E), 12/15/2022 (B)	428,000	428,457
Series 2019-ICE4, Class A,
1-Month LIBOR + 0.98%, 1.09% (E), 05/15/2036 (B)	1,509,000	1,508,545
Series 2019-ICE4, Class C,
1-Month LIBOR + 1.43%, 1.54% (E), 05/15/2036 (B)	282,000	281,123
Credit Suisse Mortgage Trust Series 2021-WEHO, Class A, 1-Month LIBOR + 3.97%, 4.08% (E), 04/15/2023 (B)	671,593	668,512
Extended Stay America Trust
Series 2021-ESH, Class A,
1-Month LIBOR + 1.08%, 1.19% (E), 07/15/2038 (B)	1,008,752	1,010,080
Series 2021-ESH, Class B,
1-Month LIBOR + 1.38%, 1.49% (E), 07/15/2038 (B)	274,572	274,571
Flagstar Mortgage Trust Series 2021-13IN, Class A2, 3.00% (E), 12/30/2051 (B)	2,395,224	2,438,357
Great Wolf Trust
Series 2019-WOLF, Class A,
1-Month LIBOR + 1.03%, 1.14% (E), 12/15/2036 (B)	230,000	229,720
Series 2019-WOLF, Class B,
1-Month LIBOR + 1.33%, 1.44% (E), 12/15/2036 (B)	258,000	256,865
Series 2019-WOLF, Class C,
1-Month LIBOR + 1.63%, 1.74% (E), 12/15/2036 (B)	287,000	285,197
JPMorgan Mortgage Trust
Series 2021-11, Class A11,
SOFRA + 0.85%, 0.90% (E), 01/25/2052 (B)	583,192	582,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust (continued)
Series 2021-12, Class A11,
SOFRA + 0.85%, 0.90% (E), 02/25/2052 (B)	$ 356,090	$ 354,657
Life Mortgage Trust
Series 2021-BMR, Class A,
1-Month LIBOR + 0.70%, 0.81% (E), 03/15/2038 (B)	1,518,000	1,514,701
Series 2021-BMR, Class C,
1-Month LIBOR + 1.10%, 1.21% (E), 03/15/2038 (B)	753,000	745,440
LUXE Trust Series 2021-TRIP, Class A, 1-Month LIBOR + 1.05%, 1.16% (E), 10/15/2038 (B)	1,522,000	1,521,297
Med Trust
Series 2021-MDLN, Class C,
1-Month LIBOR + 1.80%, 1.91% (E), 11/15/2038 (B)	216,000	215,458
Series 2021-MDLN, Class D,
1-Month LIBOR + 2.00%, 2.11% (E), 11/15/2038 (B)	219,000	218,451
Series 2021-MDLN, Class E,
1-Month LIBOR + 3.15%, 3.26% (E), 11/15/2038 (B)	972,000	964,694
Series 2021-MDLN, Class F,
1-Month LIBOR + 4.00%, 4.11% (E), 11/15/2038 (B)	611,000	604,875
Mello Mortgage Capital Acceptance
Series 2021-INV2, Class A11,
SOFRA + 0.95%, 1.00% (E), 08/25/2051 (B)	559,329	557,858
Series 2021-INV3, Class A11,
SOFRA + 0.95%, 1.00% (E), 10/25/2051 (B)	691,342	693,500
Series 2021-INV4, Class A3,
2.50% (E), 12/25/2051 (B)	445,157	444,253
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A,
1-Month LIBOR + 0.80%, 0.91% (E), 04/15/2038 (B)	1,575,085	1,571,631
Series 2021-MHC, Class C,
1-Month LIBOR + 1.35%, 1.46% (E), 04/15/2038 (B)	759,271	757,607
MRA Issuance Trust Series 2021-NA1, Class A1X, 1-Month LIBOR + 1.50%, 1.60% (E), 03/08/2022 (B)	1,197,000	1,197,248
New Residential Mortgage Loan Trust Series 2018-2A, Class A1, 4.50% (E), 02/25/2058 (B)	158,587	166,070
OBX Trust Series 2021-INV3, Class A3, 2.50% (E), 10/25/2051 (B)	483,447	483,698
PRPM LLC
Series 2021-9, Class A1,
2.36% (E), 10/25/2026 (B)	787,952	781,450
Series 2021-10, Class A1,
2.49% (E), 10/25/2026 (B)	878,119	877,272

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
RCKT Mortgage Trust Series 2021-3, Class A21, SOFRA + 0.80%, 0.85% (E), 07/25/2051 (B)	$ 521,748	$ 519,182
Sequoia Mortgage Trust
Series 2013-5, Class A1,
2.50% (E), 05/25/2043 (B)	137,631	136,892
Series 2020-2, Class A19,
3.50% (E), 03/25/2050 (B)	70,031	70,681
Spruce Hill Mortgage Loan Trust
Series 2020-SH1, Class A1,
2.52% (E), 01/28/2050 (B)	30,059	30,184
Series 2020-SH1, Class A2,
2.62% (E), 01/28/2050 (B)	158,050	160,156
Series 2020-SH2, Class A1,
3.41% (E), 06/25/2055 (B)	85,783	85,926
UWM Mortgage Trust
Series 2021-INV1, Class A9,
SOFRA + 0.90%, 0.95% (E), 08/25/2051 (B)	676,239	676,680
Series 2021-INV4, Class A3,
2.50% (E), 12/25/2051 (B)	347,972	347,683
VASA Trust Series 2021-VASA, Class A, 1-Month LIBOR + 0.90%, 1.01% (E), 07/15/2039 (B)	425,000	423,230
VMC Finance LLC Series 2021-HT1, Class A, 1-Month LIBOR + 1.65%, 1.75% (E), 01/18/2037 (B)	609,000	609,382
Wells Fargo Commercial Mortgage Trust Series 2021-SAVE, Class A, 1-Month LIBOR + 1.15%, 1.26% (E), 02/15/2040 (B)	414,514	414,921

Total Mortgage-Backed Securities (Cost $42,261,065)		42,319,123

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.8%
Federal Home Loan Mortgage Corp.
2.50%, 12/01/2033 - 08/01/2051	1,672,462	1,735,404
3.00%, 05/01/2031 - 03/01/2050	3,268,219	3,425,926
3.50%, 07/01/2042 - 02/01/2048	930,751	996,258
4.00%, 03/01/2047 - 05/01/2048	847,954	908,586
4.50%, 03/01/2048 - 12/01/2048	346,735	377,589
5.00%, 09/01/2048	10,110	11,048
6.00%, 04/01/2040	52,475	60,784
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
SOFRA + 2.30%, 2.35% (E), 08/25/2033 (B)	305,000	310,574
SOFRA + 2.60%, 2.65% (E), 11/25/2050 (B)	1,276,023	1,288,866
1-Month LIBOR + 5.55%, 5.65% (E), 07/25/2028	241,993	251,999
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust 1-Month LIBOR + 1.95%, 2.05% (E), 10/25/2049 (B)	63,079	63,266

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust REMIC
SOFRA + 2.00%, 2.05% (E), 12/25/2050 (B)	$ 860,000	$ 864,574
SOFRA + 2.25%, 2.30% (E), 08/25/2033 (B)	1,117,000	1,124,389
1-Month LIBOR + 3.10%, 3.20% (E), 03/25/2050 (B)	334,023	337,925
1-Month LIBOR + 3.15%, 3.25% (E), 09/25/2050 (B)	149,420	149,888
Federal National Mortgage Association
2.50%, 11/01/2034 - 08/01/2051	1,208,201	1,244,899
3.00%, 10/01/2034 - 06/01/2057	7,344,649	7,751,574
3.50%, 12/01/2045 - 08/01/2056	3,933,252	4,210,427
4.00%, 01/01/2048 - 02/01/2049	717,039	777,614
4.50%, 11/01/2042 - 08/01/2048	870,829	956,032
5.00%, 07/01/2044 - 05/01/2048	569,974	632,124
6.00%, 02/01/2037	2,493	2,891
Federal National Mortgage Association Connecticut Avenue Securities
SOFRA + 1.65%, 1.70% (E), 12/25/2041 (B)	464,000	464,581
SOFRA + 2.00%, 2.05% (E), 11/25/2041 (B)	1,446,000	1,448,755
1-Month LIBOR + 3.55%, 3.65% (E), 07/25/2029	428,900	439,192
1-Month LIBOR + 4.25%, 4.35% (E), 04/25/2029	345,624	356,820
1-Month LIBOR + 4.30%, 4.40% (E), 02/25/2025	325,587	331,955
1-Month LIBOR + 4.90%, 5.00% (E), 11/25/2024	49,571	51,614
1-Month LIBOR + 5.00%, 5.10% (E), 07/25/2025	261,539	268,751
1-Month LIBOR + 5.70%, 5.80% (E), 04/25/2028	265,488	279,649
Federal National Mortgage Association REMIC 3.00%, 05/25/2048 - 11/25/2049	1,430,735	1,478,641
Government National Mortgage Association
2.00%, TBA (J)	2,941,388	2,969,423
2.50%, TBA (J)	3,718,620	3,810,278
4.00%, 01/15/2045 - 05/20/2048	2,024,674	2,175,170
4.50%, 08/15/2046 - 05/20/2048	1,010,144	1,128,601
5.00%, 08/20/2048	311,185	333,854
Uniform Mortgage-Backed Security
1.50%, TBA (J)	228,159	228,872
2.00%, TBA (J)	17,359,109	17,367,822
2.50%, TBA (J)	11,290,369	11,534,917
3.00%, TBA (J)	8,575,457	8,887,992
3.50%, TBA (J)	5,950,500	6,259,171

Total U.S. Government Agency Obligations (Cost $86,541,209)		87,298,695

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 12.5%
U.S. Treasury - 12.3%
U.S. Treasury Bond
1.38%, 11/15/2040 - 08/15/2050	$ 10,226,300	$ 9,078,186
1.63%, 11/15/2050	11,618,800	10,875,832
1.75%, 08/15/2041	15,191,000	14,775,621
1.88%, 02/15/2051	3,684,200	3,661,749
2.00%, 11/15/2041 - 08/15/2051	472,000	481,314
2.38%, 05/15/2051	1,010,000	1,120,469
2.75%, 08/15/2042 (G)	6,040,100	6,904,353
U.S. Treasury Note
0.13%, 06/30/2023 - 08/31/2023	10,194,000	10,113,762
0.25%, 05/15/2024	1,669,000	1,646,573
0.38%, 10/31/2023 - 09/15/2024 (G)	5,170,700	5,121,185
0.38%, 01/31/2026	9,165,400	8,871,105
0.50%, 02/28/2026	13,326,000	12,953,809
0.63%, 07/31/2026	5,176,000	5,035,884
0.75%, 04/30/2026 - 08/31/2026	10,547,700	10,340,435
0.88%, 06/30/2026 - 09/30/2026	17,281,300	17,008,537
1.13%, 08/31/2028 (G)	11,469,200	11,256,841
1.25%, 11/30/2026 (G)	7,089,000	7,089,000
1.25%, 04/30/2028 - 06/30/2028	1,557,000	1,542,951
1.38%, 11/15/2031 (G)	20,281,400	20,050,065

		157,927,671

U.S. Treasury Inflation-Protected Securities - 0.2%
U.S. Treasury Inflation-Indexed Note 0.13%, 07/15/2031	1,977,750	2,224,041

Total U.S. Government Obligations (Cost $160,463,026)		160,151,712

	Shares	Value
OTHER INVESTMENT COMPANY - 1.8%
Securities Lending Collateral - 1.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (K)	22,521,208	22,521,208

Total Other Investment Company (Cost $22,521,208)		22,521,208

	Principal	Value
REPURCHASE AGREEMENT - 5.0%
Fixed Income Clearing Corp., 0.00% (K), dated 12/31/2021, to be repurchased at $63,365,489 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $64,632,861.	$63,365,489	63,365,489

Total Repurchase Agreement (Cost $63,365,489)		63,365,489

Total Investments (Cost $1,012,869,255)		1,355,718,103
Net Other Assets (Liabilities) - (5.9)%		(75,636,413)

Net Assets - 100.0%		$1,280,081,690

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (M)	Value
ASSETS
Investments
Common Stocks	$766,035,819	$—	$—	$766,035,819
Asset-Backed Securities	—	40,363,108	32,893	40,396,001
Corporate Debt Securities	—	157,177,485	—	157,177,485
Loan Assignments	—	16,452,571	—	16,452,571
Mortgage-Backed Securities	—	42,242,104	77,019	42,319,123
U.S. Government Agency Obligations	—	87,298,695	—	87,298,695
U.S. Government Obligations	—	160,151,712	—	160,151,712
Other Investment Company	22,521,208	—	—	22,521,208
Repurchase Agreement	—	63,365,489	—	63,365,489

Total Investments	$788,557,027	$567,051,164	$109,912	$1,355,718,103

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $138,526,078, representing 10.8% of the Portfolio’s net assets.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2021, the total value of securities is $242,513, representing less than 0.1% of the Portfolio’s net assets.
(D)	Securities are Level 3 of the fair value hierarchy.
(E)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $32,127,638, collateralized by cash collateral of $22,521,208 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $10,272,935. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	All or a portion of the security represents unsettled loan commitments at December 31, 2021 where the rate will be determined at time of settlement.
(J)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(K)	Rates disclosed reflect the yields at December 31, 2021.
(L)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(M)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SOFRA	Secured Overnight Financing Rate Average
TBA	To Be Announced
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $949,503,766) (including securities loaned of $32,127,638)	$1,292,352,614
Repurchase agreement, at value (cost $63,365,489)	63,365,489
Cash	100,749
Receivables and other assets:
Investments sold	872,720
When-issued, delayed-delivery, forward and TBA commitments sold	24,014,435
Net income from securities lending	2,304
Shares of beneficial interest sold	2,498
Dividends	335,006
Interest	2,027,101

Total assets	1,383,072,916

Liabilities:
Cash collateral received upon return of:
Securities on loan	22,521,208
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	79,024,511
Shares of beneficial interest redeemed	192,129
Investment management fees	772,637
Distribution and service fees	267,076
Transfer agent costs	2,799
Trustees, CCO and deferred compensation fees	11,994
Audit and tax fees	32,139
Custody fees	55,383
Legal fees	5,780
Printing and shareholder reports fees	85,627
Other accrued expenses	19,943

Total liabilities	102,991,226

Net assets	$1,280,081,690

Net assets consist of:
Capital stock ($0.01 par value)	$643,506
Additional paid-in capital	807,810,588
Total distributable earnings (accumulated losses)	471,627,596

Net assets	$1,280,081,690

Net assets by class:
Initial Class	$15,647,379
Service Class	1,264,434,311

Shares outstanding:
Initial Class	773,100
Service Class	63,577,524

Net asset value and offering price per share:
Initial Class	$20.24
Service Class	19.89

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$8,750,110
Interest income	11,422,215
Net income from securities lending	51,580

Total investment income	20,223,905

Expenses:
Investment management fees	8,966,768
Distribution and service fees:
Service Class	3,095,603
Transfer agent costs	17,079
Trustees, CCO and deferred compensation fees	50,626
Audit and tax fees	48,437
Custody fees	136,554
Legal fees	72,209
Printing and shareholder reports fees	67,843
Other	56,775

Total expenses	12,511,894

Net investment income (loss)	7,712,011

Net realized gain (loss) on:
Investments	123,891,144

Net change in unrealized appreciation (depreciation) on:
Investments	48,428,145

Net realized and change in unrealized gain (loss)	172,319,289

Net increase (decrease) in net assets resulting from operations	$180,031,300

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$7,712,011	$12,983,747
Net realized gain (loss)	123,891,144	54,435,929
Net change in unrealized appreciation (depreciation)	48,428,145	86,445,467

Net increase (decrease) in net assets resulting from operations	180,031,300	153,865,143

Dividends and/or distributions to shareholders:
Initial Class	(819,605)	(741,394)
Service Class	(66,394,965)	(62,858,749)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(67,214,570)	(63,600,143)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,176,406	1,890,914
Service Class	27,424,195	40,734,453

	28,600,601	42,625,367

Dividends and/or distributions reinvested:
Initial Class	819,605	741,394
Service Class	66,394,965	62,858,749

	67,214,570	63,600,143

Cost of shares redeemed:
Initial Class	(2,175,076)	(2,657,303)
Service Class	(148,670,314)	(96,745,926)

	(150,845,390)	(99,403,229)

Net increase (decrease) in net assets resulting from capital share transactions	(55,030,219)	6,822,281

Net increase (decrease) in net assets	57,786,511	97,087,281

Net assets:
Beginning of year	1,222,295,179	1,125,207,898

End of year	$1,280,081,690	$1,222,295,179

Capital share transactions - shares:
Shares issued:
Initial Class	60,911	109,809
Service Class	1,454,150	2,453,757

	1,515,061	2,563,566

Shares reinvested:
Initial Class	42,009	43,029
Service Class	3,461,677	3,704,110

	3,503,686	3,747,139

Shares redeemed:
Initial Class	(111,377)	(158,396)
Service Class	(7,771,337)	(5,816,732)

	(7,882,714)	(5,975,128)

Net increase (decrease) in shares outstanding:
Initial Class	(8,457)	(5,558)
Service Class	(2,855,510)	341,135

	(2,863,967)	335,577

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$18.48	$17.08	$14.87	$15.45	$13.47

Investment operations:
Net investment income (loss) (A)	0.17	0.24	0.29	0.27	0.26
Net realized and unrealized gain (loss)	2.70	2.18	2.93	(0.20)	2.02

Total investment operations	2.87	2.42	3.22	0.07	2.28

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.30)	(0.27)	(0.27)	(0.23)
Net realized gains	(0.84)	(0.72)	(0.74)	(0.38)	(0.07)

Total dividends and/or distributions to shareholders	(1.11)	(1.02)	(1.01)	(0.65)	(0.30)

Net asset value, end of year	$20.24	$18.48	$17.08	$14.87	$15.45

Total return	15.71%	14.59%	22.08%	0.22%	17.04%

Ratio and supplemental data:
Net assets end of year (000’s)	$15,647	$14,443	$13,443	$10,813	$11,503
Expenses to average net assets	0.75%	0.76%	0.76%	0.76%	0.77%
Net investment income (loss) to average net assets	0.86%	1.41%	1.80%	1.73%	1.80%
Portfolio turnover rate	65%	86%	87%	105%	63%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$18.18	$16.82	$14.66	$15.25	$13.30

Investment operations:
Net investment income (loss) (A)	0.12	0.19	0.25	0.23	0.22
Net realized and unrealized gain (loss)	2.65	2.15	2.88	(0.21)	1.99

Total investment operations	2.77	2.34	3.13	0.02	2.21

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.26)	(0.23)	(0.23)	(0.19)
Net realized gains	(0.84)	(0.72)	(0.74)	(0.38)	(0.07)

Total dividends and/or distributions to shareholders	(1.06)	(0.98)	(0.97)	(0.61)	(0.26)

Net asset value, end of year	$19.89	$18.18	$16.82	$14.66	$15.25

Total return	15.44%	14.31%	21.77%	(0.06)%	16.73%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,264,435	$1,207,852	$1,111,765	$933,714	$927,106
Expenses to average net assets	1.00%	1.01%	1.01%	1.01%	1.02%
Net investment income (loss) to average net assets	0.61%	1.16%	1.56%	1.49%	1.55%
Portfolio turnover rate	65%	86%	87%	105%	63%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2021, commissions recaptured are $145.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2021. Open funded loan participations and assignments at December 31, 2021, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2021, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2021, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$527,379	$—	$—	$—	$527,379
U.S. Government Obligations	21,993,829	—	—	—	21,993,829
Total Securities Lending Transactions	$22,521,208	$—	$—	$—	$22,521,208
Total Borrowings	$22,521,208	$—	$—	$—	$22,521,208

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance depends on the Portfolio’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instrument in which the Portfolio invests, and financial markets generally.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective August 1, 2021
First $250 million	0.760%
Over $250 million up to $500 million	0.730
Over $500 million up to $1 billion	0.705
Over $1 billion up to $1.25 billion	0.680
Over $1.25 billion	0.630
Prior to August 1, 2021
First $250 million	0.760
Over $250 million up to $500 million	0.730
Over $500 million up to $1 billion	0.705
Over $1 billion	0.680

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.81%	May 1, 2022
Service Class	1.06	May 1, 2022
Prior to May 1, 2021
Initial Class	0.90
Service Class	1.15

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 302,075,781	$ 484,960,215	$ 511,336,572	$ 419,568,070

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,015,478,352	$ 345,756,224	$ (5,516,473)	$ 340,239,751

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 27,019,804	$ 40,194,766	$ —	$ 25,328,926	$ 38,271,217	$ —

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,541,534	$ 116,846,311	$ —	$ —	$ —	$ 340,239,751

10. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect ASU 2021-01 to have a material impact on the financial statements.

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $40,194,766 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

Stocks rose in the first half of fiscal year ended December 31, 2021, as healthy economic and earnings growth and optimism around COVID-19 vaccines lifted investor sentiment. Accommodative monetary policy also supported the growth outlook. Stocks suffered downward volatility in the third quarter of 2021 as the spread of the new Delta variant led to renewed COVID-19 pandemic concerns. Supply constraints and higher input costs also fueled inflation, which pushed interest rates higher. In the fourth quarter of 2021, the identification of another highly transmissible COVID-19 variant, Omicron, contributed to market turbulence. The U.S. Federal Reserve also indicated it would accelerate the withdrawal of its monetary stimulus. The prospect of higher interest rates in 2022 spurred a market rotation away from more-speculative, high-valuation growth stocks in the fourth quarter of 2021. Against this backdrop, the Russell Midcap® Growth Index underperformed the broader mid-cap equity market for the 12-month period ended December 31, 2021.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Janus Mid-Cap Growth VP, Initial Class returned 17.30%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 12.73%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark during the fiscal year ended December 31, 2021. An underweight and stock selection in the communication services sector aided relative performance. Stock selection in financials also contributed. Stock selection in the consumer discretionary sector detracted. An underweight and stock selection in health care also dampened relative performance.

2021 saw a tug-of-war between two investing styles. On one hand, we saw a renewed focus on fundamentals that benefited the kinds of disciplined growth companies the Portfolio owns. At the same time, we saw intervals when speculative investing drove market returns, pushing valuations for some aggressive growth stocks to higher and higher levels. Despite these shifts in market behavior, we remained steadfast in our focus on high-quality, well-managed companies with valuations we believed were supported by a reasonable assessment of their earnings potential. Our selective approach helped us avoid exposure to several high-valuation mid-cap growth stocks that sold off sharply during the fourth quarter of 2021, and this aided our performance relative to the Portfolio’s benchmark index.

We were also pleased to see a number of our moderate growth investments rewarded with strong stock performance during 2021. These included technology hardware and components companies that benefited from rapid growth in end markets such as electric vehicle production and industrial automation. Shortages of semiconductors and other components have also supported favorable pricing trends for companies such as specialty chip manufacturer ON Semiconductor Corp. and KLA Corp., a supplier of inspection equipment used in the semiconductor production process. Both companies delivered strong earnings growth in 2021, while ON Semiconductor Corp. saw widening profit margins as its new management team streamlined its operations. Semiconductor shortages have also driven other industry changes, including moves toward committed capacity, long-term contracts and onshoring, as companies looked to secure their supply chains. In our view, these changes may help dampen the industry’s historical cyclicality, while further benefiting advantaged producers.

The digital payments industry is another area where we see long-term opportunity, as consumers have come to appreciate the convenience of online and mobile transactions. Our interest in this space led us to Global Payments, Inc., a provider of software solutions that enable vendors to take credit card payments. WEX, Inc., another long-term holding, issues credit cards that help companies manage fleet fuel costs. It also provides a cloud-based payments platform to support travel bookings and health savings accounts. We continued to see long-term potential for these businesses. However, both stocks declined due to investor disappointment over weaker-than-expected transaction volumes in the digital payments space, as the COVID-19 variants increased economic uncertainty. Concerns that alternative payment solutions could take market share away from traditional credit cards also pressured the stocks. In our view, these concerns were overstated. Electronic payments have continued to outgrow the broader economy, and the companies the Portfolio owns saw steady growth rates despite some business headwinds in 2021.

Brian Demain, CFA

Cody Wheaton, CFA

Co-Portfolio Managers

Janus Capital Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.4%
Repurchase Agreement	3.5
Other Investment Company	0.4
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	17.30%	19.49%	13.15%	03/01/1993
Russell Midcap® Growth Index (A)	12.73%	19.83%	16.63%
Service Class	16.99%	19.20%	12.87%	05/01/2003

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,071.50	$4.23	$1,021.10	$4.13	0.81%
Service Class	1,000.00	1,070.00	5.53	1,019.90	5.40	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 96.4%
Aerospace & Defense - 1.5%
L3 Harris Technologies, Inc.	99,830	$21,287,749

Airlines - 0.9%
Ryanair Holdings PLC, ADR (A)	122,736	12,559,575

Auto Components - 0.6%
Visteon Corp. (A)	74,789	8,312,049

Banks - 1.0%
SVB Financial Group (A)	21,460	14,555,030

Biotechnology - 2.4%
Abcam PLC, ADR (A) (B)	178,655	4,207,325
Ascendis Pharma A/S, ADR (A)	42,910	5,772,682
BioMarin Pharmaceutical, Inc. (A)	106,030	9,367,751
Neurocrine Biosciences, Inc. (A)	96,727	8,238,239
Sarepta Therapeutics, Inc. (A)	67,383	6,067,839

		33,653,836

Building Products - 0.4%
Zurn Water Solutions Corp.	156,153	5,683,969

Capital Markets - 5.1%
Cboe Global Markets, Inc.	81,420	10,617,168
Charles Schwab Corp.	79,783	6,709,750
LPL Financial Holdings, Inc.	303,053	48,515,755
MSCI, Inc.	12,731	7,800,156

		73,642,829

Commercial Services & Supplies - 1.9%
Cimpress PLC (A)	113,555	8,131,674
Ritchie Bros Auctioneers, Inc.	306,910	18,785,961

		26,917,635

Containers & Packaging - 1.0%
Sealed Air Corp.	211,511	14,270,647

Diversified Consumer Services - 1.3%
frontdoor, Inc. (A)	209,782	7,688,510
Terminix Global Holdings, Inc. (A)	246,729	11,159,553

		18,848,063

Electric Utilities - 1.5%
Alliant Energy Corp.	348,954	21,450,202

Electrical Equipment - 3.1%
Regal Rexnord Corp.	62,070	10,563,073
Sensata Technologies Holding PLC (A)	541,280	33,391,563

		43,954,636

Electronic Equipment, Instruments & Components - 6.5%
Flex Ltd. (A)	977,305	17,914,001
National Instruments Corp.	393,672	17,191,656
TE Connectivity Ltd.	229,379	37,008,008
Teledyne Technologies, Inc. (A)	48,392	21,141,981

		93,255,646

Entertainment - 1.3%
Liberty Media Corp. - Liberty Formula One, Class C (A)	303,294	19,180,313

Equity Real Estate Investment Trusts - 1.6%
Lamar Advertising Co., Class A	186,236	22,590,427

Health Care Equipment & Supplies - 8.3%
Boston Scientific Corp. (A)	758,939	32,239,729
Cooper Cos., Inc.	56,278	23,577,105
DENTSPLY SIRONA, Inc.	246,038	13,726,460
ICU Medical, Inc. (A)	64,014	15,193,083

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
STERIS PLC	60,712	$ 14,777,908
Teleflex, Inc.	58,273	19,141,515

		118,655,800

Hotels, Restaurants & Leisure - 1.6%
Aramark	324,602	11,961,584
Entain PLC (A)	448,239	10,210,994

		22,172,578

Insurance - 5.8%
Aon PLC, Class A	51,313	15,422,635
Intact Financial Corp.	215,942	28,068,448
Oscar Health, Inc., Class A (A) (B)	24,578	192,937
Ryan Specialty Group Holdings, Inc., Class A (A)	309,401	12,484,331
W.R. Berkley Corp.	330,799	27,254,530

		83,422,881

Interactive Media & Services - 0.4%
Ziff Davis, Inc. (A)	57,309	6,353,276

Internet & Direct Marketing Retail - 0.8%
Wayfair, Inc., Class A (A) (B)	61,656	11,712,790

IT Services - 10.1%
Amdocs Ltd.	315,400	23,604,536
Broadridge Financial Solutions, Inc.	152,227	27,830,140
Fidelity National Information Services, Inc.	173,028	18,886,006
Global Payments, Inc.	116,305	15,722,110
GoDaddy, Inc., Class A (A)	336,334	28,541,303
WEX, Inc. (A)	157,320	22,086,155
Wix.com Ltd. (A)	53,701	8,473,481

		145,143,731

Life Sciences Tools & Services - 3.7%
ICON PLC (A)	52,577	16,283,097
Illumina, Inc. (A)	25,226	9,596,979
PerkinElmer, Inc.	73,675	14,813,096
Waters Corp. (A)	33,903	12,632,258

		53,325,430

Machinery - 2.2%
Ingersoll Rand, Inc.	347,789	21,517,706
Westinghouse Air Brake Technologies Corp.	114,431	10,540,239

		32,057,945

Pharmaceuticals - 2.3%
Catalent, Inc. (A)	177,183	22,684,740
Elanco Animal Health, Inc. (A)	357,343	10,141,394

		32,826,134

Professional Services - 0.1%
Upwork, Inc. (A)	51,032	1,743,253

Real Estate Management & Development - 0.4%
Redfin Corp. (A) (B)	162,057	6,221,368

Road & Rail - 2.7%
JB Hunt Transport Services, Inc.	186,728	38,167,203

Semiconductors & Semiconductor Equipment - 10.3%
KLA Corp.	100,902	43,398,959
Lam Research Corp.	27,212	19,569,510
Microchip Technology, Inc.	271,218	23,612,239
NXP Semiconductors NV	61,691	14,051,976
ON Semiconductor Corp. (A)	699,354	47,500,124

		148,132,808

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Software - 11.8%
Atlassian Corp. PLC, Class A (A)	23,205	$ 8,847,835
Ceridian HCM Holding, Inc. (A)	225,107	23,514,677
Constellation Software, Inc. (B)	21,495	39,881,003
Dolby Laboratories, Inc., Class A	91,462	8,709,012
Dynatrace, Inc. (A)	162,761	9,822,626
Nice Ltd., ADR (A) (B)	110,608	33,580,589
SS&C Technologies Holdings, Inc.	492,486	40,374,002
Topicus.com, Inc. (A)	39,625	3,636,873

		168,366,617

Specialty Retail - 2.9%
Burlington Stores, Inc. (A)	38,433	11,203,604
CarMax, Inc. (A)	212,540	27,679,084
Vroom, Inc. (A) (B)	203,347	2,194,114

		41,076,802

Textiles, Apparel & Luxury Goods - 1.4%
Gildan Activewear, Inc. (B)	489,252	20,739,392

Trading Companies & Distributors - 1.5%
Ferguson PLC	120,389	21,354,929

Total Common Stocks (Cost $936,528,196)		1,381,635,543

	Shares	Value
OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	5,081,569	$ 5,081,569

Total Other Investment Company (Cost $5,081,569)		5,081,569

	Principal	Value
REPURCHASE AGREEMENT - 3.5%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2021, to be repurchased at $49,943,483 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $50,942,389.	$49,943,483	49,943,483

Total Repurchase Agreement (Cost $49,943,483)		49,943,483

Total Investments (Cost $991,553,248)		1,436,660,595
Net Other Assets (Liabilities) - (0.3)%		(4,829,742)

Net Assets - 100.0%		$1,431,830,853

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,350,069,620	$31,565,923	$—	$1,381,635,543
Other Investment Company	5,081,569	—	—	5,081,569
Repurchase Agreement	—	49,943,483	—	49,943,483

Total Investments	$1,355,151,189	$81,509,406	$—	$1,436,660,595

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $64,703,686, collateralized by cash collateral of $5,081,569 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $61,049,208. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $941,609,765) (including securities loaned of $64,703,686)	$1,386,717,112
Repurchase agreement, at value (cost $49,943,483)	49,943,483
Foreign currency, at value (cost $129,930)	131,348
Receivables and other assets:
Investments sold	1,175,415
Net income from securities lending	7,189
Shares of beneficial interest sold	78,483
Dividends	355,117
Tax reclaims	337

Total assets	1,438,408,484

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,081,569
Payables and other liabilities:
Shares of beneficial interest redeemed	229,133
Investment management fees	922,152
Distribution and service fees	56,397
Transfer agent costs	3,076
Trustees, CCO and deferred compensation fees	11,088
Audit and tax fees	21,257
Custody fees	42,262
Legal fees	5,121
Printing and shareholder reports fees	186,075
Other accrued expenses	19,501

Total liabilities	6,577,631

Net assets	$1,431,830,853

Net assets consist of:
Capital stock ($0.01 par value)	$325,444
Additional paid-in capital	837,030,922
Total distributable earnings (accumulated losses)	594,474,487

Net assets	$1,431,830,853

Net assets by class:
Initial Class	$1,160,262,885
Service Class	271,567,968

Shares outstanding:
Initial Class	26,058,321
Service Class	6,486,103

Net asset value and offering price per share:
Initial Class	$44.53
Service Class	41.87

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$10,110,673
Net income from securities lending	75,567
Withholding taxes on foreign income	(196,891)

Total investment income	9,989,349

Expenses:
Investment management fees	9,613,231
Distribution and service fees:
Service Class	657,414
Transfer agent costs	17,232
Trustees, CCO and deferred compensation fees	49,430
Audit and tax fees	33,272
Custody fees	94,565
Legal fees	70,099
Printing and shareholder reports fees	139,765
Other	52,432

Total expenses	10,727,440

Net investment income (loss)	(738,091)

Net realized gain (loss) on:
Investments	153,323,874
Foreign currency transactions	7,690

Net realized gain (loss)	153,331,564

Net change in unrealized appreciation (depreciation) on:
Investments	39,427,185
Translation of assets and liabilities denominated in foreign currencies	1,569

Net change in unrealized appreciation (depreciation)	39,428,754

Net realized and change in unrealized gain (loss)	192,760,318

Net increase (decrease) in net assets resulting from operations	$192,022,227

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$(738,091)	$100,559
Net realized gain (loss)	153,331,564	145,713,948
Net change in unrealized appreciation (depreciation)	39,428,754	20,487,836

Net increase (decrease) in net assets resulting from operations	192,022,227	166,302,343

Dividends and/or distributions to shareholders:
Initial Class	(113,893,397)	(62,283,641)
Service Class	(34,451,734)	(17,580,599)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(148,345,131)	(79,864,240)

Capital share transactions:
Proceeds from shares sold:
Initial Class	256,466,304	16,969,404
Service Class	17,872,433	37,494,177

	274,338,737	54,463,581

Dividends and/or distributions reinvested:
Initial Class	113,893,397	62,283,641
Service Class	34,451,734	17,580,599

	148,345,131	79,864,240

Cost of shares redeemed:
Initial Class	(117,592,196)	(255,908,420)
Service Class	(35,153,380)	(26,021,810)

	(152,745,576)	(281,930,230)

Net increase (decrease) in net assets resulting from capital share transactions	269,938,292	(147,602,409)

Net increase (decrease) in net assets	313,615,388	(61,164,306)

Net assets:
Beginning of year	1,118,215,465	1,179,379,771

End of year	$1,431,830,853	$1,118,215,465

Capital share transactions - shares:
Shares issued:
Initial Class	5,922,840	430,952
Service Class	418,809	1,091,906

	6,341,649	1,522,858

Shares reinvested:
Initial Class	2,661,683	1,717,222
Service Class	855,519	510,767

	3,517,202	2,227,989

Shares redeemed:
Initial Class	(2,635,122)	(6,881,421)
Service Class	(828,794)	(762,663)

	(3,463,916)	(7,644,084)

Net increase (decrease) in shares outstanding:
Initial Class	5,949,401	(4,733,247)
Service Class	445,534	840,010

	6,394,935	(3,893,237)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$43.28	$39.58	$30.58	$32.30	$25.23

Investment operations:
Net investment income (loss) (A)	(0.01)	0.02	0.03	0.06	0.03
Net realized and unrealized gain (loss)	7.25	6.95	11.04	(0.25)	7.26

Total investment operations	7.24	6.97	11.07	(0.19)	7.29

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.09)	(0.03)	(0.02)	(0.03)
Net realized gains	(5.86)	(3.18)	(2.04)	(1.51)	(0.19)

Total dividends and/or distributions to shareholders	(5.99)	(3.27)	(2.07)	(1.53)	(0.22)

Net asset value, end of year	$44.53	$43.28	$39.58	$30.58	$32.30

Total return	17.30%	19.20%	36.71%	(1.22)%	29.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,160,263	$870,326	$983,244	$810,104	$732,785
Expenses to average net assets	0.82%	0.83%	0.83%	0.83%	0.83%
Net investment income (loss) to average net assets	(0.03)%	0.06%	0.09%	0.19%	0.09%
Portfolio turnover rate	25%	15%	10%	18%	15%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$41.04	$37.71	$29.27	$31.03	$24.27

Investment operations:
Net investment income (loss) (A)	(0.07)	(0.07)	(0.06)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	6.80	6.59	10.54	(0.23)	6.99

Total investment operations	6.73	6.52	10.48	(0.25)	6.95

Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.01)	—	—	—
Net realized gains	(5.86)	(3.18)	(2.04)	(1.51)	(0.19)

Total dividends and/or distributions to shareholders	(5.90)	(3.19)	(2.04)	(1.51)	(0.19)

Net asset value, end of year	$41.87	$41.04	$37.71	$29.27	$31.03

Total return	16.99%	18.93%	36.33%	(1.46)%	28.74%

Ratio and supplemental data:
Net assets end of year (000’s)	$271,568	$247,889	$196,136	$126,054	$121,425
Expenses to average net assets	1.07%	1.08%	1.08%	1.08%	1.08%
Net investment income (loss) to average net assets	(0.16)%	(0.20)%	(0.16)%	(0.07)%	(0.16)%
Portfolio turnover rate	25%	15%	10%	18%	15%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2021, commissions recaptured are $1,050.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$5,081,569	$—	$—	$—	$5,081,569
Total Borrowings	$5,081,569	$—	$—	$—	$5,081,569

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

Medium capitalization companies risk: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.805%
Over $500 million up to $1 billion	0.770
Over $1 billion	0.750

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.88%	May 1, 2022
Service Class	1.13	May 1, 2022
Prior to May 1, 2021
Initial Class	0.90
Service Class	1.15

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 414,135,747	$ —	$ 295,915,779	$ —

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 991,956,264	$ 465,366,501	$ (20,662,170)	$ 444,704,331

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,726,814	$ 145,618,317	$ —	$ 3,241,299	$ 76,622,941	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 953,725	$ 148,814,942	$ —	$ —	$ —	$ 444,705,820

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Mid-Cap Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Janus Mid-Cap Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $145,618,317 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

MARKET ENVIRONMENT

2021 was a year of strong returns driven by robust economic growth and a powerful rebound in earnings. Following the strong market rally in 2020, global markets experienced a rollercoaster of upward rallies over the first half of 2021, supported by the success in vaccine roll outs, declining COVID-19 cases and positive economic data. After a summer of return-to-normalcy, where strong corporate earnings and optimism over the economic recovery continued to push equity markets higher, material shortages and capacity constraints began to weigh on output expansion. The emergence of the Omicron variant over the winter weighed on investor sentiment. But early data on the effectiveness of vaccines and boosters together with reports of less aggressive symptoms, helped lift investors’ confidence, and markets ended the year on strength for the third consecutive year in a row. Overall, 2021 was a solid year for financial markets as economies’ ability to adapt to the pandemic, the rollout of vaccines, the passing of additional fiscal stimulus and easy monetary policy all supported strong developed market equity and commodity performance.

Global Equity markets were up 22.35% for 2021, as measured by the MSCI World Index. In the U.S., the S&P 500® Index was up 28.71%. This strong performance was primarily driven by unprecedented gains among the largest tech stocks in the index. In contrast to 2020, small cap U.S. equities as measured by the Russell 2000® Index trailed large cap with a 14.82% return in 2021. Outside the U.S., equities in developed markets had another strong year with returns of 11.78% as measured by the MSCI EAFE Index. Emerging market equities, on the other hand, contracted -2.22% in 2021 (MSCI Emerging Markets Index) following a correction in the Chinese stock market in the second half of the year and continued lockdown measures throughout the region.

Global fixed income markets were broadly down in 2021. U.S. core fixed income markets declined -1.54% according to the Bloomberg U.S. Aggregate Bond Index as long-term interest rates ended the year higher. Broadly speaking, longer dated Treasuries underperformed those with shorter maturities. The yields on the 10-year and 30-year U.S. Treasuries increased 60 basis points (“bps”) and 28 bps, respectively, while long credit spreads compressed -12 bps for the year. The Bloomberg US High Yield Index returned 5.28%, and the Bloomberg US Investment Grade Corporate Index was down -1.04%. The Bloomberg Emerging Markets Debt Index was down -1.65% in dollar terms.

PERFORMANCE

For the year ended December 31, 2021, Transamerica JPMorgan Asset Allocation – Conservative VP, Initial Class returned 5.90%. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Wilshire 5000 Total Market IndexSM, returned -1.54% and 24.52%, respectively.

STRATEGY REVIEW

Security selection and strategic asset allocation contributed positively during the Portfolio’s fiscal year ended December 31, 2021. The Risk Management Framework (“RMF”), which aims to reduce downside volatility, was active during the year, primarily in the first quarter and had a negative impact on performance during the year as de-risking meant the Portfolio was underweight risk assets during some of the equity rally. Tactical asset allocation also detracted.

The portfolio managers continued to reflect economic optimism by maintaining a risk-on tilt within the Portfolio during the fiscal year; the strong earnings outlook and gradual increase in yields led to a preference for equities and credit to bonds. Within equities, developed markets were favored over emerging markets due to superior vaccine roll outs and a strengthening U.S. dollar acting as a headwind for emerging markets. The Portfolio continued to lean into more quality-oriented regions by diversifying exposure into U.S. equities, given the belief markets would focus more on earnings delivery as we moved through the middle of the economic cycle.

The Portfolio began 2021 with the RMF suggesting de-risking based on the volatility monitor. The Portfolio came into 2021 with approximately 38% of the Portfolio in equities. By June 30, this peaked near 46%, and by year end, the Portfolio was 44% equities. By fiscal year end, the RMF momentum signaled de-risking in emerging markets equity and debt.

Underlying fund performance positively contributed to performance during the fiscal year. Underlying fund outperformance was led by Transamerica T. Rowe Price Small Cap VP and Transamerica Large Cap Value, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as Transamerica Morgan Stanley Capital Growth VP and Transamerica WMC US Growth VP.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	30.0%
U.S. Fixed Income Funds	27.8
International Equity Funds	14.0
International Alternative Fund	10.7
U.S. Mixed Allocation Fund	9.5
U.S. Alternative Fund	5.8
U.S. Government Obligations	1.7
Repurchase Agreement	0.4
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	5.90%	7.81%	6.02%	05/01/2002
Bloomberg US Aggregate Bond Index (A)	(1.54)%	3.57%	2.90%
Wilshire 5000 Total Market IndexSM (B)	24.52%	17.82%	16.14%
Service Class	5.63%	7.53%	5.75%	05/01/2003

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,011.60	$0.76	$1,024.40	$0.77	0.15%
Service Class	1,000.00	1,010.10	2.03	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 97.8%
International Alternative Fund - 10.7%
Transamerica Unconstrained Bond (A)	14,125,904	$136,173,712

International Equity Funds - 14.0%
Transamerica Emerging Markets Opportunities (A)	6,323,228	64,307,233
Transamerica International Equity (A)	2,220,687	46,923,120
Transamerica International Growth Fund (A)	4,836,885	46,917,788
Transamerica International Small Cap Value (A)	1,224,903	19,071,735

		177,219,876

U.S. Alternative Fund - 5.8%
Transamerica BlackRock Global Real Estate Securities VP (A)	5,554,219	73,149,068

U.S. Equity Funds - 30.0%
Transamerica Janus Mid-Cap Growth VP (A)	772,327	34,391,714
Transamerica JPMorgan Enhanced Index VP (A)	1,388,961	38,432,563
Transamerica JPMorgan Mid Cap Value VP (A)	715,803	14,129,953
Transamerica Large Cap Value (A)	8,901,557	125,868,020
Transamerica Mid Cap Growth (A)	1,413,743	14,278,806
Transamerica Mid Cap Value Opportunities (A)	558,704	6,642,994
Transamerica Morgan Stanley Capital Growth VP (A)	2,072,675	60,584,290
Transamerica Small Cap Value (A)	3,785,489	28,126,187
Transamerica T. Rowe Price Small Cap VP (A)	12,147	230,918
Transamerica WMC US Growth VP (A)	1,249,579	56,805,879

		379,491,324

U.S. Fixed Income Funds - 27.8%
Transamerica Core Bond (A)	13,203,784	130,981,533
Transamerica Floating Rate (A)	2,797,585	26,549,077
Transamerica High Yield Bond (A)	4,753,235	43,967,425

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica Intermediate Bond (A)	14,474,645	$ 147,062,390
Transamerica Short-Term Bond (A)	422,749	4,269,770

		352,830,195

U.S. Mixed Allocation Fund - 9.5%
Transamerica PIMCO Total Return VP (A)	10,811,249	119,788,644

Total Investment Companies (Cost $1,191,744,249)		1,238,652,819

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 1.7%
U.S. Treasury - 1.7%
U.S. Treasury Note
0.13%, 01/31/2023 (B)	$94,000	93,677
1.38%, 01/31/2022 (B)	21,857,700	21,879,479

Total U.S. Government Obligations (Cost $21,974,814)		21,973,156

REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2021, to be repurchased at $4,791,385 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $4,887,214.	4,791,385	4,791,385

Total Repurchase Agreement (Cost $4,791,385)		4,791,385

Total Investments (Cost $1,218,510,448)		1,265,417,360
Net Other Assets (Liabilities) - 0.1%		1,284,540

Net Assets - 100.0%		$1,266,701,900

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bond	101	03/22/2022	$16,024,608	$16,204,188	$179,580	$—
CAD Currency	121	03/15/2022	9,579,177	9,565,050	—	(14,127)
EURO STOXX 50® Index	955	03/18/2022	44,981,383	46,616,578	1,635,195	—
S&P 500® E-Mini Index	43	03/18/2022	10,147,537	10,230,775	83,238	—
S&P/TSX 60 Index	226	03/17/2022	44,648,381	45,769,936	1,121,555	—
U.S. Treasury Ultra Bond	315	03/22/2022	61,917,880	62,094,375	176,495	—

Total					$3,196,063	$(14,127)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(852)	03/31/2022	$(102,759,611)	$(103,072,032)	$—	$(312,421)
10-Year Canada Government Bond	(350)	03/22/2022	(38,703,494)	(39,461,639)	—	(758,145)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FUTURES CONTRACTS (continued):

Short Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
DJ U.S. Real Estate Index	(850)	03/18/2022	$(36,820,045)	$(38,454,000)	$—	$(1,633,955)
EUR Currency	(89)	03/14/2022	(12,583,412)	(12,685,281)	—	(101,869)
MSCI EAFE Index	(491)	03/18/2022	(55,351,089)	(57,000,190)	—	(1,649,101)
MSCI Emerging Markets Index	(1,292)	03/18/2022	(78,219,536)	(79,218,980)	—	(999,444)

Total					$—	$(5,454,935)

Total Futures Contracts					$3,196,063	$(5,469,062)

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,238,652,819	$—	$—	$1,238,652,819
U.S. Government Obligations	—	21,973,156	—	21,973,156
Repurchase Agreement	—	4,791,385	—	4,791,385

Total Investments	$1,238,652,819	$26,764,541	$—	$1,265,417,360

Other Financial Instruments
Futures Contracts (E)	$3,196,063	$—	$—	$3,196,063

Total Other Financial Instruments	$3,196,063	$—	$—	$3,196,063

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(5,469,062)	$—	$—	$(5,469,062)

Total Other Financial Instruments	$(5,469,062)	$—	$—	$(5,469,062)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$—	$70,801,838	$—	$—	$2,347,230	$73,149,068	5,554,219	$1,315,097	$—
Transamerica Core Bond	131,888,740	3,872,002	—	—	(4,779,209)	130,981,533	13,203,784	3,298,720	573,282
Transamerica Emerging Markets Opportunities	44,693,597	33,616,322	(6,126,937)	1,505,072	(9,380,821)	64,307,233	6,323,228	4,997,030	1,688,292
Transamerica Floating Rate	—	26,603,069	—	—	(53,992)	26,549,077	2,797,585	248,469	—
Transamerica High Yield Bond	60,140,928	2,600,109	(19,609,800)	(65,757)	901,945	43,967,425	4,753,235	2,600,109	—
Transamerica Intermediate Bond	234,561,246	5,338,761	(84,094,720)	(658,891)	(8,084,006)	147,062,390	14,474,645	2,979,411	2,359,350

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica International Equity	$54,884,500	$1,644,568	$(14,912,573)	$3,014,950	$2,291,675	$46,923,120	2,220,687	$1,644,568	$—
Transamerica International Focus	67,697,194	2,716,464	(27,640,058)	7,677,616	(3,533,428)	46,917,788	4,836,885	1,359,824	1,356,640
Transamerica International Small Cap Value	13,848,965	4,391,165	—	—	831,605	19,071,735	1,224,903	502,844	205,120
Transamerica Janus Mid-Cap Growth VP	—	33,806,710	—	—	585,004	34,391,714	772,327	18,713	845,310
Transamerica JPMorgan Enhanced Index VP	29,256,095	15,028,508	(10,401,748)	2,047,359	2,502,349	38,432,563	1,388,961	406,082	4,687,144
Transamerica JPMorgan Mid Cap Value VP	—	12,827,032	—	—	1,302,921	14,129,953	715,803	64,015	121,872
Transamerica Large Cap Value	62,817,405	74,148,632	(37,613,849)	9,831,762	16,684,070	125,868,020	8,901,557	3,054,317	—
Transamerica Mid Cap Growth	21,320,040	4,268,180	(7,990,066)	1,251,097	(4,570,445)	14,278,806	1,413,743	1,481,572	2,786,608
Transamerica Mid Cap Value Opportunities	37,163,948	1,449,675	(37,291,413)	9,431,200	(4,110,416)	6,642,994	558,704	569,344	880,331
Transamerica Morgan Stanley Capital Growth VP	51,336,730	42,639,721	(15,697,742)	6,845,031	(24,539,450)	60,584,290	2,072,675	8,418,408	10,790,108
Transamerica PIMCO Total Return VP	160,452,024	10,678,669	(39,205,680)	(109,072)	(12,027,297)	119,788,644	10,811,249	8,446,277	2,232,392
Transamerica Short-Term Bond	4,253,059	67,238	—	—	(50,527)	4,269,770	422,749	67,238	—
Transamerica Small Cap Value	79,281,999	12,134,838	(69,947,953)	23,651,407	(16,994,104)	28,126,187	3,785,489	8,310,638	3,824,200
Transamerica T. Rowe Price Small Cap VP	30,780,537	1,380,669	(32,678,044)	7,919,786	(7,172,030)	230,918	12,147	91,778	1,288,891
Transamerica Unconstrained Bond	215,771,973	12,885,786	(83,787,255)	2,508,831	(11,205,623)	136,173,712	14,125,904	10,034,917	2,850,869
Transamerica WMC US Growth VP	27,661,333	39,115,198	(12,757,671)	2,458,618	328,401	56,805,879	1,249,579	579,322	7,693,669

Total	$1,327,810,313	$412,015,154	$(499,755,509)	$77,309,009	$(78,726,148)	$1,238,652,819	101,620,058	$60,488,693	$44,184,078

(B)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $19,758,084.
(C)	Rate disclosed reflects the yield at December 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

DJ	Dow Jones
EAFE	Europe, Australasia and Far East
STOXX	Deutsche Börse Group & SIX Group Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Affiliated investments, at value (cost $1,191,744,249)	$1,238,652,819
Unaffiliated investments, at value (cost $21,974,814)	21,973,156
Repurchase agreement, at value (cost $4,791,385)	4,791,385
Receivables and other assets:
Shares of beneficial interest sold	244,991
Dividends	605,042
Interest	125,820
Variation margin receivable on futures contracts	2,124,029

Total assets	1,268,517,242

Liabilities:
Payables and other liabilities:
Investments purchased	605,042
Shares of beneficial interest redeemed	706,337
Investment management fees	131,596
Distribution and service fees	220,358
Transfer agent costs	2,847
Trustees, CCO and deferred compensation fees	13,943
Audit and tax fees	20,178
Custody fees	15,770
Legal fees	6,536
Printing and shareholder reports fees	71,434
Other accrued expenses	21,301

Total liabilities	1,815,342

Net assets	$1,266,701,900

Net assets consist of:
Capital stock ($0.01 par value)	$1,113,849
Additional paid-in capital	1,066,901,308
Total distributable earnings (accumulated losses)	198,686,743

Net assets	$1,266,701,900

Net assets by class:
Initial Class	$227,523,537
Service Class	1,039,178,363

Shares outstanding:
Initial Class	19,784,123
Service Class	91,600,804

Net asset value and offering price per share:
Initial Class	$11.50
Service Class	11.34

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from affiliated investments	$60,488,693
Interest income from unaffiliated investments	62,146

Total investment income	60,550,839

Expenses:
Investment management fees	1,636,154
Distribution and service fees:
Service Class	2,718,116
Transfer agent costs	18,211
Trustees, CCO and deferred compensation fees	53,139
Audit and tax fees	30,543
Custody fees	50,338
Legal fees	77,458
Printing and shareholder reports fees	58,241
Other	75,571

Total expenses	4,717,771

Net investment income (loss)	55,833,068

Net realized gain (loss) on:
Affiliated investments	77,309,009
Unaffiliated investments	102,377
Capital gain distributions received from affiliated investment companies	44,184,078
Futures contracts	(19,637,852)

Net realized gain (loss)	101,957,612

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(78,726,148)
Unaffiliated investments	143,987
Futures contracts	(4,123,748)
Translation of assets and liabilities denominated in foreign currencies	(12,440)

Net change in unrealized appreciation (depreciation)	(82,718,349)

Net realized and change in unrealized gain (loss)	19,239,263

Net increase (decrease) in net assets resulting from operations	$75,072,331

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$55,833,068	$29,781,551
Net realized gain (loss)	101,957,612	24,914,249
Net change in unrealized appreciation (depreciation)	(82,718,349)	84,233,608

Net increase (decrease) in net assets resulting from operations	75,072,331	138,929,408

Dividends and/or distributions to shareholders:
Initial Class	(10,038,188)	(11,881,346)
Service Class	(40,497,010)	(50,230,464)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(50,535,198)	(62,111,810)

Capital share transactions:
Proceeds from shares sold:
Initial Class	22,410,526	28,610,109
Service Class	17,481,387	21,917,768

	39,891,913	50,527,877

Dividends and/or distributions reinvested:
Initial Class	10,038,188	11,881,346
Service Class	40,497,010	50,230,464

	50,535,198	62,111,810

Cost of shares redeemed:
Initial Class	(62,266,642)	(42,167,257)
Service Class	(144,873,677)	(146,801,137)

	(207,140,319)	(188,968,394)

Net increase (decrease) in net assets resulting from capital share transactions	(116,713,208)	(76,328,707)

Net increase (decrease) in net assets	(92,176,075)	488,891

Net assets:
Beginning of year	1,358,877,975	1,358,389,084

End of year	$1,266,701,900	$1,358,877,975

Capital share transactions - shares:
Shares issued:
Initial Class	1,933,096	2,770,328
Service Class	1,539,621	2,186,970

	3,472,717	4,957,298

Shares reinvested:
Initial Class	872,128	1,134,799
Service Class	3,561,742	4,857,879

	4,433,870	5,992,678

Shares redeemed:
Initial Class	(5,395,941)	(3,982,830)
Service Class	(12,695,225)	(14,183,458)

	(18,091,166)	(18,166,288)

Net increase (decrease) in shares outstanding:
Initial Class	(2,590,717)	(77,703)
Service Class	(7,593,862)	(7,138,609)

	(10,184,579)	(7,216,312)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$11.30	$10.66	$9.97	$11.06		$10.18

Investment operations:
Net investment income (loss) (A)	0.50	0.27	0.25	0.26		0.19
Net realized and unrealized gain (loss)	0.16	0.91	1.12	(0.69)		1.09

Total investment operations	0.66	1.18	1.37	(0.43)		1.28

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.27)	(0.28)	(0.20)		(0.23)
Net realized gains	(0.18)	(0.27)	(0.40)	(0.46)		(0.17)

Total dividends and/or distributions to shareholders	(0.46)	(0.54)	(0.68)	(0.66)		(0.40)

Net asset value, end of year	$11.50	$11.30	$10.66	$9.97		$11.06

Total return	5.90%	11.47%	13.90%	(3.98)%		12.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$227,524	$252,776	$239,261	$224,325		$270,096
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.15%	0.15%	0.15%	0.15%		0.15%
Including waiver and/or reimbursement and recapture	0.15%	0.15%	0.15%	0.15	%(C)	0.15	%(C)
Net investment income (loss) to average net assets	4.36%	2.52%	2.39%	2.45%		1.77%
Portfolio turnover rate	25%	30%	9%	12%		7%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$11.15	$10.52	$9.85	$10.94		$10.07

Investment operations:
Net investment income (loss) (A)	0.47	0.23	0.22	0.23		0.16
Net realized and unrealized gain (loss)	0.16	0.91	1.10	(0.69)		1.08

Total investment operations	0.63	1.14	1.32	(0.46)		1.24

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.24)	(0.25)	(0.17)		(0.20)
Net realized gains	(0.18)	(0.27)	(0.40)	(0.46)		(0.17)

Total dividends and/or distributions to shareholders	(0.44)	(0.51)	(0.65)	(0.63)		(0.37)

Net asset value, end of year	$11.34	$11.15	$10.52	$9.85		$10.94

Total return	5.63%	11.25%	13.55%	(4.28)%		12.56%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,039,178	$1,106,102	$1,119,128	$1,033,425		$1,204,363
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.40%	0.40%	0.40%	0.40%		0.40%
Including waiver and/or reimbursement and recapture	0.40%	0.40%	0.40%	0.40	%(C)	0.40	%(C)
Net investment income (loss) to average net assets	4.14%	2.25%	2.13%	2.20%		1.53%
Portfolio turnover rate	25%	30%	9%	12%		7%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$356,075	$—	$2,839,988	$—	$—	$3,196,063
Total	$356,075	$—	$2,839,988	$—	$—	$3,196,063

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(1,070,566)	$(115,996)	$(4,282,500)	$—	$—	$(5,469,062)
Total	$(1,070,566)	$(115,996)	$(4,282,500)	$—	$—	$(5,469,062)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(6,663,041)	$(2,036,175)	$(10,938,636)	$—	$—	$(19,637,852)
Total	$(6,663,041)	$(2,036,175)	$(10,938,636)	$—	$—	$(19,637,852)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$172,554	$(338,011)	$(3,958,291)	$—	$—	$(4,123,748)
Total	$172,554	$(338,011)	$(3,958,291)	$—	$—	$(4,123,748)

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts — long	$265,497,401
Average notional value of contracts — short	(190,156,466)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Fixed-income securities risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2022
Service Class	0.50	May 1, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 307,937,008	$ 20,895,176	$ 500,044,535	$ 37,570,071

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,220,064,413	$ 67,773,860	$ (22,057,502)	$ 45,716,358

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 29,781,446	$ 20,753,752	$ —	$ 29,937,910	$ 32,173,900	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 74,500,526	$ 78,471,578	$ —	$ —	$ —	$ 45,714,639

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $20,753,752 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 5,305,738	$ 321,091

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

2021 was a year of strong returns driven by robust economic growth and a powerful rebound in earnings. Following the strong market rally in 2020, global markets experienced a rollercoaster of upward rallies over the first half of 2021, supported by the success in vaccine roll outs, declining COVID-19 cases and positive economic data. After a summer of return-to-normalcy, where strong corporate earnings and optimism over the economic recovery continued to push equity markets higher, material shortages and capacity constraints began to weigh on output expansion. The emergence of the Omicron variant over the winter weighed on investor sentiment. But early data on the effectiveness of vaccines and boosters together with reports of less aggressive symptoms, helped lift investors’ confidence, and markets ended the year on strength for the third consecutive year in a row. Overall, 2021 was a solid year for financial markets as economies’ ability to adapt to the pandemic, the rollout of vaccines, the passing of additional fiscal stimulus and easy monetary policy all supported strong developed market equity and commodity performance.

Global Equity markets were up 22.35% for 2021, as measured by the MSCI World Index. In the U.S., the S&P 500® Index was up 28.71%. This strong performance was primarily driven by unprecedented gains among the largest tech stocks in the index. In contrast to 2020, small cap U.S. equities as measured by the Russell 2000® Index trailed large cap with a 14.82% return in 2021. Outside the U.S., equities in developed markets had another strong year with returns of 11.78% as measured by the MSCI EAFE Index. Emerging market equities, on the other hand, contracted -2.22% in 2021 (MSCI Emerging Markets Index) following a correction in the Chinese stock market in the second half of the year and continued lockdown measures throughout the region.

Global fixed income markets were broadly down in 2021. U.S. core fixed income markets declined -1.54% according to the Bloomberg U.S. Aggregate Bond Index as long-term interest rates ended the year higher. Broadly speaking, longer dated Treasuries underperformed those with shorter maturities. The yields on the 10-year and 30-year U.S. Treasuries increased 60 basis points (“bps”) and 28 bps, respectively, while long credit spreads compressed -12 bps for the year. The Bloomberg US High Yield Index returned 5.28%, and the Bloomberg US Investment Grade Corporate Index was down -1.04%. The Bloomberg Emerging Markets Debt Index was down -1.65% in dollar terms.

PERFORMANCE

For the year ended December 31, 2021, Transamerica JPMorgan Asset Allocation – Growth VP, Initial Class returned 19.64%. By comparison, its benchmark, the Wilshire 5000 Total Market IndexSM, returned 24.52%.

STRATEGY REVIEW

Security selection and strategic asset allocation contributed positively during the Portfolio’s fiscal year ended December 31, 2021. Tactical allocation decisions had no material impact in the fiscal year.

The Portfolio came into 2021 with approximately 102% of the Portfolio in equities, offset by futures exposures. By midyear, this peaked near 112%, and by year-end, the Portfolio was about 109% equities. Most of the addition to equities during 2021 went toward allocations to non-U.S. developed markets. Allocations to emerging markets decreased over the second half of the year.

Underlying fund performance positively contributed to performance during the fiscal year. Underlying fund outperformance was led by Transamerica Large Cap Value, which meaningfully outperformed its benchmark. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as Transamerica Morgan Stanley Capital Growth VP and Transamerica WMC US Growth VP.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Jeff Geller, CFA

Michael Feser, CFA

Graco Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	61.4%
International Equity Funds	29.8
U.S. Alternative Fund	5.6
U.S. Government Obligations	2.3
Repurchase Agreement	0.8
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	19.64%	16.01%	12.36%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	24.52%	17.82%	16.14%
Service Class	19.35%	15.71%	12.08%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,044.10	$0.77	$1,024.40	$0.77	0.15%
Service Class	1,000.00	1,042.60	2.06	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 96.8%
International Equity Funds - 29.8%
Transamerica Emerging Markets Opportunities (A)	10,287,179	$104,620,614
Transamerica International Equity (A)	4,930,488	104,181,207
Transamerica International Growth Fund (A)	11,446,419	111,030,261
Transamerica International Small Cap Value (A)	2,714,008	42,257,099

		362,089,181

U.S. Alternative Fund - 5.6%
Transamerica BlackRock Global Real Estate Securities VP (A)	5,201,569	68,504,660

U.S. Equity Funds - 61.4%
Transamerica Janus Mid-Cap Growth VP (A)	985,369	43,878,471
Transamerica JPMorgan Enhanced Index VP (A)	4,602,671	127,355,916
Transamerica JPMorgan Mid Cap Value VP (A)	1,266,457	24,999,862
Transamerica Large Cap Value (A)	15,141,856	214,105,845
Transamerica Mid Cap Growth (A)	2,985,176	30,150,273
Transamerica Mid Cap Value Opportunities (A)	2,227,620	26,486,396
Transamerica Morgan Stanley Capital Growth VP (A)	2,995,796	87,567,123
Transamerica Small Cap Value (A)	6,867,386	51,024,675
Transamerica T. Rowe Price Small Cap VP (A)	1,348,758	25,639,893
Transamerica WMC US Growth VP (A)	2,544,858	115,689,255

		746,897,709

Total Investment Companies (Cost $1,032,096,287)		1,177,491,550

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 2.3%
U.S. Treasury - 2.3%
U.S. Treasury Note
0.13%, 01/31/2023 (B)	$ 161,000	$ 160,447
1.38%, 01/31/2022 (B)	27,639,000	27,666,539

Total U.S. Government Obligations (Cost $27,828,514)		27,826,986

REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2021, to be repurchased at $9,937,380 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $10,136,175.	9,937,380	9,937,380

Total Repurchase Agreement (Cost $9,937,380)		9,937,380

Total Investments (Cost $1,069,862,181)		1,215,255,916
Net Other Assets (Liabilities) - 0.1%		1,006,250

Net Assets - 100.0%		$1,216,262,166

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
CAD Currency	343	03/15/2022	$27,154,194	$27,114,150	$—	$(40,044)
EURO STOXX 50® Index	895	03/18/2022	42,155,327	43,687,788	1,532,461	—
S&P 500® E-Mini Index	826	03/18/2022	192,424,487	196,526,050	4,101,563	—
S&P/TSX 60 Index	362	03/17/2022	71,516,434	73,312,906	1,796,472	—

Total					$7,430,496	$(40,044)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
DJ U.S. Real Estate Index	(796)	03/18/2022	$(34,480,889)	$(36,011,040)	$—	$(1,530,151)
EUR Currency	(83)	03/14/2022	(11,735,093)	(11,830,094)	—	(95,001)
MSCI EAFE Index	(364)	03/18/2022	(41,046,626)	(42,256,760)	—	(1,210,134)
MSCI Emerging Markets Index	(1,421)	03/18/2022	(85,958,349)	(87,128,615)	—	(1,170,266)

Total					$—	$(4,005,552)

Total Futures Contracts					$7,430,496	$(4,045,596)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,177,491,550	$—	$—	$1,177,491,550
U.S. Government Obligations	—	27,826,986	—	27,826,986
Repurchase Agreement	—	9,937,380	—	9,937,380

Total	$1,177,491,550	$37,764,366	$—	$1,215,255,916

Other Financial Instruments
Futures Contracts (E)	$7,430,496	$—	$—	$7,430,496

Total Other Financial Instruments	$7,430,496	$—	$—	$7,430,496

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(4,045,596)	$—	$—	$(4,045,596)

Total Other Financial Instruments	$(4,045,596)	$—	$—	$(4,045,596)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$44,672,104	$32,415,079	$(18,887,000)	$2,591,339	$7,713,138	$68,504,660	5,201,569	$2,023,249	$—
Transamerica Emerging Markets Opportunities	105,328,972	16,523,364	(3,685,325)	840,352	(14,386,749)	104,620,614	10,287,179	8,129,603	2,746,661
Transamerica International Equity	117,708,540	3,651,357	(28,982,911)	6,358,141	5,446,080	104,181,207	4,930,488	3,651,357	—
Transamerica International Focus	145,769,135	6,428,472	(50,163,555)	13,509,494	(4,513,285)	111,030,261	11,446,419	3,218,004	3,210,468
Transamerica International Small Cap Value	29,455,819	11,187,630	—	—	1,613,650	42,257,099	2,714,008	1,114,148	454,482
Transamerica Janus Mid-Cap Growth VP	18,397,242	26,086,100	(1,790,199)	369,104	816,224	43,878,471	985,369	60,694	2,741,623
Transamerica JPMorgan Enhanced Index VP	57,675,366	64,033,858	(6,289,110)	1,488,300	10,447,502	127,355,916	4,602,671	872,092	10,066,016
Transamerica JPMorgan Mid Cap Value VP	2,513,497	21,773,448	(1,790,199)	284,202	2,218,914	24,999,862	1,266,457	174,322	331,873
Transamerica Large Cap Value	147,548,190	45,159,081	(22,839,169)	3,697,862	40,539,881	214,105,845	15,141,856	5,096,308	—
Transamerica Mid Cap Growth	34,743,368	16,255,233	(12,766,440)	3,034,804	(11,116,692)	30,150,273	2,985,176	3,128,399	5,884,034
Transamerica Mid Cap Value Opportunities	26,634,190	7,345,444	(8,144,900)	2,104,169	(1,452,507)	26,486,396	2,227,620	2,270,038	3,509,985
Transamerica Morgan Stanley Capital Growth VP	116,203,272	44,670,179	(46,702,988)	13,204,240	(39,807,580)	87,567,123	2,995,796	14,314,896	18,347,795
Transamerica Small Cap Value	99,102,840	22,014,224	(72,466,239)	25,317,581	(22,943,731)	51,024,675	6,867,386	15,076,613	6,937,611
Transamerica Small Company Growth Liquidating Trust	2,158	—	—	(30,750)	28,592	—	—	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica T. Rowe Price Small Cap VP	$34,911,559	$13,501,879	$(24,192,007)	$8,564,200	$(7,145,738)	$25,639,893	1,348,758	$83,441	$1,171,818
Transamerica WMC US Growth VP	97,461,802	33,274,110	(20,041,185)	8,979,659	(3,985,131)	115,689,255	2,544,858	951,866	12,641,244

Total	$1,078,128,054	$364,319,458	$(318,741,227)	$90,312,697	$(36,527,432)	$1,177,491,550	75,545,610	$60,165,030	$68,043,610

(B)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $27,581,875.
(C)	Rate disclosed reflects the yield at December 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

DJ	Dow Jones
EAFE	Europe, Australasia and Far East
STOXX	Deutsche Börse Group & SIX Group Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Affiliated investments, at value (cost $1,032,096,287)	$1,177,491,550
Unaffiliated investments, at value (cost $27,828,514)	27,826,986
Repurchase agreement, at value (cost $9,937,380)	9,937,380
Receivables and other assets:
Shares of beneficial interest sold	119,903
Interest	159,121
Variation margin receivable on futures contracts	1,320,483

Total assets	1,216,855,423

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	242,916
Investment management fees	124,402
Distribution and service fees	73,958
Transfer agent costs	2,663
Trustees, CCO and deferred compensation fees	11,495
Audit and tax fees	19,642
Custody fees	13,248
Legal fees	5,893
Printing and shareholder reports fees	78,893
Other accrued expenses	20,147

Total liabilities	593,257

Net assets	$1,216,262,166

Net assets consist of:
Capital stock ($0.01 par value)	$777,760
Additional paid-in capital	816,615,364
Total distributable earnings (accumulated losses)	398,869,042

Net assets	$1,216,262,166

Net assets by class:
Initial Class	$862,524,830
Service Class	353,737,336

Shares outstanding:
Initial Class	54,949,132
Service Class	22,826,888

Net asset value and offering price per share:
Initial Class	$15.70
Service Class	15.50

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from affiliated investments	$60,165,030
Interest income from unaffiliated investments	57,975

Total investment income	60,223,005

Expenses:
Investment management fees	1,520,956
Distribution and service fees:
Service Class	886,083
Transfer agent costs	17,059
Trustees, CCO and deferred compensation fees	49,485
Audit and tax fees	29,992
Custody fees	52,189
Legal fees	72,485
Printing and shareholder reports fees	62,531
Other	75,026

Total expenses	2,765,806

Net investment income (loss)	57,457,199

Net realized gain (loss) on:
Affiliated investments	90,312,697
Unaffiliated investments	(404,368)
Capital gain distributions received from affiliated investment companies	68,043,610
Futures contracts	41,502,752

Net realized gain (loss)	199,454,691

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(36,527,432)
Unaffiliated investments	432,618
Futures contracts	(1,952,654)
Translation of assets and liabilities denominated in foreign currencies	(27,335)

Net change in unrealized appreciation (depreciation)	(38,074,803)

Net realized and change in unrealized gain (loss)	161,379,888

Net increase (decrease) in net assets resulting from operations	$218,837,087

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$57,457,199	$20,198,013
Net realized gain (loss)	199,454,691	77,514,291
Net change in unrealized appreciation (depreciation)	(38,074,803)	131,414,252

Net increase (decrease) in net assets resulting from operations	218,837,087	229,126,556

Dividends and/or distributions to shareholders:
Initial Class	(69,216,574)	(66,650,699)
Service Class	(26,864,714)	(26,445,566)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(96,081,288)	(93,096,265)

Capital share transactions:
Proceeds from shares sold:
Initial Class	18,853,327	19,241,074
Service Class	13,762,540	31,097,727

	32,615,867	50,338,801

Dividends and/or distributions reinvested:
Initial Class	69,216,574	66,650,699
Service Class	26,864,714	26,445,566

	96,081,288	93,096,265

Cost of shares redeemed:
Initial Class	(143,833,350)	(73,885,677)
Service Class	(52,639,786)	(50,527,062)

	(196,473,136)	(124,412,739)

Net increase (decrease) in net assets resulting from capital share transactions	(67,775,981)	19,022,327

Net increase (decrease) in net assets	54,979,818	155,052,618

Net assets:
Beginning of year	1,161,282,348	1,006,229,730

End of year	$1,216,262,166	$1,161,282,348

Capital share transactions - shares:
Shares issued:
Initial Class	1,200,437	1,639,098
Service Class	901,893	2,828,171

	2,102,330	4,467,269

Shares reinvested:
Initial Class	4,518,053	5,577,464
Service Class	1,775,592	2,235,466

	6,293,645	7,812,930

Shares redeemed:
Initial Class	(9,292,975)	(6,215,261)
Service Class	(3,423,850)	(4,417,919)

	(12,716,825)	(10,633,180)

Net increase (decrease) in shares outstanding:
Initial Class	(3,574,485)	1,001,301
Service Class	(746,365)	645,718

	(4,320,850)	1,647,019

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$14.19	$12.54	$11.19	$13.63		$11.35

Investment operations:
Net investment income (loss) (A)	0.73	0.26	0.21	0.22		0.24
Net realized and unrealized gain (loss)	2.03	2.61	2.54	(1.49)		2.51

Total investment operations	2.76	2.87	2.75	(1.27)		2.75

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.21)	(0.22)	(0.26)		(0.19)
Net realized gains	(0.98)	(1.01)	(1.18)	(0.91)		(0.28)

Total dividends and/or distributions to shareholders	(1.25)	(1.22)	(1.40)	(1.17)		(0.47)

Net asset value, end of year	$15.70	$14.19	$12.54	$11.19		$13.63

Total return	19.64%	24.74%	26.05%	(10.39)%		24.63%

Ratio and supplemental data:
Net assets end of year (000’s)	$862,525	$830,510	$721,535	$614,229		$749,311
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.15%	0.16%	0.15%	0.15%		0.15%
Including waiver and/or reimbursement and recapture	0.15%	0.16%	0.15%	0.15	%(C)	0.15	%(C)
Net investment income (loss) to average net assets	4.68%	2.17%	1.74%	1.63%		1.94%
Portfolio turnover rate	22%	49%	12%	24%		8%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$14.03	$12.42	$11.09	$13.52	$11.26

Investment operations:
Net investment income (loss) (A)	0.69	0.23	0.18	0.18	0.21
Net realized and unrealized gain (loss)	2.00	2.58	2.52	(1.47)	2.49

Total investment operations	2.69	2.81	2.70	(1.29)	2.70

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.19)	(0.19)	(0.23)	(0.16)
Net realized gains	(0.98)	(1.01)	(1.18)	(0.91)	(0.28)

Total dividends and/or distributions to shareholders	(1.22)	(1.20)	(1.37)	(1.14)	(0.44)

Net asset value, end of year	$15.50	$14.03	$12.42	$11.09	$13.52

Total return	19.35%	24.36%	25.86%	(10.70)%	24.37%

Ratio and supplemental data:
Net assets end of year (000’s)	$353,737	$330,772	$284,695	$232,319	$296,800
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.40%	0.41%	0.40%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.40%	0.41%	0.40%	0.40%	0.40	%(C)
Net investment income (loss) to average net assets	4.49%	1.93%	1.50%	1.37%	1.69%
Portfolio turnover rate	22%	49%	12%	24%	8%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation—Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$7,430,496	$—	$—	$7,430,496
Total	$—	$—	$7,430,496	$—	$—	$7,430,496

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$(135,045)	$(3,910,551)	$—	$—	$(4,045,596)
Total	$—	$(135,045)	$(3,910,551)	$—	$—	$(4,045,596)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(1,871,057)	$43,373,809	$—	$—	$41,502,752
Total	$—	$(1,871,057)	$43,373,809	$—	$—	$41,502,752

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(254,795)	$(1,697,859)	$—	$—	$(1,952,654)
Total	$—	$(254,795)	$(1,697,859)	$—	$—	$(1,952,654)

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts — long	$344,421,290
Average notional value of contracts — short	(147,355,605)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2022
Service Class	0.50	May 1, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 236,110,818	$ 26,680,074	$ 318,741,227	$ 44,712,110

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,070,818,238	$ 158,294,475	$ (12,060,325)	$ 146,234,150

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 46,187,552	$ 49,893,736	$ —	$ 20,796,316	$ 72,299,949	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 97,239,386	$ 155,432,541	$ —	$ —	$ —	$ 146,197,115

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $49,893,736 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 10,244,509	$ 663,317

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

2021 was a year of strong returns driven by robust economic growth and a powerful rebound in earnings. Following the strong market rally in 2020, global markets experienced a rollercoaster of upward rallies over the first half of 2021, supported by the success in vaccine roll outs, declining COVID-19 cases and positive economic data. After a summer of return-to-normalcy, where strong corporate earnings and optimism over the economic recovery continued to push equity markets higher, material shortages and capacity constraints began to weigh on output expansion. The emergence of the Omicron variant over the winter weighed on investor sentiment. But early data on the effectiveness of vaccines and boosters together with reports of less aggressive symptoms, helped lift investors’ confidence, and markets ended the year on strength for the third consecutive year in a row. Overall, 2021 was a solid year for financial markets as economies’ ability to adapt to the pandemic, the rollout of vaccines, the passing of additional fiscal stimulus and easy monetary policy all supported strong developed market equity and commodity performance.

Global Equity markets were up 22.35% for 2021, as measured by the MSCI World Index. In the U.S., the S&P 500® Index was up 28.71%. This strong performance was primarily driven by unprecedented gains among the largest tech stocks in the index. In contrast to 2020, small cap U.S. equities as measured by the Russell 2000® Index trailed large cap with a 14.82% return in 2021. Outside the U.S., equities in developed markets had another strong year with returns of 11.78% as measured by the MSCI EAFE Index. Emerging market equities, on the other hand, contracted -2.22% in 2021 (MSCI Emerging Markets Index) following a correction in the Chinese stock market in the second half of the year and continued lockdown measures throughout the region.

Global fixed income markets were broadly down in 2021. U.S. core fixed income markets declined -1.54% according to the Bloomberg U.S. Aggregate Bond Index as long-term interest rates ended the year higher. Broadly speaking, longer dated Treasuries underperformed those with shorter maturities. The yields on the 10-year and 30-year U.S. Treasuries increased 60 basis points (“bps”) and 28 bps, respectively, while long credit spreads compressed -12 bps for the year. The Bloomberg US High Yield Index returned 5.28%, and the Bloomberg US Investment Grade Corporate Index was down -1.04%. The Bloomberg Emerging Markets Debt Index was down -1.65% in dollar terms.

PERFORMANCE

For the year ended December 31, 2021, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Initial Class returned 13.95%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg US Aggregate Bond Index, returned 24.52% and -1.54%, respectively.

STRATEGY REVIEW

Security selection and strategic asset allocation contributed positively during the Portfolio’s fiscal year ended December 31, 2021. The risk management framework (“RMF”), which aims to reduce downside volatility, was slightly active in the first quarter but had no material impact on performance during the fiscal year. Tactical asset allocation also detracted.

The portfolio managers continued to reflect economic optimism by maintaining a risk-on tilt within the Portfolio during 2021; the strong earnings outlook and gradual increase in yields led to a preference for equities and credit to bonds. Within equities, developed markets were favored over emerging markets due to superior vaccine roll outs and a strengthening U.S. dollar acting as a headwind for emerging markets. The Portfolio continued to lean into more quality-oriented regions by diversifying exposure into U.S. equities, given the belief markets would focus more on earnings delivery as we moved through the middle of the economic cycle.

The Portfolio came into 2021 with approximately 73% of the Portfolio in equities. By June 30, this peaked near 82%, and by year-end, the Portfolio was about 79% equities. By fiscal year end, the RMF momentum signaled de-risking in emerging markets equity and debt.

Underlying fund performance positively contributed to performance during the fiscal year.

Underlying fund outperformance was led by Transamerica Large Cap Value, which meaningfully outperformed its benchmark. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as Transamerica Morgan Stanley Capital Growth VP and Transamerica WMC US Growth VP.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	47.9%
International Equity Funds	24.4
U.S. Fixed Income Funds	11.2
International Alternative Funds	7.3
U.S. Alternative Fund	5.6
U.S. Government Obligations	2.0
U.S. Mixed Allocation Fund	1.0
Repurchase Agreement	0.2
Net Other Assets (Liabilities) ^	0.4
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	13.95%	11.86%	9.47%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	24.52%	17.82%	16.14%
Bloomberg US Aggregate Bond Index (B)	(1.54)%	3.57%	2.90%
Service Class	13.70%	11.58%	9.20%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,035.90	$0.72	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,034.90	2.00	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 97.4%
International Alternative Funds - 7.3%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	11,961	$27,541
Transamerica Unconstrained Bond (D)	36,708,607	353,870,970

		353,898,511

International Equity Funds - 24.4%
Transamerica Emerging Markets Opportunities (D)	40,471,837	411,598,582
Transamerica International Equity (D)	13,844,910	292,542,941
Transamerica International Growth Fund (D)	36,644,729	355,453,874
Transamerica International Small Cap Value (D)	8,504,378	132,413,167

		1,192,008,564

U.S. Alternative Fund - 5.6%
Transamerica BlackRock Global Real Estate Securities VP (D)	20,855,301	274,664,309

U.S. Equity Funds - 47.9%
Transamerica Janus Mid-Cap Growth VP (D)	3,635,056	161,869,023
Transamerica JPMorgan Enhanced Index VP (D)	29,030,198	803,265,583
Transamerica JPMorgan Mid Cap Value VP (D)	4,748,836	93,742,027
Transamerica Large Cap Value (D)	33,968,866	480,319,768
Transamerica Mid Cap Growth (D)	7,938,232	80,176,147
Transamerica Mid Cap Value Opportunities (D)	5,511,665	65,533,700
Transamerica Morgan Stanley Capital Growth VP (D)	7,757,958	226,765,100
Transamerica Small Cap Value (D)	21,022,558	156,197,605
Transamerica T. Rowe Price Small Cap VP (D)	2,573,889	48,929,626
Transamerica WMC US Growth VP (D)	4,896,051	222,574,492

		2,339,373,071

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 11.2%
Transamerica Core Bond (D)	7,337,982	$ 72,792,781
Transamerica Floating Rate (D)	10,631,813	100,895,905
Transamerica High Yield Bond (D)	32,412,467	299,815,320
Transamerica Intermediate Bond (D)	7,215,292	73,307,371

		546,811,377

U.S. Mixed Allocation Fund - 1.0%
Transamerica PIMCO Total Return VP (D)	4,408,854	48,850,099

Total Investment Companies (Cost $4,206,501,344)		4,755,605,931

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 2.0%
U.S. Treasury - 2.0%
U.S. Treasury Note
0.13%, 01/31/2023 (E)	$3,440,000	3,428,175
1.38%, 01/31/2022 (E)	91,261,300	91,352,233

Total U.S. Government Obligations (Cost $94,786,316)		94,780,408

REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp., 0.00% (F), dated 12/31/2021, to be repurchased at $10,797,318 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $11,013,364.	10,797,318	10,797,318

Total Repurchase Agreement (Cost $10,797,318)		10,797,318

Total Investments (Cost $4,312,084,978)		4,861,183,657
Net Other Assets (Liabilities) - 0.4%		21,447,344

Net Assets - 100.0%		$4,882,631,001

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bond	267	03/22/2022	$42,362,012	$42,836,813	$474,801	$—
CAD Currency	929	03/15/2022	73,545,906	73,437,450	—	(108,456)
EURO STOXX 50® Index	3,609	03/18/2022	169,987,237	176,166,734	6,179,497	—
S&P 500® E-Mini Index	1,678	03/18/2022	390,905,021	399,238,150	8,333,129	—
S&P/TSX 60 Index	1,050	03/17/2022	207,437,167	212,647,931	5,210,764	—
U.S. Treasury Ultra Bond	908	03/22/2022	178,480,748	178,989,500	508,752	—

Total					$20,706,943	$(108,456)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(3,731)	03/31/2022	$(450,306,650)	$(451,363,557)	$—	$(1,056,907)
10-Year Canada Government Bond	(1,317)	03/22/2022	(145,634,529)	(148,488,509)	—	(2,853,980)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FUTURES CONTRACTS (continued)

Short Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	(1,015)	03/22/2022	$(131,869,946)	$(132,425,781)	$—	$(555,835)
DJ U.S. Real Estate Index	(3,195)	03/18/2022	(138,400,052)	(144,541,800)	—	(6,141,748)
EUR Currency	(335)	03/14/2022	(47,364,526)	(47,747,969)	—	(383,443)
MSCI EAFE Index	(1,815)	03/18/2022	(204,607,413)	(210,703,350)	—	(6,095,937)
MSCI Emerging Markets Index	(5,898)	03/18/2022	(357,694,291)	(361,635,870)	—	(3,941,579)

Total					$—	$(21,029,429)

Total Futures Contracts					$20,706,943	$(21,137,885)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$4,755,578,390	$—	$—	$4,755,578,390
U.S. Government Obligations	—	94,780,408	—	94,780,408
Repurchase Agreement	—	10,797,318	—	10,797,318

Total	$4,755,578,390	$105,577,726	$—	$4,861,156,116

Investment Companies Measured at Net Asset Value (C)				27,541

Total Investments				$4,861,183,657

Other Financial Instruments
Futures Contracts (H)	$20,706,943	$—	$—	$20,706,943

Total Other Financial Instruments	$20,706,943	$—	$—	$20,706,943

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(21,137,885)	$—	$—	$(21,137,885)

Total Other Financial Instruments	$(21,137,885)	$—	$—	$(21,137,885)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Restricted security. At December 31, 2021, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$123,058	$27,541	0.0	%(I)

(C)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(D)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$200,701,848	$101,056,268	$(72,563,000)	$6,276,249	$39,192,944	$274,664,309	20,855,301	$8,035,273	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica Core Bond	$56,761,007	$30,885,534	$(12,674,076)	$155,982	$(2,335,666)	$72,792,781	7,337,982	$1,477,133	$318,601
Transamerica Emerging Markets Opportunities	262,779,588	208,384,315	(7,400,308)	1,888,560	(54,053,573)	411,598,582	40,471,837	31,988,491	10,800,921
Transamerica Floating Rate	—	101,100,526	—	—	(204,621)	100,895,905	10,631,813	941,027	—
Transamerica Global Allocation Liquidating Trust	35,546	—	—	—	(8,005)	27,541	11,961	—	—
Transamerica High Yield Bond	428,502,122	17,120,324	(151,602,996)	6,133,097	(337,227)	299,815,320	32,412,467	17,120,324	—
Transamerica Intermediate Bond	108,690,733	21,226,590	(52,971,510)	1,477,469	(5,115,911)	73,307,371	7,215,292	1,595,103	1,176,084
Transamerica International Equity	376,640,210	10,253,085	(132,684,505)	34,291,649	4,042,502	292,542,941	13,844,910	10,253,085	—
Transamerica International Focus	471,074,978	20,580,204	(164,887,196)	43,373,935	(14,688,047)	355,453,874	36,644,729	10,302,165	10,278,039
Transamerica International Small Cap Value	95,234,807	31,575,422	—	—	5,602,938	132,413,167	8,504,378	3,491,196	1,424,127
Transamerica Janus Mid-Cap Growth VP	78,293,844	92,878,258	(14,859,897)	3,783,053	1,773,765	161,869,023	3,635,056	213,647	9,650,811
Transamerica JPMorgan Enhanced Index VP	456,339,764	362,524,255	(91,837,488)	31,373,480	44,865,572	803,265,583	29,030,198	7,576,106	87,446,233
Transamerica JPMorgan Mid Cap Value VP	91,834,519	52,935,810	(78,467,620)	14,050,992	13,388,326	93,742,027	4,748,836	603,804	1,149,520
Transamerica Large Cap Value	439,834,844	52,425,754	(128,931,237)	1,905,460	115,084,947	480,319,768	33,968,866	11,708,799	—
Transamerica Mid Cap Growth	161,586,231	23,966,023	(86,034,638)	21,032,163	(40,373,632)	80,176,147	7,938,232	8,319,095	15,646,928
Transamerica Mid Cap Value Opportunities	134,100,030	14,301,165	(95,507,264)	24,428,813	(11,789,044)	65,533,700	5,511,665	5,616,621	8,684,544
Transamerica Morgan Stanley Capital Growth VP	269,423,490	87,207,339	(74,251,703)	29,222,474	(84,836,500)	226,765,100	7,757,958	28,974,855	37,137,866
Transamerica PIMCO Total Return VP	75,154,486	34,444,778	(58,333,124)	2,512,542	(4,928,583)	48,850,099	4,408,854	1,564,462	413,495
Transamerica Small Cap Value	276,429,546	67,390,317	(190,504,045)	68,212,859	(65,331,072)	156,197,605	21,022,558	46,152,784	21,237,533
Transamerica Small Company Growth Liquidating Trust	11,400	—	—	(162,437)	151,037	—	—	—	—
Transamerica T. Rowe Price Small Cap VP	140,155,360	5,125,196	(101,504,371)	32,553,832	(27,400,391)	48,929,626	2,573,889	340,690	4,784,506
Transamerica Unconstrained Bond	427,910,497	31,449,317	(82,804,125)	3,179,091	(25,863,810)	353,870,970	36,708,607	24,040,841	7,408,476
Transamerica WMC US Growth VP	226,000,208	31,564,175	(44,403,025)	12,584,735	(3,171,601)	222,574,492	4,896,051	2,205,302	29,358,873

Total	$4,777,495,058	$1,398,394,655	$(1,642,222,128)	$338,273,998	$(116,335,652)	$4,755,605,931	340,131,440	$222,520,803	$246,916,557

(E)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $94,710,489.
(F)	Rate disclosed reflects the yield at December 31, 2021.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

DJ	Dow Jones
EAFE	Europe, Australasia and Far East
STOXX	Deutsche Börse Group & SIX Group Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Affiliated investments, at value (cost $4,206,501,344)	$4,755,605,931
Unaffiliated investments, at value (cost $94,786,316)	94,780,408
Repurchase agreement, at value (cost $10,797,318)	10,797,318
Receivables and other assets:
Investments sold	14,663,971
Shares of beneficial interest sold	528,517
Dividends	2,374,325
Interest	526,924
Variation margin receivable on futures contracts	9,476,642

Total assets	4,888,754,036

Liabilities:
Payables and other liabilities:
Investments purchased	2,374,325
Shares of beneficial interest redeemed	1,987,175
Investment management fees	503,030
Distribution and service fees	806,512
Transfer agent costs	10,774
Trustees, CCO and deferred compensation fees	49,970
Audit and tax fees	46,322
Custody fees	32,269
Legal fees	24,100
Printing and shareholder reports fees	210,946
Other accrued expenses	77,612

Total liabilities	6,123,035

Net assets	$4,882,631,001

Net assets consist of:
Capital stock ($0.01 par value)	$3,423,452
Additional paid-in capital	3,580,130,406
Total distributable earnings (accumulated losses)	1,299,077,143

Net assets	$4,882,631,001

Net assets by class:
Initial Class	$1,048,516,968
Service Class	3,834,114,033

Shares outstanding:
Initial Class	72,476,215
Service Class	269,868,949

Net asset value and offering price per share:
Initial Class	$14.47
Service Class	14.21

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from affiliated investments	$222,520,803
Interest income from unaffiliated investments	269,402

Total investment income	222,790,205

Expenses:
Investment management fees	6,146,984
Distribution and service fees:
Service Class	9,806,811
Transfer agent costs	68,634
Trustees, CCO and deferred compensation fees	199,424
Audit and tax fees	73,801
Custody fees	128,785
Legal fees	291,296
Printing and shareholder reports fees	174,758
Other	276,892

Total expenses	17,167,385

Net investment income (loss)	205,622,820

Net realized gain (loss) on:
Affiliated investments	338,273,998
Unaffiliated investments	(757,586)
Capital gain distributions received from affiliated investment companies	246,916,557
Futures contracts	(23,348,093)

Net realized gain (loss)	561,084,876

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(116,335,652)
Unaffiliated investments	1,130,473
Futures contracts	(5,384,299)
Translation of assets and liabilities denominated in foreign currencies	(26,220)

Net change in unrealized appreciation (depreciation)	(120,615,698)

Net realized and change in unrealized gain (loss)	440,469,178

Net increase (decrease) in net assets resulting from operations	$646,091,998

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$205,622,820	$99,774,623
Net realized gain (loss)	561,084,876	140,428,178
Net change in unrealized appreciation (depreciation)	(120,615,698)	384,274,461

Net increase (decrease) in net assets resulting from operations	646,091,998	624,477,262

Dividends and/or distributions to shareholders:
Initial Class	(50,910,986)	(68,334,520)
Service Class	(173,500,824)	(248,260,450)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(224,411,810)	(316,594,970)

Capital share transactions:
Proceeds from shares sold:
Initial Class	21,161,192	23,330,321
Service Class	18,197,111	32,319,065

	39,358,303	55,649,386

Dividends and/or distributions reinvested:
Initial Class	50,910,986	68,334,520
Service Class	173,500,824	248,260,450

	224,411,810	316,594,970

Cost of shares redeemed:
Initial Class	(182,121,773)	(92,642,037)
Service Class	(546,435,481)	(464,591,336)

	(728,557,254)	(557,233,373)

Net increase (decrease) in net assets resulting from capital share transactions	(464,787,141)	(184,989,017)

Net increase (decrease) in net assets	(43,106,953)	122,893,275

Net assets:
Beginning of year	4,925,737,954	4,802,844,679

End of year	$4,882,631,001	$4,925,737,954

Capital share transactions - shares:
Shares issued:
Initial Class	1,486,866	1,962,409
Service Class	1,330,130	2,764,061

	2,816,996	4,726,470

Shares reinvested:
Initial Class	3,582,758	5,810,759
Service Class	12,419,529	21,457,256

	16,002,287	27,268,015

Shares redeemed:
Initial Class	(12,803,219)	(7,828,650)
Service Class	(39,149,515)	(39,612,314)

	(51,952,734)	(47,440,964)

Net increase (decrease) in shares outstanding:
Initial Class	(7,733,595)	(55,482)
Service Class	(25,399,856)	(15,390,997)

	(33,133,451)	(15,446,479)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$13.30	$12.44	$11.61	$13.44		$11.82

Investment operations:
Net investment income (loss) (A)	0.61	0.29	0.24	0.27		0.25
Net realized and unrealized gain (loss)	1.23	1.46	1.96	(1.14)		2.04

Total investment operations	1.84	1.75	2.20	(0.87)		2.29

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.25)	(0.28)	(0.25)		(0.23)
Net realized gains	(0.36)	(0.64)	(1.09)	(0.71)		(0.44)

Total dividends and/or distributions to shareholders	(0.67)	(0.89)	(1.37)	(0.96)		(0.67)

Net asset value, end of year	$14.47	$13.30	$12.44	$11.61		$13.44

Total return	13.95%	15.07%	20.01%	(7.07)%		19.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,048,517	$1,066,427	$998,736	$901,440		$1,052,378
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.15%	0.15%	0.14%	0.15%		0.14%
Including waiver and/or reimbursement and recapture	0.15%	0.15%	0.14%	0.15	%(C)	0.14	%(C)
Net investment income (loss) to average net assets	4.26%	2.44%	1.99%	2.03%		1.93%
Portfolio turnover rate	21%	28%	10%	18%		4%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$13.07	$12.25	$11.44	$13.26		$11.67

Investment operations:
Net investment income (loss) (A)	0.57	0.26	0.21	0.23		0.21
Net realized and unrealized gain (loss)	1.21	1.42	1.94	(1.12)		2.02

Total investment operations	1.78	1.68	2.15	(0.89)		2.23

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.22)	(0.25)	(0.22)		(0.20)
Net realized gains	(0.36)	(0.64)	(1.09)	(0.71)		(0.44)

Total dividends and/or distributions to shareholders	(0.64)	(0.86)	(1.34)	(0.93)		(0.64)

Net asset value, end of year	$14.21	$13.07	$12.25	$11.44		$13.26

Total return	13.70%	14.66%	19.79%	(7.32)%		19.49%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,834,114	$3,859,311	$3,804,109	$3,611,548		$4,331,182
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.40%	0.40%	0.39%	0.40%		0.39%
Including waiver and/or reimbursement and recapture	0.40%	0.40%	0.39%	0.40	%(C)	0.39	%(C)
Net investment income (loss) to average net assets	4.05%	2.17%	1.72%	1.77%		1.69%
Portfolio turnover rate	21%	28%	10%	18%		4%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation – Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2021, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$983,553	$—	$19,723,390	$—	$—	$20,706,943
Total	$983,553	$—	$19,723,390	$—	$—	$20,706,943

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(4,466,722)	$(491,899)	$(16,179,264)	$—	$—	$(21,137,885)
Total	$(4,466,722)	$(491,899)	$(16,179,264)	$—	$—	$(21,137,885)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(29,574,171)	$(7,847,570)	$14,073,648	$—	$—	$(23,348,093)
Total	$(29,574,171)	$(7,847,570)	$14,073,648	$—	$—	$(23,348,093)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(506,281)	$(36,886)	$(4,841,132)	$—	$—	$(5,384,299)
Total	$(506,281)	$(36,886)	$(4,841,132)	$—	$—	$(5,384,299)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts — long	$1,200,491,650
Average notional value of contracts — short	(872,296,641)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2022
Service Class	0.50	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 929,224,286	$ 102,971,196	$ 1,642,620,719	$ 154,530,984

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,737,981,971	$ 584,767,805	$ (41,561,222)	$ 543,206,583

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 99,776,070	$ 124,635,740	$ —	$ 83,195,780	$ 233,399,190	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 245,286,366	$ 510,566,530	$ —	$ —	$ —	$ 543,224,247

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Moderate Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $124,635,740 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 35,065,339	$ 2,174,588

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

2021 was a year of strong returns driven by robust economic growth and a powerful rebound in earnings. Following the strong market rally in 2020, global markets experienced a rollercoaster of upward rallies over the first half of 2021, supported by the success in vaccine roll outs, declining COVID-19 cases and positive economic data. After a summer of return-to-normalcy, where strong corporate earnings and optimism over the economic recovery continued to push equity markets higher, material shortages and capacity constraints began to weigh on output expansion. The emergence of the Omicron variant over the winter weighed on investor sentiment. But early data on the effectiveness of vaccines and boosters together with reports of less aggressive symptoms, helped lift investors’ confidence, and markets ended the year on strength for the third consecutive year in a row. Overall, 2021 was a solid year for financial markets as economies’ ability to adapt to the pandemic, the rollout of vaccines, the passing of additional fiscal stimulus and easy monetary policy all supported strong developed market equity and commodity performance.

Global Equity markets were up 22.35% for 2021, as measured by the MSCI World Index. In the U.S., the S&P 500® Index was up 28.71%. This strong performance was primarily driven by unprecedented gains among the largest tech stocks in the index. In contrast to 2020, small cap U.S. equities as measured by the Russell 2000® Index trailed large cap with a 14.82% return in 2021. Outside the U.S., equities in developed markets had another strong year with returns of 11.78% as measured by the MSCI EAFE Index. Emerging market equities, on the other hand, contracted -2.22% in 2021 (MSCI Emerging Markets Index) following a correction in the Chinese stock market in the second half of the year and continued lockdown measures throughout the region.

Global fixed income markets were broadly down in 2021. U.S. core fixed income markets declined -1.54% according to the Bloomberg U.S. Aggregate Bond Index as long-term interest rates ended the year higher. Broadly speaking, longer dated Treasuries underperformed those with shorter maturities. The yields on the 10-year and 30-year U.S. Treasuries increased 60 basis points (“bps”) and 28 bps, respectively, while long credit spreads compressed -12 bps for the year. The Bloomberg US High Yield Index returned 5.28%, and the Bloomberg US Investment Grade Corporate Index was down -1.04%. The Bloomberg Emerging Markets Debt Index was down -1.65% in dollar terms.

PERFORMANCE

For the year ended December 31, 2021, Transamerica JPMorgan Asset Allocation – Moderate VP, Initial Class returned 9.18%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg US Aggregate Bond Index, returned 24.52% and -1.54%, respectively.

STRATEGY REVIEW

Security selection and strategic asset allocation contributed positively during the Portfolio’s fiscal year ended December 31, 2021. The Risk Management Framework (“RMF”), which aims to reduce downside volatility, was active primarily in the first quarter, and had a negative impact on performance during the year, as de-risking meant the Portfolio was underweight risk assets during some of the equity rally. Tactical asset allocation also detracted.

The portfolio managers continued to reflect economic optimism by maintaining a risk-on tilt within the Portfolio during the fiscal year; the strong earnings outlook and gradual increase in yields led to a preference for equities and credit to bonds. Within equities, developed markets were favored over emerging markets due to superior vaccine roll outs and a strengthening U.S. dollar acting as a headwind for emerging markets. The Portfolio continued to lean into more quality-oriented regions by diversifying exposure into U.S. equities, given the belief markets would focus more on earnings delivery as we moved through the middle of the economic cycle.

The Portfolio began 2021 with the RMF suggesting de-risking based on the volatility monitor. The Portfolio came into 2021 with approximately 53% of the Portfolio in equities. By midyear, this peaked near 61% of the Portfolio, and by year-end, the Portfolio was about 59% equities. By fiscal year end, the RMF momentum signaled de-risking in emerging markets equity and debt.

Underlying fund performance positively contributed to performance over the one-year period ended December 31, 2021. Underlying fund outperformance was led by Transamerica T. Rowe Price Small Cap VP and Transamerica Large Cap Value, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as Transamerica Morgan Stanley Capital Growth VP and Transamerica WMC US Growth VP.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	39.4%
U.S. Fixed Income Funds	20.6
International Equity Funds	18.9
International Alternative Funds	9.0
U.S. Alternative Fund	5.7
U.S. Mixed Allocation Fund	4.4
U.S. Government Obligations	1.6
Repurchase Agreement	0.3
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	9.18%	9.60%	7.62%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	24.52%	17.82%	16.14%
Bloomberg US Aggregate Bond Index (B)	(1.54)%	3.57%	2.90%
Service Class	8.93%	9.32%	7.35%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,021.00	$0.71	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,019.80	1.99	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 98.0%
International Alternative Funds - 9.0%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	6,235	$14,357
Transamerica Unconstrained Bond (D)	66,354,131	639,653,825

		639,668,182

International Equity Funds - 18.9%
Transamerica Emerging Markets Opportunities (D)	45,466,021	462,389,436
Transamerica International Equity (D)	16,699,000	352,849,873
Transamerica International Growth Fund (D)	40,062,628	388,607,494
Transamerica International Small Cap Value (D)	9,027,421	140,556,947

		1,344,403,750

U.S. Alternative Fund - 5.7%
Transamerica BlackRock Global Real Estate Securities VP (D)	30,769,561	405,235,112

U.S. Equity Funds - 39.4%
Transamerica Janus Mid-Cap Growth VP (D)	4,280,715	190,620,243
Transamerica JPMorgan Enhanced Index VP (D)	27,985,266	774,352,302
Transamerica JPMorgan Mid Cap Value VP (D)	3,923,304	77,446,016
Transamerica Large Cap Value (D)	50,344,672	711,873,664
Transamerica Mid Cap Growth (D)	12,164,962	122,866,117
Transamerica Mid Cap Value Opportunities (D)	8,121,470	96,564,278
Transamerica Morgan Stanley Capital Growth VP (D)	11,056,845	323,191,571
Transamerica Small Cap Value (D)	23,561,788	175,064,085
Transamerica T. Rowe Price Small Cap VP (D)	1,014,642	19,288,344
Transamerica WMC US Growth VP (D)	6,886,666	313,067,834

		2,804,334,454

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 20.6%
Transamerica Core Bond (D)	36,686,608	$363,931,147
Transamerica Floating Rate (D)	15,482,154	146,925,641
Transamerica High Yield Bond (D)	39,442,315	364,841,417
Transamerica Intermediate Bond (D)	58,039,888	589,685,257

		1,465,383,462

U.S. Mixed Allocation Fund - 4.4%
Transamerica PIMCO Total Return VP (D)	28,678,088	317,753,213

Total Investment Companies (Cost $6,335,145,402)		6,976,778,173

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 1.6%
U.S. Treasury - 1.6%
U.S. Treasury Note 0.13%, 01/31/2023 (E)	$399,000	397,628
1.38%, 01/31/2022 (E)	116,104,800	116,220,487

Total U.S. Government Obligations (Cost $116,626,694)		116,618,115

REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 0.00% (F), dated 12/31/2021, to be repurchased at $21,232,371 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $21,657,056.	21,232,371	21,232,371

Total Repurchase Agreement (Cost $21,232,371)		21,232,371

Total Investments (Cost $6,473,004,467)		7,114,628,659
Net Other Assets (Liabilities) - 0.1%		8,521,689

Net Assets - 100.0%		$7,123,150,348

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bond	642	03/22/2022	$101,859,130	$103,000,875	$1,141,745	$—
CAD Currency	997	03/15/2022	78,929,244	78,812,850	—	(116,394)
EURO STOXX 50® Index	5,295	03/18/2022	249,399,396	258,465,741	9,066,345	—
S&P 500® E-Mini Index	635	03/18/2022	148,130,024	151,082,375	2,952,351	—
S&P/TSX 60 Index	1,369	03/17/2022	270,458,553	277,252,397	6,793,844	—
U.S. Treasury Ultra Bond	1,596	03/22/2022	313,717,261	314,611,500	894,239	—

Total					$20,848,524	$(116,394)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(5,056)	03/31/2022	$(610,258,462)	$(611,657,503)	$—	$(1,399,041)
10-Year Canada Government Bond	(1,938)	03/22/2022	(214,305,810)	(218,504,731)	—	(4,198,921)
10-Year U.S. Treasury Note	(285)	03/22/2022	(37,187,449)	(37,183,594)	3,855	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FUTURES CONTRACTS (continued):

Short Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
DJ U.S. Real Estate Index	(4,718)	03/18/2022	$(204,372,909)	$(213,442,320)	$—	$(9,069,411)
EUR Currency	(493)	03/14/2022	(69,703,619)	(70,267,906)	—	(564,287)
MSCI EAFE Index	(3,007)	03/18/2022	(338,983,240)	(349,082,630)	—	(10,099,390)
MSCI Emerging Markets Index	(7,221)	03/18/2022	(437,169,103)	(442,755,615)	—	(5,586,512)

Total					$3,855	$(30,917,562)

Total Futures Contracts					$20,852,379	$(31,033,956)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$6,976,763,816	$—	$—	$6,976,763,816
U.S. Government Obligations	—	116,618,115	—	116,618,115
Repurchase Agreement	—	21,232,371	—	21,232,371

Total	$6,976,763,816	$137,850,486	$—	$7,114,614,302

Investment Companies Measured at Net Asset Value (C)				14,357

Total Investments				$7,114,628,659

Other Financial Instruments
Futures Contracts (H)	$20,852,379	$—	$—	$20,852,379

Total Other Financial Instruments	$20,852,379	$—	$—	$20,852,379

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(31,033,956)	$—	$—	$(31,033,956)

Total Other Financial Instruments	$(31,033,956)	$—	$—	$(31,033,956)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Restricted security. At December 31, 2021, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$64,152	$14,357	0.0	%(I)

(C)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(D)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$—	$392,124,613	$—	$—	$13,110,499	$405,235,112	30,769,561	$7,214,791	$—
Transamerica Core Bond	366,451,815	10,758,326	—	—	(13,278,994)	363,931,147	36,686,608	9,165,467	1,592,859

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica Emerging Markets Opportunities	$321,885,693	$199,896,586	$—	$—	$(59,392,843)	$462,389,436	45,466,021	$35,930,227	$12,139,359
Transamerica Floating Rate	—	147,223,423	—	—	(297,782)	146,925,641	15,482,154	1,368,323	—
Transamerica Global Allocation Liquidating Trust	18,531	—	—	—	(4,174)	14,357	6,235	—	—
Transamerica High Yield Bond	483,237,705	20,645,363	(145,855,100)	5,579,895	1,233,554	364,841,417	39,442,315	20,645,364	—
Transamerica Intermediate Bond	649,486,692	21,176,253	(53,689,708)	(384,037)	(26,903,943)	589,685,257	58,039,888	11,715,818	9,460,435
Transamerica International Equity	373,866,833	12,366,730	(70,186,700)	19,501,187	17,301,823	352,849,873	16,699,000	12,366,730	—
Transamerica International Focus	465,867,364	22,499,745	(126,323,580)	35,760,706	(9,196,741)	388,607,494	40,062,628	11,263,061	11,236,684
Transamerica International Small Cap Value	93,486,027	42,539,929	—	—	4,530,991	140,556,947	9,027,421	3,705,915	1,511,714
Transamerica Janus Mid-Cap Growth VP	84,650,887	114,267,425	(14,671,525)	3,651,170	2,722,286	190,620,243	4,280,715	210,891	9,526,334
Transamerica JPMorgan Enhanced Index VP	634,942,226	185,645,035	(141,320,102)	45,407,013	49,678,130	774,352,302	27,985,266	7,616,051	87,907,296
Transamerica JPMorgan Mid Cap Value VP	66,445,441	40,353,289	(50,666,074)	6,830,517	14,482,843	77,446,016	3,923,304	585,673	1,115,002
Transamerica Large Cap Value	552,248,439	176,497,892	(173,773,096)	12,927,059	143,973,370	711,873,664	50,344,672	17,457,135	—
Transamerica Mid Cap Growth	199,300,766	84,483,986	(125,167,829)	26,071,466	(61,822,272)	122,866,117	12,164,962	12,748,615	23,978,171
Transamerica Mid Cap Value Opportunities	174,175,514	21,072,847	(114,936,496)	32,347,365	(16,094,952)	96,564,278	8,121,470	8,276,122	12,796,725
Transamerica Morgan Stanley Capital Growth VP	394,517,818	143,431,993	(130,649,643)	34,705,752	(118,814,349)	323,191,571	11,056,845	43,675,474	55,980,054
Transamerica PIMCO Total Return VP	452,249,148	28,165,167	(130,919,739)	(698,425)	(31,042,938)	317,753,213	28,678,088	22,277,197	5,887,970
Transamerica Small Cap Value	410,926,532	75,530,122	(335,446,154)	116,693,945	(92,640,360)	175,064,085	23,561,788	51,727,392	23,802,730
Transamerica Small Company Growth Liquidating Trust	4,182	—	—	(59,594)	55,412	—	—	—	—
Transamerica T. Rowe Price Small Cap VP	168,067,369	7,444,640	(160,656,803)	44,366,950	(39,933,812)	19,288,344	1,014,642	494,872	6,949,768
Transamerica Unconstrained Bond	859,231,014	57,919,555	(236,281,964)	5,801,778	(47,016,558)	639,653,825	66,354,131	44,528,063	13,391,491
Transamerica WMC US Growth VP	291,818,157	43,380,545	(36,504,272)	10,105,645	4,267,759	313,067,834	6,886,666	3,037,750	40,342,795

Total	$7,042,878,153	$1,847,423,464	$(2,047,048,785)	$398,608,392	$(265,083,051)	$6,976,778,173	536,054,380	$326,010,931	$317,619,387

(E)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $116,556,187.
(F)	Rate disclosed reflects the yield at December 31, 2021.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

DJ	Dow Jones
EAFE	Europe, Australasia and Far East
STOXX	Deutsche Börse Group & SIX Group Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Affiliated investments, at value (cost $6,335,145,402)	$6,976,778,173
Unaffiliated investments, at value (cost $116,626,694)	116,618,115
Repurchase agreement, at value (cost $21,232,371)	21,232,371
Receivables and other assets:
Shares of beneficial interest sold	200,929
Dividends	3,501,932
Interest	668,285
Variation margin receivable on futures contracts	11,441,231

Total assets	7,130,441,036

Liabilities:
Payables and other liabilities:
Investments purchased	3,501,932
Shares of beneficial interest redeemed	1,066,068
Investment management fees	736,143
Distribution and service fees	1,388,338
Transfer agent costs	15,819
Trustees, CCO and deferred compensation fees	71,182
Audit and tax fees	62,459
Custody fees	53,094
Legal fees	35,097
Printing and shareholder reports fees	248,189
Other accrued expenses	112,367

Total liabilities	7,290,688

Net assets	$7,123,150,348

Net assets consist of:
Capital stock ($0.01 par value)	$5,296,360
Additional paid-in capital	5,593,037,565
Total distributable earnings (accumulated losses)	1,524,816,423

Net assets	$7,123,150,348

Net assets by class:
Initial Class	$539,029,400
Service Class	6,584,120,948

Shares outstanding:
Initial Class	39,448,037
Service Class	490,187,917

Net asset value and offering price per share:
Initial Class	$13.66
Service Class	13.43

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from affiliated investments	$326,010,931
Interest income from unaffiliated investments	329,963

Total investment income	326,340,894

Expenses:
Investment management fees	8,965,918
Distribution and service fees:
Service Class	16,825,916
Transfer agent costs	100,106
Trustees, CCO and deferred compensation fees	291,916
Audit and tax fees	100,903
Custody fees	130,278
Legal fees	424,976
Printing and shareholder reports fees	216,622
Other	378,648

Total expenses	27,435,283

Net investment income (loss)	298,905,611

Net realized gain (loss) on:
Affiliated investments	398,608,392
Unaffiliated investments	(587,617)
Capital gain distributions received from affiliated investment companies	317,619,387
Futures contracts	(118,836,257)

Net realized gain (loss)	596,803,905

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(265,083,051)
Unaffiliated investments	1,622,609
Futures contracts	(4,712,658)
Translation of assets and liabilities denominated in foreign currencies	(192,463)

Net change in unrealized appreciation (depreciation)	(268,365,563)

Net realized and change in unrealized gain (loss)	328,438,342

Net increase (decrease) in net assets resulting from operations	$627,343,953

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$298,905,611	$125,231,359
Net realized gain (loss)	596,803,905	75,921,917
Net change in unrealized appreciation (depreciation)	(268,365,563)	595,355,057

Net increase (decrease) in net assets resulting from operations	627,343,953	796,508,333

Dividends and/or distributions to shareholders:
Initial Class	(14,949,345)	(28,431,490)
Service Class	(157,241,078)	(307,311,723)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(172,190,423)	(335,743,213)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,126,605	20,702,506
Service Class	48,104,340	95,134,467

	63,230,945	115,836,973

Dividends and/or distributions reinvested:
Initial Class	14,949,345	28,431,490
Service Class	157,241,078	307,311,723

	172,190,423	335,743,213

Cost of shares redeemed:
Initial Class	(121,428,148)	(68,839,901)
Service Class	(678,139,658)	(336,113,252)

	(799,567,806)	(404,953,153)

Net increase (decrease) in net assets resulting from capital share transactions	(564,146,438)	46,627,033

Net increase (decrease) in net assets	(108,992,908)	507,392,153

Net assets:
Beginning of year	7,232,143,256	6,724,751,103

End of year	$7,123,150,348	$7,232,143,256

Capital share transactions - shares:
Shares issued:
Initial Class	1,132,721	1,752,085
Service Class	3,673,569	8,350,148

	4,806,290	10,102,233

Shares reinvested:
Initial Class	1,101,647	2,434,203
Service Class	11,778,358	26,722,758

	12,880,005	29,156,961

Shares redeemed:
Initial Class	(8,996,399)	(5,909,641)
Service Class	(51,187,009)	(28,884,878)

	(60,183,408)	(34,794,519)

Net increase (decrease) in shares outstanding:
Initial Class	(6,762,031)	(1,723,353)
Service Class	(35,735,082)	6,188,028

	(42,497,113)	4,464,675

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$12.83	$12.02	$11.18	$12.62		$11.30

Investment operations:
Net investment income (loss) (A)	0.56	0.25	0.26	0.27		0.22
Net realized and unrealized gain (loss)	0.62	1.20	1.54	(0.88)		1.61

Total investment operations	1.18	1.45	1.80	(0.61)		1.83

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.27)	(0.27)	(0.22)		(0.23)
Net realized gains	(0.09)	(0.37)	(0.69)	(0.61)		(0.28)

Total dividends and/or distributions to shareholders	(0.35)	(0.64)	(0.96)	(0.83)		(0.51)

Net asset value, end of year	$13.66	$12.83	$12.02	$11.18		$12.62

Total return	9.18%	12.60%	16.42%	(5.13)%		16.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$539,029	$593,022	$575,923	$548,520		$634,841
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.14%	0.15%	0.14%	0.15%		0.14%
Including waiver and/or reimbursement and recapture	0.14%	0.15%	0.14%	0.15	%(C)	0.14	%(C)
Net investment income (loss) to average net assets	4.19%	2.12%	2.19%	2.20%		1.84%
Portfolio turnover rate	18%	27%	11%	14%		3%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$12.62	$11.83	$11.03	$12.45		$11.16

Investment operations:
Net investment income (loss) (A)	0.54	0.22	0.23	0.24		0.19
Net realized and unrealized gain (loss)	0.59	1.18	1.50	(0.86)		1.58

Total investment operations	1.13	1.40	1.73	(0.62)		1.77

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.24)	(0.19)		(0.20)
Net realized gains	(0.09)	(0.37)	(0.69)	(0.61)		(0.28)

Total dividends and/or distributions to shareholders	(0.32)	(0.61)	(0.93)	(0.80)		(0.48)

Net asset value, end of year	$13.43	$12.62	$11.83	$11.03		$12.45

Total return	8.93%	12.28%	16.18%	(5.35)%		16.12%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,584,121	$6,639,121	$6,148,828	$5,349,342		$5,755,070
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.39%	0.40%	0.39%	0.40%		0.39%
Including waiver and/or reimbursement and recapture	0.39%	0.40%	0.39%	0.40	%(C)	0.39	%(C)
Net investment income (loss) to average net assets	4.07%	1.89%	1.97%	1.98%		1.60%
Portfolio turnover rate	18%	27%	11%	14%		3%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation – Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2021, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$2,039,838	$—	$18,812,541	$—	$—	$20,852,379
Total	$2,039,838	$—	$18,812,541	$—	$—	$20,852,379

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(5,597,962)	$(680,681)	$(24,755,313)	$—	$—	$(31,033,956)
Total	$(5,597,962)	$(680,681)	$(24,755,313)	$—	$—	$(31,033,956)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(50,921,383)	$(11,942,958)	$(55,971,916)	$—	$—	$(118,836,257)
Total	$(50,921,383)	$(11,942,958)	$(55,971,916)	$—	$—	$(118,836,257)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$1,591,517	$(558,270)	$(5,745,905)	$—	$—	$(4,712,658)
Total	$1,591,517	$(558,270)	$(5,745,905)	$—	$—	$(4,712,658)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts — long	$1,411,569,527
Average notional value of contracts — short	(1,029,067,012)

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS (continued)

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2022
Service Class	0.50	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,205,442,102	$ 108,228,464	$ 2,048,225,481	$ 210,659,443

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 6,479,871,325	$ 733,115,848	$ (95,763,590)	$ 637,352,258

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 125,255,666	$ 46,934,757	$ —	$ 132,870,201	$ 202,873,012	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 349,138,671	$ 538,346,611	$ —	$ —	$ —	$ 637,331,141

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

11. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Moderate VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $46,934,757 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 39,646,268	$ 2,448,427

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

(unaudited)

MARKET ENVIRONMENT

The first three quarters of 2021 could generally be characterized as a recovery from 2020, as rising vaccinations and increased mobility continued to accelerate in most developed economies. Governments in most developed markets continued to ease COVID-related mobility restrictions and economic activity levels picked up.

That all came to a screeching halt as the emergence of the highly infectious Omicron variant led to a spike in volatility at the end of November; however, markets quickly recovered as data from South Africa and the U.K. indicated a lower risk of severe symptoms. Three of the four major developed market central banks indicated that they have greater concerns about inflation heading into 2022 than about the economic disruption that could be caused by the Omicron variant.

Treasury yields moved materially higher across the curve in 2021. The two-year yield increased by 61 basis points (“bps”) to 0.73%, the 10-year yield increased by 60 bps to 1.51%, and the 30-year yield moved 26 bps higher to 1.90%. The spread between two- and 10-year Treasuries flattened a basis point to finish the year at 78 bps.

PERFORMANCE

For the year ended December 31, 2021, Transamerica JPMorgan Core Bond VP, Initial Class returned -1.03%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned -1.54%.

STRATEGY REVIEW

The Portfolio held a shorter duration posture during the fiscal year ended December 31, 2021, which contributed to returns given the increase in rates across the curve. On the other hand, curve positioning was a drag on performance during the fiscal year. The Portfolio’s overweight to the 10-year segment of the curve hurt as the Treasury Bellwether Index posted negative returns during the fiscal year.

As risk assets outperformed on the heels of spreads tightening during the year, an underweight to U.S. Treasury debt was positive for performance as spread sectors, save agency mortgage-backed securities, outperformed comparable-duration Treasuries over the fiscal year. In addition, a longer spread duration profile was additive to performance during the fiscal year.

The agency mortgage-backed securities sector finished as the only spread sector to trail Treasuries during 2021, producing relative returns of -68 basis points for the year. The Portfolio’s underweight to, and security selection within, agency mortgages was positive for performance, as specified pools and collateralized mortgage obligations (“CMOs”) outperformed to-be-announced (“TBA”) paper as the Federal Reserve began to message the tapering of their asset purchase program within the sector. The Portfolio generally favored specified pools, CMOs, agency commercial mortgage-backed securities (“CMBS”) in lieu of TBA mortgages.

Investment grade corporate credit was the best performing sector during 2021. The option-adjusted spread of the Bloomberg U.S. Corporate Index ended the year at 92 bps, which was four bps tighter than the start of 2021. The move resulted in corporates outperforming duration neutral Treasuries by 161 bps in 2021. The best performing sub-sector within corporates was industrials, followed by financials and utilities. The sub-sectors produced excess returns of 188 bps, 120 bps, and 113 bps in 2021, respectively, and the Portfolio was overweight to all three. In addition, non-corporate credit sectors outpaced duration-like Treasuries by 92 bps in 2021. As a result, an overweight to broad investment grade credit was beneficial to performance during the fiscal year.

The Portfolio’s overweight allocation to CMBS was a positive to performance as it was the top performing securitized asset sector within the Portfolio’s benchmark during the fiscal year. According to the Bloomberg CMBS Index, the sector generated excess returns of 105 bps in 2021. The only material detractor from returns in the year was a small cash position.

Richard Figuly, CFA

Steven Lear, CFA

Justin Rucker, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	32.3%
U.S. Government Agency Obligations	24.4
U.S. Government Obligations	21.8
Asset-Backed Securities	8.3
Mortgage-Backed Securities	7.6
Repurchase Agreement	6.6
Other Investment Company	3.1
Foreign Government Obligations	1.1
Municipal Government Obligations	0.3
Net Other Assets (Liabilities)	(5.5)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	7.79
Duration †	5.94

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	46.2%
AAA	10.4
AA	2.5
A	9.2
BBB	24.4
BB	0.5
B	0.0 *
CCC and Below	0.0 *
Not Rated	12.3
Net Other Assets (Liabilities)	(5.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(1.03)%	3.67%	2.96%	10/02/1986
Bloomberg US Aggregate Bond Index (A)	(1.54)%	3.57%	2.90%
Service Class	(1.27)%	3.43%	2.70%	05/01/2003

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that it may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$999.20	$2.62	$1,022.60	$2.65	0.52%
Service Class	1,000.00	997.50	3.88	1,021.30	3.92	0.77

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 8.3%
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (A)	$656,249	$644,737
American Homes 4 Rent Trust
Series 2014-SFR2, Class A,
3.79%, 10/17/2036 (A)	437,090	453,574
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (A)	150,000	161,116
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (A)	175,000	189,351
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (A)	832,934	871,473
Series 2015-SFR1, Class D,
4.41%, 04/17/2052 (A)	1,200,000	1,247,135
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (A)	292,500	313,599
Series 2015-SFR2, Class D,
5.04%, 10/17/2052 (A)	700,000	752,064
Series 2015-SFR2, Class E,
6.07%, 10/17/2052 (A)	430,000	470,368
American Tower Trust #1 Series 2013, Class 2A, 3.07%, 03/15/2048 (A)	350,000	350,294
Business Jet Securities LLC
Series 2019-1, Class A,
4.21%, 07/15/2034 (A)	746,261	751,153
Series 2020-1A, Class A,
2.98%, 11/15/2035 (A)	711,758	710,845
Series 2021-1A, Class A,
2.16%, 04/15/2036 (A)	480,376	471,721
BVRT Financing Trust 0.01%, 11/10/2032 (B) (C)	23,952	23,952
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (D)	1,039,313	1,068,414
CarNow Auto Receivables Trust Series 2021-1A, Class A, 0.97%, 10/15/2024 (A)	516,434	516,353
Carvana Auto Receivables Trust
Series 2019-2A, Class C,
3.00%, 06/17/2024 (A)	1,350,000	1,359,215
Series 2019-3A, Class D,
3.04%, 04/15/2025 (A)	1,620,000	1,655,444
Chase Funding Loan Acquisition Trust Series 2003-C2, Class 1A, 4.75%, 12/25/2019	4	4
Chase Funding Trust Series 2003-6, Class 1A7, 4.92% (E), 11/25/2034	19,633	20,530
Consumer Receivables Asset Investment Trust Series 2021-1, Class A1X, 3-Month LIBOR + 3.00%, 3.22% (E), 03/24/2023 (A)	1,670,000	1,669,998
Corevest American Finance Trust
Series 2019-1, Class B,
3.88%, 03/15/2052 (A)	690,000	753,405
Series 2019-3, Class A,
2.71%, 10/15/2052 (A)	615,973	629,396

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Credit Acceptance Auto Loan Trust Series 2021-2A, Class A, 0.96%, 02/15/2030 (A)	$ 870,000	$ 864,797
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 02/16/2027 (A)	341,622	340,914
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 02/27/2051 (A)	650,000	637,398
Diamond Resorts Owner Trust
Series 2017-1A, Class A,
3.27%, 10/22/2029 (A)	100,174	100,567
Series 2018-1, Class A,
3.70%, 01/21/2031 (A)	178,629	181,845
Drive Auto Receivables Trust
Series 2017-3, Class D,
3.53%, 12/15/2023 (A)	44,571	44,632
Series 2019-1, Class D,
4.09%, 06/15/2026	340,000	347,496
DT Auto Owner Trust
Series 2019-4A, Class C,
2.73%, 07/15/2025 (A)	1,121,000	1,130,911
Series 2021-2A, Class C,
1.10%, 02/16/2027 (A)	466,000	462,218
Exeter Automobile Receivables Trust
Series 2017-3A, Class C,
3.68%, 07/17/2023 (A)	217,587	219,365
Series 2019-3A, Class D,
3.11%, 08/15/2025 (A)	1,180,000	1,206,916
FirstKey Homes Trust Series 2020-SFR2, Class E, 2.67%, 10/19/2037 (A)	1,000,000	995,698
Flagship Credit Auto Trust
Series 2019-4, Class D,
3.12%, 01/15/2026 (A)	1,350,000	1,388,927
Series 2021-4, Class C,
1.96%, 12/15/2027 (A)	1,200,000	1,196,353
Foundation Finance Trust Series 2019-1A, Class A, 3.86%, 11/15/2034 (A)	192,442	197,274
FTF Funding II LLC Series 2019-1, Class A, Zero Coupon, 08/15/2024	183,011	182,187
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (A)	17,511	17,647
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051	527,561	486,565
Series 2017-1A, Class A,
3.74%, 10/15/2052 (A)	102,759	106,349
Series 2017-2A, Class A,
3.26%, 10/15/2053 (A)	459,647	467,293
Series 2019-2A, Class A,
2.76%, 04/15/2055 (A)	556,967	559,292
Hero Funding Trust
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (A)	290,560	303,719

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Hero Funding Trust (continued)
Series 2017-3A, Class A2,
3.95%, 09/20/2048 (A)	$ 331,756	$ 340,382
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	80,217	81,311
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.79% (E), 08/25/2038 (A)	235,352	5,017
Series 2013-2, Class A,
1.56% (E), 03/25/2039 (A)	255,240	9,806
Series 2014-2, Class A,
2.83% (E), 04/25/2040 (A)	133,407	10,549
LP LMS Asset Securitization Trust Series 2021-2A, Class A, 1.75%, 01/15/2029 (A)	1,151,644	1,148,952
Mariner Finance Issuance Trust
Series 2019-AA, Class B,
3.51%, 07/20/2032 (A)	785,000	797,074
Series 2019-AA, Class C,
4.01%, 07/20/2032 (A)	2,060,000	2,086,865
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 03/20/2026 (A)	560,000	559,491
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A,
3.84%, 12/25/2025 (A)	780,118	783,474
Series 2021-FHT1, Class A,
3.10%, 07/25/2026 (A)	1,647,985	1,642,570
Series 2021-GNT1, Class A,
3.47%, 11/25/2026 (A)	958,883	958,101
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 03/08/2028 (A)	315,000	314,293
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 05/08/2031 (A)	500,000	496,850
Orange Lake Timeshare Trust Series 2019-A, Class C, 3.61%, 04/09/2038 (A)	1,053,613	1,069,986
Regional Management Issuance Trust Series 2019-1, Class B, 3.43%, 11/15/2028 (A)	1,400,000	1,407,318
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	129,947	133,835
Santander Drive Auto Receivables Trust Series 2019-1, Class C, 3.42%, 04/15/2025	28,149	28,184
SART Series 2018-1, 4.75%, 06/15/2025	463,790	463,790
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 2.92% (E), 01/25/2036	14,838	14,935
SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026 (B) (C)	1,000,000	1,000,000

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Tricolor Auto Securitization Trust Series 2020-1A, Class A, 4.88%, 11/15/2026 (A)	$ 348,070	$ 350,295
Upstart Securitization Trust Series 2021-1, Class A, 0.87%, 03/20/2031 (A)	565,820	563,893
US Auto Funding LLC Series 2019-1A, Class B, 3.99%, 12/15/2022 (A)	46,339	46,376
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (A)	368,060	367,369
VM Debt Trust Series 2019-1, 7.50%, 06/15/2024 (B)	894,982	894,982
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	136,601	140,532

Total Asset-Backed Securities (Cost $42,130,367)		42,238,734

CORPORATE DEBT SECURITIES - 32.3%
Aerospace & Defense - 0.9%
Airbus SE 3.15%, 04/10/2027 (A)	164,000	173,614
BAE Systems PLC
1.90%, 02/15/2031 (A)	268,000	254,574
3.00%, 09/15/2050 (A)	200,000	195,428
Boeing Co.
1.17%, 02/04/2023	225,000	225,028
1.43%, 02/04/2024	455,000	454,380
1.95%, 02/01/2024	305,000	308,512
2.20%, 02/04/2026	275,000	275,010
2.75%, 02/01/2026	295,000	303,582
3.10%, 05/01/2026	130,000	135,518
3.25%, 03/01/2028	224,000	231,995
4.88%, 05/01/2025	145,000	158,703
5.15%, 05/01/2030	220,000	256,560
5.71%, 05/01/2040	190,000	244,619
L3 Harris Technologies, Inc. 1.80%, 01/15/2031	230,000	219,773
Northrop Grumman Corp.
3.25%, 01/15/2028	75,000	80,327
3.85%, 04/15/2045	38,000	43,203
Precision Castparts Corp. 4.20%, 06/15/2035	170,000	198,926
Raytheon Technologies Corp.
3.20%, 03/15/2024	70,000	72,860
3.75%, 11/01/2046	155,000	173,254
4.15%, 05/15/2045	163,000	190,560
4.50%, 06/01/2042	241,000	300,356

		4,496,782

Airlines - 0.8%
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (A)	135,424	137,606
3.55%, 07/15/2031 (A)	192,133	187,384
4.13%, 11/15/2026 (A)	156,467	160,216

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
American Airlines Pass-Through Trust
3.00%, 04/15/2030	$ 324,941	$ 322,901
3.38%, 11/01/2028	169,093	167,550
3.65%, 02/15/2029	94,531	98,658
3.70%, 04/01/2028	78,171	79,318
British Airways Pass-Through Trust
3.30%, 06/15/2034 (A)	268,183	276,173
4.13%, 03/20/2033 (A)	246,698	249,904
Continental Airlines Pass-Through Trust 5.98%, 10/19/2023	7,510	7,596
Delta Air Lines Pass-Through Trust 3.63%, 01/30/2029	295,649	310,741
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	124,031	125,526
United Airlines Pass-Through Trust
3.10%, 04/07/2030	252,337	249,692
3.50%, 11/01/2029	472,106	467,593
3.65%, 07/07/2027	114,838	113,582
3.70%, 09/01/2031	347,765	351,778
4.15%, 02/25/2033	274,518	300,014
4.55%, 08/25/2031	246,075	264,605

		3,870,837

Auto Components - 0.0% (F)
Lear Corp. 2.60%, 01/15/2032	110,000	108,462

Automobiles - 0.3%
General Motors Co. 6.13%, 10/01/2025	130,000	149,400
Nissan Motor Co. Ltd.
3.52%, 09/17/2025 (A)	492,000	515,935
4.35%, 09/17/2027 (A)	700,000	756,175

		1,421,510

Banks - 6.2%
ABN AMRO Bank NV
Fixed until 12/13/2028, 2.47% (E), 12/13/2029 (A)	300,000	300,270
4.75%, 07/28/2025 (A)	200,000	217,769
AIB Group PLC 4.75%, 10/12/2023 (A)	290,000	306,772
ANZ New Zealand International Ltd. 2.55%, 02/13/2030 (A)	391,000	403,618
Banco Nacional de Panama 2.50%, 08/11/2030 (A)	300,000	281,253
Banco Santander SA
Fixed until 09/14/2026, 1.72% (E), 09/14/2027	200,000	196,477
1.85%, 03/25/2026	400,000	398,007
2.75%, 05/28/2025 - 12/03/2030	600,000	609,534
Bank of America Corp.
Fixed until 06/14/2028, 2.09% (E), 06/14/2029	219,000	217,647
Fixed until 02/13/2030, 2.50% (E), 02/13/2031	500,000	501,779
Fixed until 10/20/2031, 2.57% (E), 10/20/2032	305,000	306,829
Fixed until 04/29/2030, 2.59% (E), 04/29/2031	363,000	367,070

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
Fixed until 06/19/2040, 2.68% (E), 06/19/2041	$ 1,077,000	$ 1,039,571
Fixed until 12/20/2027, 3.42% (E), 12/20/2028	430,000	459,423
Fixed until 04/24/2027, 3.71% (E), 04/24/2028	700,000	760,147
3.95%, 04/21/2025	368,000	393,495
Fixed until 03/05/2028, 3.97% (E), 03/05/2029	81,000	88,753
4.00%, 01/22/2025	400,000	427,329
4.25%, 10/22/2026	284,000	313,552
Bank of Ireland Group PLC Fixed until 09/30/2026, 2.03% (E), 09/30/2027 (A)	203,000	199,359
Bank of Montreal Fixed until 12/15/2027, 3.80% (E), 12/15/2032	110,000	118,068
Barclays PLC
Fixed until 12/10/2023, 1.01% (E), 12/10/2024	377,000	374,294
Fixed until 11/24/2031, 2.89% (E), 11/24/2032	200,000	201,654
3.65%, 03/16/2025	200,000	211,241
Fixed until 02/15/2022, 4.61% (E), 02/15/2023	300,000	301,285
BNP Paribas SA
Fixed until 09/15/2028, 2.16% (E), 09/15/2029 (A)	345,000	338,090
Fixed until 06/09/2025, 2.22% (E), 06/09/2026 (A)	350,000	353,409
Fixed until 08/12/2030, 2.59% (E), 08/12/2035 (A)	320,000	306,887
Fixed until 01/13/2030, 3.05% (E), 01/13/2031 (A)	385,000	396,434
BPCE SA
1.00%, 01/20/2026 (A)	250,000	241,946
Fixed until 10/06/2025, 1.65% (E), 10/06/2026 (A)	250,000	246,776
Fixed until 01/20/2031, 2.28% (E), 01/20/2032 (A)	250,000	241,154
4.00%, 09/12/2023 (A)	250,000	261,793
4.63%, 07/11/2024 (A)	200,000	213,810
Citigroup, Inc.
Fixed until 11/03/2031, 2.52% (E), 11/03/2032	100,000	100,001
Fixed until 05/01/2031, 2.56% (E), 05/01/2032	430,000	432,722
Fixed until 04/08/2025, 3.11% (E), 04/08/2026	450,000	471,940
Fixed until 04/24/2024, 3.35% (E), 04/24/2025	175,000	182,759
Fixed until 10/27/2027, 3.52% (E), 10/27/2028	150,000	161,014
Fixed until 07/24/2027, 3.67% (E), 07/24/2028	886,000	956,223
3.88%, 03/26/2025	100,000	106,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. (continued)
Fixed until 03/20/2029, 3.98% (E), 03/20/2030	$ 400,000	$ 441,941
4.40%, 06/10/2025	215,000	234,220
4.45%, 09/29/2027	48,000	53,553
5.30%, 05/06/2044	34,000	44,495
8.13%, 07/15/2039	28,000	47,446
Citizens Financial Group, Inc. 2.64%, 09/30/2032	58,000	57,365
Commonwealth Bank of Australia 3.31%, 03/11/2041 (A)	250,000	255,567
Cooperatieve Rabobank UA 3.75%, 07/21/2026	455,000	490,272
Credit Agricole SA
Fixed until 01/26/2026, 1.25% (E), 01/26/2027 (A)	402,000	391,373
Fixed until 06/16/2025, 1.91% (E), 06/16/2026 (A)	400,000	400,944
2.81%, 01/11/2041 (A)	250,000	239,900
Credit Suisse AG 1.25%, 08/07/2026	300,000	292,621
Danske Bank A/S
Fixed until 12/08/2022, 1.17% (E), 12/08/2023 (A)	495,000	494,914
2.70%, 03/02/2022 (A)	200,000	200,765
HSBC Holdings PLC
Fixed until 09/22/2027, 2.01% (E), 09/22/2028	445,000	435,916
Fixed until 08/17/2028, 2.21% (E), 08/17/2029	200,000	196,221
Fixed until 08/18/2030, 2.36% (E), 08/18/2031	310,000	303,191
Fixed until 05/18/2023, 3.95% (E), 05/18/2024	229,000	237,506
Fixed until 03/13/2027, 4.04% (E), 03/13/2028	650,000	703,048
4.38%, 11/23/2026	200,000	219,544
ING Groep NV Fixed until 07/01/2025, 1.40% (E), 07/01/2026 (A)	210,000	207,873
Lloyds Banking Group PLC
Fixed until 05/11/2026, 1.63% (E), 05/11/2027	245,000	241,324
4.38%, 03/22/2028	200,000	224,534
4.58%, 12/10/2025	200,000	218,270
Macquarie Bank Ltd. Fixed until 03/03/2031, 3.05% (E), 03/03/2036 (A)	425,000	419,434
Mitsubishi UFJ Financial Group, Inc.
2.05%, 07/17/2030	360,000	350,028
3.75%, 07/18/2039	250,000	284,150
Mizuho Financial Group, Inc.
Fixed until 05/22/2026, 1.23% (E), 05/22/2027	255,000	247,369
Fixed until 05/25/2025, 2.23% (E), 05/25/2026	625,000	634,510
National Australia Bank Ltd. Fixed until 08/02/2029, 3.93% (E), 08/02/2034 (A)	345,000	366,149

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Natwest Group PLC
Fixed until 11/01/2024, 3.75% (E), 11/01/2029	$ 338,000	$ 352,510
3.88%, 09/12/2023	200,000	208,571
Fixed until 03/22/2024, 4.27% (E), 03/22/2025	200,000	211,860
Fixed until 05/08/2029, 4.45% (E), 05/08/2030	330,000	370,969
NatWest Markets PLC 1.60%, 09/29/2026 (A)	350,000	344,474
Nordea Bank Abp 1.50%, 09/30/2026 (A)	200,000	196,665
Santander UK Group Holdings PLC Fixed until 06/14/2026, 1.67% (E), 06/14/2027	230,000	225,312
Societe Generale SA
Fixed until 12/14/2025, 1.49% (E), 12/14/2026 (A)	470,000	457,983
Fixed until 06/09/2026, 1.79% (E), 06/09/2027 (A)	200,000	195,806
Fixed until 06/09/2031, 2.89% (E), 06/09/2032 (A)	420,000	419,431
3.00%, 01/22/2030 (A) (G)	389,000	401,987
4.25%, 04/14/2025 (A)	200,000	212,909
Standard Chartered PLC
Fixed until 01/30/2025, 2.82% (E), 01/30/2026 (A)	220,000	225,606
Fixed until 01/20/2022, 4.25% (E), 01/20/2023 (A)	300,000	300,431
4.30%, 02/19/2027 (A)	200,000	213,621
5.20%, 01/26/2024 (A)	200,000	213,461
Sumitomo Mitsui Financial Group, Inc.
2.63%, 07/14/2026	107,000	110,838
3.04%, 07/16/2029	440,000	459,014
Svenska Handelsbanken AB 0.63%, 06/30/2023 (A)	410,000	408,850
UniCredit SpA
Fixed until 09/22/2025, 2.57% (E), 09/22/2026 (A)	350,000	349,259
Fixed until 06/19/2027, 5.86% (E), 06/19/2032 (A)	200,000	218,479
Wells Fargo & Co.
Fixed until 04/30/2040, 3.07% (E), 04/30/2041	397,000	408,265
Fixed until 06/17/2026, 3.20% (E), 06/17/2027	685,000	722,526
4.10%, 06/03/2026	258,000	281,341
4.40%, 06/14/2046	96,000	114,140
4.65%, 11/04/2044	184,000	223,423
4.90%, 11/17/2045	112,000	141,277
Westpac Banking Corp.
3.13%, 11/18/2041	219,000	217,870
Fixed until 11/23/2026, 4.32% (E), 11/23/2031	180,000	194,776
4.42%, 07/24/2039	195,000	228,552

		31,571,558

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Beverages - 0.7%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036	$ 872,000	$ 1,053,846
Anheuser-Busch InBev Finance, Inc. 4.70%, 02/01/2036	240,000	286,140
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	250,000	299,815
4.60%, 06/01/2060	100,000	124,273
Coca-Cola Femsa SAB de CV
1.85%, 09/01/2032	150,000	141,360
2.75%, 01/22/2030	275,000	281,259
Constellation Brands, Inc.
2.88%, 05/01/2030	490,000	503,360
4.40%, 11/15/2025	100,000	109,660
5.25%, 11/15/2048	55,000	72,317
Fomento Economico Mexicano SAB de CV 3.50%, 01/16/2050	280,000	293,625
Keurig Dr. Pepper, Inc.
3.43%, 06/15/2027	50,000	53,513
4.42%, 05/25/2025	86,000	93,603
4.99%, 05/25/2038	124,000	153,587

		3,466,358

Biotechnology - 0.6%
AbbVie, Inc.
3.45%, 03/15/2022	139,000	139,127
3.85%, 06/15/2024	302,000	319,744
4.05%, 11/21/2039	858,000	989,025
4.40%, 11/06/2042	205,000	245,300
4.50%, 05/14/2035	200,000	239,935
Biogen, Inc.
2.25%, 05/01/2030	306,000	301,653
3.15%, 05/01/2050	80,000	77,190
Gilead Sciences, Inc. 2.60%, 10/01/2040	325,000	313,980
Regeneron Pharmaceuticals, Inc. 1.75%, 09/15/2030	480,000	454,413

		3,080,367

Building Products - 0.2%
Lennox International, Inc. 1.35%, 08/01/2025	570,000	562,912
Masco Corp.
2.00%, 10/01/2030	90,000	86,492
6.50%, 08/15/2032	130,000	172,099

		821,503

Capital Markets - 2.3%
Blackstone Secured Lending Fund 3.65%, 07/14/2023	210,000	216,483
Credit Suisse Group AG
Fixed until 02/02/2026, 1.31% (E), 02/02/2027 (A)	260,000	251,202
Fixed until 06/05/2025, 2.19% (E), 06/05/2026 (A)	250,000	251,506
Fixed until 09/11/2024, 2.59% (E), 09/11/2025 (A)	355,000	362,585
4.28%, 01/09/2028 (A)	300,000	325,846

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Deutsche Bank AG
Fixed until 11/24/2025, 2.13% (E), 11/24/2026	$ 215,000	$ 214,752
3.30%, 11/16/2022	200,000	204,147
3.70%, 05/30/2024	267,000	280,612
Goldman Sachs Group, Inc.
Fixed until 03/09/2026, 1.43% (E), 03/09/2027	625,000	612,591
Fixed until 10/21/2026, 1.95% (E), 10/21/2027	165,000	164,373
Fixed until 01/27/2031, 1.99% (E), 01/27/2032	120,000	115,184
Fixed until 07/21/2031, 2.38% (E), 07/21/2032	285,000	280,938
3.50%, 11/16/2026	292,000	311,333
Fixed until 06/05/2027, 3.69% (E), 06/05/2028	1,018,000	1,096,940
3.85%, 01/26/2027	1,590,000	1,709,737
4.25%, 10/21/2025	100,000	109,100
Macquarie Group Ltd. Fixed until 01/15/2029, 5.03% (E), 01/15/2030 (A)	700,000	809,406
Morgan Stanley
Fixed until 02/13/2031, 1.79% (E), 02/13/2032	340,000	322,194
Fixed until 04/28/2025, 2.19% (E), 04/28/2026	800,000	816,037
Fixed until 07/22/2027, 3.59% (E), 07/22/2028	356,000	384,056
Fixed until 01/24/2028, 3.77% (E), 01/24/2029	112,000	121,967
4.10%, 05/22/2023	150,000	156,212
4.35%, 09/08/2026	200,000	220,934
Fixed until 01/23/2029, 4.43% (E), 01/23/2030	383,000	436,819
5.00%, 11/24/2025	269,000	301,108
Nomura Holdings, Inc.
2.65%, 01/16/2025	377,000	387,847
2.68%, 07/16/2030	200,000	199,292
UBS Group AG
Fixed until 08/13/2029, 3.13% (E), 08/13/2030 (A)	200,000	209,241
3.49%, 05/23/2023 (A)	480,000	484,869
4.13%, 09/24/2025 (A)	210,000	226,830

		11,584,141

Chemicals - 0.3%
Air Liquide Finance SA 2.25%, 09/27/2023 (A)	200,000	204,074
Albemarle Corp. 5.45%, 12/01/2044	50,000	65,227
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 5.13%, 04/01/2025 (A)	464,000	515,380
Dow Chemical Co. 5.25%, 11/15/2041	45,000	57,673
DuPont de Nemours, Inc. 5.32%, 11/15/2038	100,000	129,150

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
International Flavors & Fragrances, Inc. 5.00%, 09/26/2048	$ 89,000	$ 114,774
Nutrien Ltd.
4.13%, 03/15/2035	200,000	227,561
5.00%, 04/01/2049	80,000	107,478

		1,421,317

Commercial Services & Supplies - 0.1%
Brambles USA, Inc. 4.13%, 10/23/2025 (A)	100,000	108,188
ERAC USA Finance LLC 5.63%, 03/15/2042 (A)	59,000	80,120
Republic Services, Inc. 1.45%, 02/15/2031	250,000	232,745
Triton Container International Ltd. 1.15%, 06/07/2024 (A)	275,000	271,130

		692,183

Construction & Engineering - 0.1%
Quanta Services, Inc.
2.35%, 01/15/2032	265,000	257,609
2.90%, 10/01/2030	380,000	386,835

		644,444

Construction Materials - 0.0% (F)
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	200,000	213,595

Consumer Finance - 0.6%
BMW US Capital LLC 2.25%, 09/15/2023 (A)	180,000	183,820
Capital One Financial Corp. 4.20%, 10/29/2025	50,000	54,386
General Motors Financial Co., Inc.
1.20%, 10/15/2024	80,000	79,429
1.25%, 01/08/2026	473,000	463,018
2.35%, 01/08/2031	316,000	307,915
2.70%, 06/10/2031	215,000	214,478
4.35%, 01/17/2027	114,000	125,655
Hyundai Capital America
1.15%, 11/10/2022 (A)	406,000	407,030
1.30%, 01/08/2026 (A)	115,000	111,766
1.50%, 06/15/2026 (A)	220,000	213,973
1.80%, 10/15/2025 - 01/10/2028 (A)	360,000	352,078
2.38%, 10/15/2027 (A)	140,000	139,312
Stellantis Finance US, Inc. 1.71%, 01/29/2027 (A)	312,000	306,866
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (A)	200,000	194,113

		3,153,839

Containers & Packaging - 0.1%
Graphic Packaging International LLC 1.51%, 04/15/2026 (A)	284,000	279,045
International Paper Co. 8.70%, 06/15/2038	50,000	81,710
Packaging Corp. of America 4.05%, 12/15/2049	140,000	163,963

		524,718

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Consumer Services - 0.2%
Ford Foundation 2.82%, 06/01/2070	$ 100,000	$ 103,654
Nationwide Building Society 1.00%, 08/28/2025 (A)	200,000	194,898
Pepperdine University 3.30%, 12/01/2059	200,000	213,130
SART 4.75%, 07/15/2024	365,733	365,550
University of Southern California 3.23%, 10/01/2120	200,000	204,640

		1,081,872

Diversified Financial Services - 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.75%, 01/30/2026	150,000	147,197
2.45%, 10/29/2026	150,000	151,329
2.88%, 08/14/2024	255,000	262,352
3.00%, 10/29/2028	175,000	177,626
3.30%, 01/30/2032	165,000	168,432
4.50%, 09/15/2023	630,000	660,885
Aviation Capital Group LLC
4.13%, 08/01/2025 (A)	250,000	263,698
5.50%, 12/15/2024 (A)	243,000	265,921
Brookfield Finance, Inc.
3.90%, 01/25/2028	84,000	92,214
4.70%, 09/20/2047	123,000	151,536
China Southern Power Grid International Finance BVI Co. Ltd. 3.50%, 05/08/2027 (A)	240,000	257,020
GE Capital International Funding Co. Unlimited 4.42%, 11/15/2035	773,000	923,828
Jefferies Group LLC 6.45%, 06/08/2027	56,000	68,269
LSEGA Financing PLC 2.00%, 04/06/2028 (A)	475,000	469,243
Mitsubishi HC Capital, Inc. 2.65%, 09/19/2022 (A)	200,000	202,202
Private Export Funding Corp. 3.55%, 01/15/2024	150,000	157,719

		4,419,471

Diversified Telecommunication Services - 0.8%
AT&T, Inc.
1.65%, 02/01/2028	60,000	58,778
2.25%, 02/01/2032	385,000	372,492
2.30%, 06/01/2027	600,000	610,808
3.10%, 02/01/2043	580,000	565,551
3.50%, 06/01/2041	165,000	170,043
3.55%, 09/15/2055	123,000	123,940
3.80%, 12/01/2057	170,000	177,698
GTP Acquisition Partners I LLC 3.48%, 06/15/2050 (A)	226,000	234,968
Verizon Communications, Inc.
2.10%, 03/22/2028	105,000	105,285
2.65%, 11/20/2040	268,000	255,397
2.99%, 10/30/2056	218,000	207,255
4.27%, 01/15/2036	330,000	387,664

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc. (continued)
4.40%, 11/01/2034	$ 568,000	$ 662,489

		3,932,368

Electric Utilities - 1.9%
AEP Transmission Co. LLC 4.00%, 12/01/2046	93,000	107,371
Alabama Power Co. 4.10%, 01/15/2042	66,000	73,809
Appalachian Power Co. 6.70%, 08/15/2037	50,000	69,357
Ausgrid Finance Pty Ltd. 3.85%, 05/01/2023 (A)	400,000	410,773
Baltimore Gas & Electric Co. 2.90%, 06/15/2050	120,000	119,700
Duke Energy Carolinas LLC 6.00%, 12/01/2028	100,000	123,618
Duke Energy Progress LLC 4.10%, 03/15/2043	75,000	86,906
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (A)	230,000	243,255
Edison International
3.55%, 11/15/2024	200,000	209,243
5.75%, 06/15/2027	110,000	125,493
Emera US Finance LP 4.75%, 06/15/2046	220,000	259,972
Enel Finance International NV 3.50%, 04/06/2028 (A)	200,000	213,941
Entergy Arkansas LLC 2.65%, 06/15/2051	175,000	163,291
Entergy Louisiana LLC 2.90%, 03/15/2051	130,000	127,842
Entergy Texas, Inc. 3.55%, 09/30/2049	100,000	105,867
Evergy Metro, Inc. 5.30%, 10/01/2041	100,000	130,411
Evergy, Inc. 2.90%, 09/15/2029	320,000	327,848
Exelon Generation Co. LLC 6.25%, 10/01/2039	150,000	187,753
Fortis, Inc. 3.06%, 10/04/2026	310,000	322,871
ITC Holdings Corp. 2.95%, 05/14/2030 (A)	120,000	122,647
Jersey Central Power & Light Co.
4.30%, 01/15/2026 (A)	240,000	260,384
6.15%, 06/01/2037	70,000	92,757
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	58,823	71,579
Massachusetts Electric Co. 4.00%, 08/15/2046 (A)	105,000	114,858
Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028 (A)	110,000	120,910
Nevada Power Co.
5.38%, 09/15/2040	92,000	118,749
5.45%, 05/15/2041	50,000	65,302
New England Power Co. 3.80%, 12/05/2047 (A)	95,000	104,002

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Niagara Mohawk Power Corp. 1.96%, 06/27/2030 (A)	$ 250,000	$ 239,145
NRG Energy, Inc.
2.00%, 12/02/2025 (A)	195,000	196,326
2.45%, 12/02/2027 (A)	215,000	213,187
4.45%, 06/15/2029 (A)	220,000	239,526
OGE Energy Corp. 0.70%, 05/26/2023	140,000	139,366
Oklahoma Gas & Electric Co. 0.55%, 05/26/2023	170,000	168,891
Oncor Electric Delivery Co. LLC 5.75%, 03/15/2029	50,000	61,231
Pacific Gas & Electric Co.
1.37%, 03/10/2023	375,000	372,686
1.70%, 11/15/2023	170,000	170,404
1.75%, 06/16/2022	1,165,000	1,165,003
2.95%, 03/01/2026	130,000	132,126
3.45%, 07/01/2025	210,000	217,723
3.75%, 08/15/2042	83,000	77,467
4.30%, 03/15/2045	140,000	141,962
PECO Energy Co. 2.80%, 06/15/2050	110,000	108,026
Pennsylvania Electric Co. 3.25%, 03/15/2028 (A)	38,000	39,774
Southern California Edison Co.
1.85%, 02/01/2022	5,000	5,004
4.05%, 03/15/2042	250,000	271,037
5.55%, 01/15/2036	70,000	85,983
6.05%, 03/15/2039	60,000	78,843
Toledo Edison Co. 6.15%, 05/15/2037	200,000	274,394
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	62,000	70,322
Tucson Electric Power Co. 4.85%, 12/01/2048	350,000	452,534
Virginia Electric & Power Co. 4.45%, 02/15/2044	28,000	34,278

		9,435,747

Electrical Equipment - 0.0% (F)
Eaton Corp.
4.00%, 11/02/2032	21,000	24,159
5.80%, 03/15/2037	100,000	126,817
7.63%, 04/01/2024	75,000	84,634

		235,610

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc.
3.25%, 09/08/2024	66,000	68,898
3.88%, 01/12/2028	155,000	167,957
4.50%, 03/01/2023	30,000	30,865
Corning, Inc.
3.90%, 11/15/2049	148,000	166,367
5.35%, 11/15/2048 (G)	115,000	159,106

		593,193

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services - 0.1%
Baker Hughes Holdings LLC 5.13%, 09/15/2040	$ 100,000	$ 125,137
Halliburton Co. 7.60%, 08/15/2096 (A)	50,000	67,457
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	227,000	245,392
Texas Eastern Transmission LP
2.80%, 10/15/2022 (A)	81,000	81,879
3.50%, 01/15/2028 (A)	37,000	39,549

		559,414

Entertainment - 0.1%
Activision Blizzard, Inc. 1.35%, 09/15/2030	239,000	220,695
Walt Disney Co.
7.30%, 04/30/2028	50,000	65,644
8.88%, 04/26/2023	80,000	88,266
9.50%, 07/15/2024	70,000	84,531

		459,136

Equity Real Estate Investment Trusts - 1.8%
Alexandria Real Estate Equities, Inc. 1.88%, 02/01/2033	140,000	131,730
American Tower Corp.
1.50%, 01/31/2028	330,000	315,973
1.88%, 10/15/2030	290,000	274,347
2.10%, 06/15/2030	160,000	154,217
2.95%, 01/15/2051	87,000	82,731
3.10%, 06/15/2050	133,000	129,711
3.70%, 10/15/2049	300,000	320,871
Brixmor Operating Partnership LP
2.25%, 04/01/2028	200,000	199,100
2.50%, 08/16/2031	100,000	97,914
3.85%, 02/01/2025	200,000	211,530
Corporate Office Properties LP 2.75%, 04/15/2031	325,000	323,500
Crown Castle International Corp.
2.25%, 01/15/2031	320,000	312,149
4.00%, 03/01/2027	47,000	51,108
Duke Realty LP
2.88%, 11/15/2029	100,000	103,997
3.25%, 06/30/2026	43,000	45,665
Equinix, Inc. 2.90%, 11/18/2026	300,000	310,968
Essex Portfolio LP 2.65%, 03/15/2032	255,000	256,115
GAIF Bond Issuer Pty Ltd. 3.40%, 09/30/2026 (A)	174,000	185,526
Goodman US Finance Three LLC 3.70%, 03/15/2028 (A)	108,000	116,598
Healthcare Trust of America Holdings LP 2.00%, 03/15/2031 (G)	160,000	151,561
Healthpeak Properties, Inc.
2.13%, 12/01/2028 (G)	330,000	330,751
3.50%, 07/15/2029	260,000	282,179
Life Storage LP
2.40%, 10/15/2031	125,000	123,011
4.00%, 06/15/2029	305,000	338,373
Mid-America Apartments LP 1.70%, 02/15/2031	160,000	152,967

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
National Retail Properties, Inc. 4.00%, 11/15/2025	$ 204,000	$ 221,023
Office Properties Income Trust
2.40%, 02/01/2027 (G)	255,000	246,991
3.45%, 10/15/2031	115,000	111,554
4.00%, 07/15/2022	196,000	198,599
Physicians Realty LP 2.63%, 11/01/2031	130,000	129,360
Public Storage
1.95%, 11/09/2028	155,000	154,597
2.25%, 11/09/2031	130,000	130,809
Realty Income Corp. 3.25%, 01/15/2031	200,000	215,280
Regency Centers LP 2.95%, 09/15/2029	240,000	249,254
Sabra Health Care LP 3.20%, 12/01/2031	205,000	200,566
Safehold Operating Partnership LP 2.85%, 01/15/2032 (G)	396,000	388,646
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (A)	300,000	315,942
SITE Centers Corp. 3.63%, 02/01/2025	198,000	207,353
UDR, Inc.
2.10%, 08/01/2032	170,000	161,799
2.95%, 09/01/2026	72,000	74,873
3.20%, 01/15/2030	265,000	278,670
Welltower, Inc.
2.70%, 02/15/2027	42,000	43,782
3.10%, 01/15/2030	225,000	235,938
6.50%, 03/15/2041	100,000	145,079
WP Carey, Inc. 2.25%, 04/01/2033	340,000	322,705

		9,035,412

Food & Staples Retailing - 0.4%
7-Eleven, Inc.
1.30%, 02/10/2028 (A)	137,000	130,587
2.50%, 02/10/2041 (A)	139,000	128,628
Alimentation Couche-Tard, Inc.
2.95%, 01/25/2030 (A) (G)	160,000	165,428
3.44%, 05/13/2041 (A)	135,000	139,330
3.63%, 05/13/2051 (A)	150,000	158,349
3.80%, 01/25/2050 (A)	280,000	303,982
CK Hutchison International 19 Ltd. 3.63%, 04/11/2029 (A) (G)	245,000	268,256
CVS Pass-Through Trust
5.93%, 01/10/2034 (A)	188,647	224,044
8.35%, 07/10/2031 (A)	226,046	287,945
Kroger Co. 5.40%, 07/15/2040	12,000	15,753

		1,822,302

Food Products - 0.3%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	395,000	401,322
Campbell Soup Co. 3.13%, 04/24/2050	89,000	87,935

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Conagra Brands, Inc. 5.30%, 11/01/2038	$ 60,000	$ 76,103
McCormick & Co., Inc. 2.50%, 04/15/2030	397,000	401,700
Mead Johnson Nutrition Co. 4.60%, 06/01/2044	35,000	45,214
Smithfield Foods, Inc. 3.00%, 10/15/2030 (A)	400,000	398,782

		1,411,056

Gas Utilities - 0.2%
Atmos Energy Corp.
0.63%, 03/09/2023	105,000	104,605
4.13%, 10/15/2044	75,000	87,554
4.15%, 01/15/2043	138,000	160,007
Boston Gas Co. 4.49%, 02/15/2042 (A)	26,000	29,605
CenterPoint Energy Resources Corp. 5.85%, 01/15/2041	100,000	135,541
One Gas, Inc. 2.00%, 05/15/2030	230,000	223,921
Southern Co. Gas Capital Corp.
3.95%, 10/01/2046	59,000	64,970
4.40%, 06/01/2043	63,000	71,982
5.88%, 03/15/2041	146,000	199,110
Southwest Gas Corp. 3.80%, 09/29/2046	111,000	122,156

		1,199,451

Health Care Equipment & Supplies - 0.1%
Becton Dickinson & Co. 3.73%, 12/15/2024	6,000	6,379
Boston Scientific Corp.
4.00%, 03/01/2029	96,000	106,695
4.55%, 03/01/2039	200,000	239,797
DH Europe Finance II SARL 3.25%, 11/15/2039	134,000	143,425
Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	283,000	284,820

		781,116

Health Care Providers & Services - 1.1%
Aetna, Inc.
4.50%, 05/15/2042	26,000	30,808
6.75%, 12/15/2037	50,000	72,417
Anthem, Inc.
4.63%, 05/15/2042	50,000	62,306
4.65%, 01/15/2043 - 08/15/2044	184,000	231,137
Bon Secours Mercy Health, Inc. 3.21%, 06/01/2050	215,000	227,376
Children’s Hospital 2.93%, 07/15/2050	180,000	177,889
Cigna Corp. 4.80%, 07/15/2046	50,000	63,303
CommonSpirit Health
1.55%, 10/01/2025	150,000	148,650
2.78%, 10/01/2030	150,000	153,684
3.91%, 10/01/2050	145,000	161,903
Cottage Health Obligated Group 3.30%, 11/01/2049	230,000	248,054

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Hartford HealthCare Corp. 3.45%, 07/01/2054	$ 490,000	$ 523,290
HCA, Inc.
3.50%, 07/15/2051	290,000	296,757
5.13%, 06/15/2039	245,000	302,438
5.25%, 06/15/2026	220,000	247,524
McKesson Corp. 0.90%, 12/03/2025	230,000	222,939
Memorial Health Services 3.45%, 11/01/2049	445,000	491,906
MultiCare Health System 2.80%, 08/15/2050	125,000	121,625
NYU Langone Hospitals 3.38%, 07/01/2055	190,000	195,763
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	84,000	88,091
Quest Diagnostics, Inc. 3.45%, 06/01/2026	39,000	41,619
Texas Health Resources
2.33%, 11/15/2050	120,000	108,844
4.33%, 11/15/2055	250,000	335,413
UnitedHealth Group, Inc.
3.25%, 05/15/2051	140,000	152,051
3.50%, 08/15/2039	310,000	344,617
4.63%, 07/15/2035	140,000	175,252
Universal Health Services, Inc. 2.65%, 10/15/2030 - 01/15/2032 (A)	400,000	394,987
Yale-New Haven Health Services Corp. 2.50%, 07/01/2050	201,000	186,566

		5,807,209

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp.
4.70%, 12/09/2035	105,000	128,017
6.30%, 10/15/2037	63,000	88,719
Starbucks Corp. 2.55%, 11/15/2030	200,000	204,187

		420,923

Household Durables - 0.0% (F)
Lennar Corp. 4.50%, 04/30/2024	95,000	100,919

Independent Power & Renewable Electricity Producers - 0.0% (F)
Alexander Funding Trust 1.84%, 11/15/2023 (A)	200,000	200,721

Industrial Conglomerates - 0.1%
Roper Technologies, Inc.
1.40%, 09/15/2027	370,000	359,278
2.00%, 06/30/2030	150,000	144,361

		503,639

Insurance - 1.2%
AIA Group Ltd.
3.20%, 09/16/2040 (A)	200,000	204,429
3.60%, 04/09/2029 (A) (G)	200,000	218,359
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (A)	200,000	278,396

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
American International Group, Inc. 4.70%, 07/10/2035	$ 100,000	$ 119,432
Assurant, Inc. 4.20%, 09/27/2023	225,000	236,312
Athene Global Funding
0.95%, 01/08/2024 (A)	144,000	143,153
1.45%, 01/08/2026 (A)	150,000	147,407
2.50%, 01/14/2025 (A)	42,000	43,103
2.95%, 11/12/2026 (A) (G)	805,000	842,015
Berkshire Hathaway Finance Corp.
4.30%, 05/15/2043	83,000	99,595
4.40%, 05/15/2042	221,000	270,099
Brown & Brown, Inc. 2.38%, 03/15/2031	490,000	477,805
Dai-ichi Life Insurance Co. Ltd. Fixed until 07/24/2026 (H), 4.00% (A) (E)	207,000	220,455
F&G Global Funding 1.75%, 06/30/2026 (A)	190,000	188,921
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (A)	42,000	55,114
Hanover Insurance Group, Inc. 2.50%, 09/01/2030	130,000	129,398
Hartford Financial Services Group, Inc. 4.30%, 04/15/2043	100,000	118,128
Intact US Holdings, Inc. 4.60%, 11/09/2022	200,000	205,601
Jackson National Life Global Funding 3.05%, 04/29/2026 (A)	245,000	257,481
Liberty Mutual Group, Inc. 3.95%, 10/15/2050 (A)	230,000	255,498
Massachusetts Mutual Life Insurance Co. 7.63%, 11/15/2023 (A)	250,000	273,671
New York Life Insurance Co. 4.45%, 05/15/2069 (A)	210,000	268,296
Northwestern Mutual Global Funding 1.70%, 06/01/2028 (A)	200,000	198,084
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (E), 10/24/2067 (A)	124,000	142,679
Prudential Insurance Co. of America 8.30%, 07/01/2025 (A)	450,000	544,745
Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044 (A)	100,000	128,751

		6,066,927

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 3.88%, 08/22/2037	230,000	270,675

IT Services - 0.2%
CGI, Inc. 2.30%, 09/14/2031 (A)	365,000	351,914
Fiserv, Inc.
3.20%, 07/01/2026	135,000	142,815
4.40%, 07/01/2049	125,000	149,431
Global Payments, Inc.
3.20%, 08/15/2029	234,000	243,945
4.15%, 08/15/2049	125,000	143,081

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
Leidos, Inc. 2.30%, 02/15/2031	$ 125,000	$ 120,347

		1,151,533

Leisure Products - 0.1%
Hasbro, Inc. 3.90%, 11/19/2029	334,000	368,584

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.00%, 10/15/2031	335,000	330,471

Machinery - 0.2%
nVent Finance SARL 4.55%, 04/15/2028	187,000	208,006
Otis Worldwide Corp. 2.57%, 02/15/2030	350,000	355,379
Parker-Hannifin Corp.
4.10%, 03/01/2047	58,000	67,597
4.45%, 11/21/2044	85,000	102,534
Xylem, Inc.
2.25%, 01/30/2031	120,000	119,057
3.25%, 11/01/2026	33,000	35,256

		887,829

Media - 0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital
3.70%, 04/01/2051	280,000	271,678
4.80%, 03/01/2050	250,000	280,826
6.83%, 10/23/2055	125,000	179,356
Comcast Corp.
2.89%, 11/01/2051 (A)	302,000	293,233
3.20%, 07/15/2036	200,000	213,732
3.25%, 11/01/2039	235,000	248,589
4.00%, 11/01/2049	150,000	174,434
4.20%, 08/15/2034	407,000	479,307
4.25%, 01/15/2033	223,000	261,329
Cox Communications, Inc. 1.80%, 10/01/2030 (A)	55,000	51,869
Discovery Communications LLC 4.00%, 09/15/2055	275,000	289,280
SES SA 3.60%, 04/04/2023 (A)	100,000	102,744
Time Warner Cable LLC
6.55%, 05/01/2037	300,000	393,293
7.30%, 07/01/2038	100,000	141,833
ViacomCBS, Inc.
4.00%, 01/15/2026	83,000	89,652
4.38%, 03/15/2043	93,000	106,104
5.85%, 09/01/2043	80,000	108,042

		3,685,301

Metals & Mining - 0.4%
Anglo American Capital PLC 3.95%, 09/10/2050 (A) (G)	200,000	212,931
Barrick Gold Corp. 6.45%, 10/15/2035	40,000	54,518
Glencore Funding LLC
2.50%, 09/01/2030 (A)	780,000	756,173
2.63%, 09/23/2031 (A)	135,000	131,356
4.13%, 05/30/2023 (A)	122,000	126,870

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Nucor Corp. 2.98%, 12/15/2055	$ 80,000	$ 78,878
Reliance Steel & Aluminum Co. 1.30%, 08/15/2025	620,000	610,339
Steel Dynamics, Inc.
1.65%, 10/15/2027	184,000	180,081
3.45%, 04/15/2030	122,000	130,479

		2,281,625

Multi-Utilities - 0.2%
CMS Energy Corp. 2.95%, 02/15/2027	97,000	100,712
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	52,024
4.15%, 05/15/2045	150,000	177,053
Dominion Energy, Inc.
2.85%, 08/15/2026	61,000	63,620
5.25%, 08/01/2033	100,000	122,557
NiSource, Inc. 1.70%, 02/15/2031	200,000	186,936
Public Service Co. of Colorado
3.55%, 06/15/2046	53,000	57,192
6.50%, 08/01/2038	45,000	68,036
Public Service Co. of Oklahoma 6.63%, 11/15/2037	150,000	210,962
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44,000	49,163
6.00%, 06/01/2026	50,000	58,878

		1,147,133

Multiline Retail - 0.2%
Dollar General Corp. 4.13%, 05/01/2028	85,000	94,526
Kohl’s Corp. 3.38%, 05/01/2031 (G)	399,000	406,787
Nordstrom, Inc. 4.25%, 08/01/2031 (G)	298,000	292,785

		794,098

Oil, Gas & Consumable Fuels - 2.6%
APT Pipelines Ltd. 4.25%, 07/15/2027 (A)	191,000	210,343
Boardwalk Pipelines LP 4.80%, 05/03/2029	145,000	162,525
BP Capital Markets America, Inc.
2.77%, 11/10/2050	265,000	249,476
2.94%, 06/04/2051	80,000	77,095
3.00%, 03/17/2052	205,000	200,127
Buckeye Partners LP 5.85%, 11/15/2043	100,000	98,125
Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	240,000	270,955
Chevron USA, Inc.
3.25%, 10/15/2029	180,000	194,664
3.90%, 11/15/2024	120,000	128,460
ConocoPhillips 2.40%, 02/15/2031 (A)	135,000	135,582
Diamondback Energy, Inc.
3.25%, 12/01/2026	150,000	158,285
4.75%, 05/31/2025	340,000	372,601

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Ecopetrol SA
4.13%, 01/16/2025	$ 100,000	$ 101,750
5.38%, 06/26/2026	116,000	122,236
5.88%, 09/18/2023	71,000	75,261
Enable Midstream Partners LP
4.40%, 03/15/2027	940,000	1,014,898
4.95%, 05/15/2028	80,000	88,793
Energy Transfer LP
4.75%, 01/15/2026	87,000	95,117
4.95%, 01/15/2043	198,000	212,176
5.30%, 04/01/2044	50,000	57,413
5.50%, 06/01/2027	47,000	53,615
6.05%, 06/01/2041	225,000	275,966
Eni SpA
4.00%, 09/12/2023 (A)	200,000	209,158
5.70%, 10/01/2040 (A)	125,000	159,651
Eni USA, Inc. 7.30%, 11/15/2027 (G)	70,000	88,679
Enterprise Products Operating LLC
3.90%, 02/15/2024	158,000	165,929
4.45%, 02/15/2043	151,000	172,741
4.95%, 10/15/2054	46,000	58,247
5.10%, 02/15/2045	39,000	48,231
5.75%, 03/01/2035	200,000	249,896
7.55%, 04/15/2038	151,000	225,400
EQM Midstream Partners LP 5.50%, 07/15/2028	250,000	273,125
EQT Corp. 3.90%, 10/01/2027	116,000	124,556
Exxon Mobil Corp. 3.00%, 08/16/2039	300,000	304,823
Flex Intermediate Holdco LLC
3.36%, 06/30/2031 (A)	195,000	195,948
4.32%, 12/30/2039 (A)	135,000	139,068
Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040 (A)	250,000	248,804
Gray Oak Pipeline LLC
2.00%, 09/15/2023 (A)	145,000	146,566
2.60%, 10/15/2025 (A)	175,000	175,420
3.45%, 10/15/2027 (A)	370,000	386,489
Hess Corp. 6.00%, 01/15/2040	94,000	119,653
HollyFrontier Corp.
2.63%, 10/01/2023	265,000	270,028
5.88%, 04/01/2026	139,000	155,961
Lundin Energy Finance BV
2.00%, 07/15/2026 (A)	200,000	198,711
3.10%, 07/15/2031 (A)	200,000	201,648
Magellan Midstream Partners LP 3.20%, 03/15/2025	68,000	70,384
Marathon Petroleum Corp. 4.70%, 05/01/2025	280,000	305,580
ONEOK Partners LP
3.38%, 10/01/2022	30,000	30,359
5.00%, 09/15/2023	65,000	68,461
6.65%, 10/01/2036	210,000	274,984
Phillips 66 Partners LP
3.15%, 12/15/2029	175,000	181,595

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Phillips 66 Partners LP (continued)
3.55%, 10/01/2026	$ 34,000	$ 36,193
4.90%, 10/01/2046	72,000	87,929
Pioneer Natural Resources Co. 1.90%, 08/15/2030	280,000	265,400
Plains All American Pipeline LP / PAA Finance Corp.
4.30%, 01/31/2043	100,000	100,520
4.65%, 10/15/2025	250,000	272,790
Saudi Arabian Oil Co. 1.63%, 11/24/2025 (A)	200,000	198,739
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (A)	69,000	82,424
8.00%, 03/01/2032	56,000	77,959
Spectra Energy Partners LP 4.50%, 03/15/2045	70,000	81,169
Suncor Energy, Inc.
5.95%, 12/01/2034	140,000	180,281
6.80%, 05/15/2038	50,000	69,837
7.88%, 06/15/2026	168,000	204,759
TC PipeLines LP 4.38%, 03/13/2025	650,000	697,748
TotalEnergies Capital International SA
2.99%, 06/29/2041	350,000	355,589
3.13%, 05/29/2050	305,000	313,833
3.46%, 07/12/2049	285,000	309,016
TransCanada PipeLines Ltd. 6.20%, 10/15/2037	100,000	136,277
Valero Energy Corp. 2.15%, 09/15/2027	220,000	219,313

		13,295,334

Personal Products - 0.1%
Estee Lauder Cos., Inc. 2.60%, 04/15/2030	467,000	484,501

Pharmaceuticals - 0.9%
AstraZeneca PLC
2.13%, 08/06/2050	140,000	124,664
4.00%, 09/18/2042	80,000	95,833
6.45%, 09/15/2037	100,000	147,295
Baxalta, Inc.
3.60%, 06/23/2022	20,000	20,168
5.25%, 06/23/2045	9,000	11,988
Bristol-Myers Squibb Co.
3.90%, 02/20/2028	200,000	223,078
4.13%, 06/15/2039	179,000	212,260
5.00%, 08/15/2045	247,000	329,130
Mylan, Inc. 5.40%, 11/29/2043	50,000	61,806
Royalty Pharma PLC
0.75%, 09/02/2023	250,000	248,451
1.20%, 09/02/2025	105,000	102,833
1.75%, 09/02/2027	144,000	141,576
2.15%, 09/02/2031	61,000	57,693
3.30%, 09/02/2040	205,000	207,184
3.55%, 09/02/2050	210,000	208,972
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	111,000	114,172
3.20%, 09/23/2026	319,000	338,538

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd.
3.03%, 07/09/2040	$ 545,000	$ 555,755
3.18%, 07/09/2050	220,000	222,604
Utah Acquisition Sub, Inc. 3.95%, 06/15/2026	70,000	75,512
Viatris, Inc. 2.30%, 06/22/2027	636,000	640,126
Zoetis, Inc. 2.00%, 05/15/2030	200,000	197,359

		4,336,997

Professional Services - 0.1%
IHS Markit Ltd. 4.25%, 05/01/2029	346,000	393,575

Road & Rail - 0.9%
Avolon Holdings Funding Ltd.
2.13%, 02/21/2026 (A)	150,000	147,298
2.53%, 11/18/2027 (A)	1,230,000	1,195,687
2.88%, 02/15/2025 (A)	337,000	344,380
3.63%, 05/01/2022 (A)	155,000	155,998
4.25%, 04/15/2026 (A)	195,000	206,745
4.38%, 05/01/2026 (A)	315,000	337,554
5.50%, 01/15/2026 (A)	475,000	525,179
Burlington Northern Santa Fe LLC
3.55%, 02/15/2050	93,000	104,555
4.38%, 09/01/2042	88,000	107,245
5.15%, 09/01/2043	154,000	206,837
6.15%, 05/01/2037	70,000	99,393
CSX Corp.
3.35%, 09/15/2049	30,000	31,807
4.75%, 11/15/2048	100,000	129,100
Kansas City Southern 4.70%, 05/01/2048	196,000	244,662
Norfolk Southern Corp.
3.95%, 10/01/2042	35,000	40,085
4.05%, 08/15/2052	150,000	180,965
Park Aerospace Holdings Ltd.
4.50%, 03/15/2023 (A)	365,000	376,705
5.50%, 02/15/2024 (A)	25,000	26,812
Union Pacific Corp. 4.10%, 09/15/2067	80,000	97,607
Union Pacific Railroad Co. Pass-Through Trust 4.70%, 01/02/2024	4,277	4,431

		4,563,045

Semiconductors & Semiconductor Equipment - 0.7%
Analog Devices, Inc. 2.80%, 10/01/2041	224,000	227,229
Broadcom, Inc.
1.95%, 02/15/2028 (A)	596,000	589,714
3.14%, 11/15/2035 (A)	300,000	302,246
3.19%, 11/15/2036 (A)	395,000	394,960
KLA Corp. 3.30%, 03/01/2050	190,000	202,941
Microchip Technology, Inc.
0.97%, 02/15/2024	330,000	327,153
0.98%, 09/01/2024 (A)	380,000	373,097

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.50%, 05/11/2031 (A)	$ 355,000	$ 357,646
3.25%, 05/11/2041 (A)	365,000	378,307
Xilinx, Inc. 2.38%, 06/01/2030	630,000	638,671

		3,791,964

Software - 0.5%
Citrix Systems, Inc. 1.25%, 03/01/2026	95,000	92,568
Microsoft Corp.
3.04%, 03/17/2062	172,000	184,850
3.50%, 02/12/2035	185,000	211,682
Oracle Corp.
2.30%, 03/25/2028	540,000	538,695
3.60%, 04/01/2040	400,000	402,725
3.85%, 07/15/2036	129,000	136,472
3.90%, 05/15/2035	111,000	119,085
4.30%, 07/08/2034	23,000	25,507
VMware, Inc.
1.40%, 08/15/2026	416,000	409,076
2.95%, 08/21/2022	288,000	291,384
4.65%, 05/15/2027	135,000	151,918

		2,563,962

Specialty Retail - 0.1%
AutoZone, Inc. 1.65%, 01/15/2031	180,000	169,586
Lowe’s Cos., Inc. 1.70%, 10/15/2030	110,000	104,626
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	124,000	134,110

		408,322

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.
3.45%, 02/09/2045	226,000	253,035
3.75%, 11/13/2047	50,000	58,888
3.85%, 08/04/2046	181,000	215,202
Dell International LLC / EMC Corp.
5.45%, 06/15/2023	35,000	36,924
6.02%, 06/15/2026	522,000	603,654
HP, Inc. 3.00%, 06/17/2027 (G)	170,000	178,894

		1,346,597

Tobacco - 0.3%
Altria Group, Inc. 2.45%, 02/04/2032	410,000	389,734
BAT Capital Corp.
2.26%, 03/25/2028	225,000	219,428
3.73%, 09/25/2040	150,000	144,459
3.98%, 09/25/2050	235,000	226,671
4.39%, 08/15/2037	245,000	258,712
4.54%, 08/15/2047	55,000	57,699
BAT International Finance PLC 1.67%, 03/25/2026	170,000	166,970

		1,463,673

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors - 0.4%
Air Lease Corp.
2.88%, 01/15/2026	$ 240,000	$ 247,669
3.25%, 03/01/2025 - 10/01/2029	604,000	620,570
3.38%, 07/01/2025	395,000	412,326
BOC Aviation Ltd. 2.75%, 09/18/2022 (A)	200,000	201,534
International Lease Finance Corp.
5.88%, 08/15/2022	200,000	206,172
8.63%, 01/15/2022	200,000	200,500

		1,888,771

Transportation Infrastructure - 0.0% (F)
Penske Truck Leasing Co. LP / PTL Finance Corp. 2.70%, 03/14/2023 (A)	100,000	101,922

Water Utilities - 0.1%
American Water Capital Corp.
2.80%, 05/01/2030	316,000	327,849
3.45%, 06/01/2029	85,000	91,657
4.00%, 12/01/2046	86,000	98,820

		518,326

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV
3.63%, 04/22/2029	290,000	313,897
4.38%, 04/22/2049	200,000	243,628
T-Mobile USA, Inc.
2.05%, 02/15/2028	400,000	397,367
3.00%, 02/15/2041	505,000	494,442
3.75%, 04/15/2027	540,000	585,126
Vodafone Group PLC
4.88%, 06/19/2049	210,000	265,722
5.25%, 05/30/2048	172,000	224,757

		2,524,939

Total Corporate Debt Securities (Cost $157,322,221)		163,737,277

FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	200,000	206,402
5.00%, 06/15/2045	200,000	180,500
7.38%, 09/18/2037	100,000	116,250

		503,152

Israel - 0.4%
Israel Government AID Bond
Zero Coupon, 08/15/2025	1,000,000	945,670
5.50%, 09/18/2033	100,000	138,387
Israel Government AID Bond, Principal Only STRIPS Zero Coupon, 08/15/2023	1,000,000	981,298

		2,065,355

Mexico - 0.5%
Mexico Government International Bond
2.66%, 05/24/2031 (G)	289,000	281,778
3.75%, 01/11/2028	210,000	225,647
3.77%, 05/24/2061	217,000	199,666
4.13%, 01/21/2026	200,000	219,502

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico (continued)
Mexico Government International Bond (continued)
4.35%, 01/15/2047	$ 104,000	$ 107,797
4.50%, 01/31/2050 (G)	740,000	784,400
4.60%, 01/23/2046	448,000	478,804
4.75%, 03/08/2044	60,000	65,326

		2,362,920

Panama - 0.1%
Panama Government International Bond
3.87%, 07/23/2060	385,000	385,000
4.50%, 04/16/2050	200,000	220,302

		605,302

Peru - 0.0% (F)
Peru Government International Bond 5.63%, 11/18/2050	36,000	50,580

Saudi Arabia - 0.0% (F)
Saudi Arabia Government International Bond 2.25%, 02/02/2033 (A)	200,000	194,952

Total Foreign Government Obligations (Cost $5,678,972)		5,782,261

MORTGAGE-BACKED SECURITIES - 7.6%
Alternative Loan Trust
Series 2004-2CB, Class 1A9,
5.75%, 03/25/2034	114,650	117,282
Series 2005-28CB, Class 1A4,
5.50%, 08/25/2035	88,833	89,192
Series 2005-54CB, Class 1A11,
5.50%, 11/25/2035	26,010	24,030
Alternative Loan Trust, Interest Only STRIPS
Series 2005-20CB, Class 3A8,
(1.00) * 1-Month LIBOR + 4.75%, 4.65% (E), 07/25/2035	153,564	19,115
Series 2005-22T1, Class A2,
(1.00) * 1-Month LIBOR + 5.07%, 4.97% (E), 06/25/2035	373,336	54,622
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (A)	100,000	101,286
Series 2014-520M, Class C,
4.21% (E), 08/15/2046 (A)	200,000	214,667
Banc of America Funding Trust, Principal Only STRIPS
Series 2004-1,
03/25/2034	9,145	7,230
Series 2005-7, Class 30,
11/25/2035	10,941	10,900
Series 2005-8, Class 30,
01/25/2036	2,303	1,691
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 2.25% (E), 11/25/2033	10,422	10,618
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (A)	550,000	569,679

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust Series 2006-1, Class A1, 1-Year CMT + 2.25%, 2.40% (E), 02/25/2036	$ 15,890	$ 16,146
BVRT Financing Trust Series 2020-3F, Class A, 1-Month LIBOR + 3.00%, 3.08% (E), 11/10/2022	640,253	639,149
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
2.33% (E), 02/25/2037	26,826	27,234
Series 2007-A2, Class 2A1,
2.36% (E), 06/25/2035	12,806	13,001
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	34,397	34,911
Series 2004-3, Class A4,
5.75%, 04/25/2034	20,638	21,031
Series 2004-7, Class 2A1,
2.50% (E), 06/25/2034	9,034	9,183
Series 2004-8, Class 2A1,
4.50%, 06/25/2019 (B)	257	271
Series 2004-HYB1, Class 2A,
2.67% (E), 05/20/2034	7,314	7,522
Series 2005-22, Class 2A1,
2.48% (E), 11/25/2035	56,746	54,184
Citigroup Mortgage Loan Trust, Inc. Series 2003-1, Class 2A5, 5.25%, 10/25/2033	3,695	3,763
COMM Mortgage Trust
Series 2013-SFS, Class A2,
2.99% (E), 04/12/2035 (A)	125,000	126,598
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	422,000	451,111
Series 2018-HOME, Class A,
3.82% (E), 04/10/2033 (A)	1,160,000	1,256,212
Series 2020-CBM, Class C,
3.40%, 02/10/2037 (A)	880,000	875,411
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	10,007	10,216
Series 2004-5, Class 3A1,
5.25%, 08/25/2019	2,274	2,091
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	4,982	5,014
FMC GMSR Issuer Trust
3.69%, 02/25/2024	1,765,000	1,766,588
Series 2020-GT1, Class A,
4.45% (E), 01/25/2026 (A)	1,100,000	1,102,077
Series 2021-GT1, Class A,
3.62% (E), 07/25/2026 (A)	1,100,000	1,090,934
Series 2021-GT2, Class A,
3.85% (E), 10/25/2026 (A)	840,000	833,270
GS Mortgage Securities Corp. Trust Series 2012-ALOH, Class A, 3.55%, 04/10/2034 (A)	750,000	749,966

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF,
1-Month LIBOR + 0.35%, 0.45% (E), 03/25/2035 (A)	$ 99,892	$ 94,460
Series 2005-RP3, Class 1AF,
1-Month LIBOR + 0.35%, 0.45% (E), 09/25/2035 (A)	66,086	56,974
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	17,871	18,189
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	10,816	11,065
Series 2005-7F, Class 3A9,
6.00%, 09/25/2035	23,621	24,366
Series 2006-1F, Class 2A4,
6.00%, 02/25/2036	40,380	27,394
Headlands Residential LLC
Series 2017-RPL1, Class A,
3.88% (E), 11/25/2024 (A)	1,135,000	1,133,490
Series 2018-RPL1, Class A,
3.88% (E), 08/25/2024 (A)	390,889	391,805
Impac Secured Assets Trust Series 2006-1, Class 2A1, 1-Month LIBOR + 0.70%, 0.80% (E), 05/25/2036	14,239	14,286
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (A)	765,000	791,570
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 2.27% (E), 11/25/2033	8,909	9,024
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	154,000	167,802
LHOME Mortgage Trust
Series 2019-RTL2, Class A1,
3.84%, 03/25/2024 (A)	139,969	140,220
Series 2019-RTL3, Class A1,
3.87%, 07/25/2024 (A)	588,749	590,929
Series 2021-RTL1, Class A1,
2.09% (E), 09/25/2026 (A)	495,000	492,759
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
2.62% (E), 04/21/2034	14,267	14,323
Series 2004-13, Class 3A7,
2.73% (E), 11/21/2034	8,354	8,448
Series 2004-3, Class 4A2,
2.21% (E), 04/25/2034	7,039	7,070
MASTR Alternative Loan Trust Series 2004-10, Class 1A1, 4.50%, 09/25/2019	855	853
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3, Zero Coupon, 05/28/2035 (A)	5,551	4,638
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1-Month LIBOR + 0.62%, 0.72% (E), 10/25/2028	119,525	118,436

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust (continued)
Series 2004-1, Class 2A1,
2.03% (E), 12/25/2034	$ 27,035	$ 27,442
Series 2004-A, Class A1,
1-Month LIBOR + 0.46%, 0.56% (E), 04/25/2029	72,339	70,736
MRCD Mortgage Trust
Series 2019-PARK, Class A,
2.72%, 12/15/2036 (A)	1,020,000	1,035,680
Series 2019-PARK, Class D,
2.72%, 12/15/2036 (A)	890,000	873,713
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2,
6.00%, 05/25/2033	3,804	3,950
Series 2003-A1, Class A5,
7.00%, 04/25/2033	10,063	10,965
PHH Alternative Mortgage Trust, Interest Only STRIPS Series 2007-2, Class 2X, 6.00%, 05/25/2037	73,890	16,033
PRET LLC Series 2021-RN4, Class A1, 2.49% (E), 10/25/2051 (A)	1,764,269	1,755,767
Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A1, 2.24% (E), 09/27/2060 (A)	1,042,299	1,032,957
PRPM LLC
Series 2021-1, Class A1,
2.12% (E), 01/25/2026 (A)	894,480	888,872
Series 2021-2, Class A1,
2.12% (E), 03/25/2026 (A)	659,534	654,742
RALI Trust Series 2002-QS16, Class A3, (2.09) * 1-Month LIBOR + 16.62%, 16.41% (E), 10/25/2017	43	44
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 03/11/2031 (A)	160,000	161,851
Seasoned Credit Risk Transfer Trust
Series 2019-1, Class MT,
3.50%, 07/25/2058	973,724	1,029,956
Series 2019-3, Class MB,
3.50%, 10/25/2058	568,687	635,830
Series 2019-4, Class M55D,
4.00%, 02/25/2059	790,300	841,517
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1-Month LIBOR + 0.76%, 0.86% (E), 04/20/2033	51,463	50,523
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 0.70% (E), 12/20/2034	45,462	43,917
Series 2004-8, Class A1,
1-Month LIBOR + 0.70%, 0.45% (E), 09/20/2034	108,229	105,104
Series 2004-9, Class A1,
1-Month LIBOR + 0.68%, 0.78% (E), 10/20/2034	80,518	78,880

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 07/15/2041 (A)	$ 1,005,000	$ 1,029,222
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1, Class 4A4, 2.43% (E), 02/25/2034	89,681	90,403
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1,
1-Month LIBOR + 0.70%, 0.80% (E), 01/19/2034	149,286	149,323
Series 2004-AR1, Class 1A1,
1-Month LIBOR + 0.70%, 0.80% (E), 03/19/2034	116,651	114,666
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 0.76% (E), 10/19/2034	19,583	19,323
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.50%, 0.60% (E), 07/19/2035	55,663	54,163
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 1.88% (E), 12/25/2044	32,978	33,075
Toorak Mortgage Corp. Ltd. Series 2019-2, Class A1, 3.72% (E), 09/25/2022	698,635	700,182
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92% (E), 11/30/2060 (A)	1,464,661	1,474,479
TVC Mortgage Trust Series 2020-RTL1, Class A1, 3.47%, 09/25/2024 (A)	1,600,000	1,605,251
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	231,000	231,374
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	130,000	130,394
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	291,270
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.27% (E), 05/10/2063 (A)	679,895	1,648
VNDO Mortgage Trust Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (A)	544,235	551,753
VOLT C LLC Series 2021-NPL9, Class A1, 1.99% (E), 05/25/2051 (A)	594,231	591,006
VOLT CI LLC Series 2021-NP10, Class A1, 1.99% (E), 05/25/2051 (A)	578,520	575,820
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89% (E), 02/27/2051 (A)	388,311	385,787

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89% (E), 02/27/2051 (A)	$ 1,331,566	$ 1,320,947
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24% (E), 02/27/2051 (A)	953,515	948,416
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12% (E), 04/25/2051 (A)	500,343	498,209
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12% (E), 03/27/2051 (A)	770,186	766,573
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24% (E), 04/25/2051 (A)	799,084	794,296
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.00% (E), 03/15/2045 (A) (I)	46,446	0
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR11, Class A6,
2.66% (E), 10/25/2033	35,985	36,426
Series 2003-AR6, Class A1,
2.56% (E), 06/25/2033	10,892	10,806
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	29,533	30,155
Series 2003-S9, Class A8,
5.25%, 10/25/2033	22,918	23,671
Series 2004-AR3, Class A2,
2.60% (E), 06/25/2034	5,857	6,023
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-4, Class CB7, 5.50%, 06/25/2035	70,072	71,239
Washington Mutual Mortgage Pass- Through Certificates Trust, Interest Only STRIPS
Series 2005-2, Class 1A4,
(1.00) * 1-Month LIBOR + 5.05%, 4.95% (E), 04/25/2035	233,349	27,956
Series 2005-3, Class CX,
5.50%, 05/25/2035	91,721	15,390
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Principal Only STRIPS Series 2003-MS7, Class P, Zero Coupon, 03/25/2033	308	268
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class A4,
2.93%, 07/15/2048	1,103,000	1,149,331
Series 2021-SAVE, Class A,
1-Month LIBOR + 1.15%, 1.26% (E), 02/15/2040 (A)	549,958	550,498
ZH Trust Series 2021-1, Class A, 2.25%, 02/18/2027 (A)	500,000	496,688

Total Mortgage-Backed Securities (Cost $38,216,919)		38,528,806

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.1%
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 6.58%, 05/15/2039	$ 65,000	$ 86,561
University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Series N, 3.71%, 05/15/2120	370,000	408,647

		495,208

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds,
4.46%, 10/01/2062	225,000	298,231
5.65%, 11/01/2040	155,000	217,004

		515,235

Ohio - 0.1%
Ohio State University, Revenue Bonds,
Series A,
4.05%, 12/01/2056	106,000	138,094
4.80%, 06/01/2111	130,000	196,585

		334,679

Total Municipal Government Obligations (Cost $1,075,395)		1,345,122

U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.4%
Federal Home Loan Mortgage Corp.
1-Month LIBOR + 0.55%, 0.66% (E), 07/15/2042 - 03/15/2044	605,877	619,231
6-Month LIBOR + 1.72%, 1.85% (E), 08/01/2036	8,932	9,260
6-Month LIBOR + 1.74%, 1.87% (E), 10/01/2036	15,066	15,756
12-Month LIBOR + 1.69%, 1.94% (E), 12/01/2036	2,396	2,396
6-Month LIBOR + 1.78%, 1.95% (E), 07/01/2036	21,646	22,601
12-Month LIBOR + 1.67%, 1.97% (E), 11/01/2036	16,449	16,608
6-Month LIBOR + 1.94%, 2.07% (E), 03/01/2037	8,332	8,736
12-Month LIBOR + 1.94%, 2.22% (E), 06/01/2036	33,072	34,982
6-Month LIBOR + 2.11%, 2.24% (E), 02/01/2037	12,731	13,010
1-Year CMT + 2.25%, 2.35% (E), 02/01/2036	28,135	29,506
1-Year CMT + 2.25%, 2.38% (E), 01/01/2035 - 05/01/2036	22,031	23,333
1-Year CMT + 2.37%, 2.46% (E), 09/01/2034	22,855	24,199
1-Year CMT + 2.36%, 2.48% (E), 10/01/2036	8,461	8,502
3.00%, 08/15/2042 - 01/15/2044	1,118,967	1,151,316
3.50%, 01/01/2032 - 06/01/2043	1,069,508	1,146,996
4.00%, 06/01/2042 - 04/01/2049	1,471,901	1,599,516
4.50%, 05/01/2041 - 06/01/2048	673,474	737,259
5.50%, 08/01/2038	15,326	17,103

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
6.00%, 01/01/2034 - 12/01/2034	$ 50,392	$ 54,012
6.50%, 11/01/2036	10,940	12,727
7.00%, 01/01/2031	33,020	36,474
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.62%, 01/25/2023	1,250,000	1,274,360
2.72%, 07/25/2026	896,000	929,557
2.77%, 05/25/2025	750,000	785,103
2.81%, 09/25/2024	591,000	611,105
2.93%, 01/25/2023	192,287	195,605
3.08%, 01/25/2031	1,179,000	1,289,388
3.21% (E), 04/25/2028	465,000	505,845
3.30% (E), 11/25/2027	553,000	604,677
3.69%, 01/25/2029	133,000	150,291
3.85% (E), 05/25/2028	1,340,000	1,513,230
3.90% (E), 08/25/2028	860,000	978,240
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 0.46% (E), 06/15/2043	473,591	476,658
1-Month LIBOR + 0.40%, 0.49% (E), 07/15/2037	82,335	82,341
1-Month LIBOR + 0.40%, 0.51% (E), 10/15/2041	118,695	119,251
1-Month LIBOR + 0.44%, 0.55% (E), 02/15/2037	4,596	4,642
1-Month LIBOR + 0.55%, 0.66% (E), 08/15/2037	301,466	305,861
1-Month LIBOR + 0.68%, 0.79% (E), 11/15/2037	149,508	152,480
3.50%, 03/15/2035	2,000,000	2,197,425
4.00%, 12/15/2041	155,521	169,503
5.00%, 12/15/2022 - 05/15/2041	436,798	488,588
5.50%, 12/15/2022 - 05/15/2038	260,969	296,619
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (E), 05/15/2041	33,385	35,994
6.00%, 05/15/2027 - 04/15/2036	516,031	580,242
6.38%, 03/15/2032	42,959	49,179
6.40%, 11/15/2023	5,180	5,357
6.50%, 08/15/2031 - 07/15/2036	247,770	282,978
7.00%, 03/15/2024 - 05/15/2032	356,076	408,585
7.25%, 09/15/2030 - 12/15/2030	94,913	110,438
7.50%, 02/15/2023 - 08/15/2030	23,413	26,204
8.00%, 01/15/2030	74,681	87,819
(1.25) * 1-Month LIBOR + 10.13%, 9.99% (E), 07/15/2032	24,447	27,707
(2.00) * 1-Month LIBOR + 13.29%, 13.07% (E), 07/15/2033	19,100	24,048
(1.83) * 1-Month LIBOR + 14.76%, 14.56% (E), 09/15/2033	3,829	4,883
(3.33) * 1-Month LIBOR + 17.50%, 17.13% (E), 02/15/2040	42,144	55,374
(3.67) * 1-Month LIBOR + 24.49%, 24.09% (E), 06/15/2034	8,121	9,134
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
1.59% (E), 01/15/2040	42,064	1,844

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 6.00%, 5.89% (E), 11/15/2037 - 02/15/2039	$ 61,840	$ 10,591
(1.00) * 1-Month LIBOR + 6.20%, 6.09% (E), 06/15/2038	117,454	18,054
(1.00) * 1-Month LIBOR + 6.37%, 6.26% (E), 10/15/2037	259,038	55,568
(1.00) * 1-Month LIBOR + 6.42%, 6.31% (E), 11/15/2037	29,728	5,173
(1.00) * 1-Month LIBOR + 6.80%, 6.69% (E), 04/15/2038	25,057	5,537
(1.00) * 1-Month LIBOR + 7.10%, 6.99% (E), 07/15/2036	9,218	1,785
(1.00) * 1-Month LIBOR + 8.00%, 7.89% (E), 03/15/2032	15,094	2,414
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 12/15/2032 - 01/15/2040	100,135	91,736
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 1.28% (E), 10/25/2044	100,374	102,813
4.72% (E), 07/25/2032	104,924	114,736
6.50%, 02/25/2043	107,745	126,449
7.00%, 02/25/2043	32,134	38,180
7.50% (E), 08/25/2042	48,962	63,425
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 09/15/2035	22,080	4,048
Federal National Mortgage Association
1-Month LIBOR + 0.26%, 0.36% (E), 11/25/2046	73,917	73,375
1-Month LIBOR + 0.35%, 0.44% (E), 09/25/2042	282,733	284,276
1-Month LIBOR + 0.48%, 0.57% (E), 09/01/2024	857,114	856,762
1-Month LIBOR + 0.55%, 0.65% (E), 08/25/2042	159,352	161,136
0.67%, 10/25/2030	335,444	325,889
0.75%, 09/25/2028	1,387,567	1,341,719
1.00%, 11/25/2033	656,868	647,988
1-Month LIBOR + 0.93%, 1.02% (E), 11/25/2022	86,279	86,288
1.20%, 10/25/2030	145,000	141,108
1.50%, 01/01/2031	1,000,000	975,676
1.59%, 11/25/2028	367,305	364,675
12-Month LIBOR + 1.79%, 2.16% (E), 01/01/2038	6,349	6,385
1-Year CMT + 2.23%, 2.35% (E), 01/01/2036	12,091	12,774
2.38%, 10/01/2026	961,399	993,856
2.41%, 11/01/2029	1,631,718	1,707,471
2.42%, 10/01/2029	1,400,000	1,464,135
2.46%, 02/01/2023	789,174	795,988
2.49%, 05/25/2026	1,000,000	1,040,355
2.50%, 12/01/2051	1,510,000	1,548,176
2.70%, 07/01/2026	1,444,020	1,513,046
2.72% (E), 04/01/2023	669,066	679,837

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
2.73% (E), 06/01/2023	$ 520,193	$ 529,137
2.98%, 08/25/2029	733,000	794,220
3.00%, 01/01/2043 - 07/01/2060	1,175,075	1,240,721
3.02% (E), 08/25/2024	434,379	451,656
3.06% (E), 03/25/2028	506,379	548,786
3.07% (E), 06/25/2027	853,564	915,641
3.08%, 01/01/2028	2,000,000	2,139,249
3.09% (E), 04/25/2027 - 02/25/2030	1,540,812	1,658,628
3.10%, 09/01/2025	949,880	1,004,808
3.12%, 11/01/2026	929,762	992,035
3.12% (E), 04/25/2029	880,655	960,436
3.24%, 10/01/2026	867,223	928,303
3.29%, 08/01/2026	1,465,598	1,567,328
3.33%, 05/01/2028	1,978,119	2,154,245
3.34%, 02/01/2027	1,000,000	1,078,519
3.36%, 12/01/2027	990,845	1,078,753
3.37% (E), 07/25/2028	997,000	1,092,527
3.38%, 12/01/2023	1,399,241	1,446,373
3.42%, 05/01/2024	600,000	624,892
3.45%, 01/01/2024	920,113	953,390
3.50%, 08/01/2032 - 03/01/2060	2,875,561	3,086,464
3.55% (E), 09/25/2028	1,000,000	1,115,154
3.74%, 07/01/2023	460,366	474,403
3.76%, 12/01/2035	1,362,397	1,589,909
3.81%, 12/01/2028	730,000	826,834
4.00%, 07/01/2042 - 08/01/2048	2,005,615	2,182,996
4.45%, 07/01/2026	416,768	465,589
5.00%, 05/01/2023 - 06/01/2048	224,289	245,570
5.50%, 07/01/2022 - 01/01/2058	1,631,157	1,916,387
6.00%, 12/01/2032 - 11/01/2037	140,239	158,090
6.50%, 12/01/2022 - 10/01/2036	21,069	22,806
8.00%, 11/01/2037	3,455	3,767
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.25%, 0.35% (E), 06/27/2036	16,146	15,912
1-Month LIBOR + 0.30%, 0.40% (E), 08/25/2041	50,195	50,155
1-Month LIBOR + 0.35%, 0.45% (E), 04/25/2035 - 08/25/2036	43,111	43,389
1-Month LIBOR + 0.40%, 0.50% (E), 10/25/2042	186,395	188,507
1-Month LIBOR + 0.50%, 0.60% (E), 05/25/2035 - 10/25/2042	374,608	379,261
3.00%, 01/25/2046	306,449	323,381
4.00%, 10/25/2025 - 04/25/2033	147,726	158,205
4.50%, 07/25/2029	1,000,000	1,084,982
5.00%, 07/25/2033 - 08/25/2040	1,082,585	1,238,784
5.04% (E), 12/25/2042	71,967	77,274
5.46% (E), 12/25/2042	39,756	43,136
5.49% (E), 10/25/2042	13,590	15,231
5.50%, 04/25/2023 - 07/25/2038	482,109	530,686
5.75%, 06/25/2033	101,910	114,306
6.00% (E), 07/25/2023	14,750	15,240
6.00%, 11/25/2032 - 11/25/2039	194,209	217,906
6.50%, 02/25/2022 - 05/25/2044	228,698	265,164
7.00%, 03/25/2031 - 11/25/2041	355,646	421,564

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
(1.33) * 1-Month LIBOR + 7.47%, 7.33% (E), 08/25/2033	$ 32,215	$ 34,603
8.00%, 05/25/2022	283	285
(6.67) * 1-Month LIBOR + 54.00%, 10.00% (E), 03/25/2032	1,811	2,135
(1.88) * 1-Month LIBOR + 11.28%, 11.09% (E), 07/25/2035	50,121	59,792
(1.67) * 1-Month LIBOR + 12.50%, 12.33% (E), 09/25/2033	5,283	6,115
(2.50) * 1-Month LIBOR + 13.75%, 13.50% (E), 07/25/2033	10,702	12,896
(2.00) * 1-Month LIBOR + 14.00%, 13.80% (E), 03/25/2038	4,010	4,588
(1.83) * 1-Month LIBOR + 14.48%, 14.30% (E), 12/25/2032	3,038	3,753
(2.00) * 1-Month LIBOR + 15.50%, 15.29% (E), 11/25/2031	11,480	14,181
(2.75) * 1-Month LIBOR + 16.50%, 16.22% (E), 05/25/2034	9,155	11,524
(2.50) * 1-Month LIBOR + 17.38%, 17.12% (E), 07/25/2035	38,933	53,210
(2.75) * 1-Month LIBOR + 19.53%, 19.24% (E), 04/25/2034 - 05/25/2034	57,718	80,522
(3.50) * 1-Month LIBOR + 23.10%, 22.74% (E), 06/25/2035	1,018	1,034
(4.00) * 1-Month LIBOR + 24.00%, 23.59% (E), 05/25/2034	5,131	7,428
(3.67) * 1-Month LIBOR + 24.57%, 24.19% (E), 03/25/2036	11,499	17,581
(3.25) * 1-Month LIBOR + 25.19%, 24.86% (E), 02/25/2032	1,573	2,161
(4.00) * 1-Month LIBOR + 26.20%, 25.79% (E), 10/25/2036	3,919	6,068
(4.00) * 1-Month LIBOR + 26.56%, 26.15% (E), 12/25/2036	3,783	5,509
Federal National Mortgage Association REMIC, Interest Only STRIPS
0.91% (E), 08/25/2042	193,302	3,827
1.27% (E), 01/25/2038	18,738	826
1.59% (E), 04/25/2041	26,876	1,757
(1.00) * 1-Month LIBOR + 5.85%, 5.75% (E), 09/25/2038	79,835	13,106
(1.00) * 1-Month LIBOR + 5.91%, 5.81% (E), 02/25/2038	40,011	7,325
(1.00) * 1-Month LIBOR + 6.10%, 6.00% (E), 06/25/2037	20,901	3,528
(1.00) * 1-Month LIBOR + 6.18%, 6.08% (E), 12/25/2039	6,385	958
(1.00) * 1-Month LIBOR + 6.20%, 6.10% (E), 03/25/2038	7,402	1,163
(1.00) * 1-Month LIBOR + 6.42%, 6.32% (E), 04/25/2040	12,794	1,932
(1.00) * 1-Month LIBOR + 6.53%, 6.43% (E), 01/25/2041	165,288	34,323
(1.00) * 1-Month LIBOR + 6.54%, 6.44% (E), 09/25/2037	27,823	5,679
(1.00) * 1-Month LIBOR + 6.55%, 6.45% (E), 02/25/2039	17,979	3,815

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 6.58%, 6.48% (E), 06/25/2036	$ 17,195	$ 3,095
6.50%, 05/25/2033	13,500	2,685
(1.00) * 1-Month LIBOR + 6.70%, 6.60% (E), 03/25/2036	331,139	64,486
7.00%, 06/25/2033	18,727	3,533
(1.00) * 1-Month LIBOR + 7.15%, 7.05% (E), 07/25/2037	50,906	12,224
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2032 - 12/25/2043	925,556	836,945
Federal National Mortgage Association, Interest Only STRIPS
1.91% (E), 10/25/2030	2,464,388	252,171
1.99%, 11/25/2028	1,677,057	186,895
2.00% (E), 11/25/2033	3,806,686	488,979
2.02% (E), 07/25/2030	6,901,817	827,658
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 01/25/2033	24,253	22,941
FREMF Mortgage Trust
3.58% (E), 11/25/2049 (A)	529,000	556,041
3.67% (E), 01/25/2048 (A)	760,000	798,577
3.87% (E), 07/25/2049 (A)	420,000	433,088
4.07% (E), 11/25/2047 (A)	490,000	514,667
FREMF Trust Series 2018-W5FX, Class BFX, 3.66% (E), 04/25/2028 (A)	900,000	933,503
Government National Mortgage Association
1-Month LIBOR + 0.30%, 0.38% (E), 08/20/2060	454	453
1-Month LIBOR + 0.34%, 0.42% (E), 12/20/2062	160,218	160,044
1-Month LIBOR + 0.40%, 0.48% (E), 12/20/2060	376,593	376,673
1-Month LIBOR + 0.41%, 0.49% (E), 03/20/2063	320,609	320,755
1-Month LIBOR + 0.43%, 0.51% (E), 04/20/2060	2,145	2,148
1-Month LIBOR + 0.45%, 0.53% (E), 03/20/2060 - 08/20/2067	826,036	826,882
1-Month LIBOR + 0.47%, 0.55% (E), 07/20/2064 - 08/20/2065	1,946,084	1,950,228
1-Month LIBOR + 0.48%, 0.56% (E), 02/20/2065	844,833	847,318
1-Month LIBOR + 0.50%, 0.58% (E), 06/20/2064 - 07/20/2064	2,247,897	2,256,343
1-Month LIBOR + 0.52%, 0.60% (E), 10/20/2062 - 09/20/2065	549,101	551,113
1-Month LIBOR + 0.55%, 0.63% (E), 07/20/2062	455	457
1-Month LIBOR + 0.58%, 0.66% (E), 09/20/2062 - 05/20/2066	179,434	179,848
1-Month LIBOR + 0.65%, 0.73% (E), 01/20/2064 - 03/20/2064	1,457,627	1,464,395
1-Month LIBOR + 0.66%, 0.74% (E), 12/20/2065	337,289	340,149

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
1-Month LIBOR + 0.70%, 0.78% (E), 05/20/2061	$ 1,428	$ 1,439
1-Month LIBOR + 1.00%, 1.08% (E), 12/20/2066	339,287	345,690
1.65%, 01/20/2063	5,116	5,151
2.00%, 05/16/2049	33,124	33,390
2.17% (E), 07/16/2048	7,961	8,040
2.50%, 08/20/2051 - 09/16/2056	6,574,374	6,744,718
3.50%, 06/20/2046	645,962	682,186
4.50%, 05/20/2048 - 11/20/2049	4,734,430	5,087,897
4.79% (E), 10/20/2043	430,558	485,342
5.50%, 01/16/2033 - 09/20/2039	687,497	757,904
5.53% (E), 01/20/2038	192,308	221,494
5.59% (E), 07/20/2040	133,307	153,195
5.88% (E), 12/20/2038	57,252	65,404
6.00%, 09/20/2038 - 08/20/2039	87,278	98,652
6.50%, 06/20/2033	348,201	378,873
(2.00) * 1-Month LIBOR + 13.40%, 13.19% (E), 10/20/2037	12,790	14,036
(2.41) * 1-Month LIBOR + 16.43%, 16.17% (E), 06/17/2035	7,343	8,770
(2.20) * 1-Month LIBOR + 16.72%, 16.48% (E), 05/18/2034	230	274
(2.75) * 1-Month LIBOR + 19.66%, 19.37% (E), 04/16/2034	21,251	28,641
(3.00) * 1-Month LIBOR + 20.21%, 19.89% (E), 09/20/2037	5,157	6,440
(3.50) * 1-Month LIBOR + 23.28%, 22.91% (E), 04/20/2037	19,042	25,806
(4.91) * 1-Month LIBOR + 29.46%, 28.95% (E), 09/20/2034	9,934	14,373
Government National Mortgage Association, Interest Only STRIPS
5.50%, 10/16/2037	20,875	657
(1.00) * 1-Month LIBOR + 5.70%, 5.60% (E), 12/20/2038	22,821	2,513
(1.00) * 1-Month LIBOR + 5.83%, 5.73% (E), 02/20/2038	37,046	3,775
(1.00) * 1-Month LIBOR + 6.00%, 5.90% (E), 11/20/2037	34,591	3,435
(1.00) * 1-Month LIBOR + 6.08%, 5.98% (E), 06/20/2039	21,474	2,795
(1.00) * 1-Month LIBOR + 6.10%, 5.99% (E), 02/16/2039	12,222	851
(1.00) * 1-Month LIBOR + 6.10%, 6.00% (E), 10/20/2034	46,074	5,976
(1.00) * 1-Month LIBOR + 6.20%, 6.10% (E), 03/20/2037 - 06/20/2038	78,083	9,731
(1.00) * 1-Month LIBOR + 6.27%, 6.17% (E), 04/20/2039	27,540	3,736
(1.00) * 1-Month LIBOR + 6.30%, 6.20% (E), 09/20/2035 - 03/20/2039	85,764	13,344
(1.00) * 1-Month LIBOR + 6.40%, 6.29% (E), 05/16/2038	81,364	13,196
(1.00) * 1-Month LIBOR + 6.47%, 6.36% (E), 06/16/2037	26,693	2,637
(1.00) * 1-Month LIBOR + 6.55%, 6.45% (E), 11/20/2037 - 12/20/2037	31,859	3,500

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS (continued)
6.50%, 03/20/2039	$ 16,686	$ 3,394
(1.00) * 1-Month LIBOR + 6.75%, 6.65% (E), 07/20/2037	60,431	9,456
(1.00) * 1-Month LIBOR + 6.81%, 6.70% (E), 04/16/2037	20,571	4,141
Government National Mortgage Association, Principal Only STRIPS 03/16/2033 - 01/20/2038	61,884	59,063
Resolution Funding Corp., Principal Only STRIPS Zero Coupon, 04/15/2030	400,000	346,177
Tennessee Valley Authority
4.25%, 09/15/2065	397,000	582,177
4.63%, 09/15/2060	257,000	395,207
5.88%, 04/01/2036	698,000	1,019,212
Tennessee Valley Authority, Principal Only STRIPS
11/01/2025 - 03/15/2032	1,050,000	958,539
01/15/2038	150,000	103,704
Uniform Mortgage-Backed Security 2.50%, TBA (J)	13,750,000	14,003,580
Vendee Mortgage Trust Series 1997-1, Class 2Z, 7.50%, 02/15/2027	123,856	136,856

Total U.S. Government Agency Obligations (Cost $120,325,908)		123,987,486

U.S. GOVERNMENT OBLIGATIONS - 21.8%
U.S. Treasury - 21.6%
U.S. Treasury Bond
1.25%, 05/15/2050	35,000	29,865
1.38%, 08/15/2050	165,000	145,226
1.63%, 11/15/2050	825,000	772,245
1.88%, 02/15/2041 - 11/15/2051	8,205,000	8,153,096
2.00%, 11/15/2041 - 02/15/2050	3,508,000	3,578,058
2.25%, 05/15/2041 - 08/15/2049	3,983,100	4,215,347
2.38%, 11/15/2049	3,390,000	3,739,991
2.50%, 02/15/2045 - 02/15/2046	4,000,000	4,427,950
2.75%, 11/15/2042	2,080,000	2,378,350
2.88%, 05/15/2043 - 08/15/2045	2,685,000	3,135,730
3.00%, 11/15/2044 - 02/15/2047	140,000	168,358
3.00%, 02/15/2048 (G)	240,000	294,084
3.13%, 02/15/2043 - 05/15/2048 (G)	1,184,000	1,448,720
3.50%, 02/15/2039	3,000,000	3,773,086
3.63%, 08/15/2043 - 02/15/2044	1,354,000	1,765,559
3.75%, 11/15/2043	2,923,000	3,878,227
3.88%, 08/15/2040	790,000	1,044,096
4.25%, 05/15/2039	835,000	1,147,636
U.S. Treasury Bond, Principal Only STRIPS
05/15/2022 - 08/15/2041 (G)	17,545,000	16,684,057
02/15/2024 - 05/15/2035	5,950,000	5,294,603
U.S. Treasury Note
0.38%, 01/31/2026 - 09/30/2027	425,000	408,879
0.50%, 02/28/2026	4,170,000	4,053,533
0.63%, 08/15/2030	330,000	308,086

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
0.75%, 04/30/2026	$ 210,000	$ 205,948
0.88%, 06/30/2026	105,000	103,392
1.25%, 07/31/2023 - 03/31/2028 (G)	5,390,000	5,400,909
1.25%, 06/30/2028	2,310,000	2,288,254
1.38%, 08/31/2023 (G)	1,500,000	1,517,871
1.38%, 09/30/2023 - 11/15/2031	3,170,000	3,204,623
1.63%, 08/15/2022 - 05/15/2031	6,550,000	6,643,348
1.63%, 08/15/2029 (G)	40,000	40,617
1.75%, 07/15/2022 - 01/31/2023	6,728,000	6,793,751
1.75%, 05/15/2023 - 12/31/2026 (G)	3,025,000	3,076,240
2.00%, 02/15/2023 - 02/15/2025 (G)	4,500,000	4,597,266
2.00%, 06/30/2024	31,000	31,872
2.13%, 02/29/2024	2,183,000	2,246,017
2.13%, 05/15/2025 (G)	1,585,000	1,641,218
2.25%, 11/15/2024 - 02/15/2027 (G)	438,000	456,452
2.50%, 02/28/2026	290,000	305,406
2.75%, 05/31/2023	184,000	189,685
2.88%, 04/30/2025	265,000	280,838

		109,868,489

U.S. Treasury Inflation-Protected Securities - 0.2%
U.S. Treasury Inflation-Indexed Bond
2.13%, 02/15/2040	255,868	391,768
2.50%, 01/15/2029	128,792	164,690
U.S. Treasury Inflation-Indexed Note 0.13%, 01/15/2022	277,328	277,902

		834,360

Total U.S. Government Obligations (Cost $106,032,981)		110,702,849

	Shares	Value
OTHER INVESTMENT COMPANY - 3.1%
Securities Lending Collateral - 3.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (K)	15,540,888	$ 15,540,888

Total Other Investment Company (Cost $15,540,888)		15,540,888

	Principal	Value
REPURCHASE AGREEMENT - 6.6%
Fixed Income Clearing Corp., 0.00% (K), dated 12/31/2021, to be repurchased at $33,480,502 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $34,150,112.	$33,480,502	33,480,502

Total Repurchase Agreement (Cost $33,480,502)		33,480,502

Total Investments (Cost $519,804,153)		535,343,925
Net Other Assets (Liabilities) - (5.5)%		(27,740,142)

Net Assets - 100.0%		$507,603,783

INVESTMENT VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (M)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$41,214,782	$1,023,952	$42,238,734
Corporate Debt Securities	—	163,737,277	—	163,737,277
Foreign Government Obligations	—	5,782,261	—	5,782,261
Mortgage-Backed Securities	—	38,528,806	—	38,528,806
Municipal Government Obligations	—	1,345,122	—	1,345,122
U.S. Government Agency Obligations	—	123,987,486	—	123,987,486
U.S. Government Obligations	—	110,702,849	—	110,702,849
Other Investment Company	15,540,888	—	—	15,540,888
Repurchase Agreement	—	33,480,502	—	33,480,502

Total Investments	$15,540,888	$518,779,085	$1,023,952	$535,343,925

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Mortgage-Backed Securities (D)	$—	$—	$—	$1,068,414

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $114,434,671, representing 22.5% of the Portfolio’s net assets.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2021, the total value of securities is $1,919,205, representing 0.4% of the Portfolio’s net assets.
(C)	Securities are Level 3 of the fair value hierarchy.
(D)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period the security utilized significant unobservable inputs.
(E)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $34,362,515, collateralized by cash collateral of $15,540,888 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $19,528,453. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Rounds to less than $1 or $(1).
(J)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2021. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(K)	Rates disclosed reflect the yields at December 31, 2021.
(L)	The Portfolio recognizes transfers in and out of Level 3 as of December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(M)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $486,323,651) (including securities loaned of $34,362,515)	$501,863,423
Repurchase agreement, at value (cost $33,480,502)	33,480,502
Receivables and other assets:
Investments sold	4,660
When-issued, delayed-delivery, forward and TBA commitments sold	1,537,841
Net income from securities lending	3,784
Shares of beneficial interest sold	44,774
Interest	2,296,332
Tax reclaims	518

Total assets	539,231,834

Liabilities:
Cash collateral received upon return of:
Securities on loan	15,540,888
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	15,521,646
Shares of beneficial interest redeemed	63,921
Investment management fees	195,097
Distribution and service fees	77,144
Transfer agent costs	1,135
Trustees, CCO and deferred compensation fees	5,735
Audit and tax fees	35,278
Custody fees	59,266
Legal fees	2,500
Printing and shareholder reports fees	116,648
Other accrued expenses	8,793

Total liabilities	31,628,051

Net assets	$507,603,783

Net assets consist of:
Capital stock ($0.01 par value)	$381,037
Additional paid-in capital	478,953,864
Total distributable earnings (accumulated losses)	28,268,882

Net assets	$507,603,783

Net assets by class:
Initial Class	$146,689,397
Service Class	360,914,386

Shares outstanding:
Initial Class	11,611,416
Service Class	26,492,250

Net asset value and offering price per share:
Initial Class	$12.63
Service Class	13.62

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Interest income	$13,516,550
Net income from securities lending	30,581

Total investment income	13,547,131

Expenses:
Investment management fees	2,341,428
Distribution and service fees:
Service Class	922,090
Transfer agent costs	7,103
Trustees, CCO and deferred compensation fees	20,884
Audit and tax fees	48,654
Custody fees	146,051
Legal fees	30,017
Printing and shareholder reports fees	81,858
Other	29,249

Total expenses	3,627,334

Net investment income (loss)	9,919,797

Net realized gain (loss) on:
Investments	2,894,079

Net change in unrealized appreciation (depreciation) on:
Investments	(19,197,060)

Net realized and change in unrealized gain (loss)	(16,302,981)

Net increase (decrease) in net assets resulting from operations	$(6,383,184)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$9,919,797	$11,697,814
Net realized gain (loss)	2,894,079	19,197,255
Net change in unrealized appreciation (depreciation)	(19,197,060)	8,686,279

Net increase (decrease) in net assets resulting from operations	(6,383,184)	39,581,348

Dividends and/or distributions to shareholders:
Initial Class	(9,295,278)	(6,385,087)
Service Class	(21,566,057)	(12,693,642)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(30,861,335)	(19,078,729)

Capital share transactions:
Proceeds from shares sold:
Initial Class	13,550,075	15,489,770
Service Class	31,844,028	58,947,376

	45,394,103	74,437,146

Dividends and/or distributions reinvested:
Initial Class	9,295,278	6,385,087
Service Class	21,566,057	12,693,642

	30,861,335	19,078,729

Cost of shares redeemed:
Initial Class	(26,562,021)	(233,365,929)
Service Class	(42,748,948)	(26,635,353)

	(69,310,969)	(260,001,282)

Net increase (decrease) in net assets resulting from capital share transactions	6,944,469	(166,485,407)

Net increase (decrease) in net assets	(30,300,050)	(145,982,788)

Net assets:
Beginning of year	537,903,833	683,886,621

End of year	$507,603,783	$537,903,833

Capital share transactions - shares:
Shares issued:
Initial Class	1,054,606	1,143,378
Service Class	2,238,551	4,035,235

	3,293,157	5,178,613

Shares reinvested:
Initial Class	730,187	472,619
Service Class	1,569,582	874,218

	2,299,769	1,346,837

Shares redeemed:
Initial Class	(1,986,483)	(17,259,691)
Service Class	(3,016,244)	(1,840,040)

	(5,002,727)	(19,099,731)

Net increase (decrease) in shares outstanding:
Initial Class	(201,690)	(15,643,694)
Service Class	791,889	3,069,413

	590,199	(12,574,281)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$13.65	$13.23	$12.52	$12.94		$12.86

Investment operations:
Net investment income (loss) (A)	0.27	0.32	0.35	0.34		0.31
Net realized and unrealized gain (loss)	(0.40)	0.66	0.72	(0.33)		0.16

Total investment operations	(0.13)	0.98	1.07	0.01		0.47

Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.52)	(0.36)	(0.43)		(0.39)
Net realized gains	(0.51)	(0.04)	—	—		—

Total dividends and/or distributions to shareholders	(0.89)	(0.56)	(0.36)	(0.43)		(0.39)

Net asset value, end of year	$12.63	$13.65	$13.23	$12.52		$12.94

Total return	(1.03)%	7.46%	8.53%	0.08%		3.66%

Ratio and supplemental data:
Net assets end of year (000’s)	$146,690	$161,281	$363,293	$351,911		$352,261
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%	0.52%	0.52%	0.51%		0.52%
Including waiver and/or reimbursement and recapture	0.52%	0.52%	0.52%	0.51	%(B)	0.52	%(B)
Net investment income (loss) to average net assets	2.08%	2.37%	2.65%	2.70%		2.37%
Portfolio turnover rate	27%	30%	26%	35%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$14.65	$14.17	$13.39	$13.80		$13.69

Investment operations:
Net investment income (loss) (A)	0.26	0.31	0.33	0.33		0.29
Net realized and unrealized gain (loss)	(0.44)	0.70	0.78	(0.35)		0.18

Total investment operations	(0.18)	1.01	1.11	(0.02)		0.47

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.49)	(0.33)	(0.39)		(0.36)
Net realized gains	(0.51)	(0.04)	—	—		—

Total dividends and/or distributions to shareholders	(0.85)	(0.53)	(0.33)	(0.39)		(0.36)

Net asset value, end of year	$13.62	$14.65	$14.17	$13.39		$13.80

Total return	(1.27)%	7.16%	8.25%	(0.09)%		3.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$360,914	$376,623	$320,594	$274,017		$278,675
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.77%	0.77%	0.76%		0.77%
Including waiver and/or reimbursement and recapture	0.77%	0.77%	0.77%	0.76	%(B)	0.77	%(B)
Net investment income (loss) to average net assets	1.83%	2.11%	2.40%	2.45%		2.13%
Portfolio turnover rate	27%	30%	26%	35%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2021, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2021, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$3,182,039	$—	$—	$—	$3,182,039
Foreign Government Obligations	758,821	—	—	—	758,821
U.S. Government Obligations	11,600,028	—	—	—	11,600,028
Total Securities Lending Transactions	$15,540,888	$—	$—	$—	$15,540,888
Total Borrowings	$15,540,888	$—	$—	$—	$15,540,888

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Fixed-income securities risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

Interest rate risk: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The Portfolio faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instrument in which the Portfolio invests, and financial markets generally.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $750 million	0.450%
Over $750 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.375
Over $1.5 billion up to $3 billion	0.370
Over $3 billion	0.365

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.58%	May 1, 2022
Service Class	0.83	May 1, 2022
Prior to May 1, 2021
Initial Class	0.65
Service Class	0.90

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 82,086,808	$ 52,561,079	$ 74,015,293	$ 55,160,493

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 519,833,034	$ 18,707,146	$ (3,196,255)	$ 15,510,891

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 16,590,268	$ 14,271,067	$ —	$ 18,506,980	$ 571,749	$ —

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 10,885,794	$ 1,878,018	$ —	$ —	$ (5,821)	$ 15,510,891

10. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect ASU 2021-01 to have a material impact on the financial statements.

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Core Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Core Bond VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Core Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $14,271,067 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

Broader U.S. equity markets, as represented by the S&P 500® Index (“S&P 500®” or “Index”) marched higher in 2021, unfazed by several bouts of volatility, returning 28.71% for the year. The energy and real estate sectors, which were the laggards of 2020, contributed most during the year. While all sectors ended in the green, utilities and consumer staples sectors failed to keep up the pace. Large cap stocks outperformed both mid cap and small caps over the year 2021, with the S&P 500® returning 28.71% and mid-caps and small-caps, as represented by the Russell Mid Cap® Index and Russell 2000® Index, returning 22.58% and 14.82%, respectively. In broader style indices, value narrowly underperformed growth in 2021 as the Russell 3000® Value Index returned 25.37% and the Russell 3000® Growth Index rose by 25.85%.

Encouraging economic data bolstered by a steady rise in economic activity and robust corporate earnings results buoyed the markets throughout 2021, with the S&P 500® making multiple all-time highs. The extraordinary fiscal and monetary stimulus that helped shape the pandemic recovery continued to provide an excellent backdrop for equities over the year. The rally was not without its challenges, however, as several volatility shocks tested the market’s resilience. While an unprecedented, targeted short squeeze whipsawed the U.S. equity market in the first quarter of 2021, a confluence of mounting inflation fears, threats from COVID-19 variants, widening fiscal deficit, and supply disruptions loomed over the rest of the year. Finally, a fourth wave of the pandemic in some parts of Europe and the new variant Omicron were identified, triggering a sell-off in November 2021. However, studies suggesting that the Omicron variant might be less severe than the previous variants helped lift investors’ confidence, and the markets ended the year on strength for the third consecutive year. Although investors seemed to have looked beyond the uncertainty, stricter COVID-19 related restrictions and lockdowns in some parts of Asia and Europe, along with rising infections globally, remain as potential areas of concern that could further disrupt global supply chains and move inflation higher.

PERFORMANCE

For the year ended December 31, 2021, Transamerica JPMorgan Enhanced Index VP, Initial Class returned 30.12%. By comparison, its benchmark, the S&P 500®, returned 28.71%.

STRATEGY REVIEW

Transamerica JPMorgan Enhanced Index VP outperformed its benchmark during the fiscal year ended December 31, 2021, led by stock selection in technology and media sectors, which contributed to positive results. Stock selection in the pharma/medical technology and telecommunications sectors detracted from returns.

On the positive side, within the media sector, an overweight in Alphabet Inc. contributed to results driven by the continued robust recovery in advertising. The stock surpassed expectations as earnings consistently beat estimates with upside flowing to the bottom line. Incremental margins were above normalized levels as most of the company’s cost base is driven by headcount, which is tough to increase rapidly. Additionally, within financials, an underweight position to PayPal Holdings, Inc. over the quarter and the full year 2021 benefited performance. The company’s third quarter 2021 earnings report met expectations, however, the market reacted negatively to an unexpected decline in non-eBay transaction revenue, as well as management’s guidance on revenue which was meaningfully below consensus. The company called out lower than expected back-to-school, online travel, and cross border spending as the main drivers of non-eBay transaction revenue declines.

On the negative side, within pharma/medical technology, an underweight during the fourth quarter and the full year in Pfizer Inc. detracted from performance. Most recently, authorities gave the green light to the company’s COVID-19 vaccine to be used in children aged 5 to 11 years old. Furthermore, in December 2021, the Food and Drug Administration cleared the company’s therapeutic pill to fight against the virus, the first oral treatment against the disease. Investors also welcomed the acquisition of Arena Pharmaceuticals. Also, within pharma/medical technology, an overweight in Zimmer Biomet Holdings, Inc. hurt relative Portfolio performance. Performance fell due to pressure on the healthcare system with COVID-19, coupled with staffing shortages and patients pushing out procedures during the pandemic, causing delays in elective procedures.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Repurchase Agreement	1.0
Other Investment Company	0.2
Net Other Assets (Liabilities) ^	(0.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	30.12%	18.46%	16.41%	05/02/1997
S&P 500® (A)	28.71%	18.47%	16.55%
Service Class	29.79%	18.16%	16.12%	05/01/2003

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,119.30	$3.26	$1,022.10	$3.11	0.61%
Service Class	1,000.00	1,117.80	4.59	1,020.90	4.38	0.86

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 0.8%
Northrop Grumman Corp.	19,584	$7,580,379
Raytheon Technologies Corp.	122,505	10,542,780

		18,123,159

Air Freight & Logistics - 1.1%
FedEx Corp.	29,741	7,692,212
United Parcel Service, Inc., Class B	79,982	17,143,342

		24,835,554

Airlines - 0.2%
Southwest Airlines Co. (A)	109,675	4,698,477

Auto Components - 0.3%
Aptiv PLC (A)	13,780	2,273,011
Magna International, Inc. (B)	49,458	4,003,130

		6,276,141

Automobiles - 2.4%
General Motors Co. (A)	88,722	5,201,771
Rivian Automotive, Inc., Class A (A)	16,821	1,744,170
Tesla, Inc. (A)	44,098	46,601,884

		53,547,825

Banks - 3.8%
Bank of America Corp.	263,034	11,702,383
Citigroup, Inc.	209,322	12,640,956
Fifth Third Bancorp	122,280	5,325,294
Regions Financial Corp.	296,135	6,455,743
SVB Financial Group (A)	5,495	3,726,929
Truist Financial Corp.	137,708	8,062,803
US Bancorp	244,309	13,722,836
Wells Fargo & Co.	499,459	23,964,043

		85,600,987

Beverages - 1.2%
Coca-Cola Co.	337,260	19,969,165
Constellation Brands, Inc., Class A	31,964	8,022,005

		27,991,170

Biotechnology - 2.4%
AbbVie, Inc.	192,547	26,070,864
Biogen, Inc. (A)	17,500	4,198,600
BioMarin Pharmaceutical, Inc. (A)	13,069	1,154,646
Moderna, Inc. (A)	8,320	2,113,114
Neurocrine Biosciences, Inc. (A)	13,286	1,131,569
Regeneron Pharmaceuticals, Inc. (A)	15,168	9,578,895
Vertex Pharmaceuticals, Inc. (A)	39,889	8,759,624

		53,007,312

Building Products - 1.2%
Johnson Controls International PLC	85,690	6,967,454
Masco Corp.	70,678	4,963,009
Trane Technologies PLC	74,607	15,072,852

		27,003,315

Capital Markets - 3.3%
Goldman Sachs Group, Inc.	30,477	11,658,976
Intercontinental Exchange, Inc.	51,496	7,043,108
Morgan Stanley	106,416	10,445,795
S&P Global, Inc.	41,113	19,402,458
State Street Corp.	139,542	12,977,406
T. Rowe Price Group, Inc.	57,831	11,371,888

		72,899,631

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.9%
Air Products & Chemicals, Inc.	10,891	$ 3,313,696
Celanese Corp.	19,138	3,216,332
DuPont de Nemours, Inc.	84,510	6,826,718
Eastman Chemical Co.	88,538	10,705,130
Linde PLC	20,682	7,164,865
PPG Industries, Inc.	67,684	11,671,429

		42,898,170

Commercial Services & Supplies - 0.1%
Cintas Corp.	5,735	2,541,580

Communications Equipment - 0.1%
Motorola Solutions, Inc.	7,853	2,133,660

Consumer Finance - 0.3%
Capital One Financial Corp.	46,650	6,768,448

Containers & Packaging - 0.3%
Avery Dennison Corp.	18,640	4,036,865
WestRock Co.	58,208	2,582,107

		6,618,972

Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc., Class B (A)	100,374	30,011,826
Voya Financial, Inc.	27,111	1,797,730

		31,809,556

Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	131,478	6,831,597

Electric Utilities - 1.9%
Edison International	63,350	4,323,637
Evergy, Inc.	77,280	5,302,181
Exelon Corp.	78,470	4,532,427
FirstEnergy Corp.	192,630	8,011,482
NextEra Energy, Inc.	223,614	20,876,603

		43,046,330

Electrical Equipment - 0.6%
Eaton Corp. PLC	78,846	13,626,166

Entertainment - 0.9%
Netflix, Inc. (A)	28,047	16,896,635
Walt Disney Co. (A)	27,168	4,208,051

		21,104,686

Equity Real Estate Investment Trusts - 2.6%
Camden Property Trust	38,893	6,949,401
Equinix, Inc.	8,404	7,108,439
Equity Lifestyle Properties, Inc.	51,918	4,551,132
Host Hotels & Resorts, Inc. (A)	107,080	1,862,121
Kimco Realty Corp.	144,380	3,558,967
Prologis, Inc.	101,141	17,028,099
SBA Communications Corp.	10,990	4,275,330
Sun Communities, Inc.	27,892	5,856,483
UDR, Inc.	16,066	963,799
Ventas, Inc.	111,214	5,685,260

		57,839,031

Food Products - 0.5%
Mondelez International, Inc., Class A	170,248	11,289,145

Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	109,733	15,443,822
ABIOMED, Inc. (A)	2,450	879,966
Baxter International, Inc.	33,340	2,861,906
Becton Dickinson & Co.	23,747	5,971,896

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Boston Scientific Corp. (A)	192,360	$ 8,171,453
DexCom, Inc. (A)	5,144	2,762,071
Intuitive Surgical, Inc. (A)	10,996	3,950,863
Medtronic PLC	137,969	14,272,893
Zimmer Biomet Holdings, Inc.	67,251	8,543,567

		62,858,437

Health Care Providers & Services - 2.9%
Anthem, Inc.	34,252	15,877,172
Centene Corp. (A)	118,197	9,739,433
Humana, Inc.	9,770	4,531,912
McKesson Corp.	11,070	2,751,670
UnitedHealth Group, Inc.	64,511	32,393,553

		65,293,740

Hotels, Restaurants & Leisure - 1.7%
Booking Holdings, Inc. (A)	3,741	8,975,520
Hilton Worldwide Holdings, Inc. (A)	41,568	6,484,192
McDonald’s Corp.	81,160	21,756,561
Royal Caribbean Cruises Ltd. (A)	11,962	919,878

		38,136,151

Household Durables - 0.6%
D.R. Horton, Inc.	7,637	828,233
Lennar Corp., Class A	90,070	10,462,531
Toll Brothers, Inc.	43,570	3,154,032

		14,444,796

Household Products - 1.5%
Kimberly-Clark Corp.	49,196	7,031,092
Procter & Gamble Co.	168,049	27,489,456

		34,520,548

Industrial Conglomerates - 0.4%
Honeywell International, Inc.	37,843	7,890,644

Insurance - 1.9%
Chubb Ltd.	54,821	10,597,448
Hartford Financial Services Group, Inc.	132,031	9,115,420
Progressive Corp.	148,038	15,196,101
Prudential Financial, Inc.	41,985	4,544,456
Travelers Cos., Inc.	13,639	2,133,549

		41,586,974

Interactive Media & Services - 7.0%
Alphabet, Inc., Class A (A)	21,314	61,747,511
Alphabet, Inc., Class C (A)	16,271	47,081,603
Meta Platforms, Inc., Class A (A)	133,815	45,008,675
ZoomInfo Technologies, Inc. (A)	53,660	3,444,972

		157,282,761

Internet & Direct Marketing Retail - 4.0%
Amazon.com, Inc. (A)	26,743	89,170,255

IT Services - 4.8%
Accenture PLC, Class A	62,482	25,901,913
FleetCor Technologies, Inc. (A)	24,975	5,590,404
International Business Machines Corp.	83,010	11,095,117
Mastercard, Inc., Class A	88,421	31,771,434
PayPal Holdings, Inc. (A)	23,519	4,435,213
Shopify, Inc., Class A (A)	2,180	3,002,710
Visa, Inc., Class A	114,830	24,884,809

		106,681,600

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 1.7%
Danaher Corp.	21,460	$ 7,060,554
Illumina, Inc. (A)	7,982	3,036,672
PerkinElmer, Inc.	8,450	1,698,957
Thermo Fisher Scientific, Inc.	39,616	26,433,380

		38,229,563

Machinery - 2.4%
Deere & Co.	53,586	18,374,104
Ingersoll Rand, Inc.	61,602	3,811,316
Otis Worldwide Corp.	137,850	12,002,599
Parker-Hannifin Corp.	25,671	8,166,459
Stanley Black & Decker, Inc.	65,673	12,387,241

		54,741,719

Media - 1.1%
Charter Communications, Inc., Class A (A)	12,241	7,980,765
Comcast Corp., Class A	323,032	16,258,200
Fox Corp., Class A	12,814	472,837

		24,711,802

Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	67,862	2,831,881

Multi-Utilities - 0.6%
CenterPoint Energy, Inc.	320,690	8,950,458
DTE Energy Co.	37,470	4,479,164

		13,429,622

Multiline Retail - 0.7%
Dollar General Corp.	8,296	1,956,446
Dollar Tree, Inc. (A)	18,530	2,603,835
Target Corp.	44,009	10,185,443

		14,745,724

Oil, Gas & Consumable Fuels - 2.7%
Cheniere Energy, Inc.	26,232	2,660,450
Chevron Corp.	114,311	13,414,396
ConocoPhillips	226,176	16,325,384
Coterra Energy, Inc.	26,037	494,703
Diamondback Energy, Inc.	84,948	9,161,642
EOG Resources, Inc.	60,557	5,379,278
Phillips 66	12,020	870,969
Pioneer Natural Resources Co.	56,539	10,283,313
Williams Cos., Inc.	65,430	1,703,797

		60,293,932

Personal Products - 0.4%
Estee Lauder Cos., Inc., Class A	21,585	7,990,767

Pharmaceuticals - 3.5%
Bristol-Myers Squibb Co.	293,888	18,323,917
Eli Lilly & Co.	78,279	21,622,225
Johnson & Johnson	130,572	22,336,952
Merck & Co., Inc.	111,557	8,549,729
Pfizer, Inc.	124,104	7,328,341

		78,161,164

Professional Services - 0.4%
Booz Allen Hamilton Holding Corp.	30,286	2,567,950
Leidos Holdings, Inc.	63,770	5,669,153

		8,237,103

Road & Rail - 1.0%
Lyft, Inc., Class A (A)	58,958	2,519,275

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Road & Rail (continued)
Norfolk Southern Corp.	41,666	$ 12,404,385
Union Pacific Corp.	32,456	8,176,640

		23,100,300

Semiconductors & Semiconductor Equipment - 7.1%
Advanced Micro Devices, Inc. (A)	129,650	18,656,635
Analog Devices, Inc.	83,656	14,704,215
Applied Materials, Inc.	108,593	17,088,195
Intel Corp.	32,877	1,693,166
KLA Corp.	8,270	3,557,010
Lam Research Corp.	26,757	19,242,297
Microchip Technology, Inc.	52,374	4,559,680
Micron Technology, Inc.	24,414	2,274,164
NVIDIA Corp.	124,164	36,517,874
NXP Semiconductors NV	58,677	13,365,447
QUALCOMM, Inc.	38,921	7,117,483
Texas Instruments, Inc.	109,537	20,644,438

		159,420,604

Software - 9.4%
Ceridian HCM Holding, Inc. (A)	9,920	1,036,243
Fortinet, Inc. (A)	7,783	2,797,210
Intuit, Inc.	33,574	21,595,468
Microsoft Corp.	477,489	160,589,101
Oracle Corp.	90,981	7,934,453
salesforce.com, Inc. (A)	33,024	8,392,389
Workday, Inc., Class A (A)	28,001	7,649,313

		209,994,177

Specialty Retail - 3.5%
AutoZone, Inc. (A)	2,013	4,220,033
Best Buy Co., Inc.	81,665	8,297,164
Home Depot, Inc.	39,777	16,507,853
Lowe’s Cos., Inc.	95,968	24,805,809
O’Reilly Automotive, Inc. (A)	22,321	15,763,760
TJX Cos., Inc.	116,747	8,863,432

		78,458,051

Technology Hardware, Storage & Peripherals - 7.5%
Apple, Inc.	876,589	155,655,909
Seagate Technology Holdings PLC	105,534	11,923,231

		167,579,140

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 0.8%
NIKE, Inc., Class B	103,985	$ 17,331,180

Tobacco - 0.9%
Altria Group, Inc.	200,764	9,514,206
Philip Morris International, Inc.	119,965	11,396,675

		20,910,881

Wireless Telecommunication Services - 0.6%
T-Mobile US, Inc. (A)	109,379	12,685,776

Total Common Stocks (Cost $1,483,956,032)		2,231,210,204

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	4,051,688	4,051,688

Total Other Investment Company (Cost $4,051,688)		4,051,688

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2021, to be repurchased at $22,728,969 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $23,183,627.	$22,728,969	22,728,969

Total Repurchase Agreement (Cost $22,728,969)		22,728,969

Total Investments (Cost $1,510,736,689)		2,257,990,861
Net Other Assets (Liabilities) - (0.8)%		(16,825,943)

Net Assets - 100.0%		$2,241,164,918

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	36	03/18/2022	$8,495,561	$8,565,300	$69,739	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,231,210,204	$—	$—	$2,231,210,204
Other Investment Company	4,051,688	—	—	4,051,688
Repurchase Agreement	—	22,728,969	—	22,728,969

Total Investments	$2,235,261,892	$22,728,969	$—	$2,257,990,861

Other Financial Instruments
Futures Contracts (E)	$69,739	$—	$—	$69,739

Total Other Financial Instruments	$69,739	$—	$—	$69,739

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $3,963,065, collateralized by cash collateral of $4,051,688. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2021
Assets:
Investments, at value (cost $1,488,007,720) (including securities loaned of $3,963,065)	$2,235,261,892
Repurchase agreement, at value (cost $22,728,969)	22,728,969
Cash	101,773
Cash collateral pledged at broker for:
Futures contracts	1,246,000
Receivables and other assets:
Investments sold	2,993,509
Net income from securities lending	357
Shares of beneficial interest sold	266,400
Dividends	1,715,115

Total assets	2,264,314,015

Liabilities:
Cash collateral received upon return of:
Securities on loan	4,051,688
Payables and other liabilities:
Investments purchased	3,001,464
Shares of beneficial interest redeemed	14,707,399
Investment management fees	1,126,746
Distribution and service fees	28,128
Transfer agent costs	4,867
Trustees, CCO and deferred compensation fees	20,319
Audit and tax fees	27,169
Custody fees	53,911
Legal fees	8,068
Printing and shareholder reports fees	22,243
Other accrued expenses	32,163
Variation margin payable on futures contracts	64,932

Total liabilities	23,149,097

Net assets	$2,241,164,918

Net assets consist of:
Capital stock ($0.01 par value)	$810,299
Additional paid-in capital	1,239,465,750
Total distributable earnings (accumulated losses)	1,000,888,869

Net assets	$2,241,164,918

Net assets by class:
Initial Class	$2,105,664,416
Service Class	135,500,502

Shares outstanding:
Initial Class	76,105,238
Service Class	4,924,632

Net asset value and offering price per share:
Initial Class	$27.67
Service Class	27.51

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$25,996,947
Net income from securities lending	982
Withholding taxes on foreign income	(30,837)

Total investment income	25,967,092

Expenses:
Investment management fees	11,899,975
Distribution and service fees:
Service Class	308,362
Transfer agent costs	27,378
Trustees, CCO and deferred compensation fees	83,276
Audit and tax fees	40,862
Custody fees	122,584
Legal fees	111,361
Printing and shareholder reports fees	26,372
Other	75,827

Total expenses	12,695,997

Net investment income (loss)	13,271,095

Net realized gain (loss) on:
Investments	244,485,087
Futures contracts	4,822,241

Net realized gain (loss)	249,307,328

Net change in unrealized appreciation (depreciation) on:
Investments	257,890,441
Futures contracts	(25,179)

Net change in unrealized appreciation (depreciation)	257,865,262

Net realized and change in unrealized gain (loss)	507,172,590

Net increase (decrease) in net assets resulting from operations	$520,443,685

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$13,271,095	$17,238,111
Net realized gain (loss)	249,307,328	243,361,514
Net change in unrealized appreciation (depreciation)	257,865,262	24,507,788

Net increase (decrease) in net assets resulting from operations	520,443,685	285,107,413

Dividends and/or distributions to shareholders:
Initial Class	(249,859,707)	(134,402,907)
Service Class	(14,777,277)	(9,225,097)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(264,636,984)	(143,628,004)

Capital share transactions:
Proceeds from shares sold:
Initial Class	444,479,217	80,411,492
Service Class	11,709,229	20,185,716

	456,188,446	100,597,208

Dividends and/or distributions reinvested:
Initial Class	249,859,707	134,402,907
Service Class	14,777,277	9,225,097

	264,636,984	143,628,004

Cost of shares redeemed:
Initial Class	(356,616,004)	(877,768,237)
Service Class	(22,649,638)	(17,466,275)

	(379,265,642)	(895,234,512)

Net increase (decrease) in net assets resulting from capital share transactions	341,559,788	(651,009,300)

Net increase (decrease) in net assets	597,366,489	(509,529,891)

Net assets:
Beginning of year	1,643,798,429	2,153,328,320

End of year	$2,241,164,918	$1,643,798,429

Capital share transactions - shares:
Shares issued:
Initial Class	16,511,340	4,084,984
Service Class	440,823	995,250

	16,952,163	5,080,234

Shares reinvested:
Initial Class	9,680,733	6,216,601
Service Class	575,215	428,277

	10,255,948	6,644,878

Shares redeemed:
Initial Class	(13,636,676)	(40,383,172)
Service Class	(864,620)	(887,776)

	(14,501,296)	(41,270,948)

Net increase (decrease) in shares outstanding:
Initial Class	12,555,397	(30,081,587)
Service Class	151,418	535,751

	12,706,815	(29,545,836)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$24.07	$22.01	$19.30	$21.68		$18.37

Investment operations:
Net investment income (loss) (A)	0.18	0.22	0.23	0.23		0.21
Net realized and unrealized gain (loss)	6.83	3.98	5.41	(1.38)		3.62

Total investment operations	7.01	4.20	5.64	(1.15)		3.83

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.33)	(0.27)	(0.25)		(0.11)
Net realized gains	(3.19)	(1.81)	(2.66)	(0.98)		(0.41)

Total dividends and/or distributions to shareholders	(3.41)	(2.14)	(2.93)	(1.23)		(0.52)

Net asset value, end of year	$27.67	$24.07	$22.01	$19.30		$21.68

Total return	30.12%	20.16%	31.03%	(6.01)%		21.15%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,105,664	$1,529,426	$2,060,400	$1,821,768		$2,286,100
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%	0.65%	0.69%	0.69%		0.69%
Including waiver and/or reimbursement and recapture	0.62%	0.65%	0.69%	0.69	%(B)	0.69%
Net investment income (loss) to average net assets	0.68%	1.03%	1.08%	1.08%		1.05%
Portfolio turnover rate	40%	45%	39%	52%		37%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$23.96	$21.93	$19.24	$21.62		$18.34

Investment operations:
Net investment income (loss) (A)	0.11	0.17	0.18	0.18		0.16
Net realized and unrealized gain (loss)	6.79	3.95	5.39	(1.38)		3.61

Total investment operations	6.90	4.12	5.57	(1.20)		3.77

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.28)	(0.22)	(0.20)		(0.08)
Net realized gains	(3.19)	(1.81)	(2.66)	(0.98)		(0.41)

Total dividends and/or distributions to shareholders	(3.35)	(2.09)	(2.88)	(1.18)		(0.49)

Net asset value, end of year	$27.51	$23.96	$21.93	$19.24		$21.62

Total return	29.79%	19.86%	30.69%	(6.25)%		20.82%

Ratio and supplemental data:
Net assets end of year (000’s)	$135,501	$114,372	$92,928	$68,434		$80,270
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.90%	0.94%	0.94%		0.94%
Including waiver and/or reimbursement and recapture	0.87%	0.90%	0.94%	0.94	%(B)	0.94%
Net investment income (loss) to average net assets	0.43%	0.77%	0.83%	0.83%		0.80%
Portfolio turnover rate	40%	45%	39%	52%		37%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2021, commissions recaptured are $18,820.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,051,688	$—	$—	$—	$4,051,688
Total Borrowings	$4,051,688	$—	$—	$—	$4,051,688

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$69,739	$—	$—	$69,739
Total	$—	$—	$69,739	$—	$—	$69,739

(A)	Mayinclude exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$4,822,241	$—	$—	$4,822,241
Total	$—	$—	$4,822,241	$—	$—	$4,822,241

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(25,179)	$—	$—	$(25,179)
Total	$—	$—	$(25,179)	$—	$—	$(25,179)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts — long	$16,045,610

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS (continued)

one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

Large capitalization companies risk: The Portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.60%
Over $1 billion up to $2 billion	0.59
Over $2 billion up to $3 billion	0.56
Over $3 billion up to $4 billion	0.52
Over $4 billion	0.46

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.71%	May 1, 2022
Service Class	0.96	May 1, 2022
Prior to May 1, 2021
Initial Class	0.84
Service Class	1.09

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 886,754,929	$ —	$ 791,628,465	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,519,405,848	$ 746,782,956	$ (8,197,944)	$ 738,585,012

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 20,878,989	$ 243,757,995	$ —	$ 25,787,591	$ 117,840,413	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 41,535,255	$ 220,768,602	$ —	$ —	$ —	$ 738,585,012

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Enhanced Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $243,757,995 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

2021 was a year of strong returns driven by robust economic growth and a powerful rebound in earnings. Following the strong market rally in 2020, global markets experienced a rollercoaster of upward rallies over the first half of 2021, supported by the success in vaccine roll outs, declining COVID-19 cases and positive economic data. After a summer of return-to-normalcy, where strong corporate earnings and optimism over the economic recovery continued to push equity markets higher, material shortages and capacity constraints began to weigh on output expansion. The emergence of the Omicron variant over the winter weighed on investor sentiment. But early data on the effectiveness of vaccines and boosters together with reports of less aggressive symptoms, helped lift investors’ confidence, and markets ended the year on strength for the third consecutive year in a row. Overall, 2021 was a solid year for financial markets as economies’ ability to adapt to the pandemic, the rollout of vaccines, the passing of additional fiscal stimulus and easy monetary policy all supported strong developed market equity and commodity performance.

Global Equity markets were up 22.35% for 2021, as measured by the MSCI World Index. In the U.S., the S&P 500® Index was up 28.71%. This strong performance was primarily driven by unprecedented gains among the largest tech stocks in the index. In contrast to 2020, small cap U.S. equities as measured by the Russell 2000® Index trailed large cap with a 14.82% return in 2021. Outside the U.S., equities in developed markets had another strong year with returns of 11.78% as measured by the MSCI EAFE Index. Emerging market equities, on the other hand, contracted -2.22% in 2021 (MSCI Emerging Markets Index) following a correction in the Chinese stock market in the second half of the year and continued lockdown measures throughout the region.

Global fixed income markets were broadly down in 2021. U.S. core fixed income markets declined -1.54% according to the Bloomberg U.S. Aggregate Bond Index as long-term interest rates ended the year higher. Broadly speaking, longer dated Treasuries underperformed those with shorter maturities. The yields on the 10-year and 30-year U.S. Treasuries increased 60 basis points (“bps”) and 28 bps, respectively, while long credit spreads compressed -12 bps for the year. The Bloomberg US High Yield Index returned 5.28%, and the Bloomberg US Investment Grade Corporate Index was down -1.04%. The Bloomberg Emerging Markets Debt Index was down -1.65% in dollar terms.

PERFORMANCE

For the year ended December 31, 2021, Transamerica JPMorgan International Moderate Growth VP, Initial Class returned 9.25%. By comparison, its primary and secondary benchmarks, the MSCI World Index ex-U.S. and the Bloomberg US Aggregate Bond Index, returned 13.17% and -1.54%, respectively.

STRATEGY REVIEW

Security selection and tactical asset allocation contributed positively during the Portfolio’s fiscal year ended December 31, 2021. The Risk Management Framework (“RMF”), which aims to reduce downside volatility, was not active and had no material impact on performance during the year. The strategic asset allocation detracted.

The portfolio managers continued to reflect economic optimism by maintaining a risk-on tilt within the Portfolio during the fiscal year; the strong earnings outlook and gradual increase in yields led to a preference for equities and credit to bonds. Within equities, developed markets were favored over emerging markets due to superior vaccine roll outs and a strengthening U.S. dollar acting as a headwind for emerging markets. The Portfolio continued to lean into more quality-oriented regions by diversifying exposure into U.S. equities, given the belief markets would focus more on earnings delivery as we moved through the middle of the economic cycle.

The Portfolio came into 2021 with approximately 73% of the Portfolio in equities. By midyear, this peaked near 82%, and by year-end, the Portfolio was about 79% equities. By fiscal year end, the RMF momentum signaled de-risking in emerging markets equity and debt.

Underlying fund performance positively contributed to performance during the fiscal year. Underlying fund outperformance was led by Transamerica International Focus and Transamerica International Equity, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as Transamerica Morgan Stanley Capital Growth VP and Transamerica WMC US Growth VP.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
International Equity Funds	62.2%
U.S. Fixed Income Funds	10.9
International Alternative Fund	10.6
U.S. Equity Funds	7.0
U.S. Alternative Fund	5.8
U.S. Government Obligations	2.2
Repurchase Agreement	0.7
U.S. Mixed Allocation Fund	0.5
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	9.25%	9.74%	7.21%	05/01/2006
MSCI World Index ex-U.S. (A)	13.17%	10.18%	8.37%
Bloomberg US Aggregate Bond Index (B)	(1.54)%	3.57%	2.90%
Service Class	9.01%	9.46%	6.94%	05/01/2006

(A) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,011.00	$0.81	$1,024.40	$0.82	0.16%
Service Class	1,000.00	1,010.50	2.08	1,023.10	2.09	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
INVESTMENT COMPANIES - 97.0%
International Alternative Fund - 10.6%
Transamerica Unconstrained Bond (A)	6,700,739	$64,595,120

International Equity Funds - 62.2%
Transamerica Emerging Markets Opportunities (A)	1,850,507	18,819,655
Transamerica International Equity (A)	5,434,037	114,821,204
Transamerica International Growth Fund (A)	17,712,089	171,807,260
Transamerica International Small Cap Value (A)	4,696,816	73,129,423

		378,577,542

U.S. Alternative Fund - 5.8%
Transamerica BlackRock Global Real Estate Securities VP (A)	2,656,934	34,991,816

U.S. Equity Funds - 7.0%
Transamerica Large Cap Value (A)	1,308,927	18,508,234
Transamerica Morgan Stanley Capital Growth VP (A)	567,178	16,578,605
Transamerica Small Cap Value (A)	966,094	7,178,079

		42,264,918

U.S. Fixed Income Funds - 10.9%
Transamerica Core Bond (A)	924,668	9,172,705
Transamerica Floating Rate (A)	1,340,788	12,724,082
Transamerica High Yield Bond (A)	3,817,052	35,307,729
Transamerica Intermediate Bond (A)	913,079	9,276,879

		66,481,395

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Mixed Allocation Fund - 0.5%
Transamerica PIMCO Total Return VP (A)	289,974	$ 3,212,909

Total Investment Companies (Cost $510,482,920)		590,123,700

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 2.2%
U.S. Treasury - 2.2%
U.S. Treasury Note
0.13%, 01/31/2023 (B)	$473,000	471,374
1.38%, 01/31/2022 (B)	12,676,000	12,688,631

Total U.S. Government Obligations (Cost $13,160,731)		13,160,005

REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2021, to be repurchased at $4,359,106 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $4,446,331.	4,359,106	4,359,106

Total Repurchase Agreement (Cost $4,359,106)		4,359,106

Total Investments (Cost $528,002,757)		607,642,811
Net Other Assets (Liabilities) - 0.1%		672,612

Net Assets - 100.0%		$608,315,423

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bond	37	03/22/2022	$5,870,416	$5,936,188	$65,772	$—
CAD Currency	563	03/15/2022	44,570,878	44,505,150	—	(65,728)
EURO STOXX 50® Index	457	03/18/2022	21,525,122	22,307,619	782,497	—
MSCI EAFE Index	185	03/18/2022	20,877,288	21,476,650	599,362	—
S&P/TSX 60 Index	355	03/17/2022	70,133,519	71,895,253	1,761,734	—
U.S. Treasury Ultra Bond	112	03/22/2022	22,015,247	22,078,000	62,753	—

Total					$3,272,118	$(65,728)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(449)	03/31/2022	$(54,189,932)	$(54,318,477)	$—	$(128,545)
10-Year Canada Government Bond	(164)	03/22/2022	(18,134,939)	(18,490,597)	—	(355,658)
10-Year U.S. Treasury Note	(156)	03/22/2022	(20,188,774)	(20,353,125)	—	(164,351)
DJ U.S. Real Estate Index	(407)	03/18/2022	(17,630,304)	(18,412,680)	—	(782,376)
EUR Currency	(84)	03/14/2022	(11,876,484)	(11,972,625)	—	(96,141)
Hang Seng Index	(118)	01/28/2022	(17,585,062)	(17,744,150)	—	(159,088)
MSCI Emerging Markets Index	(508)	03/18/2022	(30,844,928)	(31,148,020)	—	(303,092)
S&P 500® E-Mini Index	(96)	03/18/2022	(22,364,778)	(22,840,800)	—	(476,022)

Total					$—	$(2,465,273)

Total Futures Contracts					$3,272,118	$(2,531,001)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$590,123,700	$—	$—	$590,123,700
U.S. Government Obligations	—	13,160,005	—	13,160,005
Repurchase Agreement	—	4,359,106	—	4,359,106

Total Investments	$590,123,700	$17,519,111	$—	$607,642,811

Other Financial Instruments
Futures Contracts (E)	$3,272,118	$—	$—	$3,272,118

Total Other Financial Instruments	$3,272,118	$—	$—	$3,272,118

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(2,531,001)	$—	$—	$(2,531,001)

Total Other Financial Instruments	$(2,531,001)	$—	$—	$(2,531,001)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$—	$39,150,667	$(5,608,000)	$126,734	$1,322,415	$34,991,816	2,656,934	$935,394	$—
Transamerica Core Bond	5,574,648	6,097,072	(2,274,557)	35,028	(259,486)	9,172,705	924,668	146,725	40,147
Transamerica Emerging Markets Opportunities	21,221,426	1,956,474	(1,974,452)	464,004	(2,847,797)	18,819,655	1,850,507	1,462,391	494,083
Transamerica Floating Rate	—	12,749,994	—	—	(25,912)	12,724,082	1,340,788	119,194	—
Transamerica High Yield Bond	50,159,710	2,024,020	(17,560,465)	(113,405)	797,869	35,307,729	3,817,052	2,024,020	—
Transamerica Intermediate Bond	9,725,170	6,426,303	(6,507,409)	282,805	(649,990)	9,276,879	913,079	145,586	148,831
Transamerica International Equity	150,654,971	4,024,269	(54,783,414)	13,525,459	1,399,919	114,821,204	5,434,037	4,024,269	—
Transamerica International Focus	190,543,684	9,947,362	(38,375,230)	10,437,493	(746,049)	171,807,260	17,712,089	4,979,512	4,967,850
Transamerica International Small Cap Value	39,399,313	38,312,432	(4,845,224)	1,120,186	(857,284)	73,129,423	4,696,816	1,928,126	786,520
Transamerica Large Cap Value	16,425,199	508,654	(3,031,677)	619,970	3,986,088	18,508,234	1,308,927	508,654	—
Transamerica Morgan Stanley Capital Growth VP	31,616,510	6,136,765	(15,720,820)	7,319,235	(12,773,085)	16,578,605	567,178	2,689,526	3,447,239
Transamerica PIMCO Total Return VP	6,592,882	4,144,200	(7,328,371)	138,011	(333,813)	3,212,909	289,974	130,481	34,487
Transamerica Small Cap Value	20,738,962	3,096,930	(18,746,904)	6,519,311	(4,430,220)	7,178,079	966,094	2,120,957	975,973
Transamerica Unconstrained Bond	77,772,401	5,739,065	(14,782,206)	357,572	(4,491,712)	64,595,120	6,700,739	4,386,732	1,352,333

Total	$620,424,876	$140,314,207	$(191,538,729)	$40,832,403	$(19,909,057)	$590,123,700	49,178,882	$25,601,567	$12,247,463

(B)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $12,405,386.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Rate disclosed reflects the yield at December 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

DJ	Dow Jones
EAFE	Europe, Australasia and Far East
STOXX	Deutsche Börse Group & SIX Group Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Affiliated investments, at value (cost $510,482,920)	$590,123,700
Unaffiliated investments, at value (cost $13,160,731)	13,160,005
Repurchase agreement, at value (cost $4,359,106)	4,359,106
Receivables and other assets:
Shares of beneficial interest sold	18,877
Dividends	342,322
Interest	73,186
Variation margin receivable on futures contracts	1,018,184

Total assets	609,095,380

Liabilities:
Payables and other liabilities:
Investments purchased	342,322
Shares of beneficial interest redeemed	137,001
Investment management fees	62,403
Distribution and service fees	123,558
Transfer agent costs	1,343
Trustees, CCO and deferred compensation fees	6,525
Audit and tax fees	15,430
Custody fees	10,028
Legal fees	3,144
Printing and shareholder reports fees	67,431
Other accrued expenses	10,772

Total liabilities	779,957

Net assets	$608,315,423

Net assets consist of:
Capital stock ($0.01 par value)	$511,968
Additional paid-in capital	464,129,069
Total distributable earnings (accumulated losses)	143,674,386

Net assets	$608,315,423

Net assets by class:
Initial Class	$18,219,041
Service Class	590,096,382

Shares outstanding:
Initial Class	1,516,998
Service Class	49,679,797

Net asset value and offering price per share:
Initial Class	$12.01
Service Class	11.88

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from affiliated investments	$25,601,567
Interest income from unaffiliated investments	49,959

Total investment income	25,651,526

Expenses:
Investment management fees	783,355
Distribution and service fees:
Service Class	1,553,234
Transfer agent costs	8,740
Trustees, CCO and deferred compensation fees	25,425
Audit and tax fees	22,792
Custody fees	31,717
Legal fees	37,187
Printing and shareholder reports fees	50,338
Other	53,130

Total expenses	2,565,918

Net investment income (loss)	23,085,608

Net realized gain (loss) on:
Affiliated investments	40,832,403
Unaffiliated investments	(167,524)
Capital gain distributions received from affiliated investment companies	12,247,463
Futures contracts	(3,080,313)

Net realized gain (loss)	49,832,029

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(19,909,057)
Unaffiliated investments	250,349
Futures contracts	2,300,918
Translation of assets and liabilities denominated in foreign currencies	(26,443)

Net change in unrealized appreciation (depreciation)	(17,384,233)

Net realized and change in unrealized gain (loss)	32,447,796

Net increase (decrease) in net assets resulting from operations	$55,533,404

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$23,085,608	$8,278,096
Net realized gain (loss)	49,832,029	(4,750,208)
Net change in unrealized appreciation (depreciation)	(17,384,233)	76,127,867

Net increase (decrease) in net assets resulting from operations	55,533,404	79,655,755

Dividends and/or distributions to shareholders:
Initial Class	(277,004)	(403,866)
Service Class	(7,993,406)	(14,092,467)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(8,270,410)	(14,496,333)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,644,681	770,944
Service Class	3,250,581	3,764,513

	4,895,262	4,535,457

Dividends and/or distributions reinvested:
Initial Class	277,004	403,866
Service Class	7,993,406	14,092,467

	8,270,410	14,496,333

Cost of shares redeemed:
Initial Class	(1,910,986)	(1,758,902)
Service Class	(91,361,882)	(81,346,710)

	(93,272,868)	(83,105,612)

Net increase (decrease) in net assets resulting from capital share transactions	(80,107,196)	(64,073,822)

Net increase (decrease) in net assets	(32,844,202)	1,085,600

Net assets:
Beginning of year	641,159,625	640,074,025

End of year	$608,315,423	$641,159,625

Capital share transactions - shares:
Shares issued:
Initial Class	138,916	78,967
Service Class	279,686	408,046

	418,602	487,013

Shares reinvested:
Initial Class	23,161	41,253
Service Class	675,119	1,454,331

	698,280	1,495,584

Shares redeemed:
Initial Class	(160,543)	(184,011)
Service Class	(7,792,446)	(8,564,308)

	(7,952,989)	(8,748,319)

Net increase (decrease) in shares outstanding:
Initial Class	1,534	(63,791)
Service Class	(6,837,641)	(6,701,931)

	(6,836,107)	(6,765,722)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$11.16	$9.98		$9.48	$11.11		$9.29

Investment operations:
Net investment income (loss) (A)	0.47	0.16		0.24	0.22		0.25
Net realized and unrealized gain (loss)	0.56	1.29		1.34	(1.48)		1.76

Total investment operations	1.03	1.45		1.58	(1.26)		2.01

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.27)		(0.24)	(0.26)		(0.19)
Net realized gains	—	(0.00	)(B)	(0.84)	(0.11)		—

Total dividends and/or distributions to shareholders	(0.18)	(0.27)		(1.08)	(0.37)		(0.19)

Net asset value, end of year	$12.01	$11.16		$9.98	$9.48		$11.11

Total return	9.25%	14.90%		17.77%	(11.58)%		21.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$18,219	$16,919		$15,762	$14,506		$18,001
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.16%	0.16%		0.16%	0.16%		0.16%
Including waiver and/or reimbursement and recapture	0.16%	0.16%		0.16%	0.16	%(D)	0.16	%(D)
Net investment income (loss) to average net assets	3.99%	1.69%		2.43%	2.03%		2.43%
Portfolio turnover rate	19%	19%		17%	21%		4%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$11.05	$9.88		$9.38	$11.01		$9.21

Investment operations:
Net investment income (loss) (A)	0.42	0.13		0.21	0.19		0.23
Net realized and unrealized gain (loss)	0.56	1.28		1.34	(1.48)		1.74

Total investment operations	0.98	1.41		1.55	(1.29)		1.97

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.24)		(0.21)	(0.23)		(0.17)
Net realized gains	—	(0.00	)(B)	(0.84)	(0.11)		—

Total dividends and/or distributions to shareholders	(0.15)	(0.24)		(1.05)	(0.34)		(0.17)

Net asset value, end of year	$11.88	$11.05		$9.88	$9.38		$11.01

Total return	9.01%	14.54%		17.61%	(11.91)%		21.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$590,096	$624,241		$624,312	$603,193		$743,218
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.41%	0.41%		0.41%	0.41%		0.41%
Including waiver and/or reimbursement and recapture	0.41%	0.41%		0.41%	0.41	%(D)	0.41	%(D)
Net investment income (loss) to average net assets	3.60%	1.42%		2.15%	1.77%		2.24%
Portfolio turnover rate	19%	19%		17%	21%		4%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$128,525	$—	$3,143,593	$—	$—	$3,272,118
Total	$128,525	$—	$3,143,593	$—	$—	$3,272,118

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(648,554)	$(161,869)	$(1,720,578)	$—	$—	$(2,531,001)
Total	$(648,554)	$(161,869)	$(1,720,578)	$—	$—	$(2,531,001)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(3,505,201)	$71,979	$352,909	$—	$—	$(3,080,313)
Total	$(3,505,201)	$71,979	$352,909	$—	$—	$(3,080,313)

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(115,439)	$(248,734)	$2,665,091	$—	$—	$2,300,918
Total	$(115,439)	$(248,734)	$2,665,091	$—	$—	$2,300,918

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts — long	$203,680,763
Average notional value of contracts — short	(111,384,395)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Allocation risk: The Portfolio’s investment performance, in large part, depends on the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2022
Service Class	0.50	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$102,490,040	$17,200,051	$191,606,613	$28,931,945

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$528,993,267	$83,271,065	$(3,374,533)	$79,896,532

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the capital loss carryforwards utilized are $7,726,222.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$8,270,410	$—	$—	$14,453,692	$42,641	$—

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$32,024,759	$31,767,879	$—	$—	$—	$79,881,748

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan International Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 8,532,941	$ 720,220

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

Broader U.S. equity markets, as represented by the S&P 500® Index (“S&P 500®” or “Index”) marched higher in 2021, unfazed by several bouts of volatility, returning 28.71% for the year. The energy and real estate sectors, which were the laggards of 2020, contributed most during the year. While all sectors ended in the green, utilities and consumer staples sectors failed to keep up the pace. Large cap stocks outperformed both mid cap and small caps over the year, with the S&P 500® returning 28.71% and mid-caps and small-caps, as represented by the Russell Mid Cap® Index and Russell 2000® Index, returning 22.58% and 14.82%, respectively. In broader style indices, value narrowly underperformed growth as the Russell 3000® Value Index returned 25.37% and the Russell 3000® Growth Index rose by 25.85%.

Encouraging economic data bolstered by a steady rise in economic activity and robust corporate earnings results buoyed the markets throughout the year, with the S&P 500® making multiple all-time highs. The extraordinary fiscal and monetary stimulus that helped shape the pandemic recovery continued to provide an excellent backdrop for equities over the year. The rally was not without its challenges, however, as several volatility shocks tested the market’s resilience. While an unprecedented, targeted short squeeze whipsawed the U.S. equity market in the first quarter, a confluence of mounting inflation fears, threats from COVID-19 variants, widening fiscal deficit, and supply disruptions loomed over the rest of the year. Finally, a fourth wave of the pandemic in some parts of Europe and the new variant Omicron were identified, triggering a sell-off in November. However, studies suggesting that the Omicron variant might be less severe than the previous variants helped lift investors’ confidence, and the markets ended on strength for the third consecutive year. Although investors seemed to have looked beyond the uncertainty, stricter COVID-19 related restrictions and lockdowns in some parts of Asia and Europe, along with rising infections globally, remain as potential areas of concern that could further disrupt global supply chains and move inflation higher.

PERFORMANCE

For the year ended December 31, 2021, Transamerica JPMorgan Mid Cap Value VP, Initial Class returned 29.19%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 28.34%.

STRATEGY REVIEW

Transamerica JPMorgan Mid Cap Value VP outperformed its benchmark, the Russell Midcap® Value Index, during the fiscal year ended December 31, 2021. In terms of Portfolio impact, industrials were the top contributing sector to performance and health care was the most challenged sector. Stock selection within industrials contributed, as the Portfolio gained exposure to cyclicality through high quality companies that maintained strong pricing power during a difficult operating environment. One of the top contributors was Carlisle Cos. Inc., a diversified manufacturer that serves a broad range of niche industrial markets with significant exposure to commercial roofing. Carlisle Cos. Inc. continuously delivered strong earnings as the year progressed, which demonstrates that construction projects are rebounding amidst the economic recovery.

On the other hand, health care has been a detractor from a stock selection perspective. In particular, the overweight position in Zimmer Biomet Holdings, Inc. lagged in 2021, as hospitals have been forced to postpone elective surgeries in response to increasing COVID-19 cases. While this continues to hamper earnings, we believe that management is navigating this situation well, and will be well-positioned for a rebound once elective surgeries resume at a more normalized pace.

Lawrence Playford, CFA

Jonathan K. L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.5%
Repurchase Agreement	1.4
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	29.19%	10.58%	12.94%	05/03/1999
Russell Midcap® Value Index (A)	28.34%	11.22%	13.44%
Service Class	28.84%	10.29%	12.65%	05/01/2003

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small- and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,066.80	$4.58	$1,020.80	$4.48	0.88%
Service Class	1,000.00	1,064.70	5.88	1,019.50	5.75	1.13

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 98.5%
Airlines - 0.5%
Southwest Airlines Co. (A)	60,462	$2,590,192

Banks - 7.9%
Citizens Financial Group, Inc.	140,335	6,630,829
Fifth Third Bancorp	190,222	8,284,168
Huntington Bancshares, Inc.	585,091	9,022,103
M&T Bank Corp.	56,704	8,708,601
Regions Financial Corp.	318,841	6,950,734
Zions Bancorp NA	71,302	4,503,434

		44,099,869

Beverages - 1.4%
Constellation Brands, Inc., Class A	19,005	4,769,685
Keurig Dr. Pepper, Inc.	87,141	3,212,017

		7,981,702

Building Products - 2.9%
Carlisle Cos., Inc.	32,874	8,156,697
Fortune Brands Home & Security, Inc.	74,257	7,938,073

		16,094,770

Capital Markets - 6.5%
Ameriprise Financial, Inc.	34,812	10,501,388
Northern Trust Corp.	54,089	6,469,585
Raymond James Financial, Inc.	71,079	7,136,332
State Street Corp.	69,655	6,477,915
T. Rowe Price Group, Inc.	29,266	5,754,866

		36,340,086

Chemicals - 1.4%
Celanese Corp.	30,733	5,164,988
RPM International, Inc.	26,865	2,713,365

		7,878,353

Communications Equipment - 1.6%
Motorola Solutions, Inc.	32,316	8,780,257

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	12,638	5,567,292

Consumer Finance - 1.0%
Discover Financial Services	50,326	5,815,673

Containers & Packaging - 1.5%
Packaging Corp. of America	27,871	3,794,637
Silgan Holdings, Inc.	112,537	4,821,085

		8,615,722

Distributors - 1.9%
Genuine Parts Co.	25,558	3,583,231
LKQ Corp.	117,659	7,063,070

		10,646,301

Diversified Financial Services - 0.6%
Voya Financial, Inc.	46,568	3,087,924

Electric Utilities - 3.5%
Edison International	65,109	4,443,689
Entergy Corp.	59,243	6,673,724
Xcel Energy, Inc.	124,503	8,428,853

		19,546,266

Electrical Equipment - 3.6%
Acuity Brands, Inc.	34,087	7,216,900
AMETEK, Inc.	39,500	5,808,080
Hubbell, Inc.	35,675	7,430,032

		20,455,012

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components - 3.1%
Amphenol Corp., Class A	69,756	$ 6,100,860
CDW Corp.	24,107	4,936,631
TD SYNNEX Corp.	56,302	6,438,697

		17,476,188

Entertainment - 0.8%
Zynga, Inc., Class A (A)	720,286	4,609,830

Equity Real Estate Investment Trusts - 10.9%
American Homes 4 Rent Trust, Class A	120,297	5,246,152
AvalonBay Communities, Inc.	20,301	5,127,830
Boston Properties, Inc.	40,376	4,650,508
Brixmor Property Group, Inc.	140,355	3,566,420
Essex Property Trust, Inc.	9,561	3,367,671
Federal Realty Investment Trust	20,390	2,779,565
Host Hotels & Resorts, Inc. (A)	100,568	1,748,877
JBG SMITH Properties	69,936	2,007,863
Kimco Realty Corp.	168,457	4,152,465
Mid-America Apartment Communities, Inc.	14,235	3,266,078
Rayonier, Inc.	129,443	5,224,319
Regency Centers Corp.	38,422	2,895,098
Rexford Industrial Realty, Inc.	38,522	3,124,519
Sun Communities, Inc.	14,038	2,947,559
Ventas, Inc.	40,341	2,062,232
Weyerhaeuser Co.	138,533	5,704,789
WP Carey, Inc.	43,553	3,573,524

		61,445,469

Food & Staples Retailing - 1.3%
Kroger Co.	91,114	4,123,820
US Foods Holding Corp. (A)	96,691	3,367,747

		7,491,567

Food Products - 0.9%
Post Holdings, Inc. (A)	43,434	4,896,315

Gas Utilities - 1.4%
National Fuel Gas Co.	119,780	7,658,733

Health Care Equipment & Supplies - 1.0%
Zimmer Biomet Holdings, Inc.	45,634	5,797,343

Health Care Providers & Services - 5.2%
AmerisourceBergen Corp.	51,009	6,778,586
Henry Schein, Inc. (A)	63,609	4,931,606
Humana, Inc.	6,541	3,034,108
Laboratory Corp. of America Holdings (A)	26,998	8,483,042
Universal Health Services, Inc., Class B	45,047	5,840,794

		29,068,136

Hotels, Restaurants & Leisure - 1.0%
Darden Restaurants, Inc.	20,134	3,032,986
Expedia Group, Inc. (A)	14,031	2,535,682

		5,568,668

Household Durables - 2.0%
Mohawk Industries, Inc. (A)	28,977	5,279,030
Newell Brands, Inc.	266,071	5,810,991

		11,090,021

Household Products - 0.5%
Energizer Holdings, Inc.	65,569	2,629,317

Insurance - 6.2%
Alleghany Corp. (A)	4,331	2,891,332
Arch Capital Group Ltd. (A)	63,749	2,833,643

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Hartford Financial Services Group, Inc.	78,705	$ 5,433,793
Lincoln National Corp.	63,744	4,351,166
Loews Corp.	149,886	8,657,415
Progressive Corp.	35,570	3,651,261
RenaissanceRe Holdings Ltd.	17,591	2,978,684
W.R. Berkley Corp.	51,731	4,262,117

		35,059,411

Interactive Media & Services - 0.9%
IAC / InterActiveCorp (A)	38,924	5,087,756

IT Services - 1.0%
FleetCor Technologies, Inc. (A)	26,016	5,823,421

Machinery - 6.0%
IDEX Corp.	18,361	4,339,071
ITT, Inc.	66,924	6,838,964
Lincoln Electric Holdings, Inc.	42,468	5,923,012
Middleby Corp. (A)	30,264	5,954,745
Snap-on, Inc.	27,998	6,030,209
Timken Co.	66,084	4,578,960

		33,664,961

Media - 2.4%
Liberty Broadband Corp., Class C (A)	46,842	7,546,246
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	110,896	5,639,062

		13,185,308

Metals & Mining - 0.9%
Freeport-McMoRan, Inc.	120,623	5,033,598

Multi-Utilities - 3.2%
CMS Energy Corp.	115,222	7,495,191
Sempra Energy	22,311	2,951,299
WEC Energy Group, Inc.	78,064	7,577,673

		18,024,163

Multiline Retail - 0.7%
Kohl’s Corp.	84,586	4,177,703

Oil, Gas & Consumable Fuels - 3.9%
Coterra Energy, Inc.	369,967	7,029,373
Diamondback Energy, Inc.	70,410	7,593,719
Williams Cos., Inc.	276,251	7,193,576

		21,816,668

Pharmaceuticals - 0.6%
Jazz Pharmaceuticals PLC (A)	24,363	3,103,846

	Shares	Value
COMMON STOCKS (continued)
Professional Services - 0.8%
Leidos Holdings, Inc.	52,089	$ 4,630,712

Real Estate Management & Development - 1.0%
CBRE Group, Inc., Class A (A)	53,267	5,780,002

Semiconductors & Semiconductor Equipment - 0.6%
Analog Devices, Inc.	19,168	3,369,159

Software - 0.9%
NortonLifeLock, Inc.	200,754	5,215,589

Specialty Retail - 3.1%
AutoZone, Inc. (A)	4,311	9,037,537
Best Buy Co., Inc.	48,909	4,969,154
Gap, Inc.	195,212	3,445,492

		17,452,183

Textiles, Apparel & Luxury Goods - 2.4%
Carter’s, Inc.	47,600	4,818,072
Ralph Lauren Corp.	39,917	4,744,535
Tapestry, Inc.	101,592	4,124,635

		13,687,242

Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp.	177,362	2,557,560

Total Common Stocks (Cost $418,708,181)		552,900,288

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2021, to be repurchased at $8,010,694 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.38%, due 12/31/2028, and with a value of $8,170,974.	$8,010,694	8,010,694

Total Repurchase Agreement (Cost $8,010,694)		8,010,694

Total Investments (Cost $426,718,875)		560,910,982
Net Other Assets (Liabilities) - 0.1%		435,058

Net Assets - 100.0%		$561,346,040

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$552,900,288	$—	$—	$552,900,288
Repurchase Agreement	—	8,010,694	—	8,010,694

Total Investments	$552,900,288	$8,010,694	$—	$560,910,982

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at December 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $418,708,181)	$552,900,288
Repurchase agreement, at value (cost $8,010,694)	8,010,694
Cash	2,860
Receivables and other assets:
Shares of beneficial interest sold	141,186
Dividends	918,973

Total assets	561,974,001

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	92,940
Investment management fees	389,481
Distribution and service fees	61,765
Transfer agent costs	1,193
Trustees, CCO and deferred compensation fees	5,320
Audit and tax fees	16,597
Custody fees	15,321
Legal fees	2,551
Printing and shareholder reports fees	32,430
Other accrued expenses	10,363

Total liabilities	627,961

Net assets	$561,346,040

Net assets consist of:
Capital stock ($0.01 par value)	$287,704
Additional paid-in capital	331,879,132
Total distributable earnings (accumulated losses)	229,179,204

Net assets	$561,346,040

Net assets by class:
Initial Class	$263,545,260
Service Class	297,800,780

Shares outstanding:
Initial Class	13,351,947
Service Class	15,418,441

Net asset value and offering price per share:
Initial Class	$19.74
Service Class	19.31

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$8,479,832
Net income from securities lending	513

Total investment income	8,480,345

Expenses:
Investment management fees	4,585,878
Distribution and service fees:
Service Class	733,200
Transfer agent costs	7,597
Trustees, CCO and deferred compensation fees	21,823
Audit and tax fees	25,958
Custody fees	38,619
Legal fees	32,010
Printing and shareholder reports fees	27,661
Other	30,465

Total expenses	5,503,211

Net investment income (loss)	2,977,134

Net realized gain (loss) on:
Investments	94,029,463

Net change in unrealized appreciation (depreciation) on:
Investments	44,407,354

Net realized and change in unrealized gain (loss)	138,436,817

Net increase (decrease) in net assets resulting from operations	$141,413,951

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$2,977,134	$4,031,868
Net realized gain (loss)	94,029,463	8,535,917
Net change in unrealized appreciation (depreciation)	44,407,354	(13,061,902)

Net increase (decrease) in net assets resulting from operations	141,413,951	(494,117)

Dividends and/or distributions to shareholders:
Initial Class	(5,387,312)	(9,012,198)
Service Class	(6,575,062)	(11,034,625)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(11,962,374)	(20,046,823)

Capital share transactions:
Proceeds from shares sold:
Initial Class	138,509,139	2,173,258
Service Class	25,667,621	26,976,053

	164,176,760	29,149,311

Dividends and/or distributions reinvested:
Initial Class	5,387,312	9,012,198
Service Class	6,575,062	11,034,625

	11,962,374	20,046,823

Cost of shares redeemed:
Initial Class	(144,668,717)	(30,251,926)
Service Class	(50,822,755)	(35,273,397)

	(195,491,472)	(65,525,323)

Net increase (decrease) in net assets resulting from capital share transactions	(19,352,338)	(16,329,189)

Net increase (decrease) in net assets	110,099,239	(36,870,129)

Net assets:
Beginning of year	451,246,801	488,116,930

End of year	$561,346,040	$451,246,801

Capital share transactions - shares:
Shares issued:
Initial Class	7,857,754	180,420
Service Class	1,439,962	2,065,235

	9,297,716	2,245,655

Shares reinvested:
Initial Class	286,255	683,778
Service Class	356,759	854,073

	643,014	1,537,851

Shares redeemed:
Initial Class	(7,573,514)	(2,206,584)
Service Class	(2,785,093)	(2,675,912)

	(10,358,607)	(4,882,496)

Net increase (decrease) in shares outstanding:
Initial Class	570,495	(1,342,386)
Service Class	(988,372)	243,396

	(417,877)	(1,098,990)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$15.64	$16.28	$14.44	$16.88		$19.40

Investment operations:
Net investment income (loss) (A)	0.13	0.16	0.19	0.23		0.15
Net realized and unrealized gain (loss)	4.41	(0.08)	3.42	(2.14)		2.07

Total investment operations	4.54	0.08	3.61	(1.91)		2.22

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.18)	(0.24)	(0.15)		(0.16)
Net realized gains	(0.30)	(0.54)	(1.53)	(0.38)		(4.58)

Total dividends and/or distributions to shareholders	(0.44)	(0.72)	(1.77)	(0.53)		(4.74)

Net asset value, end of year	$19.74	$15.64	$16.28	$14.44		$16.88

Total return	29.19%	1.35%	26.21%	(11.81)%		13.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$263,545	$199,873	$230,002	$187,476		$271,777
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.88%	0.87%	0.87%		0.87%
Including waiver and/or reimbursement and recapture	0.87%	0.88%	0.87%	0.87	%(B)	0.87	%(B)
Net investment income (loss) to average net assets	0.68%	1.14%	1.15%	1.35%		0.79%
Portfolio turnover rate	45%	22%	14%	16%		15%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$15.32	$15.97	$14.18	$16.60		$19.16

Investment operations:
Net investment income (loss) (A)	0.08%	0.12	0.14	0.18		0.10
Net realized and unrealized gain (loss)	4.32%	(0.09)	3.37	(2.11)		2.04

Total investment operations	4.40	0.03	3.51	(1.93)		2.14

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.14)	(0.19)	(0.11)		(0.12)
Net realized gains	(0.30)	(0.54)	(1.53)	(0.38)		(4.58)

Total dividends and/or distributions to shareholders	(0.41)	(0.68)	(1.72)	(0.49)		(4.70)

Net asset value, end of year	$19.31	$15.32	$15.97	$14.18		$16.60

Total return	28.84%	1.03%	25.99%	(12.09)%		13.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$297,801	$251,374	$258,115	$202,973		$257,734
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.13%	1.12%	1.12%		1.12%
Including waiver and/or reimbursement and recapture	1.12%	1.13%	1.12%	1.12	%(B)	1.12	%(B)
Net investment income (loss) to average net assets	0.43%	0.88%	0.90%	1.09%		0.54%
Portfolio turnover rate	45%	22%	14%	16%		15%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2021, commissions recaptured are $5,946.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

Medium capitalization companies risk: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $100 million	0.88%
Over $100 million up to $750 million	0.83
Over $750 million up to $1.5 billion	0.81
Over $1.5 billion	0.80

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.93%	May 1, 2022
Service Class	1.18	May 1, 2022
Prior to May 1, 2021
Initial Class	0.95
Service Class	1.20

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 240,319,441	$ —	$ 264,318,618	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 428,330,576	$ 140,171,334	$ (7,590,928)	$ 132,580,406

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,758,404	$ 8,203,970	$ —	$ 4,557,049	$ 15,489,774	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 11,405,718	$ 85,193,080	$ —	$ —	$ —	$ 132,580,406

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $8,203,970 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

2021 was a year of strong returns driven by robust economic growth and a powerful rebound in earnings. Following the strong market rally in 2020, global markets experienced a rollercoaster of upward rallies over the first half of 2021, supported by the success in vaccine roll outs, declining COVID-19 cases and positive economic data. After a summer of return-to-normalcy, where strong corporate earnings and optimism over the economic recovery continued to push equity markets higher, material shortages and capacity constraints began to weigh on output expansion. The emergence of the Omicron variant over the winter weighed on investor sentiment. But early data on the effectiveness of vaccines and boosters together with reports of less aggressive symptoms, helped lift investors’ confidence, and markets ended the year on strength for the third consecutive year in a row. Overall, 2021 was a solid year for financial markets as economies’ ability to adapt to the pandemic, the rollout of vaccines, the passing of additional fiscal stimulus and easy monetary policy all supported strong developed market equity and commodity performance.

Global Equity markets were up 22.35% for 2021, as measured by the MSCI World Index. In the U.S., the S&P 500® Index was up 28.71%. This strong performance was primarily driven by unprecedented gains among the largest tech stocks in the index. In contrast to 2020, small cap U.S. equities as measured by the Russell 2000® Index trailed large cap with a 14.82% return in 2021. Outside the U.S., equities in developed markets had another strong year with returns of 11.78% as measured by the MSCI EAFE Index. Emerging market equities, on the other hand, contracted -2.22% in 2021 (MSCI Emerging Markets Index) following a correction in the Chinese stock market in the second half of the year and continued lockdown measures throughout the region.

Global fixed income markets were broadly down in 2021. U.S. core fixed income markets declined -1.54% according to the Bloomberg U.S. Aggregate Bond Index as long-term interest rates ended the year higher. Broadly speaking, longer dated Treasuries underperformed those with shorter maturities. The yields on the 10-year and 30-year U.S. Treasuries increased 60 basis points (“bps”) and 28 bps, respectively, while long credit spreads compressed -12 bps for the year. The Bloomberg US High Yield Index returned 5.28%, and the Bloomberg US Investment Grade Corporate Index was down -1.04%. The Bloomberg Emerging Markets Debt Index was down -1.65% in dollar terms.

PERFORMANCE

For the year ended December 31, 2021, Transamerica JPMorgan Tactical Allocation VP, Initial Class returned 4.91%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg US Aggregate Bond Index, the Russell 3000® Index and the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark, returned -1.54%, 25.66% and 4.08%, respectively.

STRATEGY REVIEW

Security selection and tactical asset allocation contributed positively to performance during the Portfolio’s fiscal year ended December 31, 2021. In contrast, the strategic asset allocation detracted.

The portfolio managers continued to reflect economic optimism by maintaining a risk-on tilt within the Portfolio during the fiscal year; the strong earnings outlook and gradual increase in yields led to a preference for equities and credit to bonds. Within equities, developed markets were favored over emerging markets due to superior vaccine roll outs and a strengthening U.S. dollar acting as a headwind for emerging markets. The Portfolio continued to lean into more quality-oriented regions by diversifying exposure into U.S. equities, given the belief markets would focus more on earnings delivery as we moved through the middle of the economic cycle.

The Portfolio began 2021 with approximately 27% of the Portfolio’s net assets in equities. This broad allocation held relatively stable throughout the fiscal year but increased throughout the fourth quarter, ending the fiscal year near 32%, which was near the highest equity allocation of the year.

Underlying fund performance positively contributed to performance over the fiscal year. Underlying fund outperformance was led by the Core Fixed Income fixed income strategy, which was the largest holding in 2021. The Value Advantage strategy also meaningfully outperformed its benchmark. Though overall security selection was positive, some strategies did underperform their respective benchmarks, such as the EAFE Research Enhanced Index and the Global Select strategies.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Feser, CFA

Gary Herbert

Morgan Moriarty, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	27.0%
Corporate Debt Securities	21.2
Common Stocks	21.1
U.S. Government Agency Obligations	10.6
Repurchase Agreement	7.8
Other Investment Company	5.6
Investment Companies	4.9
Asset-Backed Securities	3.4
Short-Term U.S. Government Obligations	2.1
Mortgage-Backed Securities	1.9
Foreign Government Obligations	0.4
Preferred Stock	0.1
Master Limited Partnership	0.0 *
Net Other Assets (Liabilities) ^	(6.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	4.91%	6.90%	5.84%	03/01/1994
Bloomberg US Aggregate Bond Index (A)	(1.54)%	3.57%	2.90%

Russell 3000® Index (B)	25.66%	17.97%	16.30%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark (A) (C) (D)	4.08%	6.64%	5.80%
Service Class	4.63%	6.64%	5.58%	05/01/2003

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica JPMorgan Tactical Allocation VP Blended Benchmark is composed of the following benchmarks: 75% Bloomberg US Aggregate Bond Index and 25% MSCI World Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 75% Bloomberg Barclays US Aggregate Bond Index and 25% MSCI World Index.

(D) The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Applying the ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,020.60	$3.92	$1,021.30	$3.92	0.77%
Service Class	1,000.00	1,020.00	5.19	1,020.10	5.19	1.02

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 3.4%
Cayman Islands - 0.1%
LFT CRE Ltd. Series 2021-FL1, Class C, 1-Month LIBOR + 1.95%, 2.06% (A), 06/15/2039 (B)	$1,420,000	$1,416,440

United States - 3.3%
Academic Loan Funding Trust Series 2013-1A, Class A, 1-Month LIBOR + 0.80%, 0.90% (A), 12/26/2044 (B)	121,700	121,492
American Homes 4 Rent Trust
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (B)	150,000	161,116
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (B)	175,000	189,351
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (B)	219,193	229,335
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (B)	292,500	313,599
Series 2015-SFR2, Class D,
5.04%, 10/17/2052 (B)	700,000	752,064
Series 2015-SFR2, Class E,
6.07%, 10/17/2052 (B)	400,000	437,552
AMSR Trust Series 2021-SFR3, Class E1, 2.33%, 10/17/2038 (B)	778,000	759,417
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6, Class M1, 1-Month LIBOR + 0.98%, 1.08% (A), 11/25/2033	631	629
Business Jet Securities LLC
Series 2019-1, Class A,
4.21%, 07/15/2034 (B)	839,544	845,048
Series 2020-1A, Class A,
2.98%, 11/15/2035 (B)	513,855	513,195
Series 2021-1A, Class A,
2.16%, 04/15/2036 (B)	1,689,745	1,659,298
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (C)	965,077	992,099
CarNow Auto Receivables Trust Series 2021-1A, Class A, 0.97%, 10/15/2024 (B)	641,655	641,555
Carvana Auto Receivables Trust Series 2019-3A, Class D, 3.04%, 04/15/2025 (B)	1,850,000	1,890,476
Consumer Receivables Asset Investment Trust Series 2021-1, Class A1X, 3-Month LIBOR + 3.00%, 3.22% (A), 03/24/2023 (B)	1,670,000	1,669,998
COOF Securitization Trust Ltd., Interest Only STRIPS Series 2014-1, Class A, 2.98% (A), 06/25/2040 (B)	82,209	7,171
Corevest American Finance Trust
Series 2019-1, Class B,
3.88%, 03/15/2052 (B)	875,000	955,405

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Corevest American Finance Trust (continued)
Series 2019-3, Class A,
2.71%, 10/15/2052 (B)	$ 759,574	$ 776,126
Series 2019-3, Class B,
3.16%, 10/15/2052 (B)	1,500,000	1,558,497
CPS Auto Receivables Trust
Series 2017-C, Class D,
3.79%, 06/15/2023 (B)	15,652	15,674
Series 2021-B, Class C,
1.23%, 03/15/2027 (B)	425,000	421,270
Credit Acceptance Auto Loan Trust Series 2021-2A, Class A, 0.96%, 02/15/2030 (B)	950,000	944,319
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 02/16/2027 (B)	422,991	422,114
Drive Auto Receivables Trust
Series 2017-3, Class D,
3.53%, 12/15/2023 (B)	43,984	44,045
Series 2019-1, Class D,
4.09%, 06/15/2026	435,000	444,590
Series 2019-3, Class D,
3.18%, 10/15/2026	1,000,000	1,020,474
Series 2021-1, Class C,
1.02%, 06/15/2027	377,000	376,962
DT Auto Owner Trust
Series 2021-2A, Class C,
1.10%, 02/16/2027 (B)	582,000	577,276
Series 2021-3A, Class C,
0.87%, 05/17/2027 (B)	988,000	972,681
Exeter Automobile Receivables Trust Series 2017-3A, Class C, 3.68%, 07/17/2023 (B)	300,919	303,377
FirstKey Homes Trust
Series 2020-SFR2, Class E,
2.67%, 10/19/2037 (B)	1,300,000	1,294,407
Series 2021-SFR1, Class D,
2.19%, 08/17/2038 (B)	1,500,000	1,470,592
Flagship Credit Auto Trust Series 2019-4, Class D, 3.12%, 01/15/2026 (B)	1,675,000	1,723,298
Foundation Finance Trust Series 2019-1A, Class A, 3.86%, 11/15/2034 (B)	240,552	246,593
FREED ABS Trust Series 2020-FP1, Class B, 3.06%, 03/18/2027 (B)	1,526,106	1,534,336
FTF Funding II LLC Series 2019-1, Class A, Zero Coupon, 08/15/2024	207,413	206,479
Goodgreen Trust Series 2017, Class R1, 5.00%, 10/20/2051	757	698
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.79% (A), 08/25/2038 (B)	235,352	5,017
Series 2013-2, Class A,
1.56% (A), 03/25/2039 (B)	255,240	9,806

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
KGS-Alpha SBA COOF Trust, Interest Only STRIPS (continued)
Series 2014-2, Class A,
2.83% (A), 04/25/2040 (B)	$ 133,407	$ 10,550
LP LMS Asset Securitization Trust Series 2021-2A, Class A, 1.75%, 01/15/2029 (B)	1,683,172	1,679,237
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 03/20/2026 (B)	635,000	634,423
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 09/15/2026 (B)	1,099,000	1,091,242
NRZ Excess Spread-Collateralized Notes
Series 2021-FHT1, Class A,
3.10%, 07/25/2026 (B)	2,363,148	2,355,383
Series 2021-FNT2, Class A,
3.23%, 05/25/2026 (B)	1,024,539	1,016,704
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 03/08/2028 (B)	355,000	354,203
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 05/08/2031 (B)	700,000	695,590
Pagaya AI Debt Selection Trust Series 2021-1, Class A, 1.18%, 11/15/2027 (B)	1,584,395	1,580,661
Progress Residential Trust Series 2021-SFR6, Class E1, 2.43%, 07/17/2038 (B)	1,300,000	1,276,266
Regional Management Issuance Trust Series 2019-1, Class B, 3.43%, 11/15/2028 (B)	1,600,000	1,608,364
SART Series 2018-1, 4.75%, 06/15/2025	592,619	592,619
SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026 (D) (E)	1,000,000	1,000,000
Tesla Auto Lease Trust Series 2021-A, Class A4, 0.66%, 03/20/2025 (B)	650,000	644,878
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (B)	1,267,025	1,264,529
Tricolor Auto Securitization Trust
Series 2020-1A, Class A,
4.88%, 11/15/2026 (B)	319,065	321,104
Series 2021-1A, Class D,
1.92%, 05/15/2026 (B)	810,000	803,925
Upstart Securitization Trust Series 2021-1, Class A, 0.87%, 03/20/2031 (B)	617,258	615,156
US Auto Funding LLC Series 2021-1A, Class A, 0.79%, 07/15/2024 (B)	984,065	981,833
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (B)	490,746	489,825

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
VM Debt Trust Series 2019-1, 7.50%, 06/15/2024 (D)	$ 1,073,978	$ 1,073,978
World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	935,000	938,096

		47,535,997

Total Asset-Backed Securities (Cost $49,080,899)		48,952,437

CORPORATE DEBT SECURITIES - 21.2%
Australia - 0.2%
Macquarie Group Ltd.
Fixed until 06/23/2031, 2.69% (A), 06/23/2032 (B) (F)	390,000	389,409
Fixed until 01/15/2029, 5.03% (A), 01/15/2030 (B)	600,000	693,777
National Australia Bank Ltd. 2.99%, 05/21/2031 (B)	375,000	376,511
Santos Finance Ltd. 3.65%, 04/29/2031 (B)	449,000	457,468
Westpac Banking Corp. Fixed until 11/18/2031, 3.02% (A), 11/18/2036	390,000	385,992

		2,303,157

Bermuda - 0.1%
IHS Markit Ltd.
4.25%, 05/01/2029	405,000	460,687
4.75%, 08/01/2028	315,000	365,006
Triton Container International Ltd. 1.15%, 06/07/2024 (B)	345,000	340,146

		1,165,839

Canada - 0.4%
Air Canada Pass-Through Trust 3.75%, 06/15/2029 (B)	918,478	953,402
Bank of Nova Scotia Fixed until 10/27/2026, 3.63% (A), 10/27/2081	200,000	193,208
Barrick Gold Corp. 6.45%, 10/15/2035	80,000	109,037
Canadian Pacific Railway Co.
2.05%, 03/05/2030	725,000	715,299
2.45%, 12/02/2031	270,000	275,176
3.00%, 12/02/2041	60,000	61,533
3.10%, 12/02/2051	180,000	184,318
Enbridge, Inc. 3.13%, 11/15/2029	325,000	340,658
Fortis, Inc. 3.06%, 10/04/2026	923,000	961,322
Glencore Finance Canada Ltd. 5.55%, 10/25/2042 (B)	128,000	162,921
Suncor Energy, Inc. 7.88%, 06/15/2026	66,000	80,441
Teck Resources Ltd. 5.40%, 02/01/2043	419,000	512,260
TransCanada PipeLines Ltd. 4.63%, 03/01/2034	655,000	769,952

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Transcanada Trust Fixed until 08/15/2026, 5.88% (A), 08/15/2076	$ 235,000	$ 256,738

		5,576,265

Cayman Islands - 0.4%
Avolon Holdings Funding Ltd.
2.13%, 02/21/2026 (B)	305,000	299,506
2.88%, 02/15/2025 (B)	1,606,000	1,641,169
3.95%, 07/01/2024 (B)	772,000	809,100
4.25%, 04/15/2026 (B)	1,385,000	1,468,421
Hutchison Whampoa International 12 II Ltd. 3.25%, 11/08/2022 (B)	200,000	204,010
Vale Overseas Ltd. 3.75%, 07/08/2030 (F)	864,000	894,249

		5,316,455

Colombia - 0.0% (G)
Ecopetrol SA
4.13%, 01/16/2025	107,000	108,873
5.38%, 06/26/2026	116,000	122,236

		231,109

Denmark - 0.1%
Danske Bank A/S
Fixed until 12/20/2024, 3.24% (A), 12/20/2025 (B)	564,000	586,117
Fixed until 01/12/2022, 5.00% (A), 01/12/2023 (B)	870,000	870,750
5.38%, 01/12/2024 (B)	430,000	462,949

		1,919,816

Finland - 0.0% (G)
Nordea Bank Abp Fixed until 09/13/2028, 4.63% (A), 09/13/2033 (B)	270,000	299,841

France - 0.9%
BNP Paribas SA
Fixed until 09/15/2028, 2.16% (A), 09/15/2029 (B)	713,000	698,719
Fixed until 06/09/2025, 2.22% (A), 06/09/2026 (B)	740,000	747,207
Fixed until 04/19/2031, 2.87% (A), 04/19/2032 (B)	630,000	639,051
Fixed until 01/10/2024, 4.71% (A), 01/10/2025 (B)	910,000	968,947
BPCE SA
Fixed until 10/06/2025, 1.65% (A), 10/06/2026 (B)	935,000	922,942
Fixed until 10/19/2026, 2.05% (A), 10/19/2027 (B)	560,000	554,555
3.38%, 12/02/2026	270,000	287,709
5.15%, 07/21/2024 (B)	715,000	774,519
Credit Agricole SA
Fixed until 01/26/2026, 1.25% (A), 01/26/2027 (B)	762,000	741,856
3.25%, 10/04/2024 (B)	405,000	423,765
4.13%, 01/10/2027 (B)	500,000	549,271
Fixed until 12/23/2025 (H), 8.13% (A) (B)	280,000	331,590

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
France (continued)
Societe Generale SA
Fixed until 12/14/2025, 1.49% (A), 12/14/2026 (B)	$ 1,030,000	$ 1,003,666
Fixed until 06/09/2026, 1.79% (A), 06/09/2027 (B)	700,000	685,321
2.63%, 10/16/2024 (B)	734,000	754,195
Fixed until 06/09/2031, 2.89% (A), 06/09/2032 (B)	485,000	484,343
4.25%, 08/19/2026 (B)	300,000	322,080
TotalEnergies Capital International SA
2.99%, 06/29/2041	1,116,000	1,133,822
3.13%, 05/29/2050	100,000	102,896

		12,126,454

Germany - 0.2%
Deutsche Bank AG
1.69%, 03/19/2026	460,000	457,978
Fixed until 09/18/2023, 2.22% (A), 09/18/2024	1,170,000	1,185,173
Fixed until 05/28/2031, 3.04% (A), 05/28/2032	1,001,000	1,009,776
3.70%, 05/30/2024	133,000	139,780

		2,792,707

Hong Kong - 0.0% (G)
AIA Group Ltd. 3.60%, 04/09/2029 (B) (F)	265,000	289,326

Ireland - 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.00%, 10/29/2028	825,000	837,379
3.30%, 01/30/2032	170,000	173,537
3.50%, 01/15/2025	345,000	360,229
3.65%, 07/21/2027	475,000	500,883
3.85%, 10/29/2041	150,000	156,670
3.88%, 01/23/2028	150,000	159,187
AIB Group PLC Fixed until 04/10/2024, 4.26% (A), 04/10/2025 (B)	828,000	872,052
Bank of Ireland Group PLC Fixed until 09/30/2026, 2.03% (A), 09/30/2027 (B)	517,000	507,728
GE Capital International Funding Co. Unlimited 4.42%, 11/15/2035	653,000	780,413

		4,348,078

Italy - 0.1%
Eni SpA 4.25%, 05/09/2029 (B)	206,000	231,896
Intesa Sanpaolo SpA Fixed until 06/01/2041, 4.95% (A), 06/01/2042 (B)	310,000	319,283
UniCredit SpA
Fixed until 06/03/2026, 1.98% (A), 06/03/2027 (B)	480,000	467,910
Fixed until 06/03/2031, 3.13% (A), 06/03/2032 (B)	200,000	197,911

		1,217,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Japan - 0.2%
Mitsubishi UFJ Financial Group, Inc. Fixed until 10/13/2026, 1.64% (A), 10/13/2027	$ 615,000	$ 607,330
Mizuho Financial Group, Inc. Fixed until 05/25/2025, 2.23% (A), 05/25/2026	882,000	895,420
Nissan Motor Co. Ltd. 4.35%, 09/17/2027 (B)	350,000	378,087
Nomura Holdings, Inc. 1.85%, 07/16/2025	415,000	414,917
Takeda Pharmaceutical Co. Ltd. 5.00%, 11/26/2028	660,000	775,960

		3,071,714

Jersey, Channel Islands - 0.0% (G)
Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040 (B)	300,000	298,565

Mexico - 0.1%
America Movil SAB de CV 3.63%, 04/22/2029	570,000	616,970
Coca-Cola Femsa SAB de CV
1.85%, 09/01/2032	200,000	188,480
2.75%, 01/22/2030	175,000	178,983
Fomento Economico Mexicano SAB de CV 3.50%, 01/16/2050	340,000	356,545
Grupo Bimbo SAB de CV 4.00%, 09/06/2049 (B)	200,000	213,776
Mexico City Airport Trust 5.50%, 07/31/2047 (B)	200,000	200,294
Petroleos Mexicanos 6.50%, 03/13/2027	285,000	304,049

		2,059,097

Multi-National - 0.1%
Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	919,000	997,040
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.50%, 05/11/2031 (B)	475,000	478,540
3.25%, 05/11/2041 (B)	240,000	248,750
3.40%, 05/01/2030 (B)	160,000	170,680

		1,895,010

Netherlands - 0.4%
ABN AMRO Bank NV Fixed until 06/16/2026, 1.54% (A), 06/16/2027 (B)	200,000	196,153
Cooperatieve Rabobank UA 3.75%, 07/21/2026	960,000	1,034,421
EDP Finance BV 1.71%, 01/24/2028 (B)	620,000	603,588
Enel Finance International NV
1.38%, 07/12/2026 (B)	200,000	194,876
2.25%, 07/12/2031 (B)	200,000	193,671
Lundin Energy Finance BV
2.00%, 07/15/2026 (B)	500,000	496,778
3.10%, 07/15/2031 (B)	930,000	937,665
Shell International Finance BV
2.75%, 04/06/2030 (F)	653,000	682,736
2.88%, 11/26/2041	550,000	552,047

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Netherlands (continued)
Shell International Finance BV (continued)
3.63%, 08/21/2042	$ 120,000	$ 132,183
4.55%, 08/12/2043	18,000	22,512

		5,046,630

Panama - 0.0% (G)
Banco Nacional de Panama 2.50%, 08/11/2030 (B)	300,000	281,253

Republic of Korea - 0.1%
Kia Corp.
1.75%, 10/16/2026 (B)	220,000	217,212
3.25%, 04/21/2026 (B)	440,000	463,231

		680,443

Saudi Arabia - 0.0% (G)
Saudi Arabian Oil Co. 1.63%, 11/24/2025 (B)	200,000	198,739

Singapore - 0.0% (G)
BOC Aviation Ltd.
2.75%, 09/18/2022 (B)	210,000	211,611
3.50%, 10/10/2024 (B)	200,000	209,189

		420,800

Spain - 0.2%
Banco Bilbao Vizcaya Argentaria SA 1.13%, 09/18/2025	200,000	195,982
Banco Santander SA
Fixed until 09/14/2026, 1.72% (A), 09/14/2027	600,000	589,430
3.49%, 05/28/2030	600,000	634,023
Telefonica Emisiones SA
4.67%, 03/06/2038	730,000	842,018
4.90%, 03/06/2048	340,000	410,279

		2,671,732

Switzerland - 0.5%
Credit Suisse AG 1.25%, 08/07/2026	400,000	390,161
Credit Suisse Group AG
Fixed until 09/11/2024, 2.59% (A), 09/11/2025 (B)	990,000	1,011,153
Fixed until 05/14/2031, 3.09% (A), 05/14/2032 (B)	260,000	264,859
3.75%, 03/26/2025	350,000	371,536
Fixed until 06/12/2023, 4.21% (A), 06/12/2024 (B)	797,000	829,328
4.28%, 01/09/2028 (B)	1,798,000	1,952,904
Fixed until 02/11/2027 (H), 5.25% (A) (B)	380,000	392,350
UBS Group AG
Fixed until 01/30/2026, 1.36% (A), 01/30/2027 (B)	340,000	332,497
Fixed until 08/13/2029, 3.13% (A), 08/13/2030 (B)	522,000	546,119
4.13%, 09/24/2025 (B)	340,000	367,249

		6,458,156

United Kingdom - 1.5%
Anglo American Capital PLC 4.00%, 09/11/2027 (B)	250,000	268,969
AstraZeneca PLC
1.38%, 08/06/2030	767,000	724,902

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
AstraZeneca PLC (continued)
2.13%, 08/06/2050	$ 412,000	$ 366,869
6.45%, 09/15/2037	120,000	176,754
BAE Systems PLC 3.40%, 04/15/2030 (B)	1,076,000	1,149,592
Barclays PLC
Fixed until 11/24/2031, 2.89% (A), 11/24/2032	205,000	206,696
Fixed until 11/24/2041, 3.33% (A), 11/24/2042	225,000	229,624
Fixed until 05/07/2024, 3.93% (A), 05/07/2025	680,000	715,254
4.84%, 05/09/2028	236,000	260,135
BAT International Finance PLC 1.67%, 03/25/2026	135,000	132,593
BP Capital Markets PLC
Fixed until 06/22/2025 (H), 4.38% (A)	76,000	79,230
Fixed until 03/22/2030 (H), 4.88% (A)	429,000	460,103
HSBC Holdings PLC
Fixed until 05/24/2024, 0.98% (A), 05/24/2025	360,000	355,715
Fixed until 09/22/2027, 2.01% (A), 09/22/2028	1,260,000	1,234,279
Fixed until 08/17/2028, 2.21% (A), 08/17/2029	830,000	814,319
Fixed until 11/22/2026, 2.25% (A), 11/22/2027	590,000	592,089
Fixed until 08/18/2030, 2.36% (A), 08/18/2031	550,000	537,920
Fixed until 05/24/2031, 2.80% (A), 05/24/2032	200,000	200,847
Fixed until 11/22/2031, 2.87% (A), 11/22/2032	530,000	535,028
Fixed until 03/13/2027, 4.04% (A), 03/13/2028	500,000	540,806
Fixed until 09/12/2025, 4.29% (A), 09/12/2026	1,309,000	1,413,844
Imperial Brands Finance PLC
3.13%, 07/26/2024 (B)	404,000	417,533
3.50%, 07/26/2026 (B)	612,000	643,554
Lloyds Banking Group PLC Fixed until 05/11/2026, 1.63% (A), 05/11/2027	235,000	231,474
Nationwide Building Society Fixed until 03/08/2028, 4.30% (A), 03/08/2029 (B)	450,000	496,267
Natwest Group PLC
Fixed until 06/14/2026, 1.64% (A), 06/14/2027	723,000	713,486
Fixed until 05/22/2027, 3.07% (A), 05/22/2028	560,000	582,831
3.88%, 09/12/2023	550,000	573,569
Fixed until 03/22/2024, 4.27% (A), 03/22/2025	1,110,000	1,175,821
NatWest Markets PLC 1.60%, 09/29/2026 (B)	300,000	295,264
Royalty Pharma PLC
2.15%, 09/02/2031	310,000	293,192
3.35%, 09/02/2051	300,000	288,048

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
Santander UK Group Holdings PLC
Fixed until 03/15/2024, 1.09% (A), 03/15/2025	$ 990,000	$ 979,941
Fixed until 06/14/2026, 1.67% (A), 06/14/2027	710,000	695,528
Fixed until 03/15/2031, 2.90% (A), 03/15/2032	470,000	475,159
Standard Chartered PLC
Fixed until 10/14/2022, 1.32% (A), 10/14/2023 (B)	505,000	505,436
Fixed until 01/14/2026, 1.46% (A), 01/14/2027 (B)	1,185,000	1,147,714
Fixed until 01/30/2025, 2.82% (A), 01/30/2026 (B)	985,000	1,010,102
Vodafone Group PLC
Fixed until 03/04/2031, 4.13% (A), 06/04/2081	190,000	188,092
4.38%, 02/19/2043	205,000	241,026

		21,949,605

United States - 15.3%
7-Eleven, Inc.
2.50%, 02/10/2041 (B)	279,000	258,181
2.80%, 02/10/2051 (B)	330,000	307,277
AbbVie, Inc.
3.20%, 11/21/2029	606,000	648,537
3.85%, 06/15/2024	164,000	173,636
4.05%, 11/21/2039	1,184,000	1,364,808
4.25%, 11/21/2049	230,000	275,731
4.40%, 11/06/2042	230,000	275,215
4.45%, 05/14/2046	348,000	422,193
4.50%, 05/14/2035	200,000	239,935
Activision Blizzard, Inc.
1.35%, 09/15/2030	300,000	277,023
2.50%, 09/15/2050	734,000	645,430
AES Corp.
1.38%, 01/15/2026	280,000	271,867
3.30%, 07/15/2025 (B)	245,000	253,673
3.95%, 07/15/2030 (B)	197,000	209,884
Aetna, Inc.
3.88%, 08/15/2047	253,000	282,387
4.13%, 11/15/2042	334,000	377,768
Air Lease Corp.
2.88%, 01/15/2026	420,000	433,421
3.25%, 03/01/2025	444,000	460,868
3.38%, 07/01/2025	210,000	219,211
Alexander Funding Trust 1.84%, 11/15/2023 (B)	1,665,000	1,671,006
Alliant Energy Finance LLC 1.40%, 03/15/2026 (B)	90,000	86,713
Alphabet, Inc. 1.90%, 08/15/2040	329,000	300,558
Altria Group, Inc.
2.45%, 02/04/2032	915,000	869,773
3.40%, 02/04/2041	175,000	161,864
3.88%, 09/16/2046	614,000	595,800
Amazon.com, Inc.
2.70%, 06/03/2060	185,000	179,129
3.10%, 05/12/2051	255,000	273,417

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Amazon.com, Inc. (continued)
3.88%, 08/22/2037	$ 844,000	$ 993,258
Ameren Corp.
1.75%, 03/15/2028	170,000	164,408
3.50%, 01/15/2031 (F)	382,000	412,531
American Airlines Pass-Through Trust
2.88%, 01/11/2036	120,000	118,951
3.95%, 01/11/2032	60,000	59,449
4.10%, 07/15/2029	121,898	119,847
American International Group, Inc.
3.88%, 01/15/2035	377,000	417,389
4.80%, 07/10/2045	190,000	244,206
American Tower Corp.
2.75%, 01/15/2027	655,000	675,499
3.38%, 10/15/2026	93,000	98,866
3.95%, 03/15/2029	585,000	638,356
American Transmission Systems, Inc. 2.65%, 01/15/2032 (B)	390,000	394,085
American Water Capital Corp. 4.00%, 12/01/2046	71,000	81,584
Amgen, Inc.
2.00%, 01/15/2032	545,000	528,444
3.15%, 02/21/2040	423,000	434,974
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036	195,000	235,665
Anheuser-Busch InBev Finance, Inc.
4.00%, 01/17/2043	160,000	178,527
4.63%, 02/01/2044	45,000	54,097
4.70%, 02/01/2036	246,000	293,294
Anheuser-Busch InBev Worldwide, Inc.
4.35%, 06/01/2040	210,000	247,448
4.38%, 04/15/2038	394,000	462,471
4.50%, 06/01/2050	1,019,000	1,260,660
4.60%, 04/15/2048	333,000	408,124
Anthem, Inc.
2.88%, 09/15/2029	220,000	230,473
4.63%, 05/15/2042	89,000	110,905
Appalachian Power Co.
2.70%, 04/01/2031	239,000	243,456
5.80%, 10/01/2035	15,000	19,248
Apple, Inc.
2.38%, 02/08/2041	245,000	239,048
2.65%, 05/11/2050	149,000	147,082
2.70%, 08/05/2051	1,020,000	1,013,194
2.80%, 02/08/2061	75,000	74,800
2.85%, 08/05/2061	220,000	221,499
2.95%, 09/11/2049	554,000	572,906
3.45%, 02/09/2045	736,000	824,044
Arizona Public Service Co. 5.05%, 09/01/2041	23,000	28,247
AT&T, Inc.
2.55%, 12/01/2033	1,298,000	1,271,280
3.10%, 02/01/2043	1,146,000	1,117,451
3.55%, 09/15/2055	667,000	672,097
3.65%, 09/15/2059	934,000	947,185
4.30%, 02/15/2030	335,000	377,390
4.80%, 06/15/2044	126,000	151,050

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Atmos Energy Corp. 3.00%, 06/15/2027	$ 180,000	$ 190,490
Aviation Capital Group LLC
1.95%, 01/30/2026 - 09/20/2026 (B)	770,000	749,037
5.50%, 12/15/2024 (B)	449,000	491,351
Bank of America Corp.
Fixed until 07/23/2030, 1.90% (A), 07/23/2031	320,000	306,594
Fixed until 10/24/2030, 1.92% (A), 10/24/2031	320,000	307,199
Fixed until 06/14/2028, 2.09% (A), 06/14/2029	365,000	362,745
Fixed until 07/21/2031, 2.30% (A), 07/21/2032	635,000	625,069
Fixed until 10/20/2031, 2.57% (A), 10/20/2032	670,000	674,018
Fixed until 03/11/2031, 2.65% (A), 03/11/2032	600,000	608,262
Fixed until 06/19/2040, 2.68% (A), 06/19/2041	469,000	452,701
Fixed until 04/22/2031, 2.69% (A), 04/22/2032	930,000	944,855
Fixed until 10/22/2029, 2.88% (A), 10/22/2030	1,635,000	1,689,837
Fixed until 10/01/2024, 3.09% (A), 10/01/2025	161,000	167,554
Fixed until 12/20/2027, 3.42% (A), 12/20/2028	1,594,000	1,703,070
Fixed until 03/05/2023, 3.55% (A), 03/05/2024	115,000	118,427
Fixed until 07/21/2027, 3.59% (A), 07/21/2028	245,000	263,864
Fixed until 04/24/2027, 3.71% (A), 04/24/2028	2,798,000	3,038,416
Fixed until 01/20/2027, 3.82% (A), 01/20/2028	2,194,000	2,377,272
BAT Capital Corp.
2.26%, 03/25/2028	180,000	175,543
3.22%, 09/06/2026	50,000	52,061
3.56%, 08/15/2027	894,000	938,231
4.39%, 08/15/2037	1,114,000	1,176,348
4.91%, 04/02/2030	472,000	530,294
Bayer US Finance II LLC 4.38%, 12/15/2028 (B)	270,000	301,817
Becton Dickinson & Co. 1.96%, 02/11/2031	395,000	380,142
Berkshire Hathaway Finance Corp.
2.85%, 10/15/2050	244,000	241,375
4.20%, 08/15/2048	86,000	104,722
Bimbo Bakeries USA, Inc. 4.00%, 05/17/2051 (B)	380,000	411,928
Biogen, Inc.
2.25%, 05/01/2030	450,000	443,607
3.15%, 05/01/2050	544,000	524,892
Boeing Co.
2.20%, 02/04/2026	1,055,000	1,055,039
2.25%, 06/15/2026	200,000	200,382
3.20%, 03/01/2029	500,000	515,030

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Boeing Co. (continued)
3.25%, 02/01/2035	$ 90,000	$ 90,819
3.60%, 05/01/2034	285,000	298,974
3.63%, 02/01/2031	685,000	731,236
3.75%, 02/01/2050	70,000	73,013
3.95%, 08/01/2059	700,000	730,046
5.81%, 05/01/2050	195,000	264,908
Boston Gas Co.
3.00%, 08/01/2029 (B)	330,000	336,676
4.49%, 02/15/2042 (B)	14,000	15,941
BP Capital Markets America, Inc.
2.77%, 11/10/2050	240,000	225,940
2.94%, 06/04/2051	490,000	472,207
3.00%, 02/24/2050	163,000	159,490
3.02%, 01/16/2027	390,000	411,911
3.54%, 04/06/2027	50,000	54,033
Bristol-Myers Squibb Co.
2.35%, 11/13/2040	630,000	599,214
2.55%, 11/13/2050	865,000	821,637
Broadcom, Inc. 2.45%, 02/15/2031 (B)	869,000	852,989
Burlington Northern Santa Fe LLC
2.88%, 06/15/2052	425,000	426,829
3.90%, 08/01/2046	310,000	360,883
4.15%, 04/01/2045	80,000	96,458
4.38%, 09/01/2042	80,000	97,496
CenterPoint Energy, Inc.
2.65%, 06/01/2031	570,000	578,370
2.95%, 03/01/2030	171,000	176,586
Fixed until 09/01/2023 (H), 6.13% (A) (F)	280,000	291,200
CF Industries, Inc.
3.45%, 06/01/2023	337,000	347,450
4.95%, 06/01/2043	252,000	303,947
5.15%, 03/15/2034	312,000	375,959
5.38%, 03/15/2044	187,000	235,826
Charter Communications Operating LLC / Charter Communications Operating Capital
2.30%, 02/01/2032	77,000	73,180
3.50%, 06/01/2041 - 03/01/2042	450,000	438,995
3.70%, 04/01/2051	689,000	668,521
3.90%, 06/01/2052	150,000	150,959
4.80%, 03/01/2050	729,000	818,889
5.05%, 03/30/2029	230,000	263,522
6.38%, 10/23/2035	90,000	116,145
Cheniere Corpus Christi Holdings LLC
2.74%, 12/31/2039 (B)	150,000	146,631
5.13%, 06/30/2027	1,385,000	1,563,637
Cheniere Energy Partners LP
3.25%, 01/31/2032 (B)	332,000	335,320
4.50%, 10/01/2029	100,000	106,000
Chevron USA, Inc. 2.34%, 08/12/2050	218,000	200,556
Cigna Corp.
2.40%, 03/15/2030	265,000	267,415
3.20%, 03/15/2040	293,000	303,312
3.40%, 03/15/2050 - 03/15/2051	273,000	286,247
Cigna Holding Co. 3.25%, 04/15/2025	95,000	99,630

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Citigroup, Inc.
Fixed until 06/09/2026, 1.46% (A), 06/09/2027	$ 965,000	$ 948,466
Fixed until 11/03/2031, 2.52% (A), 11/03/2032	555,000	555,004
Fixed until 06/03/2030, 2.57% (A), 06/03/2031	305,000	307,957
Fixed until 11/05/2029, 2.98% (A), 11/05/2030	771,000	801,419
Fixed until 10/27/2027, 3.52% (A), 10/27/2028	2,441,000	2,620,236
Fixed until 07/24/2027, 3.67% (A), 07/24/2028	1,020,000	1,100,844
3.88%, 03/26/2025	80,000	85,404
4.30%, 11/20/2026	786,000	870,120
5.30%, 05/06/2044	20,000	26,174
Fixed until 08/15/2026 (H), 6.25% (A)	460,000	518,788
Cleveland Electric Illuminating Co. 5.50%, 08/15/2024	590,000	649,569
CMS Energy Corp. Fixed until 03/01/2030, 4.75% (A), 06/01/2050	255,000	277,312
Coca-Cola Co.
2.25%, 01/05/2032 (F)	285,000	290,005
2.60%, 06/01/2050	221,000	216,664
3.00%, 03/05/2051	220,000	233,770
Columbia Pipeline Group, Inc. 5.80%, 06/01/2045	175,000	232,013
Comcast Corp.
2.45%, 08/15/2052	831,000	747,253
2.80%, 01/15/2051	40,000	38,695
2.89%, 11/01/2051 (B)	313,000	303,914
2.94%, 11/01/2056 (B)	200,000	191,343
3.20%, 07/15/2036	531,000	567,457
3.75%, 04/01/2040	521,000	584,802
4.20%, 08/15/2034	270,000	317,968
Commonwealth Edison Co.
3.65%, 06/15/2046	170,000	188,868
3.70%, 03/01/2045	30,000	33,569
4.70%, 01/15/2044	130,000	164,000
Connecticut Light & Power Co. 4.30%, 04/15/2044	244,000	293,977
ConocoPhillips
3.75%, 10/01/2027 (B)	385,000	422,297
4.30%, 08/15/2028 (B) (F)	395,000	443,955
Constellation Brands, Inc. 3.15%, 08/01/2029	392,000	413,819
Continental Resources, Inc.
2.88%, 04/01/2032 (B)	84,000	82,173
4.90%, 06/01/2044	200,000	221,650
Corporate Office Properties LP
2.00%, 01/15/2029	190,000	182,836
2.75%, 04/15/2031	444,000	441,951
Coterra Energy, Inc. 3.90%, 05/15/2027 (B)	400,000	430,113
Cox Communications, Inc. 4.80%, 02/01/2035 (B)	230,000	271,471

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Crown Castle International Corp. 2.90%, 04/01/2041	$ 521,000	$ 508,792
CSX Corp.
2.50%, 05/15/2051	515,000	477,794
6.00%, 10/01/2036	50,000	67,656
CVS Health Corp.
1.75%, 08/21/2030	270,000	257,578
2.70%, 08/21/2040	762,000	736,034
4.30%, 03/25/2028	243,000	272,891
CVS Pass-Through Trust 6.20%, 10/10/2025 (B)	50,114	53,497
Danaher Corp. 2.80%, 12/10/2051	200,000	198,278
Dell International LLC / EMC Corp.
4.90%, 10/01/2026	861,000	970,294
5.30%, 10/01/2029	405,000	475,151
Delmarva Power & Light Co. 4.00%, 06/01/2042	37,000	40,955
Devon Energy Corp.
4.50%, 01/15/2030	804,000	863,667
5.88%, 06/15/2028	141,000	152,745
Diamondback Energy, Inc.
3.50%, 12/01/2029	220,000	233,290
4.75%, 05/31/2025	639,000	700,270
Discovery Communications LLC
3.63%, 05/15/2030	569,000	608,889
3.95%, 03/20/2028	615,000	668,869
4.00%, 09/15/2055	55,000	57,856
4.95%, 05/15/2042	25,000	29,571
Dominion Energy, Inc. 5.25%, 08/01/2033	70,000	85,790
DTE Electric Co. 3.70%, 03/15/2045	93,000	103,220
Duke Energy Carolinas LLC
2.55%, 04/15/2031	270,000	277,488
4.00%, 09/30/2042	215,000	247,486
Duke Energy Corp. 3.50%, 06/15/2051	430,000	445,669
Duke Energy Florida LLC
2.40%, 12/15/2031	690,000	698,760
3.40%, 10/01/2046	310,000	328,170
Duke Energy Indiana LLC
2.75%, 04/01/2050	314,000	306,611
3.75%, 05/15/2046	225,000	251,532
Duke Energy Ohio, Inc. 4.30%, 02/01/2049	30,000	36,122
Duke Energy Progress LLC 2.90%, 08/15/2051	325,000	323,491
Duquesne Light Holdings, Inc.
2.53%, 10/01/2030 (B)	190,000	185,930
2.78%, 01/07/2032 (B)	275,000	272,037
3.62%, 08/01/2027 (B)	435,000	460,070
Eastern Gas Transmission & Storage, Inc. 4.60%, 12/15/2044 (B)	174,000	207,542
Edison International
3.55%, 11/15/2024	198,000	207,150
4.95%, 04/15/2025	316,000	343,779
Fixed until 12/15/2026 (H), 5.00% (A)	1,435,000	1,466,283

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Electronic Arts, Inc. 1.85%, 02/15/2031	$ 210,000	$ 201,505
Eli Lilly & Co. 2.25%, 05/15/2050	577,000	529,956
Emera US Finance LP
2.64%, 06/15/2031 (F)	380,000	373,652
4.75%, 06/15/2046	529,000	625,115
Enable Midstream Partners LP 4.15%, 09/15/2029	270,000	289,098
Energy Transfer LP
2.90%, 05/15/2025	442,000	456,251
5.15%, 02/01/2043 - 03/15/2045	381,000	428,005
5.25%, 04/15/2029	270,000	309,512
5.30%, 04/01/2044	214,000	245,727
5.95%, 10/01/2043	90,000	108,451
6.10%, 02/15/2042	80,000	97,830
Entergy Arkansas LLC 4.95%, 12/15/2044	86,000	94,259
Entergy Corp. 2.40%, 06/15/2031	320,000	315,529
Entergy Louisiana LLC
2.90%, 03/15/2051	330,000	324,523
4.95%, 01/15/2045	420,000	451,522
Entergy Mississippi LLC 3.50%, 06/01/2051	60,000	64,683
Entergy Texas, Inc.
1.50%, 09/01/2026	205,000	199,336
3.45%, 12/01/2027	45,000	47,558
3.55%, 09/30/2049	512,000	542,039
Enterprise Products Operating LLC
3.70%, 01/31/2051	357,000	375,915
4.25%, 02/15/2048	20,000	22,714
7.55%, 04/15/2038	50,000	74,636
Essex Portfolio LP 2.65%, 09/01/2050	210,000	189,584
Evergy Metro, Inc.
2.25%, 06/01/2030	212,000	211,011
5.30%, 10/01/2041	50,000	65,205
Exelon Generation Co. LLC 5.60%, 06/15/2042	415,000	491,680
Exxon Mobil Corp.
2.61%, 10/15/2030 (F)	77,000	79,887
3.00%, 08/16/2039	545,000	553,761
3.10%, 08/16/2049	115,000	116,995
FedEx Corp. 3.25%, 05/15/2041	200,000	204,879
FirstEnergy Transmission LLC 4.55%, 04/01/2049 (B)	535,000	612,768
Fiserv, Inc. 3.50%, 07/01/2029	279,000	300,313
Flex Intermediate Holdco LLC 3.36%, 06/30/2031 (B)	701,000	704,410
Florida Power & Light Co.
3.80%, 12/15/2042	130,000	148,019
4.05%, 06/01/2042	30,000	35,386
Ford Motor Credit Co. LLC
3.63%, 06/17/2031	660,000	692,726
4.39%, 01/08/2026	900,000	969,750

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	$ 314,000	$ 325,775
4.63%, 08/01/2030	210,000	225,225
5.25%, 09/01/2029	616,000	674,520
5.40%, 11/14/2034	280,000	340,900
5.45%, 03/15/2043	450,000	565,690
General Motors Co.
5.15%, 04/01/2038	140,000	169,111
6.13%, 10/01/2025	167,000	191,922
General Motors Financial Co., Inc.
2.70%, 08/20/2027	450,000	458,030
2.75%, 06/20/2025	969,000	1,000,313
5.25%, 03/01/2026	30,000	33,658
Gilead Sciences, Inc.
2.60%, 10/01/2040	719,000	694,621
4.00%, 09/01/2036 (F)	434,000	499,942
Glencore Funding LLC
2.50%, 09/01/2030 (B)	375,000	363,545
2.63%, 09/23/2031 (B)	213,000	207,251
3.88%, 10/27/2027 (B)	175,000	188,034
4.00%, 03/27/2027 (B)	315,000	340,033
Global Payments, Inc.
2.15%, 01/15/2027	1,175,000	1,180,401
2.90%, 05/15/2030 - 11/15/2031	907,000	923,138
3.20%, 08/15/2029	719,000	749,558
Goldman Sachs Group, Inc.
Fixed until 03/09/2026, 1.43% (A), 03/09/2027	1,075,000	1,053,656
Fixed until 09/10/2026, 1.54% (A), 09/10/2027	1,390,000	1,362,642
Fixed until 10/21/2026, 1.95% (A), 10/21/2027	650,000	647,529
Fixed until 07/21/2031, 2.38% (A), 07/21/2032	650,000	640,735
Fixed until 04/22/2031, 2.62% (A), 04/22/2032	370,000	373,079
Fixed until 10/21/2031, 2.65% (A), 10/21/2032	800,000	805,958
3.50%, 04/01/2025	1,188,000	1,256,630
Fixed until 08/10/2026 (H), 3.65% (A)	365,000	361,350
Fixed until 06/05/2027, 3.69% (A), 06/05/2028	1,782,000	1,920,183
Fixed until 04/23/2028, 3.81% (A), 04/23/2029	398,000	433,262
Fixed until 10/31/2037, 4.02% (A), 10/31/2038	388,000	444,821
Fixed until 11/10/2026 (H), 4.13% (A)	375,000	381,164
Fixed until 05/01/2028, 4.22% (A), 05/01/2029	275,000	305,713
Gray Oak Pipeline LLC
2.00%, 09/15/2023 (B)	305,000	308,293
3.45%, 10/15/2027 (B)	509,000	531,683
HCA, Inc.
3.50%, 07/15/2051	645,000	660,028
4.50%, 02/15/2027	1,248,000	1,375,563
5.25%, 06/15/2049	5,000	6,443
5.38%, 09/01/2026	520,000	584,350
5.63%, 09/01/2028	971,000	1,134,604
5.88%, 02/15/2026 - 02/01/2029	282,000	327,856

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Healthpeak Properties, Inc. 2.88%, 01/15/2031	$ 210,000	$ 218,616
Hess Corp. 5.60%, 02/15/2041	180,000	222,772
Home Depot, Inc.
2.38%, 03/15/2051	280,000	258,903
2.75%, 09/15/2051	555,000	553,411
3.30%, 04/15/2040	159,000	172,849
Humana, Inc. 1.35%, 02/03/2027	610,000	593,531
Hyundai Capital America
2.10%, 09/15/2028 (B)	515,000	500,772
2.38%, 10/15/2027 (B)	935,000	930,409
Intel Corp.
3.05%, 08/12/2051 (F)	310,000	318,357
3.73%, 12/08/2047	110,000	125,728
ITC Holdings Corp. 2.95%, 05/14/2030 (B)	1,121,000	1,145,727
Jersey Central Power & Light Co.
2.75%, 03/01/2032 (B)	285,000	289,163
4.30%, 01/15/2026 (B)	215,000	233,261
4.70%, 04/01/2024 (B)	180,000	191,396
6.15%, 06/01/2037	60,000	79,506
JetBlue Pass-Through Trust 8.00%, 11/15/2027	299,053	343,633
Johnson & Johnson 3.40%, 01/15/2038	156,000	176,022
Kansas City Southern
2.88%, 11/15/2029	145,000	150,298
3.50%, 05/01/2050	255,000	272,107
4.70%, 05/01/2048	222,000	277,117
Keurig Dr. Pepper, Inc. 4.60%, 05/25/2028	500,000	569,060
Kimco Realty Corp. 2.25%, 12/01/2031	210,000	204,871
Kinder Morgan, Inc.
2.00%, 02/15/2031 (F)	489,000	465,861
3.25%, 08/01/2050	530,000	509,063
Kraft Heinz Foods Co.
3.75%, 04/01/2030	430,000	464,596
4.63%, 10/01/2039	202,000	237,167
Kroger Co. 4.45%, 02/01/2047	115,000	139,966
Lear Corp.
2.60%, 01/15/2032	140,000	138,043
3.55%, 01/15/2052	700,000	695,153
Leidos, Inc.
2.30%, 02/15/2031	664,000	639,286
2.95%, 05/15/2023	90,000	92,151
Lennar Corp. 4.75%, 11/29/2027	485,000	549,214
Louisville Gas & Electric Co. 4.65%, 11/15/2043	30,000	36,683
Lowe’s Cos., Inc.
2.80%, 09/15/2041	180,000	176,245
3.70%, 04/15/2046	569,000	625,769
LYB International Finance III LLC 3.63%, 04/01/2051	320,000	340,088

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
McDonald’s Corp.
3.63%, 09/01/2049	$ 71,000	$ 78,638
3.70%, 02/15/2042	380,000	420,638
MDC Holdings, Inc.
2.50%, 01/15/2031	370,000	357,978
3.85%, 01/15/2030	930,000	989,927
Merck & Co., Inc.
2.15%, 12/10/2031	370,000	371,332
2.35%, 06/24/2040	200,000	191,057
2.75%, 12/10/2051	286,000	284,483
MetLife, Inc. 4.13%, 08/13/2042	97,000	115,230
Metropolitan Life Global Funding I 2.95%, 04/09/2030 (B)	230,000	242,774
Microchip Technology, Inc.
0.97%, 02/15/2024	395,000	391,592
2.67%, 09/01/2023	290,000	296,205
Microsoft Corp.
2.68%, 06/01/2060	190,000	190,260
2.92%, 03/17/2052	200,000	213,206
3.45%, 08/08/2036	179,000	206,467
3.50%, 11/15/2042	75,000	86,464
3.70%, 08/08/2046	493,000	590,025
Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028 (B)	50,000	54,959
Mississippi Power Co. 3.95%, 03/30/2028	140,000	153,430
Monongahela Power Co. 3.55%, 05/15/2027 (B)	460,000	492,262
Moody’s Corp. 2.55%, 08/18/2060	180,000	158,631
Morgan Stanley
Fixed until 07/20/2026, 1.51% (A), 07/20/2027	810,000	797,692
Fixed until 05/04/2026, 1.59% (A), 05/04/2027	1,325,000	1,311,565
Fixed until 02/13/2031, 1.79% (A), 02/13/2032	588,000	557,207
Fixed until 07/21/2031, 2.24% (A), 07/21/2032	950,000	930,260
Fixed until 10/20/2031, 2.51% (A), 10/20/2032	260,000	260,054
Fixed until 01/22/2030, 2.70% (A), 01/22/2031	689,000	705,606
Fixed until 01/25/2051, 2.80% (A), 01/25/2052	305,000	300,477
Fixed until 04/01/2030, 3.62% (A), 04/01/2031	546,000	595,560
3.88%, 01/27/2026	387,000	418,683
Mosaic Co. 4.05%, 11/15/2027	65,000	71,771
MPLX LP
4.00%, 03/15/2028	129,000	139,898
4.50%, 04/15/2038	488,000	547,738
National Retail Properties, Inc.
3.00%, 04/15/2052	145,000	137,586
3.50%, 10/15/2027	80,000	85,603

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Netflix, Inc.
4.88%, 04/15/2028	$ 1,125,000	$ 1,282,500
4.88%, 06/15/2030 (B)	418,000	487,492
5.38%, 11/15/2029 (B)	177,000	210,188
Nevada Power Co. 5.45%, 05/15/2041	30,000	39,181
New England Power Co. 3.80%, 12/05/2047 (B)	92,000	100,717
New York & Presbyterian Hospital 2.26%, 08/01/2040	340,000	318,952
New York Life Global Funding 1.85%, 08/01/2031 (B)	325,000	315,808
New York Life Insurance Co.
3.75%, 05/15/2050 (B)	125,000	142,785
4.45%, 05/15/2069 (B)	430,000	549,367
NextEra Energy Capital Holdings, Inc. 3-Month LIBOR + 2.13%, 2.33% (A), 06/15/2067	302,000	280,829
NiSource, Inc.
2.95%, 09/01/2029	638,000	660,346
5.80%, 02/01/2042	57,000	75,106
Nissan Motor Acceptance Co. LLC 1.85%, 09/16/2026 (B)	265,000	258,704
Norfolk Southern Corp.
3.05%, 05/15/2050	515,000	526,597
3.95%, 10/01/2042	130,000	148,887
Northern Natural Gas Co. 3.40%, 10/16/2051 (B)	150,000	154,701
Northwestern Mutual Life Insurance Co. 3.85%, 09/30/2047 (B)	150,000	169,665
NRG Energy, Inc. 3.75%, 06/15/2024 (B)	667,000	696,069
Office Properties Income Trust 2.65%, 06/15/2026	803,000	797,161
Ohio Power Co. 2.90%, 10/01/2051	305,000	295,304
Oracle Corp.
2.88%, 03/25/2031	440,000	443,289
3.25%, 11/15/2027	427,000	449,904
3.60%, 04/01/2040 - 04/01/2050	1,524,000	1,522,260
3.85%, 07/15/2036	135,000	142,820
Ovintiv Exploration, Inc. 5.38%, 01/01/2026	315,000	349,063
Pacific Gas & Electric Co.
SOFR + 1.15%, 1.20% (A), 11/14/2022	140,000	140,210
1.70%, 11/15/2023	400,000	400,951
3.45%, 07/01/2025	435,000	450,998
3.50%, 08/01/2050	180,000	167,316
4.45%, 04/15/2042	461,000	469,238
4.50%, 07/01/2040	295,000	307,968
4.60%, 06/15/2043	270,000	278,807
PacifiCorp
2.70%, 09/15/2030	768,000	791,474
2.90%, 06/15/2052	169,000	166,523
3.30%, 03/15/2051	472,000	491,013
4.13%, 01/15/2049	226,000	261,264

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Pennsylvania Electric Co. 3.60%, 06/01/2029 (B)	$ 150,000	$ 159,743
Pernod Ricard International Finance LLC 1.63%, 04/01/2031 (B)	270,000	253,046
Pfizer, Inc. 2.70%, 05/28/2050	414,000	418,134
PG&E Energy Recovery Funding LLC 2.82%, 07/15/2048	60,000	59,858
Philip Morris International, Inc. 3.88%, 08/21/2042	350,000	377,512
Phillips 66 2.15%, 12/15/2030 (F)	430,000	414,279
Physicians Realty LP 2.63%, 11/01/2031	300,000	298,523
Pioneer Natural Resources Co. 1.90%, 08/15/2030	580,000	549,757
Plains All American Pipeline LP / PAA Finance Corp.
4.30%, 01/31/2043	291,000	292,512
5.15%, 06/01/2042	140,000	154,203
PPL Capital Funding, Inc. 3-Month LIBOR + 2.67%, 2.88% (A), 03/30/2067	569,000	534,149
Private Export Funding Corp. 2.80%, 05/15/2022	400,000	403,569
Prologis LP 2.13%, 10/15/2050	130,000	111,857
Prudential Financial, Inc. 3.70%, 03/13/2051	155,000	176,699
Public Service Co. of Colorado 4.30%, 03/15/2044	260,000	311,258
Public Service Co. of Oklahoma 2.20%, 08/15/2031 (F)	265,000	260,550
Public Service Electric & Gas Co. 2.70%, 05/01/2050	222,000	215,211
Puget Energy, Inc. 2.38%, 06/15/2028	190,000	187,171
Qorvo, Inc. 4.38%, 10/15/2029	605,000	642,056
Raytheon Technologies Corp.
2.38%, 03/15/2032	365,000	365,056
2.82%, 09/01/2051	515,000	497,338
3.03%, 03/15/2052	120,000	121,061
3.13%, 07/01/2050	390,000	399,825
3.75%, 11/01/2046	170,000	190,021
4.13%, 11/16/2028	1,020,000	1,141,832
Realty Income Corp. 3.40%, 01/15/2028	420,000	453,293
Regency Centers LP 2.95%, 09/15/2029	275,000	285,604
Regeneron Pharmaceuticals, Inc. 1.75%, 09/15/2030	1,024,000	969,413
Reynolds American, Inc. 5.70%, 08/15/2035	120,000	142,158
Rockwell Automation, Inc. 2.80%, 08/15/2061	255,000	250,694
Roper Technologies, Inc.
1.40%, 09/15/2027	320,000	310,727
2.95%, 09/15/2029	269,000	278,480

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
S&P Global, Inc. 2.30%, 08/15/2060	$ 259,000	$ 225,047
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	835,000	915,277
4.50%, 05/15/2030	954,000	1,077,128
5.00%, 03/15/2027	225,000	252,855
salesforce.com, Inc. 2.90%, 07/15/2051	335,000	342,309
San Diego Gas & Electric Co.
2.95%, 08/15/2051	310,000	309,126
3.32%, 04/15/2050	110,000	115,353
4.30%, 04/01/2042	60,000	69,887
SART 4.75%, 07/15/2024	512,026	511,770
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (B)	170,000	183,774
Sempra Energy
Fixed until 01/01/2027, 4.13% (A), 04/01/2052	535,000	542,285
Fixed until 10/15/2025 (H), 4.88% (A)	364,000	389,764
Southern California Edison Co.
1.85%, 02/01/2022	5,500	5,504
2.95%, 02/01/2051	280,000	267,659
3.60%, 02/01/2045	210,000	215,332
3.65%, 02/01/2050	71,000	75,402
3.90%, 12/01/2041	40,000	41,405
4.13%, 03/01/2048	130,000	146,326
Southern Co. Gas Capital Corp.
1.75%, 01/15/2031	375,000	351,550
3.15%, 09/30/2051	345,000	341,980
3.25%, 06/15/2026	32,000	33,985
Southern Power Co. 5.15%, 09/15/2041	465,000	570,820
Southwestern Electric Power Co. 3.90%, 04/01/2045	120,000	129,661
Starbucks Corp. 3.75%, 12/01/2047	223,000	246,074
SVB Financial Group Fixed until 05/15/2026 (H), 4.00% (A)	330,000	331,650
Sysco Corp.
3.15%, 12/14/2051	693,000	684,798
3.30%, 02/15/2050	149,000	151,444
T-Mobile USA, Inc.
2.05%, 02/15/2028	1,196,000	1,188,126
3.38%, 04/15/2029	750,000	764,205
3.75%, 04/15/2027	845,000	915,614
4.38%, 04/15/2040	211,000	241,820
Teachers Insurance & Annuity Association of America Fixed until 09/15/2024, 4.38% (A), 09/15/2054 (B)	90,000	93,549
Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030 (B)	115,000	116,924
Time Warner Cable LLC
4.50%, 09/15/2042	110,000	120,245
5.88%, 11/15/2040	110,000	137,597
6.55%, 05/01/2037	80,000	104,878

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Time Warner Entertainment Co. LP 8.38%, 07/15/2033	$ 260,000	$ 378,992
Trustees of Boston University 3.17%, 10/01/2050	380,000	401,053
TSMC Arizona Corp. 3.13%, 10/25/2041	268,000	279,979
Tucson Electric Power Co. 4.00%, 06/15/2050	200,000	231,095
TWDC Enterprises 18 Corp. 3.70%, 12/01/2042	120,000	136,229
UDR, Inc. 3.00%, 08/15/2031	110,000	114,685
Union Electric Co.
2.15%, 03/15/2032	330,000	324,281
2.95%, 03/15/2030	423,000	444,905
Union Pacific Corp.
3.55%, 08/15/2039	788,000	875,504
3.60%, 09/15/2037	370,000	411,134
United Airlines Pass-Through Trust
2.88%, 04/07/2030	591,414	602,326
3.75%, 03/03/2028	198,861	207,759
UnitedHealth Group, Inc.
2.30%, 05/15/2031	260,000	264,827
2.75%, 05/15/2040	541,000	550,790
3.05%, 05/15/2041	150,000	157,441
3.25%, 05/15/2051	275,000	298,671
3.50%, 08/15/2039	685,000	761,493
Universal Health Services, Inc. 2.65%, 10/15/2030 - 01/15/2032 (B)	1,342,000	1,327,222
Valero Energy Corp. 2.15%, 09/15/2027	450,000	448,594
Ventas Realty LP 2.50%, 09/01/2031	320,000	317,168
VeriSign, Inc. 2.70%, 06/15/2031	239,000	240,195
Verizon Communications, Inc.
1.68%, 10/30/2030	345,000	328,162
2.10%, 03/22/2028	355,000	355,963
2.36%, 03/15/2032 (B)	555,000	547,530
2.55%, 03/21/2031	175,000	176,754
2.65%, 11/20/2040	577,000	549,867
2.99%, 10/30/2056	200,000	190,142
3.70%, 03/22/2061	105,000	114,340
4.02%, 12/03/2029	240,000	269,311
4.27%, 01/15/2036	995,000	1,168,865
4.33%, 09/21/2028	979,000	1,113,004
ViacomCBS, Inc.
4.20%, 05/19/2032	21,000	23,715
4.60%, 01/15/2045	259,000	307,935
4.85%, 07/01/2042	80,000	95,502
Fixed until 02/28/2027, 6.25% (A), 02/28/2057	298,000	335,622
Virginia Electric & Power Co. 2.45%, 12/15/2050	295,000	269,968
Visa, Inc. 2.70%, 04/15/2040	256,000	262,321
Vistra Operations Co. LLC
3.55%, 07/15/2024 (B)	250,000	257,493

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Vistra Operations Co. LLC (continued)
3.70%, 01/30/2027 (B)	$ 270,000	$ 280,131
4.30%, 07/15/2029 (B)	456,000	488,062
VMware, Inc.
1.80%, 08/15/2028	160,000	155,842
2.20%, 08/15/2031	275,000	270,001
3.90%, 08/21/2027	297,000	323,554
4.65%, 05/15/2027	232,000	261,073
4.70%, 05/15/2030	199,000	231,827
Walt Disney Co.
3.50%, 05/13/2040	288,000	316,258
9.50%, 07/15/2024	60,000	72,456
WEA Finance LLC 2.88%, 01/15/2027 (B) (F)	520,000	535,456
Wells Fargo & Co.
Fixed until 04/30/2025, 2.19% (A), 04/30/2026	1,080,000	1,099,539
Fixed until 06/02/2027, 2.39% (A), 06/02/2028	530,000	539,013
Fixed until 10/30/2024, 2.41% (A), 10/30/2025	540,000	553,296
Fixed until 04/30/2040, 3.07% (A), 04/30/2041	298,000	306,456
Fixed until 06/17/2026, 3.20% (A), 06/17/2027	1,838,000	1,938,689
Fixed until 05/22/2027, 3.58% (A), 05/22/2028	188,000	202,235
4.40%, 06/14/2046	255,000	303,183
Welltower, Inc. 3.10%, 01/15/2030	517,000	542,133
Williams Cos., Inc.
2.60%, 03/15/2031	240,000	238,637
5.40%, 03/04/2044	290,000	361,010
Wisconsin Electric Power Co. 3.65%, 12/15/2042	30,000	32,294
WP Carey, Inc.
2.40%, 02/01/2031	260,000	255,767
2.45%, 02/01/2032	400,000	390,546
4.25%, 10/01/2026	80,000	87,624
Xcel Energy, Inc. 3.50%, 12/01/2049	262,000	279,599
Xilinx, Inc. 2.38%, 06/01/2030	445,000	451,125
Zimmer Biomet Holdings, Inc. 4.45%, 08/15/2045	85,000	101,124

		220,228,412

Virgin Islands, British - 0.1%
China Southern Power Grid International Finance BVI Co. Ltd. 3.50%, 05/08/2027 (B)	360,000	385,530
TSMC Global Ltd.
1.25%, 04/23/2026 (B)	705,000	690,975
2.25%, 04/23/2031 (B)	310,000	307,404

		1,383,909

Total Corporate Debt Securities (Cost $304,049,931)		304,230,112

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Colombia - 0.1%
Colombia Government International Bond
3.13%, 04/15/2031	$ 675,000	$ 605,968
4.00%, 02/26/2024	200,000	206,402
5.00%, 06/15/2045	200,000	180,500
7.38%, 09/18/2037	100,000	116,250

		1,109,120

Israel - 0.1%
Israel Government AID Bond Zero Coupon, 08/15/2025	1,000,000	945,669

Mexico - 0.2%
Mexico Government International Bond
2.66%, 05/24/2031 (F)	277,000	270,078
3.75%, 01/11/2028	1,151,000	1,236,761
3.77%, 05/24/2061	205,000	188,625
4.13%, 01/21/2026	200,000	219,502
4.28%, 08/14/2041	200,000	207,250
4.50%, 01/31/2050 (F)	265,000	280,900
4.75%, 03/08/2044	332,000	361,468

		2,764,584

Panama - 0.0% (G)
Panama Government International Bond 4.50%, 04/16/2050	200,000	220,302

Saudi Arabia - 0.0% (G)
Saudi Arabia Government International Bond 2.25%, 02/02/2033 (B) (F)	200,000	194,952

Total Foreign Government Obligations (Cost $5,145,686)		5,234,627

MORTGAGE-BACKED SECURITIES - 1.9%
United States - 1.9%
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (B)	100,000	101,286
Series 2014-520M, Class C,
4.21% (A), 08/15/2046 (B)	150,000	161,000
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (B)	900,000	932,202
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.72% (A), 06/11/2041 (B)	557	1
COMM Mortgage Trust
Series 2013-300P, Class A1,
4.35%, 08/10/2030 (B)	500,000	518,351
Series 2013-SFS, Class A2,
2.99% (A), 04/12/2035 (B)	156,000	157,995
Series 2014-CR19, Class A5,
3.80%, 08/10/2047	750,000	791,354
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	437,000	467,146
Series 2018-HOME, Class A,
3.82% (A), 04/10/2033 (B)	1,565,000	1,694,803
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 09/15/2037 (B)	600,000	560,719

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
GS Mortgage Securities Corp. Trust Series 2012-ALOH, Class A, 3.55%, 04/10/2034 (B)	$ 700,000	$ 699,969
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	1,035,000	1,070,947
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (B)	192,000	209,208
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45% (A), 09/15/2039	269,797	121,814
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC, 1.16% (A), 12/12/2049 (B) (I)	941	0
MRCD Mortgage Trust Series 2019-PARK, Class A, 2.72%, 12/15/2036 (B)	1,230,000	1,248,909
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 03/11/2031 (B)	160,000	161,851
Seasoned Credit Risk Transfer Trust
Series 2017-4, Class M60C,
3.50%, 06/25/2057	4,480,507	4,714,879
Series 2018-1, Class M60C,
3.50%, 05/25/2057	2,848,290	2,991,825
Series 2018-2, Class M55D,
4.00%, 11/25/2057	1,917,177	2,040,212
Series 2018-3, Class M55D,
4.00% (A), 08/25/2057	1,882,281	2,005,136
Series 2018-4, Class MA,
3.50%, 03/25/2058	773,071	802,825
Series 2019-1, Class MT,
3.50%, 07/25/2058	1,233,384	1,304,611
Series 2019-3, Class MB,
3.50%, 10/25/2058	652,754	729,822
Series 2019-4, Class M55D,
4.00%, 02/25/2059	970,488	1,033,382
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 07/15/2041 (B)	1,390,000	1,423,501
SREIT Trust Series 2021-MFP, Class A, 1-Month LIBOR + 0.73%, 0.83% (A), 11/15/2038 (B)	880,000	875,883
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (B)	174,000	174,281
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	104,000	104,315
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	291,270
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.27% (A), 05/10/2063 (B)	484,308	1,174

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
VNDO Mortgage Trust Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (B)	$ 544,235	$ 551,753
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.00% (A), 03/15/2045 (B) (I)	34,835	0

Total Mortgage-Backed Securities (Cost $27,954,431)		27,942,424

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.6%
Federal Home Loan Mortgage Corp.
1-Month LIBOR + 0.55%, 0.66% (A), 07/15/2042 - 03/15/2044	553,682	565,928
2.00%, 03/01/2051	17,070,158	17,041,290
12-Month LIBOR + 1.84%, 2.10% (A), 07/01/2040	24,153	25,332
1-Year CMT + 2.25%, 2.35% (A), 02/01/2036	14,067	14,753
1-Year CMT + 2.43%, 2.50% (A), 12/01/2031	12,220	12,293
3.00%, 07/01/2033 - 01/15/2044	876,696	906,358
3.50%, 01/01/2032 - 10/01/2049	2,455,011	2,606,850
4.00%, 06/01/2042 - 12/01/2047	1,036,410	1,119,449
4.50%, 05/01/2041 - 06/01/2048	903,204	989,895
5.00%, 02/01/2034	151,351	163,154
6.00%, 01/01/2024 - 01/01/2034	16,733	17,355
6.50%, 12/01/2027 - 11/01/2037	193,228	224,222
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.72%, 07/25/2026	840,000	871,459
2.74%, 09/25/2025	700,000	729,690
2.77%, 05/25/2025	750,000	785,103
2.81%, 09/25/2024	1,478,000	1,528,279
2.84%, 09/25/2022	112,239	113,235
3.21% (A), 04/25/2028	629,000	684,250
3.24%, 04/25/2027	602,000	652,863
3.30% (A), 11/25/2027	546,000	597,022
3.33%, 05/25/2027	322,000	350,071
3.39%, 03/25/2024	714,000	746,789
3.69%, 01/25/2029	149,000	168,372
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 0.46% (A), 06/15/2043	473,591	476,658
1-Month LIBOR + 0.40%, 0.49% (A), 07/15/2037	41,168	41,171
3.50%, 01/15/2026 - 02/15/2026	1,219,173	1,267,331
4.00%, 12/15/2024 - 12/15/2041	1,247,654	1,330,089
4.50%, 06/15/2025	143,934	150,443
5.00%, 12/15/2022 - 05/15/2041	316,145	350,107
5.30%, 01/15/2033	30,691	34,254
5.50%, 11/15/2023 - 07/15/2037	468,866	559,901
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (A), 05/15/2041	22,256	23,996
(3.67) * 1-Month LIBOR + 27.50%, 5.50% (A), 05/15/2041	37,652	40,640
5.67% (A), 10/15/2038	14,886	16,865

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC (continued)
5.75%, 06/15/2035 - 08/15/2035	$ 668,812	$ 777,294
5.85%, 09/15/2035	206,178	232,738
6.00%, 04/15/2036	53,502	62,111
6.50%, 02/15/2032	28,030	32,150
(4.44) * 1-Month LIBOR + 24.43%, 23.95% (A), 06/15/2035	42,546	49,769
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
4.50%, 12/15/2024 (I)	1	0
5.00%, 10/15/2039	20,534	871
(1.00) * 1-Month LIBOR + 6.37%, 6.26% (A), 10/15/2037	172,692	37,045
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 09/15/2032 - 01/15/2040	128,866	117,452
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates 1-Month LIBOR + 0.40%, 0.50% (A), 03/25/2043	353,116	353,323
Federal National Mortgage Association
1-Month LIBOR + 0.22%, 0.32% (A), 03/25/2045	38,218	38,086
1-Month LIBOR + 0.50%, 0.60% (A), 08/25/2042	104,028	105,671
0.75%, 09/25/2028	561,780	543,218
1.00%, 11/25/2033	592,956	584,940
1-Month LIBOR + 0.93%, 1.02% (A), 11/25/2022	86,279	86,288
1.28%, 04/01/2030	1,379,440	1,329,345
1.59%, 11/25/2028	431,583	428,493
2.39%, 06/01/2025	382,295	393,338
2.47% (A), 12/25/2026	262,738	273,928
2.49%, 05/25/2026	1,000,000	1,040,355
2.50%, 04/01/2023	1,000,000	1,015,010
2.50%, 09/01/2050 (J)	1,277,389	1,314,911
2.52%, 05/01/2023	1,000,000	1,015,851
2.53%, 09/25/2024	1,166,128	1,199,900
2.64%, 04/01/2023	853,114	865,643
2.67%, 07/01/2022	1,000,000	1,001,683
2.70%, 07/01/2026	962,680	1,008,697
2.72%, 10/25/2024	860,969	886,232
2.73% (A), 06/01/2023	520,193	529,137
2.81%, 06/01/2023 - 05/01/2027	1,869,682	1,940,735
2.90%, 06/25/2027	1,179,530	1,247,260
2.94%, 02/01/2027 - 12/01/2028	4,175,205	4,478,843
3.00%, 07/01/2060	1,856,572	1,958,520
3.02% (A), 08/25/2024	652,252	678,193
3.04%, 12/01/2024	966,701	1,011,371
3.05%, 01/01/2025	1,000,000	1,048,395
3.06% (A), 05/25/2027 - 03/25/2028	1,614,718	1,739,316
3.07% (A), 06/25/2027	840,962	902,123
3.08%, 12/01/2024	893,956	936,082
3.09% (A), 04/25/2027 - 02/25/2030	1,677,812	1,808,443
3.09%, 09/01/2029	2,385,000	2,628,301
3.10%, 09/01/2025	949,880	1,004,808
3.10% (A), 07/25/2024	695,032	721,995
3.11%, 12/01/2024	965,696	1,012,199

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.12%, 11/01/2026	$ 929,762	$ 992,035
3.12% (A), 04/25/2029	773,510	843,584
3.14%, 12/01/2026	864,826	923,489
3.19% (A), 07/01/2022	60,413	60,408
3.24%, 10/01/2026	867,223	928,303
3.37% (A), 07/25/2028	1,342,000	1,470,582
3.38%, 12/01/2023	1,399,241	1,446,373
3.45%, 01/01/2024	920,113	953,390
3.49% (A), 01/25/2024	526,219	547,193
3.50%, 08/01/2032 - 09/01/2049	3,226,437	3,452,981
3.51% (A), 12/25/2023	804,398	836,236
3.67%, 07/01/2023	925,000	952,771
3.76%, 11/01/2023	939,647	975,080
3.77%, 12/01/2025	951,432	1,028,912
4.00%, 01/01/2035 - 08/01/2048	1,227,023	1,331,176
4.50%, 09/01/2040 - 09/01/2049	2,861,880	3,154,101
5.00%, 06/01/2033 - 06/01/2048	355,149	389,572
5.50%, 03/01/2024 - 01/01/2059	3,336,903	3,907,284
6.00%, 02/01/2023 - 09/01/2037	284,584	323,812
6.50%, 08/25/2041	427,849	478,634
6.50%, 06/25/2042	688,997	774,027
7.00%, 11/01/2037 - 12/01/2037	14,808	16,591
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.29%, 0.39% (A), 07/25/2036	51,344	51,546
1-Month LIBOR + 0.40%, 0.50% (A), 05/25/2027	46,711	46,587
1-Month LIBOR + 0.50%, 0.60% (A), 05/25/2035 - 10/25/2042	291,207	293,499
1-Month LIBOR + 0.60%, 0.70% (A), 04/25/2040	8,458	8,528
1-Month LIBOR + 0.65%, 0.75% (A), 02/25/2024	13,886	13,929
1-Month LIBOR + 0.90%, 1.00% (A), 03/25/2038	76,185	78,030
1-Month LIBOR + 1.25%, 1.35% (A), 07/25/2023	21,454	21,588
3.00%, 05/25/2026 - 01/25/2046	551,178	575,133
3.50%, 04/25/2031	451,979	479,443
4.00%, 05/25/2033	73,522	79,769
5.00%, 10/25/2025	25,320	26,421
5.25%, 05/25/2039	20,326	21,868
5.50%, 03/25/2023 - 07/25/2040	239,048	263,737
6.00%, 03/25/2029	10,143	11,230
6.50%, 01/25/2032 - 07/25/2036	49,266	57,338
7.00%, 11/25/2041	38,034	44,996
(3.50) * 1-Month LIBOR + 23.10%, 22.74% (A), 06/25/2035	1,111	1,128
Federal National Mortgage Association REMIC, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 6.53%, 6.43% (A), 01/25/2041	165,288	34,323
(1.00) * 1-Month LIBOR + 6.60%, 6.50% (A), 08/25/2035 - 06/25/2036	176,867	31,194
(1.00) * 1-Month LIBOR + 6.70%, 6.60% (A), 03/25/2036	165,570	32,243

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2034 - 12/25/2043	$ 672,297	$ 595,953
Federal National Mortgage Association, Interest Only STRIPS
1.99%, 11/25/2028	1,941,856	216,405
2.00% (A), 11/25/2033	3,442,365	442,181
2.02% (A), 07/25/2030	2,787,358	334,257
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 08/25/2032	13,488	12,804
FREMF Mortgage Trust
3.58% (A), 11/25/2049 (B)	491,000	516,098
3.67% (A), 01/25/2048 (B)	2,300,000	2,416,746
3.67% (A), 01/25/2048 (B)	1,000,000	1,035,409
3.83% (A), 11/25/2047 (B)	1,000,000	1,050,310
3.87% (A), 07/25/2049 (B)	440,000	453,711
3.94% (A), 06/25/2049 (B)	1,608,000	1,729,540
4.07% (A), 11/25/2047 (B)	455,000	477,905
FREMF Trust Series 2018-W5FX, Class BFX, 3.66% (A), 04/25/2028 (B)	1,441,000	1,494,642
Government National Mortgage Association
1-Month LIBOR + 0.34%, 0.42% (A), 12/20/2062	320,435	320,088
1-Month LIBOR + 0.41%, 0.49% (A), 03/20/2063	160,304	160,377
1-Month LIBOR + 0.45%, 0.53% (A), 03/20/2060 - 02/20/2063	342,828	343,229
1-Month LIBOR + 0.47%, 0.55% (A), 03/20/2063 - 08/20/2065	598,128	599,499
1-Month LIBOR + 0.48%, 0.56% (A), 04/20/2063	348,871	349,355
1-Month LIBOR + 0.50%, 0.58% (A), 07/20/2064	1,065,333	1,069,294
1-Month LIBOR + 0.52%, 0.60% (A), 10/20/2062 - 09/20/2065	535,725	537,708
1-Month LIBOR + 0.55%, 0.63% (A), 04/20/2062 - 07/20/2062	1,004	1,007
1-Month LIBOR + 0.56%, 0.64% (A), 03/20/2067	913,422	918,762
1-Month LIBOR + 0.58%, 0.66% (A), 05/20/2066	177,242	177,650
1-Month LIBOR + 0.60%, 0.68% (A), 04/20/2064	943,064	947,809
1-Month LIBOR + 0.65%, 0.73% (A), 05/20/2061 - 03/20/2064	778,409	782,009
1-Month LIBOR + 0.69%, 0.77% (A), 02/20/2064	448,479	452,701
1-Month LIBOR + 1.00%, 1.08% (A), 12/20/2066	319,862	325,899
1.65%, 01/20/2063 - 04/20/2063	22,714	22,830
1-Year CMT + 1.84%, 1.92% (A), 08/20/2071	1,397,954	1,518,893
2.50%, 10/20/2051 - 12/20/2051	10,410,341	10,680,183
2.94% (A), 10/20/2070	946,363	975,128
3.50%, 11/20/2049 - 03/20/2051	1,907,287	2,027,370
3.50%, 01/20/2052 (J)	2,950,000	3,098,802
3.97% (A), 11/16/2042	91,748	100,128

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
4.00%, 09/16/2025	$ 420,174	$ 436,866
4.25%, 12/20/2044	514,625	554,095
4.50%, 05/20/2048 - 11/20/2049	1,881,621	2,026,490
4.58% (A), 10/20/2041	229,920	251,337
4.88% (A), 11/20/2042	253,624	283,279
5.00%, 04/20/2041	255,408	328,036
5.21% (A), 07/20/2060	1,093	1,140
5.50%, 01/16/2033 - 07/20/2037	331,874	362,862
5.88% (A), 12/20/2038	57,252	65,404
6.00%, 02/15/2024 - 09/20/2038	105,652	114,817
(3.50) * 1-Month LIBOR + 23.28%, 22.91% (A), 04/20/2037	23,803	32,258
Government National Mortgage Association, Interest Only STRIPS
1.68% (A), 06/20/2067	2,034,494	137,125
(1.00) * 1-Month LIBOR + 6.60%, 6.50% (A), 05/20/2041	52,563	7,045
7.50%, 04/20/2031	906	84
Government National Mortgage Association, Principal Only STRIPS Zero Coupon, 01/20/2038	7,116	6,709
Resolution Funding Corp., Principal Only STRIPS Zero Coupon, 04/15/2030	400,000	346,177
Seasoned Loans Structured Transaction Trust Series 2018-1, Class A1, 3.50%, 06/25/2028	3,381,932	3,475,699
Tennessee Valley Authority
4.25%, 09/15/2065	264,000	387,140
4.63%, 09/15/2060	155,000	238,355
5.88%, 04/01/2036	874,000	1,276,206
Tennessee Valley Authority, Principal Only STRIPS Zero Coupon, 07/15/2028	1,000,000	893,757
Uniform Mortgage-Backed Security
2.00%, TBA (J)	2,300,000	2,294,070
3.00%, TBA (J)	1,100,000	1,140,090

Total U.S. Government Agency Obligations (Cost $149,389,915)		152,448,317

U.S. GOVERNMENT OBLIGATIONS - 27.0%
U.S. Treasury - 26.9%
U.S. Treasury Bond
1.13%, 05/15/2040	17,915,000	15,751,904
1.25%, 05/15/2050	6,810,000	5,810,845
1.38%, 11/15/2040 - 08/15/2050	14,490,000	12,825,077
1.63%, 11/15/2050	1,140,000	1,067,102
1.75%, 08/15/2041	4,060,000	3,948,984
1.88%, 02/15/2041 - 02/15/2051	3,550,000	3,528,236
1.88%, 11/15/2051 (F)	4,780,000	4,764,316
2.00%, 11/15/2041 - 02/15/2050	6,412,000	6,523,001
2.25%, 05/15/2041	4,280,000	4,509,381
2.38%, 11/15/2049 - 05/15/2051	2,585,000	2,865,925
2.50%, 02/15/2045	840,000	927,183
2.88%, 05/15/2043 - 05/15/2049	6,766,000	8,066,246
3.13%, 02/15/2043 - 05/15/2048 (F)	1,954,000	2,386,184

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
3.75%, 08/15/2041	$ 2,100,000	$ 2,750,754
3.88%, 08/15/2040	1,225,000	1,619,010
4.38%, 05/15/2040	250,000	350,859
4.63%, 02/15/2040	9,170,000	13,204,800
U.S. Treasury Bond, Principal Only STRIPS
08/15/2022 - 02/15/2035 (F)	10,848,000	10,634,526
11/15/2022 - 05/15/2025	8,344,000	8,242,778
U.S. Treasury Note
0.13%, 09/30/2022	10,000,000	9,986,719
0.25%, 09/30/2023 (F)	14,220,000	14,121,127
0.38%, 11/30/2025 - 01/31/2026	7,130,000	6,917,467
0.50%, 02/28/2026	17,795,000	17,297,991
0.63%, 10/15/2024 (F)	63,880,000	63,375,947
0.63%, 08/15/2030	925,000	863,574
0.75%, 04/30/2026	330,000	323,632
0.88%, 06/30/2026	1,993,000	1,962,482
1.13%, 10/31/2026 (F)	68,140,000	67,730,096
1.25%, 03/31/2028 - 08/15/2031 (F)	5,799,000	5,747,179
1.25%, 04/30/2028 - 06/30/2028	7,585,000	7,518,443
1.38%, 01/31/2022 (K)	12,241,000	12,253,197
1.38%, 10/31/2028	34,110,000	34,003,406
1.50%, 11/30/2028	3,760,000	3,778,650
1.63%, 08/15/2022 - 05/15/2031	10,939,400	11,125,214
1.75%, 09/30/2022 (K)	500,000	505,332
1.75%, 12/31/2026 (F)	130,000	133,138
2.00%, 06/30/2024	161,000	165,528
2.00%, 08/15/2025 - 11/15/2026 (F)	945,000	975,797
2.13%, 06/30/2022 - 02/29/2024	2,705,000	2,773,300
2.25%, 11/15/2024 - 02/15/2027 (F)	482,000	502,172
2.50%, 08/15/2023 - 02/28/2026	11,671,000	12,115,925
2.75%, 05/31/2023 - 02/15/2024	1,809,000	1,882,145
2.88%, 04/30/2025 - 05/15/2028	530,000	572,534

		386,408,106

U.S. Treasury Inflation-Protected Securities - 0.1%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	64,396	82,345
U.S. Treasury Inflation-Indexed Note 0.13%, 01/15/2022	1,291,347	1,294,018

		1,376,363

Total U.S. Government Obligations (Cost $387,573,535)		387,784,469

	Shares	Value
COMMON STOCKS - 21.1%
Australia - 0.1%
BHP Group Ltd. (F)	54,374	1,641,732

Austria - 0.1%
Erste Group Bank AG	21,283	997,755

Belgium - 0.1%
KBC Group NV	24,408	2,096,920

Canada - 0.0% (G)
Ritchie Bros Auctioneers, Inc.	4,184	256,103
TC Energy Corp. (F)	6,751	313,974

		570,077

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
China - 0.1%
Tencent Holdings Ltd.	12,800	$ 749,856

Denmark - 0.7%
Carlsberg AS, Class B	12,046	2,079,714
Coloplast A/S, Class B	4,388	772,618
Genmab A/S (L)	1,555	620,683
Novo Nordisk A/S, Class B	46,704	5,246,067
Orsted AS (B)	4,796	614,210

		9,333,292

Finland - 0.1%
Kone OYJ, Class B	14,161	1,016,175
Nordea Bank Abp	36,894	450,053

		1,466,228

France - 1.7%
Airbus SE (L)	12,904	1,650,703
AXA SA	40,783	1,215,807
BNP Paribas SA	17,637	1,220,245
Capgemini SE	9,397	2,305,523
Kering SA	1,678	1,350,463
L’Oreal SA	3,658	1,736,443
LVMH Moet Hennessy Louis Vuitton SE	4,385	3,629,417
Pernod Ricard SA	5,153	1,240,805
Safran SA	16,349	2,003,911
Schneider Electric SE	9,805	1,925,169
Societe Generale SA	35,669	1,226,599
TotalEnergies SE	49,229	2,501,387
Vinci SA	28,576	3,022,712

		25,029,184

Germany - 0.8%
adidas AG	9,354	2,693,440
Allianz SE	13,097	3,089,040
Delivery Hero SE (B) (L)	7,391	818,114
Deutsche Boerse AG	5,654	944,073
Deutsche Post AG	12,283	790,052
Muenchener Rueckversicherungs-Gesellschaft AG	2,925	863,485
RWE AG	44,000	1,782,728
Symrise AG	7,950	1,175,762

		12,156,694

Hong Kong - 0.2%
AIA Group Ltd.	159,200	1,604,750
Hong Kong Exchanges & Clearing Ltd.	18,700	1,092,136

		2,696,886

India - 0.1%
HDFC Bank Ltd., ADR	20,672	1,345,127

Ireland - 0.4%
Jazz Pharmaceuticals PLC (L)	2,963	377,486
Linde PLC (L)	4,399	1,526,486
Ryanair Holdings PLC, ADR (L)	7,710	788,965
Trane Technologies PLC	12,568	2,539,113

		5,232,050

Israel - 0.1%
SolarEdge Technologies, Inc. (L)	2,556	717,137

Italy - 0.1%
UniCredit SpA	124,408	1,912,318

	Shares	Value
COMMON STOCKS (continued)
Japan - 1.3%
Daikin Industries Ltd.	5,300	$ 1,200,552
FANUC Corp.	3,500	743,967
Honda Motor Co. Ltd.	23,400	665,747
Hoya Corp.	11,300	1,676,826
Keyence Corp.	3,600	2,263,529
Kubota Corp.	42,900	953,926
Kyowa Kirin Co. Ltd.	28,500	777,072
Makita Corp.	17,900	759,849
Nidec Corp.	10,000	1,182,943
Recruit Holdings Co. Ltd.	18,500	1,125,830
Shin-Etsu Chemical Co. Ltd.	6,600	1,145,597
SMC Corp.	2,000	1,351,716
Sony Group Corp.	16,600	2,096,218
Sysmex Corp.	6,400	863,882
Tokyo Electron Ltd.	2,400	1,381,374

		18,189,028

Mexico - 0.1%
Wal-Mart de Mexico SAB de CV	317,772	1,182,906

Netherlands - 0.5%
Adyen NV (B) (L)	345	907,917
ASML Holding NV	3,542	2,849,814
ING Groep NV	68,637	956,629
NXP Semiconductors NV	10,262	2,337,478
Stellantis NV	33,140	625,636

		7,677,474

Republic of Korea - 0.2%
Samsung Electronics Co. Ltd.	14,619	960,102
Samsung Electronics Co. Ltd., GDR	767	1,264,783

		2,224,885

Russian Federation - 0.0% (G)
Sberbank of Russia PJSC, ADR	18,011	283,673

Singapore - 0.3%
DBS Group Holdings Ltd.	129,600	3,140,944
Sea Ltd., ADR (L)	2,971	664,642

		3,805,586

Spain - 0.2%
Iberdrola SA	158,614	1,877,986
Industria de Diseno Textil SA	28,222	910,160

		2,788,146

Sweden - 0.4%
Assa Abloy AB, B Shares	34,743	1,059,000
Atlas Copco AB, A Shares	19,795	1,367,851
Svenska Handelsbanken AB, A Shares	108,520	1,172,878
Volvo AB, B Shares	106,188	2,455,755

		6,055,484

Switzerland - 0.5%
Garmin Ltd.	3,067	417,633
Lonza Group AG	1,884	1,568,596
Nestle SA	23,957	3,344,811
SGS SA	326	1,086,785
Straumann Holding AG	359	759,138
Zurich Insurance Group AG	1,322	579,141

		7,756,104

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Taiwan - 0.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	14,345	$ 1,725,847

United Kingdom - 1.1%
Anglo American PLC	28,321	1,156,150
BP PLC	145,407	650,476
Diageo PLC	37,508	2,049,035
Ferguson PLC	9,855	1,748,107
GlaxoSmithKline PLC	66,116	1,437,767
IHS Markit Ltd.	3,802	505,362
Legal & General Group PLC	201,615	811,865
London Stock Exchange Group PLC	7,858	737,088
Persimmon PLC	28,671	1,108,346
Prudential PLC	58,871	1,015,583
RELX PLC	41,453	1,345,979
Rio Tinto PLC	26,285	1,740,479
Smith & Nephew PLC	39,611	693,516
Taylor Wimpey PLC	177,164	420,850

		15,420,603

United States - 11.8%
AbbVie, Inc.	15,499	2,098,565
Advanced Micro Devices, Inc. (L)	11,046	1,589,519
Airbnb, Inc., Class A (L)	1,047	174,315
Alaska Air Group, Inc. (L)	4,632	241,327
Allegro MicroSystems, Inc. (L)	5,377	194,540
Alnylam Pharmaceuticals, Inc. (L)	2,750	466,345
Alphabet, Inc., Class C (L)	2,492	7,210,826
Amazon.com, Inc. (L)	2,433	8,112,449
American Campus Communities, Inc., REIT	6,816	390,489
AMETEK, Inc.	4,054	596,100
Analog Devices, Inc.	7,776	1,366,788
Apple, Inc.	48,107	8,542,360
AptarGroup, Inc.	3,911	479,019
Arista Networks, Inc. (L)	2,710	389,563
Aspen Technology, Inc. (L)	1,113	169,399
Atmos Energy Corp.	3,955	414,365
Axalta Coating Systems Ltd. (L)	11,472	379,953
BJ’s Wholesale Club Holdings, Inc. (L)	8,545	572,259
Black Knight, Inc. (L)	6,022	499,164
BlackRock, Inc.	597	546,589
Blackstone, Inc.	6,832	883,992
Booking Holdings, Inc. (L)	749	1,797,023
Boston Scientific Corp. (L)	44,019	1,869,927
Bright Horizons Family Solutions, Inc. (L)	6,381	803,240
Bristol-Myers Squibb Co.	23,773	1,482,247
Broadridge Financial Solutions, Inc.	2,377	434,563
Brunswick Corp.	5,125	516,241
Bumble, Inc., Class A (L)	7,599	257,302
Burlington Stores, Inc. (L)	1,421	414,236
CarMax, Inc. (L)	2,669	347,584
Carter’s, Inc.	2,250	227,745
Casey’s General Stores, Inc.	1,648	325,233
Catalent, Inc. (L)	8,137	1,041,780
CenterPoint Energy, Inc.	14,127	394,285
Ceridian HCM Holding, Inc. (L)	3,749	391,621
Certara, Inc. (L)	8,132	231,111
Charles Schwab Corp.	10,376	872,622
Charter Communications, Inc., Class A (L)	1,936	1,262,214

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Chemed Corp.	816	$ 431,697
Chevron Corp.	8,822	1,035,262
Clearwater Analytics Holdings, Inc., Class A (L)	7,138	164,031
CMC Materials, Inc.	2,063	395,456
Coca-Cola Co.	32,091	1,900,108
Cognex Corp.	4,987	387,789
Comcast Corp., Class A	23,559	1,185,724
Commerce Bancshares, Inc.	3,953	271,729
Confluent, Inc., Class A (L)	4,783	364,656
ConocoPhillips	11,894	858,509
Constellation Brands, Inc., Class A	6,288	1,578,099
Cooper Cos., Inc.	1,199	502,309
Copart, Inc. (L)	4,421	670,312
Crowdstrike Holdings, Inc., Class A (L)	1,517	310,606
Crown Holdings, Inc.	3,381	374,006
CubeSmart, REIT	7,198	409,638
Cullen / Frost Bankers, Inc.	2,417	304,711
Cushman & Wakefield PLC (F) (L)	12,971	288,475
Deere & Co.	2,363	810,249
Definitive Healthcare Corp. (L)	4,915	134,327
DexCom, Inc. (L)	1,180	633,601
Discover Financial Services	2,397	276,997
Douglas Dynamics, Inc.	3,589	140,186
DraftKings, Inc., Class A (F) (L)	8,311	228,303
Driven Brands Holdings, Inc. (L)	8,972	301,639
EastGroup Properties, Inc., REIT	2,037	464,130
Eastman Chemical Co.	10,356	1,252,144
Eaton Corp. PLC	7,673	1,326,048
Encompass Health Corp.	6,312	411,921
Entegris, Inc.	5,040	698,443
Envestnet, Inc. (L)	3,372	267,534
EOG Resources, Inc.	6,632	589,121
Equifax, Inc.	2,216	648,823
Estee Lauder Cos., Inc., Class A	1,692	626,378
Exact Sciences Corp. (L)	3,122	242,985
Exelixis, Inc. (L)	13,033	238,243
FactSet Research Systems, Inc.	925	449,559
FedEx Corp.	2,376	614,529
First Horizon Corp.	25,625	418,456
First Republic Bank	2,644	546,012
Focus Financial Partners, Inc., Class A (L)	6,521	389,434
Fortune Brands Home & Security, Inc.	9,795	1,047,085
Freeport-McMoRan, Inc.	12,517	522,334
Generac Holdings, Inc. (L)	3,106	1,093,064
Global Payments, Inc.	3,394	458,801
Guidewire Software, Inc. (L)	3,093	351,148
Hayward Holdings, Inc. (L)	8,680	227,676
HealthEquity, Inc. (L)	4,763	210,715
Hillman Solutions Corp. (F) (L)	21,510	231,233
Home Depot, Inc.	3,469	1,439,670
Horizon Therapeutics PLC (L)	6,164	664,233
HubSpot, Inc. (L)	934	615,646
IAA, Inc. (L)	7,383	373,727
ICU Medical, Inc. (L)	1,434	340,346
IDEX Corp.	1,583	374,095
Ingersoll Rand, Inc.	31,415	1,943,646
Insulet Corp. (L)	828	220,306
Intuit, Inc.	741	476,626

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Intuitive Surgical, Inc. (L)	2,099	$ 754,171
Jack Henry & Associates, Inc.	1,625	271,359
Keysight Technologies, Inc. (L)	3,261	673,429
Kinsale Capital Group, Inc.	2,370	563,799
Knight-Swift Transportation Holdings, Inc.	6,738	410,614
Lam Research Corp.	1,475	1,060,746
Lamb Weston Holdings, Inc.	6,030	382,181
Landstar System, Inc.	2,059	368,602
Lennox International, Inc.	937	303,925
Lincoln Electric Holdings, Inc.	4,021	560,809
LKQ Corp.	10,325	619,810
LPL Financial Holdings, Inc.	3,813	610,423
Lyft, Inc., Class A (L)	52,349	2,236,873
Mastercard, Inc., Class A	10,248	3,682,311
Match Group, Inc. (L)	2,713	358,794
McDonald’s Corp.	9,185	2,462,223
McKesson Corp.	2,254	560,277
Meta Platforms, Inc., Class A (L)	4,515	1,518,620
Mettler-Toledo International, Inc. (L)	305	517,649
Microsoft Corp.	29,490	9,918,077
Mid-America Apartment Communities, Inc., REIT	1,877	430,659
Moelis & Co., Class A	4,915	307,237
Molina Healthcare, Inc. (L)	2,021	642,840
MongoDB, Inc. (L)	972	514,528
MSA Safety, Inc.	2,514	379,513
Natera, Inc. (L)	3,291	307,346
National Retail Properties, Inc., REIT	8,550	410,999
National Vision Holdings, Inc. (L)	5,438	260,970
nCino, Inc. (L)	3,837	210,498
NextEra Energy, Inc.	14,543	1,357,734
NIKE, Inc., Class B	5,061	843,517
Nordson Corp.	1,712	437,022
Norfolk Southern Corp.	4,123	1,227,458
NVIDIA Corp.	6,655	1,957,302
O’Reilly Automotive, Inc. (L)	1,895	1,338,306
Old Dominion Freight Line, Inc.	1,684	603,512
Ortho Clinical Diagnostics Holdings PLC, Class H (L)	14,051	300,551
Outfront Media, Inc., REIT	11,306	303,227
Pactiv Evergreen, Inc.	9,278	117,645
Palo Alto Networks, Inc. (L)	1,163	647,512
PayPal Holdings, Inc. (L)	3,627	683,980
Performance Food Group Co. (L)	10,208	468,445
Planet Fitness, Inc., Class A (L)	4,075	369,114
Pool Corp.	1,103	624,298
Power Integrations, Inc.	2,841	263,900
Procter & Gamble Co.	10,462	1,711,374
Progressive Corp.	19,390	1,990,383
Prologis, Inc., REIT	5,867	987,768
PTC, Inc. (L)	1,907	231,033
Q2 Holdings, Inc. (L)	4,467	354,858
QUALCOMM, Inc.	6,756	1,235,470
Quanta Services, Inc.	6,656	763,177
RBC Bearings, Inc. (L)	1,875	378,694
Regeneron Pharmaceuticals, Inc. (L)	3,166	1,999,392
Reynolds Consumer Products, Inc.	10,549	331,239

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Rivian Automotive, Inc., Class A (L)	1,634	$ 169,429
RLI Corp.	4,026	451,315
ROBLOX Corp., Class A (L)	2,822	291,118
Roku, Inc. (L)	1,978	451,380
Royal Caribbean Cruises Ltd. (L)	6,384	490,930
Royalty Pharma PLC, Class A	6,306	251,294
S&P Global, Inc.	1,051	495,998
Seagate Technology Holdings PLC	5,878	664,096
ServiceNow, Inc. (L)	891	578,357
ServisFirst Bancshares, Inc.	4,443	377,388
Signature Bank	2,977	962,970
Snap, Inc., Class A (L)	7,822	367,869
Snap-on, Inc.	1,293	278,486
Southwest Airlines Co. (L)	14,017	600,488
SS&C Technologies Holdings, Inc.	6,773	555,251
Stanley Black & Decker, Inc.	3,146	593,399
State Street Corp.	14,404	1,339,572
StepStone Group, Inc., Class A	8,738	363,239
Stericycle, Inc. (L)	5,745	342,632
STERIS PLC	2,056	500,451
Sun Communities, Inc., REIT	3,234	679,043
SVB Financial Group (L)	1,229	833,557
Syneos Health, Inc. (L)	5,065	520,074
Synopsys, Inc. (L)	1,707	629,030
T-Mobile US, Inc. (L)	7,459	865,095
Teradyne, Inc.	2,864	468,350
Tesla, Inc. (L)	3,152	3,330,971
Texas Instruments, Inc.	5,456	1,028,292
Thermo Fisher Scientific, Inc.	2,380	1,588,031
Thor Industries, Inc.	3,176	329,574
Toro Co.	6,419	641,322
TransUnion	3,803	450,960
Truist Financial Corp.	15,065	882,056
Tyler Technologies, Inc. (L)	713	383,558
UnitedHealth Group, Inc.	6,376	3,201,645
Vail Resorts, Inc.	1,146	375,773
Vertex Pharmaceuticals, Inc. (L)	2,620	575,352
Waste Connections, Inc.	4,789	652,597
Wells Fargo & Co.	24,676	1,183,954
Wendy’s Co.	15,453	368,554
West Pharmaceutical Services, Inc.	1,015	476,045
Western Alliance Bancorp	4,301	463,003
WEX, Inc. (L)	3,399	477,186
WillScot Mobile Mini Holdings Corp. (L)	17,309	706,900
Wolfspeed, Inc. (F) (L)	3,334	372,641
Woodward, Inc.	3,454	378,075
Workday, Inc., Class A (L)	3,021	825,277
Zebra Technologies Corp., Class A (L)	1,015	604,128
Zimmer Biomet Holdings, Inc.	12,023	1,527,402
Zscaler, Inc. (L)	1,342	431,225

		169,920,955

Total Common Stocks (Cost $260,981,822)		302,975,947

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
PREFERRED STOCK - 0.1%
Germany - 0.1%
Volkswagen AG, 2.74% (M)	8,871	$ 1,782,034

Total Preferred Stock (Cost $1,736,635)		1,782,034

INVESTMENT COMPANIES - 4.9%
United States - 4.9%
JPMorgan High Yield Fund	107,144	777,868
JPMorgan Value Advantage Fund	1,729,231	68,892,582

Total Investment Companies (Cost $58,738,705)		69,670,450

MASTER LIMITED PARTNERSHIP - 0.0% (G)
United States - 0.0% (G)
Lazard Ltd., Class A	6,874	299,913

Total Master Limited Partnership (Cost $227,939)		299,913

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.1%
U.S. Treasury Bill
0.04% (M), 02/10/2022 (K)	$430,000	429,985
0.05% (M), 02/10/2022 (K)	35,000	34,999
0.05% (M), 03/31/2022 (K)	175,000	174,978
0.12% (M), 10/06/2022	30,000,000	29,941,062

Total Short-Term U.S. Government Obligations (Cost $30,612,618)		30,581,024

	Shares	Value
OTHER INVESTMENT COMPANY - 5.6%
Securities Lending Collateral - 5.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (M)	81,050,696	$ 81,050,696

Total Other Investment Company (Cost $81,050,696)		81,050,696

	Principal	Value
REPURCHASE AGREEMENT - 7.8%
Fixed Income Clearing Corp., 0.00% (M), dated 12/31/2021, to be repurchased at $111,521,496 on 01/03/2022. Collateralized by U.S. Government Obligations, 1.38% - 3.13%, due 11/15/2028 - 12/31/2028, and with a total value of $113,752,094.	$111,521,496	111,521,496

Total Repurchase Agreement (Cost $111,521,496)		111,521,496

Total Investments (Cost $1,468,064,308)		1,524,473,946
Net Other Assets (Liabilities) - (6.1)%		(87,680,788)

Net Assets - 100.0%		$1,436,793,158

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	229	03/31/2022	$50,013,548	$49,961,360	$—	$(52,188)
30-Year U.S. Treasury Bond	90	03/22/2022	14,324,091	14,439,375	115,284	—
E-Mini Russell 1000® Index	460	03/18/2022	36,900,984	37,959,200	1,058,216	—
EURO STOXX 50® Index	222	03/18/2022	10,456,405	10,836,524	380,119	—
S&P 500® E-Mini Index	249	03/18/2022	58,006,898	59,243,325	1,236,427	—
TOPIX Index	121	03/10/2022	20,933,589	20,953,838	20,249	—
U.S. Treasury Ultra Bond	48	03/22/2022	9,386,042	9,462,000	75,958	—

Total					$2,886,253	$(52,188)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(355)	03/31/2022	$(43,001,143)	$(42,946,680)	$54,463	$—
10-Year U.S. Treasury Note	(1,007)	03/22/2022	(130,340,902)	(131,382,031)	—	(1,041,129)
10-Year U.S. Treasury Ultra Note	(37)	03/22/2022	(5,375,410)	(5,418,188)	—	(42,778)
E-Mini Russell 2000® Index	(64)	03/18/2022	(6,964,388)	(7,176,960)	—	(212,572)
MSCI EAFE Index	(187)	03/18/2022	(21,080,753)	(21,708,830)	—	(628,077)
S&P Midcap 400® E-Mini Index	(79)	03/18/2022	(21,677,385)	(22,417,830)	—	(740,445)

Total					$54,463	$(2,665,001)

Total Futures Contracts					$2,940,716	$(2,717,189)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Obligations	25.4%	$387,784,469
U.S. Government Agency Obligations	10.0	152,448,317
Banks	5.6	85,072,375
U.S. Equity Funds	4.5	68,892,582
Asset-Backed Securities	3.2	48,952,437
Capital Markets	2.4	35,938,184
Oil, Gas & Consumable Fuels	2.2	33,297,196
Electric Utilities	2.1	31,691,520
Mortgage-Backed Securities	1.8	27,942,424
Semiconductors & Semiconductor Equipment	1.7	25,894,517
Software	1.6	23,804,408
Health Care Providers & Services	1.1	17,045,506
Pharmaceuticals	1.1	16,933,090
Technology Hardware, Storage & Peripherals	1.0	15,969,359
Machinery	1.0	15,416,455
Insurance	1.0	15,288,063
Biotechnology	1.0	14,709,092
Beverages	1.0	14,688,419
Road & Rail	1.0	14,490,341
IT Services	0.9	14,123,531
Health Care Equipment & Supplies	0.8	11,896,310
Equity Real Estate Investment Trusts	0.8	11,648,330
Aerospace & Defense	0.8	11,478,786
Media	0.7	10,870,723
Interactive Media & Services	0.7	10,763,825
Diversified Telecommunication Services	0.7	10,602,688
Internet & Direct Marketing Retail	0.7	10,376,367
Metals & Mining	0.7	10,239,104
Textiles, Apparel & Luxury Goods	0.6	8,744,582
Automobiles	0.5	8,322,954
Chemicals	0.5	7,154,983
Hotels, Restaurants & Leisure	0.5	7,011,585
Multi-Utilities	0.5	6,937,840
Specialty Retail	0.4	6,498,103
Electrical Equipment	0.4	6,374,018
Tobacco	0.4	6,213,264
Building Products	0.4	6,149,675
Professional Services	0.4	5,989,432
Household Durables	0.4	5,940,166
Foreign Government Obligations	0.3	5,234,627
Consumer Finance	0.3	5,121,359
Food Products	0.3	5,054,459
Entertainment	0.3	5,036,221
Wireless Telecommunication Services	0.3	5,020,948
Diversified Financial Services	0.3	4,997,785
Life Sciences Tools & Services	0.3	4,868,673
Construction & Engineering	0.3	4,492,789
Food & Staples Retailing	0.3	4,144,006
Airlines	0.3	4,036,147
Electronic Equipment, Instruments & Components	0.3	3,928,875
Commercial Services & Supplies	0.2	3,520,679
Trading Companies & Distributors	0.2	3,282,407
Independent Power & Renewable Electricity Producers	0.2	2,406,430
Personal Products	0.2	2,362,821
Diversified Consumer Services	0.1	2,212,330
Household Products	0.1	2,042,613
Gas Utilities	0.1	1,684,987

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Air Freight & Logistics	0.1%		$1,609,460
Distributors	0.1		1,244,108
Containers & Packaging	0.1		970,670
Auto Components	0.1		833,196
U.S. Fixed Income Funds	0.1		777,868
Leisure Products	0.0	(G)	743,917
Industrial Conglomerates	0.0	(G)	589,207
Communications Equipment	0.0	(G)	389,563
Health Care Technology	0.0	(G)	365,438
Real Estate Management & Development	0.0	(G)	288,475
Transportation Infrastructure	0.0	(G)	200,294
Energy Equipment & Services	0.0	(G)	183,774
Water Utilities	0.0	(G)	81,584

Investments	85.4		1,301,320,730
Short-Term Investments	14.6		223,153,216

Total Investments	100.0%		$1,524,473,946

INVESTMENT VALUATION:

Valuation Inputs (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$47,952,437	$1,000,000	$48,952,437
Corporate Debt Securities	—	304,230,112	—	304,230,112
Foreign Government Obligations	—	5,234,627	—	5,234,627
Mortgage-Backed Securities	—	27,942,424	—	27,942,424
U.S. Government Agency Obligations	—	152,448,317	—	152,448,317
U.S. Government Obligations	—	387,784,469	—	387,784,469
Common Stocks	184,641,184	118,334,763	—	302,975,947
Preferred Stock	—	1,782,034	—	1,782,034
Investment Companies	69,670,450	—	—	69,670,450
Master Limited Partnership	299,913	—	—	299,913
Short-Term U.S. Government Obligations	—	30,581,024	—	30,581,024
Other Investment Company	81,050,696	—	—	81,050,696
Repurchase Agreement	—	111,521,496	—	111,521,496

Total Investments	$335,662,243	$1,187,811,703	$1,000,000	$1,524,473,946

Other Financial Instruments
Futures Contracts (P)	$2,940,716	$—	$—	$2,940,716

Total Other Financial Instruments	$2,940,716	$—	$—	$2,940,716

LIABILITIES
Other Financial Instruments
Futures Contracts (P)	$(2,717,189)	$—	$—	$(2,717,189)

Total Other Financial Instruments	$(2,717,189)	$—	$—	$(2,717,189)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Mortgage-Backed Securities (C)	$—	$—	$—	$992,099

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $132,082,304, representing 9.2% of the Portfolio’s net assets.
(C)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period the security utilized significant unobservable inputs.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2021, the total value of securities is $2,073,978, representing 0.1% of the Portfolio’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $95,853,693, collateralized by cash collateral of $81,050,696 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $16,840,178. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Rounds to less than $1 or $(1).
(J)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(K)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $9,284,691.
(L)	Non-income producing securities.
(M)	Rates disclosed reflect the yields at December 31, 2021.
(N)	The Portfolio recognizes transfers in and out of Level 3 as of December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(O)	Level 3 securities were not considered significant to the Portfolio.
(P)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
EAFE	Europe, Australasia and Far East
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
STOXX	Deutsche Börse Group & SIX Group Index
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $1,356,542,812) (including securities loaned of $95,853,693)	$1,412,952,450
Repurchase agreement, at value (cost $111,521,496)	111,521,496
Cash	182,755
Foreign currency, at value (cost $166,341)	161,986
Receivables and other assets:
Investments sold	1,966,747
Net income from securities lending	4,254
Shares of beneficial interest sold	1,157
Dividends	110,413
Interest	4,147,531
Tax reclaims	261,915
Variation margin receivable on futures contracts	1,625,431
Litigation	666

Total assets	1,532,936,801

Liabilities:
Cash collateral received upon return of:
Securities on loan	81,050,696
Payables and other liabilities:
Investments purchased	5,161,185
When-issued, delayed-delivery, forward and TBA commitments purchased	7,860,927
Shares of beneficial interest redeemed	326,167
Investment management fees	853,592
Distribution and service fees	286,979
Transfer agent costs	3,191
Trustees, CCO and deferred compensation fees	13,833
Audit and tax fees	46,110
Custody fees	157,494
Legal fees	7,040
Printing and shareholder reports fees	350,505
Other accrued expenses	25,924

Total liabilities	96,143,643

Net assets	$1,436,793,158

Net assets consist of:
Capital stock ($0.01 par value)	$871,748
Additional paid-in capital	1,239,894,462
Total distributable earnings (accumulated losses)	196,026,948

Net assets	$1,436,793,158

Net assets by class:
Initial Class	$81,871,169
Service Class	1,354,921,989

Shares outstanding:
Initial Class	5,247,423
Service Class	81,927,406

Net asset value and offering price per share:
Initial Class	$15.60
Service Class	16.54

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$8,910,179
Interest income	23,124,266
Net income from securities lending	78,691
Withholding taxes on foreign income	(339,604)

Total investment income	31,773,532

Expenses:
Investment management fees	10,286,755
Distribution and service fees:
Service Class	3,460,823
Transfer agent costs	20,019
Trustees, CCO and deferred compensation fees	58,074
Audit and tax fees	70,920
Custody fees	443,935
Legal fees	85,729
Printing and shareholder reports fees	238,917
Other	123,782

Total expenses	14,788,954

Net investment income (loss)	16,984,578

Net realized gain (loss) on:
Investments	108,795,031
Capital gain distributions received from affiliated investment	6,637,056
Futures contracts	14,089,859
Forward foreign currency contracts	(8,744)
Foreign currency transactions	(91,404)

Net realized gain (loss)	129,421,798

Net change in unrealized appreciation (depreciation) on:
Investments	(79,827,715)
Futures contracts	231,864
Translation of assets and liabilities denominated in foreign currencies	(156,890)

Net change in unrealized appreciation (depreciation)	(79,752,741)

Net realized and change in unrealized gain (loss)	49,669,057

Net increase (decrease) in net assets resulting from operations	$66,653,635

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$16,984,578	$21,396,965
Net realized gain (loss)	129,421,798	80,423,159
Net change in unrealized appreciation (depreciation)	(79,752,741)	58,246,074

Net increase (decrease) in net assets resulting from operations	66,653,635	160,066,198

Dividends and/or distributions to shareholders:
Initial Class	(6,450,229)	(3,868,893)
Service Class	(100,202,510)	(58,211,497)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(106,652,739)	(62,080,390)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,167,008	2,967,780
Service Class	30,091,179	27,289,704

	36,258,187	30,257,484

Dividends and/or distributions reinvested:
Initial Class	6,450,229	3,868,893
Service Class	100,202,510	58,211,497

	106,652,739	62,080,390

Cost of shares redeemed:
Initial Class	(11,314,187)	(8,563,631)
Service Class	(130,166,062)	(94,216,210)

	(141,480,249)	(102,779,841)

Net increase (decrease) in net assets resulting from capital share transactions	1,430,677	(10,441,967)

Net increase (decrease) in net assets	(38,568,427)	87,543,841

Net assets:
Beginning of year	1,475,361,585	1,387,817,744

End of year	$1,436,793,158	$1,475,361,585

Capital share transactions - shares:
Shares issued:
Initial Class	388,816	193,413
Service Class	1,758,353	1,679,291

	2,147,169	1,872,704

Shares reinvested:
Initial Class	416,412	252,704
Service Class	6,098,753	3,599,969

	6,515,165	3,852,673

Shares redeemed:
Initial Class	(704,573)	(561,173)
Service Class	(7,704,932)	(5,897,357)

	(8,409,505)	(6,458,530)

Net increase (decrease) in shares outstanding:
Initial Class	100,655	(115,056)
Service Class	152,174	(618,097)

	252,829	(733,153)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$16.13	$15.08	$13.96	$15.16	$14.21

Investment operations:
Net investment income (loss) (A)	0.22	0.27	0.33	0.32	0.28
Net realized and unrealized gain (loss)	0.57	1.55	1.36	(0.74)	0.95

Total investment operations	0.79	1.82	1.69	(0.42)	1.23

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.38)	(0.37)	(0.34)	(0.28)
Net realized gains	(1.01)	(0.39)	(0.20)	(0.44)	—

Total dividends and/or distributions to shareholders	(1.32)	(0.77)	(0.57)	(0.78)	(0.28)

Net asset value, end of year	$15.60	$16.13	$15.08	$13.96	$15.16

Total return	4.91%	12.36%	12.18%	(2.94)%	8.75%

Ratio and supplemental data:
Net assets end of year (000’s)	$81,871	$83,030	$79,367	$80,793	$88,873
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.77%	0.78%	0.77%	0.78%	0.77%
Including waiver and/or reimbursement and recapture	0.77%	0.78%	0.77%	0.77%	0.77	%(C)
Net investment income (loss) to average net assets	1.39%	1.77%	2.20%	2.18%	1.93%
Portfolio turnover rate	83%	73%	45%	58%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$17.03	$15.88	$14.67	$15.89	$14.88

Investment operations:
Net investment income (loss) (A)	0.19	0.25	0.30	0.30	0.26
Net realized and unrealized gain (loss)	0.59	1.63	1.44	(0.78)	1.00

Total investment operations	0.78	1.88	1.74	(0.48)	1.26

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.34)	(0.33)	(0.30)	(0.25)
Net realized gains	(1.01)	(0.39)	(0.20)	(0.44)	—

Total dividends and/or distributions to shareholders	(1.27)	(0.73)	(0.53)	(0.74)	(0.25)

Net asset value, end of year	$16.54	$17.03	$15.88	$14.67	$15.89

Total return	4.63%	12.10%	11.91%	(3.19)%	8.51%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,354,922	$1,392,332	$1,308,451	$1,234,443	$1,382,464
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.02%	1.03%	1.02%	1.03%	1.02%
Including waiver and/or reimbursement and recapture	1.02%	1.03%	1.02%	1.02%	1.02	%(C)
Net investment income (loss) to average net assets	1.14%	1.52%	1.95%	1.93%	1.68%
Portfolio turnover rate	83%	73%	45%	58%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally,

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities and Master limited partnerships: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2021, if any, are included within the Consolidated Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2021, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,421,098	$—	$—	$—	$2,421,098
U.S. Government Obligations	78,629,598	—	—	—	78,629,598
Total Securities Lending Transactions	$81,050,696	$—	$—	$—	$81,050,696
Total Borrowings	$81,050,696	$—	$—	$—	$81,050,696

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments.

Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$245,705	$—	$2,695,011	$—	$—	$2,940,716
Total	$245,705	$—	$2,695,011	$—	$—	$2,940,716

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(1,136,095)	$—	$(1,581,094)	$—	$—	$(2,717,189)
Total	$(1,136,095)	$—	$(1,581,094)	$—	$—	$(2,717,189)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(355,715)	$—	$14,445,574	$—	$—	$14,089,859
Forward foreign currency contracts	—	(8,744)	—	—	—	(8,744)
Total	$(355,715)	$(8,744)	$14,445,574	$—	$—	$14,081,115

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(791,084)	$—	$1,022,948	$—	$—	$231,864
Total	$(791,084)	$—	$1,022,948	$—	$—	$231,864

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts – long	$127,039,387
Average notional value of contracts – short	(185,911,435)
Forward foreign currency exchange contracts:
Average contract amounts sold – in USD	210,878

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Fixed-income securities risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS (continued)

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instrument in which the Portfolio invests, and financial markets generally.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.730%
Over $500 million up to $750 million	0.705
Over $750 million up to $1.5 billion Over $1.5 billion up to $ 2.5 billion Over $2.5 billion	0.680 0.670 0.650

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.82%	May 1, 2022
Service Class	1.07	May 1, 2022
Prior to May 1, 2021
Initial Class	0.90
Service Class	1.15

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 637,933,974	$ 445,124,966	$ 1,024,896,712	$ 147,502,232

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, passive foreign investment companies, premium amortization accruals, capital straddle loss deferral and income written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,470,384,667	$ 69,434,847	$ (15,325,319)	$ 54,109,528

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 57,136,087	$ 49,516,652	$ —	$ 34,552,469	$ 27,527,921	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 41,392,077	$ 102,771,837	$ —	$ —	$ (2,257,791)	$ 54,120,825

11. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

11. NEW ACCOUNTING PRONOUNCEMENT (continued)

Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect ASU 2021-01 to have a material impact on the financial statements.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica JPMorgan Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $49,516,652 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

(unaudited)

MARKET ENVIRONMENT

While the S&P 500® Index produced a remarkable one-year return in 2021, the Bloomberg US Aggregate Bond Index was down, as interest rates increased for much of the year.

As we closed out 2021, we were rapidly approaching the second anniversary of COVID-19 becoming a factor in every aspect of our lives. Recent Federal Reserve (“Fed”) commentary forced investors to consider a world where the economy and risk assets must sustain themselves without continued liquidity injections by policy makers. Markets reacted to this possibility by pricing in interest-rate hikes to start sooner than expected, pushing yields higher across the yield curve.

By virtually all measures, the inflation part of the Fed’s mandate was met and with employment rapidly improving, the economy was approaching a level where accommodative policy should end. The market appeared to be pricing in more restrictive policy actions at a time when the Fed clearly preferred to remain patient allowing the expansion to continue. The resolution of these two goals as 2022 progresses could produce increased volatility across markets.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Madison Diversified Income VP, Service Class returned 7.87%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg US Aggregate Bond Index, the Russell 1000® Index and the Transamerica Madison Diversified Income VP Blended Benchmark, returned -1.54%, 26.46% and 9.03%, respectively.

STRATEGY REVIEW

With a philosophy of participating in rising markets and protecting capital during periods of turbulent market movements, the portfolio managers manage to allocations of 40% in equities and 60% in fixed income but can allocate up to 100% in fixed income. Equities can be as much as 42%.

The Portfolio underperformed its blended benchmark (60% Bloomberg US Aggregate Bond Index, 40% Russell 1000® Index) due its equity sleeve lagging the Russell 1000® Index, which more than offset a near 42% weighting (slight overweight) throughout the fiscal year ended December 31, 2021.

Madison’s equity sleeve is comprised of approximately 35-55 holdings that have dividend yields above the S&P 500® Index yield. Relative to the Russell 1000® Index, sector allocation and stock selection weighed on performance. For sector allocation, an underweight position in energy, the best performing sector in 2021, hurt relative performance. In stock selection, holdings in communication services, financials, health care and energy detracted, while holdings in materials, consumer discretionary and information technology contributed.

In communication services and for the equity sleeve overall, phone company Verizon Communications, Inc. weighed the most. Comcast Corp. also lagged in communication services. There were concerns about irrational industry pricing, which we believe are likely to be short-term. Within health care, pharmaceutical manufacturer Bristol-Myers Squibb Co. and medical device manufacturer Medtronic PLC detracted. There were concerns about Bristol-Myers Squibb Co.’s drug pipeline, and Medtronic PLC had an unexpected product launch delayed. We believed both stocks were cheap as of year-end, and our theses remained intact. In energy, oilfield service firm Baker Hughes Co. was another notable underperforming stock. We also continued to hold it.

Within materials, steel producer Nucor was a top contributor, a beneficiary from higher steel prices and rising earnings estimates throughout the year. In consumer discretionary, home improvement retailer Home Depot, Inc. contributed nicely to results. It reported strong same-store sales as many customers spent money on their homes. Within health care, pharmaceutical company Pfizer, Inc. was an outperforming stock due in part to strong demand for its COVID-19 vaccines. Other notable outperforming stocks were internet router firm Cisco Systems, Inc. in information technology and mining equipment manufacturer Caterpillar, Inc. within industrials.

The fixed income portion of the Portfolio outperformed the Bloomberg US Aggregate Bond Index’s return for the fiscal year. The sleeve’s overweight in corporate bonds as well as the selective addition of longer maturity issues proved additive to relative performance. Slightly lower overall Portfolio duration versus the benchmark helped performance, as rates moved higher throughout the year. Curve flattening offset some of the positive impact of the Portfolio’s conservative duration positioning while an underweight to lower coupon agency mortgages benefited performance. The strategy invested in senior non-agency mortgages, which significantly outperformed. An overweight to asset-backed securities also aided performance. Within credit allocation, high-quality exposure held back performance; A-rated corporates underperformed BBB-rated corporates.

Rates have traded gradually higher as the path toward less accommodative monetary policy has become clearer. We anticipate heightened volatility in both rates and credit spreads requiring continued close supervision of holdings and management of overall

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

(unaudited)

STRATEGY REVIEW (continued)

Portfolio risk. Rising yields will provide opportunities for meaningful yield opportunities. We continue to look for areas to increase the yield in a risk-conscious manner through recycling credit and adding to securitized asset sectors at increasingly attractive levels.

John Brown, CFA

Drew Justman, CFA

Paul Lefurgey, CFA

Chris Nisbet, CFA

Allen Olson, CFA

Mike Sanders, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	41.7%
Corporate Debt Securities	22.1
U.S. Government Obligations	17.1
U.S. Government Agency Obligations	9.1
Repurchase Agreement	3.7
Asset-Backed Securities	3.0
Mortgage-Backed Securities	2.5
Municipal Government Obligations	0.4
Other Investment Company	0.1
Net Other Assets (Liabilities)	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	7.87%	7.79%	6.63%	05/01/2011
Bloomberg US Aggregate Bond Index (A)	(1.54)%	3.57%	2.90%
Russell 1000® Index (B)	26.46%	18.43%	16.54%
Transamerica Madison Diversified Income VP Blended Benchmark (A) (B) (C)	9.03%	9.62%	8.41%

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Diversified Income VP Blended Benchmark is composed of the following benchmarks: 60% Bloomberg US Aggregate Bond Index and 40% Russell 1000® Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 60% Bloomberg Barclays US Aggregate Bond Index and 40% Russell 1000® Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,034.60	$5.38	$1,019.90	$5.35	1.05%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 41.7%
Banks - 1.8%
JPMorgan Chase & Co.	12,900	$2,042,715
US Bancorp	19,000	1,067,230

		3,109,945

Beverages - 1.8%
Coca-Cola Co.	19,300	1,142,753
PepsiCo, Inc.	12,050	2,093,205

		3,235,958

Capital Markets - 4.1%
BlackRock, Inc.	2,750	2,517,790
CME Group, Inc.	10,200	2,330,292
Northern Trust Corp.	19,200	2,296,512

		7,144,594

Chemicals - 0.8%
Linde PLC	3,900	1,351,077

Communications Equipment - 1.6%
Cisco Systems, Inc.	45,100	2,857,987

Diversified Telecommunication Services - 1.1%
Verizon Communications, Inc.	38,200	1,984,872

Electrical Equipment - 0.7%
Emerson Electric Co.	12,750	1,185,368

Energy Equipment & Services - 0.9%
Baker Hughes Co.	66,500	1,599,990

Equity Real Estate Investment Trusts - 0.9%
American Tower Corp.	5,350	1,564,875

Food Products - 1.1%
Archer-Daniels-Midland Co.	16,800	1,135,512
Hershey Co.	4,550	880,289

		2,015,801

Health Care Equipment & Supplies - 0.7%
Medtronic PLC	12,000	1,241,400

Health Care Providers & Services - 2.3%
AmerisourceBergen Corp.	8,900	1,182,721
CVS Health Corp.	28,750	2,965,850

		4,148,571

Hotels, Restaurants & Leisure - 2.2%
McDonald’s Corp.	9,775	2,620,384
Starbucks Corp.	11,400	1,333,458

		3,953,842

Household Products - 1.6%
Colgate-Palmolive Co.	12,900	1,100,886
Procter & Gamble Co.	10,100	1,652,158

		2,753,044

Industrial Conglomerates - 1.2%
3M Co.	8,200	1,456,566
Honeywell International, Inc.	3,200	667,232

		2,123,798

Insurance - 2.1%
Aflac, Inc.	24,800	1,448,072
Travelers Cos., Inc.	14,500	2,268,235

		3,716,307

IT Services - 1.6%
Automatic Data Processing, Inc.	4,100	1,010,978
Paychex, Inc.	12,700	1,733,550

		2,744,528

	Shares	Value
COMMON STOCKS (continued)
Machinery - 0.7%
PACCAR, Inc.	13,100	$ 1,156,206

Media - 1.4%
Comcast Corp., Class A	48,100	2,420,873

Metals & Mining - 1.3%
Nucor Corp.	20,400	2,328,660

Multi-Utilities - 1.0%
Dominion Energy, Inc.	22,100	1,736,176

Oil, Gas & Consumable Fuels - 0.8%
EOG Resources, Inc.	16,200	1,439,046

Pharmaceuticals - 4.5%
Bristol-Myers Squibb Co.	41,100	2,562,585
Johnson & Johnson	14,600	2,497,622
Pfizer, Inc.	48,800	2,881,640

		7,941,847

Road & Rail - 0.8%
Union Pacific Corp.	5,450	1,373,019

Semiconductors & Semiconductor Equipment - 1.7%
Analog Devices, Inc.	4,900	861,273
Texas Instruments, Inc.	11,200	2,110,864

		2,972,137

Software - 0.6%
Oracle Corp.	13,100	1,142,451

Specialty Retail - 1.4%
Home Depot, Inc.	5,950	2,469,309

Trading Companies & Distributors - 1.0%
Fastenal Co.	27,100	1,736,026

Total Common Stocks (Cost $54,901,022)		73,447,707

	Principal	Value
ASSET-BACKED SECURITIES - 3.0%
CarMax Auto Owner Trust Series 2018-3, Class A3, 3.13%, 06/15/2023	$18,978	19,032
CCG Receivables Trust Series 2020-1, Class A2, 0.54%, 12/14/2027 (A)	322,154	321,717
Chesapeake Funding II LLC
Series 2018-3A, Class B,
3.62%, 01/15/2031 (A)	100,000	101,018
Series 2020-1A, Class A1,
0.87%, 08/16/2032 (A)	125,680	125,825
CNH Equipment Trust Series 2019-A, Class A4, 3.22%, 01/15/2026	130,000	133,048
Dell Equipment Finance Trust Series 2019-2, Class A3, 1.91%, 10/22/2024 (A)	312,499	313,836
Donlen Fleet Lease Funding 2 LLC Series 2021-2, Class A2, 0.56%, 12/11/2034 (A)	500,000	497,089
Enterprise Fleet Financing LLC Series 2019-3, Class A2, 2.06%, 05/20/2025 (A)	258,259	260,220

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
GM Financial Consumer Automobile Receivables Trust Series 2019-2, Class B, 2.87%, 10/16/2024	$ 350,000	$ 356,621
JPMorgan Chase Bank NA - Chase Auto Credit Linked Notes
Series 2020-2, Class B,
0.84%, 02/25/2028 (A)	393,167	392,437
Series 2021-1, Class B,
0.88%, 09/25/2028 (A)	368,592	367,329
Series 2021-2, Class B,
0.89%, 12/26/2028 (A)	429,993	427,795
Series 2021-3, Class C,
0.86%, 02/26/2029 (A)	342,996	340,856
Santander Consumer Auto Receivables Trust Series 2020-BA, Class A3, 0.46%, 08/15/2024 (A)	565,368	565,336
Santander Revolving Auto Loan Trust Series 2019-A, Class C, 3.00%, 01/26/2032 (A)	350,000	361,623
Synchrony Credit Card Master Note Trust Series 2018-2, Class C, 3.87%, 05/15/2026	500,000	515,975
Verizon Owner Trust
Series 2018-A, Class A1A,
3.23%, 04/20/2023	1,226	1,228
Series 2020-A, Class B,
1.98%, 07/22/2024	150,000	151,872
Wheels SPV 2 LLC Series 2019-1A, Class A2, 2.30%, 05/22/2028 (A)	56,840	57,028

Total Asset-Backed Securities (Cost $5,348,542)		5,309,885

CORPORATE DEBT SECURITIES - 22.1%
Aerospace & Defense - 0.7%
Boeing Co.
2.20%, 02/04/2026	350,000	350,013
3.63%, 02/01/2031	200,000	213,499
5.81%, 05/01/2050	150,000	203,776
Northrop Grumman Corp. 2.93%, 01/15/2025	250,000	260,518
Textron, Inc. 2.45%, 03/15/2031	250,000	245,950

		1,273,756

Airlines - 0.2%
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.75%, 10/20/2028 (A)	250,000	273,168
Southwest Airlines Co. 5.25%, 05/04/2025	150,000	166,669

		439,837

Banks - 2.8%
Bank of America Corp.
Fixed until 03/11/2026, 1.66% (B), 03/11/2027	200,000	198,701
Fixed until 10/24/2030, 1.92% (B), 10/24/2031	250,000	239,999

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
Fixed until 06/14/2028, 2.09% (B), 06/14/2029	$ 300,000	$ 298,146
Bank of Montreal 3.30%, 02/05/2024	165,000	172,668
Citigroup, Inc. Fixed until 04/23/2028, 4.08% (B), 04/23/2029	400,000	441,459
Fifth Third Bancorp 2.55%, 05/05/2027	225,000	232,229
Huntington Bancshares, Inc. Fixed until 08/15/2031, 2.49% (B), 08/15/2036 (A)	300,000	287,774
Huntington National Bank 3.55%, 10/06/2023	500,000	521,913
JPMorgan Chase & Co.
Fixed until 02/04/2026, 1.04% (B), 02/04/2027	500,000	484,179
Fixed until 04/01/2025 (C), 4.00% (B) (D)	350,000	351,750
PNC Bank NA 2.70%, 10/22/2029	125,000	129,263
PNC Financial Services Group, Inc. 3.45%, 04/23/2029	250,000	272,447
Royal Bank of Canada 1.15%, 06/10/2025	375,000	371,923
Truist Bank 2.25%, 03/11/2030	150,000	149,760
Truist Financial Corp. Fixed until 03/02/2026, 1.27% (B), 03/02/2027	300,000	294,498
Wells Fargo & Co.
Fixed until 04/30/2025, 2.19% (B), 04/30/2026	250,000	254,523
Fixed until 06/02/2027, 2.39% (B), 06/02/2028	200,000	203,401

		4,904,633

Beverages - 0.1%
Keurig Dr. Pepper, Inc. 3.80%, 05/01/2050	200,000	221,611

Building Products - 0.1%
Carrier Global Corp. 3.58%, 04/05/2050	100,000	106,713

Capital Markets - 2.4%
Bank of New York Mellon Corp. Fixed until 12/20/2026 (C), 3.75% (B)	450,000	451,606
BlackRock, Inc. 2.10%, 02/25/2032	350,000	347,638
Cboe Global Markets, Inc. 3.65%, 01/12/2027	235,000	255,670
Charles Schwab Corp. Fixed until 12/01/2030 (C), 4.00% (B)	550,000	555,500
Goldman Sachs BDC, Inc. 2.88%, 01/15/2026	200,000	204,944
Goldman Sachs Group, Inc. Fixed until 10/21/2026, 1.95% (B), 10/21/2027	500,000	498,099

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 2.63%, 10/15/2031	$ 250,000	$ 246,182
KKR Group Finance Co. VIII LLC 3.50%, 08/25/2050 (A)	250,000	262,582
Morgan Stanley
Fixed until 05/04/2026, 1.59% (B), 05/04/2027	250,000	247,465
Fixed until 04/28/2031, 1.93% (B), 04/28/2032	250,000	239,157
Fixed until 04/28/2025, 2.19% (B), 04/28/2026	125,000	127,506
3.88%, 01/27/2026	250,000	270,467
NASDAQ, Inc. 1.65%, 01/15/2031	500,000	465,969
State Street Corp. Fixed until 11/01/2029, 3.03% (B), 11/01/2034	125,000	130,288

		4,303,073

Chemicals - 0.7%
DuPont de Nemours, Inc. 4.73%, 11/15/2028 (D)	175,000	202,853
E.I. du Pont de Nemours & Co. 1.70%, 07/15/2025	100,000	100,761
International Flavors & Fragrances, Inc.
1.83%, 10/15/2027 (A)	250,000	245,613
3.47%, 12/01/2050 (A)	500,000	525,755
LYB International Finance III LLC 3.63%, 04/01/2051	200,000	212,555

		1,287,537

Construction & Engineering - 0.3%
Quanta Services, Inc. 2.90%, 10/01/2030	450,000	458,095

Construction Materials - 0.3%
Martin Marietta Materials, Inc. 3.20%, 07/15/2051	250,000	253,881
Vulcan Materials Co. 3.50%, 06/01/2030	275,000	297,320

		551,201

Consumer Finance - 0.1%
Synchrony Financial 3.70%, 08/04/2026	100,000	106,254

Containers & Packaging - 0.4%
WRKCo, Inc.
3.00%, 06/15/2033	300,000	308,899
3.90%, 06/01/2028	325,000	356,090

		664,989

Diversified Financial Services - 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.75%, 01/30/2026	350,000	343,461
4.63%, 10/15/2027	250,000	276,775

		620,236

Diversified Telecommunication Services - 0.8%
AT&T, Inc.
2.25%, 02/01/2032	400,000	387,004
4.75%, 05/15/2046	75,000	90,855

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.
4.33%, 09/21/2028	$ 478,000	$ 543,428
4.40%, 11/01/2034	300,000	349,906

		1,371,193

Electric Utilities - 0.8%
Berkshire Hathaway Energy Co. 1.65%, 05/15/2031	200,000	189,720
Duke Energy Corp. 3.75%, 09/01/2046	250,000	267,607
Interstate Power & Light Co. 3.50%, 09/30/2049	225,000	242,010
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	400,000	396,124
Wisconsin Electric Power Co. 1.70%, 06/15/2028	250,000	245,096

		1,340,557

Electronic Equipment, Instruments & Components - 0.2%
TD SYNNEX Corp. 2.65%, 08/09/2031 (A)	150,000	144,367
Vontier Corp. 1.80%, 04/01/2026 (A)	200,000	196,820

		341,187

Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (A)	292,000	315,658
4.00%, 12/21/2025 (A)	20,000	21,552

		337,210

Equity Real Estate Investment Trusts - 0.6%
Brixmor Operating Partnership LP 3.65%, 06/15/2024	250,000	261,970
Healthpeak Properties, Inc. 3.25%, 07/15/2026	350,000	371,838
Omega Healthcare Investors, Inc. 3.38%, 02/01/2031	225,000	226,868
Public Storage 1.95%, 11/09/2028	125,000	124,675

		985,351

Food & Staples Retailing - 0.4%
7-Eleven, Inc.
1.80%, 02/10/2031 (A)	325,000	307,910
2.50%, 02/10/2041 (A)	250,000	231,345
Sysco Corp. 5.95%, 04/01/2030	100,000	124,933
Walgreens Boots Alliance, Inc. 3.45%, 06/01/2026	88,000	93,680

		757,868

Food Products - 0.5%
General Mills, Inc. 2.88%, 04/15/2030 (D)	75,000	78,349
Hormel Foods Corp. 1.80%, 06/11/2030	150,000	147,234
Mars, Inc.
2.38%, 07/16/2040 (A)	350,000	334,185
3.95%, 04/01/2049 (A)	300,000	361,235

		921,003

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 1.3%
Anthem, Inc. 2.38%, 01/15/2025	$ 400,000	$ 412,582
Cigna Corp.
4.38%, 10/15/2028	50,000	56,870
4.90%, 12/15/2048	100,000	129,644
CVS Health Corp.
2.63%, 08/15/2024	400,000	414,246
5.13%, 07/20/2045	250,000	325,951
Health Care Service Corp. 2.20%, 06/01/2030 (A)	350,000	343,129
UnitedHealth Group, Inc.
2.30%, 05/15/2031	300,000	305,570
3.70%, 08/15/2049	250,000	288,729

		2,276,721

Hotels, Restaurants & Leisure - 0.6%
Expedia Group, Inc. 3.25%, 02/15/2030	250,000	255,368
GLP Capital LP / GLP Financing II, Inc. 3.25%, 01/15/2032	200,000	201,078
McDonald’s Corp.
2.13%, 03/01/2030	200,000	199,282
4.88%, 12/09/2045	250,000	322,188

		977,916

Insurance - 1.5%
Aflac, Inc. 4.75%, 01/15/2049	250,000	332,320
American International Group, Inc. 4.75%, 04/01/2048	300,000	383,374
Athene Global Funding 1.45%, 01/08/2026 (A)	500,000	491,357
Belrose Funding Trust 2.33%, 08/15/2030 (A) (D)	250,000	245,380
Empower Finance 2020 LP 3.08%, 09/17/2051 (A)	350,000	355,255
Five Corners Funding Trust II 2.85%, 05/15/2030 (A)	250,000	259,306
Liberty Mutual Group, Inc. 3.95%, 05/15/2060 (A)	100,000	110,251
Old Republic International Corp. 3.85%, 06/11/2051	250,000	269,831
Teachers Insurance & Annuity Association of America 3.30%, 05/15/2050 (A)	200,000	209,362

		2,656,436

IT Services - 0.3%
Fiserv, Inc. 3.50%, 07/01/2029	400,000	430,556
Western Union Co. 2.85%, 01/10/2025	150,000	155,294

		585,850

Machinery - 0.1%
Otis Worldwide Corp. 2.57%, 02/15/2030	175,000	177,689

Media - 0.4%
Comcast Corp.
3.40%, 04/01/2030	50,000	54,623
4.15%, 10/15/2028	350,000	397,648

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
Discovery Communications LLC 5.00%, 09/20/2037	$ 250,000	$ 298,946

		751,217

Oil, Gas & Consumable Fuels - 2.7%
BP Capital Markets America, Inc. 3.12%, 05/04/2026	200,000	211,555
ConocoPhillips Co. 4.15%, 11/15/2034	129,000	146,169
Eastern Gas Transmission & Storage, Inc. 3.00%, 11/15/2029 (A)	250,000	258,037
Energy Transfer LP 5.25%, 04/15/2029	100,000	114,634
Enterprise Products Operating LLC 3.75%, 02/15/2025	400,000	425,181
Exxon Mobil Corp. 4.11%, 03/01/2046	225,000	263,836
Kinder Morgan, Inc. 5.55%, 06/01/2045	350,000	443,794
Marathon Petroleum Corp.
3.80%, 04/01/2028	300,000	321,752
4.70%, 05/01/2025	200,000	218,272
MPLX LP 2.65%, 08/15/2030	400,000	398,593
Phillips 66
2.15%, 12/15/2030 (D)	250,000	240,860
4.65%, 11/15/2034	400,000	469,299
Pioneer Natural Resources Co. 2.15%, 01/15/2031	225,000	216,443
Sabine Pass Liquefaction LLC 4.50%, 05/15/2030	175,000	197,586
Valero Energy Corp. 6.63%, 06/15/2037	250,000	337,494
Valero Energy Partners LP 4.50%, 03/15/2028	400,000	441,359

		4,704,864

Pharmaceuticals - 0.9%
Royalty Pharma PLC
2.20%, 09/02/2030	400,000	387,593
3.55%, 09/02/2050 (D)	400,000	398,043
Viatris, Inc. 2.70%, 06/22/2030	350,000	351,596
Zoetis, Inc. 3.00%, 09/12/2027	500,000	527,405

		1,664,637

Road & Rail - 0.2%
Avolon Holdings Funding Ltd. 2.13%, 02/21/2026 (A)	350,000	343,695

Semiconductors & Semiconductor Equipment - 0.5%
Broadcom, Inc.
3.19%, 11/15/2036 (A)	9,000	8,999
4.15%, 11/15/2030	166,000	184,289
Intel Corp. 3.73%, 12/08/2047	400,000	457,192
Lam Research Corp. 1.90%, 06/15/2030	150,000	147,673

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.15%, 05/01/2027 (A)	$ 75,000	$ 78,915

		877,068

Software - 0.6%
Citrix Systems, Inc. 4.50%, 12/01/2027	70,000	76,037
Intuit, Inc. 1.65%, 07/15/2030	250,000	241,370
Oracle Corp. 3.95%, 03/25/2051	250,000	260,491
salesforce.com, Inc. 2.90%, 07/15/2051	250,000	255,454
VMware, Inc. 2.20%, 08/15/2031	250,000	245,456

		1,078,808

Specialty Retail - 0.6%
Advance Auto Parts, Inc. 1.75%, 10/01/2027	250,000	242,773
Home Depot, Inc. 3.35%, 04/15/2050	125,000	136,838
Lowe’s Cos., Inc. 3.00%, 10/15/2050	450,000	445,533
Tractor Supply Co. 1.75%, 11/01/2030	250,000	234,330

		1,059,474

Technology Hardware, Storage & Peripherals - 0.3%
Dell International LLC / EMC Corp.
3.45%, 12/15/2051 (A)	50,000	48,081
8.35%, 07/15/2046	19,000	31,674
HP, Inc. 2.65%, 06/17/2031 (A)	500,000	493,490

		573,245

Trading Companies & Distributors - 0.1%
Air Lease Corp. 2.88%, 01/15/2026	250,000	257,989

Total Corporate Debt Securities (Cost $37,117,094)		38,977,913

MORTGAGE-BACKED SECURITIES - 2.5%
Bunker Hill Loan Depositary Trust Series 2020-1, Class A1, 1.72% (B), 02/25/2055 (A)	225,314	226,340
CIM Trust Series 2021-J2, Class A4, 2.50% (B), 04/25/2051 (A)	336,925	339,684
GCAT Trust Series 2021-NQM1, Class A1, 0.87% (B), 01/25/2066 (A)	317,133	313,921
GS Mortgage-Backed Securities Corp. Trust Series 2020-PJ6, Class A2, 2.50% (B), 05/25/2051 (A)	197,333	197,731
JPMorgan Mortgage Trust
Series 2021-1, Class A3,
2.50% (B), 06/25/2051 (A)	551,337	551,458
Series 2021-3, Class A3,
2.50% (B), 07/01/2051 (A)	246,914	247,017
Series 2021-6, Class A4,
2.50% (B), 10/25/2051 (A)	662,969	668,796

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Wealth Management Series 2020-ATR1, Class A3, 3.00% (B), 02/25/2050 (A)	$ 142,899	$ 145,012
PSMC Trust Series 2021-1, Class A11, 2.50% (B), 03/25/2051 (A)	420,314	424,260
RCKT Mortgage Trust Series 2021-6, Class A5, 2.50% (B), 12/25/2051 (A)	400,000	402,469
Sequoia Mortgage Trust Series 2013-7, Class A2, 3.00% (B), 06/25/2043	283,998	283,892
Towd Point HE Trust Series 2021-HE1, Class A1, 0.92% (B), 02/25/2063 (A)	287,173	285,831
Wells Fargo Mortgage-Backed Securities Trust Series 2021-INV2, Class A2, 2.50% (B), 09/25/2051 (A)	247,261	247,538

Total Mortgage-Backed Securities (Cost $4,405,926)		4,333,949

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
Massachusetts - 0.0% (E)
University of Massachusetts Building Authority, Revenue Bonds, 6.57%, 05/01/2039	35,000	35,133

New York - 0.3%
Metropolitan Transportation Authority, Revenue Bonds, 6.55%, 11/15/2031	340,000	431,966

Oregon - 0.1%
Hillsboro School District No. 1, General Obligation Limited, 4.36%, 06/30/2034	200,000	217,932

Total Municipal Government Obligations (Cost $663,713)		685,031

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.1%
Federal Home Loan Mortgage Corp.
2.00%, 03/01/2041	681,640	692,112
2.50%, 02/01/2032 - 04/01/2048	948,295	976,906
3.00%, 09/01/2042 - 10/01/2046	1,388,249	1,461,853
3.50%, 11/01/2040 - 12/01/2047	826,012	884,339
4.00%, 04/01/2033 - 03/01/2047	284,496	303,457
4.50%, 02/01/2025 - 05/01/2048	390,996	428,403
5.50%, 01/01/2037	30,699	35,005
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.65%, 08/25/2026	500,000	526,037
2.98%, 11/25/2025	270,863	283,147
3.12%, 06/25/2027	750,000	809,274
Federal Home Loan Mortgage Corp. REMIC 5.00%, 07/15/2036	107,578	119,413
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust REMIC
SOFRA + 0.65%, 0.70% (B), 01/25/2034 (A)	83,310	83,283
SOFRA + 0.75%, 0.80% (B), 10/25/2033 (A)	462,053	461,913

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
2.41% (B), 03/25/2023	$ 199,543	$ 201,852
2.50%, 06/01/2031 - 12/01/2047	1,918,181	1,974,654
2.96% (B), 09/25/2027	563,479	591,248
3.00%, 12/01/2028 - 03/01/2043	1,570,531	1,653,146
3.10% (B), 07/25/2024	296,660	308,169
3.14% (B), 11/25/2027	500,000	526,746
3.50%, 12/01/2031 - 08/01/2049	1,023,973	1,091,309
4.00%, 02/01/2035 - 12/01/2046	733,136	799,670
4.50%, 03/01/2039 - 07/01/2041	55,253	61,069
Federal National Mortgage Association REMIC
1.38%, 09/25/2027	523,665	524,809
3.50%, 04/25/2031	180,792	191,777
FREMF Mortgage Trust
3.53% (B), 10/25/2046 (A)	500,000	516,641
3.56% (B), 11/25/2047 (A)	400,000	406,165
Government National Mortgage Association
3.50%, 12/15/2042	42,583	45,251
4.00%, 12/15/2039	5,646	6,165
4.50%, 08/15/2040	2,802	3,132

Total U.S. Government Agency Obligations (Cost $15,706,708)		15,966,945

U.S. GOVERNMENT OBLIGATIONS - 17.1%
U.S. Treasury - 17.1%
U.S. Treasury Bond
1.88%, 02/15/2051	650,000	646,039
2.00%, 02/15/2050	500,000	510,137
2.50%, 02/15/2045	1,000,000	1,103,789
2.75%, 08/15/2042 (D)	750,000	857,314
2.75%, 11/15/2042	800,000	914,750
3.00%, 05/15/2047	900,000	1,096,594
3.38%, 11/15/2048	250,000	328,389
3.75%, 08/15/2041	250,000	327,471
4.38%, 05/15/2041	500,000	706,348
U.S. Treasury Note
0.38%, 01/31/2026 - 09/30/2027	5,000,000	4,798,203

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
0.63%, 08/15/2030	$ 2,000,000	$ 1,867,188
1.50%, 08/15/2026	3,000,000	3,035,742
2.00%, 02/15/2023 - 08/15/2025 (D)	4,750,000	4,878,984
2.13%, 03/31/2024	2,500,000	2,573,437
2.38%, 05/15/2027 (D)	3,000,000	3,168,398
2.63%, 02/15/2029	1,000,000	1,081,992
2.88%, 05/15/2028	2,000,000	2,180,703

Total U.S. Government Obligations (Cost $29,516,536)		30,075,478

	Shares	Value
OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (F)	152,320	152,320

Total Other Investment Company (Cost $152,320)		152,320

	Principal	Value
REPURCHASE AGREEMENT - 3.7%
Fixed Income Clearing Corp., 0.00% (F), dated 12/31/2021, to be repurchased at $6,580,117 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.38%, due 12/31/2028, and with a value of $6,711,726.	$6,580,117	6,580,117

Total Repurchase Agreement (Cost $6,580,117)		6,580,117

Total Investments (Cost $154,391,978)		175,529,345
Net Other Assets (Liabilities) - 0.3%		502,868

Net Assets - 100.0%		$176,032,213

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$73,447,707	$—	$—	$73,447,707
Asset-Backed Securities	—	5,309,885	—	5,309,885
Corporate Debt Securities	—	38,977,913	—	38,977,913
Mortgage-Backed Securities	—	4,333,949	—	4,333,949
Municipal Government Obligations	—	685,031	—	685,031
U.S. Government Agency Obligations	—	15,966,945	—	15,966,945
U.S. Government Obligations	—	30,075,478	—	30,075,478
Other Investment Company	152,320	—	—	152,320
Repurchase Agreement	—	6,580,117	—	6,580,117

Total Investments	$73,600,027	$101,929,318	$—	$175,529,345

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $16,403,389, representing 9.3% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,006,487, collateralized by cash collateral of $152,320 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $10,057,474. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Rates disclosed reflect the yields at December 31, 2021.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

SOFRA	Secured Overnight Financing Rate Average

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $147,811,861) (including securities loaned of $10,006,487)	$168,949,228
Repurchase agreement, at value (cost $6,580,117)	6,580,117
Receivables and other assets:
Investments sold	280,920
Net income from securities lending	769
Dividends	113,863
Interest	472,411

Total assets	176,397,308

Liabilities:
Cash collateral received upon return of:
Securities on loan	152,320
Payables and other liabilities:
Shares of beneficial interest redeemed	6,654
Investment management fees	108,703
Distribution and service fees	37,227
Transfer agent costs	389
Trustees, CCO and deferred compensation fees	1,881
Audit and tax fees	24,725
Custody fees	16,809
Legal fees	1,016
Printing and shareholder reports fees	10,591
Other accrued expenses	4,780

Total liabilities	365,095

Net assets	$176,032,213

Net assets consist of:
Capital stock ($0.01 par value)	$117,144
Additional paid-in capital	130,781,992
Total distributable earnings (accumulated losses)	45,133,077

Net assets	$176,032,213

Shares outstanding	11,714,379

Net asset value and offering price per share	$15.03

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$2,065,982
Interest income	2,374,820
Net income from securities lending	12,537

Total investment income	4,453,339

Expenses:
Investment management fees	1,441,026
Distribution and service fees	493,502
Transfer agent costs	2,720
Trustees, CCO and deferred compensation fees	7,811
Audit and tax fees	36,109
Custody fees	43,252
Legal fees	11,674
Printing and shareholder reports fees	10,538
Other	21,788

Total expenses	2,068,420

Net investment income (loss)	2,384,919

Net realized gain (loss) on:
Investments	21,730,292

Net change in unrealized appreciation (depreciation) on:
Investments	(8,948,093)

Net realized and change in unrealized gain (loss)	12,782,199

Net increase (decrease) in net assets resulting from operations	$15,167,118

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$2,384,919	$2,786,722
Net realized gain (loss)	21,730,292	2,565,645
Net change in unrealized appreciation (depreciation)	(8,948,093)	8,096,431

Net increase (decrease) in net assets resulting from operations	15,167,118	13,448,798

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(5,268,990)	(7,123,540)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,268,990)	(7,123,540)

Capital share transactions:
Proceeds from shares sold	7,679,714	38,817,579
Dividends and/or distributions reinvested	5,268,990	7,123,540
Cost of shares redeemed	(56,900,161)	(27,327,946)

Net increase (decrease) in net assets resulting from capital share transactions	(43,951,457)	18,613,173

Net increase (decrease) in net assets	(34,053,329)	24,938,431

Net assets:
Beginning of year	210,085,542	185,147,111

End of year	$176,032,213	$210,085,542

Capital share transactions - shares:
Shares issued	527,346	2,774,615
Shares reinvested	355,293	521,871
Shares redeemed	(3,816,443)	(2,026,952)

Net increase (decrease) in shares outstanding	(2,933,804)	1,269,534

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$14.34	$13.84	$12.54	$13.08	$12.43

Investment operations:
Net investment income (loss) (A)	0.18	0.21	0.21	0.23	0.20
Net realized and unrealized gain (loss)	0.94	0.86	1.65	(0.32)	0.96

Total investment operations	1.12	1.07	1.86	(0.09)	1.16

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.23)	(0.21)	(0.19)	(0.21)
Net realized gains	(0.19)	(0.34)	(0.35)	(0.26)	(0.30)

Total dividends and/or distributions to shareholders	(0.43)	(0.57)	(0.56)	(0.45)	(0.51)

Net asset value, end of year	$15.03	$14.34	$13.84	$12.54	$13.08

Total return	7.87%	7.95%	14.94%	(0.75)%	9.52%

Ratio and supplemental data:
Net assets end of year (000’s)	$176,032	$210,086	$185,147	$137,727	$131,510
Expenses to average net assets	1.05%	1.04%	1.05%	1.03%	1.07%
Net investment income (loss) to average net assets	1.21%	1.55%	1.58%	1.80%	1.56%
Portfolio turnover rate	33%	40%	25%	33%	25%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2021, commissions recaptured are $5,455.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$152,320	$—	$—	$—	$152,320
Total Borrowings	$152,320	$—	$—	$—	$152,320

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

Fixed-income securities risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.73%
Over $500 million up to $1 billion	0.70
Over $1 billion	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Service Class	1.09%	May 1, 2022
Prior to May 1, 2021
Service Class	1.10

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 43,797,658	$ 18,953,743	$ 81,698,260	$ 22,856,466

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 154,420,689	$ 22,233,834	$ (1,125,178)	$ 21,108,656

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,017,994	$ 2,250,996	$ —	$ 2,963,781	$ 4,159,759	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,992,765	$ 19,031,656	$ —	$ —	$ —	$ 21,108,656

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. LEGAL PROCEEDINGS (continued)

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Madison Diversified Income VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Madison Diversified Income VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For dividends paid during the year ended December 31, 2021, the Portfolio designated $2,250,996 of qualified dividend income.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

(unaudited)

MARKET ENVIRONMENT

2021 was a strong year for global developed markets and a stellar one for U.S. stocks, bolstered by robust corporate earnings, strong economic activity, and historic fiscal and monetary stimulus. The rebound off the 2020 pandemic lows continued in 2021 despite headwinds from COVID-19 variants and supply chain disruptions (both hammering emerging markets), as well as increasing inflation and the need for accelerated Central Bank tapering (which affected domestic growth stocks especially). On a total return basis, the S&P 500® Index led the pack with a gain of 28.71% and reached new record highs 70 times in 2021. Moreover, it has now finished higher in 12 of the last 13 years and has doubled in value over the last three. The MSCI EAFE Index also performed well in 2021, closing the year with a gain of 11.78%, while the MSCI Emerging Markets Index proved to be more sensitive to the inflationary and supply chain pressures. Coupled with China’s economic slowdown, the Index had its weakest return since 2018, at -2.22%. Fixed income investments were also negatively impacted by the environment, with the Bloomberg US Aggregate Bond Index realizing a loss of 1.54% for the year.

The first quarter of 2021 saw a couple of whipsaw events as investors shifted focus from optimism (due to increasing anticipated fiscal stimulus) to the reality of looming inflation concerns, rising yields, and potential vaccine deployment delays. This uncertainty caused elevated volatility repeatedly through the quarter. However, equities rallied starting at the end of March 2021 and through the summer, as investors deemed these economic pressures largely transitory. The equity rally retreated in September (due to the same familiar concerns – supply chains, labor shortages, and persisting inflation), leaving most equity indices with net losses in the third quarter.

Nonetheless, investor sentiment recovered as markets hiked to new highs through most of November 2021. Starting after the Thanksgiving holiday however, the confluence of the new Omicron variant and the needed hawkish pivot from the Federal Reserve resulted in heightened volatility that continued into the third week of December. Equities rebounded to end the year with strong December returns, as data suggested Omicron was a less severe strain of COVID-19, and yearly rebalancing activity buoyed stocks.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Managed Risk – Balanced ETF VP, Initial Class returned 9.65%. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Transamerica Managed Risk – Balanced ETF VP Blended Benchmark, returned -1.54% and 8.99%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest its assets in a mix of underlying Transamerica-sponsored and third-party exchange traded funds (“ETFs”). The Portfolio is benchmarked to the following composite benchmark: 34% MSCI US Broad Market Index, 16% FTSE All-World Index ex-U.S. Index, and 50% Bloomberg US Aggregate Bond Index. Additionally, the Portfolio employs a sophisticated risk management strategy that aims to control the level of volatility that the Portfolio experiences and defend the Portfolio against severe, sustained market drawdowns, by dynamically adjusting the equity/bond/cash allocations of the Portfolio. Additionally, the Portfolio aims to allocate some of its assets to a mix of managed risk equity ETFs, which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark. This strategy is expected to improve returns during sustained crises but detract from returns during highly volatile recoveries.

The Portfolio outperformed its benchmark for the fiscal year ended December 31, 2021. The Portfolio increased its equity exposure at the beginning of 2021 (from the previously defensive position that it closed 2020 with) and the Portfolio was able to participate in market gains throughout the year. For the rest of 2021, the level of market volatility was within the Portfolio’s tolerance, and it remained close to its baseline allocations.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	41.7%
U.S. Fixed Income Funds	41.1
International Equity Funds	16.6
Other Investment Company	4.6
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(4.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	9.65%	7.64%	6.53%	05/01/2008
Bloomberg US Aggregate Bond Index (A)	(1.54)%	3.57%	2.90%
Transamerica Managed Risk - Balanced ETF VP Blended Benchmark (A) (B) (C) (D)	8.99%	9.74%	8.42%
Service Class	9.35%	7.37%	6.27%	05/01/2008

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Managed Risk – Balanced ETF VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg US Aggregate Bond Index, 34% MSCI U.S. Broad Market Index and 16% FTSE All-World Index ex-U.S. Prior to August 1, 2021, the blended benchmark consisted of the following: 50% Bloomberg Barclays US Aggregate Bond Index, 34% MSCI U.S. Broad Market Index and 16% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,032.70	$1.64	$1,023.60	$1.63	0.32%
Service Class	1,000.00	1,030.50	2.92	1,022.30	2.91	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 16.6%
DeltaShares® S&P EM 100 & Managed Risk ETF (A)	479,000	$24,774,838
DeltaShares® S&P International Managed Risk ETF (A)	1,915,049	101,119,566
Vanguard FTSE Developed Markets ETF (B)	12,065,520	616,065,451
Vanguard FTSE Emerging Markets ETF (B)	3,410,395	168,678,137

		910,637,992

U.S. Equity Funds - 41.7%
DeltaShares® S&P 400 Managed Risk ETF (A) (B)	920,383	55,832,366
DeltaShares® S&P 500 Managed Risk ETF (A)	2,901,403	234,090,126
DeltaShares® S&P 600 Managed Risk ETF (A)	411,845	23,926,918
iShares Core S&P Total U.S. Stock Market ETF (B)	5,039,464	539,121,859
Schwab U.S. Broad Market ETF (B)	1,953,402	220,753,960
Vanguard Total Stock Market ETF (B)	5,044,048	1,217,834,949

		2,291,560,178

U.S. Fixed Income Funds - 41.1%
iShares Core U.S. Aggregate Bond ETF	11,260,219	1,284,565,783
Vanguard Total Bond Market ETF	11,535,313	977,617,777

		2,262,183,560

Total Exchange-Traded Funds (Cost $4,609,377,044)		5,464,381,730

	Shares	Value
OTHER INVESTMENT COMPANY - 4.6%
Securities Lending Collateral - 4.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	250,972,952	$ 250,972,952

Total Other Investment Company (Cost $250,972,952)		250,972,952

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2021, to be repurchased at $35,369,401 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $36,076,826.	$35,369,401	35,369,401

Total Repurchase Agreement (Cost $35,369,401)		35,369,401

Total Investments (Cost $4,895,719,397)		5,750,724,083
Net Other Assets (Liabilities) - (4.6)%		(255,153,699)

Net Assets - 100.0%		$5,495,570,384

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$5,464,381,730	$—	$—	$5,464,381,730
Other Investment Company	250,972,952	—	—	250,972,952
Repurchase Agreement	—	35,369,401	—	35,369,401

Total Investments	$5,715,354,682	$35,369,401	$—	$5,750,724,083

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$48,686,144	$—	$—	$—	$7,146,222	$55,832,366	920,383	$401,443	$—
DeltaShares® S&P 500 Managed Risk ETF	202,418,944	—	(16,424,201)	3,406,963	44,688,420	234,090,126	2,901,403	2,183,422	—
DeltaShares® S&P 600 Managed Risk ETF	16,175,120	5,183,050	—	—	2,568,748	23,926,918	411,845	139,550	—
DeltaShares® S&P EM 100 & Managed Risk ETF	27,865,394	—	—	—	(3,090,556)	24,774,838	479,000	446,003	—
DeltaShares® S&P International Managed Risk ETF	101,084,148	—	(7,437,616)	(74,219)	7,547,253	101,119,566	1,915,049	2,790,291	—

Total	$396,229,750	$5,183,050	$(23,861,817)	$3,332,744	$58,860,087	$439,743,814	6,627,680	$5,960,709	$—

(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $349,337,462, collateralized by cash collateral of $250,972,952 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $106,111,017. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Affiliated investments, at value (cost $331,682,531) (including securities loaned of $42,463)	$439,743,814
Unaffiliated investments, at value (cost $4,528,667,465) (including securities loaned of $349,294,999)	5,275,610,868
Repurchase agreement, at value (cost $35,369,401)	35,369,401
Receivables and other assets:
Net income from securities lending	55,811
Shares of beneficial interest sold	48,963
Dividends	36,724

Total assets	5,750,865,581

Liabilities:
Cash collateral received upon return of:
Securities on loan	250,972,952
Payables and other liabilities:
Shares of beneficial interest redeemed	1,334,412
Investment management fees	1,398,713
Distribution and service fees	1,160,865
Transfer agent costs	12,174
Trustees, CCO and deferred compensation fees	58,531
Audit and tax fees	50,726
Custody fees	24,485
Legal fees	27,219
Printing and shareholder reports fees	168,718
Other accrued expenses	86,402

Total liabilities	255,295,197

Net assets	$5,495,570,384

Net assets consist of:
Capital stock ($0.01 par value)	$4,122,065
Additional paid-in capital	4,468,756,052
Total distributable earnings (accumulated losses)	1,022,692,267

Net assets	$5,495,570,384

Net assets by class:
Initial Class	$3,985,260
Service Class	5,491,585,124

Shares outstanding:
Initial Class	294,569
Service Class	411,911,964

Net asset value and offering price per share:
Initial Class	$13.53
Service Class	13.33

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from affiliated investments	$5,960,709
Dividend income from unaffiliated investments	93,483,289
Net income from securities lending	728,904

Total investment income	100,172,902

Expenses:
Investment management fees	16,980,863
Distribution and service fees:
Service Class	14,091,181
Transfer agent costs	76,689
Trustees, CCO and deferred compensation fees	225,275
Audit and tax fees	80,186
Custody fees	40,468
Legal fees	325,041
Printing and shareholder reports fees	146,729
Other	224,429

Total expenses before waiver and/or reimbursement and recapture	32,190,861

Expenses waived and/or reimbursed:
Initial Class	(4)
Service Class	(4,997)

Net expenses	32,185,860

Net investment income (loss)	67,987,042

Net realized gain (loss) on:
Affiliated investments	3,332,744
Unaffiliated investments	113,174,977

Net realized gain (loss)	116,507,721

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	58,860,087
Unaffiliated investments	263,316,083

Net change in unrealized appreciation (depreciation)	322,176,170

Net realized and change in unrealized gain (loss)	438,683,891

Net increase (decrease) in net assets resulting from operations	$506,670,933

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$67,987,042	$63,826,896
Net realized gain (loss)	116,507,721	263,405,091
Net change in unrealized appreciation (depreciation)	322,176,170	(111,059,497)

Net increase (decrease) in net assets resulting from operations	506,670,933	216,172,490

Dividends and/or distributions to shareholders:
Initial Class	(229,055)	(126,447)
Service Class	(321,016,868)	(188,236,346)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(321,245,923)	(188,362,793)

Capital share transactions:
Proceeds from shares sold:
Initial Class	464,847	216,253
Service Class	13,890,161	5,772,186

	14,355,008	5,988,439

Dividends and/or distributions reinvested:
Initial Class	229,055	126,447
Service Class	321,016,868	188,236,346

	321,245,923	188,362,793

Cost of shares redeemed:
Initial Class	(411,271)	(679,682)
Service Class	(736,476,103)	(549,451,367)

	(736,887,374)	(550,131,049)

Net increase (decrease) in net assets resulting from capital share transactions	(401,286,443)	(355,779,817)

Net increase (decrease) in net assets	(215,861,433)	(327,970,120)

Net assets:
Beginning of year	5,711,431,817	6,039,401,937

End of year	$5,495,570,384	$5,711,431,817

Capital share transactions - shares:
Shares issued:
Initial Class	34,339	17,250
Service Class	1,046,818	471,182

	1,081,157	488,432

Shares reinvested:
Initial Class	17,183	10,173
Service Class	24,411,929	15,341,185

	24,429,112	15,351,358

Shares redeemed:
Initial Class	(30,441)	(54,617)
Service Class	(55,348,283)	(44,521,924)

	(55,378,724)	(44,576,541)

Net increase (decrease) in shares outstanding:
Initial Class	21,081	(27,194)
Service Class	(29,889,536)	(28,709,557)

	(29,868,455)	(28,736,751)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018		December 31, 2017
Net asset value, beginning of year	$13.10		$13.00		$11.78		$12.55		$11.25

Investment operations:
Net investment income (loss) (A)	0.20		0.17		0.29		0.26		0.23
Net realized and unrealized gain (loss)	1.05		0.39		1.54		(0.79)		1.30

Total investment operations	1.25		0.56		1.83		(0.53)		1.53

Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.30)		(0.28)		(0.24)		(0.23)
Net realized gains	(0.63)		(0.16)		(0.33)		—		—

Total dividends and/or distributions to shareholders	(0.82)		(0.46)		(0.61)		(0.24)		(0.23)

Net asset value, end of year	$13.53		$13.10		$13.00		$11.78		$12.55

Total return	9.65%		4.48%		15.92%		(4.33)%		13.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,985		$3,583		$3,910		$2,424		$3,235
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.32%		0.32%		0.32%		0.32%		0.32%
Including waiver and/or reimbursement and recapture	0.32	%(C)	0.32	%(C)	0.32	%(C)	0.32	%(C)	0.32%
Net investment income (loss) to average net assets	1.47%		1.38%		2.31%		2.06%		1.94%
Portfolio turnover rate	13%		91%		22%		30%		25%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018		December 31, 2017
Net asset value, beginning of year	$12.92		$12.83		$11.63		$12.39		$11.11

Investment operations:
Net investment income (loss) (A)	0.16		0.14		0.24		0.23		0.20
Net realized and unrealized gain (loss)	1.04		0.37		1.54		(0.78)		1.28

Total investment operations	1.20		0.51		1.78		(0.55)		1.48

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.26)		(0.25)		(0.21)		(0.20)
Net realized gains	(0.63)		(0.16)		(0.33)		—		—

Total dividends and/or distributions to shareholders	(0.79)		(0.42)		(0.58)		(0.21)		(0.20)

Net asset value, end of year	$13.33		$12.92		$12.83		$11.63		$12.39

Total return	9.35%		4.19%		15.65%		(4.55)%		13.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,491,585		$5,707,849		$6,035,492		$5,729,890		$6,530,639
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.57%		0.57%		0.57%		0.57%		0.57%
Including waiver and/or reimbursement and recapture	0.57	%(C)	0.57	%(C)	0.57	%(C)	0.57	%(C)	0.57%
Net investment income (loss) to average net assets	1.21%		1.14%		1.97%		1.85%		1.67%
Portfolio turnover rate	13%		91%		22%		30%		25%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk—Balanced ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$250,972,952	$—	$—	$—	$250,972,952
Total Borrowings	$250,972,952	$—	$—	$—	$250,972,952

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $50 million (A)	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

(A)	TAM has agreed to voluntarily waive 0.01% of its management fee on the first $50 million in assets.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2022
Service Class	0.62	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 751,371,397	$ 1,398,806,341

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,909,203,749	$ 841,520,334	$ —	$ 841,520,334

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 63,743,091	$ 257,502,832	$ —	$ 118,810,718	$ 69,552,075	$ —

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 78,149,778	$ 103,022,600	$ —	$ —	$ (445)	$ 841,520,334

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Balanced ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Balanced ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Balanced ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $257,502,832 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$15,782,565	$1,384,852

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

(unaudited)

MARKET ENVIRONMENT

2021 was a strong year for global developed markets and a stellar one for U.S. stocks, bolstered by robust corporate earnings, strong economic activity, and historic fiscal and monetary stimulus. The rebound off the 2020 pandemic lows continued in 2021 despite headwinds from COVID-19 variants and supply chain disruptions (both hammering emerging markets), as well as increasing inflation and the need for accelerated Central Bank tapering (which affected domestic growth stocks especially). On a total return basis, the S&P 500® Index led the pack with a gain of 28.71% and reached new record highs 70 times in 2021. Moreover, it has now finished higher in 12 of the last 13 years and has doubled in value over the last three. The MSCI EAFE Index also performed well in 2021, closing the year with a gain of 11.78%, while the MSCI Emerging Markets Index proved to be more sensitive to the inflationary and supply chain pressures. Coupled with China’s economic slowdown, the Index had its weakest return since 2018, at -2.22%. Fixed income investments were also negatively impacted by the environment, with the Bloomberg US Aggregate Bond Index realizing a loss of 1.54% for the year.

The first quarter of 2021 saw a couple of whipsaw events as investors shifted focus from optimism (due to increasing anticipated fiscal stimulus) to the reality of looming inflation concerns, rising yields, and potential vaccine deployment delays. This uncertainty caused elevated volatility repeatedly through the quarter. However, equities rallied starting at the end of March 2021 and through the summer, as investors deemed these economic pressures largely transitory. The equity rally retreated in September (due to the same familiar concerns – supply chains, labor shortages, and persisting inflation), leaving most equity indices with net losses in the third quarter.

Nonetheless, investor sentiment recovered as markets hiked to new highs through most of November 2021. Starting after the Thanksgiving holiday however, the confluence of the new Omicron variant and the needed hawkish pivot from the Federal Reserve resulted in heightened volatility that continued into the third week of December. Equities rebounded to end the year with strong December returns, as data suggested Omicron was a less severe strain of COVID-19, and yearly rebalancing activity buoyed stocks.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Managed Risk – Conservative ETF VP, Initial Class returned 3.00%. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Transamerica Managed Risk – Conservative ETF VP Blended Benchmark, returned -1.54% and 5.94%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest its assets in a mix of domestic underlying Transamerica-sponsored and third-party exchange traded funds (“ETFs”). The Portfolio is benchmarked to the following composite benchmark: 25% MSCI US Broad Market Index, 10% MSCI All Country World Index ex-US and 65% Bloomberg US Aggregate Bond Index. Additionally, the Portfolio employs a sophisticated risk management strategy that aims to control the level of volatility that the Portfolio experiences, by dynamically adjusting the equity/bond/cash allocations of the Portfolio. Additionally, the Portfolio aims to allocate some of its assets to a mix of managed risk equity ETFs, which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark. This strategy is expected to improve returns during sustained crises but detract from returns during highly volatile recoveries.

The Portfolio underperformed its benchmark for the fiscal year ended December 31, 2021. The Portfolio maintained a reduced exposure to equity markets with an increased exposure to fixed income for 2021, as the level of market volatility exceeded the Portfolio’s tolerance. Therefore, the Portfolio did not fully participate in the market rally.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	72.6%
U.S. Equity Funds	20.0
International Equity Funds	6.8
Other Investment Company	1.0
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(1.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	3.00%	5.56%	5.15%	11/19/2009
Bloomberg US Aggregate Bond Index (A)	(1.54)%	3.57%	2.90%
Transamerica Managed Risk - Conservative ETF VP Blended Benchmark (A) (B) (C) (D)	5.94%	8.01%	6.89%
Service Class	2.76%	5.30%	4.90%	11/19/2009

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Managed Risk – Conservative ETF VP Blended Benchmark is composed of the following benchmarks: 65% Bloomberg US Aggregate Bond Index, 25% MSCI U.S. Broad Market Index and 10% MSCI All Country World Index ex-US. Prior to August 1, 2021, the blended benchmark consisted of the following: 65% Bloomberg Barclays US Aggregate Bond Index, 25% MSCI U.S. Broad Market Index and 10% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The MSCI All Country World Index ex-US captures large and mid-cap representation across developed and emerging markets countries, excluding the US.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,014.30	$1.68	$1,023.50	$1.68	0.33%
Service Class	1,000.00	1,013.30	2.94	1,022.30	2.96	0.58

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 6.8%
DeltaShares® S&P EM 100 & Managed Risk ETF (A)	37,000	$1,913,714
DeltaShares® S&P International Managed Risk ETF (A)	167,067	8,821,572
Vanguard FTSE Developed Markets ETF	523,077	26,708,312
Vanguard FTSE Emerging Markets ETF (B)	124,342	6,149,955

		43,593,553

U.S. Equity Funds - 20.0%
DeltaShares® S&P 400 Managed Risk ETF (A)	84,966	5,154,216
DeltaShares® S&P 500 Managed Risk ETF (A)	284,945	22,989,847
DeltaShares® S&P 600 Managed Risk ETF (A)	29,007	1,685,217
iShares Core S&P Total U.S. Stock Market ETF	257,581	27,556,015
Schwab U.S. Broad Market ETF	126,107	14,251,352
Vanguard Total Stock Market ETF	236,000	56,979,840

		128,616,487

U.S. Fixed Income Funds - 72.6%
iShares Core U.S. Aggregate Bond ETF	1,337,093	152,535,569
Schwab U.S. Aggregate Bond ETF (B)	3,381,305	182,252,339
Vanguard Total Bond Market ETF	1,563,122	132,474,590

		467,262,498

Total Exchange-Traded Funds (Cost $578,246,040)		639,472,538

	Shares	Value
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	6,256,832	$ 6,256,832

Total Other Investment Company (Cost $6,256,832)		6,256,832

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2021, to be repurchased at $4,543,252 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $4,634,181.	$4,543,252	4,543,252

Total Repurchase Agreement (Cost $4,543,252)		4,543,252

Total Investments (Cost $589,046,124)		650,272,622
Net Other Assets (Liabilities) - (1.1)%		(6,766,163)

Net Assets - 100.0%		$643,506,459

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$639,472,538	$—	$—	$639,472,538
Other Investment Company	6,256,832	—	—	6,256,832
Repurchase Agreement	—	4,543,252	—	4,543,252

Total Investments	$645,729,370	$4,543,252	$—	$650,272,622

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$4,494,506	$—	$—	$—	$659,710	$5,154,216	84,966	$37,060	$—
DeltaShares® S&P 500 Managed Risk ETF	18,244,515	—	—	—	4,745,332	22,989,847	284,945	214,433	—
DeltaShares® S&P 600 Managed Risk ETF	1,504,567	—	—	—	180,650	1,685,217	29,007	9,829	—
DeltaShares® S&P EM 100 & Managed Risk ETF	2,152,442	—	—	—	(238,728)	1,913,714	37,000	34,451	—
DeltaShares® S&P International Managed Risk ETF	8,177,930	—	—	—	643,642	8,821,572	167,067	243,421	—

Total	$34,573,960	$—	$—	$—	$5,990,606	$40,564,566	602,985	$539,194	$—

(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $9,288,899, collateralized by cash collateral of $6,256,832 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $3,226,618. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Affiliated investments, at value (cost $30,117,645)	$40,564,566
Unaffiliated investments, at value (cost $554,385,227) (including securities loaned of $9,288,899)	605,164,804
Repurchase agreement, at value (cost $4,543,252)	4,543,252
Receivables and other assets:
Net income from securities lending	1,059
Shares of beneficial interest sold	15,513
Dividends	2,371

Total assets	650,291,565

Liabilities:
Cash collateral received upon return of:
Securities on loan	6,256,832
Payables and other liabilities:
Shares of beneficial interest redeemed	145,974
Investment management fees	169,122
Distribution and service fees	137,038
Transfer agent costs	1,449
Trustees, CCO and deferred compensation fees	7,050
Audit and tax fees	15,793
Custody fees	3,409
Legal fees	3,304
Printing and shareholder reports fees	33,968
Other accrued expenses	11,167

Total liabilities	6,785,106

Net assets	$643,506,459

Net assets consist of:
Capital stock ($0.01 par value)	$504,348
Additional paid-in capital	567,005,487
Total distributable earnings (accumulated losses)	75,996,624

Net assets	$643,506,459

Net assets by class:
Initial Class	$20,264
Service Class	643,486,195

Shares outstanding:
Initial Class	1,572
Service Class	50,433,188

Net asset value and offering price per share:
Initial Class	$12.89
Service Class	12.76

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from affiliated investments	$539,194
Dividend income from unaffiliated investments	11,947,493
Net income from securities lending	72,292

Total investment income	12,558,979

Expenses:
Investment management fees	2,083,268
Distribution and service fees:
Service Class	1,686,008
Transfer agent costs	9,164
Trustees, CCO and deferred compensation fees	26,678
Audit and tax fees	23,291
Custody fees	6,630
Legal fees	38,890
Printing and shareholder reports fees	27,775
Other	38,088

Total expenses before waiver and/or reimbursement and recapture	3,939,792

Expenses waived and/or reimbursed:
Service Class	(5,000)

Net expenses	3,934,792

Net investment income (loss)	8,624,187

Net realized gain (loss) on:
Unaffiliated investments	8,780,350

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	5,990,606
Unaffiliated investments	(5,538,021)

Net change in unrealized appreciation (depreciation)	452,585

Net realized and change in unrealized gain (loss)	9,232,935

Net increase (decrease) in net assets resulting from operations	$17,857,122

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$8,624,187	$10,544,111
Net realized gain (loss)	8,780,350	8,249,476
Net change in unrealized appreciation (depreciation)	452,585	13,636,832

Net increase (decrease) in net assets resulting from operations	17,857,122	32,430,419

Dividends and/or distributions to shareholders:
Initial Class	(625)	(497)
Service Class	(19,701,032)	(17,979,669)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(19,701,657)	(17,980,166)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,243	1,222
Service Class	13,135,101	14,186,934

	13,136,344	14,188,156

Dividends and/or distributions reinvested:
Initial Class	625	497
Service Class	19,701,032	17,979,669

	19,701,657	17,980,166

Cost of shares redeemed:
Initial Class	(251)	(274)
Service Class	(91,510,240)	(90,688,332)

	(91,510,491)	(90,688,606)

Net increase (decrease) in net assets resulting from capital share transactions	(58,672,490)	(58,520,284)

Net increase (decrease) in net assets	(60,517,025)	(44,070,031)

Net assets:
Beginning of year	704,023,484	748,093,515

End of year	$643,506,459	$704,023,484

Capital share transactions - shares:
Shares issued:
Initial Class	95	97
Service Class	1,024,479	1,135,657

	1,024,574	1,135,754

Shares reinvested:
Initial Class	49	40
Service Class	1,545,179	1,444,150

	1,545,228	1,444,190

Shares redeemed:
Initial Class	(19)	(22)
Service Class	(7,158,327)	(7,357,106)

	(7,158,346)	(7,357,128)

Net increase (decrease) in shares outstanding:
Initial Class	125	115
Service Class	(4,588,669)	(4,777,299)

	(4,588,544)	(4,777,184)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$12.92	$12.63	$12.10	$12.86	$11.80

Investment operations:
Net investment income (loss) (A)	0.20	0.22	0.29	0.27	0.25
Net realized and unrealized gain (loss)	0.19	0.43	1.18	(0.68)	1.07

Total investment operations	0.39	0.65	1.47	(0.41)	1.32

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.32)	(0.30)	(0.26)	(0.26)
Net realized gains	(0.18)	(0.04)	(0.64)	(0.09)	—

Total dividends and/or distributions to shareholders	(0.42)	(0.36)	(0.94)	(0.35)	(0.26)

Net asset value, end of year	$12.89	$12.92	$12.63	$12.10	$12.86

Total return	3.00%	5.23%	12.38%	(3.31)%	11.30%

Ratio and supplemental data:
Net assets end of year (000’s)	$20	$18	$17	$14	$14
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.33%	0.33%	0.33%	0.33%	0.33%
Including waiver and/or reimbursement and recapture	0.33%	0.33%	0.33%	0.33%	0.33%
Net investment income (loss) to average net assets	1.55%	1.75%	2.33%	2.15%	1.97%
Portfolio turnover rate	1%	80%	2%	48%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018		December 31, 2017
Net asset value, beginning of year	$12.80		$12.51		$11.98		$12.74		$11.69

Investment operations:
Net investment income (loss) (A)	0.16		0.19		0.26		0.24		0.21
Net realized and unrealized gain (loss)	0.18		0.42		1.18		(0.68)		1.07

Total investment operations	0.34		0.61		1.44		(0.44)		1.28

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.28)		(0.27)		(0.23)		(0.23)
Net realized gains	(0.18)		(0.04)		(0.64)		(0.09)		—

Total dividends and/or distributions to shareholders	(0.38)		(0.32)		(0.91)		(0.32)		(0.23)

Net asset value, end of year	$12.76		$12.80		$12.51		$11.98		$12.74

Total return	2.76%		4.91%		12.19%		(3.60)%		11.03%

Ratio and supplemental data:
Net assets end of year (000’s)	$643,486		$704,005		$748,077		$755,778		$866,415
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.58%		0.58%		0.58%		0.58%		0.58%
Including waiver and/or reimbursement and recapture	0.58	%(C)	0.58	%(C)	0.58	%(C)	0.58	%(C)	0.58%
Net investment income (loss) to average net assets	1.28%		1.49%		2.06%		1.88%		1.70%
Portfolio turnover rate	1%		80%		2%		48%		28%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk—Conservative ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$6,256,832	$—	$—	$—	$6,256,832
Total Borrowings	$6,256,832	$—	$—	$—	$6,256,832

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

(A)	TAM has agreed to voluntarily waive 0.01% of its management fee on the first $50 million in assets.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2022
Service Class	0.62	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 5,135,023	$ 74,395,496

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 590,882,066	$ 59,855,471	$ (464,915)	$ 59,390,556

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 10,543,267	$ 9,158,390	$ —	$ 15,555,942	$ 2,424,224	$ —

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 8,572,559	$ 8,033,509	$ —	$ —	$ —	$ 59,390,556

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Conservative ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Conservative ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Conservative ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $9,158,390 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 965,632	$ 92,966

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

(unaudited)

MARKET ENVIRONMENT

2021 was a strong year for global developed markets and a stellar one for U.S. stocks, bolstered by robust corporate earnings, strong economic activity, and historic fiscal and monetary stimulus. The rebound off the 2020 pandemic lows continued in 2021 despite headwinds from COVID-19 variants and supply chain disruptions (both hammering emerging markets), as well as increasing inflation and the need for accelerated Central Bank tapering (which affected domestic growth stocks especially). On a total return basis, the S&P 500® Index led the pack with a gain of 28.71% and reached new record highs 70 times in 2021. Moreover, it has now finished higher in 12 of the last 13 years and has doubled in value over the last three. The MSCI EAFE Index also performed well in 2021, closing the year with a gain of 11.78%, while the MSCI Emerging Markets Index proved to be more sensitive to the inflationary and supply chain pressures. Coupled with China’s economic slowdown, the Index had its weakest return since 2018, at -2.22%. Fixed income investments were also negatively impacted by the environment, with the Bloomberg US Aggregate Bond Index realizing a loss of 1.54% for the year.

The first quarter of 2021 saw a couple of whipsaw events as investors shifted focus from optimism (due to increasing anticipated fiscal stimulus) to the reality of looming inflation concerns, rising yields, and potential vaccine deployment delays. This uncertainty caused elevated volatility repeatedly through the quarter. However, equities rallied starting at the end of March 2021 and through the summer, as investors deemed these economic pressures largely transitory. The equity rally retreated in September (due to the same familiar concerns – supply chains, labor shortages, and persisting inflation), leaving most equity indices with net losses in the third quarter.

Nonetheless, investor sentiment recovered as markets hiked to new highs through most of November 2021. Starting after the Thanksgiving holiday however, the confluence of the new Omicron variant and the needed hawkish pivot from the Federal Reserve resulted in heightened volatility that continued into the third week of December. Equities rebounded to end the year with strong December returns, as data suggested Omicron was a less severe strain of COVID-19, and yearly rebalancing activity buoyed stocks.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Managed Risk – Growth ETF VP, Initial Class returned 14.25%. By comparison, its primary and secondary benchmarks, the MSCI U.S. Broad Market Index and the Transamerica Managed Risk – Growth ETF VP Blended Benchmark, returned 26.10% and 14.71%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest its assets in a mix of domestic underlying Transamerica-sponsored and third party exchange traded funds exchange traded funds (“ETFs”). The Portfolio is benchmarked to the following composite benchmark: 52% MSCI US Broad Market Index, 23% MSCI All Country World Index ex-US and 25% Bloomberg US Aggregate Bond Index. Additionally, the Portfolio employs a sophisticated risk management strategy that aims to control the level of volatility that the Portfolio experiences and defend the Portfolio against severe, sustained market drawdowns, by dynamically adjusting the equity/bond/cash allocations of the Portfolio. Additionally, the Portfolio aims to allocate some of its assets to a mix of managed risk equity ETFs, which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark. This strategy is expected to improve returns during sustained crises but detract from returns during highly volatile recoveries.

The Portfolio underperformed its benchmark for the fiscal year ended December 31, 2021. Having maintained its baseline allocations during the rally at the start of 2021, the Portfolio was able to participate in market gains as the market reached all-time highs in mid-February. In early March, the Portfolio reduced its equity exposure in response to the market drawdown and reversed the allocation back in early April. Hence, the Portfolio did not fully participate in the market gain during that time. For the rest of 2021, the level of market volatility was within the Portfolio’s tolerance, and it remained close to its baseline allocations.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	58.5%
International Equity Funds	22.5
U.S. Fixed Income Funds	18.4
Other Investment Company	7.7
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(7.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	14.25%	9.58%	8.33%	05/01/2008
MSCI U.S. Broad Market Index (A)	26.10%	18.09%	16.39%
Transamerica Managed Risk - Growth ETF VP Blended Benchmark (A) (B) (C) (D)	14.71%	12.78%	11.18%
Service Class	14.05%	9.32%	8.06%	05/01/2008

(A) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(B) The Transamerica Managed Risk – Growth ETF VP Blended Benchmark is composed of the following benchmarks: 52% MSCI U.S. Broad Market Index, 25% Bloomberg US Aggregate Bond Index and 23% MSCI All Country World Index ex-US. Prior to August 1, 2021, the blended benchmark consisted of the following: 52% MSCI U.S. Broad Market Index, 25% Bloomberg Barclays US Aggregate Bond Index and 23% FTSE All-World Index ex-U.S.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI All Country World Index ex-US captures large and mid-cap representation across developed and emerging markets countries, excluding the US.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,046.90	$1.65	$1,023.60	$1.63	0.32%
Service Class	1,000.00	1,046.10	2.94	1,022.30	2.91	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 22.5%
DeltaShares® S&P EM 100 & Managed Risk ETF (A)	334,000	$17,275,148
DeltaShares® S&P International Managed Risk ETF (A)	1,246,681	65,827,998
Vanguard FTSE Developed Markets ETF (B)	7,609,610	388,546,686
Vanguard FTSE Emerging Markets ETF (B)	2,085,191	103,133,547

		574,783,379

U.S. Equity Funds - 58.5%
DeltaShares® S&P 400 Managed Risk ETF (A) (B)	614,838	37,297,364
DeltaShares® S&P 500 Managed Risk ETF (A)	2,005,608	161,815,863
DeltaShares® S&P 600 Managed Risk ETF (A)	261,763	15,207,619
iShares Core S&P Total U.S. Stock Market ETF	2,851,114	305,012,176
Schwab U.S. Broad Market ETF (B)	804,248	90,888,066
Vanguard Total Stock Market ETF (B)	3,658,380	883,279,267

		1,493,500,355

U.S. Fixed Income Funds - 18.4%
iShares Core U.S. Aggregate Bond ETF	2,198,347	250,787,426
Vanguard Total Bond Market ETF	2,580,464	218,694,324

		469,481,750

Total Exchange-Traded Funds (Cost $2,170,200,358)		2,537,765,484

	Shares	Value
OTHER INVESTMENT COMPANY - 7.7%
Securities Lending Collateral - 7.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	195,705,903	$ 195,705,903

Total Other Investment Company (Cost $195,705,903)		195,705,903

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2021, to be repurchased at $16,268,782 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $16,594,159.	$16,268,782	16,268,782

Total Repurchase Agreement (Cost $16,268,782)		16,268,782

Total Investments (Cost $2,382,175,043)		2,749,740,169
Net Other Assets (Liabilities) - (7.7)%		(197,612,079)

Net Assets - 100.0%		$2,552,128,090

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$2,537,765,484	$—	$—	$2,537,765,484
Other Investment Company	195,705,903	—	—	195,705,903
Repurchase Agreement	—	16,268,782	—	16,268,782

Total Investments	$2,733,471,387	$16,268,782	$—	$2,749,740,169

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$34,639,424	$—	$(2,249,301)	$278,441	$4,628,800	$37,297,364	614,838	$268,173	$—
DeltaShares® S&P 500 Managed Risk ETF	131,616,880	—	(3,271,043)	767,728	32,702,298	161,815,863	2,005,608	1,509,300	—
DeltaShares® S&P 600 Managed Risk ETF	14,614,793	—	(1,120,194)	144,092	1,568,928	15,207,619	261,763	88,696	—
DeltaShares® S&P EM 100 & Managed Risk ETF	19,430,149	—	—	—	(2,155,001)	17,275,148	334,000	310,992	—
DeltaShares® S&P International Managed Risk ETF	63,472,535	—	(2,490,472)	(13,473)	4,859,408	65,827,998	1,246,681	1,816,457	—

Total	$263,773,781	$—	$(9,131,010)	$1,176,788	$41,604,433	$297,423,992	4,462,890	$3,993,618	$—

(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $281,130,771, collateralized by cash collateral of $195,705,903 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $91,610,225. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Affiliated investments, at value (cost $223,442,998) (including securities loaned of $42,463)	$297,423,992
Unaffiliated investments, at value (cost $2,142,463,263) (including securities loaned of $281,088,308)	2,436,047,395
Repurchase agreement, at value (cost $16,268,782)	16,268,782
Receivables and other assets:
Net income from securities lending	30,478
Shares of beneficial interest sold	9,005
Dividends	15,120

Total assets	2,749,794,772

Liabilities:
Cash collateral received upon return of:
Securities on loan	195,705,903
Payables and other liabilities:
Shares of beneficial interest redeemed	558,519
Investment management fees	649,501
Distribution and service fees	536,372
Transfer agent costs	5,617
Trustees, CCO and deferred compensation fees	27,582
Audit and tax fees	29,433
Custody fees	11,871
Legal fees	12,531
Printing and shareholder reports fees	88,810
Other accrued expenses	40,543

Total liabilities	197,666,682

Net assets	$2,552,128,090

Net assets consist of:
Capital stock ($0.01 par value)	$2,202,687
Additional paid-in capital	2,038,502,728
Total distributable earnings (accumulated losses)	511,422,675

Net assets	$2,552,128,090

Net assets by class:
Initial Class	$4,708,826
Service Class	2,547,419,264

Shares outstanding:
Initial Class	398,680
Service Class	219,869,997

Net asset value and offering price per share:
Initial Class	$11.81
Service Class	11.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from affiliated investments	$3,993,618
Dividend income from unaffiliated investments	39,839,229
Net income from securities lending	421,615

Total investment income	44,254,462

Expenses:
Investment management fees	7,880,170
Distribution and service fees:
Service Class	6,505,722
Transfer agent costs	35,462
Trustees, CCO and deferred compensation fees	103,817
Audit and tax fees	45,514
Custody fees	20,683
Legal fees	150,241
Printing and shareholder reports fees	74,658
Other	110,605

Total expenses before waiver and/or reimbursement and recapture	14,926,872

Expenses waived and/or reimbursed:
Initial Class	(8)
Service Class	(4,992)

Net expenses	14,921,872

Net investment income (loss)	29,332,590

Net realized gain (loss) on:
Affiliated investments	1,176,788
Unaffiliated investments	124,548,381

Net realized gain (loss)	125,725,169

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	41,604,433
Unaffiliated investments	144,898,726

Net change in unrealized appreciation (depreciation)	186,503,159

Net realized and change in unrealized gain (loss)	312,228,328

Net increase (decrease) in net assets resulting from operations	$341,560,918

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$29,332,590	$22,997,033
Net realized gain (loss)	125,725,169	145,659,334
Net change in unrealized appreciation (depreciation)	186,503,159	(76,521,314)

Net increase (decrease) in net assets resulting from operations	341,560,918	92,135,053

Dividends and/or distributions to shareholders:
Initial Class	(256,990)	(199,080)
Service Class	(145,737,347)	(122,862,587)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(145,994,337)	(123,061,667)

Capital share transactions:
Proceeds from shares sold:
Initial Class	357,071	517,259
Service Class	7,318,914	9,195,777

	7,675,985	9,713,036

Dividends and/or distributions reinvested:
Initial Class	256,990	199,080
Service Class	145,737,347	122,862,587

	145,994,337	123,061,667

Cost of shares redeemed:
Initial Class	(355,741)	(1,182,156)
Service Class	(407,399,563)	(340,147,333)

	(407,755,304)	(341,329,489)

Net increase (decrease) in net assets resulting from capital share transactions	(254,084,982)	(208,554,786)

Net increase (decrease) in net assets	(58,518,401)	(239,481,400)

Net assets:
Beginning of year	2,610,646,491	2,850,127,891

End of year	$2,552,128,090	$2,610,646,491

Capital share transactions - shares:
Shares issued:
Initial Class	30,828	48,735
Service Class	643,077	908,472

	673,905	957,207

Shares reinvested:
Initial Class	22,308	19,575
Service Class	12,885,707	12,298,557

	12,908,015	12,318,132

Shares redeemed:
Initial Class	(30,555)	(114,315)
Service Class	(35,840,928)	(33,396,384)

	(35,871,483)	(33,510,699)

Net increase (decrease) in shares outstanding:
Initial Class	22,581	(46,005)
Service Class	(22,312,144)	(20,189,355)

	(22,289,563)	(20,235,360)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018		December 31, 2017
Net asset value, beginning of year	$10.96		$11.04		$10.33		$11.31		$9.70

Investment operations:
Net investment income (loss) (A)	0.16		0.12		0.23		0.21		0.19
Net realized and unrealized gain (loss)	1.38		0.34		1.70		(0.98)		1.61

Total investment operations	1.54		0.46		1.93		(0.77)		1.80

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.25)		(0.23)		(0.21)		(0.19)
Net realized gains	(0.56)		(0.29)		(0.99)		—		—

Total dividends and/or distributions to shareholders	(0.69)		(0.54)		(1.22)		(0.21)		(0.19)

Net asset value, end of year	$11.81		$10.96		$11.04		$10.33		$11.31

Total return	14.25%		4.52%		19.74%		(6.99)%		18.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,709		$4,122		$4,658		$3,756		$4,308
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.32%		0.32%		0.32%		0.32%		0.32%
Including waiver and/or reimbursement and recapture	0.32	%(C)	0.32	%(C)	0.32	%(C)	0.32	%(C)	0.32%
Net investment income (loss) to average net assets	1.41%		1.15%		2.15%		1.83%		1.80%
Portfolio turnover rate	29%		201%		59%		85%		36%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018		December 31, 2017
Net asset value, beginning of year	$10.76		$10.85		$10.17		$11.13		$9.55

Investment operations:
Net investment income (loss) (A)	0.13		0.09		0.20		0.17		0.16
Net realized and unrealized gain (loss)	1.36		0.33		1.67		(0.95)		1.59

Total investment operations	1.49		0.42		1.87		(0.78)		1.75

Dividends and/or distributions to shareholders:
Net investment income	(0.10)		(0.22)		(0.20)		(0.18)		(0.17)
Net realized gains	(0.56)		(0.29)		(0.99)		—		—

Total dividends and/or distributions to shareholders	(0.66)		(0.51)		(1.19)		(0.18)		(0.17)

Net asset value, end of year	$11.59		$10.76		$10.85		$10.17		$11.13

Total return	14.05%		4.22%		19.41%		(7.16)%		18.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,547,419		$2,606,524		$2,845,470		$2,726,559		$3,354,042
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.57%		0.57%		0.57%		0.57%		0.57%
Including waiver and/or reimbursement and recapture	0.57	%(C)	0.57	%(C)	0.57	%(C)	0.57	%(C)	0.57%
Net investment income (loss) to average net assets	1.12%		0.90%		1.86%		1.56%		1.56%
Portfolio turnover rate	29%		201%		59%		85%		36%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk—Growth ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$195,705,903	$—	$—	$—	$195,705,903
Total Borrowings	$195,705,903	$—	$—	$—	$195,705,903

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK FACTORS (continued)

Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints (A)	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

(A)	TAM has agreed to voluntarily waive 0.01% of its management fee on the first $50 million in assets.

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2022
Service Class	0.62	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 763,862,440	$ 1,133,157,125

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarilydue to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,390,616,489	$ 373,363,596	$ (14,239,916)	$ 359,123,680

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 50,670,211	$ 95,324,126	$ —	$ 53,123,833	$ 69,937,834	$ —

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 119,118,917	$ 33,181,256	$ —	$ —	$ (1,178)	$ 359,123,680

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Growth ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Growth ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Managed Risk – Growth ETF VP

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Portfolio has made a long-term capital gain designation of $95,324,126 for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$10,672,927	$935,564

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

(unaudited)

MARKET ENVIRONMENT

Equities ended the fourth quarter of 2021 and the year strongly, capping a third year of double-digit gains, despite a global pandemic that triggered a severe recession in the middle of this three-year period. A strong recovery in economic activity and incredible fiscal and monetary stimulus helped propel equity returns. U.S. intermediate-term interest rates rose in the first quarter, and then stayed within a tight band before rising again in the fourth quarter to end the year.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Market Participation Strategy VP, Service Class returned 14.45%. By comparison, its primary, secondary and additional benchmarks, the S&P 500®, the Bloomberg US Government 5-10 Year Index and the Transamerica Market Participation Strategy VP Blended Benchmark, returned 28.71%, -2.95% and 12.73%, respectively.

STRATEGY REVIEW

The objective of the Portfolio is to provide upside participation when the stock market advances, and to seek to reduce downside risk when the market declines. It consists primarily of equity (S&P 500® Index) call options and futures, which seek to provide upside participation during periods of market appreciation, and U.S. Treasury, futures and agency bonds, which seek to reduce downside risk.

The Market Participation Strategy typically targets an equity exposure around 50% benchmark weight at rebalance, depending on market behavior and PGIM Quantitative Solutions LLC’s (“PGIM”) asset allocation outlook. This is accomplished by using a combination of S&P 500® Index options and futures. With an average equity exposure over the year of 57%, the Portfolio outperformed its blended benchmark (50% weighting in the Bloomberg Intermediate Government Bond Index and 50% in the S&P 500® Index) with higher participation in market gains for the fiscal year ended December 31, 2021. Higher implied volatility as options moved “in-the-money”, and rising interest rates helped option pricing over the past year, as did a decrease in implied dividend yields, all contributing positively to Portfolio performance.

We reset Portfolio equity exposure (delta) and rebalanced the Portfolio twice, in January 2021 and again in August, locking in gains, as the S&P 500® Index rallied. The Portfolio outperformed the 50/50 benchmark in each of the four quarters, as increasing equity exposure added relative value.

Given that we have about 80% of the Portfolio’s holdings in U.S. Treasury and agency bonds (and Treasury futures), which is partially offset by the “short bond” exposure embedded in options, rising rates had a modestly negative impact on the Portfolio for the fiscal year. We were active in managing targeted duration all through the year as equity markets rose along with the changes in interest rates. This was due to the increasing impact on Portfolio duration from holding options (short bond) as they rose in value along with equity markets. Duration management helped as we were short duration (70-90% targeted range) versus the benchmark duration, as interest rates rose. Overall, interest rate impact was slightly negative, but on a relative basis interest-rate exposure added value.

Higher equity exposure was by far the largest contributor to Portfolio performance during the fiscal year, followed by implied volatility. Interest rates were a slight drag on performance. S&P 500® Index options and futures were the biggest contributors. The best performing holding for the fiscal year was the S&P 500® Index 4,460 Aug 12, 2027, FLEX Call Option.

Exchange traded long-term S&P 500® Index FLEX options are a primary component of the strategy used to provide increasing equity exposure when equity markets are rising and reduce exposure when markets are declining – generating the participation curvature that is its key characteristic. Additionally, S&P 500® Index and U.S. Treasury futures are also used to manage cash flows and maintain desired equity and interest rate exposures.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Joel Kallman, CFA

Devang Gambhirwala

Marcus M. Perl

Co-Portfolio Managers

PGIM Quantitative Solutions LLC

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	32.7%
U.S. Government Agency Obligations	27.9
Other Investment Company	20.7
Over-the-Counter Options Purchased	20.0
Repurchase Agreement	15.7
Foreign Government Obligation	3.2
Short-Term U.S. Government Obligation	0.5
Net Other Assets (Liabilities) ^	(20.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	14.45%	11.97%	8.74%	09/17/2012
S&P 500® (A)	28.71%	18.47%	15.80%
Bloomberg US Government 5-10 Year Index (B)	(2.95)%	3.32%	2.41%
Transamerica Market Participation Strategy VP Blended Benchmark (A) (C) (D)	12.73%	10.88%	9.23%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Government 5-10 Year Index is comprised of U.S. treasuries and U.S. agency debentures with maturities between 5 and 10 years.

(C) The Transamerica Market Participation Strategy VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500® and 50% Bloomberg Intermediate Government Bond Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 50% S&P 500® and 50% Bloomberg Barclays US Aggregate Bond Index.

(D) The Bloomberg Intermediate Government Bond Index measures covering issues with remaining maturities of between three and five years.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified Portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,065.60	$5.00	$1,020.40	$4.89	0.96%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Principal	Value
FOREIGN GOVERNMENT OBLIGATION - 3.2%
Supranational - 3.2%
International Bank for Reconstruction & Development 0.88%, 07/15/2026 (A)	$15,000,000	$14,739,911

Total Foreign Government Obligation (Cost $14,837,766)		14,739,911

U.S. GOVERNMENT AGENCY OBLIGATIONS - 27.9%
Federal Home Loan Banks 3.25%, 11/16/2028 (A)	37,000,000	41,374,410
Federal Home Loan Mortgage Corp.
1.50%, 02/12/2025 (A)	5,000,000	5,073,208
2.38%, 01/13/2022	11,500,000	11,507,463
2.75%, 06/19/2023	24,000,000	24,755,096
Federal National Mortgage Association
0.63%, 04/22/2025	25,000,000	24,659,801
2.50%, 02/05/2024 (A)	12,000,000	12,426,964
6.25%, 05/15/2029 (A)	6,500,000	8,641,278

Total U.S. Government Agency Obligations (Cost $125,740,535)		128,438,220

U.S. GOVERNMENT OBLIGATIONS - 32.7%
U.S. Treasury - 32.7%
U.S. Treasury Bond, Principal Only STRIPS 02/15/2026 - 02/15/2027 (A)	88,000,000	83,497,226
U.S. Treasury Note 1.63%, 10/31/2026	66,000,000	67,157,578

Total U.S. Government Obligations (Cost $152,323,844)		150,654,804

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.5%
U.S. Treasury Bill 0.05% (B), 03/17/2022 (C)	2,000,000	1,999,776

Total Short-Term U.S. Government Obligation (Cost $1,999,813)		1,999,776

	Shares	Value
OTHER INVESTMENT COMPANY - 20.7%
Securities Lending Collateral - 20.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (B)	95,497,800	$ 95,497,800

Total Other Investment Company (Cost $95,497,800)		95,497,800

	Principal	Value
REPURCHASE AGREEMENT - 15.7%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2021, to be repurchased at $72,296,084 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.38%, due 12/31/2028, and with a value of $73,742,038.	$72,296,084	72,296,084

Total Repurchase Agreement (Cost $72,296,084)		72,296,084

Total Investments Excluding Options Purchased (Cost $462,695,842)		463,626,595
Total Options Purchased - 20.0% (Cost $66,845,253)		92,059,863

Total Investments (Cost $529,541,095)		555,686,458
Net Other Assets (Liabilities) - (20.7)%		(95,337,057)

Net Assets - 100.0%		$460,349,401

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - S&P 500® - Flexible Exchange Option	GSC	USD	4,450.00	08/11/2026	USD	181,114,840	380	$27,905,503	$39,282,811
Call - S&P 500® - Flexible Exchange Option	MSC	USD	4,460.00	08/12/2027	USD	224,010,460	470	38,939,750	52,777,052

Total								$66,845,253	$92,059,863

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	123	03/31/2022	$14,817,867	$14,880,117	$62,250	$—
10-Year U.S. Treasury Note	257	03/22/2022	33,203,663	33,530,469	326,806	—
30-Year U.S. Treasury Bond	20	03/22/2022	3,175,194	3,208,750	33,556	—
S&P 500® E-Mini Index	48	03/18/2022	11,286,199	11,420,400	134,201	—

Total Futures Contracts					$556,813	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Foreign Government Obligation	$—	$14,739,911	$—	$14,739,911
U.S. Government Agency Obligations	—	128,438,220	—	128,438,220
U.S. Government Obligations	—	150,654,804	—	150,654,804
Short-Term U.S. Government Obligation	—	1,999,776	—	1,999,776
Other Investment Company	95,497,800	—	—	95,497,800
Repurchase Agreement	—	72,296,084	—	72,296,084
Over-the-Counter Options Purchased	92,059,863	—	—	92,059,863

Total Investments	$187,557,663	$368,128,795	$—	$555,686,458

Other Financial Instruments
Futures Contracts (E)	$556,813	$—	$—	$556,813

Total Other Financial Instruments	$556,813	$—	$—	$556,813

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $93,552,410, collateralized by cash collateral of $95,497,800. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2021.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $1,999,776.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

COUNTERPARTY ABBREVIATIONS:

GSC	Goldman Sachs & Co.
MSC	Morgan Stanley & Co.

PORTFOLIO ABBREVIATION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $457,245,011) (including securities loaned of $93,552,410)	$483,390,374
Repurchase agreement, at value (cost $72,296,084)	72,296,084
Receivables and other assets:
Net income from securities lending	8,054
Shares of beneficial interest sold	4,387
Interest	794,691
Variation margin receivable on futures contracts	2,950

Total assets	556,496,540

Liabilities:
Cash collateral received upon return of:
Securities on loan	95,497,800
Payables and other liabilities:
Shares of beneficial interest redeemed	211,812
Investment management fees	263,393
Distribution and service fees	96,836
Transfer agent costs	1,011
Trustees, CCO and deferred compensation fees	4,566
Audit and tax fees	19,567
Custody fees	13,126
Legal fees	2,223
Printing and shareholder reports fees	28,756
Other accrued expenses	8,049

Total liabilities	96,147,139

Net assets	$460,349,401

Net assets consist of:
Capital stock ($0.01 par value)	$326,170
Additional paid-in capital	342,555,776
Total distributable earnings (accumulated losses)	117,467,455

Net assets	$460,349,401

Shares outstanding	32,617,013

Net asset value and offering price per share	$14.11

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Interest income	$4,614,613
Net income from securities lending	45,378

Total investment income	4,659,991

Expenses:
Investment management fees	3,163,189
Distribution and service fees	1,162,937
Transfer agent costs	6,343
Trustees, CCO and deferred compensation fees	18,522
Audit and tax fees	27,569
Custody fees	31,626
Legal fees	26,950
Printing and shareholder reports fees	23,589
Other	27,233

Total expenses	4,487,958

Net investment income (loss)	172,033

Net realized gain (loss) on:
Investments	88,841,632
Futures contracts	1,783,452

Net realized gain (loss)	90,625,084

Net change in unrealized appreciation (depreciation) on:
Investments	(28,476,308)
Futures contracts	577,825

Net change in unrealized appreciation (depreciation)	(27,898,483)

Net realized and change in unrealized gain (loss)	62,726,601

Net increase (decrease) in net assets resulting from operations	$62,898,634

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$172,033	$2,278,045
Net realized gain (loss)	90,625,084	47,332,469
Net change in unrealized appreciation (depreciation)	(27,898,483)	31,252,470

Net increase (decrease) in net assets resulting from operations	62,898,634	80,862,984

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(49,408,410)	(9,645,482)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(49,408,410)	(9,645,482)

Capital share transactions:
Proceeds from shares sold	5,014,600	19,475,762
Dividends and/or distributions reinvested	49,408,410	9,645,482
Cost of shares redeemed	(75,256,442)	(59,985,066)

Net increase (decrease) in net assets resulting from capital share transactions	(20,833,432)	(30,863,822)

Net increase (decrease) in net assets	(7,343,208)	40,353,680

Net assets:
Beginning of year	467,692,609	427,338,929

End of year	$460,349,401	$467,692,609

Capital share transactions - shares:
Shares issued	354,296	1,533,725
Shares reinvested	3,624,975	749,455
Shares redeemed	(5,305,371)	(4,849,850)

Net increase (decrease) in shares outstanding	(1,326,100)	(2,566,670)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$13.78	$11.70	$11.73	$12.80	$11.59

Investment operations:
Net investment income (loss) (A)	0.01	0.07	0.12	0.11	0.04
Net realized and unrealized gain (loss)	1.92	2.29	1.93	(0.41)	1.21

Total investment operations	1.93	2.36	2.05	(0.30)	1.25

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.13)	(0.12)	(0.05)	(0.04)
Net realized gains	(1.53)	(0.15)	(1.96)	(0.72)	—

Total dividends and/or distributions to shareholders	(1.60)	(0.28)	(2.08)	(0.77)	(0.04)

Net asset value, end of year	$14.11	$13.78	$11.70	$11.73	$12.80

Total return	14.45%	20.33%	18.58%	(2.73)%	10.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$460,349	$467,693	$427,339	$412,353	$469,194
Expenses to average net assets	0.96%	0.97%	0.97%	0.96%	0.97%
Net investment income (loss) to average net assets	0.04%	0.52%	1.02%	0.84%	0.35%
Portfolio turnover rate	72%	51%	32%	42%	99%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Foreign Government Obligations	$9,176,474	$—	$—	$—	$9,176,474
U.S. Government Agency Obligations	54,952,965	—	—	—	54,952,965
U.S. Government Obligations	31,368,361	—	—	—	31,368,361
Total Securities Lending Transactions	$95,497,800	$—	$—	$—	$95,497,800
Total Borrowings	$95,497,800	$—	$—	$—	$95,497,800

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2021, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$92,059,863	$—	$—	$92,059,863
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	422,612	—	134,201	—	—	556,813
Total	$422,612	$—	$92,194,064	$—	$—	$92,616,676

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$82,745,151	$—	$—	$82,745,151
Futures contracts	(2,175,894)	—	3,959,346	—	—	1,783,452
Total	$(2,175,894)	$—	$86,704,497	$—	$—	$84,528,603

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(11,850,785)	$—	$—	$(11,850,785)
Futures contracts	443,624	—	134,201	—	—	577,825
Total	$443,624	$—	$(11,716,584)	$—	$—	$(11,272,960)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Options:
Average value of option contracts purchased	$85,670,233
Futures contracts:
Average notional value of contracts — long	64,419,774

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance depends on the Portfolio’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.

Tactical asset allocation risk: Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the Portfolio in order to maintain a long-term goal for asset allocation).The sub-adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.

Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to negative events affecting those issuers.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.68%
Over $500 million up to $1 billion	0.65
Over $1 billion up to $1.5 billion	0.62
Over $1.5 billion	0.60

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.07%	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 148,820,752	$ 124,782,836	$ 217,341,874	$ 131,067,765

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 529,541,095	$ 28,465,031	$ (2,319,668)	$ 26,145,363

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,998,652	$ 34,409,758	$ —	$ 7,814,018	$ 1,831,464	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 83,746,268	$ 7,575,824	$ —	$ —	$ —	$ 26,145,363

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Market Participation Strategy VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Market Participation Strategy VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Market Participation Strategy VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $34,409,758 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

MARKET ENVIRONMENT

Large cap growth equities advanced strongly over the fiscal year ended December 31, 2021, with energy the best performing sector in the Russell 1000® Growth Index. All sectors advanced over the period, however the utilities sector was the relative laggard. Against this backdrop, we continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio.

Althought the largest holdings within the Russell 1000® Growth Index performed in 2021, greater market volatility and a widespread sell off in high growth and high multiple equities were significant headwinds for the domestic large cap growth stocks over 2021.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Morgan Stanley Capital Growth VP, Initial Class returned -0.53%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 27.60%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark for the fiscal year ended December 31, 2021, largely due to unfavorable stock selection; sector allocations also detracted to a lesser extent.

Our mixed stock selection in communication services, information technology, and consumer discretionary accounted for the majority of the Portfolio’s underperformance over this period.

Zoom Video Communications, Inc., (“Zoom”), which offers a proprietary cloud-based communications platform that connects users through frictionless video, voice, chat, and content sharing, was the top detractor among these areas and across the Portfolio in 2021. Zoom’s shares languished on mixed operating results, characterized by solid revenue growth and continued traction with its Zoom Phone offering, but lower than expected growth in billings and growth with smaller customers.

Within information technology, the weakness in Zoom and a diverse set of other holdings was partly offset by strength in Cloudflare, Inc., (“Cloudflare”) and Datadog, Inc., which were the top two contributors across the Portfolio in 2021. Cloudflare is a global network that provides security, performance, and reliability services to the applications of its customers. Cloudflare outperformed on strong fundamentals, characterized by better than expected sales growth, a record number of new enterprise customers, healthy customer retention levels, and a solid financial outlook. Datadog, Inc., which provides an application monitoring and analytics platform to software developers, also advanced on healthy fundamentals, with expanding usage of its products and low customer churn.

Our stock selection in and sector allocations to consumer staples, energy, financials, healthcare, materials, and real estate also weighed on 2021 relative results, as did stock selection in the industrials sector and a lack of exposure to the utilities sector. Zillow Group, Inc., a leader in the online real estate market, was the top detractor among these areas and the second largest detractor in the Portfolio for the period. The company decided to exit its home buying business, citing limited visibility and related difficulties in adequately forecasting home prices.

During the fiscal year 2021, the Portfolio utilized derivatives. These positions detracted from performance. These over-the-counter puts on the Chinese Yuan are designed to provide a potential hedge to equities in the Portfolio that are exposed, directly or indirectly, to China.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.4%
Repurchase Agreement	3.3
Other Investment Company	1.3
Over-the-Counter Foreign Exchange Options Purchased	0.1
Net Other Assets (Liabilities)	(1.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(0.53)%	32.65%	23.34%	05/03/1999
Russell 1000® Growth Index (A)	27.60%	25.32%	19.79%
Service Class	(0.83)%	32.33%	23.03%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$889.60	$3.43	$1,021.60	$3.67	0.72%
Service Class	1,000.00	888.20	4.62	1,020.30	4.94	0.97

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 96.4%
Automobiles - 0.6%
Rivian Automotive, Inc., Class A (A)	154,066	$15,975,103

Biotechnology - 0.8%
Alnylam Pharmaceuticals, Inc. (A)	32,662	5,538,822
Ginkgo Bioworks Holdings, Inc. (A) (B)	653,152	5,427,693
Moderna, Inc. (A)	34,975	8,882,950

		19,849,465

Capital Markets - 1.5%
Coinbase Global, Inc., Class A (A)	148,478	37,471,393

Commercial Services & Supplies - 0.4%
Aurora Innovation, Inc. (A)	925,787	10,424,362

Entertainment - 8.3%
ROBLOX Corp., Class A (A)	1,330,501	137,254,483
Sea Ltd., ADR (A)	173,813	38,883,706
Spotify Technology SA (A)	156,654	36,661,736

		212,799,925

Health Care Equipment & Supplies - 0.5%
DexCom, Inc. (A)	22,655	12,164,602

Health Care Providers & Services - 2.2%
agilon health, Inc. (A) (B)	1,142,830	30,856,410
Guardant Health, Inc. (A)	246,319	24,636,826

		55,493,236

Health Care Technology - 3.5%
Doximity, Inc., Class A (A) (B)	226,414	11,350,134
GoodRx Holdings, Inc., Class A (A) (B)	363,501	11,879,213
Veeva Systems, Inc., Class A (A)	258,061	65,929,424

		89,158,771

Hotels, Restaurants & Leisure - 2.4%
Airbnb, Inc., Class A (A)	368,498	61,351,232

Interactive Media & Services - 9.3%
Pinterest, Inc., Class A (A)	1,082,221	39,338,733
Snap, Inc., Class A (A)	2,096,168	98,582,781
Twitter, Inc. (A)	2,281,489	98,605,955

		236,527,469

Internet & Direct Marketing Retail - 9.7%
Chewy, Inc., Class A (A) (B)	258,245	15,228,708
DoorDash, Inc., Class A (A)	789,229	117,516,198
Grab Holdings Ltd., Class A (A)	2,550,946	18,188,245
MercadoLibre, Inc. (A)	31,984	43,127,226
Wayfair, Inc., Class A (A) (B)	277,954	52,802,921

		246,863,298

IT Services - 32.3%
Adyen NV (A) (C)	17,891	47,082,705
Block, Inc., Class A (A)	613,373	99,065,873
Cloudflare, Inc., Class A (A)	1,222,594	160,771,111
Fastly, Inc., Class A (A) (B)	286,885	10,170,073
MongoDB, Inc. (A) (B)	86,022	45,535,746
Okta, Inc. (A)	126,937	28,455,467
Shopify, Inc., Class A (A)	123,855	170,596,639
Snowflake, Inc., Class A (A)	549,251	186,058,776
Twilio, Inc., Class A (A)	292,094	76,920,034

		824,656,424

Life Sciences Tools & Services - 1.0%
10X Genomics, Inc., Class A (A)	181,302	27,006,746

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 3.0%
Royalty Pharma PLC, Class A	1,897,718	$ 75,624,062

Real Estate Management & Development - 1.6%
Zillow Group, Inc., Class C (A) (B)	648,688	41,418,729

Software - 17.1%
Bill.com Holdings, Inc. (A)	275,936	68,749,454
Datadog, Inc., Class A (A)	582,884	103,817,469
Trade Desk, Inc., Class A (A)	1,021,960	93,652,415
Unity Software, Inc. (A)	685,010	97,949,580
Zoom Video Communications, Inc., Class A (A)	394,413	72,536,495

		436,705,413

Specialty Retail - 2.2%
Carvana Co. (A)	247,435	57,352,959

Total Common Stocks (Cost $1,947,273,128)		2,460,843,189

OTHER INVESTMENT COMPANY - 1.3%
Securities Lending Collateral - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (D)	31,929,867	31,929,867

Total Other Investment Company (Cost $31,929,867)		31,929,867

	Principal	Value
REPURCHASE AGREEMENT - 3.3%
Fixed Income Clearing Corp., 0.00% (D), dated 12/31/2021, to be repurchased at $83,996,090 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $85,676,029.	$83,996,090	83,996,090

Total Repurchase Agreement (Cost $83,996,090)		83,996,090

Total Investments Excluding Options Purchased (Cost $2,063,199,085)		2,576,769,146
Total Options Purchased - 0.1% (Cost $15,243,674)		3,478,902

Total Investments (Cost $2,078,442,759)		2,580,248,048
Net Other Assets (Liabilities) - (1.1)%		(28,559,655)

Net Assets - 100.0%		$2,551,688,393

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premiums Paid	Value
Put - USD vs. CNH	GSI	USD	7.27	11/10/2022	USD	643,088,656	$3,087,221	$1,942,771
Put - USD vs. CNH	JPM	USD	7.31	08/05/2022	USD	314,465,100	2,135,847	423,584
Put - USD vs. CNH	JPM	USD	7.38	07/27/2022	USD	201,201,640	1,067,375	222,328
Put - USD vs. CNH	JPM	USD	7.28	07/22/2022	USD	692,473,991	3,226,125	862,823
Put - USD vs. CNH	GSI	USD	7.57	03/30/2022	USD	547,614,990	2,720,039	26,833
Put - USD vs. CNH	BNP	USD	7.45	01/06/2022	USD	563,334,228	3,007,067	563

Total							$15,243,674	$3,478,902

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,413,760,484	$47,082,705	$—	$2,460,843,189
Other Investment Company	31,929,867	—	—	31,929,867
Repurchase Agreement	—	83,996,090	—	83,996,090
Over-the-Counter Foreign Exchange Options Purchased	—	3,478,902	—	3,478,902

Total Investments	$2,445,690,351	$134,557,697	$—	$2,580,248,048

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $119,534,879, collateralized by cash collateral of $31,929,867 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $90,249,081. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of the 144A security is $47,082,705, representing 1.8% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2021.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $1,994,446,669) (including securities loaned of $119,534,879)	$2,496,251,958
Repurchase agreement, at value (cost $83,996,090)	83,996,090
Foreign currency, at value (cost $2,766,693)	2,686,560
Receivables and other assets:
Investments sold	7,043,809
Net income from securities lending	78,161
Shares of beneficial interest sold	629,031
Tax reclaims	11,267

Total assets	2,590,696,876

Liabilities:
Cash collateral received upon return of:
Securities on loan	31,929,867
Cash collateral at broker for:
OTC derivatives (A)	3,673,000
Payables and other liabilities:
Investments purchased	194,914
Shares of beneficial interest redeemed	1,143,166
Investment management fees	1,553,193
Distribution and service fees	202,863
Transfer agent costs	6,431
Trustees, CCO and deferred compensation fees	27,252
Audit and tax fees	37,247
Custody fees	80,002
Legal fees	14,618
Printing and shareholder reports fees	99,067
Other accrued expenses	46,863

Total liabilities	39,008,483

Net assets	$2,551,688,393

Net assets consist of:
Capital stock ($0.01 par value)	$891,772
Additional paid-in capital	1,325,446,444
Total distributable earnings (accumulated losses)	1,225,350,177

Net assets	$2,551,688,393

Net assets by class:
Initial Class	$1,621,983,965
Service Class	929,704,428

Shares outstanding:
Initial Class	55,497,714
Service Class	33,679,517

Net asset value and offering price per share:
Initial Class	$29.23
Service Class	27.60

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$1,358,257
Interest income	1
Net income from securities lending	524,208
Withholding taxes on foreign income	(40,394)

Total investment income	1,842,072

Expenses:
Investment management fees	20,700,139
Distribution and service fees:
Service Class	2,560,431
Transfer agent costs	41,240
Trustees, CCO and deferred compensation fees	118,998
Audit and tax fees	55,724
Custody fees	203,587
Legal fees	177,802
Printing and shareholder reports fees	82,570
Other	132,245

Total expenses	24,072,736

Net investment income (loss)	(22,230,664)

Net realized gain (loss) on:
Investments	753,327,711
Foreign currency transactions	(340)

Net realized gain (loss)	753,327,371

Net change in unrealized appreciation (depreciation) on:
Investments	(688,419,085)
Translation of assets and liabilities denominated in foreign currencies	(81,909)

Net change in unrealized appreciation (depreciation)	(688,500,994)

Net realized and change in unrealized gain (loss)	64,826,377

Net increase (decrease) in net assets resulting from operations	$42,595,713

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$(22,230,664)	$(18,242,342)
Net realized gain (loss)	753,327,371	796,865,233
Net change in unrealized appreciation (depreciation)	(688,500,994)	1,057,539,972

Net increase (decrease) in net assets resulting from operations	42,595,713	1,836,162,863

Dividends and/or distributions to shareholders:
Initial Class	(508,545,840)	(64,534,205)
Service Class	(277,018,189)	(26,620,126)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(785,564,029)	(91,154,331)

Capital share transactions:
Proceeds from shares sold:
Initial Class	120,848,693	92,292,520
Service Class	110,241,887	154,492,370

	231,090,580	246,784,890

Dividends and/or distributions reinvested:
Initial Class	508,545,840	64,534,205
Service Class	277,018,189	26,620,126

	785,564,029	91,154,331

Cost of shares redeemed:
Initial Class	(548,679,168)	(750,239,455)
Service Class	(148,902,782)	(80,969,769)

	(697,581,950)	(831,209,224)

Net increase (decrease) in net assets resulting from capital share transactions	319,072,659	(493,270,003)

Net increase (decrease) in net assets	(423,895,657)	1,251,738,529

Net assets:
Beginning of year	2,975,584,050	1,723,845,521

End of year	$2,551,688,393	$2,975,584,050

Capital share transactions - shares:
Shares issued:
Initial Class	3,320,077	3,418,899
Service Class	3,037,195	5,660,710

	6,357,272	9,079,609

Shares reinvested:
Initial Class	15,099,342	2,027,465
Service Class	8,700,320	870,223

	23,799,662	2,897,688

Shares redeemed:
Initial Class	(14,393,442)	(25,285,002)
Service Class	(4,189,873)	(3,292,369)

	(18,583,315)	(28,577,371)

Net increase (decrease) in shares outstanding:
Initial Class	4,025,977	(19,838,638)
Service Class	7,547,642	3,238,564

	11,573,619	(16,600,074)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$38.86	$18.46	$16.20	$18.06	$13.45

Investment operations:
Net investment income (loss) (A)	(0.25)	(0.19)	(0.13)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	1.48	21.70	4.00	1.81	5.84

Total investment operations	1.23	21.51	3.87	1.72	5.75

Dividends and/or distributions to shareholders:
Net realized gains	(10.86)	(1.11)	(1.61)	(3.58)	(1.14)

Net asset value, end of year	$29.23	$38.86	$18.46	$16.20	$18.06

Total return	(0.53)%	117.87%	23.74%	6.68%	43.59%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,621,984	$2,000,396	$1,316,457	$262,181	$239,786
Expenses to average net assets	0.72%	0.73%	0.82%	0.87%	0.87%
Net investment income (loss) to average net assets	(0.66)%	(0.70)%	(0.68)%	(0.48)%	(0.54)%
Portfolio turnover rate	59%	52%	209%	50%	61%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$37.32	$17.80	$15.70	$17.63	$13.18

Investment operations:
Net investment income (loss) (A)	(0.32)	(0.26)	(0.16)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	1.46	20.89	3.87	1.79	5.72

Total investment operations	1.14	20.63	3.71	1.65	5.59

Dividends and/or distributions to shareholders:
Net realized gains	(10.86)	(1.11)	(1.61)	(3.58)	(1.14)

Net asset value, end of year	$27.60	$37.32	$17.80	$15.70	$17.63

Total return	(0.83)%	117.29%	23.47%	6.44%	43.26%

Ratio and supplemental data:
Net assets end of year (000’s)	$929,704	$975,188	$407,389	$121,507	$103,535
Expenses to average net assets	0.97%	0.98%	1.07%	1.12%	1.12%
Net investment income (loss) to average net assets	(0.91)%	(0.96)%	(0.90)%	(0.73)%	(0.79)%
Portfolio turnover rate	59%	52%	209%	50%	61%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$31,929,867	$—	$—	$—	$31,929,867
Total Borrowings	$31,929,867	$—	$—	$—	$31,929,867

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Open option contracts at December 31, 2021, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$3,478,902	$—	$—	$—	$3,478,902
Total	$—	$3,478,902	$—	$—	$—	$3,478,902

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(11,947,259)	$—	$—	$—	$(11,947,259)
Total	$—	$(11,947,259)	$—	$—	$—	$(11,947,259)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(1,896,164)	$—	$—	$—	$(1,896,164)
Total	$—	$(1,896,164)	$—	$—	$—	$(1,896,164)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Options:
Average value of option contracts purchased	$2,846,982

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
BNP Paribas	$563	$—	$(563)	$—	$—	$—	$—	$—
Goldman Sachs International	1,969,604	—	(1,969,604)	—	—	—	—	—
JPMorgan Chase Bank, N.A.	1,508,735	—	(1,508,735)	—	—	—	—	—

Total	$3,478,902	$—	$(3,478,902)	$—	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoint	Rate
Effective August 1, 2021
First $750 million	0.755%
Over $750 million up to $1.5 billion	0.715
Over $1.5 billion up to $3 billion	0.645
Over $3 billion up to $5 billion	0.630
Over $5 billion up to $7 billion	0.570
Over $7 billion	0.550
Prior to August 1, 2021
First $750 million	0.755
Over $750 million up to $1.5 billion	0.715
Over $1.5 billion up to $3 billion	0.645
Over $3 billion up to $5 billion	0.630
Over $5 billion	0.580

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.76%	May 1, 2022
Service Class	1.01	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$1,697,112,069	$—	$2,060,203,680	$—

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$2,078,825,142	$651,046,434	$(149,623,528)	$501,422,906

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$344,284,780	$441,279,249	$—	$12,068,159	$79,086,172	$—

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$92,337,885	$631,669,520	$—	$—	$—	$501,342,772

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Capital Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Capital Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $441,279,249 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

(unaudited)

MARKET ENVIRONMENT

2021 was a strong year for global developed markets and a stellar one for U.S. stocks, bolstered by robust corporate earnings, strong economic activity, and historic fiscal and monetary stimuli. The rebound off the 2020 pandemic lows continued in 2021 despite headwinds from COVID-19 variants and supply chain disruptions (both hammering emerging markets), as well as increasing inflation and the need for accelerated Central Bank tapering (which especially affected domestic growth stocks). On a total return basis, the S&P 500® Index led the pack with a gain of 28.71% and reached new record highs 70 times in 2021. Moreover, it has now finished higher in 12 of the last 13 years and has doubled in value over the last three. The MSCI EAFE Index also performed well in 2021, closing the year with a gain of 11.78%, while the MSCI Emerging Markets Index proved to be more sensitive to the inflationary and supply chain pressures. Coupled with China’s economic slowdown, the Index had its weakest return since 2018, at -2.22%. Fixed income investments were also negatively impacted by the environment, with the Bloomberg US Aggregate Bond Index realizing a loss of 1.54% for the year.

The first quarter of 2021 saw a couple of whipsaw events as investors shifted focus from optimism (due to increasing anticipated fiscal stimulus) to the reality of looming inflation concerns, rising yields, and potential vaccine deployment delays. This uncertainty caused elevated volatility repeatedly through the quarter. However, equities rallied starting at the end of March 2021 and through the summer, as investors deemed these economic pressures largely transitory. The equity rally retreated in September (due to the same familiar concerns – supply chains, labor shortages, and persisting inflation), leaving most equity indices with net losses in the third quarter.

Nonetheless, investor sentiment recovered as markets hiked to new highs through most of November. Starting after the Thanksgiving holiday however, the confluence of the new Omicron variant and the needed hawkish pivot from the Federal Reserve resulted in heightened volatility that continued into the third week of December. Equities rebounded to end the year with strong December returns, as data suggested Omicron was a less severe strain of COVID-19 and yearly rebalancing activity buoyed stocks.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP, Service Class returned 7.18%. By comparison, its primary and secondary benchmarks, the MSCI All Country World Index and the Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark, returned 18.54% and 6.43%, respectively.

STRATEGY REVIEW

Transamerica Morgan Stanley Global Allocation Managed Risk-Balanced VP normally invests at least 80% of its net assets in Transamerica Morgan Stanley Global Allocation VP, a diversified global portfolio that targets roughly a 60/40 split between equities and bonds. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivatives overlay strategy that aims to manage the Portfolio’s volatility and guard against severe, sustained market declines. MMRS seeks to reshape the return distribution for the Portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is expected to improve returns during sustained crises and gradual recoveries, but detract from returns during sharp recoveries.

The Portfolio underperformed its primary benchmark, but outperformed its secondary benchmark in 2021. Having maintained full equity exposure during the rally at the start of the year, the Portfolio was able to participate in market gains as the market reached all-time highs. As the market experienced several drawdowns and elevated volatility in the first quarter, the Portfolio engaged in light hedging on and off in an effort to defend against this market environment. The Portfolio outperformed its benchmark in the first quarter, having benefitted from outperformance of the underlying fund holding relative to the benchmark. For the rest of the year, the Portfolio did not implement further hedges, as the level of market volatility was within the Portfolio’s tolerance.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

(unaudited)

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	97.4%
Repurchase Agreement	2.7
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	7.18%	6.32%	3.83%	11/10/2014
MSCI All Country World Index (A)	18.54%	14.40%	10.67%
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP Blended Benchmark (A) (B) (C)	6.43%	9.26%	7.05%

(A) The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark is composed of the following benchmarks: 50% MSCI All Country World Index and 50% Bloomberg Global Aggregate Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 50% MSCI ACWI Index and 50% Bloomberg Barclays Global Aggregate Index.

(C) The Bloomberg Global Aggregate Index measures the performance of the global investment grade, fixed-rate bond markets, including Treasuries, government-related and corporate securities, as well as asset-, mortgage- and commercial mortgage-backed securities from both developed and emerging markets issuers.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,010.80	$2.38	$1,022.80	$2.40	0.47%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
INVESTMENT COMPANY - 97.4%
International Mixed Allocation Fund - 97.4%
Transamerica Morgan Stanley Global Allocation VP (A)	32,008,091	$ 292,553,955

Total Investment Company (Cost $283,937,310)		292,553,955

	Principal	Value
REPURCHASE AGREEMENT - 2.7%
Fixed Income Clearing Corp., 0.00% (B), dated 12/31/2021, to be repurchased at $7,964,000 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.38%, due 12/31/2028, and with a value of $8,123,368.	$ 7,964,000	7,964,000

Total Repurchase Agreement (Cost $7,964,000)		7,964,000

Total Investments (Cost $291,901,310)		300,517,955
Net Other Assets (Liabilities) - (0.1)%		(222,472)

Net Assets - 100.0%		$ 300,295,483

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$292,553,955	$—	$—	$292,553,955
Repurchase Agreement	—	7,964,000	—	7,964,000

Total Investments	$292,553,955	$7,964,000	$—	$300,517,955

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2021	Shares as of December 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica Morgan Stanley Global Allocation VP	$287,552,032	$44,278,348	$(1,885,308)	$(741,348)	$(19,649,769)	$292,553,955	32,008,091	$39,359,458	$4,918,890

(B)	Rate disclosed reflects the yield at December 31, 2021.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Affiliated investments, at value (cost $283,937,310)	$292,553,955
Repurchase agreement, at value (cost $7,964,000)	7,964,000
Receivables and other assets:
Shares of beneficial interest sold	443
Variation margin receivable on futures contracts	112

Total assets	300,518,510

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	52,061
Investment management fees	62,798
Distribution and service fees	63,243
Transfer agent costs	661
Trustees, CCO and deferred compensation fees	3,317
Audit and tax fees	14,544
Custody fees	1,357
Legal fees	1,444
Printing and shareholder reports fees	17,955
Other accrued expenses	5,647

Total liabilities	223,027

Net assets	$300,295,483

Net assets consist of:
Capital stock ($0.01 par value)	$287,422
Additional paid-in capital	278,875,543
Total distributable earnings (accumulated losses)	21,132,518

Net assets	$300,295,483

Shares outstanding	28,742,204

Net asset value and offering price per share	$10.45

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income from affiliated investments	$39,359,458

Total investment income	39,359,458

Expenses:
Investment management fees	609,007
Distribution and service fees	761,259
Transfer agent costs	4,151
Trustees, CCO and deferred compensation fees	12,681
Audit and tax fees	20,621
Custody fees	8,109
Legal fees	17,562
Printing and shareholder reports fees	16,978
Other	19,374

Total expenses before waiver and/or reimbursement and recapture	1,469,742

Expense waived and/or reimbursed	(50,381)
Recapture of previously waived and/or reimbursed fees	16,378

Net expenses	1,435,739

Net investment income (loss)	37,923,719

Net realized gain (loss) on:
Affiliated investments	(741,348)
Capital gain distributions received from affiliated investment companies	4,918,890
Futures contracts	(1,509,406)

Net realized gain (loss)	2,668,136

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(19,649,769)
Translation of assets and liabilities denominated in foreign currencies	(2,739)

Net change in unrealized appreciation (depreciation)	(19,652,508)

Net realized and change in unrealized gain (loss)	(16,984,372)

Net increase (decrease) in net assets resulting from operations	$20,939,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$37,923,719	$15,786,257
Net realized gain (loss)	2,668,136	(28,023,731)
Net change in unrealized appreciation (depreciation)	(19,652,508)	30,544,323

Net increase (decrease) in net assets resulting from operations	20,939,347	18,306,849

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(15,733,696)	(10,782,082)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(15,733,696)	(10,782,082)

Capital share transactions:
Proceeds from shares sold	6,220,723	15,889,710
Dividends and/or distributions reinvested	15,733,696	10,782,082
Cost of shares redeemed	(25,925,339)	(21,949,160)

Net increase (decrease) in net assets resulting from capital share transactions	(3,970,920)	4,722,632

Net increase (decrease) in net assets	1,234,731	12,247,399

Net assets:
Beginning of year	299,060,752	286,813,353

End of year	$300,295,483	$299,060,752

Capital share transactions - shares:
Shares issued	591,534	1,653,596
Shares reinvested	1,514,311	1,121,965
Shares redeemed	(2,443,245)	(2,279,279)

Net increase (decrease) in shares outstanding	(337,400)	496,282

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018		December 31, 2017
Net asset value, beginning of year	$10.28	$10.03		$9.01	$9.88		$8.84

Investment operations:
Net investment income (loss) (A)	1.32	0.54		0.13	0.33		0.13
Net realized and unrealized gain (loss)	(0.59)	0.09		1.18	(1.09)		0.97

Total investment operations	0.73	0.63		1.31	(0.76)		1.10

Dividends and/or distributions to shareholders:
Net investment income	(0.56)	(0.13)		(0.29)	(0.11)		(0.06)
Net realized gains	—	(0.25)		—	—		—

Total dividends and/or distributions to shareholders	(0.56)	(0.38)		(0.29)	(0.11)		(0.06)

Net asset value, end of year	$10.45	$10.28		$10.03	$9.01		$9.88

Total return	7.18%	6.49%		14.71%	(7.76)%		12.51%

Ratio and supplemental data:
Net assets end of year (000’s)	$300,295	$299,061		$286,813	$228,627		$207,765
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.48%	0.53%		0.56%	0.57%		0.56%
Including waiver and/or reimbursement and recapture	0.47%	0.51	%(C)	0.57%	0.57	%(D)	0.57%
Net investment income (loss) to average net assets	12.45%	5.60%		1.41%	3.40%		1.42%
Portfolio turnover rate	—%	5%		—%	—%		—%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Effective May 1, 2020, the Portfolio’s operating expense limit changed from 0.57% to 0.47%.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$85,132	$(1,594,538)	$—	$—	$(1,509,406)
Total	$—	$85,132	$(1,594,538)	$—	$—	$(1,509,406)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts — short	$(882,328)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance depends on the Portfolio’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.

Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.

Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to negative events affecting those issuers.

7. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2021, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica Morgan Stanley Global Allocation VP	97.35%

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2 billion	0.20%
Over $2 billion up to $4 billion	0.19
Over $4 billion up to $6 billion	0.18
Over $6 billion up to $8 billion	0.17
Over $8 billion up to $10 billion	0.16
Over $10 billion	0.15

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.47%	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2019, December 31, 2020 and December 31, 2021, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2019	2020	2021	Total
Service Class	$—	$64,679	$50,381	$115,060

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ —	$ 18,885,309

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarilydue to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 295,256,535	$ 5,261,420	$ —	$ 5,261,420

As of December 31, 2021, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 12,026,250	$ 9,974,120

During the year ended December 31, 2021, the capital loss carryforwards utilized are $3,142,940.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 15,733,696	$ —	$ —	$ 3,670,390	$ 7,111,692	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 37,871,527	$ —	$ (22,000,370)	$ —	$ —	$ 5,261,361

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

11. LEGAL PROCEEDINGS (continued)

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

(unaudited)

MARKET ENVIRONMENT

Global markets were characterized by a broad reflation trade for most of 2021, aided by the deployment of vaccines and strong economic rebound in developed markets, and record fiscal and monetary stimulus. However, optimism peaked in the first quarter, and as the summer progressed, concerns arose around the more contagious Delta variant of COVID-19, moderating growth, higher rates, waning stimulus, and supply-chain bottlenecks causing inflation.

Global equities had positive performance in 2021. Developed markets led, where vaccination and reopening campaigns were rolled out the earliest. U.S. markets were the strongest globally (S&P 500® Index rising 28.7%), supported by bold government stimulus and positive economic surprises. Emerging markets underperformed substantially, held back by COVID-19 outbreaks and lack of vaccination, higher rates and increased discussion of Federal Reserve tapering, U.S. dollar strength and peaking growth in China amid regulatory activity, credit tightening, and a brewing property market crisis. Chinese equities were among the largest underperformers in the MSCI Emerging Markets Index.

Bond prices fell in 2021. Safe, government bond yields surged higher in the first quarter amid optimism around stimulus, economic reopening, and vaccinations. By the second quarter, market concerns over the prospect of peaking stimulus and growth, and the spread of the Delta variant in emerging markets all conspired to cause the reflation trade to pause and even reverse. Government bond yields bottomed in early August and began to rise again as it became increasingly clear that the temporary supply shortages associated with COVID-19 were having a durable impact on inflation, causing policymakers to accelerate withdrawal of accommodation.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Morgan Stanley Global Allocation VP, Service Class returned 8.18%. By comparison, its primary and secondary benchmarks, the MSCI All Country World Index and the Transamerica Morgan Stanley Global Allocation VP Blended Benchmark, returned 18.54% and 8.78%, respectively.

STRATEGY REVIEW

The Portfolio’s strategy is a top down, tactical, global macro strategy, focusing on economic cycles and their impacts on markets. The strategy seeks to take contrarian views, focusing on being overweight underpriced or unpopular assets, and underweight expensive or very popular assets. The strategy typically invests around multi-year global macroeconomic themes and then looks for opportunities to invest around these themes across all asset classes.

•

The Portfolio’s asset allocation mix of average overweight positions in global equities, global fixed income and commodities had a negative impact on performance for the fiscal year ended December 31, 2021.

•

Top-down thematic contributors included our overweight in exploration and production stocks versus U.S. equities as well as positions in our Value Recovery theme, such as overweight value stocks versus expensively valued and low-volatility stocks in the U.S., and U.S. banks versus U.S. equities. Other contributors included overweight positions in U.S. homebuilders versus U.S. equities, and in global auto stocks versus global equities.

•

Top-down thematic detractors included overweight positions in Mexican and Brazilian bonds versus U.S. Treasuries, in global equities (ex-China, ex-U.S.) versus U.S. equities, in defensive currencies versus the U.S. dollar, in gold miner stocks versus U.S. equities, and in Chinese internet stocks versus global equities. Other detractors included positions in our Long Virus-Impacted Assets theme such as overweight European Monetary Union transport infrastructure and airport versus developed markets equities, and in EMU toll road stocks versus EMU equities.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Cyril Moullé-Berteaux

Mark Bavoso

Sergei Parmenov

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	35.8%
Foreign Government Obligations	28.6
Repurchase Agreements	14.6
Corporate Debt Securities	11.8
U.S. Government Obligations	4.6
U.S. Government Agency Obligations	3.3
Mortgage-Backed Securities	1.0
Other Investment Company	0.8
Asset-Backed Securities	0.4
Preferred Stocks	0.1
Short-Term U.S. Government Obligations	0.0	*
Convertible Bonds	0.0	*
Loan Assignments	0.0	*
Net Other Assets (Liabilities) ^	(1.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	8.42%	9.87%	7.93%	05/01/2011
Service Class	8.18%	9.60%	7.66%	05/01/2009
MSCI All Country World Index (A)	18.54%	14.40%	11.85%
Transamerica Morgan Stanley Global Allocation VP Blended Benchmark (A) (B) (C)	8.78%	10.41%	8.52%

(A) The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The Transamerica Morgan Stanley Global Allocation VP Blended Benchmark is composed of the following benchmarks: 60% MSCI All Country World Index and 40% Bloomberg US Global Aggregate Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 60% MSCI ACWI Index and 40% Bloomberg Barclays Global Aggregate Index.

(C) The Bloomberg US Global Aggregate Index measures the performance of the global investment grade, fixed-rate bond markets, including Treasuries, government-related and corporate securities, as well as asset-, mortgage- and commercial mortgage-backed securities from both developed and emerging markets issuers.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Investing internationally, globally or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,013.60	$4.21	$1,021.00	$4.23	0.83%
Service Class	1,000.00	1,012.20	5.43	1,019.80	5.45	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 35.8%
Argentina - 0.0% (A)
MercadoLibre, Inc. (B)	246	$331,706

Australia - 1.0%
Afterpay Ltd. (B)	2,817	170,130
Ampol Ltd.	2,993	64,586
APA Group	14,477	105,959
Aristocrat Leisure Ltd.	7,497	237,650
ASX Ltd.	2,394	161,809
Aurizon Holdings Ltd.	22,797	57,885
AusNet Services Ltd.	23,716	44,344
Australia & New Zealand Banking Group Ltd.	36,387	728,282
BHP Group Ltd. (C)	36,758	1,109,846
BHP Group PLC	26,371	785,100
BlueScope Steel Ltd.	6,325	96,177
Brambles Ltd.	17,856	138,096
Cochlear Ltd.	824	129,564
Coles Group Ltd.	16,511	215,506
Commonwealth Bank of Australia	22,031	1,618,894
Computershare Ltd.	6,723	97,826
Crown Resorts Ltd. (B)	4,609	40,105
CSL Ltd.	5,757	1,217,682
Dexus, REIT	13,478	109,042
Domino’s Pizza Enterprises Ltd.	740	63,546
Endeavour Group Ltd.	16,752	82,147
Evolution Mining Ltd.	22,471	66,376
Fortescue Metals Group Ltd.	21,147	295,555
Goodman Group, REIT	20,608	397,324
GPT Group, REIT	23,952	94,450
IDP Education Ltd.	2,593	65,368
Insurance Australia Group Ltd.	31,224	96,774
Lendlease Corp. Ltd.	8,689	67,579
Macquarie Group Ltd.	4,339	648,415
Magellan Financial Group Ltd. (C)	1,693	26,162
Medibank Pvt Ltd.	33,905	82,636
Mirvac Group, REIT	49,498	104,796
National Australia Bank Ltd.	41,878	878,707
Newcrest Mining Ltd.	10,302	183,483
Northern Star Resources Ltd.	13,894	95,122
Orica Ltd.	5,112	50,916
Origin Energy Ltd.	21,900	83,491
Qantas Airways Ltd. (B)	11,605	42,301
QBE Insurance Group Ltd.	18,469	152,511
Quintis Pty Ltd. (D) (E) (F)	1,725,383	1
Ramsay Health Care Ltd.	2,285	118,865
REA Group Ltd.	654	79,766
Reece Ltd.	3,587	70,541
Rio Tinto Ltd.	4,596	334,750
Santos Ltd.	39,599	181,793
Scentre Group, REIT	64,077	147,317
SEEK Ltd.	4,149	98,950
Sonic Healthcare Ltd.	5,720	194,055
South32 Ltd.	57,590	168,017
Stockland, REIT	29,564	91,199
Suncorp Group Ltd.	15,918	128,203
Sydney Airport (B)	16,377	103,423
Tabcorp Holdings Ltd.	27,841	101,684
Telstra Corp. Ltd.	51,426	156,395
Transurban Group	37,798	380,049
Treasury Wine Estates Ltd.	8,888	80,055

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
Vicinity Centres, REIT	48,196	$ 59,260
Washington H Soul Pattinson & Co. Ltd. (C)	2,730	58,812
Wesfarmers Ltd.	13,969	602,675
Westpac Banking Corp.	45,805	711,498
WiseTech Global Ltd.	1,760	75,011
Woodside Petroleum Ltd.	12,020	191,781
Woolworths Group Ltd.	15,681	433,645

		15,273,887

Austria - 0.0% (A)
Erste Group Bank AG	3,845	180,255
OMV AG	1,657	93,708
Raiffeisen Bank International AG	1,653	48,550
Verbund AG	784	88,109
voestalpine AG	1,292	46,878

		457,500

Belgium - 0.1%
Ageas SA	2,209	114,556
Anheuser-Busch InBev SA	9,773	591,599
Elia Group SA	399	52,558
Etablissements Franz Colruyt NV	699	29,652
Groupe Bruxelles Lambert SA (C) (D)	614	68,639
Groupe Bruxelles Lambert SA	853	95,327
KBC Group NV	3,257	279,812
Proximus SADP	2,072	40,433
Sofina SA	200	98,366
Solvay SA	961	111,817
UCB SA	1,646	188,053
Umicore SA	2,565	104,399

		1,775,211

Bermuda - 0.0% (A)
Arch Capital Group Ltd. (B)	2,200	97,790
Athene Holding Ltd., Class A (B)	750	62,498
Everest Re Group Ltd.	222	60,810

		221,098

Canada - 1.7%
Agnico Eagle Mines Ltd.	3,053	162,165
Air Canada (B) (C)	2,256	37,685
Algonquin Power & Utilities Corp. (C)	8,401	121,338
Alimentation Couche-Tard, Inc.	10,630	445,385
AltaGas Ltd. (C)	3,494	75,435
Ballard Power Systems, Inc. (B) (C)	2,996	37,635
Bank of Montreal	8,069	868,744
Bank of Nova Scotia	15,211	1,076,837
Barrick Gold Corp.	22,494	427,670
BCE, Inc.	927	48,228
Blackberry Ltd. (B) (C)	6,892	64,401
Brookfield Asset Management, Inc., Class A	17,548	1,059,719
CAE, Inc. (B)	4,011	101,183
Cameco Corp.	5,118	111,589
Canadian Apartment Properties, REIT	1,083	51,335
Canadian Imperial Bank of Commerce (C)	5,670	660,928
Canadian National Railway Co. (C)	8,814	1,082,667
Canadian Natural Resources Ltd.	14,950	631,707
Canadian Pacific Railway Ltd.	1,459	104,960
Canadian Pacific Railway Ltd. (C)	8,366	601,714
Canadian Tire Corp. Ltd., Class A	742	106,430
Canadian Utilities Ltd., Class A	1,641	47,597

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Canada (continued)
Canopy Growth Corp. (B) (C)	3,044	$ 26,567
CCL Industries, Inc., Class B	1,953	104,725
Cenovus Energy, Inc.	16,578	203,269
CGI, Inc. (B)	2,704	239,094
Constellation Software, Inc.	258	478,683
Dollarama, Inc.	3,611	180,728
Emera, Inc.	3,202	160,030
Empire Co. Ltd., Class A	2,153	65,597
Enbridge, Inc.	25,359	990,544
Fairfax Financial Holdings Ltd.	336	165,281
First Quantum Minerals Ltd.	7,599	181,843
FirstService Corp.	509	100,034
Fortis, Inc.	5,907	284,995
Franco-Nevada Corp.	2,448	338,553
George Weston Ltd.	968	112,231
GFL Environmental, Inc. (C)	2,032	76,834
Gildan Activewear, Inc.	2,477	105,017
Great-West Lifeco, Inc.	3,478	104,372
Hydro One Ltd. (G)	4,104	106,773
iA Financial Corp., Inc.	1,383	79,135
IGM Financial, Inc.	1,076	38,806
Imperial Oil Ltd.	3,079	111,043
Intact Financial Corp.	2,258	293,498
Ivanhoe Mines Ltd., Class A (B)	7,681	62,665
Keyera Corp. (C)	2,767	62,408
Kinross Gold Corp.	15,661	90,875
Kirkland Lake Gold Ltd.	3,355	140,597
Lightspeed Commerce, Inc. (B)	1,436	57,987
Loblaw Cos. Ltd.	2,166	177,465
Lululemon Athletica, Inc. (B)	667	261,097
Lundin Mining Corp.	8,592	67,109
Magna International, Inc. (C)	3,547	286,996
Manulife Financial Corp.	24,206	461,367
Metro, Inc.	3,037	161,628
National Bank of Canada	4,238	323,106
Northland Power, Inc. (C)	2,809	84,273
Nutrien Ltd. (C)	7,027	528,185
Nuvei Corp. (B) (G)	752	48,748
Onex Corp.	971	76,209
Open Text Corp.	3,391	160,952
Pan American Silver Corp. (C)	2,638	65,817
Parkland Corp. (C)	1,932	53,105
Pembina Pipeline Corp. (C)	6,907	209,512
Power Corp. of Canada (C)	6,954	229,793
Quebecor, Inc., Class B	2,155	48,638
Restaurant Brands International, Inc.	3,563	216,042
RioCan, REIT	1,988	36,053
Ritchie Bros Auctioneers, Inc. (C)	1,429	87,449
Rogers Communications, Inc., Class B	4,467	212,694
Royal Bank of Canada	17,848	1,894,220
Saputo, Inc.	3,083	69,462
Shaw Communications, Inc., Class B	5,702	173,050
Shopify, Inc., Class A (B)	1,484	2,043,297
Sun Life Financial, Inc. (C)	7,330	408,004
Suncor Energy, Inc.	18,647	466,562
TC Energy Corp. (C)	12,284	571,301
Teck Resources Ltd., Class B	6,041	173,978
TELUS Corp.	5,606	132,023

	Shares	Value
COMMON STOCKS (continued)
Canada (continued)
TFI International, Inc.	1,061	$ 118,996
Thomson Reuters Corp.	2,220	265,480
TMX Group Ltd.	719	72,898
Toromont Industries Ltd.	1,055	95,379
Toronto-Dominion Bank	22,842	1,751,229
Tourmaline Oil Corp.	3,883	125,366
West Fraser Timber Co. Ltd. (C)	1,237	118,013
Wheaton Precious Metals Corp.	5,666	243,133
WSP Global, Inc.	1,514	219,784

		25,625,949

Chile - 0.0% (A)
Antofagasta PLC	4,998	90,550

Denmark - 0.4%
Ambu A/S, B Shares	2,080	54,899
AP Moller - Maersk A/S, Class A	39	129,385
AP Moller - Maersk A/S, Class B	73	260,560
Carlsberg AS, Class B	1,264	218,227
Chr Hansen Holding A/S	1,314	103,609
Coloplast A/S, Class B	1,499	263,937
Danske Bank A/S	8,585	148,211
Demant A/S (B)	1,365	69,896
DSV A/S	2,552	594,688
Genmab A/S (B)	861	343,671
GN Store Nord A/S	1,540	96,628
Novo Nordisk A/S, Class B	21,054	2,364,909
Novozymes A/S, B Shares	2,575	211,433
Orsted AS (G)	2,394	306,593
Pandora A/S	1,248	155,240
ROCKWOOL International A/S, B Shares	104	45,415
Tryg A/S	4,481	110,580
Vestas Wind Systems A/S	12,841	391,074

		5,868,955

Finland - 0.2%
Elisa OYJ	1,810	111,453
Fortum OYJ	5,770	176,968
Kesko OYJ, B Shares	3,513	117,091
Kone OYJ, Class B	4,370	313,585
Neste OYJ	5,419	266,700
Nokia OYJ (B)	68,708	435,175
Nordea Bank Abp	40,117	489,369
Orion OYJ, Class B	1,341	55,704
Sampo OYJ, A Shares	6,316	316,103
Stora Enso OYJ, R Shares	7,439	136,531
UPM-Kymmene OYJ	6,857	260,899
Wartsila OYJ Abp	6,064	85,052

		2,764,630

France - 2.3%
Accor SA (B)	15,192	492,074
Aeroports de Paris (B)	379	48,888
Air Liquide SA	6,081	1,061,468
Airbus SE (B)	7,475	956,216
Alstom SA	4,067	144,557
Amundi SA (G)	783	64,674
Arkema SA	782	110,265
AXA SA	24,793	739,119
BioMerieux	526	74,796
BNP Paribas SA	14,563	1,007,565

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Bollore SA	11,483	$ 64,321
Bouygues SA	2,923	104,794
Bureau Veritas SA	3,784	125,710
Capgemini SE	2,064	506,396
Carrefour SA	7,852	143,971
Cie de Saint-Gobain	6,561	462,150
Cie Generale des Etablissements Michelin SCA	2,150	352,847
CNP Assurances	2,206	54,626
Covivio, REIT	672	55,238
Credit Agricole SA	15,897	227,139
Danone SA	8,337	518,150
Dassault Aviation SA	322	34,827
Dassault Systemes SE	8,640	514,555
Edenred	3,229	149,144
Eiffage SA	25,896	2,666,995
Electricite de France SA	6,137	72,175
Engie SA	23,653	350,453
EssilorLuxottica SA	3,679	784,262
Eurazeo SE	510	44,593
Faurecia SE	1,477	70,340
Gecina SA, REIT	587	82,134
Getlink SE	5,621	93,177
Hermes International	407	711,735
Ipsen SA	486	44,542
Kering SA	966	777,442
Klepierre SA, REIT (B)	2,599	61,694
L’Oreal SA	3,203	1,520,456
La Francaise DES Jeux SAEM (G)	1,224	54,264
Legrand SA	3,432	402,064
LVMH Moet Hennessy Louis Vuitton SE	3,574	2,958,161
Orange SA	25,481	273,072
Orpea SA	656	65,798
Pernod Ricard SA	2,681	645,565
Publicis Groupe SA	2,930	197,480
Remy Cointreau SA	290	70,655
Renault SA (B)	2,436	84,713
Safran SA	4,392	538,331
Sanofi	14,284	1,440,517
Sartorius Stedim Biotech	363	199,364
Schneider Electric SE	6,961	1,366,762
SEB SA	350	54,551
Societe Generale SA	10,421	358,361
Sodexo SA	1,126	98,787
Suez SA	4,512	101,762
Teleperformance	757	337,843
Thales SA	1,381	117,606
TotalEnergies SE	31,981	1,624,994
Ubisoft Entertainment SA (B)	1,205	59,087
Unibail-Rodamco-Westfield, REIT (B)	1,591	111,616
Valeo	2,879	87,122
Veolia Environnement SA	8,398	308,442
Vinci SA	66,115	6,993,512
Vivendi SE	9,942	134,582
Wendel SE	347	41,639
Worldline SA (B) (G)	3,106	173,308

		34,193,446

Germany - 1.2%
adidas AG	2,458	707,770

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Allianz SE	5,282	$ 1,245,805
BASF SE	11,666	818,782
Bayer AG	12,221	652,654
Bayerische Motoren Werke AG	4,252	425,380
Bechtle AG	1,074	76,425
Beiersdorf AG	1,277	130,899
Brenntag SE	1,985	179,253
Carl Zeiss Meditec AG	522	109,503
Commerzbank AG (B)	12,762	96,552
Continental AG (B)	1,372	144,150
Covestro AG (G) (H)	2,429	149,500
Daimler AG	12,650	966,512
Daimler Truck Holding AG (B)	5,986	220,058
Delivery Hero SE (B) (G) (H)	2,110	233,557
Deutsche Bank AG (B)	26,402	328,837
Deutsche Boerse AG	2,414	403,076
Deutsche Lufthansa AG (B)	7,629	53,418
Deutsche Post AG	12,625	812,050
Deutsche Telekom AG	42,525	785,755
E.ON SE	28,528	396,466
Evonik Industries AG	2,678	86,514
Fresenius Medical Care AG & Co. KGaA	2,646	171,535
Fresenius SE & Co. KGaA	5,375	216,040
GEA Group AG	1,955	106,781
Hannover Rueck SE	769	145,800
HeidelbergCement AG	1,891	127,977
HelloFresh SE (B)	2,191	167,914
Henkel AG & Co. KGaA	1,318	102,740
Infineon Technologies AG	16,703	768,980
KION Group AG	933	101,908
Knorr-Bremse AG	941	92,937
LANXESS AG	1,053	65,116
LEG Immobilien SE	932	129,942
Merck KGaA	1,646	423,445
MTU Aero Engines AG	686	139,288
Muenchener Rueckversicherungs-Gesellschaft AG	1,779	525,176
Nemetschek SE	765	97,816
Puma SE	1,356	165,601
Rational AG	67	68,525
RWE AG	8,246	334,099
SAP SE	13,283	1,869,443
Scout24 SE (G)	1,097	76,600
Siemens AG	9,768	1,691,845
Siemens Healthineers AG (G)	3,610	269,159
Symrise AG	1,629	240,920
Telefonica Deutschland Holding AG	13,345	37,016
Uniper SE	1,167	55,409
United Internet AG	1,267	50,232
Volkswagen AG	417	121,903
Vonovia SE	9,425	519,338
Zalando SE (B) (G)	2,926	235,708

		18,142,109

Hong Kong - 0.4%
AIA Group Ltd.	155,738	1,569,853
BOC Hong Kong Holdings Ltd.	47,200	154,659
Budweiser Brewing Co. APAC Ltd. (G)	21,818	57,220
Chow Tai Fook Jewellery Group Ltd. (B)	25,983	46,717

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
CK Asset Holdings Ltd.	25,349	$ 159,781
CK Hutchison Holdings Ltd.	34,526	222,718
CK Infrastructure Holdings Ltd.	8,336	53,079
CLP Holdings Ltd.	20,737	209,430
ESR Cayman Ltd. (B) (G)	25,519	86,235
Futu Holdings Ltd., ADR (B) (C)	667	28,881
Galaxy Entertainment Group Ltd. (B)	28,471	147,512
Hang Lung Properties Ltd.	25,849	53,173
Hang Seng Bank Ltd.	9,688	177,296
Henderson Land Development Co. Ltd.	18,698	79,611
HK Electric Investments & HK Electric Investments Ltd.	33,545	32,910
HKT Trust & HKT Ltd.	48,300	64,916
Hong Kong & China Gas Co. Ltd.	142,471	221,813
Hong Kong Exchanges & Clearing Ltd.	15,399	899,347
Hongkong Land Holdings Ltd.	14,981	77,901
Jardine Matheson Holdings Ltd.	2,564	141,046
Link, REIT	26,732	235,350
Melco Resorts & Entertainment Ltd., ADR (B)	2,789	28,392
MTR Corp. Ltd.	19,641	105,415
New World Development Co. Ltd.	19,505	77,169
Power Assets Holdings Ltd.	17,474	108,911
Sino Land Co. Ltd.	42,676	53,143
SITC International Holdings Co. Ltd.	17,119	61,911
Sun Hung Kai Properties Ltd.	16,600	201,391
Swire Pacific Ltd., Class A	6,411	36,464
Swire Properties Ltd.	15,047	37,707
Techtronic Industries Co. Ltd.	17,861	355,500
WH Group Ltd. (G)	108,107	67,796
Wharf Real Estate Investment Co. Ltd.	21,421	108,787
Xinyi Glass Holdings Ltd.	23,931	59,846

		6,021,880

Ireland - 0.4%
Accenture PLC, Class A	3,466	1,436,830
Allegion PLC	496	65,690
Aptiv PLC (B)	1,498	247,095
CRH PLC	10,004	529,842
DCC PLC	1,240	101,543
Experian PLC	11,702	575,281
Flutter Entertainment PLC (B)	2,128	336,759
James Hardie Industries PLC, CDI	5,522	222,170
Jazz Pharmaceuticals PLC (B)	341	43,443
Kerry Group PLC, Class A	2,018	260,191
Kingspan Group PLC	2,006	239,802
Medtronic PLC	7,517	777,634
Smurfit Kappa Group PLC	3,161	174,326
Trane Technologies PLC	1,320	266,680

		5,277,286

Israel - 0.1%
Azrieli Group Ltd.	562	53,621
Bank Hapoalim BM	15,047	154,863
Bank Leumi Le-Israel BM	19,245	206,422
Check Point Software Technologies Ltd. (B)	1,407	164,000
CyberArk Software Ltd. (B)	527	91,319
Elbit Systems Ltd.	351	60,672
Fiverr International Ltd. (B)	387	44,002
ICL Group Ltd.	9,355	90,108

	Shares	Value
COMMON STOCKS (continued)
Israel (continued)
Inmode Ltd. (B)	658	$ 46,442
Israel Discount Bank Ltd., A Shares	15,418	103,520
Kornit Digital Ltd. (B)	613	93,329
Mizrahi Tefahot Bank Ltd.	1,862	71,707
Nice Ltd. (B)	836	253,522
SolarEdge Technologies, Inc. (B)	297	83,329
Teva Pharmaceutical Industries Ltd., ADR (B)	14,605	116,986
Wix.com Ltd. (B)	742	117,080

		1,750,922

Italy - 0.5%
Amplifon SpA	1,577	84,855
Assicurazioni Generali SpA (C)	14,061	297,175
Atlantia SpA (B)	112,197	2,226,187
Davide Campari-Milano NV	6,642	96,922
DiaSorin SpA	319	60,688
Enel SpA	102,904	822,828
Eni SpA	31,901	443,353
Ferrari NV	1,617	416,225
FinecoBank Banca Fineco SpA	7,841	137,316
Infrastrutture Wireless Italiane SpA (G)	4,229	51,281
Intesa Sanpaolo SpA	210,682	544,175
Mediobanca Banca di Credito Finanziario SpA	7,890	90,581
Moncler SpA	2,638	190,644
Nexi SpA (B) (G)	6,047	95,823
Poste Italiane SpA (G)	6,620	86,724
Prysmian SpA	3,219	121,086
Recordati Industria Chimica e Farmaceutica SpA	1,339	85,983
Snam SpA	25,634	154,398
Telecom Italia SpA	125,936	61,958
Terna - Rete Elettrica Nazionale (C)	17,800	143,996
UniCredit SpA	26,897	413,443

		6,625,641

Jersey, Channel Islands - 0.0% (A)
Novocure Ltd. (B)	531	39,868

Jordan - 0.0% (A)
Hikma Pharmaceuticals PLC	2,221	66,708

Luxembourg - 0.1%
ArcelorMittal SA	8,465	271,245
Aroundtown SA	12,767	77,015
Eurofins Scientific SE	1,712	212,063
Tenaris SA	5,957	62,173

		622,496

Macau - 0.0% (A)
Sands China Ltd. (B)	31,990	74,503

Netherlands - 1.0%
ABN AMRO Bank NV, CVA (G)	5,429	79,833
Adyen NV (B) (G)	259	681,595
Akzo Nobel NV	2,415	265,325
Argenx SE (B)	611	219,330
ASM International NV	611	270,389
ASML Holding NV	5,369	4,319,778
Euronext NV (G)	1,110	115,316
EXOR NV	1,383	123,803
Heineken Holding NV	1,491	137,752
Heineken NV	3,346	376,599
IMCD NV	766	169,796

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
ING Groep NV	50,646	$ 705,879
JDE Peet’s NV	1,285	39,647
Just Eat Takeaway.com NV (B) (G)	2,370	130,784
Koninklijke Ahold Delhaize NV	13,414	460,217
Koninklijke DSM NV	2,270	511,710
Koninklijke KPN NV	43,132	134,059
Koninklijke Philips NV	11,897	443,793
NN Group NV	3,482	188,738
NXP Semiconductors NV	1,472	335,292
Prosus NV (B)	12,185	1,020,054
QIAGEN NV (B)	2,932	162,581
Randstad NV	1,548	105,814
Royal Dutch Shell PLC, A Shares	51,275	1,125,582
Royal Dutch Shell PLC, B Shares	45,911	1,008,205
Stellantis NV	25,563	482,593
Universal Music Group NV	9,350	263,782
Wolters Kluwer NV	3,472	409,517

		14,287,763

New Zealand - 0.0% (A)
Auckland International Airport Ltd. (B)	15,998	84,369
Fisher & Paykel Healthcare Corp. Ltd.	7,234	162,312
Mercury Ltd.	8,388	35,159
Meridian Energy Ltd.	16,395	54,460
Ryman Healthcare Ltd.	5,283	44,324
Spark New Zealand Ltd.	22,878	70,825
Xero Ltd. (B)	1,655	170,307

		621,756

Norway - 0.1%
Adevinta ASA (B)	3,426	45,511
Aker BP ASA	1,669	51,319
DnB Bank ASA	12,265	280,546
Equinor ASA	13,022	344,813
Gjensidige Forsikring ASA	2,629	63,782
Mowi ASA	5,802	137,314
Norsk Hydro ASA	17,719	139,424
Orkla ASA	9,913	99,364
Schibsted ASA, B Shares	1,316	44,382
Schibsted ASA, Class A	981	37,822
Telenor ASA	9,288	145,999
Yara International ASA	2,173	109,559

		1,499,835

Poland - 0.0% (A)
InPost SA (B)	2,536	30,599

Portugal - 0.0% (A)
EDP - Energias de Portugal SA	36,843	202,682
Galp Energia SGPS SA	6,584	63,865
Jeronimo Martins SGPS SA	3,716	85,036

		351,583

Republic of South Africa - 0.0% (A)
Thungela Resources Ltd. (B) (C)	1,924	9,951

Singapore - 0.2%
Ascendas, REIT	42,500	93,036
CapitaLand Integrated Commercial Trust, REIT	61,676	93,365
Capitaland Investment Ltd. (B)	33,000	83,504
City Developments Ltd.	5,200	26,278
DBS Group Holdings Ltd.	22,900	554,997

	Shares	Value
COMMON STOCKS (continued)
Singapore (continued)
Genting Singapore Ltd.	75,900	$ 43,650
Keppel Corp. Ltd.	18,300	69,528
Mapletree Commercial Trust, REIT	27,400	40,665
Mapletree Logistics Trust, REIT	39,200	55,268
Oversea-Chinese Banking Corp. Ltd.	42,700	361,220
Sea Ltd., ADR (B)	1,900	425,049
Singapore Airlines Ltd. (B)	17,300	64,060
Singapore Exchange Ltd.	10,200	70,392
Singapore Technologies Engineering Ltd.	19,800	55,245
Singapore Telecommunications Ltd.	104,700	180,249
United Overseas Bank Ltd.	15,000	299,421
UOL Group Ltd.	5,900	31,041
Venture Corp. Ltd.	3,500	47,555
Wilmar International Ltd.	24,500	75,267

		2,669,790

Spain - 0.4%
ACS Actividades de Construccion y Servicios SA	3,116	83,076
Aena SME SA (B) (G)	957	150,712
Amadeus IT Group SA (B)	5,749	389,002
Banco Bilbao Vizcaya Argentaria SA	85,483	506,998
Banco Santander SA	221,784	736,562
CaixaBank SA	56,964	155,605
Cellnex Telecom SA (G)	6,528	378,151
EDP Renovaveis SA	3,830	95,494
Enagas SA	3,175	73,760
Endesa SA (C)	4,064	93,559
Ferrovial SA	50,545	1,580,727
Grifols SA (C)	3,812	73,353
Iberdrola SA	73,943	875,483
Industria de Diseno Textil SA	13,764	443,889
Melia Hotels International SA (B)	10,936	74,108
Naturgy Energy Group SA (C)	2,491	81,020
Red Electrica Corp. SA (C)	5,500	118,934
Repsol SA	18,443	218,423
Siemens Gamesa Renewable Energy SA (B)	3,074	73,001
Telefonica SA	66,977	290,426

		6,492,283

Sweden - 0.6%
Alfa Laval AB	3,912	157,143
Assa Abloy AB, B Shares	12,374	377,172
Atlas Copco AB, A Shares	8,332	575,748
Atlas Copco AB, B Shares	4,851	284,949
Boliden AB	3,403	131,219
Electrolux AB, B Shares (B)	2,778	67,282
Embracer Group AB (B) (C)	5,961	63,240
Epiroc AB, Class A	8,312	210,175
Epiroc AB, Class B	4,880	103,198
EQT AB	3,722	201,770
Essity AB, Class B	7,450	243,055
Evolution AB (G)	2,118	299,360
Fastighets AB Balder, B Shares (B)	1,318	94,848
Getinge AB, B Shares	2,895	126,170
H&M Hennes & Mauritz AB, B Shares (C)	8,980	176,206
Hexagon AB, B Shares	24,989	395,839
Husqvarna AB, B Shares	5,238	83,750
ICA Gruppen AB	1,249	73,866
Industrivarden AB, A Shares	1,641	52,142
Industrivarden AB, C Shares	1,959	61,377

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Investment AB Latour, B Shares	1,853	$ 75,285
Investor AB, A Shares	6,241	164,186
Investor AB, B Shares	22,687	569,292
Kinnevik AB (B)	3,011	107,052
L E Lundbergforetagen AB, B Shares	940	52,664
Lifco AB, B Shares	2,921	87,246
Lundin Energy AB	2,453	87,775
Nibe Industrier AB, B Shares	17,916	270,710
Sagax AB, B Shares	2,072	69,697
Sandvik AB	14,058	391,846
Securitas AB, B Shares	3,882	53,403
Sinch AB (B) (G)	6,641	83,798
Skandinaviska Enskilda Banken AB, Class A	20,076	278,726
Skanska AB, B Shares	4,258	110,032
SKF AB, B Shares	4,764	112,667
Svenska Cellulosa AB SCA, Class B	7,490	132,905
Svenska Handelsbanken AB, A Shares	18,174	196,423
Swedbank AB, A Shares	11,238	225,837
Swedish Match AB	18,311	145,365
Tele2 AB, B Shares	6,214	88,647
Telefonaktiebolaget LM Ericsson, B Shares	36,029	396,428
Telia Co. AB	32,857	128,503
Volvo AB, A Shares	2,512	58,925
Volvo AB, B Shares	17,951	415,144

		8,081,065

Switzerland - 1.7%
ABB Ltd.	20,837	794,156
Adecco Group AG	1,962	99,978
Alcon, Inc.	6,442	568,219
Bachem Holding AG	79	61,861
Baloise Holding AG	584	95,316
Barry Callebaut AG	45	109,244
Chocoladefabriken Lindt & Spruengli AG	14	314,300
Chubb Ltd.	2,424	468,583
Cie Financiere Richemont SA, Class A	6,593	985,224
Clariant AG (B)	2,716	56,419
Coca-Cola HBC AG (B)	2,523	87,253
Credit Suisse Group AG	33,591	325,686
EMS-Chemie Holding AG (C)	88	98,347
Garmin Ltd.	846	115,200
Geberit AG	457	372,516
Givaudan SA	116	608,606
Glencore PLC (B)	124,536	632,037
Holcim Ltd. (B)	6,567	333,991
Julius Baer Group Ltd.	2,789	186,507
Kuehne & Nagel International AG	686	220,931
Logitech International SA	2,206	185,056
Lonza Group AG	947	788,461
Nestle SA	35,457	4,950,410
Novartis AG	27,765	2,439,765
Partners Group Holding AG	291	480,386
Roche Holding AG	9,238	3,845,870
Schindler Holding AG	778	208,532
SGS SA	76	253,361
Siemens Energy AG (B)	5,139	131,118
Sika AG (C)	1,778	738,967
Sonova Holding AG	692	270,431
STMicroelectronics NV	8,707	429,923

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Straumann Holding AG	130	$ 274,897
Swatch Group AG	1,035	150,821
Swiss Life Holding AG	398	243,169
Swiss Prime Site AG	960	94,241
Swiss Re AG	3,811	376,197
Swisscom AG	328	185,033
TE Connectivity Ltd.	1,786	288,153
Temenos AG	851	117,303
UBS Group AG	44,584	800,251
VAT Group AG (G)	346	171,451
Vifor Pharma AG	635	112,806
Zurich Insurance Group AG	1,892	828,846

		24,899,822

United Kingdom - 2.1%
3i Group PLC	12,286	240,965
Abrdn PLC	27,333	89,125
Admiral Group PLC	2,417	103,282
Amcor PLC	8,566	102,878
Anglo American PLC	16,369	668,233
Ashtead Group PLC	5,657	454,981
Associated British Foods PLC	4,440	120,676
AstraZeneca PLC	19,835	2,329,840
Auto Trader Group PLC (G)	12,060	120,796
AVEVA Group PLC	1,534	70,679
Aviva PLC	48,787	271,010
BAE Systems PLC	40,429	300,865
Barclays PLC	211,520	535,386
Barratt Developments PLC	12,866	130,263
Berkeley Group Holdings PLC	1,398	90,356
BP PLC	250,605	1,121,077
British American Tobacco PLC	26,826	992,543
British Land Co. PLC, REIT	11,046	79,391
BT Group PLC (C)	110,157	252,804
Bunzl PLC	4,236	165,415
Burberry Group PLC	5,061	124,505
Clarivate PLC (B) (C)	1,961	46,123
CNH Industrial NV	13,051	252,331
Coca-Cola Europacific Partners PLC	2,661	148,830
Compass Group PLC (B)	22,661	506,408
Croda International PLC	1,740	238,344
Diageo PLC	29,266	1,598,780
Entain PLC (B)	7,520	171,307
Evraz PLC	6,353	51,732
Ferguson PLC	2,797	496,139
G4S PLC (B) (D) (E) (I)	27,853	92,366
GlaxoSmithKline PLC	63,119	1,372,594
Halma PLC	4,779	206,996
Hargreaves Lansdown PLC	4,490	82,349
HSBC Holdings PLC	256,750	1,559,166
IHS Markit Ltd.	2,099	278,999
Imperial Brands PLC	11,863	259,564
Informa PLC (B)	18,895	132,122
InterContinental Hotels Group PLC (B)	11,460	741,614
Intertek Group PLC	2,042	155,610
J Sainsbury PLC	22,160	82,725
JD Sports Fashion PLC	32,689	96,368
Johnson Matthey PLC	2,432	67,351
Kingfisher PLC	26,931	123,319

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Land Securities Group PLC, REIT	8,803	$ 92,510
Legal & General Group PLC	74,870	301,487
Liberty Global PLC, Class A (B)	868	24,078
Liberty Global PLC, Class C (B)	1,896	53,259
Linde PLC	2,852	988,018
Lloyds Banking Group PLC	892,655	577,545
London Stock Exchange Group PLC	4,095	384,115
M&G PLC	32,571	87,953
Melrose Industries PLC	55,707	120,568
Mondi PLC	6,098	150,717
National Grid PLC	45,451	651,991
Natwest Group PLC	72,673	222,013
Next PLC	1,682	185,549
NMC Health PLC (B) (D) (E) (J)	77,617	0
Ocado Group PLC (B)	6,141	139,478
Pearson PLC	9,454	78,468
Pentair PLC	906	66,165
Persimmon PLC	4,029	155,751
Phoenix Group Holdings PLC	8,080	71,438
Prudential PLC	32,732	564,660
Reckitt Benckiser Group PLC	8,977	770,605
RELX PLC	24,492	796,291
Rentokil Initial PLC	23,649	186,939
Rio Tinto PLC	14,035	929,337
Rolls-Royce Holdings PLC (B)	104,933	174,529
Sage Group PLC	13,133	151,560
Schroders PLC	1,562	75,267
Segro PLC, REIT	15,163	294,826
Severn Trent PLC	3,150	125,651
Smith & Nephew PLC	11,075	193,903
Smiths Group PLC	4,975	106,362
Spirax-Sarco Engineering PLC	925	200,951
SSE PLC	13,183	294,245
St. James’s Place PLC	6,754	153,904
Standard Chartered PLC	33,187	201,422
Taylor Wimpey PLC	46,359	110,125
Tesco PLC	96,666	379,312
Unilever PLC	33,015	1,763,143
United Utilities Group PLC	8,579	126,456
Vodafone Group PLC	346,672	526,766
Whitbread PLC (B)	12,679	513,992
Willis Towers Watson PLC	715	169,805
WPP PLC	14,991	227,159

		30,514,520

United States - 21.3%
10X Genomics, Inc., Class A (B)	435	64,798
3M Co.	3,207	569,659
A.O. Smith Corp.	735	63,100
Abbott Laboratories	9,787	1,377,422
AbbVie, Inc.	9,691	1,312,161
ABIOMED, Inc. (B)	255	91,588
Activision Blizzard, Inc.	4,423	294,262
Adobe, Inc. (B)	2,570	1,457,344
Advance Auto Parts, Inc.	343	82,279
Advanced Micro Devices, Inc. (B)	6,782	975,930
AES Corp.	3,729	90,615
Affirm Holdings, Inc. (B)	505	50,783
Aflac, Inc.	3,526	205,883

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Agilent Technologies, Inc.	1,676	$ 267,573
AGNC Investment Corp., REIT	2,948	44,338
Air Products & Chemicals, Inc.	1,227	373,327
Airbnb, Inc., Class A (B)	1,335	222,264
Akamai Technologies, Inc. (B)	896	104,868
Albemarle Corp.	641	149,847
Alexandria Real Estate Equities, Inc., REIT	801	178,591
Align Technology, Inc. (B)	423	277,987
Alleghany Corp. (B)	77	51,404
Alliant Energy Corp.	1,376	84,583
Allstate Corp.	1,638	192,711
Ally Financial, Inc.	2,004	95,410
Alnylam Pharmaceuticals, Inc. (B)	646	109,549
Alphabet, Inc., Class A (B)	1,673	4,846,748
Alphabet, Inc., Class C (B)	1,600	4,629,744
Altria Group, Inc.	10,102	478,734
Amazon.com, Inc. (B)	2,572	8,575,922
AMC Entertainment Holdings, Inc., Class A (B)	3,153	85,762
AMERCO	55	39,943
Ameren Corp.	1,417	126,127
American Electric Power Co., Inc.	2,765	246,002
American Express Co.	3,783	618,899
American Financial Group, Inc.	398	54,653
American International Group, Inc.	4,779	271,734
American Tower Corp., REIT	2,507	733,298
American Water Works Co., Inc.	1,003	189,427
Ameriprise Financial, Inc.	636	191,856
AmerisourceBergen Corp.	862	114,551
AMETEK, Inc.	1,273	187,182
Amgen, Inc.	3,184	716,304
Amphenol Corp., Class A	3,283	287,131
Analog Devices, Inc.	3,007	528,540
Annaly Capital Management, Inc., REIT	8,100	63,342
ANSYS, Inc. (B)	480	192,538
Anthem, Inc.	1,347	624,388
Aon PLC, Class A	1,264	379,908
Apollo Global Management, Inc. (C)	985	71,344
Apple, Inc.	90,897	16,140,580
Applied Materials, Inc.	5,045	793,881
Aramark	37,360	1,376,716
Archer-Daniels-Midland Co.	3,102	209,664
Arista Networks, Inc. (B)	1,267	182,131
Arrow Electronics, Inc. (B)	398	53,439
Arthur J Gallagher & Co.	1,140	193,424
Asana, Inc., Class A (B)	401	29,895
Assurant, Inc.	330	51,434
AT&T, Inc.	39,743	977,678
Atmos Energy Corp.	725	75,958
Autodesk, Inc. (B)	1,214	341,365
Automatic Data Processing, Inc.	2,334	575,518
AutoZone, Inc. (B)	118	247,374
Avalara, Inc. (B)	493	63,651
AvalonBay Communities, Inc., REIT	772	194,999
Avantor, Inc. (B)	2,940	123,892
Avery Dennison Corp.	460	99,622
Baker Hughes Co.	4,554	109,569
Ball Corp.	1,804	173,671
Bank of America Corp.	225,884	10,049,579

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Bank of New York Mellon Corp.	4,564	$ 265,077
Bath & Body Works, Inc.	1,458	101,754
Bausch Health Cos., Inc. (B)	3,876	107,062
Baxter International, Inc.	2,780	238,635
Becton Dickinson & Co.	1,600	402,368
Bentley Systems, Inc., Class B	963	46,542
Berkshire Hathaway, Inc., Class B (B)	7,313	2,186,587
Best Buy Co., Inc.	1,267	128,727
Bill.com Holdings, Inc. (B)	413	102,899
Bio-Rad Laboratories, Inc., Class A (B)	125	94,446
Bio-Techne Corp.	217	112,263
Biogen, Inc. (B)	832	199,613
BioMarin Pharmaceutical, Inc. (B)	1,033	91,266
Black Knight, Inc. (B)	865	71,700
BlackRock, Inc.	841	769,986
Blackstone, Inc.	3,823	494,658
Block, Inc., Class A (B)	2,273	367,112
Bloomin’ Brands, Inc. (B)	12,579	263,907
Boeing Co. (B)	3,148	633,755
Booking Holdings, Inc. (B)	230	551,823
Booz Allen Hamilton Holding Corp.	753	63,847
BorgWarner, Inc.	1,340	60,394
Boston Properties, Inc., REIT	839	96,636
Boston Scientific Corp. (B)	7,965	338,353
Brinker International, Inc. (B)	6,482	237,176
Bristol-Myers Squibb Co.	12,468	777,380
Broadcom, Inc.	2,115	1,407,342
Broadridge Financial Solutions, Inc.	638	116,639
Brookfield Renewable Corp., Class A	1,689	62,155
Brown & Brown, Inc.	1,335	93,824
Brown-Forman Corp., Class B	1,711	124,663
Bunge Ltd.	780	72,821
Burlington Stores, Inc. (B)	372	108,442
Cable One, Inc.	30	52,904
Cadence Design Systems, Inc. (B)	1,508	281,016
Caesars Entertainment, Inc. (B)	1,196	111,862
Camden Property Trust, REIT	556	99,346
Campbell Soup Co.	1,074	46,676
Capital One Financial Corp.	2,474	358,953
Cardinal Health, Inc.	1,623	83,568
Carlyle Group, Inc.	885	48,587
CarMax, Inc. (B)	893	116,295
Carnival Corp. (B) (C)	4,647	93,498
Carrier Global Corp.	4,635	251,402
Carvana Co. (B)	422	97,815
Catalent, Inc. (B)	960	122,909
Caterpillar, Inc.	3,060	632,624
Cboe Global Markets, Inc.	582	75,893
CBRE Group, Inc., Class A (B)	1,861	201,937
CDW Corp.	767	157,066
Celanese Corp.	613	103,021
Centene Corp. (B)	3,101	255,522
CenterPoint Energy, Inc.	3,266	91,154
Ceridian HCM Holding, Inc. (B)	761	79,494
Cerner Corp.	1,668	154,907
CF Industries Holdings, Inc.	1,157	81,892
CH Robinson Worldwide, Inc.	711	76,525
Charles River Laboratories International, Inc. (B)	278	104,745

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Charles Schwab Corp.	8,097	$ 680,958
Charter Communications, Inc., Class A (B)	716	466,811
Cheesecake Factory, Inc. (B)	7,504	293,782
Cheniere Energy, Inc.	1,338	135,700
Chevron Corp.	10,808	1,268,319
Chewy, Inc., Class A (B) (C)	542	31,962
Chipotle Mexican Grill, Inc. (B)	157	274,475
Choice Hotels International, Inc.	2,782	433,964
Church & Dwight Co., Inc.	1,365	139,913
Cigna Corp.	1,872	429,867
Cincinnati Financial Corp.	841	95,815
Cintas Corp.	509	225,574
Cisco Systems, Inc.	22,886	1,450,286
CIT Group, Inc.	1,682	86,354
Citigroup, Inc.	57,816	3,491,508
Citizens Financial Group, Inc.	11,428	539,973
Citrix Systems, Inc.	691	65,362
Clorox Co.	678	118,216
Cloudflare, Inc., Class A (B)	1,352	177,788
CME Group, Inc.	2,000	456,920
CMS Energy Corp.	1,596	103,820
Coca-Cola Co.	22,404	1,326,541
Cognex Corp.	979	76,127
Cognizant Technology Solutions Corp., Class A	2,888	256,223
Coinbase Global, Inc., Class A (B)	219	55,269
Colgate-Palmolive Co.	4,383	374,045
Comcast Corp., Class A	25,290	1,272,846
Comerica, Inc.	2,948	256,476
Conagra Brands, Inc.	2,658	90,771
ConocoPhillips	135,107	9,752,023
Consolidated Edison, Inc.	1,945	165,947
Constellation Brands, Inc., Class A	930	233,402
Cooper Cos., Inc.	276	115,627
Copart, Inc. (B)	1,187	179,973
Corning, Inc.	4,503	167,647
Corteva, Inc.	4,096	193,659
CoStar Group, Inc. (B)	2,218	175,289
Costco Wholesale Corp.	2,320	1,317,064
Coterra Energy, Inc.	82,700	1,571,300
Coupa Software, Inc. (B)	423	66,855
Cracker Barrel Old Country Store, Inc.	3,268	420,396
Crowdstrike Holdings, Inc., Class A (B)	1,065	218,059
Crown Castle International Corp., REIT	2,368	494,296
Crown Holdings, Inc.	705	77,987
CSX Corp.	12,509	470,338
Cummins, Inc.	804	175,385
CVS Health Corp.	7,246	747,497
D.R. Horton, Inc.	37,644	4,082,492
Danaher Corp.	3,562	1,171,934
Darden Restaurants, Inc.	18,972	2,857,942
Datadog, Inc., Class A (B)	1,060	188,797
Dave & Buster’s Entertainment, Inc. (B)	6,720	258,048
DaVita, Inc. (B)	377	42,888
Deere & Co.	1,646	564,397
Dell Technologies, Inc., Class C (B)	1,543	86,670
Delta Air Lines, Inc. (B)	902	35,250
Denny’s Corp. (B)	8,936	142,976
DENTSPLY SIRONA, Inc.	1,210	67,506

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Devon Energy Corp.	66,432	$ 2,926,330
DexCom, Inc. (B)	535	287,268
Diamondback Energy, Inc.	18,129	1,955,213
Digital Realty Trust, Inc., REIT	1,561	276,094
Dine Brands Global, Inc.	2,425	183,839
Discover Financial Services	1,646	190,212
Discovery, Inc., Class A (B) (C)	945	22,245
Discovery, Inc., Class C (B)	1,748	40,029
DISH Network Corp., Class A (B)	1,371	44,475
DocuSign, Inc. (B)	1,113	169,521
Dollar General Corp.	1,296	305,636
Dollar Tree, Inc. (B)	1,226	172,278
Dominion Energy, Inc.	4,486	352,420
Domino’s Pizza, Inc.	204	115,123
DoorDash, Inc., Class A (B)	608	90,531
Dover Corp.	802	145,643
Dow, Inc.	4,129	234,197
DraftKings, Inc., Class A (B) (C)	1,860	51,094
Dropbox, Inc., Class A (B)	1,754	43,043
DTE Energy Co.	1,069	127,788
Duke Energy Corp.	4,222	442,888
Duke Realty Corp., REIT	2,094	137,450
DuPont de Nemours, Inc.	2,874	232,162
Dynatrace, Inc. (B)	1,031	62,221
East West Bancorp, Inc.	2,729	214,718
Eastman Chemical Co.	748	90,441
Eaton Corp. PLC	2,190	378,476
eBay, Inc.	3,612	240,198
Ecolab, Inc.	1,422	333,587
Edison International	2,090	142,643
Edwards Lifesciences Corp. (B)	3,443	446,041
Elanco Animal Health, Inc. (B)	2,389	67,800
Electronic Arts, Inc.	1,575	207,743
Eli Lilly & Co.	4,498	1,242,438
Emerson Electric Co.	3,316	308,289
Enphase Energy, Inc. (B)	709	129,704
Entegris, Inc.	754	104,489
Entergy Corp.	1,105	124,478
EOG Resources, Inc.	3,281	291,451
EPAM Systems, Inc. (B)	313	209,225
Equifax, Inc.	671	196,462
Equinix, Inc., REIT	498	421,228
Equitable Holdings, Inc.	2,072	67,941
Equity Lifestyle Properties, Inc., REIT	966	84,680
Equity Residential, REIT	1,974	178,647
Erie Indemnity Co., Class A	139	26,780
Essential Utilities, Inc.	1,290	69,260
Essex Property Trust, Inc., REIT	363	127,859
Estee Lauder Cos., Inc., Class A	1,274	471,635
Etsy, Inc. (B)	732	160,264
Evergy, Inc.	1,265	86,792
Eversource Energy	1,904	173,226
Exact Sciences Corp. (B)	959	74,639
Exelon Corp.	5,360	309,594
Expedia Group, Inc. (B)	821	148,371
Expeditors International of Washington, Inc.	930	124,890
Extra Space Storage, Inc., REIT	736	166,873
Exxon Mobil Corp.	23,583	1,443,044

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
F5, Inc. (B)	332	$ 81,244
FactSet Research Systems, Inc.	209	101,576
Fair Isaac Corp. (B)	157	68,086
Fastenal Co.	3,153	201,981
FedEx Corp.	1,405	363,389
Fidelity National Financial, Inc.	1,508	78,687
Fidelity National Information Services, Inc.	3,437	375,149
Fifth Third Bancorp	17,945	781,506
First Republic Bank	4,352	898,732
FirstEnergy Corp.	2,995	124,562
Fiserv, Inc. (B)	3,319	344,479
FleetCor Technologies, Inc. (B)	438	98,042
FMC Corp.	711	78,132
Ford Motor Co.	20,941	434,945
Fortinet, Inc. (B)	742	266,675
Fortive Corp.	1,893	144,417
Fortune Brands Home & Security, Inc.	766	81,885
Fox Corp., Class A	1,796	66,272
Fox Corp., Class B	841	28,821
Franklin Resources, Inc.	1,662	55,660
Freeport-McMoRan, Inc.	8,225	343,229
Gartner, Inc. (B)	456	152,450
Generac Holdings, Inc. (B)	351	123,524
General Dynamics Corp.	1,312	273,513
General Electric Co.	6,157	581,652
General Mills, Inc.	3,344	225,319
General Motors Co. (B)	7,023	411,758
Genuine Parts Co.	793	111,179
Gilead Sciences, Inc.	6,983	507,036
Global Payments, Inc.	1,653	223,453
Globe Life, Inc.	538	50,421
GoDaddy, Inc., Class A (B)	934	79,259
Goldman Sachs Group, Inc.	1,902	727,610
Guidewire Software, Inc. (B)	440	49,953
Halliburton Co.	4,962	113,481
Hartford Financial Services Group, Inc.	1,930	133,247
Hasbro, Inc.	722	73,485
HCA Healthcare, Inc.	1,422	365,340
Healthpeak Properties, Inc., REIT	3,008	108,559
HEICO Corp.	240	34,613
HEICO Corp., Class A	402	51,665
Henry Schein, Inc. (B)	785	60,861
Hershey Co.	800	154,776
Hess Corp.	1,558	115,339
Hewlett Packard Enterprise Co.	7,343	115,799
Hilton Grand Vacations, Inc. (B)	5,888	306,824
Hilton Worldwide Holdings, Inc. (B)	15,473	2,413,633
Hologic, Inc. (B)	1,415	108,332
Home Depot, Inc.	5,843	2,424,903
Honeywell International, Inc.	3,781	788,376
Horizon Therapeutics PLC (B)	1,195	128,773
Hormel Foods Corp.	1,624	79,267
Host Hotels & Resorts, Inc., REIT (B)	4,020	69,908
Howmet Aerospace, Inc.	2,140	68,116
HP, Inc.	6,648	250,430
HubSpot, Inc. (B)	250	164,788
Humana, Inc.	709	328,877
Huntington Bancshares, Inc.	27,203	419,470

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Huntington Ingalls Industries, Inc.	224	$ 41,830
Hyatt Hotels Corp., Class A (B)	5,474	524,957
IAC / InterActiveCorp (B)	445	58,166
IDEX Corp.	421	99,491
IDEXX Laboratories, Inc. (B)	471	310,135
Illinois Tool Works, Inc.	1,740	429,432
Illumina, Inc. (B)	812	308,917
Incyte Corp. (B)	1,069	78,465
Ingersoll Rand, Inc.	2,262	139,950
Insulet Corp. (B)	391	104,033
Intel Corp.	22,586	1,163,179
Intercontinental Exchange, Inc.	3,112	425,628
International Business Machines Corp.	4,978	665,359
International Flavors & Fragrances, Inc.	1,387	208,952
International Paper Co.	2,078	97,624
Interpublic Group of Cos., Inc.	2,164	81,042
Intuit, Inc.	1,503	966,760
Intuitive Surgical, Inc. (B)	1,971	708,180
Invesco Ltd.	1,931	44,452
Invitation Homes, Inc., REIT	3,192	144,725
IPG Photonics Corp. (B)	211	36,322
IQVIA Holdings, Inc. (B)	1,069	301,608
Iron Mountain, Inc., REIT	1,584	82,891
J.M. Smucker Co.	593	80,541
Jack Henry & Associates, Inc.	409	68,299
Jackson Financial, Inc., Class A (D)	897	37,557
Jacobs Engineering Group, Inc.	717	99,828
JB Hunt Transport Services, Inc.	465	95,046
Johnson & Johnson	14,685	2,512,163
Johnson Controls International PLC	3,959	321,906
JPMorgan Chase & Co.	83,454	13,214,941
Juniper Networks, Inc.	1,753	62,600
KB Home	8,825	394,742
Kellogg Co.	1,414	91,090
Keurig Dr. Pepper, Inc.	3,886	143,238
KeyCorp	24,869	575,220
Keysight Technologies, Inc. (B)	1,024	211,466
Kimberly-Clark Corp.	1,860	265,831
Kinder Morgan, Inc.	11,386	180,582
KKR & Co., Inc.	2,927	218,062
KLA Corp.	855	367,744
Knight-Swift Transportation Holdings, Inc.	863	52,591
Kraft Heinz Co.	3,708	133,117
Kroger Co.	3,876	175,428
L3 Harris Technologies, Inc.	1,121	239,042
Laboratory Corp. of America Holdings (B)	518	162,761
Lam Research Corp.	786	565,252
Las Vegas Sands Corp. (B)	1,935	72,833
Lear Corp.	330	60,374
Leidos Holdings, Inc.	749	66,586
Lennar Corp., Class A	31,727	3,685,408
Lennox International, Inc.	186	60,331
Liberty Broadband Corp., Class A (B)	141	22,687
Liberty Broadband Corp., Class C (B)	810	130,491
Liberty Media Corp. - Liberty Formula One, Class C (B)	1,077	68,109
Liberty Media Corp. - Liberty SiriusXM, Class A (B)	459	23,340

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Liberty Media Corp. - Liberty SiriusXM, Class C (B)	939	$ 47,748
Lincoln National Corp.	1,002	68,397
Live Nation Entertainment, Inc. (B)	906	108,439
LKQ Corp.	1,543	92,626
Lockheed Martin Corp.	1,380	490,466
Loews Corp.	1,212	70,005
Lowe’s Cos., Inc.	3,828	989,461
Lucid Group, Inc. (B) (C)	2,183	83,063
Lumen Technologies, Inc.	5,246	65,837
Lyft, Inc., Class A (B)	1,501	64,138
LyondellBasell Industries NV, Class A	1,488	137,238
M&T Bank Corp.	3,032	465,655
M/I Homes, Inc. (B)	2,900	180,322
Marathon Oil Corp.	74,726	1,227,001
Marathon Petroleum Corp.	3,561	227,868
Markel Corp. (B)	76	93,784
MarketAxess Holdings, Inc.	209	85,955
Marriott International, Inc., Class A (B)	17,732	2,930,036
Marriott Vacations Worldwide Corp.	2,116	357,562
Marsh & McLennan Cos., Inc.	2,796	486,001
Martin Marietta Materials, Inc.	340	149,777
Marvell Technology, Inc.	4,625	404,641
Masco Corp.	1,365	95,850
Masimo Corp. (B)	290	84,906
Mastercard, Inc., Class A	4,838	1,738,390
Match Group, Inc. (B)	1,467	194,011
McCormick & Co., Inc.	1,372	132,549
McDonald’s Corp.	4,118	1,103,912
McKesson Corp.	859	213,522
MDC Holdings, Inc.	7,112	397,063
Medical Properties Trust, Inc., REIT	3,308	78,168
Merck & Co., Inc.	14,144	1,083,996
Meritage Homes Corp. (B)	3,822	466,513
Meta Platforms, Inc., Class A (B)	13,245	4,454,956
MetLife, Inc.	4,053	253,272
Mettler-Toledo International, Inc. (B)	128	217,243
MGM Resorts International	2,162	97,031
Microchip Technology, Inc.	3,039	264,575
Micron Technology, Inc.	6,262	583,305
Microsoft Corp.	38,869	13,072,422
Mid-America Apartment Communities, Inc., REIT	647	148,448
Moderna, Inc. (B)	2,044	519,135
Mohawk Industries, Inc. (B)	326	59,391
Molina Healthcare, Inc. (B)	322	102,422
Molson Coors Beverage Co., Class B	1,045	48,436
Mondelez International, Inc., Class A	7,644	506,874
MongoDB, Inc. (B)	328	173,627
Monolithic Power Systems, Inc.	248	122,346
Monster Beverage Corp. (B)	2,178	209,175
Moody’s Corp.	926	361,677
Mosaic Co.	2,028	79,680
Motorola Solutions, Inc.	922	250,507
MSCI, Inc.	455	278,774
Nasdaq, Inc.	649	136,296
NetApp, Inc.	1,253	115,263
Netflix, Inc. (B)	2,467	1,486,219

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Neurocrine Biosciences, Inc. (B)	531	$ 45,225
Newell Brands, Inc.	2,146	46,869
Newmont Corp.	4,463	276,795
News Corp., Class A	2,187	48,792
NextEra Energy, Inc.	10,845	1,012,489
NIKE, Inc., Class B	7,072	1,178,690
NiSource, Inc.	2,173	59,997
Nordson Corp.	287	73,262
Norfolk Southern Corp.	1,361	405,183
Northern Trust Corp.	1,105	132,169
Northrop Grumman Corp.	842	325,913
NortonLifeLock, Inc.	3,190	82,876
Novavax, Inc. (B)	413	59,088
NRG Energy, Inc.	1,345	57,943
Nuance Communications, Inc. (B)	1,650	91,278
Nucor Corp.	1,637	186,864
NVIDIA Corp.	14,030	4,126,363
NVR, Inc. (B)	370	2,186,282
O’Reilly Automotive, Inc. (B)	378	266,955
Oak Street Health, Inc. (B) (C)	529	17,531
Occidental Petroleum Corp.	5,236	151,792
Okta, Inc. (B)	704	157,816
Old Dominion Freight Line, Inc.	545	195,317
Omnicom Group, Inc.	1,186	86,898
ON Semiconductor Corp. (B)	2,356	160,020
ONEOK, Inc.	2,484	145,960
Oracle Corp.	8,008	698,378
Otis Worldwide Corp.	2,252	196,082
Owens Corning	579	52,400
PACCAR, Inc.	1,920	169,459
Packaging Corp. of America	531	72,296
Palantir Technologies, Inc., Class A (B)	9,000	163,890
Palo Alto Networks, Inc. (B)	539	300,094
Parker-Hannifin Corp.	710	225,865
Paychex, Inc.	1,786	243,789
Paycom Software, Inc. (B)	286	118,744
PayPal Holdings, Inc. (B)	6,325	1,192,769
PDC Energy, Inc.	9,058	441,849
Peloton Interactive, Inc., Class A (B)	1,642	58,718
People’s United Financial, Inc.	7,356	131,084
PepsiCo, Inc.	7,607	1,321,412
PerkinElmer, Inc.	622	125,059
Pfizer, Inc.	30,880	1,823,464
PG&E Corp. (B)	8,395	101,915
Philip Morris International, Inc.	8,592	816,240
Phillips 66	2,449	177,455
Pinterest, Inc., Class A (B)	3,199	116,284
Pioneer Natural Resources Co.	25,089	4,563,187
Plug Power, Inc. (B)	2,965	83,702
PNC Financial Services Group, Inc.	11,401	2,286,129
Pool Corp.	219	123,954
PPG Industries, Inc.	1,316	226,931
PPL Corp.	4,272	128,416
Principal Financial Group, Inc.	1,485	107,410
Procter & Gamble Co.	13,369	2,186,901
Progressive Corp.	3,248	333,407
Prologis, Inc., REIT	4,084	687,582
Prudential Financial, Inc.	2,142	231,850

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
PTC, Inc. (B)	621	$ 75,234
Public Service Enterprise Group, Inc.	2,792	186,310
Public Storage, REIT	865	323,994
PulteGroup, Inc.	27,134	1,550,979
Qorvo, Inc. (B)	626	97,900
QUALCOMM, Inc.	6,247	1,142,389
Quest Diagnostics, Inc.	671	116,090
Raymond James Financial, Inc.	1,041	104,516
Raytheon Technologies Corp.	8,404	723,248
Realty Income Corp., REIT	3,068	219,638
Regency Centers Corp., REIT	852	64,198
Regeneron Pharmaceuticals, Inc. (B)	579	365,650
Regions Financial Corp.	24,255	528,759
Republic Services, Inc.	1,229	171,384
ResMed, Inc.	821	213,854
RingCentral, Inc., Class A (B)	434	81,310
Rivian Automotive, Inc., Class A (B)	984	102,031
Robert Half International, Inc.	621	69,254
Rockwell Automation, Inc.	639	222,915
Roku, Inc. (B)	657	149,927
Rollins, Inc.	1,238	42,352
Roper Technologies, Inc.	583	286,754
Ross Stores, Inc.	1,984	226,732
Royal Caribbean Cruises Ltd. (B)	1,274	97,971
Royalty Pharma PLC, Class A	1,923	76,632
RPM International, Inc.	716	72,316
S&P Global, Inc.	1,337	630,970
salesforce.com, Inc. (B)	5,395	1,371,031
SBA Communications Corp., REIT	603	234,579
Schlumberger NV	7,769	232,682
Seagate Technology Holdings PLC	1,148	129,701
Seagen, Inc. (B)	767	118,578
Sealed Air Corp.	827	55,798
SEI Investments Co.	675	41,135
Sempra Energy	1,771	234,268
Sensata Technologies Holding PLC (B)	878	54,164
ServiceNow, Inc. (B)	1,091	708,179
Sherwin-Williams Co.	1,383	487,037
Signature Bank	1,400	452,858
Simon Property Group, Inc., REIT	1,834	293,018
Sirius XM Holdings, Inc.	5,561	35,312
Skyworks Solutions, Inc.	913	141,643
Snap, Inc., Class A (B)	6,033	283,732
Snap-on, Inc.	296	63,752
Snowflake, Inc., Class A (B)	1,151	389,901
SoFi Technologies, Inc. (B) (C)	2,973	47,003
Southern Co.	5,827	399,616
Southwest Airlines Co. (B)	851	36,457
Splunk, Inc. (B)	933	107,967
SS&C Technologies Holdings, Inc.	1,272	104,279
Stanley Black & Decker, Inc.	887	167,306
Starbucks Corp.	6,490	759,135
State Street Corp.	2,045	190,185
Steel Dynamics, Inc.	1,157	71,815
STERIS PLC	558	135,823
Stryker Corp.	1,894	506,493
Sun Communities, Inc., REIT	645	135,431
Sunrun, Inc. (B) (C)	973	33,374

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
SVB Financial Group (B)	1,377	$ 933,936
Synchrony Financial	3,178	147,427
Synopsys, Inc. (B)	838	308,803
Sysco Corp.	2,851	223,946
T-Mobile US, Inc. (B)	3,445	399,551
T. Rowe Price Group, Inc.	1,294	254,452
Take-Two Interactive Software, Inc. (B)	654	116,229
Target Corp.	2,714	628,128
Teladoc Health, Inc. (B) (C)	805	73,915
Teledyne Technologies, Inc. (B)	255	111,407
Teleflex, Inc.	262	86,062
Teradyne, Inc.	917	149,957
Tesla, Inc. (B)	4,623	4,885,494
Texas Instruments, Inc.	5,118	964,589
Texas Roadhouse, Inc.	9,726	868,337
Textron, Inc.	1,232	95,110
Thermo Fisher Scientific, Inc.	2,171	1,448,578
TJX Cos., Inc.	6,661	505,703
Toll Brothers, Inc.	12,080	874,471
Tractor Supply Co.	629	150,079
Trade Desk, Inc., Class A (B)	2,423	222,044
Tradeweb Markets, Inc., Class A	581	58,181
TransDigm Group, Inc. (B)	291	185,157
TransUnion	1,065	126,288
Travelers Cos., Inc.	1,381	216,030
Trimble, Inc. (B)	1,412	123,112
Truist Financial Corp.	35,414	2,073,490
Twilio, Inc., Class A (B)	925	243,590
Twitter, Inc. (B)	4,551	196,694
Tyler Technologies, Inc. (B)	226	121,577
Tyson Foods, Inc., Class A	1,636	142,594
Uber Technologies, Inc. (B)	6,912	289,820
UDR, Inc., REIT	1,654	99,223
UGI Corp.	1,157	53,118
Ulta Beauty, Inc. (B)	290	119,579
Union Pacific Corp.	3,617	911,231
United Parcel Service, Inc., Class B	3,988	854,788
United Rentals, Inc. (B)	413	137,236
UnitedHealth Group, Inc.	5,250	2,636,235
Unity Software, Inc. (B)	313	44,756
Universal Health Services, Inc., Class B	427	55,365
Upstart Holdings, Inc. (B)	116	17,551
US Bancorp	38,873	2,183,496
Vail Resorts, Inc.	225	73,778
Valero Energy Corp.	2,281	171,326
Veeva Systems, Inc., Class A (B)	775	197,997
Ventas, Inc., REIT	2,203	112,617
VeriSign, Inc. (B)	553	140,362
Verisk Analytics, Inc.	847	193,734
Verizon Communications, Inc.	22,967	1,193,365
Vertex Pharmaceuticals, Inc. (B)	1,449	318,200
VF Corp.	1,846	135,164
ViacomCBS, Inc., Class B	3,382	102,069
Viatris, Inc.	6,722	90,949
VICI Properties, Inc., REIT (C)	3,411	102,705
Visa, Inc., Class A	9,305	2,016,487
Vistra Corp.	2,420	55,103
VMware, Inc., Class A	1,165	135,000

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Vornado Realty Trust, REIT	921	$ 38,553
Vulcan Materials Co.	727	150,911
W.R. Berkley Corp.	781	64,347
Walgreens Boots Alliance, Inc.	4,069	212,239
Walmart, Inc.	8,550	1,237,099
Walt Disney Co. (B)	10,143	1,571,049
Waste Connections, Inc.	1,443	196,638
Waste Management, Inc.	2,312	385,873
Waters Corp. (B)	344	128,174
Wayfair, Inc., Class A (B) (C)	445	84,537
WEC Energy Group, Inc.	1,740	168,902
Wells Fargo & Co.	110,758	5,314,169
Welltower, Inc., REIT	2,392	205,162
West Pharmaceutical Services, Inc.	407	190,887
Western Digital Corp. (B)	1,714	111,770
Western Union Co.	2,249	40,122
Westinghouse Air Brake Technologies Corp.	1,000	92,110
WestRock Co.	1,497	66,407
Weyerhaeuser Co., REIT	4,149	170,856
Whirlpool Corp.	343	80,488
Williams Cos., Inc.	6,808	177,280
Workday, Inc., Class A (B)	1,058	289,024
WP Carey, Inc., REIT	1,023	83,937
WW Grainger, Inc.	244	126,451
Wyndham Hotels & Resorts, Inc.	4,639	415,886
Wynn Resorts Ltd. (B)	579	49,238
Xcel Energy, Inc.	2,973	201,272
Xilinx, Inc.	1,373	291,117
Xylem, Inc.	1,007	120,759
Yum! Brands, Inc.	1,626	225,786
Zebra Technologies Corp., Class A (B)	292	173,798
Zendesk, Inc. (B)	673	70,187
Zillow Group, Inc., Class A (B)	348	21,653
Zillow Group, Inc., Class C (B)	950	60,658
Zimmer Biomet Holdings, Inc.	1,181	150,034
Zions Bancorp NA	3,366	212,597
Zoetis, Inc.	2,622	639,847
Zoom Video Communications, Inc., Class A (B)	1,217	223,818
ZoomInfo Technologies, Inc. (B)	1,246	79,993
Zscaler, Inc. (B)	450	144,599

		315,410,560

Total Common Stocks (Cost $380,657,424)		530,093,872

PREFERRED STOCKS - 0.1%
Germany - 0.1%
Bayerische Motoren Werke AG, 2.62% (K)	737	61,117
FUCHS PETROLUB SE, 2.48% (K)	883	39,902
Henkel AG & Co. KGaA, 2.60% (K)	2,264	182,685
Porsche Automobil Holding SE, 2.64% (K)	1,923	181,556
Sartorius AG, 0.12% (K)	340	229,955

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value

PREFERRED STOCKS (continued)
Germany (continued)
Volkswagen AG, 2.74% (K)	2,354	$ 472,879

Total Preferred Stocks (Cost $1,038,573)		1,168,094

	Principal	Value
ASSET-BACKED SECURITIES - 0.4%
Cayman Islands - 0.1%
HGI CRE CLO Ltd. Series 2021-FL2, Class A, 1-Month LIBOR + 1.00%, 1.11% (H), 09/17/2036 (G)	$1,300,000	1,295,938

United States - 0.3%
American Credit Acceptance Receivables Trust Series 2020-2, Class C, 3.88%, 04/13/2026 (G)	700,000	720,087
American Homes 4 Rent Trust Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (G)	225,000	235,049
Exeter Automobile Receivables Trust Series 2018-2A, Class D, 4.04%, 03/15/2024 (G)	579,891	590,466
Flagship Credit Auto Trust Series 2020-2, Class C, 3.80%, 04/15/2026 (G)	500,000	513,034
Navient Private Education Loan Trust Series 2014-AA, Class A3, 1-Month LIBOR + 1.60%, 1.71% (H), 10/15/2031 (G)	421,000	427,741
SLM Private Education Loan Trust Series 2010-C, Class A5, 1-Month LIBOR + 4.75%, 4.86% (H), 10/15/2041 (G)	1,143,000	1,272,954
SMB Private Education Loan Trust Series 2019-A, Class A2A, 3.44%, 07/15/2036 (G)	218,870	226,015

		3,985,346

Total Asset-Backed Securities (Cost $5,140,682)		5,281,284

CONVERTIBLE BONDS - 0.0% (A)
India - 0.0% (A)
REI Agro Ltd.
5.50%, 11/13/2014 (B) (G) (L)	697,000	5,827
5.50%, 11/13/2014 (B) (F) (L) (M)	259,000	2,165

		7,992

Netherlands - 0.0% (A)
Bio City Development Co. BV 8.00%, 07/06/2021 (B) (D) (E) (L)	2,400,000	189,120

Total Convertible Bonds (Cost $2,277,010)		197,112

CORPORATE DEBT SECURITIES - 11.8%
Australia - 0.7%
Australia & New Zealand Banking Group Ltd. Fixed until 11/25/2030, 2.57% (H), 11/25/2035 (G)	2,025,000	1,941,069

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Australia (continued)
Commonwealth Bank of Australia Fixed until 10/03/2024, 1.94% (H), 10/03/2029 (M)	EUR 1,000,000	$ 1,181,626
National Australia Bank Ltd. 0.63%, 08/30/2023 (M)	450,000	519,600
NBN Co. Ltd. 2.63%, 05/05/2031 (G)	$1,425,000	1,431,729
Quintis Australia Pty Ltd.
PIK Rate 0.00%, Cash Rate 12.00%, 10/01/2028 (D) (E) (F) (G) (N)	3,336,317	3,336,317
PIK Rate 8.00%, Cash Rate 7.50%, 10/01/2026 (D) (E) (F) (G) (N)	227,897	227,897
Transurban Finance Co. Pty Ltd. 2.00%, 08/28/2025 (M)	EUR 1,050,000	1,268,616
Westpac Banking Corp. Fixed until 11/15/2030, 2.67% (H), 11/15/2035	$1,250,000	1,218,986

		11,125,840

Belgium - 0.1%
Anheuser-Busch InBev SA 2.75%, 03/17/2036 (M)	EUR 1,200,000	1,613,599

Bermuda - 0.1%
Ooredoo International Finance Ltd. 2.63%, 04/08/2031 (G)	$810,000	813,037

Canada - 0.1%
Enbridge, Inc. 2.50%, 01/15/2025	1,775,000	1,824,574

Cayman Islands - 0.1%
Alibaba Group Holding Ltd. 2.13%, 02/09/2031 (C)	950,000	918,207

Colombia - 0.2%
Ecopetrol SA 5.88%, 09/18/2023	2,150,000	2,279,021

France - 0.8%
AXA SA Fixed until 05/28/2029, 3.25% (H), 05/28/2049 (M)	EUR 1,500,000	1,913,194
Banque Federative du Credit Mutuel SA
0.75%, 07/17/2025	1,000,000	1,162,010
1.25%, 12/05/2025 (M)	GBP 1,500,000	2,007,078
BNP Paribas SA 1.13%, 06/11/2026 (M)	EUR 1,000,000	1,179,085
BPCE SA 5.15%, 07/21/2024 (G)	$1,800,000	1,949,838
Orange SA Fixed until 10/01/2026 (O), 5.00% (H) (M)	EUR 1,360,000	1,815,451
TotalEnergies SE Fixed until 05/05/2023 (O), 2.71% (H) (M)	1,570,000	1,834,365

		11,861,021

Germany - 0.3%
Deutsche Bank AG
0.96%, 11/08/2023	$1,050,000	1,048,250
Fixed until 09/18/2023, 2.22% (H), 09/18/2024	750,000	759,726

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Germany (continued)
Kreditanstalt fuer Wiederaufbau 1.13%, 09/15/2032 (M)	EUR 2,070,000	$ 2,594,475

		4,402,451
Indonesia - 0.1%
Pertamina Persero PT 6.50%, 11/07/2048 (M)	$1,250,000	1,670,047
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.00%, 06/30/2050 (M)	410,000	397,966

		2,068,013

Ireland - 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45%, 10/29/2026	1,225,000	1,235,856
GE Capital International Funding Co. Unlimited 4.42%, 11/15/2035	851,000	1,017,047

		2,252,903

Italy - 0.1%
Assicurazioni Generali SpA Fixed until 10/27/2027, 5.50% (H), 10/27/2047 (C) (M)	EUR 1,200,000	1,657,547

Japan - 0.1%
NTT Finance Corp. 1.59%, 04/03/2028 (G)	$2,275,000	2,224,315

Jersey, Channel Islands - 0.1%
Galaxy Pipeline Assets Bidco Ltd. 2.63%, 03/31/2036 (G)	1,575,000	1,538,763

Luxembourg - 0.3%
Blackstone Property Partners Europe Holdings SARL 1.25%, 04/26/2027 (M)	EUR 1,000,000	1,147,061
JBS Finance Luxembourg SARL 2.50%, 01/15/2027 (G)	$1,000,000	988,760
Medtronic Global Holdings SCA 1.13%, 03/07/2027	EUR 1,740,000	2,065,138

		4,200,959

Malaysia - 0.2%
Petronas Capital Ltd. 3.50%, 03/18/2025 (M)	$2,150,000	2,277,639

Netherlands - 0.4%
Akelius Residential Property Financing BV 1.13%, 01/11/2029 (M)	EUR 1,000,000	1,120,509
ASR Nederland NV Fixed until 09/30/2024 (H), 5.00% (M) (O)	1,470,000	1,862,711
Shell International Finance BV 3.25%, 05/11/2025	$675,000	718,671
Upjohn Finance BV 1.91%, 06/23/2032 (M)	EUR 1,400,000	1,665,934

		5,367,825

Republic of Korea - 0.1%
Korea Southern Power Co. Ltd. 0.75%, 01/27/2026 (G)	$2,190,000	2,113,000

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Saudi Arabia - 0.1%
Saudi Arabian Oil Co. 3.50%, 04/16/2029 (M)	$ 1,660,000	$ 1,774,125

Singapore - 0.1%
ONGC Videsh Vankorneft Pte Ltd. 3.75%, 07/27/2026 (M)	1,400,000	1,467,130

Spain - 0.4%
Banco Santander SA
3.13%, 01/19/2027 (M)	EUR 1,400,000	1,763,538
5.18%, 11/19/2025	$1,600,000	1,781,341
CaixaBank SA 0.75%, 04/18/2023 (M)	EUR 1,600,000	1,842,118

		5,386,997

Switzerland - 0.2%
UBS Group AG
3.49%, 05/23/2023 (G)	$1,875,000	1,894,017
4.13%, 09/24/2025 (G)	1,090,000	1,177,358

		3,071,375

United Kingdom - 0.7%
HSBC Holdings PLC
Fixed until 11/13/2025, 2.26% (H), 11/13/2026 (M)	GBP 1,514,000	2,071,222
Fixed until 03/13/2022, 3.26% (H), 03/13/2023	$562,000	564,659
Fixed until 05/22/2029, 3.97% (H), 05/22/2030	2,000,000	2,171,418
Lloyds Banking Group PLC 2.25%, 10/16/2024 (M)	GBP 1,520,000	2,095,540
NGG Finance PLC Fixed until 06/18/2025, 5.63% (H), 06/18/2073 (M)	1,360,000	1,997,298
Western Power Distribution West Midlands PLC 5.75%, 04/16/2032 (M)	750,000	1,352,867

		10,253,004

United States - 6.3%
7-Eleven, Inc. 1.30%, 02/10/2028 (G)	$1,600,000	1,525,104
AbbVie, Inc. 3.45%, 03/15/2022	1,105,000	1,106,011
Altria Group, Inc. 2.45%, 02/04/2032	1,525,000	1,449,621
American Tower Corp. 2.40%, 03/15/2025	1,425,000	1,463,744
Apple, Inc. 2.65%, 05/11/2050	650,000	641,632
AT&T, Inc.
1.80%, 09/05/2026	EUR 1,520,000	1,836,635
2.90%, 12/04/2026	GBP 1,200,000	1,708,130
Bank of America Corp.
Fixed until 06/19/2025, 1.32% (H), 06/19/2026	$2,475,000	2,449,798
Fixed until 10/20/2031, 2.57% (H), 10/20/2032	425,000	427,549
Fixed until 04/22/2031, 2.69% (H), 04/22/2032	575,000	584,184
4.00%, 01/22/2025	2,559,000	2,733,838

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Bank of America Corp. (continued)
4.13%, 01/22/2024	$ 1,286,000	$ 1,366,533
BAT Capital Corp. 3.56%, 08/15/2027	1,675,000	1,757,871
Boeing Co. 5.15%, 05/01/2030	1,050,000	1,224,491
BP Capital Markets America, Inc. 3.12%, 05/04/2026	1,350,000	1,427,998
Broadcom, Inc. 2.45%, 02/15/2031 (G)	100,000	98,157
Burlington Northern Santa Fe LLC
3.05%, 02/15/2051	325,000	337,617
3.30%, 09/15/2051	175,000	190,730
4.55%, 09/01/2044	225,000	284,628
Capital One Financial Corp. 3.30%, 10/30/2024	1,925,000	2,026,418
CDW LLC / CDW Finance Corp. 2.67%, 12/01/2026	425,000	435,294
Centene Corp. 4.25%, 12/15/2027	98,000	102,165
Charter Communications Operating LLC / Charter Communications Operating Capital
2.30%, 02/01/2032	375,000	356,398
2.80%, 04/01/2031	1,575,000	1,558,203
Chubb INA Holdings, Inc. 0.88%, 06/15/2027	EUR 1,000,000	1,163,624
Cigna Corp.
2.38%, 03/15/2031	$450,000	452,813
3.05%, 10/15/2027	775,000	823,355
Citigroup, Inc.
Fixed until 11/03/2031, 2.52% (H), 11/03/2032	1,450,000	1,450,011
5.50%, 09/13/2025	1,550,000	1,753,564
Comcast Corp.
2.94%, 11/01/2056 (G)	275,000	263,097
3.70%, 04/15/2024	2,125,000	2,258,018
Crown Castle International Corp. 3.30%, 07/01/2030	1,375,000	1,451,895
CVS Health Corp.
2.13%, 09/15/2031 (C)	575,000	563,754
3.75%, 04/01/2030	475,000	521,266
Daimler Finance North America LLC 0.75%, 03/01/2024 (G)	2,000,000	1,981,707
Deere & Co. 3.10%, 04/15/2030	550,000	593,338
Emerson Electric Co. 1.25%, 10/15/2025	EUR 1,570,000	1,853,222
Energy Transfer LP
2.90%, 05/15/2025	$825,000	851,600
4.05%, 03/15/2025	324,000	343,341
Enterprise Products Operating LLC
3.35%, 03/15/2023	954,000	976,238
3.90%, 02/15/2024	228,000	239,442
Exxon Mobil Corp. 3.45%, 04/15/2051	850,000	924,576
Fox Corp. 4.71%, 01/25/2029	1,250,000	1,427,908

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
General Motors Financial Co., Inc. 4.30%, 07/13/2025	$ 1,675,000	$ 1,806,241
Georgia-Pacific LLC 2.30%, 04/30/2030 (G)	1,475,000	1,478,270
Goldman Sachs Group, Inc.
Fixed until 06/05/2022, 2.91% (H), 06/05/2023	1,824,000	1,839,236
4.80%, 07/08/2044	100,000	128,086
JPMorgan Chase & Co.
Fixed until 02/17/2032, 0.60% (H), 02/17/2033 (M)	EUR 1,000,000	1,096,819
Fixed until 12/10/2024, 1.56% (H), 12/10/2025	$1,175,000	1,176,830
Fixed until 02/04/2031, 1.95% (H), 02/04/2032	4,125,000	3,977,565
Fixed until 05/13/2030, 2.96% (H), 05/13/2031	1,125,000	1,165,982
Level 3 Financing, Inc. 3.40%, 03/01/2027 (G)	1,700,000	1,755,165
Lowe’s Cos., Inc.
1.30%, 04/15/2028	700,000	671,408
1.70%, 10/15/2030	1,125,000	1,070,039
McDonald’s Corp. 3.50%, 07/01/2027	1,095,000	1,188,240
NextEra Energy Capital Holdings, Inc. 2.75%, 11/01/2029	2,525,000	2,596,275
NIKE, Inc. 3.25%, 03/27/2040	550,000	599,928
NRG Energy, Inc.
5.25%, 06/15/2029 (G)	30,000	32,142
5.75%, 01/15/2028	33,000	34,885
6.63%, 01/15/2027	15,000	15,593
NVIDIA Corp.
2.00%, 06/15/2031 (C)	425,000	423,271
3.50%, 04/01/2050	350,000	400,500
ONEOK Partners LP 4.90%, 03/15/2025	742,000	808,373
ONEOK, Inc. 2.75%, 09/01/2024	435,000	447,142
Oracle Corp.
2.80%, 04/01/2027	1,371,000	1,414,360
2.88%, 03/25/2031	1,100,000	1,108,222
Pacific Gas & Electric Co. 2.50%, 02/01/2031	450,000	428,883
PepsiCo, Inc. 2.63%, 04/28/2026	EUR 1,410,000	1,772,192
Prologis Finance LLC 1.88%, 01/05/2029	950,000	1,167,733
Synchrony Bank 3.00%, 06/15/2022	$1,975,000	1,992,182
T-Mobile USA, Inc.
2.05%, 02/15/2028	1,550,000	1,539,796
2.25%, 11/15/2031	1,250,000	1,214,355
Thermo Fisher Scientific, Inc. 1.88%, 10/01/2049	EUR 500,000	582,258
Verizon Communications, Inc.
1.38%, 10/27/2026	1,630,000	1,952,536
2.10%, 03/22/2028	$550,000	551,492

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Verizon Communications, Inc. (continued)
2.99%, 10/30/2056	$ 1,025,000	$ 974,478
3.40%, 03/22/2041	875,000	918,603
Vistra Operations Co. LLC
5.00%, 07/31/2027 (G)	52,000	53,967
5.50%, 09/01/2026 (G)	40,000	41,306
5.63%, 02/15/2027 (G)	992,000	1,021,760
Vontier Corp. 2.40%, 04/01/2028 (G)	925,000	893,643
Walt Disney Co.
2.65%, 01/13/2031	1,550,000	1,614,132
3.80%, 03/22/2030 (C)	1,175,000	1,319,343
Wells Fargo & Co. 3.75%, 01/24/2024	679,000	713,503
Williams Cos., Inc. 3.70%, 01/15/2023	1,198,000	1,224,478
Xcel Energy, Inc. 2.60%, 12/01/2029	1,650,000	1,687,997

		93,884,727

Total Corporate Debt Securities (Cost $173,061,917)		174,376,072

FOREIGN GOVERNMENT OBLIGATIONS - 28.6%
Australia - 1.2%
Australia Government Bond
0.25%, 11/21/2025 (M)	AUD 9,950,000	6,971,149
2.50%, 05/21/2030 (M)	4,710,000	3,661,194
3.25%, 04/21/2025 (M)	9,840,000	7,657,842

		18,290,185

Austria - 0.1%
Republic of Austria Government Bond 0.25%, 10/20/2036 (M)	EUR 1,850,000	2,054,121

Belgium - 0.4%
Kingdom of Belgium Government Bond
1.70%, 06/22/2050 (M)	1,030,000	1,401,322
1.90%, 06/22/2038 (M)	3,490,000	4,829,306

		6,230,628

Canada - 1.6%
Canada Government Bond 1.25%, 06/01/2030	CAD 10,870,000	8,529,979
Province of British Columbia 2.20%, 06/18/2030	3,700,000	2,994,152
Province of Ontario
2.05%, 06/02/2030	3,930,000	3,132,704
2.30%, 06/15/2026	$2,690,000	2,791,502
Province of Quebec
1.35%, 05/28/2030	2,890,000	2,800,492
1.90%, 09/01/2030	CAD 3,930,000	3,101,868

		23,350,697

China - 9.2%
Agricultural Development Bank of China
2.25%, 04/22/2025	CNY 10,000,000	1,547,529
3.79%, 10/26/2030	9,000,000	1,480,850

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
China (continued)
China Development Bank
3.34%, 07/14/2025	CNY 10,000,000	$ 1,602,385
3.70%, 10/20/2030	19,000,000	3,108,723
China Government Bond
3.02%, 05/27/2031	245,310,000	39,112,730
3.27%, 11/19/2030	463,560,000	75,228,172
3.27%, 11/19/2030	CNH 49,000,000	7,951,895
3.81%, 09/14/2050	CNY 28,000,000	4,702,243
Export-Import Bank of China 2.93%, 03/02/2025	10,000,000	1,580,749

		136,315,276

Colombia - 0.0% (A)
Colombia TES Series B, 7.75%, 09/18/2030	COP 1,816,200,000	435,436

Denmark - 0.1%
Denmark Government Bond 0.50%, 11/15/2029 (M)	DKK 6,540,000	1,043,739

Finland - 0.1%
Finland Government Bond 1.13%, 04/15/2034 (M)	EUR 900,000	1,140,117

France - 1.8%
Agence Francaise de Developpement EPIC 1.50%, 10/31/2034 (M)	1,600,000	2,031,601
French Republic Government Bond OAT
Zero Coupon, 11/25/2029 (M)	18,260,000	20,806,881
1.50%, 05/25/2050 (M)	2,050,000	2,707,063
SNCF Reseau 1.88%, 03/30/2034 (C) (M)	1,100,000	1,439,523

		26,985,068

Germany - 0.4%
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 05/15/2036 (M)	630,000	716,039
4.25%, 07/04/2039 (M)	2,390,000	4,794,661

		5,510,700

Greece - 2.6%
Hellenic Republic Government Bond 0.75%, 06/18/2031 (M) (P)	36,244,000	39,152,156

Hungary - 0.0% (A)
Hungary Government Bond 3.00%, 08/21/2030	HUF 90,180,000	247,654

Indonesia - 0.3%
Indonesia Government International Bond 1.75%, 04/24/2025	EUR 1,890,000	2,240,438
Indonesia Treasury Bond
8.25%, 05/15/2029	IDR 14,656,000,000	1,146,528
8.38%, 03/15/2034	12,964,000,000	1,020,550

		4,407,516

Ireland - 0.1%
Ireland Government Bond 0.20%, 10/18/2030 (M)	EUR 1,210,000	1,386,208

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Italy - 1.3%
Italy Buoni Poliennali del Tesoro
Zero Coupon, 08/01/2026 (M)	EUR 3,370,000	$ 3,762,733
1.40%, 05/26/2025 (M)	703,668	868,637
1.65%, 12/01/2030 (M)	530,000	634,424
1.75%, 07/01/2024 (M)	4,535,000	5,385,109
1.85%, 07/01/2025 (M)	1,800,000	2,166,900
2.45%, 09/01/2050 (M)	3,740,000	4,683,293
Republic of Italy Government International Bond 0.88%, 05/06/2024	$2,080,000	2,056,590

		19,557,686

Japan - 4.5%
Japan Government Five Year Bond 0.10%, 06/20/2024	JPY 746,000,000	6,515,940
Japan Government Ten Year Bond 0.10%, 06/20/2026 - 03/20/2030	3,525,000,000	30,921,125
Japan Government Thirty Year Bond
0.40%, 09/20/2049	912,000,000	7,397,087
1.70%, 06/20/2033	891,000,000	9,095,512
Japan Government Twenty Year Bond
0.40%, 03/20/2040	890,000,000	7,694,171
0.60%, 06/20/2037	488,000,000	4,418,727

		66,042,562

Malaysia - 0.1%
Malaysia Government Bond 3.89%, 08/15/2029	MYR 7,100,000	1,739,737

Mexico - 0.2%
Mexico Bonos Series M, 8.50%, 05/31/2029	MXN 28,000,000	1,446,570
Mexico Government International Bond 4.50%, 04/22/2029 (C)	$1,400,000	1,559,292

		3,005,862

Netherlands - 0.4%
Nederlandse Waterschapsbank NV 1.00%, 05/28/2030 (G)	1,129,000	1,076,091
Netherlands Government Bond
Zero Coupon, 07/15/2030 (M)	EUR 2,820,000	3,242,605
2.75%, 01/15/2047 (M)	660,000	1,222,171

		5,540,867

Norway - 0.0% (A)
Norway Government Bond 1.38%, 08/19/2030 (M)	NOK 2,690,000	297,595

Poland - 0.1%
Republic of Poland Government Bond 0.25%, 10/25/2026	PLN 4,400,000	918,080

Republic of Korea - 0.5%
Export-Import Bank of Korea 0.63%, 02/09/2026	$1,710,000	1,653,179
Korea Development Bank 0.80%, 07/19/2026	2,440,000	2,367,235
Korea Electric Power Corp. 1.13%, 06/15/2025 (G)	2,650,000	2,610,860

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Republic of Korea (continued)
Korea International Bond 2.00%, 06/19/2024	$ 1,260,000	$ 1,290,169

		7,921,443

Russian Federation - 0.1%
Russian Federation Federal Bond - OFZ 7.95%, 10/07/2026	RUB 67,640,000	889,099

Spain - 0.9%
Spain Government Bond
Zero Coupon, 01/31/2028	EUR 1,860,000	2,101,304
0.60%, 10/31/2029 (M)	2,980,000	3,478,565
1.60%, 04/30/2025 (M)	5,190,000	6,293,500
2.70%, 10/31/2048 (M)	1,032,000	1,542,497
3.45%, 07/30/2066 (M)	340,000	582,601

		13,998,467

Supranational - 0.9%
Africa Finance Corp. 4.38%, 04/17/2026 (M)	$1,450,000	1,564,840
Asian Development Bank 2.13%, 05/19/2031	NZD 950,000	603,910
European Investment Bank
Zero Coupon, 01/14/2031 (M)	EUR 2,700,000	3,047,212
0.05%, 05/24/2024 (M)	2,620,000	3,017,852
International Bank for Reconstruction & Development SOFR + 0.43%, 0.48% (H), 08/19/2027	$4,640,000	4,689,826

		12,923,640

Sweden - 0.1%
Sweden Government Bond 0.75%, 05/12/2028	SEK 11,270,000	1,295,227

United Arab Emirates - 0.0% (A)
Abu Dhabi Government International Bond 3.13%, 04/16/2030 (G)	$378,000	409,280

United Kingdom - 1.6%
U.K. Gilt
0.38%, 10/22/2030 (M)	GBP 6,000,000	7,751,758
0.63%, 10/22/2050 (M)	1,760,000	2,093,265
1.63%, 10/22/2028 (M)	2,750,000	3,927,503
3.50%, 01/22/2045 (M)	3,000,000	5,945,060
4.25%, 09/07/2039 (M)	1,690,000	3,422,521

		23,140,107

Total Foreign Government Obligations (Cost $433,463,046)		424,229,153

LOAN ASSIGNMENTS - 0.0% (A)
United States - 0.0% (A)
Fieldwood Energy LLC
1st Lien Term Loan, TBD, 04/11/2022 (B) (L) (Q)	$249,657	132,006
2nd Lien Term Loan, TBD, 04/11/2023 (B) (L) (Q)	337,037	32,861

Total Loan Assignments (Cost $586,694)		164,867

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
MORTGAGE-BACKED SECURITIES - 1.0%
Ireland - 0.2%
Berg Finance DAC 3-Month EURIBOR + 1.05%, 1.05% (H), 04/22/2033	EUR 785,361	$ 894,019
Glenbeigh 2 Issuer DAC Series 2021-2A, Class A, 3-Month EURIBOR + 0.75%, 0.21% (H), 06/24/2050 (G)	EUR 1,452,730	1,653,240

		2,547,259

United Kingdom - 0.2%
Harben Finance PLC Series 2017-1X, Class B, 3-Month GBP LIBOR + 1.20%, 1.31% (H), 08/20/2056 (M)	GBP 1,271,000	1,721,014
Landmark Mortgage Securities No. 3 PLC Series 3, Class C, 3-Month GBP LIBOR + 2.10%, 2.31% (H), 04/17/2044 (M)	1,479,246	2,004,095

		3,725,109

United States - 0.6%
BAMLL Commercial Mortgage Securities Trust Series 2016-ISQ, Class A, 2.85%, 08/14/2034 (G)	$1,000,000	1,024,313
BX Trust Series 2019-OC11, Class D, 4.08% (H), 12/09/2041 (G)	576,000	593,356
COLT Mortgage Loan Trust Series 2020-2, Class A1, 1.85% (H), 03/25/2065 (G)	227,374	227,704
Hundred Acre Wood Trust Series 2021-INV3, Class A3, 2.50% (H), 10/25/2051 (G)	1,488,847	1,488,615
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A1, 3.57%, 02/15/2036 (G)	804,772	841,310
Mello Mortgage Capital Acceptance Series 2021-INV2, Class A3, 2.50% (H), 08/25/2051 (G)	1,436,632	1,435,510
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class LNC3, 4.75% (H), 12/15/2046 (G)	924,991	964,936
OBX Trust Series 2020-EXP1, Class 1A8, 3.50% (H), 02/25/2060 (G)	289,201	292,712
Olympic Tower Mortgage Trust Series 2017-OT, Class A, 3.57%, 05/10/2039 (G)	1,400,000	1,472,947

		8,341,403

Total Mortgage-Backed Securities (Cost $14,729,307)		14,613,771

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.3%
Federal Home Loan Mortgage Corp.
2.50%, 06/01/2050	$ 1,545,179	$ 1,579,194
3.00%, 06/01/2050	825,786	860,054
Federal National Mortgage Association 3.50%, 01/01/2051	6,937,107	7,300,991
Uniform Mortgage-Backed Security
2.00%, TBA (R)	7,700,000	7,680,148
2.50%, TBA (R)	18,000,000	18,331,960
3.00%, TBA (R)	13,000,000	13,473,789

Total U.S. Government Agency Obligations (Cost $49,291,478)		49,226,136

U.S. GOVERNMENT OBLIGATIONS - 4.6%
U.S. Treasury - 4.6%
U.S. Treasury Bond
1.13%, 05/15/2040	10,610,000	9,328,925
1.25%, 05/15/2050	2,940,000	2,508,647
2.38%, 11/15/2049	5,000,000	5,516,211
2.50%, 02/15/2045	11,510,000	12,704,612
2.75%, 08/15/2047	1,500,000	1,752,422
U.S. Treasury Note
0.50%, 04/30/2027	11,550,000	11,087,098
1.75%, 05/15/2023 (C)	16,640,000	16,914,950
2.13%, 05/15/2025 (C)	7,500,000	7,766,016

Total U.S. Government Obligations (Cost $70,095,065)		67,578,881

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.0% (A)
U.S. Treasury Bill
0.05% (K), 02/10/2022	80,000	79,997
0.06% (K), 07/14/2022 (S)	520,000	519,501

Total Short-Term U.S. Government Obligations (Cost $599,832)		599,498

	Shares	Value
OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (K)	12,180,908	12,180,908

Total Other Investment Company (Cost $12,180,908)		12,180,908

	Principal	Value
REPURCHASE AGREEMENTS - 14.6%
Fixed Income Clearing Corp., 0.00% (K), dated 12/31/2021, to be repurchased at $84,809,462 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $86,505,670.	$84,809,462	84,809,462

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

Principal	Value
REPURCHASE AGREEMENTS (continued)

State Street Bank & Trust Co., 0.00% (K), dated 12/31/2021, to be repurchased at $131,660,174 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.88%, due 06/30/2026, and with a value of $134,293,444. (P)

$ 131,660,174	$ 131,660,174

Total Repurchase Agreements (Cost $216,469,636)	216,469,636

Total Investments (Cost $1,359,591,572)	1,496,179,284
Net Other Assets (Liabilities) - (1.0)%	(15,335,465)

Net Assets - 100.0%	$1,480,843,819

CENTRALLY CLEARED SWAP AGREEMENTS:

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
1-Month MXN-TIIE	Receive	6.13%	Monthly	07/05/2023	MXN	340,549,000	$(259,191)	$—	$(259,191)
1-Month MXN-TIIE	Receive	6.14	Monthly	07/03/2023	MXN	340,549,000	(253,604)	—	(253,604)
1-Month MXN-TIIE	Receive	6.14	Monthly	07/03/2023	MXN	340,549,000	(253,604)	952	(254,556)
1-Month MXN-TIIE	Receive	6.66	Monthly	07/01/2026	MXN	97,211,000	(137,430)	—	(137,430)
1-Month MXN-TIIE	Receive	6.68	Monthly	06/29/2026	MXN	97,211,000	(133,298)	—	(133,298)
1-Month MXN-TIIE	Receive	6.68	Monthly	06/29/2026	MXN	97,211,000	(133,297)	(3,080)	(130,217)
1-Month MXN-TIIE	Receive	7.30	Monthly	12/27/2023	MXN	331,353,860	(13,823)	—	(13,823)
1-Month MXN-TIIE	Receive	7.30	Monthly	12/26/2023	MXN	326,408,280	(11,232)	—	(11,232)
1-Month MXN-TIIE	Receive	7.31	Monthly	12/26/2023	MXN	331,353,860	(9,882)	—	(9,882)
1-Month MXN-TIIE	Receive	7.36	Monthly	12/22/2026	MXN	142,741,000	(15,012)	—	(15,012)
1-Month MXN-TIIE	Receive	7.38	Monthly	12/22/2026	MXN	142,741,000	(10,586)	—	(10,586)
BRL-CDI	Receive	10.55	Maturity	01/02/2025	BRL	28,132,000	4,508	—	4,508
BRL-CDI	Receive	10.55	Maturity	01/02/2025	BRL	28,132,000	4,508	—	4,508
BRL-CDI	Receive	10.57	Maturity	01/02/2025	BRL	56,264,000	13,154	—	13,154
BRL-CDI	Receive	11.63	Maturity	01/02/2025	BRL	66,588,705	302,032	—	302,032
BRL-CDI	Receive	11.63	Maturity	01/02/2025	BRL	66,588,703	302,032	—	302,032
BRL-CDI	Receive	11.69	Maturity	01/02/2025	BRL	65,594,842	310,730	—	310,730
BRL-CDI	Receive	11.74	Maturity	01/02/2025	BRL	97,902,750	483,445	—	483,445
BRL-CDI	Receive	11.80	Maturity	01/02/2025	BRL	55,934,000	286,253	—	286,253
BRL-CDI	Receive	11.85	Maturity	01/02/2025	BRL	65,525,000	347,228	—	347,228
BRL-CDI	Receive	11.90	Maturity	01/02/2025	BRL	65,525,000	359,098	—	359,098

Total							$1,182,029	$(2,128)	$1,184,157

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (T)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Invesco MSCI Emerging Markets UCITS ETF	JPM	Receive	Quarterly	06/21/2022	USD	111,664,406	186,211	$735,913	$—	$735,913
MSCI Daily TR Gross USA USD Index	BNP	Receive	Quarterly	05/06/2022	USD	214,569,596	10,368	3,209,773	—	3,209,773

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Total Return Swap Agreements (continued): (T)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Daily TR Gross USA USD Index	BNP	Receive	Quarterly	09/29/2022	USD	48,970,094	2,323	$(140,562)	$—	$(140,562)
MSCI Daily TR Gross USA USD Index	GSI	Receive	Quarterly	10/13/2022	USD	75,206,283	3,903	6,817,041	—	6,817,041
MSCI Japan Net Total Return USD Index	JPM	Receive	Quarterly	05/10/2022	USD	60,193,641	7,351	(1,875,115)	—	(1,875,115)

Total								$8,747,050	$—	$8,747,050

Bilateral Equity Basket Total Return Swaps
Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
JPMorgan US Anti-Value (S&P 1500) (a)	JPM	Pay	12/07/2022	USD	12,033,134	0.8%	$(585,447)	$—	$(585,447)
JPMorgan US Anti-Value (S&P 1500) (a)	JPM	Pay	12/07/2022	USD	24,618,776	1.7	(662,678)	—	(662,678)
JPMorgan US Anti-Value (S&P 1500) (a)	JPM	Pay	12/07/2022	USD	23,945,507	1.6	(71,036)	—	(71,036)
JPMorgan US Anti-Value (S&P 1500) (a)	JPM	Pay	12/07/2022	USD	17,246,146	1.2	(697,455)	—	(697,455)
JPMorgan US Anti-Value (S&P 1500) (a)	JPM	Pay	12/07/2022	USD	17,193,631	1.2	(552,165)	—	(552,165)
JPMorgan US Anti-Value 2 (b)	JPM	Pay	12/07/2022	USD	26,805,481	1.8	(1,585,606)	—	(1,585,606)
JPMorgan US Value (S&P 1500) (c)	JPM	Receive	12/07/2022	USD	16,061,106	1.1	905,358	—	905,358
JPMorgan US Value (S&P 1500) (c)	JPM	Receive	12/07/2022	USD	33,010,565	2.2	990,325	—	990,325
JPMorgan US Value (S&P 1500) (c)	JPM	Receive	12/07/2022	USD	31,626,942	2.1	444,341	—	444,341
JPMorgan US Value (S&P 1500) (c)	JPM	Receive	12/07/2022	USD	7,318,015	0.5	317,497	—	317,497
JPMorgan US Value (S&P 1500) (c)	JPM	Receive	12/07/2022	USD	7,316,173	0.5	226,937	—	226,937
JPMorgan US Value 2 (d)	JPM	Receive	12/07/2022	USD	26,842,697	1.8	1,556,346	—	1,556,346

Total							$286,417	$—	$286,417

Value
OTC Swap Agreements, at value (Assets)	$15,203,531
OTC Swap Agreements, at value (Liabilities)	$(6,170,064)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

(a)	The significant reference entities underlying the corresponding total return swap as of December 31, 2021, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
TransDigm Group, Inc.	88	$55,920	0.54%

Banks
Lakeland Financial Corp.	697	55,838	0.53

Beverages
Celsius Holdings, Inc.	808	60,257	0.58

Biotechnology
Cytokinetics, Inc.	1425	64,965	0.62

Capital Markets
MarketAxess Holdings, Inc.	146	60,050	0.57

Chemicals
GCP Applied Technologies, Inc.	1873	59,314	0.57

Communications Equipment
Arista Networks, Inc.	422	60,633	0.58
Motorola Solutions, Inc.	205	55,720	0.53
Viavi Solutions, Inc.	3,314	58,397	0.56

		174,750

Construction & Engineering
Fluor Corp.	2261	56,005	0.54

Consumer Finance
LendingTree, Inc.	477	58,449	0.56
World Acceptance Corp.	253	62,078	0.59

		120,527

Electronic Equipment, Instruments & Components
Arlo Technologies, Inc.	6,556	68,772	0.66

Energy Equipment & Services
DMC Global, Inc.	1410	55,862	0.53
Helmerich & Payne, Inc.	2362	55,970	0.54

		111,832

Entertainment
Live Nation Entertainment, Inc.	499	59,780	0.57

Equity Real Estate Investment Trusts
American Tower Corp.	192	56,036	0.54
Crown Castle International Corp.	275	57,356	0.55
DiamondRock Hospitality Co.	5951	57,188	0.55
EastGroup Properties, Inc.	245	55,842	0.53
Host Hotels & Resorts, Inc.	3,250	56,513	0.54
NexPoint Residential Trust, Inc.	664	55,704	0.53
Rexford Industrial Realty, Inc.	717	58,169	0.56
SBA Communications Corp.	147	57,010	0.55

		453,818

Food Products
Lamb Weston Holdings, Inc.	946	59,988	0.57
McCormick & Co., Inc.	577	55,785	0.53
Simply Good Foods Co.	1403	58,335	0.56
Tootsie Roll Industries, Inc.	1528	55,372	0.53

		229,480

Gas Utilities
Chesapeake Utilities Corp.	389	56,673	0.54

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Health Care Equipment & Supplies
Glaukos Corp.	1267	$ 56,285	0.54%
IDEXX Laboratories, Inc.	88	57,711	0.55
Intuitive Surgical, Inc.	161	57,851	0.55
Penumbra, Inc.	216	61,933	0.59
Tandem Diabetes Care, Inc.	386	58,061	0.56

		291,841

Health Care Providers & Services
CorVel Corp.	267	55,529	0.53

Hotels, Restaurants & Leisure
Hilton Worldwide Holdings, Inc.	366	57,105	0.55
Norwegian Cruise Line Holdings Ltd.	2767	57,387	0.55
Royal Caribbean Cruises Ltd.	758	58,328	0.56
Wingstop, Inc.	329	56,893	0.54

		229,713

Insurance
Kinsale Capital Group, Inc.	243	57,703	0.55
Trupanion, Inc.	459	60,564	0.58

		118,267

IT Services
Mastercard, Inc., Class A	159	57,053	0.55

Life Sciences Tools & Services
NeoGenomics, Inc.	1662	56,707	0.54

Metals & Mining
Allegheny Technologies, Inc.	3489	55,580	0.53

Oil, Gas & Consumable Fuels
Par Pacific Holdings, Inc.	3819	62,969	0.60

Personal Products
Estee Lauder Cos., Inc., Class A	153	56,549	0.54

Pharmaceuticals
Eli Lilly & Co.	207	57,307	0.55
Zoetis, Inc.	230	56,111	0.54

		113,418

Software
ServiceNow, Inc.	85	55,356	0.53

Technology Hardware, Storage & Peripherals
Apple, Inc.	315	56,023	0.54

TOTAL COMMON STOCKS - LONG		$2,896,986

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

(b)	The significant reference entities underlying the corresponding total return swap as of December 31, 2021, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
TransDigm Group, Inc.	74	$47,029	1.02%

Beverages
Monster Beverage Corp.	511	49,124	1.06

Capital Markets
Charles Schwab Corp.	543	45,694	0.99
MarketAxess Holdings, Inc.	122	50,251	1.09
Nasdaq, Inc.	216	45,364	0.98

		141,309

Chemicals
Ecolab, Inc.	194	45,506	0.99

Commercial Services & Supplies
Rollins, Inc.	1347	46,086	1.00

Construction Materials
Martin Marietta Materials, Inc.	104	45,906	1.00
Vulcan Materials Co.	221	45,923	1.00

		91,829

Electric Utilities
Eversource Energy	506	45,995	1.00
NextEra Energy, Inc.	488	45,538	0.99

		91,533

Entertainment
Live Nation Entertainment, Inc.	420	50287	1.09
Walt Disney Co.	294	45,544	0.99

		95,831

Equity Real Estate Investment Trusts
American Tower Corp.	161	47,036	1.02
Crown Castle International Corp.	231	48,269	1.05
Equinix, Inc.	54	45,627	0.99
Host Hotels & Resorts, Inc.	2738	47,620	1.03
SBA Communications Corp.	124	48,054	1.04

		236,606

Food & Staples Retailing
Costco Wholesale Corp.	81	45,717	0.99

Food Products
Lamb Weston Holdings, Inc.	797	50,534	1.10

Health Care Equipment & Supplies
ABIOMED, Inc.	143	51,222	1.11
Edwards Lifesciences Corp.	397	51,384	1.11
IDEXX Laboratories, Inc.	73	48,270	1.05
Intuitive Surgical, Inc.	135	48,427	1.05

		199,303

Hotels, Restaurants & Leisure
Carnival Corp.	2471	49,723	1.08
Chipotle Mexican Grill, Inc.	27	46,849	1.02
Domino’s Pizza, Inc.	81	45,954	1.00
Hilton Worldwide Holdings, Inc.	308	48,016	1.04
Las Vegas Sands Corp.	1244	46,809	1.01
Norwegian Cruise Line Holdings Ltd.	2323	48,188	1.04

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises Ltd.	637	$ 48,992	1.06%

		334,531

Industrial Conglomerates
Roper Technologies, Inc.	92	45,451	0.99

Insurance
Brown & Brown, Inc.	657	46,159	1.00

Interactive Media & Services
Match Group, Inc.	345	45,602	0.99

IT Services
VeriSign, Inc.	179	45,457	0.99

Life Sciences Tools & Services
Agilent Technologies, Inc.	288	45,987	1.00
Bio-Techne Corp.	95	49,015	1.06
Illumina, Inc.	125	47,556	1.03
Mettler-Toledo International, Inc.	28	48,152	1.04
West Pharmaceutical Services, Inc.	99	46,634	1.01

		237,344

Multi-Utilities
WEC Energy Group, Inc.	470	45,644	0.99

Personal Products
Estee Lauder Cos., Inc., Class A	128	47,430	1.03

Pharmaceuticals
Eli Lilly & Co.	175	48,208	1.05
Zoetis, Inc.	193	47,083	1.02

		95,291

Software
Fortinet, Inc.	142	51,119	1.11
ServiceNow, Inc.	71	45,987	1.00
Synopsys, Inc.	124	45,823	0.99
Tyler Technologies, Inc.	85	45,845	0.99

		188,774

Trading Companies & Distributors
Fastenal Co.	714	45,708	0.99

Water Utilities
American Water Works Co., Inc.	250	47,262	1.02

TOTAL COMMON STOCKS - LONG		$2,365,060

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

(c)	The significant reference entities underlying the corresponding total return swap as of December 31, 2021, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
AAR Corp.	1,505	$58,725	0.56%
Moog, Inc., Class A	716	58,011	0.55

		116,736

Air Freight & Logistics
Atlas Air Worldwide Holdings, Inc.	584	54,932	0.52

Banks
Customers Bancorp, Inc.	863	56,397	0.54
OFG Bancorp	2,063	54,785	0.52

		111,182

Chemicals
Mosaic Co.	1,467	57,644	0.55

Communications Equipment
NetScout Systems, Inc.	1,718	56,846	0.54
Plantronics, Inc.	2,034	59,669	0.57

		116,515

Diversified Consumer Services
Perdoceo Education Corp.	4,899	57,617	0.55

Electric Utilities
NRG Energy, Inc.	1,389	59,858	0.57
OGE Energy Corp.	1,421	54,524	0.52

		114,382

Electrical Equipment
EnerSys	694	54,858	0.52

Electronic Equipment, Instruments & Components
Avnet, Inc.	1,342	55,323	0.53
Jabil, Inc.	854	60,080	0.57
Sanmina Corp.	1,335	55,360	0.53
ScanSource, Inc.	1,587	55,675	0.53

		226,438

Entertainment
Activision Blizzard, Inc.	891	59,296	0.56

Equity Real Estate Investment Trusts
CareTrust, Inc.	2,416	55,153	0.52
Industrial Logistics Properties Trust	2,210	55,368	0.53
Kimco Realty Corp.	2,207	54,413	0.52
Weyerhaeuser Co.	1,323	54,498	0.52

		219,432

Food & Staples Retailing
Andersons, Inc.	1,511	58,504	0.56

Food Products
Archer-Daniels-Midland Co.	811	54,812	0.52
Fresh Del Monte Produce, Inc.	2,049	56,539	0.54

		111,351

Health Care Equipment & Supplies
Avanos Medical, Inc.	1,697	58,840	0.56
DENTSPLY SIRONA, Inc.	1,007	56,178	0.53
Envista Holdings Corp.	1,290	58,144	0.55

		173,162

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Health Care Providers & Services
Cardinal Health, Inc.	1,067	$ 54,950	0.52%
Centene Corp.	714	58,811	0.56
Cigna Corp.	253	58,119	0.55
Owens & Minor, Inc.	1,274	55,439	0.53

		227,319

Hotels, Restaurants & Leisure
Bloomin’ Brands, Inc.	2,728	57,235	0.54
Boyd Gaming Corp.	854	55,969	0.53

		113,204

Insurance
Allstate Corp.	465	54,746	0.52

IT Services
International Business Machines Corp.	426	56,891	0.54

Leisure Products
Vista Outdoor, Inc.	1,326	61,081	0.58

Machinery
Hillenbrand, Inc.	1,064	55,321	0.53
Titan International, Inc.	6,883	75,434	0.72

		130,755

Metals & Mining
TimkenSteel Corp.	3,538	58,372	0.55

Multi-Utilities
MDU Resources Group, Inc.	1,802	55,560	0.53
Unitil Corp.	1,204	55,394	0.53

		110,954

Personal Products
Nu Skin Enterprises, Inc., Class A	1,147	58,233	0.55

Pharmaceuticals
Viatris, Inc.	4,151	56,160	0.53

Semiconductors & Semiconductor Equipment
Amkor Technology, Inc.	2,252	55,816	0.53
Cohu, Inc.	1,593	60,680	0.58
Micron Technology, Inc.	619	57,640	0.55
Photronics, Inc.	3,664	69,073	0.66

		243,209

Software
ACI Worldwide, Inc.	1,691	58,665	0.56

Technology Hardware, Storage & Peripherals
Xerox Holdings Corp.	2,521	57,076	0.54

Textiles, Apparel & Luxury Goods
PVH Corp.	513	54,718	0.52

TOTAL COMMON STOCKS - LONG		$2,873,432

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

(d)	The significant reference entities underlying the corresponding total return swap as of December 31, 2021, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
General Dynamics Corp.	163	$33,917	0.98%
Northrop Grumman Corp.	90	34,767	1.01
Textron, Inc.	443	34,197	0.99

		102,881

Air Freight & Logistics
CH Robinson Worldwide, Inc.	332	35,715	1.04
FedEx Corp.	133	34,513	1.00

		70,228

Automobiles
Ford Motor Co.	1661	34,507	1.00

Chemicals
Dow, Inc.	600	34,008	0.99
LyondellBasell Industries NV, Class A	366	33,780	0.98
Mosaic Co.	929	36,485	1.06

		104,273

Communications Equipment
Juniper Networks, Inc.	1,020	36,418	1.06

Electric Utilities
Entergy Corp.	312	35,105	1.02
Exelon Corp.	610	35,220	1.02
NRG Energy, Inc.	875	37,706	1.09
Pinnacle West Capital Corp.	484	34,196	0.99

		142,227

Equity Real Estate Investment Trusts
Iron Mountain, Inc.	681	35,662	1.03
Kimco Realty Corp.	1401	34,531	1.00
Regency Centers Corp.	446	33,619	0.97
Ventas, Inc.	679	34,726	1.01
Weyerhaeuser Co.	838	34,504	1.00

		173,042

Food & Staples Retailing
Walgreens Boots Alliance, Inc.	710	37,054	1.07

Food Products
Archer-Daniels-Midland Co.	513	34,697	1.01
Conagra Brands, Inc.	1017	34,744	1.01
Tyson Foods, Inc., Class A	387	33,772	0.98

		103,213

Health Care Providers & Services
Cardinal Health, Inc.	678	34,888	1.01
Centene Corp.	451	37,127	1.08
Cigna Corp.	160	36,806	1.07
CVS Health Corp.	353	36,396	1.06
DaVita, Inc.	323	36,727	1.06
Henry Schein, Inc.	448	34,712	1.01
Laboratory Corp. of America Holdings	110	34,614	1.00
Quest Diagnostics, Inc.	203	35,175	1.02
Universal Health Services, Inc., Class B	261	33,838	0.98

		320,283

Household Durables
D.R. Horton, Inc.	312	33,812	0.98

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Household Durables (continued)
PulteGroup, Inc.	614	$ 35,121	1.02%
Whirlpool Corp.	143	33,671	0.98

		102,604

Insurance
Aflac, Inc.	588	34,334	1.00
Allstate Corp.	295	34,676	1.01
American International Group, Inc.	597	33,920	0.98

		102,930

IT Services
DXC Technology Co.	1059	34,078	0.99
Global Payments, Inc.	268	36,212	1.05
International Business Machines Corp.	270	36,027	1.04

		106,317

Pharmaceuticals
Bristol-Myers Squibb Co.	568	35,424	1.03
Organon & Co.	1110	33,814	0.98
Viatris, Inc.	2628	35,556	1.03

		104,794

Real Estate Management & Development
CBRE Group, Inc., Class A	324	35,178	1.02

Semiconductors & Semiconductor Equipment
Micron Technology, Inc.	394	36,693	1.06

Specialty Retail
Gap, Inc.	1934	34,128	0.99

Technology Hardware, Storage & Peripherals
Seagate Technology Holdings PLC	303	34,246	0.99
Western Digital Corp.	565	36,814	1.07

		71,060

Textiles, Apparel & Luxury Goods
PVH Corp.	326	34,798	1.01

TOTAL COMMON STOCKS - LONG		$1,752,628

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FUTURES CONTRACTS:

Long Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year Korea Government Bond	67	03/15/2022	$7,055,485	$7,004,635	$—	$(50,850)
30-Year U.S. Treasury Bond	6	03/22/2022	950,146	962,625	12,479	—
FTSE 100 Index	1	03/18/2022	99,199	99,134	—	(65)
Gold 100 oz (P)	87	02/24/2022	15,737,728	15,908,820	171,092	—
U.S. Treasury Ultra Bond	2	03/22/2022	386,863	394,250	7,387	—

Total					$190,958	$(50,915)

Short Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	(300)	03/31/2022	$(65,446,380)	$(65,451,563)	$—	$(5,183)
5-Year U.S. Treasury Note	(852)	03/31/2022	(102,737,550)	(103,072,032)	—	(334,482)
10-Year U.S. Treasury Note	(97)	03/22/2022	(12,688,592)	(12,655,469)	33,123	—
10-Year U.S. Treasury Ultra Note	(421)	03/22/2022	(60,603,793)	(61,650,187)	—	(1,046,394)
Copper (P)	(133)	03/29/2022	(14,620,260)	(14,841,137)	—	(220,877)
EURO STOXX 50® Index	(315)	03/18/2022	(15,316,326)	(15,376,149)	—	(59,823)
Euro-BTP Italy Government Bond	(253)	03/08/2022	(43,321,310)	(42,344,819)	976,491	—
German Euro Bund	(29)	03/08/2022	(5,746,643)	(5,658,036)	88,607	—
MSCI Emerging Markets Index	(240)	03/18/2022	(14,857,075)	(14,715,600)	141,475	—
Nikkei 225 Index	(84)	03/10/2022	(10,427,897)	(10,524,646)	—	(96,749)
S&P 500® E-Mini Index	(517)	03/18/2022	(121,555,200)	(123,007,225)	—	(1,452,025)

Total					$1,239,696	$(3,215,533)

Total Futures Contracts					$1,430,654	$(3,266,448)

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold	Unrealized Appreciation	Unrealized Depreciation
BCLY	02/18/2022	USD	9,392,597	GBP	6,985,224	$—	$(60,522)
BCLY	02/18/2022	GBP	53,551	USD	71,010	1,460	—
BCLY	03/17/2022	USD	797,272	CAD	1,023,936	—	(12,057)
BCLY	03/17/2022	USD	56,731	CHF	52,262	—	(740)
BCLY	03/17/2022	USD	135,711	GBP	102,492	—	(2,970)
BCLY	03/17/2022	USD	38,158	SGD	52,299	—	(636)
BCLY	03/17/2022	SEK	3,652,324	USD	403,587	863	—
BCLY	03/17/2022	GBP	287,608	USD	387,783	1,376	—
BNP	02/18/2022	PEN	1,940,000	USD	479,759	5,150	—
BNP	02/18/2022	CNH	87,460,931	USD	13,621,144	92,575	—
BNP	02/18/2022	EUR	5,942,907	USD	6,774,106	—	(1,625)
BNP	03/17/2022	USD	249,357	CAD	320,254	—	(3,775)
BNP	03/17/2022	USD	51,067	CHF	47,045	—	(667)
BNP	03/17/2022	USD	105,359,546	CNY	677,472,417	—	(318,124)
BNP	03/17/2022	USD	364,089	DKK	2,396,702	—	(3,425)
BNP	03/17/2022	USD	11,968,095	EUR	10,549,021	—	(61,196)
BNP	03/17/2022	USD	1,247,505	GBP	942,235	—	(27,420)
BNP	03/17/2022	USD	8,355,674	JPY	949,220,296	98,220	—
BNP	03/17/2022	USD	10,267,827	TWD	282,868,362	43,454	—
BNP	03/17/2022	CLP	281,373,739	USD	329,285	—	(2,926)
BNP	03/17/2022	INR	4,816,009	USD	63,052	1,182	—
BNP	03/17/2022	COP	437,501,613	USD	110,804	—	(4,126)
BNP	03/17/2022	CZK	2,606,976	USD	115,428	3,008	—
BNP	03/17/2022	MXN	185,814,983	USD	8,620,505	331,295	—
BOA	02/18/2022	CHF	2,902,268	USD	3,162,307	26,698	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	02/18/2022	SGD	1,539,126	USD	1,138,834	$2,959	$—
CITI	02/18/2022	THB	60,310,395	USD	1,845,845	—	(40,879)
GSI	02/18/2022	KRW	7,906,544,838	USD	6,685,730	—	(41,519)
GSI	02/18/2022	RON	1,821,720	USD	418,205	—	(944)
GSI	02/18/2022	DKK	32,700	USD	4,993	18	—
GSI	03/17/2022	USD	277,941	AUD	390,356	—	(6,120)
GSI	03/17/2022	USD	2,308,089	BRL	13,097,237	1,351	—
GSI	03/17/2022	USD	9,394,580	CAD	12,065,460	—	(142,073)
GSI	03/17/2022	USD	11,227,730	EUR	9,935,877	—	(102,380)
GSI	03/17/2022	USD	147,864	JPY	16,979,225	159	—
GSI	03/17/2022	USD	725,290	KRW	854,841,728	7,224	—
GSI	03/17/2022	USD	10,076	NOK	91,807	—	(334)
GSI	03/17/2022	RUB	1,356,342,530	USD	18,047,630	—	(300,309)
JPM	02/18/2022	HUF	59,402,713	USD	184,859	—	(2,619)
JPM	02/18/2022	PLN	382,880	USD	94,077	624	—
JPM	02/18/2022	SEK	10,810,853	USD	1,237,959	—	(41,119)
JPM	02/18/2022	NOK	2,426,669	USD	279,613	—	(4,301)
JPM	02/18/2022	DKK	785,298	USD	121,083	—	(742)
JPM	02/18/2022	CAD	143,420	USD	112,248	1,123	—
JPM	03/17/2022	USD	1,103,796	AUD	1,550,220	—	(24,296)
JPM	03/17/2022	USD	19,072,813	EUR	16,878,103	—	(173,676)
SSB	02/18/2022	JPY	1,336,782,073	USD	11,736,424	—	(110,981)
UBS	02/18/2022	USD	10,296,184	AUD	14,038,285	81,389	—
UBS	02/18/2022	USD	236,856	CAD	297,401	1,763	—
UBS	02/18/2022	USD	750,303	EUR	660,447	—	(2,336)
UBS	02/18/2022	USD	347,984	JPY	39,209,659	6,994	—
UBS	02/18/2022	CZK	14,948,830	USD	674,583	6,500	—
UBS	02/18/2022	AUD	71,312	USD	51,016	873	—
UBS	02/18/2022	JPY	10,280,000	USD	90,555	—	(1,154)
UBS	02/18/2022	MXN	1,203,222	USD	57,378	901	—
UBS	03/16/2022	ILS	2,838,255	USD	905,547	8,006	—
UBS	03/17/2022	USD	410,542	CHF	378,163	—	(5,314)
UBS	03/17/2022	USD	20,927,247	EUR	18,510,245	—	(180,412)
UBS	03/17/2022	USD	2,884,518	JPY	328,410,957	27,606	—
UBS	03/17/2022	USD	9,079,158	NOK	82,726,565	—	(301,105)
UBS	03/17/2022	USD	699,915	SEK	6,386,971	—	(7,364)
UBS	03/17/2022	USD	153,738	SGD	210,718	—	(2,567)
UBS	03/17/2022	HKD	695,445	USD	89,127	73	—
UBS	03/17/2022	HUF	59,214,065	USD	180,456	603	—
UBS	03/17/2022	TRY	648,046	USD	41,987	3,847	—
UBS	03/17/2022	MXN	257,141,229	USD	11,929,263	458,741	—
UBS	03/17/2022	EUR	4,907,847	USD	5,562,152	34,380	—
UBS	03/17/2022	USD	140,068	ZAR	2,290,700	—	(2,116)

Total						$1,250,415	$(1,994,869)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	28.4%	$424,229,153
Banks	7.7	114,922,430
U.S. Government Obligations	4.5	67,578,881
Oil, Gas & Consumable Fuels	4.0	60,208,553
U.S. Government Agency Obligations	3.3	49,226,136
Software	2.0	30,475,972
Pharmaceuticals	1.7	25,820,960

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Hotels, Restaurants & Leisure	1.6%		$23,764,172
Insurance	1.5		21,776,006
Semiconductors & Semiconductor Equipment	1.4		21,614,525
Capital Markets	1.4		20,819,385
Electric Utilities	1.3		19,777,610
Diversified Telecommunication Services	1.3		19,650,284
Technology Hardware, Storage & Peripherals	1.2		17,776,901
IT Services	1.1		16,426,197
Interactive Media & Services	1.0		15,281,951
Household Durables	1.0		14,728,548
Mortgage-Backed Securities	1.0		14,613,771
Equity Real Estate Investment Trusts	0.9		13,063,430
Health Care Equipment & Supplies	0.8		12,567,599
Internet & Direct Marketing Retail	0.8		12,097,432
Construction & Engineering	0.8		11,758,920
Beverages	0.7		10,902,115
Chemicals	0.7		10,537,999
Textiles, Apparel & Luxury Goods	0.7		9,991,301
Food Products	0.7		9,724,632
Health Care Providers & Services	0.7		9,716,110
Media	0.6		9,510,109
Automobiles	0.6		9,130,169
Metals & Mining	0.6		8,928,189
Machinery	0.6		8,908,479
Specialty Retail	0.6		8,194,044
Food & Staples Retailing	0.5		8,063,746
Entertainment	0.5		7,896,693
Road & Rail	0.5		7,632,534
Biotechnology	0.5		7,603,729
Consumer Finance	0.5		7,289,821
Aerospace & Defense	0.5		6,865,681
Life Sciences Tools & Services	0.5		6,666,705
Electrical Equipment	0.4		6,561,744
Diversified Financial Services	0.4		6,112,021
Tobacco	0.4		5,899,938
Paper & Forest Products	0.4		5,841,550
Asset-Backed Securities	0.4		5,281,284
Real Estate Management & Development	0.3		4,870,318
Industrial Conglomerates	0.3		4,842,582
Professional Services	0.3		4,441,295
Household Products	0.3		4,383,991
Transportation Infrastructure	0.3		4,355,421
Wireless Telecommunication Services	0.3		3,981,809
Multi-Utilities	0.3		3,928,881
Personal Products	0.3		3,886,133
Electronic Equipment, Instruments & Components	0.2		3,664,995
Building Products	0.2		3,086,855
Communications Equipment	0.2		2,858,371
Air Freight & Logistics	0.2		2,856,929
Multiline Retail	0.2		2,181,424
Trading Companies & Distributors	0.1		2,097,172
Commercial Services & Supplies	0.1		1,836,881
Construction Materials	0.1		1,514,668
Auto Components	0.1		1,309,318
Containers & Packaging	0.1		1,025,334
Gas Utilities	0.1		841,461
Marine	0.0	(A)	672,787

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Energy Equipment & Services	0.0	% (A)	$517,905
Water Utilities	0.0	(A)	510,794
Independent Power & Renewable Electricity Producers	0.0	(A)	497,509
Health Care Technology	0.0	(A)	426,819
Distributors	0.0	(A)	327,759
Airlines	0.0	(A)	269,171
Leisure Products	0.0	(A)	132,203
Mortgage Real Estate Investment Trusts	0.0	(A)	107,680
Diversified Consumer Services	0.0	(A)	65,368

Investments	84.7		1,266,929,242
Short-Term Investments	15.3		229,250,042

Total Investments	100.0%		$1,496,179,284

INVESTMENT VALUATION:

Valuation Inputs (U)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (V)	Value
ASSETS
Investments
Common Stocks	$348,753,187	$181,248,318	$92,367	$530,093,872
Preferred Stocks	—	1,168,094	—	1,168,094
Asset-Backed Securities	—	5,281,284	—	5,281,284
Convertible Bonds	—	7,992	189,120	197,112
Corporate Debt Securities	—	170,811,858	3,564,214	174,376,072
Foreign Government Obligations	—	424,229,153	—	424,229,153
Loan Assignments	—	164,867	—	164,867
Mortgage-Backed Securities	—	14,613,771	—	14,613,771
U.S. Government Agency Obligations	—	49,226,136	—	49,226,136
U.S. Government Obligations	—	67,578,881	—	67,578,881
Short-Term U.S. Government Obligations	—	599,498	—	599,498
Other Investment Company	12,180,908	—	—	12,180,908
Repurchase Agreements	—	216,469,636	—	216,469,636

Total Investments	$360,934,095	$1,131,399,488	$3,845,701	$1,496,179,284

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$2,412,988	$—	$2,412,988
Over-the-Counter Total Return Swap Agreements	—	15,203,531	—	15,203,531
Futures Contracts (W)	1,430,654	—	—	1,430,654
Forward Foreign Currency Contracts (W)	—	1,250,415	—	1,250,415

Total Other Financial Instruments	$1,430,654	$18,866,934	$—	$20,297,588

LIABILITIES
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$(1,230,959)	$—	$(1,230,959)
Over-the-Counter Total Return Swap Agreements	—	(6,170,064)	—	(6,170,064)
Futures Contracts (W)	(3,266,448)	—	—	(3,266,448)
Forward Foreign Currency Contracts (W)	—	(1,994,869)	—	(1,994,869)

Total Other Financial Instruments	$(3,266,448)	$(9,395,892)	$—	$(12,662,340)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (I)	$—	$—	$92,366	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $40,961,201, collateralized by cash collateral of $12,180,908 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $30,065,356. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2021, the total value of securities is $3,951,897, representing 0.3% of the Portfolio’s net assets.
(E)	Securities are Level 3 of the fair value hierarchy.
(F)	Restricted securities. At December 31, 2021, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Quintis Pty Ltd.	10/25/2018	$1,059,498	$1	0.0	%(A)

Convertible Bonds	REI Agro Ltd. 5.50%, 11/13/2014	05/02/2014	395,548	2,165	0.0	(A)

Corporate Debt Securities	Quintis Australia Pty Ltd. PIK Rate 0.00%, Cash Rate 12.00%, 10/01/2028	07/20/2016	3,264,377	3,336,317	0.2

Corporate Debt Securities	Quintis Australia Pty Ltd. PIK Rate 8.00%, Cash Rate 7.50%, 10/01/2026	07/20/2016 - 10/01/2021	223,812	227,897	0.0	(A)

Total			$4,943,235	$3,566,380	0.2%

(G)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $52,534,162, representing 3.5% of the Portfolio’s net assets.
(H)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(I)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(J)	Security deemed worthless.
(K)	Rates disclosed reflect the yields at December 31, 2021.
(L)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2021, the total value of such securities is $361,979, representing less than 0.1% of the Portfolio’s net assets.
(M)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2021, the total value of Regulation S securities is $213,637,997, representing 14.4% of the Portfolio’s net assets.
(N)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(O)	Perpetual maturity. The date displayed is the next call date.
(P)	All or a portion of investments is owned by Transamerica Cayman Morgan Stanley Global Allocation Ltd., a wholly-owned subsidiary of the Portfolio.
(Q)	All or a portion of the security represents unsettled loan commitments at December 31, 2021 where the rate will be determined at time of settlement.
(R)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(S)	All or a portion of the security has been segregated by the custodian as collateral for open over-the-counter swaptions, swap agreements and forward currency contracts. The value of the security is $519,500.
(T)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(U)	The Portfolio recognizes transfers in and out of Level 3 as of December 31, 2021. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(V)	Level 3 securities were not considered significant to the Portfolio.
(W)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (offshore)
CNY	Chinese Yuan Renminbi (onshore)
COP	Columbian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
BRL-CDI	Brazil Interbank Deposit Rate
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
ETF	Exchange-Traded Fund
FTSE	Financial Times Stock Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
STOXX	Deutsche Börse Group & SIX Group Index
TBA	To Be Announced
TBD	To Be Determined
TIIE	Tasa de Interés Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $1,143,121,936) (including securities loaned of $40,961,201)	$1,279,709,648
Repurchase agreement, at value (cost $216,469,636)	216,469,636
Cash collateral pledged at broker for:
Securities sold short	2,671,705
TBA commitments	60,000
Centrally cleared swap agreements	8,072,000
OTC derivatives (A)	2,160,000
Futures contracts	13,299,268
OTC swap agreements, at value	15,203,531
Foreign currency, at value (cost $15,425,608)	16,309,797
Receivables and other assets:
Investments sold	1,970,203
When-issued, delayed-delivery, forward and TBA commitments sold	18,334,688
Net income from securities lending	2,817
Shares of beneficial interest sold	203,629
Dividends	375,675
Interest	3,299,912
Tax reclaims	680,996
Variation margin receivable on futures contracts	216,311
Unrealized appreciation on forward foreign currency contracts	1,250,415

Total assets	1,580,290,231

Liabilities:
Cash collateral received upon return of:
Securities on loan	12,180,908
Cash collateral at broker for:
OTC derivatives (A)	13,170,000
OTC swap agreements, at value	6,170,064
Payables and other liabilities:
Investments purchased	2,486,441
When-issued, delayed-delivery, forward and TBA commitments purchased	57,898,871
Shares of beneficial interest redeemed	273,016
Foreign capital gains tax	18,009
Due to custodian	3,035,828
Investment management fees	806,137
Distribution and service fees	249,176
Transfer agent costs	3,288
Trustees, CCO and deferred compensation fees	15,010
Audit and tax fees	50,875
Custody fees	206,558
Legal fees	1,634
Printing and shareholder reports fees	163,727
Other accrued expenses	30,193
Variation margin payable on centrally cleared swap agreements	691,808
Unrealized depreciation on forward foreign currency contracts	1,994,869

Total liabilities	99,446,412

Net assets	$1,480,843,819

Net assets consist of:
Capital stock ($0.01 par value)	$1,029,254
Additional paid-in capital	1,141,240,658
Total distributable earnings (accumulated losses)	338,573,907

Net assets	$1,480,843,819

Net assets by class:
Initial Class	$299,520,626
Service Class	1,181,323,193

Shares outstanding:
Initial Class	32,766,952
Service Class	70,158,475

Net asset value and offering price per share:
Initial Class	$9.14
Service Class	16.84

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$15,003,964
Interest income	10,125,070
Net income from securities lending	105,428
Withholding taxes on foreign income	(776,284)

Total investment income	24,458,178

Expenses:
Investment management fees	10,867,910
Distribution and service fees:
Service Class	3,097,930
Transfer agent costs	21,063
Trustees, CCO and deferred compensation fees	60,364
Audit and tax fees	75,972
Custody fees	570,138
Legal fees	95,250
Printing and shareholder reports fees	131,230
Dividends, interest and fees for borrowings from securities sold short	1,776,493
Other	211,691

Total expenses before waiver and/or reimbursement and recapture	16,908,041

Expenses waived and/or reimbursed:
Initial Class	(249,182)
Service Class	(677,063)

Net expenses	15,981,796

Net investment income (loss)	8,476,382

Net realized gain (loss) on:
Investments	127,344,950	(A)
Swap agreements	114,672,400
Futures contracts	(46,863,300)
Forward foreign currency contracts	1,404,098
Foreign currency transactions	(116,860)

Net realized gain (loss)	196,441,288

Net change in unrealized appreciation (depreciation) on:
Investments	(47,803,505	)(B)
Swap agreements	(33,311,619)
Futures contracts	863,913
Forward foreign currency contracts	(4,065,367)
Translation of assets and liabilities denominated in foreign currencies	140,023

Net change in unrealized appreciation (depreciation)	(84,176,555)

Net realized and change in unrealized gain (loss)	112,264,733

Net increase (decrease) in net assets resulting from operations	$120,741,115

(A)	Includes net of realized foreign capital gains tax of $(2).
(B)	Includes net change in foreign capital gains tax of $30,911.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$8,476,382	$5,443,999
Net realized gain (loss)	196,441,288	146,076,959
Net change in unrealized appreciation (depreciation)	(84,176,555)	78,115,811

Net increase (decrease) in net assets resulting from operations	120,741,115	229,636,769

Dividends and/or distributions to shareholders:
Initial Class	(45,308,878)	(22,216,285)
Service Class	(104,230,948)	(53,733,830)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(149,539,826)	(75,950,115)

Capital share transactions:
Proceeds from shares sold:
Initial Class	472,528	13,002,752
Service Class	7,984,420	9,225,957

	8,456,948	22,228,709

Dividends and/or distributions reinvested:
Initial Class	45,308,878	22,216,285
Service Class	104,230,948	53,733,830

	149,539,826	75,950,115

Cost of shares redeemed:
Initial Class	(19,423,981)	(228,542,670)
Service Class	(178,366,632)	(156,286,553)

	(197,790,613)	(384,829,223)

Net increase (decrease) in net assets resulting from capital share transactions	(39,793,839)	(286,650,399)

Net increase (decrease) in net assets	(68,592,550)	(132,963,745)

Net assets:
Beginning of year	1,549,436,369	1,682,400,114

End of year	$1,480,843,819	$1,549,436,369

Capital share transactions - shares:
Shares issued:
Initial Class	47,726	1,506,604
Service Class	454,017	643,433

	501,743	2,150,037

Shares reinvested:
Initial Class	4,995,466	2,490,615
Service Class	6,233,908	3,505,142

	11,229,374	5,995,757

Shares redeemed:
Initial Class	(1,944,084)	(26,845,874)
Service Class	(10,199,343)	(10,546,376)

	(12,143,427)	(37,392,250)

Net increase (decrease) in shares outstanding:
Initial Class	3,099,108	(22,848,655)
Service Class	(3,511,418)	(6,397,801)

	(412,310)	(29,246,456)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019		December 31, 2018	December 31, 2017
Net asset value, beginning of year	$9.92	$9.08	$8.41		$9.45	$8.47

Investment operations:
Net investment income (loss) (A)	0.08	0.06	0.14		0.14	0.12
Net realized and unrealized gain (loss)	0.73	1.56	1.33		(0.81)	1.05

Total investment operations	0.81	1.62	1.47		(0.67)	1.17

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.19)	(0.18)		(0.21)	(0.19)
Net realized gains	(1.46)	(0.59)	(0.62)		(0.16)	—

Total dividends and/or distributions to shareholders	(1.59)	(0.78)	(0.80)		(0.37)	(0.19)

Net asset value, end of year	$9.14	$9.92	$9.08		$8.41	$9.45

Total return	8.42%	18.59%	18.20%		(7.40)%	13.75%

Ratio and supplemental data:
Net assets end of year (000’s)	$299,521	$294,447	$476,636		$402,850	$525,413
Expenses to average net assets (B)
Excluding waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	0.93%	0.87%	0.77%		0.82%	0.84%
Including waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	0.84%	0.83%	0.76%		0.80%	0.81%
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	0.73%	0.75%	0.76	%(C)	0.79%	0.79%
Net investment income (loss) to average net assets	0.82%	0.62%	1.55%		1.47%	1.30%
Portfolio turnover rate	65%	151%	190%		160%	114%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Dividends and interest from securities sold short rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019		December 31, 2018	December 31, 2017
Net asset value, beginning of year	$17.04	$15.06	$13.47		$14.91	$13.27

Investment operations:
Net investment income (loss) (A)	0.08	0.05	0.19		0.18	0.15
Net realized and unrealized gain (loss)	1.27	2.67	2.16		(1.29)	1.64

Total investment operations	1.35	2.72	2.35		(1.11)	1.79

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.15)	(0.14)		(0.17)	(0.15)
Net realized gains	(1.46)	(0.59)	(0.62)		(0.16)	—

Total dividends and/or distributions to shareholders	(1.55)	(0.74)	(0.76)		(0.33)	(0.15)

Net asset value, end of year	$16.84	$17.04	$15.06		$13.47	$14.91

Total return	8.18%	18.34%	17.85%		(7.62)%	13.49%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,181,323	$1,254,989	$1,205,764		$1,161,703	$1,443,353
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.14%	1.13%	1.02%		1.07%	1.09%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.08%	1.09%	1.01%		1.05%	1.06%
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	0.97%	0.99%	1.01	%(C)	1.04%	1.04%
Net investment income (loss) to average net assets	0.48%	0.30%	1.31%		1.21%	1.05%
Portfolio turnover rate	65%	151%	190%		160%	114%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Dividends and interest from securities sold short rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Global Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Transamerica Cayman Morgan Stanley Global Allocation, Ltd. is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. Please reference the Basis for Consolidation section of the Notes to Financial Statements for more information. The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. BASIS FOR CONSOLIDATION

Transamerica Cayman Morgan Stanley Global Allocation, Ltd. (the “Subsidiary”) is organized under the laws of the Cayman Islands and is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. The principal purpose of investment in the Subsidiary is to allow the Portfolio noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.

At December 31, 2021, the net assets of the Subsidiary as a percentage of the Portfolio’s net assets is as follows:

Subsidiary Net Assets	Percentage of Net Assets
$ 168,990,069	11.41%

3. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s consolidated financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

4. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Consolidated Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. INVESTMENT VALUATION (continued)

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

5. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2021. Open funded loan participations and assignments at December 31, 2021, if any, are included within the Consolidated Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Consolidated Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. SECURITIES AND OTHER INVESTMENTS (continued)

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2021, if any, are identified within the Consolidated Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Consolidated Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2021, if any, are identified within the Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Consolidated Statement of Assets and Liabilities.

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Consolidated Schedule of Investments, and as part of Repurchase agreements, at value within the Consolidated Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Consolidated Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Consolidated Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$7,954,085	$—	$—	$—	$7,954,085
Corporate Debt Securities	3,115,723	—	—	—	3,115,723
Foreign Government Obligations	1,111,100	—	—	—	1,111,100
Total Securities Lending Transactions	$12,180,908	$—	$—	$—	$12,180,908
Total Borrowings	$12,180,908	$—	$—	$—	$12,180,908

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Consolidated Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments, as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Consolidated Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Equity basket total return swap agreements: The Portfolio may enter into equity basket total return swap agreements to obtain exposure to a portfolio of long and/or short securities. Under the terms of the agreements, the swaps are designed to function as a portfolio of direct investments in long and/or short equity or fixed income positions. An equity basket total return swap is an agreement between two parties to exchange, for a specified period and based on the notional amount, the total return on an underlying basket of equity securities for typically fixed or floating interest payments. Equity basket total return swap agreements typically reset on a monthly basis and are privately negotiated in the OTC market. The swaps are entered into as bilateral swap agreements and are traded between counterparties, and as such, subject to counterparty risk.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2021, if any, are listed within the Consolidated Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Consolidated Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Consolidated Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Consolidated Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2021, if any, are listed within the Consolidated Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$2,412,988	$—	$—	$—	$—	$2,412,988
OTC swaps:
OTC swap agreements, at value	—	—	15,203,531	—	—	15,203,531
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	1,118,087	—	141,475	—	171,092	1,430,654
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	1,250,415	—	—	—	1,250,415
Total	$3,531,075	$1,250,415	$15,345,006	$—	$171,092	$20,297,588

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$(1,230,959)	$—	$—	$—	$—	$(1,230,959)
OTC swaps:
OTC swap agreements, at value	—	—	(6,170,064)	—	—	(6,170,064)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(1,436,909)	—	(1,608,662)	—	(220,877)	(3,266,448)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(1,994,869)	—	—	—	(1,994,869)
Total	$(2,667,868)	$(1,994,869)	$(7,778,726)	$—	$(220,877)	$(12,662,340)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Consolidated Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$(891,634)	$—	$115,564,034	$—	$—	$114,672,400
Futures contracts	9,078,227	—	(55,219,109)	—	(722,418)	(46,863,300)
Forward foreign currency contracts	—	1,404,098	—	—	—	1,404,098
Total	$8,186,593	$1,404,098	$60,344,925	$—	$(722,418)	$69,213,198

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$(5,300,482)	$—	$(28,011,137)	$—	$—	$(33,311,619)
Futures contracts	(1,832,447)	—	3,010,837	—	(314,477)	863,913
Forward foreign currency contracts	—	(4,065,367)	—	—	—	(4,065,367)
Total	$(7,132,929)	$(4,065,367)	$(25,000,300)	$—	$(314,477)	$(36,513,073)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Interest rate swaps:
Average notional value – pays fixed rate	$131,592,912
Average notional value – receives fixed rate	57,819,642
Total return swaps:
Average notional value – long	625,525,086
Average notional value – short	(165,751,288)
Futures contracts:
Average notional value of contracts – long	89,353,678
Average notional value of contracts – short	(393,781,912)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	228,560,224
Average contract amounts sold – in USD	250,943,510

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Consolidated Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Consolidated Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Consolidated Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Consolidated Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Barclays Bank PLC	$3,699	$(3,699)	$—	$—	$76,925	$(3,699)	$—	$73,226
BNP Paribas	3,784,657	(563,846)	(3,220,811)	—	563,846	(563,846)	—	—
Goldman Sachs International	6,825,793	(593,679)	(6,232,114)	—	593,679	(593,679)	—	—
JPMorgan Chase Bank, N.A.	5,178,464	(5,178,464)	—	—	6,276,255	(5,178,464)	(1,097,791)	—
State Street Bank & Trust Co.	—	—	—	—	110,981	—	—	110,981
UBS AG	631,676	(502,368)	—	129,308	502,368	(502,368)	—	—
Other Derivatives (C)	3,873,299	—	—	3,873,299	4,538,286	—	—	4,538,286

Total	$20,297,588	$(6,842,056)	$(9,452,925)	$4,002,607	$12,662,340	$(6,842,056)	$(1,097,791)	$4,722,493

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Consolidated Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Consolidated Schedule of Investments.

8. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. RISK FACTORS (continued)

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance depends on the Portfolio’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instrument in which the Portfolio invests, and financial markets generally.

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Consolidated Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Consolidated Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.66%
Over $500 million up to $750 million	0.65
Over $750 million up to $1 billion	0.64
Over $1 billion up to $3 billion	0.63
Over $3 billion	0.59

The Subsidiary entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Portfolio. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in Expense waiver and/or reimbursement within the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended December 31, 2021, the amount waived is $926,245 for the Subsidiary and is not subject to recapture.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Consolidated Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.81%	May 1, 2022
Service Class	1.06	May 1, 2022
Prior to May 1, 2021
Initial Class	0.90
Service Class	1.15

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Consolidated Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Consolidated Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Consolidated Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Consolidated Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Consolidated Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 800,974,057	$ 41,892,544	$ 821,671,163	$ 57,440,626

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Consolidated Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark to market, futures contracts mark to market, passive foreign investment companies, defaulted bond income accruals, premium amortization accruals, swap income receivable and payable, current year option straddle loss deferral, current year future straddle loss deferral and subpart F income. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to the reversal of book income from Cayman subsidiary. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (662,187)	$ 662,187

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,383,886,867	$ 179,120,859	$ (59,045,980)	$ 120,074,879

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Consolidated Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 132,609,142	$ 16,930,684	$ —	$ 59,427,980	$ 16,522,135	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 136,055,902	$ 80,605,585	$ —	$ —	$ 74,736	$ 121,837,684

12. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect ASU 2021-01 to have a material impact on the financial statements.

13. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Global Allocation VP

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Transamerica Morgan Stanley Global Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Morgan Stanley Global Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $16,930,684 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

(unaudited)

MARKET ENVIRONMENT

The MSCI EAFE Index (“Index”) had a very prosperous first half of 2021, but a more modest, but positive second half of the year which led to an annual gain of 11.78%. The consistent storyline in most of the developed world was economic recovery as vaccine distribution became widespread and the world learned how to adapt to a new way of life. Many initiatives throughout Europe and Asia collectively attributed to the Index’s success. During the first quarter alone, the U.K. developed a stimulus package and Japan approved a larger than normal budget to kickstart their respective economies. Following those plans, the second quarter brought recovery funding approvals for many European countries including Portugal, Spain and Greece. The third quarter produced a small dip in the Index as supply chain disruptions and the unfortunate reality of a new COVID variant emerged. As 2021 closed, however, the Index righted the ship thanks to strong earnings announcements and healthy holiday spending.

PERFORMANCE

For the year ended December 31, 2021, Transamerica MSCI EAFE Index VP, Service Class returned 10.95%. By comparison, its benchmark, the MSCI EAFE Index, returned 11.78%.

STRATEGY REVIEW

The investment objective of Transamerica MSCI EAFE Index VP (the “Portfolio”) is to track investment results that, before expenses, correspond generally to the price and yield performance of the Index, the Portfolio’s benchmark. The Index is composed of large- and mid-capitalization equities from developed market countries, excluding the U.S. and Canada.

After expenses, the Portfolio underperformed its benchmark during the fiscal year ended December 31, 2021. The primary drivers of Portfolio performance variation from the Index during 2021 were expenses, slight mismatches in security weightings versus the Index, cash and futures drag, dividend tax withholding differences and transaction costs.

On an individual security level, the top positive contributors to the Portfolio’s performance during 2021 were Nestle SA, Novo Nordisk A/S, Class B, and ASML Holding NV. The top negative contributors to the Portfolio’s performance during the fiscal year were SoftBank Group Corp., AIA Group Ltd., and M3, Inc.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Feehily, CFA

Dwayne Hancock, CFA

Keith Richardson

Co-Portfolio Managers

SSGA Funds Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.9%
Preferred Stocks	0.5
Net Other Assets (Liabilities) ^	1.6
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	10 Year or Since Inception	Inception Date
Initial Class	11.26%	4.81%	01/12/2018
Service Class	10.95%	7.23%	05/01/2017
MSCI EAFE Index (A)	11.78%	8.54%

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portions of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,022.20	$0.92	$1,024.30	$0.92	0.18%
Service Class	1,000.00	1,020.60	2.19	1,023.00	2.19	0.43

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 97.9%
Australia - 7.0%
Afterpay Ltd. (A)	975	$58,884
Ampol Ltd.	1,068	23,046
APA Group	5,460	39,963
Aristocrat Leisure Ltd.	2,705	85,747
ASX Ltd.	862	58,262
Aurizon Holdings Ltd.	9,002	22,857
AusNet Services Ltd.	8,760	16,379
Australia & New Zealand Banking Group Ltd.	12,695	254,089
BHP Group Ltd.	13,329	402,447
BHP Group PLC	9,420	280,446
BlueScope Steel Ltd.	2,142	32,571
Brambles Ltd.	6,498	50,255
Cochlear Ltd.	289	45,442
Coles Group Ltd.	5,763	75,220
Commonwealth Bank of Australia	8,010	588,595
Computershare Ltd.	2,274	33,089
Crown Resorts Ltd. (A)	1,683	14,645
CSL Ltd.	2,160	456,869
Dexus, REIT	4,924	39,837
Domino’s Pizza Enterprises Ltd.	257	22,069
Endeavour Group Ltd.	6,305	30,918
Evolution Mining Ltd.	8,141	24,047
Fortescue Metals Group Ltd.	7,462	104,291
Goodman Group, REIT	7,538	145,333
GPT Group, REIT	8,132	32,067
IDP Education Ltd.	928	23,395
Insurance Australia Group Ltd.	10,822	33,541
Lendlease Corp. Ltd.	2,901	22,563
Macquarie Group Ltd.	1,585	236,860
Magellan Financial Group Ltd.	647	9,998
Medibank Pvt Ltd.	13,102	31,933
Mirvac Group, REIT	17,945	37,993
National Australia Bank Ltd.	14,712	308,695
Newcrest Mining Ltd.	3,524	62,764
Northern Star Resources Ltd.	5,027	34,416
Orica Ltd.	1,824	18,167
Origin Energy Ltd.	8,018	30,568
Qantas Airways Ltd. (A)	4,255	15,510
QBE Insurance Group Ltd.	6,613	54,608
Ramsay Health Care Ltd.	803	41,772
REA Group Ltd.	238	29,028
Reece Ltd.	1,231	24,208
Rio Tinto Ltd.	1,661	120,979
Santos Ltd.	14,676	67,375
Scentre Group, REIT	23,376	53,743
SEEK Ltd.	1,486	35,440
Sonic Healthcare Ltd.	2,027	68,767
South32 Ltd.	20,900	60,975
Stockland, REIT	10,888	33,587
Suncorp Group Ltd.	5,891	47,446
Sydney Airport (A)	5,950	37,575
Tabcorp Holdings Ltd.	9,751	35,614
Telstra Corp. Ltd.	17,754	53,993
Transurban Group	13,601	136,755
Treasury Wine Estates Ltd.	3,372	30,372
Vicinity Centres, REIT	16,029	19,709
Washington H Soul Pattinson & Co. Ltd.	957	20,616
Wesfarmers Ltd.	5,061	218,350

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
Westpac Banking Corp.	16,360	$ 254,123
WiseTech Global Ltd.	637	27,149
Woodside Petroleum Ltd.	4,281	68,304
Woolworths Group Ltd.	5,744	158,846

		5,503,105

Austria - 0.2%
Erste Group Bank AG	1,521	71,305
OMV AG	661	37,381
Raiffeisen Bank International AG	654	19,208
Verbund AG	299	33,603
voestalpine AG	528	19,158

		180,655

Belgium - 0.8%
Ageas SA	795	41,228
Anheuser-Busch InBev SA	3,402	205,937
Elia Group SA	143	18,837
Etablissements Franz Colruyt NV	258	10,944
Groupe Bruxelles Lambert SA	495	55,319
KBC Group NV	1,120	96,220
Proximus SADP	740	14,440
Sofina SA	70	34,428
Solvay SA	327	38,048
UCB SA	570	65,122
Umicore SA	852	34,677

		615,200

Chile - 0.0% (B)
Antofagasta PLC	1,774	32,140

Denmark - 2.7%
Ambu A/S, B Shares	725	19,135
AP Moller - Maersk A/S, Class A	14	46,446
AP Moller - Maersk A/S, Class B	27	96,371
Carlsberg AS, Class B	441	76,138
Chr Hansen Holding A/S	470	37,060
Coloplast A/S, Class B	519	91,383
Danske Bank A/S	3,070	53,000
Demant A/S (A)	492	25,193
DSV A/S	923	215,085
Genmab A/S (A)	294	117,351
GN Store Nord A/S	556	34,887
Novo Nordisk A/S, Class B	7,600	853,677
Novozymes A/S, B Shares	922	75,705
Orsted AS (C)	844	108,089
Pandora A/S	441	54,856
ROCKWOOL International A/S, B Shares	40	17,467
Tryg A/S	1,571	38,769
Vestas Wind Systems A/S	4,511	137,383

		2,097,995

Finland - 1.2%
Elisa OYJ	647	39,840
Fortum OYJ	2,003	61,433
Kesko OYJ, B Shares	1,242	41,397
Kone OYJ, Class B	1,543	110,724
Neste OYJ	1,866	91,837
Nokia OYJ (A)	24,434	154,757
Nordea Bank Abp	9,093	110,921
Nordea Bank Abp	5,384	65,965

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Finland (continued)
Orion OYJ, Class B	443	$ 18,402
Sampo OYJ, A Shares	2,211	110,656
Stora Enso OYJ, R Shares	2,576	47,278
UPM-Kymmene OYJ	2,393	91,050
Wartsila OYJ Abp	2,178	30,548

		974,808

France - 11.1%
Accor SA (A)	728	23,580
Aeroports de Paris (A)	142	18,317
Air Liquide SA	2,141	373,722
Airbus SE (A)	2,664	340,784
Alstom SA	1,416	50,330
Amundi SA (C)	252	20,815
Arkema SA	299	42,160
AXA SA	8,609	256,648
BioMerieux	195	27,729
BNP Paribas SA	5,083	351,676
Bollore SA	3,935	22,042
Bouygues SA	988	35,421
Bureau Veritas SA	1,294	42,988
Capgemini SE	717	175,914
Carrefour SA	2,819	51,688
Cie de Saint-Gobain	2,262	159,333
Cie Generale des Etablissements Michelin SCA	743	121,937
CNP Assurances	840	20,800
Covivio, REIT	226	18,577
Credit Agricole SA	5,486	78,385
Danone SA	2,904	180,486
Dassault Aviation SA	120	12,979
Dassault Systemes SE	3,011	179,320
Edenred	1,109	51,223
Eiffage SA	382	39,342
Electricite de France SA	2,317	27,249
Engie SA	8,067	119,524
EssilorLuxottica SA	1,298	276,698
Eurazeo SE	189	16,525
Faurecia SE	538	25,507
Gecina SA, REIT	197	27,565
Getlink SE	1,973	32,705
Hermes International	143	250,069
Ipsen SA	152	13,931
Kering SA	335	269,610
Klepierre SA, REIT (A)	850	20,177
L’Oreal SA	1,124	533,560
La Francaise DES Jeux SAEM (C)	417	18,487
Legrand SA	1,175	137,653
LVMH Moet Hennessy Louis Vuitton SE	1,253	1,037,095
Orange SA	8,888	95,250
Orpea SA	225	22,568
Pernod Ricard SA	948	228,271
Publicis Groupe SA	1,006	67,804
Remy Cointreau SA	104	25,338
Renault SA (A)	871	30,289
Safran SA	1,519	186,185
Sanofi	5,135	517,856
Sartorius Stedim Biotech	123	67,553
Schneider Electric SE	2,442	479,476
SEB SA	124	19,327

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Societe Generale SA	3,595	$ 123,626
Sodexo SA	394	34,567
Suez SA	1,593	35,928
Teleperformance	263	117,375
Thales SA	451	38,407
TotalEnergies SE	11,326	575,488
Ubisoft Entertainment SA (A)	385	18,878
Unibail-Rodamco-Westfield, CDI (A)	6,063	21,041
Unibail-Rodamco-Westfield, REIT (A)	251	17,609
Valeo	1,042	31,532
Veolia Environnement SA	2,905	106,695
Vinci SA	2,433	257,358
Vivendi SE	3,393	45,930
Wendel SE	119	14,280
Worldline SA (A) (C)	1,080	60,262

		8,741,444

Germany - 8.0%
adidas AG	849	244,465
Allianz SE	1,862	439,169
BASF SE	4,155	291,620
Bayer AG	4,384	234,124
Bayerische Motoren Werke AG	1,465	146,562
Bechtle AG	339	24,123
Beiersdorf AG	425	43,565
Brenntag SE	695	62,761
Carl Zeiss Meditec AG	177	37,130
Commerzbank AG (A)	4,528	34,257
Continental AG (A)	483	50,747
Covestro AG (C)	842	51,823
Daimler AG	3,869	295,608
Daimler Truck Holding AG (A)	1,908	70,142
Delivery Hero SE (A) (C)	718	79,476
Deutsche Bank AG (A)	9,103	113,378
Deutsche Boerse AG	846	141,260
Deutsche Lufthansa AG (A)	2,852	19,970
Deutsche Post AG	4,484	288,414
Deutsche Telekom AG	15,071	278,474
E.ON SE	10,046	139,614
Evonik Industries AG	979	31,627
Fresenius Medical Care AG & Co. KGaA	932	60,420
Fresenius SE & Co. KGaA	1,824	73,313
GEA Group AG	686	37,469
Hannover Rueck SE	262	49,674
HeidelbergCement AG	647	43,787
HelloFresh SE (A)	742	56,865
Henkel AG & Co. KGaA	496	38,664
Infineon Technologies AG	5,827	268,266
KION Group AG	326	35,608
Knorr-Bremse AG	313	30,913
LANXESS AG	343	21,211
LEG Immobilien SE	326	45,452
Merck KGaA	586	150,753
MTU Aero Engines AG	234	47,512
Muenchener Rueckversicherungs-Gesellschaft AG	626	184,801
Nemetschek SE	252	32,222
Puma SE	462	56,421
Rational AG	21	21,478

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
RWE AG	2,832	$ 114,743
SAP SE	4,714	663,446
Scout24 SE (C)	390	27,232
Siemens AG	3,454	598,242
Siemens Healthineers AG (C)	1,251	93,274
Symrise AG	570	84,300
Telefonica Deutschland Holding AG	5,130	14,229
Uniper SE	386	18,327
United Internet AG	469	18,594
Volkswagen AG	147	42,973
Vonovia SE	3,296	181,617
Zalando SE (A) (C)	983	79,187

		6,309,302

Hong Kong - 2.7%
AIA Group Ltd.	54,600	550,373
BOC Hong Kong Holdings Ltd.	17,000	55,704
Budweiser Brewing Co. APAC Ltd. (C)	7,500	19,670
Chow Tai Fook Jewellery Group Ltd.	8,400	15,103
CK Asset Holdings Ltd.	8,915	56,194
CK Hutchison Holdings Ltd.	12,000	77,409
CK Infrastructure Holdings Ltd.	3,000	19,102
CLP Holdings Ltd.	7,500	75,745
ESR Cayman Ltd. (A) (C)	9,000	30,414
Futu Holdings Ltd., ADR (A)	200	8,660
Galaxy Entertainment Group Ltd. (A)	10,000	51,811
Hang Lung Properties Ltd.	9,000	18,514
Hang Seng Bank Ltd.	3,300	60,392
Henderson Land Development Co. Ltd.	6,531	27,807
HK Electric Investments & HK Electric Investments Ltd.	11,500	11,282
HKT Trust & HKT Ltd.	16,000	21,504
Hong Kong & China Gas Co. Ltd.	51,085	79,534
Hong Kong Exchanges & Clearing Ltd.	5,472	319,581
Hongkong Land Holdings Ltd.	5,000	26,000
Jardine Matheson Holdings Ltd.	1,000	55,010
Link, REIT	9,070	79,853
Melco Resorts & Entertainment Ltd., ADR (A)	900	9,162
MTR Corp. Ltd.	7,015	37,650
New World Development Co. Ltd.	7,278	28,795
Power Assets Holdings Ltd.	6,000	37,396
Sino Land Co. Ltd.	14,769	18,391
SITC International Holdings Co. Ltd.	6,000	21,699
Sun Hung Kai Properties Ltd.	5,850	70,972
Swire Pacific Ltd., Class A	2,000	11,375
Swire Properties Ltd.	5,800	14,534
Techtronic Industries Co. Ltd.	6,000	119,422
WH Group Ltd. (C)	36,787	23,070
Wharf Real Estate Investment Co. Ltd.	7,300	37,073
Xinyi Glass Holdings Ltd.	8,000	20,006

		2,109,207

Ireland - 1.1%
CRH PLC	3,501	185,423
DCC PLC	430	35,213
Experian PLC	4,124	202,740
Flutter Entertainment PLC (A)	745	117,897
James Hardie Industries PLC, CDI	1,981	79,703
Kerry Group PLC, Class A	702	90,512

	Shares	Value
COMMON STOCKS (continued)
Ireland (continued)
Kingspan Group PLC	693	$ 82,843
Smurfit Kappa Group PLC	1,074	59,230

		853,561

Israel - 0.7%
Azrieli Group Ltd.	202	19,273
Bank Hapoalim BM	5,199	53,508
Bank Leumi Le-Israel BM	6,315	67,735
Check Point Software Technologies Ltd. (A)	450	52,452
CyberArk Software Ltd. (A)	200	34,656
Elbit Systems Ltd.	106	18,323
Fiverr International Ltd. (A)	100	11,370
ICL Group Ltd.	3,199	30,813
Inmode Ltd. (A)	200	14,116
Israel Discount Bank Ltd., A Shares	5,226	35,089
Kornit Digital Ltd. (A)	200	30,450
Mizrahi Tefahot Bank Ltd.	619	23,838
Nice Ltd. (A)	283	85,821
Teva Pharmaceutical Industries Ltd., ADR (A)	4,915	39,369
Wix.com Ltd. (A)	300	47,337

		564,150

Italy - 2.0%
Amplifon SpA	566	30,456
Assicurazioni Generali SpA	5,030	106,308
Atlantia SpA (A)	2,130	42,263
Davide Campari-Milano NV	2,567	37,458
DiaSorin SpA	114	21,688
Enel SpA	36,265	289,978
Eni SpA	11,305	157,114
Ferrari NV	572	147,236
FinecoBank Banca Fineco SpA	2,651	46,426
Infrastrutture Wireless Italiane SpA (C)	1,396	16,928
Intesa Sanpaolo SpA	74,816	193,244
Mediobanca Banca di Credito Finanziario SpA	2,679	30,756
Moncler SpA	925	66,848
Nexi SpA (A) (C)	2,127	33,705
Poste Italiane SpA (C)	2,434	31,886
Prysmian SpA	1,111	41,792
Recordati Industria Chimica e Farmaceutica SpA	490	31,465
Snam SpA	9,074	54,654
Telecom Italia SpA	46,799	23,024
Terna - Rete Elettrica Nazionale	6,050	48,942
UniCredit SpA	9,542	146,673

		1,598,844

Japan - 22.2%
Advantest Corp.	900	85,229
Aeon Co. Ltd.	2,900	68,342
AGC, Inc.	900	42,996
Aisin Corp.	700	26,857
Ajinomoto Co., Inc.	2,000	60,884
ANA Holdings, Inc. (A)	700	14,633
Asahi Group Holdings Ltd.	2,000	77,858
Asahi Intecc Co. Ltd.	1,000	21,484
Asahi Kasei Corp.	5,700	53,696
Astellas Pharma, Inc.	8,300	135,087
Azbil Corp.	500	22,804
Bandai Namco Holdings, Inc.	900	70,370
Benefit One, Inc.	300	12,889

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Bridgestone Corp.	2,500	$ 107,332
Brother Industries Ltd.	1,100	21,202
Canon, Inc.	4,300	104,893
Capcom Co. Ltd.	800	18,841
Central Japan Railway Co.	700	93,150
Chiba Bank Ltd.	2,500	14,301
Chubu Electric Power Co., Inc.	2,800	29,575
Chugai Pharmaceutical Co. Ltd.	3,000	97,788
Concordia Financial Group Ltd.	4,900	17,795
Cosmos Pharmaceutical Corp.	100	14,701
CyberAgent, Inc.	1,800	30,006
Dai Nippon Printing Co. Ltd.	1,100	27,683
Dai-ichi Life Holdings, Inc.	4,600	92,782
Daifuku Co. Ltd.	500	40,887
Daiichi Sankyo Co. Ltd.	7,700	195,976
Daikin Industries Ltd.	1,100	249,171
Daito Trust Construction Co. Ltd.	300	34,416
Daiwa House Industry Co. Ltd.	2,500	71,848
Daiwa House Investment Corp., REIT	9	27,264
Daiwa Securities Group, Inc.	6,300	35,551
Denso Corp.	2,000	165,742
Dentsu Group, Inc.	1,000	35,593
Disco Corp.	100	30,565
East Japan Railway Co.	1,300	79,918
Eisai Co. Ltd.	1,000	56,768
ENEOS Holdings, Inc.	13,300	49,686
FANUC Corp.	900	191,306
Fast Retailing Co. Ltd.	300	170,533
Fuji Electric Co. Ltd.	600	32,777
FUJIFILM Holdings Corp.	1,600	118,615
Fujitsu Ltd.	900	154,644
GLP J-REIT	19	32,842
GMO Payment Gateway, Inc.	200	24,905
Hakuhodo DY Holdings, Inc.	1,100	18,304
Hamamatsu Photonics KK	600	38,322
Hankyu Hanshin Holdings, Inc.	1,000	28,419
Hikari Tsushin, Inc.	80	12,321
Hino Motors Ltd.	1,000	8,246
Hirose Electric Co. Ltd.	200	33,612
Hitachi Construction Machinery Co. Ltd.	500	14,447
Hitachi Ltd.	4,300	232,945
Hitachi Metals Ltd. (A)	1,000	18,529
Honda Motor Co. Ltd.	7,300	207,690
Hoshizaki Corp.	300	22,571
Hoya Corp.	1,700	252,266
Hulic Co. Ltd.	1,600	15,215
Ibiden Co. Ltd.	500	29,693
Idemitsu Kosan Co. Ltd.	900	22,968
Iida Group Holdings Co. Ltd.	700	16,280
Inpex Corp.	4,600	40,000
Isuzu Motors Ltd.	2,700	33,605
Ito En Ltd.	200	10,508
ITOCHU Corp.	5,300	162,148
Itochu Techno-Solutions Corp.	400	12,867
Japan Airlines Co. Ltd. (A)	700	13,288
Japan Exchange Group, Inc.	2,300	50,392
Japan Metropolitan Fund Investment Corp., REIT	30	25,845

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Japan Post Bank Co. Ltd.	2,000	$ 18,333
Japan Post Holdings Co. Ltd.	11,200	87,251
Japan Post Insurance Co. Ltd.	1,000	16,064
Japan Real Estate Investment Corp., REIT	6	34,060
Japan Tobacco, Inc.	5,200	104,998
JFE Holdings, Inc.	2,200	28,068
JSR Corp.	900	34,203
Kajima Corp.	2,100	24,134
Kakaku.com, Inc.	600	16,040
Kansai Electric Power Co., Inc.	2,900	27,106
Kansai Paint Co. Ltd.	700	15,222
Kao Corp.	2,100	109,986
KDDI Corp.	7,100	207,630
Keio Corp.	500	22,061
Keisei Electric Railway Co. Ltd.	500	13,526
Keyence Corp.	900	565,882
Kikkoman Corp.	700	58,948
Kintetsu Group Holdings Co. Ltd. (A)	700	19,568
Kirin Holdings Co. Ltd.	3,600	57,985
Kobayashi Pharmaceutical Co. Ltd.	300	23,597
Kobe Bussan Co. Ltd.	600	23,230
Koei Tecmo Holdings Co. Ltd.	260	10,209
Koito Manufacturing Co. Ltd.	500	26,482
Komatsu Ltd.	4,000	93,544
Konami Holdings Corp.	400	19,200
Kose Corp.	200	22,688
Kubota Corp.	4,700	104,509
Kurita Water Industries Ltd.	400	18,963
Kyocera Corp.	1,500	93,789
Kyowa Kirin Co. Ltd.	1,100	29,992
Lasertec Corp.	300	91,890
Lawson, Inc.	200	9,490
Lion Corp.	900	12,031
Lixil Corp.	1,100	29,345
M3, Inc.	2,000	100,843
Makita Corp.	1,000	42,450
Marubeni Corp.	6,900	67,227
Mazda Motor Corp. (A)	2,700	20,717
McDonald’s Holdings Co. Japan Ltd.	300	13,277
Medipal Holdings Corp.	800	14,996
MEIJI Holdings Co. Ltd.	500	29,847
Mercari, Inc. (A)	400	20,351
Minebea Mitsumi, Inc.	1,500	42,620
MISUMI Group, Inc.	1,300	53,407
Mitsubishi Chemical Holdings Corp.	5,500	40,795
Mitsubishi Corp.	5,600	177,817
Mitsubishi Electric Corp.	8,000	101,544
Mitsubishi Estate Co. Ltd.	5,100	70,750
Mitsubishi Gas Chemical Co., Inc.	700	11,866
Mitsubishi HC Capital, Inc.	2,900	14,348
Mitsubishi Heavy Industries Ltd.	1,400	32,369
Mitsubishi UFJ Financial Group, Inc.	55,300	300,958
Mitsui & Co. Ltd.	6,900	163,515
Mitsui Chemicals, Inc.	700	18,816
Mitsui Fudosan Co. Ltd.	4,000	79,283
Miura Co. Ltd.	400	13,770
Mizuho Financial Group, Inc.	10,800	137,173
MonotaRO Co. Ltd.	1,000	17,986

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
MS&AD Insurance Group Holdings, Inc.	1,900	$ 58,505
Murata Manufacturing Co. Ltd.	2,600	207,382
NEC Corp.	1,100	50,864
Nexon Co. Ltd.	2,100	40,606
NGK Insulators Ltd.	1,200	20,310
Nidec Corp.	2,000	236,589
Nihon M&A Center Holdings, Inc.	1,400	34,341
Nintendo Co. Ltd.	500	233,929
Nippon Building Fund, Inc., REIT	7	40,773
Nippon Express Co. Ltd. (A)	300	17,707
Nippon Paint Holdings Co. Ltd.	3,000	32,762
Nippon Prologis, Inc., REIT	9	31,813
Nippon Sanso Holdings Corp.	700	15,311
Nippon Shinyaku Co. Ltd.	200	13,927
Nippon Steel Corp.	3,800	62,077
Nippon Telegraph & Telephone Corp.	5,800	158,620
Nippon Yusen KK	700	53,377
Nissan Chemical Corp.	500	29,080
Nissan Motor Co. Ltd. (A)	10,300	49,610
Nisshin Seifun Group, Inc.	700	10,098
Nissin Foods Holdings Co. Ltd.	300	21,895
Nitori Holdings Co. Ltd.	400	59,829
Nitto Denko Corp.	700	54,077
Nomura Holdings, Inc.	13,900	60,543
Nomura Real Estate Holdings, Inc.	400	9,217
Nomura Real Estate Master Fund, Inc., REIT	17	23,925
Nomura Research Institute Ltd.	1,500	64,126
NTT Data Corp.	2,800	60,063
Obayashi Corp.	2,900	22,444
OBIC Co. Ltd.	300	56,145
Odakyu Electric Railway Co. Ltd.	1,300	24,169
Oji Holdings Corp.	3,800	18,411
Olympus Corp.	5,000	115,136
Omron Corp.	800	79,718
Ono Pharmaceutical Co. Ltd.	1,600	39,769
Open House Co. Ltd.	400	20,903
Oracle Corp.	200	15,195
Oriental Land Co. Ltd.	900	151,764
ORIX Corp.	5,500	112,245
ORIX J-REIT, Inc.	12	18,759
Osaka Gas Co. Ltd.	1,600	26,463
Otsuka Corp.	500	23,841
Otsuka Holdings Co. Ltd.	1,700	61,848
Pan Pacific International Holdings Corp.	1,900	26,189
Panasonic Corp.	9,900	108,829
Persol Holdings Co. Ltd.	800	23,259
Pola Orbis Holdings, Inc.	300	5,000
Rakuten Group, Inc.	4,000	40,133
Recruit Holdings Co. Ltd.	6,000	365,134
Renesas Electronics Corp. (A)	5,400	67,072
Resona Holdings, Inc.	9,200	35,753
Ricoh Co. Ltd.	2,700	25,167
Rinnai Corp.	200	18,049
Rohm Co. Ltd.	400	36,388
Ryohin Keikaku Co. Ltd.	1,150	17,535
Santen Pharmaceutical Co. Ltd.	1,500	18,313
SBI Holdings, Inc.	1,000	27,276
SCSK Corp.	600	11,941

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Secom Co. Ltd.	1,000	$ 69,486
Seiko Epson Corp.	1,200	21,612
Sekisui Chemical Co. Ltd.	1,700	28,431
Sekisui House Ltd.	2,700	58,092
Seven & i Holdings Co. Ltd.	3,300	145,160
SG Holdings Co. Ltd.	1,400	32,828
Sharp Corp.	1,000	11,485
Shimadzu Corp.	1,000	42,238
Shimano, Inc.	300	79,896
Shimizu Corp.	2,300	14,261
Shin-Etsu Chemical Co. Ltd.	1,600	277,721
Shionogi & Co. Ltd.	1,200	84,416
Shiseido Co. Ltd.	1,800	100,416
Shizuoka Bank Ltd.	2,000	14,278
SMC Corp.	300	202,757
SoftBank Corp.	12,700	160,408
SoftBank Group Corp.	5,400	258,877
Sohgo Security Services Co. Ltd.	300	11,921
Sompo Holdings, Inc.	1,400	59,043
Sony Group Corp.	5,700	719,786
Square Enix Holdings Co. Ltd.	400	20,520
Stanley Electric Co. Ltd.	500	12,553
Subaru Corp.	2,600	46,456
Sumco Corp.	1,400	28,508
Sumitomo Chemical Co. Ltd.	6,500	30,653
Sumitomo Corp.	5,000	73,997
Sumitomo Dainippon Pharma Co. Ltd.	700	8,076
Sumitomo Electric Industries Ltd.	3,200	41,763
Sumitomo Metal Mining Co. Ltd.	1,100	41,662
Sumitomo Mitsui Financial Group, Inc.	5,800	198,054
Sumitomo Mitsui Trust Holdings, Inc.	1,500	50,157
Sumitomo Realty & Development Co. Ltd.	1,400	41,273
Suntory Beverage & Food Ltd.	600	21,728
Suzuki Motor Corp.	1,600	61,700
Sysmex Corp.	800	107,985
T&D Holdings, Inc.	2,200	28,107
Taisei Corp.	800	24,328
Taisho Pharmaceutical Holdings Co. Ltd.	200	9,232
Takeda Pharmaceutical Co. Ltd.	7,000	191,158
TDK Corp.	1,800	70,247
Terumo Corp.	2,900	122,498
TIS, Inc.	1,000	29,736
Tobu Railway Co. Ltd.	900	20,538
Toho Co. Ltd.	500	21,396
Tokio Marine Holdings, Inc.	2,800	155,875
Tokyo Century Corp.	200	9,709
Tokyo Electric Power Co. Holdings, Inc. (A)	6,100	15,770
Tokyo Electron Ltd.	700	402,901
Tokyo Gas Co. Ltd.	1,600	28,721
Tokyu Corp.	2,100	27,917
Toppan, Inc.	1,200	22,519
Toray Industries, Inc.	6,000	35,548
Toshiba Corp.	1,800	74,067
Tosoh Corp.	1,100	16,342
TOTO Ltd.	600	27,682
Toyo Suisan Kaisha Ltd.	400	16,959
Toyota Industries Corp.	700	55,995
Toyota Motor Corp.	47,900	885,316

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Toyota Tsusho Corp.	1,000	$ 46,097
Trend Micro, Inc.	600	33,310
Tsuruha Holdings, Inc.	200	19,204
Unicharm Corp.	1,800	78,313
USS Co. Ltd.	900	14,061
Welcia Holdings Co. Ltd.	400	12,493
West Japan Railway Co.	1,000	41,823
Yakult Honsha Co. Ltd.	600	31,302
Yamaha Corp.	600	29,601
Yamaha Motor Co. Ltd.	1,200	28,823
Yamato Holdings Co. Ltd.	1,200	28,190
Yaskawa Electric Corp.	1,100	53,972
Yokogawa Electric Corp.	1,000	18,049
Z Holdings Corp.	12,000	69,240
ZOZO, Inc.	600	18,708

		17,497,563

Jordan - 0.0% (B)
Hikma Pharmaceuticals PLC	787	23,638

Luxembourg - 0.3%
ArcelorMittal SA	3,072	98,436
Aroundtown SA	4,530	27,327
Eurofins Scientific SE	603	74,693
Tenaris SA	2,087	21,782

		222,238

Macau - 0.0% (B)
Sands China Ltd. (A)	11,200	26,084

Netherlands - 6.2%
ABN AMRO Bank NV, CVA (C)	1,845	27,130
Adyen NV (A) (C)	90	236,848
Akzo Nobel NV	838	92,067
Argenx SE (A)	202	72,512
ASM International NV	208	92,047
ASML Holding NV	1,865	1,500,537
Euronext NV (C)	380	39,477
EXOR NV	471	42,163
Heineken Holding NV	494	45,640
Heineken NV	1,148	129,210
IMCD NV	258	57,190
ING Groep NV	17,401	242,527
JDE Peet’s NV	433	13,360
Just Eat Takeaway.com NV (A) (C)	812	44,809
Koninklijke Ahold Delhaize NV	4,651	159,570
Koninklijke DSM NV	779	175,604
Koninklijke KPN NV	14,861	46,190
Koninklijke Philips NV	4,070	151,823
NN Group NV	1,333	72,254
Prosus NV (A)	4,217	353,021
QIAGEN NV (A)	991	54,951
Randstad NV	533	36,434
Royal Dutch Shell PLC, A Shares	18,529	406,746
Royal Dutch Shell PLC, B Shares	16,638	365,370
Stellantis NV	9,072	171,717
Universal Music Group NV	3,231	91,153
Wolters Kluwer NV	1,189	140,241

		4,860,591

	Shares	Value
COMMON STOCKS (continued)
New Zealand - 0.3%
Auckland International Airport Ltd. (A)	5,679	$ 29,950
Fisher & Paykel Healthcare Corp. Ltd.	2,589	58,090
Mercury Ltd.	2,868	12,022
Meridian Energy Ltd.	5,854	19,446
Ryman Healthcare Ltd.	1,798	15,085
Spark New Zealand Ltd.	7,962	24,648
Xero Ltd. (A)	595	61,228

		220,469

Norway - 0.7%
Adevinta ASA (A)	1,201	15,954
Aker BP ASA	570	17,527
DnB Bank ASA	4,156	95,063
Equinor ASA	4,360	115,450
Gjensidige Forsikring ASA	914	22,174
Mowi ASA	1,878	44,446
Norsk Hydro ASA	5,756	45,292
Orkla ASA	3,419	34,271
Schibsted ASA, B Shares	444	14,974
Schibsted ASA, Class A	330	12,723
Telenor ASA	3,131	49,216
Yara International ASA	788	39,729

		506,819

Poland - 0.0% (B)
InPost SA (A)	845	10,196

Portugal - 0.2%
EDP - Energias de Portugal SA	12,179	67,000
Galp Energia SGPS SA	2,409	23,367
Jeronimo Martins SGPS SA	1,211	27,712

		118,079

Singapore - 1.2%
Ascendas, REIT	15,303	33,499
CapitaLand Integrated Commercial Trust, REIT	21,752	32,928
Capitaland Investment Ltd. (A)	11,894	30,097
City Developments Ltd.	1,800	9,096
DBS Group Holdings Ltd.	8,146	197,424
Genting Singapore Ltd.	26,500	15,240
Keppel Corp. Ltd.	6,200	23,556
Mapletree Commercial Trust, REIT	10,200	15,138
Mapletree Logistics Trust, REIT	12,943	18,249
Oversea-Chinese Banking Corp. Ltd.	15,160	128,246
Sea Ltd., ADR (A)	600	134,226
Singapore Airlines Ltd. (A)	6,300	23,328
Singapore Exchange Ltd.	3,500	24,154
Singapore Technologies Engineering Ltd.	7,100	19,810
Singapore Telecommunications Ltd.	37,700	64,904
United Overseas Bank Ltd.	5,300	105,795
UOL Group Ltd.	1,700	8,944
Venture Corp. Ltd.	1,100	14,946
Wilmar International Ltd.	8,900	27,342

		926,922

Spain - 2.2%
ACS Actividades de Construccion y Servicios SA	1,110	29,594
Aena SME SA (A) (C)	322	50,710
Amadeus IT Group SA (A)	2,017	136,479
Banco Bilbao Vizcaya Argentaria SA	29,759	176,500
Banco Santander SA	77,344	256,865

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Spain (continued)
CaixaBank SA	19,924	$ 54,425
Cellnex Telecom SA (C)	2,277	131,901
EDP Renovaveis SA	1,217	30,344
Enagas SA	1,047	24,323
Endesa SA	1,353	31,148
Ferrovial SA	2,199	68,771
Grifols SA	1,270	24,438
Iberdrola SA	25,921	306,904
Industria de Diseno Textil SA	4,875	157,219
Naturgy Energy Group SA	1,032	33,566
Red Electrica Corp. SA	1,865	40,329
Repsol SA	6,678	79,088
Siemens Gamesa Renewable Energy SA (A)	996	23,653
Telefonica SA	23,320	101,119

		1,757,376

Sweden - 3.7%
Alfa Laval AB	1,382	55,514
Assa Abloy AB, B Shares	4,419	134,695
Atlas Copco AB, A Shares	3,039	209,997
Atlas Copco AB, B Shares	1,749	102,737
Boliden AB	1,195	46,079
Electrolux AB, B Shares (A)	1,026	24,849
Embracer Group AB (A)	2,597	27,552
Epiroc AB, Class A	2,967	75,023
Epiroc AB, Class B	1,686	35,654
EQT AB	1,308	70,907
Essity AB, Class B	2,731	89,098
Evolution AB (C)	769	108,691
Fastighets AB Balder, B Shares (A)	471	33,895
Getinge AB, B Shares	1,011	44,062
H&M Hennes & Mauritz AB, B Shares	3,450	67,696
Hexagon AB, B Shares	8,685	137,575
Husqvarna AB, B Shares	1,919	30,683
Industrivarden AB, A Shares	602	19,128
Industrivarden AB, C Shares	687	21,524
Investment AB Latour, B Shares	680	27,627
Investor AB, A Shares	2,184	57,456
Investor AB, B Shares	8,247	206,945
Kinnevik AB (A)	1,043	37,082
L E Lundbergforetagen AB, B Shares	350	19,609
Lifco AB, B Shares	1,018	30,406
Lundin Energy AB	869	31,095
Nibe Industrier AB, B Shares	6,285	94,966
Sagax AB, B Shares	716	24,084
Sandvik AB	5,121	142,740
Securitas AB, B Shares	1,468	20,195
Sinch AB (A) (C)	2,392	30,183
Skandinaviska Enskilda Banken AB, Class A	7,227	100,337
Skanska AB, B Shares	1,530	39,537
SKF AB, B Shares	1,700	40,205
Svenska Cellulosa AB SCA, Class B	2,751	48,815
Svenska Handelsbanken AB, A Shares	6,627	71,624
Swedbank AB, A Shares	4,081	82,011
Swedish Match AB	7,018	55,714
Tele2 AB, B Shares	2,218	31,641
Telefonaktiebolaget LM Ericsson, B Shares	13,239	145,669
Telia Co. AB	12,167	47,585
Volvo AB, A Shares	846	19,845

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Volvo AB, B Shares	6,393	$ 147,848

		2,888,578

Switzerland - 10.9%
ABB Ltd.	7,762	295,831
Adecco Group AG	666	33,938
Alcon, Inc.	2,226	196,345
Bachem Holding AG	27	21,142
Baloise Holding AG	218	35,580
Barry Callebaut AG	16	38,842
Chocoladefabriken Lindt & Spruengli AG	5	69,304
Cie Financiere Richemont SA, Class A	2,359	352,517
Clariant AG (A)	978	20,316
Coca-Cola HBC AG (A)	901	31,159
Credit Suisse Group AG	11,690	113,342
EMS-Chemie Holding AG	32	35,763
Geberit AG	166	135,312
Givaudan SA	42	220,357
Glencore PLC (A)	44,622	226,463
Holcim Ltd. (A)	2,376	120,841
Julius Baer Group Ltd.	1,007	67,340
Kuehne & Nagel International AG	247	79,548
Logitech International SA	744	62,412
Lonza Group AG	337	280,582
Nestle SA	12,699	1,773,000
Novartis AG	9,885	868,615
Partners Group Holding AG	101	166,732
Roche Holding AG	3,312	1,378,667
Schindler Holding AG	277	74,243
SGS SA	27	90,010
Siemens Energy AG (A)	1,771	45,186
Sika AG	633	263,086
Sonova Holding AG	245	95,745
STMicroelectronics NV	3,095	152,821
Straumann Holding AG	46	97,271
Swatch Group AG	395	53,361
Swiss Life Holding AG	142	86,759
Swiss Prime Site AG	312	30,628
Swiss Re AG	1,333	131,585
Swisscom AG	113	63,746
Temenos AG	304	41,904
UBS Group AG	16,354	293,543
VAT Group AG (C)	119	58,967
Vifor Pharma AG	216	38,372
Zurich Insurance Group AG	671	293,951

		8,535,126

United Kingdom - 12.5%
3i Group PLC	4,292	84,179
Abrdn PLC	9,429	30,745
Admiral Group PLC	870	37,176
Anglo American PLC	5,779	235,916
Ashtead Group PLC	2,006	161,338
Associated British Foods PLC	1,549	42,101
AstraZeneca PLC	6,992	821,288
Auto Trader Group PLC (C)	4,188	41,948
AVEVA Group PLC	502	23,130
Aviva PLC	17,794	98,845
BAE Systems PLC	14,347	106,768

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Barclays PLC	75,366	$ 190,762
Barratt Developments PLC	4,469	45,247
Berkeley Group Holdings PLC	513	33,156
BP PLC	90,233	403,656
British American Tobacco PLC	9,851	364,480
British Land Co. PLC, REIT	3,992	28,692
BT Group PLC	39,297	90,184
Bunzl PLC	1,500	58,575
Burberry Group PLC	1,779	43,765
CNH Industrial NV	4,539	87,758
Coca-Cola Europacific Partners PLC	947	52,966
Compass Group PLC (A)	7,973	178,173
Croda International PLC	610	83,557
Diageo PLC	10,539	575,738
Entain PLC (A)	2,555	58,204
Evraz PLC	2,367	19,274
Ferguson PLC	1,007	178,624
GlaxoSmithKline PLC	22,725	494,181
Halma PLC	1,685	72,983
Hargreaves Lansdown PLC	1,536	28,171
HSBC Holdings PLC	92,235	560,116
Imperial Brands PLC	4,210	92,115
Informa PLC (A)	6,780	47,409
InterContinental Hotels Group PLC (A)	784	50,735
Intertek Group PLC	723	55,096
J Sainsbury PLC	7,773	29,017
JD Sports Fashion PLC	11,175	32,944
Johnson Matthey PLC	805	22,293
Kingfisher PLC	9,457	43,304
Land Securities Group PLC, REIT	3,220	33,839
Legal & General Group PLC	26,719	107,592
Lloyds Banking Group PLC	316,938	205,058
London Stock Exchange Group PLC	1,470	137,887
M&G PLC	11,649	31,456
Melrose Industries PLC	19,332	41,841
Mondi PLC	2,203	54,449
National Grid PLC	16,088	230,781
Natwest Group PLC	25,713	78,552
Next PLC	595	65,637
Ocado Group PLC (A)	2,137	48,537
Pearson PLC	3,441	28,560
Persimmon PLC	1,443	55,783
Phoenix Group Holdings PLC	2,768	24,473
Prudential PLC	11,672	201,354
Reckitt Benckiser Group PLC	3,183	273,236
RELX PLC	8,625	280,418

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Rentokil Initial PLC	8,344	$ 65,957
Rio Tinto PLC	5,076	336,111
Rolls-Royce Holdings PLC (A)	37,107	61,718
Sage Group PLC	4,596	53,040
Schroders PLC	551	26,551
Segro PLC, REIT	5,322	103,480
Severn Trent PLC	1,054	42,043
Smith & Nephew PLC	3,912	68,492
Smiths Group PLC	1,756	37,542
Spirax-Sarco Engineering PLC	318	69,084
SSE PLC	4,702	104,949
St. James’s Place PLC	2,348	53,504
Standard Chartered PLC	11,792	71,569
Taylor Wimpey PLC	16,290	38,697
Tesco PLC	35,064	137,589
Unilever PLC	11,668	623,122
United Utilities Group PLC	2,917	42,997
Vodafone Group PLC	123,446	187,576
Whitbread PLC (A)	897	36,363
WPP PLC	5,321	80,629

		9,845,075

Total Common Stocks (Cost $64,027,693)		77,019,165

PREFERRED STOCKS - 0.5%
Germany - 0.5%
Bayerische Motoren Werke AG, 2.62% (D)	261	21,644
FUCHS PETROLUB SE, 2.48% (D)	295	13,331
Henkel AG & Co. KGaA, 2.60% (D)	800	64,553
Porsche Automobil Holding SE, 2.64% (D)	670	63,257
Sartorius AG, 0.12% (D)	116	78,455
Volkswagen AG, 2.74% (D)	829	166,532

Total Preferred Stocks (Cost $348,115)		407,772

Total Investments (Cost $64,375,808)		77,426,937
Net Other Assets (Liabilities) - 1.6%		1,277,631

Net Assets - 100.0%		$78,704,568

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Index	11	03/18/2022	$1,253,190	$1,276,990	$ 23,800	$ —

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	8.5%	$6,554,236
Pharmaceuticals	8.4	6,491,810
Insurance	4.7	3,607,210
Chemicals	3.6	2,763,128
Semiconductors & Semiconductor Equipment	3.6	2,756,224
Textiles, Apparel & Luxury Goods	3.5	2,705,705
Machinery	3.5	2,699,505
Oil, Gas & Consumable Fuels	3.4	2,596,114
Food Products	3.3	2,566,667
Automobiles	3.1	2,419,735
Metals & Mining	3.0	2,332,141
Capital Markets	2.9	2,219,108
Health Care Equipment & Supplies	2.4	1,819,629
Beverages	2.1	1,625,976
Electrical Equipment	2.0	1,531,884
Personal Products	1.9	1,461,934
Professional Services	1.9	1,434,863
Electronic Equipment, Instruments & Components	1.8	1,427,240
Electric Utilities	1.8	1,413,406
Diversified Telecommunication Services	1.7	1,354,389
IT Services	1.7	1,346,996
Software	1.7	1,333,056
Trading Companies & Distributors	1.6	1,251,483
Industrial Conglomerates	1.6	1,233,858
Household Durables	1.5	1,198,914
Food & Staples Retailing	1.4	1,120,923
Real Estate Management & Development	1.4	1,095,047
Hotels, Restaurants & Leisure	1.4	1,052,110
Equity Real Estate Investment Trusts	1.4	1,048,197
Building Products	1.3	993,816
Wireless Telecommunication Services	1.1	846,132
Aerospace & Defense	1.1	832,486
Multi-Utilities	1.0	747,285
Diversified Financial Services	0.9	692,217
Biotechnology	0.9	671,170
Entertainment	0.9	658,552
Internet & Direct Marketing Retail	0.8	647,055
Tobacco	0.8	617,307
Auto Components	0.8	610,452
Air Freight & Logistics	0.7	574,713
Specialty Retail	0.7	573,010
Household Products	0.7	555,895
Construction & Engineering	0.7	555,190
Life Sciences Tools & Services	0.6	498,921
Road & Rail	0.6	449,303
Construction Materials	0.6	429,754
Media	0.5	381,932
Technology Hardware, Storage & Peripherals	0.5	353,901
Transportation Infrastructure	0.4	348,275
Multiline Retail	0.4	327,711
Health Care Providers & Services	0.4	327,377
Communications Equipment	0.4	300,426
Marine	0.4	297,441
Gas Utilities	0.4	287,224
Commercial Services & Supplies	0.3	268,016
Paper & Forest Products	0.3	260,003
Interactive Media & Services	0.3	234,882

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Leisure Products	0.2%		$179,867
Health Care Technology	0.1		100,843
Airlines	0.1		86,729
Water Utilities	0.1		85,040
Independent Power & Renewable Electricity Producers	0.1		68,117
Containers & Packaging	0.1		59,230
Diversified Consumer Services	0.0	(B)	23,395
Energy Equipment & Services	0.0	(B)	21,782

Investments	100.0		77,426,937

Total Investments	100.0%		$77,426,937

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$434,764	$76,584,401	$—	$77,019,165
Preferred Stocks	—	407,772	—	407,772

Total Investments	$434,764	$76,992,173	$—	$77,426,937

Other Financial Instruments
Futures Contracts (F)	$23,800	$—	$—	$23,800

Total Other Financial Instruments	$23,800	$—	$—	$23,800

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $1,464,982, representing 1.9% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2021.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
J-REIT	Japan-Real Estate Investment Trust
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $64,375,808)	$77,426,937
Cash	945,220
Cash collateral pledged at broker for:
Futures contracts	73,314
Foreign currency, at value (cost $355,933)	355,665
Receivables and other assets:
Shares of beneficial interest sold	60,166
Dividends	55,379
Tax reclaims	137,853
Due from investment manager	23,952

Total assets	79,078,486

Liabilities:
Payables and other liabilities:
Investments purchased	277,476
Shares of beneficial interest redeemed	2,590
Distribution and service fees	14,568
Transfer agent costs	168
Trustees, CCO and deferred compensation fees	202
Audit and tax fees	15,017
Custody fees	53,596
Legal fees	326
Printing and shareholder reports fees	2,559
Other accrued expenses	6,737
Variation margin payable on futures contracts	679

Total liabilities	373,918

Net assets	$78,704,568

Net assets consist of:
Capital stock ($0.01 par value)	$59,694
Additional paid-in capital	64,577,835
Total distributable earnings (accumulated losses)	14,067,039

Net assets	$78,704,568

Net assets by class:
Initial Class	$8,287,971
Service Class	70,416,597

Shares outstanding:
Initial Class	625,584
Service Class	5,343,777

Net asset value and offering price per share:
Initial Class	$13.25
Service Class	13.18

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$2,084,838
Interest income	42
Non-cash dividend income	198,205
Withholding taxes on foreign income	(192,491)

Total investment income	2,090,594

Expenses:
Investment management fees	80,847
Distribution and service fees:
Service Class	164,999
Transfer agency costs
Initial Class	103
Service Class	909
Trustees, CCO and deferred compensation fees	2,218
Audit and tax fees	23,076
Custody fees	116,941
Legal fees	4,244
Printing and shareholder reports fees	4,941
Other	14,600

Total expenses before waiver and/or reimbursement and recapture	412,878

Expenses waived and/or reimbursed:
Initial Class	(12,023)
Service Class	(105,815)
Recapture of previously waived and/or reimbursed fees:
Initial Class	269
Service Class	2,453

Net expenses	297,762

Net investment income (loss)	1,792,832

Net realized gain (loss) on:
Investments	10,202
Futures contracts	83,045
Foreign currency transactions	(11,493)

Net realized gain (loss)	81,754

Net change in unrealized appreciation (depreciation) on:
Investments	5,494,924
Futures contracts	10,954
Translation of assets and liabilities denominated in foreign currencies	(8,429)

Net change in unrealized appreciation (depreciation)	5,497,449

Net realized and change in unrealized gain (loss)	5,579,203

Net increase (decrease) in net assets resulting from operations	$7,372,035

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$1,792,832	$1,042,750
Net realized gain (loss)	81,754	(598,452)
Net change in unrealized appreciation (depreciation)	5,497,449	5,762,309

Net increase (decrease) in net assets resulting from operations	7,372,035	6,206,607

Dividends and/or distributions to shareholders:
Initial Class	(125,097)	(96,269)
Service Class	(976,863)	(841,638)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,101,960)	(937,907)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,774,940	2,947,332
Service Class	11,043,544	15,199,975

	12,818,484	18,147,307

Dividends and/or distributions reinvested:
Initial Class	125,097	96,269
Service Class	976,863	841,638

	1,101,960	937,907

Cost of shares redeemed:
Initial Class	(772,545)	(1,073,708)
Service Class	(6,395,820)	(3,796,991)

	(7,168,365)	(4,870,699)

Net increase (decrease) in net assets resulting from capital share transactions	6,752,079	14,214,515

Net increase (decrease) in net assets	13,022,154	19,483,215

Net assets:
Beginning of year	65,682,414	46,199,199

End of year	$78,704,568	$65,682,414

Capital share transactions - shares:
Shares issued:
Initial Class	139,063	286,509
Service Class	857,774	1,487,585

	996,837	1,774,094

Shares reinvested:
Initial Class	9,448	9,082
Service Class	74,117	79,701

	83,565	88,783

Shares redeemed:
Initial Class	(59,523)	(104,284)
Service Class	(502,200)	(371,661)

	(561,723)	(475,945)

Net increase (decrease) in shares outstanding:
Initial Class	88,988	191,307
Service Class	429,691	1,195,625

	518,679	1,386,932

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$12.10	$11.40	$9.53	$11.61

Investment operations:
Net investment income (loss) (B)	0.35	0.24	0.30	0.19
Net realized and unrealized gain (loss)	1.01	0.65	1.72	(2.21)

Total investment operations	1.36	0.89	2.02	(2.02)

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.18)	(0.15)	(0.04)
Net realized gains	—	(0.01)	—	(0.02)

Total dividends and/or distributions to shareholders	(0.21)	(0.19)	(0.15)	(0.06)

Net asset value, end of period/year	$13.25	$12.10	$11.40	$9.53

Total return	11.26%	8.12%	21.32%	(17.43	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,288	$6,492	$3,937	$1,230
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.34%	0.57%	0.59%	1.95	%(D)
Including waiver and/or reimbursement and recapture	0.18%	0.18%	0.18%	0.18	%(D)
Net investment income (loss) to average net assets	2.67%	2.29%	2.85%	1.94	%(D)
Portfolio turnover rate	3%	3%	5%	2%

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$12.04	$11.37	$9.51	$11.15	$10.00

Investment operations:
Net investment income (loss) (B)	0.31	0.21	0.28	0.26	0.11
Net realized and unrealized gain (loss)	1.02	0.64	1.71	(1.84)	1.04

Total investment operations	1.33	0.85	1.99	(1.58)	1.15

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.17)	(0.13)	(0.04)	—
Net realized gains	—	(0.01)	—	(0.02)	—

Total dividends and/or distributions to shareholders	(0.19)	(0.18)	(0.13)	(0.06)	—

Net asset value, end of period/year	$13.18	$12.04	$11.37	$9.51	$11.15

Total return	10.95%	7.81%	21.10%	(14.23)%	11.50	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$70,417	$59,190	$42,262	$18,533	$8,452
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.59%	0.82%	0.84%	2.20%	5.33	%(D)
Including waiver and/or reimbursement and recapture	0.43%	0.43%	0.43%	0.43%	0.43	%(D)
Net investment income (loss) to average net assets	2.41%	2.01%	2.62%	2.45%	1.49	%(D)
Portfolio turnover rate	3%	3%	5%	2%	6	%(C)

(A)	Commenced operations on May 1, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MSCI EAFE Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$23,800	$—	$—	$23,800
Total	$—	$—	$23,800	$—	$—	$23,800

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$83,045	$—	$—	$83,045
Total	$—	$—	$83,045	$—	$—	$83,045

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$10,954	$—	$—	$10,954
Total	$—	$—	$10,954	$—	$—	$10,954

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts — long	$1,068,862

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS (continued)

known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Passive strategy/index risk: The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Portfolio.

Index fund risk: While the Portfolio seeks to track the performance of the MSCI EAFE Index (i.e., achieve a high degree of correlation with the index), the Portfolio’s return may not match the return of the index. The Portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The Portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Portfolio’s return and that of the index.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.11% of daily average net assets.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.18%	May 1, 2022
Service Class	0.43	May 1, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2019, December 31, 2020 and December 31, 2021, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2019	2020	2021	Total
Initial Class	$13,587	$22,889	$12,023	$48,499
Service Class	176,695	213,382	105,815	495,892

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 9,456,340	$ —	$ 2,326,715	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 64,922,521	$ 16,141,302	$ (3,613,086)	$ 12,528,216

As of December 31, 2021, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 100,832	$ 361,948

During the year ended December 31, 2021, the capital loss carryforwards utilized are $96,699.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,101,960	$ —	$ —	$ 874,303	$ 63,604	$ —

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,000,823	$ —	$ (462,780)	$ —	$ —	$ 12,528,996

11. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica MSCI EAFE Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica MSCI EAFE Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica MSCI EAFE Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,985,700	$ 190,136

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

From a macro and markets perspective, 2021 was a path to normalization. While it was not a straight line, it displayed enormous gains in both economic activity and risk asset returns. This was mainly due to the very low starting point after a precipitous fall in both economic activity and risk asset returns due to the pandemic. The markets were discounting continued disaster and as modern medicine and natural immunity continued to rise, so did the confidence in economic recovery and the markets.

The first quarter of 2021 saw a tug of war between early cycle proclivities and more heightened concerns about inflation and interest rates amid massive fiscal and monetary support which increased volatility profiles and favored some asset classes over others. The second quarter started by riding the wave of fiscal stimulus, passed by Congress in mid-March via the $1.9 trillion American Rescue Plan Act. Along with the economic restart came numerous bottlenecks across supply chains, and the pressure release valve for this imbalance occurred through prices. The bloom came off the rose in the third quarter as fears of COVID-19 variants cast a pall on confidence and impacted growth. It first showed up in the soft data (surveys on consumer and business sentiment) and was followed by softening U.S. labor market trends in August (released in September).

Finally, the fourth quarter saw a continuation on the path to normalization. The U.S. Federal Reserve announced an acceleration of the wind-down of its quantitative easing purchases to wrap up by March 2022. Relative to their September dot plot projections, the Federal Open Market Committee’s (“FOMC”) newest plot indicated about three total interest rate hikes in 2022. This placed the FOMC’s newest dot plot very close to market expectations, even if it did reflect a very hawkish shift in the FOMC’s stance.

Overall, equity markets, as represented by the S&P 500® Index returned 28.71% in 2021. On the rates side, the 10-year Treasury had a bouncing ride over the year. While ultimately increasing from 2020’s exit rate of 0.92% up to 1.52% by year-end, the trip included two peaks at 1.74% and a mid-year low of 1.19%.

J.P. Morgan Investment Management Inc.

Broader U.S. equity markets, as represented by the S&P 500® Index (“S&P 500®” or “Index”) marched higher in 2021, unfazed by several bouts of volatility, returning 28.71% for the year. The energy and real estate sectors, which were the laggards of 2020, contributed most during the year. While all sectors ended in the green, utilities and consumer staples sectors failed to keep up the pace. Large cap stocks outperformed both mid cap and small caps over the year 2021, with the S&P 500® returning 28.71% and mid-caps and small-caps, as represented by the Russell Mid Cap® Index and Russell 2000® Index, returning 22.58% and 14.82%, respectively. In broader style indices, value narrowly underperformed growth in 2021 as the Russell 3000® Value Index returned 25.37% and the Russell 3000® Growth Index rose by 25.85%.

Encouraging economic data bolstered by a steady rise in economic activity and robust corporate earnings results buoyed the markets throughout 2021, with the S&P 500® making multiple all-time highs. The extraordinary fiscal and monetary stimulus that helped shape the pandemic recovery continued to provide an excellent backdrop for equities over the year. The rally was not without its challenges, however, as several volatility shocks tested the market’s resilience. While an unprecedented, targeted short squeeze whipsawed the U.S. equity market in the first quarter of 2021, a confluence of mounting inflation fears, threats from COVID-19 variants, widening fiscal deficit, and supply disruptions loomed over the rest of the year. Finally, a fourth wave of the pandemic in some parts of Europe and the new variant Omicron were identified, triggering a sell-off in November 2021. However, studies suggesting that the Omicron variant might be less severe than the previous variants helped lift investors’ confidence, and the markets ended the year on strength for the third consecutive year. Although investors seemed to have looked beyond the uncertainty, stricter COVID-19 related restrictions and lockdowns in some parts of Asia and Europe, along with rising infections globally, remain as potential areas of concern that could further disrupt global supply chains and move inflation higher.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Multi-Managed Balanced VP, Initial Class returned 17.04%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg US Aggregate Bond Index, returned 28.71% and -1.54%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Over the past fiscal year ended December 31, 2021, allocations were adjusted across spread-based assets, but the fixed income part of the Portfolio remained overweight credit risk relative to the benchmark. This positioning was driven by views on expected

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

risk-adjusted returns as yields on government securities continued to remain below historical levels given accommodative fiscal and monetary policy. The Portfolio’s duration at the start of the fiscal year was slightly short relative to the benchmark, and that underweight was increased throughout the fiscal year.

Within spread-based assets, investment grade corporate bonds remained a core overweight, but the Portfolio was biased in favor of intermediate-dated credit given views that their risk-adjusted return profile was more attractive than longer-maturity bonds. While the Portfolio continued to overweight financials given strong capitalization and robust liquidity, incremental adds were made to industrials, particularly in industries expected to benefit from a pick-up in economic activity like capital goods and cyclicals. The portfolio managers continued to see attractive risk-adjusted investment opportunities within securitized assets given excess spread, generally solid underlying asset trends and strong structural protections. Though certain property types were directly affected by COVID-19 impacts, fundamentals have improved, and we believe they have room to continue to do so as the economy and markets normalize.

Performance compared to the Bloomberg US Aggregate Bond Index was primarily driven by the overweight to risk-based assets. Carry and spread factors were the largest contributors to relative performance as spreads in many risk-based assets were supported by strong market technicals and generally improving fundamental outlooks. These positives were modestly offset by duration and curve positioning, mainly due to a portfolio overweight around the 10-year portion of the curve.

At an asset class level, security selection within commercial mortgage-backed securities (“CMBS”), an ex-index allocation to high yield corporate credit, and an underweight allocation to U.S. Treasury securities were the largest contributors to relative returns. Modest detractors included underweight allocations to government-related securities and agency mortgage-backed securities.

Within corporate credit, transportation, capital goods and communications were the largest contributors to relative returns, while consumer non-cyclical, other industrial and REITs were the largest detractors.

J.P. Morgan Investment Management Inc.

Stock selection in technology and media sectors contributed to results, while stock selection in the pharma/medical technology and telecommunications sectors detracted from returns during the fiscal year ended December 31, 2021.

On the positive side, within the media sector, an overweight in Alphabet Inc. contributed to results driven by the continued robust recovery in advertising. The stock surpassed expectations as earnings consistently beat estimates with upside flowing to the bottom line. Incremental margins were above normalized levels as most of the company’s cost base is driven by headcount, which is tough to increase rapidly. Additionally, within financials, an underweight position to PayPal Holdings, Inc. over the quarter and the full year 2021 benefited performance. The company’s third quarter 2021 earnings report met expectations, however, the market reacted negatively to an unexpected decline in non-eBay transaction revenue, as well as management’s guidance on revenue which was meaningfully below consensus. The company called out lower than expected back-to-school, online travel, and cross border spending as the main drivers of non-eBay transaction revenue declines.

On the negative side, within pharma/medical technology, an underweight during the fourth quarter and the full year 2021 in Pfizer Inc. detracted from performance. Most recently, authorities gave the green light to the company’s COVID-19 vaccine to be used in children aged 5 to 11 years old. Furthermore, in December 2021, the Food and Drug Administration cleared the company’s therapeutic pill to fight against the virus, the first oral treatment against the disease. Investors also welcomed the acquisition of Arena Pharmaceuticals. Also, within pharma/medical technology, an overweight in Zimmer Biomet Holdings, Inc. hurt relative Portfolio performance. Performance fell due to pressure on the healthcare system with COVID-19, coupled with staffing shortages and patients pushing out procedures during the pandemic, causing delays in elective procedures.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Brad D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	60.9%
Corporate Debt Securities	13.0
U.S. Government Obligations	10.4
U.S. Government Agency Obligations	8.4
Commercial Paper	6.3
Mortgage-Backed Securities	2.9
Asset-Backed Securities	2.7
Repurchase Agreement	1.0
Short-Term U.S. Government Obligations	1.0
Other Investment Company	0.9
Foreign Government Obligations	0.4
Preferred Stocks	0.0 *
Municipal Government Obligation	0.0 *
Net Other Assets (Liabilities) ^	(7.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	17.04%	12.68%	11.20%	05/01/2002
S&P 500® (A)	28.71%	18.47%	16.55%
Bloomberg US Aggregate Bond Index (B)	(1.54)%	3.57%	2.90%
Service Class	16.79%	12.40%	10.93%	05/01/2003

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the Portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,072.20	$3.19	$1,022.10	$3.11	0.61%
Service Class	1,000.00	1,071.20	4.49	1,020.90	4.38	0.86

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 60.9%
Aerospace & Defense - 0.5%
Northrop Grumman Corp.	10,664	$4,127,714
Raytheon Technologies Corp.	66,792	5,748,120

		9,875,834

Air Freight & Logistics - 0.7%
FedEx Corp.	16,243	4,201,089
United Parcel Service, Inc., Class B	43,640	9,353,798

		13,554,887

Airlines - 0.1%
Southwest Airlines Co. (A)	59,823	2,562,817

Auto Components - 0.2%
Aptiv PLC (A)	7,530	1,242,074
Magna International, Inc. (B)	26,944	2,180,847

		3,422,921

Automobiles - 1.5%
General Motors Co. (A)	48,375	2,836,226
Rivian Automotive, Inc., Class A (A)	9,289	963,176
Tesla, Inc. (A)	24,047	25,412,389

		29,211,791

Banks - 2.3%
Bank of America Corp.	143,338	6,377,107
Citigroup, Inc.	114,148	6,893,398
Fifth Third Bancorp	67,480	2,938,754
Regions Financial Corp.	161,466	3,519,959
SVB Financial Group (A)	3,059	2,074,736
Truist Financial Corp.	74,514	4,362,795
US Bancorp	132,745	7,456,287
Wells Fargo & Co.	275,077	13,198,194

		46,821,230

Beverages - 0.8%
Coca-Cola Co.	184,190	10,905,890
Constellation Brands, Inc., Class A	17,431	4,374,658

		15,280,548

Biotechnology - 1.4%
AbbVie, Inc.	104,972	14,213,209
Biogen, Inc. (A)	9,534	2,287,397
BioMarin Pharmaceutical, Inc. (A)	7,120	629,052
Moderna, Inc. (A)	4,550	1,155,609
Neurocrine Biosciences, Inc. (A)	7,240	616,631
Regeneron Pharmaceuticals, Inc. (A)	8,280	5,228,986
Vertex Pharmaceuticals, Inc. (A)	21,732	4,772,347

		28,903,231

Building Products - 0.7%
Johnson Controls International PLC	46,736	3,800,104
Masco Corp.	38,433	2,698,766
Trane Technologies PLC	40,674	8,217,368

		14,716,238

Capital Markets - 2.0%
Goldman Sachs Group, Inc.	16,609	6,353,773
Intercontinental Exchange, Inc.	28,058	3,837,493
Morgan Stanley	58,120	5,705,059
S&P Global, Inc.	22,482	10,609,930
State Street Corp.	77,379	7,196,247
T. Rowe Price Group, Inc.	31,980	6,288,547

		39,991,049

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.2%
Air Products & Chemicals, Inc.	5,996	$ 1,824,343
Celanese Corp.	10,426	1,752,194
DuPont de Nemours, Inc.	46,154	3,728,320
Eastman Chemical Co.	48,902	5,912,741
Linde PLC	11,285	3,909,462
PPG Industries, Inc.	37,020	6,383,729

		23,510,789

Commercial Services & Supplies - 0.1%
Cintas Corp.	3,117	1,381,361

Communications Equipment - 0.1%
Motorola Solutions, Inc.	4,307	1,170,212

Consumer Finance - 0.2%
Capital One Financial Corp.	25,481	3,697,038

Containers & Packaging - 0.2%
Avery Dennison Corp.	10,213	2,211,830
WestRock Co.	31,720	1,407,099

		3,618,929

Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B (A)	54,708	16,357,692
Voya Financial, Inc.	14,789	980,659

		17,338,351

Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	71,661	3,723,506

Electric Utilities - 1.2%
Edison International	34,280	2,339,610
Evergy, Inc.	42,610	2,923,472
Exelon Corp.	43,270	2,499,275
FirstEnergy Corp.	105,120	4,371,941
NextEra Energy, Inc.	120,968	11,293,573

		23,427,871

Electrical Equipment - 0.4%
Eaton Corp. PLC	42,989	7,429,359

Entertainment - 0.6%
Netflix, Inc. (A)	15,270	9,199,259
Walt Disney Co. (A)	15,270	2,365,170

		11,564,429

Equity Real Estate Investment Trusts - 1.6%
Camden Property Trust	21,209	3,789,624
Equinix, Inc.	4,569	3,864,643
Equity Lifestyle Properties, Inc.	28,634	2,510,057
Host Hotels & Resorts, Inc. (A)	58,460	1,016,619
Kimco Realty Corp.	78,810	1,942,667
Prologis, Inc.	55,223	9,297,344
SBA Communications Corp.	5,950	2,314,669
Sun Communities, Inc.	15,204	3,192,384
UDR, Inc.	8,761	525,572
Ventas, Inc.	60,700	3,102,984

		31,556,563

Food Products - 0.3%
Mondelez International, Inc., Class A	92,838	6,156,088

Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	60,313	8,488,452
ABIOMED, Inc. (A)	1,318	473,386
Baxter International, Inc.	18,190	1,561,429
Becton Dickinson & Co.	12,955	3,257,923

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Boston Scientific Corp. (A)	104,894	$ 4,455,897
DexCom, Inc. (A)	2,798	1,502,386
Intuitive Surgical, Inc. (A)	6,003	2,156,878
Medtronic PLC	75,211	7,780,578
Zimmer Biomet Holdings, Inc.	36,669	4,658,430

		34,335,359

Health Care Providers & Services - 1.8%
Anthem, Inc.	18,488	8,569,927
Centene Corp. (A)	64,425	5,308,620
Humana, Inc.	5,320	2,467,735
McKesson Corp.	6,010	1,493,906
UnitedHealth Group, Inc.	35,163	17,656,749

		35,496,937

Hotels, Restaurants & Leisure - 1.0%
Booking Holdings, Inc. (A)	2,039	4,892,030
Hilton Worldwide Holdings, Inc. (A)	22,666	3,535,670
McDonald’s Corp.	44,190	11,846,013
Royal Caribbean Cruises Ltd. (A)	6,520	501,388

		20,775,101

Household Durables - 0.4%
D.R. Horton, Inc.	4,160	451,152
Lennar Corp., Class A	49,111	5,704,734
Toll Brothers, Inc.	23,600	1,708,404

		7,864,290

Household Products - 0.9%
Kimberly-Clark Corp.	26,828	3,834,258
Procter & Gamble Co.	91,629	14,988,672

		18,822,930

Industrial Conglomerates - 0.2%
Honeywell International, Inc.	20,659	4,307,608

Insurance - 1.1%
Chubb Ltd.	29,895	5,779,003
Hartford Financial Services Group, Inc.	72,553	5,009,059
Progressive Corp.	80,659	8,279,646
Prudential Financial, Inc.	22,910	2,479,779
Travelers Cos., Inc.	7,440	1,163,839

		22,711,326

Interactive Media & Services - 4.3%
Alphabet, Inc., Class A (A)	11,634	33,704,163
Alphabet, Inc., Class C (A)	8,879	25,692,186
Meta Platforms, Inc., Class A (A)	72,933	24,531,014
ZoomInfo Technologies, Inc. (A)	29,300	1,881,060

		85,808,423

Internet & Direct Marketing Retail - 2.4%
Amazon.com, Inc. (A)	14,572	48,588,002

IT Services - 2.9%
Accenture PLC, Class A	34,058	14,118,744
FleetCor Technologies, Inc. (A)	13,557	3,034,599
International Business Machines Corp.	45,300	6,054,798
Mastercard, Inc., Class A	47,829	17,185,916
PayPal Holdings, Inc. (A)	12,840	2,421,367
Shopify, Inc., Class A (A)	1,200	1,652,868
Visa, Inc., Class A	63,246	13,706,041

		58,174,333

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 1.0%
Danaher Corp.	11,820	$ 3,888,898
Illumina, Inc. (A)	4,347	1,653,773
PerkinElmer, Inc.	4,620	928,897
Thermo Fisher Scientific, Inc.	21,610	14,419,056

		20,890,624

Machinery - 1.5%
Deere & Co.	29,384	10,075,480
Ingersoll Rand, Inc.	33,600	2,078,832
Otis Worldwide Corp.	75,459	6,570,215
Parker-Hannifin Corp.	13,978	4,446,681
Stanley Black & Decker, Inc.	35,804	6,753,351

		29,924,559

Media - 0.7%
Charter Communications, Inc., Class A (A)	6,689	4,361,027
Comcast Corp., Class A	176,167	8,866,485
Fox Corp., Class A	6,990	257,931

		13,485,443

Metals & Mining - 0.1%
Freeport-McMoRan, Inc.	37,000	1,544,010

Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	172,227	4,806,856
DTE Energy Co.	20,510	2,451,765

		7,258,621

Multiline Retail - 0.4%
Dollar General Corp.	4,520	1,065,952
Dollar Tree, Inc. (A)	10,008	1,406,324
Target Corp.	24,055	5,567,289

		8,039,565

Oil, Gas & Consumable Fuels - 1.6%
Cheniere Energy, Inc.	14,281	1,448,379
Chevron Corp.	62,412	7,324,048
ConocoPhillips	122,518	8,843,350
Coterra Energy, Inc.	14,191	269,629
Diamondback Energy, Inc.	46,572	5,022,790
EOG Resources, Inc.	32,988	2,930,324
Phillips 66	6,557	475,120
Pioneer Natural Resources Co.	30,795	5,600,995
Williams Cos., Inc.	35,030	912,181

		32,826,816

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	11,762	4,354,292

Pharmaceuticals - 2.1%
Bristol-Myers Squibb Co.	160,085	9,981,300
Eli Lilly & Co.	42,940	11,860,887
Johnson & Johnson	71,843	12,290,182
Merck & Co., Inc.	60,828	4,661,858
Pfizer, Inc.	67,624	3,993,197

		42,787,424

Professional Services - 0.2%
Booz Allen Hamilton Holding Corp.	16,510	1,399,883
Leidos Holdings, Inc.	34,762	3,090,342

		4,490,225

Road & Rail - 0.6%
Lyft, Inc., Class A (A)	32,147	1,373,641
Norfolk Southern Corp.	22,717	6,763,078

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Road & Rail (continued)
Union Pacific Corp.	17,722	$ 4,464,704

		12,601,423

Semiconductors & Semiconductor Equipment - 4.3%
Advanced Micro Devices, Inc. (A)	70,673	10,169,845
Analog Devices, Inc.	45,629	8,020,209
Applied Materials, Inc.	59,250	9,323,580
Intel Corp.	17,877	920,665
KLA Corp.	4,510	1,939,796
Lam Research Corp.	14,546	10,460,756
Microchip Technology, Inc.	28,490	2,480,339
Micron Technology, Inc.	13,312	1,240,013
NVIDIA Corp.	67,716	19,915,953
NXP Semiconductors NV	31,979	7,284,177
QUALCOMM, Inc.	21,194	3,875,747
Texas Instruments, Inc.	59,730	11,257,313

		86,888,393

Software - 5.7%
Ceridian HCM Holding, Inc. (A)	5,410	565,129
Fortinet, Inc. (A)	4,226	1,518,824
Intuit, Inc.	18,324	11,786,363
Microsoft Corp.	260,370	87,567,638
Oracle Corp.	49,630	4,328,232
salesforce.com, Inc. (A)	17,999	4,574,086
Workday, Inc., Class A (A)	15,192	4,150,151

		114,490,423

Specialty Retail - 2.1%
AutoZone, Inc. (A)	1,075	2,253,619
Best Buy Co., Inc.	44,533	4,524,553
Home Depot, Inc.	21,674	8,994,927
Lowe’s Cos., Inc.	52,505	13,571,492
O’Reilly Automotive, Inc. (A)	12,170	8,594,819
TJX Cos., Inc.	63,660	4,833,067

		42,772,477

Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.	477,990	84,876,684
Seagate Technology Holdings PLC	57,501	6,496,463

		91,373,147

Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc., Class B	56,711	9,452,022

Tobacco - 0.6%
Altria Group, Inc.	109,479	5,188,210
Philip Morris International, Inc.	65,417	6,214,615

		11,402,825

Wireless Telecommunication Services - 0.4%
T-Mobile US, Inc. (A)	59,650	6,918,207

Total Common Stocks (Cost $743,397,696)		1,217,299,847

PREFERRED STOCKS - 0.0% (C)
Banks - 0.0% (C)
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 6.50% (D)	14,621	407,926

	Shares	Value

PREFERRED STOCKS (continued) (C)
Electric Utilities - 0.0% (C)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (D)	1,280	$ 32,614

Total Preferred Stocks (Cost $434,660)		440,540

	Principal	Value
ASSET-BACKED SECURITIES - 2.7%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$398,306	429,128
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (E)	671,155	661,473
BlueMountain CLO Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 1.05% (D), 07/18/2027 (E)	427,965	427,999
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	234,415	235,555
CIFC Funding Ltd.
Series 2013-2A, Class A1L2,
3-Month LIBOR + 1.00%, Zero Coupon (D), 10/18/2030 (E)	3,380,000	3,380,078
Series 2017-3A, Class A1,
3-Month LIBOR + 1.22%, 1.35% (D), 07/20/2030 (E)	2,500,000	2,500,467
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A,
1.93%, 07/20/2048 (E)	1,401,491	1,370,559
Series 2021-5CS, Class A,
2.31%, 10/20/2048 (E)	1,520,000	1,515,571
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (E)	100,271	101,639
ICG US CLO Ltd. Series 2014-1A, Class A1A2, 3-Month LIBOR + 1.20%, 1.33% (D), 10/20/2034 (E)	2,600,000	2,601,394
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	658,795	680,530
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	1,239,860	1,296,461
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	201,934	204,506
Longfellow Place CLO Ltd. Series 2013-1A, Class AR3, 3-Month LIBOR + 1.00%, 1.12% (D), 04/15/2029 (E)	1,043,579	1,043,576
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (D), 04/25/2057 (E)	13,674	13,676
MVW LLC Series 2021-1WA, Class A, 1.14%, 01/22/2041 (E)	574,697	563,716

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (E)	$ 253,559	$ 257,081
New Residential Advance Receivables Trust
Series 2020-APT1, Class AT1,
1.03%, 12/16/2052 (E)	820,000	820,056
Series 2020-T1, Class AT1,
1.43%, 08/15/2053 (E)	900,000	899,025
NRZ Advance Receivables Trust
Series 2020-T2, Class AT2,
1.48%, 09/15/2053 (E)	5,319,000	5,315,201
Series 2020-T3, Class AT3,
1.32%, 10/15/2052 (E)	84,000	83,959
Octagon Investment Partners 33 Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 1.32% (D), 01/20/2031 (E)	1,400,000	1,399,999
Ocwen Master Advance Receivables Trust Series 2020-T1, Class AT1, 1.28%, 08/15/2052 (E)	5,102,000	5,101,080
Orange Lake Timeshare Trust
Series 2015-AA, Class A,
2.88%, 09/08/2027 (E)	64,718	64,736
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	473,453	476,845
Series 2018-A, Class A,
3.10%, 11/08/2030 (E)	87,545	89,230
Series 2018-A, Class B,
3.35%, 11/08/2030 (E)	71,627	72,979
Series 2019-A, Class A,
3.06%, 04/09/2038 (E)	252,868	257,455
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 1.23% (D), 07/20/2030 (E)	1,900,000	1,899,441
Sierra Timeshare Conduit Receivables Funding LLC Series 2017-1A, Class A, 2.91%, 03/20/2034 (E)	100,219	100,286
Sierra Timeshare Receivables Funding LLC
Series 2019-1A, Class A,
3.20%, 01/20/2036 (E)	254,260	259,952
Series 2020-2A, Class A,
1.33%, 07/20/2037 (E)	984,682	981,698
Series 2021-1A, Class A,
0.99%, 11/20/2037 (E)	1,805,293	1,790,019
SPS Servicer Advance Receivables Trust II Series 2020-T1, Class AT1, 1.28%, 11/15/2052 (E)	838,000	837,603
Towd Point Mortgage Trust
Series 2015-6, Class A1B,
2.75% (D), 04/25/2055 (E)	5,641	5,637
Series 2016-2, Class A1A,
2.75% (D), 08/25/2055 (E)	163,808	164,194
Series 2016-3, Class A1,
2.25% (D), 04/25/2056 (E)	34,416	34,425
Series 2016-4, Class A1,
2.25% (D), 07/25/2056 (E)	166,471	167,026
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	768,381	775,005

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2017-2, Class A1,
2.75% (D), 04/25/2057 (E)	$ 279,219	$ 281,396
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	250,516	253,144
Series 2017-4, Class A1,
2.75% (D), 06/25/2057 (E)	1,071,208	1,088,614
Series 2017-6, Class A1,
2.75% (D), 10/25/2057 (E)	888,709	899,672
Series 2018-1, Class A1,
3.00% (D), 01/25/2058 (E)	700,830	709,681
Series 2018-4, Class A1,
3.00% (D), 06/25/2058 (E)	1,323,369	1,354,304
Series 2019-1, Class A1,
3.68% (D), 03/25/2058 (E)	2,346,379	2,426,215
Series 2020-4, Class A1,
1.75%, 10/25/2060 (E)	2,232,847	2,227,667
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (E)	2,000,000	1,975,038
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (E)	3,055,000	3,072,212
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	112,744	112,620
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	431,476	435,715
Wellfleet CLO Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 1.27% (D), 10/20/2028 (E)	936,161	936,367

Total Asset-Backed Securities (Cost $54,731,271)		54,651,905

CORPORATE DEBT SECURITIES - 13.0%
Aerospace & Defense - 0.3%
BAE Systems PLC 3.40%, 04/15/2030 (E)	603,000	644,242
Boeing Co.
3.50%, 03/01/2039	2,022,000	2,056,475
5.15%, 05/01/2030	1,495,000	1,743,442
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028 (E)	1,640,000	1,606,898

		6,051,057

Air Freight & Logistics - 0.1%
GXO Logistics, Inc. 2.65%, 07/15/2031 (E)	2,268,000	2,240,013

Airlines - 0.2%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	639,909	643,341
3.70%, 04/01/2028	558,452	566,645
JetBlue Pass-Through Trust 2.75%, 11/15/2033	1,500,026	1,511,474
United Airlines Pass-Through Trust 3.75%, 03/03/2028	1,030,761	1,076,885

		3,798,345

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Auto Components - 0.0% (C)
BorgWarner, Inc. 3.38%, 03/15/2025	$ 717,000	$ 755,619

Automobiles - 0.1%
General Motors Co.
4.88%, 10/02/2023	303,000	321,908
6.25%, 10/02/2043	820,000	1,125,092

		1,447,000

Banks - 1.7%
ABN AMRO Bank NV Fixed until 12/13/2031, 3.32% (D), 03/13/2037 (E)	2,200,000	2,200,691
Banco Santander SA 2.75%, 12/03/2030	800,000	783,686
Bank of America Corp.
Fixed until 09/21/2031, 2.48% (D), 09/21/2036	2,335,000	2,264,509
Fixed until 06/19/2040, 2.68% (D), 06/19/2041	1,063,000	1,026,057
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	1,774,000	1,895,386
Barclays PLC 4.84%, 05/09/2028	1,376,000	1,516,717
BPCE SA Fixed until 10/19/2031, 3.12% (D), 10/19/2032 (E)	1,107,000	1,111,821
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (D), 10/27/2028	3,305,000	3,547,677
Commerzbank AG 8.13%, 09/19/2023 (E)	2,586,000	2,849,679
Danske Bank A/S Fixed until 12/20/2024, 3.24% (D), 12/20/2025 (E)	1,410,000	1,465,291
Intesa Sanpaolo SpA
Fixed until 06/01/2031, 4.20% (D), 06/01/2032 (E)	434,000	438,230
5.02%, 06/26/2024 (E)	615,000	659,114
JPMorgan Chase & Co.
Fixed until 10/15/2029, 2.74% (D), 10/15/2030	918,000	944,139
Fixed until 05/13/2030, 2.96% (D), 05/13/2031	2,540,000	2,632,529
4.13%, 12/15/2026	1,415,000	1,561,582
Macquarie Bank Ltd. 3.62%, 06/03/2030 (E)	1,610,000	1,681,427
Natwest Group PLC Fixed until 08/28/2030, 3.03% (D), 11/28/2035	1,123,000	1,109,233
UniCredit SpA Fixed until 06/03/2031, 3.13% (D), 06/03/2032 (E)	2,291,000	2,267,074
Wells Fargo & Co.
Fixed until 03/15/2026 (F), 3.90% (D)	517,000	531,218
4.10%, 06/03/2026	2,390,000	2,606,222
Fixed until 06/15/2024 (F), 5.90% (D)	585,000	617,257

		33,709,539

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	$ 1,226,000	$ 1,470,293
4.75%, 01/23/2029	1,161,000	1,352,429
Constellation Brands, Inc.
3.15%, 08/01/2029	581,000	613,338
3.70%, 12/06/2026	276,000	298,308
Keurig Dr. Pepper, Inc. 3.20%, 05/01/2030	1,535,000	1,624,369

		5,358,737

Biotechnology - 0.2%
AbbVie, Inc.
3.20%, 05/14/2026	666,000	706,310
4.05%, 11/21/2039	908,000	1,046,660
Amgen, Inc. 2.00%, 01/15/2032	1,229,000	1,191,666
Gilead Sciences, Inc. 4.15%, 03/01/2047	285,000	336,665

		3,281,301

Building Products - 0.3%
Carlisle Cos., Inc.
2.20%, 03/01/2032	1,124,000	1,083,818
3.75%, 12/01/2027	1,047,000	1,130,593
Carrier Global Corp. 2.72%, 02/15/2030	1,089,000	1,113,213
Owens Corning 7.00%, 12/01/2036	1,720,000	2,432,164

		5,759,788

Capital Markets - 0.7%
Charles Schwab Corp. Fixed until 06/01/2026 (F), 4.00% (B) (D)	2,126,000	2,168,520
Credit Suisse Group AG Fixed until 09/11/2024, 2.59% (D), 09/11/2025 (E)	1,088,000	1,111,247
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (D), 11/26/2025	681,000	719,260
Fixed until 04/08/2030, 5.88% (D), 07/08/2031	1,142,000	1,340,331
Goldman Sachs Group, Inc. 6.75%, 10/01/2037	1,231,000	1,748,966
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 2.63%, 10/15/2031	1,483,000	1,460,353
Morgan Stanley
Fixed until 09/16/2031, 2.48% (D), 09/16/2036	2,734,000	2,632,439
3.70%, 10/23/2024	1,147,000	1,221,761
5.00%, 11/24/2025	847,000	948,100

		13,350,977

Chemicals - 0.1%
International Flavors & Fragrances, Inc. 2.30%, 11/01/2030 (E)	1,097,000	1,076,854

Commercial Services & Supplies - 0.2%
ADT Security Corp. 4.13%, 08/01/2029 (E)	1,193,000	1,175,105

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Ashtead Capital, Inc.
2.45%, 08/12/2031 (E)	$ 653,000	$ 636,565
4.25%, 11/01/2029 (E)	733,000	782,245
ERAC USA Finance LLC
2.70%, 11/01/2023 (E)	565,000	579,361
3.30%, 12/01/2026 (E)	628,000	665,008
3.85%, 11/15/2024 (E)	661,000	699,902
Hutchison Whampoa International 11 Ltd. 4.63%, 01/13/2022 (E)	600,000	600,575

		5,138,761

Construction & Engineering - 0.0% (C)
Quanta Services, Inc. 2.90%, 10/01/2030	822,000	836,786

Construction Materials - 0.1%
CRH America Finance, Inc. 4.50%, 04/04/2048 (E)	900,000	1,101,134

Consumer Finance - 0.4%
Ally Financial, Inc. 8.00%, 11/01/2031	1,641,000	2,325,311
BMW US Capital LLC 2.80%, 04/11/2026 (E)	1,630,000	1,706,293
Ford Motor Credit Co. LLC 3.38%, 11/13/2025	1,545,000	1,605,131
Nissan Motor Acceptance Co. LLC 2.45%, 09/15/2028 (E)	1,469,000	1,428,988
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (E)	748,000	725,985

		7,791,708

Diversified Financial Services - 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.85%, 10/29/2041	1,530,000	1,598,032
4.50%, 09/15/2023	1,074,000	1,126,652
Aviation Capital Group LLC
1.95%, 01/30/2026 (E)	726,000	708,486
5.50%, 12/15/2024 (E)	2,174,000	2,379,060
Element Fleet Management Corp.
1.60%, 04/06/2024 (E)	639,000	639,621
3.85%, 06/15/2025 (E)	831,000	883,568

		7,335,419

Diversified Telecommunication Services - 0.3%
Level 3 Financing, Inc. 3.40%, 03/01/2027 (E)	887,000	915,783
Sprint Capital Corp. 6.88%, 11/15/2028	175,000	221,375
Verizon Communications, Inc.
1.68%, 10/30/2030	2,398,000	2,280,966
2.99%, 10/30/2056	2,614,000	2,485,155

		5,903,279

Electric Utilities - 0.7%
American Electric Power Co., Inc. 2.95%, 12/15/2022	918,000	932,597
Appalachian Power Co. 3.40%, 06/01/2025	505,000	533,039
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	104,000	139,020

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
DTE Electric Co. 4.30%, 07/01/2044	$ 2,122,000	$ 2,569,601
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	3,049,000	3,247,694
Duke Energy Progress LLC 3.60%, 09/15/2047	1,265,000	1,398,747
Entergy Arkansas LLC 3.70%, 06/01/2024	245,000	257,429
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	1,388,000	1,396,163
5.30%, 06/01/2042	69,000	92,401
Pacific Gas & Electric Co. 2.50%, 02/01/2031	1,026,000	977,853
PacifiCorp
3.60%, 04/01/2024	888,000	930,762
5.75%, 04/01/2037	138,000	181,959
Public Service Electric & Gas Co. 3.00%, 05/15/2025	515,000	539,760

		13,197,025

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc. 2.95%, 02/15/2032	869,000	878,581
Keysight Technologies, Inc. 4.60%, 04/06/2027	1,269,000	1,429,127
Sensata Technologies BV 4.00%, 04/15/2029 (E)	200,000	204,250
Sensata Technologies, Inc. 4.38%, 02/15/2030 (E)	697,000	731,850

		3,243,808

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (E)	1,677,000	1,812,873
Schlumberger Investment SA 3.65%, 12/01/2023	121,000	126,395

		1,939,268

Equity Real Estate Investment Trusts - 1.0%
American Tower Trust #1 3.65%, 03/23/2028 (E)	775,000	812,454
Broadstone Net Lease LLC 2.60%, 09/15/2031	1,695,000	1,646,859
Corporate Office Properties LP
2.00%, 01/15/2029	384,000	369,520
2.25%, 03/15/2026	519,000	525,159
2.75%, 04/15/2031	262,000	260,791
Host Hotels & Resorts LP 2.90%, 12/15/2031	947,000	914,704
Life Storage LP 4.00%, 06/15/2029	672,000	745,530
National Retail Properties, Inc. 2.50%, 04/15/2030	997,000	1,011,530
Office Properties Income Trust 3.45%, 10/15/2031	1,107,000	1,073,826
Physicians Realty LP 2.63%, 11/01/2031	1,347,000	1,340,367
Piedmont Operating Partnership LP 2.75%, 04/01/2032 (B)	898,000	879,096

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
SBA Tower Trust
1.63%, 05/15/2051 (E)	$ 1,369,000	$ 1,347,340
1.88%, 07/15/2050 (E)	1,309,000	1,307,276
2.84%, 01/15/2050 (E)	3,421,000	3,510,464
3.45%, 03/15/2048 (E)	1,525,000	1,532,381
Simon Property Group LP 2.20%, 02/01/2031 (B)	1,088,000	1,063,944
Weyerhaeuser Co. 4.00%, 04/15/2030	1,286,000	1,435,514

		19,776,755

Food & Staples Retailing - 0.1%
7-Eleven, Inc. 1.80%, 02/10/2031 (E)	1,872,000	1,773,565
Sysco Corp. 3.30%, 07/15/2026	1,250,000	1,331,955

		3,105,520

Food Products - 0.1%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	1,353,000	1,374,656
Pilgrim’s Pride Corp. 3.50%, 03/01/2032 (E)	1,508,000	1,523,080

		2,897,736

Health Care Equipment & Supplies - 0.2%
Alcon Finance Corp. 2.75%, 09/23/2026 (E)	944,000	976,156
DENTSPLY SIRONA, Inc. 3.25%, 06/01/2030	1,316,000	1,391,418
Koninklijke Philips NV 5.00%, 03/15/2042	569,000	724,315
Smith & Nephew PLC 2.03%, 10/14/2030	1,042,000	1,007,309

		4,099,198

Health Care Providers & Services - 0.5%
Anthem, Inc. 2.25%, 05/15/2030	886,000	883,780
Centene Corp.
3.00%, 10/15/2030	1,425,000	1,448,527
3.38%, 02/15/2030	850,000	867,179
Cigna Corp. 2.40%, 03/15/2030	893,000	901,137
CVS Health Corp.
2.70%, 08/21/2040	1,152,000	1,112,744
3.75%, 04/01/2030	1,615,000	1,772,306
HCA, Inc.
4.13%, 06/15/2029	564,000	621,148
5.25%, 04/15/2025	376,000	416,099
Health Care Service Corp. 2.20%, 06/01/2030 (E)	1,180,000	1,156,833
Molina Healthcare, Inc.
3.88%, 05/15/2032 (E)	626,000	629,913
4.38%, 06/15/2028 (E)	771,000	794,130

		10,603,796

Hotels, Restaurants & Leisure - 0.1%
Expedia Group, Inc.
2.95%, 03/15/2031	331,000	330,895
3.80%, 02/15/2028	901,000	964,002

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Hyatt Hotels Corp. 1.80%, 10/01/2024	$ 593,000	$ 593,099

		1,887,996

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	1,399,000	1,421,526

Insurance - 0.7%
American International Group, Inc.
3.88%, 01/15/2035	445,000	492,674
4.25%, 03/15/2029	914,000	1,045,260
CNO Global Funding 1.75%, 10/07/2026 (E)	1,546,000	1,528,205
Enstar Group Ltd. 3.10%, 09/01/2031	2,353,000	2,309,072
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	2,219,000	2,286,456
Global Atlantic Finance Co. 3.13%, 06/15/2031 (E)	2,351,000	2,329,815
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (D), 10/01/2050	1,511,000	1,530,035
Reinsurance Group of America, Inc. 3-Month LIBOR + 2.67%, 2.87% (D), 12/15/2065	2,438,000	2,297,627

		13,819,144

Interactive Media & Services - 0.1%
Baidu, Inc. 4.38%, 05/14/2024	1,533,000	1,630,141
Tencent Holdings Ltd. 3.28%, 04/11/2024 (E)	1,322,000	1,379,945

		3,010,086

IT Services - 0.1%
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (E)	1,203,000	1,145,220

Life Sciences Tools & Services - 0.0% (C)
Thermo Fisher Scientific, Inc. 5.30%, 02/01/2044	529,000	729,627

Machinery - 0.1%
Flowserve Corp. 2.80%, 01/15/2032	1,123,000	1,093,992

Media - 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	649,000	729,025
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (E)	525,000	543,249
Comcast Corp. 2.94%, 11/01/2056 (E)	594,000	568,290
NBCUniversal Media LLC 4.45%, 01/15/2043	726,000	882,269
ViacomCBS, Inc. 4.20%, 05/19/2032	970,000	1,095,388

		3,818,221

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining - 0.3%
Anglo American Capital PLC
4.00%, 09/11/2027 (E)	$ 1,757,000	$ 1,890,317
4.75%, 04/10/2027 (E)	365,000	406,185
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	1,740,000	1,800,900
4.55%, 11/14/2024	736,000	788,624
Glencore Funding LLC 2.63%, 09/23/2031 (E)	1,199,000	1,166,637

		6,052,663

Multi-Utilities - 0.1%
Black Hills Corp. 4.25%, 11/30/2023	1,018,000	1,069,087
CMS Energy Corp.
3.88%, 03/01/2024	80,000	83,795
4.88%, 03/01/2044	185,000	233,466
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	597,000	605,444

		1,991,792

Oil, Gas & Consumable Fuels - 1.0%
Boardwalk Pipelines LP 3.40%, 02/15/2031	647,000	668,554
BP Capital Markets PLC 3.12%, 05/04/2026	2,119,000	2,224,314
Chevron USA, Inc. 3.25%, 10/15/2029	1,047,000	1,132,298
Energy Transfer LP
4.90%, 02/01/2024	605,000	640,083
5.15%, 02/01/2043	734,000	811,571
5.95%, 10/01/2043	680,000	819,411
7.60%, 02/01/2024	534,000	586,948
Enterprise Products Operating LLC 4.25%, 02/15/2048	2,275,000	2,583,691
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	1,190,000	1,252,018
Occidental Petroleum Corp. 5.55%, 03/15/2026	1,967,000	2,189,861
Petroleos Mexicanos
6.50%, 01/23/2029	656,000	680,600
6.84%, 01/23/2030	1,509,000	1,562,630
6.88%, 08/04/2026	400,000	439,800
7.69%, 01/23/2050	166,000	160,190
Pioneer Natural Resources Co. 2.15%, 01/15/2031	1,336,000	1,285,191
Plains All American Pipeline LP / PAA Finance Corp. 3.55%, 12/15/2029	1,050,000	1,088,730
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	615,000	674,126
Saudi Arabian Oil Co. 1.25%, 11/24/2023 (E)	214,000	214,000
Shell International Finance BV
2.50%, 09/12/2026	1,677,000	1,755,442
3.75%, 09/12/2046	244,000	274,930
Williams Cos., Inc. 5.40%, 03/04/2044	117,000	145,649

		21,190,037

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 0.3%
Astrazeneca Finance LLC 1.20%, 05/28/2026	$ 591,000	$ 583,749
AstraZeneca PLC 4.38%, 08/17/2048	758,000	981,646
Bayer US Finance II LLC 4.38%, 12/15/2028 (E)	890,000	994,879
Bristol-Myers Squibb Co. 1.45%, 11/13/2030	983,000	937,635
Royalty Pharma PLC 2.20%, 09/02/2030	1,137,000	1,101,733
Viatris, Inc. 2.30%, 06/22/2027	762,000	766,943
Zoetis, Inc. 2.00%, 05/15/2030	636,000	627,601

		5,994,186

Professional Services - 0.1%
Equifax, Inc. 2.60%, 12/01/2024	1,305,000	1,349,265
Experian Finance PLC 2.75%, 03/08/2030 (E)	1,000,000	1,022,957

		2,372,222

Road & Rail - 0.1%
Avolon Holdings Funding Ltd.
4.38%, 05/01/2026 (E)	1,705,000	1,827,075
5.50%, 01/15/2026 (E)	682,000	754,047

		2,581,122

Semiconductors & Semiconductor Equipment - 0.6%
Broadcom, Inc. 1.95%, 02/15/2028 (E)	462,000	457,127
Intel Corp. 2.88%, 05/11/2024	742,000	772,626
KLA Corp. 3.30%, 03/01/2050	1,214,000	1,296,688
Lam Research Corp. 3.75%, 03/15/2026	1,025,000	1,116,317
Microchip Technology, Inc. 0.98%, 09/01/2024 (E)	1,044,000	1,025,035
Micron Technology, Inc. 2.70%, 04/15/2032	1,761,000	1,762,990
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.25%, 11/30/2051 (E)	563,000	564,800
3.40%, 05/01/2030 (E)	432,000	460,836
QUALCOMM, Inc.
3.25%, 05/20/2027	1,011,000	1,091,591
3.25%, 05/20/2050 (B)	819,000	903,031
Skyworks Solutions, Inc. 1.80%, 06/01/2026	922,000	912,994
TSMC Global Ltd. 1.38%, 09/28/2030 (E)	2,651,000	2,461,665

		12,825,700

Software - 0.1%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029 (B)	221,000	218,238
Infor, Inc. 1.75%, 07/15/2025 (E)	1,376,000	1,366,259

		1,584,497

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 2.65%, 05/11/2050	$ 936,000	$ 923,951
Dell International LLC / EMC Corp. 6.02%, 06/15/2026	1,023,000	1,183,022
Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	806,000	850,576
Seagate HDD Cayman 4.13%, 01/15/2031	1,663,000	1,730,185
Western Digital Corp. 2.85%, 02/01/2029	1,760,000	1,776,949

		6,464,683

Tobacco - 0.2%
Altria Group, Inc. 2.45%, 02/04/2032	1,255,000	1,192,967
BAT Capital Corp.
2.26%, 03/25/2028	1,886,000	1,839,296
4.91%, 04/02/2030	777,000	872,963

		3,905,226

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV 4.38%, 07/16/2042	250,000	296,607
Crown Castle Towers LLC 3.72%, 07/15/2043 (E)	40,000	40,476
Sprint Corp. 7.88%, 09/15/2023	625,000	688,281
T-Mobile USA, Inc.
3.50%, 04/15/2031 (B)	1,198,000	1,245,920
3.88%, 04/15/2030	2,279,000	2,495,791

		4,767,075

Total Corporate Debt Securities (Cost $253,956,744)		260,454,438

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Brazil - 0.0% (C)
Brazil Government International Bond 4.25%, 01/07/2025 (B)	480,000	508,200

Chile - 0.1%
Chile Government International Bond 3.50%, 01/25/2050	675,000	702,000

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	305,000	314,763
4.50%, 01/28/2026	1,125,000	1,177,043

		1,491,806

Indonesia - 0.1%
Indonesia Government International Bond 4.75%, 01/08/2026 (E)	1,810,000	2,020,332

Mexico - 0.1%
Mexico Government International Bond 3.75%, 01/11/2028	1,883,000	2,023,302

Panama - 0.0% (C)
Panama Government International Bond 3.88%, 03/17/2028	550,000	593,180

Peru - 0.0% (C)
Peru Government International Bond 7.35%, 07/21/2025	160,000	190,602

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Poland - 0.0% (C)
Republic of Poland Government International Bond 3.00%, 03/17/2023	$ 405,000	$ 415,698

Qatar - 0.0% (C)
Qatar Government International Bond 3.88%, 04/23/2023 (E)	200,000	207,930

Total Foreign Government Obligations (Cost $7,766,782)		8,153,050

MORTGAGE-BACKED SECURITIES - 2.9%
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	681,274	681,705
Series 2012-TFT, Class C,
3.56% (D), 06/05/2030 (E)	1,390,000	1,220,389
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (D), 11/05/2036 (E)	3,935,000	65,890
BBCMS Trust Series 2015-MSQ, Class B, 3.89%, 09/15/2032 (E)	1,150,000	1,154,971
CIM Trust Series 2021-R6, Class A1, 1.43% (D), 07/25/2061 (E)	3,520,871	3,467,397
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	94,583	98,202
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	285,000	299,341
Series 2015-GC27, Class B,
3.77%, 02/10/2048	600,000	617,684
Citigroup Mortgage Loan Trust, Inc.
Series 2015-A, Class A1,
3.50% (D), 06/25/2058 (E)	12,390	12,409
Series 2018-RP1, Class A1,
3.00% (D), 09/25/2064 (E)	510,930	519,727
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	1,648,000	1,730,309
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	144,788	143,834
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,900,000	1,952,859
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	2,400,000	2,516,676
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	4,500,000	4,681,206
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	1,690,000	1,679,717
CSMC Trust
Series 2021-RPL2, Class A1A,
1.11% (D), 01/25/2060 (E)	2,815,486	2,742,508
Series 2021-RPL6, Class A1,
2.00% (D), 10/25/2060 (E)	2,254,201	2,252,178

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2007-RMP1, Class A2, 1-Month LIBOR + 0.15%, 0.25% (D), 12/25/2036	$ 87,075	$ 85,286
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (E)	2,200,000	2,245,446
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	1,830,837	1,815,876
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	800,000	812,312
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-WLDN, Class A, 3.91%, 05/05/2030 (E)	5,001,403	4,412,958
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (D), 04/25/2058 (E)	133,674	136,901
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class AS,
3.48%, 11/15/2045	2,010,000	2,036,133
Series 2013-C11, Class B,
4.35% (D), 08/15/2046	945,000	691,322
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	136,877	138,559
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	131,908	137,843
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	468,818	487,332
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	135,976	142,072
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	267,566	279,209
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	296,793	309,871
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	470,281	487,223
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	634,345	669,098
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	744,142	784,214
Series 2017-2A, Class A3,
4.00% (D), 03/25/2057 (E)	723,603	761,468
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	1,099,447	1,152,332
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	789,812	828,148
Series 2018-1A, Class A1A,
4.00% (D), 12/25/2057 (E)	838,114	882,137
Series 2018-RPL1, Class A1,
3.50% (D), 12/25/2057 (E)	497,261	508,410
Series 2019-4A, Class A1B,
3.50% (D), 12/25/2058 (E)	1,832,492	1,897,156

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2019-5A, Class A1B,
3.50% (D), 08/25/2059 (E)	$ 2,054,584	$ 2,107,759
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	2,169,000	2,174,535
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	1,911,000	1,780,777
Towd Point Mortgage Trust Series 2021-1, Class A1, 2.25% (D), 11/25/2061 (E)	3,191,614	3,230,748
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	916,000	917,482

Total Mortgage-Backed Securities (Cost $59,224,627)		57,749,609

MUNICIPAL GOVERNMENT OBLIGATION - 0.0% (C)
Georgia - 0.0% (C)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	48,000	73,077

Total Municipal Government Obligation (Cost $52,720)		73,077

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.4%
Federal Home Loan Mortgage Corp.
5.00%, 02/01/2024 - 08/01/2035	307,682	347,276
5.50%, 07/01/2037 - 06/01/2041	72,913	82,887
6.00%, 12/01/2037	26,759	31,021
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	4,208,000	4,086,400
2.89%, 06/25/2027	1,645,285	1,716,586
3.01%, 07/25/2025	4,592,000	4,844,810
3.06% (D), 08/25/2024	3,602,358	3,757,978
3.46% (D), 08/25/2023	1,500,000	1,555,152
3.49%, 01/25/2024	2,260,000	2,360,910
Federal National Mortgage Association
12-Month LIBOR + 1.52%, 1.90% (D), 02/01/2043	46,627	46,802
3.33% (D), 10/25/2023	160,520	165,471
3.50%, 07/01/2028 - 01/01/2029	227,677	242,177
4.00%, 06/01/2042	63,926	70,215
4.50%, 02/01/2025 - 06/01/2026	82,351	86,024
5.00%, 04/01/2039 - 11/01/2039	1,029,759	1,151,162
5.50%, 04/01/2037 - 12/01/2041	565,191	645,758
6.00%, 08/01/2036 - 06/01/2041	974,503	1,128,688
6.50%, 05/01/2040	75,638	87,176
Government National Mortgage Association, Interest Only STRIPS 0.67% (D), 02/16/2053	375,634	7,867
Tennessee Valley Authority 5.88%, 04/01/2036	1,170,000	1,708,422

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Uniform Mortgage-Backed Security
2.00%, TBA (G)	$ 39,077,000	$ 39,417,613
2.50%, TBA (G)	48,159,000	49,225,668
3.00%, TBA (G)	27,065,000	28,051,392
3.50%, TBA (G)	18,746,000	19,740,417
4.00%, TBA (G)	7,454,000	7,930,357

Total U.S. Government Agency Obligations (Cost $168,012,731)		168,488,229

U.S. GOVERNMENT OBLIGATIONS - 10.4%
U.S. Treasury - 9.2%
U.S. Treasury Bond
1.25%, 05/15/2050	10,685,000	9,117,310
1.38%, 08/15/2050	999,000	879,276
1.88%, 02/15/2051 - 11/15/2051	4,896,000	4,873,812
2.00%, 02/15/2050	1,923,000	1,961,986
2.25%, 08/15/2046	2,996,000	3,180,324
2.38%, 05/15/2051	1,595,000	1,769,453
2.50%, 02/15/2045 - 05/15/2046	9,156,000	10,130,954
2.75%, 08/15/2047 - 11/15/2047	5,196,000	6,071,322
2.88%, 08/15/2045 - 05/15/2049	5,599,900	6,615,411
3.00%, 05/15/2042 - 02/15/2049	5,339,600	6,503,539
3.13%, 02/15/2042	4,563,000	5,514,635
3.13%, 05/15/2048 (B)	63,000	79,045
3.63%, 02/15/2044	1,093,700	1,428,047
4.50%, 02/15/2036 (B)	2,193,600	3,020,484
5.25%, 02/15/2029	2,086,000	2,629,419
U.S. Treasury Note
0.13%, 12/31/2022 - 05/31/2023	9,183,000	9,140,056
0.25%, 05/31/2025	1,239,000	1,205,605
0.25%, 08/31/2025 (B)	4,435,000	4,297,965
0.63%, 05/15/2030 - 08/15/2030	10,436,000	9,754,884
0.88%, 06/30/2026	4,780,100	4,706,905
1.13%, 02/15/2031 (B)	12,786,000	12,422,898
1.38%, 11/15/2031	5,070,000	5,012,170
1.50%, 08/15/2026	3,232,000	3,270,506
1.50%, 02/15/2030 (B)	5,411,000	5,444,185
1.63%, 11/15/2022 - 08/15/2029 (B)	9,392,000	9,524,154
1.63%, 02/15/2026 - 05/15/2031	10,776,300	10,933,264
1.75%, 05/15/2023 (B)	4,319,000	4,390,365
2.13%, 06/30/2022	1,047,000	1,056,734
2.25%, 11/15/2025 (B)	3,203,800	3,338,335
2.25%, 11/15/2027	2,072,200	2,177,267
2.38%, 01/31/2023	1,374,400	1,402,747
2.50%, 08/15/2023 - 05/15/2024	10,820,000	11,181,843
2.63%, 02/15/2029	791,000	855,856
2.88%, 05/15/2028 - 08/15/2028	15,004,300	16,370,288
3.13%, 11/15/2028 (B)	3,927,600	4,369,148

		184,630,192

U.S. Treasury Inflation-Protected Securities - 1.2%
U.S. Treasury Inflation-Indexed Bond
0.25%, 02/15/2050	2,726,494	3,301,507
1.75%, 01/15/2028	1,591,811	1,910,080
2.50%, 01/15/2029	5,308,935	6,788,697
U.S. Treasury Inflation-Indexed Note
0.13%, 07/15/2030	3,578,430	4,005,186
0.63%, 01/15/2024	7,290,612	7,759,091

		23,764,561

Total U.S. Government Obligations (Cost $202,404,699)		208,394,753

	Principal	Value
COMMERCIAL PAPER - 6.3%
Banks - 2.5%
Australia & New Zealand Banking Group Ltd. 0.20% (H), 03/11/2022	$ 7,750,000	$ 7,748,192
Bank of Nova Scotia 0.22% (H), 03/11/2022	5,250,000	5,248,264
DBS Bank Ltd. 0.15% (H), 02/15/2022	7,500,000	7,498,725
HSBC Bank PLC 0.10% (H), 01/07/2022	7,500,000	7,499,854
Mackinac Funding Co. LLC 0.21% (H), 03/03/2022	7,750,000	7,746,757
Macquarie Bank Ltd. 0.26% (H), 03/07/2022	7,500,000	7,497,085
Sumitomo Mitsui Banking Corp. 0.14% (H), 02/09/2022	7,800,000	7,799,047

		51,037,924

Capital Markets - 0.4%
Cedar Springs Capital Co. LLC 0.17% (H), 02/07/2022	4,200,000	4,199,353
Ionic Capital III Trust 0.17% (H), 01/20/2022	3,250,000	3,249,839

		7,449,192

Diversified Financial Services - 2.8%
Anglesea Funding PLC 0.21% (H), 03/11/2022	7,750,000	7,746,640
Atlantic Asset Securitization LLC 0.16% (H), 02/23/2022	3,715,000	3,713,975
Bennington Stark Capital Co. LLC 0.18% (H), 02/17/2022	3,919,000	3,918,049
Gotham Funding Corp. 0.21% (H), 03/10/2022	6,163,000	6,160,378
Liberty Street Funding LLC 0.22% (H), 03/16/2022	7,500,000	7,496,484
Mont Blanc Capital Corp. 0.13% (H), 01/20/2022	1,750,000	1,749,913
Nieuw Amsterdam Receivables Corp. 0.15% (H), 02/02/2022	7,500,000	7,499,134
Old Line Funding LLC 0.16% (H), 03/10/2022	1,000,000	999,588
Sheffield Receivables Co. LLC 0.15% (H), 02/08/2022	5,000,000	4,999,198
Starbird Funding Corp. 0.13% (H), 02/04/2022	6,450,000	6,449,122
Victory Receivables Corp.
0.12% (H), 01/05/2022	950,000	949,989
0.18% (H), 02/16/2022	2,750,000	2,749,408
0.19% (H), 03/02/2022	2,500,000	2,499,144

		56,931,022

Food Products - 0.2%
Britannia Funding Co. 0.18% (H), 02/10/2022	3,100,000	3,099,358

Health Care Providers & Services - 0.3%
Columbia Funding Co. LLC 0.13% (H), 01/25/2022	5,919,000	5,918,556

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

COMMERCIAL PAPER (continued)
Software - 0.1%
Manhattan Asset Funding Co. LLC 0.14% (H), 02/01/2022	$ 1,350,000	$ 1,349,839

Total Commercial Paper (Cost $125,784,349)		125,785,891

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.0%
U.S. Treasury Bill
0.04% (H), 02/03/2022	5,431,000	5,430,860
0.05% (H), 03/31/2022	9,859,000	9,857,745
0.06% (H), 03/10/2022	4,502,000	4,501,649

Total Short-Term U.S. Government Obligations (Cost $19,790,169)		19,790,254

	Shares	Value
OTHER INVESTMENT COMPANY - 0.9%
Securities Lending Collateral - 0.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (H)	17,645,905	17,645,905

Total Other Investment Company (Cost $17,645,905)		17,645,905

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 0.00% (H), dated 12/31/2021, to be repurchased at $20,269,796 on 01/03/2022. Collateralized by a U.S. Government Obligation, 1.38%, due 12/31/2028, and with a value of $20,675,275.	$20,269,796	$ 20,269,796

Total Repurchase Agreement (Cost $20,269,796)		20,269,796

Total Investments (Cost $1,673,472,149)		2,159,197,294
Net Other Assets (Liabilities) - (7.9)%		(158,522,381)

Net Assets - 100.0%		$2,000,674,913

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	37	03/31/2022	$8,093,829	$ 8,072,359	$—	$(21,470)
S&P 500® E-Mini Index	49	03/18/2022	11,478,614	11,658,325	179,711	—

Total Futures Contracts					$179,711	$(21,470)

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,217,299,847	$—	$—	$1,217,299,847
Preferred Stocks	440,540	—	—	440,540
Asset-Backed Securities	—	54,651,905	—	54,651,905
Corporate Debt Securities	—	260,454,438	—	260,454,438
Foreign Government Obligations	—	8,153,050	—	8,153,050
Mortgage-Backed Securities	—	57,749,609	—	57,749,609
Municipal Government Obligation	—	73,077	—	73,077
U.S. Government Agency Obligations	—	168,488,229	—	168,488,229
U.S. Government Obligations	—	208,394,753	—	208,394,753
Commercial Paper	—	125,785,891	—	125,785,891
Short-Term U.S. Government Obligations	—	19,790,254	—	19,790,254
Other Investment Company	17,645,905	—	—	17,645,905
Repurchase Agreement	—	20,269,796	—	20,269,796

Total Investments	$1,235,386,292	$923,811,002	$—	$2,159,197,294

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Futures Contracts (J)	$179,711	$—	$—	$179,711

Total Other Financial Instruments	$179,711	$—	$—	$179,711

LIABILITIES
Other Financial Instruments
Futures Contracts (J)	$(21,470)	$—	$—	$(21,470)

Total Other Financial Instruments	$(21,470)	$—	$—	$(21,470)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $36,864,279, collateralized by cash collateral of $17,645,905 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $19,982,805. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $181,794,667, representing 9.1% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Rates disclosed reflect the yields at December 31, 2021.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(J)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $1,653,202,353) (including securities loaned of $36,864,279)	$2,138,927,498
Repurchase agreement, at value (cost $20,269,796)	20,269,796
Cash	54,826
Cash collateral pledged at broker for:
Futures contracts	784,275
Receivables and other assets:
Investments sold	1,632,679
Net income from securities lending	3,558
Shares of beneficial interest sold	205,483
Dividends	926,258
Interest	3,526,637

Total assets	2,166,331,010

Liabilities:
Cash collateral received upon return of:
Securities on loan	17,645,905
Cash collateral at broker for:
TBA commitments	32,000
Payables and other liabilities:
Investments purchased	1,637,857
When-issued, delayed-delivery, forward and TBA commitments purchased	144,296,349
Shares of beneficial interest redeemed	319,794
Investment management fees	974,988
Distribution and service fees	341,665
Transfer agent costs	4,366
Trustees, CCO and deferred compensation fees	18,883
Audit and tax fees	39,033
Custody fees	71,541
Legal fees	9,221
Printing and shareholder reports fees	199,430
Other accrued expenses	33,115
Variation margin payable on futures contracts	31,950

Total liabilities	165,656,097

Net assets	$2,000,674,913

Net assets consist of:
Capital stock ($0.01 par value)	$1,094,505
Additional paid-in capital	1,304,724,091
Total distributable earnings (accumulated losses)	694,856,317

Net assets	$2,000,674,913

Net assets by class:
Initial Class	$381,587,822
Service Class	1,619,087,091

Shares outstanding:
Initial Class	20,424,685
Service Class	89,025,768

Net asset value and offering price per share:
Initial Class	$18.68
Service Class	18.19

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$15,749,623
Interest income	15,523,719
Net income from securities lending	51,211
Withholding taxes on foreign income	(18,210)

Total investment income	31,306,343

Expenses:
Investment management fees	11,433,592
Distribution and service fees:
Service Class	3,989,151
Transfer agent costs	26,980
Trustees, CCO and deferred compensation fees	79,505
Audit and tax fees	57,212
Custody fees	175,710
Legal fees	114,172
Printing and shareholder reports fees	159,570
Other	100,687

Total expenses	16,136,579

Net investment income (loss)	15,169,764

Net realized gain (loss) on:
Investments	196,128,425
Futures contracts	3,110,455

Net realized gain (loss)	199,238,880

Net change in unrealized appreciation (depreciation) on:
Investments	92,783,985
Futures contracts	(77,678)

Net change in unrealized appreciation (depreciation)	92,706,307

Net realized and change in unrealized gain (loss)	291,945,187

Net increase (decrease) in net assets resulting from operations	$307,114,951

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$15,169,764	$19,167,862
Net realized gain (loss)	199,238,880	105,865,286
Net change in unrealized appreciation (depreciation)	92,706,307	136,092,848

Net increase (decrease) in net assets resulting from operations	307,114,951	261,125,996

Dividends and/or distributions to shareholders:
Initial Class	(25,050,299)	(19,351,472)
Service Class	(102,893,097)	(78,307,157)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(127,943,396)	(97,658,629)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,901,794	16,136,706
Service Class	21,917,676	28,809,198

	34,819,470	44,945,904

Dividends and/or distributions reinvested:
Initial Class	25,050,299	19,351,472
Service Class	102,893,097	78,307,157

	127,943,396	97,658,629

Cost of shares redeemed:
Initial Class	(68,476,302)	(36,013,886)
Service Class	(190,097,818)	(149,118,920)

	(258,574,120)	(185,132,806)

Net increase (decrease) in net assets resulting from capital share transactions	(95,811,254)	(42,528,273)

Net increase (decrease) in net assets	83,360,301	120,939,094

Net assets:
Beginning of year	1,917,314,612	1,796,375,518

End of year	$2,000,674,913	$1,917,314,612

Capital share transactions - shares:
Shares issued:
Initial Class	719,556	1,002,160
Service Class	1,264,088	1,888,234

	1,983,644	2,890,394

Shares reinvested:
Initial Class	1,395,560	1,216,309
Service Class	5,882,967	5,042,315

	7,278,527	6,258,624

Shares redeemed:
Initial Class	(3,805,709)	(2,328,368)
Service Class	(10,787,400)	(9,886,472)

	(14,593,109)	(12,214,840)

Net increase (decrease) in shares outstanding:
Initial Class	(1,690,593)	(109,899)
Service Class	(3,640,345)	(2,955,923)

	(5,330,938)	(3,065,822)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$17.04	$15.54	$13.85	$15.17	$13.56

Investment operations:
Net investment income (loss) (A)	0.17	0.20	0.24	0.25	0.20
Net realized and unrealized gain (loss)	2.68	2.20	2.69	(0.75)	1.69

Total investment operations	2.85	2.40	2.93	(0.50)	1.89

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.25)	(0.26)	(0.22)	(0.12)
Net realized gains	(1.00)	(0.65)	(0.98)	(0.60)	(0.16)

Total dividends and/or distributions to shareholders	(1.21)	(0.90)	(1.24)	(0.82)	(0.28)

Net asset value, end of year	$18.68	$17.04	$15.54	$13.85	$15.17

Total return	17.04%	15.90%	21.77%	(3.66)%	14.14%

Ratio and supplemental data:
Net assets end of year (000’s)	$381,588	$376,902	$345,274	$305,002	$344,156
Expenses to average net assets	0.61%	0.63%	0.66%	0.66%	0.66%
Net investment income (loss) to average net assets	0.97%	1.29%	1.61%	1.64%	1.42%
Portfolio turnover rate	35%	51%	45%	46%	39%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$16.62	$15.18	$13.55	$14.86	$13.31

Investment operations:
Net investment income (loss) (A)	0.13	0.16	0.20	0.20	0.17
Net realized and unrealized gain (loss)	2.61	2.15	2.63	(0.73)	1.65

Total investment operations	2.74	2.31	2.83	(0.53)	1.82

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.22)	(0.22)	(0.18)	(0.11)
Net realized gains	(1.00)	(0.65)	(0.98)	(0.60)	(0.16)

Total dividends and/or distributions to shareholders	(1.17)	(0.87)	(1.20)	(0.78)	(0.27)

Net asset value, end of year	$18.19	$16.62	$15.18	$13.55	$14.86

Total return	16.79%	15.60%	21.50%	(3.90)%	13.82%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,619,087	$1,540,413	$1,451,102	$1,283,242	$1,473,823
Expenses to average net assets	0.86%	0.88%	0.91%	0.91%	0.91%
Net investment income (loss) to average net assets	0.72%	1.04%	1.36%	1.39%	1.17%
Portfolio turnover rate	35%	51%	45%	46%	39%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2021, commissions recaptured are $10,307.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2021, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2021, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$2,213,214	$—	$—	$—	$2,213,214
Corporate Debt Securities	5,196,168	—	—	—	5,196,168
Foreign Government Obligations	217,078	—	—	—	217,078
U.S. Government Obligations	10,019,445	—	—	—	10,019,445
Total Securities Lending Transactions	$17,645,905	$—	$—	$—	$17,645,905
Total Borrowings	$17,645,905	$—	$—	$—	$17,645,905

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$179,711	$—	$—	$179,711
Total	$—	$—	$179,711	$—	$—	$179,711

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(21,470)	$—	$—	$—	$—	$(21,470)
Total	$(21,470)	$—	$—	$—	$—	$(21,470)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(49,411)	$—	$3,159,866	$—	$—	$3,110,455
Total	$(49,411)	$—	$3,159,866	$—	$—	$3,110,455

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(21,470)	$—	$(56,208)	$—	$—	$(77,678)
Total	$(21,470)	$—	$(56,208)	$—	$—	$(77,678)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts — long	$21,877,795

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance depends on the Portfolio’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instrument in which the Portfolio invests, and financial markets generally.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/ principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $ 500 million	0.61%
Over $500 million up to $1 billion	0.59
Over $1 billion up to $1.5 billion	0.56
Over $1.5 billion up to $2 billion	0.55
Over $2 billion up to $5 billion	0.52
Over $5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.75%	May 1, 2022
Service Class	1.00	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 466,672,166	$ 160,349,026	$ 734,218,477	$ 108,128,855

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, premium amortization accruals and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,678,080,077	$ 491,493,275	$ (10,376,058)	$ 481,117,217

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 28,200,027	$ 99,743,369	$ —	$ 34,450,232	$ 63,208,397	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 34,329,057	$ 179,410,043	$ —	$ —	$ —	$ 481,117,217

11. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect ASU 2021-01 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Multi-Managed Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Managed Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio, (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Multi-Managed Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $99,743,369 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

MARKET ENVIRONMENT

As markets digested longer-than-expected COVID-19 restrictions and higher-than-expected inflation, we saw divergent asset class returns. Unlike in recent years when most asset classes moved together in one direction, we saw some clear winners and losers in terms of performance for 2021. Oil and developed market equities saw highly positive returns for example, while sovereign bonds and emerging markets tended to post negative returns for the year.

In the first quarter of 2021, global economic data continued to improve in most regions. The U.S. was a notable standout as consumer sentiment rose, the labor market improved, and manufacturing rebounded strongly – driven by an uptick in demand and a pickup in hiring. In the second quarter, inflation ticked up globally, while U.S. inflation experienced a faster-than-expected acceleration, driven mainly by higher prices of used autos and COVID-19 sensitive services. Vaccinations continued to advance globally, although the spread of new variants underscored a key risk for the economic recovery – particularly in countries where vaccination rates remained low.

The global economic recovery continued at a slower pace but remained uneven across sectors in the third quarter. Over the quarter, an uptick in COVID-19 delta variant cases slowed U.S. services activity and dented job growth in the leisure and hospitality industries. Meanwhile, similar COVID-19 outbreaks in emerging markets prolonged supply chain bottlenecks, particularly in the auto industry. Production disruptions following Hurricane Ida also exacerbated logistics, contributing to elevated inflation in the U.S. Developed market yield moves were mixed. Global equities were also mixed – in particular, the S&P 500® Index hit multiple all-time highs through the first half of the third quarter, driven by strong corporate earnings and solid economic activity, before ending the quarter about flat.

The global economic recovery continued in the fourth quarter, though momentum slowed alongside the spread of the Omicron variant. Equities broadly gained over the quarter despite volatility related to elevated inflation risks, rising COVID-19 Omicron variant cases, and shifting central bank expectations. The latter contributed to rising front-end interest rates, which in turn spurred yield curve flattening. Within economies, growth remained varied across sectors given differing impacts of rising COVID-19 cases, supply chain disruptions, and higher energy prices. In response to inflationary pressure, central banks shifted policy focus toward normalization.

PERFORMANCE

For the year ended December 31, 2021, Transamerica PIMCO Tactical – Balanced VP, Initial Class returned 6.62%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Balanced VP Blended Benchmark, returned 28.71% and 10.43%, respectively.

STRATEGY REVIEW

Although sentiment began to stabilize over the fiscal year ended December 31, 2021, the Portfolio dynamically adjusted its equity exposure, facilitated through the use of equity futures, in response to spikes in volatility. The Portfolio entered 2021 underweight equity, as the VIX Index remained elevated after a volatile market environment in 2020. The Portfolio quickly de-risked further in late January and early February in response to the uptick in volatility driven by threats to growth posed by the ongoing health crisis. While the Portfolio reached maximum equity exposure during the Summer and into the Fall, it quickly derisked again in November in response to a spike in the VIX Index prompted by the emergence of the new Omicron variant. The Portfolio ended the year overweight as sentiment steadied amidst the economic and public health uncertainty. Dynamic equity adjustments detracted from relative performance for the Portfolio as equity markets rallied despite bouts of volatility throughout the year. Additionally, downside risk mitigation strategies, obtained via S&P 500® Index put option contracts, were a drag on performance. Consistent with managing downside risk, the S&P 500® put option contracts were adequately sized to cover the equity exposure in the Portfolio.

The Portfolio’s fixed income allocations contributed to performance over the year. U.S. duration and yield curve positioning, partially facilitated through the use of futures, interest rate swaps, swaptions and options, was neutral for performance over the year. Outside the U.S., short exposure to the U.K. offset detractions from modest exposure to select emerging market interest rates, particularly in Peru. Non-U.S. duration strategies were also partially implemented using interest rate swaps. Within a diversified set of spread sectors, exposure to non-agency mortgage-backed securities, selection within investment-grade corporate credit, and modest allocations to high-yield corporate credit, which was partially facilitated through the use of credit default swaps and swaptions, added as high-yield corporate credit spreads tightened.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Cudzil

Yang Lu

Mohit Mittal

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	46.5%
Corporate Debt Securities	22.1
U.S. Government Obligations	12.2
Asset-Backed Securities	4.5
U.S. Government Agency Obligations	4.2
Mortgage-Backed Securities	3.4
Repurchase Agreement	2.6
Other Investment Company	1.8
Exchange-Traded Options Purchased	1.6
Foreign Government Obligations	1.5
Municipal Government Obligations	0.5
Loan Assignments	0.2
Short-Term U.S. Government Agency Obligation	0.1
Net Other Assets (Liabilities) ^	(1.2)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	6.48
Duration †	4.18

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	6.62%	7.91%	6.37%	05/01/2009
S&P 500® (A)	28.71%	18.47%	16.55%
Transamerica PIMCO Tactical - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	10.43%	10.64%	9.31%
Service Class	6.39%	7.64%	6.10%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Balanced VP Blended Benchmark is composed of the following benchmarks: 40% Bloomberg US Government/Credit Index, 35% S&P 500®, 10% MSCI EAFE Index, 10% Bloomberg Long Government Credit Index and 5% Russell 2000® Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 40% Bloomberg Barclays US Government/Credit Index, 35% S&P 500®, 10% MSCI EAFE Index, 10% Bloomberg Barclays Long Government/Credit Index and 5% Russell 2000® Index.

(C) The Bloomberg US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Long Government Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Derivatives involve special risks and costs and may result in losses to the Portfolio. Using derivatives exposes the Portfolio to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk and credit risk.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,026.70	$4.39	$1,020.90	$4.38	0.86%
Service Class	1,000.00	1,026.30	5.67	1,019.60	5.65	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 4.5%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R3, Class M1, 1-Month LIBOR + 0.78%, 0.88% (A), 05/25/2034	$146,367	$146,371
AMMC CLO 16 Ltd. Series 2015-16A, Class AR2, 3-Month LIBOR + 0.98%, 1.11% (A), 04/14/2029 (B)	404,207	404,206
AMMC CLO XII Ltd. Series 2013-12A, Class AR2, 3-Month LIBOR + 0.95%, 1.10% (A), 11/10/2030 (B)	1,800,000	1,798,713
Anchorage Capital CLO 6 Ltd. Series 2015-6A, Class ARR, 3-Month LIBOR + 1.05%, 1.17% (A), 07/15/2030 (B)	300,000	300,014
Apidos CLO XXVII Series 2017-27A, Class A1R, 3-Month LIBOR + 0.93%, 1.05% (A), 07/17/2030 (B)	600,000	600,098
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL2, Class A, 1-Month LIBOR + 1.10%, 1.21% (A), 05/15/2036 (B)	500,000	499,062
Arch Street CLO Ltd. Series 2016-2A, Class AR2, 3-Month LIBOR + 1.00%, 1.13% (A), 10/20/2028 (B)	177,811	177,821
Birch Grove CLO Ltd. Series 19A, Class AR, 3-Month LIBOR + 1.13%, 1.33% (A), 06/15/2031 (B)	1,200,000	1,197,959
Carlyle Global Market Strategies CLO Ltd. Series 2013-1A, Class A1RR, 3-Month LIBOR + 0.95%, 1.11% (A), 08/14/2030 (B)	600,000	599,999
CIFC Funding Ltd. Series 2017-4A, Class A1R, 3-Month LIBOR + 0.95%, 1.07% (A), 10/24/2030 (B)	600,000	600,019
Encore Credit Receivables Trust Series 2005-1, Class M1, 1-Month LIBOR + 0.66%, 0.76% (A), 07/25/2035	122,796	124,553
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 1.17% (A), 06/25/2035	376,803	376,945
Gallatin CLO IX Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 1.18% (A), 01/21/2028 (B)	343,070	343,077
HERA Commercial Mortgage Ltd. Series 2021-FL1, Class A, 1-Month LIBOR + 1.05%, 1.15% (A), 02/18/2038 (B)	800,000	799,517

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Asset Trust Series 2005-4, Class M6, 1-Month LIBOR + 1.08%, 1.17% (A), 10/25/2035	$ 500,000	$ 498,624
JPMorgan Mortgage Acquisition Trust Series 2007-CH5, Class A5, 1-Month LIBOR + 0.26%, 0.36% (A), 06/25/2037	503,578	500,537
KKR CLO 9 Ltd. Series 9, Class AR2, 3-Month LIBOR + 0.95%, 1.07% (A), 07/15/2030 (B)	300,000	300,001
LCM XIII LP 3-Month LIBOR + 0.87%, 1.09% (A), 07/19/2027 (B)	600,000	599,494
LCM XV LP Series 15A, Class AR2, 3-Month LIBOR + 1.00%, 1.13% (A), 07/20/2030 (B)	400,000	400,004
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1, 3.75% (A), 04/25/2059 (B)	593,224	595,223
LFT CRE Ltd. Series 2021-FL1, Class A, 1-Month LIBOR + 1.17%, 1.28% (A), 06/15/2039 (B)	600,000	599,644
LoanCore Issuer Ltd. Series 2019-CRE2, Class A, 1-Month LIBOR + 1.13%, 1.24% (A), 05/15/2036 (B)	263,626	263,337
Magnetite XVIII Ltd. Series 2016-18A, Class AR2, 3-Month LIBOR + 0.88%, 1.02% (A), 11/15/2028 (B)	200,000	199,985
Marble Point CLO X Ltd. Series 2017-1A, Class AR, 3-Month LIBOR + 1.04%, 1.16% (A), 10/15/2030 (B)	400,000	400,003
Master Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 0.93% (A), 10/25/2034	282,599	281,365
MidOcean Credit CLO II Series 2013-2A, Class ARR, 3-Month LIBOR + 1.03%, 0.00% (A), 01/29/2030 (B)	300,000	299,999
MidOcean Credit CLO VIII Series 2018-8A, Class A1R, 3-Month LIBOR + 1.05%, 1.21% (A), 02/20/2031 (B)	300,000	299,846
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 0.80% (A), 12/26/2031 (B)	15,618	15,682
OZLM XVI Ltd. Series 2017-16A, Class A1R, 3-Month LIBOR + 1.03%, 1.19% (A), 05/16/2030 (B)	400,000	399,999

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Palmer Square Loan Funding Ltd.
Series 2018-4A, Class A1,
3-Month LIBOR + 0.90%, 1.06% (A), 11/15/2026 (B)	$ 131,964	$ 131,992
Series 2021-3A, Class A1,
3-Month LIBOR + 0.80%, 0.97% (A), 07/20/2029 (B)	900,000	900,000
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 1.05% (A), 11/25/2065 (B)	309,686	308,939
RAMP Trust Series 2005-RS6, Class M4, 1-Month LIBOR + 0.98%, 1.08% (A), 06/25/2035	355,181	355,179
RASC Trust Series 2007-KS2, Class AI4, 1-Month LIBOR + 0.22%, 0.32% (A), 02/25/2037	300,000	290,877
Romark CLO Ltd. Series 2017-1A, Class A1R, 3-Month LIBOR + 1.03%, 1.15% (A), 10/23/2030 (B)	600,000	599,703
Saxon Asset Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.68%, 0.78% (A), 11/25/2037	1,100,000	1,096,251
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 1.56% (A), 02/17/2032 (B)	682,652	690,659
Sound Point CLO IX Ltd. Series 2015-2A, Class ARRR, 3-Month LIBOR + 1.21%, 1.34% (A), 07/20/2032 (B)	200,000	199,921
Sound Point CLO XV Ltd. Series 2017-1A, Class ARR, 3-Month LIBOR + 0.90%, 1.02% (A), 01/23/2029 (B)	300,000	300,004
Sound Point CLO XVI Ltd. Series 2017-2A, Class AR, 3-Month LIBOR + 0.98%, 1.10% (A), 07/25/2030 (B)	600,000	599,735
Soundview Home Loan Trust Series 2007-NS1, Class A4, 1-Month LIBOR + 0.30%, 0.40% (A), 01/25/2037	700,000	675,876
Steele Creek CLO Ltd. Series 2015-1A, Class AR2, 3-Month LIBOR + 0.90%, 1.06% (A), 05/21/2029 (B)	235,053	234,771
Stratus CLO Ltd. Series 2021-2A, Class A, 3-Month LIBOR + 0.90%, 0.00% (A), 12/28/2029 (B)	700,000	700,000
Towd Point Mortgage Trust Series 2019-HY2, Class A1, 1-Month LIBOR + 1.00%, 1.10% (A), 05/25/2058 (B)	220,101	220,927

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Venture XIV CLO Ltd. Series 2013-14A, Class ARR, 3-Month LIBOR + 1.03%, 1.21% (A), 08/28/2029 (B)	$ 1,300,000	$ 1,299,615
Vibrant CLO VI Ltd. Series 2017-6A, Class AR, 3-Month LIBOR + 0.95%, 1.16% (A), 06/20/2029 (B)	471,353	471,363
Vibrant CLO VII Ltd. Series 2017-7A, Class A1R, 3-Month LIBOR + 1.04%, 1.17% (A), 09/15/2030 (B)	300,000	299,736
Voya CLO Ltd.
Series 2016-4A, Class ARR,
3-Month LIBOR + 0.90%, 1.03% (A), 07/20/2029 (B)	558,816	558,821
Series 2017-IA, Class A1R,
3-Month LIBOR + 0.95%, 1.07% (A), 04/17/2030 (B)	300,000	300,002
Wellfleet CLO Ltd. Series 2017-1A, Class A1RR, 3-Month LIBOR + 0.89%, 1.02% (A), 04/20/2029 (B)	249,835	249,712

Total Asset-Backed Securities (Cost $23,985,353)		24,106,180

CORPORATE DEBT SECURITIES - 22.1%
Aerospace & Defense - 0.1%
Boeing Co. 3.60%, 05/01/2034	200,000	209,806
Spirit AeroSystems, Inc.
3.85%, 06/15/2026	300,000	306,750
3.95%, 06/15/2023	200,000	201,000

		717,556

Airlines - 0.9%
Air Canada 3.88%, 08/15/2026 (B)	500,000	510,000
American Airlines Pass-Through Trust
3.00%, 04/15/2030	463,098	460,192
3.25%, 10/15/2028	154,333	146,802
3.50%, 08/15/2033	91,872	87,868
4.00%, 01/15/2027	47,471	45,837
British Airways Pass-Through Trust
3.35%, 12/15/2030 (B)	251,901	250,418
3.80%, 03/20/2033 (B)	318,073	331,096
JetBlue Pass-Through Trust 4.00%, 05/15/2034	280,369	302,479
Southwest Airlines Co. 5.13%, 06/15/2027	500,000	571,964
Spirit Airlines Pass-Through Trust 3.65%, 08/15/2031	162,132	159,327
United Airlines Pass-Through Trust
2.88%, 04/07/2030	709,697	722,792
3.10%, 04/07/2030	709,697	702,259
5.88%, 04/15/2029	270,990	296,896

		4,587,930

Automobiles - 0.1%
Nissan Motor Co. Ltd. 4.35%, 09/17/2027 (B)	600,000	648,150

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks - 4.7%
AIB Group PLC 4.75%, 10/12/2023 (B)	$ 700,000	$ 740,483
Banco Santander SA 3.49%, 05/28/2030	200,000	211,341
Bank of America Corp. Fixed until 12/20/2027, 3.42% (A), 12/20/2028	4,954,000	5,292,978
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	700,000	740,664
Barclays PLC Fixed until 04/02/2024, 3.38% (A), 04/02/2025 (C)	EUR 200,000	244,079
BNP Paribas SA Fixed until 02/25/2031 (D), 4.63% (A) (B) (E)	$ 400,000	401,200
Citigroup, Inc.
Fixed until 02/18/2026 (D), 3.88% (A)	1,400,000	1,400,000
4.40%, 06/10/2025	1,200,000	1,307,277
DnB Bank ASA Fixed until 09/16/2025, 1.13% (A), 09/16/2026 (B)	200,000	195,765
HSBC Holdings PLC
Fixed until 07/24/2026, 1.75% (A), 07/24/2027	GBP 600,000	800,916
Fixed until 03/09/2026 (D), 4.00% (A) (E)	$ 300,000	298,125
Fixed until 12/17/2030 (D), 4.60% (A)	600,000	599,508
JPMorgan Chase & Co. Fixed until 06/01/2028, 2.07% (A), 06/01/2029	1,900,000	1,886,106
Lloyds Banking Group PLC
4.38%, 03/22/2028	400,000	449,069
4.55%, 08/16/2028	1,400,000	1,593,537
Mitsubishi UFJ Financial Group, Inc. 2.05%, 07/17/2030	700,000	680,609
Mizuho Financial Group, Inc.
3-Month LIBOR + 1.00%, 1.20% (A), 09/11/2024	600,000	605,940
Fixed until 05/22/2026, 1.23% (A), 05/22/2027	500,000	485,037
Natwest Group PLC Fixed until 05/18/2028, 4.89% (A), 05/18/2029	600,000	686,764
Nykredit Realkredit AS
1.00%, 10/01/2050 (C)	DKK 300,000	43,748
1.50%, 10/01/2053 (C)	200,000	29,935
Santander Holdings USA, Inc. 3.45%, 06/02/2025	$ 500,000	524,788
Santander UK Group Holdings PLC Fixed until 03/15/2031, 2.90% (A), 03/15/2032	500,000	505,488
Standard Chartered PLC
Fixed until 01/12/2024, 0.99% (A), 01/12/2025 (B)	500,000	494,354
Fixed until 01/14/2026, 1.46% (A), 01/14/2027 (B)	200,000	193,707
Stichting AK Rabobank Certificaten 6.50% (F), 12/29/2049 (C) (D)	EUR 735,350	1,151,144
Sumitomo Mitsui Financial Group, Inc.
2.13%, 07/08/2030	$ 1,000,000	972,563
2.14%, 09/23/2030	400,000	384,770

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Truist Financial Corp. Fixed until 03/01/2030 (D), 5.10% (A)	$ 1,000,000	$ 1,117,500
UniCredit SpA 6.57%, 01/14/2022 (B)	600,000	600,870
Wells Fargo & Co. Fixed until 06/17/2026, 3.20% (A), 06/17/2027	500,000	527,391

		25,165,656

Beverages - 0.1%
Bacardi Ltd.
4.70%, 05/15/2028 (B)	300,000	339,546
5.15%, 05/15/2038 (B)	100,000	123,778

		463,324

Biotechnology - 0.1%
Amgen, Inc. 4.40%, 05/01/2045	500,000	598,539

Building Products - 0.3%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	800,000	841,703
Standard Industries, Inc. 4.38%, 07/15/2030 (B)	600,000	612,072

		1,453,775

Capital Markets - 1.4%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	600,000	605,250
Brighthouse Holdings LLC 6.50% (F), 07/27/2037 (B) (D)	300,000	272,087
Charles Schwab Corp. Fixed until 06/01/2026 (D), 4.00% (A) (E)	300,000	306,000
Credit Suisse Group AG 3.75%, 03/26/2025	2,900,000	3,078,439
Deutsche Bank AG
Fixed until 11/19/2029, 1.75% (A), 11/19/2030 (C)	EUR 300,000	354,540
Fixed until 05/28/2031, 3.04% (A), 05/28/2032 (G)	$ 500,000	504,384
Fixed until 09/18/2030, 3.55% (A), 09/18/2031	200,000	210,710
Fixed until 11/26/2024, 3.96% (A), 11/26/2025	300,000	316,855
JAB Holdings BV 2.20%, 11/23/2030 (B)	250,000	245,043
Lazard Group LLC 4.38%, 03/11/2029	100,000	112,869
Moody’s Corp. 5.25%, 07/15/2044	100,000	136,258
MSCI, Inc. 3.63%, 11/01/2031 (B)	200,000	207,500
UBS Group AG 4.13%, 09/24/2025 (B)	800,000	864,116

		7,214,051

Chemicals - 0.3%
Sasol Financing USA LLC 5.88%, 03/27/2024	300,000	313,050
Syngenta Finance NV
3.13%, 03/28/2022	100,000	100,391
4.44%, 04/24/2023 (B)	200,000	206,765
5.18%, 04/24/2028 (B)	400,000	449,396

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Yara International ASA 3.15%, 06/04/2030 (B)	$ 500,000	$ 516,331

		1,585,933

Commercial Services & Supplies - 0.1%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (B)	500,000	522,736

Consumer Finance - 0.3%
Ford Motor Credit Co. LLC 4.14%, 02/15/2023	700,000	716,660
Nissan Motor Acceptance Co. LLC 2.00%, 03/09/2026 (B)	300,000	295,641
OneMain Finance Corp. 8.88%, 06/01/2025	400,000	428,000

		1,440,301

Containers & Packaging - 0.3%
Amcor Flexibles North America, Inc. 2.63%, 06/19/2030	500,000	502,290
Berry Global, Inc.
1.57%, 01/15/2026	100,000	97,852
4.88%, 07/15/2026 (B)	700,000	724,094

		1,324,236

Diversified Financial Services - 0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 04/03/2026	300,000	326,031
Aircastle Ltd.
4.13%, 05/01/2024	200,000	208,854
4.25%, 06/15/2026	200,000	214,339
Aviation Capital Group LLC 5.50%, 12/15/2024 (B)	400,000	437,729
DAE Funding LLC
1.55%, 08/01/2024 (B)	300,000	297,750
2.63%, 03/20/2025 (B)	600,000	602,250
Doric Nimrod Air Alpha Pass-Through Trust 5.25%, 05/30/2025 (B)	37,291	37,318
Helios Leasing I LLC 1.56%, 09/28/2024	49,384	49,819
Jyske Realkredit A/S 1.50%, 10/01/2053	DKK 100,000	14,989
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	$ 600,000	618,617
Mitsubishi HC Capital, Inc. 2.65%, 09/19/2022 (B)	700,000	707,708
Nordea Kredit Realkreditaktieselskab 1.50%, 10/01/2053	DKK 100,000	14,987
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (B)	$ 500,000	513,750
United Wholesale Mortgage LLC 5.50%, 11/15/2025 (B)	300,000	305,625

		4,349,766

Diversified Telecommunication Services - 0.2%
AT&T, Inc. 3.65%, 06/01/2051	500,000	519,737
Bell Telephone Co. of Canada / Bell Canada 4.30%, 07/29/2049	300,000	365,410

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Level 3 Financing, Inc. 3.88%, 11/15/2029 (B)	$ 200,000	$ 203,500

		1,088,647

Electric Utilities - 2.2%
Alabama Power Co. 4.15%, 08/15/2044	400,000	469,107
Arizona Public Service Co. 2.65%, 09/15/2050	200,000	181,074
Centrais Eletricas Brasileiras SA 4.63%, 02/04/2030 (B)	500,000	495,005
Duke Energy Carolinas LLC 4.25%, 12/15/2041	400,000	472,560
Edison International 3.55%, 11/15/2024	200,000	209,243
Entergy Mississippi LLC 2.85%, 06/01/2028	1,300,000	1,356,876
FirstEnergy Corp. 1.60%, 01/15/2026	600,000	580,500
Georgia Power Co. 3.25%, 03/15/2051	100,000	100,679
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	600,000	627,722
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B)	700,000	668,063
Northern States Power Co. 2.60%, 06/01/2051	100,000	95,793
Pacific Gas & Electric Co.
1.37%, 03/10/2023	200,000	198,766
3.30%, 12/01/2027	100,000	101,628
3.50%, 06/15/2025 (H)	240,000	249,098
3.75%, 08/15/2042	800,000	746,672
4.25%, 08/01/2023 (H)	400,000	413,929
4.25%, 03/15/2046	600,000	600,552
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.38%, 02/05/2050 (B)	600,000	606,000
Southern California Edison Co.
3.90%, 03/15/2043	200,000	213,652
4.00%, 04/01/2047	900,000	995,640
4.05%, 03/15/2042	100,000	108,415
4.65%, 10/01/2043	100,000	117,117
Southwestern Electric Power Co. 6.20%, 03/15/2040	1,000,000	1,386,068
SP Group Treasury Pte Ltd. 3.38%, 02/27/2029 (B)	400,000	437,900

		11,432,059

Electronic Equipment, Instruments & Components - 0.1%
Flex Ltd.
4.75%, 06/15/2025	100,000	108,827
4.88%, 06/15/2029	300,000	340,605

		449,432

Entertainment - 0.0% (I)
Activision Blizzard, Inc. 2.50%, 09/15/2050	200,000	175,867

Equity Real Estate Investment Trusts - 2.0%
Alexandria Real Estate Equities, Inc. 4.50%, 07/30/2029	700,000	805,289

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
American Campus Communities Operating Partnership LP 2.85%, 02/01/2030	$ 600,000	$ 612,719
American Tower Corp.
3.38%, 10/15/2026	1,400,000	1,488,313
4.00%, 06/01/2025	1,250,000	1,338,128
Brixmor Operating Partnership LP 3-Month LIBOR + 1.05%, 1.18% (A), 02/01/2022	800,000	800,448
Essex Portfolio LP 4.00%, 03/01/2029	700,000	774,978
National Retail Properties, Inc. 4.80%, 10/15/2048	700,000	879,321
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033 (E)	300,000	292,780
STORE Capital Corp. 2.75%, 11/18/2030	400,000	397,100
UDR, Inc. 3.00%, 08/15/2031 (E)	400,000	417,038
Weyerhaeuser Co. 4.00%, 11/15/2029	1,500,000	1,677,602
WP Carey, Inc. 4.60%, 04/01/2024	800,000	849,434

		10,333,150

Food & Staples Retailing - 0.0% (I)
CVS Pass-Through Trust 4.16%, 08/11/2036 (B)	76,167	83,522
Sysco Corp. Co. 2.45%, 12/14/2031 (E)	100,000	100,380

		183,902

Food Products - 0.1%
Conagra Brands, Inc. 5.30%, 11/01/2038	200,000	253,677
Post Holdings, Inc. 4.50%, 09/15/2031 (B)	100,000	99,250

		352,927

Gas Utilities - 0.2%
Southern California Gas Co. 4.13%, 06/01/2048	900,000	1,077,802

Health Care Providers & Services - 0.9%
Adventist Health System 2.43%, 09/01/2024	600,000	608,627
AHS Hospital Corp. 5.02%, 07/01/2045	600,000	819,914
Banner Health 1.90%, 01/01/2031	400,000	389,790
CHRISTUS Health 4.34%, 07/01/2028	600,000	679,450
CVS Health Corp. 5.05%, 03/25/2048	700,000	918,190
DaVita, Inc. 4.63%, 06/01/2030 (B)	100,000	102,375
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	300,000	396,040
HCA, Inc. 4.13%, 06/15/2029	200,000	220,265

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Northwell Healthcare, Inc. 3.98%, 11/01/2046	$ 700,000	$ 797,542

		4,932,193

Hotels, Restaurants & Leisure - 0.5%
Expedia Group, Inc. 6.25%, 05/01/2025 (B)	571,000	644,422
GLP Capital LP / GLP Financing II, Inc.
4.00%, 01/15/2030	400,000	423,218
5.38%, 04/15/2026	100,000	111,357
Marriott International, Inc. 2.85%, 04/15/2031	300,000	299,416
McDonald’s Corp. 3.80%, 04/01/2028	700,000	769,645
Sands China Ltd. 3.80%, 01/08/2026	400,000	402,056
Wynn Macau Ltd. 5.13%, 12/15/2029 (B)	200,000	181,690

		2,831,804

Insurance - 0.6%
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	200,000	206,080
Fidelity National Financial, Inc. 3.40%, 06/15/2030	700,000	739,715
First American Financial Corp.
4.30%, 02/01/2023	100,000	103,037
4.60%, 11/15/2024	50,000	54,111
Guardian Life Insurance Co. of America 3.70%, 01/22/2070 (B)	300,000	329,195
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	200,000	255,520
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	1,200,000	1,380,761

		3,068,419

Interactive Media & Services - 0.1%
Alphabet, Inc. 1.90%, 08/15/2040	200,000	182,710
Tencent Holdings Ltd. 3.98%, 04/11/2029 (B)	300,000	326,481

		509,191

Internet & Direct Marketing Retail - 0.1%
Alibaba Group Holding Ltd. 2.70%, 02/09/2041	500,000	457,690

IT Services - 0.0% (I)
Booz Allen Hamilton, Inc. 3.88%, 09/01/2028 (B)	100,000	101,750

Life Sciences Tools & Services - 0.0% (I)
Illumina, Inc. 2.55%, 03/23/2031	200,000	200,167

Machinery - 0.3%
Weir Group PLC 2.20%, 05/13/2026 (B)	500,000	493,289
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	1,000,000	1,057,873

		1,551,162

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media - 1.0%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	$ 1,200,000	$ 1,248,000
Charter Communications Operating LLC / Charter Communications Operating Capital
3.85%, 04/01/2061	100,000	94,681
4.20%, 03/15/2028	800,000	876,298
4.80%, 03/01/2050	300,000	336,991
Comcast Corp. 2.94%, 11/01/2056 (B)	2,152,000	2,058,856
Discovery Communications LLC 4.00%, 09/15/2055	608,000	639,573
SES SA 3.60%, 04/04/2023 (B)	200,000	205,489

		5,459,888

Metals & Mining - 0.0% (I)
FMG Resources August 2006 Pty Ltd. 4.38%, 04/01/2031 (B)	200,000	210,000

Multi-Utilities - 0.1%
CenterPoint Energy, Inc. Fixed until 09/01/2023 (D), 6.13% (A) (E)	400,000	416,000
Public Service Co. of Colorado 1.88%, 06/15/2031 (E)	200,000	194,643

		610,643

Oil, Gas & Consumable Fuels - 1.8%
Aker BP ASA 4.00%, 01/15/2031 (B)	200,000	216,474
Boardwalk Pipelines LP 3.40%, 02/15/2031	600,000	619,989
Diamondback Energy, Inc. 2.88%, 12/01/2024	500,000	518,820
Energy Transfer LP
4.75%, 01/15/2026	100,000	109,330
5.80%, 06/15/2038	700,000	849,716
7.50%, 07/01/2038	150,000	207,165
Enterprise Products Operating LLC 3.20%, 02/15/2052	560,000	551,290
Flex Intermediate Holdco LLC 4.32%, 12/30/2039 (B)	100,000	103,014
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024 (B)	500,000	518,323
Pertamina Persero PT 4.18%, 01/21/2050 (B)	600,000	617,567
Petronas Energy Canada Ltd. 2.11%, 03/23/2028 (B)	300,000	300,341
Rockies Express Pipeline LLC 4.80%, 05/15/2030 (B)	700,000	729,750
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,700,000	1,849,130
Saudi Arabian Oil Co. 1.63%, 11/24/2025 (B)	500,000	496,848
Sinopec Group Overseas Development Ltd. 4.13%, 09/12/2025 (B)	900,000	976,847
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.00%, 01/15/2032 (B)	200,000	209,000

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	$ 200,000	$ 255,358
Williams Cos., Inc. 2.60%, 03/15/2031	400,000	397,729
Woodside Finance Ltd. 3.65%, 03/05/2025 (B)	40,000	42,049

		9,568,740

Pharmaceuticals - 0.4%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,600,000	1,872,576
Jazz Securities DAC 4.38%, 01/15/2029 (B)	200,000	207,088

		2,079,664

Professional Services - 0.2%
Block Financial LLC 3.88%, 08/15/2030	600,000	642,583
IHS Markit Ltd. 4.75%, 08/01/2028	500,000	579,375

		1,221,958

Road & Rail - 0.2%
Avolon Holdings Funding Ltd.
2.53%, 11/18/2027 (B)	239,000	232,333
2.88%, 02/15/2025 (B)	100,000	102,190
Park Aerospace Holdings Ltd.
4.50%, 03/15/2023 (B)	100,000	103,207
5.50%, 02/15/2024 (B)	84,000	90,089
Union Pacific Corp. 4.10%, 09/15/2067	300,000	366,027

		893,846

Semiconductors & Semiconductor Equipment - 0.4%
Broadcom, Inc.
3.19%, 11/15/2036 (B)	400,000	399,959
4.30%, 11/15/2032	700,000	787,580
Marvell Technology, Inc. 4.20%, 06/22/2023	400,000	415,618
Skyworks Solutions, Inc. 1.80%, 06/01/2026	400,000	396,093

		1,999,250

Software - 0.5%
Citrix Systems, Inc. 1.25%, 03/01/2026	200,000	194,879
Microsoft Corp. 2.92%, 03/17/2052	503,000	536,214
Oracle Corp. 2.95%, 05/15/2025	1,250,000	1,298,355
VMware, Inc. 4.65%, 05/15/2027	500,000	562,657

		2,592,105

Technology Hardware, Storage & Peripherals - 0.3%
Dell International LLC / EMC Corp. 8.10%, 07/15/2036	594,000	905,020
Seagate HDD Cayman 4.13%, 01/15/2031	700,000	728,280

		1,633,300

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Tobacco - 0.0% (I)
Imperial Brands Finance PLC 3.75%, 07/21/2022 (B)	$ 200,000	$ 202,209

Trading Companies & Distributors - 0.2%
BOC Aviation Ltd. 3.50%, 10/10/2024 (B)	400,000	418,379
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	700,000	723,625

		1,142,004

Wireless Telecommunication Services - 0.2%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 5.15%, 09/20/2029 (B)	600,000	661,470
T-Mobile USA, Inc.
2.55%, 02/15/2031	100,000	99,608
2.63%, 04/15/2026	200,000	201,000

		962,078

Total Corporate Debt Securities (Cost $111,419,533)		117,393,800

FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
Canada - 0.3%
Province of Quebec 2.50%, 04/20/2026	1,700,000	1,781,891

Dominican Republic - 0.1%
Dominican Republic International Bond 4.88%, 09/23/2032 (B)	600,000	609,750

Japan - 0.5%
Japan Finance Organization for Municipalities 2.13%, 10/25/2023 (B)	2,400,000	2,454,008

Peru - 0.2%
Peru Government International Bond
5.94%, 02/12/2029 (C)	PEN 1,900,000	487,039
5.94%, 02/12/2029 (B)	1,900,000	487,039
8.20%, 08/12/2026 (B)	1,200,000	342,537

		1,316,615

Qatar - 0.3%
Qatar Government International Bond
4.40%, 04/16/2050 (B)	$ 500,000	621,146
4.50%, 01/20/2022 (C)	700,000	701,540

		1,322,686

Republic of South Africa - 0.1%
Republic of South Africa Government International Bond 4.85%, 09/30/2029	300,000	309,750

Romania - 0.0% (I)
Romania Government International Bond 2.63%, 12/02/2040 (B)	EUR 200,000	202,594

Saudi Arabia - 0.0% (I)
Saudi Arabia Government International Bond 4.50%, 04/22/2060 (C)	$ 200,000	245,940

Total Foreign Government Obligations (Cost $8,381,425)		8,243,234

	Principal	Value
LOAN ASSIGNMENTS - 0.2%
Capital Markets - 0.1%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61%, 10/15/2038 (J) (K) (L)	$ 917,118	$ 876,658

IT Services - 0.1%
Virtusa Corp. 1st Lien Term Loan B, 1-Month LIBOR + 3.75%, 4.50% (A), 02/11/2028	297,750	298,122

Total Loan Assignments (Cost $1,199,007)		1,174,780

MORTGAGE-BACKED SECURITIES - 3.4%
Angel Oak Mortgage Trust Series 2020-4, Class A1, 1.47% (A), 06/25/2065 (B)	243,646	243,225
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 1.16% (A), 04/15/2036 (B)	700,000	698,373
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.28%, 0.38% (A), 05/25/2037	358,479	347,657
CHL Mortgage Pass-Through Trust Series 2005-9, Class 1A1, 1-Month LIBOR + 0.60%, 0.70% (A), 05/25/2035	34,703	28,861
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	700,000	758,059
CSWF Series 2021-SOP2, Class A, 1-Month LIBOR + 0.97%, 1.08% (A), 06/15/2034 (B)	1,000,000	995,550
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,600,000	1,663,700
DROP Mortgage Trust Series 2021-FILE, Class A, 1-Month LIBOR + 1.15%, 1.26% (A), 04/15/2026 (B)	300,000	300,091
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.24% (A), 12/10/2044 (C)	GBP 47,686	64,295
Extended Stay America Trust Series 2021-ESH, Class A, 1-Month LIBOR + 1.08%, 1.19% (A), 07/15/2038 (B)	$ 696,377	697,294
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 2.66% (A), 07/19/2035	69,496	58,228
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	900,000	931,259

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	$ 869,962	$ 921,608
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 0.78% (A), 04/25/2028	201,974	200,895
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	345,090	350,464
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	1,600,000	1,680,558
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 0.91% (A), 12/15/2048	1,572,502	10,873
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 0.62% (A), 05/25/2035	30,696	30,991
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	1,000,000	1,078,535
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1,
2.75% (A), 07/25/2059 (B)	592,888	603,769
Series 2020-RPL1, Class A1,
2.75% (A), 11/25/2059 (B)	331,995	337,476
NYO Commercial Mortgage Trust Series 2021-1290, Class A, 1-Month LIBOR + 1.10%, 1.21% (A), 11/15/2038 (B)	700,000	696,190
Structured Adjustable Rate Mortgage Loan Trust Series 2005-4, Class 6A1, 1-Month LIBOR + 0.24%, 0.34% (A), 03/25/2035	303,299	298,962
Towd Point Mortgage Funding Series 2019-GR4A, Class A1, 3-Month GBP LIBOR + 1.03%, 1.24% (A), 10/20/2051	GBP 1,129,310	1,538,443
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (A), 10/25/2059 (B)	$ 232,852	237,331
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.28% (A), 06/10/2059 (C)	GBP 468,933	624,179
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 0.83% (A), 06/10/2059 (C)	106,837	141,918
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 0.43% (A), 06/10/2059 (C)	128,090	168,805
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 0.63% (A), 06/10/2059 (C)	100,519	132,970

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 1-COFI + 1.50%, 1.73% (A), 08/25/2046	$ 542,842	$ 532,429
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	1,500,000	1,596,050

Total Mortgage-Backed Securities (Cost $17,505,592)		17,969,038

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.5%
California - 0.2%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	298,921
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	317,414
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	473,480

		1,089,815

New Jersey - 0.1%
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 2.55%, 06/15/2023	370,000	378,431

New York - 0.1%
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	500,000	493,045

Texas - 0.1%
Texas Transportation Commission State Highway Fund, Revenue Bonds, 4.00%, 10/01/2033	600,000	717,178

Utah - 0.0% (I)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 0.85% (A), 12/26/2031	32,218	32,300

Wisconsin - 0.0% (I)
State of Wisconsin, Revenue Bonds, Series A, 2.10%, 05/01/2026	240,000	245,807

Total Municipal Government Obligations (Cost $2,791,604)		2,956,576

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.2%
Export-Import Bank of the US 1.58%, 11/16/2024	53,879	54,329
Federal Home Loan Mortgage Corp. 4.50%, 08/01/2048	624,828	681,807
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.21% (A), 04/25/2028	1,700,000	1,849,325

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 0.44% (A), 01/15/2038	$ 658,828	$ 660,051
1-Month LIBOR + 0.40%, 0.51% (A), 02/15/2041 - 09/15/2045	587,206	594,526
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.89% (A), 01/15/2038	658,828	39,076
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 5.89%, 5.78% (A), 09/15/2043	731,138	124,210
Federal National Mortgage Association
3.50%, 06/01/2045	83,132	88,834
3.79%, 01/01/2029	800,000	869,667
4.00%, 09/01/2050	2,271,676	2,413,898
4.50%, 04/01/2028 - 10/01/2041	197,966	217,377
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 0.65% (A), 02/25/2041	97,172	97,538
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	342,741	21,710
Government National Mortgage Association 1-Month LIBOR + 0.80%, 0.88% (A), 05/20/2066 - 06/20/2066	2,762,645	2,796,099
Uniform Mortgage-Backed Security
1.50%, TBA (M)	700,000	702,188
3.00%, TBA (M)	5,800,000	6,003,056
4.00%, TBA (M)	5,000,000	5,316,602

Total U.S. Government Agency Obligations (Cost $22,483,453)		22,530,293

U.S. GOVERNMENT OBLIGATIONS - 12.2%
U.S. Treasury - 12.2%
U.S. Treasury Bond
1.13%, 05/15/2040 (N)	5,060,000	4,449,044
1.38%, 11/15/2040 (N)	9,750,000	8,914,014
1.75%, 08/15/2041	13,800,000	13,422,656
1.88%, 02/15/2041 (N)	7,700,000	7,645,558
2.00%, 11/15/2041	6,900,000	7,001,344
2.25%, 05/15/2041 (N)	1,300,000	1,369,672
2.25%, 08/15/2049 (N) (O)	420,000	451,451
2.88%, 11/15/2046 (N)	1,598,000	1,897,313
3.00%, 11/15/2045	70,000	84,405
3.00%, 02/15/2048 (E) (N)	2,350,000	2,879,576
3.00%, 08/15/2048 (N)	1,070,000	1,314,512
3.13%, 11/15/2041 - 05/15/2048 (N)	5,830,000	7,151,033
4.38%, 05/15/2041 (N)	4,500,000	6,357,129
U.S. Treasury Bond, Principal Only STRIPS Zero Coupon, 05/15/2050	3,000,000	1,737,021

Total U.S. Government Obligations (Cost $61,566,865)		64,674,728

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 0.1%
Federal Home Loan Bank Discount Notes 0.04% (P), 02/02/2022	$ 400,000	$ 399,994

Total Short-Term U.S. Government Agency Obligation (Cost $399,986)		399,994

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 46.5%
U.S. Cash Management Bill
0.06% (P), 03/22/2022 (E)	11,200,000	11,198,350
0.06% (P), 03/22/2022	11,900,000	11,898,247
0.07% (P), 03/29/2022 (O)	3,100,000	3,099,543
0.10% (P), 04/26/2022	3,300,000	3,299,223
U.S. Treasury Bill
0.01% (P), 02/10/2022	4,600,000	4,599,842
0.03% (P), 02/22/2022	4,100,000	4,099,900
0.04% (P), 01/18/2022 - 01/25/2022	12,200,000	12,199,882
0.04% (P), 01/04/2022 (E)	57,000	57,000
0.04% (P), 01/13/2022 (O)	2,500,000	2,499,990
0.05% (P), 01/20/2022 - 03/31/2022	109,000,000	108,993,517
0.05% (P), 01/27/2022 - 04/14/2022 (O)	13,900,000	13,898,582
0.05% (P), 03/17/2022 (E)	25,300,000	25,297,166
0.06% (P), 03/10/2022 - 03/17/2022	23,500,000	23,498,005
0.07% (P), 04/28/2022	23,000,000	22,994,398

Total Short-Term U.S. Government Obligations (Cost $247,632,486)		247,633,645

	Shares	Value
OTHER INVESTMENT COMPANY - 1.8%
Securities Lending Collateral - 1.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (P)	9,508,095	9,508,095

Total Other Investment Company (Cost $9,508,095)		9,508,095

	Principal	Value
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp., 0.00% (P), dated 12/31/2021, to be repurchased at $13,569,440 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $13,840,930.	$ 13,569,440	13,569,440

Total Repurchase Agreement (Cost $13,569,440)		13,569,440

Total Investments Excluding Options Purchased (Cost $520,442,839)		530,159,803
Total Options Purchased - 1.6% (Cost $10,485,720)		8,293,480

Total Investments (Cost $530,928,559)		538,453,283
Net Other Assets (Liabilities) - (1.2)%		(6,429,121)

Net Assets - 100.0%		$ 532,024,162

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	3,925.00	12/16/2022	USD	254,037,394	533	$10,485,720	$8,293,480

OVER-THE-COUNTER CREDIT DEFAULT SWAPTIONS WRITTEN:

Description	Counterparty	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - North America High Yield Index - Series 36	DUB	Pay	1.02%	01/19/2022	USD	1,800,000	$(8,820)	$(484)
Put - North America Investment Grade Index - Series 37	GSI	Pay	0.85	04/20/2022	USD	1,900,000	(2,090)	(1,340)
Put - North America Investment Grade Index - Series 37	JPM	Pay	0.95	04/20/2022	USD	1,600,000	(2,040)	(861)
Put - North America Investment Grade Index - Series 37	MSC	Pay	0.80	01/19/2022	USD	2,100,000	(2,677)	(84)
Put - North America Investment Grade Index - Series 37	BOA	Pay	0.80	02/16/2022	USD	700,000	(809)	(148)
Put - North America Investment Grade Index - Series 37	JPM	Pay	0.90	04/20/2022	USD	800,000	(1,208)	(491)
Put - North America Investment Grade Index - Series 37	MSC	Pay	0.95	04/20/2022	USD	1,500,000	(1,913)	(807)

Total							$(19,557)	$(4,215)

							Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS							$(19,557)	$(4,215)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (Q)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021 (R)	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
AT&T Inc., 3.80%, 02/15/2027	1.00%	Quarterly	12/20/2025	0.54%	USD	300,000	$ 5,488	$ 3,255	$ 2,233
AT&T Inc., 3.80%, 02/15/2027	1.00	Quarterly	06/20/2026	0.62	USD	500,000	8,726	6,481	2,245
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	12/20/2026	0.67	USD	300,000	4,762	3,996	766
General Motors Co., 4.88%, 10/02/2023	5.00	Quarterly	12/20/2026	0.97	USD	300,000	57,903	56,596	1,307
Morgan Stanley, 3.75%, 02/25/2023	1.00	Quarterly	12/20/2022	0.32	USD	400,000	2,807	2,654	153

Total							$ 79,686	$ 72,982	$ 6,704

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Credit Default Swap Agreements on Credit Indices - Sell Protection (Q)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 36	1.00%	Quarterly	12/20/2026	USD	900,000	$(35,882)	$(30,843)	$(5,039)
North America High Yield Index - Series 37	5.00	Quarterly	12/20/2026	USD	1,300,000	120,991	115,341	5,650
North America Investment Grade Index - Series 36	1.00	Quarterly	06/20/2026	USD	1,000,000	24,630	22,803	1,827
North America Investment Grade Index - Series 37	1.00	Quarterly	12/20/2026	USD	17,400,000	428,498	396,385	32,113

Total						$538,237	$503,686	$34,551

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	500,000	$(5,537)	$3	$(5,540)
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	1,900,000	(20,276)	1,230	(21,506)
3-Month USD-LIBOR	Pay	1.44	Semi-Annually/Quarterly	07/21/2031	USD	2,900,000	9,984	—	9,984
3-Month USD-LIBOR	Pay	1.45	Semi-Annually/Quarterly	07/16/2031	USD	2,400,000	6,846	—	6,846
3-Month USD-LIBOR	Pay	1.47	Semi-Annually/Quarterly	07/15/2031	USD	2,700,000	3,658	—	3,658
3-Month USD-LIBOR	Pay	1.49	Semi-Annually/Quarterly	06/23/2031	USD	1,900,000	10,777	—	10,777
3-Month USD-LIBOR	Pay	2.00	Semi-Annually/Quarterly	12/15/2051	USD	2,000,000	(140,228)	(64,595)	(75,633)
6-Month EUR-EURIBOR	Receive	0.25	Semi-Annually/Annually	03/16/2032	EUR	4,600,000	(42,308)	85,955	(128,263)
12-Month USD -SOFR	Pay	1.75	Annually	12/15/2051	USD	2,200,000	(170,590)	(92,652)	(77,938)

Total							$(347,674)	$(70,059)	$(277,615)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (Q)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021 (R)	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Colombia Government International Bond, 10.38%, 01/28/2033	JPM	1.00%	Quarterly	12/20/2026	2.03%	USD	400,000	$ (19,065)	$ (10,316)	$ (8,749)
Republic of South Africa Government International Bond, 5.88%, 09/16/2025	GSI	1.00	Quarterly	12/20/2026	2.02	USD	600,000	(28,502)	(28,562)	60

Total								$ (47,567)	$ (38,878)	$ (8,689)

Credit Default Swap Agreements on Credit Indices - Sell Protection (Q)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	3,200,000	$22,212	$(127,204)	$149,416
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	1,698,817	13,759	(93,461)	107,220

Total							$35,971	$(220,665)	$256,636

Value
OTC Swap Agreements, at value (Assets)	$35,971
OTC Swap Agreements, at value (Liabilities)	$(47,567)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	67	03/31/2022	$14,646,391	$14,617,516	$—	$(28,875)
5-Year U.S. Treasury Note	22	03/31/2022	2,667,510	2,661,484	—	(6,026)
10-Year U.S. Treasury Note	186	03/22/2022	24,141,025	24,267,188	126,163	—
30-Year U.S. Treasury Bond	116	03/22/2022	18,421,972	18,610,750	188,778	—
E-Mini Russell 2000® Index	237	03/18/2022	26,120,254	26,577,180	456,926	—
Euro-BTP Italy Government Bond	29	03/08/2022	4,921,299	4,853,754	—	(67,545)
MSCI EAFE Index	458	03/18/2022	52,101,142	53,169,220	1,068,078	—
S&P 500® E-Mini Index	994	03/18/2022	232,801,852	236,497,450	3,695,598	—
U.S. Treasury Ultra Bond	6	03/22/2022	1,166,212	1,182,750	16,538	—

Total					$5,552,081	$(102,446)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Ultra Note	(15)	03/22/2022	$(2,202,667)	$(2,196,563)	$6,104	$—
Euro OAT	(33)	03/08/2022	(6,213,667)	(6,129,625)	84,042	—
German Euro Bund	(52)	03/08/2022	(10,299,903)	(10,145,443)	154,460	—

Total					$244,606	$—

Total Futures Contracts					$5,796,687	$(102,446)

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	`Unrealized Depreciation
BNP	01/05/2022	USD	3,085,239	GBP	2,330,000	$—	$(68,499)
BNP	01/12/2022	MXN	84,000	USD	4,102	—	(8)
BNP	01/24/2022	RUB	710,616	USD	9,702	—	(291)
BOA	01/12/2022	USD	4,035	MXN	84,000	—	(59)
BOA	03/04/2022	MXN	84,000	USD	3,997	60	—
CITI	01/04/2022	USD	2,202,454	EUR	1,942,000	—	(8,684)
CITI	03/25/2022	USD	1,599,870	PEN	5,892,641	130,551	—
CITI	04/01/2022	USD	14,850	DKK	94,015	428	—
CSS	01/04/2022	USD	5,059	BRL	28,230	—	(5)
CSS	01/04/2022	BRL	28,230	USD	4,961	103	—
CSS	02/02/2022	USD	4,928	BRL	28,230	—	(101)
DUB	02/18/2022	RUB	6,911,006	USD	92,324	—	(1,276)
GSB	01/04/2022	USD	4,998	BRL	28,230	—	(66)
GSB	01/04/2022	BRL	28,230	USD	5,059	5	—
GSB	01/24/2022	RUB	12,817,267	USD	176,820	—	(7,072)
HSBC	04/01/2022	USD	15,594	DKK	100,000	254	—
MSC	04/01/2022	USD	133,477	DKK	846,641	3,606	—

Total						$135,007	$(86,061)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (U)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (V)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$24,106,180	$—	$24,106,180
Corporate Debt Securities	—	117,393,800	—	117,393,800
Foreign Government Obligations	—	8,243,234	—	8,243,234
Loan Assignments	—	298,122	876,658	1,174,780
Mortgage-Backed Securities	—	17,969,038	—	17,969,038
Municipal Government Obligations	—	2,956,576	—	2,956,576
U.S. Government Agency Obligations	—	22,530,293	—	22,530,293
U.S. Government Obligations	—	64,674,728	—	64,674,728
Short-Term U.S. Government Agency Obligation	—	399,994	—	399,994
Short-Term U.S. Government Obligations	—	247,633,645	—	247,633,645
Other Investment Company	9,508,095	—	—	9,508,095
Repurchase Agreement	—	13,569,440	—	13,569,440
Exchange-Traded Options Purchased	8,293,480	—	—	8,293,480

Total Investments	$17,801,575	$519,775,050	$876,658	$538,453,283

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$653,805	$—	$653,805
Centrally Cleared Interest Rate Swap Agreements	—	31,265	—	31,265
Over-the-Counter Credit Default Swap Agreements	—	35,971	—	35,971
Futures Contracts (W)	5,796,687	—	—	5,796,687
Forward Foreign Currency Contracts (W)	—	135,007	—	135,007

Total Other Financial Instruments	$5,796,687	$856,048	$—	$6,652,735

LIABILITIES
Other Financial Instruments
Over-the-Counter Credit Default Swaptions Written	$—	$(4,215)	$—	$(4,215)
Centrally Cleared Credit Default Swap Agreements	—	(35,882)	—	(35,882)
Centrally Cleared Interest Rate Swap Agreements	—	(378,939)	—	(378,939)
Over-the-Counter Credit Default Swap Agreements	—	(47,567)	—	(47,567)
Futures Contracts (W)	(102,446)	—	—	(102,446)
Forward Foreign Currency Contracts (W)	—	(86,061)	—	(86,061)

Total Other Financial Instruments	$(102,446)	$(552,664)	$—	$(655,110)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $71,393,568, representing 13.4% of the Portfolio’s net assets.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2021, the total value of Regulation S securities is $4,390,132, representing 0.8% of the Portfolio’s net assets.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,576,619, collateralized by cash collateral of $9,508,095 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $3,324,163. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of December 31, 2021; the maturity dates disclosed are the ultimate maturity dates.
(G)	Restricted security. At December 31, 2021, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Deutsche Bank AG 3.04%, 05/28/2032	05/25/2021 - 06/21/2021	$503,936	$504,384	0.1%

(H)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2021, the total value of such securities is $663,027, representing 0.1% of the Portfolio’s net assets.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Security is Level 3 of the fair value hierarchy.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2021, the total value of securities is $1,798,266, representing 0.3% of the Portfolio’s net assets.
(L)	Fixed rate loan commitment at December 31, 2021.
(M)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(N)	Securities are subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2021 was $5,014,073 at a weighted average interest rate of (0.01)%.
(O)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $16,349,454.
(P)	Rates disclosed reflect the yields at December 31, 2021.
(Q)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(R)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(S)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(T)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(U)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(V)	Level 3 securities were not considered significant to the Portfolio.
(W)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
CSS	Credit Suisse Securities (USA) LLC
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co.

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
COFI	11th District Monthly Weighted Average Cost of Funds Index
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $517,359,119) (including securities loaned of $12,576,619)	$524,883,843
Repurchase agreement, at value (cost $13,569,440)	13,569,440
Cash	1,329
Cash collateral pledged at broker for:
Centrally cleared swap agreements	1,938,000
Futures contracts	394,000
OTC swap agreements, at value	35,971
Foreign currency, at value (cost $621,232)	621,950
Receivables and other assets:
Investments sold	11,915,302
When-issued, delayed-delivery, forward and TBA commitments sold	24,612,320
Net income from securities lending	2,743
Shares of beneficial interest sold	10,107
Interest	1,428,565
Variation margin receivable on centrally cleared swap agreements	63,464
Unrealized appreciation on forward foreign currency contracts	135,007

Total assets	579,612,041

Liabilities:
Cash collateral received upon return of:
Securities on loan	9,508,095
Written options and swaptions, at value (premium received $19,557)	4,215
OTC swap agreements, at value	47,567
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	36,721,830
Shares of beneficial interest redeemed	123,264
Investment management fees	364,466
Distribution and service fees	111,825
Transfer agent costs	1,194
Trustees, CCO and deferred compensation fees	5,842
Audit and tax fees	35,656
Custody fees	42,119
Legal fees	2,727
Printing and shareholder reports fees	81,701
Other accrued expenses	10,192
Variation margin payable on futures contracts	441,125
Unrealized depreciation on forward foreign currency contracts	86,061

Total liabilities	47,587,879

Net assets	$532,024,162

Net assets consist of:
Capital stock ($0.01 par value)	$440,310
Additional paid-in capital	486,081,028
Total distributable earnings (accumulated losses)	45,502,824

Net assets	$532,024,162

Net assets by class:
Initial Class	$6,616,291
Service Class	525,407,871

Shares outstanding:
Initial Class	537,298
Service Class	43,493,719

Net asset value and offering price per share:
Initial Class	$12.31
Service Class	12.08

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Interest income	$8,162,950
Net income from securities lending	32,163

Total investment income	8,195,113

Expenses:
Investment management fees	4,491,732
Distribution and service fees:
Service Class	1,379,508
Transfer agent costs	7,571
Trustees, CCO and deferred compensation fees	22,250
Audit and tax fees	49,566
Custody fees	103,511
Legal fees	32,208
Printing and shareholder reports fees	59,136
Other	37,304

Total expenses	6,182,786

Net investment income (loss)	2,012,327

Net realized gain (loss) on:
Investments	(11,461,282)
Written options and swaptions	86,579
Swap agreements	(6,419)
Futures contracts	63,904,698
Forward foreign currency contracts	146,305
Foreign currency transactions	(8,449)
TBA commitments	(26,613)

Net realized gain (loss)	52,634,819

Net change in unrealized appreciation (depreciation) on:
Investments	(19,760,494)
Written options and swaptions	14,499
Swap agreements	(104,743)
Futures contracts	(351,302)
Forward foreign currency contracts	6,562
Translation of assets and liabilities denominated in foreign currencies	(13,238)

Net change in unrealized appreciation (depreciation)	(20,208,716)

Net realized and change in unrealized gain (loss)	32,426,103

Net increase (decrease) in net assets resulting from operations	$34,438,430

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$2,012,327	$10,759
Net realized gain (loss)	52,634,819	37,671,980
Net change in unrealized appreciation (depreciation)	(20,208,716)	10,576,303

Net increase (decrease) in net assets resulting from operations	34,438,430	48,259,042

Dividends and/or distributions to shareholders:
Initial Class	(493,953)	(597,657)
Service Class	(41,522,906)	(54,116,925)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(42,016,859)	(54,714,582)

Capital share transactions:
Proceeds from shares sold:
Initial Class	419,004	426,227
Service Class	3,504,765	16,233,781

	3,923,769	16,660,008

Dividends and/or distributions reinvested:
Initial Class	493,953	597,657
Service Class	41,522,906	54,116,925

	42,016,859	54,714,582

Cost of shares redeemed:
Initial Class	(533,257)	(1,031,223)
Service Class	(85,479,139)	(74,348,307)

	(86,012,396)	(75,379,530)

Net increase (decrease) in net assets resulting from capital share transactions	(40,071,768)	(4,004,940)

Net increase (decrease) in net assets	(47,650,197)	(10,460,480)

Net assets:
Beginning of year	579,674,359	590,134,839

End of year	$532,024,162	$579,674,359

Capital share transactions - shares:
Shares issued:
Initial Class	33,431	34,616
Service Class	285,434	1,310,130

	318,865	1,344,746

Shares reinvested:
Initial Class	40,257	50,223
Service Class	3,445,884	4,613,549

	3,486,141	4,663,772

Shares redeemed:
Initial Class	(42,772)	(84,448)
Service Class	(6,950,744)	(6,115,185)

	(6,993,516)	(6,199,633)

Net increase (decrease) in shares outstanding:
Initial Class	30,916	391
Service Class	(3,219,426)	(191,506)

	(3,188,510)	(191,115)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$12.46	$12.62	$10.57	$12.67	$11.91

Investment operations:
Net investment income (loss) (A)	0.08	0.03	0.23	0.23	0.16
Net realized and unrealized gain (loss)	0.74	1.07	1.87	(0.98)	1.28

Total investment operations	0.82	1.10	2.10	(0.75)	1.44

Dividends and/or distributions to shareholders:
Net investment income	—	(0.45)	(0.05)	(0.43)	(0.07)
Net realized gains	(0.97)	(0.81)	—	(0.92)	(0.61)

Total dividends and/or distributions to shareholders	(0.97)	(1.26)	(0.05)	(1.35)	(0.68)

Net asset value, end of year	$12.31	$12.46	$12.62	$10.57	$12.67

Total return	6.62%	9.18%	19.90%	(6.75)%	12.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,616	$6,311	$6,386	$5,850	$6,772
Expenses to average net assets	0.86%	0.86%	0.91%	0.92%	0.93%
Net investment income (loss) to average net assets	0.60%	0.25%	1.96%	1.88%	1.31%
Portfolio turnover rate (B)	38%	59%	50%	50%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$12.27	$12.45		$10.42	$12.51	$11.76

Investment operations:
Net investment income (loss) (A)	0.04	(0.00	)(B)	0.20	0.19	0.13
Net realized and unrealized gain (loss)	0.74	1.05		1.85	(0.96)	1.27

Total investment operations	0.78	1.05		2.05	(0.77)	1.40

Dividends and/or distributions to shareholders:
Net investment income	—	(0.42)		(0.02)	(0.40)	(0.04)
Net realized gains	(0.97)	(0.81)		—	(0.92)	(0.61)

Total dividends and/or distributions to shareholders	(0.97)	(1.23)		(0.02)	(1.32)	(0.65)

Net asset value, end of year	$12.08	$12.27		$12.45	$10.42	$12.51

Total return	6.39%	8.86%		19.68%	(6.94)%	12.04%

Ratio and supplemental data:
Net assets end of year (000’s)	$525,408	$573,363		$583,749	$549,444	$669,140
Expenses to average net assets	1.11%	1.11%		1.16%	1.17%	1.18%
Net investment income (loss) to average net assets	0.36%	(0.00	)%(D)	1.71%	1.63%	1.06%
Portfolio turnover rate (C)	38%	59%		50%	50%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Excludes sale-buyback transactions.
(D)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical—Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2021. Open funded loan participations and assignments at December 31, 2021, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2021, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2021, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2021, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2021, the Portfolio’s average borrowings are as follows:

Average Daily Borrowings	Weighted Average Interest Rate
$ 49,574,725	0.08%

Open reverse repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2021, the Portfolio earned price drop fee income of $98,383. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2021, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$9,508,095	$—	$—	$—	$9,508,095
Total Borrowings	$9,508,095	$—	$—	$—	$9,508,095

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2021, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2021, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2021, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$8,293,480	$—	$—	$8,293,480
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	31,265	—	—	653,805	—	685,070
OTC swaps:
OTC swap agreements, at value	—	—	—	35,971	—	35,971
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	576,085	—	5,220,602	—	—	5,796,687
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	135,007	—	—	—	135,007
Total	$607,350	$135,007	$13,514,082	$689,776	$—	$14,946,215

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value (A)	$—	$—	$—	$(4,215)	$—	$(4,215)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(378,939)	—	—	(35,882)	—	(414,821)
OTC swaps:
OTC swap agreements, at value	—	—	—	(47,567)	—	(47,567)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(102,446)	—	—	—	—	(102,446)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(86,061)	—	—	—	(86,061)
Total	$(481,385)	$(86,061)	$—	$(87,664)	$—	$(655,110)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$78,400	$—	$(12,090,673)	$—	$—	$(12,012,273)
Written options and swaptions	86,579	—	—	—	—	86,579
Swap agreements	203,015	—	—	(209,434)	—	(6,419)
Futures contracts	6,561,119	—	57,343,579	—	—	63,904,698
Forward foreign currency contracts	—	146,305	—	—	—	146,305
Total	$6,929,113	$146,305	$45,252,906	$(209,434)	$—	$52,118,890

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(1,715,457)	$—	$—	$(1,715,457)
Written options and swaptions	15,342	—	—	(843)	—	14,499
Swap agreements	(318,942)	—	—	214,199	—	(104,743)
Futures contracts	(232,258)	—	(119,044)	—	—	(351,302)
Forward foreign currency contracts	—	6,562	—	—	—	6,562
Total	$(535,858)	$6,562	$(1,834,501)	$213,356	$—	$(2,150,441)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Options:
Average value of option contracts purchased	$6,105,211
Average notional value of swaption contracts purchased	615,385
Average value of option contracts written	(13,257)
Average notional value of swaption contracts written	(3,661,539)
Credit default swaps:
Average notional value – buy protection	8,846,154
Average notional value – sell protection	14,791,783
Interest rate swaps:
Average notional value – pays fixed rate	6,645,735
Average notional value – receives fixed rate	7,520,704
Futures contracts:
Average notional value of contracts – long	332,424,611
Average notional value of contracts – short	(48,190,688)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	6,480,888
Average contract amounts sold – in USD	12,111,510

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$60	$(60)	$—	$—	$207	$(60)	$—	$147
BNP Paribas	—	—	—	—	68,798	—	—	68,798
Citibank, N.A.	130,979	(8,684)	—	122,295	8,684	(8,684)	—	—
Deutsche Bank AG	—	—	—	—	1,760	—	—	1,760
Goldman Sachs Bank	5	(5)	—	—	7,138	(5)	—	7,133
Goldman Sachs International	35,971	(29,842)	—	6,129	29,842	(29,842)	—	—
HSBC Bank USA	254	—	—	254	—	—	—	—
JPMorgan Chase Bank, N.A.	—	—	—	—	20,417	—	—	20,417
Morgan Stanley & Co., Inc.	3,606	(891)	—	2,715	891	(891)	—	—
Other Derivatives (C)	14,775,340	—	—	14,775,340	517,373	—	—	517,373

Total	$14,946,215	$(39,482)	$—	$14,906,733	$655,110	$(39,482)	$—	$615,628

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance depends on the Portfolio’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS (continued)

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instrument in which the Portfolio invests, and financial markets generally.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.81%
Over $250 million up to $750 million	0.80
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.91%	May 1, 2022
Service Class	1.16	May 1, 2022
Prior to May 1, 2021
Initial Class	0.95
Service Class	1.20

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 47,519,912	$ 158,684,505	$ 84,993,970	$ 34,136,610

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, futures contracts mark-to-market, option contracts mark-to-market, defaulted bond income accruals, swaps, straddle loss deferrals, premium amortization accruals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 533,510,525	$ 11,197,320	$ (6,332,318)	$ 4,865,002

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 28,283,655	$ 13,733,204	$ —	$ 42,806,029	$ 11,908,553	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 18,269,035	$ 23,621,877	$ —	$ —	$ (1,253,152)	$ 4,865,064

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

11. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect ASU 2021-01 to have a material impact on the financial statements.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $13,733,204 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

MARKET ENVIRONMENT

As markets digested longer-than-expected COVID-19 restrictions and higher-than-expected inflation, we saw divergent asset class returns. Unlike in recent years when most asset classes moved together in one direction, we saw some clear winners and losers in terms of performance for 2021. Oil and developed market equities saw highly positive returns for example, while sovereign bonds and emerging markets tended to post negative returns for the year.

In the first quarter of 2021, global economic data continued to improve in most regions. The U.S. was a notable standout as consumer sentiment rose, the labor market improved, and manufacturing rebounded strongly – driven by an uptick in demand and a pickup in hiring. In the second quarter, inflation ticked up globally, while U.S. inflation experienced a faster-than-expected acceleration, driven mainly by higher prices of used autos and COVID-19 sensitive services. Vaccinations continued to advance globally, although the spread of new variants underscored a key risk for the economic recovery – particularly in countries where vaccination rates remained low.

The global economic recovery continued at a slower pace but remained uneven across sectors in the third quarter. Over the quarter, an uptick in COVID-19 delta variant cases slowed U.S. services activity and dented job growth in the leisure and hospitality industries. Meanwhile, similar COVID-19 outbreaks in emerging markets prolonged supply chain bottlenecks, particularly in the auto industry. Production disruptions following Hurricane Ida also exacerbated logistics, contributing to elevated inflation in the U.S. Developed market yield moves were mixed. Global equities were also mixed – in particular, the S&P 500® Index hit multiple all-time highs through the first half of the third quarter, driven by strong corporate earnings and solid economic activity, before ending the quarter about flat.

The global economic recovery continued in the fourth quarter, though momentum slowed alongside the spread of the Omicron variant. Equities broadly gained over the quarter despite volatility related to elevated inflation risks, rising COVID-19 Omicron variant cases, and shifting central bank expectations. The latter contributed to rising front-end interest rates, which in turn spurred yield curve flattening. Within economies, growth remained varied across sectors given differing impacts of rising COVID-19 cases, supply chain disruptions, and higher energy prices. In response to inflationary pressure, central banks shifted policy focus toward normalization.

PERFORMANCE

For the year ended December 31, 2021, Transamerica PIMCO Tactical – Conservative VP, Initial Class returned 4.43%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Conservative VP Blended Benchmark, returned 28.71% and 6.75%, respectively.

STRATEGY REVIEW

Although sentiment began to stabilize over the fiscal year ended December 31, 2021, the Portfolio dynamically adjusted its equity exposure, facilitated through the use of equity futures, in response to spikes in volatility. The Portfolio entered 2021 underweight equity, as the VIX Index remained elevated after a volatile market environment in 2020. The Portfolio quickly de-risked further in late January and early February in response to the uptick in volatility driven by threats to growth posed by the ongoing health crisis. While the Portfolio reached maximum equity exposure during the Summer and into the Fall, it quickly derisked again in November in response to a spike in the VIX Index prompted by the emergence of the new Omicron variant. The Portfolio ended the year overweight as sentiment steadied amidst the economic and public health uncertainty. Dynamic equity adjustments detracted from relative performance for the Portfolio as equity markets rallied despite bouts of volatility throughout the year. Additionally, downside risk mitigation strategies, obtained via S&P 500® put option contracts, were a drag on performance. Consistent with managing downside risk, the S&P 500® put option contracts were adequately sized to cover the equity exposure in the Portfolio.

The Portfolio’s fixed income allocations contributed to performance over the year. U.S. duration and yield curve positioning, partially facilitated through the use of futures, interest rate swaps, swaptions, and options, was neutral for performance over the year. Outside the U.S., short exposure to the U.K. offset detractions from modest exposure to select emerging market interest rates, particularly in Peru. Non-U.S. duration strategies were also partially implemented using interest rate swaps. Within a diversified set of spread sectors, exposure to non-agency mortgage-backed securities, selection within investment-grade corporate credit, and modest allocations to high-yield corporate credit, which was partially facilitated through the use of credit default swaps and swaptions, added as high-yield corporate credit spreads tightened.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

STRATEGY REVIEW (continued)

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Mike Cudzil

Yang Lu

Mohit Mittal

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	39.3%
Corporate Debt Securities	28.0
U.S. Government Obligations	15.2
Asset-Backed Securities	5.4
U.S. Government Agency Obligations	4.9
Mortgage-Backed Securities	3.8
Foreign Government Obligations	1.8
Repurchase Agreement	1.7
Exchange-Traded Options Purchased	1.1
Municipal Government Obligations	0.9
Other Investment Company	0.3
Loan Assignments	0.3
Net Other Assets (Liabilities) ^	(2.7)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	8.39
Duration †	5.38

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	4.43%	7.38%	5.89%	05/01/2009
S&P 500® (A)	28.71%	18.47%	16.55%
Transamerica PIMCO Tactical - Conservative VP Blended Benchmark (A) (B) (C) (D) (E) (F)	6.75%	8.97%	7.76%
Service Class	4.21%	7.11%	5.63%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Conservative VP Blended Benchmark is composed of the following benchmarks: 52% Bloomberg US Government/Credit Index, 25% S&P 500®, 13% Bloomberg Long Government Credit Index, 5% MSCI EAFE Index and 5% Russell 2000® Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 52% Bloomberg Barclays US Government/Credit Index, 25% S&P 500®, 13% Bloomberg Barclays Long Government/Credit Index, 5% MSCI EAFE Index and 5% Russell 2000® Index.

(C) The Bloomberg US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The Bloomberg Long Government Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Derivatives involve special risks and costs and may result in losses to the Portfolio. Using derivatives exposes the Portfolio to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk and credit risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,024.60	$4.44	$1,020.80	$4.43	0.87%
Service Class	1,000.00	1,023.00	5.66	1,019.60	5.65	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 5.4%
AMMC CLO 16 Ltd. Series 2015-16A, Class AR2, 3-Month LIBOR + 0.98%, 1.11% (A), 04/14/2029 (B)	$242,524	$242,523
AMMC CLO XII Ltd. Series 2013-12A, Class AR2, 3-Month LIBOR + 0.95%, 1.10% (A), 11/10/2030 (B)	1,100,000	1,099,213
Anchorage Capital CLO 6 Ltd. Series 2015-6A, Class ARR, 3-Month LIBOR + 1.05%, 1.17% (A), 07/15/2030 (B)	200,000	200,010
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL2, Class A, 1-Month LIBOR + 1.10%, 1.21% (A), 05/15/2036 (B)	300,000	299,437
Ares XL CLO Ltd. Series 2016-40A, Class A1RR, 3-Month LIBOR + 0.87%, 0.99% (A), 01/15/2029 (B)	400,000	400,004
Bear Stearns Asset-Backed Securities Trust Series 2005-SD1, Class 2M2, 1-Month LIBOR + 1.20%, 1.30% (A), 01/25/2045	128,550	129,280
Birch Grove CLO Ltd. Series 19A, Class AR, 3-Month LIBOR + 1.13%, 1.33% (A), 06/15/2031 (B)	700,000	698,809
CIFC Funding Ltd. Series 2017-4A, Class A1R, 3-Month LIBOR + 0.95%, 1.07% (A), 10/24/2030 (B)	400,000	400,012
Encore Credit Receivables Trust Series 2005-1, Class M1, 1-Month LIBOR + 0.66%, 0.76% (A), 07/25/2035	81,864	83,035
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 1.17% (A), 06/25/2035	282,602	282,709
Gallatin CLO IX Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 1.18% (A), 01/21/2028 (B)	205,842	205,846
HERA Commercial Mortgage Ltd. Series 2021-FL1, Class A, 1-Month LIBOR + 1.05%, 1.15% (A), 02/18/2038 (B)	400,000	399,759
Home Equity Asset Trust Series 2005-4, Class M6, 1-Month LIBOR + 1.08%, 1.17% (A), 10/25/2035	300,000	299,175
JPMorgan Mortgage Acquisition Trust Series 2007-CH5, Class A5, 1-Month LIBOR + 0.26%, 0.36% (A), 06/25/2037	320,459	318,523

	Principal	Value
ASSET-BACKED SECURITIES (continued)
KKR CLO 9 Ltd. Series 9, Class AR2, 3-Month LIBOR + 0.95%, 1.07% (A), 07/15/2030 (B)	$ 250,000	$ 250,001
LCM XIII LP 3-Month LIBOR + 0.87%, 1.09% (A), 07/19/2027 (B)	300,000	299,747
LCM XV LP Series 15A, Class AR2, 3-Month LIBOR + 1.00%, 1.13% (A), 07/20/2030 (B)	300,000	300,003
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1, 3.75% (A), 04/25/2059 (B)	395,482	396,816
LFT CRE Ltd. Series 2021-FL1, Class A, 1-Month LIBOR + 1.17%, 1.28% (A), 06/15/2039 (B)	400,000	399,763
LoanCore Issuer Ltd. Series 2019-CRE2, Class A, 1-Month LIBOR + 1.13%, 1.24% (A), 05/15/2036 (B)	188,304	188,098
Marble Point CLO X Ltd. Series 2017-1A, Class AR, 3-Month LIBOR + 1.04%, 1.16% (A), 10/15/2030 (B)	300,000	300,002
Master Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 0.93% (A), 10/25/2034	201,856	200,975
Merrill Lynch Mortgage Investors Trust Series 2004-WMC5, Class M1, 1-Month LIBOR + 0.93%, 1.03% (A), 07/25/2035	137,966	137,685
MidOcean Credit CLO II Series 2013-2A, Class ARR, 3-Month LIBOR + 1.03%, 0.00% (A), 01/29/2030 (B)	250,000	249,999
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 0.80% (A), 12/26/2031 (B)	10,412	10,455
OZLM XVI Ltd. Series 2017-16A, Class A1R, 3-Month LIBOR + 1.03%, 1.19% (A), 05/16/2030 (B)	300,000	299,999
Palmer Square Loan Funding Ltd.
Series 2018-4A, Class A1,
3-Month LIBOR + 0.90%, 1.06% (A), 11/15/2026 (B)	94,260	94,280
Series 2021-3A, Class A1,
3-Month LIBOR + 0.80%, 0.97% (A), 07/20/2029 (B)	600,000	600,000
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 1.05% (A), 11/25/2065 (B)	193,554	193,087

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
RAMP Trust Series 2005-RS6, Class M4, 1-Month LIBOR + 0.98%, 1.08% (A), 06/25/2035	$ 221,988	$ 221,987
RASC Trust Series 2007-KS2, Class AI4, 1-Month LIBOR + 0.22%, 0.32% (A), 02/25/2037	200,000	193,918
Romark CLO Ltd. Series 2017-1A, Class A1R, 3-Month LIBOR + 1.03%, 1.15% (A), 10/23/2030 (B)	400,000	399,802
Saxon Asset Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.68%, 0.78% (A), 11/25/2037	700,000	697,614
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 1.56% (A), 02/17/2032 (B)	359,291	363,505
Sound Point CLO IX Ltd. Series 2015-2A, Class ARRR, 3-Month LIBOR + 1.21%, 1.34% (A), 07/20/2032 (B)	100,000	99,961
Sound Point CLO XVI Ltd. Series 2017-2A, Class AR, 3-Month LIBOR + 0.98%, 1.10% (A), 07/25/2030 (B)	400,000	399,824
Soundview Home Loan Trust Series 2007-NS1, Class A4, 1-Month LIBOR + 0.30%, 0.40% (A), 01/25/2037	500,000	482,768
Steele Creek CLO Ltd. Series 2015-1A, Class AR2, 3-Month LIBOR + 0.90%, 1.06% (A), 05/21/2029 (B)	195,878	195,642
Stratus CLO Ltd. Series 2021-2A, Class A, 3-Month LIBOR + 0.90%, 0.00% (A), 12/28/2029 (B)	500,000	500,000
TCW CLO Ltd. Series 2018-1A, Class A1R, 3-Month LIBOR + 0.97%, 0.00% (A), 04/25/2031 (B)	200,000	200,021
Towd Point Mortgage Trust Series 2019-HY2, Class A1, 1-Month LIBOR + 1.00%, 1.10% (A), 05/25/2058 (B)	146,734	147,285
Venture 38 CLO Ltd. Series 2019-38A, Class A1R, 3-Month LIBOR + 1.16%, 0.00% (A), 07/30/2032 (B)	400,000	400,073
Venture XIV CLO Ltd. Series 2013-14A, Class ARR, 3-Month LIBOR + 1.03%, 1.21% (A), 08/28/2029 (B)	800,000	799,763
Vibrant CLO VI Ltd. Series 2017-6A, Class AR, 3-Month LIBOR + 0.95%, 1.16% (A), 06/20/2029 (B)	314,235	314,242

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Vibrant CLO VII Ltd. Series 2017-7A, Class A1R, 3-Month LIBOR + 1.04%, 1.17% (A), 09/15/2030 (B)	$ 250,000	$ 249,780

Total Asset-Backed Securities (Cost $14,563,139)		14,645,430

CORPORATE DEBT SECURITIES - 28.0%
Aerospace & Defense - 0.2%
Boeing Co. 3.63%, 02/01/2031	300,000	320,249
Spirit AeroSystems, Inc.
3.85%, 06/15/2026	200,000	204,500
3.95%, 06/15/2023	100,000	100,500

		625,249

Airlines - 1.0%
Air Canada 3.88%, 08/15/2026 (B)	300,000	306,000
American Airlines Pass-Through Trust
3.00%, 04/15/2030	308,732	306,794
3.25%, 04/15/2030	77,166	73,401
3.50%, 08/15/2033	91,872	87,868
4.00%, 01/15/2027	47,471	45,837
British Airways Pass-Through Trust
3.35%, 12/15/2030 (B)	167,934	166,945
3.80%, 03/20/2033 (B)	159,037	165,548
JetBlue Pass-Through Trust 4.00%, 05/15/2034	186,913	201,653
Southwest Airlines Co. 5.13%, 06/15/2027	200,000	228,786
Southwest Airlines Co. Pass-Through Trust 6.65%, 08/01/2022	28,131	28,260
Spirit Airlines Pass-Through Trust 4.10%, 10/01/2029	65,981	68,029
United Airlines Pass-Through Trust
2.88%, 04/07/2030	394,276	401,551
3.10%, 04/07/2030	394,276	390,144
5.88%, 04/15/2029	270,990	296,896

		2,767,712

Automobiles - 0.2%
Nissan Motor Co. Ltd. 4.35%, 09/17/2027 (B)	400,000	432,100

Banks - 5.8%
AIB Group PLC 4.75%, 10/12/2023 (B)	400,000	423,133
Banco de Credito del Peru 4.65%, 09/17/2024 (B)	PEN 1,300,000	317,875
Banco Santander SA 3.49%, 05/28/2030	$ 200,000	211,341
Bank of America Corp. Fixed until 12/20/2027, 3.42% (A), 12/20/2028	2,260,000	2,414,641
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	400,000	423,236
Barclays PLC 3.25%, 02/12/2027 (C)	GBP 400,000	571,440

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
BNP Paribas SA Fixed until 02/25/2031 (D), 4.63% (A) (B) (E)	$ 200,000	$ 200,600
Citigroup, Inc.
Fixed until 02/18/2026 (D), 3.88% (A)	900,000	900,000
4.40%, 06/10/2025	300,000	326,819
DnB Bank ASA Fixed until 09/16/2025, 1.13% (A), 09/16/2026 (B)	200,000	195,765
HSBC Holdings PLC
Fixed until 05/24/2026, 1.59% (A), 05/24/2027	300,000	293,543
Fixed until 07/24/2026, 1.75% (A), 07/24/2027	GBP 400,000	533,944
Fixed until 12/17/2030 (D), 4.60% (A)	$ 300,000	299,754
JPMorgan Chase & Co. Fixed until 11/19/2030, 1.76% (A), 11/19/2031	1,000,000	948,858
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	224,534
4.55%, 08/16/2028	1,000,000	1,138,241
Mitsubishi UFJ Financial Group, Inc. 2.05%, 07/17/2030	500,000	486,150
Mizuho Financial Group, Inc.
3-Month LIBOR + 1.00%, 1.20% (A), 09/11/2024	400,000	403,960
Fixed until 07/16/2024, 2.84% (A), 07/16/2025	400,000	414,164
Natwest Group PLC Fixed until 05/18/2028, 4.89% (A), 05/18/2029	400,000	457,843
Nykredit Realkredit AS
1.00%, 10/01/2050 (C)	DKK 100,000	14,583
1.50%, 10/01/2053 (C)	200,000	29,935
Santander Holdings USA, Inc. 3.45%, 06/02/2025	$ 400,000	419,830
Santander UK Group Holdings PLC Fixed until 03/15/2031, 2.90% (A), 03/15/2032	200,000	202,195
Societe Generale SA Fixed until 12/14/2025, 1.49% (A), 12/14/2026 (B)	200,000	194,887
Standard Chartered PLC
Fixed until 01/12/2024, 0.99% (A), 01/12/2025 (B)	200,000	197,742
Fixed until 01/14/2026, 1.46% (A), 01/14/2027 (B)	300,000	290,560
Stichting AK Rabobank Certificaten 6.50% (F), 12/29/2049 (C) (D)	EUR 420,200	657,797
Sumitomo Mitsui Financial Group, Inc.
2.13%, 07/08/2030	$ 600,000	583,537
2.14%, 09/23/2030	300,000	288,578
Truist Financial Corp. Fixed until 03/01/2030 (D), 5.10% (A)	600,000	670,500
UniCredit SpA
Fixed until 09/22/2025, 2.57% (A), 09/22/2026 (B)	350,000	349,259
6.57%, 01/14/2022 (B)	400,000	400,580

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co. Fixed until 06/17/2026, 3.20% (A), 06/17/2027	$ 300,000	$ 316,435

		15,802,259

Beverages - 0.1%
Bacardi Ltd.
4.70%, 05/15/2028 (B)	150,000	169,773
5.15%, 05/15/2038 (B)	100,000	123,778

		293,551

Biotechnology - 0.1%
Amgen, Inc. 4.40%, 05/01/2045	300,000	359,123

Building Products - 0.3%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	600,000	631,277
Standard Industries, Inc. 4.38%, 07/15/2030 (B)	300,000	306,036

		937,313

Capital Markets - 1.6%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	400,000	403,500
Brighthouse Holdings LLC 6.50% (F), 07/27/2037 (B) (D)	200,000	181,391
Charles Schwab Corp. Fixed until 06/01/2026 (D), 4.00% (A)	200,000	204,000
Credit Suisse Group AG 3.75%, 03/26/2025	900,000	955,378
Deutsche Bank AG
Fixed until 11/24/2025, 2.13% (A), 11/24/2026 (G)	200,000	199,769
Fixed until 09/18/2030, 3.55% (A), 09/18/2031	350,000	368,742
Fixed until 11/26/2024, 3.96% (A), 11/26/2025	200,000	211,237
Goldman Sachs Group, Inc. 3-Month LIBOR + 1.75%, 1.89% (A), 10/28/2027	700,000	732,631
JAB Holdings BV 2.20%, 11/23/2030 (B)	550,000	539,095
UBS Group AG 4.13%, 09/24/2025 (B)	400,000	432,058

		4,227,801

Chemicals - 0.7%
Axalta Coating Systems LLC 3.38%, 02/15/2029 (B)	200,000	193,500
Huntsman International LLC 4.50%, 05/01/2029	370,000	409,336
Sasol Financing USA LLC 5.88%, 03/27/2024	200,000	208,700
Syngenta Finance NV
3.13%, 03/28/2022	100,000	100,391
5.18%, 04/24/2028 (B)	400,000	449,396
Yara International ASA 3.15%, 06/04/2030 (B)	400,000	413,064

		1,774,387

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.1%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (B)	$ 200,000	$ 209,094

Communications Equipment - 0.1%
Motorola Solutions, Inc. 2.30%, 11/15/2030	400,000	386,859

Construction & Engineering - 0.1%
Quanta Services, Inc. 2.90%, 10/01/2030	300,000	305,396

Consumer Finance - 0.3%
Ford Motor Credit Co. LLC 4.14%, 02/15/2023	400,000	409,520
Nissan Motor Acceptance Co. LLC 2.00%, 03/09/2026 (B)	200,000	197,094
OneMain Finance Corp. 8.88%, 06/01/2025	300,000	321,000

		927,614

Containers & Packaging - 0.3%
Amcor Flexibles North America, Inc. 2.63%, 06/19/2030	300,000	301,374
Berry Global, Inc. 4.88%, 07/15/2026 (B)	500,000	517,210

		818,584

Diversified Financial Services - 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 04/03/2026 (E)	200,000	217,354
Aircastle Ltd. 2.85%, 01/26/2028 (B)	100,000	100,656
Aviation Capital Group LLC 5.50%, 12/15/2024 (B)	300,000	328,297
DAE Funding LLC
1.55%, 08/01/2024 (B)	200,000	198,500
2.63%, 03/20/2025 (B)	400,000	401,500
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust 5.13%, 11/30/2024 (B)	28,762	28,479
Helios Leasing I LLC 1.56%, 09/28/2024	49,384	49,819
Jyske Realkredit A/S 1.50%, 10/01/2053	DKK 100,000	14,989
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	$ 400,000	412,411
Mitsubishi HC Capital, Inc. 2.65%, 09/19/2022 (B) (E)	500,000	505,506
Nordea Kredit Realkreditaktieselskab 1.50%, 10/01/2053	DKK 100,000	14,987
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (B)	$ 300,000	308,250
United Wholesale Mortgage LLC 5.50%, 11/15/2025 (B)	200,000	203,750

		2,784,498

Diversified Telecommunication Services - 0.3%
AT&T, Inc.
3.65%, 06/01/2051	200,000	207,895
4.50%, 05/15/2035	100,000	115,679

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Bell Telephone Co. of Canada / Bell Canada 4.30%, 07/29/2049	$ 200,000	$ 243,606
Level 3 Financing, Inc. 3.88%, 11/15/2029 (B)	200,000	203,500

		770,680

Electric Utilities - 3.0%
Alabama Power Co.
3.45%, 10/01/2049	300,000	319,061
4.15%, 08/15/2044	100,000	117,277
Arizona Public Service Co. 2.65%, 09/15/2050	100,000	90,537
CenterPoint Energy Houston Electric LLC 3.35%, 04/01/2051	100,000	110,336
Centrais Eletricas Brasileiras SA 4.63%, 02/04/2030 (B)	300,000	297,003
DTE Electric Co. 3.70%, 06/01/2046	1,000,000	1,130,272
Edison International 3.55%, 11/15/2024	100,000	104,621
Entergy Mississippi LLC 2.85%, 06/01/2028	1,100,000	1,148,126
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	300,000	313,861
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B)	400,000	381,750
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	200,000	226,049
NRG Energy, Inc. 2.45%, 12/02/2027 (B)	200,000	198,314
Pacific Gas & Electric Co.
1.37%, 03/10/2023	100,000	99,383
3.50%, 06/15/2025 (H)	120,000	124,549
3.75%, 08/15/2042	100,000	93,334
4.25%, 08/01/2023 (H)	300,000	310,446
Pennsylvania Electric Co. 3.60%, 06/01/2029 (B)	600,000	638,973
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.88%, 07/17/2049 (B)	300,000	321,375
Southern California Edison Co.
3.90%, 03/15/2043	100,000	106,826
4.00%, 04/01/2047	600,000	663,760
4.05%, 03/15/2042	100,000	108,415
4.65%, 10/01/2043	100,000	117,117
Southwestern Electric Power Co. 6.20%, 03/15/2040	600,000	831,641
SP Group Treasury Pte Ltd. 3.38%, 02/27/2029 (B)	250,000	273,688

		8,126,714

Electronic Equipment, Instruments & Components - 0.2%
Flex Ltd.
4.75%, 06/15/2025	200,000	217,654
4.88%, 06/15/2029	170,000	193,009

		410,663

Entertainment - 0.0% (I)
Activision Blizzard, Inc. 2.50%, 09/15/2050	100,000	87,933

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 2.1%
Alexandria Real Estate Equities, Inc. 4.50%, 07/30/2029	$ 200,000	$ 230,083
American Campus Communities Operating Partnership LP 2.85%, 02/01/2030	300,000	306,360
American Tower Corp.
3.38%, 10/15/2026	600,000	637,848
4.00%, 06/01/2025	300,000	321,151
4.40%, 02/15/2026	670,000	731,498
Brixmor Operating Partnership LP 3-Month LIBOR + 1.05%, 1.18% (A), 02/01/2022	600,000	600,336
Essex Portfolio LP 4.00%, 03/01/2029	500,000	553,556
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 3.88%, 02/15/2029 (B)	500,000	525,000
National Retail Properties, Inc. 4.80%, 10/15/2048	500,000	628,086
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033 (E)	200,000	195,187
STORE Capital Corp. 2.75%, 11/18/2030	300,000	297,825
UDR, Inc. 3.00%, 08/15/2031 (E)	300,000	312,778
WP Carey, Inc. 4.60%, 04/01/2024	400,000	424,717

		5,764,425

Food & Staples Retailing - 0.0% (I)
Sysco Corp. Co. 2.45%, 12/14/2031 (E)	100,000	100,381

Gas Utilities - 0.2%
Southern California Gas Co. 4.13%, 06/01/2048	500,000	598,779

Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. 1.73%, 04/01/2031	200,000	189,625
Boston Scientific Corp. 2.65%, 06/01/2030	100,000	102,044

		291,669

Health Care Providers & Services - 1.3%
Adventist Health System 2.43%, 09/01/2024	400,000	405,751
AHS Hospital Corp. 5.02%, 07/01/2045	400,000	546,610
Banner Health 1.90%, 01/01/2031	300,000	292,342
CHRISTUS Health 4.34%, 07/01/2028	300,000	339,725
CVS Health Corp. 5.05%, 03/25/2048	500,000	655,850
DaVita, Inc. 4.63%, 06/01/2030 (B)	100,000	102,375
Fresenius Medical Care US Finance III, Inc. 2.38%, 02/16/2031 (B)	200,000	191,322

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	$ 200,000	$ 264,027
HCA, Inc. 4.13%, 06/15/2029	100,000	110,133
Northwell Healthcare, Inc. 3.98%, 11/01/2046	400,000	455,738
UnitedHealth Group, Inc. 2.90%, 05/15/2050	100,000	102,265

		3,466,138

Hotels, Restaurants & Leisure - 0.6%
Expedia Group, Inc. 6.25%, 05/01/2025 (B)	420,000	474,005
GLP Capital LP / GLP Financing II, Inc.
4.00%, 01/15/2030	200,000	211,609
5.38%, 04/15/2026	100,000	111,357
Las Vegas Sands Corp. 2.90%, 06/25/2025	200,000	199,538
Marriott International, Inc. 2.85%, 04/15/2031	200,000	199,611
McDonald’s Corp. 3.80%, 04/01/2028	400,000	439,797
Wynn Macau Ltd. 5.13%, 12/15/2029 (B)	100,000	90,845

		1,726,762

Industrial Conglomerates - 0.1%
General Electric Co. 3-Month LIBOR + 3.33%, 3.53% (A), 03/15/2022 (D)	200,000	199,000

Insurance - 0.7%
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	100,000	103,040
Fidelity National Financial, Inc. 3.40%, 06/15/2030	400,000	422,695
First American Financial Corp. 4.60%, 11/15/2024	20,000	21,644
Guardian Life Insurance Co. of America 3.70%, 01/22/2070 (B)	200,000	219,463
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	100,000	127,760
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	800,000	920,507

		1,815,109

Interactive Media & Services - 0.1%
Alphabet, Inc. 1.90%, 08/15/2040	100,000	91,355
Tencent Holdings Ltd. 3.98%, 04/11/2029 (B)	200,000	217,654

		309,009

Internet & Direct Marketing Retail - 0.1%
Alibaba Group Holding Ltd. 2.70%, 02/09/2041	300,000	274,614
Amazon.com, Inc. 2.50%, 06/03/2050	50,000	47,803

		322,417

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Life Sciences Tools & Services - 0.0% (I)
Illumina, Inc. 2.55%, 03/23/2031	$ 100,000	$ 100,084

Machinery - 0.3%
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	800,000	846,298

Media - 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	700,000	728,000
Charter Communications Operating LLC / Charter Communications Operating Capital
3.85%, 04/01/2061	200,000	189,362
4.20%, 03/15/2028	500,000	547,686
4.80%, 03/01/2050	300,000	336,992
Comcast Corp. 2.94%, 11/01/2056 (B)	672,000	642,914
Cox Communications, Inc. 2.95%, 10/01/2050 (B)	200,000	187,443
Discovery Communications LLC 4.00%, 09/15/2055	365,000	383,954

		3,016,351

Metals & Mining - 0.0% (I)
FMG Resources August 2006 Pty Ltd. 4.38%, 04/01/2031 (B)	100,000	105,000

Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc. 5.50%, 11/01/2023 (B)	200,000	207,000

Multi-Utilities - 0.3%
Black Hills Corp. 2.50%, 06/15/2030	400,000	395,789
CenterPoint Energy, Inc. Fixed until 09/01/2023 (D), 6.13% (A)	100,000	104,000
Public Service Co. of Colorado 1.88%, 06/15/2031 (E)	150,000	145,982
San Diego Gas & Electric Co. 1.70%, 10/01/2030	300,000	287,384

		933,155

Oil, Gas & Consumable Fuels - 2.5%
Aker BP ASA 3.75%, 01/15/2030 (B)	200,000	211,975
Boardwalk Pipelines LP 3.40%, 02/15/2031	400,000	413,326
Diamondback Energy, Inc. 2.88%, 12/01/2024	300,000	311,292
Energy Transfer LP
4.75%, 01/15/2026	40,000	43,732
5.80%, 06/15/2038	500,000	606,940
7.50%, 07/01/2038	100,000	138,110
Enterprise Products Operating LLC 3.20%, 02/15/2052	370,000	364,245
Kinder Morgan, Inc. 7.75%, 01/15/2032	400,000	562,485
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024 (B)	300,000	310,994
Pertamina Persero PT 4.18%, 01/21/2050 (B)	400,000	411,712

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Petronas Energy Canada Ltd. 2.11%, 03/23/2028 (B)	$ 200,000	$ 200,228
Rockies Express Pipeline LLC 4.80%, 05/15/2030 (B)	400,000	417,000
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,000,000	1,087,723
Saudi Arabian Oil Co. 1.63%, 11/24/2025 (B)	400,000	397,478
Sinopec Group Overseas Development Ltd. 4.13%, 09/12/2025 (B) (E)	500,000	542,693
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.00%, 01/15/2032 (B)	200,000	209,000
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	100,000	127,679
Williams Cos., Inc. 2.60%, 03/15/2031	300,000	298,297
Woodside Finance Ltd. 3.65%, 03/05/2025 (B)	20,000	21,024

		6,675,933

Pharmaceuticals - 0.5%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,000,000	1,170,360
Jazz Securities DAC 4.38%, 01/15/2029 (B)	200,000	207,088

		1,377,448

Professional Services - 0.3%
Block Financial LLC 3.88%, 08/15/2030	400,000	428,389
IHS Markit Ltd. 4.75%, 08/01/2028	300,000	347,625

		776,014

Road & Rail - 0.2%
Avolon Holdings Funding Ltd.
2.53%, 11/18/2027 (B)	159,000	154,564
2.88%, 02/15/2025 (B)	100,000	102,190
Park Aerospace Holdings Ltd. 5.50%, 02/15/2024 (B)	56,000	60,060
Union Pacific Corp. 4.10%, 09/15/2067	200,000	244,018

		560,832

Semiconductors & Semiconductor Equipment - 0.5%
Broadcom, Inc.
3.19%, 11/15/2036 (B)	300,000	299,969
4.30%, 11/15/2032	400,000	450,046
Marvell Technology, Inc. 4.20%, 06/22/2023	200,000	207,809
Skyworks Solutions, Inc. 0.90%, 06/01/2023	300,000	298,481

		1,256,305

Software - 0.5%
Citrix Systems, Inc. 1.25%, 03/01/2026	100,000	97,440
Fair Isaac Corp. 4.00%, 06/15/2028 (B)	170,000	174,684

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Software (continued)
Microsoft Corp. 2.92%, 03/17/2052	$ 314,000	$ 334,734
Oracle Corp. 2.95%, 05/15/2025	290,000	301,218
VMware, Inc. 4.65%, 05/15/2027	300,000	337,594

		1,245,670

Technology Hardware, Storage & Peripherals - 0.3%
Dell International LLC / EMC Corp. 8.10%, 07/15/2036	324,000	493,647
Seagate HDD Cayman 4.13%, 01/15/2031	400,000	416,160

		909,807

Textiles, Apparel & Luxury Goods - 0.1%
Crocs, Inc. 4.25%, 03/15/2029 (B)	300,000	296,250

Tobacco - 0.1%
Imperial Brands Finance PLC 3.50%, 07/26/2026 (B)	200,000	210,312

Trading Companies & Distributors - 0.2%
BOC Aviation Ltd. 3.50%, 10/10/2024 (B)	200,000	209,190
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	400,000	413,500

		622,690

Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty Ltd. 3.90%, 03/22/2023 (B)	200,000	206,395

Wireless Telecommunication Services - 0.2%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 5.15%, 09/20/2029 (B)	400,000	440,980
T-Mobile USA, Inc. 2.25%, 11/15/2031	200,000	194,297

		635,277

Total Corporate Debt Securities (Cost $72,962,752)		76,622,040

FOREIGN GOVERNMENT OBLIGATIONS - 1.8%
Canada - 0.4%
Province of Quebec 2.50%, 04/20/2026	900,000	943,354

Dominican Republic - 0.2%
Dominican Republic International Bond 4.88%, 09/23/2032 (B)	400,000	406,500

Japan - 0.5%
Japan Finance Organization for Municipalities 2.13%, 10/25/2023 (B)	1,400,000	1,431,505

Peru - 0.3%
Peru Government International Bond
5.94%, 02/12/2029 (C)	PEN 1,500,000	384,504
5.94%, 02/12/2029 (B)	1,200,000	307,603
8.20%, 08/12/2026 (B)	600,000	171,269

		863,376

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Qatar - 0.2%
Qatar Government International Bond
4.40%, 04/16/2050 (B)	$ 300,000	$ 372,688
4.50%, 01/20/2022 (C)	200,000	200,440

		573,128

Republic of South Africa - 0.1%
Republic of South Africa Government International Bond 4.85%, 09/30/2029	300,000	309,750

Romania - 0.0% (I)
Romania Government International Bond 2.63%, 12/02/2040 (B)	EUR 100,000	101,297

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 4.50%, 04/22/2060 (C)	$ 200,000	245,940

Total Foreign Government Obligations (Cost $4,978,653)		4,874,850

LOAN ASSIGNMENTS - 0.3%
Capital Markets - 0.2%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61% (A), 10/15/2038 (J) (K) (L)	589,576	563,566

Hotels, Restaurants & Leisure - 0.0% (I)
IRB Holding Corp. Term Loan, 3-Month LIBOR + 3.25%, 4.25% (A), 12/15/2027	99,000	98,897

IT Services - 0.1%
Virtusa Corp. 1st Lien Term Loan B, 1-Month LIBOR + 3.75%, 4.50% (A), 02/11/2028	198,500	198,748

Total Loan Assignments (Cost $875,927)		861,211

MORTGAGE-BACKED SECURITIES - 3.8%
Angel Oak Mortgage Trust Series 2020-4, Class A1, 1.47% (A), 06/25/2065 (B)	162,431	162,150
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 1.16% (A), 04/15/2036 (B)	500,000	498,838
Banc of America Mortgage Trust Series 2004-D, Class 2A2, 2.51% (A), 05/25/2034	4,777	4,908
Bear Stearns Alt-A Trust Series 2005-7, Class 22A1, 2.87% (A), 09/25/2035	144,891	108,775
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.28%, 0.38% (A), 05/25/2037	231,020	224,046
CHL Mortgage Pass-Through Trust Series 2004-J3, Class A7, 5.50%, 05/25/2034	92,677	96,323

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	$400,000	$ 433,176
DBGS Mortgage Trust Series 2019-1735, Class A, 3.84%, 04/10/2037 (B)	200,000	220,266
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,000,000	1,039,813
DROP Mortgage Trust Series 2021-FILE, Class A, 1-Month LIBOR + 1.15%, 1.26% (A), 04/15/2026 (B)	200,000	200,061
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.24% (A), 12/10/2044 (C)	GBP 23,843	32,147
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 2.66% (A), 07/19/2035	$ 46,331	38,819
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	600,000	620,839
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	434,981	460,804
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 0.78% (A), 04/25/2028	108,755	108,174
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	230,060	233,643
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	900,000	945,314
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 0.91% (A), 12/15/2048	1,446,701	10,003
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 0.62% (A), 05/25/2035	16,251	16,407
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	700,000	754,974
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1,
2.75% (A), 07/25/2059 (B)	461,135	469,598
Series 2020-RPL1, Class A1,
2.75% (A), 11/25/2059 (B)	199,197	202,485
NYO Commercial Mortgage Trust Series 2021-1290, Class A, 1-Month LIBOR + 1.10%, 1.21% (A), 11/15/2038 (B)	500,000	497,279

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Funding Series 2019-GR4A, Class A1, 3-Month GBP LIBOR + 1.03%, 1.24%, 10/20/2051	GBP 677,586	$ 923,066
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (A), 10/25/2059 (B)	$ 174,639	177,999
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.28% (A), 06/10/2059 (C)	GBP 268,238	357,042
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 0.83% (A), 06/10/2059 (C)	61,460	81,641
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 0.43% (A), 06/10/2059 (C)	73,522	96,893
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 0.63% (A), 06/10/2059 (C)	57,439	75,983
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 1-COFI + 1.50%, 1.73% (A), 08/25/2046	$ 383,183	375,832
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	900,000	957,630

Total Mortgage-Backed Securities (Cost $10,184,412)		10,424,928

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.9%
California - 0.4%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	298,921
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	317,414
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	473,480

		1,089,815

Illinois - 0.1%
Sales Tax Securitization Corp., Revenue Bonds, Series B, 3.24%, 01/01/2042	400,000	402,055

New Jersey - 0.1%
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 2.55%, 06/15/2023	200,000	204,557

New York - 0.1%
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	300,000	295,827

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas - 0.1%
Texas Transportation Commission State Highway Fund, Revenue Bonds, 4.00%, 10/01/2033	$ 300,000	$ 358,589

Utah - 0.0% (I)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 0.85% (A), 12/26/2031	21,479	21,534

Wisconsin - 0.1%
State of Wisconsin, Revenue Bonds, Series A, 2.10%, 05/01/2026	140,000	143,388

Total Municipal Government Obligations (Cost $2,346,180)		2,515,765

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.9%
Export-Import Bank of the US 1.58%, 11/16/2024	53,879	54,329
Federal Home Loan Mortgage Corp. 4.50%, 08/01/2048	387,743	423,101
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.21% (A), 04/25/2028	1,000,000	1,087,838
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 0.44% (A), 01/15/2038	363,491	364,166
1-Month LIBOR + 0.40%, 0.51% (A), 02/15/2041 - 09/15/2045	181,030	183,302
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.89% (A), 01/15/2038	363,491	21,559
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 5.89%, 5.78% (A), 09/15/2043	443,905	75,413
Federal National Mortgage Association
3.50%, 06/01/2045	66,506	71,068
4.00%, 09/01/2048	67,634	72,031
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 0.65% (A), 02/25/2041	75,579	75,863
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	214,213	13,569
Government National Mortgage Association 1-Month LIBOR + 0.80%, 0.88% (A), 05/20/2066 - 06/20/2066	1,534,688	1,553,271
Uniform Mortgage-Backed Security
1.50%, TBA (M)	800,000	802,500
3.00%, TBA (M)	2,400,000	2,482,148
4.00%, TBA (M)	4,800,000	5,103,938
4.50%, TBA (M)	900,000	964,266

Total U.S. Government Agency Obligations (Cost $13,317,755)		13,348,362

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 15.2%
U.S. Treasury - 15.2%
U.S. Treasury Bond
1.13%, 05/15/2040	$ 2,070,000	$ 1,820,064
1.13%, 08/15/2040 (N)	700,000	613,156
1.75%, 08/15/2041	12,400,000	12,060,937
1.88%, 02/15/2041 (N)	6,000,000	5,957,578
2.00%, 11/15/2041	6,000,000	6,088,125
2.25%, 05/15/2041	700,000	737,516
3.00%, 02/15/2048 - 08/15/2048 (N)	2,000,000	2,450,925
3.13%, 11/15/2041 - 05/15/2048 (N)	5,060,000	6,213,045
4.38%, 05/15/2041 (N)	2,300,000	3,249,199
U.S. Treasury Bond, Principal Only STRIPS 08/15/2044 - 05/15/2050	3,800,000	2,218,815

Total U.S. Government Obligations (Cost $39,099,740)		41,409,360

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 39.3%
U.S. Cash Management Bill
0.06% (O), 03/22/2022	18,900,000	18,897,216
0.07% (O), 03/29/2022	13,400,000	13,398,023
0.10% (O), 04/26/2022	1,300,000	1,299,694
U.S. Treasury Bill
0.01% (O), 02/10/2022	1,900,000	1,899,935
0.03% (O), 02/01/2022 - 02/22/2022	4,600,000	4,599,898
0.04% (O), 01/25/2022 (P)	900,000	899,990
0.04% (O), 01/18/2022 (P) (Q)	1,033,000	1,032,993
0.05% (O), 03/24/2022 - 03/31/2022 (P)	3,900,000	3,899,414
0.05% (O), 02/17/2022 - 04/21/2022	39,600,000	39,594,187
0.06% (O), 03/03/2022 - 04/28/2022	21,700,000	21,696,328

Total Short-Term U.S. Government Obligations (Cost $107,219,365)		107,217,678

	Shares	Value
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (O)	948,135	948,135

Total Other Investment Company (Cost $948,135)		948,135

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp., 0.00% (O), dated 12/31/2021, to be repurchased at $4,721,448 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $4,815,891.	$4,721,448	4,721,448

Total Repurchase Agreement (Cost $4,721,448)		4,721,448

Total Investments Excluding Options Purchased (Cost $271,217,506)		277,589,207
Total Options Purchased - 1.1% (Cost $3,855,912)		3,049,760

Total Investments (Cost $275,073,418)		280,638,967
Net Other Assets (Liabilities) - (2.7)%		(7,499,164)

Net Assets - 100.0%		$273,139,803

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	3,925.00	12/16/2022	USD	93,417,128	196	$3,855,912	$3,049,760

OVER-THE-COUNTER CREDIT DEFAULT SWAPTIONS WRITTEN:

Description	Counterparty	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - North America High Yield Index - Series 36	DUB	Pay	1.02%	01/19/2022	USD	1,400,000	$(6,860)	$(377)
Put - North America Investment Grade Index - Series 37	GSI	Pay	0.85	04/20/2022	USD	1,400,000	(1,540)	(988)
Put - North America Investment Grade Index - Series 37	JPM	Pay	0.95	04/20/2022	USD	900,000	(1,147)	(484)
Put - North America Investment Grade Index - Series 37	MSC	Pay	0.80	01/19/2022	USD	2,400,000	(3,060)	(96)
Put - North America Investment Grade Index - Series 37	JPM	Pay	0.90	04/20/2022	USD	700,000	(1,057)	(430)
Put - North America Investment Grade Index - Series 37	BOA	Pay	0.90	04/20/2022	USD	400,000	(520)	(245)
Put - North America Investment Grade Index - Series 37	MSC	Pay	0.95	04/20/2022	USD	900,000	(1,148)	(484)

Total							$(15,332)	$(3,104)

							Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS							$(15,332)	$(3,104)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (R)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021 (S)	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
AT&T Inc., 3.80%, 02/15/2027	1.00%	Quarterly	12/20/2025	0.54%	USD	100,000	$ 1,829	$ 1,085	$ 744
AT&T Inc., 3.80%, 02/15/2027	1.00	Quarterly	06/20/2026	0.62	USD	300,000	5,235	3,887	1,348
Boeing Co., 2.60%, 07/30/2025	1.00	Quarterly	06/20/2023	0.59	USD	200,000	1,318	586	732
Morgan Stanley, 3.75%, 02/25/2023	1.00	Quarterly	12/20/2022	0.32	USD	200,000	1,403	1,327	76

Total							$ 9,785	$ 6,885	$ 2,900

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 36	1.00%	Quarterly	12/20/2026	USD	400,000	$(15,948)	$(13,294)	$(2,654)
North America High Yield Index - Series 37	5.00	Quarterly	12/20/2026	USD	800,000	74,456	72,598	1,858
North America Investment Grade Index - Series 36	1.00	Quarterly	06/20/2026	USD	800,000	19,705	18,243	1,462
North America Investment Grade Index - Series 37	1.00	Quarterly	12/20/2026	USD	13,600,000	334,918	309,653	25,265

Total						$413,131	$387,200	$25,931

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	300,000	$(3,323)	$1	$(3,324)
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	1,200,000	(12,806)	769	(13,575)
3-Month USD-LIBOR	Pay	1.44	Semi-Annually/Quarterly	07/21/2031	USD	1,900,000	6,542	—	6,542
3-Month USD-LIBOR	Pay	1.45	Semi-Annually/Quarterly	07/16/2031	USD	1,500,000	4,279	—	4,279
3-Month USD-LIBOR	Pay	1.47	Semi-Annually/Quarterly	07/15/2031	USD	1,700,000	2,303	—	2,303
3-Month USD-LIBOR	Pay	1.49	Semi-Annually/Quarterly	06/23/2031	USD	1,200,000	6,807	—	6,807
3-Month USD-LIBOR	Pay	2.00	Semi-Annually/Quarterly	12/15/2051	USD	1,500,000	(105,170)	(48,446)	(56,724)
6-Month EUR-EURIBOR	Receive	0.25	Semi-Annually/Annually	03/16/2032	EUR	2,900,000	(26,672)	54,074	(80,746)
12-Month USD -SOFR	Pay	1.75	Annually	12/15/2051	USD	1,400,000	(108,557)	(58,960)	(49,597)

Total							$(236,597)	$(52,562)	$(184,035)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (R)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021 (S)	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Colombia Government International Bond, 10.38%, 01/28/2033	JPM	1.00%	Quarterly	12/20/2026	2.03%	USD	300,000	$ (14,299)	$ (7,737)	$ (6,562)
Republic of South Africa Government International Bond, 5.88%, 09/16/2025	GSI	1.00	Quarterly	12/20/2026	2.02	USD	500,000	(23,752)	(23,802)	50

Total								$ (38,051)	$ (31,539)	$ (6,512)

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	1,700,000	$ 11,800	$ (67,609)	$ 79,409
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	899,374	7,284	(49,479)	56,763

Total							$ 19,084	$ (117,088)	$ 136,172

Value
OTC Swap Agreements, at value (Assets)	$19,084
OTC Swap Agreements, at value (Liabilities)	$(38,051)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	147	03/31/2022	$17,783,752	$17,783,555	$—	$(197)
10-Year U.S. Treasury Note	42	03/22/2022	5,451,198	5,479,687	28,489	—
30-Year U.S. Treasury Bond	108	03/22/2022	17,149,538	17,327,250	177,712	—
E-Mini Russell 2000® Index	122	03/18/2022	13,451,668	13,681,080	229,412	—
Euro-BTP Italy Government Bond	20	03/08/2022	3,394,026	3,347,417	—	(46,609)
MSCI EAFE Index	117	03/18/2022	13,309,666	13,582,530	272,864	—
S&P 500® E-Mini Index	398	03/18/2022	93,142,620	94,694,150	1,551,530	—

Total					$2,260,007	$(46,806)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	(49)	03/31/2022	$(10,711,038)	$(10,690,422)	$20,616	$—
10-Year U.S. Treasury Ultra Note	(6)	03/22/2022	(881,066)	(878,625)	2,441	—
Euro OAT	(23)	03/08/2022	(4,330,816)	(4,272,163)	58,653	—
German Euro Bund	(32)	03/08/2022	(6,338,403)	(6,243,350)	95,053	—
U.S. Treasury Ultra Bond	(4)	03/22/2022	(786,275)	(788,500)	—	(2,225)

Total					$176,763	$(2,225)

Total Futures Contracts					$2,436,770	$(49,031)

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/05/2022	USD	2,297,378	GBP	1,735,000	$—	$(51,007)
BNP	01/12/2022	MXN	61,000	USD	2,979	—	(6)
BNP	01/24/2022	RUB	465,319	USD	6,353	—	(190)
BNP	10/05/2022	USD	321,987	PEN	1,314,384	—	(750)
BOA	01/12/2022	USD	2,930	MXN	61,000	—	(43)
BOA	03/04/2022	MXN	61,000	USD	2,902	44	—
CITI	01/04/2022	USD	923,171	EUR	814,000	—	(3,640)
CITI	03/18/2022	RUB	3,217,424	USD	42,700	—	(612)
CITI	03/25/2022	USD	1,048,781	PEN	3,862,871	85,582	—
CSS	01/04/2022	USD	3,620	BRL	20,200	—	(4)
CSS	01/04/2022	BRL	20,200	USD	3,550	74	—
CSS	02/02/2022	USD	3,526	BRL	20,200	—	(72)
GSB	01/04/2022	USD	3,576	BRL	20,200	—	(47)
GSB	01/04/2022	BRL	20,200	USD	3,620	4	—
GSB	01/24/2022	RUB	4,203,572	USD	57,833	—	(2,163)
GSB	02/18/2022	RUB	1,986,441	USD	26,811	—	(641)
GSB	03/18/2022	RUB	504,970	USD	6,681	—	(75)
HSBC	02/18/2022	RUB	1,809,786	USD	24,971	—	(1,129)
HSBC	03/18/2022	RUB	1,002,850	USD	13,317	—	(198)
HSBC	04/01/2022	USD	17,153	DKK	110,000	279	—

Total						$85,983	$(60,577)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (W)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$14,645,430	$—	$14,645,430
Corporate Debt Securities	—	76,622,040	—	76,622,040
Foreign Government Obligations	—	4,874,850	—	4,874,850
Loan Assignments	—	297,645	563,566	861,211
Mortgage-Backed Securities	—	10,424,928	—	10,424,928
Municipal Government Obligations	—	2,515,765	—	2,515,765
U.S. Government Agency Obligations	—	13,348,362	—	13,348,362
U.S. Government Obligations	—	41,409,360	—	41,409,360
Short-Term U.S. Government Obligations	—	107,217,678	—	107,217,678
Other Investment Company	948,135	—	—	948,135
Repurchase Agreement	—	4,721,448	—	4,721,448
Exchange-Traded Options Purchased	3,049,760	—	—	3,049,760

Total Investments	$3,997,895	$276,077,506	$563,566	$280,638,967

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$438,864	$—	$438,864
Centrally Cleared Interest Rate Swap Agreements	—	19,931	—	19,931
Over-the-Counter Credit Default Swap Agreements	—	19,084	—	19,084
Futures Contracts (X)	2,436,770	—	—	2,436,770
Forward Foreign Currency Contracts (X)	—	85,983	—	85,983

Total Other Financial Instruments	$2,436,770	$563,862	$—	$3,000,632

LIABILITIES
Other Financial Instruments
Over-the-Counter Credit Default Swaptions Written	$—	$(3,104)	$—	$(3,104)
Centrally Cleared Credit Default Swap Agreements	—	(15,948)	—	(15,948)
Centrally Cleared Interest Rate Swap Agreements	—	(256,528)	—	(256,528)
Over-the-Counter Credit Default Swap Agreements	—	(38,051)	—	(38,051)
Futures Contracts (X)	(49,031)	—	—	(49,031)
Forward Foreign Currency Contracts (X)	—	(60,577)	—	(60,577)

Total Other Financial Instruments	$(49,031)	$(374,208)	$—	$(423,239)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $46,583,609, representing 17.1% of the Portfolio’s net assets.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2021, the total value of Regulation S securities is $2,748,345, representing 1.0% of the Portfolio’s net assets.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,453,606, collateralized by cash collateral of $948,135 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $535,695. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of December 31, 2021; the maturity dates disclosed are the ultimate maturity dates.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Restricted security. At December 31, 2021, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Deutsche Bank AG Fixed until 11/24/2025, 2.13%, 11/24/2026	11/17/2020	$200,000	$199,769	0.1%

(H)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2021, the total value of such securities is $434,995, representing 0.2% of the Portfolio’s net assets.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Fixed rate loan commitment at December 31, 2021.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2021, the total value of securities is $1,024,370, representing 0.4% of the Portfolio’s net assets.
(L)	Security is Level 3 of the fair value hierarchy.
(M)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(N)	Securities are subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2021 was $2,674,515 at a weighted average interest rate of (0.05)%.
(O)	Rates disclosed reflect the yields at December 31, 2021.
(P)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $5,698,418.
(Q)	All or a portion of the security has been segregated by the custodian as collateral for open over-the-counter swaptions, swap agreements and forward foreign currency contracts. The value of the security is $11,000.
(R)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(S)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(T)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(W)	Level 3 securities were not considered significant to the Portfolio.
(X)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
CSS	Credit Suisse Securities (USA) LLC
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co.

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
COFI	11th District Monthly Weighted Average Cost of Funds Index
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $270,351,970) (including securities loaned of $1,453,606)	$275,917,519
Repurchase agreement, at value (cost $4,721,448)	4,721,448
Cash collateral pledged at broker for:
Centrally cleared swap agreements	1,252,000
Futures contracts	890,145
OTC swap agreements, at value	19,084
Foreign currency, at value (cost $402,747)	403,296
Receivables and other assets:
Investments sold	9,055
When-issued, delayed-delivery, forward and TBA commitments sold	10,077,375
Net income from securities lending	1,939
Interest	953,488
Variation margin receivable on centrally cleared swap agreements	34,281
Unrealized appreciation on forward foreign currency contracts	85,983

Total assets	294,365,613

Liabilities:
Cash collateral received upon return of:
Securities on loan	948,135
Written options and swaptions, at value (premium received $15,332)	3,104
OTC swap agreements, at value	38,051
Payables and other liabilities:
Investments purchased	14,304
When-issued, delayed-delivery, forward and TBA commitments purchased	19,489,965
Shares of beneficial interest redeemed	201,638
Investment management fees	183,192
Distribution and service fees	55,590
Transfer agent costs	608
Trustees, CCO and deferred compensation fees	2,906
Audit and tax fees	33,707
Custody fees	31,691
Legal fees	1,429
Printing and shareholder reports fees	43,207
Other accrued expenses	5,991
Variation margin payable on futures contracts	111,715
Unrealized depreciation on forward foreign currency contracts	60,577

Total liabilities	21,225,810

Net assets	$273,139,803

Net assets consist of:
Capital stock ($0.01 par value)	$233,741
Additional paid-in capital	254,989,664
Total distributable earnings (accumulated losses)	17,916,398

Net assets	$273,139,803

Net assets by class:
Initial Class	$11,199,253
Service Class	261,940,550

Shares outstanding:
Initial Class	945,909
Service Class	22,428,237

Net asset value and offering price per share:
Initial Class	$11.84
Service Class	11.68

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Interest income	$5,443,257
Net income from securities lending	10,902

Total investment income	5,454,159

Expenses:
Investment management fees	2,266,589
Distribution and service fees:
Service Class	689,198
Transfer agent costs	3,877
Trustees, CCO and deferred compensation fees	11,429
Audit and tax fees	46,413
Custody fees	84,990
Legal fees	16,648
Printing and shareholder reports fees	30,463
Other	26,782

Total expenses	3,176,389

Net investment income (loss)	2,277,770

Net realized gain (loss) on:
Investments	(5,444,919)
Written options and swaptions	58,892
Swap agreements	32,385
Futures contracts	27,370,388
Forward foreign currency contracts	91,714
Foreign currency transactions	2,361
TBA commitments	(8,082)

Net realized gain (loss)	22,102,739

Net change in unrealized appreciation (depreciation) on:
Investments	(12,954,179)
Written options and swaptions	9,418
Swap agreements	(76,469)
Futures contracts	(531,627)
Forward foreign currency contracts	(15,763)
Translation of assets and liabilities denominated in foreign currencies	(9,552)
TBA commitments	12,133

Net change in unrealized appreciation (depreciation)	(13,566,039)

Net realized and change in unrealized gain (loss)	8,536,700

Net increase (decrease) in net assets resulting from operations	$10,814,470

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$2,277,770	$4,044,321
Net realized gain (loss)	22,102,739	17,925,364
Net change in unrealized appreciation (depreciation)	(13,566,039)	6,538,464

Net increase (decrease) in net assets resulting from operations	10,814,470	28,508,149

Dividends and/or distributions to shareholders:
Initial Class	(1,042,169)	(899,280)
Service Class	(24,426,347)	(22,715,961)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(25,468,516)	(23,615,241)

Capital share transactions:
Proceeds from shares sold:
Initial Class	837,034	833,969
Service Class	4,917,605	53,462,816

	5,754,639	54,296,785

Dividends and/or distributions reinvested:
Initial Class	1,042,169	899,280
Service Class	24,426,347	22,715,961

	25,468,516	23,615,241

Cost of shares redeemed:
Initial Class	(1,677,300)	(1,118,620)
Service Class	(59,541,929)	(59,342,446)

	(61,219,229)	(60,461,066)

Net increase (decrease) in net assets resulting from capital share transactions	(29,996,074)	17,450,960

Net increase (decrease) in net assets	(44,650,120)	22,343,868

Net assets:
Beginning of year	317,789,923	295,446,055

End of year	$273,139,803	$317,789,923

Capital share transactions - shares:
Shares issued:
Initial Class	67,797	67,806
Service Class	410,037	4,485,409

	477,834	4,553,215

Shares reinvested:
Initial Class	88,319	75,065
Service Class	2,096,682	1,918,578

	2,185,001	1,993,643

Shares redeemed:
Initial Class	(137,935)	(91,272)
Service Class	(4,945,317)	(4,905,201)

	(5,083,252)	(4,996,473)

Net increase (decrease) in shares outstanding:
Initial Class	18,181	51,599
Service Class	(2,438,598)	1,498,786

	(2,420,417)	1,550,385

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CASH FLOWS

For the year ended December 31, 2021

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$10,814,470

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(331,005,127)
Proceeds from long-term investments	446,636,247
Purchases to cover TBA commitments	(59,745,668)
Proceeds from TBA commitments	53,672,539
Net amortization (accretion) of discount and premium	580,437
Net purchases/proceeds of short-term investments	(3,794,460)
Net realized (gain) loss	(22,102,739)
Net change in unrealized (appreciation) depreciation	13,566,039
Receivables:
(Increase) decrease in receivables for investments sold	61,362,391
(Increase) decrease in receivables for net income from securities lending	(971)
(Increase) decrease in receivables for interest	837,058
Payables:
Increase (decrease) in collateral for securities on loan	(78,838)
Increase (decrease) in payables for investments purchased	(70,454,815)
Increase (decrease) in accrued liabilities	(22,159)
Net cash provided by (used for) written options and swaptions transactions	71,174
Net cash provided by (used for) swap agreement transactions	30,669
Net cash provided by (used for) in futures contracts transactions	27,209,727
Net cash provided by (used for) in forward foreign currency contracts	107,477
Net cash provided by (used for) foreign currency transactions	(16,743)

Net cash provided by (used for) operating activities	127,666,708

Cash flows from financing activities:
Proceeds of shares sold, net of receivable for shares sold	5,759,573
Payment of shares redeemed, net of payable for shares redeemed	(61,034,388)
Increase (decrease) from reverse repurchase agreements	(76,478,806)
Proceeds from sale-buyback financing transactions	308,383,962
Payments from sale-buyback financing transactions	(304,698,391)

Net cash provided by (used for) financing activities	(128,068,050)

Net increase (decrease) in cash and foreign currencies	(401,342)

Cash and foreign currencies, at beginning of year (A)	$2,946,783

Cash and foreign currencies, at end of year (A)	$2,545,441

Supplemental disclosure of cash flow information:
Non-cash financing activities included herein consist of reinvestment of distributions	$25,468,516

(A)	For the year ended December 31, 2021, the beginning and ending cash balances consist of the following:

	Beginning of Year	End of Year
Assets:
Cash	$12,950	$—
Cash collateral pledged at broker for:
Repurchase agreements	401,000	—
Centrally cleared swap agreements	331,000	1,252,000
Futures contracts	1,815,000	890,145
Foreign currency, at value	386,833	403,296

Total assets	2,946,783	2,545,441

Net cash per statement of assets and liabilities	$2,946,783	$2,545,441

Total cash and foreign currencies per statement of cash flows	$2,946,783	$2,545,441

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$12.47	$12.32	$10.49	$12.21	$11.56

Investment operations:
Net investment income (loss) (A)	0.13	0.20	0.24	0.25	0.18
Net realized and unrealized gain (loss)	0.41	1.01	1.63	(0.78)	1.03

Total investment operations	0.54	1.21	1.87	(0.53)	1.21

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.21)	(0.04)	(0.43)	(0.18)
Net realized gains	(1.01)	(0.85)	—	(0.76)	(0.38)

Total dividends and/or distributions to shareholders	(1.17)	(1.06)	(0.04)	(1.19)	(0.56)

Net asset value, end of year	$11.84	$12.47	$12.32	$10.49	$12.21

Total return	4.43%	10.22%	17.86%	(4.92)%	10.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$11,199	$11,569	$10,796	$9,729	$9,908
Expenses to average net assets (B)	0.87%	0.87%	0.92%	0.97%	0.95%
Net investment income (loss) to average net assets	1.03%	1.61%	2.11%	2.11%	1.53%
Portfolio turnover rate (C)	60%	65%	64%	40%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes interest fee on sale-buyback transactions.
(C)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$12.31	$12.18	$10.37	$12.08	$11.45

Investment operations:
Net investment income (loss) (A)	0.09	0.17	0.21	0.21	0.15
Net realized and unrealized gain (loss)	0.42	0.99	1.61	(0.76)	1.02

Total investment operations	0.51	1.16	1.82	(0.55)	1.17

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.18)	(0.01)	(0.40)	(0.16)
Net realized gains	(1.01)	(0.85)	—	(0.76)	(0.38)

Total dividends and/or distributions to shareholders	(1.14)	(1.03)	(0.01)	(1.16)	(0.54)

Net asset value, end of year	$11.68	$12.31	$12.18	$10.37	$12.08

Total return	4.21%	9.89%	17.57%	(5.15)%	10.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$261,941	$306,221	$284,650	$260,628	$310,048
Expenses to average net assets (B)	1.12%	1.12%	1.17%	1.22%	1.20%
Net investment income (loss) to average net assets	0.78%	1.36%	1.86%	1.85%	1.28%
Portfolio turnover rate (C)	60%	65%	64%	40%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes interest fee on sale-buyback transactions.
(C)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, reverse repurchase agreements, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared for Total Return using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2021. Open funded loan participations and assignments at December 31, 2021, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2021, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2021, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2021, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2021, the Portfolio’s average borrowings are as follows:

Average Daily Borrowings	Weighted Average Interest Rate
$ 38,352,187	0.09%

Open reverse repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2021, the Portfolio earned price drop fee income of $55,197. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2021, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$948,135	$—	$—	$—	$948,135
Total Borrowings	$948,135	$—	$—	$—	$948,135

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Credit default swaptions: The Portfolio may purchase or write credit default swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. Purchasing or writing credit default swaptions gives the Portfolio the right, but not the obligation to buy or sell credit protection on a specific reference with a specific maturity.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2021, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2021, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2021, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$3,049,760	$—	$—	$3,049,760
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	19,931	—	—	438,864	—	458,795
OTC swaps:
OTC swap agreements, at value	—	—	—	19,084	—	19,084
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	382,964	—	2,053,806	—	—	2,436,770
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	85,983	—	—	—	85,983
Total	$402,895	$85,983	$5,103,566	$457,948	$—	$6,050,392

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value (A)	$—	$—	$—	$(3,104)	$—	$(3,104)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(256,528)	—	—	(15,948)	—	(272,476)
OTC swaps:
OTC swap agreements, at value	—	—	—	(38,051)	—	(38,051)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(49,031)	—	—	—	—	(49,031)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(60,577)	—	—	—	(60,577)
Total	$(305,559)	$(60,577)	$—	$(57,103)	$—	$(423,239)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$53,900	$—	$(4,583,629)	$—	$—	$(4,529,729)
Written options and swaptions	43,446	—	—	15,446	—	58,892
Swap agreements	143,185	—	—	(110,800)	—	32,385
Futures contracts	5,349,766	—	22,020,622	—	—	27,370,388
Forward foreign currency contracts	—	91,714	—	—	—	91,714
Total	$5,590,297	$91,714	$17,436,993	$(95,354)	$—	$23,023,650

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(592,286)	$—	$—	$(592,286)
Written options and swaptions	12,228	—	—	(2,810)	—	9,418
Swap agreements	(209,859)	—	—	133,390	—	(76,469)
Futures contracts	(782,220)	—	250,593	—	—	(531,627)
Forward foreign currency contracts	—	(15,763)	—	—	—	(15,763)
Total	$(979,851)	$(15,763)	$(341,693)	$130,580	$—	$(1,206,727)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Options:
Average value of option contracts purchased	$2,325,824
Average notional value of swaption contracts purchased	423,077
Average value of option contracts written	(9,541)
Average notional value of swaption contracts written	(2,546,154)
Credit default swaps:
Average notional value – buy protection	5,192,308
Average notional value – sell protection	9,822,799
Interest rate swaps:
Average notional value – pays fixed rate	4,736,967
Average notional value – receives fixed rate	4,338,937
Futures contracts:
Average notional value of contracts – long	137,245,788
Average notional value of contracts – short	(44,030,092)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	4,684,755
Average contract amounts sold – in USD	8,351,753

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$44	$(44)	$—	$—	$288	$(44)	$—	$244
BNP Paribas	—	—	—	—	51,953	—	—	51,953
Citibank, N.A.	85,582	(4,252)	—	81,330	4,252	(4,252)	—	—
Deutsche Bank AG	—	—	—	—	377	—	—	377
Goldman Sachs Bank	4	(4)	—	—	2,926	(4)	—	2,922
Goldman Sachs International	19,084	(19,084)	—	—	24,740	(19,084)	(5,656)	—
HSBC Bank USA	279	(279)	—	—	1,327	(279)	—	1,048
JPMorgan Chase Bank, N.A.	—	—	—	—	15,213	—	—	15,213
Morgan Stanley & Co., Inc.	—	—	—	—	580	—	—	580
Other Derivatives (C)	5,945,399	—	—	5,945,399	321,583	—	—	321,583

Total	$6,050,392	$(23,663)	$—	$6,026,729	$423,239	$(23,663)	$(5,656)	$393,920

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS (continued)

continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance depends on the Portfolio’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instrument in which the Portfolio invests, and financial markets generally.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $750 million	0.79%
Over $750 million up to $1.5 billion	0.78
Over $1.5 billion	0.75

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.92%	May 1, 2022
Service Class	1.17	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding and short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 25,056,793	$ 100,279,129	$ 61,662,253	$ 162,189,516

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, futures contracts mark-to-market, option contracts mark-to-market, swaps, straddle loss deferrals, premium amortization accruals, interest written off and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 277,226,363	$ 6,921,452	$ (3,549,345)	$ 3,372,107

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 21,963,520	$ 3,504,996	$ —	$ 17,410,606	$ 6,204,635	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 9,138,807	$ 6,167,522	$ —	$ —	$ (762,099)	$ 3,372,168

11. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect ASU 2021-01 to have a material impact on the financial statements.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $3,504,996 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

(unaudited)

MARKET ENVIRONMENT

As markets digested longer-than-expected COVID-19 restrictions and higher-than-expected inflation, we saw divergent asset class returns. Unlike in recent years when most asset classes moved together in one direction, we saw some clear winners and losers in terms of performance for 2021. Oil and developed market equities saw highly positive returns for example, while sovereign bonds and emerging markets tended to post negative returns for the year.

In the first quarter of 2021, global economic data continued to improve in most regions. The U.S. was a notable standout as consumer sentiment rose, the labor market improved, and manufacturing rebounded strongly – driven by an uptick in demand and a pickup in hiring. In the second quarter, inflation ticked up globally, while U.S. inflation experienced a faster-than-expected acceleration, driven mainly by higher prices of used autos and COVID-19 sensitive services. Vaccinations continued to advance globally, although the spread of new variants underscored a key risk for the economic recovery – particularly in countries where vaccination rates remained low.

The global economic recovery continued at a slower pace but remained uneven across sectors in the third quarter. Over the quarter, an uptick in COVID-19 delta variant cases slowed U.S. services activity and dented job growth in the leisure and hospitality industries. Meanwhile, similar COVID-19 outbreaks in emerging markets prolonged supply chain bottlenecks, particularly in the auto industry. Production disruptions following Hurricane Ida also exacerbated logistics, contributing to elevated inflation in the U.S. Developed market yield moves were mixed. Global equities were also mixed – in particular, the S&P 500® Index hit multiple all-time highs through the first half of the third quarter, driven by strong corporate earnings and solid economic activity, before ending the quarter about flat.

The global economic recovery continued in the fourth quarter, though momentum slowed alongside the spread of the Omicron variant. Equities broadly gained over the quarter despite volatility related to elevated inflation risks, rising COVID-19 Omicron variant cases, and shifting central bank expectations. The latter contributed to rising front-end interest rates, which in turn spurred yield curve flattening. Within economies, growth remained varied across sectors given differing impacts of rising COVID-19 cases, supply chain disruptions, and higher energy prices. In response to inflationary pressure, central banks shifted policy focus toward normalization.

PERFORMANCE

For the year ended December 31, 2021, Transamerica PIMCO Tactical – Growth VP, Initial Class returned 9.51%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Growth VP Blended Benchmark, returned

28.71% and 15.75%, respectively.

STRATEGY REVIEW

Although sentiment began to stabilize over the fiscal year ended December 31, 2021, the Portfolio dynamically adjusted its equity exposure, facilitated through the use of equity futures, in response to spikes in volatility. The Portfolio entered 2021 underweight equity, as the VIX Index remained elevated after a volatile market environment in 2020. The Portfolio quickly de-risked further in late January and early February in response to the uptick in volatility driven by threats to growth posed by the ongoing health crisis. While the Portfolio reached maximum equity exposure during the Summer and into the Fall, it quickly de-risked again in November in response to a spike in the VIX Index prompted by the emergence of the new Omicron variant. The Portfolio ended the year modestly overweight as sentiment steadied amidst the economic and public health uncertainty. Dynamic equity adjustments detracted from relative performance for the Portfolio as equity markets rallied despite bouts of volatility throughout the year. Additionally, downside risk mitigation strategies, obtained via S&P 500® Index put option contracts, were a drag on performance. Consistent with managing downside risk, the S&P 500® Index put option contracts were adequately sized to cover the equity exposure in the Portfolio.

The Portfolio’s fixed income allocations contributed to performance over the year. U.S. duration and yield curve positioning, partially facilitated through the use of futures, interest rate swaps, swaptions, and options, was neutral for performance over the year. Outside the U.S., short exposure to the U.K. offset detractions from modest exposure to select emerging market interest rates, particularly in Peru. Non-U.S. duration strategies were also partially implemented using interest rate swaps. Within a diversified set of spread sectors, exposure to non-agency mortgage-backed securities, selection within investment-grade corporate credit, and modest allocations to high-yield corporate credit, which was partially facilitated through the use of credit default swaps and swaptions, added as high-yield corporate credit spreads tightened.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Cudzil

Yang Lu

Mohit Mittal

Graham A. Rennison

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	49.6%
Corporate Debt Securities	12.9
U.S. Government Obligations	8.2
U.S. Government Agency Obligations	5.1
Asset-Backed Securities	2.4
Exchange-Traded Options Purchased	1.9
Mortgage-Backed Securities	1.8
Repurchase Agreement	1.6
Foreign Government Obligations	0.8
Municipal Government Obligations	0.4
Short-Term U.S. Government Agency Obligation	0.3
Other Investment Company	0.2
Loan Assignments	0.1
Net Other Assets (Liabilities) ^	14.7
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	3.88
Duration †	2.55

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	9.51%	9.22%	7.14%	05/01/2009
S&P 500® (A)	28.71%	18.47%	16.55%
Transamerica PIMCO Tactical - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	15.75%	12.95%	11.47%
Service Class	9.21%	8.95%	6.88%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Growth VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500®, 24% Bloomberg US Government/Credit Bond Index, 15% MSCI EAFE Index, 6% Bloomberg Long Government/Credit Index and 5% Russell 2000® Index. Prior to August 1, 2021, the blended benchmark consisted of the following: 50% S&P 500®, 24% Bloomberg Barclays US Government/Credit Index, 15% MSCI EAFE Index, 6% Bloomberg Barclays Long Government/Credit Index and 5% Russell 2000® Index.

(C) The Bloomberg US Government/Credit Bond Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles. The selection of a tactical asset allocation portfolio will not guarantee a profit nor protect against a loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,038.50	$4.52	$1,020.80	$4.48	0.88%
Service Class	1,000.00	1,037.80	5.80	1,019.50	5.75	1.13

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 2.4%
AMMC CLO 16 Ltd. Series 2015-16A, Class AR2, 3-Month LIBOR + 0.98%, 1.11% (A), 04/14/2029 (B)	$161,683	$161,682
AMMC CLO XII Ltd. Series 2013-12A, Class AR2, 3-Month LIBOR + 0.95%, 1.10% (A), 11/10/2030 (B)	700,000	699,499
Anchorage Capital CLO 6 Ltd. Series 2015-6A, Class ARR, 3-Month LIBOR + 1.05%, 1.17% (A), 07/15/2030 (B)	100,000	100,005
Apidos CLO XXVII Series 2017-27A, Class A1R, 3-Month LIBOR + 0.93%, 1.05% (A), 07/17/2030 (B)	250,000	250,041
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL2, Class A, 1-Month LIBOR + 1.10%, 1.21% (A), 05/15/2036 (B)	200,000	199,625
Ares XL CLO Ltd. Series 2016-40A, Class A1RR, 3-Month LIBOR + 0.87%, 0.99% (A), 01/15/2029 (B)	300,000	300,003
Birch Grove CLO Ltd. Series 19A, Class AR, 3-Month LIBOR + 1.13%, 1.33% (A), 06/15/2031 (B)	300,000	299,490
Carlyle Global Market Strategies CLO Ltd. Series 2013-1A, Class A1RR, 3-Month LIBOR + 0.95%, 1.11% (A), 08/14/2030 (B)	250,000	249,999
CIFC Funding Ltd. Series 2017-4A, Class A1R, 3-Month LIBOR + 0.95%, 1.07% (A), 10/24/2030 (B)	250,000	250,008
Encore Credit Receivables Trust Series 2005-1, Class M1, 1-Month LIBOR + 0.66%, 0.76% (A), 07/25/2035	45,025	45,669
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 1.17% (A), 06/25/2035	188,402	188,473
Home Equity Asset Trust Series 2005-4, Class M6, 1-Month LIBOR + 1.08%, 1.17% (A), 10/25/2035	200,000	199,450
JPMorgan Mortgage Acquisition Trust Series 2007-CH5, Class A5, 1-Month LIBOR + 0.26%, 0.36% (A), 06/25/2037	183,119	182,013
KKR CLO 9 Ltd. Series 9, Class AR2, 3-Month LIBOR + 0.95%, 1.07% (A), 07/15/2030 (B)	250,000	250,001
LCM XV LP Series 15A, Class AR2, 3-Month LIBOR + 1.00%, 1.13% (A), 07/20/2030 (B)	250,000	250,002

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1, 3.75% (A), 04/25/2059 (B)	$ 197,741	$ 198,408
LFT CRE Ltd. Series 2021-FL1, Class A, 1-Month LIBOR + 1.17%, 1.28% (A), 06/15/2039 (B)	200,000	199,881
LoanCore Issuer Ltd. Series 2019-CRE2, Class A, 1-Month LIBOR + 1.13%, 1.24% (A), 05/15/2036 (B)	112,983	112,859
Master Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 0.93% (A), 10/25/2034	121,114	120,585
Merrill Lynch Mortgage Investors Trust Series 2004-WMC5, Class M1, 1-Month LIBOR + 0.93%, 1.03% (A), 07/25/2035	91,977	91,790
MidOcean Credit CLO II Series 2013-2A, Class ARR, 3-Month LIBOR + 1.03%, 0.00% (A), 01/29/2030 (B)	250,000	249,999
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 0.80% (A), 12/26/2031 (B)	15,618	15,682
OZLM XVI Ltd. Series 2017-16A, Class A1R, 3-Month LIBOR + 1.03%, 1.19% (A), 05/16/2030 (B)	200,000	199,999
Palmer Square Loan Funding Ltd.
Series 2018-4A, Class A1,
3-Month LIBOR + 0.90%, 1.06% (A), 11/15/2026 (B)	56,556	56,568
Series 2021-3A, Class A1,
3-Month LIBOR + 0.80%, 0.97% (A), 07/20/2029 (B)	200,000	200,000
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 1.05% (A), 11/25/2065 (B)	116,132	115,852
RAMP Trust Series 2005-RS6, Class M4, 1-Month LIBOR + 0.98%, 1.08% (A), 06/25/2035	110,994	110,993
RASC Trust Series 2007-KS2, Class AI4, 1-Month LIBOR + 0.22%, 0.32% (A), 02/25/2037	100,000	96,959
Romark CLO Ltd. Series 2017-1A, Class A1R, 3-Month LIBOR + 1.03%, 1.15% (A), 10/23/2030 (B)	250,000	249,876
Saxon Asset Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.68%, 0.78% (A), 11/25/2037	300,000	298,978

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 1.56% (A), 02/17/2032 (B)	$ 215,574	$ 218,103
Sound Point CLO IX Ltd. Series 2015-2A, Class ARRR, 3-Month LIBOR + 1.21%, 1.34% (A), 07/20/2032 (B)	100,000	99,961
Sound Point CLO XVI Ltd. Series 2017-2A, Class AR, 3-Month LIBOR + 0.98%, 1.10% (A), 07/25/2030 (B)	250,000	249,890
Soundview Home Loan Trust Series 2007-NS1, Class A4, 1-Month LIBOR + 0.30%, 0.40% (A), 01/25/2037	300,000	289,661
Steele Creek CLO Ltd. Series 2015-1A, Class AR2, 3-Month LIBOR + 0.90%, 1.06% (A), 05/21/2029 (B)	195,878	195,643
Stratus CLO Ltd. Series 2021-2A, Class A, 3-Month LIBOR + 0.90%, 0.00% (A), 12/28/2029 (B)	300,000	300,000
TCW CLO Ltd. Series 2018-1A, Class A1R, 3-Month LIBOR + 0.97%, 0.00% (A), 04/25/2031 (B)	100,000	100,011
Towd Point Mortgage Trust Series 2019-HY2, Class A1, 1-Month LIBOR + 1.00%, 1.10% (A), 05/25/2058 (B)	73,367	73,642
Venture 38 CLO Ltd. Series 2019-38A, Class A1R, 3-Month LIBOR + 1.16%, 0.00% (A), 07/30/2032 (B)	200,000	200,037
Venture XIV CLO Ltd. Series 2013-14A, Class ARR, 3-Month LIBOR + 1.03%, 1.21% (A), 08/28/2029 (B)	500,000	499,852
Vibrant CLO VI Ltd. Series 2017-6A, Class AR, 3-Month LIBOR + 0.95%, 1.16% (A), 06/20/2029 (B)	235,676	235,681
Vibrant CLO VII Ltd. Series 2017-7A, Class A1R, 3-Month LIBOR + 1.04%, 1.17% (A), 09/15/2030 (B)	250,000	249,780
Voya CLO Ltd. Series 2016-4A, Class ARR, 3-Month LIBOR + 0.90%, 1.03% (A), 07/20/2029 (B)	232,840	232,842

Total Asset-Backed Securities (Cost $8,858,746)		8,889,492

CORPORATE DEBT SECURITIES - 12.9%
Aerospace & Defense - 0.1%
Boeing Co. 3.60%, 05/01/2034	100,000	104,903

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Aerospace & Defense (continued)
Spirit AeroSystems, Inc.
3.85%, 06/15/2026	$ 100,000	$ 102,250
3.95%, 06/15/2023	100,000	100,500

		307,653

Airlines - 0.5%
Air Canada 3.88%, 08/15/2026 (B)	100,000	102,000
American Airlines Pass-Through Trust
3.00%, 04/15/2030	154,366	153,397
3.25%, 04/15/2030	77,166	73,401
3.50%, 08/15/2033	82,684	79,081
4.00%, 01/15/2027	47,471	45,837
British Airways Pass-Through Trust 3.80%, 03/20/2033 (B)	159,037	165,548
JetBlue Pass-Through Trust 4.00%, 05/15/2034	93,456	100,827
Southwest Airlines Co. 5.13%, 06/15/2027	200,000	228,786
Spirit Airlines Pass-Through Trust 4.10%, 10/01/2029	65,981	68,029
United Airlines Pass-Through Trust
2.88%, 04/07/2030	236,566	240,931
3.10%, 01/07/2030 - 04/07/2030	315,460	315,279
5.88%, 04/15/2029	90,330	98,965

		1,672,081

Automobiles - 0.1%
Nissan Motor Co. Ltd. 4.35%, 09/17/2027 (B)	200,000	216,050

Banks - 2.9%
AIB Group PLC 4.75%, 10/12/2023 (B)	200,000	211,567
Bank of America Corp. Fixed until 12/20/2027, 3.42% (A), 12/20/2028	1,440,000	1,538,532
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	300,000	317,427
BNP Paribas SA Fixed until 02/25/2031 (C), 4.63% (A) (B) (D)	200,000	200,600
Citigroup, Inc.
Fixed until 02/18/2026 (C), 3.88% (A)	500,000	500,000
4.40%, 06/10/2025	750,000	817,048
HSBC Holdings PLC
3-Month LIBOR + 1.38%, 1.58% (A), 09/12/2026	200,000	205,295
Fixed until 07/24/2026, 1.75% (A), 07/24/2027	GBP 200,000	266,972
Fixed until 12/17/2030 (C), 4.60% (A)	$ 200,000	199,836
JPMorgan Chase & Co.
Fixed until 06/01/2028, 2.07% (A), 06/01/2029	200,000	198,538
Fixed until 04/22/2031, 2.58% (A), 04/22/2032	600,000	608,399
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	224,534
4.55%, 08/16/2028	600,000	682,944
Mitsubishi UFJ Financial Group, Inc. 3-Month LIBOR + 0.86%, 0.98% (A), 07/26/2023	100,000	100,868

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Mizuho Financial Group, Inc.
3-Month LIBOR + 1.00%, 1.20% (A), 09/11/2024	$ 200,000	$ 201,980
Fixed until 05/22/2026, 1.23% (A), 05/22/2027	200,000	194,015
2.56%, 09/13/2031	100,000	97,579
Natwest Group PLC
3.88%, 09/12/2023	300,000	312,856
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	300,000	343,382
NBK SPC Ltd. Fixed until 09/15/2026, 1.63% (A), 09/15/2027 (B)	300,000	292,332
Nykredit Realkredit AS 1.50%, 10/01/2053 (E)	DKK 200,000	29,935
Santander Holdings USA, Inc. 3.45%, 06/02/2025	$ 400,000	419,830
Santander UK Group Holdings PLC Fixed until 03/15/2031, 2.90% (A), 03/15/2032	200,000	202,195
Societe Generale SA Fixed until 12/14/2025, 1.49% (A), 12/14/2026 (B)	200,000	194,887
Standard Chartered PLC Fixed until 01/14/2026, 1.46% (A), 01/14/2027 (B)	300,000	290,561
Stichting AK Rabobank Certificaten 6.50% (F), 12/29/2049 (C) (E)	EUR 210,100	328,898
Sumitomo Mitsui Financial Group, Inc.
2.13%, 07/08/2030	$ 400,000	389,025
2.14%, 09/23/2030	200,000	192,385
Truist Financial Corp. Fixed until 03/01/2030 (C), 5.10% (A)	400,000	447,000
UniCredit SpA Fixed until 09/22/2025, 2.57% (A), 09/22/2026 (B)	350,000	349,259
Wells Fargo & Co. Fixed until 06/17/2026, 3.20% (A), 06/17/2027	200,000	210,956

		10,569,635

Beverages - 0.0% (G)
Bacardi Ltd. 4.70%, 05/15/2028 (B)	100,000	113,182

Biotechnology - 0.1%
Amgen, Inc. 4.40%, 05/01/2045	200,000	239,416

Building Products - 0.1%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	300,000	315,639
Standard Industries, Inc. 4.38%, 07/15/2030 (B)	200,000	204,024

		519,663

Capital Markets - 0.6%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	200,000	201,750
Brighthouse Holdings LLC 6.50% (F), 07/27/2037 (B) (C)	100,000	90,696

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Charles Schwab Corp. Fixed until 06/01/2026 (C), 4.00% (A) (D)	$ 100,000	$ 102,000
Credit Suisse Group AG
Fixed until 06/05/2025, 2.19% (A), 06/05/2026 (B)	300,000	301,807
4.28%, 01/09/2028 (B)	300,000	325,846
Deutsche Bank AG
Fixed until 11/19/2029, 1.75% (A), 11/19/2030 (E)	EUR 100,000	118,180
Fixed until 05/28/2031, 3.04% (A), 05/28/2032 (H)	$ 200,000	201,753
Fixed until 11/26/2024, 3.96% (A), 11/26/2025	200,000	211,236
Goldman Sachs Group, Inc. 3-Month LIBOR + 1.75%, 1.89% (A), 10/28/2027	300,000	313,985
MSCI, Inc. 3.63%, 11/01/2031 (B)	100,000	103,750
UBS Group AG 4.13%, 09/24/2025 (B)	400,000	432,058

		2,403,061

Chemicals - 0.2%
Sasol Financing USA LLC 5.88%, 03/27/2024	300,000	313,050
Syngenta Finance NV
3.13%, 03/28/2022	70,000	70,274
5.18%, 04/24/2028 (B)	200,000	224,698
Yara International ASA 3.15%, 06/04/2030 (B)	200,000	206,532

		814,554

Communications Equipment - 0.1%
Motorola Solutions, Inc. 2.30%, 11/15/2030	200,000	193,429

Consumer Finance - 0.1%
Ford Motor Credit Co. LLC 4.14%, 02/15/2023	200,000	204,760
Nissan Motor Acceptance Co. LLC 2.00%, 03/09/2026 (B)	100,000	98,547
OneMain Finance Corp. 8.88%, 06/01/2025	200,000	214,000

		517,307

Containers & Packaging - 0.1%
Amcor Flexibles North America, Inc. 2.63%, 06/19/2030	200,000	200,916
Berry Global, Inc. 4.88%, 07/15/2026 (B)	200,000	206,884

		407,800

Diversified Financial Services - 0.4%
Aviation Capital Group LLC 5.50%, 12/15/2024 (B)	200,000	218,865
DAE Funding LLC
1.55%, 08/01/2024 (B)	200,000	198,500
2.63%, 03/20/2025 (B)	200,000	200,750
Helios Leasing I LLC 1.56%, 09/28/2024	24,692	24,910

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	$ 200,000	$ 206,206
Mitsubishi HC Capital, Inc. 2.65%, 09/19/2022 (B)	300,000	303,303
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (B)	200,000	205,500
Realkredit Danmark A/S 1.50%, 10/01/2053 (E)	DKK 100,000	14,984
United Wholesale Mortgage LLC 5.50%, 11/15/2025 (B)	$ 100,000	101,875

		1,474,893

Diversified Telecommunication Services - 0.1%
AT&T, Inc. 3.65%, 06/01/2051	200,000	207,895
Bell Telephone Co. of Canada / Bell Canada 4.30%, 07/29/2049	100,000	121,803
Level 3 Financing, Inc. 3.88%, 11/15/2029 (B)	200,000	203,500

		533,198

Electric Utilities - 1.5%
Alabama Power Co. 4.15%, 08/15/2044	200,000	234,554
Arizona Public Service Co. 2.65%, 09/15/2050	100,000	90,537
Centrais Eletricas Brasileiras SA 4.63%, 02/04/2030 (B)	200,000	198,002
DTE Electric Co. 3.70%, 06/01/2046	600,000	678,163
Edison International 3.55%, 11/15/2024	100,000	104,622
Entergy Mississippi LLC 2.85%, 06/01/2028	700,000	730,625
Georgia Power Co. 4.30%, 03/15/2042	100,000	114,163
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	200,000	209,241
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B)	200,000	190,875
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	100,000	113,025
Pacific Gas & Electric Co.
1.37%, 03/10/2023	100,000	99,383
3.45%, 07/01/2025	250,000	259,194
3.50%, 06/15/2025 (I) (J)	110,000	114,170
3.75%, 07/01/2028 - 08/15/2042	450,000	446,624
Pennsylvania Electric Co. 3.60%, 06/01/2029 (B)	400,000	425,982
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.38%, 02/05/2050 (B)	200,000	202,000
Southern California Edison Co.
3.90%, 03/15/2043	100,000	106,826
4.00%, 04/01/2047	300,000	331,880
4.65%, 10/01/2043	300,000	351,350
Southwestern Electric Power Co. 6.20%, 03/15/2040	400,000	554,427

		5,555,643

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components - 0.1%
Flex Ltd.
4.75%, 06/15/2025	$ 100,000	$ 108,827
4.88%, 06/15/2029	100,000	113,535

		222,362

Entertainment - 0.0% (G)
Activision Blizzard, Inc. 2.50%, 09/15/2050	100,000	87,933

Equity Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc. 4.50%, 07/30/2029	200,000	230,083
American Campus Communities Operating Partnership LP 2.85%, 02/01/2030	200,000	204,240
American Tower Corp.
2.10%, 06/15/2030	100,000	96,386
3.38%, 10/15/2026	400,000	425,232
4.00%, 06/01/2025	760,000	813,582
4.40%, 02/15/2026	400,000	436,715
Brixmor Operating Partnership LP 3-Month LIBOR + 1.05%, 1.18% (A), 02/01/2022	400,000	400,224
Essex Portfolio LP 4.00%, 03/01/2029	300,000	332,133
National Retail Properties, Inc. 4.80%, 10/15/2048	300,000	376,852
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033 (D)	100,000	97,593
STORE Capital Corp. 2.75%, 11/18/2030	200,000	198,550
UDR, Inc. 3.00%, 08/15/2031	100,000	104,259
WP Carey, Inc. 4.60%, 04/01/2024	300,000	318,538

		4,034,387

Gas Utilities - 0.1%
Southern California Gas Co.
2.55%, 02/01/2030	100,000	102,638
4.13%, 06/01/2048	300,000	359,267

		461,905

Health Care Providers & Services - 0.5%
Adventist Health System 2.43%, 09/01/2024	160,000	162,300
AHS Hospital Corp. 5.02%, 07/01/2045	200,000	273,305
CHRISTUS Health 4.34%, 07/01/2028	200,000	226,484
CVS Health Corp. 5.05%, 03/25/2048	300,000	393,510
Fresenius Medical Care US Finance III, Inc. 2.38%, 02/16/2031 (B) (D)	200,000	191,322
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	100,000	132,013
HCA, Inc. 4.13%, 06/15/2029	100,000	110,133
Northwell Healthcare, Inc. 3.98%, 11/01/2046	200,000	227,869

		1,716,936

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure - 0.3%
Expedia Group, Inc. 6.25%, 05/01/2025 (B)	$ 232,000	$ 261,832
GLP Capital LP / GLP Financing II, Inc.
4.00%, 01/15/2030	100,000	105,805
5.38%, 04/15/2026	60,000	66,814
Marriott International, Inc. 2.85%, 04/15/2031	100,000	99,805
McDonald’s Corp. 3.80%, 04/01/2028	300,000	329,848
Sands China Ltd. 3.80%, 01/08/2026	300,000	301,542

		1,165,646

Insurance - 0.3%
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	100,000	103,040
Fidelity National Financial, Inc. 3.40%, 06/15/2030	200,000	211,347
First American Financial Corp. 4.60%, 11/15/2024	10,000	10,822
Guardian Life Insurance Co. of America 3.70%, 01/22/2070 (B)	100,000	109,732
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	100,000	127,760
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	500,000	575,317

		1,138,018

Interactive Media & Services - 0.1%
Alphabet, Inc. 1.90%, 08/15/2040	100,000	91,355
Tencent Holdings Ltd. 3.98%, 04/11/2029 (B)	100,000	108,827

		200,182

Internet & Direct Marketing Retail - 0.1%
Alibaba Group Holding Ltd. 2.70%, 02/09/2041	200,000	183,076

IT Services - 0.1%
CGI, Inc. 2.30%, 09/14/2031 (B)	200,000	192,830

Life Sciences Tools & Services - 0.0% (G)
Illumina, Inc. 2.55%, 03/23/2031	100,000	100,083

Machinery - 0.1%
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	400,000	423,149

Media - 0.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	400,000	416,000
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	300,000	328,612
4.80%, 03/01/2050	200,000	224,661
Comcast Corp. 2.94%, 11/01/2056 (B)	941,000	900,271

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Discovery Communications LLC 4.00%, 09/15/2055	$ 243,000	$ 255,619

		2,125,163

Multi-Utilities - 0.1%
CenterPoint Energy, Inc. Fixed until 09/01/2023 (C), 6.13% (A) (D)	100,000	104,000
Public Service Co. of Colorado 1.88%, 06/15/2031 (D)	100,000	97,321
San Diego Gas & Electric Co. 1.70%, 10/01/2030	100,000	95,795

		297,116

Oil, Gas & Consumable Fuels - 1.0%
Boardwalk Pipelines LP 3.40%, 02/15/2031	200,000	206,663
Diamondback Energy, Inc. 2.88%, 12/01/2024	170,000	176,399
Energy Transfer LP
4.75%, 01/15/2026	400,000	437,319
7.50%, 07/01/2038	50,000	69,055
Enterprise Products Operating LLC 3.20%, 02/15/2052	230,000	226,423
Kinder Morgan, Inc. 7.75%, 01/15/2032	100,000	140,621
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024 (B)	200,000	207,329
Pertamina Persero PT 4.18%, 01/21/2050 (B)	200,000	205,856
Petronas Energy Canada Ltd. 2.11%, 03/23/2028 (B)	200,000	200,228
Rockies Express Pipeline LLC 4.80%, 05/15/2030 (B)	200,000	208,500
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	600,000	652,634
Saudi Arabian Oil Co. 1.63%, 11/24/2025 (B)	200,000	198,739
Sinopec Group Overseas Development Ltd. 4.13%, 09/12/2025 (B)	500,000	542,693
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.00%, 01/15/2032 (B)	100,000	104,500
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	100,000	127,679
Williams Cos., Inc. 2.60%, 03/15/2031	100,000	99,432
Woodside Finance Ltd. 3.65%, 03/05/2025 (B)	10,000	10,512

		3,814,582

Pharmaceuticals - 0.2%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	600,000	702,216
Jazz Securities DAC 4.38%, 01/15/2029 (B)	200,000	207,088

		909,304

Professional Services - 0.1%
Block Financial LLC 3.88%, 08/15/2030	200,000	214,194

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Professional Services (continued)
IHS Markit Ltd. 4.75%, 08/01/2028	$ 200,000	$ 231,750

		445,944

Road & Rail - 0.1%
Avolon Holdings Funding Ltd.
2.53%, 11/18/2027 (B)	79,000	76,796
2.88%, 02/15/2025 (B)	100,000	102,190
Park Aerospace Holdings Ltd. 5.50%, 02/15/2024 (B)	28,000	30,030
Union Pacific Corp. 4.10%, 09/15/2067	100,000	122,009

		331,025

Semiconductors & Semiconductor Equipment - 0.1%
Broadcom, Inc.
3.19%, 11/15/2036 (B)	100,000	99,990
4.30%, 11/15/2032	300,000	337,534
Marvell Technology, Inc. 4.20%, 06/22/2023	80,000	83,124

		520,648

Software - 0.6%
Citrix Systems, Inc. 1.25%, 03/01/2026	100,000	97,439
Fair Isaac Corp. 4.00%, 06/15/2028 (B)	100,000	102,755
Microsoft Corp. 2.92%, 03/17/2052	189,000	201,480
Oracle Corp.
1.65%, 03/25/2026 (H)	700,000	694,868
2.95%, 05/15/2025	760,000	789,400
VMware, Inc. 4.65%, 05/15/2027	200,000	225,063

		2,111,005

Technology Hardware, Storage & Peripherals - 0.1%
Dell International LLC / EMC Corp. 8.10%, 07/15/2036	216,000	329,098
Seagate HDD Cayman 4.13%, 01/15/2031	200,000	208,080

		537,178

Tobacco - 0.1%
Imperial Brands Finance PLC 3.13%, 07/26/2024 (B)	400,000	413,399

Trading Companies & Distributors - 0.1%
BOC Aviation Ltd. 3.50%, 10/10/2024 (B)	200,000	209,189
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	200,000	206,750

		415,939

Transportation Infrastructure - 0.0% (G)
Sydney Airport Finance Co. Pty Ltd. 3.90%, 03/22/2023 (B)	100,000	103,197

Wireless Telecommunication Services - 0.1%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 5.15%, 09/20/2029 (B)	200,000	220,490

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
T-Mobile USA, Inc.
2.55%, 02/15/2031	$ 100,000	$ 99,608
2.63%, 04/15/2026	100,000	100,500

		420,598

Total Corporate Debt Securities (Cost $45,546,635)		47,909,170

FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
Canada - 0.1%
Province of Quebec 2.50%, 04/20/2026	600,000	628,903

Dominican Republic - 0.1%
Dominican Republic International Bond 4.88%, 09/23/2032 (B)	200,000	203,250

Japan - 0.2%
Japan Finance Organization for Municipalities 2.13%, 10/25/2023 (B)	800,000	818,003

Peru - 0.1%
Peru Government International Bond
5.94%, 02/12/2029 (B)	PEN 600,000	153,802
5.94%, 02/12/2029 (E)	700,000	179,435
8.20%, 08/12/2026 (B)	400,000	114,179

		447,416

Qatar - 0.1%
Qatar Government International Bond
4.40%, 04/16/2050 (B)	$ 200,000	248,458
4.50%, 01/20/2022 (E)	200,000	200,440

		448,898

Romania - 0.1%
Romania Government International Bond 2.75%, 04/14/2041 (B)	EUR 200,000	203,110

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 4.50%, 04/22/2060 (E)	$ 200,000	245,940

Total Foreign Government Obligations (Cost $3,071,614)		2,995,520

LOAN ASSIGNMENTS - 0.1%
Capital Markets - 0.1%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61%, 10/15/2038 (K) (L) (M)	327,542	313,092

IT Services - 0.0% (G)
Virtusa Corp. 1st Lien Term Loan B, 1-Month LIBOR + 3.75%, 4.50% (A), 02/11/2028	99,250	99,374

Total Loan Assignments (Cost $421,244)		412,466

MORTGAGE-BACKED SECURITIES - 1.8%
Angel Oak Mortgage Trust Series 2020-4, Class A1, 1.47% (A), 06/25/2065 (B)	81,215	81,075

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 1.16% (A), 04/15/2036 (B)	$ 300,000	$ 299,303
Bear Stearns Alt-A Trust Series 2005-7, Class 22A1, 2.87% (A), 09/25/2035	86,935	65,265
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.28%, 0.38% (A), 05/25/2037	143,392	139,063
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	300,000	324,882
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-AR7, Class 2A1, 2.91% (A), 11/25/2034	31,617	33,654
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	600,000	623,888
DROP Mortgage Trust Series 2021-FILE, Class A, 1-Month LIBOR + 1.15%, 1.26% (A), 04/15/2026 (B)	100,000	100,030
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.24% (A), 12/10/2044 (E)	GBP 14,306	19,288
Extended Stay America Trust Series 2021-ESH, Class A, 1-Month LIBOR + 1.08%, 1.19% (A), 07/15/2038 (B)	$ 298,447	298,840
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 2.66% (A), 07/19/2035	23,165	19,409
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	400,000	413,893
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	248,560	263,317
MASTR Alternative Loan Trust Series 2003-9, Class 4A1, 5.25%, 11/25/2033	80,703	83,387
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 0.78% (A), 04/25/2028	69,914	69,541
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	115,030	116,821
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	500,000	525,174

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 0.91% (A), 12/15/2048	$ 629,001	$ 4,349
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 0.62% (A), 05/25/2035	10,834	10,938
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	400,000	431,414
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1,
2.75% (A), 07/25/2059 (B)	329,382	335,427
Series 2020-RPL1, Class A1,
2.75% (A), 11/25/2059 (B)	132,798	134,990
NYO Commercial Mortgage Trust Series 2021-1290, Class A, 1-Month LIBOR + 1.10%, 1.21% (A), 11/15/2038 (B)	300,000	298,367
Towd Point Mortgage Funding Series 2019-GR4A, Class A1, 3-Month GBP LIBOR + 1.03%, 1.24% (A), 10/20/2051 (B)	GBP 395,259	538,455
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (A), 10/25/2059 (B)	$ 116,426	118,666
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.28% (A), 06/10/2059 (E)	GBP 158,328	210,745
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 0.83% (A), 06/10/2059 (E)	36,187	48,069
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 0.43% (A), 06/10/2059 (E)	43,079	56,773
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 0.63% (A), 06/10/2059 (E)	33,889	44,830
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR4, Class A5,
2.83% (A), 04/25/2035	$ 14,599	14,732
Series 2006-AR9, Class 2A,
1-COFI + 1.50%, 1.73% (A), 08/25/2046	223,523	219,236
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	500,000	532,017

Total Mortgage-Backed Securities (Cost $6,325,274)		6,475,838

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
California - 0.1%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	100,000	149,460

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	$ 100,000	$ 158,707
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	150,000	236,740

		544,907

New Jersey - 0.0% (G)
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 2.55%, 06/15/2023	100,000	102,279

New York - 0.1%
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	200,000	197,218

Pennsylvania - 0.1%
Commonwealth Financing Authority, Revenue Bonds, Series A, 2.99%, 06/01/2042	200,000	204,794

Texas - 0.1%
Texas Transportation Commission State Highway Fund, Revenue Bonds, 4.00%, 10/01/2033	200,000	239,059

Utah - 0.0% (G)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 0.85% (A), 12/26/2031	32,219	32,301

Wisconsin - 0.0% (G)
State of Wisconsin, Revenue Bonds, Series A, 2.10%, 05/01/2026	100,000	102,420

Total Municipal Government Obligations (Cost $1,339,789)		1,422,978

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.1%
Export-Import Bank of the US 1.58%, 11/16/2024	26,939	27,164
Federal Home Loan Mortgage Corp. 4.50%, 08/01/2048	242,117	264,196
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.21% (A), 04/25/2028	600,000	652,703
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 0.44% (A), 01/15/2038	227,182	227,604
1-Month LIBOR + 0.40%, 0.51% (A), 02/15/2041 - 09/15/2045	477,550	483,479
3.50%, 01/15/2048	690,024	749,170
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.89% (A), 01/15/2038	227,182	13,475

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month LIBOR + 5.89%, 5.78% (A), 09/15/2043	$ 261,121	$ 44,361
Federal National Mortgage Association
3.50%, 06/01/2045	66,506	71,068
3.79%, 01/01/2029	400,000	434,834
4.00%, 09/01/2050	2,165,191	2,300,746
4.50%, 03/01/2039 - 02/01/2041	103,729	114,601
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 0.65% (A), 02/25/2041	43,188	43,350
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	128,528	8,141
Government National Mortgage Association 1-Month LIBOR + 0.80%, 0.88% (A), 05/20/2066 - 06/20/2066	981,950	993,840
Uniform Mortgage-Backed Security
1.50%, TBA (N)	300,000	300,937
3.00%, TBA (N)	5,700,000	5,899,555
4.00%, TBA (N)	5,000,000	5,316,602
4.50%, TBA (N)	900,000	964,266

Total U.S. Government Agency Obligations (Cost $18,846,414)		18,910,092

U.S. GOVERNMENT OBLIGATIONS - 8.2%
U.S. Treasury - 8.2%
U.S. Treasury Bond
1.13%, 05/15/2040	880,000	773,747
1.38%, 11/15/2040 - 08/15/2050 (O)	8,780,000	7,999,902
1.75%, 08/15/2041	1,700,000	1,653,516
1.88%, 02/15/2041	5,600,000	5,560,406
1.88%, 02/15/2051 (O)	200,000	198,781
2.00%, 11/15/2041	3,100,000	3,145,531
2.25%, 05/15/2041	600,000	632,156
2.88%, 11/15/2046 (O)	1,200,000	1,424,766
3.00%, 02/15/2048 - 08/15/2048 (O)	1,670,000	2,048,299
3.13%, 11/15/2041 - 05/15/2048 (O)	2,310,000	2,834,685
4.38%, 05/15/2041 (O)	1,900,000	2,684,121
U.S. Treasury Bond, Principal Only STRIPS Zero Coupon, 05/15/2050	2,100,000	1,215,915

Total U.S. Government Obligations (Cost $29,168,419)		30,171,825

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 0.3%
Federal Home Loan Bank Discount Notes 0.04% (P), 02/02/2022	1,200,000	1,199,980

Total Short-Term U.S. Government Agency Obligation (Cost $1,199,957)		1,199,980

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 49.6%
U.S. Cash Management Bill
0.06% (P), 03/22/2022	33,400,000	33,395,079
0.10% (P), 04/26/2022 (Q)	3,300,000	3,299,223
U.S. Treasury Bill
0.01% (P), 01/18/2022	2,900,000	2,899,982
0.01% (P), 02/10/2022 (Q)	4,000,000	3,999,863

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bill (continued)
0.05% (P), 02/17/2022 - 03/31/2022	$ 58,500,000	$ 58,494,735
0.05% (P), 03/10/2022 - 03/17/2022 (Q)	18,300,000	18,298,066
0.06% (P), 03/17/2022 - 04/07/2022 (Q)	35,200,000	35,193,802
0.06% (P), 04/21/2022 (Q)	8,900,000	8,898,031
0.07% (P), 04/28/2022	19,400,000	19,395,274

Total Short-Term U.S. Government Obligations (Cost $183,876,370)		183,874,055

	Shares	Value
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (P)	669,683	669,683

Total Other Investment Company (Cost $669,683)		669,683

Principal	Value
REPURCHASE AGREEMENT - 1.6%

Fixed Income Clearing Corp., 0.00% (P), dated 12/31/2021, to be repurchased at $5,911,813 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $6,030,161.

$ 5,911,813	$ 5,911,813

Total Repurchase Agreement (Cost $5,911,813)	5,911,813

Total Investments Excluding Options Purchased (Cost $305,235,958)	308,842,912
Total Options Purchased - 1.9% (Cost $8,892,011)	7,110,920

Total Investments (Cost $314,127,969)	315,953,832
Net Other Assets (Liabilities) - 14.7%	54,651,096

Net Assets - 100.0%	$ 370,604,928

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	3,925.00	12/16/2022	USD	217,814,426	457	$8,892,011	$7,110,920

OVER-THE-COUNTER CREDIT DEFAULT SWAPTIONS WRITTEN:

Description	Counterparty	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - North America High Yield Index - Series 36	DUB	Pay	1.02%	01/19/2022	USD	1,000,000	$(4,900)	$(269)
Put - North America Investment Grade Index - Series 37	GSI	Pay	0.85	04/20/2022	USD	900,000	(990)	(635)
Put - North America Investment Grade Index - Series 37	JPM	Pay	0.95	04/20/2022	USD	300,000	(383)	(161)
Put - North America Investment Grade Index - Series 37	MSC	Pay	0.80	01/19/2022	USD	400,000	(510)	(16)
Put - North America Investment Grade Index - Series 37	MSC	Pay	0.90	04/20/2022	USD	1,100,000	(2,090)	(675)
Put - North America Investment Grade Index - Series 37	GSI	Pay	0.90	04/20/2022	USD	1,000,000	(1,670)	(614)
Put - North America Investment Grade Index - Series 37	MSC	Pay	0.95	04/20/2022	USD	300,000	(383)	(161)

Total							$(10,926)	$(2,531)

							Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS							$(10,929)	$(2,531)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (R)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021 (S)	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
AT&T Inc., 3.80%, 02/15/2027	1.00%	Quarterly	12/20/2025	0.54%	USD	100,000	$1,829	$1,085	$744
AT&T Inc., 3.80%, 02/15/2027	1.00	Quarterly	06/20/2026	0.62	USD	300,000	5,236	3,888	1,348
Boeing Co., 2.60%, 07/30/2025	1.00	Quarterly	06/20/2023	0.59	USD	100,000	659	293	366
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	12/20/2026	0.67	USD	100,000	1,587	1,332	255
Morgan Stanley, 3.75%, 02/25/2023	1.00	Quarterly	12/20/2022	0.32	USD	100,000	702	664	38
Verizon Communications, Inc., 4.13%, 03/16/2017	1.00	Quarterly	12/20/2026	0.58	USD	200,000	4,107	4,484	(377)

Total							$14,120	$11,746	$2,374

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 36	1.00%	Quarterly	12/20/2026	USD	400,000	$(15,947)	$(13,294)	$(2,653)
North America High Yield Index - Series 37	5.00	Quarterly	12/20/2026	USD	600,000	55,842	54,449	1,393
North America Investment Grade Index - Series 36	1.00	Quarterly	06/20/2026	USD	700,000	17,241	15,962	1,279
North America Investment Grade Index - Series 37	1.00	Quarterly	12/20/2026	USD	11,400,000	280,740	259,827	20,913

Total						$337,876	$316,944	$20,932

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	200,000	$(2,215)	$1	$(2,216)
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	700,000	(7,470)	607	(8,077)
3-Month USD-LIBOR	Pay	1.00	Semi-Annually/Quarterly	12/16/2030	USD	2,800,000	126,640	138,390	(11,750)
3-Month USD-LIBOR	Pay	1.44	Semi-Annually/Quarterly	07/21/2031	USD	1,200,000	4,132	—	4,132
3-Month USD-LIBOR	Pay	1.45	Semi-Annually/Quarterly	07/16/2031	USD	1,000,000	2,853	—	2,853
3-Month USD-LIBOR	Pay	1.47	Semi-Annually/Quarterly	07/15/2031	USD	1,600,000	2,167	—	2,167
3-Month USD-LIBOR	Pay	1.49	Semi-Annually/Quarterly	06/23/2031	USD	700,000	3,971	—	3,971
3-Month USD-LIBOR	Pay	2.00	Semi-Annually/Quarterly	12/15/2051	USD	800,000	(56,091)	(25,838)	(30,253)
6-Month EUR-EURIBOR	Receive	0.25	Semi-Annually/Annually	03/16/2032	EUR	1,300,000	(11,957)	24,212	(36,169)
12-Month USD -SOFR	Pay	1.75	Annually	12/15/2051	USD	900,000	(69,787)	(37,903)	(31,884)

Total							$(7,757)	$99,469	$(107,226)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (R)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021 (S)	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Colombia Government International Bond, 10.38%, 01/28/2033	CITI	1.00%	Quarterly	12/20/2026	2.03%	USD	100,000	$ (4,766)	$ (2,487)	$ (2,279)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021 (S)	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Colombia Government International Bond, 10.38%, 01/28/2033	MSC	1.00%	Quarterly	12/20/2026	2.03%	USD	100,000	$ (4,766)	$ (2,398)	$ (2,368)
Republic of South Africa Government International Bond, 5.88%, 09/16/2025	GSI	1.00	Quarterly	12/20/2026	2.02	USD	300,000	(14,251)	(14,281)	30

Total								$ (23,783)	$ (19,166)	$ (4,617)

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	900,000	$6,247	$(35,780)	$42,027
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	599,583	4,856	(32,986)	37,842

Total							$11,103	$(68,766)	$79,869

Value
OTC Swap Agreements, at value (Assets)	$11,103
OTC Swap Agreements, at value (Liabilities)	$(23,783)

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	6	03/31/2022	$1,311,711	$1,309,031	$—	$(2,680)
5-Year U.S. Treasury Note	54	03/31/2022	6,537,491	6,532,734	—	(4,757)
10-Year U.S. Treasury Note	110	03/22/2022	14,276,950	14,351,563	74,613	—
30-Year U.S. Treasury Bond	14	03/22/2022	2,242,471	2,246,125	3,654	—
E-Mini Russell 2000® Index	166	03/18/2022	18,299,135	18,615,240	316,105	—
Euro-BTP Italy Government Bond	11	03/08/2022	1,866,707	1,841,079	—	(25,628)
MSCI EAFE Index	479	03/18/2022	54,491,909	55,607,110	1,115,201	—
S&P 500® E-Mini Index	822	03/18/2022	191,907,409	195,574,350	3,666,941	—

Total					$5,176,514	$(33,065)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
Euro OAT	(9)	03/08/2022	$(1,694,636)	$(1,671,716)	$22,920	$—
German Euro Bund	(21)	03/08/2022	(4,159,576)	(4,097,198)	62,378	—

Total					$85,298	$—

Total Futures Contracts					$5,261,812	$(33,065)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/12/2022	MXN	38,000	USD	1,856	$—	$(4)
BNP	01/24/2022	RUB	290,410	USD	3,965	—	(119)
BOA	01/12/2022	USD	1,825	MXN	38,000	—	(27)
BOA	03/04/2022	MXN	38,000	USD	1,808	27	—
CITI	01/04/2022	USD	774,602	EUR	683,000	—	(3,054)
CITI	03/18/2022	RUB	2,137,138	USD	28,363	—	(406)
CITI	03/25/2022	USD	543,655	PEN	2,002,388	44,363	—
CSS	01/04/2022	USD	1,863	BRL	10,394	—	(2)
CSS	01/04/2022	BRL	10,394	USD	1,827	38	—
CSS	02/02/2022	USD	1,814	BRL	10,394	—	(37)
GSB	01/04/2022	USD	1,840	BRL	10,394	—	(24)
GSB	01/04/2022	BRL	10,394	USD	1,863	2	—
GSB	01/24/2022	RUB	2,623,479	USD	36,094	—	(1,349)
GSB	02/18/2022	RUB	1,546,215	USD	20,869	—	(499)
HSBC	01/07/2022	USD	1,011,652	GBP	759,000	—	(15,678)
HSBC	02/18/2022	RUB	1,401,241	USD	19,334	—	(874)
HSBC	03/18/2022	RUB	812,853	USD	10,794	—	(161)
MSC	04/01/2022	USD	119,201	DKK	756,088	3,220	—

Total						$47,650	$(22,234)

INVESTMENT VALUATION:

Valuation Inputs (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (W)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$8,889,492	$—	$8,889,492
Corporate Debt Securities	—	47,909,170	—	47,909,170
Foreign Government Obligations	—	2,995,520	—	2,995,520
Loan Assignments	—	99,374	313,092	412,466
Mortgage-Backed Securities	—	6,475,838	—	6,475,838
Municipal Government Obligations	—	1,422,978	—	1,422,978
U.S. Government Agency Obligations	—	18,910,092	—	18,910,092
U.S. Government Obligations	—	30,171,825	—	30,171,825
Short-Term U.S. Government Agency Obligation	—	1,199,980	—	1,199,980
Short-Term U.S. Government Obligations	—	183,874,055	—	183,874,055
Other Investment Company	669,683	—	—	669,683
Repurchase Agreement	—	5,911,813	—	5,911,813
Exchange-Traded Options Purchased	7,110,920	—	—	7,110,920

Total Investments	$7,780,603	$307,860,137	$313,092	$315,953,832

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$367,943	$—	$367,943
Centrally Cleared Interest Rate Swap Agreements	—	139,763	—	139,763
Over-the-Counter Credit Default Swap Agreements	—	11,103	—	11,103
Futures Contracts (X)	5,261,812	—	—	5,261,812
Forward Foreign Currency Contracts (X)	—	47,650	—	47,650

Total Other Financial Instruments	$5,261,812	$566,459	$—	$5,828,271

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (W)	Value
LIABILITIES
Other Financial Instruments
Over-the-Counter Credit Default Swaptions Written	$—	$(2,531)	$—	$(2,531)
Centrally Cleared Credit Default Swap Agreements	—	(15,947)	—	(15,947)
Centrally Cleared Interest Rate Swap Agreements	—	(147,520)	—	(147,520)
Over-the-Counter Credit Default Swap Agreements	—	(23,783)	—	(23,783)
Futures Contracts (X)	(33,065)	—	—	(33,065)
Forward Foreign Currency Contracts (X)	—	(22,234)	—	(22,234)

Total Other Financial Instruments	$(33,065)	$(212,015)	$—	$(245,080)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $28,887,473, representing 7.8% of the Portfolio’s net assets.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $753,252, collateralized by cash collateral of $669,683 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $99,248. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2021, the total value of Regulation S securities is $1,497,517, representing 0.4% of the Portfolio’s net assets.
(F)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of December 31, 2021; the maturity dates disclosed are the ultimate maturity dates.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Restricted securities. At December 31, 2021, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Deutsche Bank AG Fixed until 05/28/2031 3.04%, 05/28/2032	06/03/2021	$199,708	$201,753	0.1%

Corporate Debt Securities	Oracle Corp. 1.65%, 03/25/2026	03/22/2021	699,664	694,868	0.2

Total			$899,372	$896,621	0.3%

(I)	Security in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2021, the value of this security is $114,170, representing less than 0.1% of the Portfolio’s net assets.
(J)	Non-income producing security.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2021, the total value of securities is $576,409, representing 0.2% of the Portfolio’s net assets.
(L)	Security is Level 3 of the fair value hierarchy.
(M)	Fixed rate loan commitment at December 31, 2021.
(N)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(O)	Securities are subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2021 was $1,337,615 at a weighted average interest rate of (0.06)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(P)	Rates disclosed reflect the yields at December 31, 2021.
(Q)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $13,092,165.
(R)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(S)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(T)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(W)	Level 3 securities were not considered significant to the Portfolio.
(X)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
CSS	Credit Suisse Securities (USA) LLC
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co.

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
COFI	11th District Monthly Weighted Average Cost of Funds Index
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $308,216,156) (including securities loaned of $753,252)	$310,042,019
Repurchase agreement, at value (cost $5,911,813)	5,911,813
Cash	1
Cash collateral pledged at broker for:
Centrally cleared swap agreements	1,074,000
Futures contracts	656,000
OTC swap agreements, at value	11,103
Foreign currency, at value (cost $239,302)	239,932
Receivables and other assets:
Investments sold	66,402,885
When-issued, delayed-delivery, forward and TBA commitments sold	11,231,727
Net income from securities lending	590
Shares of beneficial interest sold	631
Interest	592,441
Variation margin receivable on centrally cleared swap agreements	33,581
Unrealized appreciation on forward foreign currency contracts	47,650

Total assets	396,244,373

Liabilities:
Cash collateral received upon return of:
Securities on loan	669,683
Cash collateral at broker for:
TBA commitments	35,000
Written options and swaptions, at value (premium received $10,926)	2,531
OTC swap agreements, at value	23,783
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	23,799,975
Shares of beneficial interest redeemed	161,385
Investment management fees	257,062
Distribution and service fees	75,728
Transfer agent costs	826
Trustees, CCO and deferred compensation fees	3,872
Audit and tax fees	33,279
Custody fees	37,493
Legal fees	1,836
Printing and shareholder reports fees	63,792
Other accrued expenses	7,512
Variation margin payable on futures contracts	443,454
Unrealized depreciation on forward foreign currency contracts	22,234

Total liabilities	25,639,445

Net assets	$370,604,928

Net assets consist of:
Capital stock ($0.01 par value)	$309,041
Additional paid-in capital	330,897,990
Total distributable earnings (accumulated losses)	39,397,897

Net assets	$370,604,928

Net assets by class:
Initial Class	$13,976,281
Service Class	356,628,647

Shares outstanding:
Initial Class	1,136,011
Service Class	29,768,082

Net asset value and offering price per share:
Initial Class	$12.30
Service Class	11.98

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Interest income	$3,363,814
Net income from securities lending	9,191

Total investment income	3,373,005

Expenses:
Investment management fees	3,114,966
Distribution and service fees:
Service Class	919,334
Transfer agent costs	5,172
Trustees, CCO and deferred compensation fees	15,237
Audit and tax fees	45,873
Custody fees	91,838
Legal fees	21,957
Printing and shareholder reports fees	43,935
Other	30,176

Total expenses	4,288,488

Net investment income (loss)	(915,483)

Net realized gain (loss) on:
Investments	(8,072,040)
Written options and swaptions	27,509
Swap agreements	(50,510)
Futures contracts	52,793,330
Forward foreign currency contracts	64,280
Foreign currency transactions	(19,424)
TBA commitments	(10,195)

Net realized gain (loss)	44,732,950

Net change in unrealized appreciation (depreciation) on:
Investments	(9,900,895)
Written options and swaptions	8,395
Swap agreements	(43,884)
Futures contracts	(99,400)
Forward foreign currency contracts	(11,822)
Translation of assets and liabilities denominated in foreign currencies	(5,390)
TBA commitments	6,117

Net change in unrealized appreciation (depreciation)	(10,046,879)

Net realized and change in unrealized gain (loss)	34,686,071

Net increase (decrease) in net assets resulting from operations	$33,770,588

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$(915,483)	$2,835,276
Net realized gain (loss)	44,732,950	28,363,510
Net change in unrealized appreciation (depreciation)	(10,046,879)	1,653,313

Net increase (decrease) in net assets resulting from operations	33,770,588	32,852,099

Dividends and/or distributions to shareholders:
Initial Class	(1,029,253)	(1,529,913)
Service Class	(27,695,508)	(45,033,455)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(28,724,761)	(46,563,368)

Capital share transactions:
Proceeds from shares sold:
Initial Class	606,205	544,951
Service Class	1,857,003	8,987,735

	2,463,208	9,532,686

Dividends and/or distributions reinvested:
Initial Class	1,029,253	1,529,913
Service Class	27,695,508	45,033,455

	28,724,761	46,563,368

Cost of shares redeemed:
Initial Class	(1,099,275)	(1,452,437)
Service Class	(59,699,745)	(42,730,957)

	(60,799,020)	(44,183,394)

Net increase (decrease) in net assets resulting from capital share transactions	(29,611,051)	11,912,660

Net increase (decrease) in net assets	(24,565,224)	(1,798,609)

Net assets:
Beginning of year	395,170,152	396,968,761

End of year	$370,604,928	$395,170,152

Capital share transactions - shares:
Shares issued:
Initial Class	49,000	45,203
Service Class	152,959	764,136

	201,959	809,339

Shares reinvested:
Initial Class	84,573	133,851
Service Class	2,335,203	4,024,437

	2,419,776	4,158,288

Shares redeemed:
Initial Class	(89,011)	(119,613)
Service Class	(4,958,486)	(3,628,922)

	(5,047,497)	(3,748,535)

Net increase (decrease) in shares outstanding:
Initial Class	44,562	59,441
Service Class	(2,470,324)	1,159,651

	(2,425,762)	1,219,092

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021		December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$12.11		$12.60	$10.34	$12.82	$11.57

Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	0.12	0.19	0.18	0.10
Net realized and unrealized gain (loss)	1.14		0.95	2.07	(0.98)	1.62

Total investment operations	1.14		1.07	2.26	(0.80)	1.72

Dividends and/or distributions to shareholders:
Net investment income	—		(0.52)	—	(0.42)	(0.08)
Net realized gains	(0.95)		(1.04)	—	(1.26)	(0.39)

Total dividends and/or distributions to shareholders	(0.95)		(1.56)	—	(1.68)	(0.47)

Net asset value, end of year	$12.30		$12.11	$12.60	$10.34	$12.82

Total return	9.51%		9.26%	21.97%	(7.49)%	15.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,976		$13,221	$13,002	$11,629	$13,558
Expenses to average net assets	0.88%		0.89%	0.92%	0.94%	0.93%
Net investment income (loss) to average net assets	(0.00	)%(C)	0.98%	1.67%	1.50%	0.79%
Portfolio turnover rate (D)	38%		71%	52%	35%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Rounds to less than 0.01% or (0.01)%.
(D)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$11.85	$12.35	$10.16	$12.63	$11.41

Investment operations:
Net investment income (loss) (A)	(0.03)	0.09	0.16	0.15	0.07
Net realized and unrealized gain (loss)	1.11	0.94	2.03	(0.97)	1.59

Total investment operations	1.08	1.03	2.19	(0.82)	1.66

Dividends and/or distributions to shareholders:
Net investment income	—	(0.49)	—	(0.39)	(0.05)
Net realized gains	(0.95)	(1.04)	—	(1.26)	(0.39)

Total dividends and/or distributions to shareholders	(0.95)	(1.53)	—	(1.65)	(0.44)

Net asset value, end of year	$11.98	$11.85	$12.35	$10.16	$12.63

Total return	9.21%	9.09%	21.56%	(7.68)%	14.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$356,629	$381,949	$383,967	$345,848	$412,129
Expenses to average net assets	1.13%	1.14%	1.17%	1.19%	1.18%
Net investment income (loss) to average net assets	(0.25)%	0.73%	1.42%	1.25%	0.54%
Portfolio turnover rate (B)	38%	71%	52%	35%	47%

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2021. Open funded loan participations and assignments at December 31, 2021, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2021, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2021, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2021, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2021, the Portfolio’s average borrowings are as follows:

Average Daily Borrowings	Weighted Average Interest Rate
$ 13,169,624	0.10%

Open reverse repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2021, the Portfolio earned price drop fee income of $20,024. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2021, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$669,683	$—	$—	$—	$669,683
Total Borrowings	$669,683	$—	$—	$—	$669,683

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2021, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2021, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2021, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$7,110,920	$—	$—	$7,110,920
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	139,763	—	—	367,943	—	507,706
OTC Swaps:
OTC swap agreements, at value	—	—	—	11,103	—	11,103
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	163,565	—	5,098,247	—	—	5,261,812
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	47,650	—	—	—	47,650
Total	$303,328	$47,650	$12,209,167	$379,046	$—	$12,939,191

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value (A)	$—	$—	$—	$(2,531)	$—	$(2,531)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(147,520)	—	—	(15,947)	—	(163,467)
OTC Swaps:
OTC swap agreements, at value	—	—	—	(23,783)	—	(23,783)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(33,065)	—	—	—	—	(33,065)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(22,234)	—	—	—	(22,234)
Total	$(180,585)	$(22,234)	$—	$(42,261)	$—	$(245,080)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$34,300	$—	$(10,213,887)	$—	$—	$(10,179,587)
Written options and swaptions	27,509	—	—	—	—	27,509
Swap agreements	(4,416)	—	—	(46,094)	—	(50,510)
Futures contracts	1,996,905	—	50,796,425	—	—	52,793,330
Forward foreign currency contracts	—	64,280	—	—	—	64,280
Total	$2,054,298	$64,280	$40,582,538	$(46,094)	$—	$42,655,022

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(1,305,289)	$—	$—	$(1,305,289)
Written options and swaptions	—	—	—	8,395	—	8,395
Swap agreements	(122,652)	—	—	78,768	—	(43,884)
Futures contracts	(133,240)	—	33,840	—	—	(99,400)
Forward foreign currency contracts	—	(11,822)	—	—	—	(11,822)
Total	$(255,892)	$(11,822)	$(1,271,449)	$87,163	$—	$(1,452,000)

(A)	Includedwithin Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Includedwithin Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Options:
Average value of option contracts purchased	$5,482,519
Average notional value of swaption contracts purchased	269,231
Average value of option contracts written	(6,743)
Average notional value of swaption contracts written	(1,546,154)
Credit default swaps:
Average notional value — buy protection	3,115,385
Average notional value — sell protection	8,107,507
Interest rate swaps:
Average notional value — pays fixed rate	4,847,525
Average notional value — receives fixed rate	2,418,326
Futures contracts:
Average notional value of contracts — long	276,224,364
Average notional value of contracts — short	(17,521,709)
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	2,473,846
Average contract amounts sold — in USD	4,215,501

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$27	$(27)	$—	$—	$27	$(27)	$—	$—
BNP Paribas	—	—	—	—	123	—	—	123
Citibank, N.A.	44,363	(8,226)	—	36,137	8,226	(8,226)	—	—
Deutsche Bank AG	—	—	—	—	269	—	—	269
Goldman Sachs Bank	2	(2)	—	—	1,872	(2)	—	1,870
Goldman Sachs International	11,103	(11,103)	—	—	15,500	(11,103)	—	4,397
HSBC Bank USA	—	—	—	—	16,713	—	—	16,713
JPMorgan Chase Bank, N.A.	—	—	—	—	161	—	—	161
Morgan Stanley & Co., Inc.	3,220	(3,220)	—	—	5,618	(3,220)	—	2,398
Other Derivatives (C)	12,880,476	—	—	12,880,476	196,571	—	—	196,571

Total	$12,939,191	$(22,578)	$—	$12,916,613	$245,080	$(22,578)	$—	$222,502

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance depends on the Portfolio’s asset class allocation and reallocation from time to time. The investment manager’s and sub-advisers’ decisions may not produce the desired results.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS (continued)

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instrument in which the Portfolio invests, and financial markets generally.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.82%
Over $250 million up to $750 million	0.81
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.94%	May 1, 2022
Service Class	1.19	May 1, 2022
Prior to May 1, 2021
Initial Class	0.95
Service Class	1.20

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 18,635,297	$ 30,761,612	$ 35,864,121	$ 64,903,079

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, premium amortization adjustments, swaps, dollar rolls, straddle loss deferrals, option contracts mark-to-market, forward contracts mark-to-market and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 314,377,022	$ 3,221,847	$ (1,671,507)	$ 1,550,340

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 12,190,743	$ 16,534,018	$ —	$ 35,658,298	$ 10,905,070	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 16,099,860	$ 22,297,238	$ —	$ —	$ (549,624)	$ 1,550,423

11. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

11. NEW ACCOUNTING PRONOUNCEMENT (continued)

Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect ASU 2021-01 to have a material impact on the financial statements.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Tactical – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $16,534,018 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

(unaudited)

MARKET ENVIRONMENT

As markets digested longer-than-expected COVID-19 restrictions and higher-than-expected inflation, investors saw divergent asset class returns. Unlike in recent years when most asset classes moved together in one direction, we saw some clear winners and losers in terms of performance for 2021. Oil and developed market equities saw highly positive returns for example, while sovereign bonds and emerging markets tended to post negative returns for the year.

In the first quarter of 2021, global economic data continued to improve in most regions. The U.S. was a notable standout as consumer sentiment rose, the labor market improved, and manufacturing rebounded strongly, driven by an uptick in demand and a pickup in hiring. In the second quarter, inflation ticked up globally, while U.S. inflation in particular experienced a faster-than-expected acceleration, driven mainly by higher prices of used autos and COVID-sensitive services. Vaccinations continued to advance globally, although the spread of new variants underscored a key risk for the economic recovery, particularly in countries where vaccination rates remained low.

The global economic recovery continued at a slower pace but remained uneven across sectors in the third quarter. Over the quarter, an uptick in COVID-19 delta variant cases slowed U.S. services activity and dented job growth in the leisure and hospitality industries. Meanwhile, similar COVID-19 outbreaks in emerging markets prolonged supply chain bottlenecks, particularly in the auto industry. Production disruptions following Hurricane Ida also exacerbated logistics, contributing to elevated inflation in the U.S. Developed market yield moves were mixed. Global equities were also mixed – in particular, the S&P 500® Index hit multiple all-time highs through the first half of the third quarter, driven by strong corporate earnings and solid economic activity, before ending the quarter about flat.

The global economic recovery continued in the fourth quarter, though momentum slowed alongside the spread of the Omicron variant. Equities broadly gained over the quarter despite volatility related to elevated inflation risks, rising COVID-19 Omicron variant cases, and shifting central bank expectations. The latter contributed to rising front-end interest rates, which in turn spurred yield curve flattening. Within economies, growth remained varied across sectors given differing impacts of rising COVID cases, supply chain disruptions, and higher energy prices. In response to inflationary pressure, central banks shifted policy focus toward normalization.
PERFORMANCE

For the year ended December 31, 2021, Transamerica PIMCO Total Return VP, Initial Class returned -0.87%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned -1.54%.

STRATEGY REVIEW

During the fiscal year ended December 31, 2021, overall interest rate strategies were positive for returns. U.S. curve positioning as well as a short position to U.K. duration drove outperformance as U.K. rates moved higher. Conversely, modest exposure to select emerging markets, particularly Brazil and Peru, detracted from performance and emerging market yields rose over the year.

Spread strategies added to performance for the year. Exposure to the securitized asset sector, including an underweight to Agency mortgage-backed securities (“MBS”) throughout most of the year and an overweight to non-Agency MBS drove outperformance.

Corporate credit exposure was also positive for performance in 2021. This was primarily driven by selection within investment grade corporate credit and modest exposure to high-yield corporate credit as high-yield corporate credit spreads tightened over the year.

Finally, tactical exposure to select developed market and emerging market currencies was negative for performance as global currencies broadly depreciated versus the U.S. dollar over the year.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Mark R. Keisel

Scott A. Mather

Mohit Mittal

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	36.7%
U.S. Government Obligations	21.6
U.S. Government Agency Obligations	15.5
Asset-Backed Securities	12.8
Mortgage-Backed Securities	11.4
Foreign Government Obligations	7.6
Short-Term U.S. Government Obligations	1.8
Other Investment Company	1.0
Preferred Stock	1.0
Short-Term Foreign Government Obligations	0.8
Municipal Government Obligations	0.4
Repurchase Agreement	0.4
Loan Assignment	0.2
Over-the-Counter Interest Rate Swaptions Purchased	0.0 *
Net Other Assets (Liabilities) ^	(11.2)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	7.89
Duration †	5.70

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	38.9%
AAA	16.5
AA	2.1
A	11.5
BBB	24.8
BB	5.8
B	1.4
CCC and Below	5.9
Not Rated	4.3
Net Other Assets (Liabilities) ^	(11.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	(0.87)%	3.81%	3.18%	05/01/2002
Bloomberg US Aggregate Bond Index (A)	(1.54)%	3.57%	2.90%
Service Class	(1.07)%	3.56%	2.94%	05/01/2003

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,001.20	$3.38	$1,021.80	$3.41	0.67%
Service Class	1,000.00	1,000.20	4.64	1,020.60	4.69	0.92

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES - 12.8%
Ameriquest Mortgage Securities Trust Series 2006-R1, Class M1, 1-Month LIBOR + 0.59%, 0.69% (A), 03/25/2036	$65,688	$65,491
Anchorage Capital CLO 11 Ltd. Series 2019-11A, Class AR, 3-Month LIBOR + 1.14%, 1.27% (A), 07/22/2032 (B)	4,300,000	4,300,955
Aqueduct European CLO DAC Series 2017-1A, Class AR, 3-Month EURIBOR + 0.64%, 0.64% (A), 07/20/2030 (B)	EUR 5,467,574	6,209,306
Ares European CLO X DAC Series 10A, Class AR, 3-Month EURIBOR + 0.78%, 0.78% (A), 10/15/2031 (B)	4,400,000	5,005,501
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W4, Class A2D, 1-Month LIBOR + 0.76%, 0.86% (A), 02/25/2036	$2,068,962	1,910,047
Assurant CLO Ltd. Series 2018-3A, Class AR, 3-Month LIBOR + 1.04%, 1.17% (A), 10/20/2031 (B)	5,500,000	5,491,172
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2,
1-Month LIBOR + 0.98%, 1.08% (A), 03/25/2035	320,760	320,705
Series 2005-HE6, Class M2,
1-Month LIBOR + 1.01%, 1.11% (A), 06/25/2035	110,541	110,528
Series 2006-HE10, Class 21A3,
1-Month LIBOR + 0.24%, 0.34% (A), 12/25/2036	12,687,687	12,778,667
Bear Stearns Asset-Backed Securities Trust
Series 2002-2, Class A1,
1-Month LIBOR + 0.66%, 0.76% (A), 10/25/2032	3,714	3,701
Series 2004-1, Class M1,
1-Month LIBOR + 0.98%, 1.08% (A), 06/25/2034	1,158,119	1,181,314
Series 2006-SD3, Class 21A1, 2.69% (A), 07/25/2036	41,736	41,741
BNPP AM CLO DAC Series 2019-1A, Class AR, 3-Month EURIBOR + 0.82%, 0.82% (A), 07/22/2032 (B)	EUR 4,500,000	5,101,039
BRSP Ltd. Series 2021-FL1, Class A, 1-Month LIBOR + 1.15%, 1.25% (A), 08/19/2038 (B)	$5,500,000	5,480,195
CIFC Funding Ltd. Series 2017-4A, Class A1R, 3-Month LIBOR + 0.95%, 1.07% (A), 10/24/2030 (B)	5,400,000	5,400,167

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CIT Mortgage Loan Trust Series 2007-1, Class 1A, 1-Month LIBOR + 1.35%, 1.45% (A), 10/25/2037 (B)	$ 1,856,051	$ 1,864,079
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2004-OPT1, Class M3, 1-Month LIBOR + 0.95%, 1.05% (A), 10/25/2034	3,343,268	3,333,682
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AMC1, Class A1,
1-Month LIBOR + 0.16%, 0.26% (A), 12/25/2036 (B)	6,957,003	4,611,444
Series 2007-FS1, Class 1A1, 4.40% (A), 10/25/2037 (B)	2,036,053	2,084,079
Countrywide Asset-Backed Certificates
Series 2006-20, Class 1A,
1-Month LIBOR + 0.14%, 0.24% (A), 04/25/2047	2,527,752	2,473,695
Series 2006-24, Class 1A,
1-Month LIBOR + 0.14%, 0.24% (A), 06/25/2047	7,144,605	6,852,415
Series 2006-24, Class 2A3,
1-Month LIBOR + 0.15%, 0.25% (A), 06/25/2047	635,111	633,229
Series 2007-2, Class 2A3,
1-Month LIBOR + 0.14%, 0.24% (A), 08/25/2037	1,876,222	1,862,049
CVC Cordatus Loan Fund XI DAC Series 11A, Class AR, 3-Month EURIBOR + 0.65%, 0.65% (A), 10/15/2031 (B)	EUR 4,400,000	4,994,080
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-9, Class MV4, 1-Month LIBOR + 1.58%, 1.68% (A), 11/25/2034	$2,461,986	2,465,130
Evergreen Credit Card Trust Series 2019-2, Class A, 1.90%, 09/16/2024 (B)	8,100,000	8,182,756
First Franklin Mortgage Loan Trust Series 2006-FF14, Class A6, 1-Month LIBOR + 0.31%, 0.41% (A), 10/25/2036	5,400,000	4,762,987
Gallatin CLO IX Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 1.18% (A), 01/21/2028 (B)	4,597,134	4,597,231
GSAMP Trust Series 2005-HE1, Class M2, 1-Month LIBOR + 1.32%, 1.42% (A), 12/25/2034	2,473,284	2,211,878
Home Equity Asset Trust
Series 2002-1, Class A4,
1-Month LIBOR + 0.60%, 0.70% (A), 11/25/2032	1,283	1,225
Series 2004-4, Class M1,
1-Month LIBOR + 0.78%, 0.88% (A), 10/25/2034	1,925,238	1,918,215

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A, Class 1A, 1-Month LIBOR + 0.22%, 0.32% (A), 04/25/2037	$ 1,181,534	$ 1,024,684
KVK CLO Ltd. Series 2013-1A, Class AR, 3-Month LIBOR + 0.90%, 1.03% (A), 01/14/2028 (B)	1,319,573	1,319,586
LCM XV LP Series 15A, Class AR2, 3-Month LIBOR + 1.00%, 1.13% (A), 07/20/2030 (B)	5,300,000	5,300,048
LoanCore Issuer Ltd.
Series 2018-CRE1, Class A,
1-Month LIBOR + 1.13%, 1.24% (A), 05/15/2028 (B)	1,382,045	1,381,364
Series 2021-CRE6, Class A,
1-Month LIBOR + 1.30%, 1.41% (A), 11/15/2038 (B)	5,000,000	4,996,925
Madison Park Euro Funding XIV DAC Series 14A, Class A1R, 3-Month EURIBOR + 0.80%, 0.80% (A), 07/15/2032 (B) (C)	EUR 4,200,000	4,781,698
Magnetite XVIII Ltd. Series 2016-18A, Class AR2, 3-Month LIBOR + 0.88%, 1.02% (A), 11/15/2028 (B)	$4,500,000	4,499,654
Master Asset-Backed Securities Trust Series 2007-HE2, Class A1, 1-Month LIBOR + 1.15%, 1.25% (A), 08/25/2037	2,489,708	2,440,631
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE9, Class M2,
1-Month LIBOR + 0.93%, 1.03% (A), 11/25/2034	647,496	646,838
Series 2007-HE5, Class A2C,
1-Month LIBOR + 0.25%, 0.35% (A), 03/25/2037	2,433,558	1,379,875
Series 2007-NC2, Class A2C,
1-Month LIBOR + 0.26%, 0.36% (A), 02/25/2037	8,160,025	4,848,186
Newcastle Mortgage Securities Trust Series 2006-1, Class M5, 1-Month LIBOR + 0.72%, 0.82% (A), 03/25/2036	5,500,000	5,379,881
OCP CLO Ltd. Series 2015-9A, Class A1R, 3-Month LIBOR + 0.80%, 0.92% (A), 07/15/2027 (B)	61,871	61,877
Octagon Investment Partners XXI Ltd. Series 2014-1A, Class AAR3, 3-Month LIBOR + 1.00%, 1.16% (A), 02/14/2031 (B)	5,000,000	5,000,175
OneMain Direct Auto Receivables Trust Series 2018-1A, Class A, 3.43%, 12/16/2024 (B)	198,410	198,465

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Option One Mortgage Loan Trust
Series 2007-2, Class 1A1,
1-Month LIBOR + 0.14%, 0.24% (A), 03/25/2037	$ 4,225,592	$ 3,188,690
Series 2007-5, Class 1A1,
1-Month LIBOR + 0.22%, 0.32% (A), 05/25/2037	6,604,603	5,021,869
OZLM XXIV Ltd. Series 2019-24A, Class A1AR, 3-Month LIBOR + 1.16%, 0.00% (A), 07/20/2032 (B)	5,000,000	4,998,045
RASC Trust
Series 2005-KS11, Class M2,
1-Month LIBOR + 0.63%, 0.73% (A), 12/25/2035	3,738,077	3,739,047
Series 2006-KS2, Class M3,
1-Month LIBOR + 0.62%, 0.72% (A), 03/25/2036	5,500,000	5,401,314
Series 2006-KS9, Class AI3,
1-Month LIBOR + 0.16%, 0.26% (A), 11/25/2036	875	1,449
Saranac CLO VI Ltd. Series 2018-6A, Class A1R, 3-Month LIBOR + 1.14%, 0.00% (A), 08/13/2031 (B)	4,800,000	4,793,520
SLM Student Loan Trust Series 2003-11, Class A6, 3-Month LIBOR + 0.55%, 0.75% (A), 12/15/2025 (B)	1,630,939	1,630,506
Sound Point CLO XII Ltd. Series 2016-2A, Class AR2, 3-Month LIBOR + 1.05%, 1.18% (A), 10/20/2028 (B)	5,314,662	5,314,938
Sound Point CLO XVI Ltd. Series 2017-2A, Class AR, 3-Month LIBOR + 0.98%, 1.10% (A), 07/25/2030 (B)	5,000,000	4,997,795
Soundview Home Loan Trust
Series 2005-3, Class M3,
1-Month LIBOR + 0.83%, 0.93% (A), 06/25/2035	3,141	3,774
Series 2007-WMC1, Class 3A1,
1-Month LIBOR + 0.11%, 0.21% (A), 02/25/2037	1,136,997	395,406
Steele Creek CLO Ltd. Series 2015-1A, Class AR2, 3-Month LIBOR + 0.90%, 1.06% (A), 05/21/2029 (B)	4,152,605	4,147,622
Stratus CLO Ltd. Series 2021-2A, Class A, 3-Month LIBOR + 0.90%, 0.00% (A), 12/28/2029 (B)	5,000,000	5,000,000
Structured Asset Investment Loan Trust Series 2005-9, Class M1, 1-Month LIBOR + 0.63%, 0.73% (A), 11/25/2035	4,933,065	4,891,236

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
ASSET-BACKED SECURITIES (continued)
STWD Ltd. Series 2021-FL2, Class A, 1-Month LIBOR + 1.20%, 1.31% (A), 04/18/2038 (B)	$ 5,300,000	$ 5,298,333
TCI-Symphony CLO Ltd. Series 2016-1A, Class AR2, 3-Month LIBOR + 1.02%, 1.14% (A), 10/13/2032 (B)	4,900,000	4,899,995
TCW CLO Ltd. Series 2018-1A, Class A1R, 3-Month LIBOR + 0.97%, 0.00% (A), 04/25/2031 (B)	5,000,000	5,000,530
TICP CLO III-2 Ltd. Series 2018-3R, Class A, 3-Month LIBOR + 0.84%, 0.97% (A), 04/20/2028 (B)	3,170,922	3,171,058
U.S. Small Business Administration
Series 2003-20I, Class 1, 5.13%, 09/01/2023	7,366	7,509
Series 2004-20C, Class 1, 4.34%, 03/01/2024	64,657	65,819
Series 2008-20L, Class 1, 6.22%, 12/01/2028	270,460	297,731
Venture 38 CLO Ltd. Series 2019-38A, Class A1R, 3-Month LIBOR + 1.16%, 0.00% (A), 07/30/2032 (B)	4,900,000	4,900,897
Venture XX CLO Ltd. Series 2015-20A, Class AR, 3-Month LIBOR + 0.82%, 0.94% (A), 04/15/2027 (B)	820,326	820,325
Venture XXIV CLO Ltd. Series 2016-24A, Class ARR, 3-Month LIBOR + 0.90%, 1.03% (A), 10/20/2028 (B)	5,114,030	5,111,862
Venture XXVII CLO Ltd. Series 2017-27A, Class AR, 3-Month LIBOR + 1.05%, 1.18% (A), 07/20/2030 (B)	5,500,000	5,492,756
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M2, 1-Month LIBOR + 0.69%, 0.79% (A), 10/25/2035	3,847,029	3,747,482
WaMu Asset-Backed Certificates Trust Series 2007-HE2, Class 2A3, 1-Month LIBOR + 0.25%, 0.35% (A), 04/25/2037	3,586,074	1,725,932

Total Asset-Backed Securities (Cost $230,913,226)		243,574,030

CORPORATE DEBT SECURITIES - 36.7%
Aerospace & Defense - 0.9%
Boeing Co.
1.43%, 02/04/2024	6,600,000	6,591,009
2.75%, 02/01/2026	5,800,000	5,968,726
Spirit AeroSystems, Inc. 3.95%, 06/15/2023 (D)	4,200,000	4,221,000

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Aerospace & Defense (continued)
Textron, Inc. 2.45%, 03/15/2031	$ 800,000	$ 787,039

		17,567,774

Airlines - 0.4%
American Airlines Pass-Through Trust 3.35%, 04/15/2031	2,593,831	2,638,603
JetBlue Pass-Through Trust 2.75%, 11/15/2033	3,292,740	3,317,869
United Airlines Pass-Through Trust 4.15%, 10/11/2025	1,425,020	1,477,283

		7,433,755

Automobiles - 0.6%
Nissan Motor Co. Ltd.
3.20%, 09/17/2028 (E)	EUR 4,100,000	5,195,185
4.81%, 09/17/2030 (B)	$5,400,000	6,044,991

		11,240,176

Banks - 9.7%
AIB Group PLC 4.75%, 10/12/2023 (B)	6,600,000	6,981,697
Banco Bilbao Vizcaya Argentaria SA
0.88%, 09/18/2023	1,600,000	1,593,730
1.13%, 09/18/2025	1,600,000	1,567,860
Banco Espirito Santo SA
2.63%, 05/08/2017 (E) (F) (G)	EUR 1,600,000	264,132
4.00%, 01/21/2019 (E) (F) (G)	800,000	132,066
Banco Santander SA 3.85%, 04/12/2023	$6,800,000	7,034,380
Bank of America Corp.
Fixed until 09/25/2024, 0.98% (A), 09/25/2025	5,100,000	5,039,161
Fixed until 10/24/2025, 1.20% (A), 10/24/2026	6,500,000	6,373,380
Banque Federative du Credit Mutuel SA 3-Month LIBOR + 0.96%, 1.09% (A), 07/20/2023 (B)	8,000,000	8,094,485
Barclays Bank PLC 7.63%, 11/21/2022	756,000	797,592
Barclays PLC
3-Month LIBOR + 1.63%, 1.75% (A), 01/10/2023	5,200,000	5,201,115
Fixed until 09/15/2023 (H), 7.75% (A)	6,500,000	6,975,280
Fixed until 09/15/2022 (H), 7.88% (A) (E)	GBP 3,000,000	4,228,152
BNP Paribas SA
Fixed until 09/30/2027, 1.90% (A), 09/30/2028 (B)	$5,400,000	5,275,128
Fixed until 02/25/2031 (H), 4.63% (A) (B) (D)	5,200,000	5,215,600
Citigroup, Inc. 3-Month LIBOR + 1.43%, 1.60% (A), 09/01/2023	4,300,000	4,331,356
Cooperatieve Rabobank UA 4.38%, 08/04/2025	7,400,000	8,019,885
ING Groep NV 4.63%, 01/06/2026 (B)	900,000	1,000,539

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (A), 04/22/2027	$ 5,300,000	$ 5,240,386
Fixed until 04/23/2023, 3.56% (A), 04/23/2024	1,100,000	1,136,817
3.90%, 07/15/2025	6,150,000	6,657,434
Lloyds Bank PLC 7.50% (I), 04/02/2032 (E)	9,600,000	7,306,192
Lloyds Banking Group PLC Fixed until 06/27/2023 (H), 7.63% (A) (E)	GBP 2,500,000	3,615,670
Mitsubishi UFJ Financial Group, Inc. 3.41%, 03/07/2024	$5,100,000	5,339,749
Mizuho Financial Group, Inc.
Fixed until 07/10/2023, 1.24% (A), 07/10/2024	5,400,000	5,413,553
Fixed until 09/11/2023, 3.92% (A), 09/11/2024	8,100,000	8,462,939
Natwest Group PLC
Fixed until 05/15/2022, 3.50% (A), 05/15/2023	5,000,000	5,043,804
Fixed until 06/25/2023, 4.52% (A), 06/25/2024	5,000,000	5,231,525
NatWest Markets PLC 0.63%, 03/02/2022 (E)	EUR 5,800,000	6,614,788
PNC Bank NA 2.50%, 08/27/2024	$4,000,000	4,130,898
Societe Generale SA 4.25%, 09/14/2023 (B)	6,500,000	6,838,064
Standard Chartered PLC
Fixed until 01/14/2026, 1.46% (A), 01/14/2027 (B)	5,400,000	5,230,089
Fixed until 11/23/2024, 1.82% (A), 11/23/2025 (B) (D)	5,000,000	4,994,974
Sumitomo Mitsui Financial Group, Inc. 1.47%, 07/08/2025	5,300,000	5,274,612
UniCredit SpA
6.57%, 01/14/2022 (B)	7,000,000	7,010,151
7.83%, 12/04/2023 (B)	5,650,000	6,289,637
Wells Fargo & Co.
Fixed until 05/19/2024, 0.81% (A), 05/19/2025	5,400,000	5,340,060
3-Month LIBOR + 1.23%, 1.36% (A), 10/31/2023	2,000,000	2,015,935

		185,312,815

Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc. 4.50%, 06/01/2050	5,700,000	7,051,779

Biotechnology - 0.1%
Regeneron Pharmaceuticals, Inc. 1.75%, 09/15/2030	2,800,000	2,650,740

Capital Markets - 2.9%
Credit Suisse Group AG
3-Month LIBOR + 1.24%, 1.44% (A), 06/12/2024 (B)	6,600,000	6,667,563
Fixed until 06/12/2023, 4.21% (A), 06/12/2024 (B)	6,700,000	6,971,764

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Deutsche Bank AG
3.30%, 11/16/2022	$ 4,500,000	$ 4,593,318
3.70%, 05/30/2024	8,200,000	8,618,035
5.00%, 02/14/2022	5,300,000	5,324,027
Goldman Sachs Group, Inc. 3.75%, 05/22/2025	10,700,000	11,423,597
Nomura Holdings, Inc. 2.68%, 07/16/2030	4,200,000	4,185,126
UBS Group AG
4.13%, 09/24/2025 (B)	2,200,000	2,376,319
4.25%, 03/23/2028 (B)	4,900,000	5,429,881

		55,589,630

Chemicals - 0.5%
International Flavors & Fragrances, Inc. 1.23%, 10/01/2025 (B)	5,400,000	5,283,257
Syngenta Finance NV 4.44%, 04/24/2023 (B)	5,000,000	5,169,131

		10,452,388

Communications Equipment - 0.3%
Motorola Solutions, Inc. 2.30%, 11/15/2030	5,500,000	5,319,307

Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance Ltd.
6.72%, 12/01/2022 (B)	207,858	203,703
PIK Rate 1.00%, Cash Rate 6.72%, 12/01/2026 (B) (J)	4,069,664	793,584
Odebrecht Oil & Gas Finance Ltd. Zero Coupon, 01/31/2022 (B) (H)	500,930	3,256

		1,000,543

Consumer Finance - 3.1%
Capital One Financial Corp. 4.25%, 04/30/2025	6,000,000	6,485,710
Daimler Finance North America LLC 2.55%, 08/15/2022 (B)	8,000,000	8,090,680
Ford Motor Credit Co. LLC
1.74%, 07/19/2024	EUR 800,000	924,808
2.33%, 11/25/2025	900,000	1,065,636
3.25%, 09/15/2025	1,700,000	2,073,505
4.38%, 08/06/2023	$5,200,000	5,410,184
4.54%, 03/06/2025	GBP 3,700,000	5,287,759
General Motors Financial Co., Inc. 3-Month EURIBOR + 0.55%, 0.00% (A), 03/26/2022 (E)	EUR 1,900,000	2,164,339
Hyundai Capital America 0.80%, 04/03/2023 (B)	$5,500,000	5,475,334
Nissan Motor Acceptance Co. LLC 2.60%, 09/28/2022 (E)	6,130,000	6,194,149
OneMain Finance Corp. 6.88%, 03/15/2025	5,600,000	6,230,000
Volkswagen Bank GmbH 1.88%, 01/31/2024 (E)	EUR 2,300,000	2,716,430
Volkswagen Group of America Finance LLC 3.35%, 05/13/2025 (B)	$6,500,000	6,841,508

		58,960,042

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 1.0%
Aircastle Ltd. 2.85%, 01/26/2028 (B)	$ 4,400,000	$ 4,428,874
Aviation Capital Group LLC
3.88%, 05/01/2023 (B)	3,900,000	4,014,841
5.50%, 12/15/2024 (B)	4,800,000	5,252,754
DAE Funding LLC 1.63%, 02/15/2024 (B)	5,500,000	5,443,281
Tayarra Ltd. 3.63%, 02/15/2022	163,748	164,288

		19,304,038

Diversified Telecommunication Services - 0.3%
Level 3 Financing, Inc. 3.40%, 03/01/2027 (B)	5,100,000	5,265,495

Electric Utilities - 3.3%
Alabama Power Co. 1.45%, 09/15/2030	2,400,000	2,245,486
Appalachian Power Co. 2.70%, 04/01/2031	5,300,000	5,398,819
Edison International 3.55%, 11/15/2024	3,900,000	4,080,235
Enel Finance International NV 1.88%, 07/12/2028 (B)	5,300,000	5,171,830
Evergy, Inc. 2.45%, 09/15/2024	1,500,000	1,538,882
FirstEnergy Corp. 4.40%, 07/15/2027	3,100,000	3,340,411
Florida Power & Light Co. 3.70%, 12/01/2047	3,000,000	3,446,553
Greenko Power II Ltd. 4.30%, 12/13/2028 (B)	4,600,000	4,669,000
Jersey Central Power & Light Co. 4.70%, 04/01/2024 (B)	4,700,000	4,997,575
NextEra Energy Capital Holdings, Inc. 2.20%, 12/02/2026	AUD 7,700,000	5,511,993
Pacific Gas & Electric Co.
1.75%, 06/16/2022	$4,300,000	4,300,012
3.15%, 01/01/2026	5,100,000	5,215,440
3.30%, 12/01/2027 (F)	300,000	304,885
3.40%, 08/15/2024 (D) (F)	2,000,000	2,067,321
3.45%, 07/01/2025	1,800,000	1,866,198
3.50%, 06/15/2025 (F)	1,000,000	1,037,908
4.25%, 08/01/2023 (F)	1,700,000	1,759,197
Southern California Edison Co. 3.65%, 06/01/2051	5,400,000	5,872,326

		62,824,071

Entertainment - 0.5%
Electronic Arts, Inc. 1.85%, 02/15/2031	4,200,000	4,030,092
Walt Disney Co. 3.60%, 01/13/2051	5,600,000	6,356,905

		10,386,997

Equity Real Estate Investment Trusts - 4.4%
Alexandria Real Estate Equities, Inc.
3.38%, 08/15/2031	1,300,000	1,401,060
4.30%, 01/15/2026	4,100,000	4,491,964
American Tower Corp.
2.40%, 03/15/2025	5,100,000	5,238,662

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
American Tower Corp. (continued)
3.38%, 05/15/2024	$ 7,800,000	$ 8,146,665
Boston Properties LP 3.40%, 06/21/2029	6,500,000	6,905,161
Brandywine Operating Partnership LP 3.95%, 11/15/2027	2,500,000	2,688,786
Digital Realty Trust LP 3.70%, 08/15/2027	1,600,000	1,734,981
Federal Realty Investment Trust 3.50%, 06/01/2030 (D)	2,100,000	2,240,380
Hudson Pacific Properties LP 4.65%, 04/01/2029	1,200,000	1,356,276
Kimco Realty Corp. 1.90%, 03/01/2028	5,500,000	5,447,444
MPT Operating Partnership LP / MPT Finance Corp. 2.55%, 12/05/2023	GBP 1,000,000	1,370,483
Omega Healthcare Investors, Inc. 3.38%, 02/01/2031	$5,500,000	5,545,649
Piedmont Operating Partnership LP 3.15%, 08/15/2030	5,500,000	5,638,403
Sabra Health Care LP 3.90%, 10/15/2029	900,000	943,164
SBA Tower Trust 2.33%, 07/15/2052 (B)	4,800,000	4,899,756
Service Properties Trust 4.35%, 10/01/2024	6,500,000	6,370,000
Simon Property Group LP 2.00%, 09/13/2024	6,800,000	6,922,270
Unibail-Rodamco-Westfield SE 1.00%, 03/14/2025 (D) (E)	EUR 4,900,000	5,712,313
Welltower, Inc. 4.25%, 04/15/2028	$5,900,000	6,613,710

		83,667,127

Food & Staples Retailing - 0.3%
7-Eleven, Inc. 1.80%, 02/10/2031 (B)	5,500,000	5,210,794

Gas Utilities - 0.6%
Boston Gas Co. 3.00%, 08/01/2029 (B)	6,150,000	6,274,413
National Fuel Gas Co. 2.95%, 03/01/2031	5,500,000	5,532,972

		11,807,385

Health Care Providers & Services - 0.6%
Anthem, Inc. 2.55%, 03/15/2031	5,300,000	5,417,009
HCA, Inc.
5.38%, 09/01/2026	5,300,000	5,955,875
5.88%, 02/01/2029	100,000	119,155

		11,492,039

Hotels, Restaurants & Leisure - 1.4%
Choice Hotels International, Inc. 3.70%, 12/01/2029	2,400,000	2,550,408
Expedia Group, Inc.
2.95%, 03/15/2031	2,500,000	2,499,203
3.80%, 02/15/2028	1,200,000	1,283,910

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
GLP Capital LP / GLP Financing II, Inc. 4.00%, 01/15/2030	$ 6,100,000	$ 6,454,080
Marriott International, Inc. 4.15%, 12/01/2023 (D)	7,000,000	7,351,083
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025 (B)	6,200,000	6,386,000

		26,524,684

Insurance - 0.3%
Sitka Holdings LLC 3-Month LIBOR + 4.50%, 5.25% (A), 07/06/2026 (B)	5,500,000	5,629,474

IT Services - 0.4%
PayPal Holdings, Inc. 2.85%, 10/01/2029	6,700,000	7,057,855

Media - 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital
3-Month LIBOR + 1.65%, 1.78% (A), 02/01/2024	3,500,000	3,576,371
4.46%, 07/23/2022	3,800,000	3,856,084

		7,432,455

Oil, Gas & Consumable Fuels - 0.9%
Boardwalk Pipelines LP 3.40%, 02/15/2031	4,300,000	4,443,252
Chevron Corp. 2.24%, 05/11/2030	5,400,000	5,467,424
Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030 (B)	6,500,000	6,608,755

		16,519,431

Pharmaceuticals - 0.9%
Bayer US Finance II LLC 3.88%, 12/15/2023 (B)	13,800,000	14,422,979
Takeda Pharmaceutical Co. Ltd. 2.05%, 03/31/2030	3,500,000	3,431,150

		17,854,129

Semiconductors & Semiconductor Equipment - 0.9%
Broadcom, Inc.
3.14%, 11/15/2035 (B)	6,707,000	6,757,216
3.19%, 11/15/2036 (B)	5,300,000	5,299,461
4.11%, 09/15/2028	4,078,000	4,474,223

		16,530,900

Software - 0.4%
VMware, Inc. 2.95%, 08/21/2022	7,100,000	7,183,417

Technology Hardware, Storage & Peripherals - 0.3%
Dell International LLC / EMC Corp.
5.30%, 10/01/2029	4,100,000	4,810,170
5.45%, 06/15/2023	1,733,000	1,828,272

		6,638,442

Tobacco - 0.5%
Imperial Brands Finance PLC
3.50%, 07/26/2026 (B)	4,420,000	4,647,894

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Tobacco (continued)
Imperial Brands Finance PLC (continued)
4.25%, 07/21/2025 (B)	$ 4,900,000	$ 5,263,003

		9,910,897

Wireless Telecommunication Services - 0.3%
Sprint Corp. 7.13%, 06/15/2024	200,000	224,531
T-Mobile USA, Inc. 2.55%, 02/15/2031	5,100,000	5,080,020

		5,304,551

Total Corporate Debt Securities (Cost $688,244,658)		699,123,130

FOREIGN GOVERNMENT OBLIGATIONS - 7.6%
Brazil - 3.7%
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/2022 - 07/01/2022	BRL 411,016,000	70,477,577

Israel - 0.7%
Israel Government Bond 5.50%, 01/31/2022	ILS 16,500,000	5,598,627
Israel Government International Bond 2.75%, 07/03/2030	$6,400,000	6,801,894

		12,400,521

Japan - 1.5%
Japan Bank for International Cooperation 2.88%, 07/21/2027	8,500,000	9,063,638
Japan Finance Organization for Municipalities
2.63%, 04/20/2022 (B)	8,400,000	8,454,279
3.38%, 09/27/2023 (B)	10,500,000	10,945,071

		28,462,988

Kuwait - 0.1%
Kuwait International Government Bond 2.75%, 03/20/2022 (E)	1,300,000	1,306,500

Peru - 0.7%
Peru Government International Bond
5.94%, 02/12/2029 (E)	PEN 13,200,000	3,383,638
6.35%, 08/12/2028 (E)	9,600,000	2,529,118
6.95%, 08/12/2031 (E)	3,000,000	805,360
8.20%, 08/12/2026 (E)	23,000,000	6,565,302

		13,283,418

Qatar - 0.9%
Qatar Government International Bond
4.50%, 04/23/2028 (E)	$7,300,000	8,381,860
5.10%, 04/23/2048 (E)	6,900,000	9,337,963

		17,719,823

Total Foreign Government Obligations (Cost $144,442,989)		143,650,827

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
LOAN ASSIGNMENT - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Wyndham Hotels & Resorts, Inc. Term Loan B, 1-Month LIBOR + 1.75%, 1.85% (A), 05/30/2025	$ 4,160,250	$ 4,114,745

Total Loan Assignment (Cost $4,160,250)		4,114,745

MORTGAGE-BACKED SECURITIES - 11.4%
1211 Avenue of the Americas Trust Series 2015-1211, Class A1A1, 3.90%, 08/10/2035 (B)	5,900,000	6,268,030
ACRES Commercial Realty Corp. Series 2020-RSO9, Class A, SOFRA + 2.61%, 2.66% (A), 04/17/2037 (B)	271,866	271,840
Adjustable Rate Mortgage Trust Series 2005-10, Class 1A21, 2.73% (A), 01/25/2036	50,637	47,880
Series 2005-4, Class 1A1, 2.44% (A), 08/25/2035	57,587	45,106
Series 2005-5, Class 2A1, 2.57% (A), 09/25/2035	39,847	37,768
Alternative Loan Trust Series 2003-J3, Class 2A1, 6.25%, 12/25/2033	13,379	13,754
Series 2005-14, Class 2A1,
1-Month LIBOR + 0.42%, 0.52% (A), 05/25/2035	102,677	100,707
Series 2005-56, Class 5A2,
1-Month LIBOR + 1.54%, 1.51% (A), 11/25/2035	253,569	233,264
Series 2005-62, Class 2A1,
12-MTA + 1.00%, 1.08% (A), 12/25/2035	8,084	7,409
Series 2005-76, Class 1A2,
12-MTA + 2.00%, 2.08% (A), 01/25/2036	5,080,712	4,517,137
Series 2005-80CB, Class 1A1, 6.00%, 02/25/2036	2,401,266	2,407,448
Series 2005-J12, Class 2A1,
1-Month LIBOR + 0.54%, 0.64% (A), 08/25/2035	3,152,271	2,086,277
Series 2006-OA12, Class A1B,
1-Month LIBOR + 0.19%, 0.29% (A), 09/20/2046	1,257,243	1,222,994
Series 2006-OA21, Class A1,
1-Month LIBOR + 0.19%, 0.29% (A), 03/20/2047	1,399,957	1,206,479
Series 2007-9T1, Class 1A10, 6.00%, 05/25/2037	688,369	443,915
Series 2007-HY4, Class 1A1, 2.61% (A), 06/25/2037	534,528	487,374
American Home Mortgage Assets Trust Series 2007-1, Class A1, 12-MTA + 0.70%, 0.78% (A), 02/25/2047	2,785,722	1,543,101

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Ashford Hospitality Trust Series 2018-KEYS, Class A, 1-Month LIBOR + 1.00%, 1.11% (A), 06/15/2035 (B)	$ 7,500,000	$ 7,503,847
Banc of America Funding Trust Series 2005-D, Class A1, 2.79% (A), 05/25/2035	1,282,538	1,322,059
Series 2006-D, Class 5A1, 2.71% (A), 05/20/2036	93,709	92,112
Series 2006-J, Class 4A1, 3.42% (A), 01/20/2047	27,426	26,633
BCAP LLC Trust Series 2009-RR3, Class 2A2, 2.71% (A), 05/26/2037 (B)	3,919,161	3,539,968
Bear Stearns Alt-A Trust Series 2005-8, Class 21A1, 2.46% (A), 10/25/2035	1,041,190	985,677
Series 2006-6, Class 31A1, 3.07% (A), 11/25/2036	1,892,510	1,377,485
Series 2006-6, Class 32A1, 2.89% (A), 11/25/2036	452,748	292,033
Series 2006-8, Class 3A1,
1-Month LIBOR + 0.32%, 0.42% (A), 02/25/2034	186,717	182,022
Series 2006-R1, Class 2E21, 3.08% (A), 08/25/2036	452,794	379,247
Bear Stearns ARM Trust Series 2003-5, Class 2A1, 2.50% (A), 08/25/2033	143,446	144,287
Series 2003-8, Class 2A1, 2.15% (A), 01/25/2034	11,883	11,807
Series 2003-8, Class 4A1, 2.48% (A), 01/25/2034	36,991	38,169
Series 2003-9, Class 2A1, 2.85% (A), 02/25/2034	22,356	22,679
Series 2004-10, Class 22A1, 4.56% (A), 01/25/2035	28,164	29,311
Series 2006-4, Class 1A1, 2.81% (A), 10/25/2036	64,492	63,433
Bear Stearns Structured Products, Inc. Trust Series 2007-R6, Class 1A1, 2.70% (A), 01/26/2036	149,059	123,925
Series 2007-R6, Class 2A1, 2.51% (A), 12/26/2046	123,889	110,635
Business Mortgage Finance 7 PLC Series 7X, Class A1, 3-Month GBP LIBOR + 1.00%, 2.10% (A), 02/15/2041 (E)	GBP 812,001	1,089,508
CHL Mortgage Pass-Through Trust Series 2004-12, Class 11A1, 3.01% (A), 08/25/2034	$4,373	4,455
Series 2005-HY10, Class 5A1, 2.98% (A), 02/20/2036	36,714	30,574
Citigroup Commercial Mortgage Trust Series 2016-P5, Class AAB, 2.84%, 10/10/2049	6,932,983	7,140,863
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
1-Year CMT + 2.10%, 2.19% (A), 09/25/2035	62,209	65,074

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Inc. (continued)
Series 2005-6, Class A2,
1-Year CMT + 2.15%, 2.21% (A), 09/25/2035	$ 33,668	$ 35,241
COMM Mortgage Trust Series 2016-787S, Class A, 3.55%, 02/10/2036 (B)	5,000,000	5,281,342
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR15, Class 2A1, 2.48% (A), 06/25/2033	70,567	71,054
CSMC Trust Series 2008-3R, Class 1A2, 3.11% (A), 07/26/2037 (B)	485,355	414,000
DBGS Mortgage Trust Series 2019-1735, Class A, 3.84%, 04/10/2037 (B)	6,500,000	7,158,650
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-AR1, Class 2A1, 1.96% (A), 08/25/2035	46,364	46,083
DOLP Trust Series 2021-NYC, Class A, 2.96%, 05/10/2041 (B)	5,300,000	5,544,955
Eurosail PLC Series 2007-3X, Class A3C, 3-Month GBP LIBOR + 0.95%, 1.04% (A), 06/13/2045 (E)	GBP 1,086,608	1,466,144
Extended Stay America Trust Series 2021-ESH, Class A, 1-Month LIBOR + 1.08%, 1.19% (A), 07/15/2038 (B)	$5,471,535	5,478,737
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 2.77% (A), 08/25/2035	13,799	10,877
GS Mortgage Securities Trust
Series 2016-GS3, Class AAB, 2.78%, 10/10/2049	3,731,706	3,841,022
Series 2016-GS3, Class WMA, 3.60% (A), 10/10/2049 (B)	2,000,000	2,037,336
GS Mortgage-Backed Securities Trust Series 2021-HP1, Class A2, 2.50% (A), 01/25/2052 (B)	4,841,143	4,849,465
GSR Mortgage Loan Trust
Series 2004-12, Class 1A1,
1-Month LIBOR + 0.34%, 0.44% (A), 12/25/2034	146,394	148,358
Series 2005-8F, Class 2A6, 5.50%, 11/25/2035	1,456,893	1,523,916
Series 2005-AR6, Class 2A1, 2.85% (A), 09/25/2035	60,047	61,358
Series 2006-AR1, Class 2A1, 2.87% (A), 01/25/2036	1,225	1,259
HarborView Mortgage Loan Trust Series 2006-7, Class 2A1A, 1-Month LIBOR + 0.40%, 0.50% (A), 09/19/2046	155,217	142,056

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Hawksmoor Mortgages Series 2019-1A, Class A, SONIA + 1.05%, 1.10% (A), 05/25/2053 (B)	GBP 18,229,553	$ 24,727,834
Hilton USA Trust Series 2016-SFP, Class A, 2.83%, 11/05/2035 (B)	$8,600,000	8,600,390
IndyMac INDX Mortgage Loan Trust
Series 2006-AR35, Class 2A1A,
1-Month LIBOR + 0.17%, 0.27% (A), 01/25/2037	3,934,604	3,974,164
Series 2006-R1, Class A3, 2.94% (A), 12/25/2035	2,009,616	1,943,662
J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2021-HTL5, Class A, 1-Month LIBOR + 1.12%, 1.23% (A), 11/15/2038 (B)	5,000,000	4,981,259
Lehman XS Trust Series 2007-4N, Class 2A, 1-Month LIBOR + 0.20%, 0.30% (A), 03/25/2047	4,714,722	4,813,216
MASTR Alternative Loan Trust Series 2006-2, Class 2A1, 1-Month LIBOR + 0.40%, 0.50% (A), 03/25/2036	219,313	15,295
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL5, Class A, SOFRA + 0.96%, 1.01% (A), 07/15/2036 (B)	5,061,694	5,048,546
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C20, Class ASB, 3.07%, 02/15/2048	3,183,644	3,261,702
Series 2015-C27, Class ASB, 3.56%, 12/15/2047	4,071,589	4,225,482
Morgan Stanley Capital I Trust Series 2021-230P, Class A, 1-Month LIBOR + 1.17%, 1.28% (A), 12/15/2023 (B)	5,000,000	4,996,980
Morgan Stanley Mortgage Loan Trust Series 2007-14AR, Class 1A3, 3.65% (A), 10/25/2037	677,505	559,546
NACC Reperforming Loan Trust REMIC Series 2004-R1, Class A1, 6.50%, 03/25/2034 (B)	275,224	274,250
NYO Commercial Mortgage Trust Series 2021-1290, Class A, 1-Month LIBOR + 1.10%, 1.21% (A), 11/15/2038 (B)	5,000,000	4,972,786
One New York Plaza Trust Series 2020-1NYP, Class A, 1-Month LIBOR + 0.95%, 1.06% (A), 01/15/2036 (B)	4,000,000	3,992,125

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
RALI Trust
Series 2005-QA13, Class 2A1, 3.96% (A), 12/25/2035	$ 1,074,147	$ 1,006,843
Series 2005-QO3, Class A1,
1-Month LIBOR + 0.80%, 0.90% (A), 10/25/2045	115,467	100,912
Series 2007-QO2, Class A1,
1-Month LIBOR + 0.15%, 0.25% (A), 02/25/2047	2,722,385	1,313,703
Reperforming Loan Trust REMIC
Series 2003-R4, Class 2A, 4.55% (A), 01/25/2034 (B)	209,457	205,621
Series 2004-R1, Class 2A, 6.50%, 11/25/2034 (B)	79,847	79,785
Series 2005-R2, Class 1AF1,
1-Month LIBOR + 0.34%, 0.44% (A), 06/25/2035 (B)	194,475	188,123
Series 2006-R1, Class AF1,
1-Month LIBOR + 0.34%, 0.44% (A), 01/25/2036 (B)	1,807,985	1,781,026
Residential Asset Securitization Trust Series 2007-A2, Class 2A2, 6.50%, 04/25/2037	3,653,211	1,526,019
RFMSI Trust
Series 2003-S9, Class A1, 6.50%, 03/25/2032	2,624	2,754
Series 2005-SA4, Class 1A21, 2.97% (A), 09/25/2035	267,820	192,959
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B, 3-Month LIBOR + 0.15%, 0.35% (A), 06/12/2044 (E)	5,456,516	5,212,849
Sequoia Mortgage Trust
Series 2004-12, Class A1,
1-Month LIBOR + 0.54%, 0.64% (A), 01/20/2035	315,989	316,029
Series 2010, Class 2A1,
1-Month LIBOR + 0.76%, 0.86% (A), 10/20/2027	4,688	4,651
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1, 2.39% (A), 09/25/2034	19,670	20,060
Series 2004-20, Class 3A1, 2.94% (A), 01/25/2035	21,976	22,285
Series 2005-1, Class 1A1, 2.84% (A), 02/25/2035	125,669	127,999
Series 2005-17, Class 3A1, 2.79% (A), 08/25/2035	22,014	21,147
Series 2005-18, Class 3A1,
2.73% (A), 09/25/2035	569,192	444,112
Series 2006-8, Class 1A2, 3.10% (A), 09/25/2036	1,700,279	1,479,248
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1,
1-Month LIBOR + 0.50%, 0.60% (A), 07/19/2035	27,562	26,832

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust (continued)
Series 2005-AR5, Class A2,
1-Month LIBOR + 0.50%, 0.60% (A), 07/19/2035	$ 14,221	$ 13,806
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.50%, 0.60% (A), 07/19/2035	38,964	37,914
Series 2005-AR8, Class A1A,
1-Month LIBOR + 0.56%, 0.66% (A), 02/25/2036	101,962	97,814
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1-Month LIBOR + 0.66%, 0.76% (A), 09/19/2032	5,645	5,642
Structured Asset Securities Corp. Trust Series 2005-5, Class 2A2, 5.50%, 04/25/2035	989,474	980,990
Towd Point Mortgage Funding
Series 2019-A13A, Class A1,
SONIA + 0.90%, 0.95% (A), 07/20/2045 (B)	GBP 18,642,393	25,276,257
Series 2019-GR4A, Class A1,
3-Month GBP LIBOR + 1.03%, 1.24%, 10/20/2051	8,752,155	11,922,936
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR9, Class 2A, 2.37% (A), 09/25/2033	$303,689	302,803
Series 2005-AR13, Class A1A1,
1-Month LIBOR + 0.58%, 0.68% (A), 10/25/2045	932,349	934,027
Series 2006-AR10, Class 1A1, 2.86% (A), 09/25/2036	343,076	343,309
Series 2006-AR7, Class 2A,
12-MTA + 0.98%, 1.06% (A), 07/25/2046	70,634	67,921
Series 2007-HY1, Class 1A1, 2.88% (A), 02/25/2037	162,271	153,424
Series 2007-HY1, Class 3A3, 3.05% (A), 02/25/2037	1,623,420	1,609,175
Series 2007-HY4, Class 2A2, 2.78% (A), 04/25/2037	1,547,129	1,469,310

Total Mortgage-Backed Securities (Cost $209,362,424)		217,303,661

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
Florida - 0.1%
State Board of Administration Finance Corp., Revenue Bonds, Series A, 1.26%, 07/01/2025	1,800,000	1,791,222

Illinois - 0.1%
State of Illinois, General Obligation Unlimited, 6.63%, 02/01/2035	2,000,000	2,443,511

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 0.2%
New York State Urban Development Corp., Revenue Bonds, 1.78%, 03/15/2028	$ 3,500,000	$ 3,487,163

Total Municipal Government Obligations (Cost $7,405,891)		7,721,896

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.5%
Federal Home Loan Mortgage Corp.
12-Month LIBOR + 1.35%, 1.60% (A), 09/01/2035	20,899	21,649
12-Month LIBOR + 1.87%, 2.12% (A), 09/01/2035	67,246	67,395
1-Year CMT + 2.22%, 2.29% (A), 08/01/2023	2,763	2,771
3.50%, 03/01/2048 - 08/01/2049	1,238,294	1,323,679
4.00%, 12/01/2047 - 04/01/2048	1,025,547	1,096,752
5.00%, 04/01/2023 - 06/01/2026	605,087	623,817
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS 1.20% (A), 08/25/2022	15,827,894	86,480
Federal Home Loan Mortgage Corp. REMIC 1-Month LIBOR + 0.35%, 0.46% (A), 12/15/2029	9,747	9,760
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 1.28% (A), 10/25/2044	376,402	385,549
12-MTA + 1.40%, 1.48% (A), 07/25/2044	182,054	187,364
6.50%, 07/25/2043	35,632	42,510
Federal National Mortgage Association
12-MTA + 1.20%, 1.28% (A), 06/01/2043	41,085	41,833
6-Month LIBOR + 1.38%, 1.51% (A), 08/01/2035	170,922	172,530
12-Month LIBOR + 1.31%, 1.56% (A), 12/01/2034	2,390	2,469
6-Month LIBOR + 1.61%, 1.73% (A), 08/01/2036	5,138	5,170
1-Year CMT + 1.81%, 1.83% (A), 08/01/2035	6,512	6,559
6-Month LIBOR + 1.75%, 1.87% (A), 05/01/2035	45,506	45,944
1-Year CMT + 2.04%, 2.04% (A), 09/01/2035	77,467	78,203
1-Year CMT + 2.15%, 2.15% (A), 07/01/2032	2,387	2,395
1-Year CMT + 2.18%, 2.30% (A), 10/01/2035	1,187	1,191
1-Year CMT + 2.22%, 2.33% (A), 01/01/2028	6,776	6,807
1-Year CMT + 2.24%, 2.33% (A), 01/01/2036	1,438,974	1,525,692
3.00%, 08/01/2049	1,277,174	1,350,050
3.50%, 05/01/2049	878,986	947,490
4.00%, 12/01/2040 - 02/01/2048	2,304,225	2,462,958

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
5.00%, 12/01/2022 - 06/01/2037	$ 1,699,481	$ 1,756,785
5.50%, 01/01/2025 - 09/01/2027	18,352	19,118
Government National Mortgage Association
1-Month LIBOR + 0.58%, 0.66% (A), 06/20/2065	3,352,219	3,371,885
1-Month LIBOR + 0.60%, 0.68% (A), 04/20/2065 - 10/20/2065	29,186,123	29,359,096
1-Month LIBOR + 0.62%, 0.70% (A), 09/20/2065	4,083,386	4,112,006
1-Month LIBOR + 0.70%, 0.78% (A), 10/20/2065	13,985	14,056
1-Month LIBOR + 0.75%, 0.83% (A), 08/20/2067	2,455,595	2,483,944
1-Month LIBOR + 0.77%, 0.85% (A), 10/20/2066	5,025,600	5,083,951
1-Month LIBOR + 0.78%, 0.86% (A), 09/20/2066	7,125,261	7,202,077
1-Month LIBOR + 0.80%, 0.88% (A), 06/20/2066	3,886,233	3,933,141
1-Month LIBOR + 0.95%, 1.03% (A), 12/20/2066	2,004,556	2,034,704
12-Month LIBOR + 0.80%, 1.03% (A), 09/20/2067	3,360,843	3,391,445
3.00%, 11/15/2049	3,098,042	3,196,570
4.00%, 07/15/2049 - 12/15/2049	1,181,029	1,258,294
Uniform Mortgage-Backed Security
2.00%, TBA (K)	173,300,000	173,243,772
2.50%, TBA (K)	12,400,000	12,628,683
3.00%, TBA (K)	5,000,000	5,175,048
3.50%, TBA (K)	22,220,000	23,344,334
5.00%, TBA (K)	2,800,000	2,887,938

Total U.S. Government Agency Obligations (Cost $294,111,382)		294,993,864

U.S. GOVERNMENT OBLIGATIONS - 21.6%
U.S. Treasury - 21.6%
U.S. Treasury Bond
1.38%, 11/15/2040 - 08/15/2050	56,800,000	50,766,980
1.63%, 11/15/2050 (L)	17,900,000	16,755,379
1.88%, 02/15/2041	10,900,000	10,822,934
2.75%, 08/15/2042 - 11/15/2042 (L)	10,900,000	12,460,094
2.88%, 05/15/2043 - 08/15/2045 (D) (L)	25,500,000	29,877,656
3.00%, 05/15/2045 (L)	21,700,000	26,048,476
3.13%, 08/15/2044 (L)	37,900,000	46,184,703
3.38%, 05/15/2044 (L)	35,400,000	44,718,773
3.75%, 11/15/2043 (L)	5,800,000	7,695,422
4.25%, 05/15/2039 (L)	2,000,000	2,748,828
4.38%, 11/15/2039	800,000	1,117,844
4.50%, 08/15/2039 (L)	3,100,000	4,388,801
4.63%, 02/15/2040	1,100,000	1,584,000
U.S. Treasury Note
1.75%, 09/30/2022 (M) (N) (O)	5,600,000	5,659,719
1.75%, 06/30/2024 (D) (L)	19,500,000	19,928,848
1.88%, 07/31/2022 - 08/31/2022 (L) (M) (O)	48,600,000	49,073,453
2.00%, 10/31/2022 (N)	200,000	202,695
2.25%, 10/31/2024 (L) (M) (O)	14,500,000	15,033,555

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.25%, 08/15/2027 (D) (L)	$ 39,100,000	$ 41,045,836
2.63%, 02/15/2029 (L)	22,800,000	24,669,422

Total U.S. Government Obligations (Cost $386,891,095)		410,783,418

	Shares	Value
PREFERRED STOCK - 1.0%
Wireless Telecommunication Services - 1.0%
AT&T Mobility II LLC, Series A, 7.00% (C) (P) (Q)	696,035	18,144,330

Total Preferred Stock (Cost $18,826,297)		18,144,330

	Principal	Value
SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
Israel - 0.8%
Bank of Israel Bill - Makam 0.00% (P), 03/02/2022 - 11/02/2022	ILS 48,000,000	15,439,698

Total Short-Term Foreign Government Obligations (Cost $14,716,039)		15,439,698

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.8%
U.S. Cash Management Bill
0.05% (P), 03/15/2022	$1,100,000	1,099,907
0.10% (P), 04/26/2022	12,100,000	12,097,151
U.S. Treasury Bill
0.05% (P), 02/22/2022	18,600,000	18,599,548
0.05% (P), 04/21/2022 (N) (O)	2,008,000	2,007,556

Total Short-Term U.S. Government Obligations (Cost $33,802,373)		33,804,162

	Shares	Value
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (P)	19,438,365	$ 19,438,365

Total Other Investment Company (Cost $19,438,365)		19,438,365

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.00% (P), dated 12/31/2021, to be repurchased at $7,043,782 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $7,184,715.	$7,043,782	7,043,782

Total Repurchase Agreement (Cost $7,043,782)		7,043,782

Total Investments Excluding Swaptions Purchased (Cost $2,059,358,771)		2,115,135,908
Total Swaptions Purchased - 0.0% (Cost $676,200)		311,840

Total Investments (Cost $2,060,034,971)		2,115,447,748
Net Other Assets (Liabilities) - (11.2)%		(213,078,773)

Net Assets - 100.0%		$ 1,902,368,975

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - 5-Year	GSB	12-Month GBP-SONIA	Pay	0.01%	03/15/2022	GBP	6,400,000	$676,200	$311,840

OVER-THE-COUNTER OPTIONS WRITTEN:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - Federal National Mortgage Association, 2.00%, TBA	JPM	USD	100.97	02/07/2022	USD	517,608,000	5,200,000	$(13,812)	$(5,702)
Call - Federal National Mortgage Association, 3.00%, TBA	JPM	USD	103.75	03/07/2022	USD	517,100,000	5,000,000	(5,469)	(2,681)
Put - Federal National Mortgage Association, 2.00%, TBA	JPM	USD	98.97	02/07/2022	USD	517,608,000	5,200,000	(22,750)	(13,201)

Total								$(42,031)	$(21,584)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 1-Year	GSB	3-Month USD-LIBOR	Receive	0.87%	11/02/2022	USD	161,400,000	$(321,540)	$(170,346)
Put - 1-Year	GSB	3-Month USD-LIBOR	Pay	1.27	11/02/2022	USD	161,400,000	(321,540)	(403,632)
Put - 5-Year	GSB	6-Month GBP-LIBOR	Pay	0.01	03/15/2022	GBP	17,300,000	(657,399)	(537,948)

Total								$(1,300,479)	$(1,111,926)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(1,342,510)	$(1,133,510)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (R)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021 (S)	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
AES Corp., 2.45%, 01/15/2031	5.00%	Quarterly	12/20/2025	0.68%	USD	4,500,000	$763,518	$717,876	$45,642
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	12/20/2023	0.30	USD	3,600,000	50,826	(53,412)	104,238
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	06/20/2024	0.36	USD	4,500,000	74,733	(42,985)	117,718
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	06/20/2026	0.61	USD	4,600,000	80,064	35,430	44,634
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	12/20/2026	0.67	USD	500,000	7,937	5,503	2,434
Stellantis NV, 5.25%, 04/15/2023	5.00	Quarterly	12/20/2026	1.07	EUR	3,500,000	773,124	775,697	(2,573)
Verizon Communications, Inc., 4.13%, 03/16/2017	1.00	Quarterly	12/20/2026	0.58	USD	4,800,000	98,565	111,336	(12,771)
Williams Cos., Inc., 4.55%, 06/24/2024	1.00	Quarterly	12/20/2026	0.78	USD	5,000,000	55,296	35,411	19,885

Total							$1,904,063	$1,584,856	$319,207

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation		Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Markit iTraxx® Europe Crossover - Series 36		5.00%	Quarterly	12/20/2026	EUR	44,400,000	$6,051,705	$5,903,997	$147,708

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month JPY-LIBOR	Pay	0.04%	Semi-Annually	04/07/2022	JPY	117,000,000	$(220)	$143	$(363)
6-Month JPY-LIBOR	Pay	0.05	Semi-Annually	05/12/2022	JPY	76,430,000	(186)	53	(239)
6-Month JPY-LIBOR	Receive	0.05	Semi-Annually	06/18/2022	JPY	4,170,000,000	10,144	146,185	(136,041)
6-Month JPY-LIBOR	Pay	0.06	Semi-Annually	03/16/2022	JPY	185,000,000	(518)	422,401	(422,919)
6-Month JPY-LIBOR	Pay	0.06	Semi-Annually	03/17/2022	JPY	274,000,000	(777)	592	(1,369)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued)
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month JPY-LIBOR	Pay	0.06%	Semi-Annually	03/19/2022	JPY	266,000,000	$(727)	$447	$(1,174)
6-Month JPY-LIBOR	Pay	0.06	Semi-Annually	03/20/2022	JPY	234,000,000	(640)	394	(1,034)
6-Month JPY-LIBOR	Pay	0.06	Semi-Annually	03/20/2022	JPY	2,830,000,000	(7,733)	4,769	(12,502)
6-Month JPY-LIBOR	Pay	0.06	Semi-Annually	03/20/2022	JPY	1,150,000,000	(3,142)	1,938	(5,080)
6-Month JPY-LIBOR	Pay	0.06	Semi-Annually	04/22/2022	JPY	320,000,000	(886)	341	(1,227)
6-Month JPY-LIBOR	Pay	0.08	Semi-Annually	03/15/2022	JPY	712,570,000	(2,536)	1,678	(4,214)
6-Month JPY-LIBOR	Pay	0.60	Semi-Annually	03/17/2022	JPY	626,000,000	(1,778)	1,152	(2,930)
6-Month JPY-TONA	Pay	0.30	Semi-Annually/ Annually	09/20/2027	JPY	2,830,000,000	(362,949)	(6,528)	(356,421)
6-Month JPY-TONA	Pay	0.35	Semi-Annually/ Annually	03/17/2051	JPY	274,000,000	134,868	147,640	(12,772)
6-Month JPY-TONA	Receive	0.38	Annually/ Semi-Annually	06/18/2028	JPY	4,170,000,000	741,002	197,841	543,161
6-Month JPY-TONA	Pay	0.45	Semi-Annually/ Annually	03/20/2029	JPY	1,150,000,000	(280,409)	(64,173)	(216,236)
6-Month JPY-TONA	Pay	0.52	Semi-Annually/ Annually	03/16/2051	JPY	185,000,000	13,878	3,492	10,386
6-Month JPY-TONA	Pay	0.54	Semi-Annually/ Annually	03/15/2051	JPY	712,570,000	22,976	7,070	15,906
6-Month JPY-TONA	Pay	0.56	Semi-Annually/ Annually	03/17/2051	JPY	626,000,000	(9,345)	12,528	(21,873)
6-Month JPY-TONA	Pay	0.57	Semi-Annually/ Annually	03/19/2051	JPY	266,000,000	(12,642)	5,183	(17,825)
6-Month JPY-TONA	Pay	0.57	Semi-Annually/ Annually	04/07/2051	JPY	117,000,000	(5,594)	1,797	(7,391)
6-Month JPY-TONA	Pay	0.75	Semi-Annually/ Annually	03/20/2038	JPY	234,000,000	(152,540)	30,219	(182,759)
6-Month JPY-TONA	Pay	0.79	Semi-Annually/ Annually	11/12/2038	JPY	76,430,000	(53,027)	872	(53,899)
6-Month JPY-TONA	Pay	0.80	Semi-Annually/ Annually	10/22/2038	JPY	320,000,000	(230,220)	5,132	(235,352)
12-Month GBP-SONIA	Pay	0.75	Annually	03/16/2052	GBP	31,400,000	954,586	(55,456)	1,010,042
12-Month JPY-TONA	Receive	0.04	Annually/ Maturity	03/15/2022	JPY	712,570,000	(1,216)	(102)	(1,114)
12-Month JPY-TONA	Receive	0.04	Annually/ Maturity	03/16/2022	JPY	185,000,000	(248)	(26)	(222)
12-Month JPY-TONA	Receive	0.04	Annually/ Maturity	03/17/2022	JPY	626,000,000	(839)	(89)	(750)
12-Month JPY-TONA	Receive	0.04	Annually/ Maturity	03/17/2022	JPY	274,000,000	(367)	(39)	(328)
12-Month JPY-TONA	Receive	0.04	Maturity	03/19/2022	JPY	266,000,000	(346)	(37)	(309)
12-Month JPY-TONA	Receive	0.04	Maturity	03/20/2022	JPY	2,830,000,000	(3,672)	(390)	(3,282)
12-Month JPY-TONA	Receive	0.04	Maturity	03/20/2022	JPY	1,150,000,000	(1,492)	(159)	(1,333)
12-Month JPY-TONA	Receive	0.04	Maturity	03/20/2022	JPY	234,000,000	(303)	(32)	(271)
12-Month JPY-TONA	Receive	0.04	Annually/ Maturity	04/07/2022	JPY	117,000,000	(161)	(13)	(148)
12-Month JPY-TONA	Receive	0.04	Annually/ Maturity	04/22/2022	JPY	320,000,000	(337)	(26)	(311)
12-Month JPY-TONA	Receive	0.04	Annually/ Maturity	05/12/2022	JPY	76,430,000	(77)	(3)	(74)
12-Month JPY-TONA	Pay	0.04	Maturity/ Annually	06/18/2022	JPY	4,170,000,000	9,081	230	8,851
12-Month USD -SOFR	Receive	1.40	Maturity/ Annually	12/07/2024	USD	54,100,000	26,327	22,037	4,290
BRL-CDI	Pay	2.85	Maturity	01/03/2022	BRL	79,700,000	219,300	(18)	219,318
BRL-CDI	Pay	2.86	Maturity	01/03/2022	BRL	54,000,000	146,219	—	146,219
BRL-CDI	Pay	2.86	Maturity	01/03/2022	BRL	29,100,000	79,947	(68)	80,015

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued)
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
BRL-CDI	Pay	2.86%	Maturity	01/03/2022	BRL	34,600,000	$95,292	$(1)	$95,293
BRL-CDI	Pay	2.87	Maturity	01/03/2022	BRL	20,200,000	54,725	(1)	54,726
BRL-CDI	Pay	2.87	Maturity	01/03/2022	BRL	28,000,000	75,640	—	75,640
BRL-CDI	Pay	2.88	Maturity	01/03/2022	BRL	200,000	544	—	544
BRL-CDI	Pay	2.88	Maturity	01/03/2022	BRL	22,000,000	58,501	—	58,501
BRL-CDI	Receive	3.35	Maturity	01/03/2022	BRL	9,100,000	(18,544)	—	(18,544)
BRL-CDI	Receive	3.35	Maturity	01/03/2022	BRL	200,900,000	(405,698)	(54)	(405,644)
BRL-CDI	Receive	3.36	Maturity	01/03/2022	BRL	1,003,800,000	(1,271,857)	(10,645)	(1,261,212)
BRL-CDI	Receive	3.70	Maturity	01/03/2022	BRL	175,400,000	(305,704)	2,424	(308,128)
BRL-CDI	Receive	3.98	Maturity	01/03/2022	BRL	77,600,000	(112,375)	—	(112,375)

Total							$(606,075)	$878,698	$(1,484,773)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (R)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2021 (S)	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Republic of South Africa Government International Bond, 5.50%, 03/09/2020	GSI	1.00%	Quarterly	06/20/2024	1.17%	USD	6,400,000	$ (24,323)	$ (125,799)	$ 101,476

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Home Equity ABS Index - Series 6-2	BCLY	0.11%	Monthly	05/25/2046	USD	2,092,969	$21,164	$(420,492)	$441,656

Value
OTC Swap Agreements, at value (Assets)	$21,164
OTC Swap Agreements, at value (Liabilities)	$(24,323)

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	720	03/31/2022	$87,120,662	$87,103,125	$—	$(17,537)
10-Year U.S. Treasury Note	2,268	03/22/2022	295,301,133	295,903,125	601,992	—
30-Year U.S. Treasury Bond	80	03/22/2022	12,700,740	12,835,000	134,260	—
U.S. Treasury Ultra Bond	45	03/22/2022	8,746,239	8,870,625	124,386	—

Total					$860,638	$(17,537)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
German Euro BUXL	(30)	03/08/2022	$(7,406,135)	$(7,061,202)	$344,933	$—

Total					$344,933	$—

Total Futures Contracts					$1,205,571	$(17,537)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/04/2022	USD	1,505,241	BRL	8,400,000	$—	$(1,632)
BNP	01/04/2022	BRL	8,400,000	USD	1,479,535	27,338	—
BNP	01/07/2022	USD	147,580	CAD	188,000	—	(1,041)
BNP	01/12/2022	MXN	191,200,000	USD	9,336,940	—	(17,731)
BNP	01/24/2022	USD	691,000	CLP	599,822,550	—	(10,673)
BNP	02/17/2022	AUD	25,842,000	USD	18,868,707	—	(65,101)
BNP	02/17/2022	NOK	79,665,000	USD	9,150,791	—	(112,421)
BNP	02/17/2022	EUR	4,941,000	USD	5,579,041	51,571	—
BNP	02/17/2022	GBP	776,000	USD	1,024,272	25,896	—
BNP	04/04/2022	USD	18,129,674	BRL	102,486,000	170,693	—
BNP	07/05/2022	USD	16,687,003	BRL	95,730,000	366,430	—
BNP	10/05/2022	USD	2,107,338	PEN	8,602,364	—	(4,909)
BOA	01/12/2022	USD	9,184,580	MXN	191,200,000	—	(134,630)
BOA	03/04/2022	MXN	191,200,000	USD	9,097,181	137,547	—
BOA	03/18/2022	USD	5,229,332	MXN	109,965,000	—	(67,292)
BOA	04/05/2022	USD	3,110,892	PEN	13,012,239	—	(131,270)
BOA	07/21/2022	USD	2,091,192	PEN	8,401,781	15,100	—
BOA	07/26/2022	USD	1,623,190	PEN	6,560,286	2,823	—
CITI	01/04/2022	USD	11,696,698	BRL	65,273,421	—	(12,680)
CITI	01/04/2022	BRL	65,273,421	USD	11,615,935	93,443	—
CITI	01/24/2022	USD	5,333,000	CLP	4,653,449,380	—	(110,606)
CITI	02/02/2022	CLP	5,286,544,700	USD	6,311,086	—	(134,430)
CITI	03/02/2022	USD	5,434,167	ILS	18,007,200	—	(360,335)
CITI	03/08/2022	USD	1,773,134	PEN	7,316,484	—	(53,449)
CITI	04/06/2022	USD	5,340,332	ILS	17,500,000	—	(294,714)
CITI	05/31/2022	USD	380,578	PEN	1,572,965	—	(9,665)
GSB	01/24/2022	USD	3,241,734	PEN	13,386,092	—	(108,296)
GSB	02/17/2022	USD	17,942,785	AUD	25,424,000	—	(556,669)
GSB	02/17/2022	NOK	48,325,000	USD	5,505,616	—	(22,917)
GSB	02/17/2022	GBP	806,000	USD	1,075,254	15,514	—
GSB	03/18/2022	USD	3,867,457	MXN	80,382,000	—	(4,258)
GSB	07/05/2022	USD	36,541,530	BRL	208,400,000	1,012,360	—
GSB	11/02/2022	USD	4,036,777	ILS	12,500,000	—	(13,818)
HSBC	01/31/2022	USD	5,307,323	ILS	17,412,000	—	(293,952)
HSBC	02/09/2022	USD	216,575	ILS	671,555	525	—
HSBC	02/17/2022	USD	5,431,096	AUD	7,726,000	—	(190,631)
HSBC	02/17/2022	USD	54,939,686	EUR	47,865,000	394,207	—
HSBC	02/17/2022	USD	1,023,492	JPY	116,404,552	11,177	—
HSBC	02/17/2022	JPY	1,718,800,000	USD	15,197,203	—	(249,612)
HSBC	02/17/2022	GBP	1,164,000	USD	1,568,968	6,285	—
JPM	01/04/2022	USD	13,693,242	BRL	77,973,421	—	(294,384)
JPM	01/04/2022	BRL	77,973,421	USD	13,956,855	30,771	—
JPM	02/02/2022	BRL	65,273,421	USD	11,394,405	233,628	—
JPM	02/17/2022	USD	7,019,914	EUR	6,215,000	—	(62,508)
JPM	02/17/2022	JPY	916,900,000	USD	8,080,363	—	(106,517)
JPM	04/04/2022	USD	755,300	BRL	4,400,000	—	(15,727)
SCB	02/17/2022	USD	2,356,002	GBP	1,776,000	—	(47,477)
SCB	02/17/2022	GBP	1,223,000	USD	1,628,024	27,074	—
UBS	01/24/2022	CLP	3,100,477,380	USD	3,574,037	52,902	—
UBS	02/02/2022	USD	3,568,895	CLP	3,100,477,380	—	(53,619)
UBS	02/17/2022	USD	85,676,862	GBP	63,760,000	—	(610,209)

Total						$2,675,284	$(4,153,173)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$243,574,030	$—	$243,574,030
Corporate Debt Securities	—	699,123,130	—	699,123,130
Foreign Government Obligations	—	143,650,827	—	143,650,827
Loan Assignment	—	4,114,745	—	4,114,745
Mortgage-Backed Securities	—	217,303,661	—	217,303,661
Municipal Government Obligations	—	7,721,896	—	7,721,896
U.S. Government Agency Obligations	—	294,993,864	—	294,993,864
U.S. Government Obligations	—	410,783,418	—	410,783,418
Preferred Stock	—	18,144,330	—	18,144,330
Short-Term Foreign Government Obligations	—	15,439,698	—	15,439,698
Short-Term U.S. Government Obligations	—	33,804,162	—	33,804,162
Other Investment Company	19,438,365	—	—	19,438,365
Repurchase Agreement	—	7,043,782	—	7,043,782
Over-the-Counter Interest Rate Swaptions Purchased	—	311,840	—	311,840

Total Investments	$19,438,365	$2,096,009,383	$—	$2,115,447,748

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$7,955,768	$—	$7,955,768
Centrally Cleared Interest Rate Swap Agreements	—	2,643,030	—	2,643,030
Over-the-Counter Credit Default Swap Agreements	—	21,164	—	21,164
Futures Contracts (W)	1,205,571	—	—	1,205,571
Forward Foreign Currency Contracts (W)	—	2,675,284	—	2,675,284

Total Other Financial Instruments	$1,205,571	$13,295,246	$—	$14,500,817

LIABILITIES
Other Financial Instruments
Over-the-Counter Options Written	$—	$(21,584)	$—	$(21,584)
Over-the-Counter Interest Rate Swaptions Written	—	(1,111,926)	—	(1,111,926)
Centrally Cleared Interest Rate Swap Agreements	—	(3,249,105)	—	(3,249,105)
Over-the-Counter Credit Default Swap Agreements	—	(24,323)	—	(24,323)
Futures Contracts (W)	(17,537)	—	—	(17,537)
Forward Foreign Currency Contracts (W)	—	(4,153,173)	—	(4,153,173)

Total Other Financial Instruments	$(17,537)	$(8,560,111)	$—	$(8,577,648)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $536,237,213, representing 28.2% of the Portfolio’s net assets.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2021, the total value of securities is $22,926,029, representing 1.2% of the Portfolio’s net assets.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $104,108,018, collateralized by cash collateral of $19,438,365 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $86,811,115. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2021, the total value of Regulation S securities is $84,221,658, representing 4.4% of the Portfolio’s net assets.
(F)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2021, the total value of such securities is $5,565,508, representing 0.3% of the Portfolio’s net assets.
(G)	Non-income producing securities.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2021; the maturity date disclosed is the ultimate maturity date.
(J)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(K)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2021. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(L)	Securities are subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2021 was $8,979,162 at a weighted average interest rate of 0.00%.
(M)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $15,918,726.
(N)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options and/or swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $1,769,176.
(O)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $2,617,853.
(P)	Rates disclosed reflect the yields at December 31, 2021.
(Q)	Restricted security. At December 31, 2021, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Preferred Stock	AT&T Mobility II LLC Series A 7.00%, 10/20/2022	09/24/2020	$18,826,297	$18,144,330	1.0%

(R)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(S)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(T)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(W)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	Euro
GBP	Pound Sterling
ILS	Israel New Shekel
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peruvian Sol
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co.
SCB	Standard Chartered Bank
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ABS	Asset-Backed Securities
BRL-CDI	Brazil Interbank Deposit Rate
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank offer Rate
GSC	Goldman Sachs & Co.
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
SOFR	Secured Overnight Financing Rate
SOFRA	Secured Overnight Financing Rate Average
SONIA	Sterling Overnight Interbank Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TONA	Tokyo Overnight Average

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $2,052,991,189) (including securities loaned of $104,108,018)	$2,108,403,966
Repurchase agreement, at value (cost $7,043,782)	7,043,782
Cash	72,190
Cash collateral pledged at broker for:
Centrally cleared swap agreements	7,031,000
Futures contracts	3,454,000
OTC swap agreements, at value	21,164
Foreign currency, at value (cost $6,789,347)	6,767,632
Receivables and other assets:
Investments sold	32,472
When-issued, delayed-delivery, forward and TBA commitments sold	262,359,116
Net income from securities lending	9,935
Shares of beneficial interest sold	397,017
Interest	10,113,042
Variation margin receivable on centrally cleared swap agreements	544,946
Variation margin receivable on futures contracts	834,255
Unrealized appreciation on forward foreign currency contracts	2,675,284

Total assets	2,409,759,801

Liabilities:
Cash collateral received upon return of:
Securities on loan	19,438,365
Cash collateral at broker for:
TBA commitments	1,117,000
OTC derivatives (A)	360,000
Written options and swaptions, at value (premium received $1,342,510)	1,133,510
OTC swap agreements, at value	24,323
Payables and other liabilities:
Investments purchased	29,665
When-issued, delayed-delivery, forward and TBA commitments purchased	479,390,163
Shares of beneficial interest redeemed	112,486
Investment management fees	1,025,423
Distribution and service fees	159,183
Transfer agent costs	4,310
Trustees, CCO and deferred compensation fees	23,102
Audit and tax fees	54,339
Custody fees	101,359
Legal fees	10,400
Printing and shareholder reports fees	221,721
Other accrued expenses	32,304
Unrealized depreciation on forward foreign currency contracts	4,153,173

Total liabilities	507,390,826

Net assets	$1,902,368,975

Net assets consist of:
Capital stock ($0.01 par value)	$1,723,834
Additional paid-in capital	1,860,952,621
Total distributable earnings (accumulated losses)	39,692,520

Net assets	$1,902,368,975

Net assets by class:
Initial Class	$1,153,538,922
Service Class	748,830,053

Shares outstanding:
Initial Class	104,096,186
Service Class	68,287,179

Net asset value and offering price per share:
Initial Class	$11.08
Service Class	10.97

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$1,218,063
Interest income	53,060,650
Net income from securities lending	121,294

Total investment income	54,400,007

Expenses:
Investment management fees	12,980,052
Distribution and service fees:
Service Class	1,943,514
Transfer agent costs	28,100
Trustees, CCO and deferred compensation fees	82,182
Audit and tax fees	79,593
Custody fees	286,887
Legal fees	119,570
Printing and shareholder reports fees	156,294
Interest expense on sale-buybacks	4
Other	106,029

Total expenses	15,782,225

Net investment income (loss)	38,617,782

Net realized gain (loss) on:
Investments	(2,049,974)
Written options and swaptions	747,986
Swap agreements	(1,502,246)
Futures contracts	(5,202,886)
Forward foreign currency contracts	(966,196)
Foreign currency transactions	(231,086)
TBA commitments	22,387

Net realized gain (loss)	(9,182,015)

Net change in unrealized appreciation (depreciation) on:
Investments	(65,746,169)
Written options and swaptions	199,490
Swap agreements	7,948,234
Futures contracts	1,395,273
Forward foreign currency contracts	7,591,600
Translation of assets and liabilities denominated in foreign currencies	(463,444)
TBA commitments	107,464

Net change in unrealized appreciation (depreciation)	(48,967,552)

Net realized and change in unrealized gain (loss)	(58,149,567)

Net increase (decrease) in net assets resulting from operations	$(19,531,785)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$38,617,782	$47,986,397
Net realized gain (loss)	(9,182,015)	90,300,555
Net change in unrealized appreciation (depreciation)	(48,967,552)	24,752,355

Net increase (decrease) in net assets resulting from operations	(19,531,785)	163,039,307

Dividends and/or distributions to shareholders:
Initial Class	(91,883,037)	(62,764,971)
Service Class	(56,451,364)	(36,606,450)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(148,334,401)	(99,371,421)

Capital share transactions:
Proceeds from shares sold:
Initial Class	101,830,659	67,217,936
Service Class	29,166,829	48,389,053

	130,997,488	115,606,989

Dividends and/or distributions reinvested:
Initial Class	91,883,037	62,764,971
Service Class	56,451,364	36,606,450

	148,334,401	99,371,421

Cost of shares redeemed:
Initial Class	(310,467,072)	(606,166,618)
Service Class	(84,446,916)	(103,765,972)

	(394,913,988)	(709,932,590)

Net increase (decrease) in net assets resulting from capital share transactions	(115,582,099)	(494,954,180)

Net increase (decrease) in net assets	(283,448,285)	(431,286,294)

Net assets:
Beginning of year	2,185,817,260	2,617,103,554

End of year	$1,902,368,975	$2,185,817,260

Capital share transactions - shares:
Shares issued:
Initial Class	8,930,917	5,573,416
Service Class	2,559,690	4,042,103

	11,490,607	9,615,519

Shares reinvested:
Initial Class	8,248,028	5,247,907
Service Class	5,113,348	3,089,152

	13,361,376	8,337,059

Shares redeemed:
Initial Class	(26,763,980)	(50,637,878)
Service Class	(7,383,584)	(8,736,227)

	(34,147,564)	(59,374,105)

Net increase (decrease) in shares outstanding:
Initial Class	(9,585,035)	(39,816,555)
Service Class	289,454	(1,604,972)

	(9,295,581)	(41,421,527)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$12.08	$11.77	$11.12	$11.56	$11.13

Investment operations:
Net investment income (loss) (A)	0.23	0.27	0.31	0.27	0.24
Net realized and unrealized gain (loss)	(0.33)	0.61	0.63	(0.35)	0.30

Total investment operations	(0.10)	0.88	0.94	(0.08)	0.54

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.52)	(0.29)	(0.30)	—
Net realized gains	(0.72)	(0.05)	—	(0.06)	(0.11)

Total dividends and/or distributions to shareholders	(0.90)	(0.57)	(0.29)	(0.36)	(0.11)

Net asset value, end of year	$11.08	$12.08	$11.77	$11.12	$11.56

Total return	(0.87)%	7.68%	8.41%	(0.65)%	4.89%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,153,539	$1,372,817	$1,805,918	$1,833,477	$1,920,197
Expenses to average net assets	0.67%	0.67%	0.67%	0.69%	0.68%
Net investment income (loss) to average net assets	1.96%	2.24%	2.63%	2.37%	2.09%
Portfolio turnover rate (B)	18%	30%	27%	42%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$11.96	$11.65	$11.01	$11.46	$11.06

Investment operations:
Net investment income (loss) (A)	0.20	0.24	0.27	0.24	0.21
Net realized and unrealized gain (loss)	(0.32)	0.61	0.63	(0.36)	0.30

Total investment operations	(0.12)	0.85	0.90	(0.12)	0.51

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.49)	(0.26)	(0.27)	—
Net realized gains	(0.72)	(0.05)	—	(0.06)	(0.11)

Total dividends and/or distributions to shareholders	(0.87)	(0.54)	(0.26)	(0.33)	(0.11)

Net asset value, end of year	$10.97	$11.96	$11.65	$11.01	$11.46

Total return	(1.07)%	7.40%	8.22%	(1.02)%	4.64%

Ratio and supplemental data:
Net assets end of year (000’s)	$748,830	$813,000	$811,186	$806,020	$901,555
Expenses to average net assets	0.92%	0.92%	0.92%	0.94%	0.93%
Net investment income (loss) to average net assets	1.72%	1.99%	2.38%	2.11%	1.84%
Portfolio turnover rate (B)	18%	30%	27%	42%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2021. Open funded loan participations and assignments at December 31, 2021, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at December 31, 2021, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2021, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled

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Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2021, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2021, the Portfolio earned price drop fee income of $123. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2021, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$19,438,365	$—	$—	$—	$19,438,365
Total Borrowings	$19,438,365	$—	$—	$—	$19,438,365

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2021, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2021, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2021, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value	$311,840	$—	$—	$—	$—	$311,840
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	2,643,030	—	—	7,955,768	—	10,598,798
OTC swaps:
OTC swap agreements, at value	—	—	—	21,164	—	21,164
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	1,205,571	—	—	—	—	1,205,571
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	2,675,284	—	—	—	2,675,284
Total	$4,160,441	$2,675,284	$—	$7,976,932	$—	$14,812,657

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value	$(1,133,510)	$—	$—	$—	$—	$(1,133,510)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(3,249,105)	—	—	—	—	(3,249,105)
OTC swaps:
OTC swap agreements, at value	—	—	—	(24,323)	—	(24,323)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(17,537)	—	—	—	—	(17,537)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(4,153,173)	—	—	—	(4,153,173)
Total	$(4,400,152)	$(4,153,173)	$—	$(24,323)	$—	$(8,577,648)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(28,516)	$—	$—	$—	$—	$(28,516)
Written options and swaptions	613,091	134,895	—	—	—	747,986
Swap agreements	(2,808,391)	—	—	1,306,145	—	(1,502,246)
Futures contracts	(5,202,886)	—	—	—	—	(5,202,886)
Forward foreign currency contracts	—	(966,196)	—	—	—	(966,196)
Total	$(7,426,702)	$(831,301)	$—	$1,306,145	$—	$(6,951,858)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$(364,360)	$—	$—	$—	$—	$(364,360)
Written options and swaptions	199,490	—	—	—	—	199,490
Swap agreements	7,147,924	—	—	800,310	—	7,948,234
Futures contracts	1,395,273	—	—	—	—	1,395,273
Forward foreign currency contracts	—	7,591,600	—	—	—	7,591,600
Total	$8,378,327	$7,591,600	$—	$800,310	$—	$16,770,237

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Options:
Average value of option contracts purchased	$3,798
Average notional value of swaption contracts purchased	6,757,613
Average value of option contracts written	(104,366)
Average notional value of swaption contracts written	(63,035,902)
Credit default swaps:
Average notional value — buy protection	56,375,502
Average notional value — sell protection	10,750,055
Interest rate swaps:
Average notional value — pays fixed rate	279,457,942
Average notional value — receives fixed rate	390,202,645
Futures contracts:
Average notional value of contracts — long	252,888,623
Average notional value of contracts — short	(43,345,912)
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	89,396,299
Average contract amounts sold — in USD	297,762,048

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$155,470	$(155,470)	$—	$—	$333,192	$(155,470)	$—	$177,722
Barclays Bank PLC	21,164	—	—	21,164	—	—	—	—
BNP Paribas	641,928	(213,508)	(360,000)	68,420	213,508	(213,508)	—	—
Citibank, N.A.	93,443	(93,443)	—	—	975,879	(93,443)	—	882,436
Goldman Sachs Bank	1,339,714	(1,339,714)	—	—	1,817,884	(1,339,714)	—	478,170
Goldman Sachs International	—	—	—	—	24,323	—	—	24,323
HSBC Bank USA	412,194	(412,194)	—	—	734,195	(412,194)	—	322,001
JPMorgan Chase Bank, N.A.	264,399	(264,399)	—	—	500,720	(264,399)	—	236,321
Standard Chartered Bank	27,074	(27,074)	—	—	47,477	(27,074)	—	20,403
UBS AG	52,902	(52,902)	—	—	663,828	(52,902)	—	610,926
Other Derivatives (C)	11,804,369	—	—	11,804,369	3,266,642	—	—	3,266,642

Total	$14,812,657	$(2,558,704)	$(360,000)	$11,893,953	$8,577,648	$(2,558,704)	$—	$6,018,944

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS (continued)

continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Fixed-income securities risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

Interest rate risk: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The Portfolio faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instrument in which the Portfolio invests, and financial markets generally.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.68%
Over $250 million up to $500 million	0.67
Over $500 million up to $750 million	0.66
Over $750 million up to $1 billion	0.63
Over $1 billion up to $3 billion	0.60
Over $3 billion	0.57

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.72%	May 1, 2022
Service Class	0.97	May 1, 2022
Prior to May 1, 2021
Initial Class	0.80
Service Class	1.05

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 310,322,791	$ 20,159,685	$ 428,715,280	$ 92,123405

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization accruals, swaps, forward contracts mark-to-market, futures contracts mark-to-market, straddle loss deferrals, interest written off and added back, defaulted bond income accruals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,072,222,089	$ 91,050,292	$ (49,320,676)	$ 41,729,616

As of December 31, 2021, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 4,712,671	$ 15,305,779

During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 116,913,125	$ 31,421,276	$ —	$ 99,371,421	$ —	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 37,825,682	$ —	$ (20,018,450)	$ —	$ (19,864,099)	$ 41,749,387

11. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect ASU 2021-01 to have a material impact on the financial statements.

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

12. LEGAL PROCEEDINGS (continued)

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Total Return VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Total Return VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica PIMCO Total Return VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $31,421,276 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

MARKET ENVIRONMENT

At the start of 2021, the U.S. was on the verge of a new administration and COVID-19 lockdown protocols were still in place. As the new administration took over, vaccines were distributed earlier than planned and the U.S. economy began to pull out of shutdown and into recovery. The Democrats won two tightly contested U.S. Senate races in Georgia, which gave the Biden administration the House and the Senate, and a valid shot of dismantling the filibuster. Hope for an infrastructure bill and a full spending agenda seemed a forgone conclusion. At the same time, the administration extended unemployment benefits and other programs that put funds directly into consumers’ hands. With the new spending bills, deficits would be expanded, and treasury supply would have to increase. Given this bullish backdrop and the resulting larger treasury issuance, the Portfolio was underweight duration and overweight commodity linked corporate bonds.

Over the year, more money in the system through this government spending, combined with supply chain disruptions from shutdowns and worker shortages, for longer than the market anticipated, helped drive inflation higher. Consequently, rates moved higher, and the U.S. 10-year note ended 2021 at 1.52%, almost 60 basis points higher than where it started the year. Inflation outpaced everything by a wide margin and real yields collapsed over the year. Resulting from higher inflation, U.S. Treasury Inflation-Protected Securities (“U.S. TIPS”) outperformed the nominal treasury curve by over 8% in 2021, with U.S. TIPS up 5.96% over the year, while U.S. Treasuries returned -2.32%.

PERFORMANCE

For the year ended December 31, 2021, Transamerica PineBridge Inflation Opportunities VP, Initial Class returned 4.08%. By comparison, its primary and secondary benchmarks, the Bloomberg US Treasury Inflation Protected Securities Index and the Bloomberg Global Inflation Linked Bond Index, returned 5.96% and 2.69%, respectively.

STRATEGY REVIEW

For the fiscal year ended December 31, 2021, Transamerica PineBridge Inflation Opportunities VP underperformed the Bloomberg US Treasury Inflation Protected Securities Index. The U.S. Treasury 10-year note ended 2021 at 1.52%, approximately 60 basis points higher than the year began at 0.91%. The nominal rising rate environment alone, however, was not the story of 2021. As inflation outstripped expectations, from an asset allocation standpoint, anything other than U.S. TIPS detracted from relative performance. U.S. TIPS outperformed all other investment grade fixed income assets over the fiscal year. Given that the U.S. inflation linked curve rallied tremendously, the underweight allocation detracted from a yield curve and security selection perspective as longer-dated TIPS outperformed.

We continue to favor inflation linked government bonds from natural resource heavy countries like Canada, Australia, and New Zealand, although these countries’ economies lag the U.S. as COVID-19 variants still present a problem.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments, LLC

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	54.0%
Foreign Government Obligations	22.2
Corporate Debt Securities	20.0
Other Investment Company	2.8
Short-Term Investment Company	2.6
Preferred Stock	0.3
Mortgage-Backed Security	0.1
Net Other Assets (Liabilities) ^	(2.0)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	7.73
Duration †	6.76

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	54.0%
AAA	12.8
AA	2.8
A	5.6
BBB	18.6
BB	2.7
B	0.1
Not Rated	5.4
Net Other Assets (Liabilities) ^	(2.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	4.08%	4.66%	2.28%	05/01/2011
Bloomberg US Treasury Inflation Protected Securities Index (A)	5.96%	5.34%	3.09%
Bloomberg Global Inflation Linked Bond Index (B)	2.69%	5.43%	3.40%
Service Class	3.86%	4.40%	2.20%	05/01/2011

(A) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(B) The Bloomberg Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment portfolio pertain only to those securities and not the Portfolio or its yield. Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. An increase in interest rates may result in a decrease in the Portfolio’s value. The price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,027.80	$2.86	$1,022.40	$2.85	0.56%
Service Class	1,000.00	1,026.70	4.14	1,021.10	4.13	0.81

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Principal	Value
CORPORATE DEBT SECURITIES - 20.0%
Banks - 8.6%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (A), 01/18/2022 (B) (C)	$779,000	$775,466
Banco Santander Chile 3.18%, 10/26/2031 (C) (D)	1,405,000	1,426,075
Bank of America Corp.
4.18%, 11/25/2027	476,000	521,117
CPI-YoY + 1.10%, 6.49% (A), 11/19/2024	5,000,000	5,301,350
Barclays Bank PLC CPI-YoY + 1.00%, 6.39% (A), 05/22/2023 (E)	2,600,000	2,614,066
BBVA Bancomer SA Fixed until 01/18/2028, 5.13% (A), 01/18/2033 (D)	334,000	342,771
Citigroup, Inc.
Fixed until 11/03/2031, 2.52% (A), 11/03/2032	490,000	490,004
1.38 * CPI-YoY, 7.44% (A), 03/27/2025	1,000,000	1,074,880
Corestates Capital II 3-Month LIBOR + 0.65%, 0.77% (A), 01/15/2027 (D)	244,000	236,121
Intesa Sanpaolo SpA Fixed until 06/01/2041, 4.95% (A), 06/01/2042 (D)	309,000	318,253
Natwest Group PLC Fixed until 08/28/2030, 3.03% (A), 11/28/2035	499,000	492,883
Standard Chartered PLC Fixed until 07/26/2025 (B), 6.00% (A) (C) (D)	222,000	236,707
UniCredit SpA Fixed until 06/30/2030, 5.46% (A), 06/30/2035 (D)	660,000	719,764

		14,549,457

Capital Markets - 1.6%
Deutsche Bank AG Fixed until 05/28/2031, 3.04% (A), 05/28/2032	1,000,000	1,008,767
Goldman Sachs Group, Inc.
Fixed until 07/21/2031, 2.38% (A), 07/21/2032	800,000	788,597
Fixed until 11/10/2022 (B), 5.00% (A) (C)	759,000	760,898
Morgan Stanley Fixed until 09/16/2031, 2.48% (A), 09/16/2036	167,000	160,796

		2,719,058

Chemicals - 0.4%
Westlake Chemical Corp. 3.38%, 08/15/2061	696,000	666,834

Commercial Services & Supplies - 0.5%
Triton Container International Ltd. 3.15%, 06/15/2031 (D)	804,000	811,718

Consumer Finance - 0.2%
Ford Motor Credit Co. LLC 2.90%, 02/16/2028	420,000	421,050

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products - 0.5%
Smithfield Foods, Inc. 5.20%, 04/01/2029 (D)	$ 670,000	$ 765,875

Insurance - 0.9%
Enstar Group Ltd. 3.10%, 09/01/2031	588,000	577,023
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.28% (A), 02/12/2067 (D)	1,051,000	1,001,311

		1,578,334

Leisure Products - 0.5%
Brunswick Corp. 2.40%, 08/18/2031	819,000	786,216

Metals & Mining - 3.1%
AngloGold Ashanti Holdings PLC 3.75%, 10/01/2030 (C)	384,000	386,680
Glencore Funding LLC
2.63%, 09/23/2031 (D)	1,393,000	1,355,401
2.85%, 04/27/2031 (D)	1,197,000	1,184,532
Newcrest Finance Pty Ltd. 5.75%, 11/15/2041 (D)	515,000	675,690
Teck Resources Ltd. 6.25%, 07/15/2041	1,076,000	1,430,544
Vale Overseas Ltd. 3.75%, 07/08/2030 (C)	139,000	143,867

		5,176,714

Multiline Retail - 0.1%
Nordstrom, Inc. 4.25%, 08/01/2031 (C)	193,000	189,622

Oil, Gas & Consumable Fuels - 2.9%
Apache Corp. 4.25%, 01/15/2030 (C)	400,000	434,080
Cenovus Energy, Inc. 4.25%, 04/15/2027	474,000	516,965
Diamondback Energy, Inc. 4.40%, 03/24/2051	645,000	741,906
Enable Midstream Partners LP 4.95%, 05/15/2028	260,000	288,579
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (A), 07/15/2077 (C)	874,000	920,800
Energy Transfer LP Fixed until 02/15/2023 (B), 6.25% (A)	755,000	655,952
EnLink Midstream Partners LP Fixed until 12/15/2022 (B), 6.00% (A)	142,000	113,422
Enterprise Products Operating LLC
3.70%, 01/31/2051	438,000	461,206
Fixed until 08/16/2027, 5.25% (A), 08/16/2077	278,000	284,004
Williams Cos., Inc. 3.50%, 10/15/2051	511,000	518,176

		4,935,090

Semiconductors & Semiconductor Equipment - 0.7%
Broadcom, Inc. 2.60%, 02/15/2033 (D)	1,210,000	1,181,036

Total Corporate Debt Securities (Cost $32,879,630)		33,781,004

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 22.2%
Australia - 4.1%
Australia Government Bond
0.75%, 11/21/2027 (F)	AUD 2,800,000	$ 2,423,524
2.50%, 09/20/2030 (F)	3,775,000	4,423,570

		6,847,094

Canada - 3.0%
Canadian Government Real Return Bond
4.00%, 12/01/2031	CAD 944,610	1,092,469
4.25%, 12/01/2026	4,013,370	4,004,019

		5,096,488

Mexico - 1.4%
Mexico Government International Bond 4.28%, 08/14/2041	$1,047,000	1,084,954
Mexico Udibonos Series S, 4.50%, 12/04/2025	MXN 22,662,468	1,192,919

		2,277,873

New Zealand - 5.6%
New Zealand Government Inflation-Linked Bond 2.00%, 09/20/2025 (F)	NZD 11,200,000	9,543,803

Spain - 5.3%
Spain Government Inflation-Linked Bond
0.70%, 11/30/2033 (F)	EUR 2,669,925	3,712,104
1.00%, 11/30/2030 (F)	3,800,930	5,273,958

		8,986,062

United Kingdom - 2.8%
U.K. Inflation-Linked Gilt 0.13%, 03/22/2024 - 03/22/2044 (F)	GBP 2,476,638	4,719,979

Total Foreign Government Obligations (Cost $35,005,851)		37,471,299

MORTGAGE-BACKED SECURITY - 0.1%
Benchmark Mortgage Trust Series 2018-B1, Class A2, 3.57%, 01/15/2051	$225,805	229,346

Total Mortgage-Backed Security (Cost $236,390)		229,346

U.S. GOVERNMENT OBLIGATIONS - 54.0%
U.S. Treasury Inflation-Protected Securities - 54.0%
U.S. Treasury Inflation-Indexed Bond
0.13%, 02/15/2051	796,568	943,995
0.63%, 02/15/2043	1,804,065	2,243,665
0.75%, 02/15/2042 - 02/15/2045	4,858,868	6,209,750
1.00%, 02/15/2046	1,633,814	2,233,794
1.38%, 02/15/2044	1,542,398	2,202,135
2.00%, 01/15/2026	2,786,360	3,224,559
2.38%, 01/15/2025 - 01/15/2027	7,793,740	9,075,257
2.50%, 01/15/2029	643,960	823,451
3.63%, 04/15/2028	1,025,778	1,363,123
U.S. Treasury Inflation-Indexed Note
0.13%, 01/15/2022 - 01/15/2031	24,710,025	25,962,058
0.13%, 04/15/2026 (C)	1,054,400	1,138,072

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note (continued)
0.25%, 01/15/2025 - 07/15/2029	$ 4,760,715	$ 5,261,127
0.38%, 07/15/2023 - 01/15/2027	11,001,430	11,922,573
0.50%, 01/15/2028	4,730,662	5,294,646
0.63%, 01/15/2024 - 01/15/2026	7,879,491	8,574,116
0.75%, 07/15/2028	4,186,004	4,795,182

Total U.S. Government Obligations (Cost $82,180,057)		91,267,503

	Shares	Value
PREFERRED STOCK - 0.3%
Banks - 0.3%
US Bancorp, Series A, 3-Month LIBOR + 1.02%, 1.23% (A) (C)	500	480,000

Total Preferred Stock (Cost $416,875)		480,000

SHORT-TERM INVESTMENT COMPANY - 2.6%
Money Market Fund - 2.6%
State Street Institutional U.S. Government Money Market Fund, 0.03% (G)	4,506,411	4,506,411

Total Short-Term Investment Company (Cost $4,506,411)		4,506,411

OTHER INVESTMENT COMPANY - 2.8%
Securities Lending Collateral - 2.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (G)	4,667,585	4,667,585

Total Other Investment Company (Cost $4,667,585)		4,667,585

Total Investments (Cost $159,892,799)		172,403,148
Net Other Assets (Liabilities) - (2.0)%		(3,359,496)

Net Assets - 100.0%		$169,043,652

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	02/18/2022	USD	5,557,764	AUD	7,688,000	$—	$(36,320)
JPMS	02/18/2022	USD	4,178,928	CAD	5,246,000	32,015	—
JPMS	02/18/2022	USD	8,887,701	EUR	7,825,000	—	(29,595)
JPMS	02/18/2022	USD	7,381,814	GBP	5,500,000	—	(61,348)
JPMS	02/18/2022	USD	1,115,236	MXN	23,500,000	—	(23,003)
JPMS	02/18/2022	USD	8,841,767	NZD	12,650,000	183,810	—
JPMS	02/18/2022	GBP	2,040,000	USD	2,703,054	57,682	—

Total						$273,507	$(150,266)

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$33,781,004	$—	$33,781,004
Foreign Government Obligations	—	37,471,299	—	37,471,299
Mortgage-Backed Security	—	229,346	—	229,346
U.S. Government Obligations	—	91,267,503	—	91,267,503
Preferred Stock	480,000	—	—	480,000
Short-Term Investment Company	4,506,411	—	—	4,506,411
Other Investment Company	4,667,585	—	—	4,667,585

Total Investments	$9,653,996	$162,749,152	$—	$172,403,148

Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$273,507	$—	$273,507

Total Other Financial Instruments	$—	$273,507	$—	$273,507

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$(150,266)	$—	$(150,266)

Total Other Financial Instruments	$—	$(150,266)	$—	$(150,266)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Corporate Debt Securities (E)	$—	$—	$—	$2,614,066

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,803,579, collateralized by cash collateral of $4,667,585 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,255,253. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the total value of 144A securities is $10,255,254, representing 6.1% of the Portfolio’s net assets.
(E)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period the security utilized significant unobservable inputs.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2021, the total value of Regulation S securities is $30,096,938, representing 17.8% of the Portfolio’s net assets.
(G)	Rates disclosed reflect the yields at December 31, 2021.
(H)	The Portfolio recognizes transfers in and out of Level 3 as of December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(I)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI-YoY	Consumer Price Index-Year over Year
LIBOR	London Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $159,892,799) (including securities loaned of $5,803,579)	$172,403,148
Cash	209
Cash collateral pledged at broker for:
OTC derivatives (A)	710,000
Foreign currency, at value (cost $5,912)	5,970
Receivables and other assets:
Net income from securities lending	3,076
Shares of beneficial interest sold	108,378
Dividends	4,472
Interest	550,061
Unrealized appreciation on forward foreign currency contracts	273,507

Total assets	174,058,821

Liabilities:
Cash collateral received upon return of:
Securities on loan	4,667,585
Payables and other liabilities:
Shares of beneficial interest redeemed	10,792
Investment management fees	70,098
Distribution and service fees	35,725
Transfer agent costs	372
Trustees, CCO and deferred compensation fees	4,333
Audit and tax fees	32,125
Custody fees	10,201
Legal fees	758
Printing and shareholder reports fees	29,459
Other accrued expenses	3,455
Unrealized depreciation on forward foreign currency contracts	150,266

Total liabilities	5,015,169

Net assets	$169,043,652

Net assets consist of:
Capital stock ($0.01 par value)	$146,529
Additional paid-in capital	161,577,135
Total distributable earnings (accumulated losses)	7,319,988

Net assets	$169,043,652

Net assets by class:
Initial Class	$184,255
Service Class	168,859,397

Shares outstanding:
Initial Class	16,203
Service Class	14,636,712

Net asset value and offering price per share:
Initial Class	$11.37
Service Class	11.54

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$17,743
Interest income	6,910,945
Net income from securities lending	25,757

Total investment income	6,954,445

Expenses:
Investment management fees	806,854
Distribution and service fees:
Service Class	411,291
Transfer agent costs	2,241
Trustees, CCO and deferred compensation fees	9,178
Audit and tax fees	46,293
Custody fees	26,498
Legal fees	9,420
Printing and shareholder reports fees	21,611
Other	16,627

Total expenses	1,350,013

Net investment income (loss)	5,604,432

Net realized gain (loss) on:
Investments	3,203,864
Forward foreign currency contracts	(590,971)
Foreign currency transactions	(10,107)

Net realized gain (loss)	2,602,786

Net change in unrealized appreciation (depreciation) on:
Investments	(4,160,258)
Forward foreign currency contracts	2,143,411
Translation of assets and liabilities denominated in foreign currencies	(565)

Net change in unrealized appreciation (depreciation)	(2,017,412)

Net realized and change in unrealized gain (loss)	585,374

Net increase (decrease) in net assets resulting from operations	$6,189,806

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$5,604,432	$1,327,235
Net realized gain (loss)	2,602,786	555,457
Net change in unrealized appreciation (depreciation)	(2,017,412)	11,427,856

Net increase (decrease) in net assets resulting from operations	6,189,806	13,310,548

Dividends and/or distributions to shareholders:
Initial Class	(2,424)	(1,058)
Service Class	(1,915,670)	(2,453,787)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,918,094)	(2,454,845)

Capital share transactions:
Proceeds from shares sold:
Initial Class	116,500	45,010
Service Class	16,218,453	6,570,167

	16,334,953	6,615,177

Dividends and/or distributions reinvested:
Initial Class	2,424	1,058
Service Class	1,915,670	2,453,787

	1,918,094	2,454,845

Cost of shares redeemed:
Initial Class	—	(10)
Service Class	(17,112,241)	(20,921,756)

	(17,112,241)	(20,921,766)

Net increase (decrease) in net assets resulting from capital share transactions	1,140,806	(11,851,744)

Net increase (decrease) in net assets	5,412,518	(996,041)

Net assets:
Beginning of year	163,631,134	164,627,175

End of year	$169,043,652	$163,631,134

Capital share transactions - shares:
Shares issued:
Initial Class	10,534	4,295
Service Class	1,427,808	600,893

	1,438,342	605,188

Shares reinvested:
Initial Class	215	98
Service Class	167,747	223,682

	167,962	223,780

Shares redeemed:
Initial Class	—	(1)
Service Class	(1,510,854)	(1,949,185)

	(1,510,854)	(1,949,186)

Net increase (decrease) in shares outstanding:
Initial Class	10,749	4,392
Service Class	84,701	(1,124,610)

	95,450	(1,120,218)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018	December 31, 2017
Net asset value, beginning of year	$11.08		$10.35		$9.80		$10.13	$9.84

Investment operations:
Net investment income (loss) (A)	0.45		0.11		0.17		0.23	0.16
Net realized and unrealized gain (loss)	0.00	(B)	0.82		0.65		(0.36)	0.18

Total investment operations	0.45		0.93		0.82		(0.13)	0.34

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.20)		(0.27)		(0.20)	(0.05)

Net asset value, end of year	$11.37		$11.08		$10.35		$9.80	$10.13

Total return	4.08%		9.01%		8.39%		(1.29)%	3.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$184		$60		$11		$10	$10
Expenses to average net assets	0.57	%(C)	0.63	%(C)	0.65	%(C)	0.65%	0.65%
Net investment income (loss) to average net assets	4.01%		1.00%		1.71%		2.30%	1.64%
Portfolio turnover rate	32%		29%		26%		37%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than 0.01 or (0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021		December 31, 2020		December 31, 2019		December 31, 2018	December 31, 2017
Net asset value, beginning of year	$11.24		$10.50		$9.93		$10.26	$9.97

Investment operations:
Net investment income (loss) (A)	0.39		0.09		0.15		0.21	0.14
Net realized and unrealized gain (loss)	0.04		0.82		0.66		(0.37)	0.17

Total investment operations	0.43		0.91		0.81		(0.16)	0.31

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.17)		(0.24)		(0.17)	(0.02)

Net asset value, end of year	$11.54		$11.24		$10.50		$9.93	$10.26

Total return	3.86%		8.69%		8.20%		(1.55)%	3.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$168,860		$163,571		$164,616		$169,688	$189,325
Expenses to average net assets	0.82	%(B)	0.88	%(B)	0.90	%(B)	0.90%	0.90%
Net investment income (loss) to average net assets	3.40%		0.82%		1.45%		2.04%	1.41%
Portfolio turnover rate	32%		29%		26%		37%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2021, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$3,605,862	$—	$—	$—	$3,605,862
U.S. Government Obligations	664,447	—	—	—	664,447
Preferred Stocks	397,276	—	—	—	397,276
Total Securities Lending Transactions	$4,667,585	$—	$—	$—	$4,667,585
Total Borrowings	$4,667,585	$—	$—	$—	$4,667,585

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2021, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$273,507	$—	$—	$—	$273,507
Total	$—	$273,507	$—	$—	$—	$273,507

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(150,266)	$—	$—	$—	$(150,266)
Total	$—	$(150,266)	$—	$—	$—	$(150,266)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(590,971)	$—	$—	$—	$(590,971)
Total	$—	$(590,971)	$—	$—	$—	$(590,971)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$2,143,411	$—	$—	$—	$2,143,411
Total	$—	$2,143,411	$—	$—	$—	$2,143,411

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	$2,228,587
Average contract amounts sold – in USD	36,694,263

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
JPMorgan Securities LLC	$273,507	$(150,266)	$—	$123,241	$(150,266)	$(150,266)	$—	$—

Total	$273,507	$(150,266)	$—	$123,241	$(150,266)	$(150,266)	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Inflation-protected securities risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest rate risk: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The Portfolio faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). Plans are underway to phase out the use of LIBOR by the end of 2021. The administrator of LIBOR recently announced a possible delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of the LIBOR publications to end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instrument in which the Portfolio invests, and financial markets generally.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.49%
Over $250 million up to $1 billion	0.43
Over $1 billion	0.38

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.70%	May 1, 2022
Service Class	0.95	May 1, 2022
Prior to May 1, 2021
Initial Class	0.75
Service Class	1.00

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 33,671,754	$ 17,341,279	$ 41,000,035	$ 12,435,844

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, premium amortization accruals and TIPS adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 161,225,985	$ 12,094,834	$ (917,671)	$ 11,177,163

As of December 31, 2021, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 9,822,439

During the year ended December 31, 2021, the capital loss carryforwards utilized are $4,000,266.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,918,094	$ —	$ —	$ 2,454,845	$ —	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,964,870	$ —	$ (9,822,439)	$ —	$ —	$ 11,177,557

11. NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect ASU 2021-01 to have a material impact on the financial statements.

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PineBridge Inflation Opportunities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica PineBridge Inflation Opportunities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

For the year ended December 31, 2021, the S&P 500® Index (“S&P 500®” or “Index”) had a total return of 28.71%. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of approximately 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

PERFORMANCE

For the year ended December 31, 2021, Transamerica ProFund UltraBear VP, Service Class returned -38.46%. By comparison, its benchmark, the S&P 500®, returned 28.71%.

STRATEGY REVIEW

Transamerica ProFund UltraBear VP (the “Portfolio”) seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the return of the S&P 500® Index for a single day, not for any other period. The return of the Portfolio for periods longer than a single day will be the result of its return for each day compounded over the period. The Portfolio’s return for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Portfolio’s stated multiple (-2x) times the return of the Portfolio’s Index for the same period.

During the fiscal year ended December 31, 2021, the Portfolio invested in index futures contracts as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day.

During the fiscal year, the Portfolio utilized derivatives. These positions detracted from performance.

Michael Neches

Devin Sullivan

Co-Portfolio Managers

ProFund Advisors LLC

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	69.2%
Repurchase Agreement	17.6
Net Other Assets (Liabilities) ^	13.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(38.46)%	(34.77)%	(31.10)%	05/01/2009
S&P 500® (A)	28.71%	18.47%	16.55%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$800.00	$5.58	$1,019.00	$6.26	1.23%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 69.2%
Money Market Funds - 69.2%
BlackRock Liquidity Funds T-Fund, 0.00% (A)	1,285,450	$ 1,285,450
Dreyfus Treasury Obligations Cash Management Fund, 0.01% (A)	1,286,352	1,286,352
State Street Institutional U.S. Government Money Market Fund, 0.03% (A)	1,285,450	1,285,450
UBS Select Treasury Preferred Fund, 0.01% (A)	1,285,449	1,285,449

Total Short-Term Investment Companies (Cost $5,142,701)		5,142,701

	Principal	Value
REPURCHASE AGREEMENT - 17.6%
Fixed Income Clearing Corp., 0.00% (A), dated 12/31/2021, to be repurchased at $1,304,512 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $1,330,685.	$1,304,512	$ 1,304,512

Total Repurchase Agreement (Cost $1,304,512)		1,304,512

Total Investments (Cost $6,447,213)		6,447,213
Net Other Assets (Liabilities) - 13.2%		976,829

Net Assets - 100.0%		$7,424,042

FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	(62)	03/18/2022	$(14,547,191)	$(14,751,350)	$—	$(204,159)

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$5,142,701	$—	$—	$5,142,701
Repurchase Agreement	—	1,304,512	—	1,304,512

Total Investments	$5,142,701	$1,304,512	$—	$6,447,213

LIABILITIES
Other Financial Instruments
Futures Contracts (C)	$(204,159)	$—	$—	$(204,159)

Total Other Financial Instruments	$(204,159)	$—	$—	$(204,159)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rates disclosed reflect the yields at December 31, 2021.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(C)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Unaffiliated investments, at value (cost $5,142,701)	$5,142,701
Repurchase agreement, at value (cost $1,304,512)	1,304,512
Cash collateral pledged at broker for:
Futures contracts	784,300
Receivables and other assets:
Interest	2
Variation margin receivable on futures contracts	222,917

Total assets	7,454,432

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	619
Investment management fees	8,281
Distribution and service fees	1,630
Transfer agent costs	18
Trustees, CCO and deferred compensation fees	434
Audit and tax fees	11,217
Custody fees	1,157
Legal fees	42
Printing and shareholder reports fees	5,874
Other accrued expenses	1,118

Total liabilities	30,390

Net assets	$7,424,042

Net assets consist of:
Capital stock ($0.01 par value)	$985,912
Additional paid-in capital	197,460,422
Total distributable earnings (accumulated losses)	(191,022,292)

Net assets	$7,424,042

Shares outstanding	788,729(A	)

Net asset value and offering price per share	$9.41(A	)

(A)	Updated to reflect the effect of a 1-for-125 reverse share split on January 21, 2022.

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Interest income from unaffiliated investments	$20

Total investment income	20

Expenses:
Investment management fees	70,561
Distribution and service fees	20,046
Transfer agent costs	105
Trustees, CCO and deferred compensation fees	624
Audit and tax fees	15,711
Custody fees	3,953
Legal fees	428
Printing and shareholder reports fees	5,582
Filing fees	9,544
Other	448

Total expenses before waiver and/or reimbursement and recapture	127,002

Expense waived and/or reimbursed	(32,956)
Recapture of previously waived and/or reimbursed fees	5,264

Net expenses	99,310

Net investment income (loss)	(99,290)

Net realized gain (loss) on:
Futures contracts	(4,882,006)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	225,763

Net realized and change in unrealized gain (loss)	(4,656,243)

Net increase (decrease) in net assets resulting from operations	$(4,755,533)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021		December 31, 2020
From operations:
Net investment income (loss)	$(99,290)		$(188,586)
Net realized gain (loss)	(4,882,006)		(19,357,320)
Net change in unrealized appreciation (depreciation)	225,763		70,422

Net increase (decrease) in net assets resulting from operations	(4,755,533)		(19,475,484)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—		(46,715)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—		(46,715)

Capital share transactions:
Proceeds from shares sold	6,857,461		45,262,301
Dividends and/or distributions reinvested	—		46,715
Cost of shares redeemed	(4,032,707)		(29,682,477)

Net increase (decrease) in net assets resulting from capital share transactions	2,824,754		15,626,539

Net increase (decrease) in net assets	(1,930,779)		(3,895,660)

Net assets:
Beginning of year	9,354,821		13,250,481

End of year	$7,424,042		$9,354,821

Capital share transactions - shares:
Shares issued	547,026(A	)	1,121,451(A	)
Shares reinvested	—		2,198(A	)
Shares redeemed	(324,887	)(A)	(930,889	)(A)

Net increase (decrease) in shares outstanding	222,139(A	)	192,760(A	)

(A)	Updated to reflect the effect of a 1-for-125 reverse share split on January 21, 2022.

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021 (A)		December 31, 2020 (A)	December 31, 2019 (A)	December 31, 2018 (A)	December 31, 2017 (A)
Net asset value, beginning of year	$16.51		$35.45	$61.23	$57.58	$84.71

Investment operations:
Net investment income (loss) (B)	(0.15)		(0.30)	0.08	(0.08)	(0.79)
Net realized and unrealized gain (loss)	(6.95)		(18.56)	(25.86)	3.73	(26.34)

Total investment operations	(7.10)		(18.86)	(25.78)	3.65	(27.13)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.08)	—	—	—

Net asset value, end of year	$9.41		$16.51	$35.45	$61.23	$57.58

Total return	(38.46)%		(53.41)%	(42.86)%	6.52%	(32.35)%

Ratio and supplemental data:
Net assets end of year (000’s)	$7,424		$9,355	$13,250	$36,506	$13,674
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.58%		1.34%	1.29%	1.29%	1.26%
Including waiver and/or reimbursement and recapture	1.24	%(D)	1.23%	1.23%	1.23%	1.23%
Net investment income (loss) to average net assets	(1.24)%		(1.10)%	0.17%	(0.15)%	(1.10)%
Portfolio turnover rate	—%		—%	—%	—%	—%

(A)	Updated to reflect the effect of a 1-for-125 reverse share split on January 21, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Includes extraordinary expenses outside the operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(204,159)	$—	$—	$(204,159)
Total	$—	$—	$(204,159)	$—	$—	$(204,159)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(4,882,006)	$—	$—	$(4,882,006)
Total	$—	$—	$(4,882,006)	$—	$—	$(4,882,006)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$225,763	$—	$—	$225,763
Total	$—	$—	$225,763	$—	$—	$225,763

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts — short	$(15,971,511)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Inverse correlation risk: Investors will lose money when the Index rises – a result that is the opposite from traditional funds.

Equity and market risk: Equity markets are volatile, and the value of securities, swaps, futures and other instruments related to equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Portfolio to decrease over short or long periods of time. As a portfolio seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Portfolio is expected to decline when market conditions cause the level of the Index to rise.

Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to negative events affecting those issuers.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.88%
Over $250 million up to $750 million	0.83
Over $750 million	0.78

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.23%	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2019, December 31, 2020 and December 31, 2021, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2019	2020	2021	Total
$ 10,599	$ 19,008	$ 32,956	$ 62,563

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2021, there were no proceeds from securities purchased or securities sold (excluding short-term securities).

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (99,290)	$ 99,290

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 6,447,213	$ —	$ —	$ —

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 76,411,527	$ 114,610,765

During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ 46,715	$ —	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ (191,022,292)	$ —	$ —	$ —

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

11. SUBSEQUENT EVENT

The Portfolio’s Board of Trustees approved a reverse share split pursuant to which Portfolio shareholders received one share in exchange for every 125 shares of the Portfolio they owned prior to the split. The reverse share split occurred on January 21, 2022. The reverse share split did not impact the total dollar value of an investor’s investment in the Portfolio. The reverse share split reduced the number of shares outstanding of the Portfolio and increased the Portfolio’s net asset value per share. The shares outstanding, NAV per share and other per share information have been updated in the accompanying financial statements and financial highlights to reflect the effect of the stock split.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ProFund UltraBear VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ProFund UltraBear VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica ProFund UltraBear VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

(unaudited)

MARKET ENVIRONMENT

The fourth quarter of 2021 rally capped a strong year for U.S. equities. Despite concerns in late November 2021 about the latest COVID-19 Omicron variant potentially causing disruptions in global re-opening plans, investors continued to adopt an optimistic view on economic growth and corporate profits. This “glass-is-half-full” view came at a time when major uncertainty persisted regarding a potential inflection in the U.S. Federal Reserve’s (“Fed”) monetary policies. The view that the Fed is behind the inflation curve continues to gain credibility with evidence that inflationary pressures are more than transitory. Rothschild & Co Asset Management US Inc. (“Rothschild & Co”) continues to believe the U.S. economy remains in a period of economic recovery, which should be supportive of equities. Supply chains are showing signs of normalizing, employment trends remain solid, and corporate and consumer balance sheets are in excellent shape.

U.S. equities generated returns well-above their historical averages in 2021, which would argue for a less favorable risk-reward profile today versus a year ago. The bear case for stocks is that valuations are lofty relative to history, while at the same time monetary policy is inflecting. Both are legitimate concerns, but don’t tell the whole story, in Rothschild & Co’s view. The broader U.S. equity market, as measured by the S&P 500® Index, trades at 21x forward earnings, a 3x turn premium to the five-year average (18x). However, nearly all of the premium is driven by a few technology companies, which arguably deserve premium valuation multiples given their superior risk, return and growth prospects. Below the surface, however, stocks trade in line with their five-year averages. With respect to the Fed’s pending pivot in monetary policy, risks abound, especially if inflationary pressures accelerate beyond current expectations. Importantly, some of the major drivers to long-term stock returns remain in place, namely a healthy economic backdrop, positive corporate earnings trends, and adequate liquidity.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Rothschild & Co Large Cap Value VP, Service Class returned 30.56%. By comparison, its benchmark, the Russell 1000® Value Index, returned 25.16%.

STRATEGY REVIEW

The Portfolio outperformed the benchmark during the fiscal year ended December 31, 2021. The outperformance was largely supported by stock selection, but sector allocation contributed positively as well. Stock selection was strong in the consumer discretionary, financial services and manufacturing sectors. This was partially offset by weak relative returns in the utilities and commercial services sectors. At the sector allocation level, the Portfolio’s underweight position to telecommunication stocks aided performance, as these companies continue to be hurt by competitive pressures and the fear that subscriber trends will moderate in 2022. Conversely, cash was the Portfolio’s largest detractor during a period of robust absolute returns.

The top contributors to the Portfolio’s relative performance included Discovery, Inc. (“Discovery”) and Alphabet, Inc. (“Google”). Discovery shares performed well as enthusiasm grew for the Discovery+ offering and as the TV advertising business was showing signs of recovery. The Discovery position was subsequently sold as Rothschild & Co believed the stock’s price was fairly valued and enthusiasm for the company’s new Discovery+ offering was overheating. Google beat expectations across all segments and is seeing strong brand ad spending roaring back. Google’s cloud revenue also accelerated.

The largest detractor in the Portfolio was Global Payments, Inc. (“Global Payments”). Shares of Global Payments underperformed in 2021 after the company reported a solid quarter but gave disappointing guidance due to larger-than-expected COVID-19 impacts and continued worries about the encroachment of fintech companies on Global Payments’s core markets.

Paul Roukis, CFA

Jeff Agne

Co-Portfolio Managers

Rothschild & Co Asset Management US Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.8%
Net Other Assets (Liabilities)	2.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	10 Year or Since Inception	Inception Date
Service Class	30.56%	7.89%	09/29/2017
Russell 1000® Value Index (A)	25.16%	11.28%

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of the Portfolio will decline. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater rice swings than the broader market.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$ 1,000.00	$ 1,089.60	$ 6.00	$ 1,019.50	$ 5.80	1.14%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 97.8%
Aerospace & Defense - 3.7%
Northrop Grumman Corp.	1,955	$756,722
Textron, Inc.	12,428	959,441

		1,716,163

Airlines - 1.2%
Southwest Airlines Co. (A)	12,634	541,241

Automobiles - 2.2%
General Motors Co. (A)	17,390	1,019,576

Banks - 10.0%
Bank of America Corp.	43,287	1,925,838
JPMorgan Chase & Co.	10,497	1,662,200
Wells Fargo & Co.	22,857	1,096,679

		4,684,717

Beverages - 2.4%
PepsiCo, Inc.	6,517	1,132,068

Biotechnology - 2.1%
AbbVie, Inc.	7,110	962,694

Capital Markets - 8.9%
BlackRock, Inc.	1,494	1,367,847
Charles Schwab Corp.	19,339	1,626,410
State Street Corp.	12,705	1,181,565

		4,175,822

Chemicals - 2.5%
Air Products & Chemicals, Inc.	3,808	1,158,622

Construction & Engineering - 2.2%
Quanta Services, Inc.	9,046	1,037,214

Construction Materials - 2.4%
Martin Marietta Materials, Inc.	2,570	1,132,136

Electric Utilities - 3.9%
Duke Energy Corp.	8,923	936,023
Xcel Energy, Inc.	12,920	874,684

		1,810,707

Energy Equipment & Services - 1.5%
Schlumberger NV	22,951	687,382

Entertainment - 2.6%
Walt Disney Co. (A)	7,841	1,214,493

Equity Real Estate Investment Trusts - 4.6%
American Tower Corp.	3,364	983,970
Prologis, Inc.	7,028	1,183,234

		2,167,204

Food Products - 3.1%
Mondelez International, Inc., Class A	8,655	573,913
Tyson Foods, Inc., Class A	10,236	892,170

		1,466,083

Health Care Equipment & Supplies - 1.9%
Baxter International, Inc.	10,301	884,238

Health Care Providers & Services - 5.9%
AmerisourceBergen Corp.	6,166	819,400
UnitedHealth Group, Inc.	3,835	1,925,707

		2,745,107

Insurance - 2.0%
Hartford Financial Services Group, Inc.	13,842	955,652

Interactive Media & Services - 3.5%
Alphabet, Inc., Class A (A)	569	1,648,416

	Shares	Value
COMMON STOCKS (continued)
IT Services - 1.8%
Global Payments, Inc.	6,136	$ 829,464

Life Sciences Tools & Services - 3.4%
Thermo Fisher Scientific, Inc.	2,422	1,616,055

Machinery - 4.6%
Caterpillar, Inc.	4,791	990,491
Parker-Hannifin Corp.	3,698	1,176,408

		2,166,899

Media - 1.5%
Comcast Corp., Class A	14,136	711,465

Multiline Retail - 1.9%
Target Corp.	3,945	913,031

Oil, Gas & Consumable Fuels - 5.3%
Chevron Corp.	10,600	1,243,910
ConocoPhillips	16,937	1,222,513

		2,466,423

Pharmaceuticals - 4.1%
Bristol-Myers Squibb Co.	14,230	887,240
Eli Lilly & Co.	3,699	1,021,738

		1,908,978

Road & Rail - 1.9%
CSX Corp.	24,180	909,168

Semiconductors & Semiconductor Equipment - 2.1%
Micron Technology, Inc.	10,356	964,661

Software - 2.1%
Microsoft Corp.	2,934	986,763

Specialty Retail - 2.5%
Lowe’s Cos., Inc.	4,514	1,166,779

Total Common Stocks (Cost $37,120,859)		45,779,221

Total Investments (Cost $37,120,859)		45,779,221
Net Other Assets (Liabilities) - 2.2%		1,047,887

Net Assets - 100.0%		$46,827,108

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$45,779,221	$—	$—	$45,779,221

Total Investments	$45,779,221	$—	$—	$45,779,221

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $37,120,859)	$45,779,221
Cash	1,054,400
Receivables and other assets:
Shares of beneficial interest sold	2,381
Dividends	53,090

Total assets	46,889,092

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	6,717
Investment management fees	22,910
Distribution and service fees	9,642
Transfer agent costs	96
Trustees, CCO and deferred compensation fees	501
Audit and tax fees	15,141
Custody fees	3,296
Legal fees	139
Printing and shareholder reports fees	1,198
Other accrued expenses	2,344

Total liabilities	61,984

Net assets	$46,827,108

Net assets consist of:
Capital stock ($0.01 par value)	$36,575
Additional paid-in capital	36,264,648
Total distributable earnings (accumulated losses)	10,525,885

Net assets	$46,827,108

Shares outstanding	3,657,468

Net asset value and offering price per share	$12.80

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$585,636
Net income from securities lending	1

Total investment income	585,637

Expenses:
Investment management fees	225,600
Distribution and service fees	94,949
Transfer agent costs	531
Trustees, CCO and deferred compensation fees	1,587
Audit and tax fees	23,144
Custody fees	10,216
Legal fees	5,786
Printing and shareholder reports fees	3,430
Other	11,545

Total expenses before waiver and/or reimbursement and recapture	376,788

Expense waived and/or reimbursed	(6,379)
Recapture of previously waived and/or reimbursed fees	73,534

Net expenses	443,943

Net investment income (loss)	141,694

Net realized gain (loss) on:
Investments	1,844,656

Net change in unrealized appreciation (depreciation) on:
Investments	7,149,766

Net realized and change in unrealized gain (loss)	8,994,422

Net increase (decrease) in net assets resulting from operations	$9,136,116

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$141,694	$306,895
Net realized gain (loss)	1,844,656	1,257,935
Net change in unrealized appreciation (depreciation)	7,149,766	1,131,119

Net increase (decrease) in net assets resulting from operations	9,136,116	2,695,949

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(1,395,216)	(497,683)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,395,216)	(497,683)

Capital share transactions:
Proceeds from shares sold	19,636,286	15,468,655
Dividends and/or distributions reinvested	1,395,216	497,683
Cost of shares redeemed	(7,754,864)	(5,233,455)

Net increase (decrease) in net assets resulting from capital share transactions	13,276,638	10,732,883

Net increase (decrease) in net assets	21,017,538	12,931,149

Net assets:
Beginning of year	25,809,570	12,878,421

End of year	$46,827,108	$25,809,570

Capital share transactions - shares:
Shares issued	1,671,666	1,880,757
Shares reinvested	115,690	57,938
Shares redeemed	(675,010)	(620,968)

Net increase (decrease) in shares outstanding	1,112,346	1,317,727

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$10.14	$10.49		$9.02	$10.21	$10.00

Investment operations:
Net investment income (loss) (B)	0.04	0.16		0.16	0.12	0.02
Net realized and unrealized gain (loss)	3.04	(0.27	)(C)	1.37	(1.22)	0.19

Total investment operations	3.08	(0.11)		1.53	(1.10)	0.21

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.06)		(0.03)	(0.02)	—
Net realized gains	(0.33)	(0.18)		(0.03)	(0.07)	—

Total dividends and/or distributions to shareholders	(0.42)	(0.24)		(0.06)	(0.09)	—

Net asset value, end of period/year	$12.80	$10.14		$10.49	$9.02	$10.21

Total return	30.56%	(0.61)%		17.00%	(10.86)%	2.10	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$46,827	$25,810		$12,878	$3,104	$1,021
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99%	1.23%		1.49%	3.27%	15.95	%(E)
Including waiver and/or reimbursement and recapture	1.17%	1.20%		1.20%	1.20%	1.20	%(E)
Net investment income (loss) to average net assets	0.38%	1.81%		1.59%	1.15%	0.77	%(E)
Portfolio turnover rate	30%	288%		144%	159%	53	%(D)

(A)	Commenced operations on September 29, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Rothschild & Co Large Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2021, commissions recaptured are $281.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer.

Large capitalization companies risk: The Portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.594%
Over $1 billion up to $2 billion	0.580
Over $2 billion up to $3 billion	0.560
Over $3 billion	0.540

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.20%	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$22,480,684	$—	$11,020,953	$—

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$37,231,058	$9,112,177	$(564,014)	$8,548,163

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$1,395,216	$—	$—	$497,683	$—	$—

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$1,901,923	$75,799	$—	$—	$—	$8,548,163

9. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Rothschild & Co Large Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Rothschild & Co Large Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from September 29, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from September 29, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Rothschild & Co Large Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® Index (“S&P 500®” or “Index”) had a very prosperous 2021 with substantial gains in three out of the four quarters (first quarter 6.17%, second quarter 8.55%, fourth quarter 11.03%), while still managing a modest gain of 0.58% during a challenging third quarter. Overall, the Index gained 28.71% for the calendar year 2021. The consistent storyline in the U.S., as well as most of the developed world, was economic recovery as vaccine distribution became widespread and the country learned how to adapt to a new way of life. Many features introduced during the height of the COVID-19 pandemic a year earlier were permanently adopted changing the overall business landscape. Remote working arrangements, curbside store pickups, virtual healthcare, and contactless delivery helped lead the economy through this uncertain terrain. The hiccup during the third quarter, caused by continued supply chain disruptions and the unfortunate reality of a new COVID-19 variant on the horizon, subsided as the fourth quarter began and the season of spending (in the form of both consumer holiday shopping and U.S. government infrastructure investing) signaled economic health in the U.S.

PERFORMANCE

For the year ended December 31, 2021, Transamerica S&P 500 Index VP, Service Class returned 28.14%. By comparison, its benchmark, the S&P 500® Index, returned 28.71%.

STRATEGY REVIEW

The investment objective of Transamerica S&P 500 Index VP (the “Portfolio”) is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the Index, the Portfolio’s benchmark. After expenses, the Portfolio underperformed its benchmark for the fiscal year ended December 31, 2021.

The primary drivers of Portfolio performance variation from the Index during 2021 were expenses, slight mismatches in security weightings versus the Index, cash and futures drag, and transaction costs.

On an individual security level, the top positive contributors to the Portfolio’s performance during 2021 were NVIDIA Corp., Microsoft Corp., and Apple, Inc. The top negative contributors to the Portfolio’s performance during the fiscal year were Walt Disney Co., PayPal Holdings, Inc., and Moderna, Inc.

During the fiscal year, the Portfolio utilized derivatives. These positions added to performance.

Michael Feehily, CFA

Keith Richardson

Karl Schneider

Co-Portfolio Managers

SSGA Funds Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Net Other Assets (Liabilities) ^	0.8
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	10 Year or Since Inception	Inception Date
Initial Class	28.50%	16.29%	01/12/2018
Service Class	28.14%	17.55%	05/01/2017
S&P 500® (A)	28.71%	18.14%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. A portfolio that concentrates all or large portions of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,115.60	$0.75	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,114.70	2.08	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 1.3%
Boeing Co. (A)	7,488	$1,507,484
General Dynamics Corp.	3,196	666,270
Howmet Aerospace, Inc.	5,117	162,874
Huntington Ingalls Industries, Inc.	523	97,665
L3 Harris Technologies, Inc.	2,750	586,410
Lockheed Martin Corp.	3,353	1,191,690
Northrop Grumman Corp.	2,071	801,622
Raytheon Technologies Corp.	20,697	1,781,184
Textron, Inc.	3,056	235,923
TransDigm Group, Inc. (A)	702	446,669

		7,477,791

Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	1,752	188,568
Expeditors International of Washington, Inc.	2,288	307,255
FedEx Corp.	3,381	874,462
United Parcel Service, Inc., Class B	9,992	2,141,685

		3,511,970

Airlines - 0.2%
Alaska Air Group, Inc. (A)	1,616	84,194
American Airlines Group, Inc. (A)	9,088	163,220
Delta Air Lines, Inc. (A)	8,575	335,111
Southwest Airlines Co. (A)	8,188	350,774
United Airlines Holdings, Inc. (A)	4,380	191,756

		1,125,055

Auto Components - 0.1%
Aptiv PLC (A)	3,726	614,604
BorgWarner, Inc.	3,104	139,897

		754,501

Automobiles - 2.5%
Ford Motor Co.	53,491	1,111,008
General Motors Co. (A)	19,951	1,169,727
Tesla, Inc. (A)	11,158	11,791,551

		14,072,286

Banks - 3.9%
Bank of America Corp.	98,789	4,395,123
Citigroup, Inc.	27,218	1,643,695
Citizens Financial Group, Inc.	5,743	271,357
Comerica, Inc.	1,777	154,599
Fifth Third Bancorp	9,558	416,251
First Republic Bank	2,433	502,439
Huntington Bancshares, Inc.	20,169	311,006
JPMorgan Chase & Co.	40,537	6,419,034
KeyCorp	12,896	298,284
M&T Bank Corp.	1,793	275,369
People’s United Financial, Inc.	5,561	99,097
PNC Financial Services Group, Inc.	5,843	1,171,638
Regions Financial Corp.	12,791	278,844
Signature Bank	832	269,127
SVB Financial Group (A)	790	535,810
Truist Financial Corp.	18,168	1,063,736
US Bancorp	18,556	1,042,290
Wells Fargo & Co.	54,692	2,624,122
Zions Bancorp NA	2,205	139,268

		21,911,089

Beverages - 1.4%
Brown-Forman Corp., Class B	2,503	182,369

	Shares	Value
COMMON STOCKS (continued)
Beverages (continued)
Coca-Cola Co.	53,257	$ 3,153,347
Constellation Brands, Inc., Class A	2,323	583,003
Molson Coors Beverage Co., Class B	2,387	110,637
Monster Beverage Corp. (A)	5,188	498,256
PepsiCo, Inc.	18,945	3,290,936

		7,818,548

Biotechnology - 1.8%
AbbVie, Inc.	24,225	3,280,065
Amgen, Inc.	7,746	1,742,618
Biogen, Inc. (A)	2,005	481,040
Gilead Sciences, Inc.	17,235	1,251,433
Incyte Corp. (A)	2,504	183,794
Moderna, Inc. (A)	4,827	1,225,961
Regeneron Pharmaceuticals, Inc. (A)	1,444	911,915
Vertex Pharmaceuticals, Inc. (A)	3,506	769,917

		9,846,743

Building Products - 0.5%
A.O. Smith Corp.	1,737	149,122
Allegion PLC	1,266	167,669
Carrier Global Corp.	11,951	648,222
Fortune Brands Home & Security, Inc.	1,837	196,375
Johnson Controls International PLC	9,703	788,951
Masco Corp.	3,460	242,961
Trane Technologies PLC	3,274	661,446

		2,854,746

Capital Markets - 3.0%
Ameriprise Financial, Inc.	1,529	461,238
Bank of New York Mellon Corp.	10,939	635,337
BlackRock, Inc.	1,964	1,798,160
Cboe Global Markets, Inc.	1,460	190,384
Charles Schwab Corp.	20,610	1,733,301
CME Group, Inc.	4,938	1,128,136
FactSet Research Systems, Inc.	516	250,781
Franklin Resources, Inc.	3,627	121,468
Goldman Sachs Group, Inc.	4,627	1,770,059
Intercontinental Exchange, Inc.	7,732	1,057,506
Invesco Ltd.	4,821	110,979
MarketAxess Holdings, Inc.	533	219,207
Moody’s Corp.	2,208	862,401
Morgan Stanley	20,029	1,966,047
MSCI, Inc.	1,125	689,276
Nasdaq, Inc.	1,576	330,976
Northern Trust Corp.	2,814	336,583
Raymond James Financial, Inc.	2,561	257,124
S&P Global, Inc.	3,309	1,561,616
State Street Corp.	5,008	465,744
T. Rowe Price Group, Inc.	3,124	614,303

		16,560,626

Chemicals - 1.8%
Air Products & Chemicals, Inc.	3,017	917,952
Albemarle Corp.	1,606	375,435
Celanese Corp.	1,471	247,216
CF Industries Holdings, Inc.	2,856	202,148
Corteva, Inc.	9,922	469,112
Dow, Inc.	10,123	574,177
DuPont de Nemours, Inc.	7,211	582,505
Eastman Chemical Co.	1,861	225,013

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Ecolab, Inc.	3,367	$ 789,865
FMC Corp.	1,714	188,351
International Flavors & Fragrances, Inc.	3,437	517,784
Linde PLC	7,083	2,453,764
LyondellBasell Industries NV, Class A	3,633	335,072
Mosaic Co.	5,204	204,465
PPG Industries, Inc.	3,276	564,913
Sherwin-Williams Co.	3,299	1,161,776

		9,809,548

Commercial Services & Supplies - 0.4%
Cintas Corp.	1,179	522,497
Copart, Inc. (A)	2,868	434,846
Republic Services, Inc.	2,844	396,596
Rollins, Inc.	3,245	111,012
Waste Management, Inc.	5,281	881,399

		2,346,350

Communications Equipment - 0.9%
Arista Networks, Inc. (A)	3,088	443,900
Cisco Systems, Inc.	57,758	3,660,124
F5, Inc. (A)	843	206,291
Juniper Networks, Inc.	4,242	151,482
Motorola Solutions, Inc.	2,335	634,419

		5,096,216

Construction & Engineering - 0.0% (B)
Quanta Services, Inc.	1,908	218,771

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	865	381,050
Vulcan Materials Co.	1,793	372,191

		753,241

Consumer Finance - 0.6%
American Express Co.	8,777	1,435,917
Capital One Financial Corp.	5,838	847,035
Discover Financial Services	4,070	470,329
Synchrony Financial	7,673	355,951

		3,109,232

Containers & Packaging - 0.3%
Amcor PLC	20,858	250,504
Avery Dennison Corp.	1,096	237,361
Ball Corp.	4,466	429,942
International Paper Co.	5,166	242,699
Packaging Corp. of America	1,242	169,098
Sealed Air Corp.	1,995	134,603
WestRock Co.	3,490	154,816

		1,619,023

Distributors - 0.1%
Genuine Parts Co.	1,964	275,353
LKQ Corp.	3,800	228,114
Pool Corp.	545	308,470

		811,937

Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc., Class B (A)	25,121	7,511,179

Diversified Telecommunication Services - 1.0%
AT&T, Inc.	97,940	2,409,324
Lumen Technologies, Inc.	13,656	171,383
Verizon Communications, Inc.	56,761	2,949,301

		5,530,008

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities - 1.6%
Alliant Energy Corp.	3,392	$ 208,506
American Electric Power Co., Inc.	6,898	613,715
Duke Energy Corp.	10,562	1,107,954
Edison International	5,138	350,669
Entergy Corp.	2,716	305,957
Evergy, Inc.	3,217	220,718
Eversource Energy	4,759	432,974
Exelon Corp.	13,239	764,685
FirstEnergy Corp.	7,515	312,549
NextEra Energy, Inc.	26,904	2,511,757
NRG Energy, Inc.	3,100	133,548
Pinnacle West Capital Corp.	1,427	100,732
PPL Corp.	10,412	312,985
Southern Co.	14,548	997,702
Xcel Energy, Inc.	7,440	503,688

		8,878,139

Electrical Equipment - 0.5%
AMETEK, Inc.	3,197	470,087
Eaton Corp. PLC	5,432	938,758
Emerson Electric Co.	8,221	764,306
Generac Holdings, Inc. (A)	875	307,930
Rockwell Automation, Inc.	1,561	544,555

		3,025,636

Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp., Class A	8,237	720,408
CDW Corp.	1,910	391,130
Corning, Inc.	10,363	385,814
IPG Photonics Corp. (A)	457	78,668
Keysight Technologies, Inc. (A)	2,483	512,764
TE Connectivity Ltd.	4,473	721,674
Teledyne Technologies, Inc. (A)	649	283,542
Trimble, Inc. (A)	3,377	294,441
Zebra Technologies Corp., Class A (A)	721	429,139

		3,817,580

Energy Equipment & Services - 0.2%
Baker Hughes Co.	11,159	268,485
Halliburton Co.	12,380	283,131
Schlumberger NV	19,260	576,837

		1,128,453

Entertainment - 1.7%
Activision Blizzard, Inc.	10,507	699,031
Electronic Arts, Inc.	3,845	507,155
Live Nation Entertainment, Inc. (A)	1,740	208,261
Netflix, Inc. (A)	6,065	3,653,799
Take-Two Interactive Software, Inc. (A)	1,570	279,020
Walt Disney Co. (A)	24,901	3,856,916

		9,204,182

Equity Real Estate Investment Trusts - 2.6%
Alexandria Real Estate Equities, Inc.	1,920	428,083
American Tower Corp.	6,248	1,827,540
AvalonBay Communities, Inc.	1,881	475,122
Boston Properties, Inc.	1,879	216,423
Crown Castle International Corp.	5,942	1,240,333
Digital Realty Trust, Inc.	3,895	688,909
Duke Realty Corp.	5,264	345,529
Equinix, Inc.	1,223	1,034,462
Equity Residential	4,641	420,011

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Essex Property Trust, Inc.	904	$ 318,416
Extra Space Storage, Inc.	1,808	409,928
Federal Realty Investment Trust	978	133,321
Healthpeak Properties, Inc.	7,115	256,780
Host Hotels & Resorts, Inc. (A)	10,048	174,735
Iron Mountain, Inc.	3,953	206,860
Kimco Realty Corp.	8,233	202,943
Mid-America Apartment Communities, Inc.	1,612	369,857
Prologis, Inc.	10,150	1,708,854
Public Storage	2,099	786,201
Realty Income Corp.	7,454	533,632
Regency Centers Corp.	2,116	159,441
SBA Communications Corp.	1,512	588,198
Simon Property Group, Inc.	4,454	711,616
UDR, Inc.	4,014	240,800
Ventas, Inc.	5,423	277,224
Vornado Realty Trust	2,133	89,287
Welltower, Inc.	5,835	500,468
Weyerhaeuser Co.	10,120	416,742

		14,761,715

Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	6,059	3,439,694
Kroger Co.	9,159	414,537
Sysco Corp.	6,942	545,294
Walgreens Boots Alliance, Inc.	9,833	512,889
Walmart, Inc.	19,594	2,835,056

		7,747,470

Food Products - 0.9%
Archer-Daniels-Midland Co.	7,725	522,133
Campbell Soup Co.	2,816	122,383
Conagra Brands, Inc.	6,385	218,048
General Mills, Inc.	8,201	552,583
Hershey Co.	1,976	382,297
Hormel Foods Corp.	3,679	179,572
J.M. Smucker Co.	1,467	199,248
Kellogg Co.	3,365	216,773
Kraft Heinz Co.	9,875	354,512
Lamb Weston Holdings, Inc.	1,854	117,507
McCormick & Co., Inc.	3,371	325,672
Mondelez International, Inc., Class A	18,964	1,257,503
Tyson Foods, Inc., Class A	3,986	347,420

		4,795,651

Gas Utilities - 0.0% (B)
Atmos Energy Corp.	1,778	186,281

Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	24,299	3,419,841
ABIOMED, Inc. (A)	634	227,714
Align Technology, Inc. (A)	1,011	664,409
Baxter International, Inc.	6,898	592,124
Becton Dickinson & Co.	3,891	978,509
Boston Scientific Corp. (A)	19,575	831,546
Cooper Cos., Inc.	673	281,947
DENTSPLY SIRONA, Inc.	2,988	166,701
DexCom, Inc. (A)	1,320	708,774
Edwards Lifesciences Corp. (A)	8,559	1,108,818
Hologic, Inc. (A)	3,407	260,840
IDEXX Laboratories, Inc. (A)	1,154	759,863

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc. (A)	4,897	$ 1,759,492
Medtronic PLC	18,438	1,907,411
ResMed, Inc.	2,008	523,044
STERIS PLC	1,344	327,143
Stryker Corp.	4,613	1,233,608
Teleflex, Inc.	648	212,855
Zimmer Biomet Holdings, Inc.	2,809	356,855

		16,321,494

Health Care Providers & Services - 2.8%
AmerisourceBergen Corp.	2,087	277,341
Anthem, Inc.	3,349	1,552,396
Cardinal Health, Inc.	3,840	197,722
Centene Corp. (A)	8,036	662,166
Cigna Corp.	4,637	1,064,794
CVS Health Corp.	18,112	1,868,434
DaVita, Inc. (A)	903	102,725
HCA Healthcare, Inc.	3,389	870,702
Henry Schein, Inc. (A)	1,807	140,097
Humana, Inc.	1,753	813,147
Laboratory Corp. of America Holdings (A)	1,316	413,500
McKesson Corp.	2,083	517,771
Quest Diagnostics, Inc.	1,621	280,449
UnitedHealth Group, Inc.	12,914	6,484,636
Universal Health Services, Inc., Class B	1,071	138,866

		15,384,746

Health Care Technology - 0.1%
Cerner Corp.	3,969	368,601

Hotels, Restaurants & Leisure - 1.9%
Booking Holdings, Inc. (A)	564	1,353,166
Caesars Entertainment, Inc. (A)	2,875	268,899
Carnival Corp. (A)	10,613	213,534
Chipotle Mexican Grill, Inc. (A)	381	666,083
Darden Restaurants, Inc.	1,764	265,729
Domino’s Pizza, Inc.	522	294,580
Expedia Group, Inc. (A)	1,999	361,259
Hilton Worldwide Holdings, Inc. (A)	3,749	584,806
Las Vegas Sands Corp. (A)	4,631	174,311
Marriott International, Inc., Class A (A)	3,769	622,789
McDonald’s Corp.	10,240	2,745,037
MGM Resorts International	5,552	249,174
Norwegian Cruise Line Holdings Ltd. (A)	5,250	108,885
Penn National Gaming, Inc. (A)	2,317	120,136
Royal Caribbean Cruises Ltd. (A)	3,019	232,161
Starbucks Corp.	16,181	1,892,692
Wynn Resorts Ltd. (A)	1,495	127,135
Yum! Brands, Inc.	4,081	566,688

		10,847,064

Household Durables - 0.4%
D.R. Horton, Inc.	4,419	479,241
Garmin Ltd.	2,025	275,744
Lennar Corp., Class A	3,694	429,095
Mohawk Industries, Inc. (A)	784	142,829
Newell Brands, Inc.	5,053	110,357
NVR, Inc. (A)	47	277,717
PulteGroup, Inc.	3,474	198,574
Whirlpool Corp.	820	192,421

		2,105,978

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Household Products - 1.4%
Church & Dwight Co., Inc.	3,389	$ 347,372
Clorox Co.	1,685	293,797
Colgate-Palmolive Co.	11,437	976,034
Kimberly-Clark Corp.	4,572	653,430
Procter & Gamble Co.	33,251	5,439,198

		7,709,831

Independent Power & Renewable Electricity Producers - 0.0% (B)
AES Corp.	9,012	218,992

Industrial Conglomerates - 1.0%
3M Co.	7,949	1,411,981
General Electric Co.	15,076	1,424,230
Honeywell International, Inc.	9,473	1,975,215
Roper Technologies, Inc.	1,451	713,689

		5,525,115

Insurance - 1.8%
Aflac, Inc.	8,376	489,075
Allstate Corp.	4,002	470,835
American International Group, Inc.	11,774	669,470
Aon PLC, Class A	3,102	932,337
Arthur J Gallagher & Co.	2,785	472,531
Assurant, Inc.	771	120,168
Brown & Brown, Inc.	3,148	221,241
Chubb Ltd.	6,032	1,166,046
Cincinnati Financial Corp.	2,003	228,202
Everest Re Group Ltd.	552	151,204
Globe Life, Inc.	1,242	116,400
Hartford Financial Services Group, Inc.	4,699	324,419
Lincoln National Corp.	2,300	156,998
Loews Corp.	2,962	171,085
Marsh & McLennan Cos., Inc.	6,964	1,210,483
MetLife, Inc.	9,920	619,901
Principal Financial Group, Inc.	3,443	249,032
Progressive Corp.	7,919	812,885
Prudential Financial, Inc.	5,345	578,543
Travelers Cos., Inc.	3,379	528,577
W.R. Berkley Corp.	1,982	163,297
Willis Towers Watson PLC	1,727	410,145

		10,262,874

Interactive Media & Services - 6.3%
Alphabet, Inc., Class A (A)	4,122	11,941,599
Alphabet, Inc., Class C (A)	3,835	11,096,918
Match Group, Inc. (A)	3,728	493,028
Meta Platforms, Inc., Class A (A)	32,458	10,917,248
Twitter, Inc. (A)	10,807	467,078

		34,915,871

Internet & Direct Marketing Retail - 3.8%
Amazon.com, Inc. (A)	5,983	19,949,356
eBay, Inc.	8,876	590,254
Etsy, Inc. (A)	1,705	373,293

		20,912,903

IT Services - 4.5%
Accenture PLC, Class A	8,692	3,603,269
Akamai Technologies, Inc. (A)	2,274	266,149
Automatic Data Processing, Inc.	5,744	1,416,356
Broadridge Financial Solutions, Inc.	1,603	293,060
Cognizant Technology Solutions Corp., Class A	7,247	642,954

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
DXC Technology Co. (A)	3,390	$ 109,124
EPAM Systems, Inc. (A)	768	513,370
Fidelity National Information Services, Inc.	8,375	914,131
Fiserv, Inc. (A)	8,195	850,559
FleetCor Technologies, Inc. (A)	1,096	245,329
Gartner, Inc. (A)	1,144	382,462
Global Payments, Inc.	4,000	540,720
International Business Machines Corp.	12,179	1,627,845
Jack Henry & Associates, Inc.	1,003	167,491
Mastercard, Inc., Class A	11,936	4,288,843
Paychex, Inc.	4,312	588,588
PayPal Holdings, Inc. (A)	16,108	3,037,647
VeriSign, Inc. (A)	1,324	336,058
Visa, Inc., Class A	23,119	5,010,118

		24,834,073

Leisure Products - 0.0% (B)
Hasbro, Inc.	1,823	185,545

Life Sciences Tools & Services - 2.0%
Agilent Technologies, Inc.	4,179	667,177
Bio-Rad Laboratories, Inc., Class A (A)	292	220,627
Bio-Techne Corp.	518	267,982
Charles River Laboratories International, Inc. (A)	681	256,587
Danaher Corp.	8,711	2,866,006
Illumina, Inc. (A)	2,144	815,663
IQVIA Holdings, Inc. (A)	2,617	738,360
Mettler-Toledo International, Inc. (A)	313	531,227
PerkinElmer, Inc.	1,731	348,035
Thermo Fisher Scientific, Inc.	5,392	3,597,758
Waters Corp. (A)	854	318,201
West Pharmaceutical Services, Inc.	994	466,196

		11,093,819

Machinery - 1.5%
Caterpillar, Inc.	7,518	1,554,271
Cummins, Inc.	1,934	421,883
Deere & Co.	3,900	1,337,271
Dover Corp.	1,945	353,212
Fortive Corp.	4,827	368,252
IDEX Corp.	1,033	244,119
Illinois Tool Works, Inc.	3,886	959,065
Ingersoll Rand, Inc.	5,457	337,625
Otis Worldwide Corp.	5,748	500,478
PACCAR, Inc.	4,729	417,381
Parker-Hannifin Corp.	1,779	565,935
Pentair PLC	2,199	160,593
Snap-on, Inc.	700	150,766
Stanley Black & Decker, Inc.	2,255	425,338
Westinghouse Air Brake Technologies Corp.	2,546	234,512
Xylem, Inc.	2,502	300,040

		8,330,741

Media - 1.0%
Charter Communications, Inc., Class A (A)	1,745	1,137,688
Comcast Corp., Class A	62,788	3,160,120
Discovery, Inc., Class A (A)	2,002	47,127
Discovery, Inc., Class C (A)	4,360	99,844
DISH Network Corp., Class A (A)	3,276	106,273
Fox Corp., Class A	4,345	160,331
Fox Corp., Class B	2,115	72,481

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Media (continued)
Interpublic Group of Cos., Inc.	5,370	$ 201,106
News Corp., Class A	5,016	111,907
News Corp., Class B	1,610	36,225
Omnicom Group, Inc.	2,873	210,505
ViacomCBS, Inc., Class B	8,126	245,243

		5,588,850

Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	20,191	842,570
Newmont Corp.	10,858	673,413
Nucor Corp.	4,025	459,454

		1,975,437

Multi-Utilities - 0.7%
Ameren Corp.	3,578	318,478
CenterPoint Energy, Inc.	7,913	220,852
CMS Energy Corp.	4,047	263,257
Consolidated Edison, Inc.	4,760	406,123
Dominion Energy, Inc.	11,025	866,124
DTE Energy Co.	2,620	313,195
NiSource, Inc.	5,416	149,536
Public Service Enterprise Group, Inc.	6,993	466,643
Sempra Energy	4,367	577,667
WEC Energy Group, Inc.	4,223	409,926

		3,991,801

Multiline Retail - 0.5%
Dollar General Corp.	3,224	760,316
Dollar Tree, Inc. (A)	3,217	452,053
Target Corp.	6,793	1,572,172

		2,784,541

Oil, Gas & Consumable Fuels - 2.5%
APA Corp.	4,891	131,519
Chevron Corp.	26,509	3,110,831
ConocoPhillips	18,232	1,315,986
Coterra Energy, Inc.	10,935	207,765
Devon Energy Corp.	8,480	373,544
Diamondback Energy, Inc.	2,258	243,525
EOG Resources, Inc.	8,031	713,394
Exxon Mobil Corp.	58,017	3,550,060
Hess Corp.	3,694	273,467
Kinder Morgan, Inc.	26,947	427,379
Marathon Oil Corp.	11,083	181,983
Marathon Petroleum Corp.	8,798	562,984
Occidental Petroleum Corp.	11,947	346,344
ONEOK, Inc.	6,117	359,435
Phillips 66	6,051	438,455
Pioneer Natural Resources Co.	3,119	567,284
Valero Energy Corp.	5,506	413,556
Williams Cos., Inc.	16,786	437,107

		13,654,618

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	3,188	1,180,198

Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co.	30,504	1,901,925
Catalent, Inc. (A)	2,328	298,054
Eli Lilly & Co.	10,887	3,007,207
Johnson & Johnson	36,055	6,167,929
Merck & Co., Inc.	34,714	2,660,481

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Organon & Co.	3,320	$ 101,094
Pfizer, Inc.	76,823	4,536,398
Viatris, Inc.	15,961	215,952
Zoetis, Inc.	6,509	1,588,391

		20,477,431

Professional Services - 0.4%
Equifax, Inc.	1,639	479,883
IHS Markit Ltd.	5,488	729,465
Jacobs Engineering Group, Inc.	1,737	241,843
Leidos Holdings, Inc.	1,907	169,532
Nielsen Holdings PLC	4,567	93,669
Robert Half International, Inc.	1,465	163,377
Verisk Analytics, Inc.	2,210	505,493

		2,383,262

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (A)	4,637	503,161

Road & Rail - 0.9%
CSX Corp.	30,700	1,154,320
JB Hunt Transport Services, Inc.	1,140	233,016
Norfolk Southern Corp.	3,350	997,329
Old Dominion Freight Line, Inc.	1,259	451,200
Union Pacific Corp.	8,945	2,253,514

		5,089,379

Semiconductors & Semiconductor Equipment - 6.3%
Advanced Micro Devices, Inc. (A)	13,688	1,969,703
Analog Devices, Inc.	7,390	1,298,940
Applied Materials, Inc.	12,542	1,973,609
Broadcom, Inc.	5,623	3,741,601
Enphase Energy, Inc. (A)	1,821	333,134
Intel Corp.	55,622	2,864,533
KLA Corp.	2,085	896,779
Lam Research Corp.	1,958	1,408,096
Microchip Technology, Inc.	7,552	657,477
Micron Technology, Inc.	15,468	1,440,844
Monolithic Power Systems, Inc.	588	290,078
NVIDIA Corp.	34,292	10,085,620
NXP Semiconductors NV	3,646	830,486
Qorvo, Inc. (A)	1,492	233,334
QUALCOMM, Inc.	15,465	2,828,085
Skyworks Solutions, Inc.	2,226	345,342
SolarEdge Technologies, Inc. (A)	720	202,010
Teradyne, Inc.	2,291	374,647
Texas Instruments, Inc.	12,661	2,386,219
Xilinx, Inc.	5,304	1,124,607

		35,285,144

Software - 9.4%
Adobe, Inc. (A)	6,527	3,701,201
ANSYS, Inc. (A)	1,205	483,350
Autodesk, Inc. (A)	2,998	843,008
Cadence Design Systems, Inc. (A)	3,737	696,390
Ceridian HCM Holding, Inc. (A)	1,817	189,804
Citrix Systems, Inc.	1,684	159,289
Fortinet, Inc. (A)	1,867	671,000
Intuit, Inc.	3,883	2,497,623
Microsoft Corp.	102,986	34,636,251
NortonLifeLock, Inc.	7,756	201,501

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Oracle Corp.	22,124	$ 1,929,434
Paycom Software, Inc. (A)	671	278,592
PTC, Inc. (A)	1,439	174,335
salesforce.com, Inc. (A)	13,315	3,383,741
ServiceNow, Inc. (A)	2,719	1,764,930
Synopsys, Inc. (A)	2,084	767,954
Tyler Technologies, Inc. (A)	568	305,556

		52,683,959

Specialty Retail - 2.4%
Advance Auto Parts, Inc.	895	214,693
AutoZone, Inc. (A)	297	622,628
Bath & Body Works, Inc.	3,564	248,732
Best Buy Co., Inc.	3,120	316,992
CarMax, Inc. (A)	2,261	294,450
Gap, Inc.	3,153	55,650
Home Depot, Inc.	14,562	6,043,376
Lowe’s Cos., Inc.	9,498	2,455,043
O’Reilly Automotive, Inc. (A)	950	670,918
Ross Stores, Inc.	4,837	552,772
TJX Cos., Inc.	16,582	1,258,905
Tractor Supply Co.	1,530	365,058
Ulta Beauty, Inc. (A)	752	310,080

		13,409,297

Technology Hardware, Storage & Peripherals - 7.1%
Apple, Inc.	213,792	37,963,045
Hewlett Packard Enterprise Co.	18,187	286,809
HP, Inc.	16,164	608,898
NetApp, Inc.	3,119	286,917
Seagate Technology Holdings PLC	2,820	318,604
Western Digital Corp. (A)	4,282	279,229

		39,743,502

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 0.7%
NIKE, Inc., Class B	17,521	$ 2,920,225
PVH Corp.	907	96,731
Ralph Lauren Corp.	631	75,001
Tapestry, Inc.	3,831	155,539
Under Armour, Inc., Class A (A)	2,632	55,772
Under Armour, Inc., Class C (A)	2,612	47,120
VF Corp.	4,345	318,141

		3,668,529

Tobacco - 0.6%
Altria Group, Inc.	25,355	1,201,573
Philip Morris International, Inc.	21,387	2,031,765

		3,233,338

Trading Companies & Distributors - 0.2%
Fastenal Co.	7,736	495,568
United Rentals, Inc. (A)	978	324,980
WW Grainger, Inc.	594	307,834

		1,128,382

Water Utilities - 0.1%
American Water Works Co., Inc.	2,443	461,385

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc. (A)	8,057	934,451

Total Common Stocks (Cost $375,084,979)		553,478,279

Total Investments (Cost $375,084,979)		553,478,279
Net Other Assets (Liabilities) - 0.8%		4,359,444

Net Assets - 100.0%		$557,837,723

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	19	03/18/2022	$4,470,352	$4,520,575	$50,223	$—

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$553,478,279	$—	$—	$553,478,279

Total Investments	$553,478,279	$—	$—	$553,478,279

Other Financial Instruments
Futures Contracts (D)	$50,223	$—	$—	$50,223

Total Other Financial Instruments	$50,223	$—	$—	$50,223

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(D)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $375,084,979)	$553,478,279
Cash	3,345,625
Cash collateral pledged at broker for:
Futures contracts	240,350
Receivables and other assets:
Shares of beneficial interest sold	743,299
Dividends	331,777

Total assets	558,139,330

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	31,615
Investment management fees	26,740
Distribution and service fees	107,269
Transfer agent costs	1,157
Trustees, CCO and deferred compensation fees	3,156
Audit and tax fees	38,860
Custody fees	19,364
Legal fees	1,902
Printing and shareholder reports fees	7,484
Other accrued expenses	50,985
Variation margin payable on futures contracts	13,075

Total liabilities	301,607

Net assets	$557,837,723

Net assets consist of:
Capital stock ($0.01 par value)	$273,354
Additional paid-in capital	369,491,151
Total distributable earnings (accumulated losses)	188,073,218

Net assets	$557,837,723

Net assets by class:
Initial Class	$39,033,467
Service Class	518,804,256

Shares outstanding:
Initial Class	1,902,107
Service Class	25,433,335

Net asset value and offering price per share:
Initial Class	$20.52
Service Class	20.40

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$6,530,447
Interest income	120
Withholding taxes on foreign income	(930)

Total investment income	6,529,637

Expenses:
Investment management fees	379,500
Distribution and service fees:
Service Class	1,095,298
Transfer agency costs
Initial Class	499
Service Class	6,056
Trustees, CCO and deferred compensation fees	19,081
Audit and tax fees	48,101
Custody fees	52,844
Legal fees	27,194
Printing and shareholder reports fees	11,460
Other	68,614

Total expenses before waiver and/or reimbursement and recapture	1,708,647

Expenses waived and/or reimbursed:
Initial Class	(1,422)
Service Class	(18,473)
Recapture of previously waived and/or reimbursed fees:
Initial Class	5,822
Service Class	69,809

Net expenses	1,764,383

Net investment income (loss)	4,765,254

Net realized gain (loss) on:
Investments	5,152,771
Futures contracts	1,049,364

Net realized gain (loss)	6,202,135

Net change in unrealized appreciation (depreciation) on:
Investments	105,830,705
Futures contracts	(26,193)

Net change in unrealized appreciation (depreciation)	105,804,512

Net realized and change in unrealized gain (loss)	112,006,647

Net increase (decrease) in net assets resulting from operations	$116,771,901

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$4,765,254	$4,050,868
Net realized gain (loss)	6,202,135	7,207,158
Net change in unrealized appreciation (depreciation)	105,804,512	47,244,096

Net increase (decrease) in net assets resulting from operations	116,771,901	58,502,122

Dividends and/or distributions to shareholders:
Initial Class	(967,120)	(169,340)
Service Class	(11,526,117)	(2,854,717)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(12,493,237)	(3,024,057)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,258,779	7,013,815
Service Class	97,781,839	114,911,212

	101,040,618	121,925,027

Issued from fund acquisition:
Initial Class	—	13,288,545

	—	13,288,545

Dividends and/or distributions reinvested:
Initial Class	967,120	169,340
Service Class	11,526,117	2,854,717

	12,493,237	3,024,057

Cost of shares redeemed:
Initial Class	(6,455,523)	(2,528,079)
Service Class	(38,913,974)	(30,620,662)

	(45,369,497)	(33,148,741)

Net increase (decrease) in net assets resulting from capital share transactions	68,164,358	105,088,888

Net increase (decrease) in net assets	172,443,022	160,566,953

Net assets:
Beginning of year	385,394,701	224,827,748

End of year	$557,837,723	$385,394,701

Capital share transactions - shares:
Shares issued:
Initial Class	183,312	507,553
Service Class	5,327,606	8,409,787

	5,510,918	8,917,340

Shares issued on fund acquisition:
Initial Class	—	832,240

	—	832,240

Shares reinvested:
Initial Class	50,292	11,520
Service Class	602,201	194,994

	652,493	206,514

Shares redeemed:
Initial Class	(348,717)	(177,018)
Service Class	(2,091,413)	(2,252,944)

	(2,440,130)	(2,429,962)

Net increase (decrease) in shares outstanding:
Initial Class	(115,113)	1,174,295
Service Class	3,838,394	6,351,837

	3,723,281	7,526,132

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$16.39	$14.02	$10.74	$11.80

Investment operations:
Net investment income (loss) (B)	0.23	0.23	0.23	0.21
Net realized and unrealized gain (loss)	4.41	2.30	3.12	(1.22)

Total investment operations	4.64	2.53	3.35	(1.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.11)	(0.07)	(0.03)
Net realized gains	(0.33)	(0.05)	—	(0.02)

Total dividends and/or distributions to shareholders	(0.51)	(0.16)	(0.07)	(0.05)

Net asset value, end of period/year	$20.52	$16.39	$14.02	$10.74

Total return	28.50%	18.18%	31.22%	(8.66	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$39,034	$33,069	$11,818	$3,735
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.13%	0.16%	0.19%	0.40	%(D)
Including waiver and/or reimbursement and recapture	0.14%	0.14%	0.14%	0.14	%(D)
Net investment income (loss) to average net assets	1.24%	1.65%	1.81%	1.88	%(D)
Portfolio turnover rate	3%	10%	1%	1%

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$16.32	$13.97	$10.72	$11.32	$10.00

Investment operations:
Net investment income (loss) (B)	0.18	0.20	0.20	0.18	0.11
Net realized and unrealized gain (loss)	4.38	2.30	3.11	(0.74)	1.21

Total investment operations	4.56	2.50	3.31	(0.56)	1.32

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.10)	(0.06)	(0.02)	—
Net realized gains	(0.33)	(0.05)	—	(0.02)	—

Total dividends and/or distributions to shareholders	(0.48)	(0.15)	(0.06)	(0.04)	—

Net asset value, end of period/year	$20.40	$16.32	$13.97	$10.72	$11.32

Total return	28.14%	17.98%	30.90%	(4.99)%	13.20	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$518,804	$352,326	$213,010	$53,694	$20,640
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.38%	0.41%	0.44%	0.65%	1.03	%(D)
Including waiver and/or reimbursement and recapture	0.39%	0.39%	0.39%	0.39%	0.39	%(D)
Net investment income (loss) to average net assets	0.99%	1.43%	1.56%	1.57%	1.49	%(D)
Portfolio turnover rate	3%	10%	1%	1%	4	%(C)

(A)	Commenced operations on May 1, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica S&P 500 Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2021, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2021.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$50,223	$—	$—	$50,223
Total	$—	$—	$50,223	$—	$—	$50,223

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2021.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$1,049,364	$—	$—	$1,049,364
Total	$—	$—	$1,049,364	$—	$—	$1,049,364

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(26,193)	$—	$—	$(26,193)
Total	$—	$—	$(26,193)	$—	$—	$(26,193)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2021.

Futures contracts:
Average notional value of contracts — long	$3,701,602

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Passive strategy/index risk: The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Portfolio.

Index fund risk: While the Portfolio seeks to track the performance of the S&P 500® (i.e., achieve a high degree of correlation with the index), the Portfolio’s return may not match the return of the index. The Portfolio incurs a number of operating expenses not applicable

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. RISK FACTORS (continued)

to the index, and incurs costs in buying and selling securities. In addition, the Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The Portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Portfolio’s return and that of the index.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.08% of daily average net assets.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.14%	May 1, 2022
Service Class	0.39	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2019, December 31, 2020 and December 31, 2021, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2019	2020	2021	Total
Initial Class	$—	$3,500	$1,422	$4,922
Service Class	72,204	60,014	18,473	150,691

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 75,405,166	$ —	$ 13,486,753	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, straddle loss deferrals and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 376,498,396	$ 181,800,811	$ (4,820,928)	$ 176,979,883

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,145,914	$ 8,347,323	$ —	$ 2,343,923	$ 680,134	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,319,771	$ 5,792,417	$ —	$ —	$ (18,853)	$ 176,979,883

11. REORGANIZATION

Following the close of business on December 1, 2020, the Portfolio acquired all of the net assets of Transamerica WMC US Growth II VP (“WMC US Growth II VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a taxable exchange of shares of the Portfolio for shares of WMC US Growth II VP outstanding following the close of business on December 1, 2020. WMC US Growth II VP will recognize gain or loss in connection with the transfer of its assets to the Portfolio, which may require WMC US Growth II VP to make taxable distributions to its shareholders.

Shares issued to WMC US Growth II VP shareholders, along with the exchange ratio of the reorganization for the Portfolio, were as follows:

WMC US Growth II VP Class	WMC US Growth II VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio (A)
Initial	3,129,970	Initial	832,240	$13,288,545	0.27

(A)	Calculated by dividing the Portfolio shares issuable by the WMC US Growth II VP shares outstanding on December 1, 2020.

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

11. REORGANIZATION (continued)

The net assets of WMC US Growth II VP were combined with those of the Portfolio. These amounts were as follows:

WMC US Growth II VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 13,288,545	$ 358,047,605	$ 371,336,150

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica S&P 500 Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica S&P 500 Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica S&P 500 Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $8,347,323 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management L.P.

The vaccine’s rollout re-energized the domestic economy, as the re-opening of businesses and an ongoing transition toward a “new normal” drove higher economic activity for much of 2021. These trends occurred, moreover, amid favorable fiscal and monetary support from the U.S. government. While multiple fiscal stimulus bills and monetary accommodation at the U.S. Federal Reserve (“Fed”) rescued the U.S. economy from a more severe crisis than ultimately experienced, these dynamics also contributed to levels of aggregate demand that overwhelmed business’ ability to serve it. As a result, tight labor conditions and supply chains caused inflation that intensified during the year and forced the Fed to turn more hawkish in the final months of 2021. U.S. small cap value stocks benefited as investors sought heightened exposure to companies with high operating leverage, notwithstanding some rather noteworthy periods of volatility coinciding with the emergence of the Delta and Omicron variants of COVID-19.

Assets aggressively flowed into the small cap value space, at first with little regard for underlying company quality or fundamentals but later with more discretion about individual company dynamics. The exuberance early in 2021 was taken a step further by a series of well-publicized short squeezes apparently caused by the banding together of retail investors to take the other side of institutional investors’ heavy short positions in stocks like GameStop Corp. and AMC Entertainment Holdings Inc. The communications services sector was among the top-performing economic sectors in 2021 amid the fervor. Energy and materials stocks, meanwhile, were beneficiaries of higher aggregate demand and commodity price inflation during 2021. By the same token, the consumer discretionary and real estate sectors also did well due to the re-opening of brick-and-mortar stores and the American consumer’s improved financial health.

Thompson, Siegel & Walmsley LLC

2021 was a year that, in aggregate, was hyper speculative with minimal to no fundamental and valuation work being done by market participants. The severity and level of speculation ebbed and flowed, influenced by several non-fundamental related factors, not atypical to other historical speculative periods. With that context, the most severe speculative sub-period during the year occurred within the first ten weeks of 2021, where the market drastically favored deeply distressed, low-quality stocks that was exacerbated by the short squeeze witnessed through the meme/speculative stock boon. Stocks that were distressed, exhibiting high short interest and/or very high beta characteristics, were the dominant drivers of market return, presenting a headwind for our fundamentally driven process. From mid-March forward, while the market was volatile and exhibited shorter periods of heightened speculation (e.g., latter half of October), in aggregate it was generally more neutral on a relative basis. This somewhat more neutral backdrop since mid-March, coincided with outperformance for the strategy driven by positive stock selection. It is also worth noting that we witnessed a notable tailwind for value commencing in December, a welcome reprieve from the last few years where the spread between the most expensive and cheapest stocks was at or near historic highs.

PERFORMANCE

For the year ended December 31, 2021, Transamerica Small/Mid Cap Value VP, Initial Class returned 28.12%. By comparison, its benchmark, the Russell 2500TM Value Index, returned 27.78%.

STRATEGY REVIEW

Systematic Financial Management L.P.

In the small-cap sleeve, Systematic Financial Management L.P. generally invests in common stocks of companies with small capitalizations that we believe are attractively valued. Our security selection process favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage.

The small-cap sleeve of Transamerica Small/Mid Cap Value VP outperformed (net of management fees) the Russell 2000® Value Index (“Index”) during the fiscal year ended December 31, 2021.

Over the course of the year, stock market sentiment transitioned from a “buy the group” trader’s mentality twelve months ago into a more rational dynamic that saw investors increasingly embrace individual company fundamentals as the year progressed. Accordingly, Systematic Financial Management L.P.’s focus on companies generating robust, sustainable free cash flow, and, even more so, the avoidance of companies generating negative free cash flow, came more into favor as the year progressed.

The Portfolio’s stocks in the financials, healthcare, and information technology sectors outperformed the Russell 2000® Value Index largely due to investors’ focus on underlying company quality as the year unfolded.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

(unaudited)

STRATEGY REVIEW (continued)

The small cap sleeve’s positions in the consumer discretionary and real estate sectors, on the other hand, trailed the benchmark amid the re-opening trade. The communication services sector was also challenged from a stock-picking standpoint.

Our sector allocation decisions, to a lesser extent, also had a positive effect on returns against the Index, with underweights to healthcare and utilities sectors contributing favorably. However, our underweight to the energy sector and overweight to the information technology sector hampered the Portfolio’s results during 2021.

Thompson, Siegel & Walmsley LLC

In managing the midcap sleeve, Thompson, Siegel & Walmsley LLC seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.

The midcap sleeve underperformed the Russell MidCap® Value Index during the fiscal year ended December 31, 2021.

From an attribution perspective, the top contributing sectors were consumer discretionary, utilities, and health care.

Within the consumer discretionary sector, the Portfolio benefited from positive stock selection within the media sector as well as several idiosyncratic positions across the industry. Specifically, ViacomCBS, Inc. and Discovery Communications continued their positive momentum as investors anticipated stronger advertising economics as the economy re-opens. ViacomCBS, Inc. and Discovery Communications were also further propelled by positive sentiment on over-the-top streaming platform growth. Both positions were sold into strength in the first quarter of 2021 following what we believe were overly optimistic assumptions reflected in their share prices. Discovery was repurchased in the fourth quarter of 2021, as its valuation profile improved.

Within the utilities sector, stock selection drove excess returns with our position in Evergy, Inc., an electric utility serving customers in and around Kansas City, as the top contributor. Evergy, Inc., moved higher following management’s reaffirmation of full year guidance and favorable long-term EPS growth, which was well received by the market.

Lastly, the healthcare sector was also a positive contributor driven by stock selection, with Centene Corp., an outsourced administrator for government-sponsored healthcare programs, as the top contributor. Centene Corp.’s move higher was driven by improving sentiment on potential policy changes to the health care insurance market, as well as greater profitability expectations. Our position in Laboratory Corp. of American Holdings was also a contributor driven by several positive data points ranging from cost reduction to volume increases in both COVID-19 and non-pandemic testing.

The primary detractors from relative performance were the financials, real estate, and telecommunications sectors.

Within the financial sector, the market’s general demand for cyclical stocks, along with the expectation of a steepening yield curve, negatively impacted our underweight allocation to the banking and capital market sectors. At the stock level, our positions in Annaly Capital Management, Inc. (“Annaly”), a mortgage real estate investment trust (“REIT”), and Alleghany Corp., a primary insurer and reinsurer, were the primary detractors. Neither company had any fundamental change to their business. We are compelled by Annaly’s diversified business model, high-quality book of agency mortgage backed securities and a fairly persistent double digit dividend yield. With respect to Alleghany Corp., we continue to believe in its prospects as a high-quality insurer with several operating businesses that may benefit from a re-opening of the economy and a positive pricing environment.

Within the real estate sector, our underweight was the primary detractor. We believe valuation levels do not properly reflect the risk of the underlying operators and properties. JBG SMITH Properties, a D.C.-based office REIT, was the biggest detractor during the fiscal year. There was no notable fundamental change that occurred with the company. We continue to believe shares remain undervalued and supported by meaningful value in its land bank and existing commercial assets in the Washington, D.C. area, with a strong management team in place and a proven playbook.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

(unaudited)

STRATEGY REVIEW (continued)

Lastly, within the telecommunications sector, our position in Liberty Broadband Corp. was the primary detractor. Liberty Broadband Corp. operates as a holding company, which provides cable, broadband and mobile location technology services. Shares lagged recently along with other cable providers, on perceived increased competition in the industry as larger telecommunications companies further deploy fiber to the home.

Kenneth Burgess, CFA

Portfolio Manager

Systematic Financial Management L.P.

R. Michael Creager, CFA

Brett P. Hawkins, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.7%
Repurchase Agreement	3.3
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	28.12%	11.31%	12.91%	05/04/1993
Russell 2500™ Value Index (A)	27.78%	9.88%	12.43%
Service Class	27.81%	11.03%	12.63%	05/03/2004

(A) The Russell 2500TM Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervalution may actually represent intrinsic value. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,055.20	$4.30	$1,021.00	$4.23	0.83%
Service Class	1,000.00	1,053.50	5.59	1,019.80	5.50	1.08

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 96.7%
Aerospace & Defense - 1.3%
Curtiss-Wright Corp.	15,750	$2,184,052
Elbit Systems Ltd. (A)	6,950	1,210,204
Huntington Ingalls Industries, Inc.	25,700	4,799,218

		8,193,474

Auto Components - 0.6%
Dana, Inc.	48,000	1,095,360
Gentex Corp.	21,500	749,275
Stoneridge, Inc. (B)	17,500	345,450
Visteon Corp. (B)	15,000	1,667,100

		3,857,185

Banks - 6.9%
Atlantic Union Bankshares Corp.	21,850	814,787
Bank of Princeton	10,000	293,300
Berkshire Hills Bancorp, Inc.	60,650	1,724,279
Central Valley Community Bancorp	12,850	266,895
CIT Group, Inc.	104,592	5,369,753
Dime Community Bancshares, Inc.	53,600	1,884,576
First Citizens BancShares, Inc., Class A	9,175	7,613,782
First Community Bankshares, Inc.	47,750	1,595,805
First Merchants Corp.	49,400	2,069,366
Hope Bancorp, Inc.	54,322	799,077
Investors Bancorp, Inc.	88,500	1,340,775
Lakeland Bancorp, Inc.	124,450	2,363,305
OceanFirst Financial Corp.	60,850	1,350,870
People’s United Financial, Inc.	80,750	1,438,965
Sandy Spring Bancorp, Inc.	60,150	2,892,012
Sterling Bancorp	71,300	1,838,827
Umpqua Holdings Corp.	112,300	2,160,652
United Bankshares, Inc.	13,500	489,780
United Community Banks, Inc.	71,250	2,560,725
Washington Trust Bancorp, Inc.	14,700	828,639
Webster Financial Corp.	33,000	1,842,720
Western Alliance Bancorp	19,400	2,088,410

		43,627,300

Beverages - 0.9%
Molson Coors Beverage Co., Class B	124,500	5,770,575

Biotechnology - 0.5%
Exelixis, Inc. (B)	79,400	1,451,432
United Therapeutics Corp. (B)	9,000	1,944,720

		3,396,152

Building Products - 1.5%
American Woodmark Corp. (B)	23,100	1,506,120
Gibraltar Industries, Inc. (B)	9,000	600,120
Masonite International Corp. (B)	14,150	1,668,993
Owens Corning	22,900	2,072,450
PGT Innovations, Inc. (B)	78,700	1,769,963
Quanex Building Products Corp.	82,650	2,048,067

		9,665,713

Capital Markets - 1.5%
Cboe Global Markets, Inc.	29,400	3,833,760
Piper Sandler Cos.	18,000	3,213,180
Stifel Financial Corp.	34,000	2,394,280

		9,441,220

Chemicals - 1.5%
Axalta Coating Systems Ltd. (B)	171,400	5,676,768
Chase Corp.	11,100	1,105,116

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Huntsman Corp.	41,350	$ 1,442,288
Trinseo PLC	17,250	904,935

		9,129,107

Commercial Services & Supplies - 0.3%
HNI Corp.	27,000	1,135,350
MillerKnoll, Inc.	1,500	58,785
Tetra Tech, Inc.	4,700	798,060

		1,992,195

Communications Equipment - 0.7%
Harmonic, Inc. (B)	73,300	862,008
KVH Industries, Inc. (B)	127,500	1,171,725
Silicom Ltd. (B)	39,750	2,051,100

		4,084,833

Construction & Engineering - 1.0%
Comfort Systems USA, Inc.	26,750	2,646,645
EMCOR Group, Inc.	24,450	3,114,686
Granite Construction, Inc.	17,000	657,900

		6,419,231

Consumer Finance - 0.9%
Ally Financial, Inc.	118,500	5,641,785

Containers & Packaging - 2.2%
Berry Global Group, Inc. (B)	35,800	2,641,324
Graphic Packaging Holding Co.	303,800	5,924,100
Sealed Air Corp.	79,500	5,363,865

		13,929,289

Distributors - 0.9%
LKQ Corp.	97,200	5,834,916

Diversified Consumer Services - 0.5%
American Public Education, Inc. (B)	73,000	1,624,250
Stride, Inc. (B)	39,150	1,304,870

		2,929,120

Diversified Telecommunication Services - 0.6%
Liberty Global PLC, Class A (B)	139,300	3,864,182

Electric Utilities - 2.7%
Evergy, Inc.	110,000	7,547,100
OGE Energy Corp.	223,000	8,558,740
Portland General Electric Co.	15,250	807,030

		16,912,870

Electrical Equipment - 0.9%
Acuity Brands, Inc.	4,100	868,052
LSI Industries, Inc.	149,400	1,024,884
Regal Rexnord Corp.	20,750	3,531,235

		5,424,171

Electronic Equipment, Instruments & Components - 3.2%
Coherent, Inc. (B)	6,750	1,799,145
Flex Ltd. (B)	259,800	4,762,134
Methode Electronics, Inc.	44,650	2,195,440
OSI Systems, Inc. (B)	12,000	1,118,400
Vishay Intertechnology, Inc.	85,000	1,858,950
Vontier Corp.	280,500	8,619,765

		20,353,834

Energy Equipment & Services - 0.6%
Baker Hughes Co.	112,100	2,697,126
Helix Energy Solutions Group, Inc. (A) (B)	91,350	285,012

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Helmerich & Payne, Inc.	34,400	$ 815,280

		3,797,418

Entertainment - 0.4%
Madison Square Garden Entertainment Corp. (B)	28,100	1,976,554
Madison Square Garden Sports Corp., Class A (B)	3,800	660,174

		2,636,728

Equity Real Estate Investment Trusts - 3.6%
Apple Hospitality, Inc.	117,800	1,902,470
Brandywine Realty Trust	133,400	1,790,228
Community Healthcare Trust, Inc.	24,100	1,139,207
Gaming & Leisure Properties, Inc.	82,753	4,026,761
JBG SMITH Properties	234,100	6,721,011
LXP Industrial Trust	132,000	2,061,840
Physicians Realty Trust	121,850	2,294,435
Piedmont Office Realty Trust, Inc., Class A	36,750	675,465
Sabra Health Care, Inc.	105,000	1,421,700
Summit Hotel Properties, Inc. (B)	63,000	614,880

		22,647,997

Food & Staples Retailing - 0.1%
Village Super Market, Inc., Class A	25,300	591,767

Food Products - 3.0%
Kraft Heinz Co.	167,987	6,030,733
Nomad Foods Ltd. (B)	46,300	1,175,557
Post Holdings, Inc. (B)	96,168	10,841,019
Whole Earth Brands, Inc. (B)	72,850	782,409

		18,829,718

Gas Utilities - 1.1%
UGI Corp.	144,800	6,647,768

Health Care Equipment & Supplies - 0.7%
AngioDynamics, Inc. (B)	73,250	2,020,235
Meridian Bioscience, Inc. (B)	59,000	1,203,600
OraSure Technologies, Inc. (B)	131,300	1,140,997

		4,364,832

Health Care Providers & Services - 4.8%
AmerisourceBergen Corp.	61,100	8,119,579
AMN Healthcare Services, Inc. (B)	16,350	2,000,096
Centene Corp. (B)	84,900	6,995,760
Cross Country Healthcare, Inc. (B)	150,100	4,166,776
Encompass Health Corp.	32,000	2,088,320
Laboratory Corp. of America Holdings (B)	20,477	6,434,078
National HealthCare Corp.	5,500	373,670

		30,178,279

Hotels, Restaurants & Leisure - 0.2%
Churchill Downs, Inc.	5,850	1,409,265

Household Durables - 1.9%
Helen of Troy Ltd. (B)	6,400	1,564,608
KB Home	40,300	1,802,619
La-Z-Boy, Inc.	45,350	1,646,658
MDC Holdings, Inc.	22,350	1,247,801
NVR, Inc. (B)	800	4,727,096
PulteGroup, Inc.	20,750	1,186,070

		12,174,852

	Shares	Value
COMMON STOCKS (continued)
Household Products - 0.5%
Spectrum Brands Holdings, Inc.	33,700	$ 3,427,964

Independent Power & Renewable Electricity Producers - 1.4%
Vistra Corp.	381,831	8,694,292

Insurance - 10.4%
Alleghany Corp. (B)	16,401	10,949,144
Allstate Corp.	59,300	6,976,645
American International Group, Inc.	52,200	2,968,092
Arch Capital Group Ltd. (B)	202,300	8,992,235
Everest Re Group Ltd.	7,550	2,068,096
Fidelity National Financial, Inc.	171,207	8,933,581
Loews Corp.	141,008	8,144,622
Markel Corp. (B)	6,100	7,527,400
Old Republic International Corp.	249,500	6,132,710
Selective Insurance Group, Inc.	34,100	2,794,154

		65,486,679

Interactive Media & Services - 0.6%
IAC / InterActiveCorp (B)	30,400	3,973,584

Internet & Direct Marketing Retail - 0.4%
eBay, Inc.	36,100	2,400,650

IT Services - 2.2%
Euronet Worldwide, Inc. (B)	42,400	5,052,808
FleetCor Technologies, Inc. (B)	32,800	7,341,952
Perficient, Inc. (B)	9,200	1,189,468

		13,584,228

Leisure Products - 0.7%
BRP, Inc.	300	26,313
MasterCraft Boat Holdings, Inc. (B)	88,350	2,502,956
Polaris, Inc.	15,600	1,714,596

		4,243,865

Machinery - 1.5%
Altra Industrial Motion Corp.	29,200	1,505,844
Columbus McKinnon Corp.	40,100	1,855,026
Douglas Dynamics, Inc.	23,800	929,628
Gencor Industries, Inc. (B)	52,000	599,560
Miller Industries, Inc.	17,850	596,190
Mueller Industries, Inc.	57,900	3,436,944
Oshkosh Corp.	5,500	619,905

		9,543,097

Media - 5.3%
Altice USA, Inc., Class A (B)	356,900	5,774,642
Discovery, Inc., Class C (B)	123,800	2,835,020
DISH Network Corp., Class A (B)	179,500	5,822,980
Fox Corp., Class A	128,700	4,749,030
Liberty Broadband Corp., Class C (B)	47,390	7,634,529
Liberty Media Corp. - Liberty SiriusXM, Class C (B)	133,544	6,790,712

		33,606,913

Metals & Mining - 2.1%
Commercial Metals Co.	60,250	2,186,472
Kaiser Aluminum Corp.	18,100	1,700,314
Kinross Gold Corp.	558,200	3,243,142
Schnitzer Steel Industries, Inc., Class A	31,400	1,630,288
TimkenSteel Corp. (B)	89,050	1,469,325
U.S. Steel Corp.	122,900	2,926,249

		13,155,790

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts - 0.9%
Annaly Capital Management, Inc.	690,189	$ 5,397,278

Multi-Utilities - 2.9%
CenterPoint Energy, Inc.	242,700	6,773,757
NiSource, Inc.	310,600	8,575,666
NorthWestern Corp. (A)	54,100	3,092,356

		18,441,779

Multiline Retail - 1.0%
Dollar Tree, Inc. (B)	46,200	6,492,024

Oil, Gas & Consumable Fuels - 4.4%
Chesapeake Energy Corp. (A)	46,000	2,967,920
Delek US Holdings, Inc. (B)	41,600	623,584
Devon Energy Corp.	74,000	3,259,700
EQT Corp. (B)	130,000	2,835,300
HollyFrontier Corp.	149,900	4,913,722
Magnolia Oil & Gas Corp., Class A	159,000	3,000,330
Ovintiv, Inc.	45,400	1,529,980
REX American Resources Corp. (B)	20,250	1,944,000
Williams Cos., Inc.	264,300	6,882,372

		27,956,908

Paper & Forest Products - 0.6%
Glatfelter Corp.	77,400	1,331,280
West Fraser Timber Co. Ltd.	28,400	2,708,224

		4,039,504

Pharmaceuticals - 2.8%
BioDelivery Sciences International, Inc. (B)	302,550	937,905
Innoviva, Inc. (B)	55,850	963,412
Jazz Pharmaceuticals PLC (B)	14,000	1,783,600
Organon & Co.	206,000	6,272,700
Perrigo Co. PLC	72,100	2,804,690
Viatris, Inc.	378,300	5,118,399

		17,880,706

Professional Services - 2.3%
ASGN, Inc. (B)	19,000	2,344,600
FTI Consulting, Inc. (B)	8,300	1,273,386
Heidrick & Struggles International, Inc.	41,600	1,819,168
ICF International, Inc.	26,200	2,686,810
KBR, Inc.	65,500	3,119,110
Leidos Holdings, Inc.	16,700	1,484,630
Science Applications International Corp.	17,800	1,487,902

		14,215,606

Real Estate Management & Development - 0.2%
Newmark Group, Inc., Class A	60,450	1,130,415

Road & Rail - 0.3%
AMERCO	2,900	2,106,067

Semiconductors & Semiconductor Equipment - 3.4%
AXT, Inc. (B)	35,000	308,350
Cohu, Inc. (B)	78,300	2,982,447
MagnaChip Semiconductor Corp. (B)	123,100	2,581,407
MaxLinear, Inc. (B)	11,700	882,063
MKS Instruments, Inc.	13,600	2,368,712
NeoPhotonics Corp. (B)	72,600	1,115,862
Onto Innovation, Inc. (B)	22,600	2,287,798
Qorvo, Inc. (B)	11,800	1,845,402
Silicon Motion Technology Corp., ADR	42,050	3,996,011
Tower Semiconductor Ltd. (B)	63,400	2,515,712

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Universal Display Corp.	5,000	$ 825,150

		21,708,914

Software - 2.4%
CDK Global, Inc.	169,900	7,091,626
NCR Corp. (B)	47,200	1,897,440
Progress Software Corp.	25,200	1,216,404
SS&C Technologies Holdings, Inc.	62,000	5,082,760

		15,288,230

Specialty Retail - 2.8%
Abercrombie & Fitch Co., Class A (B)	67,250	2,342,317
Academy Sports & Outdoors, Inc. (B)	13,150	577,285
American Eagle Outfitters, Inc. (A)	95,900	2,428,188
Foot Locker, Inc.	23,600	1,029,668
Hibbett, Inc.	9,100	654,563
O’Reilly Automotive, Inc. (B)	5,500	3,884,265
Ross Stores, Inc.	26,300	3,005,564
Urban Outfitters, Inc. (B)	64,500	1,893,720
Williams-Sonoma, Inc. (A)	12,150	2,054,930

		17,870,500

Technology Hardware, Storage & Peripherals - 0.8%
Turtle Beach Corp. (B)	25,450	566,517
Western Digital Corp. (B)	71,100	4,636,431

		5,202,948

Textiles, Apparel & Luxury Goods - 0.5%
Deckers Outdoor Corp. (B)	3,350	1,227,139
Steven Madden Ltd.	38,000	1,765,860

		2,992,999

Thrifts & Mortgage Finance - 1.0%
Provident Financial Services, Inc.	58,000	1,404,760
TrustCo Bank Corp.	51,000	1,698,810
Washington Federal, Inc.	89,600	2,990,848

		6,094,418

Trading Companies & Distributors - 0.3%
AerCap Holdings NV (B)	32,400	2,119,608

Total Common Stocks (Cost $460,459,017)		610,800,742

	Principal	Value
REPURCHASE AGREEMENT - 3.3%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2021, to be repurchased at $20,544,307 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $20,955,215.	$20,544,307	20,544,307

Total Repurchase Agreement (Cost $20,544,307)		20,544,307

Total Investments (Cost $481,003,324)		631,345,049
Net Other Assets (Liabilities) - (0.0)% (D)		(194,173)

Net Assets - 100.0%		$631,150,876

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$610,800,742	$—	$—	$610,800,742
Repurchase Agreement	—	20,544,307	—	20,544,307

Total Investments	$610,800,742	$20,544,307	$—	$631,345,049

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $9,075,813 collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $9,290,272. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rate disclosed reflects the yield at December 31, 2021.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $460,459,017) (including securities loaned of $9,075,813)	$610,800,742
Repurchase agreement, at value (cost $20,544,307)	20,544,307
Receivables and other assets:
Investments sold	147,367
Net income from securities lending	1,578
Shares of beneficial interest sold	104,143
Dividends	482,037

Total assets	632,080,174

Liabilities:
Payables and other liabilities:
Investments purchased	14,631
Shares of beneficial interest redeemed	287,074
Investment management fees	409,356
Distribution and service fees	57,191
Transfer agent costs	1,352
Trustees, CCO and deferred compensation fees	5,383
Audit and tax fees	17,042
Custody fees	20,068
Legal fees	2,899
Printing and shareholder reports fees	100,801
Other accrued expenses	13,501

Total liabilities	929,298

Net assets	$631,150,876

Net assets consist of:
Capital stock ($0.01 par value)	$262,242
Additional paid-in capital	400,982,684
Total distributable earnings (accumulated losses)	229,905,950

Net assets	$631,150,876

Net assets by class:
Initial Class	$355,144,002
Service Class	276,006,874

Shares outstanding:
Initial Class	14,539,399
Service Class	11,684,800

Net asset value and offering price per share:
Initial Class	$24.43
Service Class	23.62

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$8,712,154
Net income from securities lending	8,105
Withholding taxes on foreign income	(11,232)

Total investment income	8,709,027

Expenses:
Investment management fees	4,882,232
Distribution and service fees:
Service Class	670,342
Transfer agent costs	8,593
Trustees, CCO and deferred compensation fees	24,302
Audit and tax fees	24,525
Custody fees	53,494
Legal fees	36,206
Printing and shareholder reports fees	73,560
Other	40,650

Total expenses	5,813,904

Net investment income (loss)	2,895,123

Net realized gain (loss) on:
Investments	110,847,204
Foreign currency transactions	2

Net realized gain (loss)	110,847,206

Net change in unrealized appreciation (depreciation) on:
Investments	34,628,500
Translation of assets and liabilities denominated in foreign currencies	37

Net change in unrealized appreciation (depreciation)	34,628,537

Net realized and change in unrealized gain (loss)	145,475,743

Net increase (decrease) in net assets resulting from operations	$148,370,866

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$2,895,123	$4,310,982
Net realized gain (loss)	110,847,206	(20,095,295)
Net change in unrealized appreciation (depreciation)	34,628,537	33,106,964

Net increase (decrease) in net assets resulting from operations	148,370,866	17,322,651

Dividends and/or distributions to shareholders:
Initial Class	(2,322,465)	(14,540,327)
Service Class	(1,326,857)	(10,432,347)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,649,322)	(24,972,674)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,919,591	6,287,354
Service Class	33,305,583	35,677,275

	46,225,174	41,964,629

Dividends and/or distributions reinvested:
Initial Class	2,322,465	14,540,327
Service Class	1,326,857	10,432,347

	3,649,322	24,972,674

Cost of shares redeemed:
Initial Class	(59,217,031)	(36,352,488)
Service Class	(52,039,586)	(33,554,799)

	(111,256,617)	(69,907,287)

Net increase (decrease) in net assets resulting from capital share transactions	(61,382,121)	(2,969,984)

Net increase (decrease) in net assets	83,339,423	(10,620,007)

Net assets:
Beginning of year	547,811,453	558,431,460

End of year	$631,150,876	$547,811,453

Capital share transactions - shares:
Shares issued:
Initial Class	558,904	385,773
Service Class	1,520,882	2,429,180

	2,079,786	2,814,953

Shares reinvested:
Initial Class	99,378	925,546
Service Class	58,685	685,437

	158,063	1,610,983

Shares redeemed:
Initial Class	(2,596,388)	(2,236,106)
Service Class	(2,365,179)	(2,212,451)

	(4,961,567)	(4,448,557)

Net increase (decrease) in shares outstanding:
Initial Class	(1,938,106)	(924,787)
Service Class	(785,612)	902,166

	(2,723,718)	(22,621)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$19.19	$19.51	$17.11	$21.51	$20.76

Investment operations:
Net investment income (loss) (A)	0.13	0.17	0.18	0.22	0.12
Net realized and unrealized gain (loss)	5.26	0.41	3.95	(2.28)	2.86

Total investment operations	5.39	0.58	4.13	(2.06)	2.98

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.20)	(0.19)	(0.20)	(0.25)
Net realized gains	—	(0.70)	(1.54)	(2.14)	(1.98)

Total dividends and/or distributions to shareholders	(0.15)	(0.90)	(1.73)	(2.34)	(2.23)

Net asset value, end of year	$24.43	$19.19	$19.51	$17.11	$21.51

Total return	28.12%	4.04%	25.28%	(11.46)%	15.55%

Ratio and supplemental data:
Net assets end of year (000’s)	$355,144	$316,185	$339,556	$305,350	$395,777
Expenses to average net assets	0.82%	0.83%	0.83%	0.83%	0.83%
Net investment income (loss) to average net assets	0.57%	1.03%	0.96%	1.05%	0.54%
Portfolio turnover rate	46%	71%	56%	61%	54%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$18.57	$18.92	$16.64	$20.97	$20.30

Investment operations:
Net investment income (loss) (A)	0.07	0.12	0.13	0.16	0.06
Net realized and unrealized gain (loss)	5.09	0.39	3.83	(2.21)	2.80

Total investment operations	5.16	0.51	3.96	(2.05)	2.86

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.16)	(0.14)	(0.14)	(0.21)
Net realized gains	—	(0.70)	(1.54)	(2.14)	(1.98)

Total dividends and/or distributions to shareholders	(0.11)	(0.86)	(1.68)	(2.28)	(2.19)

Net asset value, end of year	$23.62	$18.57	$18.92	$16.64	$20.97

Total return	27.81%	3.74%	24.94%	(11.64)%	15.26%

Ratio and supplemental data:
Net assets end of year (000’s)	$276,007	$231,626	$218,875	$165,494	$206,683
Expenses to average net assets	1.07%	1.08%	1.08%	1.08%	1.08%
Net investment income (loss) to average net assets	0.32%	0.77%	0.71%	0.80%	0.29%
Portfolio turnover rate	46%	71%	56%	61%	54%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Small/Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2021, commissions recaptured are $15,902.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Small capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the Portfolio managers believe appropriate and may offer greater potential for losses.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $350 million	0.790%
Over $350 million up to $500 million	0.780
Over $500 million up to $750 million	0.765
Over $750 million up to $1 billion	0.755
Over $1 billion up to $1.5 billion	0.735
Over $1.5 billion up to $2 billion	0.730
Over $2 billion	0.725

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.89%	May 1, 2022
Service Class	1.14	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 275,024,148	$ —	$ 340,985,172	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 491,633,488	$ 148,604,897	$ (8,893,336)	$ 139,711,561

As of December 31, 2021, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the capital loss carryforwards utilized are $11,409,840.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,649,322	$ —	$ —	$ 7,785,399	$ 17,187,275	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 32,651,143	$ 57,543,209	$ —	$ —	$ —	$ 139,711,598

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. LEGAL PROCEEDINGS (continued)

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Small/Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Small/Mid Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica Small/Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks rose in 2021, extending the brisk rebound that started in March 2020. Equities advanced as the economy reopened and recovered, facilitated by the rollout of COVID-19 vaccines, federal fiscal relief and as corporations reported robust earnings growth. Elevated inflation stemming in part from shortages of select goods and materials and global supply chain disruptions, the emergence of new COVID-19 variants, and the U.S. Federal Reserve’s decision to taper its monthly asset purchases starting in November were among the factors that periodically weighed on the financial markets.

U.S. small-cap equities lagged their large-cap peers during 2021: the Russell 2000® Index returned 14.82% versus 28.71% for the S&P 500® Index. As measured by Russell indexes, value stocks significantly outpaced growth stocks in the small-cap universe. It was a challenging period at times for valuation-conscious growth managers focusing on quality. However, our focus on high-quality companies trading at reasonable valuations was rewarded in the second half of the year, when lower-quality stocks trailed the broader benchmark.

PERFORMANCE

For the year ended December 31, 2021, Transamerica T. Rowe Price Small Cap VP, Initial Class returned 11.37%. By comparison, its benchmark, the MSCI US Small Cap Growth Index, returned 11.52%.

STRATEGY REVIEW

The Portfolio seeks to outperform its benchmark by owning a large number of attractive stocks instead of making large investments in a small number of stocks.

The Portfolio underperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the fiscal year ended December 31, 2021.

Our stock selection choices in the information technology, health care, and consumer discretionary sectors contributed substantially to relative performance. Conversely, stock choices in communication services and consumer staples detracted. Sector allocations had a negligible impact on the Portfolio’s performance during the fiscal year.

In the information technology sector, two significant contributors were Zebra Technologies, Corp., a maker of asset tracking solutions, including mobile computing devices, printers, and barcode scanners; and Entegris, Inc., a leading provider of semiconductor chemicals and materials. Other strong contributors included Fortinet, Inc., a global network security provider to small and medium-sized businesses; and MaxLinear, Inc., a semiconductor company that designs and develops radio-frequency products for broadband communication applications.

In health care, the Portfolio benefited from the strong performance of Medpace Holdings, Inc., a contract research organization that helps small and mid-size biopharma clients pursue and receive regulatory approval for new drugs; Charles River Laboratories International, Inc., a provider of products and laboratory services to help pharmaceutical and biotechnology companies and academic institutions expedite their efforts to create new medicines; and Molina Healthcare, Inc., a Medicaid managed care company.

Within consumer discretionary, two substantial contributors were Pool Corp. and TopBuild Corp. Pool Corp. provides supplies for pool upkeep and maintenance. The business continues to benefit from strong demand, and management expects growth to continue into 2022. TopBuild Corp. is a leading installer and distributor of insulation and other construction products to the construction industry. Despite a challenging environment characterized by supply chain disruptions and labor shortages across the entire construction industry, the company successfully leveraged its size and scale to continue to drive profitable growth. Homebuilding industry fundamentals and low interest rates were very supportive, and while its valuation increased, the stock continues to rank high on profitability, growth, and quality metrics.

Our communication services stock choices hurt performance. Not holding AMC Entertainment Holdings, Inc., a beneficiary of a “meme-based” stock investing trend in which investors bought certain companies based on social media mentions, rather than fundamentals, weighed on relative returns. Cable One, Inc., which the Portfolio owns, is a fully integrated provider of high-speed internet, cable television, and phone services. The stock declined as the company had not yet fully realized synergies from recent acquisitions. We also own Zynga, Inc., which develops mobile and personal computer games and monetizes them through micro-transactions and advertisements. Zynga, Inc. struggled amid moderating video game spending trends and challenging year-over-year earnings comparisons.

Consumer staples companies, such as Boston Beer Co., In., also detracted from performance. Shares lost roughly half of their value after the company reported earnings and revenue below expectations and subsequently pulled its full-year earnings forecast, citing slowing growth and competition in the hard seltzer category. We retained a position, as we believe it remains an exceptional innovator with a high-quality portfolio of products trading at a more reasonable valuation. Shares of BJ’s Wholesale Club Holdings, Inc. performed

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

(unaudited)

STRATEGY REVIEW (continued)

well in 2021, propelled by better than-expected financial results and indications that the company is retaining the membership growth stemming from the pandemic. We initiated a stake in the latter part of 2021, so we did not benefit from the stock’s full-year appreciation.

Sudhir Nanda, CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.1%
Repurchase Agreement	0.8
Master Limited Partnership	0.2
Other Investment Company	0.1
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	11.37%	15.75%	15.44%	05/03/1999
MSCI US Small Cap Growth Index (A)	11.52%	16.91%	15.63%
Service Class	11.08%	15.46%	15.15%	05/01/2003

(A) The MSCI US Small Cap Growth Index is comprised of the growth companies of the MSCI US Small Cap 1750 Index, which represents around 1,750 small capitalization companies in the U.S. equity market.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,042.10	$4.22	$1,021.10	$4.18	0.82%
Service Class	1,000.00	1,040.70	5.45	1,019.90	5.40	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 99.1%
Aerospace & Defense - 0.9%
Curtiss-Wright Corp.	25,238	$3,499,753
Hexcel Corp. (A)	45,482	2,355,968
Mercury Systems, Inc. (A)	8,928	491,576
Moog, Inc., Class A	24,658	1,996,558

		8,343,855

Air Freight & Logistics - 0.5%
GXO Logistics, Inc. (A)	54,012	4,905,910

Auto Components - 1.1%
Adient PLC (A)	44,137	2,113,280
LCI Industries	19,699	3,070,483
Patrick Industries, Inc.	56,061	4,523,562

		9,707,325

Banks - 1.6%
Ameris Bancorp	26,699	1,326,406
First Bancorp	38,993	1,782,760
Metropolitan Bank Holding Corp. (A)	4,600	490,038
Signature Bank	17,176	5,555,921
Western Alliance Bancorp	53,940	5,806,641

		14,961,766

Beverages - 0.9%
Boston Beer Co., Inc., Class A (A)	8,164	4,123,636
Coca-Cola Consolidated, Inc.	6,477	4,010,494

		8,134,130

Biotechnology - 9.0%
ACADIA Pharmaceuticals, Inc. (A)	67,397	1,573,046
Agios Pharmaceuticals, Inc. (A)	35,475	1,166,063
Alector, Inc. (A)	27,029	558,149
Alkermes PLC (A)	86,218	2,005,431
Allogene Therapeutics, Inc. (A)	23,697	353,559
Amicus Therapeutics, Inc. (A)	136,405	1,575,478
Apellis Pharmaceuticals, Inc. (A)	34,980	1,653,854
Biohaven Pharmaceutical Holding Co. Ltd. (A)	31,065	4,281,068
Blueprint Medicines Corp. (A)	34,686	3,715,217
CareDx, Inc. (A)	31,249	1,421,204
ChemoCentryx, Inc. (A)	21,806	793,956
CRISPR Therapeutics AG (A) (B)	19,251	1,458,841
Deciphera Pharmaceuticals, Inc. (A)	22,547	220,284
Denali Therapeutics, Inc. (A)	46,011	2,052,091
Emergent BioSolutions, Inc. (A)	17,403	756,508
Exact Sciences Corp. (A)	23,838	1,855,312
Exelixis, Inc. (A)	73,996	1,352,647
Fate Therapeutics, Inc. (A)	35,798	2,094,541
Generation Bio Co. (A)	40,540	287,023
Global Blood Therapeutics, Inc. (A) (B)	40,089	1,173,405
Halozyme Therapeutics, Inc. (A)	107,321	4,315,377
Horizon Therapeutics PLC (A)	41,086	4,427,427
IGM Biosciences, Inc. (A)	13,760	403,581
Insmed, Inc. (A) (B)	97,301	2,650,479
Intellia Therapeutics, Inc. (A)	34,807	4,115,580
Invitae Corp. (A) (B)	93,229	1,423,607
Ionis Pharmaceuticals, Inc. (A)	40,259	1,225,081
Iovance Biotherapeutics, Inc. (A)	59,738	1,140,398
Karuna Therapeutics, Inc. (A)	9,397	1,231,007
Kodiak Sciences, Inc. (A)	38,443	3,259,198
Kymera Therapeutics, Inc. (A)	12,700	806,323
Madrigal Pharmaceuticals, Inc. (A)	3,756	318,283

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Mirati Therapeutics, Inc. (A)	20,158	$ 2,956,977
Morphic Holding, Inc. (A)	10,300	488,014
Neurocrine Biosciences, Inc. (A)	17,818	1,517,559
Nurix Therapeutics, Inc. (A)	14,700	425,565
Prothena Corp. PLC (A)	30,844	1,523,694
PTC Therapeutics, Inc. (A)	44,311	1,764,907
Replimune Group, Inc. (A)	28,216	764,654
Rocket Pharmaceuticals, Inc. (A) (B)	27,417	598,513
Sage Therapeutics, Inc. (A)	19,589	833,316
Sarepta Therapeutics, Inc. (A)	27,916	2,513,836
Scholar Rock Holding Corp. (A)	24,891	618,292
Seagen, Inc. (A)	11,665	1,803,409
TG Therapeutics, Inc. (A)	41,009	779,171
Turning Point Therapeutics, Inc. (A)	28,434	1,356,302
Twist Bioscience Corp. (A)	20,440	1,581,852
Ultragenyx Pharmaceutical, Inc. (A)	55,462	4,663,800
uniQure NV (A)	28,188	584,619
Xencor, Inc. (A)	43,582	1,748,510
Zentalis Pharmaceuticals, Inc. (A)	14,585	1,226,015
Zymeworks, Inc. (A) (B)	22,999	376,954

		83,789,977

Building Products - 2.4%
AAON, Inc.	25,013	1,986,783
Builders FirstSource, Inc. (A)	75,815	6,498,104
CSW Industrials, Inc.	10,891	1,316,286
Gibraltar Industries, Inc. (A)	38,160	2,544,509
Trex Co., Inc. (A)	40,082	5,412,272
UFP Industries, Inc.	52,534	4,833,653

		22,591,607

Capital Markets - 1.3%
Cboe Global Markets, Inc.	6,740	878,896
FactSet Research Systems, Inc.	4,684	2,276,471
LPL Financial Holdings, Inc.	32,072	5,134,407
MarketAxess Holdings, Inc.	8,908	3,663,593

		11,953,367

Chemicals - 1.9%
Balchem Corp.	9,442	1,591,921
Chase Corp.	18,782	1,869,936
Element Solutions, Inc.	112,724	2,736,939
HB Fuller Co.	26,698	2,162,538
Ingevity Corp. (A)	34,021	2,439,305
Quaker Chemical Corp.	14,123	3,259,306
Scotts Miracle-Gro Co.	15,194	2,446,234
Stepan Co.	9,686	1,203,873

		17,710,052

Commercial Services & Supplies - 1.9%
Casella Waste Systems, Inc., Class A (A)	108,115	9,235,183
IAA, Inc. (A)	76,203	3,857,396
MSA Safety, Inc.	17,885	2,699,920
UniFirst Corp.	6,481	1,363,602

		17,156,101

Communications Equipment - 0.5%
Lumentum Holdings, Inc. (A)	18,139	1,918,562
Ubiquiti, Inc. (B)	7,978	2,446,853

		4,365,415

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering - 1.0%
Comfort Systems USA, Inc.	39,018	$ 3,860,441
EMCOR Group, Inc.	41,277	5,258,277

		9,118,718

Construction Materials - 0.5%
Eagle Materials, Inc.	29,884	4,974,491

Consumer Finance - 0.5%
Green Dot Corp., Class A (A)	16,207	587,342
PROG Holdings, Inc. (A)	26,589	1,199,430
SLM Corp.	128,826	2,534,007

		4,320,779

Containers & Packaging - 0.4%
Berry Global Group, Inc. (A)	37,173	2,742,624
Ranpak Holdings Corp. (A)	23,200	871,856

		3,614,480

Distributors - 0.6%
Pool Corp.	9,351	5,292,666

Diversified Consumer Services - 0.5%
Bright Horizons Family Solutions, Inc. (A)	13,927	1,753,131
Terminix Global Holdings, Inc. (A)	69,291	3,134,032

		4,887,163

Diversified Telecommunication Services - 0.5%
Cogent Communications Holdings, Inc. (B)	33,866	2,478,314
Iridium Communications, Inc. (A)	59,338	2,450,066

		4,928,380

Electrical Equipment - 0.5%
Atkore, Inc. (A)	41,459	4,609,826
Shoals Technologies Group, Inc., Class A (A)	13,058	317,310

		4,927,136

Electronic Equipment, Instruments & Components - 3.1%
Advanced Energy Industries, Inc.	33,053	3,009,806
Cognex Corp.	36,733	2,856,358
ePlus, Inc. (A)	16,992	915,529
Fabrinet (A)	29,635	3,510,858
Littelfuse, Inc.	16,592	5,221,171
Novanta, Inc. (A)	37,132	6,547,486
OSI Systems, Inc. (A)	4,654	433,753
Teledyne Technologies, Inc. (A)	7,371	3,220,316
Zebra Technologies Corp., Class A (A)	5,811	3,458,707

		29,173,984

Energy Equipment & Services - 0.4%
Cactus, Inc., Class A	48,417	1,846,140
ChampionX Corp. (A)	77,300	1,562,233

		3,408,373

Entertainment - 0.2%
Zynga, Inc., Class A (A)	354,040	2,265,856

Equity Real Estate Investment Trusts - 2.0%
Equity Lifestyle Properties, Inc.	37,154	3,256,920
First Industrial Realty Trust, Inc.	64,424	4,264,869
Innovative Industrial Properties, Inc. (B)	12,176	3,201,192
Ryman Hospitality Properties, Inc. (A)	22,112	2,033,419
Terreno Realty Corp.	67,801	5,782,747

		18,539,147

Food & Staples Retailing - 1.1%
BJ’s Wholesale Club Holdings, Inc. (A)	87,434	5,855,455

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Casey’s General Stores, Inc.	11,443	$ 2,258,276
Performance Food Group Co. (A)	40,017	1,836,380

		9,950,111

Food Products - 1.8%
Darling Ingredients, Inc. (A)	89,418	6,195,773
Hain Celestial Group, Inc. (A)	64,877	2,764,409
J&J Snack Foods Corp.	18,955	2,994,132
John B Sanfilippo & Son, Inc.	16,519	1,489,353
Sanderson Farms, Inc.	10,175	1,944,239
Simply Good Foods Co. (A)	20,400	848,028

		16,235,934

Health Care Equipment & Supplies - 4.3%
AtriCure, Inc. (A)	28,395	1,974,304
CONMED Corp.	18,135	2,570,818
Globus Medical, Inc., Class A (A)	60,210	4,347,162
Haemonetics Corp. (A)	22,025	1,168,206
ICU Medical, Inc. (A)	20,438	4,850,755
Lantheus Holdings, Inc. (A)	12,693	366,701
Merit Medical Systems, Inc. (A)	59,269	3,692,459
Nevro Corp. (A)	21,225	1,720,711
NuVasive, Inc. (A)	14,966	785,416
Penumbra, Inc. (A)	13,967	4,012,998
Quidel Corp. (A)	8,597	1,160,509
Shockwave Medical, Inc. (A)	20,616	3,676,451
STERIS PLC	11,455	2,788,261
Tandem Diabetes Care, Inc. (A)	42,740	6,433,225

		39,547,976

Health Care Providers & Services - 4.1%
Addus HomeCare Corp. (A)	28,375	2,653,346
Amedisys, Inc. (A)	25,661	4,154,003
AMN Healthcare Services, Inc. (A)	55,201	6,752,738
Chemed Corp.	2,219	1,173,940
CorVel Corp. (A)	19,692	4,095,936
Ensign Group, Inc.	77,476	6,504,885
ModivCare, Inc. (A)	14,140	2,096,821
Molina Healthcare, Inc. (A)	17,202	5,471,612
Pennant Group, Inc. (A)	58,240	1,344,179
Surgery Partners, Inc. (A) (B)	30,111	1,608,228
US Physical Therapy, Inc.	24,243	2,316,419

		38,172,107

Health Care Technology - 1.3%
Certara, Inc. (A)	35,783	1,016,953
Inspire Medical Systems, Inc. (A)	15,433	3,550,516
Omnicell, Inc. (A)	38,220	6,896,417
Phreesia, Inc. (A)	21,511	896,148

		12,360,034

Hotels, Restaurants & Leisure - 5.9%
Bloomin’ Brands, Inc. (A)	80,976	1,698,876
Boyd Gaming Corp. (A)	79,513	5,213,667
Brinker International, Inc. (A)	12,019	439,775
Choice Hotels International, Inc.	31,576	4,925,540
Churchill Downs, Inc.	29,963	7,218,087
Domino’s Pizza, Inc.	1,392	785,547
Everi Holdings, Inc. (A)	61,926	1,322,120
Hilton Grand Vacations, Inc. (A)	49,992	2,605,083
Papa John’s International, Inc.	33,657	4,492,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Planet Fitness, Inc., Class A (A)	55,278	$ 5,007,081
Red Rock Resorts, Inc., Class A	39,051	2,148,196
SeaWorld Entertainment, Inc. (A)	39,874	2,586,228
Six Flags Entertainment Corp. (A)	21,488	914,959
Texas Roadhouse, Inc.	46,078	4,113,844
Travel & Leisure Co.	53,597	2,962,306
Vail Resorts, Inc.	13,692	4,489,607
Wendy’s Co.	152,803	3,644,352

		54,567,468

Household Durables - 2.8%
Cavco Industries, Inc. (A)	9,760	3,100,264
Helen of Troy Ltd. (A)	11,038	2,698,460
LGI Homes, Inc. (A)	27,735	4,284,503
Tempur Sealy International, Inc.	152,005	7,148,795
TopBuild Corp. (A)	32,403	8,940,312

		26,172,334

Independent Power & Renewable Electricity Producers - 0.3%
Clearway Energy, Inc., Class C	55,611	2,003,664
Ormat Technologies, Inc. (B)	13,793	1,093,785

		3,097,449

Insurance - 1.0%
eHealth, Inc. (A)	9,439	240,694
Palomar Holdings, Inc. (A)	18,073	1,170,588
Primerica, Inc.	46,428	7,116,020
Selectquote, Inc. (A)	29,653	268,656

		8,795,958

Interactive Media & Services - 0.3%
Ziff Davis, Inc. (A)	21,913	2,429,275

Internet & Direct Marketing Retail - 0.1%
Xometry, Inc., Class A (A)	9,291	476,164

IT Services - 2.1%
Broadridge Financial Solutions, Inc.	8,497	1,553,422
Euronet Worldwide, Inc. (A)	37,284	4,443,134
ExlService Holdings, Inc. (A)	35,646	5,160,472
Gartner, Inc. (A)	6,391	2,136,639
Kyndryl Holdings, Inc. (A)	63,500	1,149,350
MAXIMUS, Inc.	16,323	1,300,453
Perficient, Inc. (A)	26,693	3,451,138
Repay Holdings Corp. (A) (B)	37,090	677,634

		19,872,242

Leisure Products - 0.6%
Brunswick Corp.	56,912	5,732,746

Life Sciences Tools & Services - 3.6%
Adaptive Biotechnologies Corp. (A)	48,983	1,374,463
Bruker Corp.	20,444	1,715,456
Charles River Laboratories International, Inc. (A)	9,834	3,705,255
Maravai LifeSciences Holdings, Inc., Class A (A)	56,712	2,376,233
Medpace Holdings, Inc. (A)	33,793	7,354,708
NeoGenomics, Inc. (A)	107,097	3,654,150
Quanterix Corp. (A)	16,840	714,016
Repligen Corp. (A)	28,966	7,671,355
West Pharmaceutical Services, Inc.	9,877	4,632,412

		33,198,048

	Shares	Value
COMMON STOCKS (continued)
Machinery - 4.0%
Albany International Corp., Class A	35,745	$ 3,161,645
Douglas Dynamics, Inc.	21,969	858,109
Federal Signal Corp.	24,835	1,076,349
Graco, Inc.	36,408	2,935,213
Hydrofarm Holdings Group, Inc. (A)	6,295	178,086
John Bean Technologies Corp.	31,246	4,798,136
Kadant, Inc.	16,748	3,860,079
Lincoln Electric Holdings, Inc.	16,911	2,358,577
RBC Bearings, Inc. (A)	17,029	3,439,347
SPX Corp. (A)	44,320	2,645,018
Terex Corp.	38,148	1,676,605
Toro Co.	35,674	3,564,189
Watts Water Technologies, Inc., Class A	21,897	4,251,740
Woodward, Inc.	20,387	2,231,561

		37,034,654

Media - 1.3%
Cable One, Inc.	2,462	4,341,614
Nexstar Media Group, Inc., Class A	22,843	3,448,836
TechTarget, Inc. (A)	31,873	3,048,971
Thryv Holdings, Inc. (A)	33,800	1,390,194

		12,229,615

Metals & Mining - 1.0%
Alcoa Corp.	106,864	6,366,957
Arconic Corp. (A)	41,585	1,372,721
Cleveland-Cliffs, Inc. (A) (B)	84,691	1,843,723

		9,583,401

Oil, Gas & Consumable Fuels - 1.8%
APA Corp.	79,277	2,131,759
Magnolia Oil & Gas Corp., Class A (B)	224,768	4,241,372
Matador Resources Co.	12,680	468,146
PDC Energy, Inc.	36,350	1,773,153
Range Resources Corp. (A)	35,400	631,182
Targa Resources Corp.	38,962	2,035,375
Texas Pacific Land Corp.	4,473	5,586,195

		16,867,182

Paper & Forest Products - 0.4%
Louisiana-Pacific Corp.	51,451	4,031,186

Personal Products - 0.4%
BellRing Brands, Inc., Class A (A)	59,722	1,703,868
Inter Parfums, Inc.	17,923	1,915,969

		3,619,837

Pharmaceuticals - 1.0%
Arvinas, Inc. (A)	22,215	1,824,740
Catalent, Inc. (A)	35,821	4,586,163
Pacira BioSciences, Inc. (A)	23,028	1,385,595
Reata Pharmaceuticals, Inc., Class A (A) (B)	11,187	295,001
Supernus Pharmaceuticals, Inc. (A)	33,306	971,203

		9,062,702

Professional Services - 2.9%
ASGN, Inc. (A)	43,624	5,383,202
Booz Allen Hamilton Holding Corp.	34,993	2,967,056
CACI International, Inc., Class A (A)	18,433	4,962,348
Exponent, Inc.	67,396	7,867,135
Insperity, Inc.	36,449	4,304,991
Legalzoom.com, Inc. (A) (B)	13,887	223,164

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
Upwork, Inc. (A)	29,742	$ 1,015,987

		26,723,883

Road & Rail - 1.5%
Landstar System, Inc.	16,362	2,929,125
Saia, Inc. (A)	25,902	8,729,751
XPO Logistics, Inc. (A)	28,825	2,231,920

		13,890,796

Semiconductors & Semiconductor Equipment - 6.3%
Azenta, Inc.	44,691	4,608,089
Cirrus Logic, Inc. (A)	26,653	2,452,609
CMC Materials, Inc.	13,766	2,638,804
Diodes, Inc. (A)	35,297	3,875,964
Entegris, Inc.	45,797	6,346,548
FormFactor, Inc. (A)	96,248	4,400,458
Kulicke & Soffa Industries, Inc.	39,053	2,364,269
Lattice Semiconductor Corp. (A)	92,080	7,095,685
MaxLinear, Inc. (A)	59,646	4,496,712
MKS Instruments, Inc.	25,373	4,419,215
Monolithic Power Systems, Inc.	5,279	2,604,289
Onto Innovation, Inc. (A)	29,252	2,961,180
Power Integrations, Inc.	56,237	5,223,855
SiTime Corp. (A)	7,427	2,172,695
Synaptics, Inc. (A)	10,700	3,097,757

		58,758,129

Software - 10.0%
ACI Worldwide, Inc. (A)	92,452	3,208,084
Alarm.com Holdings, Inc. (A)	19,044	1,615,122
Altair Engineering, Inc., Class A (A) (B)	32,499	2,512,823
Aspen Technology, Inc. (A)	23,155	3,524,191
Bill.com Holdings, Inc. (A)	10,112	2,519,405
Blackbaud, Inc. (A)	25,610	2,022,678
Blackline, Inc. (A)	12,792	1,324,484
Box, Inc., Class A (A)	98,868	2,589,353
CommVault Systems, Inc. (A)	41,428	2,855,218
Consensus Cloud Solutions, Inc. (A)	9,374	542,473
Descartes Systems Group, Inc. (A)	58,607	4,845,627
Digital Turbine, Inc. (A) (B)	59,765	3,645,067
DoubleVerify Holdings, Inc. (A)	20,601	685,601
Envestnet, Inc. (A)	40,161	3,186,374
Fair Isaac Corp. (A)	8,490	3,681,858
Five9, Inc. (A)	19,265	2,645,470
Fortinet, Inc. (A)	7,649	2,749,051
Manhattan Associates, Inc. (A)	51,630	8,027,949
nCino, Inc. (A)	16,419	900,746
NCR Corp. (A)	77,820	3,128,364
Paylocity Holding Corp. (A)	13,583	3,207,761
Pegasystems, Inc.	17,935	2,005,492
PTC, Inc. (A)	20,356	2,466,129
Qualys, Inc. (A)	31,946	4,383,630
Rapid7, Inc. (A)	29,971	3,527,287
Sapiens International Corp. NV	76,956	2,651,134
SPS Commerce, Inc. (A)	41,725	5,939,554
SS&C Technologies Holdings, Inc.	37,175	3,047,606
Teradata Corp. (A)	62,099	2,637,345
Tyler Technologies, Inc. (A)	6,940	3,733,373
Workiva, Inc. (A)	19,572	2,553,950

		92,363,199

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 3.2%
Abercrombie & Fitch Co., Class A (A)	52,609	$ 1,832,372
Academy Sports & Outdoors, Inc. (A) (B)	39,500	1,734,050
Asbury Automotive Group, Inc. (A)	21,781	3,762,232
Burlington Stores, Inc. (A)	13,185	3,843,559
Dick’s Sporting Goods, Inc. (B)	20,000	2,299,800
Floor & Decor Holdings, Inc., Class A (A)	52,887	6,875,839
Murphy USA, Inc.	11,867	2,364,381
National Vision Holdings, Inc. (A)	49,200	2,361,108
RH (A)	7,148	3,830,899
Victoria’s Secret & Co. (A)	17,857	991,778

		29,896,018

Textiles, Apparel & Luxury Goods - 2.0%
Capri Holdings Ltd. (A)	49,120	3,188,379
Crocs, Inc. (A)	57,645	7,391,242
Deckers Outdoor Corp. (A)	21,281	7,795,443

		18,375,064

Trading Companies & Distributors - 1.4%
Herc Holdings, Inc.	15,700	2,457,835
McGrath RentCorp	11,906	955,576
SiteOne Landscape Supply, Inc. (A)	28,704	6,954,405
Watsco, Inc.	8,331	2,606,603

		12,974,419

Water Utilities - 0.4%
Middlesex Water Co.	34,061	4,097,538

Total Common Stocks (Cost $653,582,501)		919,186,147

MASTER LIMITED PARTNERSHIP - 0.2%
Independent Power & Renewable Electricity Producers - 0.2%
NextEra Energy Partners LP	24,200	2,042,480

Total Master Limited Partnership (Cost $1,934,781)		2,042,480

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	1,215,285	1,215,285

Total Other Investment Company (Cost $1,215,285)		1,215,285

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2021, to be repurchased at $7,296,670 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $7,442,660.	$7,296,670	7,296,670

Total Repurchase Agreement (Cost $7,296,670)		7,296,670

Total Investments (Cost $664,029,237)		929,740,582
Net Other Assets (Liabilities) - (0.2)%		(1,515,215)

Net Assets - 100.0%		$928,225,367

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$919,186,147	$—	$—	$919,186,147
Master Limited Partnership	2,042,480	—	—	2,042,480
Other Investment Company	1,215,285	—	—	1,215,285
Repurchase Agreement	—	7,296,670	—	7,296,670

Total Investments	$922,443,912	$7,296,670	$—	$929,740,582

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $26,456,491, collateralized by cash collateral of $1,215,285 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $25,846,141. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $656,732,567) (including securities loaned of $26,456,491)	$922,443,912
Repurchase agreement, at value (cost $7,296,670)	7,296,670
Receivables and other assets:
Investments sold	384,711
Net income from securities lending	3,167
Shares of beneficial interest sold	238,014
Dividends	202,575

Total assets	930,569,049

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,215,285
Payables and other liabilities:
Investments purchased	182,516
Shares of beneficial interest redeemed	74,507
Investment management fees	600,468
Distribution and service fees	99,319
Transfer agent costs	2,050
Trustees, CCO and deferred compensation fees	9,996
Audit and tax fees	19,721
Custody fees	30,534
Legal fees	5,539
Printing and shareholder reports fees	87,400
Other accrued expenses	16,347

Total liabilities	2,343,682

Net assets	$928,225,367

Net assets consist of:
Capital stock ($0.01 par value)	$511,769
Additional paid-in capital	429,078,399
Total distributable earnings (accumulated losses)	498,635,199

Net assets	$928,225,367

Net assets by class:
Initial Class	$448,766,999
Service Class	479,458,368

Shares outstanding:
Initial Class	23,606,178
Service Class	27,570,762

Net asset value and offering price per share:
Initial Class	$19.01
Service Class	17.39

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$3,982,060
Net income from securities lending	70,494
Withholding taxes on foreign income	(7,438)

Total investment income	4,045,116

Expenses:
Investment management fees	8,071,925
Distribution and service fees:
Service Class	1,191,159
Transfer agent costs	14,142
Trustees, CCO and deferred compensation fees	40,308
Audit and tax fees	32,588
Custody fees	87,797
Legal fees	61,963
Printing and shareholder reports fees	67,905
Other	49,176

Total expenses	9,616,963

Net investment income (loss)	(5,571,847)

Net realized gain (loss) on:
Investments	239,182,815
Foreign currency transactions	11

Net realized gain (loss)	239,182,826

Net change in unrealized appreciation (depreciation) on:
Investments	(115,592,299)
Translation of assets and liabilities denominated in foreign currencies	(8)

Net change in unrealized appreciation (depreciation)	(115,592,307)

Net realized and change in unrealized gain (loss)	123,590,519

Net increase (decrease) in net assets resulting from operations	$118,018,672

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$(5,571,847)	$(3,454,089)
Net realized gain (loss)	239,182,826	106,218,710
Net change in unrealized appreciation (depreciation)	(115,592,307)	128,413,433

Net increase (decrease) in net assets resulting from operations	118,018,672	231,178,054

Dividends and/or distributions to shareholders:
Initial Class	(52,397,853)	(43,687,402)
Service Class	(50,678,577)	(27,366,371)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(103,076,430)	(71,053,773)

Capital share transactions:
Proceeds from shares sold:
Initial Class	33,160,724	50,617,208
Service Class	34,701,580	48,280,180

	67,862,304	98,897,388

Dividends and/or distributions reinvested:
Initial Class	52,397,853	43,687,402
Service Class	50,678,577	27,366,371

	103,076,430	71,053,773

Cost of shares redeemed:
Initial Class	(410,571,387)	(89,149,804)
Service Class	(61,015,951)	(44,771,456)

	(471,587,338)	(133,921,260)

Net increase (decrease) in net assets resulting from capital share transactions	(300,648,604)	36,029,901

Net increase (decrease) in net assets	(285,706,362)	196,154,182

Net assets:
Beginning of year	1,213,931,729	1,017,777,547

End of year	$928,225,367	$1,213,931,729

Capital share transactions - shares:
Shares issued:
Initial Class	1,711,190	3,365,190
Service Class	1,922,669	3,427,952

	3,633,859	6,793,142

Shares reinvested:
Initial Class	2,838,454	2,777,330
Service Class	2,998,732	1,878,268

	5,837,186	4,655,598

Shares redeemed:
Initial Class	(20,998,510)	(5,648,825)
Service Class	(3,403,381)	(3,309,467)

	(24,401,891)	(8,958,292)

Net increase (decrease) in shares outstanding:
Initial Class	(16,448,866)	493,695
Service Class	1,518,020	1,996,753

	(14,930,846)	2,490,448

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$18.92	$16.42	$13.79	$15.59	$13.59

Investment operations:
Net investment income (loss) (A)	(0.08)	(0.04)	(0.03)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	2.17	3.68	4.42	(0.91)	2.95

Total investment operations	2.09	3.64	4.39	(0.95)	2.92

Dividends and/or distributions to shareholders:
Net realized gains	(2.00)	(1.14)	(1.76)	(0.85)	(0.92)

Net asset value, end of year	$19.01	$18.92	$16.42	$13.79	$15.59

Total return	11.37%	23.56%	32.77%	(7.08)%	22.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$448,767	$757,843	$649,477	$539,421	$590,699
Expenses to average net assets	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income (loss) to average net assets	(0.43)%	(0.26)%	(0.19)%	(0.27)%	(0.21)%
Portfolio turnover rate	28%	39%	21%	29%	21%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$17.51	$15.31	$12.99	$14.76	$12.95

Investment operations:
Net investment income (loss) (A)	(0.12)	(0.07)	(0.06)	(0.08)	(0.06)
Net realized and unrealized gain (loss)	2.00	3.41	4.14	(0.84)	2.79

Total investment operations	1.88	3.34	4.08	(0.92)	2.73

Dividends and/or distributions to shareholders:
Net realized gains	(2.00)	(1.14)	(1.76)	(0.85)	(0.92)

Net asset value, end of year	$17.39	$17.51	$15.31	$12.99	$14.76

Total return	11.08%	23.30%	32.39%	(7.28)%	22.02%

Ratio and supplemental data:
Net assets end of year (000’s)	$479,458	$456,089	$368,301	$250,801	$292,932
Expenses to average net assets	1.06%	1.06%	1.06%	1.06%	1.06%
Net investment income (loss) to average net assets	(0.67)%	(0.51)%	(0.43)%	(0.52)%	(0.46)%
Portfolio turnover rate	28%	39%	21%	29%	21%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2021 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities and Master limited partnerships: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

4. SECURITIES AND OTHER INVESTMENTS (continued)

the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,215,285	$—	$—	$—	$1,215,285
Total Borrowings	$1,215,285	$—	$—	$—	$1,215,285

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.78% of daily average net assets.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.93%	May 1, 2022
Service Class	1.18	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 286,427,279	$ —	$ 682,913,386	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarilydue to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 665,007,182	$ 303,830,875	$ (39,097,475)	$ 264,733,400

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,851,857	$ 96,224,573	$ —	$ —	$ 71,053,773	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 19,185,232	$ 214,716,567	$ —	$ —	$ —	$ 264,733,400

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. LEGAL PROCEEDINGS (continued)

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica T. Rowe Price Small Cap VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $96,224,573 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

(unaudited)

MARKET ENVIRONMENT

International equity markets turned in a solid year of performance in 2021. Investor enthusiasm prevailed despite several potentially disruptive issues, including supply chain disruptions, rising inflation, the ever-present threat of the COVID-19 pandemic and early evidence that central banks plan to moderate their stimulative monetary practices. Many of these macroeconomic issues remain in 2022, challenging management teams to navigate them effectively.

PERFORMANCE

For the year ended December 31, 2021, Transamerica TS&W International Equity VP, Initial Class returned 13.41%. By comparison, its benchmark, the MSCI EAFE Index, returned 11.78%.

STRATEGY REVIEW

The Portfolio outperformed the MSCI EAFE Index led by holdings in Japan, primarily Toshiba Corp. (“Toshiba”) and Sony Group Corp. (“Sony”). Multinational conglomerate Toshiba performed well after taking steps to address corporate governance issues. The company announced the resignation of the CEO and multiple board members following an investigation into shareholder voting practices. The company subsequently announced its intention to split into three parts: infrastructure services, devices and semiconductors. We believe the moves will push Toshiba toward meaningful corporate governance reform. Electronics company Sony reported a series of strong results across its operating segments and raised full-year guidance. The company’s games segment outperformed following the release of PlayStation 5. The music segment also performed well and garnered a higher valuation from analysts following a period of industrywide mergers and acquisition and the initial public offering of competitor Universal Music Group. Sony’s image sensor segment reported satisfactory numbers, while its movies segment continued to be hampered by COVID-19 effects.

A small weighting in emerging markets detracted the most from relative return. Within the allocation, South Korean electronics producer Samsung Electronics Co. Ltd. (“Samsung”) trailed due to analyst concerns over a declining memory chip cycle. Despite its stock’s weakness, the company reported strong financial results driven by better profitability in its smartphone and organic light-emitting diode divisions. We believe Samsung’s long-term intrinsic value is being obscured by short-term supply concerns.

Consumer discretionary and financials were among the top sector contributors thanks to stock selection. Sony and Entain PLC (“Entain”) were among the top performers in consumer discretionary. As previously mentioned, Sony reported strong results across its operating segments and raised full-year guidance. U.K. gambling company Entain outperformed after receiving multiple buyout offers from gaming peers MGM Resorts and DraftKings, which were rejected. The significant premiums to the share price highlighted the value of Entain’s operations. ORIX Corp. and Macquarie Group Ltd. (“Macquarie”) performed well in financials. Japanese financial service company ORIX Corp. benefited from asset growth in Europe, U.S. private equity investment returns and real estate gains. Management also increased its guidance. Australian financial group Macquarie reported better-than-expected results and upgraded its earnings outlook, given increasing capital markets activity and investment income, and an improving commodity trading environment.

Communication services holdings detracted; videogame makers Ubisoft Entertainment SA (“Ubisoft”) and Nintendo Co., Ltd. (“Nintendo”) were the primary laggards. These businesses were COVID-19 beneficiaries and despite their improving fundamentals and strong growth outlook, investor focus rotated toward companies more exposed to economies re-opening. France-based Ubisoft also had mixed results. Management lowered full-year guidance as certain content releases slated for 2021 were pushed back into 2022. Nintendo, meanwhile, underwhelmed analysts with its recent results. The company faced difficult year-over-year comparisons and came up short of expectations. However, management announced a new share repurchase program, with all repurchased shares to be cancelled. To combat eventual hardware sales decline, Nintendo continues to develop its subscription services. We believed Ubisoft and Nintendo remain undervalued as of year-end given their intellectual properties and market positions in the industry.

Health-care holdings also weighed on returns. Dutch health-care technology company Koninklijke Philips NV (“Phillips”) underperformed after reporting mixed results. The company experienced strong revenue growth in both its personal health and diagnosis and treatment segments; however, the recall of certain legacy sleep care products continued to overshadow these positives. We believed Philips remained undervalued as of year-end. German health-care company Fresenius SE & Co. KGaA (“Fresenius”) lagged despite reporting satisfactory results. The company saw improvements in its hospital division, Fresenius Helios, and specialized medical products division, Kabi, as the year progressed. However, a large portion of Fresenius’ business revolves around necessary but elective procedures, which have been postponed in the COVID-19 environment. The kidney-dialysis division, Fresenius Medical Care, continued to face pandemic-related headwinds and higher mortality rates in its patient population. While COVID-19 impacts are difficult to predict, management has shown improvements in the business units under its operational control. We believed Fresenius was undervalued as of year-end.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.5%
Other Investment Company	2.4
Net Other Assets (Liabilities)	(1.9)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	13.41%	8.72%	7.91%	04/08/1991
MSCI EAFE Index (A)	11.78%	10.07%	8.53%
Service Class	13.20%	8.46%	7.64%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Foreign market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments, and the relatively small size, lower trading volumes and lesser liquidity of the markets. The Portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting an industry in which its investments are concentrated than portfolios investing in a broader range of industries.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,020.00	$4.38	$1,020.90	$4.38	0.86%
Service Class	1,000.00	1,019.10	5.65	1,019.60	5.65	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 99.5%
Australia - 3.3%
BHP Group PLC	18,700	$556,724
BHP Group PLC, ADR (A)	16,500	986,205
Lendlease Corp. Ltd.	121,000	941,079
Macquarie Group Ltd.	16,200	2,420,908
Santos Ltd.	385,000	1,767,473

		6,672,389

Austria - 0.3%
ams AG (B)	30,400	550,102

Belgium - 2.7%
Anheuser-Busch InBev SA	36,300	2,197,385
Groupe Bruxelles Lambert SA	13,900	1,553,396
KBC Group NV	20,000	1,718,224

		5,469,005

Denmark - 0.3%
AP Moller - Maersk A/S, Class B	200	713,862

Finland - 1.1%
Nokia OYJ (B)	352,200	2,230,724

France - 9.4%
Airbus SE (B)	4,100	524,479
Amundi SA (C)	13,600	1,123,335
Capgemini SE	8,400	2,060,912
Dassault Aviation SA	7,000	757,102
Engie SA	261,500	3,874,498
Rexel SA (B)	57,900	1,175,338
Sanofi	29,068	2,931,458
TotalEnergies SE	36,100	1,834,286
Ubisoft Entertainment SA (B)	17,700	867,923
Veolia Environnement SA	105,156	3,862,169

		19,011,500

Germany - 11.8%
Allianz SE	8,041	1,896,539
BASF SE	36,600	2,568,784
Bayer AG	12,526	668,942
Deutsche Boerse AG	13,900	2,320,944
Deutsche Post AG	36,900	2,373,436
Fresenius SE & Co. KGaA	59,400	2,387,487
HeidelbergCement AG	35,300	2,388,999
Infineon Technologies AG	51,685	2,379,498
SAP SE	21,300	2,997,751
Siemens AG	18,307	3,170,823
Talanx AG (B)	16,800	810,049

		23,963,252

Hong Kong - 1.9%
CK Asset Holdings Ltd.	215,400	1,357,723
CK Hutchison Holdings Ltd.	381,600	2,461,604

		3,819,327

Ireland - 3.4%
AerCap Holdings NV (B)	6,200	405,604
AIB Group PLC (A) (B)	382,000	930,701
DCC PLC	25,200	2,063,622
Ryanair Holdings PLC, ADR (B)	4,285	438,484
Smurfit Kappa Group PLC	55,721	3,072,953

		6,911,364

Israel - 0.9%
Check Point Software Technologies Ltd. (B)	16,400	1,911,584

	Shares	Value
COMMON STOCKS (continued)
Italy - 0.5%
Prysmian SpA	26,035	$ 979,336

Japan - 21.1%
Astellas Pharma, Inc.	133,300	2,169,528
Denka Co. Ltd.	25,360	829,775
FANUC Corp.	9,400	1,998,082
Fujitsu Ltd.	10,110	1,737,166
Hitachi Ltd.	44,140	2,391,211
Japan Airlines Co. Ltd. (B)	41,700	791,604
Kirin Holdings Co. Ltd. (A)	84,100	1,354,588
Kyocera Corp.	24,000	1,500,625
Nintendo Co. Ltd.	5,000	2,339,285
Olympus Corp.	80,900	1,862,903
ORIX Corp.	162,200	3,310,205
Rakuten Group, Inc. (A) (B)	209,300	2,099,961
SBI Holdings, Inc.	19,500	531,873
Sega Sammy Holdings, Inc.	80,700	1,265,829
Seven & i Holdings Co. Ltd.	70,300	3,092,356
Sony Group Corp.	47,800	6,036,097
Square Enix Holdings Co. Ltd.	27,100	1,390,217
Sumitomo Mitsui Financial Group, Inc. (A)	78,500	2,680,561
Toshiba Corp.	63,150	2,598,522
Toyota Industries Corp.	35,700	2,855,748

		42,836,136

Luxembourg - 1.0%
ArcelorMittal SA	60,700	1,945,014

Netherlands - 4.9%
ASML Holding NV	3,000	2,413,733
EXOR NV	8,500	760,900
Heineken Holding NV	26,843	2,480,005
Koninklijke Philips NV	63,795	2,379,741
NXP Semiconductors NV	8,600	1,958,908

		9,993,287

Norway - 1.0%
DnB Bank ASA	21,600	494,072
Mowi ASA	63,900	1,512,304

		2,006,376

Republic of Korea - 1.8%
Samsung Electronics Co. Ltd.	55,300	3,631,823

Singapore - 1.3%
DBS Group Holdings Ltd.	108,700	2,634,418

Sweden - 2.5%
Essity AB, Class B	38,700	1,262,579
Investor AB, B Shares	62,912	1,578,670
Lundin Energy AB	25,200	901,726
Volvo AB, B Shares	61,849	1,430,350

		5,173,325

Switzerland - 12.0%
ABB Ltd.	69,200	2,637,404
Alcon, Inc.	6,900	608,617
Cie Financiere Richemont SA, Class A	13,700	2,047,257
Glencore PLC (B)	280,300	1,422,561
Nestle SA	34,176	4,771,561
Novartis AG	38,380	3,372,526
Roche Holding AG	9,532	3,954,456
Siemens Energy AG (B)	66,953	1,708,258

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
UBS Group AG	213,800	$ 3,837,557

		24,360,197

United Kingdom - 18.3%
Ashtead Group PLC	16,800	1,351,189
Aviva PLC	329,960	1,832,918
Barratt Developments PLC	99,500	1,007,393
BP PLC	310,500	1,389,016
British Land Co. PLC, REIT	105,000	754,672
Bunzl PLC	39,200	1,530,757
CNH Industrial NV	35,600	688,297
Entain PLC (B)	50,100	1,141,290
GlaxoSmithKline PLC	79,400	1,726,643
Imperial Brands PLC	55,399	1,212,138
Inchcape PLC	83,587	1,029,001
Informa PLC (B)	179,204	1,253,073
Kingfisher PLC	479,200	2,194,285
Liberty Global PLC, Class C (B)	66,595	1,870,653
Linde PLC	6,200	2,147,866
Lloyds Banking Group PLC	3,746,500	2,423,974
Melrose Industries PLC	544,410	1,178,281
Persimmon PLC	43,400	1,677,731

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Reckitt Benckiser Group PLC	28,400	$ 2,437,917
Smith & Nephew PLC	117,900	2,064,213
Tesco PLC	668,374	2,622,660
Unilever PLC	65,293	3,486,928

		37,020,895

Total Common Stocks (Cost $166,978,243)		201,833,916

OTHER INVESTMENT COMPANY - 2.4%
Securities Lending Collateral - 2.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (D)	4,865,562	4,865,562

Total Other Investment Company (Cost $4,865,562)		4,865,562

Total Investments (Cost $171,843,805)		206,699,478
Net Other Assets (Liabilities) - (1.9)%		(3,881,444)

Net Assets - 100.0%		$202,818,034

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	7.2%	$14,823,553
Industrial Conglomerates	6.7	13,864,063
Banks	5.3	10,881,950
Capital Markets	4.9	10,234,617
Household Durables	4.2	8,721,221
Multi-Utilities	3.7	7,736,667
Semiconductors & Semiconductor Equipment	3.5	7,302,241
Diversified Financial Services	3.5	7,203,171
Machinery	3.4	6,972,477
Health Care Equipment & Supplies	3.3	6,915,474
Food Products	3.0	6,283,865
Beverages	2.9	6,031,978
Oil, Gas & Consumable Fuels	2.8	5,892,501
Food & Staples Retailing	2.8	5,715,016
Chemicals	2.7	5,546,425
Electrical Equipment	2.6	5,324,998
Metals & Mining	2.4	4,910,504
Software	2.4	4,909,335
Entertainment	2.2	4,597,425
Insurance	2.2	4,539,506
Trading Companies & Distributors	2.2	4,462,888
IT Services	1.8	3,798,078
Household Products	1.8	3,700,496
Technology Hardware, Storage & Peripherals	1.8	3,631,823
Personal Products	1.7	3,486,928
Containers & Packaging	1.5	3,072,953
Construction Materials	1.2	2,388,999
Health Care Providers & Services	1.2	2,387,487
Air Freight & Logistics	1.1	2,373,436
Real Estate Management & Development	1.1	2,298,802

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Communications Equipment	1.1%	$2,230,724
Specialty Retail	1.1	2,194,285
Internet & Direct Marketing Retail	1.0	2,099,961
Textiles, Apparel & Luxury Goods	1.0	2,047,257
Diversified Telecommunication Services	0.9	1,870,653
Electronic Equipment, Instruments & Components	0.7	1,500,625
Aerospace & Defense	0.6	1,281,581
Leisure Products	0.6	1,265,829
Media	0.6	1,253,073
Airlines	0.6	1,230,088
Tobacco	0.6	1,212,138
Hotels, Restaurants & Leisure	0.5	1,141,290
Distributors	0.5	1,029,001
Equity Real Estate Investment Trusts	0.4	754,672
Marine	0.3	713,862

Investments	97.6	201,833,916
Short-Term Investments	2.4	4,865,562

Total Investments	100.0%	$206,699,478

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$9,719,304	$192,114,612	$—	$201,833,916
Other Investment Company	4,865,562	—	—	4,865,562

Total Investments	$14,584,866	$192,114,612	$—	$206,699,478

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,070,110, collateralized by cash collateral of $4,865,562 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,538,371. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the value of the 144A security is $1,123,335, representing 0.6% of the Portfolio’s net assets.
(D)	Rate disclosed reflects the yield at December 31, 2021.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $171,843,805) (including securities loaned of $7,070,110)	$206,699,478
Cash	52,197
Foreign currency, at value (cost $55,864)	55,893
Receivables and other assets:
Investments sold	552,191
Net income from securities lending	520
Shares of beneficial interest sold	35,063
Dividends	86,318
Tax reclaims	572,027

Total assets	208,053,687

Liabilities:
Cash collateral received upon return of:
Securities on loan	4,865,562
Payables and other liabilities:
Investments purchased	139,887
Shares of beneficial interest redeemed	5,459
Investment management fees	129,764
Distribution and service fees	16,166
Transfer agent costs	437
Trustees, CCO and deferred compensation fees	1,904
Audit and tax fees	14,917
Custody fees	35,823
Legal fees	976
Printing and shareholder reports fees	20,596
Other accrued expenses	4,162

Total liabilities	5,235,653

Net assets	$202,818,034

Net assets consist of:
Capital stock ($0.01 par value)	$126,912
Additional paid-in capital	159,717,586
Total distributable earnings (accumulated losses)	42,973,536

Net assets	$202,818,034

Net assets by class:
Initial Class	$124,895,043
Service Class	77,922,991

Shares outstanding:
Initial Class	7,784,438
Service Class	4,906,791

Net asset value and offering price per share:
Initial Class	$16.04
Service Class	15.88

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$6,220,314
Net income from securities lending	28,469
Withholding taxes on foreign income	(500,753)

Total investment income	5,748,030

Expenses:
Investment management fees	1,577,175
Distribution and service fees:
Service Class	186,969
Transfer agent costs	2,802
Trustees, CCO and deferred compensation fees	8,209
Audit and tax fees	23,344
Custody fees	95,368
Legal fees	11,850
Printing and shareholder reports fees	16,010
Other	15,459

Total expenses	1,937,186

Net investment income (loss)	3,810,844

Net realized gain (loss) on:
Investments	15,300,985
Foreign currency transactions	(17,976)

Net realized gain (loss)	15,283,009

Net change in unrealized appreciation (depreciation) on:
Investments	6,046,628
Translation of assets and liabilities denominated in foreign currencies	(32,816)

Net change in unrealized appreciation (depreciation)	6,013,812

Net realized and change in unrealized gain (loss)	21,296,821

Net increase (decrease) in net assets resulting from operations	$25,107,665

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$3,810,844	$2,524,554
Net realized gain (loss)	15,283,009	(6,351,470)
Net change in unrealized appreciation (depreciation)	6,013,812	15,349,668

Net increase (decrease) in net assets resulting from operations	25,107,665	11,522,752

Dividends and/or distributions to shareholders:
Initial Class	(2,357,268)	(3,661,878)
Service Class	(1,259,099)	(1,618,856)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,616,367)	(5,280,734)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,212,959	12,230,558
Service Class	11,194,617	13,174,082

	16,407,576	25,404,640

Dividends and/or distributions reinvested:
Initial Class	2,357,268	3,661,878
Service Class	1,259,099	1,618,856

	3,616,367	5,280,734

Cost of shares redeemed:
Initial Class	(23,233,652)	(25,898,761)
Service Class	(10,439,777)	(7,165,607)

	(33,673,429)	(33,064,368)

Net increase (decrease) in net assets resulting from capital share transactions	(13,649,486)	(2,378,994)

Net increase (decrease) in net assets	7,841,812	3,863,024

Net assets:
Beginning of year	194,976,222	191,113,198

End of year	$202,818,034	$194,976,222

Capital share transactions - shares:
Shares issued:
Initial Class	331,570	973,150
Service Class	720,214	1,077,812

	1,051,784	2,050,962

Shares reinvested:
Initial Class	148,256	294,127
Service Class	79,943	131,081

	228,199	425,208

Shares redeemed:
Initial Class	(1,494,138)	(2,014,841)
Service Class	(680,709)	(613,145)

	(2,174,847)	(2,627,986)

Net increase (decrease) in shares outstanding:
Initial Class	(1,014,312)	(747,564)
Service Class	119,448	595,748

	(894,864)	(151,816)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$14.40	$13.95	$11.90	$14.43	$12.00

Investment operations:
Net investment income (loss) (A)	0.31	0.20	0.30	0.29	0.36
Net realized and unrealized gain (loss)	1.62	0.65	2.15	(2.49)	2.37

Total investment operations	1.93	0.85	2.45	(2.20)	2.73

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.40)	(0.19)	(0.33)	(0.30)
Net realized gains	—	—	(0.21)	—	—

Total dividends and/or distributions to shareholders	(0.29)	(0.40)	(0.40)	(0.33)	(0.30)

Net asset value, end of year	$16.04	$14.40	$13.95	$11.90	$14.43

Total return	13.41%	6.54%	21.06%	(15.52)%	22.91%

Ratio and supplemental data:
Net assets end of year (000’s)	$124,895	$126,686	$133,161	$125,396	$88,588
Expenses to average net assets	0.85%	0.88%	0.84%	0.90%	0.93%
Net investment income (loss) to average net assets	1.97%	1.59%	2.28%	2.11%	2.67%
Portfolio turnover rate	19%	20%	16%	32%	24%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$14.26	$13.83	$11.80	$14.31	$11.90

Investment operations:
Net investment income (loss) (A)	0.26	0.16	0.26	0.27	0.31
Net realized and unrealized gain (loss)	1.62	0.64	2.13	(2.48)	2.37

Total investment operations	1.88	0.80	2.39	(2.21)	2.68

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.37)	(0.15)	(0.30)	(0.27)
Net realized gains	—	—	(0.21)	—	—

Total dividends and/or distributions to shareholders	(0.26)	(0.37)	(0.36)	(0.30)	(0.27)

Net asset value, end of year	$15.88	$14.26	$13.83	$11.80	$14.31

Total return	13.20%	6.20%	20.74%	(15.70)%	22.66%

Ratio and supplemental data:
Net assets end of year (000’s)	$77,923	$68,290	$57,952	$45,879	$57,981
Expenses to average net assets	1.10%	1.13%	1.09%	1.15%	1.18%
Net investment income (loss) to average net assets	1.67%	1.28%	2.01%	1.98%	2.28%
Portfolio turnover rate	19%	20%	16%	32%	24%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TS&W International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2021, commissions recaptured are $4,449.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2021.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,865,562	$—	$—	$—	$4,865,562
Total Borrowings	$4,865,562	$—	$—	$—	$4,865,562

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective December 10, 2021
First $250 million	0.77%
Over $250 million up to $1 billion	0.74
Over $1 billion up to $2 billion	0.72
Over $2 billion up to $6 billion	0.69
Over $6 billion up to $8 billion	0.68
Over $8 billion	0.66
Prior to December 10, 2021
First $500 million	0.77
Over $500 million up to $1 billion	0.75
Over $1 billion up to $2 billion	0.72
Over $2 billion up to $6 billion	0.69
Over $6 billion	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2021
Initial Class	0.92%	May 1, 2022
Service Class	1.17	May 1, 2022
Prior to May 1, 2021
Initial Class	0.95
Service Class	1.20

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 38,694,986	$ —	$ 47,968,059	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 175,913,649	$ 40,751,787	$ (9,965,958)	$ 30,785,829

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the capital loss carryforwards utilized are $7,454,636.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,616,367	$ —	$ —	$ 5,280,734	$ —	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,468,654	$ 6,712,860	$ —	$ —	$ —	$ 30,792,022

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica TS&W International Equity VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica TS&W International Equity VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica TS&W International Equity VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2021.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 4,283,128	$ 328,813

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500® Index, posted positive results over the year ended December 31, 2021. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy tailwinds, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation.

In the second quarter of 2021, U.S. equities rallied for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher.

During the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth stocks outperformed their value counterparts for the quarter; however, surging Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value stocks.

U.S. equities surged in the fourth quarter, registering their seventh consecutive quarterly gain. Risk sentiment was bolstered by robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. The rapid spread of the Omicron variant led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services.

Returns varied by market-cap, where large-cap stocks, as measured by the S&P 500® Index, outperformed both mid-cap stocks, as measured by the S&P MidCap 400® Index, and small-cap stocks, as measured by the Russell 2000® Index.

PERFORMANCE

For the year ended December 31, 2021, Transamerica WMC US Growth VP, Initial Class returned 20.67%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 27.60%.

STRATEGY REVIEW

The Portfolio’s management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance by focusing largely on stock selection.

Transamerica WMC US Growth VP (the “Portfolio”) underperformed its benchmark for the fiscal year ended December 31, 2021.

During the fiscal year, our stock selection decisions within the information technology, consumer discretionary, and health care sectors detracted from relative performance. This was partially offset by stronger security selection within the industrials, materials, and financials sectors. The impact from sector allocation, a residual of the Portfolio’s bottom-up stock selection process, detracted from relative performance over the fiscal year. The Portfolio’s average cash position during the period and underweight allocations to the consumer staples and real estate sectors detracted from relative returns. This was partially offset by an underweight allocation to the information technology sector, as well as overweight allocations to the communication services and consumer discretionary sectors.

The Portfolio’s largest relative detractors during the fiscal year included an underweight to NVIDIA Corp., a graphics-chip maker, overweights to Global Payments, Inc., a business payments company, and FleetCor Technologies, Inc., a business payment solutions provider.

The Portfolio’s largest relative contributors to performance during the fiscal year included overweights to EPAM Systems, Inc., a digital product design company, and Marvell Technology, Inc., a US-based supplier of storage, networking, and wireless semiconductors.

Mammen Chally, CFA

Douglas McLane, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2021
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	20.67%	24.60%	18.58%	12/31/1980
Russell 1000® Growth Index (A)	27.60%	25.32%	19.79%
Service Class	20.37%	24.29%	18.28%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period until December 31, 2021.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Ending Account Value December 31, 2021	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,082.60	$3.36	$1,022.00	$3.26	0.64%
Service Class	1,000.00	1,080.90	4.67	1,020.70	4.53	0.89

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2021

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 0.8%
Raytheon Technologies Corp.	436,434	$37,559,510

Air Freight & Logistics - 0.9%
FedEx Corp.	160,290	41,457,406

Automobiles - 2.1%
Tesla, Inc. (A)	88,779	93,819,872

Beverages - 2.0%
Constellation Brands, Inc., Class A	170,631	42,823,262
Monster Beverage Corp. (A)	495,499	47,587,724

		90,410,986

Biotechnology - 2.5%
Exact Sciences Corp. (A) (B)	155,803	12,126,148
Regeneron Pharmaceuticals, Inc. (A)	63,818	40,302,343
Seagen, Inc. (A)	160,957	24,883,952
Vertex Pharmaceuticals, Inc. (A)	164,187	36,055,465

		113,367,908

Building Products - 1.5%
Builders FirstSource, Inc. (A)	282,811	24,239,731
Fortune Brands Home & Security, Inc.	383,350	40,980,115

		65,219,846

Capital Markets - 0.9%
S&P Global, Inc.	81,676	38,545,355

Chemicals - 1.1%
PPG Industries, Inc.	287,039	49,497,005

Consumer Finance - 1.5%
American Express Co.	411,416	67,307,658

Electronic Equipment, Instruments & Components - 0.6%
Cognex Corp.	340,610	26,485,834

Entertainment - 3.9%
Netflix, Inc. (A)	157,655	94,977,678
Roku, Inc. (A)	149,745	34,171,809
Walt Disney Co. (A)	277,057	42,913,359

		172,062,846

Equity Real Estate Investment Trusts - 1.0%
American Tower Corp.	145,541	42,570,742

Health Care Equipment & Supplies - 2.6%
Align Technology, Inc. (A)	63,344	41,628,410
Edwards Lifesciences Corp. (A)	336,295	43,567,017
Teleflex, Inc.	94,499	31,041,032

		116,236,459

Health Care Providers & Services - 1.8%
UnitedHealth Group, Inc.	163,688	82,194,292

Hotels, Restaurants & Leisure - 4.2%
Airbnb, Inc., Class A (A)	261,817	43,589,912
Booking Holdings, Inc. (A)	24,392	58,522,018
Chipotle Mexican Grill, Inc. (A)	31,648	55,328,616
Penn National Gaming, Inc. (A)	542,020	28,103,737

		185,544,283

Interactive Media & Services - 9.0%
Alphabet, Inc., Class A (A)	75,018	217,330,147
Meta Platforms, Inc., Class A (A)	542,513	182,474,247

		399,804,394

Internet & Direct Marketing Retail - 6.1%
Amazon.com, Inc. (A)	81,531	271,852,075

	Shares	Value
COMMON STOCKS (continued)
IT Services - 5.3%
Block, Inc., Class A (A)	157,172	$ 25,384,850
EPAM Systems, Inc. (A)	71,161	47,567,571
FleetCor Technologies, Inc. (A)	187,104	41,881,359
Global Payments, Inc.	219,818	29,714,997
Mastercard, Inc., Class A	259,195	93,133,947

		237,682,724

Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	97,234	64,878,414

Machinery - 1.9%
Deere & Co.	152,176	52,179,628
Nordson Corp.	130,951	33,427,862

		85,607,490

Pharmaceuticals - 1.9%
Eli Lilly & Co.	315,004	87,010,405

Professional Services - 1.4%
Equifax, Inc.	146,735	42,962,540
Leidos Holdings, Inc.	231,133	20,547,724

		63,510,264

Semiconductors & Semiconductor Equipment - 10.0%
Advanced Micro Devices, Inc. (A)	495,009	71,231,795
Entegris, Inc.	300,687	41,669,204
KLA Corp.	133,174	57,279,469
Marvell Technology, Inc.	575,675	50,365,806
Micron Technology, Inc.	326,211	30,386,555
NVIDIA Corp.	253,754	74,631,589
Skyworks Solutions, Inc.	174,355	27,049,435
Teradyne, Inc.	229,950	37,603,723
Texas Instruments, Inc.	284,110	53,546,212

		443,763,788

Software - 19.7%
Adobe, Inc. (A)	167,561	95,017,141
Avalara, Inc. (A)	226,267	29,213,332
Five9, Inc. (A)	243,984	33,503,883
Microsoft Corp.	1,217,679	409,529,801
Palo Alto Networks, Inc. (A)	76,157	42,401,171
Paycom Software, Inc. (A)	77,039	31,985,822
Qualtrics International, Inc., Class A (A)	573,346	20,296,448
RingCentral, Inc., Class A (A)	116,509	21,827,961
salesforce.com, Inc. (A)	292,074	74,224,766
ServiceNow, Inc. (A)	91,297	59,261,796
Workday, Inc., Class A (A)	217,742	59,482,760

		876,744,881

Specialty Retail - 1.6%
TJX Cos., Inc.	940,450	71,398,964

Technology Hardware, Storage & Peripherals - 10.5%
Apple, Inc.	2,389,314	424,270,487
NetApp, Inc.	480,695	44,219,133

		468,489,620

Textiles, Apparel & Luxury Goods - 3.3%
Lululemon Athletica, Inc. (A)	127,802	50,028,093
NIKE, Inc., Class B	422,950	70,493,076
VF Corp.	381,425	27,927,939

		148,449,108

Total Common Stocks (Cost $2,474,495,726)		4,441,472,129

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2021

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 0.00% (C), dated 12/31/2021, to be repurchased at $20,587,932 on 01/03/2022. Collateralized by a U.S. Government Obligation, 3.13%, due 11/15/2028, and with a value of $20,999,750.	$20,587,932	$ 20,587,932

Total Repurchase Agreement (Cost $20,587,932)		20,587,932

Total Investments (Cost $2,495,083,658)		4,462,060,061
Net Other Assets (Liabilities) - (0.1)%		(2,752,137)

Net Assets - 100.0%		$4,459,307,924

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$4,441,472,129	$—	$—	$4,441,472,129
Repurchase Agreement	—	20,587,932	—	20,587,932

Total Investments	$4,441,472,129	$20,587,932	$—	$4,462,060,061

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $8,426,654 collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $8,607,465. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2021.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2021. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2021

Assets:
Investments, at value (cost $2,474,495,726) (including securities loaned of $8,426,654)	$4,441,472,129
Repurchase agreement, at value (cost $20,587,932)	20,587,932
Foreign currency, at value (cost $22,044)	22,795
Receivables and other assets:
Net income from securities lending	857
Shares of beneficial interest sold	564,009
Dividends	486,774
Tax reclaims	172,958

Total assets	4,463,307,454

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,022,787
Investment management fees	2,310,305
Distribution and service fees	105,733
Transfer agent costs	9,555
Trustees, CCO and deferred compensation fees	39,157
Audit and tax fees	42,778
Custody fees	97,836
Legal fees	19,036
Printing and shareholder reports fees	285,588
Other accrued expenses	66,755

Total liabilities	3,999,530

Net assets	$4,459,307,924

Net assets consist of:
Capital stock ($0.01 par value)	$985,329
Additional paid-in capital	1,881,541,040
Total distributable earnings (accumulated losses)	2,576,781,555

Net assets	$4,459,307,924

Net assets by class:
Initial Class	$3,959,376,686
Service Class	499,931,238

Shares outstanding:
Initial Class	87,103,118
Service Class	11,429,775

Net asset value and offering price per share:
Initial Class	$45.46
Service Class	43.74

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income:
Dividend income	$22,847,857
Net income from securities lending	55,719

Total investment income	22,903,576

Expenses:
Investment management fees	26,598,690
Distribution and service fees:
Service Class	1,207,400
Transfer agent costs	58,404
Trustees, CCO and deferred compensation fees	172,348
Audit and tax fees	70,633
Custody fees	238,062
Legal fees	247,882
Printing and shareholder reports fees	225,782
Other	173,768

Total expenses	28,992,969

Net investment income (loss)	(6,089,393)

Net realized gain (loss) on:
Investments	619,043,373

Net change in unrealized appreciation (depreciation) on:
Investments	195,956,874
Translation of assets and liabilities denominated in foreign currencies	(417)

Net change in unrealized appreciation (depreciation)	195,956,457

Net realized and change in unrealized gain (loss)	814,999,830

Net increase (decrease) in net assets resulting from operations	$808,910,437

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2021	December 31, 2020
From operations:
Net investment income (loss)	$(6,089,393)	$2,986,533
Net realized gain (loss)	619,043,373	621,731,122
Net change in unrealized appreciation (depreciation)	195,956,457	579,079,354

Net increase (decrease) in net assets resulting from operations	808,910,437	1,203,797,009

Dividends and/or distributions to shareholders:
Initial Class	(554,110,649)	(268,024,464)
Service Class	(71,796,161)	(30,802,695)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(625,906,810)	(298,827,159)

Capital share transactions:
Proceeds from shares sold:
Initial Class	64,567,455	270,387,932
Service Class	22,711,315	55,333,512

	87,278,770	325,721,444

Dividends and/or distributions reinvested:
Initial Class	554,110,649	268,024,464
Service Class	71,796,161	30,802,695

	625,906,810	298,827,159

Cost of shares redeemed:
Initial Class	(470,816,652)	(768,134,649)
Service Class	(69,801,289)	(67,650,678)

	(540,617,941)	(835,785,327)

Net increase (decrease) in net assets resulting from capital share transactions	172,567,639	(211,236,724)

Net increase (decrease) in net assets	355,571,266	693,733,126

Net assets:
Beginning of year	4,103,736,658	3,410,003,532

End of year	$4,459,307,924	$4,103,736,658

Capital share transactions - shares:
Shares issued:
Initial Class	1,471,584	7,340,366
Service Class	515,726	1,603,800

	1,987,310	8,944,166

Shares reinvested:
Initial Class	12,570,568	6,943,639
Service Class	1,691,311	822,722

	14,261,879	7,766,361

Shares redeemed:
Initial Class	(10,358,371)	(20,079,456)
Service Class	(1,584,281)	(1,954,673)

	(11,942,652)	(22,034,129)

Net increase (decrease) in shares outstanding:
Initial Class	3,683,781	(5,795,451)
Service Class	622,756	471,849

	4,306,537	(5,323,602)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$43.71	$34.35	$26.86	$29.25	$23.30

Investment operations:
Net investment income (loss) (A)	(0.05)	0.04	0.05	0.04	0.13
Net realized and unrealized gain (loss)	8.86	12.37	10.31	0.42	6.59

Total investment operations	8.81	12.41	10.36	0.46	6.72

Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.04)	(0.04)	(0.16)	(0.12)
Net realized gains	(7.02)	(3.01)	(2.83)	(2.69)	(0.65)

Total dividends and/or distributions to shareholders	(7.06)	(3.05)	(2.87)	(2.85)	(0.77)

Net asset value, end of year	$45.46	$43.71	$34.35	$26.86	$29.25

Total return	20.67%	37.30%	40.05%	0.21%	29.20%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,959,377	$3,646,030	$3,064,686	$2,313,734	$2,507,627
Expenses to average net assets	0.64%	0.65%	0.68%	0.70%	0.70	%(B)
Net investment income (loss) to average net assets	(0.11)%	0.11%	0.15%	0.15%	0.48%
Portfolio turnover rate	25%	30%	26%	28%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$42.35	$33.41	$26.22	$28.62	$22.82

Investment operations:
Net investment income (loss) (A)	(0.16)	(0.05)	(0.03)	(0.03)	0.05
Net realized and unrealized gain (loss)	8.57	12.00	10.05	0.41	6.46

Total investment operations	8.41	11.95	10.02	0.38	6.51

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	(0.09)	(0.06)
Net realized gains	(7.02)	(3.01)	(2.83)	(2.69)	(0.65)

Total dividends and/or distributions to shareholders	(7.02)	(3.01)	(2.83)	(2.78)	(0.71)

Net asset value, end of year	$43.74	$42.35	$33.41	$26.22	$28.62

Total return	20.37%	36.94%	39.68%	(0.03)%	28.86%

Ratio and supplemental data:
Net assets end of year (000’s)	$499,931	$457,707	$345,318	$208,921	$238,839
Expenses to average net assets	0.89%	0.90%	0.93%	0.95%	0.95	%(B)
Net investment income (loss) to average net assets	(0.36)%	(0.14)%	(0.10)%	(0.10)%	0.21%
Portfolio turnover rate	25%	30%	26%	28%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2021

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2021, commissions recaptured are $18,185.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2021, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2021, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2021.

Repurchase agreements at December 31, 2021, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2021, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

6. RISK FACTORS (continued)

Market risk: The market values of the Portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Large capitalization companies risk: The Portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”), and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective August 1, 2021
First $500 million	0.6800%
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500
Prior to August 1,2021
First $500 million	0.6800
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5700

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit
Initial Class	0.74%	May 1, 2022
Service Class	0.99	May 1, 2022

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2021 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2021, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2022. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2021, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2021, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2021.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2021, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 1,734,035	$ 7,576,739	$ 1,698,905

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2021, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,062,965,027	$ —	$ 1,520,359,072	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2021, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,497,303,880	$ 2,007,547,315	$ (42,791,134)	$ 1,964,756,181

As of December 31, 2021, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2021, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 are as follows:

2021 Distributions Paid From:			2020 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 43,468,285	$ 582,438,525	$ —	$ 30,434,623	$ 268,392,536	$ —

As of December 31, 2021, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 64,610,903	$ 547,413,720	$ —	$ —	$ —	$ 1,964,756,932

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021

10. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica WMC US Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica WMC US Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Series Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 25, 2022

Transamerica Series Trust	Annual Report 2021

Transamerica WMC US Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $582,438,525 for the year ended December 31, 2021.

Transamerica Series Trust	Annual Report 2021

Management of the Trust

Board Members and Officers

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio and the operation of each Portfolio by its officers. The Board also reviews the management of each Portfolio’s assets by the Investment Manager and the sub-advisers.

The Portfolios are among the portfolios managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”) and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 118 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Trust’s Board Members and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-888-233-4339 or visiting the Trust’s website at www.transamerica.com.

The Board Members, their age, their positions with the Trust, and their principal occupations at least for the past five years (their titles may have varied during that period), the number of funds in Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); Chairman of the Board, President and Chief Executive Officer, TET (2017 – present); Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018); Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);	118	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica Series Trust	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present); Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016) and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (73)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	113	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (69)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	113	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)

Transamerica Series Trust	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (65)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				113	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (56)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	113	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021)
Lauriann C. Kloppenburg (61)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1991 Office, LLC (family office) (2017 – Present);	113	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – present);

Transamerica Series Trust	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (continued)

Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present);

Executive in Residence, Bentley University (2015 – 2017);

Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.

					Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (65)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	113	N/A
John E. Pelletier (57)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);	113	N/A

Transamerica Series Trust	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (71)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	113	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (70)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018);	113	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present) Board Member, Remember Honor

Transamerica Series Trust	Annual Report 2021

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Employee, RBC Dain Rauscher (securities dealer) (2004);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

Transamerica Series Trust	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
OFFICERS
Marijn P. Smit (48)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Christopher A. Staples, CFA (51)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Thomas R. Wald, CFA (61)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present);

TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Vincent J. Toner (51)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Transamerica Series Trust	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
OFFICERS — continued
Vincent J. Toner (continued)

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Francine J. Rosenberger (54)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);

Chief Compliance Officer (2019 – present), TAM;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (43)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Dennis P. Gallagher (51)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 – present and 2006 – 2014);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Associate General Counsel, TAM, Mutual Funds and Latin American Operations (2017 – present);

Assistant Secretary (2019);

Associate General Counsel, Latin American Operations and International Funds (2014 – 2017);

Chairman of the Board, Aegon Global Funds (2013 – present);

Director, Mongeral Aegon Seguros e Previdencia SA (2017 – present);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

and Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014).

Transamerica Series Trust	Annual Report 2021

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
OFFICERS — continued
Kathryn L. Petty (44)	Assistant Treasurer	Since 2021	Assistant Treasurer, TF, TST and TAAVF (2021 – present); and Senior Manager, Fund Administration, TAM (2014 – present).
Timothy Bresnahan (53)	Assistant Secretary	Since 2020

Assistant Secretary, TF, TST and TAAVF (2020 – present);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Series Trust	Annual Report 2021

TRANSAMERICA SERIES TRUST

RESULTS OF SHAREHOLDER MEETING

(unaudited)

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and to provide final results. Accordingly, the Board of Trustees of Transamerica Series Trust solicited a vote by the shareholders for the following items:

A special meeting of shareholders of Transamerica Series Trust was held on December 2, 2021. The results of the Proposal were as follows:

1.01: To elect Nominee Sandra N. Bane to the Board.

Proposal	Number of Shares
For	4,454,763,680
Against	146,981,658
Withheld	0

1.02: To elect Nominee Leo J. Hill to the Board.

Proposal	Number of Shares
For	4,453,027,879
Against	148,717,459
Withheld	0

1.03: To elect Nominee Kathleen T. Ives to the Board.

Proposal	Number of Shares
For	4,460,943,041
Against	140,802,296
Withheld	0

1.04: To elect Nominee David W. Jennings to the Board.

Proposal	Number of Shares
For	4,435,120,275
Against	166,625,062
Withheld	0

1.05: To elect Nominee Lauriann C. Kloppenburg to the Board.

Proposal	Number of Shares
For	4,457,588,226
Against	144,157,111
Withheld	0

1.06: To elect Nominee Fredric A. Nelson III to the Board.

Proposal	Number of Shares
For	4,454,569,534
Against	147,175,804
Withheld	0

1.07: To elect Nominee John E. Pelletier to the Board.

Proposal	Number of Shares
For	4,454,324,564
Against	147,420,773
Withheld	0

Transamerica Series Trust	Annual Report 2021

TRANSAMERICA SERIES TRUST

RESULTS OF SHAREHOLDER MEETING (continued)

(unaudited)

1.08: To elect Nominee Patricia L. Sawyer to the Board.

Proposal	Number of Shares
For	4,453,067,227
Against	148,678,110
Withheld	0

1.09: To elect Nominee Marijn P. Smit to the Board.

Proposal	Number of Shares
For	4,455,776,602
Against	145,968,736
Withheld	0

1.10: To elect Nominee John W. Waechter to the Board.

Proposal	Number of Shares
For	4,451,056,732
Against	150,688,606
Withheld	0

1.11: To elect Nominee Alan F. Warrick to the Board.

Proposal	Number of Shares
For	4,439,952,381
Against	161,792,956
Withheld	0

Transamerica Series Trust	Annual Report 2021

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Portfolios, except Transamerica BlackRock Government Money Market VP, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Portfolios’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica BlackRock Government Money Market VP will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.tranasmercia.com.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

PO Box 219945

Kansas City, MO 64121-9945

Distributor:	Transamerica Capital, Inc.
PO Box 219945
Kansas City, MO 64121-9945

Customer Service: 1-800-851-9777

(b)	Not Applicable.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2021	2020
(a)	Audit Fees	$1,013	$1,029
(b)	Audit Related Fees(1)	$53	$57
(c)	Tax Fees(2)	$209	$163
(d)	All Other Fees(3)	$35	$46

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-IA filing of the funds comprising the Registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items..

(e)(1) Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2021 and 2020 was zero.

(f) Not Applicable.

(g) Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, Lauriann C. Kloppenburg, Frederic A. Nelson III, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)

A separate certification for each principal executive and principal officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below. Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)

Any written solicitation to purchase securities under Rule 23c 1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

Certification pursuant to Section  906 of the Sarbanes-Oxley Act of 2002. A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 3, 2022

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Date:	March 3, 2022

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer